UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05962

Name of Registrant:	Vanguard Variable Insurance Funds
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:	Anne E. Robinson, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code:	(610) 669-1000

Date of fiscal year end: December 31

Date of reporting period: January 1, 2021—December 31, 2021

Item 1: Reports to Shareholders

Annual Report   |   December 31, 2021
Vanguard Variable Insurance Funds
Balanced Portfolio

Contents
Your Portfolio’s Performance at a Glance	1
Advisor’s Report	2
About Your Portfolio’s Expenses	4
Performance Summary	5
Financial Statements	7
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your portfolio are spelled out in the prospectus.

Your Portfolio’s Performance at a Glance
•	The Balanced Portfolio returned 19.02% for the 12 months ended December 31, 2021, outperforming the 17.34% return of its composite benchmark. Please note that the portfolio’s returns are different from those in Vanguard Variable Annuity (and other plans that invest in the portfolio), which take into account insurance-related expenses.
•	The U.S. economy continued to heal over the period. Vaccination programs started rolling out early in the year, enabling more workers to return to the labor force and helping some hard-hit sectors such as hospitality, leisure, and travel begin to rebound. U.S. stocks performed strongly even with the spread of new COVID-19 variants, a surge in inflation, and Federal Reserve monetary policy turning less accommodative. Bond yields ended the period higher.
•	Returns were positive in all 10 stock sectors the portfolio invests in. Communication services and financial stocks were the largest contributors relative to the benchmark. Energy and information technology stocks were net detractors.
•	Over the decade ended December 31, the portfolio’s average annual return trailed that of its composite benchmark by less than one percentage point.
Market Barometer
Average Annual Total Returns Periods Ended December 31, 2021
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	26.45%	26.21%	18.43%
Russell 2000 Index (Small-caps)	14.82	20.02	12.02
Russell 3000 Index (Broad U.S. market)	25.66	25.79	17.97
FTSE All-World ex US Index (International)	8.36	13.66	9.89
Bonds
Bloomberg U.S. Aggregate Bond Index (Broad taxable market)	-1.54%	4.79%	3.57%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	1.52	4.73	4.17
FTSE Three-Month U.S. Treasury Bill Index	0.05	0.95	1.11
CPI
Consumer Price Index	7.04%	3.53%	2.92%
1

Advisor’s Report
The Balanced Portfolio returned 19.02% for the 12 months ended December 31, 2021, outperforming the 17.34% return of its blended benchmark (a mix of 65% large-capitalization stocks and 35% high-quality corporate bonds). The stock and bond portions of the portfolio outperformed their benchmarks, the Standard & Poor’s 500 Index and the Bloomberg U.S. Credit A or Better Bond Index, respectively.
The investment environment
Stock markets in the United States and abroad posted positive results for 2021. The S&P 500 Index returned 28.71%, the MSCI World Index returned 22.35%, and the MSCI EAFE Index returned 11.26%.
In the first and second quarters, global equities continued to advance amid the accelerating global rollout of vaccines and a favorable outlook for global economic growth. The global decline in COVID-19 cases, however, came to a halt midyear, with the rapid spread of the highly infectious Delta variant, which disrupted plans to lift lockdowns in many countries and reopen economies. During the third quarter, global equities fell for the first time in six quarters. Markets contended with pandemic uncertainty, moderating growth, the imminent prospect of reduced quantitative easing and policy tightening, and persistent supply-chain dislocations that amplified the risk of more sustained inflation.
Global equities rebounded in the fourth quarter. Equity volatility spiked sharply as the Omicron variant proliferated across the globe, though its impact on financial markets was tempered by evidence that it poses less-severe health consequences than prior variants.
Broad fixed income markets largely generated negative total returns over the 12 months, driven by rising U.S. Treasury yields. Yields rose significantly in the first quarter of 2021 following an improving growth outlook and a reinforced reflation narrative, offsetting positive price appreciation from spread tightening. Credit spreads tightened considerably during the first half of 2021 as vaccination rates increased, economic data improved, and fiscal stimulus remained supportive.
However, spreads widened in the second half of the year, driven by increased inflation risk and concerns about the impact of new variants on the economic recovery. Global central banks maintained highly accommodative policy stances throughout the period, although focus shifted late in the year to accelerating the timelines for tapering large-scale asset purchase programs and raising interest rates.
The Bloomberg U.S. Aggregate Bond Index returned –1.54% for the 12 months ended December 31, outperforming the higher-quality credit market as measured by the Bloomberg U.S. Credit A or Better Bond Index, which returned –1.68%. The yield of the 10-year Treasury note rose 60 basis points, ending the period at 1.51%. (A basis point is one hundredth of a percentage point.)
Our successes
In the stock portfolio, strong selection in communication services, financials, and health care contributed to relative performance. Alphabet, Charles Schwab, and Blackstone were strong individual contributors to results. A lack of exposure to benchmark constituents such as Walt Disney and PayPal also boosted relative returns for the period. In addition, an underweight allocation to Amazon helped overall performance.
The fixed income portfolio outperformed the Bloomberg U.S. Credit A or Better Bond Index, driven primarily by security selection. Selection within investment-grade corporate bonds, particularly industrials (consumer non-cyclical, technology, and communications), drove positive relative performance. Security selection within taxable municipals (particularly revenue bonds), financials, and utilities also helped results, as did modest out-of-benchmark allocations to asset-backed securities and commercial mortgage-backed securities (MBS). Duration and yield curve positioning boosted relative results as well. An underweight allocation to the
20-year portion of the yield curve at the beginning of the 12-month period, which was notable for its rising yields, benefited the portfolio.
Our shortfalls
In the stock portfolio, sector allocation detracted from relative returns, driven by an underweighting of information technology and an overweighting of consumer staples. Security selection in energy, IT, and consumer staples also detracted. Key relative detractors included Global Payments, Novartis, and Becton Dickinson. A lack of exposure to NVIDIA and Tesla also dampened relative returns.
On the fixed income side, the underweight allocation to credit spread duration was the primary detractor. An out-of-benchmark allocation to MBS detracted moderately from relative returns, particularly agency MBS.
Portfolio positioning
The global economy is at a crossroads. Some believe we are entering a new phase in which demand, and therefore inflation, will be the strongest in two decades. Others see this condition as temporary, as supply chains rebuild and post-COVID adjustments take shape. Although these debates are worth monitoring, our most differentiated insights and therefore highest conviction are really at the company level—rather than around macroeconomic forecasts—and we have constructed the portfolio accordingly.
Over the year, we initiated new positions in Workday, Amazon, S&P Global, and several other businesses. Workday is a leader in human resources cloud solutions, with 60% of Fortune 500 companies as customers. We believe that Workday is in the early days of delivering the benefit of artificial intelligence and machine learning to its customers. Amazon has clearly demonstrated an ability to grow in all market environments with resilience across business lines. We believe that it continues to have a long runway for growth, and we were able to initiate a position at an attractive price
2

following a period of significant underperformance. S&P Global is a leading data and analytics provider to capital markets worldwide and is on the verge of a transformational merger with IHS Markit. We believe this merger will position the business for stronger growth and returns.
Our largest sector overweighting remains financials, as many companies in the sector continue to look attractive in our intrinsic return framework. The portfolio remains underweighted in IT stocks; however, we did find opportunities in the sector over the year and invested in competitively advantaged, growing businesses with strong management teams at reasonable valuations.
We remain committed to our investment philosophy and process to construct a portfolio of resilient businesses at reasonable valuations run by management teams that are likely to make value-enhancing decisions over the long term. Our goal is for the portfolio to deliver a superior rate of economic growth over the long term and provide downside protection in difficult economic and market environments.
On the fixed income side, we maintain a modestly pro-risk posture as growth is expected to normalize in 2022. Fiscal stimulus and infrastructure spending should continue to support the economy, albeit to a lesser extent than we expected six months ago. Supply disruptions and labor shortages are weighing on the recovery and pressuring inflation but should wane throughout this year. Inflation has been running persistently higher than both the Federal Reserve’s forecast and its target range and has shown signs of broadening across more goods and services. Although we expect inflation to eventually moderate, it could remain sticky through 2022. Energy prices are still a wild card. Credit conditions are robust but may have peaked. With most sector valuations remaining within the bottom decile, forward excess returns will likely be challenged. COVID variants and future waves remain a risk to global growth. Fed policy missteps and China's weakening growth impulse are also potential risks.
We have positioned the fixed income portion of the portfolio with a largely neutral duration posture relative to the benchmark as of the end of 2021. Our base case is that rates will move higher in 2022 but not necessarily in a linear path. Therefore, we are looking to hold a modest duration underweight in the fixed income portfolio relative to the benchmark. The Fed is on track to conclude tapering by the end of 2022’s first quarter and to lift policy rates thereafter. The pace and magnitude of rate increases will largely be determined by the impact on financial conditions and the path of inflation.
U.S. government securities remain a source of liquidity for the portfolio. We continue to hold an out-of-benchmark allocation to agency MBS but are more cautious about the sector. Prepayment speeds remain faster than they were after the global financial crisis but have started to slow amid rising rates and burnout in higher coupons. Spreads have widened from the tight levels as risks have increased amid the acceleration of tapering and potential for quantitative tightening. Within agency MBS, we favor collateralized mortgage obligations, which are expected to earn their income through stable cash flows.
Credit fundamentals improved dramatically during 2021. We believe that further improvement is likely limited, and there is the potential for deterioration in some sectors as management teams shift focus decidedly to shareholders. The main risks to corporate fundamentals are debt-funded share repurchases and inflationary pressures on operating margins. Mergers and acquisitions also pose a risk, though several recent actions from the current administration seem to limit the potential for large-scale transactions.
From a sector perspective, we prefer financials over industrials broadly. Within financials, we favor well-capitalized global banks that are limited by regulators in their ability to impair their balance sheets to reward shareholders. Technicals remain favorable, as strong demand has easily absorbed elevated supply. U.S. investment-grade credit remains attractive on a relative basis for non-U.S. investors, though this relationship has inflected negatively as U.S. rates at the short end of the curve have moved higher and foreign currency hedging costs have risen. From a credit curve standpoint, we see value in the seven- to 10-year range as steep spread curves provide potential for an attractive roll-down profile.
Given tight valuations and continued tail risks to markets, we maintain a robust liquidity profile including 25.06% in cash, U.S. government securities, and agency MBS.
We continue to be disciplined in our application of our investment process, which allows us to create a balanced portfolio that we believe should perform well in a variety of environments. We remain focused on long-term, low-turnover investing—features that we believe will serve the fund’s shareholders well over time.
Portfolio Managers:
Daniel J. Pozen
Senior Managing Director and
Equity Portfolio Manager
Loren L. Moran, CFA,
Senior Managing Director and
Fixed Income Portfolio Manager
Wellington Management Company LLP
January 18, 2022
3

About Your Portfolio’s Expenses
As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio's gross income, directly reduce the investment return of the portfolio.
A portfolio's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your portfolio's costs in two ways:
•	Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the portfolio's actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio's costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio's actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the portfolio's expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your portfolio's current prospectus.
Six Months Ended December 31, 2021
Balanced Portfolio	Beginning Account Value 6/30/2021	Ending Account Value 12/31/2021	Expenses Paid During Period
Based on Actual Portfolio Return	$1,000.00	$1,081.90	$1.05
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.20	1.02
The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.20%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).
4

Balanced Portfolio
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio's returns would be lower.
Cumulative Performance: December 31, 2011, Through December 31, 2021
Initial Investment of $10,000
		Average Annual Total Returns Periods Ended December 31, 2021
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Balanced Portfolio	19.02%	12.32%	11.40%	$29,445
Composite Stock/Bond Index	17.34	13.65	12.20	31,626
Dow Jones U.S. Total Stock Market Float Adjusted Index	25.66	17.92	16.24	45,050
Composite Stock/Bond Index: Weighted 65% S&P 500 Index and 35% Bloomberg U.S. Credit A or Better Bond Index
See Financial Highlights for dividend and capital gains information.
5

Balanced Portfolio
Portfolio Allocation
As of December 31, 2021
Asset-Backed/Commercial Mortgage-Backed Securities	1.5%
Common Stocks	67.3
Corporate Bonds	21.1
Sovereign Bonds	0.4
Taxable Municipal Bonds	1.6
U.S. Government and Agency Obligations	8.1
The table reflects the portfolio’s investments, except for short-term investments and derivatives. The agency and mortgage-backed securities may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.
6

Balanced Portfolio
Financial Statements
Schedule of Investments
As of December 31, 2021
The portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The portfolio’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (66.3%)
Communication Services (7.4%)
*	Alphabet Inc. Class A	56,621	164,033
*	Meta Platforms Inc. Class A	309,867	104,224
	Electronic Arts Inc.	98,311	12,967
			281,224
Consumer Discretionary (7.7%)
	McDonald's Corp.	242,958	65,130
	Home Depot Inc.	133,768	55,515
*	Amazon.com Inc.	16,514	55,063
	TJX Cos. Inc.	504,643	38,312
	Starbucks Corp.	240,855	28,173
	Dollar General Corp.	99,940	23,569
	Lennar Corp. Class A	87,028	10,109
*	Coupang Inc.	294,543	8,654
	DR Horton Inc.	61,933	6,717
			291,242
Consumer Staples (4.4%)
	Procter & Gamble Co.	361,948	59,207
	Sysco Corp.	532,462	41,825
	Nestle SA (Registered)	228,596	31,916
	Coca-Cola Co.	407,879	24,151
	Diageo plc	165,428	9,045
			166,144
Energy (2.1%)
	TotalEnergies SE	956,446	48,683
	Royal Dutch Shell plc Class A (XLON)	1,338,016	29,269
	Royal Dutch Shell plc Class A	77,515	1,699
			79,651
Financials (10.0%)
	Charles Schwab Corp.	1,131,488	95,158
	JPMorgan Chase & Co.	401,153	63,523
	Progressive Corp.	367,174	37,690
	BlackRock Inc.	40,384	36,974
	Bank of America Corp.	802,354	35,697
	Blackstone Inc.	213,632	27,642
	American Express Co.	167,160	27,347
	S&P Global Inc.	53,181	25,098
	Morgan Stanley	198,313	19,466
	Goldman Sachs Group Inc.	19,448	7,440
	Prudential plc (XLON)	257,179	4,447
			380,482
Health Care (9.6%)
	Pfizer Inc.	1,020,352	60,252
	UnitedHealth Group Inc.	114,474	57,482
	HCA Healthcare Inc.	184,673	47,446
	Anthem Inc.	75,042	34,785
	Novartis AG (Registered)	371,067	32,606
	Becton Dickinson and Co.	112,630	28,324
	Humana Inc.	56,540	26,226
	AstraZeneca plc ADR	443,622	25,841
	Danaher Corp.	69,207	22,770
	Abbott Laboratories	111,567	15,702
		Shares	Market Value• ($000)
	Baxter International Inc.	147,201	12,636
			364,070
Industrials (6.2%)
	Johnson Controls International plc	437,933	35,608
	Raytheon Technologies Corp.	344,932	29,685
	Trane Technologies plc	135,545	27,384
	Fortive Corp.	344,583	26,288
	Deere & Co.	70,358	24,125
	Illinois Tool Works Inc.	93,210	23,004
	Northrop Grumman Corp.	44,435	17,200
	Union Pacific Corp.	66,864	16,845
	Schneider Electric SE	71,865	14,128
*	Airbus SE	83,372	10,667
	Parker-Hannifin Corp.	32,958	10,485
			235,419
Information Technology (15.4%)
	Microsoft Corp.	604,215	203,210
	Apple Inc.	536,104	95,196
	Texas Instruments Inc.	250,952	47,297
	Accenture plc Class A	77,747	32,230
	Taiwan Semiconductor Manufacturing Co. Ltd. ADR	245,360	29,519
	Marvell Technology Inc.	280,098	24,506
*	Workday Inc. Class A	86,743	23,696
*	salesforce.com Inc.	91,111	23,154
	Global Payments Inc.	156,485	21,154
	Cisco Systems Inc.	267,538	16,954
	Mastercard Inc. Class A	41,385	14,870
	Visa Inc. Class A	67,806	14,694
	Lam Research Corp.	17,701	12,730
	KLA Corp.	28,528	12,270
	Fidelity National Information Services Inc.	98,457	10,747
			582,227
Real Estate (1.4%)
	American Tower Corp.	86,801	25,389
	Prologis Inc.	109,817	18,489
	VICI Properties Inc.	259,482	7,813
			51,691
Utilities (2.1%)
	Exelon Corp.	767,437	44,327
	Duke Energy Corp.	327,355	34,340
			78,667
Total Common Stocks (Cost $1,571,924)			2,510,817

7

Balanced Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
U.S. Government and Agency Obligations (8.0%)
U.S. Government Securities (7.8%)
[1]	United States Treasury Note/Bond	0.125%	4/30/23	410	408
	United States Treasury Note/Bond	0.125%	5/15/23	355	353
	United States Treasury Note/Bond	2.625%	6/30/23	6,650	6,852
	United States Treasury Note/Bond	0.125%	7/31/23	2,600	2,579
	United States Treasury Note/Bond	0.125%	8/31/23	5,700	5,649
	United States Treasury Note/Bond	0.250%	9/30/23	1,500	1,490
	United States Treasury Note/Bond	0.375%	10/31/23	4,500	4,475
	United States Treasury Note/Bond	2.875%	10/31/23	5,600	5,821
	United States Treasury Note/Bond	2.625%	12/31/23	6,400	6,638
	United States Treasury Note/Bond	0.125%	1/15/24	3,530	3,485
	United States Treasury Note/Bond	0.125%	2/15/24	7,690	7,590
	United States Treasury Note/Bond	0.250%	3/15/24	6,750	6,670
	United States Treasury Note/Bond	0.375%	4/15/24	1,000	990
	United States Treasury Note/Bond	0.250%	5/15/24	5,050	4,981
	United States Treasury Note/Bond	0.250%	6/15/24	270	266
	United States Treasury Note/Bond	1.750%	6/30/24	9,085	9,282
	United States Treasury Note/Bond	0.375%	8/15/24	16,500	16,281
	United States Treasury Note/Bond	0.375%	9/15/24	3,100	3,056
[1]	United States Treasury Note/Bond	0.625%	10/15/24	26,675	26,458
	United States Treasury Note/Bond	1.500%	10/31/24	3,350	3,402
	United States Treasury Note/Bond	0.750%	11/15/24	750	746
	United States Treasury Note/Bond	1.000%	12/15/24	5,350	5,355
	United States Treasury Note/Bond	1.125%	2/28/25	6,395	6,417
	United States Treasury Note/Bond	0.250%	5/31/25	5,985	5,820
	United States Treasury Note/Bond	0.250%	7/31/25	5,655	5,485
	United States Treasury Note/Bond	0.250%	8/31/25	4,800	4,649
	United States Treasury Note/Bond	0.250%	10/31/25	22,365	21,614
	United States Treasury Note/Bond	0.375%	12/31/25	890	863
	United States Treasury Note/Bond	0.375%	1/31/26	12,825	12,408
	United States Treasury Note/Bond	0.500%	2/28/26	2,100	2,040
	United States Treasury Note/Bond	0.750%	3/31/26	1,360	1,334
	United States Treasury Note/Bond	0.750%	5/31/26	2,625	2,571
	United States Treasury Note/Bond	0.875%	6/30/26	1,900	1,870
	United States Treasury Note/Bond	0.750%	8/31/26	5,100	4,985
	United States Treasury Note/Bond	0.875%	9/30/26	5,385	5,289
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	United States Treasury Note/Bond	1.125%	10/31/26	12,140	12,060
	United States Treasury Note/Bond	1.250%	11/30/26	1,500	1,499
	United States Treasury Note/Bond	1.250%	8/15/31	880	860
	United States Treasury Note/Bond	1.375%	11/15/31	6,735	6,647
	United States Treasury Note/Bond	1.750%	8/15/41	21,645	20,938
	United States Treasury Note/Bond	2.000%	11/15/41	38,220	38,584
	United States Treasury Note/Bond	1.875%	2/15/51	65	64
	United States Treasury Note/Bond	2.000%	8/15/51	6,365	6,488
	United States Treasury Note/Bond	1.875%	11/15/51	9,830	9,752
					295,064
Conventional Mortgage-Backed Securities (0.1%)
[2,3]	Fannie Mae Pool	1.770%	1/1/36	554	539
[2,3]	Fannie Mae Pool	3.070%	2/1/25	500	523
[2,3]	Freddie Mac Gold Pool	4.000%	9/1/41	2	2
[2]	Ginnie Mae I Pool	7.000%	11/15/31 - 11/15/33	39	44
[2]	Ginnie Mae I Pool	8.000%	9/15/30	33	39
[2,3]	UMBS Pool	2.500%	4/1/37 - 4/1/38	855	878
					2,025
Nonconventional Mortgage-Backed Securities (0.1%)
[2,3]	Fannie Mae REMICS	1.500%	8/25/41 - 6/25/42	407	407
[2,3]	Fannie Mae REMICS	1.700%	6/25/43	72	72
[2,3]	Fannie Mae REMICS	2.000%	6/25/44	46	46
[2,3]	Fannie Mae REMICS	3.000%	2/25/49 - 9/25/57	730	756
[2,3]	Fannie Mae REMICS	3.500%	4/25/31 - 11/25/57	2,523	2,663
[2,3]	Fannie Mae REMICS	4.000%	5/25/31 - 7/25/53	278	292
[2,3]	Freddie Mac REMICS	3.500%	3/15/31	67	71
[2,3]	Freddie Mac REMICS	4.000%	12/15/30 - 4/15/31	1,263	1,335
[2]	Ginnie Mae	1.700%	10/20/45	91	92
[2]	Ginnie Mae	1.800%	5/20/41	18	18
					5,752
Total U.S. Government and Agency Obligations (Cost $304,564)					302,841
Asset-Backed/Commercial Mortgage-Backed Securities (1.4%)
[2,4]	Aaset Trust Class A Series 2019-1	3.844%	5/15/39	335	300
[2,4]	Affirm Asset Securitization Trust Class A Series 2021-B	1.030%	8/17/26	510	506
[2,4]	Affirm Asset Securitization Trust Class A Series 2021-Z1	1.070%	8/15/25	415	414
[2,4]	Affirm Asset Securitization Trust Class A Series 2021-Z2	1.170%	11/16/26	585	584
[2,4]	Aligned Data Centers Issuer LLC Class A2 Series 2021-1A	1.937%	8/15/46	1,260	1,241
[2,4]	American Tower Trust #1 Class 2A Series 13	3.070%	3/15/48	1,100	1,098
[2,4,5]	Angel Oak Mortgage Trust Class A1 Series 2019-5	2.593%	10/25/49	148	148
[2,4,5]	Angel Oak Mortgage Trust Class A1 Series 2019-6	2.620%	11/25/59	299	300
[2,4,5]	Angel Oak Mortgage Trust Class A1 Series 2021-6	1.458%	9/25/66	897	888
[2,4,5]	Angel Oak Mortgage Trust I LLC Class A1 Series 2019-2	3.628%	3/25/49	45	45
[2,4,5]	Angel Oak Mortgage Trust I LLC Class A1 Series 2019-4	2.993%	7/26/49	157	158

8

Balanced Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2,4,5]	Atlas Senior Loan Fund X Ltd. Class A Series 2018-10A, 3M USD LIBOR + 1.090%	1.216%	1/15/31	246	245
[2,4,5]	Bain Capital Credit CLO Ltd. Class A Series 2021-3A, 3M USD LIBOR + 1.160%	1.346%	7/24/34	420	420
[2,4,5]	Barings CLO Ltd. Class B Series 2020-4A, 3M USD LIBOR + 1.180%	1.299%	1/20/35	1,240	1,242
[2,4,5]	Barings CLO Ltd. Class B Series 2020-4A, 3M USD LIBOR + 1.550%	1.684%	1/20/32	340	339
[2,4,5]	Battalion CLO XX Ltd. Class B Series 2021-20A, 3M USD LIBOR + 1.750%	1.888%	7/15/34	535	535
[2,4,5]	BlueMountain CLO XXXI Ltd. Class A1 Series 2021-31A, 3M USD LIBOR + 1.150%	1.274%	4/19/34	1,000	998
[2,4,5]	BlueMountain CLO XXXII Ltd. Class A Series 2021-32A, 3M USD LIBOR + 1.170%	1.253%	10/15/34	595	594
[2,4,5]	Bristol Park CLO LTD Class BR, Series 2016-1A, 3M USD LIBOR + 1.450%	1.576%	4/15/29	278	277
[2,4,5]	BX Commercial Mortgage Trust Class A Series 2021-VOLT, 1M USD LIBOR + 0.700%	0.810%	9/15/36	870	867
[2,4,5]	BX Trust Class A Series 2021-ARIA, 1M USD LIBOR + 0.8991%	1.009%	10/15/36	425	424
[2,4,5]	BXHPP Trust Class A Series 2021-FILM, 1M USD LIBOR + 0.650%	0.760%	8/15/36	440	436
[2,4,5]	BXHPP Trust Class B Series 2021-FILM, 1M USD LIBOR + 0.900%	1.010%	8/15/36	95	94
[2,4]	Castlelake Aircraft Structured Trust Class A Series 2019-1A	3.967%	4/15/39	635	626
[2,4]	CF Hippolyta LLC Class A1 Series 2021-A1	1.530%	3/15/61	721	710
[2,4]	Chesapeake Funding II LLC Class A1 Series 2018-3A	3.390%	1/15/31	236	239
[2,4,5]	CIFC Funding 2021-III Ltd. Class B Series 2021-3A, 3M USD LIBOR + 1.700%	1.824%	7/15/36	400	399
[2,4,5]	CIFC Funding Ltd. Class A Series 2018-1A, 3M USD LIBOR + 1.000%	1.122%	4/18/31	500	500
[2,4,5]	Cloud Pass-Through Trust Class CLOU Series 2019-1A	3.554%	12/5/22	11	11
[2,4,5]	COLT Mortgage Loan Trust Class A1 Series 2020-1	2.488%	2/25/50	123	123
[2,4,5,6]	Columbia Cent CLO 27 Ltd. Class AR Series 2018-27A, 3M USD LIBOR + 1.190%	1.442%	1/25/35	535	535
[2,4,5]	Columbia Cent CLO 30 Ltd. Class B Series 2020-30A, 3M USD LIBOR + 1.750%	1.884%	1/20/34	450	450
[2,4,5]	Columbia Cent CLO 31 Ltd. Class B Series 2021-31A, 3M USD LIBOR + 1.550%	1.684%	4/20/34	570	564
[2]	COMM Mortgage Trust Class A4 Series 2012-CR2	3.147%	8/15/45	480	481
[2,4]	DB Master Finance LLC Class A2II Series 2019-1A	4.021%	5/20/49	396	411
[2,4]	Domino's Pizza Master Issuer LLC Class A2I Series 2021-1A	2.662%	4/25/51	995	999
[2,4]	Domino's Pizza Master Issuer LLC Class A2II Series 2021-1A	3.151%	4/25/51	891	910
[2,4,5]	Dryden 87 CLO Ltd. Class A1 Series 2021-87A, 3M USD LIBOR + 1.100%	1.260%	5/20/34	1,090	1,089
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2,4]	Enterprise Fleet Financing LLC Class A2 Series 2018-3	3.380%	5/20/24	1	1
[2,4]	Enterprise Fleet Financing LLC Class A2 Series 2019-1	2.980%	10/20/24	81	82
[2,4]	Enterprise Fleet Financing LLC Class A2 Series 2019-2	2.290%	2/20/25	338	338
[2,4]	Enterprise Fleet Financing LLC Class A2 Series 2019-3	2.060%	5/20/25	262	264
[2,3,5]	Fannie Mae Connecticut Avenue Securities Class 2M2 Series 2016-C03, 1M USD LIBOR + 5.900%	6.003%	10/25/28	157	166
[2,3]	FHLMC Multifamily Structured Pass Through Certificates Class A2 Series K-1521	2.184%	8/25/36	495	495
[2,4]	FirstKey Homes Trust Class A Series 2021-SFR1	1.538%	8/17/38	1,883	1,840
[2,3]	Freddie Mac Multifamily Structured Pass Through Certificates Class A3 Series K-1512	3.059%	4/25/34	300	328
[2,3]	Freddie Mac Multifamily Structured Pass Through Certificates Class A3 Series K-1513	2.797%	8/25/34	300	320
[2,4]	Home Partners of America Trust Class A Series 2021-2	1.901%	12/17/26	1,072	1,060
[2,4]	Horizon Aircraft Finance II Ltd. Class A Series 2019-1	3.721%	7/15/39	293	288
[2,4]	Horizon Aircraft Finance III Ltd. Class A Series 2019-2	3.425%	11/15/39	300	293
[2,4,5]	Life Mortgage Trust Class A Series 2021-BMR, 1M USD LIBOR + 0.700%	0.810%	3/15/38	295	293
[2,4]	MACH 1 Cayman Ltd. Class A Series 2019-1	3.474%	10/15/39	303	297
[2,4,5]	Madison Park Funding XI Ltd. Class BR2 Series 2013-11A, 3M USD LIBOR + 1.450%	1.574%	7/23/29	350	349
[2,4,5]	Madison Park Funding XIII Ltd. Class AR2 Series 2014-13A, 3M USD LIBOR + 0.950%	1.074%	4/19/30	915	914
[2,4,5]	Magnetite VII Ltd. Class A1R2 Series 2012-7A, 3M USD LIBOR + 0.800%	0.926%	1/15/28	1,569	1,567
[2,4]	MAPS Ltd. Class A Series 2019-1A	4.458%	3/15/44	188	185
[2,4,5]	Master Credit Card Trust II Class A Series 2018-1A, 1M USD LIBOR + 0.490%	0.593%	7/21/24	700	702
[2,4]	Mercury Financial Credit Card Master Trust Class A Series 2021-1A	1.540%	3/20/26	1,005	1,006
[2,4]	New Economy Assets Phase 1 Sponsor LLC Class A1 Series 2021-1	1.910%	10/20/61	2,875	2,819
[2,4]	New Economy Assets Phase 1 Sponsor LLC Class B1 Series 2021-1	2.410%	10/20/61	300	301
[2,4,5]	Oaktree CLO Ltd. Class A1 Series 2021-1A, 3M USD LIBOR + 1.160%	1.284%	7/15/34	1,100	1,101
[2,4,5]	Octagon 54 Ltd. Class A1 Series 2021-1A, 3M USD LIBOR + 1.120%	1.253%	7/15/34	1,100	1,098
[2,4,5]	Octagon Investment Partners 51 Ltd. Class A Series 2021-1A, 3M USD LIBOR + 1.150%	1.282%	7/20/34	1,000	1,000
[2,4,5]	OHA Credit Funding 3 Ltd. Class AR Series 2019-3A, 3M USD LIBOR + 1.140%	1.272%	7/2/35	1,480	1,478
[2,4]	OneMain Direct Auto Receivables Trust Class A Series 2018-1A	3.430%	12/16/24	33	33

9

Balanced Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2,4]	OneMain Direct Auto Receivables Trust Class A Series 2021-1A	0.870%	7/14/28	875	864
[2,4]	OneMain Financial Issuance Trust Class A Series 2019-1A	3.480%	2/14/31	209	210
[2,4,5]	Regatta VI Funding Ltd. Class AR2 Series 2016-1A, 3M USD LIBOR + 1.160%	1.294%	4/20/34	700	699
[2,4,5]	RR 16 Ltd. Class A1 Series 2021-16A, 3M USD LIBOR + 1.110%	1.234%	7/15/36	775	774
[2,4,5]	RR 16 Ltd. Class A2 Series 2021-16A, 3M USD LIBOR + 1.650%	1.774%	7/15/36	755	757
[2,4,5]	RR 18 Ltd. Class A2 Series 2021-18A, 3M USD LIBOR + 1.600%	1.684%	10/15/34	625	624
[2,4]	Santander Retail Auto Lease Trust Class A3 Series 2019-B	2.300%	1/20/23	85	85
[2,3]	Seasoned Credit Risk Transfer Trust Class MA Series 2019-3	3.500%	10/25/58	947	978
[2,4,5]	SFAVE Commercial Mortgage Securities Trust Class A2B Series 2015-5AVE	4.144%	1/5/43	700	739
[2,4,5]	Shackleton 2021-XVI Clo Ltd. Class A Series 2021-16A, 3M USD LIBOR + 1.210%	1.334%	10/20/34	725	725
[2,4]	SoFi Consumer Loan Program Trust Class A Series 2020-1	2.020%	1/25/29	75	76
[2,4]	SoFi Professional Loan Program Trust Class AFX Series 2021-B	1.140%	2/15/47	578	568
[2,4,5]	Sound Point CLO XXXI Ltd. Class B Series 2021-3A, 3M USD LIBOR + 1.650%	1.781%	10/25/34	315	313
[2,4]	START Ireland Class A Series 2019-1	4.089%	3/15/44	342	340
[2,4,5]	Symphony CLO XIV Ltd. Class AR Series 2014-14A, 3M USD LIBOR + 0.950%	1.077%	7/14/26	382	382
[2,4]	Taco Bell Funding LLC Class A2I Series 2021-1A	1.946%	8/25/51	1,145	1,122
[2,4]	Taco Bell Funding LLC Class A2II Series 2021-1A	2.294%	8/25/51	1,050	1,038
[2,4,5]	Taconic Park CLO Ltd. Class A2R Series 2016-1A, 3M USD LIBOR + 1.450%	1.584%	1/20/29	350	349
[2,4,5]	Towd Point Mortgage Trust Class A1 Series 2016-3	2.250%	4/25/56	2	2
[2,4]	Vantage Data Centers Issuer LLC Class A2 Series 2019-1A	3.188%	7/15/44	317	323
[2,4]	Vantage Data Centers Issuer LLC Class A2 Series 2021-1A	2.165%	10/15/46	1,405	1,386
[2,4]	Vantage Data Centers LLC Class A2 Series 2020-1A	1.645%	9/15/45	855	830
[2,4,5]	Venture 43 CLO Ltd. Class A1 Series 2021-43A, 3M USD LIBOR + 1.240%	1.364%	4/15/34	355	354
[2,4,5]	Voya CLO Ltd. Class A Series 2021-2A, 3M USD LIBOR + 1.150%	1.277%	10/20/34	1,100	1,100
[2,4,5]	Voya CLO Ltd. Class AAR2 Series 2014-1A, 3M USD LIBOR + 0.990%	1.112%	4/18/31	511	511
[2,4,5]	Wellfleet CLO X LTD Class A2R Series 2019-XA, 3M USD LIBOR + 1.750%	1.882%	7/20/32	550	548
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $54,789)					54,515
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Corporate Bonds (20.8%)
Communications (1.6%)
	America Movil SAB de CV	3.625%	4/22/29	780	844
	America Movil SAB de CV	6.125%	3/30/40	390	540
	AT&T Inc.	2.750%	6/1/31	1,305	1,331
	AT&T Inc.	4.900%	6/15/42	457	549
	AT&T Inc.	4.300%	12/15/42	205	231
	AT&T Inc.	3.650%	6/1/51	248	257
	AT&T Inc.	3.500%	9/15/53	895	905
	AT&T Inc.	3.850%	6/1/60	747	780
	AT&T Inc.	3.500%	2/1/61	550	543
[4]	British Telecommunications plc	3.250%	11/8/29	505	517
	Charter Communications Operating LLC / Charter Communications Operating Capital	2.800%	4/1/31	215	213
	Charter Communications Operating LLC / Charter Communications Operating Capital	2.300%	2/1/32	215	204
	Charter Communications Operating LLC / Charter Communications Operating Capital	3.500%	3/1/42	705	684
	Charter Communications Operating LLC / Charter Communications Operating Capital	5.375%	5/1/47	110	131
	Charter Communications Operating LLC / Charter Communications Operating Capital	5.125%	7/1/49	94	109
	Charter Communications Operating LLC / Charter Communications Operating Capital	4.800%	3/1/50	127	142
	Charter Communications Operating LLC / Charter Communications Operating Capital	3.700%	4/1/51	530	512
	Charter Communications Operating LLC / Charter Communications Operating Capital	3.850%	4/1/61	505	476
	Charter Communications Operating LLC / Charter Communications Operating Capital	4.400%	12/1/61	415	429
	Comcast Corp.	3.375%	2/15/25	70	74
	Comcast Corp.	4.250%	1/15/33	1,032	1,209
	Comcast Corp.	4.200%	8/15/34	730	859
	Comcast Corp.	5.650%	6/15/35	110	146
	Comcast Corp.	4.400%	8/15/35	877	1,043
	Comcast Corp.	6.500%	11/15/35	24	34
	Comcast Corp.	3.969%	11/1/47	252	289
	Comcast Corp.	4.000%	3/1/48	345	397
	Comcast Corp.	3.999%	11/1/49	602	698
[4]	Comcast Corp.	2.887%	11/1/51	1,520	1,471
	Comcast Corp.	2.450%	8/15/52	1,380	1,236
	Comcast Corp.	4.049%	11/1/52	617	725
[4]	Comcast Corp.	2.937%	11/1/56	5,264	5,014
	Comcast Corp.	2.650%	8/15/62	615	546
[4]	Comcast Corp.	2.987%	11/1/63	2,321	2,206
[4]	Cox Communications Inc.	3.150%	8/15/24	63	66
[4]	Cox Communications Inc.	2.600%	6/15/31	385	385
[4]	Cox Communications Inc.	4.800%	2/1/35	1,540	1,815
[4]	Deutsche Telekom International Finance BV	3.600%	1/19/27	300	322
[4]	Deutsche Telekom International Finance BV	4.375%	6/21/28	671	751
	Discovery Communications LLC	3.950%	3/20/28	430	467
	Discovery Communications LLC	4.125%	5/15/29	125	138

10

Balanced Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Discovery Communications LLC	3.625%	5/15/30	145	155
	Discovery Communications LLC	5.200%	9/20/47	959	1,186
	Discovery Communications LLC	4.650%	5/15/50	648	763
	Discovery Communications LLC	4.000%	9/15/55	497	523
	NBCUniversal Media LLC	4.450%	1/15/43	189	228
[4]	NBN Co. Ltd.	1.625%	1/8/27	760	746
[4]	NBN Co. Ltd.	2.625%	5/5/31	655	658
[4]	NBN Co. Ltd.	2.500%	1/8/32	2,179	2,150
[4]	NTT Finance Corp.	1.162%	4/3/26	1,040	1,019
[4]	NTT Finance Corp.	2.065%	4/3/31	285	285
[4]	Ooredoo International Finance Ltd.	2.625%	4/8/31	725	728
	Orange SA	9.000%	3/1/31	530	812
[4]	SK Telecom Co. Ltd.	3.750%	4/16/23	385	398
[4]	Sky Ltd.	3.750%	9/16/24	1,435	1,529
[2,4]	Sprint Spectrum Co LLC / Sprint Spectrum Co II LLC / Sprint Spectrum Co III LLC	4.738%	9/20/29	1,051	1,099
	Telefonica Emisiones SA	5.213%	3/8/47	490	608
	Telefonica Emisiones SA	5.520%	3/1/49	710	926
	Time Warner Entertainment Co. LP	8.375%	3/15/23	95	103
	T-Mobile USA Inc.	2.050%	2/15/28	900	895
	T-Mobile USA Inc.	3.875%	4/15/30	1,080	1,182
	T-Mobile USA Inc.	2.550%	2/15/31	145	144
	T-Mobile USA Inc.	2.250%	11/15/31	150	146
	T-Mobile USA Inc.	4.375%	4/15/40	485	553
	T-Mobile USA Inc.	4.500%	4/15/50	710	832
	T-Mobile USA Inc.	3.300%	2/15/51	580	566
	T-Mobile USA Inc.	3.600%	11/15/60	290	289
	TWDC Enterprises 18 Corp.	4.375%	8/16/41	133	162
	TWDC Enterprises 18 Corp.	4.125%	6/1/44	95	113
	Verizon Communications Inc.	4.329%	9/21/28	675	768
	Verizon Communications Inc.	4.812%	3/15/39	2,406	3,020
	Verizon Communications Inc.	4.750%	11/1/41	190	235
	Verizon Communications Inc.	2.987%	10/30/56	256	243
	ViacomCBS Inc.	3.700%	6/1/28	440	477
	Vodafone Group plc	5.000%	5/30/38	50	62
	Vodafone Group plc	5.250%	5/30/48	1,260	1,645
	Walt Disney Co.	3.000%	9/15/22	245	249
	Walt Disney Co.	2.000%	9/1/29	2,600	2,586
	Walt Disney Co.	2.650%	1/13/31	170	177
	Walt Disney Co.	3.500%	5/13/40	1,490	1,633
	Walt Disney Co.	4.750%	9/15/44	26	33
	Walt Disney Co.	2.750%	9/1/49	560	542
	Walt Disney Co.	3.600%	1/13/51	805	911
	Walt Disney Co.	3.800%	5/13/60	485	563
					61,230
Consumer Discretionary (0.9%)
	Amazon.com Inc.	2.800%	8/22/24	345	361
	Amazon.com Inc.	4.800%	12/5/34	995	1,271
	Amazon.com Inc.	4.950%	12/5/44	580	792
	Amazon.com Inc.	4.250%	8/22/57	1,335	1,712
	American Honda Finance Corp.	2.000%	3/24/28	825	835
	AutoZone Inc.	3.700%	4/15/22	1,371	1,372
[4]	BMW US Capital LLC	2.250%	9/15/23	2,500	2,552
[4]	BMW US Capital LLC	0.800%	4/1/24	390	387
[4]	BMW US Capital LLC	1.250%	8/12/26	840	827
[4]	Daimler Finance North America LLC	3.250%	8/1/24	160	168
[2]	Duke University	2.832%	10/1/55	775	803
	Emory University	2.143%	9/1/30	765	774
[4]	ERAC USA Finance LLC	3.300%	10/15/22	40	41
[4]	ERAC USA Finance LLC	7.000%	10/15/37	1,150	1,697
[4]	ERAC USA Finance LLC	5.625%	3/15/42	340	462
	General Motors Financial Co. Inc.	3.950%	4/13/24	1,570	1,653
	Georgetown University	4.315%	4/1/49	150	187
	Georgetown University	2.943%	4/1/50	295	296
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Home Depot Inc.	3.900%	12/6/28	290	327
	Home Depot Inc.	3.300%	4/15/40	825	894
	Home Depot Inc.	4.400%	3/15/45	780	973
	Home Depot Inc.	4.250%	4/1/46	500	615
	Home Depot Inc.	4.500%	12/6/48	345	447
[4]	Hyundai Capital America	0.800%	4/3/23	2,415	2,408
[4]	Hyundai Capital America	0.875%	6/14/24	1,875	1,845
[4]	Hyundai Capital America	1.650%	9/17/26	1,060	1,040
[2]	Johns Hopkins University	4.083%	7/1/53	200	265
[2]	Johns Hopkins University	2.813%	1/1/60	180	183
	Lowe's Cos. Inc.	3.100%	5/3/27	1,300	1,387
	Lowe's Cos. Inc.	6.500%	3/15/29	334	426
	McDonald's Corp.	2.625%	1/15/22	195	195
	McDonald's Corp.	3.250%	6/10/24	140	147
	McDonald's Corp.	4.875%	12/9/45	1,160	1,494
	McDonald's Corp.	3.625%	9/1/49	470	520
[2]	Northeastern University	2.894%	10/1/50	225	225
	Starbucks Corp.	4.500%	11/15/48	1,471	1,820
[2]	University of Chicago	2.761%	4/1/45	165	167
	VF Corp.	2.800%	4/23/27	595	623
	VF Corp.	2.950%	4/23/30	1,320	1,370
					33,561
Consumer Staples (0.7%)
	Altria Group Inc.	5.800%	2/14/39	550	662
	Altria Group Inc.	4.500%	5/2/43	135	141
	Altria Group Inc.	3.875%	9/16/46	625	606
	Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide Inc.	4.700%	2/1/36	1,290	1,558
	Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide Inc.	4.900%	2/1/46	1,195	1,514
	Anheuser-Busch InBev Worldwide Inc.	3.750%	7/15/42	520	565
	Archer-Daniels-Midland Co.	4.500%	3/15/49	970	1,276
	BAT Capital Corp.	3.557%	8/15/27	1,875	1,968
[4]	Cargill Inc.	6.875%	5/1/28	645	808
[4]	Cargill Inc.	2.125%	4/23/30	225	223
[4]	Cargill Inc.	4.760%	11/23/45	635	838
[4]	CK Hutchison International 20 Ltd.	3.375%	5/8/50	560	611
[4]	Coca-Cola Europacific Partners plc	0.800%	5/3/24	885	871
	Colgate Palmolive Co.	7.600%	5/19/25	480	575
	Conagra Brands Inc.	4.600%	11/1/25	220	242
	Conagra Brands Inc.	1.375%	11/1/27	345	331
	Conagra Brands Inc.	5.300%	11/1/38	300	379
	Constellation Brands Inc.	3.750%	5/1/50	105	115
[4]	Danone SA	2.947%	11/2/26	735	773
	Diageo Capital plc	2.625%	4/29/23	1,230	1,256
	Diageo Capital plc	2.375%	10/24/29	580	592
	Diageo Capital plc	2.000%	4/29/30	265	262
	Diageo Investment Corp.	2.875%	5/11/22	525	529
	Estee Lauder Cos. Inc.	2.375%	12/1/29	370	379
	Hormel Foods Corp.	1.700%	6/3/28	135	135
[4]	Imperial Brands Finance plc	3.750%	7/21/22	1,680	1,698
	Kroger Co.	3.850%	8/1/23	270	281
	Kroger Co.	4.000%	2/1/24	540	568
	McCormick & Co. Inc.	2.500%	4/15/30	135	136
	Molson Coors Beverage Co.	3.500%	5/1/22	690	697
	Molson Coors Beverage Co.	3.000%	7/15/26	1,800	1,889
	PepsiCo Inc.	2.375%	10/6/26	1,945	2,032
	Philip Morris International Inc.	2.500%	8/22/22	575	582
	Philip Morris International Inc.	2.625%	3/6/23	1,150	1,175
	Philip Morris International Inc.	3.600%	11/15/23	620	650
	Philip Morris International Inc.	3.375%	8/11/25	424	451
	Philip Morris International Inc.	4.875%	11/15/43	145	176
[4]	Sigma Alimentos SA de CV	4.125%	5/2/26	510	539
					28,083

11

Balanced Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Energy (1.2%)
	BP Capital Markets America Inc.	1.749%	8/10/30	345	332
	BP Capital Markets America Inc.	2.772%	11/10/50	470	442
	BP Capital Markets America Inc.	2.939%	6/4/51	925	894
	BP Capital Markets America Inc.	3.001%	3/17/52	1,530	1,500
	BP Capital Markets America Inc.	3.379%	2/8/61	370	382
	BP Capital Markets plc	2.500%	11/6/22	500	508
	BP Capital Markets plc	3.994%	9/26/23	420	442
	BP Capital Markets plc	3.814%	2/10/24	1,700	1,794
	BP Capital Markets plc	3.506%	3/17/25	1,280	1,364
	Chevron Corp.	3.191%	6/24/23	525	542
	ConocoPhillips Co.	4.950%	3/15/26	115	130
[4]	Coterra Energy Inc.	4.375%	6/1/24	927	982
[4]	Eastern Gas Transmission & Storage Inc.	3.000%	11/15/29	585	602
[4]	Eastern Gas Transmission & Storage Inc.	4.800%	11/1/43	125	153
[4]	Eastern Gas Transmission & Storage Inc.	4.600%	12/15/44	1,603	1,905
	Energy Transfer LP	5.250%	4/15/29	1,375	1,580
	Energy Transfer LP	5.350%	5/15/45	90	104
	Energy Transfer LP	5.300%	4/15/47	155	179
	Energy Transfer LP	5.400%	10/1/47	20	24
	Enterprise Products Operating LLC	5.100%	2/15/45	280	348
	Enterprise Products Operating LLC	4.250%	2/15/48	730	832
	Enterprise Products Operating LLC	3.700%	1/31/51	170	179
	Enterprise Products Operating LLC	3.300%	2/15/53	750	748
	Equinor ASA	2.450%	1/17/23	382	389
	Equinor ASA	2.650%	1/15/24	360	371
	Equinor ASA	3.700%	3/1/24	640	676
	Equinor ASA	3.250%	11/10/24	655	691
	Equinor ASA	2.875%	4/6/25	140	146
	Equinor ASA	3.125%	4/6/30	2,350	2,525
	Equinor ASA	2.375%	5/22/30	335	341
	Exxon Mobil Corp.	2.726%	3/1/23	320	327
	Exxon Mobil Corp.	3.043%	3/1/26	225	238
	Exxon Mobil Corp.	2.275%	8/16/26	1,070	1,106
	Exxon Mobil Corp.	2.440%	8/16/29	735	754
	Exxon Mobil Corp.	2.610%	10/15/30	1,055	1,095
	Exxon Mobil Corp.	4.114%	3/1/46	320	374
[4]	Galaxy Pipeline Assets Bidco Ltd.	2.160%	3/31/34	1,450	1,423
[4]	Galaxy Pipeline Assets Bidco Ltd.	2.940%	9/30/40	1,125	1,120
[4]	Qatar Energy	2.250%	7/12/31	925	916
[4]	Qatar Energy	3.125%	7/12/41	675	683
[4]	Saudi Arabian Oil Co.	3.500%	4/16/29	630	673
[4]	Schlumberger Holdings Corp.	3.900%	5/17/28	807	873
[4]	Schlumberger Investment SA	2.400%	8/1/22	630	634
	Schlumberger Investment SA	3.650%	12/1/23	1,120	1,170
	Shell International Finance BV	4.125%	5/11/35	1,130	1,322
	Shell International Finance BV	5.500%	3/25/40	345	468
	Shell International Finance BV	4.375%	5/11/45	2,500	3,046
	Shell International Finance BV	3.000%	11/26/51	2,255	2,291
	Suncor Energy Inc.	5.950%	12/1/34	500	646
	Total Capital International SA	2.700%	1/25/23	885	904
	Total Capital International SA	3.750%	4/10/24	1,400	1,486
	TransCanada PipeLines Ltd.	4.875%	1/15/26	1,255	1,400
	TransCanada PipeLines Ltd.	4.100%	4/15/30	415	463
					44,517
Financials (8.2%)
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	3.000%	10/29/28	480	487
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	3.300%	1/30/32	345	352
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	3.400%	10/29/33	175	178
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	3.850%	10/29/41	210	218
[4]	AIA Group Ltd.	3.600%	4/9/29	1,475	1,613
[4]	AIA Group Ltd.	3.375%	4/7/30	370	400
	American Express Credit Corp.	2.700%	3/3/22	1,505	1,508
	American International Group Inc.	3.750%	7/10/25	275	295
	American International Group Inc.	4.250%	3/15/29	1,040	1,188
	American International Group Inc.	4.700%	7/10/35	75	90
	American International Group Inc.	6.250%	5/1/36	245	340
	American International Group Inc.	4.500%	7/16/44	875	1,078
	American International Group Inc.	4.800%	7/10/45	220	279
	American International Group Inc.	4.750%	4/1/48	495	634
	American International Group Inc.	4.375%	6/30/50	290	361
	American International Group Inc.	4.375%	1/15/55	145	178
[4]	Athene Global Funding	1.000%	4/16/24	685	680
[4]	Australia & New Zealand Banking Group Ltd.	2.570%	11/25/35	685	658
	Banco Santander SA	3.125%	2/23/23	800	819
	Banco Santander SA	3.848%	4/12/23	400	414
	Banco Santander SA	1.849%	3/25/26	1,000	994
	Banco Santander SA	2.749%	12/3/30	400	391
	Banco Santander SA	2.958%	3/25/31	200	204
	Bank of America Corp.	4.000%	1/22/25	875	936
	Bank of America Corp.	3.559%	4/23/27	2,450	2,622
	Bank of America Corp.	3.593%	7/21/28	1,025	1,103
	Bank of America Corp.	3.419%	12/20/28	512	547
	Bank of America Corp.	4.271%	7/23/29	4,780	5,329
	Bank of America Corp.	3.974%	2/7/30	1,895	2,090
	Bank of America Corp.	3.194%	7/23/30	1,055	1,113
	Bank of America Corp.	2.496%	2/13/31	1,495	1,500
	Bank of America Corp.	2.687%	4/22/32	955	970
	Bank of America Corp.	2.572%	10/20/32	490	492
	Bank of America Corp.	5.875%	2/7/42	260	368
	Bank of America Corp.	3.311%	4/22/42	870	914
	Bank of America Corp.	5.000%	1/21/44	1,000	1,314
	Bank of America Corp.	4.330%	3/15/50	2,235	2,767
	Bank of America Corp.	2.972%	7/21/52	1,225	1,230
[4]	Bank of Montreal	2.500%	1/11/22	1,700	1,701
	Bank of New York Mellon Corp.	2.200%	8/16/23	460	470
	Bank of New York Mellon Corp.	3.000%	2/24/25	720	756
[5]	Bank of New York Mellon Corp., 3M USD LIBOR + 1.050%	1.179%	10/30/23	1,145	1,153
	Bank of Nova Scotia	2.700%	8/3/26	1,825	1,904
[4]	Banque Federative du Credit Mutuel SA	1.604%	10/4/26	1,000	988
	Barclays plc	3.932%	5/7/25	1,565	1,647
	Barclays plc	2.667%	3/10/32	1,270	1,260
	Barclays plc	2.894%	11/24/32	1,300	1,306
	Barclays plc	3.330%	11/24/42	465	472
[5]	Barclays plc, 3M USD LIBOR + 1.380%	1.535%	5/16/24	1,005	1,017
	Berkshire Hathaway Inc.	3.125%	3/15/26	715	764
[4]	BNP Paribas SA	2.950%	5/23/22	200	202
	BNP Paribas SA	3.250%	3/3/23	190	196
[4]	BNP Paribas SA	3.800%	1/10/24	585	614
[4]	BNP Paribas SA	3.375%	1/9/25	1,775	1,866
[4]	BNP Paribas SA	2.819%	11/19/25	1,335	1,374
[4]	BNP Paribas SA	1.323%	1/13/27	585	569
[4]	BNP Paribas SA	3.500%	11/16/27	2,050	2,194
[4]	BNP Paribas SA	2.159%	9/15/29	910	891

12

Balanced Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[4]	BNP Paribas SA	2.871%	4/19/32	845	856
[4]	BPCE SA	5.700%	10/22/23	270	290
	BPCE SA	4.000%	4/15/24	775	825
[4]	BPCE SA	5.150%	7/21/24	1,260	1,364
[4]	BPCE SA	3.500%	10/23/27	1,780	1,883
[4]	BPCE SA	2.700%	10/1/29	1,450	1,489
[4]	Brighthouse Financial Global Funding	1.000%	4/12/24	65	65
[4]	Brighthouse Financial Global Funding	1.550%	5/24/26	525	518
[4]	Brighthouse Financial Global Funding	2.000%	6/28/28	520	512
[4]	Canadian Imperial Bank of Commerce	1.150%	7/8/26	1,005	992
[5]	Canadian Imperial Bank of Commerce, 3M USD LIBOR + 0.720%	0.931%	6/16/22	1,565	1,569
	Capital One Financial Corp.	3.750%	4/24/24	1,305	1,376
	Capital One Financial Corp.	3.200%	2/5/25	760	798
	Charles Schwab Corp.	0.750%	3/18/24	1,350	1,344
	Charles Schwab Corp.	3.200%	3/2/27	545	583
	Charles Schwab Corp.	2.000%	3/20/28	1,100	1,113
	Chubb INA Holdings Inc.	3.350%	5/15/24	555	586
	Chubb INA Holdings Inc.	4.350%	11/3/45	800	994
	Citigroup Inc.	4.500%	1/14/22	1,975	1,977
	Citigroup Inc.	0.981%	5/1/25	1,190	1,181
	Citigroup Inc.	1.462%	6/9/27	1,325	1,301
	Citigroup Inc.	3.520%	10/27/28	1,975	2,118
	Citigroup Inc.	6.625%	6/15/32	2,000	2,652
	Citigroup Inc.	2.520%	11/3/32	745	745
	Citigroup Inc.	3.878%	1/24/39	1,025	1,163
	Citigroup Inc.	2.904%	11/3/42	560	553
	Comerica Bank	2.500%	7/23/24	790	816
[4]	Commonwealth Bank of Australia	2.688%	3/11/31	2,285	2,248
[4]	Cooperatieve Rabobank UA	1.106%	2/24/27	1,365	1,326
[4]	Credit Agricole SA	3.750%	4/24/23	1,160	1,203
[4]	Credit Agricole SA	3.250%	10/4/24	2,390	2,510
	Credit Suisse AG	3.625%	9/9/24	250	265
[4]	Credit Suisse Group AG	3.574%	1/9/23	550	550
[4]	Credit Suisse Group AG	4.207%	6/12/24	340	354
	Credit Suisse Group AG	3.750%	3/26/25	3,470	3,686
[4]	Credit Suisse Group AG	2.593%	9/11/25	520	531
[4]	Credit Suisse Group AG	3.869%	1/12/29	305	326
[4]	Credit Suisse Group AG	3.091%	5/14/32	1,195	1,215
[4,5]	Credit Suisse Group AG, 3M USD LIBOR + 1.240%	1.441%	6/12/24	690	698
	Credit Suisse Group Funding Guernsey Ltd.	3.800%	9/15/22	1,335	1,364
[4]	Danske Bank A/S	5.000%	1/12/22	610	611
[4]	Danske Bank A/S	3.875%	9/12/23	1,220	1,271
[4]	Danske Bank A/S	5.375%	1/12/24	795	856
[4]	Danske Bank A/S	1.621%	9/11/26	855	844
[4]	Danske Bank A/S	1.549%	9/10/27	1,605	1,567
[4]	DNB Bank ASA	1.535%	5/25/27	960	946
[4]	DNB Bank ASA	1.605%	3/30/28	1,330	1,300
[4]	DNB Boligkreditt A/S	2.500%	3/28/22	1,315	1,322
[4]	Equitable Financial Life Global Funding	1.400%	7/7/25	370	366
[4]	Equitable Financial Life Global Funding	1.300%	7/12/26	825	806
[4]	Equitable Financial Life Global Funding	1.400%	8/27/27	535	520
[4]	Equitable Financial Life Global Funding	1.800%	3/8/28	870	856
	Fifth Third Bancorp	2.550%	5/5/27	425	439
	Fifth Third Bank NA	3.850%	3/15/26	830	896
[4]	Five Corners Funding Trust	4.419%	11/15/23	210	223
[4]	GA Global Funding Trust	1.000%	4/8/24	750	744
	Goldman Sachs Group Inc.	5.750%	1/24/22	360	361
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Goldman Sachs Group Inc.	3.625%	1/22/23	1,980	2,038
	Goldman Sachs Group Inc.	3.272%	9/29/25	1,205	1,264
	Goldman Sachs Group Inc.	3.500%	11/16/26	2,000	2,133
	Goldman Sachs Group Inc.	3.850%	1/26/27	740	797
	Goldman Sachs Group Inc.	1.431%	3/9/27	2,190	2,145
	Goldman Sachs Group Inc.	1.542%	9/10/27	1,165	1,142
	Goldman Sachs Group Inc.	3.691%	6/5/28	810	874
	Goldman Sachs Group Inc.	3.814%	4/23/29	3,065	3,336
	Goldman Sachs Group Inc.	4.223%	5/1/29	2,630	2,923
	Goldman Sachs Group Inc.	2.615%	4/22/32	1,130	1,136
	Goldman Sachs Group Inc.	2.383%	7/21/32	1,040	1,024
	Goldman Sachs Group Inc.	2.650%	10/21/32	625	629
	Goldman Sachs Group Inc.	6.750%	10/1/37	835	1,184
[4]	Guardian Life Global Funding	1.250%	5/13/26	205	202
	HSBC Holdings plc	3.600%	5/25/23	1,600	1,660
	HSBC Holdings plc	0.976%	5/24/25	300	296
	HSBC Holdings plc	1.589%	5/24/27	805	787
	HSBC Holdings plc	2.251%	11/22/27	1,440	1,445
	HSBC Holdings plc	4.041%	3/13/28	890	962
	HSBC Holdings plc	4.583%	6/19/29	1,675	1,877
	HSBC Holdings plc	2.206%	8/17/29	1,440	1,413
	HSBC Holdings plc	2.357%	8/18/31	1,625	1,588
	HSBC Holdings plc	2.804%	5/24/32	1,555	1,563
	HSBC Holdings plc	2.871%	11/22/32	2,125	2,144
	HSBC Holdings plc	6.500%	5/2/36	1,000	1,360
	HSBC Holdings plc	6.100%	1/14/42	375	537
	HSBC Holdings plc	5.250%	3/14/44	440	573
[5]	HSBC Holdings plc, 3M USD LIBOR + 1.000%	1.160%	5/18/24	730	737
	HSBC USA Inc.	3.500%	6/23/24	620	653
	ING Groep NV	3.150%	3/29/22	365	367
	ING Groep NV	3.950%	3/29/27	2,695	2,954
	ING Groep NV	1.726%	4/1/27	500	497
	Intercontinental Exchange Inc.	2.650%	9/15/40	170	165
	Intercontinental Exchange Inc.	3.000%	6/15/50	930	940
	Intercontinental Exchange Inc.	3.000%	9/15/60	850	840
[4]	JAB Holdings BV	2.200%	11/23/30	290	284
[4]	JAB Holdings BV	3.750%	5/28/51	500	548
	JPMorgan Chase & Co.	3.375%	5/1/23	490	506
	JPMorgan Chase & Co.	3.875%	2/1/24	800	847
	JPMorgan Chase & Co.	3.900%	7/15/25	2,270	2,456
	JPMorgan Chase & Co.	4.125%	12/15/26	765	844
	JPMorgan Chase & Co.	4.250%	10/1/27	2,295	2,570
	JPMorgan Chase & Co.	2.069%	6/1/29	740	734
	JPMorgan Chase & Co.	4.452%	12/5/29	2,100	2,383
	JPMorgan Chase & Co.	3.702%	5/6/30	2,525	2,754
	JPMorgan Chase & Co.	3.109%	4/22/41	835	865
	JPMorgan Chase & Co.	5.400%	1/6/42	750	1,020
	JPMorgan Chase & Co.	3.157%	4/22/42	560	583
	JPMorgan Chase & Co.	3.964%	11/15/48	6,150	7,200
	JPMorgan Chase & Co.	3.109%	4/22/51	845	872
[4]	Liberty Mutual Group Inc.	4.250%	6/15/23	80	84
[4]	Liberty Mutual Group Inc.	4.569%	2/1/29	280	322
	Loews Corp.	2.625%	5/15/23	440	449
[4]	LSEGA Financing plc	1.375%	4/6/26	1,555	1,523
[4]	LSEGA Financing plc	2.000%	4/6/28	630	621
[4]	LSEGA Financing plc	2.500%	4/6/31	1,110	1,116
[4]	Macquarie Group Ltd.	4.150%	3/27/24	1,375	1,425
[4]	Macquarie Group Ltd.	1.935%	4/14/28	1,245	1,223
[4]	Macquarie Group Ltd.	2.871%	1/14/33	1,740	1,734
	Manufacturers & Traders Trust Co.	2.900%	2/6/25	685	716
	Marsh & McLennan Cos. Inc.	4.375%	3/15/29	675	771
	Marsh & McLennan Cos. Inc.	4.900%	3/15/49	305	411
	Marsh & McLennan Cos. Inc.	2.900%	12/15/51	560	560
[4]	Massachusetts Mutual Life Insurance Co.	7.625%	11/15/23	1,500	1,633
[4]	Massachusetts Mutual Life Insurance Co.	3.200%	12/1/61	590	584

13

Balanced Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	MetLife Inc.	3.600%	4/10/24	580	613
	MetLife Inc.	4.125%	8/13/42	145	172
	MetLife Inc.	4.875%	11/13/43	530	691
[4]	Metropolitan Life Global Funding I	2.650%	4/8/22	340	342
[4]	Metropolitan Life Global Funding I	3.450%	12/18/26	640	691
[4]	Metropolitan Life Global Funding I	3.000%	9/19/27	1,165	1,239
	Mitsubishi UFJ Financial Group Inc.	2.623%	7/18/22	1,940	1,962
	Morgan Stanley	2.750%	5/19/22	1,710	1,725
	Morgan Stanley	3.700%	10/23/24	750	799
	Morgan Stanley	2.720%	7/22/25	1,750	1,804
	Morgan Stanley	3.125%	7/27/26	1,345	1,426
	Morgan Stanley	6.250%	8/9/26	3,000	3,581
	Morgan Stanley	3.625%	1/20/27	1,250	1,356
	Morgan Stanley	3.772%	1/24/29	3,910	4,257
	Morgan Stanley	2.699%	1/22/31	1,105	1,132
	Morgan Stanley	2.239%	7/21/32	1,805	1,768
	Morgan Stanley	2.511%	10/20/32	490	490
	Morgan Stanley	2.484%	9/16/36	1,220	1,174
	Morgan Stanley	4.300%	1/27/45	850	1,045
	Nasdaq Inc.	3.250%	4/28/50	150	153
[4]	National Australia Bank Ltd.	2.332%	8/21/30	2,140	2,048
[4]	National Australia Bank Ltd.	2.990%	5/21/31	2,227	2,234
[4]	Nationwide Building Society	3.622%	4/26/23	680	686
[4]	Nationwide Financial Services Inc.	3.900%	11/30/49	1,430	1,672
[4]	Nationwide Mutual Insurance Co.	4.350%	4/30/50	1,520	1,748
	NatWest Group plc	1.642%	6/14/27	870	857
[4]	NatWest Markets plc	0.800%	8/12/24	670	659
[4]	NBK SPC Ltd.	2.750%	5/30/22	1,530	1,541
[4]	NBK SPC Ltd.	1.625%	9/15/27	1,975	1,926
[4]	New York Life Global Funding	2.900%	1/17/24	810	840
[4]	New York Life Insurance Co.	5.875%	5/15/33	2,100	2,774
[4]	New York Life Insurance Co.	3.750%	5/15/50	345	393
[4]	New York Life Insurance Co.	4.450%	5/15/69	435	557
[4]	Nordea Bank Abp	1.500%	9/30/26	1,900	1,866
[4]	Northwestern Mutual Life Insurance Co.	3.850%	9/30/47	656	741
[4]	Northwestern Mutual Life Insurance Co.	3.625%	9/30/59	270	297
[4]	Pacific Life Global Funding II	1.375%	4/14/26	795	791
	PNC Bank NA	3.300%	10/30/24	460	486
	PNC Bank NA	2.950%	2/23/25	1,105	1,160
	PNC Bank NA	4.200%	11/1/25	255	280
	PNC Bank NA	3.100%	10/25/27	1,165	1,247
	PNC Bank NA	3.250%	1/22/28	1,675	1,798
	PNC Financial Services Group Inc.	3.900%	4/29/24	580	614
	PNC Financial Services Group Inc.	2.550%	1/22/30	1,625	1,676
[4]	Principal Life Global Funding II	2.500%	9/16/29	1,000	1,040
	Prudential plc	3.125%	4/14/30	645	688
	Royal Bank of Canada	2.750%	2/1/22	1,195	1,197
	Santander Holdings USA Inc.	3.700%	3/28/22	915	919
	Santander Holdings USA Inc.	3.400%	1/18/23	605	618
[4]	Societe Generale SA	3.250%	1/12/22	1,015	1,016
[4]	Standard Chartered plc	1.214%	3/23/25	285	283
	State Street Corp.	2.653%	5/15/23	840	846
[4]	Sumitomo Mitsui Trust Bank Ltd.	0.850%	3/25/24	2,000	1,981
[4]	Svenska Handelsbanken AB	1.418%	6/11/27	1,875	1,844
[4]	Teachers Insurance & Annuity Assn. of America	4.900%	9/15/44	875	1,125
[4]	Teachers Insurance & Annuity Assn. of America	4.270%	5/15/47	1,145	1,388
[4]	Temasek Financial I Ltd.	2.375%	1/23/23	1,130	1,148
[4]	Temasek Financial I Ltd.	3.625%	8/1/28	1,025	1,147
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[4]	Temasek Financial I Ltd.	2.375%	8/2/41	1,345	1,315
[4]	Temasek Financial I Ltd.	2.250%	4/6/51	1,150	1,080
[4]	Temasek Financial I Ltd.	2.500%	10/6/70	670	625
[4]	Toronto-Dominion Bank	2.500%	1/18/23	2,100	2,102
	Truist Bank	3.300%	5/15/26	340	362
	Truist Financial Corp.	2.750%	4/1/22	1,700	1,706
	Truist Financial Corp.	3.700%	6/5/25	1,385	1,489
	Truist Financial Corp.	1.950%	6/5/30	795	785
[4]	UBS AG	1.250%	6/1/26	985	965
[4]	UBS Group AG	2.650%	2/1/22	1,250	1,252
[4]	UBS Group AG	1.494%	8/10/27	1,160	1,132
[4]	UBS Group AG	3.126%	8/13/30	555	581
[4]	UBS Group AG	2.095%	2/11/32	720	697
[4]	UniCredit SpA	1.982%	6/3/27	1,015	988
[4]	UniCredit SpA	3.127%	6/3/32	1,200	1,185
	US Bancorp	3.700%	1/30/24	1,560	1,646
	US Bancorp	2.491%	11/3/36	1,860	1,855
	Wachovia Corp.	7.500%	4/15/35	1,000	1,457
	Wells Fargo & Co.	3.500%	3/8/22	107	108
	Wells Fargo & Co.	3.450%	2/13/23	735	756
	Wells Fargo & Co.	4.480%	1/16/24	1,199	1,277
	Wells Fargo & Co.	3.750%	1/24/24	1,560	1,639
	Wells Fargo & Co.	3.000%	2/19/25	890	930
	Wells Fargo & Co.	0.805%	5/19/25	430	425
	Wells Fargo & Co.	3.550%	9/29/25	860	918
	Wells Fargo & Co.	3.000%	4/22/26	1,045	1,098
	Wells Fargo & Co.	4.100%	6/3/26	340	371
	Wells Fargo & Co.	3.000%	10/23/26	170	179
	Wells Fargo & Co.	3.196%	6/17/27	1,705	1,801
	Wells Fargo & Co.	2.879%	10/30/30	435	452
	Wells Fargo & Co.	2.572%	2/11/31	2,235	2,281
	Wells Fargo & Co.	5.606%	1/15/44	2,276	3,073
	Wells Fargo & Co.	4.900%	11/17/45	515	649
	Wells Fargo & Co.	4.750%	12/7/46	2,070	2,575
					309,993
Health Care (2.5%)
	AbbVie Inc.	3.450%	3/15/22	450	451
	AbbVie Inc.	3.800%	3/15/25	575	613
	AbbVie Inc.	4.050%	11/21/39	590	676
	AbbVie Inc.	4.850%	6/15/44	450	564
	AbbVie Inc.	4.450%	5/14/46	1,010	1,220
	AbbVie Inc.	4.250%	11/21/49	565	678
	AdventHealth Obligated Group	2.795%	11/15/51	900	889
	Advocate Health & Hospitals Corp.	2.211%	6/15/30	360	360
	Advocate Health & Hospitals Corp.	3.008%	6/15/50	540	563
	Aetna Inc.	2.800%	6/15/23	680	697
[4]	Alcon Finance Corp.	2.750%	9/23/26	200	207
[4]	Alcon Finance Corp.	2.600%	5/27/30	200	202
[4]	Alcon Finance Corp.	3.800%	9/23/49	800	895
	AmerisourceBergen Corp.	0.737%	3/15/23	845	843
	Amgen Inc.	2.300%	2/25/31	1,575	1,582
	Amgen Inc.	3.150%	2/21/40	575	588
	Amgen Inc.	5.150%	11/15/41	311	398
	Amgen Inc.	2.770%	9/1/53	430	403
	Anthem Inc.	3.300%	1/15/23	1,100	1,130
	Anthem Inc.	3.650%	12/1/27	750	823
	Anthem Inc.	4.101%	3/1/28	1,140	1,270
	Anthem Inc.	2.550%	3/15/31	1,100	1,125
	Anthem Inc.	4.650%	8/15/44	92	115
	Ascension Health	2.532%	11/15/29	1,405	1,464
[2]	Ascension Health	4.847%	11/15/53	50	71
	AstraZeneca plc	4.000%	1/17/29	2,345	2,644
	AstraZeneca plc	6.450%	9/15/37	615	907
	Banner Health	2.907%	1/1/42	910	924
[4]	Baxter International Inc.	2.272%	12/1/28	800	806
[4]	Bayer US Finance II LLC	4.250%	12/15/25	1,100	1,193
[4]	Bayer US Finance LLC	3.375%	10/8/24	815	852

14

Balanced Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Beth Israel Lahey Health Inc.	3.080%	7/1/51	405	402
[2]	Bon Secours Mercy Health Inc.	3.464%	6/1/30	590	640
	Bon Secours Mercy Health Inc.	2.095%	6/1/31	330	323
	Boston Scientific Corp.	4.000%	3/1/29	195	217
	Bristol-Myers Squibb Co.	2.750%	2/15/23	138	141
	Bristol-Myers Squibb Co.	3.400%	7/26/29	885	968
	Bristol-Myers Squibb Co.	4.125%	6/15/39	505	597
	Bristol-Myers Squibb Co.	4.550%	2/20/48	217	277
	Bristol-Myers Squibb Co.	4.250%	10/26/49	1,473	1,822
	Bristol-Myers Squibb Co.	2.550%	11/13/50	465	441
	Cedars-Sinai Health System	2.288%	8/15/31	1,330	1,329
	Children's Hospital Corp.	2.585%	2/1/50	160	153
	Cigna Corp.	3.250%	4/15/25	880	927
	Cigna Corp.	4.375%	10/15/28	515	585
	CommonSpirit Health	2.950%	11/1/22	535	544
	CommonSpirit Health	4.200%	8/1/23	535	560
	CommonSpirit Health	2.760%	10/1/24	860	888
	CommonSpirit Health	3.347%	10/1/29	1,015	1,079
	CommonSpirit Health	2.782%	10/1/30	684	701
[2]	CommonSpirit Health	4.350%	11/1/42	651	745
	CommonSpirit Health	4.187%	10/1/49	1,747	2,037
	CommonSpirit Health	3.910%	10/1/50	95	106
	Cottage Health Obligated Group	3.304%	11/1/49	295	316
	CVS Health Corp.	2.750%	12/1/22	965	978
	CVS Health Corp.	4.300%	3/25/28	43	48
	CVS Health Corp.	4.875%	7/20/35	315	386
	CVS Health Corp.	4.125%	4/1/40	430	492
	CVS Health Corp.	5.125%	7/20/45	855	1,112
	Dignity Health	3.812%	11/1/24	560	593
[4]	EMD Finance LLC	2.950%	3/19/22	605	605
	Gilead Sciences Inc.	3.700%	4/1/24	1,010	1,061
	Gilead Sciences Inc.	3.500%	2/1/25	560	593
	Gilead Sciences Inc.	4.500%	2/1/45	250	306
	Gilead Sciences Inc.	4.150%	3/1/47	430	507
	Gilead Sciences Inc.	2.800%	10/1/50	1,235	1,196
	GlaxoSmithKline Capital Inc.	2.800%	3/18/23	385	395
	GlaxoSmithKline Capital Inc.	5.375%	4/15/34	2,000	2,649
	Indiana University Health Inc. Obligated Group	2.852%	11/1/51	365	368
	Kaiser Foundation Hospitals	3.150%	5/1/27	380	405
	Kaiser Foundation Hospitals	2.810%	6/1/41	1,130	1,135
	Kaiser Foundation Hospitals	4.875%	4/1/42	365	482
	Kaiser Foundation Hospitals	3.002%	6/1/51	1,105	1,139
	Mass General Brigham Inc.	3.192%	7/1/49	935	988
	Mass General Brigham Inc.	3.342%	7/1/60	955	1,043
	Medtronic Inc.	3.500%	3/15/25	396	422
	Memorial Sloan-Kettering Cancer Center	2.955%	1/1/50	590	603
	Memorial Sloan-Kettering Cancer Center	4.125%	7/1/52	310	390
	Memorial Sloan-Kettering Cancer Center	4.200%	7/1/55	280	359
	Merck & Co. Inc.	3.400%	3/7/29	1,470	1,603
	Merck & Co. Inc.	4.150%	5/18/43	760	923
	Merck & Co. Inc.	4.000%	3/7/49	1,915	2,331
	Mercy Health	4.302%	7/1/28	570	641
	Novartis Capital Corp.	3.400%	5/6/24	415	438
	Novartis Capital Corp.	4.400%	5/6/44	640	820
	OhioHealth Corp.	2.297%	11/15/31	760	764
	OhioHealth Corp.	2.834%	11/15/41	485	495
	Pfizer Inc.	3.000%	12/15/26	725	781
	Pfizer Inc.	3.450%	3/15/29	2,165	2,388
	Pfizer Inc.	4.100%	9/15/38	1,505	1,790
	Pfizer Inc.	2.550%	5/28/40	275	273
	Pfizer Inc.	2.700%	5/28/50	305	307
	Piedmont Healthcare Inc.	2.044%	1/1/32	255	248
	Piedmont Healthcare Inc.	2.719%	1/1/42	255	248
	Piedmont Healthcare Inc.	2.864%	1/1/52	340	332
	Providence St. Joseph Health Obligated Group	2.746%	10/1/26	390	409
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Providence St. Joseph Health Obligated Group	2.532%	10/1/29	985	1,017
[2]	Providence St. Joseph Health Obligated Group	3.930%	10/1/48	325	383
	Providence St. Joseph Health Obligated Group	2.700%	10/1/51	1,000	970
[4]	Roche Holdings Inc.	2.375%	1/28/27	1,650	1,714
	Royalty Pharma plc	3.300%	9/2/40	425	424
	Royalty Pharma plc	3.550%	9/2/50	1,405	1,395
	Rush Obligated Group	3.922%	11/15/29	330	369
	SSM Health Care Corp.	3.823%	6/1/27	940	1,032
	Sutter Health	2.294%	8/15/30	560	560
	Thermo Fisher Scientific Inc.	1.750%	10/15/28	260	258
	Thermo Fisher Scientific Inc.	2.000%	10/15/31	560	552
[7]	Toledo Hospital	5.750%	11/15/38	545	634
	UnitedHealth Group Inc.	2.875%	3/15/22	27	27
	UnitedHealth Group Inc.	3.100%	3/15/26	430	460
	UnitedHealth Group Inc.	3.850%	6/15/28	1,190	1,328
	UnitedHealth Group Inc.	2.000%	5/15/30	275	273
	UnitedHealth Group Inc.	4.625%	7/15/35	240	299
	UnitedHealth Group Inc.	2.750%	5/15/40	310	313
	UnitedHealth Group Inc.	4.250%	3/15/43	1,600	1,939
	UnitedHealth Group Inc.	4.750%	7/15/45	592	775
	UnitedHealth Group Inc.	4.200%	1/15/47	215	262
	UnitedHealth Group Inc.	4.250%	6/15/48	880	1,090
	UnitedHealth Group Inc.	4.450%	12/15/48	140	179
	UnitedHealth Group Inc.	3.700%	8/15/49	675	779
	UnitedHealth Group Inc.	2.900%	5/15/50	1,253	1,279
	UnitedHealth Group Inc.	3.875%	8/15/59	615	737
	UnitedHealth Group Inc.	3.125%	5/15/60	490	507
					93,552
Industrials (1.0%)
[4]	Ashtead Capital Inc.	2.450%	8/12/31	495	482
[4]	BAE Systems Holdings Inc.	3.850%	12/15/25	1,085	1,164
[4]	BAE Systems plc	3.400%	4/15/30	215	229
	Boeing Co.	1.433%	2/4/24	940	939
	Boeing Co.	2.700%	2/1/27	495	505
	Boeing Co.	3.625%	2/1/31	720	768
	Boeing Co.	3.950%	8/1/59	565	587
	Burlington Northern Santa Fe LLC	3.000%	3/15/23	565	577
	Burlington Northern Santa Fe LLC	3.850%	9/1/23	1,630	1,698
	Burlington Northern Santa Fe LLC	4.550%	9/1/44	250	314
	Burlington Northern Santa Fe LLC	4.150%	4/1/45	415	498
	Burlington Northern Santa Fe LLC	4.050%	6/15/48	60	72
	Burlington Northern Santa Fe LLC	3.050%	2/15/51	405	420
	Burlington Northern Santa Fe LLC	2.875%	6/15/52	705	710
	Canadian National Railway Co.	2.450%	5/1/50	205	191
	Canadian Pacific Railway Co.	2.450%	12/2/31	260	265
	Canadian Pacific Railway Co.	3.100%	12/2/51	770	788
	Carrier Global Corp.	2.722%	2/15/30	448	458
	Caterpillar Inc.	3.400%	5/15/24	810	852
[2]	Continental Airlines Class A Series 2007-1 Pass Through Trust	5.983%	10/19/23	141	142
	CSX Corp.	4.300%	3/1/48	445	542
	CSX Corp.	3.350%	9/15/49	235	250
[2]	Federal Express Corp. 1998 Pass Through Trust	6.720%	7/15/23	49	49
	Illinois Tool Works Inc.	3.500%	3/1/24	1,295	1,357
	John Deere Capital Corp.	3.450%	3/13/25	1,200	1,281
	Kansas City Southern	4.950%	8/15/45	480	613
	Lockheed Martin Corp.	2.900%	3/1/25	610	639
	Lockheed Martin Corp.	1.850%	6/15/30	60	59

15

Balanced Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Lockheed Martin Corp.	4.500%	5/15/36	211	258
	Lockheed Martin Corp.	4.700%	5/15/46	376	488
	Lockheed Martin Corp.	4.090%	9/15/52	144	178
	Otis Worldwide Corp.	2.565%	2/15/30	225	228
	Parker-Hannifin Corp.	3.250%	6/14/29	270	286
	Parker-Hannifin Corp.	4.450%	11/21/44	450	542
[4]	Penske Truck Leasing Co. LP / PTL Finance Corp.	3.450%	7/1/24	465	488
[4]	Penske Truck Leasing Co. LP / PTL Finance Corp.	2.700%	11/1/24	385	397
[4]	Penske Truck Leasing Co. LP / PTL Finance Corp.	3.950%	3/10/25	1,435	1,530
[4]	Penske Truck Leasing Co. LP / PTL Finance Corp.	4.450%	1/29/26	925	1,016
	Raytheon Technologies Corp.	4.125%	11/16/28	1,125	1,259
	Raytheon Technologies Corp.	4.450%	11/16/38	275	331
	Raytheon Technologies Corp.	4.500%	6/1/42	407	503
[4]	Siemens Financieringsmaatschappij NV	2.900%	5/27/22	1,050	1,060
[4]	Siemens Financieringsmaatschappij NV	3.125%	3/16/24	1,680	1,751
[4]	Siemens Financieringsmaatschappij NV	1.700%	3/11/28	630	624
[4]	Siemens Financieringsmaatschappij NV	2.150%	3/11/31	1,100	1,097
[4]	Siemens Financieringsmaatschappij NV	4.400%	5/27/45	800	1,012
[2]	Southwest Airlines Co. Series 2007-1 Pass Through Trust	6.150%	2/1/24	81	83
	Stanley Black & Decker Inc.	4.850%	11/15/48	685	916
	Teledyne Technologies Inc.	2.250%	4/1/28	1,155	1,159
	Teledyne Technologies Inc.	2.750%	4/1/31	1,290	1,311
	Union Pacific Corp.	3.700%	3/1/29	505	560
	Union Pacific Corp.	3.250%	2/5/50	200	215
	Union Pacific Corp.	3.799%	10/1/51	1,096	1,283
	Union Pacific Corp.	3.839%	3/20/60	860	1,011
	Union Pacific Corp.	2.973%	9/16/62	625	617
	Union Pacific Corp.	3.750%	2/5/70	335	383
[2]	United Airlines Class B Series 2018-1 Pass Through Trust	4.600%	9/1/27	157	157
					37,192
Materials (0.0%)
[4]	Corp. Nacional del Cobre de Chile	3.700%	1/30/50	600	614
	International Paper Co.	4.350%	8/15/48	668	821
					1,435
Real Estate (0.5%)
	American Tower Corp.	5.000%	2/15/24	80	86
	American Tower Corp.	4.400%	2/15/26	450	492
	American Tower Corp.	3.800%	8/15/29	981	1,068
	Boston Properties LP	3.125%	9/1/23	355	366
	Boston Properties LP	3.800%	2/1/24	45	47
	Crown Castle International Corp.	3.650%	9/1/27	285	307
	Crown Castle International Corp.	3.800%	2/15/28	235	255
	Crown Castle International Corp.	2.100%	4/1/31	2,185	2,096
	CubeSmart LP	2.250%	12/15/28	360	361
	Equinix Inc.	3.000%	7/15/50	1,020	976
	Healthpeak Properties Inc.	2.125%	12/1/28	880	882
	Healthpeak Properties Inc.	3.000%	1/15/30	930	975
	Realty Income Corp.	3.400%	1/15/28	210	227
	Realty Income Corp.	2.200%	6/15/28	735	742
	Realty Income Corp.	3.250%	1/15/31	380	408
	Realty Income Corp.	2.850%	12/15/32	545	567
[4]	SBA Tower Trust	1.840%	4/15/27	1,570	1,559
[4]	SBA Tower Trust	2.593%	10/15/31	1,500	1,519
[4]	SBA Tower Trust	3.448%	3/15/48	705	708
[4]	SBA Tower Trust	2.836%	1/15/50	725	746
[4]	SBA Tower Trust	1.884%	7/15/50	265	266
[4]	SBA Tower Trust	1.631%	5/15/51	580	570
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[4]	Scentre Group Trust 1 / Scentre Group Trust 2	4.375%	5/28/30	695	795
	Simon Property Group LP	3.750%	2/1/24	90	94
	Simon Property Group LP	3.375%	10/1/24	275	289
	Simon Property Group LP	2.450%	9/13/29	1,160	1,177
					17,578
Technology (1.6%)
	Apple Inc.	3.000%	2/9/24	620	646
	Apple Inc.	3.450%	5/6/24	1,000	1,058
	Apple Inc.	2.850%	5/11/24	1,225	1,277
	Apple Inc.	3.250%	2/23/26	1,020	1,091
	Apple Inc.	2.450%	8/4/26	1,170	1,222
	Apple Inc.	3.350%	2/9/27	1,545	1,679
	Apple Inc.	3.200%	5/11/27	1,065	1,149
	Apple Inc.	2.900%	9/12/27	2,250	2,398
	Apple Inc.	3.850%	5/4/43	430	508
	Apple Inc.	4.450%	5/6/44	120	153
	Apple Inc.	3.850%	8/4/46	985	1,167
	Apple Inc.	2.650%	5/11/50	640	629
	Apple Inc.	2.550%	8/20/60	1,425	1,341
	Broadcom Corp. / Broadcom Cayman Finance Ltd.	3.875%	1/15/27	305	331
	Broadcom Inc.	4.250%	4/15/26	170	186
	Broadcom Inc.	4.110%	9/15/28	1,452	1,593
	Broadcom Inc.	4.150%	11/15/30	130	144
[4]	Broadcom Inc.	2.600%	2/15/33	125	121
[4]	Broadcom Inc.	3.419%	4/15/33	305	318
[4]	Broadcom Inc.	3.500%	2/15/41	670	682
[4]	Broadcom Inc.	3.750%	2/15/51	325	340
	Cisco Systems Inc.	2.500%	9/20/26	431	454
	Fidelity National Information Services Inc.	1.650%	3/1/28	245	237
	Global Payments Inc.	2.150%	1/15/27	605	608
	Global Payments Inc.	2.900%	5/15/30	535	545
	Intel Corp.	2.875%	5/11/24	800	833
	Intel Corp.	4.100%	5/19/46	1,360	1,612
	Intel Corp.	3.250%	11/15/49	600	634
	Intel Corp.	3.050%	8/12/51	1,610	1,651
	Intel Corp.	3.200%	8/12/61	425	435
	International Business Machines Corp.	3.000%	5/15/24	2,500	2,611
	International Business Machines Corp.	3.300%	5/15/26	4,500	4,817
	International Business Machines Corp.	3.500%	5/15/29	2,975	3,232
	International Business Machines Corp.	5.875%	11/29/32	1,010	1,331
	Microsoft Corp.	2.700%	2/12/25	760	795
	Microsoft Corp.	3.125%	11/3/25	435	464
	Microsoft Corp.	2.400%	8/8/26	1,890	1,978
	Microsoft Corp.	3.500%	2/12/35	605	693
	Microsoft Corp.	3.450%	8/8/36	822	943
	Microsoft Corp.	2.525%	6/1/50	3,336	3,274
	Microsoft Corp.	2.921%	3/17/52	3,287	3,481
	Oracle Corp.	2.950%	11/15/24	2,190	2,278
	Oracle Corp.	1.650%	3/25/26	895	888
	Oracle Corp.	3.250%	11/15/27	2,710	2,861
	Oracle Corp.	4.000%	11/15/47	895	928
	Oracle Corp.	3.950%	3/25/51	480	499
	Oracle Corp.	3.850%	4/1/60	540	534
	QUALCOMM Inc.	1.300%	5/20/28	744	721
	QUALCOMM Inc.	2.150%	5/20/30	1,075	1,084
	QUALCOMM Inc.	1.650%	5/20/32	1,112	1,055
	QUALCOMM Inc.	3.250%	5/20/50	385	423
					59,932
Utilities (2.6%)
	AEP Texas Inc.	4.150%	5/1/49	145	164
	AEP Texas Inc.	3.450%	1/15/50	380	389
	Alabama Power Co.	5.200%	6/1/41	120	153

16

Balanced Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Alabama Power Co.	4.100%	1/15/42	215	242
	Alabama Power Co.	3.750%	3/1/45	630	698
	Alabama Power Co.	4.300%	7/15/48	775	939
	Ameren Illinois Co.	3.800%	5/15/28	590	651
	Ameren Illinois Co.	6.125%	12/15/28	1,000	1,177
	Ameren Illinois Co.	3.700%	12/1/47	140	160
	American Water Capital Corp.	2.950%	9/1/27	540	571
	American Water Capital Corp.	3.750%	9/1/47	45	50
	American Water Capital Corp.	4.200%	9/1/48	845	1,015
	American Water Capital Corp.	4.150%	6/1/49	25	30
	American Water Capital Corp.	3.450%	5/1/50	95	102
	Arizona Public Service Co.	3.350%	5/15/50	410	419
	Baltimore Gas and Electric Co.	2.900%	6/15/50	238	237
	Berkshire Hathaway Energy Co.	6.125%	4/1/36	1,135	1,549
	Berkshire Hathaway Energy Co.	5.950%	5/15/37	25	34
	Berkshire Hathaway Energy Co.	5.150%	11/15/43	1,490	1,919
	Berkshire Hathaway Energy Co.	4.250%	10/15/50	115	140
[4]	Boston Gas Co.	3.150%	8/1/27	140	146
[4]	Brooklyn Union Gas Co.	3.407%	3/10/26	95	100
[4]	Brooklyn Union Gas Co.	4.273%	3/15/48	1,720	1,958
	CenterPoint Energy Houston Electric LLC	4.250%	2/1/49	195	243
	CenterPoint Energy Resources Corp.	4.000%	4/1/28	1,369	1,502
	Cleco Corporate Holdings LLC	3.743%	5/1/26	185	197
	Cleco Corporate Holdings LLC	3.375%	9/15/29	405	414
	Commonwealth Edison Co.	2.950%	8/15/27	645	683
	Commonwealth Edison Co.	4.350%	11/15/45	375	453
	Commonwealth Edison Co.	3.650%	6/15/46	175	195
	Commonwealth Edison Co.	4.000%	3/1/48	480	565
	Consolidated Edison Co. of New York Inc.	4.500%	12/1/45	980	1,156
	Consolidated Edison Co. of New York Inc.	3.850%	6/15/46	76	82
	Consolidated Edison Co. of New York Inc.	3.950%	4/1/50	50	57
	Consolidated Edison Co. of New York Inc.	3.200%	12/1/51	435	438
	Consolidated Edison Co. of New York Inc.	4.625%	12/1/54	1,835	2,284
	Consolidated Edison Co. of New York Inc.	4.500%	5/15/58	630	775
	Delmarva Power & Light Co.	3.500%	11/15/23	305	318
[4]	Dominion Energy Inc.	2.450%	1/15/23	3,240	3,295
	Dominion Energy Inc.	5.250%	8/1/33	1,000	1,229
	Dominion Energy Inc.	4.600%	3/15/49	760	954
	Dominion Energy South Carolina Inc.	6.625%	2/1/32	138	188
	Dominion Energy South Carolina Inc.	5.300%	5/15/33	44	56
	Dominion Energy South Carolina Inc.	5.450%	2/1/41	95	128
	Dominion Energy South Carolina Inc.	4.600%	6/15/43	202	247
	Duke Energy Carolinas LLC	6.100%	6/1/37	391	532
	Duke Energy Carolinas LLC	3.700%	12/1/47	470	525
	Duke Energy Corp.	2.650%	9/1/26	315	327
	Duke Energy Corp.	3.400%	6/15/29	350	373
	Duke Energy Corp.	3.300%	6/15/41	945	962
	Duke Energy Corp.	4.800%	12/15/45	1,200	1,478
	Duke Energy Corp.	3.750%	9/1/46	265	284
	Duke Energy Corp.	3.500%	6/15/51	990	1,029
	Duke Energy Florida LLC	6.350%	9/15/37	200	286
	Duke Energy Progress LLC	6.300%	4/1/38	365	517
	Duke Energy Progress LLC	4.100%	3/15/43	118	137
	Duke Energy Progress LLC	4.200%	8/15/45	2,045	2,447
[2]	Duke Energy Progress NC Storm Funding LLC	2.387%	7/1/39	1,010	1,015
[4]	East Ohio Gas Co.	2.000%	6/15/30	325	315
[4]	East Ohio Gas Co.	3.000%	6/15/50	475	470
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Eastern Energy Gas Holdings LLC	3.550%	11/1/23	470	489
[4]	Electricite de France SA	4.875%	9/21/38	2,200	2,674
[4]	Electricite de France SA	4.875%	1/22/44	50	62
[4]	Electricite de France SA	4.950%	10/13/45	400	503
	Emera US Finance LP	3.550%	6/15/26	965	1,026
	Entergy Louisiana LLC	3.120%	9/1/27	410	433
	Evergy Inc.	2.450%	9/15/24	425	436
	Evergy Kansas Central Inc.	3.250%	9/1/49	630	656
	Evergy Metro Inc.	2.250%	6/1/30	205	205
	Evergy Metro Inc.	4.200%	3/15/48	137	164
	Eversource Energy	2.900%	10/1/24	690	716
	Eversource Energy	3.150%	1/15/25	110	115
	Eversource Energy	3.300%	1/15/28	400	426
	Florida Power & Light Co.	5.650%	2/1/35	1,000	1,300
	Florida Power & Light Co.	4.950%	6/1/35	1,000	1,265
	Florida Power & Light Co.	5.950%	2/1/38	785	1,097
	Florida Power & Light Co.	5.690%	3/1/40	675	957
	Florida Power & Light Co.	3.700%	12/1/47	480	551
	Fortis Inc.	3.055%	10/4/26	1,195	1,247
	Georgia Power Co.	5.400%	6/1/40	205	253
	Georgia Power Co.	4.750%	9/1/40	988	1,167
	Georgia Power Co.	4.300%	3/15/42	1,076	1,232
	Georgia Power Co.	3.700%	1/30/50	170	182
	Indiana Michigan Power Co.	4.250%	8/15/48	415	493
[4]	KeySpan Gas East Corp.	2.742%	8/15/26	670	685
[4]	Massachusetts Electric Co.	5.900%	11/15/39	585	778
[4]	Metropolitan Edison Co.	4.300%	1/15/29	249	278
	MidAmerican Energy Co.	4.400%	10/15/44	15	18
	MidAmerican Energy Co.	4.250%	5/1/46	45	55
	MidAmerican Energy Co.	4.250%	7/15/49	315	389
	MidAmerican Energy Co.	3.150%	4/15/50	1,390	1,460
[4]	Mid-Atlantic Interstate Transmission LLC	4.100%	5/15/28	220	242
[4]	Monongahela Power Co.	5.400%	12/15/43	135	175
	National Rural Utilities Cooperative Finance Corp.	2.950%	2/7/24	415	430
	National Rural Utilities Cooperative Finance Corp.	2.850%	1/27/25	1,040	1,086
	Nevada Power Co.	3.125%	8/1/50	380	386
	NextEra Energy Capital Holdings Inc.	3.550%	5/1/27	880	955
	NextEra Energy Capital Holdings Inc.	1.900%	6/15/28	670	665
	NextEra Energy Capital Holdings Inc.	3.500%	4/1/29	390	420
	NextEra Energy Capital Holdings Inc.	2.750%	11/1/29	590	608
	NextEra Energy Capital Holdings Inc.	2.250%	6/1/30	1,185	1,182
[4]	Niagara Mohawk Power Corp.	4.278%	12/15/28	1,000	1,105
[4]	Niagara Mohawk Power Corp.	3.025%	6/27/50	540	516
	NiSource Inc.	5.250%	2/15/43	390	502
	NiSource Inc.	4.800%	2/15/44	270	330
	Northern States Power Co.	6.250%	6/1/36	2,000	2,857
[2,4,7]	Oglethorpe Power Corp.	6.191%	1/1/31	1,065	1,295
	Oglethorpe Power Corp.	5.950%	11/1/39	170	227
	Oglethorpe Power Corp.	4.550%	6/1/44	50	57
	Oglethorpe Power Corp.	4.250%	4/1/46	537	578
	Oglethorpe Power Corp.	5.050%	10/1/48	80	101
	Oglethorpe Power Corp.	5.250%	9/1/50	630	810
	Oncor Electric Delivery Co. LLC	4.550%	12/1/41	75	93
[4]	Oncor Electric Delivery Co. LLC	2.700%	11/15/51	355	346
	PacifiCorp	6.250%	10/15/37	2,000	2,781
	PacifiCorp	4.125%	1/15/49	26	30
	PacifiCorp	4.150%	2/15/50	345	409
	PacifiCorp	3.300%	3/15/51	169	177
[2]	PG&E Energy Recovery Funding LLC	2.280%	1/15/38	109	108

17

Balanced Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	PG&E Energy Recovery Funding LLC	2.822%	7/15/48	494	491
	Potomac Electric Power Co.	3.050%	4/1/22	460	462
	Potomac Electric Power Co.	6.500%	11/15/37	750	1,089
	San Diego Gas & Electric Co.	6.000%	6/1/26	600	709
	San Diego Gas & Electric Co.	3.750%	6/1/47	160	178
	San Diego Gas & Electric Co.	4.150%	5/15/48	545	651
[2]	SCE Recovery Funding LLC	0.861%	11/15/31	298	284
	SCE Recovery Funding LLC	1.942%	5/15/38	110	106
	SCE Recovery Funding LLC	2.510%	11/15/43	100	98
	Sempra Energy	3.250%	6/15/27	1,095	1,157
	Sempra Energy	6.000%	10/15/39	600	827
	Sierra Pacific Power Co.	3.375%	8/15/23	850	878
	Sierra Pacific Power Co.	2.600%	5/1/26	221	230
	Southern California Edison Co.	2.400%	2/1/22	170	170
	Southern California Edison Co.	3.700%	8/1/25	90	96
	Southern California Edison Co.	6.000%	1/15/34	1,000	1,295
	Southern California Edison Co.	5.550%	1/15/37	2,250	2,799
	Southern California Edison Co.	6.050%	3/15/39	55	72
	Southern California Edison Co.	4.000%	4/1/47	195	215
	Southern California Edison Co.	4.125%	3/1/48	645	725
	Southern California Edison Co.	3.650%	2/1/50	155	166
	Southern California Gas Co.	2.600%	6/15/26	820	853
	Southern Co.	2.950%	7/1/23	1,280	1,312
	Southern Co.	4.400%	7/1/46	755	892
	Southwest Gas Corp.	2.200%	6/15/30	230	226
	Southwestern Electric Power Co.	6.200%	3/15/40	400	560
	Southwestern Public Service Co.	3.700%	8/15/47	102	114
[4]	State Grid Overseas Investment BVI Ltd.	2.750%	5/4/22	1,550	1,559
[4]	State Grid Overseas Investment BVI Ltd.	3.500%	5/4/27	775	836
	Union Electric Co.	4.000%	4/1/48	423	500
	Virginia Electric and Power Co.	2.750%	3/15/23	690	703
	Virginia Electric and Power Co.	3.500%	3/15/27	435	470
	Wisconsin Electric Power Co.	5.700%	12/1/36	690	918
					100,423
Total Corporate Bonds (Cost $735,981)					787,496
Sovereign Bonds (0.4%)
[4]	Government of Bermuda	2.375%	8/20/30	400	399
[4]	Government of Bermuda	3.375%	8/20/50	200	200
	International Bank for Reconstruction & Development	4.750%	2/15/35	2,000	2,658
[4]	Kingdom of Saudi Arabia	2.875%	3/4/23	930	952
	Republic of Chile	2.550%	1/27/32	1,075	1,072
	Republic of Chile	2.550%	7/27/33	1,285	1,251
	Republic of Chile	3.500%	4/15/53	575	595
	Republic of Chile	3.100%	1/22/61	410	381
	Republic of Colombia	4.000%	2/26/24	970	1,001
	Republic of Panama	2.252%	9/29/32	1,520	1,445
[2]	Republic of Panama	3.870%	7/23/60	885	885
[4]	State of Qatar	3.875%	4/23/23	1,985	2,064
[4]	State of Qatar	4.400%	4/16/50	430	536
Total Sovereign Bonds (Cost $12,808)					13,439
Taxable Municipal Bonds (1.6%)
	Alabama Federal Aid Highway Finance Authority Government Fund/Grant Revenue	2.650%	9/1/37	160	162
	Bay Area Toll Authority Highway Revenue	2.574%	4/1/31	450	464
	Bay Area Toll Authority Highway Revenue	6.263%	4/1/49	60	96
	Bay Area Toll Authority Highway Revenue	7.043%	4/1/50	820	1,434
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Broward FL Airport System Port, Airport & Marina Revenue	3.477%	10/1/43	300	308
	California GO	7.500%	4/1/34	155	237
	California GO	7.350%	11/1/39	1,550	2,446
	California State University College & University Revenue	2.719%	11/1/52	350	353
	California State University College & University Revenue	2.939%	11/1/52	445	446
	Chicago O'Hare International Airport Port, Airport & Marina Revenue	6.395%	1/1/40	155	233
	Chicago Transit Authority Sales & Transfer Tax Receipts Sales Tax Revenue	6.899%	12/1/40	1,780	2,507
	Chicago Transit Authority Sales & Transfer Tax Receipts Sales Tax Revenue	6.899%	12/1/40	825	1,162
	Chicago Transit Authority Sales Tax Receipts Fund Sales Tax Revenue	6.200%	12/1/40	550	752
	Commonwealth of Massachusetts GO	2.514%	7/1/41	270	266
	Dallas Fort Worth International Airport Port, Airport & Marina Revenue	2.843%	11/1/46	515	518
	Dallas-Fort Worth International Airport Port, Airport & Marina Revenue	3.089%	11/1/40	220	225
	Foothill-Eastern Transportation Corridor Agency Highway Revenue	4.094%	1/15/49	155	167
[7]	Foothill-Eastern Transportation Corridor Agency Highway Revenue	3.924%	1/15/53	1,170	1,251
	Georgia Municipal Electric Authority Electric Power & Light Revenue	6.637%	4/1/57	1,852	2,820
	Golden State Tobacco Securitization Corp. Tobacco Settlement Funded Revenue	2.746%	6/1/34	70	70
	Golden State Tobacco Securitization Corp. Tobacco Settlement Funded Revenue	3.293%	6/1/42	130	132
	Golden State Tobacco Securitization Corp. Tobacco Settlement Funded Revenue	3.000%	6/1/46	330	338
	Grand Parkway Transportation Corp. Highway Revenue	5.184%	10/1/42	140	187
	Grand Parkway Transportation Corp. Texas System Highway Revenue	3.236%	10/1/52	930	941
	Great Lakes Water Authority Sewage Disposal System Sewer Revenue	3.056%	7/1/39	250	264
	Houston TX GO	6.290%	3/1/32	365	460
	Illinois GO	5.100%	6/1/33	3,780	4,369
	Illinois State Toll Highway Authority Highway Revenue	6.184%	1/1/34	750	1,023
	JobsOhio Beverage System Miscellaneous Revenue	2.833%	1/1/38	160	165
[8]	Kansas Development Finance Authority Appropriations Revenue	2.774%	5/1/51	390	387
[7]	Kansas Development Finance Authority Lease (Appropriation) Revenue	5.501%	5/1/34	2,000	2,464
	Maryland State Transportation Authority Transit Revenue	5.888%	7/1/43	545	775
	Massachusetts School Building Authority Sales Tax Revenue	1.753%	8/15/30	890	880
	Massachusetts School Building Authority Sales Tax Revenue	5.715%	8/15/39	1,000	1,382
	Massachusetts School Building Authority Sales Tax Revenue	3.395%	10/15/40	500	523

18

Balanced Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Massachusetts School Building Authority Sales Tax Revenue	2.950%	5/15/43	650	661
	Massachusetts Water Resources Authority Water Revenue	2.823%	8/1/41	710	718
	Metropolitan Transportation Authority Fuel Sales Tax Revenue	6.089%	11/15/40	445	619
	Metropolitan Transportation Authority Miscellaneous Taxes Revenue	7.336%	11/15/39	325	520
	Metropolitan Transportation Authority Transit Revenue	6.200%	11/15/26	60	68
	Metropolitan Transportation Authority Transit Revenue	6.814%	11/15/40	785	1,117
	Metropolitan Transportation Authority Transit Revenue	5.175%	11/15/49	910	1,246
	Michigan Finance Authority Health, Hospital, Nursing Home Revenue	3.084%	12/1/34	295	316
	New Jersey Turnpike Authority Highway Revenue	7.414%	1/1/40	410	660
	New York State Dormitory Authority Income Tax Revenue	3.110%	2/15/39	640	680
	New York State Dormitory Authority Income Tax Revenue	3.190%	2/15/43	355	374
	New York State Thruway Authority Highway Revenue	2.900%	1/1/35	490	511
	New York State Thruway Authority Highway Revenue	3.500%	1/1/42	275	286
	New York State Urban Development Corp. Income Tax Revenue	2.100%	3/15/22	790	793
	North Texas Tollway Authority Highway Revenue	3.011%	1/1/43	295	302
	North Texas Tollway Authority Highway Revenue	6.718%	1/1/49	465	786
	Oregon Department of Transportation Fuel Sales Tax Revenue	5.834%	11/15/34	655	893
[7]	Oregon School Boards Assn. GO	5.528%	6/30/28	2,000	2,287
[8]	Oregon State University College & University Revenue	3.424%	3/1/60	1,000	1,040
[9]	Philadelphia Authority for Industrial Development Miscellaneous Revenue	6.550%	10/15/28	1,945	2,444
	Port Authority of New York & New Jersey Port, Airport & Marina Revenue	5.859%	12/1/24	65	74
	Port Authority of New York & New Jersey Port, Airport & Marina Revenue	3.175%	7/15/60	485	481
	Port Authority of New York & New Jersey Port, Airport & Marina Revenue	4.458%	10/1/62	1,175	1,557
	Port Authority of New York & New Jersey Port, Airport & Marina Revenue	4.810%	10/15/65	640	878
	Riverside CA General Fund Revenue	3.857%	6/1/45	260	283
	Riverside County CA Appropriations Revenue	3.818%	2/15/38	290	325
	Rutgers State University of New Jersey College & University Revenue	3.270%	5/1/43	350	370
	Sales Tax Securitization Corp. Intergovernmental Agreement Revenue	3.238%	1/1/42	1,000	1,005
	Sales Tax Securitization Corp. Sales Tax Revenue	4.787%	1/1/48	1,240	1,580
	San Antonio TX Electric & Gas Systems Electric Power & Light Revenue	2.905%	2/1/48	255	257
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	State Board of Administration Finance Corp. Miscellaneous Revenue	1.705%	7/1/27	925	923
	Texas Transportation Commission GO	2.562%	4/1/42	235	233
	Texas Transportation Commission State Highway Fund Miscellaneous Revenue	4.000%	10/1/33	395	472
	University of California College & University Revenue	1.316%	5/15/27	385	378
	University of California College & University Revenue	1.614%	5/15/30	645	626
	University of California College & University Revenue	4.601%	5/15/31	590	687
	University of California College & University Revenue	4.765%	5/15/44	145	155
	University of California College & University Revenue	3.931%	5/15/45	570	656
	University of California Regents Medical Center Pooled Health, Hospital, Nursing Home Revenue	6.548%	5/15/48	80	124
	University of California Regents Medical Center Pooled Health, Hospital, Nursing Home Revenue	6.583%	5/15/49	695	1,070
	University of California Regents Medical Center Pooled Health, Hospital, Nursing Home Revenue	3.006%	5/15/50	450	463
	University of California Regents Medical Center Pooled Health, Hospital, Nursing Home Revenue	3.256%	5/15/60	780	839
	Utility Debt Securitization Authority Electric Power & Light Revenue	3.435%	12/15/25	132	135
Total Taxable Municipal Bonds (Cost $52,930)					60,099
				Shares
Temporary Cash Investments (1.3%)
Money Market Fund (0.0%)
[10]	Vanguard Market Liquidity Fund	0.090%		117	12
			Maturity Date	Face Amount ($000)
U.S. Government and Agency Obligations (0.1%)
	United States Treasury Bill	0.000%	12/1/22	3,800	3,790

19

Balanced Portfolio
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Repurchase Agreement (1.2%)
RBS Securities Inc. (Dated 12/31/21, Repurchase Value $46,900,000, collateralized by U.S. Treasury Note/Bond 1.625%–3.000%, 8/15/41–11/15/50, with a value of $47,838,000)	0.050%	1/3/22	46,900	46,900
Total Temporary Cash Investments (Cost $50,703)				50,702
Total Investments (99.8%) (Cost $2,783,699)				3,779,909
Other Assets and Liabilities—Net (0.2%)				7,472
Net Assets (100%)				3,787,381
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Securities with a value of $503,000 have been segregated as initial margin for open futures contracts.
2	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
3	The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
4	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2021, the aggregate value was $249,859,000, representing 6.6% of net assets.
5	Variable-rate security; rate shown is effective rate at period end. Certain variable-rate securities are not based on a published reference rate and spread but are determined by the issuer or agent based on current market conditions.
6	Security value determined using significant unobservable inputs.
7	Scheduled principal and interest payments are guaranteed by Assured Guaranty Municipal Corp.
8	Scheduled principal and interest payments are guaranteed by Build America Mutual Assurance Co.
9	Scheduled principal and interest payments are guaranteed by National Public Finance Guarantee Corp.
10	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
1M—1-month.
3M—3-month.
ADR—American Depositary Receipt.
GO—General Obligation Bond.
LIBOR—London Interbank Offered Rate.
REMICS—Real Estate Mortgage Investment Conduits.
UMBS—Uniform Mortgage-Backed Securities.
USD—U.S. dollar.
20

Balanced Portfolio

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
5-Year U.S. Treasury Note	March 2022	170	20,566	34
10-Year U.S. Treasury Note	March 2022	31	4,045	45
Ultra 10-Year U.S. Treasury Note	March 2022	107	15,669	54
				133

See accompanying Notes, which are an integral part of the Financial Statements.
21

Balanced Portfolio
Statement of Assets and Liabilities
As of December 31, 2021
($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $2,783,687)	3,779,897
Affiliated Issuers (Cost $12)	12
Total Investments in Securities	3,779,909
Investment in Vanguard	121
Cash	49
Foreign Currency, at Value (Cost $219)	216
Receivables for Investment Securities Sold	1,531
Receivables for Accrued Income	9,795
Receivables for Capital Shares Issued	499
Variation Margin Receivable—Futures Contracts	39
Total Assets	3,792,159
Liabilities
Payables for Investment Securities Purchased	3,637
Payables to Investment Advisor	377
Payables for Capital Shares Redeemed	502
Payables to Vanguard	262
Total Liabilities	4,778
Net Assets	3,787,381
At December 31, 2021, net assets consisted of:

Paid-in Capital	2,420,969
Total Distributable Earnings (Loss)	1,366,412
Net Assets	3,787,381

Net Assets
Applicable to 133,290,918 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	3,787,381
Net Asset Value Per Share	$28.41

See accompanying Notes, which are an integral part of the Financial Statements.
22

Balanced Portfolio
Statement of Operations

Year Ended December 31, 2021
($000)
Investment Income
Income
Dividends[1]	39,311
Interest[2]	30,320
Securities Lending—Net	28
Total Income	69,659
Expenses
Investment Advisory Fees—Note B
Basic Fee	1,770
Performance Adjustment	(279)
The Vanguard Group—Note C
Management and Administrative	5,393
Marketing and Distribution	189
Custodian Fees	30
Auditing Fees	30
Shareholders’ Reports	37
Trustees’ Fees and Expenses	2
Total Expenses	7,172
Net Investment Income	62,487
Realized Net Gain (Loss)
Investment Securities Sold[3]	311,995
Futures Contracts	(130)
Forward Currency Contracts	107
Foreign Currencies	(50)
Realized Net Gain (Loss)	311,922
Change in Unrealized Appreciation (Depreciation)
Investment Securities[3]	242,543
Futures Contracts	117
Forward Currency Contracts	24
Foreign Currencies	(33)
Change in Unrealized Appreciation (Depreciation)	242,651
Net Increase (Decrease) in Net Assets Resulting from Operations	617,060
1	Dividends are net of foreign withholding taxes of $1,213,000.
2	Interest is net of foreign withholding taxes of $1,000.
3	Realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the portfolio were $0, and less than $1,000, respectively. Purchases and sales are for temporary cash investment purposes.

Statement of Changes in Net Assets

	Year Ended December 31,
	2021 ($000)	2020 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	62,487	69,665
Realized Net Gain (Loss)	311,922	175,861
Change in Unrealized Appreciation (Depreciation)	242,651	68,099
Net Increase (Decrease) in Net Assets Resulting from Operations	617,060	313,625
Distributions
Total Distributions	(240,358)	(186,299)
Capital Share Transactions
Issued	255,089	249,434
Issued in Lieu of Cash Distributions	240,358	186,299
Redeemed	(431,072)	(483,258)
Net Increase (Decrease) from Capital Share Transactions	64,375	(47,525)
Total Increase (Decrease)	441,077	79,801
Net Assets
Beginning of Period	3,346,304	3,266,503
End of Period	3,787,381	3,346,304

See accompanying Notes, which are an integral part of the Financial Statements.
23

Balanced Portfolio
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended December 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$25.68	$24.94	$22.20	$24.80	$23.03
Investment Operations
Net Investment Income[1]	.468	.526	.623	.626	.582
Net Realized and Unrealized Gain (Loss) on Investments	4.137	1.692	4.105	(1.414)	2.648
Total from Investment Operations	4.605	2.218	4.728	(.788)	3.230
Distributions
Dividends from Net Investment Income	(.497)	(.666)	(.660)	(.582)	(.567)
Distributions from Realized Capital Gains	(1.378)	(.812)	(1.328)	(1.230)	(.893)
Total Distributions	(1.875)	(1.478)	(1.988)	(1.812)	(1.460)
Net Asset Value, End of Period	$28.41	$25.68	$24.94	$22.20	$24.80
Total Return	19.02%	10.68%	22.48%	-3.41%	14.72%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,787	$3,346	$3,267	$2,708	$2,942
Ratio of Total Expenses to Average Net Assets[2]	0.20%	0.20%	0.21%	0.21%	0.23%
Ratio of Net Investment Income to Average Net Assets	1.76%	2.24%	2.68%	2.67%	2.49%
Portfolio Turnover Rate[3]	33%	49%	29%	36%	28%
1	Calculated based on average shares outstanding.
2	Includes performance-based investment advisory fee increases (decreases) of (0.01%), (0.01%), (0.00%), (0.00%), and (0.00%).
3	Includes 1%, 3%, 8%, 2%, and 0%, respectively, attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.
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Balanced Portfolio
Notes to Financial Statements
The Balanced Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio's shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. Certain of the portfolio’s investments are in corporate debt instruments; the issuers' abilities to meet their obligations may be affected by economic developments in their respective industries. Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the portfolio and thus portfolio performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral, as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the portfolio’s pricing time. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities.
2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the portfolio’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
3. Futures Contracts: The portfolio uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the portfolio trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended December 31, 2021, the portfolio’s average investments in long and short futures contracts each represented less than 1% of net assets, based on the average of the notional amounts at each quarter-end during the period.
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Balanced Portfolio
4. Forward Currency Contracts: The portfolio enters into forward currency contracts to provide the appropriate currency exposure related to any open futures contracts or to protect the value of securities and related receivables and payables against changes in foreign exchange rates. The portfolio’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The portfolio mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the portfolio cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the portfolio under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the portfolio’s net assets decline below a certain level, triggering a payment by the portfolio if the portfolio is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the portfolio has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized forward currency contract gains (losses).
During the year ended December 31, 2021, the portfolio’s average investment in forward currency contracts represented less than 1% of net assets, based on the average of the notional amounts at each quarter-end during the period. The portfolio had no open forward currency contracts at December 31, 2021.
5. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The portfolio may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the portfolio is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The portfolio mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The portfolio may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the portfolio cannot be repledged, resold, or rehypothecated. Under an MSFTA, upon a counterparty default (including bankruptcy), the portfolio may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its MSFTA, and sell or retain any collateral held up to the net amount owed to the portfolio under the MSFTA.
6. Mortgage Dollar Rolls: The portfolio enters into mortgage-dollar-roll transactions, in which the portfolio sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The portfolio forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The portfolio also enters into mortgage-dollar-roll transactions in which the portfolio buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The portfolio continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The portfolio accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the portfolio’s portfolio turnover rate.
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Balanced Portfolio
Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Assets and Liabilities.
7. Repurchase Agreements: The portfolio enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the portfolio under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold, or rehypothecated. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The portfolio further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty's default (including bankruptcy), the portfolio may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.
8. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The portfolio’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the portfolio’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the portfolio’s financial statements.
9. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
10. Securities Lending: To earn additional income, the portfolio lends its securities to qualified institutional borrowers. Security loans are subject to termination by the portfolio at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The portfolio further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the portfolio may experience delays and costs in recovering the securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the portfolio is entitled to all distributions made on or in respect of the loaned securities.
11. Credit Facilities and Interfund Lending Program: The portfolio and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the portfolio’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the portfolio and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the portfolio may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow
27

Balanced Portfolio
money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the portfolio’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended December 31, 2021, the portfolio did not utilize the credit facilities or the Interfund Lending Program.
12. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Taxes on foreign dividends and capital gains have been provided for in accordance with the portfolio's understanding of the applicable countries' tax rules and rates. Deferred foreign capital gains tax, if any, is accrued daily based upon net unrealized gains. The portfolio has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Such tax reclaims received during the year, if any, are included in dividend income. No other amounts for additional tax reclaims are reflected in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment.
B.	Wellington Management Company llp provides investment advisory services to the portfolio for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the portfolio’s performance relative to the combined index comprising the S&P 500 Index and the Bloomberg Barclays U.S. Credit A or Better Bond Index for the preceding three years. For the year ended December 31, 2021, the investment advisory fee represented an effective annual rate of 0.05% of the portfolio’s average net assets, before a net decrease of $279,000 (0.01%) based on performance.
C.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the portfolio may invest up to 0.40% of its net assets as capital in Vanguard. At December 31, 2021, the portfolio had contributed to Vanguard capital in the amount of $121,000, representing less than 0.01% of the portfolio’s net assets and 0.05% of Vanguard’s capital received pursuant to the FSA. The portfolio’s trustees and officers are also directors and employees, respectively, of Vanguard.
D.	Various inputs may be used to determine the value of the portfolio’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
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Balanced Portfolio
The following table summarizes the market value of the portfolio’s investments and derivatives as of December 31, 2021, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks	2,328,357	182,460	—	2,510,817
U.S. Government and Agency Obligations	—	302,841	—	302,841
Asset-Backed/Commercial Mortgage-Backed Securities	—	53,980	535	54,515
Corporate Bonds	—	787,496	—	787,496
Sovereign Bonds	—	13,439	—	13,439
Taxable Municipal Bonds	—	60,099	—	60,099
Temporary Cash Investments	12	50,690	—	50,702
Total	2,328,369	1,451,005	535	3,779,909
Derivative Financial Instruments
Assets
Futures Contracts[1]	133	—	—	133
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
E.	At December 31, 2021, the fair values of derivatives were reflected in the Statement of Assets and Liabilities as follows:

Statement of Assets and Liabilities	Interest Rate Contracts ($000)	Total ($000)
Unrealized Appreciation—Futures Contracts[1]	133	133
Total Assets	133	133
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended December 31, 2021, were:
Realized Net Gain (Loss) on Derivatives	Interest Rate Contracts ($000)	Foreign Exchange Contracts ($000)	Total ($000)
Futures Contracts	(130)	—	(130)
Forward Currency Contracts	—	107	107
Realized Net Gain (Loss) on Derivatives	(130)	107	(23)
Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	117	—	117
Forward Currency Contracts	—	24	24
Change in Unrealized Appreciation (Depreciation) on Derivatives	117	24	141
F.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for foreign currency transactions were reclassified between the individual components of total distributable earnings (loss).
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; the deferral of losses from straddles; and the recognition of unrealized gains or losses from certain derivative contracts. As of
29

Balanced Portfolio
period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	99,471
Undistributed Long-Term Gains	272,286
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	994,655
The tax character of distributions paid was as follows:
	Year Ended December 31,
	2021 Amount ($000)	2020 Amount ($000)
Ordinary Income*	79,182	87,602
Long-Term Capital Gains	161,176	98,697
Total	240,358	186,299
*	Includes short-term capital gains, if any.
As of December 31, 2021, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	2,785,308
Gross Unrealized Appreciation	1,023,101
Gross Unrealized Depreciation	(28,501)
Net Unrealized Appreciation (Depreciation)	994,600
G.	During the year ended December 31, 2021, the portfolio purchased $684,447,000 of investment securities and sold $849,764,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $475,881,000 and $365,572,000, respectively.
The portfolio purchased securities from and sold securities to other funds or accounts managed by its investment advisor or their affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended December 31, 2021, such purchases were $0 and sales were $3,398,000, resulting in net realized gain of $450,000; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
H.	Capital shares issued and redeemed were:

	Year Ended December 31,
	2021 Shares (000)	2020 Shares (000)

Issued	9,605	10,781
Issued in Lieu of Cash Distributions	9,716	9,447
Redeemed	(16,345)	(20,878)
Net Increase (Decrease) in Shares Outstanding	2,976	(650)
At December 31, 2021, one shareholder (an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders) was the record or beneficial owner of 69% of the portfolio’s net assets. If this shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio, cause the portfolio to incur higher transaction costs, or lead to the realization of taxable capital gains.
I.	Management has determined that no events or transactions occurred subsequent to December 31, 2021, that would require recognition or disclosure in these financial statements.
30

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Vanguard Variable Insurance Funds and Shareholders of Balanced Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Balanced Portfolio (one of the portfolios constituting Vanguard Variable Insurance Funds, referred to hereafter as the "Portfolio") as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statement of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 17, 2022
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
31

Special 2021 tax information (unaudited) for corporate shareholders only for Balanced Portfolio, a portfolio of Vanguard Variable Insurance Funds
This information for the fiscal year ended December 31, 2021, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.
For corporate shareholders, 29.5% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.
For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the portfolio are qualified short-term capital gains.
The portfolio distributed $161,176,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.
The percentage of the ordinary dividends reported by the portfolio that is treated as a Section 163(j) interest dividend and thus is eligible to be treated as interest income for purposes of Section 163(j) and the regulations thereunder is 34.4%.
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"Bloomberg®" and Bloomberg U.S. Credit A or Better Bond Index are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (BISL), the administrator of the index (collectively, Bloomberg), and have been licensed for use for certain purposes by The Vanguard Group, Inc. (Vanguard).
The Balanced Portfolio is not sponsored, endorsed, sold or promoted by Bloomberg. Bloomberg does not make any representation or warranty, express or implied, to the owners of or counterparties to the Balanced Portfolio or any member of the public regarding the advisability of investing in securities generally or in the Balanced Portfolio particularly. The only relationship of Bloomberg to Vanguard is the licensing of certain trademarks, trade names and service marks and of the Bloomberg U.S. Credit A or Better Bond Index, which is determined, composed and calculated by BISL without regard to Vanguard or the Balanced Portfolio. Bloomberg has no obligation to take the needs of Vanguard or the owners of the Balanced Portfolio into consideration in determining, composing or calculating the Bloomberg U.S. Credit A or Better Bond Index. Bloomberg is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Balanced Portfolio to be issued. Bloomberg shall not have any obligation or liability, including, without limitation, to Balanced Portfolio customers, in connection with the administration, marketing or trading of the Balanced Portfolio.
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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 217 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA. Trustee and vice chair of The Shipley School.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the board of directors of Out & Equal (2002–2006), the advisory board of the University of California, Berkeley School of Engineering (2020–present), and the advisory board of Santa Clara University’s Leavey School of Business (2018–present).
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.
Amy Gutmann
Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: adjunct professor of finance at the University of Notre Dame (2020–present). Chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Assistant professor (retired June 2020) of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of superintendence of the Institute for the Works of Religion, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law (2021–present), professor (2020–present), Distinguished Fellow of the Global Financial Markets Center (2020–present), and Rubenstein Fellow (2017–2020) at Duke University. Trustee (2017–present) of Amherst College and member of Amherst College Investment Committee (2019–present). Member of the Regenerative Crisis Response Committee (2020–present).
David A. Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE
1 Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Energy Company (2013–present). Trustee of Common Fund (2019–present).
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.
Executive Officers
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
David Cermak
Born in 1960. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present) of each of the investment companies served by Vanguard. Managing director and head (2017–present) of Vanguard Investments Singapore. Managing director and head (2017–2019) of Vanguard Investments Hong Kong. Representative director and head (2014–2017) of Vanguard Investments Japan.
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
John E. Schadl
Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
John T. Marcante	Lauren Valente
Chris D. Mclsaac

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You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
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© 2022 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q690B 022022

Annual Report   |   December 31, 2021
Vanguard Variable Insurance Funds
Capital Growth Portfolio

Contents
Your Portfolio’s Performance at a Glance	1
Advisor’s Report	2
About Your Portfolio’s Expenses	4
Performance Summary	5
Financial Statements	7
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your portfolio are spelled out in the prospectus.

Your Portfolio’s Performance at a Glance
•	For the 12 months ended December 31, 2021, the Capital Growth Portfolio returned 21.54%, trailing its benchmark, the Standard & Poor’s 500 Index (+28.71%).
•	The global economy continued to heal during the period. Vaccination programs started rolling out in developed countries, helping some of the hardest-hit sectors such as hospitality, leisure, and travel. Stocks overall performed strongly even with the spread of new COVID-19 variants, a surge in inflation, and many central banks adopting less accommodative monetary stances.
•	The portfolio outperformed its benchmark in only three of 11 industry sectors. An underweight allocation to financials, overweights to health care and industrials, and selection in consumer discretionary and industrials all detracted from relative results. A lack of consumer staples and utilities helped performance the most; strong selection in financials also contributed.
•	For the decade ended December 31, the portfolio produced an average annual return of 17.35%, outperforming its benchmark by almost a percentage point.
•	Please note that the portfolio’s returns are different from those in Vanguard Variable Annuity (and other plans that invest in the portfolio), which take into account insurance-related expenses.
Market Barometer
Average Annual Total Returns Periods Ended December 31, 2021
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	26.45%	26.21%	18.43%
Russell 2000 Index (Small-caps)	14.82	20.02	12.02
Russell 3000 Index (Broad U.S. market)	25.66	25.79	17.97
FTSE All-World ex US Index (International)	8.36	13.66	9.89
Bonds
Bloomberg U.S. Aggregate Bond Index (Broad taxable market)	-1.54%	4.79%	3.57%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	1.52	4.73	4.17
FTSE Three-Month U.S. Treasury Bill Index	0.05	0.95	1.11
CPI
Consumer Price Index	7.04%	3.53%	2.92%
1

Advisor’s Report
For the 12 months ended December 31, 2021, the Vanguard Capital Growth Portfolio returned 21.54%, trailing the 28.71% gain of its benchmark, the unmanaged S&P 500 Index. Relative to the benchmark, both sector allocation and stock selection were unfavorable for the portfolio.
Investment environment
The year featured a steady rise in the equity markets alongside an uneven economic recovery. U.S. indexes continued their aggressive upswing as last year’s initial bounce, powered primarily by “Big Tech” and other pandemic beneficiaries, yielded to broader cyclical strength. Oil prices and interest rates rebounded, pushing the energy (+55%) and financials (+35%) sectors higher. More defensive sectors, such as consumer staples (+19%) and utilities (+18%), lagged the market but still registered robust gains.
The improvement in underlying economic activity was less uniform. Following the alarming scourge of winter 2020–2021, when the country retrenched amid several thousand daily COVID-related deaths, our springtime reopening signaled a robust economic renewal. More than 150 million Americans achieved “fully vaccinated” status by midyear, and daily deaths plummeted by more than 90%. In June, the Federal Reserve forecast 7% real GDP growth for 2021, an annual growth rate not seen since 1984.
But the euphoria was short-lived. Highly transmissible variants—first Delta, then Omicron—surfaced, powering additional waves of infection. Meanwhile, abundant monetary-fiscal stimulus collided with fragile supply chains, inducing copious inflation. The recovery’s momentum thus stalled somewhat; the Fed now estimates just 5.5% real GDP growth for 2021. Despite this economic stumble, the equity market was largely undeterred, finishing the year near record-high levels.
Outlook for U.S. equities
Our view on U.S. equities overall remains conflicted. We continue to view equities as relatively attractive compared to conventional alternatives. But the market’s complacency regarding inflation is worrisome. Treasury yields did rise during the period (the 10-year Treasury yield increased from 0.9% to 1.5%), but they remain historically low. The 10-year breakeven inflation rate, a market-based gauge of inflation expectations, also finished the period higher than year-ago levels (2.6% versus 2.0)—but a mid-2% reading is hardly a distress signal. Notwithstanding the Fed’s recognition that inflation is no longer “transitory,” we still assess inflation as an underappreciated risk.
In this context, the market’s already-elevated valuation expanded further; at year-end the S&P 500 Index traded at a 20.9x price/earnings (P/E) valuation on 2022 estimated earnings. This valuation metric has stabilized of late, not worsened, with index advances largely mirroring upward revisions to estimated earnings. But absolute valuation levels are historically expensive. Coupled with stubbornly high inflation readings, this dynamic tempers our outlook.
Portfolio update
The portfolio maintained large overweight positions in health care and industrials stocks; these sectors constituted 39% of average assets compared with their 21% combined weighting in the S&P 500. The portfolio also featured slightly overweight positions in both information technology and consumer discretionary. It maintained underweight positions in all other sectors.
Sector allocation and stock selection both detracted from relative results. Our underweight position in the three best-performing sectors, energy (+55%), real estate (+46%), and financials (+35%), plus the drag from a modest cash position, more than offset the benefit from our negligible exposure to laggards consumer staples (+19%) and utilities (+18%). One of our largest sector positions, health care (+26%), also trailed the broader market.
Stock selection was broadly unfavorable, with weakness in consumer discretionary, industrials, and health care more than offsetting strength in financials. Intensifying Chinese regulatory pressure led to dramatic declines in key holdings Alibaba (–49%) and Baidu (–31%), while troublesome COVID variants stalled the recovery of several airline positions, most notably Southwest (–10%). FedEx (+1%), whose earnings outlook deteriorated because of steep cost inflation, also underperformed. The portfolio’s largest position, Eli Lilly (+66%), logged a second consecutive year of outperformance, but its strength was unable to offset significant weakness elsewhere in health care. Our biotechnology holdings, including top 10 holdings Biogen (–2%) and Amgen (+1%), badly lagged the benchmark, as did animal health company Elanco (–7%) and pharmaceutical giant Novartis (–5%). Financials was a rare bright spot, as Wells Fargo (+61%) and Charles Schwab (+60%) both benefited from rising rates.
Advisor perspectives
Today’s macroeconomic concerns—namely, the unsustainable union of heightened inflation and repressed interest rates—have a geopolitical complement in China’s increasingly strident posture. Ahead of Xi Jinping’s anticipated transition from two-term president to indefinite chairman, U.S.-China relations have unambiguously soured. As just one example, China’s assertive behavior toward Taiwan of late has generated rare bipartisan antagonism. China’s rise as a global superpower has been a multidecade development, and, unsurprisingly, dozens of portfolio holdings have business links to the country. But
2

from an investment perspective, the latest Sino-American tension has upped the proverbial ante for such ties.
Despite these twin top-down concerns, however, as bottom-up analysts we believe the portfolio owns individual stocks whose share prices lag our assessment of long-term value—even companies in obvious proximity to such risk factors. Alibaba (–49%) is one such example; the stock’s abrupt descent in an escalating market was a substantial relative blow, as the company became a poster child for China’s increased scrutiny of private enterprise. Notwithstanding the painful equity reset, Alibaba’s underlying Asia-centric businesses continue to grow rapidly. The so-called Amazon of China sports a comparably large vision and addressable market as its American peer, and yet the company finished the year at less than one-sixth of Amazon’s valuation ($300 billion enterprise value versus $1.8 trillion) and one-fifth its forward-looking multiple (13x versus 65x).
China’s ongoing pivot weighed on other stocks, too. Neither search engine Baidu (–31%) nor oncology biotech BeiGene (+5%) were in China’s crosshairs, but both key holdings suffered as collateral damage. And Intel (+6%), another sizable position, also underperformed, though perhaps paradoxically. The threat of regional hostility should, in theory, boost Intel’s strategic value as the only leading-edge semiconductor manufacturer outside of Asia—“The Computer Inside” the Western world, in Intel sloganeering. Beyond any geopolitical considerations, our core thesis imagines a reinvigorated Intel reclaiming its technological leadership in advanced processor manufacturing. This thesis is a deeply contrarian conviction for a company trading as a bygone champion at a forward-looking multiple of just 14x at the end of 2021.
Finally, as previously noted, the portfolio’s health care holdings detracted from results. We expected the pandemic to highlight the health care sector’s unsung significance, but even miraculous vaccines and ongoing therapy breakthroughs have been unable to salvage its reputation. Health care is among the least expensive sectors, trading at a forward-looking multiple of 17.2x at year-end—a nearly 20% discount to the market.
Within this less favorable context, our own health care portfolio suffered numerous stock-specific setbacks, most notably Biogen’s relapse. One of our largest holdings, Biogen saw its stock spike 38% on June 7 when the FDA granted Aduhelm accelerated approval for the treatment of Alzheimer’s disease. By year-end Biogen had squandered its gain, a function of the drug’s disastrous launch amid intense market skepticism.
As with Biogen, we continue to own companies, in health care and elsewhere, that are controversial or unloved. These stocks often feature outsized risks (including binary clinical trial outcomes), unusually opaque futures, and well-worn Wall Street opposition. We do not pursue volatility or opacity or hostility per se; rather, we seek mismatches between current share prices and our assessments of long-term value, and we tend to find these dislocations in such fraught environments.
Conclusion
COVID has had a more devastating and longer-lasting impact than we initially anticipated. And yet the core of our original conviction has sustained: Normalcy will ultimately return. The contours of society have no doubt forever shifted, but society’s underlying purpose—our collective humanity—endures. As COVID evolves from pandemic to endemic, we believe this collective humanity, briefly obscured by both virus and fiat, will flourish once more. Our portfolio remains positioned for this eventuality.
PRIMECAP Management Company
January 12, 2022
3

About Your Portfolio’s Expenses
As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio's gross income, directly reduce the investment return of the portfolio.
A portfolio's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your portfolio's costs in two ways:
•	Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the portfolio's actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio's costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio's actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the portfolio's expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your portfolio's current prospectus.
Six Months Ended December 31, 2021
Capital Growth Portfolio	Beginning Account Value 6/30/2021	Ending Account Value 12/31/2021	Expenses Paid During Period
Based on Actual Portfolio Return	$1,000.00	$1,037.20	$1.75
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.49	1.73
The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.34%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).
4

Capital Growth Portfolio
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio's returns would be lower.
Cumulative Performance: December 31, 2011, Through December 31, 2021
Initial Investment of $10,000
		Average Annual Total Returns Periods Ended December 31, 2021
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Capital Growth Portfolio	21.54%	18.12%	17.35%	$49,534
S&P 500 Index	28.71	18.47	16.55	46,257
See Financial Highlights for dividend and capital gains information.
5

Capital Growth Portfolio
Portfolio Allocation
As of December 31, 2021
Communication Services	6.7%
Consumer Discretionary	13.5
Consumer Staples	0.1
Energy	1.2
Financials	8.6
Health Care	24.9
Industrials	13.7
Information Technology	30.2
Materials	1.1
The table reflects the portfolio’s investments, except for short-term investments. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.
Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
6

Capital Growth Portfolio
Financial Statements
Schedule of Investments
As of December 31, 2021
The portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The portfolio’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (97.2%)
Communication Services (6.6%)
*	Alphabet Inc. Class A	15,850	45,918
*	Alphabet Inc. Class C	9,220	26,679
*	Baidu Inc. ADR	125,600	18,688
*	Walt Disney Co.	73,300	11,353
	Activision Blizzard Inc.	91,300	6,074
*	Meta Platforms Inc. Class A	12,500	4,204
*	Charter Communications Inc. Class A	5,400	3,521
			116,437
Consumer Discretionary (13.1%)
*	Tesla Inc.	51,600	54,530
	Sony Group Corp. ADR	336,800	42,571
*	Alibaba Group Holding Ltd. ADR	233,100	27,690
	Ross Stores Inc.	182,800	20,890
*	Amazon.com Inc.	6,050	20,173
	Whirlpool Corp.	70,900	16,637
	TJX Cos. Inc.	192,500	14,615
*	Mattel Inc.	615,200	13,264
	Bath & Body Works Inc.	91,100	6,358
*	Royal Caribbean Cruises Ltd.	42,600	3,276
*	Carnival Corp.	158,300	3,185
	eBay Inc.	35,400	2,354
*	Dollar Tree Inc.	14,800	2,080
*	Burlington Stores Inc.	5,800	1,691
*	Victoria's Secret & Co.	30,366	1,686
*	Marriott International Inc. Class A	8,400	1,388
			232,388
Consumer Staples (0.1%)
	Sysco Corp.	22,900	1,799
Energy (1.2%)
	Hess Corp.	134,700	9,972
	Pioneer Natural Resources Co.	48,500	8,821
	EOG Resources Inc.	32,700	2,905
			21,698
Financials (8.4%)
	Charles Schwab Corp.	392,100	32,976
	Wells Fargo & Co.	684,100	32,823
	JPMorgan Chase & Co.	169,400	26,825
	Bank of America Corp.	475,100	21,137
	Marsh & McLennan Cos. Inc.	105,500	18,338
	Raymond James Financial Inc.	54,550	5,477
	US Bancorp	61,500	3,454
	Progressive Corp.	33,600	3,449
	CME Group Inc.	8,500	1,942
	Citigroup Inc.	31,700	1,914
			148,335
		Shares	Market Value• ($000)
Health Care (24.2%)
	Eli Lilly & Co.	387,671	107,083
*	Biogen Inc.	208,300	49,975
	Amgen Inc.	215,371	48,452
	Thermo Fisher Scientific Inc.	57,500	38,366
	AstraZeneca plc ADR	630,400	36,721
*	Boston Scientific Corp.	640,902	27,226
	Novartis AG ADR	268,150	23,455
	Roche Holding AG	44,693	18,541
	Bristol-Myers Squibb Co.	279,900	17,452
*	BioMarin Pharmaceutical Inc.	129,100	11,406
	Abbott Laboratories	80,300	11,302
*	Elanco Animal Health Inc. (XNYS)	340,416	9,661
	CVS Health Corp.	62,400	6,437
*	BeiGene Ltd. ADR	23,700	6,421
	Zimmer Biomet Holdings Inc.	45,500	5,780
	Medtronic plc	31,300	3,238
	Agilent Technologies Inc.	20,000	3,193
*	IQVIA Holdings Inc.	10,200	2,878
	Stryker Corp.	8,400	2,246
			429,833
Industrials (13.3%)
	FedEx Corp.	204,000	52,763
	Siemens AG (Registered)	201,640	34,925
*	Southwest Airlines Co.	646,650	27,702
*	Airbus SE	122,676	15,696
	Union Pacific Corp.	57,700	14,536
*	United Airlines Holdings Inc.	309,900	13,567
	Caterpillar Inc.	63,700	13,169
*	Delta Air Lines Inc.	252,500	9,868
	United Parcel Service Inc. Class B	45,450	9,742
*	American Airlines Group Inc.	535,000	9,609
	Textron Inc.	77,100	5,952
*	Alaska Air Group Inc.	108,100	5,632
*	TransDigm Group Inc.	7,450	4,740
	Carrier Global Corp.	73,800	4,003
	Deere & Co.	9,400	3,223
	AMETEK Inc.	21,000	3,088
	CSX Corp.	77,700	2,921
	General Dynamics Corp.	10,700	2,231
	Otis Worldwide Corp.	21,250	1,850
*	Lyft Inc. Class A	33,400	1,427
			236,644
Information Technology (29.3%)
	Microsoft Corp.	254,200	85,493
*	Adobe Inc.	111,000	62,944
	Micron Technology Inc.	588,300	54,800
	Texas Instruments Inc.	290,300	54,713
	KLA Corp.	101,300	43,570
	Intel Corp.	524,300	27,001
	Intuit Inc.	32,300	20,776
		Shares	Market Value• ($000)
	NetApp Inc.	207,800	19,116
	NVIDIA Corp.	58,100	17,088
	QUALCOMM Inc.	88,000	16,093
	Telefonaktiebolaget LM Ericsson ADR	1,414,200	15,372
	HP Inc.	362,350	13,650
	Oracle Corp.	147,000	12,820
	Analog Devices Inc.	65,600	11,530
	Hewlett Packard Enterprise Co.	723,050	11,402
	Visa Inc. Class A	44,100	9,557
	Cisco Systems Inc.	117,600	7,452
	Entegris Inc.	51,300	7,109
	Apple Inc.	37,800	6,712
	Applied Materials Inc.	31,800	5,004
*	PayPal Holdings Inc.	24,000	4,526
	Corning Inc.	96,250	3,583
*	Splunk Inc.	22,400	2,592
	Mastercard Inc. Class A	4,700	1,689
*	Autodesk Inc.	5,900	1,659
*	Plantronics Inc.	54,150	1,589
	Fidelity National Information Services Inc.	13,300	1,452
*	BlackBerry Ltd.	148,000	1,384
			520,676
Materials (1.0%)
	Albemarle Corp.	32,100	7,504
	Glencore plc	702,066	3,577
	Freeport-McMoRan Inc.	65,500	2,733
	Linde plc	6,300	2,183
	DuPont de Nemours Inc.	18,066	1,459
	Dow Inc.	18,066	1,025
			18,481
Total Common Stocks (Cost $927,196)			1,726,291
Temporary Cash Investments (3.2%)
Money Market Fund (3.2%)
[1]	Vanguard Market Liquidity Fund, 0.090% (Cost $56,249)	562,489	56,244
Total Investments (100.4%) (Cost $983,445)			1,782,535
Other Assets and Liabilities—Net (-0.4%)			(7,517)
Net Assets (100%)			1,775,018
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.
7

Capital Growth Portfolio
Statement of Assets and Liabilities
As of December 31, 2021
($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $927,196)	1,726,291
Affiliated Issuers (Cost $56,249)	56,244
Total Investments in Securities	1,782,535
Investment in Vanguard	57
Receivables for Accrued Income	1,219
Receivables for Capital Shares Issued	329
Total Assets	1,784,140
Liabilities
Due to Custodian	1
Payables for Investment Securities Purchased	4
Payables to Investment Advisor	659
Payables for Capital Shares Redeemed	8,312
Payables to Vanguard	146
Total Liabilities	9,122
Net Assets	1,775,018
At December 31, 2021, net assets consisted of:

Paid-in Capital	819,424
Total Distributable Earnings (Loss)	955,594
Net Assets	1,775,018

Net Assets
Applicable to 35,016,341 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	1,775,018
Net Asset Value Per Share	$50.69

See accompanying Notes, which are an integral part of the Financial Statements.
8

Capital Growth Portfolio
Statement of Operations

Year Ended December 31, 2021
($000)
Investment Income
Income
Dividends[1]	20,395
Interest[2]	51
Securities Lending—Net	31
Total Income	20,477
Expenses
Investment Advisory Fees—Note B	2,860
The Vanguard Group—Note C
Management and Administrative	3,384
Marketing and Distribution	114
Custodian Fees	73
Auditing Fees	29
Shareholders’ Reports	18
Trustees’ Fees and Expenses	1
Total Expenses	6,479
Net Investment Income	13,998
Realized Net Gain (Loss)
Investment Securities Sold[2,3]	503,934
Foreign Currencies	12
Realized Net Gain (Loss)	503,946
Change in Unrealized Appreciation (Depreciation)
Investment Securities[2]	(119,996)
Foreign Currencies	(24)
Change in Unrealized Appreciation (Depreciation)	(120,020)
Net Increase (Decrease) in Net Assets Resulting from Operations	397,924
1	Dividends are net of foreign withholding taxes of $1,021,000.
2	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the portfolio were $51,000, less than $1,000, $1,000, and ($6,000), respectively. Purchases and sales are for temporary cash investment purposes.
3	Includes $359,607,000 of net gain (loss) resulting from in-kind redemptions.

Statement of Changes in Net Assets

	Year Ended December 31,
	2021 ($000)	2020 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	13,998	22,897
Realized Net Gain (Loss)	503,946	153,694
Change in Unrealized Appreciation (Depreciation)	(120,020)	126,428
Net Increase (Decrease) in Net Assets Resulting from Operations	397,924	303,019
Distributions
Total Distributions	(175,523)	(83,976)
Capital Share Transactions
Issued	196,815	222,798
Issued in Lieu of Cash Distributions	175,523	83,976
Redeemed	(912,117)	(409,141)
Net Increase (Decrease) from Capital Share Transactions	(539,779)	(102,367)
Total Increase (Decrease)	(317,378)	116,676
Net Assets
Beginning of Period	2,092,396	1,975,720
End of Period	1,775,018	2,092,396

See accompanying Notes, which are an integral part of the Financial Statements.
9

Capital Growth Portfolio
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended December 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$45.21	$40.76	$33.49	$35.12	$28.36
Investment Operations
Net Investment Income[1]	.356	.478	.503	.429	.366
Net Realized and Unrealized Gain (Loss) on Investments	8.959	5.768	8.182	(.754)	7.580
Total from Investment Operations	9.315	6.246	8.685	(.325)	7.946
Distributions
Dividends from Net Investment Income	(.480)	(.574)	(.411)	(.315)	(.371)
Distributions from Realized Capital Gains	(3.355)	(1.222)	(1.004)	(.990)	(.815)
Total Distributions	(3.835)	(1.796)	(1.415)	(1.305)	(1.186)
Net Asset Value, End of Period	$50.69	$45.21	$40.76	$33.49	$35.12
Total Return	21.54%	17.47%	26.50%	-1.18%	28.83%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,775	$2,092	$1,976	$1,596	$1,416
Ratio of Total Expenses to Average Net Assets	0.34%	0.34%	0.34%	0.34%	0.36%
Ratio of Net Investment Income to Average Net Assets	0.73%	1.25%	1.37%	1.18%	1.16%
Portfolio Turnover Rate	5%[2]	6%	5%	6%	7%
1	Calculated based on average shares outstanding.
2	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the portfolio’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.
10

Capital Growth Portfolio
Notes to Financial Statements
The Capital Growth Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio's shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the portfolio and thus portfolio performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the portfolio’s pricing time. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities.
Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the portfolio’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The portfolio’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the portfolio’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the portfolio’s financial statements.
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Securities Lending: To earn additional income, the portfolio lends its securities to qualified institutional borrowers. Security loans are subject to termination by the portfolio at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The portfolio further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the portfolio may experience delays and costs in recovering the securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the portfolio is entitled to all distributions made on or in respect of the loaned securities.
11

Capital Growth Portfolio
6. Credit Facilities and Interfund Lending Program: The portfolio and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the portfolio’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the portfolio and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the portfolio may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the portfolio’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended December 31, 2021, the portfolio did not utilize the credit facilities or the Interfund Lending Program.
7. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
B.	PRIMECAP Management Company provides investment advisory services to the portfolio for a fee calculated at an annual percentage rate of average net assets. For the year ended December 31, 2021, the investment advisory fee represented an effective annual basic rate of 0.15% of the portfolio’s average net assets.
C.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the portfolio may invest up to 0.40% of its net assets as capital in Vanguard. At December 31, 2021, the portfolio had contributed to Vanguard capital in the amount of $57,000, representing less than 0.01% of the portfolio’s net assets and 0.02% of Vanguard’s capital received pursuant to the FSA. The portfolio’s trustees and officers are also directors and employees, respectively, of Vanguard.
D.	Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.
12

Capital Growth Portfolio
The following table summarizes the market value of the portfolio’s investments as of December 31, 2021, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks	1,653,552	72,739	—	1,726,291
Temporary Cash Investments	56,244	—	—	56,244
Total	1,709,796	72,739	—	1,782,535
E.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for in-kind redemptions were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	359,607
Total Distributable Earnings (Loss)	(359,607)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	12,145
Undistributed Long-Term Gains	144,323
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	799,126
The tax character of distributions paid was as follows:
	Year Ended December 31,
	2021 Amount ($000)	2020 Amount ($000)
Ordinary Income*	21,857	26,842
Long-Term Capital Gains	153,666	57,134
Total	175,523	83,976
*	Includes short-term capital gains, if any.
As of December 31, 2021, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	983,445
Gross Unrealized Appreciation	867,387
Gross Unrealized Depreciation	(68,297)
Net Unrealized Appreciation (Depreciation)	799,090
F.	During the year ended December 31, 2021, the portfolio purchased $88,181,000 of investment securities and sold $760,893,000 of investment securities, other than temporary cash investments. Purchases and sales include $0 and $549,520,000, respectively, in connection with in-kind purchases and redemptions of the portfolio's capital shares.
13

Capital Growth Portfolio
G.	Capital shares issued and redeemed were:

	Year Ended December 31,
	2021 Shares (000)	2020 Shares (000)

Issued	4,068	5,930
Issued in Lieu of Cash Distributions	3,846	2,763
Redeemed	(19,180)	(10,888)
Net Increase (Decrease) in Shares Outstanding	(11,266)	(2,195)
At December 31, 2021, one shareholder (an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders) was the record or beneficial owner of 56% of the portfolio’s net assets. If this shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio, cause the portfolio to incur higher transaction costs, or lead to the realization of taxable capital gains.
H.	Management has determined that no events or transactions occurred subsequent to December 31, 2021, that would require recognition or disclosure in these financial statements.
14

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Vanguard Variable Insurance Funds and Shareholders of Capital Growth Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Capital Growth Portfolio (one of the portfolios constituting Vanguard Variable Insurance Funds, referred to hereafter as the "Portfolio") as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statement of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 16, 2022
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
15

Special 2021 tax information (unaudited) for corporate shareholders only for Capital Growth Portfolio, a portfolio of Vanguard Variable Insurance Funds
This information for the fiscal year ended December 31, 2021, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.
For corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.
The portfolio distributed $153,666,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.
16

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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 217 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA. Trustee and vice chair of The Shipley School.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the board of directors of Out & Equal (2002–2006), the advisory board of the University of California, Berkeley School of Engineering (2020–present), and the advisory board of Santa Clara University’s Leavey School of Business (2018–present).
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.
Amy Gutmann
Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: adjunct professor of finance at the University of Notre Dame (2020–present). Chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Assistant professor (retired June 2020) of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of superintendence of the Institute for the Works of Religion, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law (2021–present), professor (2020–present), Distinguished Fellow of the Global Financial Markets Center (2020–present), and Rubenstein Fellow (2017–2020) at Duke University. Trustee (2017–present) of Amherst College and member of Amherst College Investment Committee (2019–present). Member of the Regenerative Crisis Response Committee (2020–present).
David A. Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE
1 Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Energy Company (2013–present). Trustee of Common Fund (2019–present).
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.
Executive Officers
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
David Cermak
Born in 1960. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present) of each of the investment companies served by Vanguard. Managing director and head (2017–present) of Vanguard Investments Singapore. Managing director and head (2017–2019) of Vanguard Investments Hong Kong. Representative director and head (2014–2017) of Vanguard Investments Japan.
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
John E. Schadl
Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
John T. Marcante	Lauren Valente
Chris D. Mclsaac

Connect with Vanguard®>vanguard.com
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This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
Source for Bloomberg indexes: Bloomberg Index Services Limited. Copyright 2022, Bloomberg. All rights reserved.
© 2022 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q690CG 022022

Annual Report  |  December 31, 2021
Vanguard Variable Insurance Funds
Conservative Allocation Portfolio

Contents
Your Portfolio’s Performance at a Glance	1
About Your Portfolio's Expenses	2
Performance Summary	3
Financial Statements	5
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your portfolio are spelled out in the prospectus.

Your Portfolio’s Performance at a Glance
•	For the 12 months ended December 31, 2021, the Conservative Allocation Portfolio returned 5.99%, near the 6.23% return of its benchmark, the Conservative Allocation Composite Index. The portfolio posted a return different from that of its benchmark in part because of differences in the timing for rebalancing them to their target allocations.
•	Vaccination programs started in developed countries early on—helping some of the hardest-hit sectors, like hospitality, leisure, and travel, begin to rebound—and more workers returned to the labor force.
•	U.S. and global stocks performed strongly even as new COVID-19 variants spread, inflation surged, and many central banks adopted less accommodative monetary stances. Bond yields rose in much of the developed world, however, including in the U.S.
•	The portfolio targets an asset allocation of approximately 60% bonds and 40% stocks through these holdings: Vanguard Variable Insurance Funds Total Bond Market Index Portfolio and Equity Index Portfolio and AdmiralTM Shares of Vanguard Total International Bond Index Fund, Vanguard Total International Stock Index Fund, and Vanguard Extended Market Index Fund.
•	The Equity Index Portfolio helped performance most, returning 28.55%; the Extended Market Index Fund returned 12.45%. The Total International Bond Index Fund returned –2.22%, the Total Bond Market Index Portfolio –1.72%, and the Total International Stock Index Fund 8.62%.
•	The portfolio recorded an average annual return of 7.16% for the 10 years ended December 31, in line with its benchmark average of 7.37%.
•	Please note that the portfolio’s returns are different from those in Vanguard Variable Annuity (and other plans that invest in the portfolio), which take into account insurance-related expenses.
Market Barometer
	Average Annual Total Returns Periods Ended December 31, 2021
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	26.45%	26.21%	18.43%
Russell 2000 Index (Small-caps)	14.82	20.02	12.02
Russell 3000 Index (Broad U.S. market)	25.66	25.79	17.97
FTSE All-World ex US Index (International)	8.36	13.66	9.89
Bonds
Bloomberg U.S. Aggregate Bond Index (Broad taxable market)	-1.54%	4.79%	3.57%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	1.52	4.73	4.17
FTSE Three-Month U.S. Treasury Bill Index	0.05	0.95	1.11
CPI
Consumer Price Index	7.04%	3.53%	2.92%
1

About Your Portfolio’s Expenses
As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.
A typical portfolio‘s expenses are expressed as a percentage of its average net assets. The Conservative Allocation Portfolio has no direct expenses, but bears its proportionate share of the costs for the underlying funds in which it invests. These indirect expenses make up the acquired fund fees and expenses, also expressed as a percentage of average net assets. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs were calculated using the acquired fund fees and expenses for the Conservative Allocation Portfolio.
The accompanying table illustrates your portfolio’s costs in two ways:
•	Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio‘s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the portfolio’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your portfolio’s current prospectus.
Six Months Ended December 31, 2021
Conservative Allocation Portfolio	Beginning Account Value 6/30/2021	Ending Account Value 12/31/2021	Expenses Paid During Period
Based on Actual Portfolio Return	$1,000.00	$1,019.60	$0.66
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.55	0.66
The calculations are based on acquired fund fees and expenses for the most recent six-month period. The underlying portfolio's annualized expense figure for that period is 0.13%. The dollar amounts shown as ”Expenses Paid” are equal to the annualized average weighted expense ratio for the underlying funds multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).
2

Conservative Allocation Portfolio
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.
Cumulative Performance: December 31, 2011, Through December 31, 2021
Initial Investment of $10,000
		Average Annual Total Returns Periods Ended December 31, 2021
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Conservative Allocation Portfolio	5.99%	8.09%	7.16%	$19,969
Conservative Allocation Composite Index	6.23	8.31	7.37	20,365
Dow Jones U.S. Total Stock Market Float Adjusted Index	25.66	17.92	16.24	45,050
Conservative Allocation Composite Index: Weighted 42% Bloomberg U.S. Aggregate Float Adjusted Index, 24% S&P Total Market Index, 18% Bloomberg Global Aggregate ex-USD Float Adjusted RIC Capped Index (USD Hedged), and 16% FTSE Global All Cap ex US Index as of April 1, 2017. Weighted 48% Bloomberg U.S. Aggregate Float Adjusted Index, 28% S&P Total Market Index, 12% Bloomberg Global Aggregate ex-USD Float Adjusted RIC Capped Index (USD Hedged), and 12% FTSE Global All Cap ex US Index through March 31, 2017. Previously, the composite was weighted 60% Bloomberg U.S. Aggregate Float Adjusted Index, 28% S&P Total Market Index, and 12% MSCI ACWI ex USA IMI Index through June 2, 2013.
See Financial Highlights for dividend and capital gains information.
3

Conservative Allocation Portfolio
Underlying Vanguard Funds
As of December 31, 2021
Vanguard Variable Insurance Funds—Total Bond Market Index Portfolio	41.7%
Vanguard Variable Insurance Funds—Equity Index Portfolio	20.2
Vanguard Total International Bond Index Fund Admiral Shares	17.7
Vanguard Total International Stock Index Fund Admiral Shares	16.3
Vanguard Extended Market Index Fund Admiral Shares	4.1
The table reflects the portfolio's investments, except for short-term investments.
4

Conservative Allocation Portfolio
Financial Statements
Schedule of Investments
As of December 31, 2021
The portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The portfolio’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
	Shares	Market Value• ($000)
Investment Companies (100.0%)
U.S. Stock Funds (24.3%)
Vanguard Variable Insurance Funds—Equity Index Portfolio	1,692,599	110,814
Vanguard Extended Market Index Fund Admiral Shares	161,383	22,384
		133,198
International Stock Fund (16.3%)
Vanguard Total International Stock Index Fund Admiral Shares	2,621,497	89,655
U.S. Bond Fund (41.7%)
Vanguard Variable Insurance Funds—Total Bond Market Index Portfolio	18,704,963	228,574
International Bond Fund (17.7%)
Vanguard Total International Bond Index Fund Admiral Shares	4,406,794	97,214
Total Investment Companies (Cost $495,077)		548,641
Temporary Cash Investments (0.0%)
Money Market Fund (0.0%)
[1] Vanguard Market Liquidity Fund, 0.090% (Cost $24)	235	24
Total Investments (100.0%) (Cost $495,101)		548,665
Other Assets and Liabilities—Net (0.0%)		53
Net Assets (100%)		548,718
Cost is in $000.
•	See Note A in Notes to Financial Statements.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.
5

Conservative Allocation Portfolio
Statement of Assets and Liabilities
As of December 31, 2021
($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value—Affiliated Funds (Cost $495,101)	548,665
Receivables for Capital Shares Issued	139
Total Assets	548,804
Liabilities
Payables for Investment Securities Purchased	23
Payables for Capital Shares Redeemed	63
Total Liabilities	86
Net Assets	548,718
At December 31, 2021, net assets consisted of:

Paid-in Capital	462,765
Total Distributable Earnings (Loss)	85,953
Net Assets	548,718

Net Assets
Applicable to 19,188,628 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	548,718
Net Asset Value Per Share	$28.60
See accompanying Notes, which are an integral part of the Financial Statements.
6

Conservative Allocation Portfolio
Statement of Operations

Year Ended December 31, 2021
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	11,746
Net Investment Income—Note B	11,746
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	6,600
Affiliated Funds Sold	14,408
Futures Contracts	(7)
Realized Net Gain (Loss)	21,001
Change in Unrealized Appreciation (Depreciation) from Affiliated Funds	(1,465)
Net Increase (Decrease) in Net Assets Resulting from Operations	31,282
See accompanying Notes, which are an integral part of the Financial Statements.
7

Conservative Allocation Portfolio
Statement of Changes in Net Assets

	Year Ended December 31,
	2021 ($000)	2020 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	11,746	8,697
Realized Net Gain (Loss)	21,001	18,182
Change in Unrealized Appreciation (Depreciation)	(1,465)	26,569
Net Increase (Decrease) in Net Assets Resulting from Operations	31,282	53,448
Distributions
Total Distributions	(26,291)	(16,480)
Capital Share Transactions
Issued	80,224	97,832
Issued in Lieu of Cash Distributions	26,291	16,480
Redeemed	(84,112)	(54,776)
Net Increase (Decrease) from Capital Share Transactions	22,403	59,536
Total Increase (Decrease)	27,394	96,504
Net Assets
Beginning of Period	521,324	424,820
End of Period	548,718	521,324
See accompanying Notes, which are an integral part of the Financial Statements.
8

Conservative Allocation Portfolio
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended December 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$28.40	$26.53	$24.02	$25.84	$24.22
Investment Operations
Net Investment Income[1]	.613	.499	.660	.581	.592
Capital Gain Distributions Received[1]	.345	.123	.117	.100	.203
Net Realized and Unrealized Gain (Loss) on Investments	.664	2.266	2.921	(1.417)	1.769
Total from Investment Operations	1.622	2.888	3.698	(.736)	2.564
Distributions
Dividends from Net Investment Income	(.440)	(.631)	(.585)	(.519)	(.500)
Distributions from Realized Capital Gains	(.982)	(.387)	(.603)	(.565)	(.444)
Total Distributions	(1.422)	(1.018)	(1.188)	(1.084)	(.944)
Net Asset Value, End of Period	$28.60	$28.40	$26.53	$24.02	$25.84
Total Return	5.99%	11.73%	15.83%	-2.98%	10.89%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$549	$521	$425	$321	$306
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.13%	0.13%	0.13%	0.13%	0.14%
Ratio of Net Investment Income to Average Net Assets	2.17%	1.90%	2.61%	2.33%	2.38%
Portfolio Turnover Rate	12%	27%	10%	18%	19%
1	Calculated based on average shares outstanding.
See accompanying Notes, which are an integral part of the Financial Statements.
9

Conservative Allocation Portfolio
Notes to Financial Statements
The Conservative Allocation Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio follows a balanced investment strategy by investing in selected Vanguard funds and portfolios to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund and portfolio are available at www.vanguard.com. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.
Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the portfolio and thus portfolio performance.
A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.
1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.
2. Futures Contracts: The portfolio uses stock and bond futures contracts to a limited extent, with the objectives of maintaining full exposure to the market and maintaining its target asset allocation. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of investments held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the portfolio trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended December 31, 2021, the portfolio’s average investments in long and short futures contracts represented 0% and less than 1% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period. The portfolio had no open futures contracts at December 31, 2021.
3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The portfolio’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the portfolio’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the portfolio’s financial statements.
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Credit Facilities and Interfund Lending Program: The portfolio and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the portfolio’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and borne by the funds in which the portfolio invests (see Note B). Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate
10

Conservative Allocation Portfolio
rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternative rate agreed to by the portfolio and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the portfolio may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the portfolio’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended December 31, 2021, the portfolio did not utilize the credit facilities or the Interfund Lending Program.
6. Other: Income and capital gain distributions received are recorded on the ex-dividend date.
Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
B.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the portfolio and all other expenses incurred by the portfolio during the period ended December 31, 2021, were borne by the underlying Vanguard funds in which the portfolio invests. The portfolio’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.
C.  Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.
At December 31, 2021, 100% of the market value of the portfolio's investments was determined based on Level 1 inputs.
D.  Permanent differences between book-basis and tax-basis components of net assets, if any, are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share.
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	12,252
Undistributed Long-Term Gains	20,137
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	53,564
11

Conservative Allocation Portfolio
The tax character of distributions paid was as follows:
	Year Ended December 31,
	2021 Amount ($000)	2020 Amount ($000)
Ordinary Income*	12,555	10,780
Long-Term Capital Gains	13,736	5,700
Total	26,291	16,480
*	Includes short-term capital gains, if any.
As of December 31, 2021, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	495,101
Gross Unrealized Appreciation	59,183
Gross Unrealized Depreciation	(5,619)
Net Unrealized Appreciation (Depreciation)	53,564
E.  Capital shares issued and redeemed were:
	Year Ended December 31,
	2021 Shares (000)	2020 Shares (000)

Issued	2,842	3,717
Issued in Lieu of Cash Distributions	970	708
Redeemed	(2,981)	(2,083)
Net Increase (Decrease) in Shares Outstanding	831	2,342
At December 31, 2021, one shareholder (an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders) was the record or beneficial owner of 80% of the portfolio’s net assets. If this shareholder were to redeem its investment in the portfolio, the redemption might lead to the realization of taxable capital gains.
12

Conservative Allocation Portfolio
F.  Transactions during the period in affiliated underlying Vanguard funds were as follows:
		Current Period Transactions
	Dec. 31, 2020 Market Value ($000)	Purchases at Cost ($000)	Proceeds from Securities Sold ($000)	Realized Net Gain (Loss) ($000)	Change in Unrealized App. (Dep.) ($000)	Income ($000)	Capital Gain Distributions Received ($000)	Dec. 31, 2021 Market Value ($000)
Vanguard Extended Market Index Fund	22,371	1,647	4,200	2,237	329	257	—	22,384
Vanguard Market Liquidity Fund	—	NA1	NA1	—	—	—	—	24
Vanguard Total International Bond Index Fund	93,189	14,447	4,809	382	(5,995)	2,857	628	97,214
Vanguard Total International Stock Index Fund	83,706	12,244	10,971	2,596	2,080	2,615	—	89,655
Vanguard Variable Insurance Funds—Equity Index Portfolio	103,195	12,634	26,597	8,683	12,899	1,376	4,111	110,814
Vanguard Variable Insurance Funds—Total Bond Market Index Portfolio	218,670	37,253	17,081	510	(10,778)	4,641	1,861	228,574
Total	521,131	78,225	63,658	14,408	(1,465)	11,746	6,600	548,665
1	Not applicable—purchases and sales are for temporary cash investment purposes.
G.  Management has determined that no events or transactions occurred subsequent to December 31, 2021, that would require recognition or disclosure in these financial statements.
13

Report of Independent Registered
Public Accounting Firm
To the Board of Trustees of Vanguard Variable Insurance Funds and Shareholders of Conservative Allocation Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Conservative Allocation Portfolio (one of the portfolios constituting Vanguard Variable Insurance Funds, referred to hereafter as the "Portfolio") as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statement of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 16, 2022
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
14

Special 2021 tax information (unaudited) for corporate shareholders only for Conservative Allocation Portfolio, a portfolio of Vanguard Variable Insurance Funds
This information for the fiscal year ended December 31, 2021, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.
The portfolio distributed $13,736,000 as capital gain dividend (20% rate gain distributions) to shareholders during the fiscal year.
For corporate shareholders, 11.7% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.
The portfolio designates to shareholders foreign source income of $3,461,000 and foreign taxes paid of $173,000. Shareholders will receive more detailed information with their Form 1099-DIV in January 2022 to determine the calendar-year amounts to be included on their 2021 tax returns.
15

"Bloomberg®," Bloomberg U.S. Aggregate Float Adjusted Index, and Bloomberg Global Aggregate ex-USD Float Adjusted RIC Capped Index (USD Hedged) are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (BISL), the administrator of the index (collectively, Bloomberg), and have been licensed for use for certain purposes by The Vanguard Group, Inc. (Vanguard).
The Conservative Allocation Portfolio is not sponsored, endorsed, sold or promoted by Bloomberg. Bloomberg does not make any representation or warranty, express or implied, to the owners of or counterparties to the Conservative Allocation Portfolio or any member of the public regarding the advisability of investing in securities generally or in the Conservative Allocation Portfolio particularly. The only relationship of Bloomberg to Vanguard is the licensing of certain trademarks, trade names and service marks and of the Bloomberg U.S. Aggregate Float Adjusted Index and Bloomberg Global Aggregate ex-USD Float Adjusted RIC Capped Index (USD Hedged) (the Indices), which are determined, composed and calculated by BISL without regard to Vanguard or the Conservative Allocation Portfolio. Bloomberg has no obligation to take the needs of Vanguard or the owners of the Conservative Allocation Portfolio into consideration in determining, composing or calculating the Indices. Bloomberg is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Conservative Allocation Portfolio to be issued. Bloomberg shall not have any obligation or liability, including, without limitation, to Conservative Allocation Portfolio customers, in connection with the administration, marketing or trading of the Conservative Allocation Portfolio.
BLOOMBERG DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDICES OR ANY DATA RELATED THERETO AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. BLOOMBERG DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY VANGUARD, OWNERS OF THE CONSERVATIVE ALLOCATION PORTFOLIO OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDICES OR ANY DATA RELATED THERETO. BLOOMBERG DOES NOT MAKE ANY EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDICES OR ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, TO THE MAXIMUM EXTENT ALLOWED BY LAW, BLOOMBERG, ITS LICENSORS, AND ITS AND THEIR RESPECTIVE EMPLOYEES, CONTRACTORS, AGENTS, SUPPLIERS, AND VENDORS SHALL HAVE NO LIABILITY OR RESPONSIBILITY WHATSOEVER FOR ANY INJURY OR DAMAGES—WHETHER DIRECT, INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR OTHERWISE—ARISING IN CONNECTION WITH THE CONSERVATIVE ALLOCATION PORTFOLIO OR THE INDICES OR ANY DATA OR VALUES RELATING THERETO—WHETHER ARISING FROM THEIR NEGLIGENCE OR OTHERWISE, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.
© 2022 Bloomberg.
Used with Permission. Source: Bloomberg Index Services Limited. Copyright 2022, Bloomberg. All rights reserved.
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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 217 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA. Trustee and vice chair of The Shipley School.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the board of directors of Out & Equal (2002–2006), the advisory board of the University of California, Berkeley School of Engineering (2020–present), and the advisory board of Santa Clara University’s Leavey School of Business (2018–present).
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.
Amy Gutmann
Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: adjunct professor of finance at the University of Notre Dame (2020–present). Chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Assistant professor (retired June 2020) of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of superintendence of the Institute for the Works of Religion, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law (2021–present), professor (2020–present), Distinguished Fellow of the Global Financial Markets Center (2020–present), and Rubenstein Fellow (2017–2020) at Duke University. Trustee (2017–present) of Amherst College and member of Amherst College Investment Committee (2019–present). Member of the Regenerative Crisis Response Committee (2020–present).

1 Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

David A. Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company (2013–present). Trustee of Common Fund (2019–present).
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.
Executive Officers
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
David Cermak
Born in 1960. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present) of each of the investment companies served by Vanguard. Managing director and head (2017–present) of Vanguard Investments Singapore. Managing director and head (2017–2019) of Vanguard Investments Hong Kong. Representative director and head (2014–2017) of Vanguard Investments Japan.
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
John E. Schadl
Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
John T. Marcante	Lauren Valente
Chris D. McIsaac

Connect with Vanguard®>vanguard.com
Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing > 800-749-7273
This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your portfolio on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
© 2022 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q690CA 022022

Annual Report   |   December 31, 2021
Vanguard Variable Insurance Funds
Diversified Value Portfolio

Contents
Your Portfolio’s Performance at a Glance	1
Advisors' Report	2
About Your Portfolio’s Expenses	4
Performance Summary	5
Financial Statements	7
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your portfolio are spelled out in the prospectus.

Your Portfolio’s Performance at a Glance
•	For the 12 months ended December 31, 2021, the Diversified Value Portfolio returned 30.47%, well ahead of the 25.16% return of its benchmark, the Russell 1000 Value Index.
•	The global economy continued to heal throughout 2021. Vaccination programs started rolling out in developed countries shortly after the period began, helping some of the hardest-hit sectors such as hospitality, leisure, and travel begin to rebound, and more workers returned to the labor force. Stocks as a whole performed strongly even with the spread of new COVID-19 variants, a surge in inflation, and many central banks adopting less accommodative monetary stances.
•	Value stocks outperformed growth stocks by a wide margin for the 12 months. The broad U.S. stock market, as measured by the CRSP US Total Market Index, returned 25.72%.
•	The advisor’s holdings in communication services contributed most to relative performance. Stock selection in information technology provided a boost, as did an underweight to utilities. Consumer discretionary, industrials, and real estate weighed the most on relative performance.
•	Please note that the portfolio’s returns are different from those in Vanguard Variable Annuity (and other plans that invest in the portfolio), which take into account insurance-related expenses.
Market Barometer
Average Annual Total Returns Periods Ended December 31, 2021
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	26.45%	26.21%	18.43%
Russell 2000 Index (Small-caps)	14.82	20.02	12.02
Russell 3000 Index (Broad U.S. market)	25.66	25.79	17.97
FTSE All-World ex US Index (International)	8.36	13.66	9.89
Bonds
Bloomberg U.S. Aggregate Bond Index (Broad taxable market)	-1.54%	4.79%	3.57%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	1.52	4.73	4.17
FTSE Three-Month U.S. Treasury Bill Index	0.05	0.95	1.11
CPI
Consumer Price Index	7.04%	3.53%	2.92%
1

Advisors’ Report
The Diversified Value Portfolio returned 30.47% for the 12 months ended December 31, 2021. It surpassed the 25.16% return of its benchmark, the Russell 1000 Value Index.
The portfolio is overseen by two independent advisors, a strategy that enhances its diversification by providing exposure to distinct yet complementary investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.
The advisors, the amount and percentage of the portfolio’s assets each manages, and brief descriptions of their investment strategies are presented in the accompanying table. Each advisor has also prepared a discussion of the investment environment that existed during the period and of the effect it had on the portfolio’s positioning. These reports were prepared on January 12, 2022.
Lazard Asset Management LLC
Portfolio Managers
Andrew Lacey, Deputy Chairman
Ronald Temple, Managing Director
Our U.S. equity select strategy is based on the relationship between valuation and financial productivity. We have identified and empirically validated two sources of alpha, which we focus on exclusively:
•	Compounders: Our analysis indicates these companies can sustain very high levels of financial productivity for longer than the market expects, and their share price does not reflect this sustainability. We typically invest 60% to 80% of our capital in Compounders.
•	Improvers: We believe companies can improve returns, but investors often are too optimistic about the probability of success. Our research indicates that companies that improve their returns on capital materially outperform the broad market. We typically invest 20% to 40% of our capital in Improvers.
Over the past year, equity markets have been very strong. During this time, our strategy outperformed both its broad benchmark (Standard & Poor's 500 Index) and its value-based benchmark (Russell 1000 Value Index). Results over the past year were largely driven by the Compounder component of our portfolio, as the highest-quality companies in the market continued to expand their competitive advantages. However, our strategy’s Improver allocation also contributed as we identified companies that were able to increase their financial productivity during this period of uncertainty.
Over the past 12 months, we moderately reduced capital in our strategy’s information technology and financial holdings as some stocks moved toward their base-case scenarios. Conversely, we added capital in the health care and industrial sectors as we found attractive opportunities in both Compounders and Improvers. The portfolio’s weight in Compounders remained in the middle of the target range of 60% to 80% of our strategy’s capital throughout the year. We believe this is appropriate given the continued economic uncertainty. Over the past year, we have seen valuations expand further in a small group of companies with strong growth characteristics. Regardless, we continue to remain disciplined, focusing on the level and trajectory of a company’s financial productivity relative to its valuation.
For investors, 2022 offers several puts and takes. Growth is likely to be strong, but inflation will likely be uncomfortably high. Monetary policy will remain accommodative but decreasingly so throughout the year, with rate hikes increasingly likely in the second half. Fiscal policy will also be stimulative, but less so as the year progresses. Our research has shown that Compounders tend to outperform the market through the cycle. We have also found that Improvers outperform, but that these stories are less common than one might expect. As such, we expect that, although higher inflation and discount rates will present a valuation headwind to the broad market, companies generating high, sustainable returns are less likely to face pressure than those that are dependent on more speculative cash flow coming in the distant future. This changing market paradigm should benefit quality and cyclical recovery stories while disadvantaging more speculative growth stocks and money-losing companies that depend on cheap, loose financing.
Hotchkis and Wiley Capital Management, LLC
Portfolio Managers
George H. Davis, Jr.,
Chief Executive Officer
Scott McBride, CFA,
President
The S&P 500 Index returned 28.71% for the period, closing just shy of its all-time high. Supporting this advance were corporate earnings that far outpaced expectations and interest rates that remained historically low. The economic backdrop has been decidedly positive, though marginally less so as the year progressed. The unemployment rate declined to 4.2% in December 2021, its lowest level since the pandemic began. Consumer prices rose at the fastest pace in 40 years, fueled by a combination of strong demand for goods and labor, with shortages of both.
The pandemic’s direction has influenced capital markets significantly: Decreases in new COVID cases have coincided with higher interest rates and value outperforming growth, while increases in new cases have had the opposite effect. Value outperformed growth early in the year by a wide margin, but growth outperformed later in the year concurrent with the spread of the Delta and Omicron variants.
2

The portfolio outperformed the Russell 1000 Value Index by a considerable margin in 2021. Overweight positions and positive stock selection in the energy and financial sectors led the outperformance, along with positive stock selection in communication services; the underweight in real estate was the largest detractor over the year. While many of the underlying holdings have changed, we continue to see significant value in many of the same sectors, and positioning going into 2022 remains similar. The portfolio would benefit from an ongoing economic recovery, and certain sectors such as financials could be helped by the prospect of higher interest rates.
Neither inflation nor the pandemic appeared to thwart corporate earnings, as companies were able to defend profit margins despite rising input prices. Expected earnings for the Russell 1000 Value Index grew 31% over the course of the year, based on FY1 consensus earnings estimates from Bloomberg, compared to 21% for the Russell 1000 Growth Index. More cyclical companies had much improved results from the depressed base of 2020. Despite this, the growth index slightly outperformed; its P/E ratio expanded by 7% while the P/E ratio for the value index contracted by 5%. This widened an already bloated valuation gap between growth and value. Going back to the mid-1990s, the gap in forward P/Es between the two indexes has been wider only 4% of the time—all during the peak of the tech bubble. Large segments of today’s equity market exhibit valuations that seem unjustifiable given the lack of underlying profitability. Speculation has been prevalent: We’ve seen the meme stock phenomenon, the IPO/SPAC market has been robust, and the broad equity market is heavily concentrated.
Inflationary pressures appear to be more enduring than many pundits originally believed. The FOMC acknowledged inflation risk in its most recent meeting by taking a more hawkish tone, signaling an acceleration of its tapering program and perhaps even a rate hike in the reasonably near future. We would expect the full yield curve to steepen going forward. Earlier in 2021, the inflationary environment compromised high-flying growth stocks and favored value. We would expect more of this dynamic in 2022, perhaps contingent on pandemic developments.
Having endured such cycles in the past serves as invaluable learning experience as we look forward. We will not be tempted to change our approach because our style goes through stints of being out of favor or due to a fear of missing out. We believe that continuous learning and improvement are essential traits of investment success. An unwavering adherence to our core competency—purchasing quality businesses with strong balance sheets and astute corporate governance at considerable discounts to intrinsic value—is also essential.
Diversified Value Portfolio Investment Advisors

	Portfolio Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Lazard Asset Management LLC	59	722	Employs a relative-value approach that seeks a combination of attractive valuation and high financial productivity. The process is research-driven, relying upon bottom-up stock analysis performed by the firm’s global sector analysts.
Hotchkis and Wiley Capital Management, LLC	39	477	Uses a disciplined investment approach, focusing on such investment parameters as a company’s tangible assets, sustainable cash flow, and potential for improving business performance.
Cash Investments	2	30	These short-term reserves are invested by Vanguard in equity index products to simulate investment in stocks. Each advisor may also maintain a modest cash position.
3

About Your Portfolio’s Expenses
As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio's gross income, directly reduce the investment return of the portfolio.
A portfolio's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your portfolio's costs in two ways:
•	Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the portfolio's actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio's costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio's actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the portfolio's expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your portfolio's current prospectus.
Six Months Ended December 31, 2021
Diversified Value Portfolio	Beginning Account Value 6/30/2021	Ending Account Value 12/31/2021	Expenses Paid During Period
Based on Actual Portfolio Return	$1,000.00	$1,083.20	$1.47
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.79	1.43
The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.28%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).
4

Diversified Value Portfolio
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio's returns would be lower.
Cumulative Performance: December 31, 2011, Through December 31, 2021
Initial Investment of $10,000
		Average Annual Total Returns Periods Ended December 31, 2021
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Diversified Value Portfolio	30.47%	13.52%	13.15%	$34,393
Russell 1000 Value Index	25.16	11.16	12.97	33,846
Dow Jones U.S. Total Stock Market Float Adjusted Index	25.66	17.92	16.24	45,050
See Financial Highlights for dividend and capital gains information.
5

Diversified Value Portfolio
Portfolio Allocation
As of December 31, 2021
Communication Services	8.4%
Consumer Discretionary	11.2
Consumer Staples	5.0
Energy	6.5
Financials	19.4
Health Care	16.6
Industrials	9.8
Information Technology	19.9
Materials	0.6
Real Estate	1.4
Utilities	1.2
The table reflects the portfolio’s investments, except for short-term investments and derivatives. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.
Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
6

Diversified Value Portfolio
Financial Statements
Schedule of Investments
As of December 31, 2021
The portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The portfolio’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (94.6%)
Communication Services (8.0%)
*	Alphabet Inc. Class A	21,368	61,904
*	Discovery Inc. Class C	394,479	9,034
*	Walt Disney Co.	50,650	7,845
	News Corp. Class A	258,744	5,773
	Comcast Corp. Class A	111,438	5,609
	Vodafone Group plc ADR	368,149	5,496
	Omnicom Group Inc.	29,391	2,153
			97,814
Consumer Discretionary (10.6%)
*	Amazon.com Inc.	8,604	28,689
	McDonald's Corp.	62,182	16,669
*	General Motors Co.	232,383	13,625
	Dollar General Corp.	52,837	12,460
	Lowe's Cos. Inc.	46,332	11,976
	Home Depot Inc.	26,725	11,091
	Magna International Inc.	119,175	9,646
	Starbucks Corp.	81,271	9,506
*	Aptiv plc	24,303	4,009
	Ross Stores Inc.	30,841	3,524
*	Booking Holdings Inc.	1,400	3,359
*	Goodyear Tire & Rubber Co.	109,808	2,341
*	Adient plc	41,837	2,003
	Harley-Davidson Inc.	49,317	1,859
			130,757
Consumer Staples (4.7%)
	Procter & Gamble Co.	85,685	14,016
	Coca-Cola Co.	216,386	12,812
	Sysco Corp.	113,270	8,898
	Unilever plc ADR	135,493	7,288
	PepsiCo Inc.	31,797	5,524
	Mondelez International Inc. Class A	69,919	4,636
	Colgate-Palmolive Co.	54,086	4,616
			57,790
Energy (6.1%)
	ConocoPhillips	218,994	15,807
	Marathon Oil Corp.	851,287	13,978
	APA Corp.	305,253	8,208
	Hess Corp.	104,212	7,715
	Royal Dutch Shell plc Class A ADR	170,636	7,406
	NOV Inc.	379,315	5,140
	Halliburton Co.	203,879	4,663
	Schlumberger NV	101,700	3,046
	Cenovus Energy Inc.	200,500	2,462
	Baker Hughes Co. Class A	102,000	2,454
	Marathon Petroleum Corp.	37,943	2,428
	Murphy Oil Corp.	66,740	1,742
			75,049
Financials (18.4%)
	Bank of America Corp.	664,958	29,584
	Intercontinental Exchange Inc.	190,339	26,033
	Citigroup Inc.	369,753	22,329
	Wells Fargo & Co.	464,333	22,279
	American International Group Inc.	365,302	20,771
		Shares	Market Value• ($000)
	American Express Co.	112,666	18,432
	PNC Financial Services Group Inc.	69,607	13,958
	Marsh & McLennan Cos. Inc.	74,233	12,903
	Bank of New York Mellon Corp.	142,734	8,290
*	Berkshire Hathaway Inc. Class B	24,800	7,415
	Goldman Sachs Group Inc.	19,290	7,379
	Travelers Cos. Inc.	43,282	6,771
	Citizens Financial Group Inc.	119,661	5,654
	Commerce Bancshares Inc.	79,493	5,464
	Hartford Financial Services Group Inc.	78,800	5,440
	Credit Suisse Group AG ADR	484,400	4,670
	CIT Group Inc.	73,752	3,786
	State Street Corp.	23,210	2,159
	Equitable Holdings Inc.	65,264	2,140
			225,457
Health Care (15.7%)
	Johnson & Johnson	159,289	27,250
	Medtronic plc	233,821	24,189
	Thermo Fisher Scientific Inc.	24,911	16,622
	Anthem Inc.	35,781	16,586
	Danaher Corp.	45,717	15,041
	Humana Inc.	27,835	12,912
	UnitedHealth Group Inc.	23,874	11,988
	Zoetis Inc.	42,834	10,453
*	IQVIA Holdings Inc.	31,163	8,792
*	Boston Scientific Corp.	200,687	8,525
	CVS Health Corp.	67,800	6,994
*	Centene Corp.	79,060	6,515
	GlaxoSmithKline plc ADR	145,316	6,408
*	Laboratory Corp. of America Holdings	15,910	4,999
	Sanofi ADR	75,064	3,761
*	Vertex Pharmaceuticals Inc.	15,633	3,433
	Zimmer Biomet Holdings Inc.	24,011	3,050
	HCA Healthcare Inc.	11,700	3,006
	Bristol-Myers Squibb Co.	38,500	2,400
			192,924
Industrials (9.3%)
	General Electric Co.	211,652	19,995
	Honeywell International Inc.	92,746	19,338
	FedEx Corp.	63,110	16,323
	Norfolk Southern Corp.	47,719	14,206
	Waste Management Inc.	67,685	11,297
	CNH Industrial NV	471,534	9,162
	Cummins Inc.	25,351	5,530
	Caterpillar Inc.	23,738	4,908
	Raytheon Technologies Corp.	54,200	4,664
	PACCAR Inc.	50,520	4,459
*	Southwest Airlines Co.	56,400	2,416
*	Fluor Corp.	64,750	1,604
			113,902
		Shares	Market Value• ($000)
Information Technology (18.8%)
	Microsoft Corp.	194,710	65,485
	Cisco Systems Inc.	333,540	21,136
	Visa Inc. Class A	90,735	19,663
	Analog Devices Inc.	73,237	12,873
	Texas Instruments Inc.	63,433	11,955
*	F5 Inc.	45,700	11,183
*	salesforce.com Inc.	41,845	10,634
	Accenture plc Class A	25,165	10,432
	Amphenol Corp. Class A	106,209	9,289
	Oracle Corp.	86,764	7,567
	Corning Inc.	163,030	6,070
*	Adobe Inc.	10,285	5,832
	TE Connectivity Ltd.	35,960	5,802
	Hewlett Packard Enterprise Co.	341,807	5,390
*	Palo Alto Networks Inc.	8,750	4,872
	Fidelity National Information Services Inc.	44,059	4,809
	Telefonaktiebolaget LM Ericsson ADR	403,915	4,391
	CDW Corp.	20,897	4,279
	Applied Materials Inc.	24,703	3,887
	Cognizant Technology Solutions Corp. Class A	33,200	2,946
	Micron Technology Inc.	28,300	2,636
			231,131
Materials (0.5%)
	Avery Dennison Corp.	22,171	4,802
	International Paper Co.	37,197	1,747
			6,549
Real Estate (1.3%)
	Prologis Inc.	97,857	16,475
Utilities (1.2%)
	PPL Corp.	397,555	11,951
	Southern Co.	36,123	2,477
			14,428
Total Common Stocks (Cost $893,397)			1,162,276
Temporary Cash Investments (5.2%)
Money Market Fund (5.2%)
[1]	Vanguard Market Liquidity Fund, 0.090% (Cost $64,254)	642,542	64,248
Total Investments (99.8%) (Cost $957,651)			1,226,524
Other Assets and Liabilities—Net (0.2%)			2,210
Net Assets (100%)			1,228,734
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
ADR—American Depositary Receipt.
7

Diversified Value Portfolio

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	March 2022	126	29,979	613

See accompanying Notes, which are an integral part of the Financial Statements.
8

Diversified Value Portfolio
Statement of Assets and Liabilities
As of December 31, 2021
($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $893,397)	1,162,276
Affiliated Issuers (Cost $64,254)	64,248
Total Investments in Securities	1,226,524
Investment in Vanguard	39
Cash Collateral Pledged—Futures Contracts	1,451
Receivables for Accrued Income	988
Receivables for Capital Shares Issued	485
Total Assets	1,229,487
Liabilities
Due to Custodian	44
Payables for Investment Securities Purchased	5
Payables to Investment Advisor	364
Payables for Capital Shares Redeemed	168
Payables to Vanguard	85
Variation Margin Payable—Futures Contracts	87
Total Liabilities	753
Net Assets	1,228,734
At December 31, 2021, net assets consisted of:

Paid-in Capital	846,115
Total Distributable Earnings (Loss)	382,619
Net Assets	1,228,734

Net Assets
Applicable to 70,404,984 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	1,228,734
Net Asset Value Per Share	$17.45

See accompanying Notes, which are an integral part of the Financial Statements.
9

Diversified Value Portfolio
Statement of Operations

Year Ended December 31, 2021
($000)
Investment Income
Income
Dividends[1]	15,895
Interest[2]	49
Securities Lending—Net	10
Total Income	15,954
Expenses
Investment Advisory Fees—Note B
Basic Fee	1,299
Performance Adjustment	60
The Vanguard Group—Note C
Management and Administrative	1,679
Marketing and Distribution	60
Custodian Fees	20
Auditing Fees	29
Shareholders’ Reports	8
Trustees’ Fees and Expenses	—
Total Expenses	3,155
Net Investment Income	12,799
Realized Net Gain (Loss)
Investment Securities Sold[2]	92,555
Futures Contracts	9,111
Realized Net Gain (Loss)	101,666
Change in Unrealized Appreciation (Depreciation)
Investment Securities[2]	169,376
Futures Contracts	(128)
Change in Unrealized Appreciation (Depreciation)	169,248
Net Increase (Decrease) in Net Assets Resulting from Operations	283,713
1	Dividends are net of foreign withholding taxes of $107,000.
2	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the portfolio were $48,000, ($1,000), $1,000, and ($6,000), respectively. Purchases and sales are for temporary cash investment purposes.

Statement of Changes in Net Assets

	Year Ended December 31,
	2021 ($000)	2020 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	12,799	14,217
Realized Net Gain (Loss)	101,666	16,081
Change in Unrealized Appreciation (Depreciation)	169,248	61,908
Net Increase (Decrease) in Net Assets Resulting from Operations	283,713	92,206
Distributions
Total Distributions	(28,403)	(170,717)
Capital Share Transactions
Issued	192,120	95,482
Issued in Lieu of Cash Distributions	28,402	170,717
Redeemed	(198,338)	(210,173)
Net Increase (Decrease) from Capital Share Transactions	22,184	56,026
Total Increase (Decrease)	277,494	(22,485)
Net Assets
Beginning of Period	951,240	973,725
End of Period	1,228,734	951,240

See accompanying Notes, which are an integral part of the Financial Statements.
10

Diversified Value Portfolio
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended December 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$13.74	$16.45	$14.33	$17.04	$17.11
Investment Operations
Net Investment Income[1]	.183	.209	.364	.412	.401
Net Realized and Unrealized Gain (Loss) on Investments	3.940	.133	3.135	(1.872)	1.658
Total from Investment Operations	4.123	.342	3.499	(1.460)	2.059
Distributions
Dividends from Net Investment Income	(.174)	(.409)	(.462)	(.423)	(.491)
Distributions from Realized Capital Gains	(.239)	(2.643)	(.917)	(.827)	(1.638)
Total Distributions	(.413)	(3.052)	(1.379)	(1.250)	(2.129)
Net Asset Value, End of Period	$17.45	$13.74	$16.45	$14.33	$17.04
Total Return	30.47%	11.78%	25.70%	-9.12%	13.16%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,229	$951	$974	$887	$1,137
Ratio of Total Expenses to Average Net Assets[2]	0.28%	0.28%	0.24%	0.25%	0.27%
Ratio of Net Investment Income to Average Net Assets	1.14%	1.70%	2.39%	2.58%	2.45%
Portfolio Turnover Rate	25%	34%	117%	18%	18%
1	Calculated based on average shares outstanding.
2	Includes performance-based investment advisory fee increases (decreases) of 0.01%, 0.00%, (0.03%), (0.03%), and (0.03%).

See accompanying Notes, which are an integral part of the Financial Statements.
11

Diversified Value Portfolio
Notes to Financial Statements
The Diversified Value Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio's shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the portfolio and thus portfolio performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
2. Futures Contracts: The portfolio uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The portfolio may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the portfolio trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended December 31, 2021, the portfolio’s average investments in long and short futures contracts represented 4% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The portfolio’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the portfolio’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the portfolio’s financial statements.
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Securities Lending: To earn additional income, the portfolio lends its securities to qualified institutional borrowers. Security loans are subject to termination by the portfolio at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The portfolio further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any loans with that
12

Diversified Value Portfolio
borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the portfolio may experience delays and costs in recovering the securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the portfolio is entitled to all distributions made on or in respect of the loaned securities.
6. Credit Facilities and Interfund Lending Program: The portfolio and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the portfolio’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the portfolio and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the portfolio may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the portfolio’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended December 31, 2021, the portfolio did not utilize the credit facilities or the Interfund Lending Program.
7. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
B.	The investment advisory firms Lazard Asset Management LLC and Hotchkis and Wiley Capital Management, LLC, each provide investment advisory services to a portion of the portfolio for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fees of Lazard Asset Management LLC and Hotchkis and Wiley Capital Management, LLC, are subject to quarterly adjustments based on performance relative to the S&P 500 Index and the Russell 1000 Value Index, respectively, since December 31, 2019.
Vanguard manages the cash reserves of the portfolio as described below.
For the year ended December 31, 2021, the aggregate investment advisory fee paid to all advisors represented an effective annual basic rate of 0.12% of the portfolio’s average net assets, before a net increase of $60,000 (0.01%) based on performance.
C.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio corporate management, administrative, marketing, distribution, and cash management services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
13

Diversified Value Portfolio
Upon the request of Vanguard, the portfolio may invest up to 0.40% of its net assets as capital in Vanguard. At December 31, 2021, the portfolio had contributed to Vanguard capital in the amount of $39,000, representing less than 0.01% of the portfolio’s net assets and 0.02% of Vanguard’s capital received pursuant to the FSA. The portfolio’s trustees and officers are also directors and employees, respectively, of Vanguard.
D.	Various inputs may be used to determine the value of the portfolio’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
At December 31, 2021, 100% of the market value of the portfolio’s investments and derivatives was determined based on Level 1 inputs.
E.	Permanent differences between book-basis and tax-basis components of net assets, if any, are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share.
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; and the recognition of unrealized gains or losses from certain derivative contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	41,011
Undistributed Long-Term Gains	72,741
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	268,867
The tax character of distributions paid was as follows:
	Year Ended December 31,
	2021 Amount ($000)	2020 Amount ($000)
Ordinary Income*	11,958	26,163
Long-Term Capital Gains	16,445	144,554
Total	28,403	170,717
*	Includes short-term capital gains, if any.
As of December 31, 2021, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	957,657
Gross Unrealized Appreciation	309,098
Gross Unrealized Depreciation	(40,231)
Net Unrealized Appreciation (Depreciation)	268,867
F.	During the year ended December 31, 2021, the portfolio purchased $261,722,000 of investment securities and sold $273,683,000 of investment securities, other than temporary cash investments.
14

Diversified Value Portfolio
G.	Capital shares issued and redeemed were:

	Year Ended December 31,
	2021 Shares (000)	2020 Shares (000)

Issued	12,190	8,217
Issued in Lieu of Cash Distributions	1,880	18,926
Redeemed	(12,901)	(17,100)
Net Increase (Decrease) in Shares Outstanding	1,169	10,043
At December 31, 2021, two shareholders (insurance company separate accounts whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders) were each a record or beneficial owner of at least 25% or more of the portfolio’s net assets, with a combined ownership of 80%. If any of these shareholders were to redeem their investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio, cause the portfolio to incur higher transaction costs or lead to the realization of taxable capital gains.
H.	Management has determined that no events or transactions occurred subsequent to December 31, 2021, that would require recognition or disclosure in these financial statements.
15

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Vanguard Variable Insurance Funds and Shareholders of Diversified Value Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Diversified Value Portfolio (one of the portfolios constituting Vanguard Variable Insurance Funds, referred to hereafter as the "Portfolio") as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statement of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 17, 2022
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
16

Special 2021 tax information (unaudited) for corporate shareholders only for Diversified Value Portfolio, a portfolio of Vanguard Variable Insurance Funds
This information for the fiscal year ended December 31, 2021, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.
For corporate shareholders, 32.0% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.
The portfolio distributed $16,445,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.
17

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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 217 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA. Trustee and vice chair of The Shipley School.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the board of directors of Out & Equal (2002–2006), the advisory board of the University of California, Berkeley School of Engineering (2020–present), and the advisory board of Santa Clara University’s Leavey School of Business (2018–present).
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.
Amy Gutmann
Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: adjunct professor of finance at the University of Notre Dame (2020–present). Chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Assistant professor (retired June 2020) of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of superintendence of the Institute for the Works of Religion, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law (2021–present), professor (2020–present), Distinguished Fellow of the Global Financial Markets Center (2020–present), and Rubenstein Fellow (2017–2020) at Duke University. Trustee (2017–present) of Amherst College and member of Amherst College Investment Committee (2019–present). Member of the Regenerative Crisis Response Committee (2020–present).
David A. Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE
1 Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Energy Company (2013–present). Trustee of Common Fund (2019–present).
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.
Executive Officers
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
David Cermak
Born in 1960. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present) of each of the investment companies served by Vanguard. Managing director and head (2017–present) of Vanguard Investments Singapore. Managing director and head (2017–2019) of Vanguard Investments Hong Kong. Representative director and head (2014–2017) of Vanguard Investments Japan.
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
John E. Schadl
Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
John T. Marcante	Lauren Valente
Chris D. Mclsaac

Connect with Vanguard®>vanguard.com
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This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
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CFA® is a registered trademark owned by CFA Institute.
© 2022 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q690DV 022022

Annual Report   |   December 31, 2021
Vanguard Variable Insurance Funds
Equity Income Portfolio

Contents
Your Portfolio’s Performance at a Glance	1
Advisors' Report	2
About Your Portfolio’s Expenses	4
Performance Summary	5
Financial Statements	7
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your portfolio are spelled out in the prospectus.

Your Portfolio’s Performance at a Glance
•	For the 12 months ended December 31, 2021, the Equity Income Portfolio of Vanguard Variable Insurance Funds returned 25.33%, underperforming the 26.19% return of its benchmark, the FTSE High Dividend Yield Index.
•	The U.S. economy continued to heal over the 12-month period. Vaccination programs started rolling out shortly after the period began—helping some of the hardest-hit sectors, such as hospitality, leisure, and travel, begin to rebound—and more workers returned to the labor force. U.S. stocks performed strongly even as new COVID-19 variants spread, inflation surged, and Federal Reserve monetary policy turned less accommodative.
•	The portfolio’s positions in communication services, consumer staples, industrials, and real estate boosted relative performance. Energy, health care, and consumer discretionary detracted.
•	For the decade ended December 31, 2021, the portfolio produced an average annual return of 13.06%, slightly above that of its benchmark.
•	Please note that the portfolio’s returns are different from those in Vanguard Variable Annuity (and other plans that invest in the portfolio), which take into account insurance-related expenses.
Market Barometer
Average Annual Total Returns Periods Ended December 31, 2021
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	26.45%	26.21%	18.43%
Russell 2000 Index (Small-caps)	14.82	20.02	12.02
Russell 3000 Index (Broad U.S. market)	25.66	25.79	17.97
FTSE All-World ex US Index (International)	8.36	13.66	9.89
Bonds
Bloomberg U.S. Aggregate Bond Index (Broad taxable market)	-1.54%	4.79%	3.57%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	1.52	4.73	4.17
FTSE Three-Month U.S. Treasury Bill Index	0.05	0.95	1.11
CPI
Consumer Price Index	7.04%	3.53%	2.92%
1

Advisors’ Report
The Equity Income Portfolio returned 25.33% for the 12 months ended December 31, 2021. The portfolio underperformed the 26.19% return of its benchmark, the FTSE High Dividend Yield Index.
The portfolio is managed by two independent advisors, a strategy that enhances diversification by providing exposure to distinct yet complementary investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.
The advisors, the amount and percentage of the portfolio’s assets each manages, and brief descriptions of their investment strategies are presented in the table on page 3. Each advisor has also provided a discussion of the investment environment that existed during the 12 months and its effect on the portfolio’s positioning. These comments were prepared on January 13, 2022.
Wellington Management Company llp
Portfolio Managers:
W. Michael Reckmeyer, III, CFA,
Senior Managing Director
Matthew C. Hand, CFA,
Senior Managing Director
Investment environment
U.S. equities posted positive results over the 12-month period ended December 31, 2021. In the first half of the year, stocks in the U.S. rallied amid improving vaccination rates, accelerating economic growth, and a broader reopening of the economy. Inflation rose sharply during the second quarter.
Accommodative monetary policy and strong demand continued in the third quarter. Risk sentiment was pressured by anxiety about rising inflation, imminent policy normalization, moderating economic growth, and uncertainty about fiscal stimulus and the federal debt ceiling.
During the fourth quarter, U.S. equities surged, continuing their gains. Risk sentiment was bolstered by robust equity inflows, strong corporate earnings, favorable economic data, and extremely accommodative financial conditions. The rapid spread of the Omicron variant coincided with the largest increase in U.S. COVID-19 cases since the onset of the pandemic, prompting a flurry of new restrictions and event cancellations. Inflation continued to surge amid severe supply and labor shortages, rising energy prices, and high demand for goods and services. All of this heightened scrutiny of the Federal Reserve amid anxiety about a potential Fed policy mistake.
Our successes and shortfalls
Throughout 2021, sector allocation, a result of our bottom-up stock selection process, detracted from relative results in our portion of the portfolio. The negative allocation effect was primarily driven by our underweight exposure to energy and, to a lesser extent, our underweight exposure to consumer discretionary and overweight exposure to health care. This was partially offset by a positive impact from our underweight exposure to communication services and utilities, as well as our overweight exposure to real estate.
Security selection contributed to relative performance. Strong selection in industrials, consumer staples, and consumer discretionary was only partially offset by weaker selection in energy, materials, and information technology.
Top detractors from relative performance included not holding benchmark constituents Exxon Mobil, a U.S.-based globally integrated oil and gas company, and Broadcom, a semiconductor manufacturer, as well as our out-of-benchmark position in Medtronic, a medical device company.
Top contributors included not owning benchmark constituent AT&T, a communication services provider, and our out-of-benchmark positions in Blackstone, an alternative investments firm, and Lowe’s, a home improvement retailer.
At the end of 2021, we were most overweighted to the health care, industrial, and real estate sectors. We were most underweighted to information technology, financials, and communication services.
Our largest new positions during the year included Texas Instruments, a U.S.-based broadline analog semiconductor and microcontroller supplier; Kimberly-Clark, a personal care products manufacturer; and Baxter International, a medical products company. We also added to our positions in Home Depot, a home improvement retailer, and Pioneer Natural Resources, a U.S.-based oil and gas company.
Notable eliminations from our portfolio included Deere, a manufacturer of agricultural machinery and heavy equipment; Blackstone; and Automatic Data Processing, a provider of payroll and HR services. We also trimmed our positions in Medtronic and cell tower company Crown Castle.
We are excited about the opportunities as we enter the new year and continue to be focused on finding high-quality businesses with strong balance sheets and sustainable dividends. We stress-test the portfolio for a number of scenarios and feel very good about our balanced positions relative to the benchmark. As always, we appreciate your continued confidence.
Vanguard Quantitative Equity Group
Portfolio Manager:
Sharon Hill,
Head of the Alpha Equity Global and Income Investment Team
2

Investment environment
The U.S. economy continued to recover as vaccination programs rolled out during the period. More workers returned to the workforce, and the vaccines aided some of the sectors hardest-hit by COVID-19, including leisure, hospitality, and travel.
This environment was attractive for U.S. stocks, which turned in a strong performance despite headwinds such as new COVID-19 variants, surging inflation, and less accommodative Federal Reserve monetary policy. The Standard & Poor’s 500 Index returned 28.71% for the 12 months ended December 31, 2021, while the FTSE Global All Cap ex US Index returned 8.84%. Bond yields ended the period mostly higher.
Investment strategy
While it’s important to understand how overall performance is affected by the macroeconomic factors described above, our approach to investing focuses on specific fundamentals, not technical analysis of stock price movements.
We use a strict quantitative approach to evaluate a stock’s attractiveness based on several characteristics, including high quality—healthy balance sheets and steady cash-flow generation; management decisions—sound investment policies that favor internal over external funding; consistent earnings growth—the ability to grow earnings year after year; strong market sentiment—market confirmation of our view; and reasonable valuation—we strive to avoid overpriced stocks. Our sixth criterion, a defensive model, evaluates heavily shorted stocks, as this can signal concerns over future company prospects.
The interaction of these characteristics generates an expected return that seeks to capitalize on investor biases. We then construct our portfolio with the goal of maximizing these expected returns and minimizing exposure to risks that our research indicates do not improve returns, such as industry selection and other risks relative to our benchmark.
Successes and shortfalls
Against the fiscal year’s backdrop, our valuation, growth, defensive, and management decisions models aided relative performance, while our market sentiment and quality models detracted.
Results lagged the benchmark in eight of 11 industry sectors. Our positions in materials, communication services, and financials helped relative performance while our positions in industrials, utilities, and health care detracted the most.
At the individual-stock level, some of the strongest results came from overweights to financials company Navient, energy company Targa Resources, consumer discretionary company Big Lots, and materials companies Nucor and Commercial Metals.
The greatest shortfalls came from underweighting energy companies ConocoPhillips and Exxon Mobil and industrials company Caterpillar, as well as from overweights to consumer discretionary company Foot Locker and utilities company Vista.
We continue to believe that constructing a portfolio focused on fundamentals will benefit investors over the long term, although we recognize that the market can reward or punish us in the near term. We believe our portfolio offers a strong mix of stocks with attractive valuations and value characteristics.
Equity Income Portfolio Investment Advisors

	Portfolio Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Wellington Management Company LLP	63	1,197	Employs a fundamental approach to identify desirable individual stocks, seeking those that typically offer above-average dividend yields, below-average valuations, and the potential for dividend increases in the future.
Vanguard Quantitative Equity Group	34	641	Employs a quantitative approach that focuses on fundamental factors, using models that assess valuation, growth prospects, management decisions, market sentiment, and earnings and balance-sheet quality of companies as compared with their peers.
Cash Investments	3	60	These short-term reserves are invested by Vanguard in equity index products to simulate investment in stocks. Each advisor may also maintain a modest cash position.
3

About Your Portfolio’s Expenses
As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio's gross income, directly reduce the investment return of the portfolio.
A portfolio's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your portfolio's costs in two ways:
•	Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the portfolio's actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio's costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio's actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the portfolio's expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your portfolio's current prospectus.
Six Months Ended December 31, 2021
Equity Income Portfolio	Beginning Account Value 6/30/2021	Ending Account Value 12/31/2021	Expenses Paid During Period
Based on Actual Portfolio Return	$1,000.00	$1,084.20	$1.63
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.64	1.58
The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.31%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).
4

Equity Income Portfolio
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio's returns would be lower.
Cumulative Performance: December 31, 2011, Through December 31, 2021
Initial Investment of $10,000
		Average Annual Total Returns Periods Ended December 31, 2021
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Equity Income Portfolio	25.33%	12.35%	13.06%	$34,134
FTSE High Dividend Yield Index	26.19	11.71	13.05	34,093
Dow Jones U.S. Total Stock Market Float Adjusted Index	25.66	17.92	16.24	45,050

See Financial Highlights for dividend and capital gains information.
5

Equity Income Portfolio
Portfolio Allocation
As of December 31, 2021
Communication Services	4.1%
Consumer Discretionary	5.8
Consumer Staples	14.1
Energy	6.5
Financials	20.4
Health Care	16.4
Industrials	9.6
Information Technology	10.2
Materials	4.4
Real Estate	0.7
Utilities	7.8
The table reflects the portfolio’s investments, except for short-term investments and derivatives. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.
Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
6

Equity Income Portfolio
Financial Statements
Schedule of Investments
As of December 31, 2021
The portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The portfolio’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
	Shares	Market Value• ($000)
Common Stocks (96.2%)
Communication Services (3.9%)
Comcast Corp. Class A	782,904	39,404
Verizon Communications Inc.	522,535	27,151
AT&T Inc.	196,409	4,832
TEGNA Inc.	119,458	2,217
Interpublic Group of Cos. Inc.	26,230	982
		74,586
Consumer Discretionary (5.5%)
Home Depot Inc.	85,645	35,544
Lowe's Cos. Inc.	88,479	22,870
McDonald's Corp.	75,008	20,107
TJX Cos. Inc.	112,195	8,518
Target Corp.	29,327	6,788
H&R Block Inc.	147,632	3,478
Foot Locker Inc.	66,636	2,907
Garmin Ltd.	9,064	1,234
Best Buy Co. Inc.	9,748	990
Hanesbrands Inc.	47,785	799
Kontoor Brands Inc.	14,863	762
Whirlpool Corp.	1,570	368
Polaris Inc.	3,278	360
MDC Holdings Inc.	5,888	329
		105,054
Consumer Staples (13.6%)
Procter & Gamble Co.	331,712	54,261
Philip Morris International Inc.	327,330	31,096
Mondelez International Inc. Class A	401,702	26,637
PepsiCo Inc.	137,974	23,968
Archer-Daniels-Midland Co.	278,022	18,792
Coca-Cola Co.	298,607	17,681
Kimberly-Clark Corp.	107,586	15,376
Unilever plc ADR	204,347	10,992
Nestle SA ADR	71,676	10,061
Walmart Inc.	60,048	8,688
Kellogg Co.	124,565	8,025
Altria Group Inc.	153,199	7,260
Hershey Co.	24,290	4,699
Tyson Foods Inc. Class A	53,790	4,688
Colgate-Palmolive Co.	53,940	4,603
Kroger Co.	71,282	3,226
Nu Skin Enterprises Inc. Class A	50,469	2,561
Vector Group Ltd.	202,695	2,327
Weis Markets Inc.	20,889	1,376
Medifast Inc.	5,590	1,171
SpartanNash Co.	11,603	299
		257,787
Energy (6.3%)
ConocoPhillips	361,094	26,064
Pioneer Natural Resources Co.	138,489	25,188
Chevron Corp.	119,258	13,995
TC Energy Corp.	240,460	11,183
Exxon Mobil Corp.	167,923	10,275
	Shares	Market Value• ($000)
Coterra Energy Inc.	516,017	9,804
EOG Resources Inc.	66,326	5,892
Phillips 66	56,843	4,119
Targa Resources Corp.	66,254	3,461
Kinder Morgan Inc.	196,446	3,116
SFL Corp. Ltd.	359,159	2,927
APA Corp.	73,436	1,975
Ovintiv Inc. (XNYS)	27,348	922
		118,921
Financials (19.6%)
JPMorgan Chase & Co.	431,765	68,370
Bank of America Corp.	1,182,889	52,627
Morgan Stanley	408,180	40,067
Chubb Ltd.	163,009	31,511
MetLife Inc.	446,019	27,872
BlackRock Inc.	23,898	21,880
Truist Financial Corp.	289,577	16,955
PNC Financial Services Group Inc.	76,383	15,316
Progressive Corp.	141,943	14,570
M&T Bank Corp.	60,489	9,290
Citigroup Inc.	143,263	8,652
Wells Fargo & Co.	154,027	7,390
Hartford Financial Services Group Inc.	62,065	4,285
Ally Financial Inc.	85,339	4,063
Fidelity National Financial Inc.	75,559	3,943
Regions Financial Corp.	166,572	3,631
Jefferies Financial Group Inc.	91,055	3,533
Old Republic International Corp.	141,096	3,468
CNO Financial Group Inc.	137,368	3,275
OneMain Holdings Inc.	62,942	3,150
Hope Bancorp Inc.	213,734	3,144
KeyCorp.	126,944	2,936
US Bancorp	48,231	2,709
Carlyle Group Inc.	46,013	2,526
CME Group Inc.	8,825	2,016
Travelers Cos. Inc.	11,863	1,856
Navient Corp.	70,807	1,503
Ameriprise Financial Inc.	4,124	1,244
PacWest Bancorp	27,363	1,236
Hanover Insurance Group Inc.	8,390	1,100
Associated Banc-Corp.	47,735	1,078
Equitable Holdings Inc.	28,482	934
First BanCorp. (XNYS)	58,407	805
Comerica Inc.	8,842	769
Invesco Ltd.	29,387	676
Moelis & Co. Class A	7,434	465
Kearny Financial Corp.	33,415	443
Westamerica BanCorp.	6,871	397
Synovus Financial Corp.	6,821	326
Brookline Bancorp Inc.	19,796	320
First Financial Bancorp	13,083	319
Pacific Premier Bancorp Inc.	7,838	314
	Shares	Market Value• ($000)
Towne Bank	9,750	308
		371,272
Health Care (15.7%)
Johnson & Johnson	376,292	64,372
Pfizer Inc.	883,816	52,189
Eli Lilly & Co.	119,740	33,075
Merck & Co. Inc.	400,510	30,695
UnitedHealth Group Inc.	41,687	20,933
Becton Dickinson and Co.	54,742	13,766
Anthem Inc.	27,018	12,524
Baxter International Inc.	145,476	12,488
AstraZeneca plc ADR	201,406	11,732
Roche Holding AG	22,324	9,261
Medtronic plc	76,275	7,891
AbbVie Inc.	52,723	7,139
Gilead Sciences Inc.	94,372	6,852
Bristol-Myers Squibb Co.	95,877	5,978
CVS Health Corp.	39,045	4,028
Cardinal Health Inc.	63,007	3,244
Amgen Inc.	11,855	2,667
		298,834
Industrials (9.3%)
Eaton Corp. plc	118,939	20,555
General Dynamics Corp.	92,843	19,355
Raytheon Technologies Corp.	204,382	17,589
Caterpillar Inc.	79,963	16,532
Johnson Controls International plc	191,902	15,604
Lockheed Martin Corp.	38,117	13,547
Union Pacific Corp.	42,045	10,592
L3Harris Technologies Inc.	47,168	10,058
3M Co.	44,268	7,863
Illinois Tool Works Inc.	27,336	6,747
Honeywell International Inc.	31,206	6,507
Emerson Electric Co.	60,633	5,637
Cummins Inc.	20,196	4,406
Triton International Ltd.	64,342	3,875
United Parcel Service Inc. Class B	17,345	3,718
nVent Electric plc	94,085	3,575
ManpowerGroup Inc.	35,652	3,470
Ryder System Inc.	41,606	3,430
ABM Industries Inc.	26,719	1,091
H&E Equipment Services Inc.	19,359	857
Fastenal Co.	12,730	815
		175,823
Information Technology (9.8%)
Cisco Systems Inc.	775,809	49,163
Texas Instruments Inc.	129,811	24,465
TE Connectivity Ltd.	110,345	17,803
Analog Devices Inc.	94,257	16,567
QUALCOMM Inc.	73,280	13,401
Corning Inc.	346,296	12,893
Intel Corp.	244,477	12,591
International Business Machines Corp.	68,153	9,109
Broadcom Inc.	11,927	7,936
7

Equity Income Portfolio
	Shares	Market Value• ($000)
Fidelity National Information Services Inc.	54,562	5,955
HP Inc.	157,713	5,941
Automatic Data Processing Inc.	14,014	3,456
Avnet Inc.	60,436	2,492
ADTRAN Inc.	63,373	1,447
Xperi Holding Corp.	76,377	1,444
Hewlett Packard Enterprise Co.	74,951	1,182
		185,845
Materials (4.3%)
PPG Industries Inc.	110,659	19,082
Celanese Corp. Class A	102,550	17,235
LyondellBasell Industries NV Class A	156,752	14,457
Dow Inc.	92,503	5,247
Linde plc	14,844	5,142
Nucor Corp.	35,659	4,071
Reliance Steel & Aluminum Co.	23,326	3,784
Steel Dynamics Inc.	58,229	3,614
Rio Tinto plc ADR	45,505	3,046
Commercial Metals Co.	77,687	2,819
Packaging Corp. of America	18,963	2,582
		81,079
Real Estate (0.7%)
Crown Castle International Corp.	55,215	11,526
Douglas Elliman Inc.	101,348	1,165
Kennedy-Wilson Holdings Inc.	33,000	788
		13,479
Utilities (7.5%)
American Electric Power Co. Inc.	268,829	23,918
Exelon Corp.	391,234	22,598
Duke Energy Corp.	186,528	19,567
Dominion Energy Inc.	221,847	17,428
Sempra Energy (XNYS)	115,970	15,340
Entergy Corp.	70,451	7,936
DTE Energy Co.	53,888	6,442
UGI Corp.	120,667	5,540
NextEra Energy Inc.	47,936	4,475
National Fuel Gas Co.	54,833	3,506
Portland General Electric Co.	66,079	3,497
AES Corp.	142,179	3,455
Evergy Inc.	45,423	3,116
Southern Co.	24,525	1,682
		Shares	Market Value• ($000)
	MDU Resources Group Inc.	45,622	1,407
	NRG Energy Inc.	28,175	1,214
	NiSource Inc.	34,829	962
			142,083
Total Common Stocks (Cost $1,500,433)			1,824,763
Temporary Cash Investments (3.6%)
Money Market Fund (3.2%)
[1]	Vanguard Market Liquidity Fund, 0.090%	601,885	60,183
		Face Amount ($000)
Repurchase Agreement (0.4%)
	BNP Paribas Securities Corp. 0.050%, 1/3/22 (Dated 12/31/21, Repurchase Value $8,900,000, collateralized by Fannie Mae 2.500%–4.000%, 1/1/42–2/1/51, Freddie Mac 2.500%–8.000%, 8/1/32–8/1/51, Ginnie Mae 1.897%–3.500%,11/20/34–7/20/51, U.S. Treasury Bill 0.000%, 1/27/22, U.S. Treasury Floating Rate Note 0.140%, 10/31/22, and U.S. Treasury Note/Bond 1.625%–2.750%, 8/15/47–11/15/50, with a value of $9,078,000)	8,900	8,900
Total Temporary Cash Investments (Cost $69,086)			69,083
Total Investments (99.8%) (Cost $1,569,519)			1,893,846
Other Assets and Liabilities—Net (0.2%)			3,699
Net Assets (100%)			1,897,545
Cost is in $000.
•	See Note A in Notes to Financial Statements.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
ADR—American Depositary Receipt.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	March 2022	267	63,526	1,333

See accompanying Notes, which are an integral part of the Financial Statements.
8

Equity Income Portfolio
Statement of Assets and Liabilities
As of December 31, 2021
($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $1,509,333)	1,833,663
Affiliated Issuers (Cost $60,186)	60,183
Total Investments in Securities	1,893,846
Investment in Vanguard	58
Cash	86
Cash Collateral Pledged—Futures Contracts	3,086
Receivables for Accrued Income	3,138
Receivables for Capital Shares Issued	117
Total Assets	1,900,331
Liabilities
Payables for Investment Securities Purchased	225
Payables to Investment Advisor	348
Payables for Capital Shares Redeemed	1,839
Payables to Vanguard	190
Variation Margin Payable—Futures Contracts	184
Total Liabilities	2,786
Net Assets	1,897,545
At December 31, 2021, net assets consisted of:

Paid-in Capital	1,325,551
Total Distributable Earnings (Loss)	571,994
Net Assets	1,897,545

Net Assets
Applicable to 68,239,808 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	1,897,545
Net Asset Value Per Share	$27.81

See accompanying Notes, which are an integral part of the Financial Statements.
9

Equity Income Portfolio
Statement of Operations

Year Ended December 31, 2021
($000)
Investment Income
Income
Dividends[1]	53,496
Interest[2]	49
Securities Lending—Net	11
Total Income	53,556
Expenses
Investment Advisory Fees—Note B
Basic Fee	1,826
Performance Adjustment	214
The Vanguard Group—Note C
Management and Administrative	3,679
Marketing and Distribution	133
Custodian Fees	18
Auditing Fees	32
Shareholders’ Reports	12
Trustees’ Fees and Expenses	1
Total Expenses	5,915
Net Investment Income	47,641
Realized Net Gain (Loss)
Investment Securities Sold[2,3]	385,200
Futures Contracts	19,425
Foreign Currencies	10
Realized Net Gain (Loss)	404,635
Change in Unrealized Appreciation (Depreciation)
Investment Securities[2]	11,623
Futures Contracts	(49)
Foreign Currencies	(17)
Change in Unrealized Appreciation (Depreciation)	11,557
Net Increase (Decrease) in Net Assets Resulting from Operations	463,833
1	Dividends are net of foreign withholding taxes of $275,000.
2	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the portfolio were $49,000, less than $1,000, $1,000, and ($3,000), respectively. Purchases and sales are for temporary cash investment purposes.
3	Includes $201,993,000 of net gain (loss) resulting from in-kind redemptions.

Statement of Changes in Net Assets

	Year Ended December 31,
	2021 ($000)	2020 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	47,641	49,699
Realized Net Gain (Loss)	404,635	41,784
Change in Unrealized Appreciation (Depreciation)	11,557	(17,679)
Net Increase (Decrease) in Net Assets Resulting from Operations	463,833	73,804
Distributions
Total Distributions	(90,458)	(106,167)
Capital Share Transactions
Issued	372,060	395,902
Issued in Lieu of Cash Distributions	90,458	106,167
Redeemed	(959,785)	(282,471)
Net Increase (Decrease) from Capital Share Transactions	(497,267)	219,598
Total Increase (Decrease)	(123,892)	187,235
Net Assets
Beginning of Period	2,021,437	1,834,202
End of Period	1,897,545	2,021,437

See accompanying Notes, which are an integral part of the Financial Statements.
10

Equity Income Portfolio
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended December 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$23.07	$24.17	$21.24	$24.64	$22.10
Investment Operations
Net Investment Income[1]	.625	.595	.619	.620	.582
Net Realized and Unrealized Gain (Loss) on Investments	5.089	(.305)	4.319	(1.977)	3.275
Total from Investment Operations	5.714	.290	4.938	(1.357)	3.857
Distributions
Dividends from Net Investment Income	(.506)	(.618)	(.586)	(.562)	(.583)
Distributions from Realized Capital Gains	(.468)	(.772)	(1.422)	(1.481)	(.734)
Total Distributions	(.974)	(1.390)	(2.008)	(2.043)	(1.317)
Net Asset Value, End of Period	$27.81	$23.07	$24.17	$21.24	$24.64
Total Return	25.33%	3.25%	24.43%	-5.96%	18.25%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,898	$2,021	$1,834	$1,374	$1,372
Ratio of Total Expenses to Average Net Assets[2]	0.30%	0.30%	0.30%	0.29%	0.31%
Ratio of Net Investment Income to Average Net Assets	2.45%	2.86%	2.76%	2.69%	2.56%
Portfolio Turnover Rate	41%[3]	40%	33%	36%	38%
1	Calculated based on average shares outstanding.
2	Includes performance-based investment advisory fee increases (decreases) of 0.01%, 0.01%, 0.01%, (0.00%), and (0.00%).
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the portfolio’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.
11

Equity Income Portfolio
Notes to Financial Statements
The Equity Income Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio's shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the portfolio and thus portfolio performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the portfolio’s pricing time. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities.
Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.
2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the portfolio’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
3. Futures Contracts: The portfolio uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The portfolio may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the portfolio trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended December 31, 2021, the portfolio’s average investments in long and short futures contracts represented 3% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
4. Repurchase Agreements: The portfolio enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the portfolio under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold, or rehypothecated. Each agreement requires that the market value of
12

Equity Income Portfolio
the collateral be sufficient to cover payments of interest and principal. The portfolio further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty's default (including bankruptcy), the portfolio may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.
5. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The portfolio’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the portfolio’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the portfolio’s financial statements.
6. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
7. Securities Lending: To earn additional income, the portfolio lends its securities to qualified institutional borrowers. Security loans are subject to termination by the portfolio at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The portfolio further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the portfolio may experience delays and costs in recovering the securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the portfolio is entitled to all distributions made on or in respect of the loaned securities.
8. Credit Facilities and Interfund Lending Program: The portfolio and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the portfolio’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the portfolio and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the portfolio may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the portfolio’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
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Equity Income Portfolio
For the year ended December 31, 2021, the portfolio did not utilize the credit facilities or the Interfund Lending Program.
9. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
B.	Wellington Management Company llp provides investment advisory services to a portion of the portfolio for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee is subject to quarterly adjustments based on the portfolio’s performance relative to the FTSE High Dividend Yield Index for the preceding three years.
Vanguard provides investment advisory services to a portion of the portfolio as described below; the portfolio paid Vanguard advisory fees of $597,000 for the year ended December 31, 2021.
For the year ended December 31, 2021, the aggregate investment advisory fee paid to all advisors represented an effective annual rate of 0.09% of the portfolio’s average net assets, before an increase of $214,000 (0.01%) based on performance.
C.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the portfolio may invest up to 0.40% of its net assets as capital in Vanguard. At December 31, 2021, the portfolio had contributed to Vanguard capital in the amount of $58,000, representing less than 0.01% of the portfolio’s net assets and 0.02% of Vanguard’s capital received pursuant to the FSA. The portfolio’s trustees and officers are also directors and employees, respectively, of Vanguard.
D.	Various inputs may be used to determine the value of the portfolio’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the portfolio’s investments and derivatives as of December 31, 2021, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks	1,815,502	9,261	—	1,824,763
Temporary Cash Investments	60,183	8,900	—	69,083
Total	1,875,685	18,161	—	1,893,846
Derivative Financial Instruments
Assets
Futures Contracts[1]	1,333	—	—	1,333
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
E.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These
14

Equity Income Portfolio
reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for in-kind redemptions; and foreign currency transactions were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	200,944
Total Distributable Earnings (Loss)	(200,944)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; and the recognition of unrealized gains or losses from certain derivative contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	97,233
Undistributed Long-Term Gains	150,809
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	323,952
The tax character of distributions paid was as follows:
	Year Ended December 31,
	2021 Amount ($000)	2020 Amount ($000)
Ordinary Income*	47,031	47,225
Long-Term Capital Gains	43,427	58,942
Total	90,458	106,167
*	Includes short-term capital gains, if any.
As of December 31, 2021, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	1,569,931
Gross Unrealized Appreciation	360,213
Gross Unrealized Depreciation	(36,297)
Net Unrealized Appreciation (Depreciation)	323,916
F.	During the year ended December 31, 2021, the portfolio purchased $892,818,000 of investment securities and sold $1,407,333,000 of investment securities, other than temporary cash investments. Purchases and sales include $0 and $646,532,000, respectively, in connection with in-kind purchases and redemptions of the portfolio's capital shares.
The portfolio purchased securities from and sold securities to other funds or accounts managed by its investment advisor(s) or their affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended December 31, 2021, such purchases were $14,379,000 and sales were $18,174,000, resulting in net realized gain of $4,316,000; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
15

Equity Income Portfolio
G.	Capital shares issued and redeemed were:

	Year Ended December 31,
	2021 Shares (000)	2020 Shares (000)

Issued	15,137	19,269
Issued in Lieu of Cash Distributions	3,683	6,241
Redeemed	(38,213)	(13,762)
Net Increase (Decrease) in Shares Outstanding	(19,393)	11,748
At December 31, 2021, one shareholder (an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders) was the record or beneficial owner of 50% of the portfolio’s net assets. If this shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio, cause the portfolio to incur higher transaction costs, or lead to the realization of taxable capital gains.
H.	Management has determined that no events or transactions occurred subsequent to December 31, 2021, that would require recognition or disclosure in these financial statements.
16

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Vanguard Variable Insurance Funds and Shareholders of Equity Income Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Equity Income Portfolio (one of the portfolios constituting Vanguard Variable Insurance Funds, referred to hereafter as the "Portfolio") as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statement of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 17, 2022
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
17

Special 2021 tax information (unaudited) for corporate shareholders only for Equity Income Portfolio, a portfolio of Vanguard Variable Insurance Funds
This information for the fiscal year ended December 31, 2021, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.
For corporate shareholders, 48.3% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.
The portfolio distributed $43,427,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.
18

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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 217 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA. Trustee and vice chair of The Shipley School.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the board of directors of Out & Equal (2002–2006), the advisory board of the University of California, Berkeley School of Engineering (2020–present), and the advisory board of Santa Clara University’s Leavey School of Business (2018–present).
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.
Amy Gutmann
Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: adjunct professor of finance at the University of Notre Dame (2020–present). Chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Assistant professor (retired June 2020) of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of superintendence of the Institute for the Works of Religion, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law (2021–present), professor (2020–present), Distinguished Fellow of the Global Financial Markets Center (2020–present), and Rubenstein Fellow (2017–2020) at Duke University. Trustee (2017–present) of Amherst College and member of Amherst College Investment Committee (2019–present). Member of the Regenerative Crisis Response Committee (2020–present).
David A. Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE
1 Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Energy Company (2013–present). Trustee of Common Fund (2019–present).
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.
Executive Officers
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
David Cermak
Born in 1960. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present) of each of the investment companies served by Vanguard. Managing director and head (2017–present) of Vanguard Investments Singapore. Managing director and head (2017–2019) of Vanguard Investments Hong Kong. Representative director and head (2014–2017) of Vanguard Investments Japan.
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
John E. Schadl
Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
John T. Marcante	Lauren Valente
Chris D. Mclsaac

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This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
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© 2022 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q690EQUC 022022

Annual Report  |  December 31, 2021
Vanguard Variable Insurance Funds
Equity Index Portfolio

Contents
Your Portfolio’s Performance at a Glance	1
About Your Portfolio’s Expenses	2
Performance Summary	3
Financial Statements	5
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your portfolio are spelled out in the prospectus.

Your Portfolio’s Performance at a Glance
•	For the 12 months ended December 31, 2021, the Equity Index Portfolio returned 28.55%, in line with the 28.71% return of its benchmark, the Standard & Poor’s 500 Index, after factoring in the portfolio’s expenses.
•	The U.S. economy continued to heal over the 12 months. Vaccination programs started rolling out shortly after the period began, helping some of the hardest-hit sectors such as hospitality, leisure, and travel begin to rebound, and more workers returned to the labor force. U.S. stocks performed strongly even with the spread of new COVID-19 variants, a surge in inflation, and Federal Reserve monetary policy turning less accommodative.
•	The portfolio’s index benefited most from its holdings in the information technology and financial sectors.
•	For the 10 years ended December 31, the portfolio’s average annual return was 16.39%, in line with its benchmark average of 16.55%.
•	Please note that the portfolio returns are different from those in Vanguard Variable Annuity (and other plans that invest in the portfolio), which take into account insurance-related expenses.
Market Barometer
	Average Annual Total Returns Periods Ended December 31, 2021
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	26.45%	26.21%	18.43%
Russell 2000 Index (Small-caps)	14.82	20.02	12.02
Russell 3000 Index (Broad U.S. market)	25.66	25.79	17.97
FTSE All-World ex US Index (International)	8.36	13.66	9.89
Bonds
Bloomberg U.S. Aggregate Bond Index (Broad taxable market)	-1.54%	4.79%	3.57%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	1.52	4.73	4.17
FTSE Three-Month U.S. Treasury Bill Index	0.05	0.95	1.11
CPI
Consumer Price Index	7.04%	3.53%	2.92%
1

About Your Portfolio’s Expenses
As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.
A portfolio‘s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your portfolio’s costs in two ways:
•	Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio‘s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the portfolio’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your portfolio’s current prospectus.
Six Months Ended December 31, 2021
Equity Index Portfolio	Beginning Account Value 6/30/2021	Ending Account Value 12/31/2021	Expenses Paid During Period
Based on Actual Portfolio Return	$1,000.00	$1,115.90	$0.75
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.50	0.71
The calculations are based on expenses incurred in the most recent six-month period. The portfolio's annualized six-month expense ratio for that period is 0.14%. The dollar amounts shown as ”Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).
2

Equity Index Portfolio
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.
Cumulative Performance: December 31, 2011, Through December 31, 2021
Initial Investment of $10,000
		Average Annual Total Returns Periods Ended December 31, 2021
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Equity Index Portfolio	28.55%	18.31%	16.39%	$45,617
S&P 500 Index	28.71	18.47	16.55	46,257
Dow Jones U.S. Total Stock Market Float Adjusted Index	25.66	17.92	16.24	45,050
See Financial Highlights for dividend and capital gains information.
3

Equity Index Portfolio
Portfolio Allocation
As of December 31, 2021
Communication Services	10.1%
Consumer Discretionary	12.5
Consumer Staples	5.9
Energy	2.7
Financials	10.7
Health Care	13.3
Industrials	7.8
Information Technology	29.2
Materials	2.5
Real Estate	2.8
Utilities	2.5
The table reflects the portfolio’s investments, except for short-term investments and derivatives. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.
The portfolio may invest in derivatives (such as futures and swap contracts) for various reasons, including, but not limited to, attempting to remain fully invested and tracking its target index as closely as possible.
The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
4

Equity Index Portfolio
Financial Statements
Schedule of Investments
As of December 31, 2021
The portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The portfolio’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (99.5%)
Communication Services (10.1%)
*	Alphabet Inc. Class A	69,245	200,606
*	Alphabet Inc. Class C	64,601	186,929
*	Meta Platforms Inc. Class A	545,673	183,537
*	Walt Disney Co.	419,038	64,905
*	Netflix Inc.	102,146	61,537
	Comcast Corp. Class A	1,051,438	52,919
	Verizon Communications Inc.	954,740	49,608
	AT&T Inc.	1,646,722	40,509
*	Charter Communications Inc. Class A	28,528	18,599
*	T-Mobile US Inc.	135,385	15,702
	Activision Blizzard Inc.	179,609	11,949
*	Match Group Inc.	65,280	8,633
	Electronic Arts Inc.	65,214	8,602
*	Twitter Inc.	184,394	7,970
*	Take-Two Interactive Software Inc.	26,584	4,725
	ViacomCBS Inc. Class B	139,925	4,223
*	Live Nation Entertainment Inc.	31,151	3,728
	Omnicom Group Inc.	49,005	3,591
	Interpublic Group of Cos. Inc.	91,004	3,408
	Fox Corp. Class A	73,854	2,725
	Lumen Technologies Inc.	212,457	2,666
	News Corp. Class A	90,675	2,023
*	DISH Network Corp. Class A	57,309	1,859
*	Discovery Inc. Class C	69,813	1,599
	Fox Corp. Class B	33,934	1,163
*	Discovery Inc. Class A	38,911	916
	News Corp. Class B	28,325	637
			945,268
Consumer Discretionary (12.5%)
*	Amazon.com Inc.	100,577	335,358
*	Tesla Inc.	187,586	198,237
	Home Depot Inc.	243,377	101,004
	NIKE Inc. Class B	294,671	49,113
	McDonald's Corp.	172,318	46,193
	Lowe's Cos. Inc.	159,689	41,276
	Starbucks Corp.	272,112	31,829
	Target Corp.	112,548	26,048
*	Booking Holdings Inc.	9,469	22,718
	TJX Cos. Inc.	277,232	21,047
*	General Motors Co.	334,807	19,630
	Ford Motor Co.	905,220	18,801
	Dollar General Corp.	53,808	12,690
*	Chipotle Mexican Grill Inc.	6,488	11,343
*	O'Reilly Automotive Inc.	15,542	10,976
*	Marriott International Inc. Class A	63,087	10,425
*	Aptiv plc	62,390	10,291
*	AutoZone Inc.	4,837	10,140
*	Hilton Worldwide Holdings Inc.	64,272	10,026
	eBay Inc.	144,360	9,600
	Yum! Brands Inc.	67,597	9,387
	Ross Stores Inc.	81,969	9,367
	DR Horton Inc.	75,161	8,151
*	Dollar Tree Inc.	51,868	7,288
	Lennar Corp. Class A	61,862	7,186
*	Etsy Inc.	29,235	6,401
	Tractor Supply Co.	26,219	6,256
*	Expedia Group Inc.	33,669	6,085
		Shares	Market Value• ($000)
	VF Corp.	75,188	5,505
	Pool Corp.	9,255	5,238
	Best Buy Co. Inc.	51,059	5,188
*	Ulta Beauty Inc.	12,538	5,170
*	CarMax Inc.	37,346	4,864
	Garmin Ltd.	35,073	4,776
	Domino's Pizza Inc.	8,390	4,735
*	Caesars Entertainment Inc.	49,299	4,611
	Genuine Parts Co.	32,796	4,598
	Darden Restaurants Inc.	29,971	4,515
*	NVR Inc.	755	4,461
	Bath & Body Works Inc.	60,888	4,249
	MGM Resorts International	89,758	4,028
*	Royal Caribbean Cruises Ltd.	51,798	3,983
*	Carnival Corp.	185,509	3,732
	LKQ Corp.	61,853	3,713
	Advance Auto Parts Inc.	14,536	3,487
	PulteGroup Inc.	58,366	3,336
	Whirlpool Corp.	14,004	3,286
	Hasbro Inc.	29,943	3,048
*	Las Vegas Sands Corp.	79,066	2,976
	Tapestry Inc.	63,443	2,576
	BorgWarner Inc.	55,139	2,485
*	Mohawk Industries Inc.	12,648	2,304
*	Wynn Resorts Ltd.	24,257	2,063
*	Penn National Gaming Inc.	38,423	1,992
	Newell Brands Inc.	87,387	1,909
*	Norwegian Cruise Line Holdings Ltd.	85,212	1,767
	PVH Corp.	16,360	1,745
	Ralph Lauren Corp.	11,295	1,343
*	Under Armour Inc. Class A	43,163	915
*	Under Armour Inc. Class C	49,993	902
	Gap Inc.	48,937	864
	Lennar Corp. Class B	1,027	98
			1,167,328
Consumer Staples (5.8%)
	Procter & Gamble Co.	558,040	91,284
	Costco Wholesale Corp.	101,887	57,841
	PepsiCo Inc.	318,861	55,389
	Coca-Cola Co.	896,495	53,082
	Walmart Inc.	327,957	47,452
	Philip Morris International Inc.	358,973	34,102
	Mondelez International Inc. Class A	321,755	21,336
	Altria Group Inc.	423,567	20,073
	Estee Lauder Cos. Inc. Class A	53,434	19,781
	Colgate-Palmolive Co.	194,340	16,585
	Kimberly-Clark Corp.	77,629	11,095
	Constellation Brands Inc. Class A	37,885	9,508
	General Mills Inc.	139,688	9,412
	Sysco Corp.	118,217	9,286
	Archer-Daniels-Midland Co.	128,943	8,715
	Walgreens Boots Alliance Inc.	165,682	8,642
*	Monster Beverage Corp.	86,640	8,321
	Kroger Co.	155,972	7,059
	Hershey Co.	33,538	6,489
	Tyson Foods Inc. Class A	68,013	5,928
	Kraft Heinz Co.	163,796	5,880
	Church & Dwight Co. Inc.	56,277	5,768
	McCormick & Co. Inc. (Non-Voting)	57,500	5,555
5

Equity Index Portfolio
		Shares	Market Value• ($000)
	Clorox Co.	28,344	4,942
	Kellogg Co.	59,060	3,805
	Conagra Brands Inc.	110,421	3,771
	J M Smucker Co.	25,043	3,401
	Hormel Foods Corp.	65,201	3,183
	Brown-Forman Corp. Class B	42,024	3,062
	Lamb Weston Holdings Inc.	33,800	2,142
	Campbell Soup Co.	46,827	2,035
	Molson Coors Beverage Co. Class B	43,319	2,008
			546,932
Energy (2.7%)
	Exxon Mobil Corp.	976,260	59,737
	Chevron Corp.	444,522	52,165
	ConocoPhillips	304,133	21,952
	EOG Resources Inc.	134,914	11,984
	Schlumberger NV	323,455	9,687
	Pioneer Natural Resources Co.	52,351	9,522
	Marathon Petroleum Corp.	141,942	9,083
	Phillips 66	101,029	7,321
	Williams Cos. Inc.	280,149	7,295
	Kinder Morgan Inc.	449,620	7,131
	Valero Energy Corp.	94,287	7,082
	Devon Energy Corp.	145,234	6,398
	ONEOK Inc.	102,814	6,041
	Occidental Petroleum Corp.	204,622	5,932
	Baker Hughes Co.	201,554	4,849
	Halliburton Co.	206,385	4,720
	Hess Corp.	63,619	4,710
	Diamondback Energy Inc.	39,308	4,239
	Coterra Energy Inc.	187,713	3,567
	Marathon Oil Corp.	179,483	2,947
	APA Corp.	83,746	2,252
			248,614
Financials (10.6%)
*	Berkshire Hathaway Inc. Class B	390,104	116,641
	JPMorgan Chase & Co.	681,497	107,915
	Bank of America Corp.	1,660,816	73,890
	Wells Fargo & Co.	919,472	44,116
	Morgan Stanley	331,025	32,493
	BlackRock Inc.	32,928	30,148
	Goldman Sachs Group Inc.	78,045	29,856
	Charles Schwab Corp.	346,671	29,155
	Citigroup Inc.	457,587	27,634
	S&P Global Inc.	55,571	26,226
	American Express Co.	144,679	23,669
	Marsh & McLennan Cos. Inc.	116,409	20,234
	PNC Financial Services Group Inc.	97,462	19,543
	Chubb Ltd.	99,332	19,202
	CME Group Inc.	82,869	18,932
	Truist Financial Corp.	307,816	18,023
	Intercontinental Exchange Inc.	129,905	17,767
	US Bancorp	311,153	17,477
	Aon plc Class A	50,808	15,271
	Moody's Corp.	37,302	14,569
	Capital One Financial Corp.	98,152	14,241
	Progressive Corp.	134,914	13,849
	MSCI Inc.	19,010	11,647
	American International Group Inc.	191,476	10,887
	MetLife Inc.	164,893	10,304
	T. Rowe Price Group Inc.	51,813	10,188
	Bank of New York Mellon Corp.	175,168	10,174
*	Berkshire Hathaway Inc. Class A	21	9,464
	Prudential Financial Inc.	87,177	9,436
*	SVB Financial Group	13,533	9,179
	Travelers Cos. Inc.	56,730	8,874
	First Republic Bank	41,337	8,536
	Aflac Inc.	140,351	8,195
	Arthur J Gallagher & Co.	47,796	8,110
		Shares	Market Value• ($000)
	State Street Corp.	84,301	7,840
	Discover Financial Services	67,578	7,809
	Ameriprise Financial Inc.	25,792	7,780
	Allstate Corp.	66,107	7,777
	Fifth Third Bancorp	157,657	6,866
	Willis Towers Watson plc	28,733	6,824
	Synchrony Financial	126,192	5,854
	Northern Trust Corp.	47,928	5,733
	Nasdaq Inc.	27,006	5,672
	Hartford Financial Services Group Inc.	78,481	5,418
	Huntington Bancshares Inc.	333,510	5,143
	KeyCorp	214,651	4,965
	Regions Financial Corp.	219,522	4,786
	Citizens Financial Group Inc.	98,371	4,648
	M&T Bank Corp.	29,713	4,563
	Signature Bank	13,981	4,522
	Raymond James Financial Inc.	42,779	4,295
	FactSet Research Systems Inc.	8,676	4,217
	Principal Financial Group Inc.	56,831	4,111
	Cincinnati Financial Corp.	34,632	3,946
	Brown & Brown Inc.	54,035	3,798
	MarketAxess Holdings Inc.	8,785	3,613
	Cboe Global Markets Inc.	24,658	3,215
	Lincoln National Corp.	39,167	2,674
	Loews Corp.	46,207	2,669
	W R Berkley Corp.	32,122	2,647
	Comerica Inc.	30,223	2,629
	Everest Re Group Ltd.	9,076	2,486
	Zions Bancorp NA	36,054	2,277
	Franklin Resources Inc.	64,961	2,176
	Assurant Inc.	13,131	2,047
	Globe Life Inc.	21,432	2,009
	Invesco Ltd.	78,918	1,817
	People's United Financial Inc.	98,735	1,759
			994,430
Health Care (13.2%)
	UnitedHealth Group Inc.	217,195	109,062
	Johnson & Johnson	607,080	103,853
	Pfizer Inc.	1,294,334	76,430
	Thermo Fisher Scientific Inc.	90,870	60,632
	Abbott Laboratories	407,714	57,382
	AbbVie Inc.	407,684	55,200
	Eli Lilly & Co.	183,090	50,573
	Danaher Corp.	146,659	48,252
	Merck & Co. Inc.	582,480	44,641
	Medtronic plc	310,349	32,106
	Bristol-Myers Squibb Co.	511,836	31,913
	CVS Health Corp.	304,417	31,404
*	Intuitive Surgical Inc.	82,318	29,577
	Amgen Inc.	129,894	29,222
	Zoetis Inc.	109,100	26,624
	Anthem Inc.	55,971	25,945
	Gilead Sciences Inc.	289,278	21,004
	Stryker Corp.	77,423	20,704
*	Moderna Inc.	81,343	20,660
*	Edwards Lifesciences Corp.	143,970	18,651
	Cigna Corp.	76,429	17,550
	Becton Dickinson & Co.	66,226	16,655
*	Regeneron Pharmaceuticals Inc.	24,380	15,396
	HCA Healthcare Inc.	55,228	14,189
*	Boston Scientific Corp.	328,605	13,959
	Humana Inc.	29,641	13,749
*	Illumina Inc.	36,043	13,712
*	IDEXX Laboratories Inc.	19,566	12,883
*	Vertex Pharmaceuticals Inc.	58,632	12,876
*	IQVIA Holdings Inc.	44,067	12,433
*	Dexcom Inc.	22,350	12,001
	Agilent Technologies Inc.	69,787	11,142
*	Align Technology Inc.	16,899	11,106

6

Equity Index Portfolio
		Shares	Market Value• ($000)
*	Centene Corp.	134,559	11,088
	Baxter International Inc.	115,458	9,911
*	Mettler-Toledo International Inc.	5,301	8,997
	ResMed Inc.	33,603	8,753
	McKesson Corp.	35,210	8,752
*	Biogen Inc.	33,875	8,127
	West Pharmaceutical Services Inc.	17,083	8,012
*	Laboratory Corp. of America Holdings	22,070	6,935
	Cerner Corp.	67,734	6,290
	Zimmer Biomet Holdings Inc.	48,174	6,120
	PerkinElmer Inc.	29,101	5,851
	STERIS plc	23,065	5,614
*	Waters Corp.	14,059	5,238
*	Catalent Inc.	39,472	5,054
	Quest Diagnostics Inc.	28,287	4,894
	Cooper Cos. Inc.	11,371	4,764
	Bio-Techne Corp.	9,061	4,688
	AmerisourceBergen Corp.	34,557	4,592
*	Hologic Inc.	58,535	4,481
*	Charles River Laboratories International Inc.	11,641	4,386
	Viatris Inc.	279,573	3,783
*	ABIOMED Inc.	10,495	3,770
*	Bio-Rad Laboratories Inc. Class A	4,983	3,765
	Teleflex Inc.	10,819	3,554
	Cardinal Health Inc.	64,963	3,345
*	Incyte Corp.	43,170	3,169
	DENTSPLY SIRONA Inc.	50,379	2,811
*	Henry Schein Inc.	31,886	2,472
	Universal Health Services Inc. Class B	16,859	2,186
	Organon & Co.	58,705	1,788
*	DaVita Inc.	15,035	1,710
			1,236,386
Industrials (7.7%)
	Union Pacific Corp.	148,253	37,349
	United Parcel Service Inc. Class B	168,145	36,040
	Honeywell International Inc.	158,780	33,107
	Raytheon Technologies Corp.	345,156	29,704
	Caterpillar Inc.	124,745	25,790
*	Boeing Co.	127,391	25,646
	General Electric Co.	253,227	23,922
	3M Co.	132,874	23,602
	Deere & Co.	65,067	22,311
	Lockheed Martin Corp.	56,595	20,114
	CSX Corp.	511,486	19,232
	Norfolk Southern Corp.	56,117	16,707
	Illinois Tool Works Inc.	65,843	16,250
	Eaton Corp. plc	91,909	15,884
	Waste Management Inc.	88,747	14,812
	FedEx Corp.	56,358	14,576
	Northrop Grumman Corp.	34,363	13,301
	Johnson Controls International plc	163,459	13,291
	Emerson Electric Co.	137,838	12,815
	IHS Markit Ltd.	91,968	12,224
	Roper Technologies Inc.	24,324	11,964
	General Dynamics Corp.	53,447	11,142
	Trane Technologies plc	54,783	11,068
	Carrier Global Corp.	199,880	10,842
	L3Harris Technologies Inc.	45,243	9,648
	Parker-Hannifin Corp.	29,772	9,471
	Rockwell Automation Inc.	26,742	9,329
	Cintas Corp.	20,269	8,983
	Otis Worldwide Corp.	97,934	8,527
	Verisk Analytics Inc.	37,187	8,506
	Fastenal Co.	132,646	8,497
	Equifax Inc.	28,131	8,236
	AMETEK Inc.	53,332	7,842
	Old Dominion Freight Line Inc.	21,483	7,699
*	TransDigm Group Inc.	12,073	7,682
*	Copart Inc.	49,205	7,460
		Shares	Market Value• ($000)
	Cummins Inc.	32,942	7,186
	Stanley Black & Decker Inc.	37,597	7,092
	PACCAR Inc.	80,066	7,067
	Republic Services Inc.	48,193	6,721
	Fortive Corp.	82,700	6,309
	Dover Corp.	33,214	6,032
*	Southwest Airlines Co.	136,532	5,849
	Ingersoll Rand Inc.	93,993	5,815
*	Delta Air Lines Inc.	147,670	5,771
*	United Rentals Inc.	16,702	5,550
	Expeditors International of Washington Inc.	39,073	5,247
	WW Grainger Inc.	9,980	5,172
*	Generac Holdings Inc.	14,570	5,127
	Xylem Inc.	41,588	4,987
	Jacobs Engineering Group Inc.	30,099	4,191
	IDEX Corp.	17,553	4,148
	Westinghouse Air Brake Technologies Corp.	43,082	3,968
	JB Hunt Transport Services Inc.	19,354	3,956
	Masco Corp.	56,289	3,953
	Textron Inc.	50,817	3,923
	Quanta Services Inc.	32,852	3,767
	Fortune Brands Home & Security Inc.	31,300	3,346
*	United Airlines Holdings Inc.	74,850	3,277
	CH Robinson Worldwide Inc.	29,965	3,225
	Leidos Holdings Inc.	32,347	2,876
	Robert Half International Inc.	25,747	2,871
	Howmet Aerospace Inc.	88,761	2,825
	Pentair plc	38,140	2,785
	Allegion plc	20,621	2,731
*	American Airlines Group Inc.	148,867	2,674
	Snap-on Inc.	12,410	2,673
	A O Smith Corp.	30,690	2,635
	Rollins Inc.	52,364	1,791
	Huntington Ingalls Industries Inc.	9,264	1,730
	Nielsen Holdings plc	82,533	1,693
*	Alaska Air Group Inc.	28,806	1,501
			724,037
Information Technology (29.0%)
	Apple Inc.	3,594,208	638,224
	Microsoft Corp.	1,731,367	582,294
	NVIDIA Corp.	576,509	169,557
	Visa Inc. Class A	386,720	83,806
	Mastercard Inc. Class A	200,045	71,880
	Broadcom Inc.	94,921	63,161
*	Adobe Inc.	109,721	62,218
	Cisco Systems Inc.	972,592	61,633
	Accenture plc Class A	145,658	60,383
*	salesforce.com Inc.	225,760	57,372
*	PayPal Holdings Inc.	270,942	51,094
	Intel Corp.	937,869	48,300
	QUALCOMM Inc.	258,275	47,231
	Intuit Inc.	65,299	42,002
	Texas Instruments Inc.	212,969	40,138
*	Advanced Micro Devices Inc.	278,477	40,073
	Applied Materials Inc.	208,219	32,765
	Oracle Corp.	371,934	32,436
*	ServiceNow Inc.	45,889	29,787
	International Business Machines Corp.	206,803	27,641
	Micron Technology Inc.	257,959	24,029
	Automatic Data Processing Inc.	97,171	23,960
	Lam Research Corp.	32,469	23,350
	Analog Devices Inc.	123,931	21,783
	Fidelity National Information Services Inc.	140,419	15,327
	KLA Corp.	34,964	15,038
*	Autodesk Inc.	50,697	14,255
*	Fiserv Inc.	137,062	14,226
	NXP Semiconductors NV	61,325	13,969
*	Synopsys Inc.	35,167	12,959
	TE Connectivity Ltd.	75,249	12,141

7

Equity Index Portfolio
		Shares	Market Value• ($000)
	Xilinx Inc.	57,162	12,120
	Amphenol Corp. Class A	137,910	12,062
*	Cadence Design Systems Inc.	63,907	11,909
*	Fortinet Inc.	31,293	11,247
	Microchip Technology Inc.	127,952	11,139
	Cognizant Technology Solutions Corp. Class A	121,120	10,746
	Motorola Solutions Inc.	38,937	10,579
	Paychex Inc.	74,003	10,101
	HP Inc.	265,774	10,012
	Global Payments Inc.	66,907	9,044
*	Keysight Technologies Inc.	42,476	8,772
*	EPAM Systems Inc.	13,079	8,743
*	ANSYS Inc.	20,120	8,071
*	Arista Networks Inc.	51,724	7,435
*	Zebra Technologies Corp. Class A	12,323	7,335
	Corning Inc.	177,253	6,599
	CDW Corp.	31,297	6,409
*	Gartner Inc.	18,964	6,340
	Teradyne Inc.	37,587	6,147
	Skyworks Solutions Inc.	38,094	5,910
*	Enphase Energy Inc.	31,110	5,691
*	VeriSign Inc.	22,284	5,656
	Seagate Technology Holdings plc	47,232	5,336
*	Tyler Technologies Inc.	9,448	5,083
*	Trimble Inc.	57,865	5,045
	Monolithic Power Systems Inc.	9,991	4,929
	Broadridge Financial Solutions Inc.	26,878	4,914
	Hewlett Packard Enterprise Co.	301,644	4,757
	NetApp Inc.	51,514	4,739
*	Teledyne Technologies Inc.	10,759	4,700
*	Western Digital Corp.	71,859	4,686
*	Paycom Software Inc.	11,100	4,609
*	Akamai Technologies Inc.	37,441	4,382
*	FleetCor Technologies Inc.	18,722	4,191
*	Qorvo Inc.	25,413	3,974
	NortonLifeLock Inc.	134,402	3,492
*	F5 Inc.	13,946	3,413
*	SolarEdge Technologies Inc.	12,111	3,398
*	Ceridian HCM Holding Inc.	31,402	3,280
*	PTC Inc.	24,295	2,943
	Jack Henry & Associates Inc.	17,113	2,858
	Citrix Systems Inc.	28,781	2,722
	Juniper Networks Inc.	74,901	2,675
*	DXC Technology Co.	58,184	1,873
*	IPG Photonics Corp.	8,283	1,426
*	GreenSky Inc. Class A	7,833	89
			2,714,613
Materials (2.6%)
	Linde plc	118,203	40,949
	Sherwin-Williams Co.	55,630	19,591
	Air Products and Chemicals Inc.	51,052	15,533
	Freeport-McMoRan Inc.	338,659	14,132
	Ecolab Inc.	57,500	13,489
	Newmont Corp.	183,785	11,398
	Dow Inc.	170,574	9,675
	DuPont de Nemours Inc.	119,491	9,653
	PPG Industries Inc.	54,751	9,441
	International Flavors & Fragrances Inc.	58,700	8,843
	Corteva Inc.	168,105	7,948
	Nucor Corp.	65,916	7,524
	Ball Corp.	74,701	7,192
	Vulcan Materials Co.	30,604	6,353
	Martin Marietta Materials Inc.	14,388	6,338
	Albemarle Corp.	26,976	6,306
	LyondellBasell Industries NV Class A	60,568	5,586
	Amcor plc	352,933	4,239
	Celanese Corp.	25,106	4,219
	International Paper Co.	89,333	4,197
	Avery Dennison Corp.	19,059	4,128
		Shares	Market Value• ($000)
	Eastman Chemical Co.	31,005	3,749
	CF Industries Holdings Inc.	49,464	3,501
	Mosaic Co.	85,184	3,347
	FMC Corp.	29,229	3,212
	Packaging Corp. of America	21,977	2,992
	Westrock Co.	61,428	2,725
	Sealed Air Corp.	34,178	2,306
			238,566
Real Estate (2.8%)
	American Tower Corp.	105,019	30,718
	Prologis Inc.	170,489	28,703
	Crown Castle International Corp.	99,663	20,804
	Equinix Inc.	20,763	17,562
	Public Storage	35,178	13,176
	Simon Property Group Inc.	75,776	12,107
	Digital Realty Trust Inc.	65,438	11,574
	SBA Communications Corp.	25,083	9,758
	Realty Income Corp.	130,442	9,338
	Welltower Inc.	100,372	8,609
*	CBRE Group Inc. Class A	77,206	8,378
	AvalonBay Communities Inc.	32,222	8,139
	Alexandria Real Estate Equities Inc.	32,515	7,249
	Equity Residential	78,695	7,122
	Weyerhaeuser Co.	172,898	7,120
	Extra Space Storage Inc.	30,872	7,000
	Mid-America Apartment Communities Inc.	26,546	6,091
	Duke Realty Corp.	87,794	5,763
	Essex Property Trust Inc.	15,008	5,286
	Ventas Inc.	92,040	4,705
	Healthpeak Properties Inc.	124,467	4,492
	UDR Inc.	66,989	4,019
	Boston Properties Inc.	32,840	3,782
	Kimco Realty Corp.	142,096	3,503
	Iron Mountain Inc.	66,927	3,502
*	Host Hotels & Resorts Inc.	164,185	2,855
	Regency Centers Corp.	35,511	2,676
	Federal Realty Investment Trust	16,153	2,202
	Vornado Realty Trust	36,554	1,530
			257,763
Utilities (2.5%)
	NextEra Energy Inc.	452,466	42,242
	Duke Energy Corp.	177,363	18,605
	Southern Co.	244,347	16,757
	Dominion Energy Inc.	186,746	14,671
	Exelon Corp.	225,593	13,030
	American Electric Power Co. Inc.	116,110	10,330
	Sempra Energy	73,632	9,740
	Xcel Energy Inc.	124,184	8,407
	American Water Works Co. Inc.	41,857	7,905
	Public Service Enterprise Group Inc.	116,600	7,781
	Eversource Energy	79,261	7,211
	WEC Energy Group Inc.	72,726	7,060
	Consolidated Edison Inc.	81,566	6,959
	Edison International	87,591	5,978
	DTE Energy Co.	44,705	5,344
	Ameren Corp.	59,387	5,286
	Entergy Corp.	46,377	5,224
	FirstEnergy Corp.	125,584	5,223
	PPL Corp.	173,068	5,203
	CMS Energy Corp.	66,873	4,350
	CenterPoint Energy Inc.	144,964	4,046
	AES Corp.	154,018	3,743
	Evergy Inc.	52,979	3,635
	Alliant Energy Corp.	57,828	3,555
	Atmos Energy Corp.	30,517	3,197
	NiSource Inc.	90,422	2,497
	NRG Energy Inc.	56,496	2,434

8

Equity Index Portfolio
	Shares	Market Value• ($000)
Pinnacle West Capital Corp.	26,020	1,837
		232,250
Total Common Stocks (Cost $4,198,141)		9,306,187
Temporary Cash Investments (0.4%)
Money Market Fund (0.4%)
[1] Vanguard Market Liquidity Fund, 0.090% (Cost $40,620)	406,206	40,616
Total Investments (99.9%) (Cost $4,238,761)		9,346,803
Other Assets and Liabilities—Net (0.1%)		7,142
Net Assets (100%)		9,353,945
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	March 2022	199	47,347	1,074
See accompanying Notes, which are an integral part of the Financial Statements.
9

Equity Index Portfolio
Statement of Assets and Liabilities
As of December 31, 2021
($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $4,198,141)	9,306,187
Affiliated Issuers (Cost $40,620)	40,616
Total Investments in Securities	9,346,803
Investment in Vanguard	293
Cash Collateral Pledged—Futures Contracts	2,294
Receivables for Accrued Income	5,619
Receivables for Capital Shares Issued	1,221
Total Assets	9,356,230
Liabilities
Due to Custodian	12
Payables for Investment Securities Purchased	3
Payables for Capital Shares Redeemed	1,567
Payables to Vanguard	566
Variation Margin Payable—Futures Contracts	137
Total Liabilities	2,285
Net Assets	9,353,945
At December 31, 2021, net assets consisted of:

Paid-in Capital	3,785,868
Total Distributable Earnings (Loss)	5,568,077
Net Assets	9,353,945

Net Assets
Applicable to 142,881,564 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	9,353,945
Net Asset Value Per Share	$65.47
See accompanying Notes, which are an integral part of the Financial Statements.
10

Equity Index Portfolio
Statement of Operations

Year Ended December 31, 2021
($000)
Investment Income
Income
Dividends	117,358
Interest[1]	24
Securities Lending—Net	51
Total Income	117,433
Expenses
The Vanguard Group—Note B
Investment Advisory Services	1,268
Management and Administrative	9,918
Marketing and Distribution	473
Custodian Fees	47
Auditing Fees	73
Shareholders’ Reports	34
Trustees’ Fees and Expenses	2
Total Expenses	11,815
Net Investment Income	105,618
Realized Net Gain (Loss)
Investment Securities Sold[1]	348,866
Futures Contracts	10,372
Realized Net Gain (Loss)	359,238
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	1,644,395
Futures Contracts	(177)
Change in Unrealized Appreciation (Depreciation)	1,644,218
Net Increase (Decrease) in Net Assets Resulting from Operations	2,109,074
1	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the portfolio were $24,000, less than $1,000, $1,000, and ($4,000), respectively. Purchases and sales are for temporary cash investment purposes.
See accompanying Notes, which are an integral part of the Financial Statements.
11

Equity Index Portfolio
Statement of Changes in Net Assets

	Year Ended December 31,
	2021 ($000)	2020 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	105,618	112,820
Realized Net Gain (Loss)	359,238	311,521
Change in Unrealized Appreciation (Depreciation)	1,644,218	748,829
Net Increase (Decrease) in Net Assets Resulting from Operations	2,109,074	1,173,170
Distributions
Total Distributions	(418,079)	(242,631)
Capital Share Transactions
Issued	711,464	996,555
Issued in Lieu of Cash Distributions	418,079	242,631
Redeemed	(1,021,957)	(1,072,379)
Net Increase (Decrease) from Capital Share Transactions	107,586	166,807
Total Increase (Decrease)	1,798,581	1,097,346
Net Assets
Beginning of Period	7,555,364	6,458,018
End of Period	9,353,945	7,555,364
See accompanying Notes, which are an integral part of the Financial Statements.
12

Equity Index Portfolio
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended December 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$53.76	$47.70	$38.03	$41.17	$35.63
Investment Operations
Net Investment Income[1]	.738	.798	.805	.804	.699
Net Realized and Unrealized Gain (Loss) on Investments	13.978	7.014	10.791	(2.556)	6.734
Total from Investment Operations	14.716	7.812	11.596	(1.752)	7.433
Distributions
Dividends from Net Investment Income	(.754)	(.806)	(.834)	(.703)	(.699)
Distributions from Realized Capital Gains	(2.252)	(.946)	(1.092)	(.685)	(1.194)
Total Distributions	(3.006)	(1.752)	(1.926)	(1.388)	(1.893)
Net Asset Value, End of Period	$65.47	$53.76	$47.70	$38.03	$41.17
Total Return	28.55%	18.20%	31.30%	-4.51%	21.66%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$9,354	$7,555	$6,458	$4,934	$5,178
Ratio of Total Expenses to Average Net Assets	0.14%	0.14%	0.14%	0.14%	0.15%
Ratio of Net Investment Income to Average Net Assets	1.25%	1.73%	1.87%	1.94%	1.85%
Portfolio Turnover Rate	4%	8%	4%	5%	5%
1	Calculated based on average shares outstanding.
See accompanying Notes, which are an integral part of the Financial Statements.
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Equity Index Portfolio
Notes to Financial Statements
The Equity Index Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the portfolio and thus portfolio performance.
A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio's pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.
2. Futures Contracts: The portfolio uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The portfolio may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the portfolio trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended December 31, 2021, the portfolio’s average investments in long and short futures contracts represented 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The portfolio’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the portfolio’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the portfolio’s financial statements.
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Securities Lending: To earn additional income, the portfolio lends its securities to qualified institutional borrowers. Security loans are subject to termination by the portfolio at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The portfolio further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of
14

Equity Index Portfolio
prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the portfolio may experience delays and costs in recovering the securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the portfolio is entitled to all distributions made on or in respect of the loaned securities.
6. Credit Facilities and Interfund Lending Program: The portfolio and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the portfolio’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternative rate agreed to by the portfolio and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the portfolio may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the portfolio’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended December 31, 2021, the portfolio did not utilize the credit facilities or the Interfund Lending Program.
7. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
B.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the portfolio may invest up to 0.40% of its net assets as capital in Vanguard. At December 31, 2021, the portfolio had contributed to Vanguard capital in the amount of $293,000, representing less than 0.01% of the portfolio’s net assets and 0.12% of Vanguard’s capital received pursuant to the FSA. The portfolio’s trustees and officers are also directors and employees, respectively, of Vanguard.
15

Equity Index Portfolio
C.  Various inputs may be used to determine the value of the portfolio’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
At December 31, 2021, 100% of the market value of the portfolio's investments and derivatives was determined based on Level 1 inputs.
D.  Permanent differences between book-basis and tax-basis components of net assets, if any, are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share.
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; and the recognition of unrealized gains or losses from certain derivative contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	109,433
Undistributed Long-Term Gains	350,840
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	5,107,804
The tax character of distributions paid was as follows:
	Year Ended December 31,
	2021 Amount ($000)	2020 Amount ($000)
Ordinary Income*	108,293	115,359
Long-Term Capital Gains	309,786	127,272
Total	418,079	242,631
*	Includes short-term capital gains, if any.
As of December 31, 2021, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	4,238,999
Gross Unrealized Appreciation	5,424,278
Gross Unrealized Depreciation	(316,474)
Net Unrealized Appreciation (Depreciation)	5,107,804
E.  During the year ended December 31, 2021, the portfolio purchased $356,045,000 of investment securities and sold $540,573,000 of investment securities, other than temporary cash investments.
The portfolio purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended December 31, 2021, such purchases were $33,651,000 and sales were $23,765,000, resulting in net realized gain of $516,000; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
16

Equity Index Portfolio
F.  Capital shares issued and redeemed were:
	Year Ended December 31,
	2021 Shares (000)	2020 Shares (000)

Issued	11,966	22,103
Issued in Lieu of Cash Distributions	7,731	6,753
Redeemed	(17,343)	(23,722)
Net Increase (Decrease) in Shares Outstanding	2,354	5,134
At December 31, 2021, one shareholder (Total Stock Market Index Portfolio) was the record or beneficial owner of 41% of the portfolio’s net assets. If this shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio's expense ratio, cause the portfolio to incur higher transaction costs, or lead to the realization of taxable capital gains.
G.  Management has determined that no events or transactions occurred subsequent to December 31, 2021, that would require recognition or disclosure in these financial statements.
17

Report of Independent Registered
Public Accounting Firm
To the Board of Trustees of Vanguard Variable Insurance Funds and Shareholders of Equity Index Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Equity Index Portfolio (one of the portfolios constituting Vanguard Variable Insurance Funds, referred to hereafter as the "Portfolio") as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statement of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 16, 2022
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
18

Special 2021 tax information (unaudited) for corporate shareholders only for Equity Index Portfolio, a portfolio of Vanguard Variable Insurance Funds
This information for the fiscal year ended December 31, 2021, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.
The portfolio distributed $309,786,000 as capital gain dividend (20% rate gain distributions) to shareholders during the fiscal year.
For corporate shareholders, 96.1% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.
19

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S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY VANGUARD, OWNERS OF THE VANGUARD EQUITY INDEX PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND VANGUARD, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.
20

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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 217 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA. Trustee and vice chair of The Shipley School.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the board of directors of Out & Equal (2002–2006), the advisory board of the University of California, Berkeley School of Engineering (2020–present), and the advisory board of Santa Clara University’s Leavey School of Business (2018–present).
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.
Amy Gutmann
Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: adjunct professor of finance at the University of Notre Dame (2020–present). Chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Assistant professor (retired June 2020) of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of superintendence of the Institute for the Works of Religion, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law (2021–present), professor (2020–present), Distinguished Fellow of the Global Financial Markets Center (2020–present), and Rubenstein Fellow (2017–2020) at Duke University. Trustee (2017–present) of Amherst College and member of Amherst College Investment Committee (2019–present). Member of the Regenerative Crisis Response Committee (2020–present).

1 Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

David A. Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company (2013–present). Trustee of Common Fund (2019–present).
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.
Executive Officers
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
David Cermak
Born in 1960. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present) of each of the investment companies served by Vanguard. Managing director and head (2017–present) of Vanguard Investments Singapore. Managing director and head (2017–2019) of Vanguard Investments Hong Kong. Representative director and head (2014–2017) of Vanguard Investments Japan.
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
John E. Schadl
Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
John T. Marcante	Lauren Valente
Chris D. McIsaac

Connect with Vanguard®>vanguard.com
Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
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Who Are Deaf or Hard of Hearing > 800-749-7273
This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your portfolio on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
Source for Bloomberg indexes: Bloomberg Index Services Limited. Copyright 2022, Bloomberg. All rights reserved.
© 2022 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q690EQUX 022022

Annual Report  |  December 31, 2021
Vanguard Variable Insurance Funds
Global Bond Index Portfolio
(with underlying Total Bond Market Index Portfolio)

Contents
Global Bond Index Portfolio (with underlying Total Bond Index Portfolio)	1
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your portfolio are spelled out in the prospectus.

Your Portfolio’s Performance at a Glance
•	For the 12 months ended December 31, 2021, the Global Bond Index Portfolio returned –1.84%. It performed in line with the –1.73% return of its benchmark, the Global Bond Composite Index.
•	The global economy continued to heal over the 12 months ended December 31, 2021. Vaccination programs started rolling out in developed countries shortly after the period began, helping some of the hardest-hit sectors such as hospitality, leisure, and travel begin to rebound, and more workers returned to the labor force. Bond yields moved higher across much of the developed world, however, amid the spread of new COVID-19 variants, a surge in inflation, and many central banks’ adoption of less accommodative monetary stances.
•	U.S. bonds, which make up about 70% of the benchmark, returned –1.58%. Japanese bonds, the second-largest component, were slightly positive at 0.22%. However, French, German, Italian, and U.K. bonds were all negative. Lower-quality bonds outperformed their higher-quality counterparts.
•	Please note that the portfolio returns are different from those in Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.
Market Barometer
	Average Annual Total Returns Periods Ended December 31, 2021
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	26.45%	26.21%	18.43%
Russell 2000 Index (Small-caps)	14.82	20.02	12.02
Russell 3000 Index (Broad U.S. market)	25.66	25.79	17.97
FTSE All-World ex US Index (International)	8.36	13.66	9.89
Bonds
Bloomberg U.S. Aggregate Bond Index (Broad taxable market)	-1.54%	4.79%	3.57%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	1.52	4.73	4.17
FTSE Three-Month U.S. Treasury Bill Index	0.05	0.95	1.11
CPI
Consumer Price Index	7.04%	3.53%	2.92%
1

About Your Portfolio’s Expenses
As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.
A portfolio‘s expenses are expressed as a percentage of its average net assets. The Global Bond Index Portfolio has no direct expenses, but bears its proportionate share of the costs for the underlying funds in which it invests. These indirect expenses make up the acquired fund fees and expenses, also expressed as a percentage of average net assets. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs were calculated using the acquired fund fees and expenses for the Global Bond Index Portfolio.
The accompanying table illustrates your portfolio’s costs in two ways:
•	Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio‘s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the portfolio’s expenses in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your portfolio’s current prospectus.
Six Months Ended December 31, 2021
Global Bond Index Portfolio	Beginning Account Value 6/30/2021	Ending Account Value 12/31/2021	Expenses Paid During Period
Based on Actual Portfolio Return	$1,000.00	$999.10	$0.66
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.55	0.66
The calculations are based on acquired fund fees and expenses for the most recent six-month period. The underlying portfolio's annualized expense figure for that period is 0.13%. The dollar amounts shown as ”Expenses Paid” are equal to the annualized average weighted expense ratio for the underlying funds multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).
2

Global Bond Index Portfolio
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.
Cumulative Performance: September 7, 2017, Through December 31, 2021
Initial Investment of $10,000
		Average Annual Total Returns Periods Ended December 31, 2021
	One Year	Since Inception (9/7/2017)	Final Value of a $10,000 Investment
Global Bond Index Portfolio	-1.84%	3.13%	$11,423
Global Bond Composite Index	-1.73	3.27	11,491
Global Bond Composite Index: Weighted 70% Bloomberg U.S. Aggregate Float Adjusted Index and 30% Bloomberg Global Aggregate ex-USD Float Adjusted RIC Capped Index (USD Hedged).
“Since Inception” performance is calculated from the portfolio’s inception date for both the portfolio and its comparative standard(s).
See Financial Highlights for dividend and capital gains information.
3

Global Bond Index Portfolio
Underlying Vanguard Funds
As of December 31, 2021
Vanguard Variable Insurance Funds—Total Bond Market Index Portfolio	70.0%
Vanguard Total International Bond Index Fund Admiral Shares	30.0
The table reflects the portfolio's investments, except for short-term investments.
4

Global Bond Index Portfolio
Financial Statements
Schedule of Investments
As of December 31, 2021
The portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The portfolio’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
	Shares	Market Value• ($000)
Investment Companies (100.0%)
U.S. Bond Fund (70.0%)
Vanguard Variable Insurance Funds—Total Bond Market Index Portfolio	26,669,655	325,903
International Bond Fund (30.0%)
Vanguard Total International Bond Index Fund Admiral Shares	6,329,141	139,621
Total Investment Companies (Cost $470,443)		465,524
Temporary Cash Investments (0.0%)
Money Market Fund (0.0%)
[1] Vanguard Market Liquidity Fund, 0.090% (Cost $88)	882	88
Total Investments (100.0%) (Cost $470,531)		465,612
Other Assets and Liabilities—Net (0.0%)		(157)
Net Assets (100%)		465,455
Cost is in $000.
•	See Note A in Notes to Financial Statements.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.
5

Global Bond Index Portfolio
Statement of Assets and Liabilities
As of December 31, 2021
($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value—Affiliated Funds (Cost $470,531)	465,612
Receivables for Capital Shares Issued	14
Total Assets	465,626
Liabilities
Payables for Investment Securities Purchased	88
Payables for Capital Shares Redeemed	83
Total Liabilities	171
Net Assets	465,455
At December 31, 2021, net assets consisted of:

Paid-in Capital	455,016
Total Distributable Earnings (Loss)	10,439
Net Assets	465,455

Net Assets
Applicable to 21,855,132 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	465,455
Net Asset Value Per Share	$21.30
See accompanying Notes, which are an integral part of the Financial Statements.
6

Global Bond Index Portfolio
Statement of Operations

Year Ended December 31, 2021
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	10,505
Net Investment Income—Note B	10,505
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	3,482
Affiliated Funds Sold	1,737
Realized Net Gain (Loss)	5,219
Change in Unrealized Appreciation (Depreciation) from Affiliated Funds	(24,136)
Net Increase (Decrease) in Net Assets Resulting from Operations	(8,412)
See accompanying Notes, which are an integral part of the Financial Statements.
7

Global Bond Index Portfolio
Statement of Changes in Net Assets

	Year Ended December 31,
	2021 ($000)	2020 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	10,505	8,049
Realized Net Gain (Loss)	5,219	5,867
Change in Unrealized Appreciation (Depreciation)	(24,136)	10,779
Net Increase (Decrease) in Net Assets Resulting from Operations	(8,412)	24,695
Distributions
Total Distributions	(13,731)	(7,540)
Capital Share Transactions
Issued	95,558	267,805
Issued in Lieu of Cash Distributions	13,731	7,540
Redeemed	(59,338)	(86,908)
Net Increase (Decrease) from Capital Share Transactions	49,951	188,437
Total Increase (Decrease)	27,808	205,592
Net Assets
Beginning of Period	437,647	232,055
End of Period	465,455	437,647
See accompanying Notes, which are an integral part of the Financial Statements.
8

Global Bond Index Portfolio
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended December 31,				September 7, 2017[1] to December 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$22.40	$21.41	$20.07	$19.97	$20.00
Investment Operations
Net Investment Income[2]	.498	.437	.571	.462	.164
Capital Gain Distributions Received[2]	.165	.011	—	.020	—
Net Realized and Unrealized Gain (Loss) on Investments	(1.083)	.962	1.100	(.327)	(.194)
Total from Investment Operations	(.420)	1.410	1.671	.155	(.030)
Distributions
Dividends from Net Investment Income	(.390)	(.338)	(.306)	(.051)	—
Distributions from Realized Capital Gains	(.290)	(.082)	(.025)	(.004)	—
Total Distributions	(.680)	(.420)	(.331)	(.055)	—
Net Asset Value, End of Period	$21.30	$22.40	$21.41	$20.07	$19.97
Total Return	-1.84%	6.67%	8.41%	0.78%	-0.15%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$465	$438	$232	$163	$55
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.13%	0.13%	0.13%	0.13%	0.14%[3]
Ratio of Net Investment Income to Average Net Assets	2.32%	1.98%	2.73%	2.34%	2.59%[3]
Portfolio Turnover Rate	7%	16%	12%	10%	8%
1	Inception.
2	Calculated based on average shares outstanding.
3	Annualized.
See accompanying Notes, which are an integral part of the Financial Statements.
9

Global Bond Index Portfolio
Notes to Financial Statements
The Global Bond Index Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio seeks to match the return of its target index by investing in selected Vanguard funds and portfolios. The portfolio invests a substantial amount of its assets in Vanguard Variable Insurance Funds Total Bond Market Index Portfolio. The accompanying financial statements of Vanguard Variable Insurance Funds Total Bond Market Index Portfolio should be read in conjunction with the financial statements of the portfolio. Financial statements and other information about each underlying fund and portfolio are available at www.vanguard.com. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.
Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the portfolio and thus portfolio performance.
A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.
1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.
2. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The portfolio’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the portfolio’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the portfolio’s financial statements.
3. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
4. Credit Facilities and Interfund Lending Program: The portfolio and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the portfolio’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and borne by the funds in which the portfolio invests (see Note B). Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternative rate agreed to by the portfolio and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the portfolio may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the portfolio’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended December 31, 2021, the portfolio did not utilize the credit facilities or the Interfund Lending Program.
5. Other: Income and capital gain distributions received are recorded on the ex-dividend date.
Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
10

Global Bond Index Portfolio
B.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the portfolio and all other expenses incurred by the portfolio during the period ended December 31, 2021, were borne by the underlying Vanguard funds in which the portfolio invests. The portfolio’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.
C.  Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.
At December 31, 2021, 100% of the market value of the portfolio's investments was determined based on Level 1 inputs.
D.  Permanent differences between book-basis and tax-basis components of net assets, if any, are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share.
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	11,067
Undistributed Long-Term Gains	4,291
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	(4,919)
The tax character of distributions paid was as follows:
	Year Ended December 31,
	2021 Amount ($000)	2020 Amount ($000)
Ordinary Income*	7,864	6,476
Long-Term Capital Gains	5,867	1,064
Total	13,731	7,540
*	Includes short-term capital gains, if any.
As of December 31, 2021, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	470,531
Gross Unrealized Appreciation	3,457
Gross Unrealized Depreciation	(8,376)
Net Unrealized Appreciation (Depreciation)	(4,919)
11

Global Bond Index Portfolio
E.  Capital shares issued and redeemed were:
	Year Ended December 31,
	2021 Shares (000)	2020 Shares (000)

Issued	4,423	12,283
Issued in Lieu of Cash Distributions	652	351
Redeemed	(2,757)	(3,935)
Net Increase (Decrease) in Shares Outstanding	2,318	8,699
At December 31, 2021, two shareholders (insurance company separate accounts whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders) were each a record or beneficial owner of 25% or more of the portfolio’s net assets, with a combined ownership of 66%. If any of these shareholders were to redeem their investment in the portfolio, the redemption might lead to the realization of taxable capital gains.
F.  Transactions during the period in affiliated underlying Vanguard funds were as follows:
		Current Period Transactions
	Dec. 31, 2020 Market Value ($000)	Purchases at Cost ($000)	Proceeds from Securities Sold ($000)	Realized Net Gain (Loss) ($000)	Change in Unrealized App. (Dep.) ($000)	Income ($000)	Capital Gain Distributions Received ($000)	Dec. 31, 2021 Market Value ($000)
Vanguard Market Liquidity Fund	323	NA1	NA1	—	—	—	—	88
Vanguard Total International Bond Index Fund	131,333	26,635	10,341	479	(8,485)	4,056	896	139,621
Vanguard Variable Insurance Funds—Total Bond Market Index Portfolio	306,684	53,908	20,296	1,258	(15,651)	6,449	2,586	325,903
Total	438,340	80,543	30,637	1,737	(24,136)	10,505	3,482	465,612
1	Not applicable—purchases and sales are for temporary cash investment purposes.
G.  Management has determined that no events or transactions occurred subsequent to December 31, 2021, that would require recognition or disclosure in these financial statements.
12

Report of Independent Registered
Public Accounting Firm
To the Board of Trustees of Vanguard Variable Insurance Funds and Shareholders of Global Bond Index Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Global Bond Index Portfolio (one of the portfolios constituting Vanguard Variable Insurance Funds, referred to hereafter as the "Portfolio") as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statement of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the four years in the period ended December 31, 2021 and for the period September 7, 2017 (inception) through December 31, 2017 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the four years in the period ended December 31, 2021 and for the period September 7, 2017 (inception) through December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 16, 2022
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
13

Special 2021 tax information (unaudited) for corporate shareholders only for Global Bond Index Portfolio, a portfolio of Vanguard Variable Insurance Funds
This information for the fiscal year ended December 31, 2021, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.
The portfolio distributed $5,867,000 as capital gain dividend (20% rate gain distributions) to shareholders during the fiscal year.
14

"Bloomberg®," Bloomberg U.S. Aggregate Float Adjusted Index, and Bloomberg Global Aggregate ex-USD Float Adjusted RIC Capped Index (USD Hedged) are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (BISL), the administrator of the index (collectively, Bloomberg), and have been licensed for use for certain purposes by The Vanguard Group, Inc. (Vanguard).
The Global Bond Index Portfolio is not sponsored, endorsed, sold or promoted by Bloomberg. Bloomberg does not make any representation or warranty, express or implied, to the owners of or counterparties to the Global Bond Index Portfolio or any member of the public regarding the advisability of investing in securities generally or in the Global Bond Index Portfolio particularly. The only relationship of Bloomberg to Vanguard is the licensing of certain trademarks, trade names and service marks and of the Bloomberg U.S. Aggregate Float Adjusted Index and Bloomberg Global Aggregate ex-USD Float Adjusted RIC Capped Index (USD Hedged) (the Indices), which are determined, composed and calculated by BISL without regard to Vanguard or the Global Bond Index Portfolio. Bloomberg has no obligation to take the needs of Vanguard or the owners of the Global Bond Index Portfolio into consideration in determining, composing or calculating the Indices. Bloomberg is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Global Bond Index Portfolio to be issued. Bloomberg shall not have any obligation or liability, including, without limitation, to Global Bond Index Portfolio customers, in connection with the administration, marketing or trading of the Global Bond Index Portfolio.
BLOOMBERG DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDICES OR ANY DATA RELATED THERETO AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. BLOOMBERG DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY VANGUARD, OWNERS OF THE GLOBAL BOND INDEX PORTFOLIO OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDICES OR ANY DATA RELATED THERETO. BLOOMBERG DOES NOT MAKE ANY EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDICES OR ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, TO THE MAXIMUM EXTENT ALLOWED BY LAW, BLOOMBERG, ITS LICENSORS, AND ITS AND THEIR RESPECTIVE EMPLOYEES, CONTRACTORS, AGENTS, SUPPLIERS, AND VENDORS SHALL HAVE NO LIABILITY OR RESPONSIBILITY WHATSOEVER FOR ANY INJURY OR DAMAGES—WHETHER DIRECT, INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR OTHERWISE—ARISING IN CONNECTION WITH THE GLOBAL BOND INDEX PORTFOLIO OR THE INDICES OR ANY DATA OR VALUES RELATING THERETO—WHETHER ARISING FROM THEIR NEGLIGENCE OR OTHERWISE, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.
© 2022 Bloomberg.
Used with Permission. Source: Bloomberg Index Services Limited. Copyright 2022, Bloomberg. All rights reserved.
15

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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 217 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA. Trustee and vice chair of The Shipley School.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the board of directors of Out & Equal (2002–2006), the advisory board of the University of California, Berkeley School of Engineering (2020–present), and the advisory board of Santa Clara University’s Leavey School of Business (2018–present).
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.
Amy Gutmann
Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: adjunct professor of finance at the University of Notre Dame (2020–present). Chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Assistant professor (retired June 2020) of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of superintendence of the Institute for the Works of Religion, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law (2021–present), professor (2020–present), Distinguished Fellow of the Global Financial Markets Center (2020–present), and Rubenstein Fellow (2017–2020) at Duke University. Trustee (2017–present) of Amherst College and member of Amherst College Investment Committee (2019–present). Member of the Regenerative Crisis Response Committee (2020–present).

1 Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

David A. Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company (2013–present). Trustee of Common Fund (2019–present).
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.
Executive Officers
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
David Cermak
Born in 1960. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present) of each of the investment companies served by Vanguard. Managing director and head (2017–present) of Vanguard Investments Singapore. Managing director and head (2017–2019) of Vanguard Investments Hong Kong. Representative director and head (2014–2017) of Vanguard Investments Japan.
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
John E. Schadl
Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
John T. Marcante	Lauren Valente
Chris D. McIsaac

Connect with Vanguard®>vanguard.com
Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing > 800-749-7273
This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your portfolio on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
© 2022 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q690GBI 022022

Annual Report   |   December 31, 2021
Vanguard Variable Insurance Funds
Total Bond Market Index Portfolio

Contents
Your Portfolio’s Performance at a Glance	1
About Your Portfolio’s Expenses	2
Performance Summary	3
Financial Statements	5
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your portfolio are spelled out in the prospectus.

Your Portfolio’s Performance at a Glance
•	For the 12 months ended December 31, 2021, the Total Bond Market Index Portfolio returned –1.72%, in line with the –1.58% return of its benchmark, the Bloomberg U.S. Aggregate Float Adjusted Index. Please note that the portfolio’s returns are different from those in Vanguard Variable Annuity (and other plans that invest in the portfolio), which take into account insurance-related expenses.
•	The U.S. economy continued to heal over the period. Vaccination programs started rolling out early in the year, enabling more workers to return to the labor force and helping some hard-hit sectors such as hospitality, leisure, and travel. Bond yields ended the period higher, however, amid the spread of new COVID-19 variants, a surge in inflation, and Federal Reserve monetary policy turning less accommodative.
•	With yields rising and prices falling, U.S. Treasuries posted a return of –2.32%. Mortgage-based and corporate bonds fared better, returning –1.05% and –1.04%, respectively. (Returns are from components of the Bloomberg U.S. Aggregate Bond Index.)
•	By credit quality, lower-rated investment-grade bonds generally did better than higher-rated ones; by maturity, longer-dated bonds trailed those with shorter maturities.
•	Over the past decade, the portfolio recorded an average annual return of a little less than 3%, in line with its benchmark index.
Market Barometer
Average Annual Total Returns Periods Ended December 31, 2021
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	26.45%	26.21%	18.43%
Russell 2000 Index (Small-caps)	14.82	20.02	12.02
Russell 3000 Index (Broad U.S. market)	25.66	25.79	17.97
FTSE All-World ex US Index (International)	8.36	13.66	9.89
Bonds
Bloomberg U.S. Aggregate Bond Index (Broad taxable market)	-1.54%	4.79%	3.57%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	1.52	4.73	4.17
FTSE Three-Month U.S. Treasury Bill Index	0.05	0.95	1.11
CPI
Consumer Price Index	7.04%	3.53%	2.92%
1

About Your Portfolio’s Expenses
As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio's gross income, directly reduce the investment return of the portfolio.
A portfolio's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your portfolio's costs in two ways:
•	Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the portfolio's actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio's costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio's actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the portfolio's expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your portfolio's current prospectus.
Six Months Ended December 31, 2021
Total Bond Market Index Portfolio	Beginning Account Value 6/30/2021	Ending Account Value 12/31/2021	Expenses Paid During Period
Based on Actual Portfolio Return	$1,000.00	$999.20	$0.71
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.50	0.71
The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.14%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).
2

Total Bond Market Index Portfolio
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio's returns would be lower.
Cumulative Performance: December 31, 2011, Through December 31, 2021
Initial Investment of $10,000
		Average Annual Total Returns Periods Ended December 31, 2021
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Total Bond Market Index Portfolio	-1.72%	3.50%	2.77%	$13,141
Bloomberg U.S. Aggregate Float Adjusted Index	-1.58	3.64	2.94	13,356

See Financial Highlights for dividend and capital gains information.
3

Total Bond Market Index Portfolio
Portfolio Allocation
As of December 31, 2021
Asset-Backed/Commercial Mortgage-Backed Securities	2.7%
Corporate Bonds	28.7
Sovereign Bonds	3.7
Taxable Municipal Bonds	0.7
U.S. Government and Agency Obligations	64.2
The table reflects the portfolio’s investments, except for short-term investments. The agency and mortgage-backed securities may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.
The portfolio may invest in derivatives (such as futures and swap contracts) for various reasons, including, but not limited to, attempting to remain fully invested and tracking its target index as closely as possible.
4

Total Bond Market Index Portfolio
Financial Statements
Schedule of Investments
As of December 31, 2021
The portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The portfolio’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
U.S. Government and Agency Obligations (63.9%)
U.S. Government Securities (42.7%)
United States Treasury Note/Bond	1.625%	11/15/22	8,320	8,408
United States Treasury Note/Bond	7.625%	11/15/22	40	42
United States Treasury Note/Bond	0.125%	11/30/22	10,620	10,595
United States Treasury Note/Bond	1.625%	12/15/22	7,625	7,714
United States Treasury Note/Bond	0.125%	12/31/22	460	459
United States Treasury Note/Bond	0.125%	1/31/23	5,776	5,756
United States Treasury Note/Bond	2.000%	2/15/23	8,298	8,441
United States Treasury Note/Bond	7.125%	2/15/23	1,690	1,814
United States Treasury Note/Bond	0.125%	2/28/23	667	664
United States Treasury Note/Bond	1.500%	2/28/23	2,889	2,923
United States Treasury Note/Bond	0.500%	3/15/23	12,726	12,728
United States Treasury Note/Bond	0.125%	3/31/23	10,249	10,199
United States Treasury Note/Bond	1.500%	3/31/23	7,005	7,089
United States Treasury Note/Bond	2.500%	3/31/23	6,770	6,936
United States Treasury Note/Bond	0.250%	4/15/23	8,425	8,396
United States Treasury Note/Bond	0.125%	4/30/23	770	766
United States Treasury Note/Bond	1.625%	4/30/23	215	218
United States Treasury Note/Bond	2.750%	4/30/23	3,500	3,602
United States Treasury Note/Bond	0.125%	5/15/23	4,220	4,196
United States Treasury Note/Bond	1.750%	5/15/23	7,400	7,520
United States Treasury Note/Bond	0.125%	5/31/23	9,925	9,863
United States Treasury Note/Bond	1.625%	5/31/23	3,585	3,638
United States Treasury Note/Bond	2.750%	5/31/23	5,850	6,030
United States Treasury Note/Bond	0.250%	6/15/23	13,420	13,357
United States Treasury Note/Bond	0.125%	6/30/23	7,825	7,771
United States Treasury Note/Bond	1.375%	6/30/23	5,050	5,109
United States Treasury Note/Bond	2.625%	6/30/23	5,398	5,561
United States Treasury Note/Bond	0.125%	7/15/23	21,859	21,699
United States Treasury Note/Bond	0.125%	7/31/23	12,118	12,021
United States Treasury Note/Bond	1.250%	7/31/23	2,630	2,656
United States Treasury Note/Bond	2.750%	7/31/23	3,555	3,674
United States Treasury Note/Bond	0.125%	8/15/23	5,695	5,648
United States Treasury Note/Bond	2.500%	8/15/23	5,400	5,561
United States Treasury Note/Bond	6.250%	8/15/23	6,565	7,154
United States Treasury Note/Bond	0.125%	8/31/23	16,475	16,328
United States Treasury Note/Bond	1.375%	8/31/23	10,235	10,355
United States Treasury Note/Bond	2.750%	8/31/23	4,860	5,027
United States Treasury Note/Bond	0.125%	9/15/23	10,870	10,770
United States Treasury Note/Bond	0.250%	9/30/23	12,490	12,402
United States Treasury Note/Bond	1.375%	9/30/23	2,315	2,343
United States Treasury Note/Bond	2.875%	9/30/23	4,309	4,473
United States Treasury Note/Bond	0.125%	10/15/23	3,605	3,569
United States Treasury Note/Bond	0.375%	10/31/23	1,090	1,084
United States Treasury Note/Bond	1.625%	10/31/23	3,750	3,813
United States Treasury Note/Bond	2.875%	10/31/23	9,503	9,877
United States Treasury Note/Bond	0.250%	11/15/23	1,040	1,031
United States Treasury Note/Bond	2.750%	11/15/23	4,261	4,421
United States Treasury Note/Bond	0.500%	11/30/23	11,843	11,797
United States Treasury Note/Bond	2.125%	11/30/23	6,150	6,314
United States Treasury Note/Bond	2.875%	11/30/23	344	358
United States Treasury Note/Bond	0.125%	12/15/23	22,604	22,343
United States Treasury Note/Bond	2.250%	12/31/23	2,267	2,335
United States Treasury Note/Bond	2.625%	12/31/23	7,337	7,610
United States Treasury Note/Bond	0.125%	1/15/24	5,920	5,845
United States Treasury Note/Bond	2.250%	1/31/24	3,215	3,313
United States Treasury Note/Bond	2.500%	1/31/24	9,419	9,756
United States Treasury Note/Bond	0.125%	2/15/24	7,010	6,919
United States Treasury Note/Bond	2.750%	2/15/24	10,710	11,155
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
United States Treasury Note/Bond	2.125%	2/29/24	8,725	8,976
United States Treasury Note/Bond	2.375%	2/29/24	6,712	6,941
United States Treasury Note/Bond	0.250%	3/15/24	16,259	16,066
United States Treasury Note/Bond	2.125%	3/31/24	11,446	11,779
United States Treasury Note/Bond	0.375%	4/15/24	7,645	7,567
United States Treasury Note/Bond	2.000%	4/30/24	1,260	1,294
United States Treasury Note/Bond	2.250%	4/30/24	7,559	7,806
United States Treasury Note/Bond	0.250%	5/15/24	7,700	7,595
United States Treasury Note/Bond	2.500%	5/15/24	12,130	12,598
United States Treasury Note/Bond	2.000%	5/31/24	11,547	11,865
United States Treasury Note/Bond	0.250%	6/15/24	11,780	11,607
United States Treasury Note/Bond	1.750%	6/30/24	8,060	8,235
United States Treasury Note/Bond	2.000%	6/30/24	4,955	5,092
United States Treasury Note/Bond	0.375%	7/15/24	9,735	9,613
United States Treasury Note/Bond	1.750%	7/31/24	9,127	9,331
United States Treasury Note/Bond	2.125%	7/31/24	4,736	4,886
United States Treasury Note/Bond	0.375%	8/15/24	12,985	12,813
United States Treasury Note/Bond	2.375%	8/15/24	11,564	12,005
United States Treasury Note/Bond	1.250%	8/31/24	10,625	10,721
United States Treasury Note/Bond	1.875%	8/31/24	4,655	4,772
United States Treasury Note/Bond	0.375%	9/15/24	9,330	9,197
United States Treasury Note/Bond	1.500%	9/30/24	5,785	5,877
United States Treasury Note/Bond	2.125%	9/30/24	3,394	3,504
United States Treasury Note/Bond	0.625%	10/15/24	8,830	8,758
United States Treasury Note/Bond	1.500%	10/31/24	9,070	9,212
United States Treasury Note/Bond	2.250%	10/31/24	5,980	6,197
United States Treasury Note/Bond	0.750%	11/15/24	9,540	9,488
United States Treasury Note/Bond	2.250%	11/15/24	12,681	13,145
United States Treasury Note/Bond	7.500%	11/15/24	25	30
United States Treasury Note/Bond	1.500%	11/30/24	7,847	7,970
United States Treasury Note/Bond	2.125%	11/30/24	10,054	10,388
United States Treasury Note/Bond	1.000%	12/15/24	3,850	3,854
United States Treasury Note/Bond	1.750%	12/31/24	14,765	15,100
United States Treasury Note/Bond	2.250%	12/31/24	5,095	5,285
United States Treasury Note/Bond	1.375%	1/31/25	4,905	4,961
United States Treasury Note/Bond	2.500%	1/31/25	6,340	6,627
United States Treasury Note/Bond	2.000%	2/15/25	8,625	8,882
United States Treasury Note/Bond	1.125%	2/28/25	5,386	5,405
United States Treasury Note/Bond	2.750%	2/28/25	2,513	2,648
United States Treasury Note/Bond	0.500%	3/31/25	23,074	22,688
United States Treasury Note/Bond	2.625%	3/31/25	1,961	2,061
United States Treasury Note/Bond	0.375%	4/30/25	5,094	4,980
United States Treasury Note/Bond	2.875%	4/30/25	4,060	4,301
United States Treasury Note/Bond	2.125%	5/15/25	12,735	13,181
United States Treasury Note/Bond	0.250%	5/31/25	9,593	9,329
United States Treasury Note/Bond	2.875%	5/31/25	6,350	6,732
United States Treasury Note/Bond	0.250%	6/30/25	9,064	8,805
United States Treasury Note/Bond	2.750%	6/30/25	4,880	5,158
United States Treasury Note/Bond	0.250%	7/31/25	8,797	8,532
United States Treasury Note/Bond	2.875%	7/31/25	5,105	5,425
United States Treasury Note/Bond	2.000%	8/15/25	14,580	15,034
United States Treasury Note/Bond	6.875%	8/15/25	2,085	2,510
United States Treasury Note/Bond	0.250%	8/31/25	6,080	5,889
United States Treasury Note/Bond	2.750%	8/31/25	6,385	6,753
United States Treasury Note/Bond	0.250%	9/30/25	5,675	5,494
United States Treasury Note/Bond	0.250%	10/31/25	7,765	7,504
United States Treasury Note/Bond	3.000%	10/31/25	4,015	4,294
United States Treasury Note/Bond	2.250%	11/15/25	10,421	10,854
United States Treasury Note/Bond	0.375%	11/30/25	12,230	11,859
United States Treasury Note/Bond	2.875%	11/30/25	6,285	6,697
United States Treasury Note/Bond	0.375%	12/31/25	4,993	4,839
5

Total Bond Market Index Portfolio
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
United States Treasury Note/Bond	2.625%	12/31/25	4,165	4,404
United States Treasury Note/Bond	0.375%	1/31/26	12,245	11,847
United States Treasury Note/Bond	2.625%	1/31/26	4,700	4,970
United States Treasury Note/Bond	1.625%	2/15/26	10,836	11,021
United States Treasury Note/Bond	0.500%	2/28/26	4,701	4,567
United States Treasury Note/Bond	0.750%	3/31/26	11,152	10,939
United States Treasury Note/Bond	2.250%	3/31/26	6,250	6,518
United States Treasury Note/Bond	0.750%	4/30/26	2,731	2,676
United States Treasury Note/Bond	2.375%	4/30/26	4,780	5,013
United States Treasury Note/Bond	1.625%	5/15/26	10,789	10,969
United States Treasury Note/Bond	0.750%	5/31/26	11,025	10,799
United States Treasury Note/Bond	2.125%	5/31/26	4,595	4,772
United States Treasury Note/Bond	0.875%	6/30/26	3,977	3,914
United States Treasury Note/Bond	1.875%	6/30/26	3,535	3,634
United States Treasury Note/Bond	0.625%	7/31/26	16,500	16,041
United States Treasury Note/Bond	1.875%	7/31/26	6,966	7,163
United States Treasury Note/Bond	1.500%	8/15/26	10,068	10,182
United States Treasury Note/Bond	6.750%	8/15/26	630	784
United States Treasury Note/Bond	0.750%	8/31/26	12,214	11,939
United States Treasury Note/Bond	1.375%	8/31/26	3,100	3,118
United States Treasury Note/Bond	0.875%	9/30/26	1,040	1,022
United States Treasury Note/Bond	1.625%	9/30/26	5,215	5,303
United States Treasury Note/Bond	1.125%	10/31/26	9,930	9,865
United States Treasury Note/Bond	1.625%	10/31/26	7,825	7,957
United States Treasury Note/Bond	2.000%	11/15/26	11,221	11,607
United States Treasury Note/Bond	6.500%	11/15/26	765	953
United States Treasury Note/Bond	1.250%	11/30/26	10,220	10,215
United States Treasury Note/Bond	1.625%	11/30/26	7,070	7,189
United States Treasury Note/Bond	1.250%	12/31/26	14,175	14,160
United States Treasury Note/Bond	1.750%	12/31/26	4,983	5,099
United States Treasury Note/Bond	1.500%	1/31/27	1,335	1,350
United States Treasury Note/Bond	2.250%	2/15/27	6,372	6,674
United States Treasury Note/Bond	6.625%	2/15/27	65	82
United States Treasury Note/Bond	1.125%	2/28/27	15,383	15,258
United States Treasury Note/Bond	0.625%	3/31/27	13,268	12,825
United States Treasury Note/Bond	0.500%	4/30/27	4,290	4,114
United States Treasury Note/Bond	2.375%	5/15/27	8,831	9,319
United States Treasury Note/Bond	0.500%	5/31/27	10,505	10,059
United States Treasury Note/Bond	0.500%	6/30/27	12,990	12,426
United States Treasury Note/Bond	0.375%	7/31/27	12,560	11,930
United States Treasury Note/Bond	2.250%	8/15/27	8,422	8,833
United States Treasury Note/Bond	6.375%	8/15/27	185	235
United States Treasury Note/Bond	0.500%	8/31/27	10,825	10,328
United States Treasury Note/Bond	0.375%	9/30/27	7,875	7,454
United States Treasury Note/Bond	0.500%	10/31/27	12,115	11,532
United States Treasury Note/Bond	2.250%	11/15/27	11,502	12,075
United States Treasury Note/Bond	6.125%	11/15/27	1,839	2,334
United States Treasury Note/Bond	0.625%	11/30/27	14,303	13,697
United States Treasury Note/Bond	0.625%	12/31/27	11,975	11,459
United States Treasury Note/Bond	0.750%	1/31/28	12,285	11,832
United States Treasury Note/Bond	2.750%	2/15/28	7,480	8,082
United States Treasury Note/Bond	1.125%	2/29/28	8,260	8,140
United States Treasury Note/Bond	1.250%	3/31/28	11,761	11,658
United States Treasury Note/Bond	1.250%	4/30/28	10,814	10,716
United States Treasury Note/Bond	2.875%	5/15/28	12,080	13,159
United States Treasury Note/Bond	1.250%	5/31/28	8,590	8,505
United States Treasury Note/Bond	1.250%	6/30/28	11,621	11,503
United States Treasury Note/Bond	1.000%	7/31/28	11,480	11,175
United States Treasury Note/Bond	2.875%	8/15/28	13,082	14,288
United States Treasury Note/Bond	5.500%	8/15/28	1,745	2,192
United States Treasury Note/Bond	1.125%	8/31/28	10,310	10,113
United States Treasury Note/Bond	1.250%	9/30/28	9,867	9,753
United States Treasury Note/Bond	1.375%	10/31/28	12,825	12,773
United States Treasury Note/Bond	3.125%	11/15/28	11,328	12,592
United States Treasury Note/Bond	5.250%	11/15/28	1,655	2,069
United States Treasury Note/Bond	1.500%	11/30/28	11,495	11,542
United States Treasury Note/Bond	1.375%	12/31/28	3,715	3,699
United States Treasury Note/Bond	2.625%	2/15/29	13,033	14,088
United States Treasury Note/Bond	2.375%	5/15/29	11,127	11,861
United States Treasury Note/Bond	1.625%	8/15/29	7,065	7,165
United States Treasury Note/Bond	1.750%	11/15/29	6,891	7,061
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
United States Treasury Note/Bond	1.500%	2/15/30	11,954	12,012
United States Treasury Note/Bond	0.625%	5/15/30	16,472	15,399
United States Treasury Note/Bond	6.250%	5/15/30	1,350	1,861
United States Treasury Note/Bond	0.625%	8/15/30	20,552	19,161
United States Treasury Note/Bond	0.875%	11/15/30	23,561	22,390
United States Treasury Note/Bond	1.125%	2/15/31	23,059	22,374
United States Treasury Note/Bond	5.375%	2/15/31	1,540	2,057
United States Treasury Note/Bond	1.625%	5/15/31	22,564	22,839
United States Treasury Note/Bond	1.250%	8/15/31	22,334	21,825
United States Treasury Note/Bond	1.375%	11/15/31	17,125	16,900
United States Treasury Note/Bond	4.750%	2/15/37	1,600	2,267
United States Treasury Note/Bond	5.000%	5/15/37	1,250	1,818
United States Treasury Note/Bond	4.375%	2/15/38	1,050	1,444
United States Treasury Note/Bond	4.500%	5/15/38	1,259	1,757
United States Treasury Note/Bond	3.500%	2/15/39	1,320	1,653
United States Treasury Note/Bond	4.250%	5/15/39	2,247	3,075
United States Treasury Note/Bond	4.500%	8/15/39	2,516	3,546
United States Treasury Note/Bond	4.375%	11/15/39	2,742	3,816
United States Treasury Note/Bond	4.625%	2/15/40	2,550	3,656
United States Treasury Note/Bond	1.125%	5/15/40	7,810	6,831
United States Treasury Note/Bond	4.375%	5/15/40	2,735	3,820
United States Treasury Note/Bond	1.125%	8/15/40	10,605	9,238
United States Treasury Note/Bond	3.875%	8/15/40	3,015	3,967
United States Treasury Note/Bond	1.375%	11/15/40	11,759	10,688
United States Treasury Note/Bond	4.250%	11/15/40	3,295	4,546
United States Treasury Note/Bond	1.875%	2/15/41	14,383	14,212
United States Treasury Note/Bond	4.750%	2/15/41	2,556	3,753
United States Treasury Note/Bond	2.250%	5/15/41	11,530	12,093
United States Treasury Note/Bond	4.375%	5/15/41	1,904	2,681
United States Treasury Note/Bond	1.750%	8/15/41	13,391	12,954
United States Treasury Note/Bond	3.750%	8/15/41	2,825	3,685
United States Treasury Note/Bond	2.000%	11/15/41	10,065	10,161
United States Treasury Note/Bond	3.125%	11/15/41	2,701	3,243
United States Treasury Note/Bond	3.125%	2/15/42	2,931	3,527
United States Treasury Note/Bond	3.000%	5/15/42	2,720	3,218
United States Treasury Note/Bond	2.750%	8/15/42	3,395	3,866
United States Treasury Note/Bond	2.750%	11/15/42	5,746	6,542
United States Treasury Note/Bond	3.125%	2/15/43	4,750	5,723
United States Treasury Note/Bond	2.875%	5/15/43	800	929
United States Treasury Note/Bond	3.625%	8/15/43	5,305	6,878
United States Treasury Note/Bond	3.750%	11/15/43	700	925
United States Treasury Note/Bond	3.625%	2/15/44	5,452	7,091
United States Treasury Note/Bond	3.375%	5/15/44	7,299	9,188
United States Treasury Note/Bond	3.125%	8/15/44	7,731	9,380
United States Treasury Note/Bond	3.000%	11/15/44	8,262	9,850
United States Treasury Note/Bond	2.500%	2/15/45	9,220	10,135
United States Treasury Note/Bond	3.000%	5/15/45	5,052	6,040
United States Treasury Note/Bond	2.875%	8/15/45	4,991	5,859
United States Treasury Note/Bond	3.000%	11/15/45	1,914	2,298
United States Treasury Note/Bond	2.500%	2/15/46	3,515	3,880
United States Treasury Note/Bond	2.500%	5/15/46	7,246	8,007
United States Treasury Note/Bond	2.250%	8/15/46	6,111	6,456
United States Treasury Note/Bond	2.875%	11/15/46	9,775	11,562
United States Treasury Note/Bond	3.000%	2/15/47	6,495	7,863
United States Treasury Note/Bond	3.000%	5/15/47	7,293	8,850
United States Treasury Note/Bond	2.750%	8/15/47	6,988	8,130
United States Treasury Note/Bond	2.750%	11/15/47	908	1,057
United States Treasury Note/Bond	3.000%	2/15/48	8,479	10,346
United States Treasury Note/Bond	3.125%	5/15/48	8,984	11,225
United States Treasury Note/Bond	3.000%	8/15/48	9,510	11,628
United States Treasury Note/Bond	3.375%	11/15/48	4,940	6,464
United States Treasury Note/Bond	3.000%	2/15/49	9,444	11,604
United States Treasury Note/Bond	2.875%	5/15/49	2,250	2,709
United States Treasury Note/Bond	2.250%	8/15/49	5,029	5,384
United States Treasury Note/Bond	2.375%	11/15/49	5,091	5,593
United States Treasury Note/Bond	2.000%	2/15/50	9,144	9,283
United States Treasury Note/Bond	1.250%	5/15/50	14,941	12,681
United States Treasury Note/Bond	1.375%	8/15/50	13,666	11,966
United States Treasury Note/Bond	1.625%	11/15/50	15,996	14,891
United States Treasury Note/Bond	1.875%	2/15/51	15,234	15,072
United States Treasury Note/Bond	2.375%	5/15/51	17,475	19,304

6

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	United States Treasury Note/Bond	2.000%	8/15/51	16,510	16,830
	United States Treasury Note/Bond	1.875%	11/15/51	10,720	10,635
					2,081,636
Agency Bonds and Notes (1.3%)
	Federal Farm Credit Banks Funding Corp.	0.125%	2/3/23	750	747
	Federal Farm Credit Banks Funding Corp.	0.125%	4/13/23	1,000	995
	Federal Farm Credit Banks Funding Corp.	0.125%	5/10/23	475	472
	Federal Farm Credit Banks Funding Corp.	1.770%	6/26/23	150	153
	Federal Farm Credit Banks Funding Corp.	0.500%	12/1/23	200	199
	Federal Farm Credit Banks Funding Corp.	3.500%	12/20/23	75	79
	Federal Farm Credit Banks Funding Corp.	0.250%	2/26/24	600	593
	Federal Farm Credit Banks Funding Corp.	0.875%	11/18/24	175	174
	Federal Home Loan Banks	1.375%	2/17/23	800	808
	Federal Home Loan Banks	2.125%	3/10/23	970	989
	Federal Home Loan Banks	0.125%	3/17/23	1,000	996
	Federal Home Loan Banks	0.125%	6/2/23	3,655	3,632
	Federal Home Loan Banks	0.125%	8/28/23	300	297
	Federal Home Loan Banks	0.500%	11/9/23	225	224
	Federal Home Loan Banks	2.500%	2/13/24	535	554
	Federal Home Loan Banks	1.500%	8/15/24	330	335
	Federal Home Loan Banks	0.500%	4/14/25	1,000	982
	Federal Home Loan Banks	0.375%	9/4/25	500	486
	Federal Home Loan Banks	3.250%	11/16/28	315	351
	Federal Home Loan Banks	5.500%	7/15/36	1,400	2,030
[1]	Federal Home Loan Mortgage Corp.	0.375%	4/20/23	1,200	1,198
[1]	Federal Home Loan Mortgage Corp.	0.375%	5/5/23	600	599
[1]	Federal Home Loan Mortgage Corp.	2.750%	6/19/23	500	516
[1]	Federal Home Loan Mortgage Corp.	0.250%	6/26/23	2,000	1,990
[1]	Federal Home Loan Mortgage Corp.	0.250%	8/24/23	1,650	1,639
[1]	Federal Home Loan Mortgage Corp.	0.250%	9/8/23	1,800	1,787
[1]	Federal Home Loan Mortgage Corp.	0.125%	10/16/23	1,000	990
[1]	Federal Home Loan Mortgage Corp.	0.250%	11/6/23	1,000	991
[1]	Federal Home Loan Mortgage Corp.	0.250%	12/4/23	1,500	1,486
[1]	Federal Home Loan Mortgage Corp.	1.500%	2/12/25	1,200	1,217
[1]	Federal Home Loan Mortgage Corp.	0.375%	7/21/25	1,500	1,461
[1]	Federal Home Loan Mortgage Corp.	0.375%	9/23/25	2,000	1,943
[1]	Federal Home Loan Mortgage Corp.	6.750%	9/15/29	127	175
[1]	Federal Home Loan Mortgage Corp.	6.750%	3/15/31	1,525	2,185
[1]	Federal Home Loan Mortgage Corp.	6.250%	7/15/32	502	719
[1]	Federal National Mortgage Assn.	2.375%	1/19/23	2,394	2,443
[1]	Federal National Mortgage Assn.	0.250%	5/22/23	1,200	1,195
[1]	Federal National Mortgage Assn.	0.250%	7/10/23	2,000	1,989
[1]	Federal National Mortgage Assn.	2.875%	9/12/23	400	415
[1]	Federal National Mortgage Assn.	0.250%	11/27/23	1,000	991
[1]	Federal National Mortgage Assn.	2.500%	2/5/24	975	1,009
[1]	Federal National Mortgage Assn.	1.750%	7/2/24	1,028	1,049
[1]	Federal National Mortgage Assn.	2.625%	9/6/24	160	167
[1]	Federal National Mortgage Assn.	1.625%	10/15/24	970	987
[1]	Federal National Mortgage Assn.	1.625%	1/7/25	1,300	1,323
[1]	Federal National Mortgage Assn.	0.625%	4/22/25	1,000	986
[1]	Federal National Mortgage Assn.	0.500%	6/17/25	1,000	980
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1]	Federal National Mortgage Assn.	0.375%	8/25/25	2,000	1,945
[1]	Federal National Mortgage Assn.	0.500%	11/7/25	2,000	1,947
[1]	Federal National Mortgage Assn.	2.125%	4/24/26	575	596
[1]	Federal National Mortgage Assn.	1.875%	9/24/26	500	514
[1]	Federal National Mortgage Assn.	0.750%	10/8/27	1,000	962
[1]	Federal National Mortgage Assn.	6.250%	5/15/29	175	232
[1]	Federal National Mortgage Assn.	7.125%	1/15/30	925	1,311
[1]	Federal National Mortgage Assn.	7.250%	5/15/30	300	433
[1]	Federal National Mortgage Assn.	0.875%	8/5/30	1,000	941
[1]	Federal National Mortgage Assn.	6.625%	11/15/30	300	423
[1]	Federal National Mortgage Assn.	5.625%	7/15/37	275	410
	Private Export Funding Corp.	3.550%	1/15/24	100	105
	Private Export Funding Corp.	2.450%	7/15/24	100	103
	Private Export Funding Corp.	1.750%	11/15/24	75	76
	Private Export Funding Corp.	3.250%	6/15/25	50	53
	Private Export Funding Corp.	1.400%	7/15/28	175	171
	Tennessee Valley Authority	2.875%	9/15/24	191	200
	Tennessee Valley Authority	0.750%	5/15/25	200	197
	Tennessee Valley Authority	6.750%	11/1/25	134	161
	Tennessee Valley Authority	7.125%	5/1/30	1,000	1,422
	Tennessee Valley Authority	1.500%	9/15/31	550	539
	Tennessee Valley Authority	4.650%	6/15/35	175	226
	Tennessee Valley Authority	5.880%	4/1/36	250	365
	Tennessee Valley Authority	5.500%	6/15/38	100	144
	Tennessee Valley Authority	5.250%	9/15/39	412	584
	Tennessee Valley Authority	4.875%	1/15/48	100	144
	Tennessee Valley Authority	5.375%	4/1/56	50	81
	Tennessee Valley Authority	4.625%	9/15/60	180	270
	Tennessee Valley Authority	4.250%	9/15/65	200	287
					62,368
Conventional Mortgage-Backed Securities (19.9%)
[1,2]	Fannie Mae Pool	6.500%	9/1/32	14	15
[1,2]	Freddie Mac Gold Pool	2.000%	8/1/28– 12/1/31	363	372
[1,2]	Freddie Mac Gold Pool	2.500%	4/1/27– 2/1/43	6,802	7,048
[1,2]	Freddie Mac Gold Pool	3.000%	10/1/26– 8/1/47	21,923	22,971
[1,2]	Freddie Mac Gold Pool	3.500%	9/1/25– 11/1/48	24,236	25,846
[1,2]	Freddie Mac Gold Pool	4.000%	6/1/24– 11/1/48	13,438	14,538
[1,2]	Freddie Mac Gold Pool	4.500%	5/1/23– 10/1/48	7,136	7,791
[1,2]	Freddie Mac Gold Pool	5.000%	1/1/22– 11/1/48	2,025	2,269
[1,2]	Freddie Mac Gold Pool	5.500%	7/1/22– 6/1/41	1,603	1,826
[1,2]	Freddie Mac Gold Pool	6.000%	1/1/28– 3/1/39	1,152	1,356
[1,2]	Freddie Mac Gold Pool	6.500%	8/1/23– 4/1/39	385	436
[1,2]	Freddie Mac Gold Pool	7.000%	4/1/23– 2/1/37	94	106
[1,2]	Freddie Mac Gold Pool	7.500%	1/1/23– 4/1/28	5	6
[1,2]	Freddie Mac Gold Pool	8.000%	11/1/24– 7/1/30	6	8
[1,2]	Freddie Mac Gold Pool	8.500%	7/1/24– 11/1/30	5	7
[1,2]	Freddie Mac Gold Pool	9.000%	5/1/27– 5/1/30	2	2
[2,3]	Ginnie Mae	2.000%	1/21/52	2,595	2,618
[2,3]	Ginnie Mae	2.500%	1/21/52	4,526	4,638
[2,3]	Ginnie Mae	3.000%	7/20/49	700	724
[2]	Ginnie Mae	5.000%	12/20/51	312	350
[2]	Ginnie Mae I Pool	3.000%	1/15/26– 12/15/45	1,520	1,575
[2]	Ginnie Mae I Pool	3.500%	11/15/25– 9/15/49	1,426	1,517
[2]	Ginnie Mae I Pool	4.000%	10/15/24– 11/15/47	1,535	1,669
[2]	Ginnie Mae I Pool	4.500%	10/15/24– 3/15/41	1,579	1,776

7

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	Ginnie Mae I Pool	5.000%	5/15/34– 4/15/41	1,317	1,499
[2]	Ginnie Mae I Pool	5.500%	1/15/32– 12/15/40	855	962
[2]	Ginnie Mae I Pool	6.000%	5/15/28– 3/15/40	586	651
[2]	Ginnie Mae I Pool	6.500%	11/15/23– 12/15/38	123	136
[2]	Ginnie Mae I Pool	7.000%	5/15/23– 10/15/31	36	39
[2]	Ginnie Mae I Pool	7.500%	4/15/22– 1/15/31	10	12
[2]	Ginnie Mae I Pool	8.000%	11/15/22– 10/15/30	9	9
[2]	Ginnie Mae II Pool	2.000%	8/20/50– 12/20/51	40,232	40,634
[2]	Ginnie Mae II Pool	2.500%	6/20/27– 12/20/51	34,869	35,789
[2]	Ginnie Mae II Pool	3.000%	2/20/27– 12/20/51	42,647	44,487
[2]	Ginnie Mae II Pool	3.500%	9/20/25– 10/20/50	32,872	34,712
[2]	Ginnie Mae II Pool	4.000%	9/20/25– 5/20/50	16,092	17,246
[2]	Ginnie Mae II Pool	4.500%	2/20/39– 9/20/49	8,187	8,827
[2]	Ginnie Mae II Pool	5.000%	12/20/32– 3/20/49	3,091	3,419
[2]	Ginnie Mae II Pool	5.500%	6/20/34– 9/20/41	633	737
[2]	Ginnie Mae II Pool	6.000%	3/20/33– 7/20/39	307	362
[2]	Ginnie Mae II Pool	6.500%	12/20/35– 11/20/39	117	138
[2]	Ginnie Mae II Pool	7.000%	8/20/36– 4/20/38	15	18
[1,2,3]	UMBS Pool	1.500%	7/1/35– 9/1/51	58,352	57,356
[1,2,3]	UMBS Pool	2.000%	11/1/23– 1/1/52	232,352	233,140
[1,2,3]	UMBS Pool	2.500%	1/1/27– 1/1/52	156,894	160,716
[1,2,3]	UMBS Pool	3.000%	11/1/25– 1/13/52	91,263	95,333
[1,2]	UMBS Pool	3.500%	9/1/25– 5/1/51	52,476	55,865
[1,2]	UMBS Pool	4.000%	2/1/24– 2/1/51	39,282	42,370
[1,2]	UMBS Pool	4.500%	11/1/22– 7/1/50	18,115	19,792
[1,2]	UMBS Pool	5.000%	9/1/22– 3/1/50	7,085	7,894
[1,2]	UMBS Pool	5.500%	6/1/22– 6/1/49	3,232	3,668
[1,2]	UMBS Pool	6.000%	2/1/22– 5/1/41	2,031	2,383
[1,2]	UMBS Pool	6.500%	12/1/23– 10/1/39	530	606
[1,2]	UMBS Pool	7.000%	6/1/23– 11/1/37	147	172
[1,2]	UMBS Pool	7.500%	11/1/22– 2/1/32	17	19
[1,2]	UMBS Pool	8.000%	6/1/22– 11/1/30	8	9
[1,2]	UMBS Pool	8.500%	7/1/22– 4/1/31	2	2
					968,466
Nonconventional Mortgage-Backed Securities (0.0%)
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.290%	1.627%	12/1/41	12	12
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.310%	1.560%	9/1/37	29	30
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.392%	1.638%	10/1/37	15	15
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.432%	1.681%	7/1/36	4	4
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.474%	1.831%	3/1/43	36	38
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.553%	1.804%	9/1/43	3	4
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.560%	2.318%	7/1/43	63	66
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.601%	1.882%	6/1/43	14	15
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.613%	1.988%	8/1/39	16	16
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.623%	1.998%	2/1/36	4	4
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.625%	1.847%	8/1/35	28	29
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.625%	1.873%	10/1/37	7	8
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.627%	2.002%	3/1/38	4	4
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.635%	1.885%	11/1/36	4	4
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.643%	2.006%	1/1/37	4	4
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.657%	1.921%	10/1/42	11	11
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.660%	1.910%	9/1/40	4	4
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.665%	1.915%	6/1/36	1	1
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.684%	1.935%	12/1/33	4	4
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.690%	1.940%	10/1/39– 9/1/42	31	32
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.690%	1.964%	5/1/40	6	6
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.693%	2.011%	11/1/39	5	5
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.695%	1.945%	7/1/39	3	4
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.698%	1.948%	8/1/40	10	10
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.700%	1.935%	1/1/42	16	17
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.700%	2.027%	12/1/40	9	10
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.700%	2.075%	7/1/37	4	4
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.701%	1.951%	10/1/42	12	12
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.705%	1.955%	11/1/39	3	3
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.722%	2.040%	5/1/42	15	16
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.729%	2.002%	9/1/34	3	3
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.736%	1.992%	9/1/43	21	22
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.739%	1.987%	6/1/41	3	3
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.747%	1.997%	7/1/41	19	21
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.750%	2.000%	10/1/40	5	6
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.771%	2.109%	5/1/42	5	5
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.780%	2.155%	2/1/41	5	5
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.781%	2.082%	7/1/42	10	10
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.792%	2.487%	8/1/42	29	30
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.795%	2.058%	3/1/42	12	13
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.795%	2.170%	3/1/42	13	14
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.805%	2.055%	11/1/41	15	15

8

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.810%	2.060%	11/1/33– 10/1/40	13	15
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.810%	2.185%	12/1/40	4	4
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.813%	2.054%	9/1/40	14	15
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.813%	2.063%	11/1/41	9	9
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.813%	2.083%	1/1/42	8	8
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.815%	2.065%	11/1/40– 12/1/41	21	22
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.815%	2.071%	5/1/41	9	9
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.815%	2.190%	2/1/41	8	8
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.819%	2.166%	3/1/41	12	12
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.820%	2.195%	12/1/40	2	2
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.823%	2.074%	12/1/39	7	7
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.824%	2.202%	2/1/41	6	6
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.825%	2.200%	3/1/41	8	8
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.830%	2.080%	6/1/41	13	14
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.830%	2.205%	4/1/41	14	14
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.835%	2.171%	1/1/40	7	8
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.840%	2.090%	8/1/39	8	9
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.874%	2.114%	5/1/40	3	3
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.880%	2.155%	11/1/34	5	6
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.909%	2.164%	4/1/37	6	6
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.912%	2.162%	5/1/36	3	3
[1,2,4]	Fannie Mae Pool, 1YR CMT + 2.155%	2.280%	12/1/37	15	15
[1,2,4]	Fannie Mae Pool, 1YR CMT + 2.313%	2.438%	1/1/35	10	10
[1,2,4]	Fannie Mae Pool, 6M USD LIBOR + 1.146%	1.183%	4/1/37	6	7
[1,2,4]	Fannie Mae Pool, 6M USD LIBOR + 1.840%	2.006%	8/1/37	10	10
[1,2,4]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.588%	1.781%	9/1/37	1	1
[1,2,4]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.625%	2.000%	1/1/38	2	2
[1,2,4]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.640%	1.890%	5/1/42	2	2
[1,2,4]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.640%	1.899%	12/1/36	8	8
[1,2,4]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.660%	1.910%	10/1/37	3	3
[1,2,4]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.695%	2.070%	2/1/37	5	6
[1,2,4]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.727%	2.102%	1/1/35	1	1
[1,2,4]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.743%	1.993%	12/1/36	13	13
[1,2,4]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.745%	2.120%	12/1/40	13	13
[1,2,4]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.750%	2.000%	5/1/38	1	1
[1,2,4]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.765%	2.015%	12/1/36	1	1
[1,2,4]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.798%	1.915%	12/1/34	3	3
[1,2,4]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.830%	2.125%	12/1/35	4	4
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1,2,4]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.861%	2.166%	2/1/42	5	5
[1,2,4]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.880%	2.130%	5/1/40– 6/1/41	14	16
[1,2,4]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.880%	2.132%	6/1/40	5	5
[1,2,4]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.880%	2.255%	12/1/40– 3/1/41	16	16
[1,2,4]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.889%	2.247%	2/1/42	4	4
[1,2,4]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.894%	2.145%	9/1/40	12	12
[1,2,4]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.900%	2.150%	6/1/40– 11/1/40	14	15
[1,2,4]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.910%	2.261%	1/1/41	2	2
[1,2,4]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.910%	2.285%	2/1/41	7	8
[1,2,4]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 2.006%	2.201%	5/1/37	9	9
[1,2,4]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 2.085%	2.460%	3/1/38	2	2
[1,2,4]	Freddie Mac Non Gold Pool, 1YR CMT + 2.250%	2.371%	11/1/34	15	15
[1,2,4]	Freddie Mac Non Gold Pool, 1YR CMT + 2.250%	2.375%	2/1/36– 5/1/36	7	7
[1,2,4]	Freddie Mac Non Gold Pool, 1YR CMT + 2.410%	2.533%	10/1/36	9	9
[1,2,4]	Freddie Mac Non Gold Pool, 6M USD LIBOR + 1.355%	1.480%	6/1/37	7	7
[2,4]	Ginnie Mae II Pool, 1YR CMT + 1.500%	1.625%	7/20/38– 8/20/41	35	35
[2,4]	Ginnie Mae II Pool, 1YR CMT + 1.500%	1.875%	4/20/41– 6/20/43	55	57
[2,4]	Ginnie Mae II Pool, 1YR CMT + 1.500%	2.000%	1/20/41– 3/20/43	58	60
[2,4]	Ginnie Mae II Pool, 1YR CMT + 1.500%	2.125%	10/20/38– 12/20/42	72	75
[2,4]	Ginnie Mae II Pool, 1YR CMT + 2.000%	2.000%	5/20/41	3	3
[2,4]	Ginnie Mae II Pool, 1YR CMT + 2.000%	2.125%	11/20/40	1	1
[2,4]	Ginnie Mae II Pool, 1YR CMT + 2.000%	2.375%	5/20/41	3	3
					1,193
Total U.S. Government and Agency Obligations (Cost $3,072,683)					3,113,663
Asset-Backed/Commercial Mortgage-Backed Securities (2.6%)
[2]	Ally Auto Receivables Trust Class A4 Series 2018-3	3.120%	7/17/23	33	33
[2]	Ally Auto Receivables Trust Class A4 Series 2019-2	2.260%	8/15/24	50	51
[2]	Ally Auto Receivables Trust Class A4 Series 2019-4	1.920%	1/15/25	25	25
[2]	American Express Credit Account Master Trust Class A Series 2017-7	2.350%	5/15/25	225	228
[2]	American Express Credit Account Master Trust Class A Series 2018-2	3.010%	10/15/25	250	257
[2]	American Express Credit Account Master Trust Class A Series 2021-1	0.900%	11/15/26	425	422
[2]	AmeriCredit Automobile Receivables Trust Class A3 Series 2019-1	2.970%	11/20/23	1	1
[2]	AmeriCredit Automobile Receivables Trust Class A3 Series 2020-1	1.110%	8/19/24	311	311
[2]	AmeriCredit Automobile Receivables Trust Class A3 Series 2020-2	0.660%	12/18/24	25	25
[2]	AmeriCredit Automobile Receivables Trust Class A3 Series 2020-3	0.530%	6/18/25	225	225

9

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	AmeriCredit Automobile Receivables Trust Class A3 Series 2021-1	0.370%	8/18/25	50	50
[2]	AmeriCredit Automobile Receivables Trust Class A3 Series 2021-2	0.340%	12/18/26	25	25
[2]	AmeriCredit Automobile Receivables Trust Class B Series 2020-3	0.760%	12/18/25	25	25
[2]	AmeriCredit Automobile Receivables Trust Class B Series 2021-1	0.680%	10/19/26	25	25
[2]	AmeriCredit Automobile Receivables Trust Class C Series 2018-1	3.500%	1/18/24	40	41
[2]	AmeriCredit Automobile Receivables Trust Class C Series 2021-1	0.890%	10/19/26	25	25
[2]	BA Credit Card Trust Class A1 Series 2019-A1	1.740%	1/15/25	150	151
[2]	BA Credit Card Trust Class A1 Series 2020-A1	0.340%	5/15/26	200	198
[2]	BA Credit Card Trust Class A1 Series 2021-A1	0.440%	9/15/26	35	34
[2]	Banc of America Commercial Mortgage Trust Class A4 Series 2015-UBS7	3.705%	9/15/48	75	79
[2]	Banc of America Commercial Mortgage Trust Class A4 Series 2017-BNK3	3.574%	2/15/50	72	78
[2]	Banc of America Commercial Mortgage Trust Class AS Series 2017-BNK3	3.748%	2/15/50	28	30
[2]	Banc of America Commercial Mortgage Trust Class ASB Series 2015-UBS7	3.429%	9/15/48	39	40
[2]	BANK Class A2 Series 2018-BN14	4.128%	9/15/60	30	31
[2]	BANK Class A3 Series 2017-BNK9	3.279%	11/15/54	150	159
[2,4]	BANK Class A3 Series 2018-BN11	4.046%	3/15/61	100	112
[2]	BANK Class A3 Series 2019-BN19	3.183%	8/15/61	275	295
[2]	BANK Class A3 Series 2019-BN20	3.011%	9/15/62	170	181
[2]	BANK Class A3 Series 2019-BN23	2.920%	12/15/52	180	190
[2]	BANK Class A3 Series 2019-BN24	2.960%	11/15/62	150	159
[2]	BANK Class A4 Series 2017-BNK6	3.254%	7/15/60	50	53
[2]	BANK Class A4 Series 2017-BNK7	3.175%	9/15/60	100	106
[2]	BANK Class A4 Series 2017-BNK8	3.488%	11/15/50	150	163
[2]	BANK Class A4 Series 2017-BNK9	3.538%	11/15/54	150	163
[2,4]	BANK Class A4 Series 2018-BN12	4.255%	5/15/61	125	141
[2]	BANK Class A4 Series 2018-BN13	3.953%	8/15/61	50	55
[2,4]	BANK Class A4 Series 2018-BN14	4.231%	9/15/60	100	113
[2,4]	BANK Class A4 Series 2018-BN15	4.407%	11/15/61	110	126
[2]	BANK Class A4 Series 2019-BN16	4.005%	2/15/52	125	140
[2]	BANK Class A4 Series 2019-BN17	3.714%	4/15/52	100	110
[2]	BANK Class A4 Series 2019-BN18	3.584%	5/15/62	100	110
[2]	BANK Class A4 Series 2019-BN22	2.978%	11/15/62	290	308
[2]	BANK Class A4 Series 2020-BN26	2.403%	3/15/63	175	179
[2]	BANK Class A4 Series 2020-BN29	1.997%	11/15/53	50	49
[2]	BANK Class A4 Series 2020-KBN28	1.844%	3/15/63	50	49
[2]	BANK Class A4 Series 2020-KBN30	1.925%	12/15/53	75	74
[2]	BANK Class A4 Series 2021-KBN31	2.036%	2/15/54	50	50
[2]	BANK Class A5 Series 2017-BNK5	3.390%	6/15/60	150	162
[2]	BANK Class A5 Series 2017-BNK6	3.518%	7/15/60	404	438
[2]	BANK Class A5 Series 2017-BNK7	3.435%	9/15/60	75	81
[2]	BANK Class A5 Series 2018-BN10	3.688%	2/15/61	250	274
[2,4]	BANK Class A5 Series 2018-BN13	4.217%	8/15/61	25	28
[2]	BANK Class A5 Series 2019-BN21	2.851%	10/17/52	100	105
[2]	BANK Class A5 Series 2020-BN25	2.649%	1/15/63	200	208
[2]	BANK Class A5 Series 2020-BN27	2.144%	4/15/63	150	150
[2]	BANK Class A5 Series 2021-BN33	2.556%	5/15/64	50	52
[2]	BANK Class A5 Series 2021-BN34	2.438%	6/15/63	150	153
[2]	BANK Class A5 Series 2021-BN35	2.285%	6/15/64	100	101
[2]	BANK Class A5 Series 2021-BNK32	2.643%	4/15/54	75	78
[2]	BANK Class A5 Series 2021-BNK36	2.470%	9/15/64	125	128
[2,4]	BANK Class A5 Series 2021-BNK37	2.618%	11/15/64	125	130
[2]	BANK Class AS Series 2017-BNK5	3.624%	6/15/60	100	107
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	BANK Class AS Series 2017-BNK6	3.741%	7/15/60	404	434
[2]	BANK Class AS Series 2017-BNK7	3.748%	9/15/60	75	81
[2]	BANK Class AS Series 2017-BNK8	3.731%	11/15/50	25	27
[2,4]	BANK Class AS Series 2018-BN10	3.898%	2/15/61	50	55
[2,4]	BANK Class AS Series 2018-BN12	4.355%	5/15/61	50	56
[2,4]	BANK Class AS Series 2018-BN14	4.481%	9/15/60	25	28
[2]	BANK Class AS Series 2019-BN17	3.976%	4/15/52	25	27
[2,4]	BANK Class AS Series 2019-BN18	3.826%	5/15/62	50	55
[2]	BANK Class AS Series 2019-BN21	3.093%	10/17/52	75	79
[2]	BANK Class AS Series 2019-BN23	3.203%	12/15/52	75	80
[2,4]	BANK Class AS Series 2019-BN24	3.283%	11/15/62	75	80
[2]	BANK Class AS Series 2020-BN25	2.841%	1/15/63	65	67
[2]	BANK Class AS Series 2020-BN26	2.687%	3/15/63	55	56
[2]	BANK Class AS Series 2020-BN27	2.551%	4/15/63	50	51
[2]	BANK Class AS Series 2021-BN36	2.695%	9/15/64	50	51
[2,4]	BANK Class AS Series 2021-BNK31	2.211%	2/15/54	25	25
[2]	BANK Class ASB Series 2018-BN10	3.641%	2/15/61	50	53
[2,4]	BANK Class C Series 2017-BNK8	4.069%	11/15/50	50	53
[2,4]	BANK Class C Series 2019-KBN19	4.033%	8/15/61	35	36
[2]	Barclays Commercial Mortgage Trust Class A4 Series 2019-C3	3.583%	5/15/52	700	765
[2]	Barclays Commercial Mortgage Trust Class A4 Series 2019-C5	3.063%	11/15/52	150	159
[2]	Barclays Commercial Mortgage Trust Class A5 Series 2019-C4	2.919%	8/15/52	275	288
[2]	Barclays Commercial Mortgage Trust Class AS Series 2019-C4	3.171%	8/15/52	25	27
[2,4]	Barclays Commercial Mortgage Trust Class AS Series 2019-C5	3.366%	11/15/52	100	107
[2]	BBCMS Mortgage Trust Class A4 Series 2017-C1	3.674%	2/15/50	325	351
[2]	BBCMS Mortgage Trust Class A4 Series 2020-C6	2.639%	2/15/53	100	103
[2]	BBCMS Mortgage Trust Class A5 Series 2018-C2	4.314%	12/15/51	125	142
[2]	BBCMS Mortgage Trust Class A5 Series 2020-C7	2.037%	4/15/53	50	49
[2]	BBCMS Mortgage Trust Class A5 Series 2020-C8	2.040%	10/15/53	125	123
[2]	BBCMS Mortgage Trust Class A5 Series 2021-C11	2.322%	9/15/54	50	50
[2]	BBCMS Mortgage Trust Class A5 Series 2021-C12	2.689%	11/15/54	100	103
[2]	BBCMS Mortgage Trust Class A5 Series 2021-C9	2.299%	2/15/54	150	150
[2]	BBCMS Mortgage Trust Class AS Series 2017-C1	3.898%	2/15/50	100	108
[2]	BBCMS Mortgage Trust Class AS Series 2020-C6	2.840%	2/15/53	35	36
[2]	BBCMS Trust Class A5 Series 2021-C10	2.492%	7/15/54	150	153
[2,4]	Bear Stearns Commercial Mortgage Securities Trust Class AM Series 2007-T26	5.430%	1/12/45	26	26
[2]	Benchmark Mortgage Trust Class A2 Series 2018-B2	3.662%	2/15/51	125	127
[2]	Benchmark Mortgage Trust Class A2 Series 2018-B3	3.848%	4/10/51	74	75
[2]	Benchmark Mortgage Trust Class A2 Series 2018-B6	4.203%	10/10/51	38	39
[2]	Benchmark Mortgage Trust Class A2 Series 2020-B17	2.211%	3/15/53	50	50
[2]	Benchmark Mortgage Trust Class A3 Series 2020-IG1	2.687%	9/15/43	125	129
[2]	Benchmark Mortgage Trust Class A4 Series 2018-B5	4.208%	7/15/51	75	85
[2]	Benchmark Mortgage Trust Class A4 Series 2018-B6	4.261%	10/10/51	50	57
[2,4]	Benchmark Mortgage Trust Class A4 Series 2018-B7	4.510%	5/15/53	175	201
[2]	Benchmark Mortgage Trust Class A4 Series 2019-B10	3.717%	3/15/62	80	88
[2]	Benchmark Mortgage Trust Class A4 Series 2019-B13	2.952%	8/15/57	280	296

10

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2,4]	Benchmark Mortgage Trust Class A5 Series 2018-B1	3.666%	1/15/51	100	109
[2,4]	Benchmark Mortgage Trust Class A5 Series 2018-B2	3.882%	2/15/51	325	358
[2]	Benchmark Mortgage Trust Class A5 Series 2018-B3	4.025%	4/10/51	225	250
[2,4]	Benchmark Mortgage Trust Class A5 Series 2018-B4	4.121%	7/15/51	350	392
[2]	Benchmark Mortgage Trust Class A5 Series 2018-B8	4.232%	1/15/52	125	142
[2]	Benchmark Mortgage Trust Class A5 Series 2019-B11	3.542%	5/15/52	275	301
[2]	Benchmark Mortgage Trust Class A5 Series 2019-B14	3.049%	12/15/62	225	239
[2]	Benchmark Mortgage Trust Class A5 Series 2019-B15	2.928%	12/15/72	230	242
[2]	Benchmark Mortgage Trust Class A5 Series 2019-B9	4.016%	3/15/52	105	118
[2]	Benchmark Mortgage Trust Class A5 Series 2020-B16	2.732%	2/15/53	100	104
[2]	Benchmark Mortgage Trust Class A5 Series 2020-B17	2.289%	3/15/53	100	101
[2]	Benchmark Mortgage Trust Class A5 Series 2020-B19	1.850%	9/15/53	63	61
[2]	Benchmark Mortgage Trust Class A5 Series 2020-B20	2.034%	10/15/53	100	99
[2]	Benchmark Mortgage Trust Class A5 Series 2020-B21	1.978%	12/17/53	125	123
[2]	Benchmark Mortgage Trust Class A5 Series 2020-B22	1.973%	1/15/54	100	98
[2]	Benchmark Mortgage Trust Class A5 Series 2021-B23	2.070%	2/15/54	225	223
[2]	Benchmark Mortgage Trust Class A5 Series 2021-B24	2.584%	3/15/54	125	129
[2]	Benchmark Mortgage Trust Class A5 Series 2021-B25	2.577%	4/15/54	125	129
[2]	Benchmark Mortgage Trust Class A5 Series 2021-B25	2.847%	4/15/54	50	52
[2]	Benchmark Mortgage Trust Class A5 Series 2021-B26	2.613%	6/15/54	75	77
[2]	Benchmark Mortgage Trust Class A5 Series 2021-B28	2.224%	8/15/54	100	100
[2]	Benchmark Mortgage Trust Class A5 Series 2021-B29	2.388%	9/15/54	50	51
[2]	Benchmark Mortgage Trust Class A5 Series 2021-B30	2.576%	11/15/54	200	206
[2,4]	Benchmark Mortgage Trust Class AM Series 2018-B1	3.878%	1/15/51	50	54
[2,4]	Benchmark Mortgage Trust Class AM Series 2018-B4	4.311%	7/15/51	75	84
[2]	Benchmark Mortgage Trust Class AM Series 2019-B10	3.979%	3/15/62	50	55
[2,4]	Benchmark Mortgage Trust Class AM Series 2020-B16	2.944%	2/15/53	25	26
[2,4]	Benchmark Mortgage Trust Class AS Series 2018-B2	4.084%	2/15/51	150	165
[2]	Benchmark Mortgage Trust Class AS Series 2018-B6	4.441%	10/10/51	25	28
[2,4]	Benchmark Mortgage Trust Class AS Series 2018-B8	4.532%	1/15/52	50	57
[2]	Benchmark Mortgage Trust Class AS Series 2019-B11	3.784%	5/15/52	75	82
[2]	Benchmark Mortgage Trust Class AS Series 2020-B17	2.583%	3/15/53	30	30
[2]	Benchmark Mortgage Trust Class AS Series 2020-B19	2.148%	9/15/53	25	24
[2]	Benchmark Mortgage Trust Class AS Series 2020-B20	2.375%	10/15/53	10	10
[2,4]	Benchmark Mortgage Trust Class AS Series 2020-IG1	2.909%	9/15/43	50	52
[2]	Benchmark Mortgage Trust Class AS Series 2021-B23	2.274%	2/15/54	75	74
[2]	Benchmark Mortgage Trust Class AS Series 2021-B24	2.780%	3/15/54	25	26
[2]	BMW Vehicle Lease Trust Class A3 Series 2021-1	0.290%	1/25/24	75	75
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	BMW Vehicle Lease Trust Class A3 Series 2021-2	0.330%	12/26/24	75	74
[2]	BMW Vehicle Lease Trust Class A4 Series 2021-1	0.370%	7/25/24	25	25
[2]	BMW Vehicle Lease Trust Class A4 Series 2021-2	0.430%	1/27/25	50	49
[2]	BMW Vehicle Owner Trust Class A3 Series 2020-A	0.480%	10/25/24	23	23
[2]	Cantor Commercial Real Estate Lending Class A4 Series 2019-CF3	3.006%	1/15/53	135	143
[2]	Cantor Commercial Real Estate Lending Class A5 Series 2019-CF1	3.786%	5/15/52	125	138
[2]	Cantor Commercial Real Estate Lending Class A5 Series 2019-CF2	2.874%	11/15/52	140	146
[2]	Cantor Commercial Real Estate Lending Class AS Series 2019-CF3	3.298%	1/15/53	60	64
[2]	Capital One Multi-Asset Execution Trust Class A1 Series 2021-A1	0.550%	7/15/26	200	197
[2]	Capital One Multi-Asset Execution Trust Class A2 Series 2021-A2	1.390%	7/15/30	450	443
[2]	Capital One Multi-Asset Execution Trust Class A3 Series 2019-A3	2.060%	8/15/28	100	103
[2]	Capital One Multi-Asset Execution Trust Class A3 Series 2021-A3	1.040%	11/16/26	400	398
[2]	Capital One Prime Auto Receivables Trust Class A3 Series 2019-1	2.510%	11/15/23	33	33
[2]	Capital One Prime Auto Receivables Trust Class A3 Series 2021-1	0.770%	9/15/26	100	99
[2]	Capital One Prime Auto Receivables Trust Class A4 Series 2019-1	2.560%	10/15/24	35	36
[2]	Capital One Prime Auto Receivables Trust Class A4 Series 2020-1	1.630%	8/15/25	15	15
[2]	CarMax Auto Owner Trust Class A3 Series 2020-1	1.890%	12/16/24	83	84
[2]	CarMax Auto Owner Trust Class A3 Series 2020-3	0.620%	3/17/25	75	75
[2]	CarMax Auto Owner Trust Class A3 Series 2020-4	0.500%	8/15/25	475	473
[2]	CarMax Auto Owner Trust Class A3 Series 2020-4	0.630%	6/15/26	25	25
[2]	CarMax Auto Owner Trust Class A3 Series 2021-1	0.340%	12/15/25	60	59
[2]	CarMax Auto Owner Trust Class A3 Series 2021-2	0.520%	2/17/26	100	99
[2]	CarMax Auto Owner Trust Class A3 Series 2021-4	0.560%	9/15/26	100	98
[2]	CarMax Auto Owner Trust Class A4 Series 2018-1	2.640%	6/15/23	25	25
[2]	CarMax Auto Owner Trust Class A4 Series 2018-2	3.160%	7/17/23	37	37
[2]	CarMax Auto Owner Trust Class A4 Series 2019-4	2.130%	7/15/25	25	25
[2]	CarMax Auto Owner Trust Class A4 Series 2020-1	2.030%	6/16/25	15	15
[2]	CarMax Auto Owner Trust Class A4 Series 2020-3	0.770%	3/16/26	25	25
[2]	CarMax Auto Owner Trust Class A4 Series 2021-2	0.810%	12/15/26	25	25
[2]	Carvana Auto Receivables Trust Class A3 Series 2021-P3	0.700%	11/10/26	75	74
[2]	CD Mortgage Trust Class A3 Series 2019-CD8	2.657%	8/15/57	40	41
[2]	CD Mortgage Trust Class A4 Series 2016-CD1	2.724%	8/10/49	150	155
[2,4]	CD Mortgage Trust Class A4 Series 2016-CD2	3.526%	11/10/49	100	107
[2]	CD Mortgage Trust Class A4 Series 2017-CD3	3.631%	2/10/50	144	155

11

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	CD Mortgage Trust Class A4 Series 2018-CD7	4.279%	8/15/51	75	85
[2]	CD Mortgage Trust Class A4 Series 2019-CD8	2.912%	8/15/57	450	473
[2]	CD Mortgage Trust Class A5 Series 2017-CD6	3.456%	11/13/50	125	134
[2]	CD Mortgage Trust Class AAB Series 2017-CD3	3.453%	2/10/50	25	26
[2,4]	CD Mortgage Trust Class AM Series 2017-CD6	3.709%	11/13/50	75	79
[2]	CD Mortgage Trust Class AS Series 2017-CD3	3.833%	2/10/50	31	33
[2]	CD Mortgage Trust Class ASB Series 2017-CD6	3.332%	11/13/50	50	53
[2]	CD Mortgage Trust Class ASB Series 2018-CD7	4.213%	8/15/51	10	11
[2]	CenterPoint Energy Transition Bond Co. IV LLC Class A3 Series 2012-1	3.028%	10/15/25	240	248
[2]	CFCRE Commercial Mortgage Trust Class A3 Series 2016-C3	3.865%	1/10/48	125	135
[2,4]	CFCRE Commercial Mortgage Trust Class A3 Series 2016-C6	3.217%	11/10/49	250	263
[2]	CFCRE Commercial Mortgage Trust Class A4 Series 2016-C4	3.283%	5/10/58	150	158
[2]	CFCRE Commercial Mortgage Trust Class A4 Series 2017-C8	3.572%	6/15/50	50	54
[2]	CFCRE Commercial Mortgage Trust Class AM Series 2016-C4	3.691%	5/10/58	100	106
[2]	CGMS Commercial Mortgage Trust Class A4 Series 2017-B1	3.458%	8/15/50	250	269
[2,4]	CGMS Commercial Mortgage Trust Class AS Series 2017-B1	3.711%	8/15/50	50	54
[2]	Chase Issuance Trust Class A1 Series 2020-A1	1.530%	1/15/25	450	454
[2]	Citibank Credit Card Issuance Trust Class A3 Series 2018-A3	3.290%	5/23/25	450	466
[2]	Citibank Credit Card Issuance Trust Class A6 Series 2018-A6	3.210%	12/7/24	100	102
[2]	Citibank Credit Card Issuance Trust Class A7 Series 2018-A7	3.960%	10/13/30	200	230
[2]	Citigroup Commercial Mortgage Trust Class A2 Series 2018-B2	3.788%	3/10/51	50	51
[2]	Citigroup Commercial Mortgage Trust Class A3 Series 2016-P4	2.646%	7/10/49	150	154
[2]	Citigroup Commercial Mortgage Trust Class A3 Series 2017-C4	3.209%	10/12/50	100	106
[2]	Citigroup Commercial Mortgage Trust Class A4 Series 2012-GC8	3.024%	9/10/45	69	70
[2]	Citigroup Commercial Mortgage Trust Class A4 Series 2013-GC11	3.093%	4/10/46	100	102
[2,4]	Citigroup Commercial Mortgage Trust Class A4 Series 2013-GC15	4.371%	9/10/46	50	52
[2]	Citigroup Commercial Mortgage Trust Class A4 Series 2014-GC19	4.023%	3/10/47	25	26
[2]	Citigroup Commercial Mortgage Trust Class A4 Series 2014-GC23	3.622%	7/10/47	100	105
[2]	Citigroup Commercial Mortgage Trust Class A4 Series 2014-GC25	3.635%	10/10/47	175	184
[2]	Citigroup Commercial Mortgage Trust Class A4 Series 2015-GC29	3.192%	4/10/48	175	183
[2]	Citigroup Commercial Mortgage Trust Class A4 Series 2015-GC31	3.762%	6/10/48	100	107
[2]	Citigroup Commercial Mortgage Trust Class A4 Series 2015-GC33	3.778%	9/10/58	100	107
[2]	Citigroup Commercial Mortgage Trust Class A4 Series 2016-C1	3.209%	5/10/49	125	132
[2]	Citigroup Commercial Mortgage Trust Class A4 Series 2016-GC37	3.314%	4/10/49	50	53
[2]	Citigroup Commercial Mortgage Trust Class A4 Series 2016-P4	2.902%	7/10/49	75	78
[2]	Citigroup Commercial Mortgage Trust Class A4 Series 2017-C4	3.471%	10/12/50	250	269
[2]	Citigroup Commercial Mortgage Trust Class A4 Series 2018-B2	4.009%	3/10/51	275	305
[2]	Citigroup Commercial Mortgage Trust Class A4 Series 2019-GC43	3.038%	11/10/52	275	292
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	Citigroup Commercial Mortgage Trust Class A5 Series 2014-GC21	3.855%	5/10/47	50	53
[2]	Citigroup Commercial Mortgage Trust Class A5 Series 2015-GC27	3.137%	2/10/48	225	234
[2]	Citigroup Commercial Mortgage Trust Class A5 Series 2016-GC36	3.616%	2/10/49	475	507
[2]	Citigroup Commercial Mortgage Trust Class A5 Series 2019-GC41	2.869%	8/10/56	225	236
[2]	Citigroup Commercial Mortgage Trust Class A5 Series 2020-GC46	2.717%	2/15/53	110	114
[2]	Citigroup Commercial Mortgage Trust Class AAB Series 2014-GC19	3.552%	3/10/47	11	11
[2]	Citigroup Commercial Mortgage Trust Class AAB Series 2016-C1	3.003%	5/10/49	48	49
[2,4]	Citigroup Commercial Mortgage Trust Class AS Series 2013-GC15	4.649%	9/10/46	75	78
[2]	Citigroup Commercial Mortgage Trust Class AS Series 2014-GC19	4.345%	3/10/47	25	26
[2]	Citigroup Commercial Mortgage Trust Class AS Series 2015-GC27	3.571%	2/10/48	100	104
[2]	Citigroup Commercial Mortgage Trust Class AS Series 2017-C4	3.764%	10/12/50	50	54
[2,4]	Citigroup Commercial Mortgage Trust Class AS Series 2020-GC46	2.918%	2/15/53	45	47
[2,4]	Citigroup Commercial Mortgage Trust Class B Series 2014-GC21	4.328%	5/10/47	50	52
[2,4]	Citigroup Commercial Mortgage Trust Class B Series 2015-GC29	3.758%	4/10/48	84	87
[2]	COMM Mortgage Trust Class A2 Series 2015-CR22	2.856%	3/10/48	12	12
[2]	COMM Mortgage Trust Class A3 Series 2012-CR4	2.853%	10/15/45	124	125
[2]	COMM Mortgage Trust Class A3 Series 2013-CR11	3.983%	8/10/50	40	42
[2]	COMM Mortgage Trust Class A3 Series 2013-CR12	3.765%	10/10/46	46	47
[2]	COMM Mortgage Trust Class A3 Series 2014-CR21	3.528%	12/10/47	160	165
[2]	COMM Mortgage Trust Class A3 Series 2017-COR2	3.510%	9/10/50	35	38
[2]	COMM Mortgage Trust Class A3 Series 2018-COR3	4.228%	5/10/51	125	140
[2]	COMM Mortgage Trust Class A4 Series 2012-CR2	3.147%	8/15/45	58	58
[2,4]	COMM Mortgage Trust Class A4 Series 2013-CR10	4.210%	8/10/46	20	21
[2]	COMM Mortgage Trust Class A4 Series 2013-CR11	4.258%	8/10/50	150	157
[2]	COMM Mortgage Trust Class A4 Series 2013-CR12	4.046%	10/10/46	50	52
[2]	COMM Mortgage Trust Class A4 Series 2013-CR6	3.101%	3/10/46	515	520
[2]	COMM Mortgage Trust Class A4 Series 2013-CR7	3.213%	3/10/46	31	31
[2,4]	COMM Mortgage Trust Class A4 Series 2013-CR9	4.255%	7/10/45	90	93
[2]	COMM Mortgage Trust Class A4 Series 2013-LC6	2.941%	1/10/46	78	79
[2,4]	COMM Mortgage Trust Class A4 Series 2014-CR15	4.074%	2/10/47	56	59
[2]	COMM Mortgage Trust Class A4 Series 2014-CR20	3.590%	11/10/47	50	53
[2]	COMM Mortgage Trust Class A4 Series 2014-LC15	4.006%	4/10/47	150	158
[2]	COMM Mortgage Trust Class A4 Series 2014-UBS3	3.819%	6/10/47	100	105
[2]	COMM Mortgage Trust Class A4 Series 2014-UBS5	3.838%	9/10/47	125	132
[2]	COMM Mortgage Trust Class A4 Series 2015-CR23	3.497%	5/10/48	100	106
[2]	COMM Mortgage Trust Class A4 Series 2015-CR24	3.432%	8/10/48	234	242
[2]	COMM Mortgage Trust Class A4 Series 2015-CR25	3.759%	8/10/48	125	134
[2]	COMM Mortgage Trust Class A4 Series 2015-CR26	3.630%	10/10/48	225	240

12

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	COMM Mortgage Trust Class A4 Series 2015-CR27	3.612%	10/10/48	125	133
[2]	COMM Mortgage Trust Class A4 Series 2015-LC19	3.183%	2/10/48	125	131
[2]	COMM Mortgage Trust Class A4 Series 2016-CR28	3.762%	2/10/49	150	161
[2,4]	COMM Mortgage Trust Class A5 Series 2013-CR8	3.612%	6/10/46	71	73
[2]	COMM Mortgage Trust Class A5 Series 2013-LC13	4.205%	8/10/46	39	40
[2]	COMM Mortgage Trust Class A5 Series 2014-CR17	3.977%	5/10/47	50	53
[2]	COMM Mortgage Trust Class A5 Series 2014-CR19	3.796%	8/10/47	175	184
[2]	COMM Mortgage Trust Class A5 Series 2014-LC17	3.917%	10/10/47	50	53
[2]	COMM Mortgage Trust Class A5 Series 2014-UBS2	3.961%	3/10/47	54	57
[2]	COMM Mortgage Trust Class A5 Series 2014-UBS4	3.694%	8/10/47	125	131
[2]	COMM Mortgage Trust Class A5 Series 2014-UBS6	3.644%	12/10/47	225	237
[2]	COMM Mortgage Trust Class A5 Series 2015-CR22	3.309%	3/10/48	150	157
[2]	COMM Mortgage Trust Class A5 Series 2015-DC1	3.350%	2/10/48	75	79
[2]	COMM Mortgage Trust Class A5 Series 2015-PC1	3.902%	7/10/50	100	107
[2]	COMM Mortgage Trust Class A5 Series 2019-GC44	2.950%	8/15/57	115	121
[2]	COMM Mortgage Trust Class AM Series 2012-CR2	3.791%	8/15/45	65	65
[2,4]	COMM Mortgage Trust Class AM Series 2013-CR11	4.715%	8/10/50	30	31
[2]	COMM Mortgage Trust Class AM Series 2013-CR12	4.300%	10/10/46	25	26
[2]	COMM Mortgage Trust Class AM Series 2013-LC6	3.282%	1/10/46	58	59
[2]	COMM Mortgage Trust Class AM Series 2014-CR16	4.278%	4/10/47	75	79
[2]	COMM Mortgage Trust Class AM Series 2014-CR19	4.080%	8/10/47	50	53
[2]	COMM Mortgage Trust Class AM Series 2014-UBS2	4.199%	3/10/47	15	16
[2]	COMM Mortgage Trust Class AM Series 2014-UBS4	3.968%	8/10/47	44	46
[2]	COMM Mortgage Trust Class AM Series 2014-UBS6	4.048%	12/10/47	50	53
[2,4]	COMM Mortgage Trust Class AM Series 2015-CR22	3.603%	3/10/48	100	105
[2]	COMM Mortgage Trust Class AM Series 2015-CR23	3.801%	5/10/48	50	53
[2]	COMM Mortgage Trust Class AM Series 2015-LC19	3.527%	2/10/48	50	52
[2]	COMM Mortgage Trust Class AM Series 2019-GC44	3.263%	8/15/57	50	53
[2]	COMM Mortgage Trust Class ASB Series 2013-CR11	3.660%	8/10/50	11	12
[2]	COMM Mortgage Trust Class ASB Series 2013-CR12	3.623%	10/10/46	18	19
[2]	COMM Mortgage Trust Class ASB Series 2014-CCRE16	3.653%	4/10/47	20	21
[2]	COMM Mortgage Trust Class ASB Series 2014-CR15	3.595%	2/10/47	13	13
[2]	COMM Mortgage Trust Class ASB Series 2014-CR17	3.598%	5/10/47	12	12
[2]	COMM Mortgage Trust Class ASB Series 2014-CR18	3.452%	7/15/47	19	20
[2]	COMM Mortgage Trust Class ASB Series 2014-UBS2	3.472%	3/10/47	10	10
[2]	COMM Mortgage Trust Class ASB Series 2014-UBS6	3.387%	12/10/47	74	76
[2]	COMM Mortgage Trust Class ASB Series 2015-CR23	3.257%	5/10/48	50	51
[2]	COMM Mortgage Trust Class ASB Series 2015-CR27	3.404%	10/10/48	98	101
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	COMM Mortgage Trust Class ASB Series 2015-LC19	3.040%	2/10/48	15	15
[2]	COMM Mortgage Trust Class ASB Series 2016-DC2	3.550%	2/10/49	103	108
[2,4]	COMM Mortgage Trust Class B Series 2013-CR12	4.762%	10/10/46	25	26
[2,4]	COMM Mortgage Trust Class B Series 2014-CR15	4.641%	2/10/47	28	29
[2]	COMM Mortgage Trust Class B Series 2014-CR17	4.377%	5/10/47	25	26
[2]	COMM Mortgage Trust Class B Series 2014-UBS2	4.701%	3/10/47	10	10
[2,4]	COMM Mortgage Trust Class C Series 2013-LC6	4.242%	1/10/46	25	25
[2,4]	COMM Mortgage Trust Class C Series 2014-CR15	4.691%	2/10/47	50	52
[2]	CSAIL Commercial Mortgage Trust Class A3 Series 2019-C16	3.329%	6/15/52	275	295
[2]	CSAIL Commercial Mortgage Trust Class A3 Series 2021-C20	2.805%	3/15/54	250	260
[2]	CSAIL Commercial Mortgage Trust Class A4 Series 2015-C1	3.505%	4/15/50	100	105
[2]	CSAIL Commercial Mortgage Trust Class A4 Series 2015-C2	3.504%	6/15/57	150	158
[2]	CSAIL Commercial Mortgage Trust Class A4 Series 2015-C3	3.718%	8/15/48	100	106
[2]	CSAIL Commercial Mortgage Trust Class A4 Series 2015-C4	3.808%	11/15/48	200	214
[2]	CSAIL Commercial Mortgage Trust Class A4 Series 2017-C8	3.392%	6/15/50	150	160
[2,4]	CSAIL Commercial Mortgage Trust Class A4 Series 2018-CX12	4.224%	8/15/51	25	28
[2]	CSAIL Commercial Mortgage Trust Class A4 Series 2019-C15	4.053%	3/15/52	225	251
[2]	CSAIL Commercial Mortgage Trust Class A5 Series 2016-C7	3.502%	11/15/49	200	214
[2,4]	CSAIL Commercial Mortgage Trust Class A5 Series 2017-CX10	3.458%	11/15/50	150	161
[2]	CSAIL Commercial Mortgage Trust Class A5 Series 2017-CX9	3.446%	9/15/50	50	54
[2,4]	CSAIL Commercial Mortgage Trust Class A5 Series 2018-CX11	4.033%	4/15/51	275	302
[2,4]	CSAIL Commercial Mortgage Trust Class AS Series 2015-C1	3.791%	4/15/50	75	78
[2,4]	CSAIL Commercial Mortgage Trust Class AS Series 2015-C2	3.849%	6/15/57	75	78
[2,4]	CSAIL Commercial Mortgage Trust Class AS Series 2021-C20	3.076%	3/15/54	50	53
[2]	CSAIL Commercial Mortgage Trust Class ASB Series 2015-C3	3.448%	8/15/48	59	61
[2]	CSAIL Commercial Mortgage Trust Class ASB Series 2015-C4	3.617%	11/15/48	38	40
[2,4]	CSAIL Commercial Mortgage Trust Class B Series 2015-C1	4.044%	4/15/50	50	51
[2,4]	CSAIL Commercial Mortgage Trust Class B Series 2015-C3	4.119%	8/15/48	50	51
[2]	DBGS Mortgage Trust Class A4 Series 2018-C1	4.466%	10/15/51	100	114
[2]	DBJPM Mortgage Trust Class A4 Series 2016-C1	3.276%	5/10/49	75	79
[2]	DBJPM Mortgage Trust Class A5 Series 2016-C3	2.890%	8/10/49	100	104
[2]	DBJPM Mortgage Trust Class A5 Series 2017-C6	3.328%	6/10/50	100	106
[2]	DBJPM Mortgage Trust Class A5 Series 2020-C9	1.926%	8/15/53	50	49
[2,4]	DBJPM Mortgage Trust Class AM Series 2017-C6	3.561%	6/10/50	50	53
[2]	Discover Card Execution Note Trust Class A1 Series 2015-A1	3.030%	8/15/25	225	231
[2]	Discover Card Execution Note Trust Class A1 Series 2021-A1	0.580%	9/15/26	175	172
[2]	Discover Card Execution Note Trust Class A2 Series 2021-A2	1.030%	9/15/28	150	147
[2]	Drive Auto Receivables Trust Class B Series 2021-1	0.650%	7/15/25	25	25

13

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	Drive Auto Receivables Trust Class B Series 2021-2	0.580%	12/15/25	75	74
[2]	Drive Auto Receivables Trust Class C Series 2021-1	1.020%	6/15/27	25	25
[2]	Drive Auto Receivables Trust Class C Series 2021-2	0.870%	10/15/27	50	49
[2]	Drive Auto Receivables Trust Class D Series 2018-5	4.300%	4/15/26	35	36
[2]	Drive Auto Receivables Trust Class D Series 2019-1	4.090%	6/15/26	110	112
[2]	Drive Auto Receivables Trust Class D Series 2021-2	1.390%	3/15/29	50	49
[2]	Exeter Automobile Receivables Trust Class B Series 2021-1A	0.500%	2/18/25	35	35
[2]	Exeter Automobile Receivables Trust Class B Series 2021-3A	0.690%	1/15/26	50	50
[2]	Exeter Automobile Receivables Trust Class C Series 2020-3A	1.320%	7/15/25	75	75
[2]	Exeter Automobile Receivables Trust Class C Series 2021-1A	0.740%	1/15/26	85	85
[2]	Exeter Automobile Receivables Trust Class C Series 2021-3A	0.960%	10/15/26	50	49
[1,2,4]	Fannie Mae-Aces Class 1A Series 2014-M7	3.228%	6/25/24	224	234
[1,2]	Fannie Mae-Aces Class 2A2 Series 2019-M21	2.350%	2/25/31	30	31
[1,2]	Fannie Mae-Aces Class 3A2 Series 2019-M18	2.577%	9/25/31	100	107
[1,2]	Fannie Mae-Aces Class A Series 2015-M2	2.620%	12/25/24	150	155
[1,2,4]	Fannie Mae-Aces Class A2 Series 2013-M14	3.329%	10/25/23	229	236
[1,2]	Fannie Mae-Aces Class A2 Series 2013-M7	2.280%	12/27/22	31	32
[1,2,4]	Fannie Mae-Aces Class A2 Series 2014-M1	3.123%	7/25/23	201	206
[1,2,4]	Fannie Mae-Aces Class A2 Series 2014-M13	3.021%	8/25/24	137	142
[1,2,4]	Fannie Mae-Aces Class A2 Series 2014-M2	3.513%	12/25/23	157	162
[1,2,4]	Fannie Mae-Aces Class A2 Series 2014-M3	3.489%	1/25/24	61	64
[1,2,4]	Fannie Mae-Aces Class A2 Series 2014-M4	3.346%	3/25/24	120	125
[1,2,4]	Fannie Mae-Aces Class A2 Series 2014-M8	3.056%	6/25/24	136	141
[1,2,4]	Fannie Mae-Aces Class A2 Series 2014-M9	3.103%	7/25/24	170	176
[1,2]	Fannie Mae-Aces Class A2 Series 2015-M1	2.532%	9/25/24	252	260
[1,2,4]	Fannie Mae-Aces Class A2 Series 2015-M10	3.092%	4/25/27	98	105
[1,2,4]	Fannie Mae-Aces Class A2 Series 2015-M12	2.799%	5/25/25	179	188
[1,2,4]	Fannie Mae-Aces Class A2 Series 2015-M15	2.923%	10/25/25	230	241
[1,2]	Fannie Mae-Aces Class A2 Series 2015-M3	2.723%	10/25/24	86	89
[1,2]	Fannie Mae-Aces Class A2 Series 2015-M7	2.590%	12/25/24	140	144
[1,2,4]	Fannie Mae-Aces Class A2 Series 2015-M8	2.900%	1/25/25	100	104
[1,2,4]	Fannie Mae-Aces Class A2 Series 2016-M11	2.369%	7/25/26	250	259
[1,2,4]	Fannie Mae-Aces Class A2 Series 2016-M12	2.450%	9/25/26	250	260
[1,2,4]	Fannie Mae-Aces Class A2 Series 2016-M13	2.496%	9/25/26	70	73
[1,2]	Fannie Mae-Aces Class A2 Series 2016-M3	2.702%	2/25/26	97	102
[1,2]	Fannie Mae-Aces Class A2 Series 2016-M4	2.576%	3/25/26	100	104
[1,2]	Fannie Mae-Aces Class A2 Series 2016-M42	1.270%	7/25/30	10	10
[1,2]	Fannie Mae-Aces Class A2 Series 2016-M5	2.469%	4/25/26	200	208
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1,2]	Fannie Mae-Aces Class A2 Series 2016-M7	2.499%	9/25/26	47	48
[1,2]	Fannie Mae-Aces Class A2 Series 2016-M9	2.292%	6/25/26	300	309
[1,2,4]	Fannie Mae-Aces Class A2 Series 2017-M1	2.415%	10/25/26	171	178
[1,2,4]	Fannie Mae-Aces Class A2 Series 2017-M12	3.069%	6/25/27	252	270
[1,2,4]	Fannie Mae-Aces Class A2 Series 2017-M14	2.867%	11/25/27	75	79
[1,2,4]	Fannie Mae-Aces Class A2 Series 2017-M2	2.784%	2/25/27	189	200
[1,2,4]	Fannie Mae-Aces Class A2 Series 2017-M4	2.556%	12/25/26	166	174
[1,2,4]	Fannie Mae-Aces Class A2 Series 2017-M5	3.120%	4/25/29	70	77
[1,2,4]	Fannie Mae-Aces Class A2 Series 2017-M7	2.961%	2/25/27	250	265
[1,2,4]	Fannie Mae-Aces Class A2 Series 2017-M8	3.061%	5/25/27	513	551
[1,2,4]	Fannie Mae-Aces Class A2 Series 2018-M10	3.369%	7/25/28	125	138
[1,2]	Fannie Mae-Aces Class A2 Series 2018-M10	3.610%	2/25/31	300	340
[1,2,4]	Fannie Mae-Aces Class A2 Series 2018-M12	3.638%	8/25/30	50	57
[1,2,4]	Fannie Mae-Aces Class A2 Series 2018-M13	3.709%	9/25/30	200	230
[1,2,4]	Fannie Mae-Aces Class A2 Series 2018-M14	3.581%	8/25/28	175	196
[1,2,4]	Fannie Mae-Aces Class A2 Series 2018-M4	3.059%	3/25/28	153	166
[1,2,4]	Fannie Mae-Aces Class A2 Series 2018-M7	3.065%	3/25/28	98	106
[1,2,4]	Fannie Mae-Aces Class A2 Series 2019-M1	3.552%	9/25/28	200	223
[1,2,4]	Fannie Mae-Aces Class A2 Series 2019-M12	2.885%	6/25/29	400	432
[1,2]	Fannie Mae-Aces Class A2 Series 2019-M18	2.469%	8/25/29	250	262
[1,2,4]	Fannie Mae-Aces Class A2 Series 2019-M2	3.626%	11/25/28	196	220
[1,2]	Fannie Mae-Aces Class A2 Series 2019-M5	3.273%	2/25/29	200	220
[1,2]	Fannie Mae-Aces Class A2 Series 2019-M7	3.143%	4/25/29	230	251
[1,2]	Fannie Mae-Aces Class A2 Series 2019-M9	2.937%	6/25/29	345	373
[1,2]	Fannie Mae-Aces Class A2 Series 2020-M1	2.444%	10/25/29	950	993
[1,2]	Fannie Mae-Aces Class A2 Series 2020-M14	1.784%	5/25/30	250	252
[1,2]	Fannie Mae-Aces Class A2 Series 2020-M22	2.522%	8/25/29	375	396
[1,2,4]	Fannie Mae-Aces Class A2 Series 2020-M29	1.492%	5/25/30	100	98
[1,2]	Fannie Mae-Aces Class A2 Series 2020-M46	1.323%	5/25/30	250	243
[1,2]	Fannie Mae-Aces Class A2 Series 2020-M5	2.210%	1/25/30	125	129
[1,2,4]	Fannie Mae-Aces Class A2 Series 2020-M52	1.319%	10/25/30	275	268
[1,2,4]	Fannie Mae-Aces Class A2 Series 2021-M1	1.390%	11/25/30	60	59
[1,2,4]	Fannie Mae-Aces Class A2 Series 2021-M11	1.459%	3/25/31	225	221
[1,2,4]	Fannie Mae-Aces Class A2 Series 2021-M13	1.605%	4/25/31	50	49
[1,2,4]	Fannie Mae-Aces Class A2 Series 2021-M19	1.741%	10/25/31	275	274
[1,2,4]	Fannie Mae-Aces Class A2 Series 2021-M3G	1.250%	1/25/31	225	215
[1,2,4]	Fannie Mae-Aces Class A3 Series 2018-M3	3.086%	2/25/30	75	82
[1,2,4]	Fannie Mae-Aces Class APT Series 2013-M12	2.405%	3/25/23	130	131

14

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1,2,4]	Fannie Mae-Aces Class APT Series 2013-M14	2.481%	4/25/23	30	30
[1,2,4]	Fannie Mae-Aces Class ATS2 Series 2018-M2	2.902%	1/25/28	425	456
[1,2,4]	Fannie Mae-Aces Class AV2 Series 2015-M4	2.509%	7/25/22	32	32
[1,2]	Fannie Mae-Aces Class AV2 Series 2016-M2	2.152%	1/25/23	61	62
[1,2]	Fannie Mae-Aces Class AV2 Series 2016-M7	2.157%	10/25/23	21	22
[1,2,4]	Fannie Mae-Aces Class AV2 Series 2017-M10	2.554%	7/25/24	103	106
[1,2,4]	Fannie Mae-Aces Class AV2 Series 2017-M15	3.140%	11/25/27	275	289
[1,2]	FHLMC Multifamily Structured Pass Through Certificates Class A2 Series K-1521	2.184%	8/25/36	150	150
[2]	Fifth Third Auto Trust Class A4 Series 2019-1	2.690%	11/16/26	50	51
[2]	Ford Credit Auto Lease Trust Class A3 Series 2021-B	0.370%	10/15/24	125	124
[2]	Ford Credit Auto Owner Trust Class A3 Series 2019-A	2.780%	9/15/23	41	41
[2]	Ford Credit Auto Owner Trust Class A3 Series 2020-A	1.040%	8/15/24	19	20
[2]	Ford Credit Auto Owner Trust Class A3 Series 2020-B	0.560%	10/15/24	141	141
[2]	Ford Credit Auto Owner Trust Class A3 Series 2020-C	0.410%	7/15/25	75	75
[2]	Ford Credit Auto Owner Trust Class A3 Series 2021-A	0.260%	2/15/24	100	100
[2]	Ford Credit Auto Owner Trust Class A3 Series 2021-A	0.300%	8/15/25	150	149
[2]	Ford Credit Auto Owner Trust Class A4 Series 2019-A	2.850%	8/15/24	50	51
[2]	Ford Credit Auto Owner Trust Class A4 Series 2020-B	0.790%	11/15/25	35	35
[2]	Ford Credit Auto Owner Trust Class A4 Series 2020-C	0.510%	8/15/26	25	25
[2]	Ford Credit Auto Owner Trust Class A4 Series 2021-A	0.300%	4/15/24	25	25
[2]	Ford Credit Auto Owner Trust Class A4 Series 2021-A	0.490%	9/15/26	50	49
[2]	Ford Credit Floorplan Master Owner Trust Class A Series 2018-2	3.170%	3/15/25	200	206
[2]	Ford Credit Floorplan Master Owner Trust Class A Series 2018-4	4.060%	11/15/30	100	112
[2]	Ford Credit Floorplan Master Owner Trust Class A Series 2019-2	3.060%	4/15/26	150	156
[2]	Ford Credit Floorplan Master Owner Trust Class A Series 2019-4	2.440%	9/15/26	185	191
[2]	Ford Credit Floorplan Master Owner Trust Class A Series 2020-2	1.060%	9/15/27	150	148
[2]	Ford Credit Floorplan Master Owner Trust Class A1 Series 2020-1	0.700%	9/15/25	275	274
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificate Class A2 Series K1522	2.361%	10/25/36	150	153
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A1 Series K038	2.604%	10/25/23	18	18
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A1 Series K039	2.683%	12/25/23	18	18
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A1 Series K040	2.768%	4/25/24	47	48
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A1 Series K042	2.267%	6/25/24	20	21
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A1 Series K043	2.532%	10/25/23	18	18
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A1 Series K045	2.493%	11/25/24	60	61
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A1 Series K047	2.827%	12/25/24	48	50
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A1 Series K080	3.736%	4/25/28	91	99
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A1 Series K087	3.591%	10/25/27	91	97
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A1 Series K121	0.995%	8/25/30	25	24
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A1 Series K122	0.863%	11/25/30	15	14
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A1 Series K129	1.342%	9/25/30	50	49
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A1 Series K1520	2.007%	7/25/35	50	51
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K027	2.637%	1/25/23	325	330
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K028	3.111%	2/25/23	472	481
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K029	3.320%	2/25/23	316	323
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K030	3.250%	4/25/23	324	331
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K031	3.300%	4/25/23	1,215	1,249
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K032	3.310%	5/25/23	340	350
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K033	3.060%	7/25/23	325	334
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K034	3.531%	7/25/23	288	298
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K035	3.458%	8/25/23	400	414
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K036	3.527%	10/25/23	325	338
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K038	3.389%	3/25/24	200	209
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K039	3.303%	7/25/24	225	236
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K040	3.241%	9/25/24	275	289
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K041	3.171%	10/25/24	275	289
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K042	2.670%	12/25/24	25	26
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K043	3.062%	12/25/24	150	158
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K045	3.023%	11/25/25	175	184

15

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K046	3.205%	3/25/25	175	185
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K047	3.329%	5/25/25	175	186
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K048	3.284%	6/25/25	325	345
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K049	3.010%	7/25/25	125	132
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K050	3.334%	8/25/25	200	213
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K052	3.151%	11/25/25	125	133
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K053	2.995%	12/25/25	75	79
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K054	2.745%	1/25/26	200	210
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K056	2.525%	5/25/26	150	157
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K058	2.653%	8/25/26	100	105
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K063	3.430%	1/25/27	475	518
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K064	3.224%	3/25/27	300	325
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K065	3.243%	4/25/27	433	470
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K066	3.117%	6/25/27	150	162
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K067	3.194%	7/25/27	500	543
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K068	3.244%	8/25/27	125	136
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K069	3.187%	9/25/27	200	218
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K070	3.303%	11/25/27	75	82
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K071	3.286%	11/25/27	225	246
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K072	3.444%	12/25/27	100	110
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K073	3.350%	1/25/28	125	137
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K074	3.600%	1/25/28	225	251
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K075	3.650%	2/25/28	150	168
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K076	3.900%	4/25/28	350	397
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K078	3.854%	6/25/28	100	113
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K079	3.926%	6/25/28	25	28
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K080	3.926%	7/25/28	175	199
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K081	3.900%	8/25/28	350	399
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K082	3.920%	9/25/28	75	86
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K083	4.050%	9/25/28	1,700	1,956
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K084	3.780%	10/25/28	275	310
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K085	4.060%	10/25/28	225	257
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K087	3.771%	12/25/28	400	453
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K088	3.690%	1/25/29	275	310
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K089	3.563%	1/25/29	25	28
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K090	3.422%	2/25/29	200	223
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K091	3.505%	3/25/29	450	503
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K092	3.298%	4/25/29	225	249
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K093	2.982%	5/25/29	400	434
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K094	2.903%	6/25/29	275	297
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K095	2.785%	6/25/29	275	296
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K096	2.519%	7/25/29	225	238
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K098	2.425%	8/25/29	450	472
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K099	2.595%	9/25/29	210	223
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K101	2.524%	10/25/29	370	392
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K102	2.537%	10/25/29	350	371
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K103	2.651%	11/25/29	300	320
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K104	2.253%	1/25/30	445	462
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K105	1.872%	3/25/53	95	96
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K106	2.069%	1/25/30	1,300	1,333
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K107	1.639%	1/25/30	100	99
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K108	1.517%	3/25/30	150	148

16

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K109	1.558%	4/25/30	425	420
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K110	1.477%	4/25/30	25	25
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K111	1.350%	5/25/30	25	24
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K114	1.366%	6/25/30	125	121
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K116	1.378%	7/25/30	320	311
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K117	1.406%	8/25/30	25	24
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K118	1.493%	9/25/30	400	392
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K120	1.500%	10/25/30	300	294
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K121	1.547%	10/25/30	175	172
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K122	1.521%	11/25/30	175	172
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K124	1.658%	12/25/30	150	149
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K125	1.846%	1/25/31	700	705
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K126	2.074%	1/25/31	250	256
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K127	2.108%	1/25/31	425	437
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K128	2.020%	3/25/31	250	255
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K129	1.914%	5/25/31	400	405
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K130	1.723%	6/25/31	150	149
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K131	1.853%	7/25/31	400	402
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K132	2.023%	8/25/31	100	102
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K133	2.096%	9/25/31	200	205
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K134	2.243%	10/25/31	200	208
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K135	2.154%	10/25/31	125	129
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K1510	3.718%	1/25/31	75	86
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K1511	3.470%	3/25/31	100	113
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K1514	2.859%	10/25/34	225	242
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K1515	1.940%	2/25/35	150	147
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K1516	1.721%	5/25/35	225	214
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K1517	1.716%	7/25/35	25	24
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K1518	1.860%	10/25/35	100	97
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K1519	2.013%	12/25/35	100	98
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K152	3.080%	1/25/31	100	110
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K1520	2.438%	2/25/36	200	206
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K155	3.750%	11/25/32	100	115
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K157	3.990%	5/25/33	75	88
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K158	3.900%	12/25/30	100	117
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K159	3.950%	11/25/30	50	58
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K718	2.791%	1/25/22	5	5
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K723	2.454%	8/25/23	120	123
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K724	3.062%	11/25/23	100	103
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K726	2.905%	4/25/24	165	171
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K727	2.946%	7/25/24	200	207
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K728	3.064%	8/25/24	247	258
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K729	3.136%	10/25/24	900	942
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K730	3.590%	1/25/25	275	291
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K731	3.600%	2/25/25	225	238
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K734	3.208%	2/25/26	375	401
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K735	2.862%	5/25/26	500	529
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K737	2.525%	10/25/26	400	420
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K738	1.545%	1/25/27	100	101
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K739	1.336%	9/25/27	25	25
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K742	1.760%	3/25/28	200	202
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K743	1.770%	5/25/28	125	126

17

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K744	1.712%	7/25/28	98	99
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K745	1.657%	8/25/28	50	50
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K746	2.031%	9/25/28	150	154
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series KC02	3.370%	7/25/25	175	186
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series KW01	2.853%	1/25/26	200	211
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A3 Series K1510	3.794%	1/25/34	395	460
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A3 Series K1511	3.542%	3/25/34	225	257
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A3 Series K-1513	2.797%	8/25/34	335	357
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A3 Series K154	3.459%	11/25/32	50	57
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A3 Series K155	3.750%	4/25/33	200	233
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A3 Series K157	3.990%	8/25/33	75	88
[2]	GM Financial Automobile Leasing Trust Class A3 Series 2020-1	1.670%	12/20/22	10	10
[2]	GM Financial Automobile Leasing Trust Class A3 Series 2020-2	0.800%	7/20/23	25	25
[2]	GM Financial Automobile Leasing Trust Class A3 Series 2021-2	0.340%	5/20/24	100	100
[2]	GM Financial Automobile Leasing Trust Class A3 Series 2021-3	0.390%	10/21/24	125	124
[2]	GM Financial Automobile Leasing Trust Class A4 Series 2020-1	1.700%	12/20/23	10	10
[2]	GM Financial Automobile Leasing Trust Class A4 Series 2020-3	0.510%	10/21/24	25	25
[2]	GM Financial Automobile Leasing Trust Class A4 Series 2021-2	0.410%	5/20/25	25	25
[2]	GM Financial Consumer Automobile Receivables Trust Class A3 Series 2020-3	0.450%	4/16/25	175	175
[2]	GM Financial Consumer Automobile Receivables Trust Class A3 Series 2020-4	0.380%	8/18/25	115	114
[2]	GM Financial Consumer Automobile Receivables Trust Class A3 Series 2021-2	0.510%	4/16/26	55	55
[2]	GM Financial Consumer Automobile Receivables Trust Class A3 Series 2021-3	0.480%	6/16/26	100	99
[2]	GM Financial Consumer Automobile Receivables Trust Class A3 Series 2021-4	0.680%	9/16/26	75	74
[2]	GM Financial Consumer Automobile Receivables Trust Class A4 Series 2018-2	3.020%	12/18/23	62	63
[2]	GM Financial Consumer Automobile Receivables Trust Class A4 Series 2020-1	1.900%	3/17/25	30	30
[2]	GM Financial Consumer Automobile Receivables Trust Class A4 Series 2020-3	0.580%	1/16/26	25	25
[2]	GM Financial Consumer Automobile Receivables Trust Class A4 Series 2021-2	0.820%	10/16/26	25	25
[2]	GM Financial Consumer Automobile Receivables Trust Class A4 Series 2021-3	0.730%	8/16/27	50	49
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	GM Financial Leasing Trust Class A3 Series 2021-1	0.260%	2/20/24	75	75
[2]	GM Financial Securitized Term Class A3 Series 2021-1	0.350%	10/16/25	65	65
[2]	GM Financial Securitized Term Class A4 Series 2021-1	0.540%	5/17/27	250	247
[2]	GS Mortgage Securities Corp II Class A5 Series 2013-GC10	2.943%	2/10/46	92	94
[2]	GS Mortgage Securities Corp II Class AS Series 2013-GC10	3.279%	2/10/46	35	36
[2]	GS Mortgage Securities Trust Class A3 Series 2012-GCJ9	2.773%	11/10/45	121	123
[2]	GS Mortgage Securities Trust Class A3 Series 2017-GS6	3.433%	5/10/50	150	161
[2]	GS Mortgage Securities Trust Class A4 Series 2012-GCJ7	3.377%	5/10/45	18	18
[2]	GS Mortgage Securities Trust Class A4 Series 2013-GC12	3.135%	6/10/46	90	92
[2]	GS Mortgage Securities Trust Class A4 Series 2014-GC18	4.074%	1/10/47	200	209
[2]	GS Mortgage Securities Trust Class A4 Series 2015-GC30	3.382%	5/10/50	150	158
[2]	GS Mortgage Securities Trust Class A4 Series 2015-GC32	3.764%	7/10/48	50	53
[2]	GS Mortgage Securities Trust Class A4 Series 2015-GC34	3.506%	10/10/48	100	106
[2]	GS Mortgage Securities Trust Class A4 Series 2016-GS2	3.050%	5/10/49	75	79
[2]	GS Mortgage Securities Trust Class A4 Series 2016-GS3	2.850%	10/10/49	200	209
[2,4]	GS Mortgage Securities Trust Class A4 Series 2016-GS4	3.442%	11/10/49	75	80
[2]	GS Mortgage Securities Trust Class A4 Series 2017-GS5	3.674%	3/10/50	150	163
[2]	GS Mortgage Securities Trust Class A4 Series 2017-GS7	3.430%	8/10/50	261	280
[2]	GS Mortgage Securities Trust Class A4 Series 2019-GC39	3.567%	5/10/52	100	110
[2]	GS Mortgage Securities Trust Class A4 Series 2019-GC40	3.160%	7/10/52	150	160
[2]	GS Mortgage Securities Trust Class A4 Series 2019-GC42	3.001%	9/1/52	275	291
[2]	GS Mortgage Securities Trust Class A4 Series 2019-GSA1	3.048%	11/10/52	125	133
[2,4]	GS Mortgage Securities Trust Class A5 Series 2013-GC13	4.031%	7/10/46	20	21
[2]	GS Mortgage Securities Trust Class A5 Series 2013-GC14	4.243%	8/10/46	200	208
[2]	GS Mortgage Securities Trust Class A5 Series 2014-GC22	3.862%	6/10/47	50	53
[2]	GS Mortgage Securities Trust Class A5 Series 2014-GC24	3.931%	9/10/47	125	132
[2]	GS Mortgage Securities Trust Class A5 Series 2014-GC26	3.629%	11/10/47	225	237
[2]	GS Mortgage Securities Trust Class A5 Series 2015-GC28	3.396%	2/10/48	150	157
[2]	GS Mortgage Securities Trust Class A5 Series 2020-GC45	2.911%	2/13/53	125	132
[2]	GS Mortgage Securities Trust Class A5 Series 2020-GC47	2.377%	5/12/53	75	76
[2]	GS Mortgage Securities Trust Class A5 Series 2020-GSA2	2.012%	12/12/53	125	123
[2]	GS Mortgage Securities Trust Class AAB Series 2013-GC14	3.817%	8/10/46	9	9
[2]	GS Mortgage Securities Trust Class AAB Series 2014-GC22	3.467%	6/10/47	21	22
[2]	GS Mortgage Securities Trust Class AAB Series 2014-GC26	3.365%	11/10/47	44	45
[2]	GS Mortgage Securities Trust Class AAB Series 2015-GC32	3.513%	7/10/48	92	96
[2]	GS Mortgage Securities Trust Class AB Series 2015-GC34	3.278%	10/10/48	105	109
[2]	GS Mortgage Securities Trust Class AS Series 2013-GCJ2	3.375%	6/10/46	39	40
[2]	GS Mortgage Securities Trust Class AS Series 2014-GC26	3.964%	11/10/47	50	53

18

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2,4]	GS Mortgage Securities Trust Class AS Series 2016-GS4	3.645%	11/10/49	50	53
[2,4]	GS Mortgage Securities Trust Class AS Series 2017-GS5	3.826%	3/10/50	50	54
[2]	GS Mortgage Securities Trust Class AS Series 2017-GS6	3.638%	5/10/50	100	107
[2]	GS Mortgage Securities Trust Class AS Series 2017-GS7	3.663%	8/10/50	70	75
[2]	GS Mortgage Securities Trust Class AS Series 2019-GC42	3.212%	9/1/52	50	53
[2,4]	GS Mortgage Securities Trust Class AS Series 2020-GC45	3.173%	2/13/53	35	37
[2]	GS Mortgage Securities Trust Class AS Series 2020-GSA2	2.224%	12/12/53	25	25
[2,4]	GS Mortgage Securities Trust Class B Series 2014-GC24	4.515%	9/10/47	25	26
[2,4]	GS Mortgage Securities Trust Class B Series 2014-GC26	4.215%	11/10/47	50	51
[2,4]	GS Mortgage Securities Trust Class C Series 2017-GS6	4.322%	5/10/50	10	11
[2]	Harley-Davidson Motorcycle Trust Class A3 Series 2021-B	0.560%	11/16/26	150	149
[2]	Honda Auto Receivables Owner Trust Class A3 Series 2020-2	0.820%	7/15/24	57	57
[2]	Honda Auto Receivables Owner Trust Class A3 Series 2020-3	0.370%	10/18/24	360	359
[2]	Honda Auto Receivables Owner Trust Class A3 Series 2021-1	0.270%	4/21/25	100	99
[2]	Honda Auto Receivables Owner Trust Class A3 Series 2021-2	0.330%	8/15/25	125	124
[2]	Honda Auto Receivables Owner Trust Class A3 Series 2021-3	0.410%	11/18/25	75	74
[2]	Honda Auto Receivables Owner Trust Class A3 Series 2021-4	0.880%	1/21/26	100	100
[2]	Honda Auto Receivables Owner Trust Class A4 Series 2019-2	2.540%	3/21/25	30	30
[2]	Honda Auto Receivables Owner Trust Class A4 Series 2020-1	1.630%	10/21/26	20	20
[2]	Honda Auto Receivables Owner Trust Class A4 Series 2020-3	0.460%	4/19/27	25	25
[2]	Honda Auto Receivables Owner Trust Class A4 Series 2021-1	0.420%	1/21/28	50	49
[2]	Hyundai Auto Receivables Trust Class A3 Series 2020-A	1.410%	11/15/24	10	10
[2]	Hyundai Auto Receivables Trust Class A3 Series 2020-B	0.480%	12/16/24	50	50
[2]	Hyundai Auto Receivables Trust Class A3 Series 2020-C	0.380%	5/15/25	50	50
[2]	Hyundai Auto Receivables Trust Class A3 Series 2021-A	0.380%	9/15/25	50	50
[2]	Hyundai Auto Receivables Trust Class A3 Series 2021-C	0.740%	5/15/26	50	50
[2]	Hyundai Auto Receivables Trust Class A4 Series 2018-A	2.940%	6/17/24	15	15
[2]	Hyundai Auto Receivables Trust Class A4 Series 2020-B	0.620%	12/15/25	25	25
[2]	Hyundai Auto Receivables Trust Class A4 Series 2021-A	0.620%	5/17/27	25	25
[2]	John Deere Owner Trust Class A3 Series 2021-B	0.520%	3/16/26	100	99
[2]	JP Morgan Chase Commercial Mortgage Securities Trust Class A3 Series 2012-C6	3.507%	5/15/45	118	118
[2]	JP Morgan Chase Commercial Mortgage Securities Trust Class A3 Series 2012-C8	2.829%	10/15/45	109	109
[2]	JP Morgan Chase Commercial Mortgage Securities Trust Class A4 Series 2012-CBX	3.483%	6/15/45	29	30
[2]	JP Morgan Chase Commercial Mortgage Securities Trust Class A4 Series 2013-C16	4.166%	12/15/46	100	105
[2,4]	JP Morgan Chase Commercial Mortgage Securities Trust Class A4 Series 2016-JP4	3.648%	12/15/49	100	108
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	JP Morgan Chase Commercial Mortgage Securities Trust Class A5 Series 2013-C10	3.143%	12/15/47	51	52
[2]	JP Morgan Chase Commercial Mortgage Securities Trust Class A5 Series 2013-LC11	2.960%	4/15/46	208	212
[2]	JP Morgan Chase Commercial Mortgage Securities Trust Class A5 Series 2014-C20	3.805%	7/15/47	75	79
[2]	JP Morgan Chase Commercial Mortgage Securities Trust Class A5 Series 2015-JP1	3.914%	1/15/49	75	80
[2]	JP Morgan Chase Commercial Mortgage Securities Trust Class A5 Series 2016-JP3	2.870%	8/15/49	250	259
[2]	JP Morgan Chase Commercial Mortgage Securities Trust Class AS Series 2013-C10	3.372%	12/15/47	39	40
[2,4]	JP Morgan Chase Commercial Mortgage Securities Trust Class AS Series 2016-JP4	3.870%	12/15/49	75	81
[2]	JP Morgan Chase Commercial Mortgage Securities Trust Class B Series 2013-LC11	3.499%	4/15/46	50	51
[2]	JPMBB Commercial Mortgage Securities Trust Class A2 Series 2014-C24	2.940%	11/15/47	1	1
[2]	JPMBB Commercial Mortgage Securities Trust Class A3 Series 2014-C19	3.669%	4/15/47	17	17
[2]	JPMBB Commercial Mortgage Securities Trust Class A3 Series 2015-C31	3.801%	8/15/48	107	113
[2,4]	JPMBB Commercial Mortgage Securities Trust Class A4 Series 2013-C14	4.133%	8/15/46	75	77
[2]	JPMBB Commercial Mortgage Securities Trust Class A4 Series 2014-C19	3.997%	4/15/47	95	99
[2]	JPMBB Commercial Mortgage Securities Trust Class A4 Series 2014-C22	3.801%	9/15/47	175	184
[2]	JPMBB Commercial Mortgage Securities Trust Class A4 Series 2014-C26	3.494%	1/15/48	175	183
[2]	JPMBB Commercial Mortgage Securities Trust Class A4 Series 2015-C27	3.179%	2/15/48	59	61
[2]	JPMBB Commercial Mortgage Securities Trust Class A4 Series 2015-C28	3.227%	10/15/48	125	130
[2]	JPMBB Commercial Mortgage Securities Trust Class A4 Series 2015-C29	3.611%	5/15/48	100	105
[2]	JPMBB Commercial Mortgage Securities Trust Class A4 Series 2015-C33	3.770%	12/15/48	82	88
[2]	JPMBB Commercial Mortgage Securities Trust Class A5 Series 2013-C12	3.664%	7/15/45	39	40
[2]	JPMBB Commercial Mortgage Securities Trust Class A5 Series 2013-C15	4.131%	11/15/45	65	68
[2]	JPMBB Commercial Mortgage Securities Trust Class A5 Series 2014-C18	4.079%	2/15/47	127	132
[2]	JPMBB Commercial Mortgage Securities Trust Class A5 Series 2014-C21	3.775%	8/15/47	25	26
[2]	JPMBB Commercial Mortgage Securities Trust Class A5 Series 2014-C23	3.934%	9/15/47	85	90
[2]	JPMBB Commercial Mortgage Securities Trust Class A5 Series 2014-C24	3.639%	11/15/47	50	52
[2]	JPMBB Commercial Mortgage Securities Trust Class A5 Series 2014-C25	3.672%	11/15/47	200	210

19

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	JPMBB Commercial Mortgage Securities Trust Class A5 Series 2015-C30	3.822%	7/15/48	100	107
[2]	JPMBB Commercial Mortgage Securities Trust Class A5 Series 2015-C32	3.598%	11/15/48	125	130
[2,4]	JPMBB Commercial Mortgage Securities Trust Class AS Series 2013-C12	4.038%	7/15/45	26	27
[2,4]	JPMBB Commercial Mortgage Securities Trust Class AS Series 2013-C14	4.409%	8/15/46	30	31
[2]	JPMBB Commercial Mortgage Securities Trust Class AS Series 2013-C15	4.420%	11/15/45	35	37
[2,4]	JPMBB Commercial Mortgage Securities Trust Class AS Series 2014-C18	4.439%	2/15/47	25	26
[2,4]	JPMBB Commercial Mortgage Securities Trust Class AS Series 2014-C19	4.243%	4/15/47	50	52
[2]	JPMBB Commercial Mortgage Securities Trust Class AS Series 2014-C22	4.110%	9/15/47	50	52
[2,4]	JPMBB Commercial Mortgage Securities Trust Class AS Series 2014-C23	4.202%	9/15/47	50	53
[2,4]	JPMBB Commercial Mortgage Securities Trust Class AS Series 2014-C24	3.914%	11/15/47	75	78
[2]	JPMBB Commercial Mortgage Securities Trust Class AS Series 2014-C25	4.065%	11/15/47	50	52
[2]	JPMBB Commercial Mortgage Securities Trust Class AS Series 2014-C26	3.800%	1/15/48	50	53
[2]	JPMBB Commercial Mortgage Securities Trust Class AS Series 2015-C28	3.532%	10/15/48	50	51
[2,4]	JPMBB Commercial Mortgage Securities Trust Class AS Series 2015-C30	4.226%	7/15/48	50	54
[2,4]	JPMBB Commercial Mortgage Securities Trust Class ASB Series 2013-C14	3.761%	8/15/46	14	14
[2]	JPMBB Commercial Mortgage Securities Trust Class ASB Series 2013-C15	3.659%	11/15/45	3	4
[2]	JPMBB Commercial Mortgage Securities Trust Class ASB Series 2014-C21	3.428%	8/15/47	14	15
[2]	JPMBB Commercial Mortgage Securities Trust Class ASB Series 2015-C27	3.017%	2/15/48	72	74
[2]	JPMBB Commercial Mortgage Securities Trust Class ASB Series 2015-C29	3.304%	5/15/48	38	39
[2]	JPMBB Commercial Mortgage Securities Trust Class ASB Series 2015-C30	3.559%	7/15/48	82	85
[2]	JPMBB Commercial Mortgage Securities Trust Class ASB Series 2015-C31	3.540%	8/15/48	38	40
[2]	JPMBB Commercial Mortgage Securities Trust Class ASB Series 2015-C32	3.358%	11/15/48	86	89
[2]	JPMBB Commercial Mortgage Securities Trust Class ASB Series 2016-C1	3.316%	3/15/49	60	62
[2,4]	JPMBB Commercial Mortgage Securities Trust Class B Series 2014-C18	4.796%	2/15/47	30	31
[2]	JPMBB Commercial Mortgage Securities Trust Class B Series 2014-C26	3.951%	1/15/48	50	52
[2]	JPMCC Commercial Mortgage Securities Trust Class A2 Series 2017-JP6	3.050%	7/15/50	26	26
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	JPMCC Commercial Mortgage Securities Trust Class A4 Series 2019-COR5	3.386%	6/13/52	200	217
[2]	JPMCC Commercial Mortgage Securities Trust Class A5 Series 2017-JP5	3.723%	3/15/50	400	432
[2]	JPMCC Commercial Mortgage Securities Trust Class A5 Series 2017-JP6	3.490%	7/15/50	100	107
[2]	JPMCC Commercial Mortgage Securities Trust Class A5 Series 2019-COR4	4.029%	3/10/52	300	337
[2]	JPMCC Commercial Mortgage Securities Trust Class AS Series 2017-JP6	3.744%	7/15/50	100	107
[2]	JPMCC Commercial Mortgage Securities Trust Class AS Series 2019-COR5	3.669%	6/13/52	25	27
[2]	JPMDB Commercial Mortgage Securities Trust Class A4 Series 2016-C2	3.144%	6/15/49	75	79
[2]	JPMDB Commercial Mortgage Securities Trust Class A4 Series 2018-C8	4.211%	6/15/51	225	253
[2]	JPMDB Commercial Mortgage Securities Trust Class A4 Series 2019-COR6	3.057%	11/13/52	175	186
[2]	JPMDB Commercial Mortgage Securities Trust Class A5 Series 2017-C7	3.409%	10/15/50	75	80
[2]	JPMDB Commercial Mortgage Securities Trust Class A5 Series 2020-COR7	2.180%	5/13/53	50	50
[2]	JPMDB Commercial Mortgage Securities Trust Class AS Series 2016-C2	3.484%	6/15/49	50	51
[2,4]	JPMDB Commercial Mortgage Securities Trust Class AS Series 2017-C7	3.713%	10/15/50	50	54
[2]	JPMDB Commercial Mortgage Securities Trust Class AS Series 2018-C8	4.421%	6/15/51	25	28
[2]	Mercedes-Benz Auto Lease Trust Class A3 Series 2020-A	1.840%	12/15/22	22	22
[2]	Mercedes-Benz Auto Lease Trust Class A3 Series 2021-A	0.250%	1/16/24	75	75
[2]	Mercedes-Benz Auto Lease Trust Class A3 Series 2021-B	0.400%	11/15/24	50	50
[2]	Mercedes-Benz Auto Lease Trust Class A4 Series 2020-A	1.880%	9/15/25	25	25
[2]	Mercedes-Benz Auto Lease Trust Class A4 Series 2020-B	0.500%	6/15/26	10	10
[2]	Mercedes-Benz Auto Lease Trust Class A4 Series 2021-A	0.320%	10/15/26	25	25
[2]	Mercedes-Benz Auto Lease Trust Class A4 Series 2021-B	0.510%	3/15/27	25	25
[2]	Mercedes-Benz Auto Receivables Trust Class A3 Series 2021-1	0.460%	6/15/26	75	74
[2]	Mercedes-Benz Auto Receivables Trust Class A4 Series 2020-1	0.770%	10/15/26	10	10
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class A3 Series 2017-C34	3.276%	11/15/52	125	133
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class A4 Series 2012-C5	3.176%	8/15/45	93	94
[2,4]	Morgan Stanley Bank of America Merrill Lynch Trust Class A4 Series 2013-C11	4.151%	8/15/46	40	41
[2,4]	Morgan Stanley Bank of America Merrill Lynch Trust Class A4 Series 2013-C12	4.259%	10/15/46	100	104
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class A4 Series 2013-C7	2.918%	2/15/46	68	69
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class A4 Series 2013-C8	3.134%	12/15/48	100	102

20

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class A4 Series 2013-C9	3.102%	5/15/46	50	51
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class A4 Series 2014-C19	3.526%	12/15/47	75	79
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class A4 Series 2015-C20	3.249%	2/15/48	200	209
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class A4 Series 2015-C22	3.306%	4/15/48	75	79
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class A4 Series 2015-C23	3.719%	7/15/50	125	133
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class A4 Series 2015-C24	3.732%	5/15/48	75	80
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class A4 Series 2015-C27	3.753%	12/15/47	75	80
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class A4 Series 2016-C28	3.544%	1/15/49	225	239
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class A4 Series 2017-C34	3.536%	11/15/52	150	162
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class A5 Series 2014-C14	4.064%	2/15/47	100	105
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class A5 Series 2014-C16	3.892%	6/15/47	100	105
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class A5 Series 2015-C25	3.635%	10/15/48	75	80
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class A5 Series 2015-C26	3.531%	10/15/48	75	80
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class A5 Series 2016-C30	2.860%	9/15/49	200	208
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class A5 Series 2016-C31	3.102%	11/15/49	250	264
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class A5 Series 2017-C33	3.599%	5/15/50	150	162
[2,4]	Morgan Stanley Bank of America Merrill Lynch Trust Class AS Series 2013-C11	4.351%	8/15/46	20	20
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class AS Series 2013-C7	3.214%	2/15/46	14	14
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class AS Series 2013-C8	3.376%	12/15/48	50	51
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class AS Series 2013-C9	3.456%	5/15/46	50	51
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class AS Series 2017-C33	3.852%	5/15/50	100	107
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class ASB Series 2014-C16	3.477%	6/15/47	12	12
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class ASB Series 2014-C19	3.326%	12/15/47	29	30
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class ASB Series 2015-C20	3.069%	2/15/48	27	27
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class ASB Series 2015-C22	3.040%	4/15/48	69	71
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class ASB Series 2015-C23	3.398%	7/15/50	34	35
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class ASB Series 2015-C25	3.383%	10/15/48	99	102
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class ASB Series 2015-C26	3.323%	10/15/48	57	59
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class ASB Series 2015-C27	3.557%	12/15/47	38	40
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class ASB Series 2016-C28	3.288%	1/15/49	66	68
[2,4]	Morgan Stanley Bank of America Merrill Lynch Trust Class B Series 2014-C14	4.859%	2/15/47	100	105
[2,4]	Morgan Stanley Bank of America Merrill Lynch Trust Class B Series 2014-C16	4.332%	6/15/47	50	51
[2,4]	Morgan Stanley Bank of America Merrill Lynch Trust Class B Series 2014-C18	4.456%	10/15/47	50	53
[2,4]	Morgan Stanley Bank of America Merrill Lynch Trust Class B Series 2015-C22	3.883%	4/15/48	50	51
[2]	Morgan Stanley Capital I Trust Class A3 Series 2016-UBS9	3.329%	3/15/49	25	26
[2]	Morgan Stanley Capital I Trust Class A3 Series 2019-L2	3.806%	3/15/52	50	54
[2]	Morgan Stanley Capital I Trust Class A3 Series 2020-L4	2.698%	2/15/53	175	181
[2]	Morgan Stanley Capital I Trust Class A4 Series 2015-UBS8	3.809%	12/15/48	75	80
[2]	Morgan Stanley Capital I Trust Class A4 Series 2016-BNK2	3.049%	11/15/49	100	106
[2]	Morgan Stanley Capital I Trust Class A4 Series 2016-UB11	2.782%	8/15/49	200	208
[2]	Morgan Stanley Capital I Trust Class A4 Series 2016-UBS12	3.596%	12/15/49	200	215
[2]	Morgan Stanley Capital I Trust Class A4 Series 2017-HR2	3.587%	12/15/50	50	54
[2]	Morgan Stanley Capital I Trust Class A4 Series 2019-H6	3.417%	6/15/52	250	271
[2]	Morgan Stanley Capital I Trust Class A4 Series 2019-L2	4.071%	3/15/52	150	168
[2]	Morgan Stanley Capital I Trust Class A4 Series 2019-L3	3.127%	11/15/52	200	213
[2]	Morgan Stanley Capital I Trust Class A4 Series 2020-HR8	2.041%	7/15/53	65	64
[2]	Morgan Stanley Capital I Trust Class A4 Series 2021-L6	2.444%	6/15/54	75	76
[2]	Morgan Stanley Capital I Trust Class A5 Series 2017-H1	3.530%	6/15/50	150	162
[2]	Morgan Stanley Capital I Trust Class A5 Series 2021-L7	2.574%	10/15/54	150	154
[2]	Morgan Stanley Capital I Trust Class AS Series 2012-C4	3.773%	3/15/45	35	35
[2]	Morgan Stanley Capital I Trust Class AS Series 2016-BNK2	3.282%	11/15/49	83	87
[2]	Morgan Stanley Capital I Trust Class AS Series 2019-H6	3.700%	6/15/52	25	27
[2]	Morgan Stanley Capital I Trust Class AS Series 2020-L4	2.880%	2/15/53	25	26
[2]	Nissan Auto Lease Trust Class A3 Series 2020-A	1.840%	1/17/23	24	24
[2]	Nissan Auto Lease Trust Class A3 Series 2021-A	0.520%	8/15/24	100	99
[2]	Nissan Auto Lease Trust Class A4 Series 2020-A	1.880%	4/15/25	25	25
[2]	Nissan Auto Receivables Owner Trust Class A3 Series 2020-A	1.380%	12/16/24	45	45
[2]	Nissan Auto Receivables Owner Trust Class A3 Series 2020-B	0.550%	7/15/24	44	44
[2]	Nissan Auto Receivables Owner Trust Class A3 Series 2021-A	0.330%	10/15/25	100	99
[2]	Nissan Auto Receivables Owner Trust Class A4 Series 2019-B	2.540%	12/15/25	30	31

21

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	Nissan Auto Receivables Owner Trust Class A4 Series 2019-C	1.950%	5/15/26	35	36
[2]	Nissan Auto Receivables Owner Trust Class A4 Series 2021-A	0.570%	9/15/27	50	49
[2]	Santander Drive Auto Receivables Trust Class B Series 2020-2	0.960%	11/15/24	24	24
[2]	Santander Drive Auto Receivables Trust Class B Series 2020-3	0.690%	3/17/25	25	25
[2]	Santander Drive Auto Receivables Trust Class B Series 2020-4	0.730%	3/17/25	25	25
[2]	Santander Drive Auto Receivables Trust Class B Series 2021-1	0.500%	4/15/25	100	100
[2]	Santander Drive Auto Receivables Trust Class B Series 2021-2	0.590%	9/15/25	30	30
[2]	Santander Drive Auto Receivables Trust Class B Series 2021-4	0.880%	6/15/26	100	99
[2]	Santander Drive Auto Receivables Trust Class C Series 2020-2	1.460%	9/15/25	25	25
[2]	Santander Drive Auto Receivables Trust Class C Series 2020-3	1.120%	1/15/26	25	25
[2]	Santander Drive Auto Receivables Trust Class C Series 2020-4	1.010%	1/15/26	25	25
[2]	Santander Drive Auto Receivables Trust Class C Series 2021-1	4.110%	12/15/25	45	46
[2]	Santander Drive Auto Receivables Trust Class C Series 2021-1	0.750%	2/17/26	50	50
[2]	Santander Drive Auto Receivables Trust Class C Series 2021-2	0.900%	6/15/26	75	74
[2]	Santander Drive Auto Receivables Trust Class C Series 2021-3	0.950%	9/15/27	50	50
[2]	Santander Drive Auto Receivables Trust Class C Series 2021-4	1.260%	2/16/27	50	49
[2]	Santander Drive Auto Receivables Trust Class D Series 2021-2	1.350%	7/15/27	60	59
[2]	Santander Drive Auto Receivables Trust Class D Series 2021-3	1.330%	9/15/27	50	49
[2]	Synchrony Card Funding LLC Class A Series 2019-A2	2.340%	6/15/25	60	60
[2]	Synchrony Credit Card Master Note Trust Class A Series 2018-2	3.470%	5/15/26	275	285
[2]	Toyota Auto Receivables Owner Trust Class A3 Series 2020-A	0.260%	5/15/25	50	50
[2]	Toyota Auto Receivables Owner Trust Class A3 Series 2020-B	1.360%	8/15/24	9	9
[2]	Toyota Auto Receivables Owner Trust Class A3 Series 2020-C	0.440%	10/15/24	40	40
[2]	Toyota Auto Receivables Owner Trust Class A3 Series 2020-D	0.350%	1/15/25	75	75
[2]	Toyota Auto Receivables Owner Trust Class A3 Series 2021-B	0.260%	11/17/25	325	322
[2]	Toyota Auto Receivables Owner Trust Class A3 Series 2021-C	0.430%	1/15/26	125	124
[2]	Toyota Auto Receivables Owner Trust Class A3 Series 2021-D	0.710%	4/15/26	100	99
[2]	Toyota Auto Receivables Owner Trust Class A4 Series 2018-A	2.520%	5/15/23	17	17
[2]	Toyota Auto Receivables Owner Trust Class A4 Series 2018-B	3.110%	11/15/23	19	19
[2]	Toyota Auto Receivables Owner Trust Class A4 Series 2020-A	1.680%	5/15/25	50	51
[2]	Toyota Auto Receivables Owner Trust Class A4 Series 2020-A	0.390%	6/15/26	25	25
[2]	Toyota Auto Receivables Owner Trust Class A4 Series 2020-D	0.470%	1/15/26	25	25
[2]	Toyota Auto Receivables Owner Trust Class A4 Series 2021-B	0.530%	10/15/26	50	49
[2]	UBS Commercial Mortgage Trust Class A2 Series 2018-C13	4.208%	10/15/51	16	17
[2]	UBS Commercial Mortgage Trust Class A3 Series 2017-C4	3.301%	10/15/50	100	104
[2]	UBS Commercial Mortgage Trust Class A3 Series 2018-C8	3.720%	2/15/51	150	163
[2]	UBS Commercial Mortgage Trust Class A4 Series 2017-C1	3.460%	6/15/50	100	107
[2]	UBS Commercial Mortgage Trust Class A4 Series 2017-C2	3.487%	8/15/50	150	161
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	UBS Commercial Mortgage Trust Class A4 Series 2017-C3	3.426%	8/15/50	175	186
[2]	UBS Commercial Mortgage Trust Class A4 Series 2017-C4	3.563%	10/15/50	150	162
[2]	UBS Commercial Mortgage Trust Class A4 Series 2017-C7	3.679%	12/15/50	150	163
[2]	UBS Commercial Mortgage Trust Class A4 Series 2018-C10	4.313%	5/15/51	175	197
[2]	UBS Commercial Mortgage Trust Class A4 Series 2018-C13	4.334%	10/15/51	75	85
[2]	UBS Commercial Mortgage Trust Class A4 Series 2018-C14	4.448%	12/15/51	225	257
[2]	UBS Commercial Mortgage Trust Class A4 Series 2018-C15	4.341%	12/15/51	125	142
[2]	UBS Commercial Mortgage Trust Class A4 Series 2018-C8	3.983%	2/15/51	275	304
[2,4]	UBS Commercial Mortgage Trust Class A4 Series 2018-C9	4.117%	3/15/51	275	304
[2]	UBS Commercial Mortgage Trust Class A4 Series 2019-C16	3.605%	4/15/52	100	110
[2]	UBS Commercial Mortgage Trust Class A4 Series 2019-C17	2.921%	10/15/52	125	131
[2]	UBS Commercial Mortgage Trust Class A4 Series 2019-C18	3.035%	12/15/52	75	79
[2]	UBS Commercial Mortgage Trust Class A5 Series 2017-C5	3.474%	11/15/50	100	107
[2,4]	UBS Commercial Mortgage Trust Class A5 Series 2018-C11	4.241%	6/15/51	125	140
[2]	UBS Commercial Mortgage Trust Class A5 Series 2018-C12	4.296%	8/15/51	100	112
[2]	UBS Commercial Mortgage Trust Class AS Series 2017-C1	3.724%	6/15/50	50	53
[2,4]	UBS Commercial Mortgage Trust Class AS Series 2017-C2	3.740%	8/15/50	50	53
[2,4]	UBS Commercial Mortgage Trust Class AS Series 2017-C3	3.739%	8/15/50	75	80
[2,4]	UBS Commercial Mortgage Trust Class AS Series 2017-C4	3.836%	10/15/50	62	66
[2,4]	UBS Commercial Mortgage Trust Class AS Series 2017-C7	4.061%	12/15/50	100	109
[2,4]	UBS Commercial Mortgage Trust Class AS Series 2018-C8	4.215%	2/15/51	75	83
[2]	UBS Commercial Mortgage Trust Class AS Series 2019-C16	3.887%	4/15/52	25	27
[2]	UBS-Barclays Commercial Mortgage Trust Class A4 Series 2013-C5	3.185%	3/10/46	104	105
[2]	UBS-Barclays Commercial Mortgage Trust Class A4 Series 2013-C6	3.244%	4/10/46	165	168
[2]	UBS-Barclays Commercial Mortgage Trust Class AS Series 2013-C6	3.469%	4/10/46	25	25
[2]	Verizon Master Trust Class A Series 2021-1	0.500%	5/20/27	550	543
[2]	Verizon Master Trust Class A Series 2021-2	0.990%	4/20/28	350	347
[2]	Verizon Owner Trust Class A Series 2020-B	0.470%	2/20/25	455	454
[2]	Verizon Owner Trust Class A Series 2020-C	0.410%	4/21/25	230	229
[2]	Verizon Owner Trust Class A1A Series 2020-A	1.850%	7/22/24	170	171
[2]	Volkswagen Auto Loan Enhanced Trust Class A3 Series 2021-1	1.020%	6/22/26	125	125
[2]	Wells Fargo Commercial Mortgage Trust Class A2 Series 2015-NXS1	2.632%	5/15/48	7	7
[2]	Wells Fargo Commercial Mortgage Trust Class A3 Series 2012-LC5	2.918%	10/15/45	62	62
[2]	Wells Fargo Commercial Mortgage Trust Class A3 Series 2014-LC18	3.271%	12/15/47	22	22
[2]	Wells Fargo Commercial Mortgage Trust Class A3 Series 2016-BNK1	2.652%	8/15/49	150	155
[2]	Wells Fargo Commercial Mortgage Trust Class A3 Series 2016-C36	2.807%	11/15/59	50	51
[2]	Wells Fargo Commercial Mortgage Trust Class A3 Series 2017-C40	3.317%	10/15/50	100	106

22

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2015-C26	3.166%	2/15/48	75	78
[2]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2015-C27	3.190%	2/15/48	184	190
[2]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2015-C28	3.540%	5/15/48	175	185
[2]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2015-C29	3.637%	6/15/48	175	186
[2]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2015-C30	3.664%	9/15/58	50	53
[2]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2015-LC22	3.839%	9/15/58	75	81
[2]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2015-P2	3.809%	12/15/48	50	54
[2]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2015-SG1	3.789%	9/15/48	207	218
[2]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2016-C32	3.560%	1/15/59	125	134
[2]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2016-C33	3.426%	3/15/59	325	346
[2]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2016-C34	3.096%	6/15/49	75	78
[2]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2016-LC24	2.942%	10/15/49	162	170
[2]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2017-C40	3.581%	10/15/50	150	163
[2]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2017-C41	3.472%	11/15/50	250	270
[2,4]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2018-C43	4.012%	3/15/51	275	305
[2]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2018-C45	4.184%	6/15/51	200	225
[2]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2018-C46	4.152%	8/15/51	75	84
[2]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2018-C47	4.442%	9/15/61	150	171
[2]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2019-C51	3.311%	6/15/52	200	216
[2]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2019-C53	3.040%	10/15/52	200	213
[2]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2019-C54	3.146%	12/15/52	100	107
[2]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2020-C58	2.092%	7/15/53	50	50
[2]	Wells Fargo Commercial Mortgage Trust Class A5 Series 2014-LC16	3.817%	8/15/50	75	79
[2]	Wells Fargo Commercial Mortgage Trust Class A5 Series 2014-LC18	3.405%	12/15/47	125	131
[2]	Wells Fargo Commercial Mortgage Trust Class A5 Series 2015-LC20	3.184%	4/15/50	276	289
[2]	Wells Fargo Commercial Mortgage Trust Class A5 Series 2015-NXS1	3.148%	5/15/48	50	52
[2]	Wells Fargo Commercial Mortgage Trust Class A5 Series 2016-C37	3.794%	12/15/49	100	109
[2]	Wells Fargo Commercial Mortgage Trust Class A5 Series 2017-C38	3.453%	7/15/50	192	207
[2]	Wells Fargo Commercial Mortgage Trust Class A5 Series 2017-C39	3.418%	9/15/50	175	189
[2]	Wells Fargo Commercial Mortgage Trust Class A5 Series 2018-C44	4.212%	5/15/51	175	196
[2]	Wells Fargo Commercial Mortgage Trust Class A5 Series 2019-C49	4.023%	3/15/52	225	253
[2]	Wells Fargo Commercial Mortgage Trust Class A5 Series 2019-C50	3.729%	5/15/52	125	138
[2]	Wells Fargo Commercial Mortgage Trust Class A5 Series 2019-C52	2.892%	8/15/52	270	284
[2]	Wells Fargo Commercial Mortgage Trust Class A5 Series 2020-C55	2.725%	2/15/53	165	172
[2]	Wells Fargo Commercial Mortgage Trust Class A5 Series 2020-C56	2.448%	6/15/53	50	51
[2]	Wells Fargo Commercial Mortgage Trust Class A5 Series 2021-C59	2.626%	4/15/54	100	103
[2]	Wells Fargo Commercial Mortgage Trust Class AS Series 2014-LC18	3.808%	12/15/47	75	79
[2]	Wells Fargo Commercial Mortgage Trust Class AS Series 2015-C26	3.580%	2/15/48	50	52
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2,4]	Wells Fargo Commercial Mortgage Trust Class AS Series 2015-C28	3.872%	5/15/48	31	33
[2,4]	Wells Fargo Commercial Mortgage Trust Class AS Series 2015-LC22	4.207%	9/15/58	75	81
[2,4]	Wells Fargo Commercial Mortgage Trust Class AS Series 2017-C38	3.665%	7/15/50	54	58
[2]	Wells Fargo Commercial Mortgage Trust Class AS Series 2017-C39	3.702%	9/15/50	100	107
[2,4]	Wells Fargo Commercial Mortgage Trust Class AS Series 2017-C40	3.854%	10/15/50	25	27
[2,4]	Wells Fargo Commercial Mortgage Trust Class AS Series 2018-C43	4.152%	3/15/51	50	55
[2]	Wells Fargo Commercial Mortgage Trust Class AS Series 2019-C52	3.143%	8/15/52	100	105
[2]	Wells Fargo Commercial Mortgage Trust Class ASB Series 2015-C26	2.991%	2/15/48	79	82
[2]	Wells Fargo Commercial Mortgage Trust Class ASB Series 2015-C29	3.400%	6/15/48	85	88
[2]	Wells Fargo Commercial Mortgage Trust Class ASB Series 2015-LC20	2.978%	4/15/50	19	19
[2]	Wells Fargo Commercial Mortgage Trust Class ASB Series 2015-LC22	3.571%	9/15/58	37	39
[2]	Wells Fargo Commercial Mortgage Trust Class ASB Series 2015-NXS1	2.934%	5/15/48	29	29
[2]	Wells Fargo Commercial Mortgage Trust Class ASB Series 2015-P2	3.656%	12/15/48	81	84
[2]	Wells Fargo Commercial Mortgage Trust Class ASB Series 2016-C32	3.324%	1/15/59	48	49
[2]	Wells Fargo Commercial Mortgage Trust Class ASB Series 2016-LC24	2.825%	10/15/49	91	94
[2]	Wells Fargo Commercial Mortgage Trust Class B Series 2015-LC20	3.719%	4/15/50	50	52
[2]	WFRBS Commercial Mortgage Trust Class A2 Series 2012-C7	3.431%	6/15/45	115	115
[2]	WFRBS Commercial Mortgage Trust Class A3 Series 2012-C8	3.001%	8/15/45	66	66
[2]	WFRBS Commercial Mortgage Trust Class A3 Series 2012-C9	2.870%	11/15/45	119	120
[2]	WFRBS Commercial Mortgage Trust Class A3 Series 2014-C19	3.660%	3/15/47	17	17
[2]	WFRBS Commercial Mortgage Trust Class A3 Series 2014-C24	3.428%	11/15/47	25	26
[2]	WFRBS Commercial Mortgage Trust Class A4 Series 2013-C12	3.198%	3/15/48	27	28
[2]	WFRBS Commercial Mortgage Trust Class A4 Series 2013-C13	3.001%	5/15/45	76	77
[2,4]	WFRBS Commercial Mortgage Trust Class A4 Series 2013-C15	4.153%	8/15/46	100	103
[2]	WFRBS Commercial Mortgage Trust Class A4 Series 2013-C17	4.023%	12/15/46	25	26
[2]	WFRBS Commercial Mortgage Trust Class A4 Series 2014-C21	3.410%	8/15/47	63	66
[2]	WFRBS Commercial Mortgage Trust Class A5 Series 2013-C11	3.071%	3/15/45	93	94
[2]	WFRBS Commercial Mortgage Trust Class A5 Series 2013-C14	3.337%	6/15/46	150	154
[2]	WFRBS Commercial Mortgage Trust Class A5 Series 2013-C16	4.415%	9/15/46	30	31
[2]	WFRBS Commercial Mortgage Trust Class A5 Series 2014-C19	4.101%	3/15/47	50	53
[2]	WFRBS Commercial Mortgage Trust Class A5 Series 2014-C20	3.995%	5/15/47	25	26
[2]	WFRBS Commercial Mortgage Trust Class A5 Series 2014-C21	3.678%	8/15/47	75	79
[2]	WFRBS Commercial Mortgage Trust Class A5 Series 2014-C22	3.752%	9/15/57	150	158
[2]	WFRBS Commercial Mortgage Trust Class A5 Series 2014-C23	3.917%	10/15/57	50	53
[2]	WFRBS Commercial Mortgage Trust Class A5 Series 2014-C24	3.607%	11/15/47	65	68
[2]	WFRBS Commercial Mortgage Trust Class A5 Series 2014-C25	3.631%	11/15/47	50	53

23

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	WFRBS Commercial Mortgage Trust Class A5 Series 2014-LC14	4.045%	3/15/47	140	147
[2,4]	WFRBS Commercial Mortgage Trust Class AS Series 2012-C7	4.090%	6/15/45	100	100
[2]	WFRBS Commercial Mortgage Trust Class AS Series 2013-C12	3.560%	3/15/48	18	18
[2]	WFRBS Commercial Mortgage Trust Class AS Series 2013-C13	3.345%	5/15/45	15	15
[2]	WFRBS Commercial Mortgage Trust Class AS Series 2013-C14	3.488%	6/15/46	75	77
[2,4]	WFRBS Commercial Mortgage Trust Class AS Series 2013-C15	4.358%	8/15/46	20	21
[2,4]	WFRBS Commercial Mortgage Trust Class AS Series 2013-C16	4.668%	9/15/46	50	52
[2]	WFRBS Commercial Mortgage Trust Class AS Series 2013-C17	4.255%	12/15/46	25	26
[2]	WFRBS Commercial Mortgage Trust Class AS Series 2014-C20	4.176%	5/15/47	25	26
[2,4]	WFRBS Commercial Mortgage Trust Class AS Series 2014-LC14	4.351%	3/15/47	60	63
[2]	WFRBS Commercial Mortgage Trust Class ASB Series 2013-C15	3.720%	8/15/46	6	6
[2]	WFRBS Commercial Mortgage Trust Class ASB Series 2013-C16	3.963%	9/15/46	11	12
[2]	WFRBS Commercial Mortgage Trust Class ASB Series 2013-C17	3.558%	12/15/46	10	10
[2]	WFRBS Commercial Mortgage Trust Class ASB Series 2014-C19	3.618%	3/15/47	11	11
[2]	WFRBS Commercial Mortgage Trust Class ASB Series 2014-C20	3.638%	5/15/47	12	12
[2]	WFRBS Commercial Mortgage Trust Class ASB Series 2014-C23	3.636%	10/15/57	43	44
[2]	WFRBS Commercial Mortgage Trust Class ASB Series 2014-LC14	3.522%	3/15/47	25	25
[2,4]	WFRBS Commercial Mortgage Trust Class B Series 2013-C17	4.788%	12/15/46	25	26
[2,4]	WFRBS Commercial Mortgage Trust Class B Series 2014-C19	4.723%	3/15/47	25	26
[2,4]	WFRBS Commercial Mortgage Trust Class B Series 2014-C22	4.371%	9/15/57	25	26
[2]	World Omni Auto Receivables Trust Class A3 Series 2019-C	1.960%	12/16/24	85	85
[2]	World Omni Auto Receivables Trust Class A3 Series 2020-A	1.700%	1/17/23	50	50
[2]	World Omni Auto Receivables Trust Class A3 Series 2020-B	0.630%	5/15/25	50	50
[2]	World Omni Auto Receivables Trust Class A3 Series 2020-C	0.480%	11/17/25	50	50
[2]	World Omni Auto Receivables Trust Class A3 Series 2021-A	0.300%	1/15/26	50	50
[2]	World Omni Auto Receivables Trust Class A3 Series 2021-B	0.420%	6/15/26	75	74
[2]	World Omni Auto Receivables Trust Class A3 Series 2021-C	0.440%	8/17/26	100	99
[2]	World Omni Auto Receivables Trust Class A3 Series 2021-D	0.810%	10/15/26	100	99
[2]	World Omni Auto Receivables Trust Class A4 Series 2020-A	1.790%	6/16/25	25	25
[2]	World Omni Auto Receivables Trust Class A4 Series 2020-B	0.820%	1/15/26	10	10
[2]	World Omni Auto Receivables Trust Class A4 Series 2020-C	0.610%	10/15/26	25	25
[2]	World Omni Automobile Lease Securitization Trust Class A3 Series 2020-B	0.450%	2/15/24	100	100
[2]	World Omni Automobile Lease Securitization Trust Class A3 Series 2021-A	0.420%	8/15/24	50	50
[2]	World Omni Automobile Lease Securitization Trust Class A4 Series 2020-B	0.520%	2/17/26	25	25
[2]	World Omni Select Auto Trust Class A3 Series 2020-A	0.550%	7/15/25	25	25
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $125,683)					128,796
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Corporate Bonds (28.6%)
Communications (2.5%)
Activision Blizzard Inc.	3.400%	9/15/26	160	171
Activision Blizzard Inc.	1.350%	9/15/30	150	139
Activision Blizzard Inc.	4.500%	6/15/47	200	240
Activision Blizzard Inc.	2.500%	9/15/50	300	263
Alphabet Inc.	0.450%	8/15/25	500	489
Alphabet Inc.	0.800%	8/15/27	500	482
Alphabet Inc.	1.100%	8/15/30	500	471
Alphabet Inc.	1.900%	8/15/40	200	182
Alphabet Inc.	2.050%	8/15/50	500	448
Alphabet Inc.	2.250%	8/15/60	500	447
America Movil SAB de CV	3.625%	4/22/29	200	216
America Movil SAB de CV	2.875%	5/7/30	200	207
America Movil SAB de CV	6.375%	3/1/35	300	415
America Movil SAB de CV	6.125%	11/15/37	150	204
America Movil SAB de CV	6.125%	3/30/40	200	277
America Movil SAB de CV	4.375%	7/16/42	250	296
America Movil SAB de CV	4.375%	4/22/49	400	486
AT&T Inc.	4.050%	12/15/23	100	106
AT&T Inc.	0.900%	3/25/24	500	498
AT&T Inc.	4.450%	4/1/24	250	267
AT&T Inc.	3.950%	1/15/25	268	287
AT&T Inc.	3.400%	5/15/25	500	529
AT&T Inc.	3.600%	7/15/25	275	293
AT&T Inc.	4.125%	2/17/26	515	561
AT&T Inc.	1.700%	3/25/26	500	498
AT&T Inc.	3.800%	2/15/27	700	761
AT&T Inc.	2.300%	6/1/27	450	459
AT&T Inc.	1.650%	2/1/28	500	490
AT&T Inc.	4.100%	2/15/28	402	447
AT&T Inc.	4.350%	3/1/29	650	731
AT&T Inc.	4.300%	2/15/30	660	744
AT&T Inc.	2.750%	6/1/31	450	459
AT&T Inc.	2.250%	2/1/32	600	581
AT&T Inc.	2.550%	12/1/33	472	462
AT&T Inc.	4.500%	5/15/35	200	231
AT&T Inc.	5.250%	3/1/37	500	619
AT&T Inc.	4.900%	8/15/37	300	361
AT&T Inc.	4.850%	3/1/39	480	573
AT&T Inc.	3.500%	6/1/41	500	514
AT&T Inc.	5.550%	8/15/41	225	294
AT&T Inc.	5.150%	3/15/42	375	464
AT&T Inc.	4.900%	6/15/42	525	630
AT&T Inc.	4.300%	12/15/42	271	306
AT&T Inc.	3.100%	2/1/43	500	484
AT&T Inc.	4.350%	6/15/45	312	353
AT&T Inc.	4.750%	5/15/46	350	423
AT&T Inc.	5.150%	11/15/46	736	937
AT&T Inc.	5.450%	3/1/47	500	655
AT&T Inc.	4.500%	3/9/48	400	467
AT&T Inc.	4.550%	3/9/49	362	427
AT&T Inc.	5.150%	2/15/50	332	426
AT&T Inc.	3.650%	6/1/51	600	623
AT&T Inc.	3.500%	9/15/53	1,458	1,474
AT&T Inc.	3.550%	9/15/55	1,550	1,553
AT&T Inc.	3.800%	12/1/57	1,287	1,341
AT&T Inc.	3.650%	9/15/59	629	635
AT&T Inc.	3.850%	6/1/60	300	313
AT&T Inc.	3.500%	2/1/61	400	395
Baidu Inc.	3.875%	9/29/23	200	208
Baidu Inc.	4.375%	5/14/24	200	213
Baidu Inc.	3.075%	4/7/25	200	207
Baidu Inc.	3.625%	7/6/27	200	215
Baidu Inc.	4.375%	3/29/28	100	111
Baidu Inc.	3.425%	4/7/30	200	210
Baidu Inc.	2.375%	8/23/31	200	193
Bell Telephone Co. of Canada or Bell Canada	3.200%	2/15/52	100	102
Booking Holdings Inc.	2.750%	3/15/23	100	102
Booking Holdings Inc.	3.650%	3/15/25	100	106

24

Total Bond Market Index Portfolio
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Booking Holdings Inc.	3.600%	6/1/26	225	244
Booking Holdings Inc.	3.550%	3/15/28	100	109
Booking Holdings Inc.	4.625%	4/13/30	300	350
British Telecommunications plc	4.500%	12/4/23	200	212
British Telecommunications plc	5.125%	12/4/28	100	113
British Telecommunications plc	9.625%	12/15/30	516	759
Charter Communications Operating LLC / Charter Communications Operating Capital	4.500%	2/1/24	175	186
Charter Communications Operating LLC / Charter Communications Operating Capital	4.908%	7/23/25	850	936
Charter Communications Operating LLC / Charter Communications Operating Capital	3.750%	2/15/28	730	783
Charter Communications Operating LLC / Charter Communications Operating Capital	2.250%	1/15/29	250	244
Charter Communications Operating LLC / Charter Communications Operating Capital	5.050%	3/30/29	225	259
Charter Communications Operating LLC / Charter Communications Operating Capital	2.800%	4/1/31	330	327
Charter Communications Operating LLC / Charter Communications Operating Capital	6.384%	10/23/35	575	745
Charter Communications Operating LLC / Charter Communications Operating Capital	5.375%	4/1/38	350	417
Charter Communications Operating LLC / Charter Communications Operating Capital	3.500%	6/1/41	500	487
Charter Communications Operating LLC / Charter Communications Operating Capital	3.500%	3/1/42	250	243
Charter Communications Operating LLC / Charter Communications Operating Capital	6.484%	10/23/45	650	889
Charter Communications Operating LLC / Charter Communications Operating Capital	5.375%	5/1/47	450	537
Charter Communications Operating LLC / Charter Communications Operating Capital	5.750%	4/1/48	400	499
Charter Communications Operating LLC / Charter Communications Operating Capital	5.125%	7/1/49	375	434
Charter Communications Operating LLC / Charter Communications Operating Capital	4.800%	3/1/50	650	729
Charter Communications Operating LLC / Charter Communications Operating Capital	3.700%	4/1/51	400	387
Charter Communications Operating LLC / Charter Communications Operating Capital	3.900%	6/1/52	500	500
Charter Communications Operating LLC / Charter Communications Operating Capital	6.834%	10/23/55	75	107
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Charter Communications Operating LLC / Charter Communications Operating Capital	3.850%	4/1/61	500	472
	Charter Communications Operating LLC / Charter Communications Operating Capital	4.400%	12/1/61	200	207
	Charter Communications Operating LLC / Charter Communications Operating Capital	3.950%	6/30/62	250	242
	Comcast Corp.	3.375%	2/15/25	264	280
	Comcast Corp.	3.375%	8/15/25	500	534
	Comcast Corp.	3.950%	10/15/25	625	683
	Comcast Corp.	3.150%	3/1/26	400	427
	Comcast Corp.	2.350%	1/15/27	495	512
	Comcast Corp.	3.300%	4/1/27	150	162
	Comcast Corp.	3.150%	2/15/28	325	349
	Comcast Corp.	4.150%	10/15/28	950	1,078
	Comcast Corp.	4.250%	10/15/30	350	404
	Comcast Corp.	1.950%	1/15/31	500	489
	Comcast Corp.	1.500%	2/15/31	500	471
	Comcast Corp.	4.250%	1/15/33	275	322
	Comcast Corp.	4.200%	8/15/34	175	206
	Comcast Corp.	5.650%	6/15/35	1,065	1,408
	Comcast Corp.	4.400%	8/15/35	150	178
	Comcast Corp.	3.200%	7/15/36	225	239
	Comcast Corp.	6.450%	3/15/37	175	254
	Comcast Corp.	3.900%	3/1/38	175	197
	Comcast Corp.	4.600%	10/15/38	550	668
	Comcast Corp.	3.250%	11/1/39	250	263
	Comcast Corp.	3.750%	4/1/40	300	336
	Comcast Corp.	4.650%	7/15/42	370	455
	Comcast Corp.	3.400%	7/15/46	500	527
	Comcast Corp.	3.969%	11/1/47	1,086	1,244
	Comcast Corp.	4.000%	3/1/48	200	230
	Comcast Corp.	4.700%	10/15/48	38	49
	Comcast Corp.	3.999%	11/1/49	268	311
	Comcast Corp.	3.450%	2/1/50	400	427
	Comcast Corp.	2.800%	1/15/51	300	286
[5]	Comcast Corp.	2.887%	11/1/51	1,382	1,337
[5]	Comcast Corp.	2.937%	11/1/56	853	812
	Comcast Corp.	4.950%	10/15/58	238	329
	Comcast Corp.	2.650%	8/15/62	500	444
[5]	Comcast Corp.	2.987%	11/1/63	347	330
	Deutsche Telekom International Finance BV	8.750%	6/15/30	775	1,127
	Discovery Communications LLC	2.950%	3/20/23	100	102
	Discovery Communications LLC	3.800%	3/13/24	100	105
	Discovery Communications LLC	3.900%	11/15/24	150	159
	Discovery Communications LLC	3.950%	6/15/25	303	323
	Discovery Communications LLC	3.950%	3/20/28	400	434
	Discovery Communications LLC	3.625%	5/15/30	230	246
	Discovery Communications LLC	5.000%	9/20/37	325	388
	Discovery Communications LLC	6.350%	6/1/40	150	206
	Discovery Communications LLC	4.875%	4/1/43	300	355
	Discovery Communications LLC	5.200%	9/20/47	225	278
	Discovery Communications LLC	5.300%	5/15/49	75	95
	Discovery Communications LLC	4.650%	5/15/50	200	235
	Discovery Communications LLC	4.000%	9/15/55	269	283
	Electronic Arts Inc.	4.800%	3/1/26	100	112
	Expedia Group Inc.	3.600%	12/15/23	100	104
	Expedia Group Inc.	4.500%	8/15/24	100	107
	Expedia Group Inc.	5.000%	2/15/26	150	167
	Expedia Group Inc.	4.625%	8/1/27	150	168
	Expedia Group Inc.	3.250%	2/15/30	250	256
	Expedia Group Inc.	2.950%	3/15/31	300	300
	Fox Corp.	4.030%	1/25/24	250	264
	Fox Corp.	3.050%	4/7/25	100	105
	Fox Corp.	4.709%	1/25/29	375	429
	Fox Corp.	3.500%	4/8/30	150	162
	Fox Corp.	5.476%	1/25/39	250	322

25

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Fox Corp.	5.576%	1/25/49	325	443
	Grupo Televisa SAB	6.625%	3/18/25	100	114
	Grupo Televisa SAB	4.625%	1/30/26	100	109
	Grupo Televisa SAB	6.625%	1/15/40	125	170
	Grupo Televisa SAB	5.000%	5/13/45	425	501
	Grupo Televisa SAB	5.250%	5/24/49	200	252
	Interpublic Group of Cos. Inc.	4.200%	4/15/24	210	223
	Interpublic Group of Cos. Inc.	4.650%	10/1/28	100	115
	Interpublic Group of Cos. Inc.	4.750%	3/30/30	100	116
	Interpublic Group of Cos. Inc.	5.400%	10/1/48	175	238
	Koninklijke KPN NV	8.375%	10/1/30	125	178
	NBCUniversal Media LLC	4.450%	1/15/43	225	271
	Omnicom Group Inc.	3.650%	11/1/24	150	159
	Omnicom Group Inc.	2.450%	4/30/30	150	150
	Omnicom Group Inc.	4.200%	6/1/30	100	113
	Omnicom Group Inc.	2.600%	8/1/31	200	203
	Omnicom Group Inc. / Omnicom Capital Inc.	3.600%	4/15/26	250	269
	Orange SA	9.000%	3/1/31	550	842
	Orange SA	5.375%	1/13/42	325	428
	Orange SA	5.500%	2/6/44	200	274
	Rogers Communications Inc.	3.000%	3/15/23	205	209
	Rogers Communications Inc.	4.100%	10/1/23	175	183
	Rogers Communications Inc.	3.625%	12/15/25	125	133
	Rogers Communications Inc.	2.900%	11/15/26	100	105
	Rogers Communications Inc.	4.500%	3/15/43	265	305
	Rogers Communications Inc.	5.000%	3/15/44	190	234
	Rogers Communications Inc.	4.350%	5/1/49	350	407
	Rogers Communications Inc.	3.700%	11/15/49	150	158
	Telefonica Emisiones SA	4.103%	3/8/27	250	275
	Telefonica Emisiones SA	7.045%	6/20/36	475	680
	Telefonica Emisiones SA	4.665%	3/6/38	200	231
	Telefonica Emisiones SA	5.213%	3/8/47	550	683
	Telefonica Emisiones SA	4.895%	3/6/48	250	300
	Telefonica Emisiones SA	5.520%	3/1/49	335	437
	Telefonica Europe BV	8.250%	9/15/30	250	355
	TELUS Corp.	2.800%	2/16/27	100	104
	TELUS Corp.	4.300%	6/15/49	200	246
	Tencent Music Entertainment Group	2.000%	9/3/30	200	187
	Time Warner Cable LLC	6.550%	5/1/37	200	262
	Time Warner Cable LLC	7.300%	7/1/38	50	71
	Time Warner Cable LLC	6.750%	6/15/39	400	545
	Time Warner Cable LLC	5.875%	11/15/40	425	528
	Time Warner Cable LLC	5.500%	9/1/41	250	303
	Time Warner Cable LLC	4.500%	9/15/42	250	272
	Time Warner Entertainment Co. LP	8.375%	3/15/23	200	217
	Time Warner Entertainment Co. LP	8.375%	7/15/33	200	291
	T-Mobile USA Inc.	3.500%	4/15/25	600	636
	T-Mobile USA Inc.	1.500%	2/15/26	200	198
	T-Mobile USA Inc.	3.750%	4/15/27	800	866
	T-Mobile USA Inc.	2.050%	2/15/28	250	249
[5]	T-Mobile USA Inc.	2.400%	3/15/29	100	101
	T-Mobile USA Inc.	3.875%	4/15/30	1,520	1,663
	T-Mobile USA Inc.	2.550%	2/15/31	900	896
	T-Mobile USA Inc.	2.250%	11/15/31	500	485
[5]	T-Mobile USA Inc.	2.700%	3/15/32	200	201
	T-Mobile USA Inc.	4.375%	4/15/40	400	456
	T-Mobile USA Inc.	3.000%	2/15/41	155	151
	T-Mobile USA Inc.	4.500%	4/15/50	600	703
	T-Mobile USA Inc.	3.300%	2/15/51	1,000	976
[5]	T-Mobile USA Inc.	3.400%	10/15/52	575	573
[5]	T-Mobile USA Inc.	3.600%	11/15/60	200	199
	TWDC Enterprises 18 Corp.	3.000%	2/13/26	300	317
	TWDC Enterprises 18 Corp.	1.850%	7/30/26	1,370	1,389
	TWDC Enterprises 18 Corp.	4.375%	8/16/41	75	91
	TWDC Enterprises 18 Corp.	4.125%	12/1/41	205	242
	TWDC Enterprises 18 Corp.	3.700%	12/1/42	125	140
	TWDC Enterprises 18 Corp.	3.000%	7/30/46	300	306
	Verisign Inc.	2.700%	6/15/31	200	201
	Verizon Communications Inc.	3.376%	2/15/25	250	266
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Verizon Communications Inc.	0.850%	11/20/25	500	488
	Verizon Communications Inc.	1.450%	3/20/26	500	498
	Verizon Communications Inc.	2.625%	8/15/26	475	495
	Verizon Communications Inc.	4.125%	3/16/27	700	778
	Verizon Communications Inc.	3.000%	3/22/27	150	158
	Verizon Communications Inc.	2.100%	3/22/28	600	602
	Verizon Communications Inc.	4.329%	9/21/28	1,229	1,398
	Verizon Communications Inc.	4.016%	12/3/29	727	815
	Verizon Communications Inc.	3.150%	3/22/30	310	328
	Verizon Communications Inc.	1.680%	10/30/30	527	501
	Verizon Communications Inc.	1.750%	1/20/31	500	473
	Verizon Communications Inc.	2.550%	3/21/31	800	808
[5]	Verizon Communications Inc.	2.355%	3/15/32	933	920
	Verizon Communications Inc.	4.500%	8/10/33	575	677
	Verizon Communications Inc.	4.400%	11/1/34	725	844
	Verizon Communications Inc.	4.272%	1/15/36	513	603
	Verizon Communications Inc.	5.250%	3/16/37	300	391
	Verizon Communications Inc.	4.812%	3/15/39	350	439
	Verizon Communications Inc.	2.650%	11/20/40	700	664
	Verizon Communications Inc.	3.400%	3/22/41	600	630
	Verizon Communications Inc.	2.850%	9/3/41	200	197
	Verizon Communications Inc.	4.125%	8/15/46	250	290
	Verizon Communications Inc.	4.862%	8/21/46	1,279	1,648
	Verizon Communications Inc.	4.522%	9/15/48	747	937
	Verizon Communications Inc.	4.000%	3/22/50	250	287
	Verizon Communications Inc.	2.875%	11/20/50	500	475
	Verizon Communications Inc.	3.550%	3/22/51	900	970
	Verizon Communications Inc.	2.987%	10/30/56	900	854
	Verizon Communications Inc.	3.000%	11/20/60	500	473
	Verizon Communications Inc.	3.700%	3/22/61	700	758
	ViacomCBS Inc.	3.500%	1/15/25	150	158
	ViacomCBS Inc.	4.750%	5/15/25	300	329
	ViacomCBS Inc.	4.000%	1/15/26	400	432
	ViacomCBS Inc.	2.900%	1/15/27	279	291
	ViacomCBS Inc.	3.375%	2/15/28	100	107
	ViacomCBS Inc.	3.700%	6/1/28	100	108
	ViacomCBS Inc.	4.950%	1/15/31	250	295
	ViacomCBS Inc.	4.200%	5/19/32	200	226
	ViacomCBS Inc.	5.500%	5/15/33	75	94
	ViacomCBS Inc.	6.875%	4/30/36	240	344
	ViacomCBS Inc.	5.900%	10/15/40	225	299
	ViacomCBS Inc.	4.850%	7/1/42	225	269
	ViacomCBS Inc.	4.375%	3/15/43	406	462
	ViacomCBS Inc.	5.850%	9/1/43	225	304
	ViacomCBS Inc.	4.900%	8/15/44	100	121
	ViacomCBS Inc.	4.950%	5/19/50	250	318
	Vodafone Group plc	3.750%	1/16/24	325	342
	Vodafone Group plc	4.125%	5/30/25	500	541
	Vodafone Group plc	4.375%	5/30/28	650	732
	Vodafone Group plc	7.875%	2/15/30	150	210
	Vodafone Group plc	6.250%	11/30/32	100	133
	Vodafone Group plc	6.150%	2/27/37	200	272
	Vodafone Group plc	5.000%	5/30/38	325	404
	Vodafone Group plc	4.375%	2/19/43	275	320
	Vodafone Group plc	5.250%	5/30/48	700	914
	Vodafone Group plc	4.875%	6/19/49	350	442
	Vodafone Group plc	4.250%	9/17/50	300	349
	Vodafone Group plc	5.125%	6/19/59	100	131
	Walt Disney Co.	3.350%	3/24/25	345	368
	Walt Disney Co.	3.700%	10/15/25	125	135
	Walt Disney Co.	1.750%	1/13/26	500	506
	Walt Disney Co.	2.200%	1/13/28	200	204
	Walt Disney Co.	2.000%	9/1/29	400	398
	Walt Disney Co.	3.800%	3/22/30	240	270
	Walt Disney Co.	2.650%	1/13/31	700	728
	Walt Disney Co.	6.200%	12/15/34	400	560
	Walt Disney Co.	6.400%	12/15/35	365	523
	Walt Disney Co.	6.650%	11/15/37	200	296
	Walt Disney Co.	4.625%	3/23/40	75	93
	Walt Disney Co.	3.500%	5/13/40	400	438
	Walt Disney Co.	5.400%	10/1/43	100	138

26

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Walt Disney Co.	4.750%	9/15/44	175	224
	Walt Disney Co.	2.750%	9/1/49	275	266
	Walt Disney Co.	4.700%	3/23/50	395	521
	Walt Disney Co.	3.600%	1/13/51	600	679
	Walt Disney Co.	3.800%	5/13/60	300	348
	Weibo Corp.	3.500%	7/5/24	200	205
	Weibo Corp.	3.375%	7/8/30	200	198
	WPP Finance 2010	3.750%	9/19/24	200	212
					124,111
Consumer Discretionary (1.7%)
	Advance Auto Parts Inc.	3.900%	4/15/30	250	274
	Alibaba Group Holding Ltd.	2.800%	6/6/23	200	204
	Alibaba Group Holding Ltd.	3.600%	11/28/24	400	421
	Alibaba Group Holding Ltd.	3.400%	12/6/27	400	424
	Alibaba Group Holding Ltd.	2.125%	2/9/31	300	290
	Alibaba Group Holding Ltd.	4.500%	11/28/34	280	319
	Alibaba Group Holding Ltd.	4.000%	12/6/37	200	217
	Alibaba Group Holding Ltd.	4.200%	12/6/47	425	470
	Alibaba Group Holding Ltd.	3.150%	2/9/51	200	186
	Alibaba Group Holding Ltd.	4.400%	12/6/57	100	114
	Alibaba Group Holding Ltd.	3.250%	2/9/61	500	464
	Amazon.com Inc.	2.400%	2/22/23	450	459
	Amazon.com Inc.	0.400%	6/3/23	200	199
	Amazon.com Inc.	0.450%	5/12/24	500	495
	Amazon.com Inc.	2.800%	8/22/24	250	262
	Amazon.com Inc.	3.800%	12/5/24	120	129
	Amazon.com Inc.	0.800%	6/3/25	285	282
	Amazon.com Inc.	5.200%	12/3/25	225	256
	Amazon.com Inc.	1.000%	5/12/26	600	594
	Amazon.com Inc.	1.200%	6/3/27	285	281
	Amazon.com Inc.	3.150%	8/22/27	725	784
	Amazon.com Inc.	1.650%	5/12/28	500	500
	Amazon.com Inc.	1.500%	6/3/30	405	393
	Amazon.com Inc.	2.100%	5/12/31	500	506
	Amazon.com Inc.	4.800%	12/5/34	225	288
	Amazon.com Inc.	3.875%	8/22/37	600	705
	Amazon.com Inc.	2.875%	5/12/41	500	516
	Amazon.com Inc.	4.950%	12/5/44	350	478
	Amazon.com Inc.	4.050%	8/22/47	600	730
	Amazon.com Inc.	2.500%	6/3/50	590	562
	Amazon.com Inc.	3.100%	5/12/51	700	748
	Amazon.com Inc.	4.250%	8/22/57	500	641
	Amazon.com Inc.	2.700%	6/3/60	400	385
	Amazon.com Inc.	3.250%	5/12/61	200	216
	American Honda Finance Corp.	1.950%	5/10/23	200	203
	American Honda Finance Corp.	0.875%	7/7/23	200	200
	American Honda Finance Corp.	3.450%	7/14/23	125	130
	American Honda Finance Corp.	3.625%	10/10/23	100	105
	American Honda Finance Corp.	2.900%	2/16/24	150	156
	American Honda Finance Corp.	0.550%	7/12/24	500	493
	American Honda Finance Corp.	2.150%	9/10/24	125	128
	American Honda Finance Corp.	1.200%	7/8/25	200	199
	American Honda Finance Corp.	2.350%	1/8/27	100	103
	American Honda Finance Corp.	2.000%	3/24/28	100	101
	American Honda Finance Corp.	1.800%	1/13/31	300	293
[2]	American University	3.672%	4/1/49	110	127
	Aptiv plc	4.350%	3/15/29	50	57
	Aptiv plc	4.400%	10/1/46	50	59
	Aptiv plc	5.400%	3/15/49	50	66
	Aptiv plc	3.100%	12/1/51	250	238
	AutoNation Inc.	3.500%	11/15/24	205	215
	AutoNation Inc.	4.500%	10/1/25	150	163
	AutoNation Inc.	3.800%	11/15/27	75	81
	AutoZone Inc.	3.125%	7/15/23	125	129
	AutoZone Inc.	3.125%	4/18/24	130	135
	AutoZone Inc.	3.250%	4/15/25	132	139
	AutoZone Inc.	3.625%	4/15/25	153	163
	AutoZone Inc.	3.125%	4/21/26	100	105
	AutoZone Inc.	3.750%	6/1/27	100	109
	AutoZone Inc.	3.750%	4/18/29	100	109
	AutoZone Inc.	4.000%	4/15/30	250	279
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	AutoZone Inc.	1.650%	1/15/31	200	188
	Best Buy Co. Inc.	4.450%	10/1/28	200	227
	BorgWarner Inc.	3.375%	3/15/25	75	79
	BorgWarner Inc.	2.650%	7/1/27	200	207
	BorgWarner Inc.	4.375%	3/15/45	100	116
	Brunswick Corp.	0.850%	8/18/24	200	197
	California Endowment	2.498%	4/1/51	50	49
	California Institute of Technology	4.321%	8/1/45	70	91
	California Institute of Technology	4.700%	11/1/11	50	73
	California Institute of Technology	3.650%	9/1/19	100	117
	Cleveland Clinic Foundation	4.858%	1/1/14	100	149
	Daimler Finance North America LLC	8.500%	1/18/31	250	372
	Darden Restaurants Inc.	3.850%	5/1/27	200	217
	Darden Restaurants Inc.	4.550%	2/15/48	50	58
	DR Horton Inc.	4.750%	2/15/23	225	232
	DR Horton Inc.	5.750%	8/15/23	75	80
	DR Horton Inc.	2.500%	10/15/24	100	103
[2]	Duke University	2.682%	10/1/44	100	100
[2]	Duke University	2.832%	10/1/55	125	129
	eBay Inc.	2.750%	1/30/23	175	178
	eBay Inc.	3.450%	8/1/24	125	131
	eBay Inc.	1.900%	3/11/25	180	182
	eBay Inc.	1.400%	5/10/26	200	197
	eBay Inc.	3.600%	6/5/27	300	326
	eBay Inc.	2.700%	3/11/30	200	205
	eBay Inc.	2.600%	5/10/31	200	203
	eBay Inc.	4.000%	7/15/42	200	225
	eBay Inc.	3.650%	5/10/51	200	217
	Emory University	2.143%	9/1/30	150	152
	Emory University	2.969%	9/1/50	50	53
	Ford Foundation	2.415%	6/1/50	60	58
	Ford Foundation	2.815%	6/1/70	150	155
	Fortune Brands Home & Security Inc.	4.000%	9/21/23	100	105
	Fortune Brands Home & Security Inc.	4.000%	6/15/25	233	250
	Fortune Brands Home & Security Inc.	3.250%	9/15/29	50	53
	General Motors Co.	4.875%	10/2/23	625	664
	General Motors Co.	5.400%	10/2/23	250	268
	General Motors Co.	6.125%	10/1/25	600	690
	General Motors Co.	6.800%	10/1/27	100	123
	General Motors Co.	5.000%	4/1/35	165	196
	General Motors Co.	6.600%	4/1/36	250	338
	General Motors Co.	5.150%	4/1/38	225	271
	General Motors Co.	6.250%	10/2/43	210	287
	General Motors Co.	5.200%	4/1/45	230	285
	General Motors Co.	5.400%	4/1/48	200	255
	General Motors Co.	5.950%	4/1/49	175	239
	General Motors Financial Co. Inc.	3.150%	6/30/22	100	101
	General Motors Financial Co. Inc.	3.250%	1/5/23	275	281
	General Motors Financial Co. Inc.	3.700%	5/9/23	200	206
	General Motors Financial Co. Inc.	4.150%	6/19/23	200	208
	General Motors Financial Co. Inc.	1.700%	8/18/23	500	505
	General Motors Financial Co. Inc.	1.050%	3/8/24	200	199
	General Motors Financial Co. Inc.	3.950%	4/13/24	400	421
	General Motors Financial Co. Inc.	1.200%	10/15/24	200	199
	General Motors Financial Co. Inc.	3.500%	11/7/24	200	210
	General Motors Financial Co. Inc.	2.900%	2/26/25	958	992
	General Motors Financial Co. Inc.	4.350%	4/9/25	325	350
	General Motors Financial Co. Inc.	2.750%	6/20/25	150	155
	General Motors Financial Co. Inc.	5.250%	3/1/26	150	168
	General Motors Financial Co. Inc.	1.500%	6/10/26	200	197
	General Motors Financial Co. Inc.	4.350%	1/17/27	325	358
	General Motors Financial Co. Inc.	2.700%	8/20/27	500	511
	General Motors Financial Co. Inc.	2.400%	4/10/28	200	200
	General Motors Financial Co. Inc.	2.400%	10/15/28	200	199
	General Motors Financial Co. Inc.	3.600%	6/21/30	700	746
	General Motors Financial Co. Inc.	2.350%	1/8/31	500	486
	General Motors Financial Co. Inc.	2.700%	6/10/31	200	199
	George Washington University	4.126%	9/15/48	300	364

27

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Georgetown University	4.315%	4/1/49	68	85
	Georgetown University	2.943%	4/1/50	100	100
	Georgetown University	5.215%	10/1/18	59	84
	Harley-Davidson Inc.	3.500%	7/28/25	100	105
	Harley-Davidson Inc.	4.625%	7/28/45	125	133
	Hasbro Inc.	3.900%	11/19/29	350	386
	Hasbro Inc.	6.350%	3/15/40	125	173
	Hasbro Inc.	5.100%	5/15/44	50	62
	Home Depot Inc.	3.750%	2/15/24	200	210
	Home Depot Inc.	3.000%	4/1/26	275	292
	Home Depot Inc.	2.500%	4/15/27	395	413
	Home Depot Inc.	2.800%	9/14/27	200	212
	Home Depot Inc.	2.950%	6/15/29	600	639
	Home Depot Inc.	2.700%	4/15/30	445	467
	Home Depot Inc.	1.375%	3/15/31	500	471
	Home Depot Inc.	1.875%	9/15/31	200	197
	Home Depot Inc.	5.875%	12/16/36	825	1,168
	Home Depot Inc.	3.300%	4/15/40	295	320
	Home Depot Inc.	5.950%	4/1/41	175	251
	Home Depot Inc.	4.200%	4/1/43	200	241
	Home Depot Inc.	4.875%	2/15/44	300	395
	Home Depot Inc.	4.400%	3/15/45	100	125
	Home Depot Inc.	4.250%	4/1/46	330	406
	Home Depot Inc.	3.900%	6/15/47	250	294
	Home Depot Inc.	4.500%	12/6/48	225	292
	Home Depot Inc.	3.125%	12/15/49	525	553
	Home Depot Inc.	3.350%	4/15/50	375	410
	Home Depot Inc.	2.375%	3/15/51	400	369
	Home Depot Inc.	2.750%	9/15/51	300	298
	Hyatt Hotels Corp.	3.375%	7/15/23	100	102
	Hyatt Hotels Corp.	1.300%	10/1/23	200	200
	Hyatt Hotels Corp.	1.800%	10/1/24	200	200
	Hyatt Hotels Corp.	4.850%	3/15/26	200	218
	Hyatt Hotels Corp.	4.375%	9/15/28	75	81
	Hyatt Hotels Corp.	5.750%	4/23/30	200	239
	JD.com Inc.	3.875%	4/29/26	200	214
	JD.com Inc.	3.375%	1/14/30	200	209
[2]	Johns Hopkins University	4.083%	7/1/53	75	99
	Kohl's Corp.	5.550%	7/17/45	100	116
	Las Vegas Sands Corp.	3.200%	8/8/24	365	371
	Las Vegas Sands Corp.	2.900%	6/25/25	200	200
	Las Vegas Sands Corp.	3.500%	8/18/26	145	147
	Las Vegas Sands Corp.	3.900%	8/8/29	65	65
	Lear Corp.	3.800%	9/15/27	41	45
	Lear Corp.	4.250%	5/15/29	150	166
	Lear Corp.	3.500%	5/30/30	100	106
	Lear Corp.	5.250%	5/15/49	125	158
	Leggett & Platt Inc.	3.800%	11/15/24	100	105
	Leggett & Platt Inc.	3.500%	11/15/27	125	133
	Leggett & Platt Inc.	4.400%	3/15/29	75	84
	Leggett & Platt Inc.	3.500%	11/15/51	200	201
	Leland Stanford Junior University	3.647%	5/1/48	200	242
	Lennar Corp.	4.500%	4/30/24	300	319
	Lennar Corp.	5.250%	6/1/26	200	225
	Lennar Corp.	4.750%	11/29/27	200	227
	Lowe's Cos. Inc.	3.875%	9/15/23	275	287
	Lowe's Cos. Inc.	3.125%	9/15/24	100	105
	Lowe's Cos. Inc.	3.375%	9/15/25	200	213
	Lowe's Cos. Inc.	2.500%	4/15/26	250	260
	Lowe's Cos. Inc.	3.100%	5/3/27	350	374
	Lowe's Cos. Inc.	1.300%	4/15/28	260	249
	Lowe's Cos. Inc.	1.700%	9/15/28	200	196
	Lowe's Cos. Inc.	6.500%	3/15/29	67	85
	Lowe's Cos. Inc.	3.650%	4/5/29	300	329
	Lowe's Cos. Inc.	4.500%	4/15/30	250	290
	Lowe's Cos. Inc.	1.700%	10/15/30	300	285
	Lowe's Cos. Inc.	2.625%	4/1/31	500	512
	Lowe's Cos. Inc.	2.800%	9/15/41	200	195
	Lowe's Cos. Inc.	4.250%	9/15/44	28	32
	Lowe's Cos. Inc.	3.700%	4/15/46	250	274
	Lowe's Cos. Inc.	4.050%	5/3/47	300	346
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Lowe's Cos. Inc.	3.000%	10/15/50	500	494
	Magna International Inc.	3.625%	6/15/24	170	179
	Magna International Inc.	4.150%	10/1/25	100	109
	Magna International Inc.	2.450%	6/15/30	100	101
	Marriott International Inc.	2.125%	10/3/22	200	202
	Marriott International Inc.	3.750%	3/15/25	175	185
	Marriott International Inc.	3.750%	10/1/25	65	69
	Marriott International Inc.	3.125%	6/15/26	1,083	1,131
	Marriott International Inc.	4.000%	4/15/28	50	54
	Marriott International Inc.	4.625%	6/15/30	200	226
	Marriott International Inc.	2.850%	4/15/31	300	299
	Masco Corp.	3.500%	11/15/27	100	107
	Masco Corp.	1.500%	2/15/28	200	194
	Masco Corp.	7.750%	8/1/29	24	32
	Masco Corp.	4.500%	5/15/47	100	121
[2]	Massachusetts Institute of Technology	3.959%	7/1/38	125	152
	Massachusetts Institute of Technology	2.989%	7/1/50	85	94
	Massachusetts Institute of Technology	5.600%	7/1/11	130	230
	Massachusetts Institute of Technology	4.678%	7/1/14	275	411
	Massachusetts Institute of Technology	3.885%	7/1/16	100	125
	McDonald's Corp.	3.350%	4/1/23	200	206
	McDonald's Corp.	3.300%	7/1/25	497	527
	McDonald's Corp.	3.700%	1/30/26	300	324
	McDonald's Corp.	3.500%	3/1/27	200	217
	McDonald's Corp.	3.500%	7/1/27	315	342
	McDonald's Corp.	3.800%	4/1/28	350	385
	McDonald's Corp.	2.625%	9/1/29	200	206
	McDonald's Corp.	2.125%	3/1/30	200	200
	McDonald's Corp.	3.600%	7/1/30	200	221
	McDonald's Corp.	4.700%	12/9/35	200	245
	McDonald's Corp.	6.300%	10/15/37	150	212
	McDonald's Corp.	6.300%	3/1/38	100	143
	McDonald's Corp.	5.700%	2/1/39	100	136
	McDonald's Corp.	3.700%	2/15/42	25	28
	McDonald's Corp.	3.625%	5/1/43	100	109
	McDonald's Corp.	4.600%	5/26/45	210	260
	McDonald's Corp.	4.875%	12/9/45	300	386
	McDonald's Corp.	4.450%	3/1/47	250	306
	McDonald's Corp.	4.450%	9/1/48	150	185
	McDonald's Corp.	3.625%	9/1/49	350	387
	McDonald's Corp.	4.200%	4/1/50	200	243
	Mohawk Industries Inc.	3.850%	2/1/23	100	102
	Mohawk Industries Inc.	3.625%	5/15/30	125	134
	NIKE Inc.	2.400%	3/27/25	225	233
	NIKE Inc.	2.375%	11/1/26	200	209
	NIKE Inc.	2.750%	3/27/27	200	212
	NIKE Inc.	2.850%	3/27/30	200	213
	NIKE Inc.	3.250%	3/27/40	200	218
	NIKE Inc.	3.625%	5/1/43	125	143
	NIKE Inc.	3.875%	11/1/45	225	270
	NIKE Inc.	3.375%	11/1/46	100	111
	NIKE Inc.	3.375%	3/27/50	300	340
[2]	Northwestern University	4.643%	12/1/44	75	97
[2]	Northwestern University	2.640%	12/1/50	50	51
[2]	Northwestern University	3.662%	12/1/57	75	94
	NVR Inc.	3.000%	5/15/30	200	208
	O'Reilly Automotive Inc.	3.850%	6/15/23	75	78
	O'Reilly Automotive Inc.	3.600%	9/1/27	325	353
	O'Reilly Automotive Inc.	1.750%	3/15/31	500	474
	President and Fellows of Harvard College	4.875%	10/15/40	225	307
	President and Fellows of Harvard College	3.150%	7/15/46	100	114
	PulteGroup Inc.	5.500%	3/1/26	200	228
	PulteGroup Inc.	6.375%	5/15/33	300	391
	Ralph Lauren Corp.	3.750%	9/15/25	50	54
	Ralph Lauren Corp.	2.950%	6/15/30	200	209

28

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Rockefeller Foundation	2.492%	10/1/50	250	247
	Ross Stores Inc.	4.600%	4/15/25	200	219
	Ross Stores Inc.	1.875%	4/15/31	200	191
	Sands China Ltd.	5.125%	8/8/25	400	418
	Sands China Ltd.	3.800%	1/8/26	200	201
[5]	Sands China Ltd.	2.300%	3/8/27	200	188
	Sands China Ltd.	5.400%	8/8/28	300	324
[5]	Sands China Ltd.	2.850%	3/8/29	200	188
	Sands China Ltd.	4.375%	6/18/30	200	204
[5]	Sands China Ltd.	3.250%	8/8/31	200	187
	Starbucks Corp.	3.100%	3/1/23	375	385
	Starbucks Corp.	3.850%	10/1/23	100	104
	Starbucks Corp.	2.450%	6/15/26	200	208
	Starbucks Corp.	3.500%	3/1/28	100	108
	Starbucks Corp.	4.000%	11/15/28	200	224
	Starbucks Corp.	3.550%	8/15/29	200	219
	Starbucks Corp.	2.250%	3/12/30	450	450
	Starbucks Corp.	2.550%	11/15/30	300	306
	Starbucks Corp.	4.300%	6/15/45	50	59
	Starbucks Corp.	3.750%	12/1/47	125	138
	Starbucks Corp.	4.500%	11/15/48	200	247
	Starbucks Corp.	3.350%	3/12/50	100	104
	Starbucks Corp.	3.500%	11/15/50	300	323
	Steelcase Inc.	5.125%	1/18/29	125	142
	Stellantis NV	5.250%	4/15/23	300	315
	Tapestry Inc.	4.125%	7/15/27	23	25
	Tapestry Inc.	3.050%	3/15/32	200	201
	TJX Cos. Inc.	2.500%	5/15/23	100	102
	TJX Cos. Inc.	2.250%	9/15/26	350	362
	TJX Cos. Inc.	1.600%	5/15/31	200	191
	Toyota Motor Corp.	3.419%	7/20/23	150	156
	Toyota Motor Corp.	2.358%	7/2/24	100	103
	Toyota Motor Corp.	1.339%	3/25/26	500	497
	Toyota Motor Corp.	2.760%	7/2/29	100	105
	Toyota Motor Credit Corp.	2.625%	1/10/23	100	102
	Toyota Motor Credit Corp.	0.400%	4/6/23	200	199
	Toyota Motor Credit Corp.	0.500%	8/14/23	500	498
	Toyota Motor Credit Corp.	1.350%	8/25/23	200	202
	Toyota Motor Credit Corp.	2.250%	10/18/23	300	308
	Toyota Motor Credit Corp.	2.900%	4/17/24	125	130
	Toyota Motor Credit Corp.	0.500%	6/18/24	200	197
	Toyota Motor Credit Corp.	0.625%	9/13/24	200	197
	Toyota Motor Credit Corp.	1.800%	2/13/25	250	254
	Toyota Motor Credit Corp.	3.400%	4/14/25	125	133
	Toyota Motor Credit Corp.	1.125%	6/18/26	200	197
	Toyota Motor Credit Corp.	3.200%	1/11/27	200	215
	Toyota Motor Credit Corp.	1.150%	8/13/27	500	485
	Toyota Motor Credit Corp.	3.050%	1/11/28	100	107
	Toyota Motor Credit Corp.	1.900%	4/6/28	200	200
	Toyota Motor Credit Corp.	3.650%	1/8/29	530	590
	Toyota Motor Credit Corp.	2.150%	2/13/30	150	151
	Toyota Motor Credit Corp.	3.375%	4/1/30	400	439
	Toyota Motor Credit Corp.	1.900%	9/12/31	200	196
	Tractor Supply Co.	1.750%	11/1/30	200	188
	Trustees of Boston College	3.129%	7/1/52	100	107
[2]	Trustees of Boston University	4.061%	10/1/48	50	61
	Trustees of Princeton University	5.700%	3/1/39	150	216
	Trustees of Princeton University	2.516%	7/1/50	150	150
	Trustees of the University of Pennsylvania	2.396%	10/1/50	200	191
	Trustees of the University of Pennsylvania	4.674%	9/1/12	50	76
[2]	University of Chicago	2.547%	4/1/50	500	483
	University of Chicago	3.000%	10/1/52	50	53
[2]	University of Chicago	4.003%	10/1/53	100	126
[2]	University of Notre Dame du Lac	3.438%	2/15/45	100	116
	University of Notre Dame du Lac	3.394%	2/15/48	125	146
[2]	University of Southern California	3.028%	10/1/39	100	106
[2]	University of Southern California	3.841%	10/1/47	200	235
	University of Southern California	2.945%	10/1/51	200	205
	University of Southern California	5.250%	10/1/11	100	165
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	VF Corp.	2.400%	4/23/25	200	206
	VF Corp.	2.950%	4/23/30	200	208
	Whirlpool Corp.	4.000%	3/1/24	50	53
	Whirlpool Corp.	3.700%	5/1/25	75	80
	Whirlpool Corp.	4.750%	2/26/29	150	173
	Whirlpool Corp.	4.500%	6/1/46	100	119
	Whirlpool Corp.	4.600%	5/15/50	75	93
[2]	William Marsh Rice University	3.574%	5/15/45	150	174
	Yale University	0.873%	4/15/25	100	99
	Yale University	1.482%	4/15/30	100	98
	Yale University	2.402%	4/15/50	100	98
					82,969
Consumer Staples (1.9%)
	Ahold Finance USA LLC	6.875%	5/1/29	100	130
	Altria Group Inc.	4.000%	1/31/24	250	264
	Altria Group Inc.	2.350%	5/6/25	150	154
	Altria Group Inc.	4.400%	2/14/26	997	1,095
	Altria Group Inc.	2.625%	9/16/26	75	78
	Altria Group Inc.	4.800%	2/14/29	575	649
	Altria Group Inc.	5.800%	2/14/39	120	144
	Altria Group Inc.	3.400%	2/4/41	500	461
	Altria Group Inc.	4.250%	8/9/42	275	279
	Altria Group Inc.	4.500%	5/2/43	125	130
	Altria Group Inc.	5.375%	1/31/44	350	405
	Altria Group Inc.	3.875%	9/16/46	425	412
	Altria Group Inc.	5.950%	2/14/49	500	626
	Altria Group Inc.	3.700%	2/4/51	500	466
	Altria Group Inc.	6.200%	2/14/59	70	91
	Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide Inc.	3.650%	2/1/26	1,045	1,127
	Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide Inc.	4.700%	2/1/36	1,195	1,444
	Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide Inc.	4.900%	2/1/46	1,880	2,381
	Anheuser-Busch InBev Finance Inc.	4.700%	2/1/36	100	120
	Anheuser-Busch InBev Finance Inc.	4.000%	1/17/43	300	334
	Anheuser-Busch InBev Finance Inc.	4.625%	2/1/44	200	242
	Anheuser-Busch InBev Finance Inc.	4.900%	2/1/46	475	597
	Anheuser-Busch InBev Worldwide Inc.	4.000%	4/13/28	500	556
	Anheuser-Busch InBev Worldwide Inc.	4.750%	1/23/29	465	541
	Anheuser-Busch InBev Worldwide Inc.	3.500%	6/1/30	1,000	1,096
	Anheuser-Busch InBev Worldwide Inc.	4.375%	4/15/38	275	321
	Anheuser-Busch InBev Worldwide Inc.	8.200%	1/15/39	150	244
	Anheuser-Busch InBev Worldwide Inc.	5.450%	1/23/39	125	164
	Anheuser-Busch InBev Worldwide Inc.	4.950%	1/15/42	325	408
	Anheuser-Busch InBev Worldwide Inc.	3.750%	7/15/42	325	353
	Anheuser-Busch InBev Worldwide Inc.	4.600%	4/15/48	700	857
	Anheuser-Busch InBev Worldwide Inc.	4.439%	10/6/48	601	719
	Anheuser-Busch InBev Worldwide Inc.	5.550%	1/23/49	600	830
	Anheuser-Busch InBev Worldwide Inc.	4.500%	6/1/50	300	371
	Anheuser-Busch InBev Worldwide Inc.	4.750%	4/15/58	350	441
	Anheuser-Busch InBev Worldwide Inc.	5.800%	1/23/59	155	224
	Anheuser-Busch InBev Worldwide Inc.	4.600%	6/1/60	375	468
	Archer-Daniels-Midland Co.	2.500%	8/11/26	200	209
	Archer-Daniels-Midland Co.	3.250%	3/27/30	200	217
	Archer-Daniels-Midland Co.	5.935%	10/1/32	80	106

29

Total Bond Market Index Portfolio
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Archer-Daniels-Midland Co.	5.375%	9/15/35	95	127
Archer-Daniels-Midland Co.	3.750%	9/15/47	50	59
Archer-Daniels-Midland Co.	4.500%	3/15/49	125	165
Archer-Daniels-Midland Co.	2.700%	9/15/51	200	201
BAT Capital Corp.	3.222%	8/15/24	650	676
BAT Capital Corp.	3.215%	9/6/26	200	208
BAT Capital Corp.	3.557%	8/15/27	675	709
BAT Capital Corp.	2.259%	3/25/28	500	488
BAT Capital Corp.	2.726%	3/25/31	500	486
BAT Capital Corp.	4.390%	8/15/37	525	554
BAT Capital Corp.	4.540%	8/15/47	575	601
BAT Capital Corp.	4.758%	9/6/49	250	268
BAT Capital Corp.	3.984%	9/25/50	500	484
BAT International Finance plc	1.668%	3/25/26	500	491
Brown-Forman Corp.	3.500%	4/15/25	81	86
Brown-Forman Corp.	4.500%	7/15/45	100	127
Bunge Ltd. Finance Corp.	4.350%	3/15/24	125	133
Bunge Ltd. Finance Corp.	3.750%	9/25/27	200	218
Bunge Ltd. Finance Corp.	2.750%	5/14/31	350	355
Campbell Soup Co.	3.650%	3/15/23	65	67
Campbell Soup Co.	3.950%	3/15/25	200	214
Campbell Soup Co.	3.300%	3/19/25	125	132
Campbell Soup Co.	4.150%	3/15/28	175	194
Campbell Soup Co.	2.375%	4/24/30	150	149
Campbell Soup Co.	4.800%	3/15/48	135	169
Campbell Soup Co.	3.125%	4/24/50	100	98
Church & Dwight Co. Inc.	3.150%	8/1/27	100	106
Church & Dwight Co. Inc.	3.950%	8/1/47	75	89
Clorox Co.	3.500%	12/15/24	175	186
Clorox Co.	3.100%	10/1/27	50	53
Clorox Co.	3.900%	5/15/28	50	56
Clorox Co.	1.800%	5/15/30	50	49
Coca-Cola Co.	1.750%	9/6/24	100	102
Coca-Cola Co.	3.375%	3/25/27	200	218
Coca-Cola Co.	2.900%	5/25/27	50	53
Coca-Cola Co.	1.000%	3/15/28	500	481
Coca-Cola Co.	2.125%	9/6/29	125	127
Coca-Cola Co.	3.450%	3/25/30	250	277
Coca-Cola Co.	1.375%	3/15/31	500	472
Coca-Cola Co.	4.125%	3/25/40	100	119
Coca-Cola Co.	2.500%	6/1/40	200	201
Coca-Cola Co.	2.875%	5/5/41	500	519
Coca-Cola Co.	4.200%	3/25/50	175	223
Coca-Cola Co.	2.600%	6/1/50	300	295
Coca-Cola Co.	2.750%	6/1/60	325	323
Coca-Cola Consolidated Inc.	3.800%	11/25/25	125	135
Coca-Cola Femsa SAB de CV	2.750%	1/22/30	200	204
Coca-Cola Femsa SAB de CV	5.250%	11/26/43	150	196
Colgate-Palmolive Co.	2.100%	5/1/23	280	285
Colgate-Palmolive Co.	3.250%	3/15/24	100	105
Colgate-Palmolive Co.	4.000%	8/15/45	150	189
Conagra Brands Inc.	3.250%	9/15/22	75	76
Conagra Brands Inc.	3.200%	1/25/23	79	80
Conagra Brands Inc.	0.500%	8/11/23	200	198
Conagra Brands Inc.	4.300%	5/1/24	200	213
Conagra Brands Inc.	4.600%	11/1/25	150	165
Conagra Brands Inc.	1.375%	11/1/27	200	192
Conagra Brands Inc.	7.000%	10/1/28	75	97
Conagra Brands Inc.	4.850%	11/1/28	250	288
Conagra Brands Inc.	8.250%	9/15/30	50	71
Conagra Brands Inc.	5.300%	11/1/38	350	443
Conagra Brands Inc.	5.400%	11/1/48	200	270
Constellation Brands Inc.	3.200%	2/15/23	250	256
Constellation Brands Inc.	4.250%	5/1/23	200	209
Constellation Brands Inc.	4.750%	11/15/24	175	191
Constellation Brands Inc.	4.400%	11/15/25	100	110
Constellation Brands Inc.	3.700%	12/6/26	425	461
Constellation Brands Inc.	3.500%	5/9/27	150	162
Constellation Brands Inc.	3.600%	2/15/28	175	189
Constellation Brands Inc.	4.650%	11/15/28	75	86
Constellation Brands Inc.	3.150%	8/1/29	225	237
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Constellation Brands Inc.	2.875%	5/1/30	356	365
Constellation Brands Inc.	2.250%	8/1/31	200	196
Constellation Brands Inc.	4.100%	2/15/48	100	113
Constellation Brands Inc.	5.250%	11/15/48	225	295
Constellation Brands Inc.	3.750%	5/1/50	125	137
Costco Wholesale Corp.	2.750%	5/18/24	275	286
Costco Wholesale Corp.	3.000%	5/18/27	100	107
Costco Wholesale Corp.	1.375%	6/20/27	250	248
Costco Wholesale Corp.	1.600%	4/20/30	1,900	1,841
Costco Wholesale Corp.	1.750%	4/20/32	200	194
Delhaize America LLC	9.000%	4/15/31	100	151
Diageo Capital plc	2.625%	4/29/23	500	510
Diageo Capital plc	2.125%	10/24/24	200	205
Diageo Capital plc	1.375%	9/29/25	200	200
Diageo Capital plc	2.375%	10/24/29	200	204
Diageo Capital plc	2.000%	4/29/30	200	198
Diageo Capital plc	2.125%	4/29/32	200	198
Diageo Capital plc	5.875%	9/30/36	50	70
Diageo Capital plc	3.875%	4/29/43	100	117
Diageo Investment Corp.	4.250%	5/11/42	150	183
Dollar General Corp.	3.250%	4/15/23	150	154
Dollar General Corp.	4.150%	11/1/25	105	114
Dollar General Corp.	3.875%	4/15/27	150	164
Dollar General Corp.	4.125%	5/1/28	150	167
Dollar General Corp.	3.500%	4/3/30	100	108
Dollar General Corp.	4.125%	4/3/50	200	231
Dollar Tree Inc.	4.000%	5/15/25	200	215
Dollar Tree Inc.	4.200%	5/15/28	300	335
Estee Lauder Cos. Inc.	3.150%	3/15/27	150	161
Estee Lauder Cos. Inc.	2.375%	12/1/29	125	128
Estee Lauder Cos. Inc.	6.000%	5/15/37	75	107
Estee Lauder Cos. Inc.	4.375%	6/15/45	100	125
Estee Lauder Cos. Inc.	4.150%	3/15/47	100	125
Estee Lauder Cos. Inc.	3.125%	12/1/49	125	137
Flowers Foods Inc.	3.500%	10/1/26	75	80
Fomento Economico Mexicano SAB de CV	4.375%	5/10/43	100	118
Fomento Economico Mexicano SAB de CV	3.500%	1/16/50	600	630
General Mills Inc.	3.700%	10/17/23	575	602
General Mills Inc.	3.650%	2/15/24	100	105
General Mills Inc.	4.200%	4/17/28	225	251
General Mills Inc.	2.875%	4/15/30	150	156
General Mills Inc.	2.250%	10/14/31	250	247
General Mills Inc.	3.000%	2/1/51	500	501
Hershey Co.	2.625%	5/1/23	100	102
Hershey Co.	3.375%	5/15/23	150	155
Hershey Co.	2.050%	11/15/24	55	56
Hershey Co.	3.200%	8/21/25	65	69
Hershey Co.	2.300%	8/15/26	100	104
Hershey Co.	2.450%	11/15/29	130	135
Hershey Co.	1.700%	6/1/30	30	29
Hershey Co.	3.125%	11/15/49	150	162
Hershey Co.	2.650%	6/1/50	100	100
Hormel Foods Corp.	1.800%	6/11/30	200	196
Hormel Foods Corp.	3.050%	6/3/51	200	213
Ingredion Inc.	3.200%	10/1/26	100	106
Ingredion Inc.	2.900%	6/1/30	175	180
Ingredion Inc.	3.900%	6/1/50	100	114
J M Smucker Co.	3.500%	3/15/25	175	187
J M Smucker Co.	3.375%	12/15/27	150	162
J M Smucker Co.	2.375%	3/15/30	100	100
J M Smucker Co.	2.125%	3/15/32	100	97
J M Smucker Co.	4.250%	3/15/35	100	117
J M Smucker Co.	4.375%	3/15/45	125	152
J M Smucker Co.	3.550%	3/15/50	50	54
Kellogg Co.	2.650%	12/1/23	126	130
Kellogg Co.	3.250%	4/1/26	125	133
Kellogg Co.	3.400%	11/15/27	125	135
Kellogg Co.	4.300%	5/15/28	100	113
Kellogg Co.	7.450%	4/1/31	125	176

30

Total Bond Market Index Portfolio
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Keurig Dr Pepper Inc.	4.057%	5/25/23	187	195
Keurig Dr Pepper Inc.	3.130%	12/15/23	100	104
Keurig Dr Pepper Inc.	4.417%	5/25/25	275	300
Keurig Dr Pepper Inc.	3.400%	11/15/25	100	106
Keurig Dr Pepper Inc.	2.550%	9/15/26	75	77
Keurig Dr Pepper Inc.	3.430%	6/15/27	100	107
Keurig Dr Pepper Inc.	4.597%	5/25/28	395	450
Keurig Dr Pepper Inc.	3.200%	5/1/30	150	159
Keurig Dr Pepper Inc.	2.250%	3/15/31	250	247
Keurig Dr Pepper Inc.	7.450%	5/1/38	16	28
Keurig Dr Pepper Inc.	4.985%	5/25/38	100	124
Keurig Dr Pepper Inc.	4.500%	11/15/45	200	238
Keurig Dr Pepper Inc.	4.420%	12/15/46	125	148
Keurig Dr Pepper Inc.	3.800%	5/1/50	150	166
Kimberly-Clark Corp.	3.050%	8/15/25	50	53
Kimberly-Clark Corp.	2.750%	2/15/26	100	106
Kimberly-Clark Corp.	1.050%	9/15/27	500	485
Kimberly-Clark Corp.	3.950%	11/1/28	50	57
Kimberly-Clark Corp.	3.200%	4/25/29	150	162
Kimberly-Clark Corp.	3.100%	3/26/30	155	167
Kimberly-Clark Corp.	2.000%	11/2/31	250	249
Kimberly-Clark Corp.	6.625%	8/1/37	250	378
Kimberly-Clark Corp.	5.300%	3/1/41	25	34
Kimberly-Clark Corp.	3.200%	7/30/46	175	191
Koninklijke Ahold Delhaize NV	5.700%	10/1/40	37	51
Kroger Co.	4.000%	2/1/24	100	105
Kroger Co.	3.500%	2/1/26	160	171
Kroger Co.	2.650%	10/15/26	140	146
Kroger Co.	3.700%	8/1/27	100	109
Kroger Co.	7.700%	6/1/29	50	68
Kroger Co.	8.000%	9/15/29	125	173
Kroger Co.	2.200%	5/1/30	100	100
Kroger Co.	1.700%	1/15/31	250	237
Kroger Co.	7.500%	4/1/31	100	140
Kroger Co.	5.400%	7/15/40	50	65
Kroger Co.	5.000%	4/15/42	125	158
Kroger Co.	5.150%	8/1/43	100	130
Kroger Co.	4.450%	2/1/47	250	304
Kroger Co.	4.650%	1/15/48	75	93
Kroger Co.	3.950%	1/15/50	175	202
McCormick & Co. Inc.	3.150%	8/15/24	150	157
McCormick & Co. Inc.	3.400%	8/15/27	150	162
McCormick & Co. Inc.	2.500%	4/15/30	250	253
Mead Johnson Nutrition Co.	4.125%	11/15/25	355	388
Mead Johnson Nutrition Co.	5.900%	11/1/39	100	143
Mead Johnson Nutrition Co.	4.600%	6/1/44	150	194
Molson Coors Beverage Co.	3.000%	7/15/26	375	394
Molson Coors Beverage Co.	5.000%	5/1/42	200	241
Molson Coors Beverage Co.	4.200%	7/15/46	375	416
Mondelez International Inc.	1.500%	5/4/25	100	100
Mondelez International Inc.	2.750%	4/13/30	250	259
Mondelez International Inc.	1.875%	10/15/32	500	477
Mondelez International Inc.	2.625%	9/4/50	250	234
PepsiCo Inc.	0.750%	5/1/23	125	125
PepsiCo Inc.	3.600%	3/1/24	700	737
PepsiCo Inc.	2.250%	3/19/25	265	274
PepsiCo Inc.	2.750%	4/30/25	200	209
PepsiCo Inc.	3.500%	7/17/25	452	484
PepsiCo Inc.	2.375%	10/6/26	225	235
PepsiCo Inc.	2.625%	3/19/27	100	105
PepsiCo Inc.	3.000%	10/15/27	325	349
PepsiCo Inc.	2.625%	7/29/29	200	210
PepsiCo Inc.	2.750%	3/19/30	345	365
PepsiCo Inc.	1.625%	5/1/30	200	195
PepsiCo Inc.	1.400%	2/25/31	200	191
PepsiCo Inc.	3.500%	3/19/40	175	198
PepsiCo Inc.	2.625%	10/21/41	500	505
PepsiCo Inc.	3.600%	8/13/42	100	114
PepsiCo Inc.	4.450%	4/14/46	300	394
PepsiCo Inc.	3.450%	10/6/46	300	339
PepsiCo Inc.	4.000%	5/2/47	100	124
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
PepsiCo Inc.	3.375%	7/29/49	240	271
PepsiCo Inc.	2.875%	10/15/49	325	341
PepsiCo Inc.	3.875%	3/19/60	150	189
Philip Morris International Inc.	2.625%	3/6/23	100	102
Philip Morris International Inc.	1.125%	5/1/23	125	126
Philip Morris International Inc.	2.125%	5/10/23	95	96
Philip Morris International Inc.	3.600%	11/15/23	500	525
Philip Morris International Inc.	2.875%	5/1/24	220	229
Philip Morris International Inc.	3.250%	11/10/24	250	265
Philip Morris International Inc.	3.375%	8/11/25	150	159
Philip Morris International Inc.	2.750%	2/25/26	305	318
Philip Morris International Inc.	3.125%	3/2/28	100	106
Philip Morris International Inc.	3.375%	8/15/29	250	270
Philip Morris International Inc.	2.100%	5/1/30	150	147
Philip Morris International Inc.	1.750%	11/1/30	500	476
Philip Morris International Inc.	6.375%	5/16/38	200	282
Philip Morris International Inc.	4.375%	11/15/41	500	571
Philip Morris International Inc.	4.500%	3/20/42	125	145
Philip Morris International Inc.	3.875%	8/21/42	25	27
Philip Morris International Inc.	4.875%	11/15/43	155	188
Philip Morris International Inc.	4.250%	11/10/44	200	228
Procter & Gamble Co.	0.550%	10/29/25	300	293
Procter & Gamble Co.	2.800%	3/25/27	500	530
Procter & Gamble Co.	3.000%	3/25/30	500	543
Procter & Gamble Co.	1.200%	10/29/30	300	284
Procter & Gamble Co.	5.550%	3/5/37	150	214
Procter & Gamble Co.	3.550%	3/25/40	188	219
Procter & Gamble Co.	3.500%	10/25/47	169	204
Procter & Gamble Co.	3.600%	3/25/50	173	215
Reynolds American Inc.	4.450%	6/12/25	525	567
Reynolds American Inc.	5.700%	8/15/35	175	208
Reynolds American Inc.	7.250%	6/15/37	100	134
Reynolds American Inc.	6.150%	9/15/43	75	93
Reynolds American Inc.	5.850%	8/15/45	450	547
Sysco Corp.	3.750%	10/1/25	75	80
Sysco Corp.	3.300%	7/15/26	250	266
Sysco Corp.	3.250%	7/15/27	175	186
Sysco Corp.	2.400%	2/15/30	100	100
Sysco Corp.	5.950%	4/1/30	166	208
Sysco Corp.	6.600%	4/1/40	175	255
Sysco Corp.	4.850%	10/1/45	50	61
Sysco Corp.	4.500%	4/1/46	200	234
Sysco Corp.	4.450%	3/15/48	100	118
Sysco Corp.	3.300%	2/15/50	105	107
Sysco Corp.	6.600%	4/1/50	250	390
Sysco Corp.	3.150%	12/14/51	250	246
Target Corp.	3.500%	7/1/24	325	344
Target Corp.	2.250%	4/15/25	200	206
Target Corp.	2.500%	4/15/26	175	184
Target Corp.	3.375%	4/15/29	200	220
Target Corp.	2.650%	9/15/30	250	263
Target Corp.	6.500%	10/15/37	103	154
Target Corp.	7.000%	1/15/38	125	197
Target Corp.	3.900%	11/15/47	300	371
Tyson Foods Inc.	3.950%	8/15/24	600	638
Tyson Foods Inc.	4.000%	3/1/26	100	109
Tyson Foods Inc.	3.550%	6/2/27	275	296
Tyson Foods Inc.	4.350%	3/1/29	280	317
Tyson Foods Inc.	4.875%	8/15/34	100	122
Tyson Foods Inc.	5.150%	8/15/44	200	260
Tyson Foods Inc.	5.100%	9/28/48	275	370
Unilever Capital Corp.	3.250%	3/7/24	250	262
Unilever Capital Corp.	2.600%	5/5/24	450	466
Unilever Capital Corp.	3.375%	3/22/25	100	106
Unilever Capital Corp.	3.100%	7/30/25	225	239
Unilever Capital Corp.	2.000%	7/28/26	125	128
Unilever Capital Corp.	1.375%	9/14/30	300	284
Unilever Capital Corp.	1.750%	8/12/31	500	486
Unilever Capital Corp.	5.900%	11/15/32	200	269
Walgreens Boots Alliance Inc.	3.800%	11/18/24	375	399
Walgreens Boots Alliance Inc.	3.450%	6/1/26	325	346

31

Total Bond Market Index Portfolio
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Walgreens Boots Alliance Inc.	4.800%	11/18/44	275	332
Walmart Inc.	2.350%	12/15/22	800	813
Walmart Inc.	2.550%	4/11/23	150	153
Walmart Inc.	3.400%	6/26/23	250	260
Walmart Inc.	3.300%	4/22/24	250	262
Walmart Inc.	2.850%	7/8/24	275	288
Walmart Inc.	2.650%	12/15/24	200	209
Walmart Inc.	3.550%	6/26/25	309	333
Walmart Inc.	3.050%	7/8/26	250	268
Walmart Inc.	1.050%	9/17/26	100	99
Walmart Inc.	3.700%	6/26/28	450	505
Walmart Inc.	3.250%	7/8/29	300	331
Walmart Inc.	2.375%	9/24/29	175	182
Walmart Inc.	1.800%	9/22/31	100	99
Walmart Inc.	5.250%	9/1/35	192	261
Walmart Inc.	6.200%	4/15/38	315	480
Walmart Inc.	3.950%	6/28/38	275	331
Walmart Inc.	5.000%	10/25/40	100	135
Walmart Inc.	2.500%	9/22/41	100	101
Walmart Inc.	4.000%	4/11/43	274	335
Walmart Inc.	3.625%	12/15/47	265	314
Walmart Inc.	4.050%	6/29/48	375	476
Walmart Inc.	2.950%	9/24/49	400	429
Walmart Inc.	2.650%	9/22/51	200	204
				91,079
Energy (2.3%)
Baker Hughes a GE Co. LLC / Baker Hughes Co-Obligor Inc.	5.125%	9/15/40	175	220
Baker Hughes Holdings LLC / Baker Hughes Co-Obligor Inc.	2.773%	12/15/22	425	433
Baker Hughes Holdings LLC / Baker Hughes Co-Obligor Inc.	1.231%	12/15/23	200	201
Baker Hughes Holdings LLC / Baker Hughes Co-Obligor Inc.	2.061%	12/15/26	200	202
Baker Hughes Holdings LLC / Baker Hughes Co-Obligor Inc.	3.337%	12/15/27	200	213
Baker Hughes Holdings LLC / Baker Hughes Co-Obligor Inc.	3.138%	11/7/29	250	264
Baker Hughes Holdings LLC / Baker Hughes Co-Obligor Inc.	4.486%	5/1/30	200	230
Baker Hughes Holdings LLC / Baker Hughes Co-Obligor Inc.	4.080%	12/15/47	275	314
Boardwalk Pipelines LP	3.375%	2/1/23	100	102
Boardwalk Pipelines LP	4.950%	12/15/24	150	163
Boardwalk Pipelines LP	5.950%	6/1/26	200	229
Boardwalk Pipelines LP	4.450%	7/15/27	100	110
BP Capital Markets America Inc.	2.750%	5/10/23	300	308
BP Capital Markets America Inc.	3.194%	4/6/25	230	242
BP Capital Markets America Inc.	3.410%	2/11/26	100	107
BP Capital Markets America Inc.	3.119%	5/4/26	550	582
BP Capital Markets America Inc.	3.017%	1/16/27	400	422
BP Capital Markets America Inc.	4.234%	11/6/28	225	255
BP Capital Markets America Inc.	3.633%	4/6/30	350	386
BP Capital Markets America Inc.	3.060%	6/17/41	300	303
BP Capital Markets America Inc.	3.000%	2/24/50	450	443
BP Capital Markets America Inc.	2.772%	11/10/50	300	282
BP Capital Markets America Inc.	2.939%	6/4/51	500	483
BP Capital Markets America Inc.	3.001%	3/17/52	300	294
BP Capital Markets America Inc.	3.379%	2/8/61	400	413
BP Capital Markets plc	3.994%	9/26/23	200	211
BP Capital Markets plc	3.814%	2/10/24	400	422
BP Capital Markets plc	3.535%	11/4/24	68	72
BP Capital Markets plc	3.506%	3/17/25	200	213
BP Capital Markets plc	3.279%	9/19/27	200	215
Burlington Resources LLC	7.400%	12/1/31	175	251
Burlington Resources LLC	5.950%	10/15/36	200	271
Canadian Natural Resources Ltd.	2.950%	1/15/23	200	204
Canadian Natural Resources Ltd.	3.850%	6/1/27	500	538
Canadian Natural Resources Ltd.	2.950%	7/15/30	100	102
Canadian Natural Resources Ltd.	7.200%	1/15/32	150	200
Canadian Natural Resources Ltd.	6.450%	6/30/33	125	161
Canadian Natural Resources Ltd.	5.850%	2/1/35	100	125
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Canadian Natural Resources Ltd.	6.500%	2/15/37	150	198
	Canadian Natural Resources Ltd.	6.250%	3/15/38	300	395
	Canadian Natural Resources Ltd.	4.950%	6/1/47	140	174
	Cenovus Energy Inc.	5.375%	7/15/25	277	306
	Cenovus Energy Inc.	4.250%	4/15/27	200	218
	Cenovus Energy Inc.	4.400%	4/15/29	250	277
	Cenovus Energy Inc.	2.650%	1/15/32	100	98
	Cenovus Energy Inc.	5.250%	6/15/37	200	237
	Cenovus Energy Inc.	6.800%	9/15/37	50	68
	Cenovus Energy Inc.	6.750%	11/15/39	300	408
	Cenovus Energy Inc.	5.400%	6/15/47	200	249
	Cenovus Energy Inc.	3.750%	2/15/52	150	151
	Cheniere Corpus Christi Holdings LLC	7.000%	6/30/24	200	221
	Cheniere Corpus Christi Holdings LLC	5.875%	3/31/25	225	250
	Cheniere Corpus Christi Holdings LLC	5.125%	6/30/27	525	593
	Cheniere Corpus Christi Holdings LLC	3.700%	11/15/29	300	321
[5]	Cheniere Corpus Christi Holdings LLC	2.742%	12/31/39	100	98
	Chevron Corp.	2.355%	12/5/22	1,130	1,144
	Chevron Corp.	1.141%	5/11/23	300	302
	Chevron Corp.	3.191%	6/24/23	225	232
	Chevron Corp.	1.554%	5/11/25	300	303
	Chevron Corp.	2.236%	5/11/30	500	508
	Chevron USA Inc.	1.018%	8/12/27	500	483
	Chevron USA Inc.	3.850%	1/15/28	100	111
	Chevron USA Inc.	3.250%	10/15/29	200	217
	Chevron USA Inc.	5.250%	11/15/43	175	240
	Chevron USA Inc.	5.050%	11/15/44	250	329
	Chevron USA Inc.	2.343%	8/12/50	200	185
	CNOOC Finance 2013 Ltd.	4.250%	5/9/43	400	437
	CNOOC Finance 2013 Ltd.	3.300%	9/30/49	200	187
	CNOOC Finance 2015 USA LLC	3.750%	5/2/23	200	207
	CNOOC Finance 2015 USA LLC	4.375%	5/2/28	200	224
	CNOOC Petroleum North America ULC	5.875%	3/10/35	200	247
	CNOOC Petroleum North America ULC	6.400%	5/15/37	300	396
	Columbia Pipeline Group Inc.	4.500%	6/1/25	300	327
	Columbia Pipeline Group Inc.	5.800%	6/1/45	100	133
[5]	ConocoPhillips	3.750%	10/1/27	300	328
[5]	ConocoPhillips	4.300%	8/15/28	100	113
[5]	ConocoPhillips	2.400%	2/15/31	300	302
	ConocoPhillips	5.900%	10/15/32	450	590
	ConocoPhillips	5.900%	5/15/38	450	619
	ConocoPhillips	6.500%	2/1/39	200	291
[5]	ConocoPhillips	4.875%	10/1/47	200	264
	ConocoPhillips Co.	6.950%	4/15/29	350	460
	ConocoPhillips Co.	4.300%	11/15/44	275	331
	Continental Resources Inc.	4.375%	1/15/28	200	216
	Continental Resources Inc.	4.900%	6/1/44	50	56
[5]	Coterra Energy Inc.	4.375%	6/1/24	200	212
[5]	Coterra Energy Inc.	3.900%	5/15/27	200	215
	Devon Energy Corp.	5.250%	9/15/24	200	216
	Devon Energy Corp.	5.850%	12/15/25	100	114
	Devon Energy Corp.	5.250%	10/15/27	100	105
	Devon Energy Corp.	5.875%	6/15/28	130	141
	Devon Energy Corp.	4.500%	1/15/30	130	140
	Devon Energy Corp.	7.875%	9/30/31	160	226
	Devon Energy Corp.	7.950%	4/15/32	163	229
	Devon Energy Corp.	5.600%	7/15/41	300	378
	Devon Energy Corp.	5.000%	6/15/45	150	182
	Diamondback Energy Inc.	3.250%	12/1/26	100	106
	Diamondback Energy Inc.	3.500%	12/1/29	300	318
	Diamondback Energy Inc.	3.125%	3/24/31	200	206
	Diamondback Energy Inc.	4.400%	3/24/51	200	230
[5]	Eastern Gas Transmission & Storage Inc.	3.600%	12/15/24	66	70

32

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[5]	Eastern Gas Transmission & Storage Inc.	3.000%	11/15/29	100	103
[5]	Eastern Gas Transmission & Storage Inc.	4.600%	12/15/44	200	238
	Enable Midstream Partners LP	3.900%	5/15/24	150	157
	Enable Midstream Partners LP	4.400%	3/15/27	150	162
	Enable Midstream Partners LP	4.950%	5/15/28	200	222
	Enable Midstream Partners LP	4.150%	9/15/29	200	215
	Enable Midstream Partners LP	5.000%	5/15/44	100	108
	Enbridge Energy Partners LP	5.875%	10/15/25	150	171
	Enbridge Energy Partners LP	7.500%	4/15/38	150	225
	Enbridge Energy Partners LP	5.500%	9/15/40	125	160
	Enbridge Energy Partners LP	7.375%	10/15/45	125	195
	Enbridge Inc.	0.550%	10/4/23	200	199
	Enbridge Inc.	2.500%	1/15/25	100	103
	Enbridge Inc.	1.600%	10/4/26	200	197
	Enbridge Inc.	3.700%	7/15/27	150	162
	Enbridge Inc.	3.125%	11/15/29	200	210
	Enbridge Inc.	2.500%	8/1/33	200	197
	Enbridge Inc.	4.500%	6/10/44	100	117
	Enbridge Inc.	4.000%	11/15/49	100	112
	Enbridge Inc.	3.400%	8/1/51	400	408
	Energy Transfer LP	3.600%	2/1/23	450	459
	Energy Transfer LP	4.250%	3/15/23	400	412
	Energy Transfer LP	4.050%	3/15/25	1,000	1,059
	Energy Transfer LP	4.750%	1/15/26	500	547
	Energy Transfer LP	5.500%	6/1/27	300	343
	Energy Transfer LP	5.250%	4/15/29	425	488
	Energy Transfer LP	3.750%	5/15/30	450	478
	Energy Transfer LP	4.950%	1/15/43	175	191
	Energy Transfer LP	5.300%	4/1/44	300	344
	Energy Transfer LP	5.300%	4/15/47	200	230
	Energy Transfer LP	5.400%	10/1/47	275	324
	Energy Transfer LP / Regency Energy Finance Corp.	4.500%	11/1/23	100	105
	Energy Transfer Operating LP	6.625%	10/15/36	150	191
	Energy Transfer Operating LP	5.800%	6/15/38	150	182
	Energy Transfer Operating LP	6.050%	6/1/41	100	123
	Energy Transfer Operating LP	6.500%	2/1/42	275	353
	Energy Transfer Operating LP	5.150%	3/15/45	150	170
	Energy Transfer Operating LP	6.125%	12/15/45	200	250
	Energy Transfer Operating LP	6.000%	6/15/48	300	375
	Energy Transfer Operating LP	6.250%	4/15/49	320	418
	Energy Transfer Operating LP	5.000%	5/15/50	500	576
	Enterprise Products Operating LLC	3.350%	3/15/23	425	435
	Enterprise Products Operating LLC	3.900%	2/15/24	175	184
	Enterprise Products Operating LLC	3.750%	2/15/25	150	160
	Enterprise Products Operating LLC	3.700%	2/15/26	150	161
	Enterprise Products Operating LLC	3.950%	2/15/27	100	109
	Enterprise Products Operating LLC	3.125%	7/31/29	400	425
	Enterprise Products Operating LLC	2.800%	1/31/30	300	313
	Enterprise Products Operating LLC	6.875%	3/1/33	175	237
	Enterprise Products Operating LLC	7.550%	4/15/38	150	222
	Enterprise Products Operating LLC	6.125%	10/15/39	300	408
	Enterprise Products Operating LLC	5.950%	2/1/41	175	233
	Enterprise Products Operating LLC	4.450%	2/15/43	300	344
	Enterprise Products Operating LLC	4.850%	3/15/44	520	626
	Enterprise Products Operating LLC	4.900%	5/15/46	425	517
	Enterprise Products Operating LLC	4.250%	2/15/48	300	342
	Enterprise Products Operating LLC	4.200%	1/31/50	350	396
	Enterprise Products Operating LLC	3.700%	1/31/51	300	316
	Enterprise Products Operating LLC	3.200%	2/15/52	300	295
	Enterprise Products Operating LLC	3.300%	2/15/53	200	199
	Enterprise Products Operating LLC	3.950%	1/31/60	200	216
	Enterprise Products Operating LLC	5.250%	8/16/77	100	102
	Enterprise Products Operating LLC	5.375%	2/15/78	200	201
	EOG Resources Inc.	2.625%	3/15/23	450	458
	EOG Resources Inc.	4.150%	1/15/26	150	164
	EOG Resources Inc.	4.375%	4/15/30	200	231
	EOG Resources Inc.	4.950%	4/15/50	200	272
	Equinor ASA	2.450%	1/17/23	450	458
	Equinor ASA	2.650%	1/15/24	375	387
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Equinor ASA	3.700%	3/1/24	150	159
	Equinor ASA	3.250%	11/10/24	150	158
	Equinor ASA	1.750%	1/22/26	479	483
	Equinor ASA	7.250%	9/23/27	250	321
	Equinor ASA	3.625%	9/10/28	175	193
	Equinor ASA	2.375%	5/22/30	400	407
	Equinor ASA	5.100%	8/17/40	125	164
	Equinor ASA	4.250%	11/23/41	175	211
	Equinor ASA	3.950%	5/15/43	125	146
	Equinor ASA	4.800%	11/8/43	175	227
	Equinor ASA	3.250%	11/18/49	225	239
	Equinor ASA	3.700%	4/6/50	405	465
	Exxon Mobil Corp.	1.571%	4/15/23	950	961
	Exxon Mobil Corp.	2.992%	3/19/25	950	999
	Exxon Mobil Corp.	3.043%	3/1/26	300	318
	Exxon Mobil Corp.	2.275%	8/16/26	600	620
	Exxon Mobil Corp.	2.440%	8/16/29	250	256
	Exxon Mobil Corp.	3.482%	3/19/30	375	412
	Exxon Mobil Corp.	2.610%	10/15/30	650	675
	Exxon Mobil Corp.	2.995%	8/16/39	300	307
	Exxon Mobil Corp.	4.227%	3/19/40	400	472
	Exxon Mobil Corp.	3.567%	3/6/45	235	258
	Exxon Mobil Corp.	4.114%	3/1/46	400	468
	Exxon Mobil Corp.	4.327%	3/19/50	825	1,015
	Exxon Mobil Corp.	3.452%	4/15/51	600	651
	Halliburton Co.	3.500%	8/1/23	112	116
	Halliburton Co.	3.800%	11/15/25	22	24
	Halliburton Co.	2.920%	3/1/30	200	207
	Halliburton Co.	4.850%	11/15/35	200	237
	Halliburton Co.	6.700%	9/15/38	345	475
	Halliburton Co.	4.500%	11/15/41	100	111
	Halliburton Co.	4.750%	8/1/43	150	173
	Halliburton Co.	5.000%	11/15/45	500	603
[5]	Helmerich & Payne Inc.	2.900%	9/29/31	100	99
	Hess Corp.	3.500%	7/15/24	100	104
	Hess Corp.	4.300%	4/1/27	250	273
	Hess Corp.	7.125%	3/15/33	100	133
	Hess Corp.	5.600%	2/15/41	550	679
	HollyFrontier Corp.	5.875%	4/1/26	200	224
	Kinder Morgan Energy Partners LP	3.500%	9/1/23	250	259
	Kinder Morgan Energy Partners LP	4.300%	5/1/24	500	531
	Kinder Morgan Energy Partners LP	5.800%	3/15/35	50	63
	Kinder Morgan Energy Partners LP	6.500%	2/1/37	250	333
	Kinder Morgan Energy Partners LP	6.950%	1/15/38	50	69
	Kinder Morgan Energy Partners LP	6.500%	9/1/39	200	267
	Kinder Morgan Energy Partners LP	6.550%	9/15/40	250	336
	Kinder Morgan Energy Partners LP	5.625%	9/1/41	50	62
	Kinder Morgan Energy Partners LP	4.700%	11/1/42	475	535
	Kinder Morgan Energy Partners LP	5.000%	3/1/43	75	87
	Kinder Morgan Inc.	3.150%	1/15/23	200	205
	Kinder Morgan Inc.	4.300%	6/1/25	300	325
	Kinder Morgan Inc.	1.750%	11/15/26	200	200
	Kinder Morgan Inc.	4.300%	3/1/28	500	557
	Kinder Morgan Inc.	7.800%	8/1/31	290	412
	Kinder Morgan Inc.	7.750%	1/15/32	265	373
	Kinder Morgan Inc.	5.300%	12/1/34	175	211
	Kinder Morgan Inc.	5.550%	6/1/45	200	253
	Kinder Morgan Inc.	5.050%	2/15/46	350	419
	Kinder Morgan Inc.	3.250%	8/1/50	400	381
	Kinder Morgan Inc.	3.600%	2/15/51	200	202
	Magellan Midstream Partners LP	3.250%	6/1/30	200	210
	Magellan Midstream Partners LP	5.150%	10/15/43	125	151
	Magellan Midstream Partners LP	4.250%	9/15/46	200	222
	Magellan Midstream Partners LP	4.200%	10/3/47	150	164
	Magellan Midstream Partners LP	4.850%	2/1/49	100	120
	Marathon Oil Corp.	4.400%	7/15/27	200	219
	Marathon Oil Corp.	6.800%	3/15/32	400	516
	Marathon Oil Corp.	5.200%	6/1/45	100	120
	Marathon Petroleum Corp.	4.700%	5/1/25	300	328
	Marathon Petroleum Corp.	5.125%	12/15/26	200	228
	Marathon Petroleum Corp.	6.500%	3/1/41	300	414

33

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Marathon Petroleum Corp.	4.500%	4/1/48	360	410
	MPLX LP	3.375%	3/15/23	100	103
	MPLX LP	4.500%	7/15/23	200	208
	MPLX LP	4.875%	12/1/24	400	435
	MPLX LP	4.875%	6/1/25	283	310
	MPLX LP	4.125%	3/1/27	300	328
	MPLX LP	4.250%	12/1/27	400	443
	MPLX LP	4.000%	3/15/28	400	435
	MPLX LP	2.650%	8/15/30	500	499
	MPLX LP	4.500%	4/15/38	400	450
	MPLX LP	4.700%	4/15/48	525	611
	MPLX LP	5.500%	2/15/49	455	582
	Newfield Exploration Co.	5.375%	1/1/26	100	111
	NOV Inc.	3.600%	12/1/29	200	210
	NOV Inc.	3.950%	12/1/42	125	123
	ONEOK Inc.	7.500%	9/1/23	100	109
	ONEOK Inc.	2.750%	9/1/24	100	103
	ONEOK Inc.	2.200%	9/15/25	425	430
	ONEOK Inc.	4.550%	7/15/28	200	221
	ONEOK Inc.	4.350%	3/15/29	100	110
	ONEOK Inc.	3.400%	9/1/29	245	254
	ONEOK Inc.	3.100%	3/15/30	200	204
	ONEOK Inc.	4.950%	7/13/47	200	233
	ONEOK Inc.	4.450%	9/1/49	150	166
	ONEOK Inc.	4.500%	3/15/50	300	333
	ONEOK Partners LP	6.650%	10/1/36	300	394
	ONEOK Partners LP	6.125%	2/1/41	150	190
	Ovintiv Exploration Inc.	5.625%	7/1/24	50	55
	Ovintiv Inc.	7.375%	11/1/31	50	66
	Ovintiv Inc.	6.500%	8/15/34	150	193
	Ovintiv Inc.	6.625%	8/15/37	200	261
	Ovintiv Inc.	6.500%	2/1/38	100	129
[2]	Petroleos Mexicanos	2.378%	4/15/25	18	17
	Phillips 66	3.700%	4/6/23	100	103
	Phillips 66	3.850%	4/9/25	300	320
	Phillips 66	2.150%	12/15/30	400	385
	Phillips 66	4.650%	11/15/34	500	587
	Phillips 66	4.875%	11/15/44	500	632
	Phillips 66	3.300%	3/15/52	200	201
	Phillips 66 Partners LP	2.450%	12/15/24	50	51
	Phillips 66 Partners LP	3.605%	2/15/25	250	264
	Phillips 66 Partners LP	3.750%	3/1/28	50	54
	Phillips 66 Partners LP	3.150%	12/15/29	100	104
	Phillips 66 Partners LP	4.680%	2/15/45	245	287
	Pioneer Natural Resources Co.	4.450%	1/15/26	225	246
	Pioneer Natural Resources Co.	1.900%	8/15/30	300	285
	Pioneer Natural Resources Co.	2.150%	1/15/31	200	193
	Plains All American Pipeline LP / PAA Finance Corp.	2.850%	1/31/23	289	293
	Plains All American Pipeline LP / PAA Finance Corp.	3.600%	11/1/24	600	628
	Plains All American Pipeline LP / PAA Finance Corp.	4.500%	12/15/26	100	110
	Plains All American Pipeline LP / PAA Finance Corp.	3.550%	12/15/29	275	286
	Plains All American Pipeline LP / PAA Finance Corp.	3.800%	9/15/30	200	211
	Plains All American Pipeline LP / PAA Finance Corp.	6.650%	1/15/37	100	130
	Plains All American Pipeline LP / PAA Finance Corp.	4.700%	6/15/44	200	213
	Sabine Pass Liquefaction LLC	5.625%	4/15/23	350	366
	Sabine Pass Liquefaction LLC	5.750%	5/15/24	400	435
	Sabine Pass Liquefaction LLC	5.625%	3/1/25	400	444
	Sabine Pass Liquefaction LLC	5.875%	6/30/26	450	516
	Sabine Pass Liquefaction LLC	5.000%	3/15/27	250	281
	Sabine Pass Liquefaction LLC	4.200%	3/15/28	300	329
	Sabine Pass Liquefaction LLC	4.500%	5/15/30	300	339
	Schlumberger Investment SA	3.650%	12/1/23	325	340
	Schlumberger Investment SA	2.650%	6/26/30	300	307
	Shell International Finance BV	0.375%	9/15/23	500	497
	Shell International Finance BV	3.250%	5/11/25	200	213
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Shell International Finance BV	2.875%	5/10/26	500	532
Shell International Finance BV	2.500%	9/12/26	900	942
Shell International Finance BV	3.875%	11/13/28	100	112
Shell International Finance BV	2.375%	11/7/29	550	563
Shell International Finance BV	2.750%	4/6/30	500	523
Shell International Finance BV	4.125%	5/11/35	300	351
Shell International Finance BV	6.375%	12/15/38	475	695
Shell International Finance BV	5.500%	3/25/40	175	238
Shell International Finance BV	2.875%	11/26/41	200	201
Shell International Finance BV	4.550%	8/12/43	300	375
Shell International Finance BV	4.375%	5/11/45	630	768
Shell International Finance BV	4.000%	5/10/46	700	816
Shell International Finance BV	3.125%	11/7/49	500	516
Shell International Finance BV	3.000%	11/26/51	200	203
Spectra Energy Partners LP	4.750%	3/15/24	500	533
Spectra Energy Partners LP	3.500%	3/15/25	138	146
Spectra Energy Partners LP	3.375%	10/15/26	205	218
Spectra Energy Partners LP	4.500%	3/15/45	325	374
Suncor Energy Inc.	2.800%	5/15/23	300	307
Suncor Energy Inc.	3.100%	5/15/25	100	105
Suncor Energy Inc.	5.950%	12/1/34	125	162
Suncor Energy Inc.	6.800%	5/15/38	225	316
Suncor Energy Inc.	6.500%	6/15/38	400	548
Suncor Energy Inc.	4.000%	11/15/47	200	224
Suncor Energy Inc.	3.750%	3/4/51	200	217
TC PipeLines LP	3.900%	5/25/27	50	55
Total Capital International SA	2.986%	6/29/41	200	203
Total Capital International SA	3.461%	7/12/49	200	217
Total Capital International SA	3.127%	5/29/50	400	411
Total Capital International SA	3.386%	6/29/60	200	213
TotalEnergies Capital Canada Ltd.	2.750%	7/15/23	125	129
TotalEnergies Capital International SA	3.700%	1/15/24	525	554
TotalEnergies Capital International SA	2.434%	1/10/25	175	181
TotalEnergies Capital International SA	3.455%	2/19/29	325	353
TotalEnergies Capital International SA	2.829%	1/10/30	300	315
TransCanada PipeLines Ltd.	1.000%	10/12/24	200	199
TransCanada PipeLines Ltd.	4.250%	5/15/28	250	279
TransCanada PipeLines Ltd.	4.100%	4/15/30	400	446
TransCanada PipeLines Ltd.	2.500%	10/12/31	200	199
TransCanada PipeLines Ltd.	4.625%	3/1/34	400	471
TransCanada PipeLines Ltd.	5.600%	3/31/34	150	188
TransCanada PipeLines Ltd.	5.850%	3/15/36	300	390
TransCanada PipeLines Ltd.	6.200%	10/15/37	400	545
TransCanada PipeLines Ltd.	4.750%	5/15/38	300	358
TransCanada PipeLines Ltd.	6.100%	6/1/40	200	278
TransCanada PipeLines Ltd.	4.875%	5/15/48	300	383
Transcontinental Gas Pipe Line Co. LLC	4.000%	3/15/28	100	110
Transcontinental Gas Pipe Line Co. LLC	3.250%	5/15/30	200	211
Transcontinental Gas Pipe Line Co. LLC	4.600%	3/15/48	100	121
Transcontinental Gas Pipe Line Co. LLC	3.950%	5/15/50	200	225
Valero Energy Corp.	4.350%	6/1/28	200	221
Valero Energy Corp.	2.800%	12/1/31	200	199
Valero Energy Corp.	7.500%	4/15/32	400	551
Valero Energy Corp.	6.625%	6/15/37	300	406
Valero Energy Corp.	4.900%	3/15/45	150	178
Valero Energy Corp.	3.650%	12/1/51	200	199
Valero Energy Partners LP	4.375%	12/15/26	52	57
Valero Energy Partners LP	4.500%	3/15/28	75	83
Williams Cos. Inc.	3.700%	1/15/23	200	204
Williams Cos. Inc.	4.550%	6/24/24	400	429
Williams Cos. Inc.	3.900%	1/15/25	681	726
Williams Cos. Inc.	3.750%	6/15/27	300	324
Williams Cos. Inc.	3.500%	11/15/30	300	320
Williams Cos. Inc.	2.600%	3/15/31	200	199

34

Total Bond Market Index Portfolio
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Williams Cos. Inc.	6.300%	4/15/40	100	135
Williams Cos. Inc.	5.800%	11/15/43	100	131
Williams Cos. Inc.	5.400%	3/4/44	400	496
Williams Cos. Inc.	5.750%	6/24/44	100	130
Williams Cos. Inc.	5.100%	9/15/45	200	247
Williams Cos. Inc.	4.850%	3/1/48	150	183
Williams Cos. Inc.	3.500%	10/15/51	200	203
				110,839
Financials (7.7%)
ACE Capital Trust II	9.700%	4/1/30	50	73
Aegon NV	5.500%	4/11/48	200	229
AerCap Ireland Capital DAC / AerCap Global Aviation Trust	3.300%	1/23/23	125	128
AerCap Ireland Capital DAC / AerCap Global Aviation Trust	4.500%	9/15/23	150	157
AerCap Ireland Capital DAC / AerCap Global Aviation Trust	1.150%	10/29/23	350	349
AerCap Ireland Capital DAC / AerCap Global Aviation Trust	1.650%	10/29/24	500	499
AerCap Ireland Capital DAC / AerCap Global Aviation Trust	6.500%	7/15/25	250	286
AerCap Ireland Capital DAC / AerCap Global Aviation Trust	4.450%	10/1/25	125	135
AerCap Ireland Capital DAC / AerCap Global Aviation Trust	2.450%	10/29/26	750	756
AerCap Ireland Capital DAC / AerCap Global Aviation Trust	3.650%	7/21/27	300	317
AerCap Ireland Capital DAC / AerCap Global Aviation Trust	4.625%	10/15/27	500	552
AerCap Ireland Capital DAC / AerCap Global Aviation Trust	3.875%	1/23/28	300	319
AerCap Ireland Capital DAC / AerCap Global Aviation Trust	3.000%	10/29/28	750	761
AerCap Ireland Capital DAC / AerCap Global Aviation Trust	3.300%	1/30/32	750	765
AerCap Ireland Capital DAC / AerCap Global Aviation Trust	3.400%	10/29/33	500	509
AerCap Ireland Capital DAC / AerCap Global Aviation Trust	3.850%	10/29/41	750	778
Affiliated Managers Group Inc.	4.250%	2/15/24	100	106
Affiliated Managers Group Inc.	3.500%	8/1/25	125	133
Affiliated Managers Group Inc.	3.300%	6/15/30	500	529
Aflac Inc.	3.625%	11/15/24	125	134
Aflac Inc.	3.250%	3/17/25	125	132
Aflac Inc.	2.875%	10/15/26	75	79
Aflac Inc.	3.600%	4/1/30	225	248
Aflac Inc.	4.000%	10/15/46	50	59
Aflac Inc.	4.750%	1/15/49	235	313
Air Lease Corp.	2.250%	1/15/23	100	101
Air Lease Corp.	2.750%	1/15/23	100	102
Air Lease Corp.	3.875%	7/3/23	100	104
Air Lease Corp.	4.250%	2/1/24	200	211
Air Lease Corp.	4.250%	9/15/24	75	80
Air Lease Corp.	2.300%	2/1/25	200	203
Air Lease Corp.	3.250%	3/1/25	150	156
Air Lease Corp.	3.375%	7/1/25	250	261
Air Lease Corp.	3.625%	4/1/27	75	79
Air Lease Corp.	3.625%	12/1/27	200	212
Air Lease Corp.	2.100%	9/1/28	500	484
Air Lease Corp.	4.625%	10/1/28	100	110
Air Lease Corp.	3.250%	10/1/29	100	103
Air Lease Corp.	3.000%	2/1/30	225	226
Air Lease Corp.	3.125%	12/1/30	750	766
Aircastle Ltd.	4.400%	9/25/23	125	131
Aircastle Ltd.	4.125%	5/1/24	400	418
Aircastle Ltd.	4.250%	6/15/26	100	107
Alleghany Corp.	3.625%	5/15/30	100	108
Alleghany Corp.	4.900%	9/15/44	100	126
Alleghany Corp.	3.250%	8/15/51	500	497
Allied World Assurance Co. Holdings Ltd.	4.350%	10/29/25	75	80
Allstate Corp.	3.150%	6/15/23	100	103
Allstate Corp.	1.450%	12/15/30	500	473
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Allstate Corp.	5.550%	5/9/35	75	99
	Allstate Corp.	4.500%	6/15/43	125	153
	Allstate Corp.	4.200%	12/15/46	200	241
	Allstate Corp.	3.850%	8/10/49	100	117
	Allstate Corp.	5.750%	8/15/53	75	78
	Allstate Corp.	6.500%	5/15/67	100	131
	Ally Financial Inc.	1.450%	10/2/23	1,000	1,003
	Ally Financial Inc.	3.875%	5/21/24	150	158
	Ally Financial Inc.	5.125%	9/30/24	135	148
	Ally Financial Inc.	2.200%	11/2/28	450	447
	Ally Financial Inc.	8.000%	11/1/31	400	566
	American Express Co.	2.650%	12/2/22	225	229
	American Express Co.	3.400%	2/27/23	300	309
	American Express Co.	3.700%	8/3/23	325	339
	American Express Co.	0.750%	11/3/23	525	524
	American Express Co.	3.400%	2/22/24	225	236
	American Express Co.	3.000%	10/30/24	200	210
	American Express Co.	3.625%	12/5/24	241	258
	American Express Co.	4.200%	11/6/25	150	165
	American Express Co.	3.125%	5/20/26	250	265
	American Express Co.	1.650%	11/4/26	525	526
[5]	American Express Co.	3.300%	5/3/27	350	375
	American Express Co.	4.050%	12/3/42	67	80
	American Financial Group Inc.	3.500%	8/15/26	50	53
	American Financial Group Inc.	5.250%	4/2/30	150	179
	American Financial Group Inc.	4.500%	6/15/47	110	131
	American International Group Inc.	4.125%	2/15/24	70	74
	American International Group Inc.	3.750%	7/10/25	85	91
	American International Group Inc.	3.900%	4/1/26	900	977
	American International Group Inc.	4.200%	4/1/28	200	224
	American International Group Inc.	4.250%	3/15/29	50	57
	American International Group Inc.	3.400%	6/30/30	240	260
	American International Group Inc.	3.875%	1/15/35	200	222
	American International Group Inc.	4.700%	7/10/35	75	90
	American International Group Inc.	6.250%	5/1/36	475	658
	American International Group Inc.	4.500%	7/16/44	500	616
	American International Group Inc.	4.750%	4/1/48	200	256
	American International Group Inc.	5.750%	4/1/48	125	141
	American International Group Inc.	4.375%	1/15/55	355	437
	American International Group Inc.	8.175%	5/15/68	95	140
	Ameriprise Financial Inc.	4.000%	10/15/23	250	263
	Ameriprise Financial Inc.	3.700%	10/15/24	187	200
	Ameriprise Financial Inc.	3.000%	4/2/25	20	21
	Ameriprise Financial Inc.	2.875%	9/15/26	100	105
	Aon Corp.	8.205%	1/1/27	25	31
	Aon Corp.	4.500%	12/15/28	100	114
	Aon Corp.	3.750%	5/2/29	90	99
	Aon Corp.	2.800%	5/15/30	405	417
	Aon Corp.	6.250%	9/30/40	100	144
	Aon plc	3.500%	6/14/24	250	263
	Aon plc	3.875%	12/15/25	125	135
	Aon plc	4.600%	6/14/44	175	216
	Aon plc	4.750%	5/15/45	100	125
	Arch Capital Finance LLC	4.011%	12/15/26	100	110
	Arch Capital Finance LLC	5.031%	12/15/46	100	130
	Arch Capital Group Ltd.	7.350%	5/1/34	50	72
	Arch Capital Group Ltd.	3.635%	6/30/50	200	214
	Arch Capital Group US Inc.	5.144%	11/1/43	50	65
	Ares Capital Corp.	3.500%	2/10/23	250	256
	Ares Capital Corp.	4.200%	6/10/24	200	211
	Ares Capital Corp.	4.250%	3/1/25	105	111
	Ares Capital Corp.	3.250%	7/15/25	115	119
	Ares Capital Corp.	2.150%	7/15/26	500	494
	Aspen Insurance Holdings Ltd.	4.650%	11/15/23	175	186
	Assurant Inc.	4.200%	9/27/23	100	105
	Assurant Inc.	4.900%	3/27/28	100	114
	Assurant Inc.	6.750%	2/15/34	9	12
	Assured Guaranty US Holdings Inc.	5.000%	7/1/24	49	53
	Athene Holding Ltd.	4.125%	1/12/28	200	219
	Athene Holding Ltd.	6.150%	4/3/30	210	260
	Athene Holding Ltd.	3.500%	1/15/31	500	528

35

Total Bond Market Index Portfolio
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Athene Holding Ltd.	3.950%	5/25/51	200	219
Australia & New Zealand Banking Group Ltd.	3.700%	11/16/25	250	272
AXA SA	8.600%	12/15/30	225	326
AXIS Specialty Finance LLC	3.900%	7/15/29	50	55
AXIS Specialty Finance LLC	4.900%	1/15/40	50	52
AXIS Specialty Finance plc	4.000%	12/6/27	550	599
Banco Santander SA	3.848%	4/12/23	200	207
Banco Santander SA	5.179%	11/19/25	250	278
Banco Santander SA	1.849%	3/25/26	1,000	994
Banco Santander SA	4.250%	4/11/27	600	660
Banco Santander SA	3.800%	2/23/28	200	217
Banco Santander SA	4.379%	4/12/28	200	224
Banco Santander SA	2.958%	3/25/31	600	612
Bank of America Corp.	3.300%	1/11/23	600	616
Bank of America Corp.	4.100%	7/24/23	300	315
Bank of America Corp.	3.004%	12/20/23	2,846	2,905
Bank of America Corp.	3.550%	3/5/24	690	711
Bank of America Corp.	0.523%	6/14/24	1,000	993
Bank of America Corp.	3.864%	7/23/24	125	130
Bank of America Corp.	4.200%	8/26/24	650	697
Bank of America Corp.	0.810%	10/24/24	500	497
Bank of America Corp.	4.000%	1/22/25	755	807
Bank of America Corp.	3.950%	4/21/25	500	535
Bank of America Corp.	0.976%	4/22/25	500	496
Bank of America Corp.	3.093%	10/1/25	350	364
Bank of America Corp.	2.456%	10/22/25	300	308
Bank of America Corp.	1.530%	12/6/25	1,225	1,228
Bank of America Corp.	3.366%	1/23/26	300	316
Bank of America Corp.	2.015%	2/13/26	1,000	1,013
Bank of America Corp.	4.450%	3/3/26	475	523
Bank of America Corp.	3.500%	4/19/26	320	345
Bank of America Corp.	1.319%	6/19/26	500	495
Bank of America Corp.	6.220%	9/15/26	1,154	1,366
Bank of America Corp.	4.250%	10/22/26	725	800
Bank of America Corp.	1.197%	10/24/26	500	490
Bank of America Corp.	3.559%	4/23/27	750	802
Bank of America Corp.	1.734%	7/22/27	500	496
Bank of America Corp.	3.248%	10/21/27	750	800
Bank of America Corp.	4.183%	11/25/27	560	613
Bank of America Corp.	3.824%	1/20/28	425	461
Bank of America Corp.	3.705%	4/24/28	350	380
Bank of America Corp.	3.593%	7/21/28	800	861
Bank of America Corp.	3.419%	12/20/28	1,334	1,426
Bank of America Corp.	3.970%	3/5/29	225	246
Bank of America Corp.	2.087%	6/14/29	1,500	1,491
Bank of America Corp.	4.271%	7/23/29	575	641
Bank of America Corp.	3.974%	2/7/30	150	165
Bank of America Corp.	3.194%	7/23/30	1,125	1,186
Bank of America Corp.	2.884%	10/22/30	300	310
Bank of America Corp.	2.496%	2/13/31	750	753
Bank of America Corp.	2.592%	4/29/31	2,000	2,019
Bank of America Corp.	2.687%	4/22/32	500	508
Bank of America Corp.	2.572%	10/20/32	1,500	1,507
Bank of America Corp.	6.110%	1/29/37	335	451
Bank of America Corp.	4.244%	4/24/38	300	351
Bank of America Corp.	7.750%	5/14/38	340	533
Bank of America Corp.	4.078%	4/23/40	550	631
Bank of America Corp.	2.676%	6/19/41	1,000	961
Bank of America Corp.	5.875%	2/7/42	300	425
Bank of America Corp.	3.311%	4/22/42	500	525
Bank of America Corp.	5.000%	1/21/44	750	986
Bank of America Corp.	4.875%	4/1/44	300	391
Bank of America Corp.	4.750%	4/21/45	100	125
Bank of America Corp.	4.443%	1/20/48	100	124
Bank of America Corp.	4.330%	3/15/50	250	309
Bank of America Corp.	4.083%	3/20/51	1,500	1,803
Bank of America Corp.	2.831%	10/24/51	500	490
Bank of America Corp.	3.483%	3/13/52	500	551
Bank of America Corp.	2.972%	7/21/52	400	402
Bank of America NA	6.000%	10/15/36	250	342
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Bank of Montreal	0.450%	12/8/23	500	495
	Bank of Montreal	3.300%	2/5/24	300	314
	Bank of Montreal	2.500%	6/28/24	200	206
	Bank of Montreal	0.625%	7/9/24	200	197
	Bank of Montreal	1.850%	5/1/25	457	464
	Bank of Montreal	4.338%	10/5/28	100	105
	Bank of Montreal	3.803%	12/15/32	500	535
	Bank of New York Mellon Corp.	2.950%	1/29/23	195	199
	Bank of New York Mellon Corp.	3.500%	4/28/23	225	233
	Bank of New York Mellon Corp.	3.450%	8/11/23	125	130
	Bank of New York Mellon Corp.	2.200%	8/16/23	225	230
	Bank of New York Mellon Corp.	3.250%	9/11/24	150	158
	Bank of New York Mellon Corp.	2.100%	10/24/24	225	231
	Bank of New York Mellon Corp.	3.000%	2/24/25	547	575
	Bank of New York Mellon Corp.	2.800%	5/4/26	576	605
	Bank of New York Mellon Corp.	2.450%	8/17/26	408	424
	Bank of New York Mellon Corp.	3.250%	5/16/27	150	162
	Bank of New York Mellon Corp.	3.442%	2/7/28	150	162
	Bank of New York Mellon Corp.	3.000%	10/30/28	200	212
	Bank of New York Mellon Corp.	3.300%	8/23/29	100	108
	Bank of Nova Scotia	2.375%	1/18/23	50	51
	Bank of Nova Scotia	1.950%	2/1/23	875	887
	Bank of Nova Scotia	3.400%	2/11/24	200	210
	Bank of Nova Scotia	2.200%	2/3/25	1,875	1,920
	Bank of Nova Scotia	4.500%	12/16/25	300	330
	Bank of Nova Scotia	2.700%	8/3/26	100	104
	Bank of Nova Scotia	1.300%	9/15/26	500	491
	Barclays plc	3.684%	1/10/23	100	100
	Barclays plc	4.338%	5/16/24	1,000	1,042
	Barclays plc	3.650%	3/16/25	350	370
	Barclays plc	3.932%	5/7/25	200	210
	Barclays plc	4.375%	1/12/26	300	328
	Barclays plc	2.852%	5/7/26	300	309
	Barclays plc	5.200%	5/12/26	610	683
	Barclays plc	4.337%	1/10/28	200	219
	Barclays plc	4.836%	5/9/28	400	440
	Barclays plc	4.972%	5/16/29	500	572
	Barclays plc	5.088%	6/20/30	345	391
	Barclays plc	2.645%	6/24/31	400	399
	Barclays plc	5.250%	8/17/45	250	332
	Barclays plc	4.950%	1/10/47	200	259
	Berkshire Hathaway Finance Corp.	5.750%	1/15/40	140	199
	Berkshire Hathaway Finance Corp.	4.400%	5/15/42	195	239
	Berkshire Hathaway Finance Corp.	4.200%	8/15/48	1,000	1,214
	Berkshire Hathaway Finance Corp.	4.250%	1/15/49	230	282
	Berkshire Hathaway Finance Corp.	2.850%	10/15/50	675	667
	Berkshire Hathaway Inc.	3.000%	2/11/23	75	77
	Berkshire Hathaway Inc.	2.750%	3/15/23	300	307
	Berkshire Hathaway Inc.	3.125%	3/15/26	725	775
	BGC Partners Inc.	3.750%	10/1/24	105	109
	BlackRock Inc.	3.200%	3/15/27	100	108
	BlackRock Inc.	3.250%	4/30/29	90	98
	BlackRock Inc.	2.400%	4/30/30	380	390
	BlackRock Inc.	2.100%	2/25/32	600	595
[5]	Blackstone Private Credit Fund	2.625%	12/15/26	300	293
[5]	Blackstone Private Credit Fund	3.250%	3/15/27	200	200
	Blackstone Secured Lending Fund	2.750%	9/16/26	500	500
[5]	BNP Paribas SA	3.052%	1/13/31	50	52
[5]	BPCE SA	3.000%	5/22/22	250	252
	BPCE SA	4.000%	4/15/24	325	346
	BPCE SA	3.375%	12/2/26	250	268
	Brighthouse Financial Inc.	4.700%	6/22/47	173	190
	Brookfield Asset Management Inc.	4.000%	1/15/25	157	168
	Brookfield Finance Inc.	4.000%	4/1/24	175	185
	Brookfield Finance Inc.	4.250%	6/2/26	50	55
	Brookfield Finance Inc.	3.900%	1/25/28	125	137
	Brookfield Finance Inc.	4.850%	3/29/29	150	173
	Brookfield Finance Inc.	4.350%	4/15/30	205	231
	Brookfield Finance Inc.	4.700%	9/20/47	185	228
	Brookfield Finance LLC	3.450%	4/15/50	125	129
	Brown & Brown Inc.	4.200%	9/15/24	75	80

36

Total Bond Market Index Portfolio
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Brown & Brown Inc.	4.500%	3/15/29	75	85
Brown & Brown Inc.	2.375%	3/15/31	500	490
Canadian Imperial Bank of Commerce	0.450%	6/22/23	275	273
Canadian Imperial Bank of Commerce	3.500%	9/13/23	200	209
Canadian Imperial Bank of Commerce	0.500%	12/14/23	500	494
Canadian Imperial Bank of Commerce	3.100%	4/2/24	200	209
Canadian Imperial Bank of Commerce	2.250%	1/28/25	120	123
Canadian Imperial Bank of Commerce	1.250%	6/22/26	275	268
Capital One Bank USA NA	3.375%	2/15/23	235	241
Capital One Financial Corp.	3.200%	1/30/23	350	359
Capital One Financial Corp.	3.500%	6/15/23	27	28
Capital One Financial Corp.	3.900%	1/29/24	250	263
Capital One Financial Corp.	3.750%	4/24/24	450	475
Capital One Financial Corp.	3.300%	10/30/24	1,013	1,068
Capital One Financial Corp.	4.200%	10/29/25	175	190
Capital One Financial Corp.	3.750%	7/28/26	500	536
Capital One Financial Corp.	3.750%	3/9/27	100	108
Capital One Financial Corp.	3.650%	5/11/27	800	864
Capital One Financial Corp.	3.800%	1/31/28	300	327
Cboe Global Markets Inc.	3.650%	1/12/27	110	119
Charles Schwab Corp.	3.225%	9/1/22	300	305
Charles Schwab Corp.	2.650%	1/25/23	100	102
Charles Schwab Corp.	3.550%	2/1/24	400	420
Charles Schwab Corp.	3.625%	4/1/25	384	409
Charles Schwab Corp.	3.850%	5/21/25	25	27
Charles Schwab Corp.	0.900%	3/11/26	300	293
Charles Schwab Corp.	1.150%	5/13/26	500	494
Charles Schwab Corp.	3.200%	3/2/27	250	268
Charles Schwab Corp.	3.300%	4/1/27	125	134
Charles Schwab Corp.	3.200%	1/25/28	100	107
Charles Schwab Corp.	4.000%	2/1/29	125	140
Charles Schwab Corp.	3.250%	5/22/29	100	107
Charles Schwab Corp.	2.750%	10/1/29	50	52
Charles Schwab Corp.	4.625%	3/22/30	50	59
Charles Schwab Corp.	2.300%	5/13/31	500	505
Chubb Corp.	6.000%	5/11/37	125	178
Chubb Corp.	6.500%	5/15/38	95	142
Chubb INA Holdings Inc.	2.700%	3/13/23	125	128
Chubb INA Holdings Inc.	3.350%	5/15/24	100	106
Chubb INA Holdings Inc.	3.150%	3/15/25	250	264
Chubb INA Holdings Inc.	3.350%	5/3/26	355	381
Chubb INA Holdings Inc.	6.700%	5/15/36	200	293
Chubb INA Holdings Inc.	4.150%	3/13/43	100	120
Chubb INA Holdings Inc.	4.350%	11/3/45	350	435
Chubb INA Holdings Inc.	2.850%	12/15/51	100	101
Chubb INA Holdings Inc.	3.050%	12/15/61	200	204
CI Financial Corp.	4.100%	6/15/51	350	380
Cincinnati Financial Corp.	6.920%	5/15/28	100	128
Cincinnati Financial Corp.	6.125%	11/1/34	75	102
Citigroup Inc.	3.375%	3/1/23	150	154
Citigroup Inc.	3.500%	5/15/23	675	698
Citigroup Inc.	3.875%	10/25/23	738	778
Citigroup Inc.	4.000%	8/5/24	125	133
Citigroup Inc.	0.776%	10/30/24	500	497
Citigroup Inc.	3.875%	3/26/25	350	373
Citigroup Inc.	3.352%	4/24/25	1,500	1,567
Citigroup Inc.	0.981%	5/1/25	225	223
Citigroup Inc.	4.400%	6/10/25	1,796	1,957
Citigroup Inc.	5.500%	9/13/25	75	85
Citigroup Inc.	1.281%	11/3/25	300	299
Citigroup Inc.	3.700%	1/12/26	275	297
Citigroup Inc.	4.600%	3/9/26	275	304
Citigroup Inc.	3.200%	10/21/26	1,025	1,086
Citigroup Inc.	4.300%	11/20/26	75	83
Citigroup Inc.	4.450%	9/29/27	1,150	1,282
Citigroup Inc.	3.887%	1/10/28	475	515
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Citigroup Inc.	3.668%	7/24/28	900	971
	Citigroup Inc.	4.125%	7/25/28	100	110
	Citigroup Inc.	3.520%	10/27/28	580	622
	Citigroup Inc.	3.980%	3/20/30	475	524
	Citigroup Inc.	2.976%	11/5/30	300	312
	Citigroup Inc.	2.666%	1/29/31	500	508
	Citigroup Inc.	4.412%	3/31/31	750	857
	Citigroup Inc.	2.572%	6/3/31	500	504
	Citigroup Inc.	6.625%	6/15/32	100	133
	Citigroup Inc.	2.520%	11/3/32	475	475
	Citigroup Inc.	6.125%	8/25/36	75	102
	Citigroup Inc.	3.878%	1/24/39	225	255
	Citigroup Inc.	8.125%	7/15/39	562	954
	Citigroup Inc.	5.316%	3/26/41	1,000	1,317
	Citigroup Inc.	5.875%	1/30/42	100	141
	Citigroup Inc.	5.300%	5/6/44	375	490
	Citigroup Inc.	4.650%	7/30/45	200	253
	Citigroup Inc.	4.750%	5/18/46	375	464
	Citigroup Inc.	4.650%	7/23/48	450	580
	Citizens Financial Group Inc.	2.850%	7/27/26	175	182
	Citizens Financial Group Inc.	2.500%	2/6/30	200	201
	Citizens Financial Group Inc.	4.300%	2/11/31	357	374
	Citizens Financial Group Inc.	2.638%	9/30/32	125	124
	CME Group Inc.	5.300%	9/15/43	200	279
	CNA Financial Corp.	3.950%	5/15/24	150	158
	CNA Financial Corp.	4.500%	3/1/26	125	138
	CNA Financial Corp.	3.450%	8/15/27	100	108
	CNA Financial Corp.	3.900%	5/1/29	100	111
	CNO Financial Group Inc.	5.250%	5/30/25	250	276
	Comerica Bank	4.000%	7/27/25	50	54
	Comerica Inc.	3.700%	7/31/23	200	208
[5]	Commonwealth Bank of Australia	2.750%	3/10/22	500	502
	Cooperatieve Rabobank UA	4.625%	12/1/23	175	186
	Cooperatieve Rabobank UA	0.375%	1/12/24	250	247
	Cooperatieve Rabobank UA	3.375%	5/21/25	666	710
	Cooperatieve Rabobank UA	4.375%	8/4/25	600	651
	Cooperatieve Rabobank UA	3.750%	7/21/26	475	511
	Cooperatieve Rabobank UA	5.250%	5/24/41	100	140
	Cooperatieve Rabobank UA	5.750%	12/1/43	250	349
	Cooperatieve Rabobank UA	5.250%	8/4/45	350	467
	Credit Suisse AG	3.625%	9/9/24	575	610
	Credit Suisse AG	1.250%	8/7/26	250	244
[5]	Credit Suisse Group AG	3.574%	1/9/23	250	250
	Credit Suisse Group AG	3.800%	6/9/23	825	855
	Credit Suisse Group AG	3.750%	3/26/25	250	266
	Credit Suisse Group AG	4.550%	4/17/26	456	502
	Credit Suisse Group AG	4.875%	5/15/45	875	1,107
	Deutsche Bank AG	3.950%	2/27/23	300	309
	Deutsche Bank AG	0.962%	11/8/23	200	199
	Deutsche Bank AG	3.700%	5/30/24	548	574
	Deutsche Bank AG	4.100%	1/13/26	100	107
	Deutsche Bank AG	1.686%	3/19/26	500	499
	Deutsche Bank AG	2.311%	11/16/27	250	250
	Discover Bank	3.350%	2/6/23	150	154
	Discover Bank	4.200%	8/8/23	300	315
	Discover Bank	2.450%	9/12/24	150	154
	Discover Bank	3.450%	7/27/26	309	327
	Discover Bank	4.650%	9/13/28	250	284
	Discover Bank	2.700%	2/6/30	100	101
	Discover Financial Services	3.950%	11/6/24	450	479
	Discover Financial Services	3.750%	3/4/25	183	194
	Discover Financial Services	4.500%	1/30/26	428	469
	Discover Financial Services	4.100%	2/9/27	250	272
	E*TRADE Financial Corp.	3.800%	8/24/27	75	81
	E*TRADE Financial Corp.	4.500%	6/20/28	65	73
	Eaton Vance Corp.	3.625%	6/15/23	50	52
	Eaton Vance Corp.	3.500%	4/6/27	100	107
	Enstar Group Ltd.	4.950%	6/1/29	395	441
	Equitable Holdings Inc.	3.900%	4/20/23	64	66
	Equitable Holdings Inc.	7.000%	4/1/28	75	95
	Equitable Holdings Inc.	4.350%	4/20/28	680	762

37

Total Bond Market Index Portfolio
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Equitable Holdings Inc.	5.000%	4/20/48	350	438
Everest Reinsurance Holdings Inc.	4.868%	6/1/44	100	126
Everest Reinsurance Holdings Inc.	3.125%	10/15/52	500	490
Fairfax Financial Holdings Ltd.	4.850%	4/17/28	50	56
Fairfax Financial Holdings Ltd.	4.625%	4/29/30	100	112
Fidelity National Financial Inc.	3.400%	6/15/30	100	106
Fidelity National Financial Inc.	2.450%	3/15/31	500	493
Fifth Third Bancorp	4.300%	1/16/24	275	291
Fifth Third Bancorp	3.650%	1/25/24	150	157
Fifth Third Bancorp	2.375%	1/28/25	349	358
Fifth Third Bancorp	2.550%	5/5/27	100	103
Fifth Third Bancorp	1.707%	11/1/27	200	198
Fifth Third Bancorp	3.950%	3/14/28	75	83
Fifth Third Bancorp	8.250%	3/1/38	200	328
Fifth Third Bank NA	3.950%	7/28/25	200	218
Fifth Third Bank NA	3.850%	3/15/26	200	216
Fifth Third Bank NA	2.250%	2/1/27	250	256
First American Financial Corp.	4.600%	11/15/24	100	108
First American Financial Corp.	2.400%	8/15/31	200	196
First Republic Bank	1.912%	2/12/24	250	253
First Republic Bank	4.375%	8/1/46	75	90
Franklin Resources Inc.	2.950%	8/12/51	200	194
FS KKR Capital Corp.	4.625%	7/15/24	25	26
FS KKR Capital Corp.	4.125%	2/1/25	100	105
FS KKR Capital Corp.	3.400%	1/15/26	500	510
GATX Corp.	3.250%	3/30/25	125	131
GATX Corp.	3.250%	9/15/26	50	53
GATX Corp.	3.850%	3/30/27	175	189
GATX Corp.	3.500%	3/15/28	100	107
GATX Corp.	4.550%	11/7/28	150	171
GATX Corp.	4.700%	4/1/29	75	86
GATX Corp.	4.500%	3/30/45	50	58
GATX Corp.	3.100%	6/1/51	200	195
Globe Life Inc.	4.550%	9/15/28	80	91
Goldman Sachs Capital I	6.345%	2/15/34	225	311
Goldman Sachs Group Inc.	3.625%	1/22/23	400	412
Goldman Sachs Group Inc.	0.481%	1/27/23	650	648
Goldman Sachs Group Inc.	3.200%	2/23/23	450	461
Goldman Sachs Group Inc.	1.217%	12/6/23	550	551
Goldman Sachs Group Inc.	3.625%	2/20/24	300	315
Goldman Sachs Group Inc.	4.000%	3/3/24	475	504
Goldman Sachs Group Inc.	3.850%	7/8/24	586	620
Goldman Sachs Group Inc.	0.657%	9/10/24	200	198
Goldman Sachs Group Inc.	0.925%	10/21/24	800	797
Goldman Sachs Group Inc.	3.500%	1/23/25	1,332	1,405
Goldman Sachs Group Inc.	3.500%	4/1/25	50	53
Goldman Sachs Group Inc.	3.750%	5/22/25	825	881
Goldman Sachs Group Inc.	3.272%	9/29/25	550	577
Goldman Sachs Group Inc.	4.250%	10/21/25	200	218
Goldman Sachs Group Inc.	3.750%	2/25/26	200	215
Goldman Sachs Group Inc.	3.500%	11/16/26	1,250	1,333
Goldman Sachs Group Inc.	1.093%	12/9/26	500	487
Goldman Sachs Group Inc.	5.950%	1/15/27	400	472
Goldman Sachs Group Inc.	3.850%	1/26/27	350	377
Goldman Sachs Group Inc.	1.542%	9/10/27	200	196
Goldman Sachs Group Inc.	1.948%	10/21/27	1,350	1,346
Goldman Sachs Group Inc.	3.691%	6/5/28	625	675
Goldman Sachs Group Inc.	3.814%	4/23/29	450	490
Goldman Sachs Group Inc.	4.223%	5/1/29	475	528
Goldman Sachs Group Inc.	3.800%	3/15/30	1,250	1,375
Goldman Sachs Group Inc.	1.992%	1/27/32	1,550	1,484
Goldman Sachs Group Inc.	2.650%	10/21/32	800	805
Goldman Sachs Group Inc.	6.450%	5/1/36	50	68
Goldman Sachs Group Inc.	6.750%	10/1/37	975	1,382
Goldman Sachs Group Inc.	4.017%	10/31/38	405	463
Goldman Sachs Group Inc.	4.411%	4/23/39	500	596
Goldman Sachs Group Inc.	6.250%	2/1/41	675	980
Goldman Sachs Group Inc.	3.210%	4/22/42	1,030	1,066
Goldman Sachs Group Inc.	4.800%	7/8/44	360	459
Goldman Sachs Group Inc.	5.150%	5/22/45	475	616
Goldman Sachs Group Inc.	4.750%	10/21/45	150	193
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Hanover Insurance Group Inc.	4.500%	4/15/26	100	110
	Hartford Financial Services Group Inc.	2.800%	8/19/29	350	363
	Hartford Financial Services Group Inc.	5.950%	10/15/36	50	68
	Hartford Financial Services Group Inc.	6.100%	10/1/41	100	140
	Hartford Financial Services Group Inc.	4.300%	4/15/43	175	205
	Hartford Financial Services Group Inc.	3.600%	8/19/49	125	137
	Hartford Financial Services Group Inc.	2.900%	9/15/51	200	197
	HSBC Bank USA NA	7.000%	1/15/39	250	388
	HSBC Holdings plc	3.600%	5/25/23	200	207
	HSBC Holdings plc	4.250%	3/14/24	250	264
	HSBC Holdings plc	3.950%	5/18/24	1,300	1,349
	HSBC Holdings plc	0.732%	8/17/24	500	495
	HSBC Holdings plc	1.162%	11/22/24	725	723
	HSBC Holdings plc	3.803%	3/11/25	1,075	1,129
	HSBC Holdings plc	4.250%	8/18/25	150	161
	HSBC Holdings plc	2.633%	11/7/25	200	205
	HSBC Holdings plc	4.300%	3/8/26	1,100	1,204
	HSBC Holdings plc	1.645%	4/18/26	1,000	993
	HSBC Holdings plc	3.900%	5/25/26	450	486
	HSBC Holdings plc	2.099%	6/4/26	1,700	1,710
	HSBC Holdings plc	4.292%	9/12/26	500	540
	HSBC Holdings plc	4.375%	11/23/26	350	382
	HSBC Holdings plc	1.589%	5/24/27	500	489
	HSBC Holdings plc	2.251%	11/22/27	725	727
	HSBC Holdings plc	4.041%	3/13/28	400	432
	HSBC Holdings plc	4.583%	6/19/29	400	448
	HSBC Holdings plc	2.206%	8/17/29	500	490
	HSBC Holdings plc	4.950%	3/31/30	550	645
	HSBC Holdings plc	3.973%	5/22/30	570	620
	HSBC Holdings plc	7.625%	5/17/32	100	138
	HSBC Holdings plc	2.871%	11/22/32	725	732
	HSBC Holdings plc	7.350%	11/27/32	100	134
	HSBC Holdings plc	6.500%	5/2/36	600	816
	HSBC Holdings plc	6.500%	9/15/37	50	69
	HSBC Holdings plc	6.800%	6/1/38	200	285
	HSBC Holdings plc	5.250%	3/14/44	750	977
	HSBC USA Inc.	3.500%	6/23/24	150	158
	Huntington Bancshares Inc.	2.550%	2/4/30	250	254
	Huntington National Bank	1.800%	2/3/23	275	277
	Huntington National Bank	3.550%	10/6/23	250	261
	Huntington National Bank	4.270%	11/25/26	150	163
	Industrial & Commercial Bank of China Ltd.	3.538%	11/8/27	250	271
	ING Groep NV	4.100%	10/2/23	300	316
	ING Groep NV	3.550%	4/9/24	200	210
	ING Groep NV	3.950%	3/29/27	300	329
	ING Groep NV	4.550%	10/2/28	200	229
	ING Groep NV	4.050%	4/9/29	200	223
	Intercontinental Exchange Inc.	4.000%	10/15/23	150	158
	Intercontinental Exchange Inc.	3.750%	12/1/25	300	324
	Intercontinental Exchange Inc.	3.100%	9/15/27	150	160
	Intercontinental Exchange Inc.	3.750%	9/21/28	75	83
	Intercontinental Exchange Inc.	2.100%	6/15/30	750	744
	Intercontinental Exchange Inc.	2.650%	9/15/40	500	486
	Intercontinental Exchange Inc.	4.250%	9/21/48	175	219
	Intercontinental Exchange Inc.	3.000%	6/15/50	60	61
	Intercontinental Exchange Inc.	3.000%	9/15/60	300	297
	Invesco Finance plc	4.000%	1/30/24	450	475
	Invesco Finance plc	3.750%	1/15/26	170	184
	Invesco Finance plc	5.375%	11/30/43	75	99
[5]	Jackson Financial Inc.	3.125%	11/23/31	250	252
	Janus Capital Group Inc.	4.875%	8/1/25	75	82
	Jefferies Financial Group Inc.	5.500%	10/18/23	150	157
	Jefferies Group LLC	6.250%	1/15/36	75	100
	Jefferies Group LLC	6.500%	1/20/43	75	104

38

Total Bond Market Index Portfolio
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Jefferies Group LLC / Jefferies Group Capital Finance Inc.	4.850%	1/15/27	200	227
Jefferies Group LLC / Jefferies Group Capital Finance Inc.	4.150%	1/23/30	300	333
JPMorgan Chase & Co.	2.972%	1/15/23	370	370
JPMorgan Chase & Co.	3.200%	1/25/23	750	770
JPMorgan Chase & Co.	3.375%	5/1/23	300	310
JPMorgan Chase & Co.	2.700%	5/18/23	250	256
JPMorgan Chase & Co.	3.875%	2/1/24	445	471
JPMorgan Chase & Co.	3.559%	4/23/24	485	501
JPMorgan Chase & Co.	3.625%	5/13/24	526	557
JPMorgan Chase & Co.	1.514%	6/1/24	1,640	1,652
JPMorgan Chase & Co.	3.797%	7/23/24	175	182
JPMorgan Chase & Co.	3.875%	9/10/24	575	612
JPMorgan Chase & Co.	0.653%	9/16/24	1,100	1,094
JPMorgan Chase & Co.	4.023%	12/5/24	300	316
JPMorgan Chase & Co.	3.125%	1/23/25	400	421
JPMorgan Chase & Co.	0.563%	2/16/25	500	493
JPMorgan Chase & Co.	3.220%	3/1/25	600	624
JPMorgan Chase & Co.	0.824%	6/1/25	850	840
JPMorgan Chase & Co.	0.969%	6/23/25	375	372
JPMorgan Chase & Co.	3.900%	7/15/25	362	392
JPMorgan Chase & Co.	2.301%	10/15/25	700	716
JPMorgan Chase & Co.	1.561%	12/10/25	1,300	1,302
JPMorgan Chase & Co.	3.300%	4/1/26	685	731
JPMorgan Chase & Co.	2.083%	4/22/26	500	508
JPMorgan Chase & Co.	3.200%	6/15/26	300	319
JPMorgan Chase & Co.	2.950%	10/1/26	875	924
JPMorgan Chase & Co.	4.125%	12/15/26	450	496
JPMorgan Chase & Co.	3.960%	1/29/27	500	541
JPMorgan Chase & Co.	1.578%	4/22/27	500	494
JPMorgan Chase & Co.	1.470%	9/22/27	500	490
JPMorgan Chase & Co.	3.625%	12/1/27	1,000	1,078
JPMorgan Chase & Co.	3.782%	2/1/28	625	677
JPMorgan Chase & Co.	3.540%	5/1/28	350	377
JPMorgan Chase & Co.	3.509%	1/23/29	575	617
JPMorgan Chase & Co.	4.005%	4/23/29	300	331
JPMorgan Chase & Co.	2.069%	6/1/29	625	620
JPMorgan Chase & Co.	4.203%	7/23/29	250	279
JPMorgan Chase & Co.	4.452%	12/5/29	300	340
JPMorgan Chase & Co.	3.702%	5/6/30	300	327
JPMorgan Chase & Co.	2.739%	10/15/30	1,500	1,539
JPMorgan Chase & Co.	4.493%	3/24/31	1,050	1,216
JPMorgan Chase & Co.	2.522%	4/22/31	2,000	2,023
JPMorgan Chase & Co.	2.956%	5/13/31	500	517
JPMorgan Chase & Co.	1.764%	11/19/31	500	474
JPMorgan Chase & Co.	2.580%	4/22/32	500	506
JPMorgan Chase & Co.	6.400%	5/15/38	450	655
JPMorgan Chase & Co.	3.882%	7/24/38	500	566
JPMorgan Chase & Co.	5.500%	10/15/40	650	885
JPMorgan Chase & Co.	3.109%	4/22/41	500	518
JPMorgan Chase & Co.	5.600%	7/15/41	275	382
JPMorgan Chase & Co.	5.400%	1/6/42	150	204
JPMorgan Chase & Co.	3.157%	4/22/42	450	469
JPMorgan Chase & Co.	5.625%	8/16/43	300	417
JPMorgan Chase & Co.	4.950%	6/1/45	100	131
JPMorgan Chase & Co.	4.260%	2/22/48	375	457
JPMorgan Chase & Co.	4.032%	7/24/48	500	591
JPMorgan Chase & Co.	3.964%	11/15/48	1,000	1,171
JPMorgan Chase & Co.	3.897%	1/23/49	400	464
JPMorgan Chase & Co.	3.109%	4/22/51	500	516
JPMorgan Chase & Co.	3.328%	4/22/52	745	803
Kemper Corp.	4.350%	2/15/25	40	43
KeyBank NA	3.375%	3/7/23	250	258
KeyBank NA	0.423%	1/3/24	500	498
KeyBank NA	3.300%	6/1/25	403	428
KeyCorp	4.150%	10/29/25	150	164
KeyCorp	4.100%	4/30/28	600	672
KeyCorp	2.550%	10/1/29	150	154
Lazard Group LLC	3.750%	2/13/25	50	53
Lazard Group LLC	3.625%	3/1/27	100	107
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Lazard Group LLC	4.500%	9/19/28	100	114
Legg Mason Inc.	4.750%	3/15/26	100	112
Legg Mason Inc.	5.625%	1/15/44	120	164
Lincoln National Corp.	4.000%	9/1/23	50	52
Lincoln National Corp.	3.350%	3/9/25	13	14
Lincoln National Corp.	3.625%	12/12/26	75	81
Lincoln National Corp.	3.800%	3/1/28	100	110
Lincoln National Corp.	3.050%	1/15/30	350	365
Lincoln National Corp.	6.300%	10/9/37	75	105
Lincoln National Corp.	7.000%	6/15/40	160	244
Lloyds Banking Group plc	4.050%	8/16/23	900	943
Lloyds Banking Group plc	3.900%	3/12/24	200	211
Lloyds Banking Group plc	4.450%	5/8/25	200	217
Lloyds Banking Group plc	4.582%	12/10/25	700	764
Lloyds Banking Group plc	4.650%	3/24/26	575	633
Lloyds Banking Group plc	3.750%	1/11/27	200	216
Lloyds Banking Group plc	4.375%	3/22/28	250	281
Lloyds Banking Group plc	4.550%	8/16/28	200	228
Lloyds Banking Group plc	3.574%	11/7/28	200	214
Lloyds Banking Group plc	5.300%	12/1/45	450	595
Lloyds Banking Group plc	4.344%	1/9/48	275	322
Loews Corp.	2.625%	5/15/23	75	77
Loews Corp.	6.000%	2/1/35	50	67
Loews Corp.	4.125%	5/15/43	350	404
M&T Bank Corp.	3.550%	7/26/23	200	208
Manufacturers & Traders Trust Co.	2.900%	2/6/25	160	167
Manulife Financial Corp.	4.150%	3/4/26	175	192
Manulife Financial Corp.	4.061%	2/24/32	190	205
Manulife Financial Corp.	5.375%	3/4/46	200	281
Markel Corp.	3.500%	11/1/27	50	54
Markel Corp.	3.350%	9/17/29	75	81
Markel Corp.	4.300%	11/1/47	50	58
Markel Corp.	5.000%	5/20/49	150	192
Markel Corp.	4.150%	9/17/50	200	233
Marsh & McLennan Cos. Inc.	3.300%	3/14/23	75	77
Marsh & McLennan Cos. Inc.	3.500%	6/3/24	100	106
Marsh & McLennan Cos. Inc.	3.500%	3/10/25	100	106
Marsh & McLennan Cos. Inc.	3.750%	3/14/26	100	109
Marsh & McLennan Cos. Inc.	2.250%	11/15/30	710	709
Marsh & McLennan Cos. Inc.	4.750%	3/15/39	250	313
Marsh & McLennan Cos. Inc.	4.350%	1/30/47	100	125
Marsh & McLennan Cos. Inc.	4.200%	3/1/48	200	245
Mercury General Corp.	4.400%	3/15/27	75	83
MetLife Inc.	3.600%	4/10/24	175	185
MetLife Inc.	3.000%	3/1/25	250	263
MetLife Inc.	3.600%	11/13/25	400	432
MetLife Inc.	4.550%	3/23/30	500	591
MetLife Inc.	6.500%	12/15/32	175	243
MetLife Inc.	6.375%	6/15/34	100	139
MetLife Inc.	5.875%	2/6/41	590	834
MetLife Inc.	4.125%	8/13/42	175	207
MetLife Inc.	4.875%	11/13/43	355	463
MetLife Inc.	4.721%	12/15/44	63	82
MetLife Inc.	6.400%	12/15/66	210	259
Mitsubishi UFJ Financial Group Inc.	3.455%	3/2/23	300	309
Mitsubishi UFJ Financial Group Inc.	3.761%	7/26/23	740	772
Mitsubishi UFJ Financial Group Inc.	2.527%	9/13/23	100	103
Mitsubishi UFJ Financial Group Inc.	3.407%	3/7/24	200	209
Mitsubishi UFJ Financial Group Inc.	2.801%	7/18/24	200	207
Mitsubishi UFJ Financial Group Inc.	3.777%	3/2/25	250	268
Mitsubishi UFJ Financial Group Inc.	1.412%	7/17/25	2,000	1,987
Mitsubishi UFJ Financial Group Inc.	3.850%	3/1/26	525	569
Mitsubishi UFJ Financial Group Inc.	2.757%	9/13/26	250	260
Mitsubishi UFJ Financial Group Inc.	3.677%	2/22/27	500	544
Mitsubishi UFJ Financial Group Inc.	1.538%	7/20/27	400	393
Mitsubishi UFJ Financial Group Inc.	3.287%	7/25/27	250	267
Mitsubishi UFJ Financial Group Inc.	3.961%	3/2/28	200	222
Mitsubishi UFJ Financial Group Inc.	4.050%	9/11/28	200	223
Mitsubishi UFJ Financial Group Inc.	3.741%	3/7/29	200	219
Mitsubishi UFJ Financial Group Inc.	3.195%	7/18/29	175	185
Mitsubishi UFJ Financial Group Inc.	2.559%	2/25/30	50	51

39

Total Bond Market Index Portfolio
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Mitsubishi UFJ Financial Group Inc.	2.048%	7/17/30	500	486
Mitsubishi UFJ Financial Group Inc.	4.286%	7/26/38	50	60
Mitsubishi UFJ Financial Group Inc.	3.751%	7/18/39	200	226
Mizuho Financial Group Inc.	3.549%	3/5/23	200	206
Mizuho Financial Group Inc.	3.922%	9/11/24	200	209
Mizuho Financial Group Inc.	2.839%	7/16/25	375	388
Mizuho Financial Group Inc.	2.555%	9/13/25	100	103
Mizuho Financial Group Inc.	3.663%	2/28/27	250	270
Mizuho Financial Group Inc.	1.554%	7/9/27	200	196
Mizuho Financial Group Inc.	4.018%	3/5/28	325	361
Mizuho Financial Group Inc.	4.254%	9/11/29	400	446
Mizuho Financial Group Inc.	3.153%	7/16/30	500	525
Mizuho Financial Group Inc.	2.869%	9/13/30	100	103
Mizuho Financial Group Inc.	2.172%	5/22/32	500	486
Morgan Stanley	3.125%	1/23/23	250	256
Morgan Stanley	3.750%	2/25/23	675	698
Morgan Stanley	0.529%	1/25/24	800	797
Morgan Stanley	0.731%	4/5/24	525	523
Morgan Stanley	3.737%	4/24/24	750	776
Morgan Stanley	3.875%	4/29/24	545	578
Morgan Stanley	3.700%	10/23/24	650	692
Morgan Stanley	0.790%	5/30/25	200	197
Morgan Stanley	4.000%	7/23/25	330	358
Morgan Stanley	1.164%	10/21/25	700	694
Morgan Stanley	5.000%	11/24/25	650	728
Morgan Stanley	3.875%	1/27/26	225	244
Morgan Stanley	2.188%	4/28/26	1,000	1,020
Morgan Stanley	3.125%	7/27/26	700	742
Morgan Stanley	6.250%	8/9/26	1,796	2,144
Morgan Stanley	4.350%	9/8/26	966	1,070
Morgan Stanley	0.985%	12/10/26	500	485
Morgan Stanley	3.625%	1/20/27	250	271
Morgan Stanley	3.950%	4/23/27	325	357
Morgan Stanley	1.593%	5/4/27	525	520
Morgan Stanley	3.591%	7/22/28	935	1,009
Morgan Stanley	3.772%	1/24/29	575	626
Morgan Stanley	4.431%	1/23/30	550	626
Morgan Stanley	2.699%	1/22/31	1,750	1,793
Morgan Stanley	3.622%	4/1/31	600	655
Morgan Stanley	1.794%	2/13/32	500	474
Morgan Stanley	7.250%	4/1/32	150	215
Morgan Stanley	1.928%	4/28/32	200	191
Morgan Stanley	2.239%	7/21/32	500	490
Morgan Stanley	2.511%	10/20/32	600	599
Morgan Stanley	3.971%	7/22/38	375	427
Morgan Stanley	4.457%	4/22/39	250	300
Morgan Stanley	3.217%	4/22/42	325	341
Morgan Stanley	6.375%	7/24/42	600	908
Morgan Stanley	4.300%	1/27/45	650	799
Morgan Stanley	2.802%	1/25/52	940	923
Nasdaq Inc.	4.250%	6/1/24	125	133
Nasdaq Inc.	3.850%	6/30/26	100	109
Nasdaq Inc.	1.650%	1/15/31	500	465
Nasdaq Inc.	2.500%	12/21/40	200	185
Nasdaq Inc.	3.250%	4/28/50	35	36
National Australia Bank Ltd.	3.000%	1/20/23	250	256
National Australia Bank Ltd.	3.625%	6/20/23	250	260
National Australia Bank Ltd.	3.375%	1/14/26	100	108
National Australia Bank Ltd.	2.500%	7/12/26	200	209
National Bank of Canada	2.100%	2/1/23	200	203
NatWest Group plc	3.875%	9/12/23	600	626
NatWest Group plc	6.000%	12/19/23	60	65
NatWest Group plc	5.125%	5/28/24	300	324
NatWest Group plc	4.519%	6/25/24	300	314
NatWest Group plc	4.892%	5/18/29	1,000	1,144
NatWest Group plc	5.076%	1/27/30	200	232
NatWest Group plc	4.445%	5/8/30	700	788
Nomura Holdings Inc.	2.648%	1/16/25	170	175
Nomura Holdings Inc.	1.851%	7/16/25	300	300
Nomura Holdings Inc.	2.172%	7/14/28	200	196
Nomura Holdings Inc.	3.103%	1/16/30	400	412
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Nomura Holdings Inc.	2.679%	7/16/30	250	249
Nomura Holdings Inc.	2.608%	7/14/31	200	197
Northern Trust Corp.	3.950%	10/30/25	150	164
Northern Trust Corp.	3.650%	8/3/28	100	111
Northern Trust Corp.	3.375%	5/8/32	50	53
Oaktree Specialty Lending Corp.	3.500%	2/25/25	40	42
Old Republic International Corp.	4.875%	10/1/24	121	132
Old Republic International Corp.	3.875%	8/26/26	100	108
Old Republic International Corp.	3.850%	6/11/51	200	216
ORIX Corp.	3.250%	12/4/24	75	79
ORIX Corp.	3.700%	7/18/27	200	217
Owl Rock Capital Corp.	5.250%	4/15/24	25	27
Owl Rock Capital Corp.	4.000%	3/30/25	47	49
Owl Rock Capital Corp.	3.750%	7/22/25	180	187
Owl Rock Capital Corp.	3.400%	7/15/26	244	249
Owl Rock Capital Corp.	2.625%	1/15/27	200	196
PartnerRe Finance B LLC	3.700%	7/2/29	95	104
People's United Bank NA	4.000%	7/15/24	100	105
People's United Financial Inc.	3.650%	12/6/22	100	102
PNC Bank NA	3.300%	10/30/24	706	746
PNC Bank NA	2.950%	2/23/25	293	308
PNC Bank NA	3.250%	6/1/25	169	180
PNC Bank NA	3.100%	10/25/27	250	268
PNC Bank NA	3.250%	1/22/28	150	161
PNC Bank NA	4.050%	7/26/28	250	281
PNC Bank NA	2.700%	10/22/29	150	155
PNC Financial Services Group Inc.	3.500%	1/23/24	100	105
PNC Financial Services Group Inc.	3.900%	4/29/24	125	132
PNC Financial Services Group Inc.	3.150%	5/19/27	450	484
PNC Financial Services Group Inc.	3.450%	4/23/29	500	544
PNC Financial Services Group Inc.	2.550%	1/22/30	425	438
Principal Financial Group Inc.	3.125%	5/15/23	100	103
Principal Financial Group Inc.	3.400%	5/15/25	128	135
Principal Financial Group Inc.	3.100%	11/15/26	100	106
Principal Financial Group Inc.	4.625%	9/15/42	50	62
Principal Financial Group Inc.	4.350%	5/15/43	150	181
Principal Financial Group Inc.	4.300%	11/15/46	195	240
Progressive Corp.	2.450%	1/15/27	150	156
Progressive Corp.	6.625%	3/1/29	125	162
Progressive Corp.	4.350%	4/25/44	50	61
Progressive Corp.	4.125%	4/15/47	290	352
Progressive Corp.	4.200%	3/15/48	115	142
Progressive Corp.	3.950%	3/26/50	180	218
Prospect Capital Corp.	5.875%	3/15/23	8	8
Prospect Capital Corp.	3.364%	11/15/26	200	199
Prudential Financial Inc.	3.878%	3/27/28	163	181
Prudential Financial Inc.	5.750%	7/15/33	100	130
Prudential Financial Inc.	5.700%	12/14/36	125	169
Prudential Financial Inc.	6.625%	12/1/37	65	94
Prudential Financial Inc.	3.000%	3/10/40	50	52
Prudential Financial Inc.	6.625%	6/21/40	65	97
Prudential Financial Inc.	5.625%	6/15/43	375	390
Prudential Financial Inc.	5.100%	8/15/43	50	60
Prudential Financial Inc.	5.200%	3/15/44	85	89
Prudential Financial Inc.	4.600%	5/15/44	525	655
Prudential Financial Inc.	5.375%	5/15/45	250	268
Prudential Financial Inc.	3.905%	12/7/47	182	212
Prudential Financial Inc.	5.700%	9/15/48	250	281
Prudential Financial Inc.	3.935%	12/7/49	363	425
Prudential Financial Inc.	4.350%	2/25/50	210	262
Prudential Financial Inc.	3.700%	10/1/50	200	202
Prudential plc	3.125%	4/14/30	200	213
Raymond James Financial Inc.	4.650%	4/1/30	55	64
Raymond James Financial Inc.	4.950%	7/15/46	210	269
Raymond James Financial Inc.	3.750%	4/1/51	500	553
Regions Bank	6.450%	6/26/37	250	350
Regions Financial Corp.	2.250%	5/18/25	100	102
Reinsurance Group of America Inc.	4.700%	9/15/23	75	79
Reinsurance Group of America Inc.	3.900%	5/15/29	50	55
RenaissanceRe Finance Inc.	3.700%	4/1/25	10	11
RenaissanceRe Finance Inc.	3.450%	7/1/27	75	80

40

Total Bond Market Index Portfolio
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
RenaissanceRe Holdings Ltd.	3.600%	4/15/29	75	81
Royal Bank of Canada	1.950%	1/17/23	150	152
Royal Bank of Canada	1.600%	4/17/23	800	809
Royal Bank of Canada	3.700%	10/5/23	100	105
Royal Bank of Canada	0.425%	1/19/24	500	494
Royal Bank of Canada	2.550%	7/16/24	200	207
Royal Bank of Canada	2.250%	11/1/24	650	668
Royal Bank of Canada	4.650%	1/27/26	898	998
Royal Bank of Canada	1.200%	4/27/26	200	197
Royal Bank of Canada	1.400%	11/2/26	500	493
Royal Bank of Canada	2.300%	11/3/31	500	502
Santander Holdings USA Inc.	3.400%	1/18/23	115	118
Santander Holdings USA Inc.	4.500%	7/17/25	1,125	1,218
Santander Holdings USA Inc.	3.244%	10/5/26	900	944
Santander Holdings USA Inc.	4.400%	7/13/27	250	275
Santander UK Group Holdings plc	3.571%	1/10/23	200	200
Santander UK Group Holdings plc	1.532%	8/21/26	600	591
Santander UK Group Holdings plc	1.673%	6/14/27	400	392
Santander UK Group Holdings plc	3.823%	11/3/28	200	215
Santander UK plc	2.100%	1/13/23	325	330
Santander UK plc	4.000%	3/13/24	200	212
Santander UK plc	2.875%	6/18/24	200	207
Selective Insurance Group Inc.	5.375%	3/1/49	50	66
Sixth Street Specialty Lending Inc.	3.875%	11/1/24	50	52
State Street Corp.	3.100%	5/15/23	400	413
State Street Corp.	3.700%	11/20/23	83	87
State Street Corp.	3.776%	12/3/24	200	211
State Street Corp.	3.300%	12/16/24	227	242
State Street Corp.	3.550%	8/18/25	200	216
State Street Corp.	2.354%	11/1/25	125	129
State Street Corp.	2.650%	5/19/26	125	132
State Street Corp.	4.141%	12/3/29	200	227
State Street Corp.	2.400%	1/24/30	150	154
State Street Corp.	3.031%	11/1/34	125	130
Stifel Financial Corp.	4.250%	7/18/24	150	160
Sumitomo Mitsui Banking Corp.	3.950%	7/19/23	100	105
Sumitomo Mitsui Banking Corp.	3.950%	1/10/24	250	264
Sumitomo Mitsui Banking Corp.	3.400%	7/11/24	250	263
Sumitomo Mitsui Financial Group Inc.	3.102%	1/17/23	250	256
Sumitomo Mitsui Financial Group Inc.	3.748%	7/19/23	200	208
Sumitomo Mitsui Financial Group Inc.	3.936%	10/16/23	200	210
Sumitomo Mitsui Financial Group Inc.	0.508%	1/12/24	950	939
Sumitomo Mitsui Financial Group Inc.	2.696%	7/16/24	375	387
Sumitomo Mitsui Financial Group Inc.	2.348%	1/15/25	320	328
Sumitomo Mitsui Financial Group Inc.	1.474%	7/8/25	1,500	1,492
Sumitomo Mitsui Financial Group Inc.	0.948%	1/12/26	200	194
Sumitomo Mitsui Financial Group Inc.	3.784%	3/9/26	150	162
Sumitomo Mitsui Financial Group Inc.	2.632%	7/14/26	125	130
Sumitomo Mitsui Financial Group Inc.	3.010%	10/19/26	175	184
Sumitomo Mitsui Financial Group Inc.	3.446%	1/11/27	200	215
Sumitomo Mitsui Financial Group Inc.	3.364%	7/12/27	700	751
Sumitomo Mitsui Financial Group Inc.	3.544%	1/17/28	300	325
Sumitomo Mitsui Financial Group Inc.	3.944%	7/19/28	100	111
Sumitomo Mitsui Financial Group Inc.	1.902%	9/17/28	500	490
Sumitomo Mitsui Financial Group Inc.	3.040%	7/16/29	475	496
Sumitomo Mitsui Financial Group Inc.	3.202%	9/17/29	150	156
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Sumitomo Mitsui Financial Group Inc.	2.750%	1/15/30	370	379
	Sumitomo Mitsui Financial Group Inc.	1.710%	1/12/31	200	188
	Sumitomo Mitsui Financial Group Inc.	2.296%	1/12/41	200	185
	SVB Financial Group	3.500%	1/29/25	100	106
	SVB Financial Group	1.800%	10/28/26	200	199
	SVB Financial Group	2.100%	5/15/28	225	225
	SVB Financial Group	3.125%	6/5/30	50	52
	Swiss Re America Holding Corp.	7.000%	2/15/26	75	90
	Synchrony Financial	4.250%	8/15/24	250	265
	Synchrony Financial	4.500%	7/23/25	426	461
	Synchrony Financial	3.700%	8/4/26	125	133
	Synchrony Financial	3.950%	12/1/27	300	323
	Toronto-Dominion Bank	1.900%	12/1/22	225	228
	Toronto-Dominion Bank	0.750%	6/12/23	1,500	1,500
	Toronto-Dominion Bank	3.250%	3/11/24	400	419
	Toronto-Dominion Bank	2.650%	6/12/24	500	519
	Toronto-Dominion Bank	1.250%	12/13/24	825	826
	Toronto-Dominion Bank	1.150%	6/12/25	200	198
	Toronto-Dominion Bank	0.750%	1/6/26	200	194
	Toronto-Dominion Bank	1.250%	9/10/26	325	319
	Toronto-Dominion Bank	2.000%	9/10/31	325	320
	Travelers Cos. Inc.	6.250%	6/15/37	150	215
	Travelers Cos. Inc.	4.300%	8/25/45	150	185
	Travelers Cos. Inc.	4.000%	5/30/47	225	270
	Travelers Cos. Inc.	4.100%	3/4/49	200	244
	Travelers Cos. Inc.	2.550%	4/27/50	500	477
	Trinity Acquisition plc	4.400%	3/15/26	100	110
	Truist Bank	1.250%	3/9/23	1,000	1,006
	Truist Bank	3.200%	4/1/24	500	523
	Truist Bank	3.689%	8/2/24	250	261
	Truist Bank	2.150%	12/6/24	250	258
	Truist Bank	3.625%	9/16/25	500	535
	Truist Bank	3.300%	5/15/26	200	213
	Truist Financial Corp.	3.750%	12/6/23	250	263
	Truist Financial Corp.	3.700%	6/5/25	175	188
	Truist Financial Corp.	1.200%	8/5/25	200	199
	Truist Financial Corp.	1.125%	8/3/27	500	484
	Truist Financial Corp.	3.875%	3/19/29	200	220
	Truist Financial Corp.	1.887%	6/7/29	500	492
	Truist Financial Corp.	1.950%	6/5/30	100	99
[5]	UBS Group AG	3.126%	8/13/30	50	52
	Unum Group	4.000%	3/15/24	125	132
	Unum Group	4.000%	6/15/29	80	88
	Unum Group	5.750%	8/15/42	75	92
	Unum Group	4.500%	12/15/49	100	107
	US Bancorp	3.700%	1/30/24	150	158
	US Bancorp	3.375%	2/5/24	500	524
	US Bancorp	3.950%	11/17/25	25	27
	US Bancorp	3.100%	4/27/26	300	318
	US Bancorp	2.375%	7/22/26	249	259
	US Bancorp	3.150%	4/27/27	275	295
	US Bancorp	3.900%	4/26/28	75	84
	US Bancorp	3.000%	7/30/29	240	253
	US Bank NA	1.950%	1/9/23	300	304
	US Bank NA	2.850%	1/23/23	250	255
	US Bank NA	3.400%	7/24/23	250	260
	US Bank NA	2.050%	1/21/25	175	179
	US Bank NA	2.800%	1/27/25	625	652
	Voya Financial Inc.	3.650%	6/15/26	250	270
	Voya Financial Inc.	5.700%	7/15/43	75	103
	Voya Financial Inc.	4.800%	6/15/46	40	50
	Voya Financial Inc.	4.700%	1/23/48	100	101
	Wachovia Corp.	6.605%	10/1/25	265	309
	Wells Fargo & Co.	3.450%	2/13/23	350	360
	Wells Fargo & Co.	3.750%	1/24/24	200	210
	Wells Fargo & Co.	1.654%	6/2/24	1,500	1,513
	Wells Fargo & Co.	3.000%	2/19/25	425	444
	Wells Fargo & Co.	2.406%	10/30/25	600	615
	Wells Fargo & Co.	2.164%	2/11/26	500	508

41

Total Bond Market Index Portfolio
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Wells Fargo & Co.	3.000%	4/22/26	1,275	1,340
Wells Fargo & Co.	4.100%	6/3/26	725	791
Wells Fargo & Co.	3.000%	10/23/26	675	710
Wells Fargo & Co.	4.300%	7/22/27	475	531
Wells Fargo & Co.	3.584%	5/22/28	500	538
Wells Fargo & Co.	4.150%	1/24/29	200	224
Wells Fargo & Co.	2.879%	10/30/30	1,300	1,352
Wells Fargo & Co.	4.478%	4/4/31	1,250	1,449
Wells Fargo & Co.	3.068%	4/30/41	600	614
Wells Fargo & Co.	5.375%	11/2/43	1,000	1,313
Wells Fargo & Co.	5.606%	1/15/44	600	810
Wells Fargo & Co.	4.650%	11/4/44	325	394
Wells Fargo & Co.	3.900%	5/1/45	250	286
Wells Fargo & Co.	4.900%	11/17/45	250	315
Wells Fargo & Co.	4.400%	6/14/46	300	355
Wells Fargo & Co.	4.750%	12/7/46	350	435
Wells Fargo & Co.	5.013%	4/4/51	1,750	2,392
Wells Fargo Bank NA	5.950%	8/26/36	200	269
Wells Fargo Bank NA	5.850%	2/1/37	300	404
Wells Fargo Bank NA	6.600%	1/15/38	225	327
Westpac Banking Corp.	2.750%	1/11/23	200	204
Westpac Banking Corp.	2.000%	1/13/23	150	152
Westpac Banking Corp.	3.650%	5/15/23	75	78
Westpac Banking Corp.	3.300%	2/26/24	250	262
Westpac Banking Corp.	1.019%	11/18/24	275	274
Westpac Banking Corp.	2.350%	2/19/25	200	206
Westpac Banking Corp.	2.850%	5/13/26	200	211
Westpac Banking Corp.	1.150%	6/3/26	218	214
Westpac Banking Corp.	2.700%	8/19/26	175	184
Westpac Banking Corp.	3.350%	3/8/27	250	270
Westpac Banking Corp.	1.953%	11/20/28	275	274
Westpac Banking Corp.	2.650%	1/16/30	150	156
Westpac Banking Corp.	2.894%	2/4/30	425	434
Westpac Banking Corp.	4.322%	11/23/31	500	541
Westpac Banking Corp.	4.110%	7/24/34	25	27
Westpac Banking Corp.	2.668%	11/15/35	315	307
Westpac Banking Corp.	3.020%	11/18/36	500	495
Westpac Banking Corp.	4.421%	7/24/39	600	704
Westpac Banking Corp.	2.963%	11/16/40	200	196
Willis North America Inc.	3.600%	5/15/24	125	131
Willis North America Inc.	4.500%	9/15/28	100	112
Willis North America Inc.	2.950%	9/15/29	440	452
Willis North America Inc.	5.050%	9/15/48	50	64
Willis North America Inc.	3.875%	9/15/49	90	98
XLIT Ltd.	4.450%	3/31/25	189	205
XLIT Ltd.	5.500%	3/31/45	100	137
Zions Bancorp NA	3.250%	10/29/29	250	258
				373,457
Health Care (3.2%)
Abbott Laboratories	3.750%	11/30/26	367	405
Abbott Laboratories	1.150%	1/30/28	100	97
Abbott Laboratories	1.400%	6/30/30	150	145
Abbott Laboratories	4.750%	11/30/36	375	479
Abbott Laboratories	5.300%	5/27/40	250	344
Abbott Laboratories	4.750%	4/15/43	175	228
Abbott Laboratories	4.900%	11/30/46	700	961
AbbVie Inc.	2.800%	3/15/23	100	102
AbbVie Inc.	2.850%	5/14/23	200	205
AbbVie Inc.	3.750%	11/14/23	250	262
AbbVie Inc.	3.850%	6/15/24	200	211
AbbVie Inc.	2.600%	11/21/24	750	778
AbbVie Inc.	3.800%	3/15/25	590	629
AbbVie Inc.	3.600%	5/14/25	911	968
AbbVie Inc.	3.200%	5/14/26	976	1,033
AbbVie Inc.	2.950%	11/21/26	740	779
AbbVie Inc.	4.250%	11/14/28	350	395
AbbVie Inc.	3.200%	11/21/29	1,130	1,210
AbbVie Inc.	4.550%	3/15/35	350	418
AbbVie Inc.	4.500%	5/14/35	495	592
AbbVie Inc.	4.300%	5/14/36	190	223
AbbVie Inc.	4.050%	11/21/39	825	946
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	AbbVie Inc.	4.625%	10/1/42	190	232
	AbbVie Inc.	4.400%	11/6/42	501	601
	AbbVie Inc.	4.850%	6/15/44	230	288
	AbbVie Inc.	4.750%	3/15/45	200	249
	AbbVie Inc.	4.700%	5/14/45	602	744
	AbbVie Inc.	4.450%	5/14/46	455	550
	AbbVie Inc.	4.875%	11/14/48	550	712
	AbbVie Inc.	4.250%	11/21/49	1,025	1,231
	Adventist Health System	2.952%	3/1/29	100	105
	Adventist Health System	3.630%	3/1/49	100	111
	Advocate Health & Hospitals Corp.	3.829%	8/15/28	50	56
	Advocate Health & Hospitals Corp.	2.211%	6/15/30	25	25
	Advocate Health & Hospitals Corp.	4.272%	8/15/48	100	126
	Advocate Health & Hospitals Corp.	3.387%	10/15/49	75	83
	Advocate Health & Hospitals Corp.	3.008%	6/15/50	75	78
	Aetna Inc.	2.800%	6/15/23	125	128
	Aetna Inc.	3.500%	11/15/24	125	132
	Aetna Inc.	6.625%	6/15/36	130	186
	Aetna Inc.	6.750%	12/15/37	100	145
	Aetna Inc.	4.500%	5/15/42	75	88
	Aetna Inc.	4.125%	11/15/42	75	85
	Aetna Inc.	3.875%	8/15/47	300	335
	Agilent Technologies Inc.	3.875%	7/15/23	100	104
	Agilent Technologies Inc.	3.050%	9/22/26	75	79
	Agilent Technologies Inc.	2.750%	9/15/29	100	103
	Agilent Technologies Inc.	2.100%	6/4/30	100	98
	AHS Hospital Corp.	5.024%	7/1/45	75	102
	AHS Hospital Corp.	2.780%	7/1/51	150	149
[2]	Allina Health System	3.887%	4/15/49	75	88
	AmerisourceBergen Corp.	3.400%	5/15/24	175	183
	AmerisourceBergen Corp.	3.250%	3/1/25	50	52
	AmerisourceBergen Corp.	3.450%	12/15/27	275	296
	AmerisourceBergen Corp.	2.700%	3/15/31	300	303
	AmerisourceBergen Corp.	4.300%	12/15/47	175	205
	Amgen Inc.	3.625%	5/22/24	500	527
	Amgen Inc.	1.900%	2/21/25	180	183
	Amgen Inc.	3.125%	5/1/25	175	184
	Amgen Inc.	2.600%	8/19/26	455	474
	Amgen Inc.	2.200%	2/21/27	150	153
	Amgen Inc.	1.650%	8/15/28	200	196
	Amgen Inc.	2.000%	1/15/32	450	435
	Amgen Inc.	3.150%	2/21/40	575	588
	Amgen Inc.	2.800%	8/15/41	450	435
	Amgen Inc.	4.950%	10/1/41	240	301
	Amgen Inc.	5.150%	11/15/41	126	161
	Amgen Inc.	4.400%	5/1/45	450	537
	Amgen Inc.	3.375%	2/21/50	725	753
	Amgen Inc.	3.000%	1/15/52	1,306	1,273
	Amgen Inc.	2.770%	9/1/53	172	161
	Anthem Inc.	2.950%	12/1/22	150	153
	Anthem Inc.	3.300%	1/15/23	625	642
	Anthem Inc.	3.500%	8/15/24	475	502
	Anthem Inc.	3.350%	12/1/24	160	169
	Anthem Inc.	2.375%	1/15/25	100	103
	Anthem Inc.	2.250%	5/15/30	530	529
	Anthem Inc.	2.550%	3/15/31	650	665
	Anthem Inc.	5.950%	12/15/34	1	1
	Anthem Inc.	5.850%	1/15/36	75	100
	Anthem Inc.	6.375%	6/15/37	50	71
	Anthem Inc.	4.625%	5/15/42	175	218
	Anthem Inc.	4.650%	1/15/43	775	968
	Anthem Inc.	5.100%	1/15/44	100	132
	Anthem Inc.	4.375%	12/1/47	300	368
	Anthem Inc.	4.550%	3/1/48	155	194
	Anthem Inc.	4.850%	8/15/54	30	39
	Ascension Health	2.532%	11/15/29	350	365
	Ascension Health	3.106%	11/15/39	100	107
	Ascension Health	3.945%	11/15/46	175	216
[2]	Ascension Health	4.847%	11/15/53	75	107
	Astrazeneca Finance LLC	0.700%	5/28/24	250	248
	Astrazeneca Finance LLC	1.200%	5/28/26	200	198

42

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Astrazeneca Finance LLC	1.750%	5/28/28	200	199
	Astrazeneca Finance LLC	2.250%	5/28/31	200	202
	AstraZeneca plc	0.300%	5/26/23	200	199
	AstraZeneca plc	3.500%	8/17/23	225	235
	AstraZeneca plc	3.375%	11/16/25	400	429
	AstraZeneca plc	0.700%	4/8/26	500	484
	AstraZeneca plc	3.125%	6/12/27	175	188
	AstraZeneca plc	4.000%	1/17/29	200	225
	AstraZeneca plc	1.375%	8/6/30	300	283
	AstraZeneca plc	6.450%	9/15/37	450	663
	AstraZeneca plc	4.000%	9/18/42	290	346
	AstraZeneca plc	4.375%	11/16/45	200	256
	AstraZeneca plc	3.000%	5/28/51	335	352
	Banner Health	2.338%	1/1/30	125	127
	Banner Health	3.181%	1/1/50	75	80
	Baptist Healthcare System Obligated Group	3.540%	8/15/50	250	270
	Baxalta Inc.	3.600%	6/23/22	15	15
	Baxalta Inc.	4.000%	6/23/25	97	104
	Baxalta Inc.	5.250%	6/23/45	73	97
[5]	Baxter International Inc.	0.868%	12/1/23	200	199
[5]	Baxter International Inc.	1.322%	11/29/24	200	200
[5]	Baxter International Inc.	1.915%	2/1/27	250	251
[5]	Baxter International Inc.	2.272%	12/1/28	250	252
	Baxter International Inc.	1.730%	4/1/31	500	478
[5]	Baxter International Inc.	2.539%	2/1/32	500	505
	Baxter International Inc.	3.500%	8/15/46	100	109
[5]	Baxter International Inc.	3.132%	12/1/51	200	206
	Baylor Scott & White Holdings	1.777%	11/15/30	100	96
	Baylor Scott & White Holdings	4.185%	11/15/45	100	122
	Baylor Scott & White Holdings	2.839%	11/15/50	350	349
	Becton Dickinson and Co.	3.734%	12/15/24	75	80
	Becton Dickinson and Co.	3.700%	6/6/27	375	409
	Becton Dickinson and Co.	1.957%	2/11/31	500	482
	Becton Dickinson and Co.	4.875%	5/15/44	26	31
	Becton Dickinson and Co.	4.685%	12/15/44	196	246
	Becton Dickinson and Co.	4.669%	6/6/47	300	378
	Biogen Inc.	4.050%	9/15/25	350	380
	Biogen Inc.	2.250%	5/1/30	600	591
	Biogen Inc.	3.150%	5/1/50	300	292
[2]	Bon Secours Mercy Health Inc.	3.464%	6/1/30	100	108
	Bon Secours Mercy Health Inc.	3.205%	6/1/50	250	261
	Boston Scientific Corp.	3.450%	3/1/24	175	183
	Boston Scientific Corp.	1.900%	6/1/25	550	557
	Boston Scientific Corp.	3.750%	3/1/26	125	135
	Boston Scientific Corp.	4.000%	3/1/29	150	167
	Boston Scientific Corp.	2.650%	6/1/30	400	407
	Boston Scientific Corp.	6.750%	11/15/35	100	139
	Boston Scientific Corp.	4.550%	3/1/39	175	209
	Boston Scientific Corp.	7.375%	1/15/40	50	78
	Boston Scientific Corp.	4.700%	3/1/49	200	254
	Bristol-Myers Squibb Co.	0.537%	11/13/23	500	497
	Bristol-Myers Squibb Co.	2.900%	7/26/24	675	706
	Bristol-Myers Squibb Co.	3.875%	8/15/25	574	621
	Bristol-Myers Squibb Co.	3.200%	6/15/26	460	494
	Bristol-Myers Squibb Co.	1.125%	11/13/27	500	487
	Bristol-Myers Squibb Co.	3.450%	11/15/27	210	230
	Bristol-Myers Squibb Co.	3.900%	2/20/28	275	307
	Bristol-Myers Squibb Co.	3.400%	7/26/29	500	547
	Bristol-Myers Squibb Co.	1.450%	11/13/30	400	381
	Bristol-Myers Squibb Co.	4.125%	6/15/39	380	449
	Bristol-Myers Squibb Co.	2.350%	11/13/40	500	473
	Bristol-Myers Squibb Co.	3.250%	8/1/42	100	107
	Bristol-Myers Squibb Co.	4.500%	3/1/44	75	94
	Bristol-Myers Squibb Co.	4.625%	5/15/44	175	223
	Bristol-Myers Squibb Co.	5.000%	8/15/45	361	481
	Bristol-Myers Squibb Co.	4.350%	11/15/47	250	310
	Bristol-Myers Squibb Co.	4.550%	2/20/48	300	383
	Bristol-Myers Squibb Co.	4.250%	10/26/49	500	618
	Bristol-Myers Squibb Co.	2.550%	11/13/50	500	474
	Cardinal Health Inc.	3.200%	3/15/23	150	154
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Cardinal Health Inc.	3.079%	6/15/24	290	301
	Cardinal Health Inc.	3.750%	9/15/25	100	107
	Cardinal Health Inc.	4.600%	3/15/43	75	87
	Cardinal Health Inc.	4.500%	11/15/44	50	57
	Cardinal Health Inc.	4.900%	9/15/45	100	120
	Cardinal Health Inc.	4.368%	6/15/47	125	141
	Children's Health System of Texas	2.511%	8/15/50	100	94
	Children's Hospital Corp.	4.115%	1/1/47	75	92
	Children's Hospital Corp.	2.585%	2/1/50	50	48
	Children's Hospital Medical Center	4.268%	5/15/44	50	63
	CHRISTUS Health	4.341%	7/1/28	125	141
	Cigna Corp.	3.000%	7/15/23	700	720
	Cigna Corp.	3.500%	6/15/24	175	184
	Cigna Corp.	3.250%	4/15/25	250	263
	Cigna Corp.	4.125%	11/15/25	467	511
	Cigna Corp.	4.500%	2/25/26	390	432
	Cigna Corp.	3.400%	3/1/27	275	296
	Cigna Corp.	7.875%	5/15/27	41	53
	Cigna Corp.	4.375%	10/15/28	610	693
	Cigna Corp.	2.400%	3/15/30	765	770
	Cigna Corp.	2.375%	3/15/31	250	251
	Cigna Corp.	4.800%	8/15/38	415	510
	Cigna Corp.	3.200%	3/15/40	150	155
	Cigna Corp.	6.125%	11/15/41	92	132
	Cigna Corp.	4.800%	7/15/46	400	505
	Cigna Corp.	3.875%	10/15/47	370	411
	Cigna Corp.	4.900%	12/15/48	545	704
	Cigna Corp.	3.400%	3/15/50	375	391
	City of Hope	5.623%	11/15/43	75	105
	City of Hope	4.378%	8/15/48	100	125
	CommonSpirit Health	2.760%	10/1/24	100	103
	CommonSpirit Health	2.782%	10/1/30	500	513
[2]	CommonSpirit Health	4.350%	11/1/42	225	257
	CommonSpirit Health	3.817%	10/1/49	50	57
	CommonSpirit Health	4.187%	10/1/49	200	233
	Community Health Network Inc.	3.099%	5/1/50	250	249
	Cottage Health Obligated Group	3.304%	11/1/49	100	107
	CVS Health Corp.	2.750%	12/1/22	150	152
	CVS Health Corp.	4.750%	12/1/22	150	154
	CVS Health Corp.	3.375%	8/12/24	275	289
	CVS Health Corp.	3.875%	7/20/25	573	616
	CVS Health Corp.	2.875%	6/1/26	2,166	2,269
	CVS Health Corp.	3.000%	8/15/26	450	474
	CVS Health Corp.	1.300%	8/21/27	400	388
	CVS Health Corp.	4.300%	3/25/28	677	760
	CVS Health Corp.	3.250%	8/15/29	360	384
	CVS Health Corp.	1.750%	8/21/30	225	215
	CVS Health Corp.	1.875%	2/28/31	500	480
	CVS Health Corp.	2.125%	9/15/31	500	490
	CVS Health Corp.	4.875%	7/20/35	125	153
	CVS Health Corp.	4.780%	3/25/38	1,000	1,218
	CVS Health Corp.	6.125%	9/15/39	75	104
	CVS Health Corp.	4.125%	4/1/40	200	229
	CVS Health Corp.	2.700%	8/21/40	275	264
	CVS Health Corp.	5.300%	12/5/43	150	198
	CVS Health Corp.	5.125%	7/20/45	1,025	1,333
	CVS Health Corp.	5.050%	3/25/48	1,150	1,505
	CVS Health Corp.	4.250%	4/1/50	300	362
	Danaher Corp.	3.350%	9/15/25	100	107
	Danaher Corp.	4.375%	9/15/45	75	93
	Danaher Corp.	2.600%	10/1/50	500	476
	Dartmouth-Hitchcock Health	4.178%	8/1/48	100	121
	DENTSPLY SIRONA Inc.	3.250%	6/1/30	150	158
	DH Europe Finance II Sarl	2.200%	11/15/24	250	256
	DH Europe Finance II Sarl	2.600%	11/15/29	150	155
	DH Europe Finance II Sarl	3.250%	11/15/39	175	186
	Dignity Health	3.812%	11/1/24	100	106
	Dignity Health	4.500%	11/1/42	100	118
	Dignity Health	5.267%	11/1/64	50	70
	Duke University Health System Inc.	3.920%	6/1/47	100	119
	Edwards Lifesciences Corp.	4.300%	6/15/28	100	112

43

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Eli Lilly & Co.	2.750%	6/1/25	71	74
	Eli Lilly & Co.	3.375%	3/15/29	92	101
	Eli Lilly & Co.	2.500%	9/15/60	250	234
	Gilead Sciences Inc.	2.500%	9/1/23	300	307
	Gilead Sciences Inc.	3.700%	4/1/24	470	494
	Gilead Sciences Inc.	3.650%	3/1/26	575	620
	Gilead Sciences Inc.	2.950%	3/1/27	525	553
	Gilead Sciences Inc.	4.600%	9/1/35	575	697
	Gilead Sciences Inc.	4.000%	9/1/36	350	403
	Gilead Sciences Inc.	5.650%	12/1/41	175	240
	Gilead Sciences Inc.	4.800%	4/1/44	400	506
	Gilead Sciences Inc.	4.750%	3/1/46	455	577
	Gilead Sciences Inc.	2.800%	10/1/50	475	460
	GlaxoSmithKline Capital Inc.	3.375%	5/15/23	225	233
	GlaxoSmithKline Capital Inc.	3.625%	5/15/25	604	650
	GlaxoSmithKline Capital Inc.	3.875%	5/15/28	375	419
	GlaxoSmithKline Capital Inc.	5.375%	4/15/34	85	113
	GlaxoSmithKline Capital Inc.	6.375%	5/15/38	550	810
	GlaxoSmithKline Capital Inc.	4.200%	3/18/43	100	122
	GlaxoSmithKline Capital plc	0.534%	10/1/23	500	498
	GlaxoSmithKline Capital plc	3.375%	6/1/29	25	27
	Hackensack Meridian Health Inc.	2.675%	9/1/41	250	245
	Hackensack Meridian Health Inc.	4.211%	7/1/48	125	154
	Hackensack Meridian Health Inc.	4.500%	7/1/57	50	67
[2]	Hartford HealthCare Corp.	3.447%	7/1/54	75	79
	HCA Inc.	4.750%	5/1/23	250	262
	HCA Inc.	5.000%	3/15/24	425	457
	HCA Inc.	5.250%	4/15/25	320	354
	HCA Inc.	5.250%	6/15/26	325	366
	HCA Inc.	4.500%	2/15/27	125	138
	HCA Inc.	4.125%	6/15/29	405	447
	HCA Inc.	2.375%	7/15/31	200	197
	HCA Inc.	5.125%	6/15/39	200	247
	HCA Inc.	5.500%	6/15/47	425	558
	HCA Inc.	5.250%	6/15/49	300	387
	HCA Inc.	3.500%	7/15/51	200	205
	Humana Inc.	2.900%	12/15/22	150	153
	Humana Inc.	0.650%	8/3/23	300	299
	Humana Inc.	3.850%	10/1/24	326	346
	Humana Inc.	1.350%	2/3/27	200	195
	Humana Inc.	3.950%	3/15/27	150	164
	Humana Inc.	4.875%	4/1/30	135	158
	Humana Inc.	2.150%	2/3/32	200	194
	Humana Inc.	4.625%	12/1/42	110	135
	Humana Inc.	4.950%	10/1/44	270	348
	Humana Inc.	3.950%	8/15/49	40	46
	IHC Health Services Inc.	4.131%	5/15/48	100	125
	Illumina Inc.	2.550%	3/23/31	250	250
	Indiana University Health Inc. Obligated Group	3.970%	11/1/48	125	152
	Iowa Health System	3.665%	2/15/50	125	142
	Johns Hopkins Health System Corp.	3.837%	5/15/46	125	149
	Johnson & Johnson	2.050%	3/1/23	125	127
	Johnson & Johnson	3.375%	12/5/23	200	210
	Johnson & Johnson	2.625%	1/15/25	250	261
	Johnson & Johnson	2.450%	3/1/26	350	365
	Johnson & Johnson	2.950%	3/3/27	200	214
	Johnson & Johnson	0.950%	9/1/27	300	293
	Johnson & Johnson	2.900%	1/15/28	100	107
	Johnson & Johnson	6.950%	9/1/29	75	103
	Johnson & Johnson	1.300%	9/1/30	300	289
	Johnson & Johnson	4.950%	5/15/33	150	193
	Johnson & Johnson	4.375%	12/5/33	175	215
	Johnson & Johnson	3.550%	3/1/36	175	200
	Johnson & Johnson	3.625%	3/3/37	300	345
	Johnson & Johnson	5.950%	8/15/37	200	288
	Johnson & Johnson	3.400%	1/15/38	200	224
	Johnson & Johnson	2.100%	9/1/40	250	237
	Johnson & Johnson	4.500%	9/1/40	150	193
	Johnson & Johnson	4.850%	5/15/41	75	100
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Johnson & Johnson	4.500%	12/5/43	200	255
	Johnson & Johnson	3.750%	3/3/47	250	297
	Johnson & Johnson	2.250%	9/1/50	400	373
	Kaiser Foundation Hospitals	3.150%	5/1/27	100	107
	Kaiser Foundation Hospitals	2.810%	6/1/41	250	251
	Kaiser Foundation Hospitals	4.875%	4/1/42	235	310
	Kaiser Foundation Hospitals	4.150%	5/1/47	150	186
	Kaiser Foundation Hospitals	3.266%	11/1/49	225	243
	Kaiser Foundation Hospitals	3.002%	6/1/51	250	258
	Koninklijke KPN NV	6.875%	3/11/38	100	146
	Koninklijke Philips NV	5.000%	3/15/42	150	190
	Laboratory Corp. of America Holdings	3.250%	9/1/24	150	157
	Laboratory Corp. of America Holdings	2.300%	12/1/24	100	103
	Laboratory Corp. of America Holdings	3.600%	2/1/25	200	211
	Laboratory Corp. of America Holdings	1.550%	6/1/26	200	198
	Laboratory Corp. of America Holdings	3.600%	9/1/27	100	108
	Laboratory Corp. of America Holdings	2.950%	12/1/29	125	130
	Laboratory Corp. of America Holdings	2.700%	6/1/31	200	204
	Laboratory Corp. of America Holdings	4.700%	2/1/45	195	238
	Mass General Brigham Inc.	3.192%	7/1/49	150	159
	Mass General Brigham Inc.	3.342%	7/1/60	250	273
	Mayo Clinic	3.774%	11/15/43	75	87
	Mayo Clinic	4.128%	11/15/52	50	63
	Mayo Clinic	3.196%	11/15/61	250	267
	McKesson Corp.	3.796%	3/15/24	200	210
	McKesson Corp.	0.900%	12/3/25	500	485
[2]	MedStar Health Inc.	3.626%	8/15/49	75	83
	Medtronic Inc.	3.500%	3/15/25	200	213
	Medtronic Inc.	4.375%	3/15/35	411	506
	Medtronic Inc.	4.625%	3/15/45	344	451
	Memorial Health Services	3.447%	11/1/49	150	168
	Memorial Sloan-Kettering Cancer Center	2.955%	1/1/50	100	102
	Memorial Sloan-Kettering Cancer Center	4.125%	7/1/52	150	188
	Memorial Sloan-Kettering Cancer Center	4.200%	7/1/55	25	32
	Merck & Co. Inc.	2.800%	5/18/23	325	335
	Merck & Co. Inc.	2.750%	2/10/25	740	775
	Merck & Co. Inc.	1.700%	6/10/27	400	403
	Merck & Co. Inc.	1.900%	12/10/28	175	176
	Merck & Co. Inc.	3.400%	3/7/29	375	409
	Merck & Co. Inc.	1.450%	6/24/30	210	201
	Merck & Co. Inc.	2.150%	12/10/31	275	276
	Merck & Co. Inc.	6.500%	12/1/33	125	181
	Merck & Co. Inc.	3.900%	3/7/39	200	234
	Merck & Co. Inc.	3.600%	9/15/42	100	113
	Merck & Co. Inc.	4.150%	5/18/43	200	243
	Merck & Co. Inc.	3.700%	2/10/45	525	604
	Merck & Co. Inc.	4.000%	3/7/49	300	365
	Merck & Co. Inc.	2.450%	6/24/50	300	283
	Merck & Co. Inc.	2.750%	12/10/51	400	398
	Merck & Co. Inc.	2.900%	12/10/61	375	374
	Mercy Health	4.302%	7/1/28	25	28
	Methodist Hospital	2.705%	12/1/50	300	291
[2]	Montefiore Obligated Group	5.246%	11/1/48	150	162
	Mount Sinai Hospitals Group Inc.	3.391%	7/1/50	500	518
	MultiCare Health System	2.803%	8/15/50	250	245
	Mylan Inc.	4.200%	11/29/23	100	105
	Mylan Inc.	5.400%	11/29/43	100	124
	Mylan Inc.	5.200%	4/15/48	175	217
	New York and Presbyterian Hospital	4.024%	8/1/45	130	159
	New York and Presbyterian Hospital	4.063%	8/1/56	75	97
	New York and Presbyterian Hospital	2.606%	8/1/60	300	287
	New York and Presbyterian Hospital	3.954%	8/1/19	125	151

44

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Northwell Healthcare Inc.	3.979%	11/1/46	100	114
	Northwell Healthcare Inc.	4.260%	11/1/47	200	238
	Northwell Healthcare Inc.	3.809%	11/1/49	100	111
	Novant Health Inc.	2.637%	11/1/36	250	252
	Novartis Capital Corp.	3.400%	5/6/24	400	422
	Novartis Capital Corp.	1.750%	2/14/25	200	203
	Novartis Capital Corp.	2.000%	2/14/27	525	535
	Novartis Capital Corp.	3.100%	5/17/27	175	187
	Novartis Capital Corp.	2.200%	8/14/30	410	416
	Novartis Capital Corp.	3.700%	9/21/42	100	115
	Novartis Capital Corp.	4.400%	5/6/44	375	481
	Novartis Capital Corp.	4.000%	11/20/45	225	273
	Novartis Capital Corp.	2.750%	8/14/50	75	76
	NY Society for Relief of Ruptured & Crippled Maintaining Hospital Special Surgery	2.667%	10/1/50	10	9
	NYU Langone Hospitals	4.784%	7/1/44	100	127
[2]	NYU Langone Hospitals	4.368%	7/1/47	110	131
	NYU Langone Hospitals	3.380%	7/1/55	200	206
[2]	OhioHealth Corp.	3.042%	11/15/50	100	105
	Orlando Health Obligated Group	4.089%	10/1/48	50	60
	PeaceHealth Obligated Group	4.787%	11/15/48	75	100
	PeaceHealth Obligated Group	3.218%	11/15/50	200	207
	PerkinElmer Inc.	0.850%	9/15/24	250	246
	PerkinElmer Inc.	1.900%	9/15/28	250	246
	PerkinElmer Inc.	3.300%	9/15/29	175	186
	PerkinElmer Inc.	3.625%	3/15/51	150	163
	Pfizer Inc.	3.200%	9/15/23	125	130
	Pfizer Inc.	2.950%	3/15/24	150	156
	Pfizer Inc.	2.750%	6/3/26	590	626
	Pfizer Inc.	3.600%	9/15/28	200	222
	Pfizer Inc.	3.450%	3/15/29	375	414
	Pfizer Inc.	2.625%	4/1/30	300	315
	Pfizer Inc.	1.700%	5/28/30	225	220
	Pfizer Inc.	1.750%	8/18/31	200	196
	Pfizer Inc.	4.000%	12/15/36	300	356
	Pfizer Inc.	4.100%	9/15/38	150	178
	Pfizer Inc.	3.900%	3/15/39	125	146
	Pfizer Inc.	7.200%	3/15/39	425	684
	Pfizer Inc.	2.550%	5/28/40	200	199
	Pfizer Inc.	4.300%	6/15/43	125	154
	Pfizer Inc.	4.400%	5/15/44	200	250
	Pfizer Inc.	4.125%	12/15/46	250	309
	Pfizer Inc.	4.200%	9/15/48	350	440
	Pfizer Inc.	4.000%	3/15/49	175	215
	Pfizer Inc.	2.700%	5/28/50	450	453
	Pharmacia LLC	6.600%	12/1/28	175	227
	Providence St. Joseph Health Obligated Group	2.746%	10/1/26	50	52
	Providence St. Joseph Health Obligated Group	2.532%	10/1/29	150	155
[2]	Providence St. Joseph Health Obligated Group	3.744%	10/1/47	75	86
[2]	Providence St. Joseph Health Obligated Group	3.930%	10/1/48	75	88
	Quest Diagnostics Inc.	4.250%	4/1/24	100	106
	Quest Diagnostics Inc.	3.500%	3/30/25	100	106
	Quest Diagnostics Inc.	3.450%	6/1/26	125	134
	Quest Diagnostics Inc.	4.200%	6/30/29	140	158
	Quest Diagnostics Inc.	2.950%	6/30/30	160	167
	Quest Diagnostics Inc.	2.800%	6/30/31	125	129
	Quest Diagnostics Inc.	5.750%	1/30/40	13	16
	Quest Diagnostics Inc.	4.700%	3/30/45	25	31
	Regeneron Pharmaceuticals Inc.	1.750%	9/15/30	500	473
	Royalty Pharma plc	0.750%	9/2/23	300	298
	Royalty Pharma plc	1.200%	9/2/25	300	295
	Royalty Pharma plc	2.200%	9/2/30	300	291
	Royalty Pharma plc	3.550%	9/2/50	350	348
	Royalty Pharma plc	3.350%	9/2/51	250	240
	Rush Obligated Group	3.922%	11/15/29	75	84
	RWJ Barnabas Health Inc.	3.949%	7/1/46	100	118
	RWJ Barnabas Health Inc.	3.477%	7/1/49	25	28
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Sanofi	3.375%	6/19/23	225	233
Sanofi	3.625%	6/19/28	225	253
Seattle Children's Hospital	2.719%	10/1/50	200	195
Shire Acquisitions Investments Ireland DAC	2.875%	9/23/23	1,425	1,465
Shire Acquisitions Investments Ireland DAC	3.200%	9/23/26	575	610
Smith & Nephew plc	2.032%	10/14/30	300	290
Spectrum Health System Obligated Group	3.487%	7/15/49	75	83
SSM Health Care Corp.	3.688%	6/1/23	150	155
SSM Health Care Corp.	3.823%	6/1/27	100	110
Stanford Health Care	3.795%	11/15/48	125	148
Stryker Corp.	3.375%	5/15/24	213	223
Stryker Corp.	1.150%	6/15/25	100	99
Stryker Corp.	3.375%	11/1/25	140	149
Stryker Corp.	3.500%	3/15/26	183	196
Stryker Corp.	3.650%	3/7/28	50	54
Stryker Corp.	4.100%	4/1/43	75	88
Stryker Corp.	4.375%	5/15/44	50	61
Stryker Corp.	4.625%	3/15/46	175	224
Stryker Corp.	2.900%	6/15/50	100	101
Sutter Health	1.321%	8/15/25	500	498
Sutter Health	3.695%	8/15/28	75	83
Sutter Health	4.091%	8/15/48	75	88
Takeda Pharmaceutical Co. Ltd.	4.400%	11/26/23	200	212
Takeda Pharmaceutical Co. Ltd.	5.000%	11/26/28	405	476
Takeda Pharmaceutical Co. Ltd.	2.050%	3/31/30	500	487
Takeda Pharmaceutical Co. Ltd.	3.025%	7/9/40	400	403
Takeda Pharmaceutical Co. Ltd.	3.175%	7/9/50	610	618
Takeda Pharmaceutical Co. Ltd.	3.375%	7/9/60	200	208
Texas Health Resources	2.328%	11/15/50	300	270
Thermo Fisher Scientific Inc.	0.797%	10/18/23	250	249
Thermo Fisher Scientific Inc.	1.215%	10/18/24	250	250
Thermo Fisher Scientific Inc.	3.650%	12/15/25	400	429
Thermo Fisher Scientific Inc.	2.000%	10/15/31	500	493
Thermo Fisher Scientific Inc.	2.800%	10/15/41	250	252
Thermo Fisher Scientific Inc.	5.300%	2/1/44	185	257
Toledo Hospital	5.325%	11/15/28	50	56
Toledo Hospital	6.015%	11/15/48	75	92
Trinity Health Corp.	4.125%	12/1/45	85	102
UnitedHealth Group Inc.	2.750%	2/15/23	175	178
UnitedHealth Group Inc.	2.875%	3/15/23	25	26
UnitedHealth Group Inc.	3.500%	6/15/23	100	104
UnitedHealth Group Inc.	3.500%	2/15/24	100	105
UnitedHealth Group Inc.	2.375%	8/15/24	300	311
UnitedHealth Group Inc.	3.750%	7/15/25	950	1,031
UnitedHealth Group Inc.	3.700%	12/15/25	75	82
UnitedHealth Group Inc.	3.100%	3/15/26	225	241
UnitedHealth Group Inc.	3.450%	1/15/27	175	191
UnitedHealth Group Inc.	3.375%	4/15/27	350	380
UnitedHealth Group Inc.	2.950%	10/15/27	150	160
UnitedHealth Group Inc.	3.875%	12/15/28	150	168
UnitedHealth Group Inc.	2.875%	8/15/29	150	159
UnitedHealth Group Inc.	2.000%	5/15/30	755	749
UnitedHealth Group Inc.	2.300%	5/15/31	650	660
UnitedHealth Group Inc.	4.625%	7/15/35	175	218
UnitedHealth Group Inc.	6.500%	6/15/37	50	74
UnitedHealth Group Inc.	6.625%	11/15/37	125	186
UnitedHealth Group Inc.	6.875%	2/15/38	245	376
UnitedHealth Group Inc.	3.500%	8/15/39	240	265
UnitedHealth Group Inc.	2.750%	5/15/40	200	202
UnitedHealth Group Inc.	5.950%	2/15/41	60	86
UnitedHealth Group Inc.	3.050%	5/15/41	300	313
UnitedHealth Group Inc.	4.625%	11/15/41	110	138
UnitedHealth Group Inc.	4.375%	3/15/42	50	61
UnitedHealth Group Inc.	3.950%	10/15/42	175	204
UnitedHealth Group Inc.	4.250%	3/15/43	125	151
UnitedHealth Group Inc.	4.750%	7/15/45	305	399
UnitedHealth Group Inc.	4.200%	1/15/47	210	256
UnitedHealth Group Inc.	4.250%	4/15/47	290	355
UnitedHealth Group Inc.	4.250%	6/15/48	300	371

45

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	UnitedHealth Group Inc.	4.450%	12/15/48	150	192
	UnitedHealth Group Inc.	3.700%	8/15/49	310	358
	UnitedHealth Group Inc.	3.250%	5/15/51	750	812
	UnitedHealth Group Inc.	3.875%	8/15/59	420	503
	UnitedHealth Group Inc.	3.125%	5/15/60	250	259
[5]	Universal Health Services Inc.	2.650%	10/15/30	300	298
	UPMC	3.600%	4/3/25	125	132
	Utah Acquisition Sub Inc.	3.950%	6/15/26	889	959
	Utah Acquisition Sub Inc.	5.250%	6/15/46	225	276
	Viatris Inc.	1.650%	6/22/25	175	174
	Viatris Inc.	2.300%	6/22/27	175	177
	Viatris Inc.	2.700%	6/22/30	525	527
	Viatris Inc.	3.850%	6/22/40	525	560
	Viatris Inc.	4.000%	6/22/50	500	535
[2]	Willis-Knighton Medical Center	4.813%	9/1/48	50	64
	Wyeth LLC	7.250%	3/1/23	250	268
	Wyeth LLC	6.450%	2/1/24	300	333
	Wyeth LLC	6.500%	2/1/34	150	214
	Wyeth LLC	6.000%	2/15/36	85	120
	Wyeth LLC	5.950%	4/1/37	385	542
	Zeneca Wilmington Inc.	7.000%	11/15/23	25	28
	Zimmer Biomet Holdings Inc.	1.450%	11/22/24	200	200
	Zimmer Biomet Holdings Inc.	3.050%	1/15/26	250	262
	Zimmer Biomet Holdings Inc.	2.600%	11/24/31	200	201
	Zimmer Biomet Holdings Inc.	5.750%	11/30/39	50	67
	Zimmer Biomet Holdings Inc.	4.450%	8/15/45	150	179
	Zoetis Inc.	3.250%	2/1/23	350	357
	Zoetis Inc.	4.500%	11/13/25	100	110
	Zoetis Inc.	3.000%	9/12/27	150	159
	Zoetis Inc.	3.900%	8/20/28	100	111
	Zoetis Inc.	2.000%	5/15/30	150	148
	Zoetis Inc.	4.700%	2/1/43	175	223
	Zoetis Inc.	3.950%	9/12/47	150	178
	Zoetis Inc.	4.450%	8/20/48	75	96
					153,668
Industrials (2.3%)
	3M Co.	1.750%	2/14/23	200	202
	3M Co.	2.250%	3/15/23	175	178
	3M Co.	3.250%	2/14/24	100	105
	3M Co.	2.000%	2/14/25	150	154
	3M Co.	2.650%	4/15/25	100	104
	3M Co.	3.000%	8/7/25	100	106
	3M Co.	2.250%	9/19/26	150	155
	3M Co.	2.875%	10/15/27	125	133
	3M Co.	3.375%	3/1/29	150	164
	3M Co.	2.375%	8/26/29	360	369
	3M Co.	3.125%	9/19/46	75	79
	3M Co.	3.625%	10/15/47	100	114
	3M Co.	4.000%	9/14/48	250	302
	3M Co.	3.250%	8/26/49	300	328
	3M Co.	3.700%	4/15/50	125	148
	Allegion plc	3.500%	10/1/29	75	80
	Allegion US Holding Co. Inc.	3.550%	10/1/27	175	186
	American Airlines 2021-1 Class A Pass Through Trust	2.875%	1/11/36	250	245
[2]	American Airlines Class AA Series 2015-2 Pass Through Trust	3.600%	3/22/29	41	42
[2]	American Airlines Class AA Series 2016-1 Pass Through Trust	3.575%	7/15/29	114	116
[2]	American Airlines Class AA Series 2016-3 Pass Through Trust	3.000%	4/15/30	116	116
[2]	American Airlines Class AA Series 2017-1 Pass Through Trust	3.650%	8/15/30	39	41
[2]	American Airlines Class AA Series 2019-1 Pass Through Trust	3.150%	8/15/33	46	46
	Amphenol Corp.	3.200%	4/1/24	50	52
	Amphenol Corp.	2.050%	3/1/25	40	41
	Amphenol Corp.	4.350%	6/1/29	100	114
	Amphenol Corp.	2.800%	2/15/30	275	284
	Amphenol Corp.	2.200%	9/15/31	100	98
	Block Financial LLC	5.250%	10/1/25	100	111
	Block Financial LLC	3.875%	8/15/30	200	214
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
BNSF Funding Trust I	6.613%	12/15/55	65	73
Boeing Co.	1.167%	2/4/23	300	300
Boeing Co.	2.800%	3/1/23	400	407
Boeing Co.	4.508%	5/1/23	625	652
Boeing Co.	1.875%	6/15/23	200	202
Boeing Co.	1.950%	2/1/24	500	507
Boeing Co.	1.433%	2/4/24	500	499
Boeing Co.	2.800%	3/1/24	75	77
Boeing Co.	2.850%	10/30/24	100	103
Boeing Co.	2.500%	3/1/25	145	148
Boeing Co.	4.875%	5/1/25	795	871
Boeing Co.	2.196%	2/4/26	1,200	1,200
Boeing Co.	3.100%	5/1/26	100	104
Boeing Co.	2.250%	6/15/26	50	50
Boeing Co.	2.700%	2/1/27	195	199
Boeing Co.	2.800%	3/1/27	50	51
Boeing Co.	5.040%	5/1/27	360	407
Boeing Co.	3.250%	3/1/28	100	103
Boeing Co.	3.450%	11/1/28	500	525
Boeing Co.	3.200%	3/1/29	200	207
Boeing Co.	2.950%	2/1/30	190	192
Boeing Co.	5.150%	5/1/30	945	1,103
Boeing Co.	3.625%	2/1/31	275	293
Boeing Co.	6.125%	2/15/33	75	95
Boeing Co.	3.600%	5/1/34	350	366
Boeing Co.	3.250%	2/1/35	190	191
Boeing Co.	6.625%	2/15/38	50	67
Boeing Co.	3.550%	3/1/38	50	51
Boeing Co.	3.500%	3/1/39	75	75
Boeing Co.	6.875%	3/15/39	100	139
Boeing Co.	5.875%	2/15/40	75	96
Boeing Co.	5.705%	5/1/40	740	951
Boeing Co.	3.375%	6/15/46	75	72
Boeing Co.	3.650%	3/1/47	150	150
Boeing Co.	3.625%	3/1/48	75	75
Boeing Co.	3.850%	11/1/48	60	62
Boeing Co.	3.900%	5/1/49	150	157
Boeing Co.	3.750%	2/1/50	150	155
Boeing Co.	5.805%	5/1/50	1,130	1,530
Boeing Co.	3.825%	3/1/59	200	200
Boeing Co.	3.950%	8/1/59	75	78
Boeing Co.	5.930%	5/1/60	735	1,019
Burlington Northern Santa Fe LLC	3.000%	3/15/23	175	179
Burlington Northern Santa Fe LLC	3.850%	9/1/23	75	78
Burlington Northern Santa Fe LLC	3.750%	4/1/24	200	211
Burlington Northern Santa Fe LLC	3.400%	9/1/24	150	158
Burlington Northern Santa Fe LLC	3.000%	4/1/25	100	105
Burlington Northern Santa Fe LLC	3.650%	9/1/25	75	81
Burlington Northern Santa Fe LLC	3.250%	6/15/27	225	244
Burlington Northern Santa Fe LLC	6.200%	8/15/36	125	178
Burlington Northern Santa Fe LLC	5.050%	3/1/41	125	163
Burlington Northern Santa Fe LLC	5.400%	6/1/41	250	338
Burlington Northern Santa Fe LLC	4.400%	3/15/42	250	306
Burlington Northern Santa Fe LLC	4.375%	9/1/42	200	244
Burlington Northern Santa Fe LLC	4.450%	3/15/43	175	216
Burlington Northern Santa Fe LLC	5.150%	9/1/43	125	168
Burlington Northern Santa Fe LLC	4.900%	4/1/44	100	131
Burlington Northern Santa Fe LLC	4.550%	9/1/44	150	189
Burlington Northern Santa Fe LLC	4.150%	4/1/45	125	150
Burlington Northern Santa Fe LLC	4.700%	9/1/45	75	96
Burlington Northern Santa Fe LLC	3.900%	8/1/46	150	175
Burlington Northern Santa Fe LLC	4.125%	6/15/47	125	151
Burlington Northern Santa Fe LLC	4.050%	6/15/48	375	451
Burlington Northern Santa Fe LLC	4.150%	12/15/48	200	245
Burlington Northern Santa Fe LLC	3.550%	2/15/50	400	450
Burlington Northern Santa Fe LLC	3.050%	2/15/51	200	207
Burlington Northern Santa Fe LLC	2.875%	6/15/52	200	201
Canadian National Railway Co.	2.950%	11/21/24	233	243
Canadian National Railway Co.	6.250%	8/1/34	75	104
Canadian National Railway Co.	6.200%	6/1/36	75	105
Canadian National Railway Co.	6.375%	11/15/37	100	143

46

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Canadian National Railway Co.	3.650%	2/3/48	125	142
	Canadian National Railway Co.	2.450%	5/1/50	425	396
	Canadian Pacific Railway Co.	4.450%	3/15/23	225	233
	Canadian Pacific Railway Co.	2.050%	3/5/30	200	198
	Canadian Pacific Railway Co.	7.125%	10/15/31	100	139
	Canadian Pacific Railway Co.	2.450%	12/2/31	250	254
	Canadian Pacific Railway Co.	5.950%	5/15/37	450	617
	Canadian Pacific Railway Co.	3.000%	12/2/41	500	511
	Canadian Pacific Railway Co.	3.100%	12/2/51	500	511
	Canadian Pacific Railway Co.	6.125%	9/15/15	120	178
	Carrier Global Corp.	2.242%	2/15/25	400	410
	Carrier Global Corp.	2.493%	2/15/27	250	257
	Carrier Global Corp.	2.722%	2/15/30	600	613
	Carrier Global Corp.	2.700%	2/15/31	85	86
	Carrier Global Corp.	3.377%	4/5/40	300	313
	Carrier Global Corp.	3.577%	4/5/50	400	426
	Caterpillar Financial Services Corp.	3.450%	5/15/23	200	207
	Caterpillar Financial Services Corp.	0.650%	7/7/23	250	250
	Caterpillar Financial Services Corp.	3.650%	12/7/23	70	74
	Caterpillar Financial Services Corp.	2.850%	5/17/24	125	130
	Caterpillar Financial Services Corp.	3.300%	6/9/24	250	263
	Caterpillar Financial Services Corp.	0.600%	9/13/24	200	198
	Caterpillar Financial Services Corp.	2.150%	11/8/24	300	309
	Caterpillar Financial Services Corp.	3.250%	12/1/24	477	506
	Caterpillar Financial Services Corp.	1.450%	5/15/25	100	100
	Caterpillar Financial Services Corp.	0.800%	11/13/25	500	490
	Caterpillar Financial Services Corp.	0.900%	3/2/26	500	489
	Caterpillar Financial Services Corp.	2.400%	8/9/26	100	104
	Caterpillar Financial Services Corp.	1.150%	9/14/26	200	197
	Caterpillar Inc.	3.400%	5/15/24	150	158
	Caterpillar Inc.	2.600%	9/19/29	200	210
	Caterpillar Inc.	2.600%	4/9/30	120	125
	Caterpillar Inc.	6.050%	8/15/36	100	142
	Caterpillar Inc.	5.200%	5/27/41	150	206
	Caterpillar Inc.	3.803%	8/15/42	243	284
	Caterpillar Inc.	3.250%	9/19/49	200	220
	Caterpillar Inc.	3.250%	4/9/50	200	221
	Caterpillar Inc.	4.750%	5/15/64	100	144
	Cintas Corp. No. 2	3.700%	4/1/27	175	192
	CNH Industrial Capital LLC	1.950%	7/2/23	75	76
	CNH Industrial Capital LLC	4.200%	1/15/24	675	713
	CNH Industrial Capital LLC	1.450%	7/15/26	200	196
	CNH Industrial NV	3.850%	11/15/27	100	109
[2]	Continental Airlines Class A Series 2007-1 Pass Through Trust	5.983%	10/19/23	11	11
[2]	Continental Airlines Class A Series 2012-2 Pass Through Trust	4.000%	4/29/26	30	31
	Crane Co.	4.450%	12/15/23	50	53
	Crane Co.	4.200%	3/15/48	125	139
	CSX Corp.	3.400%	8/1/24	62	65
	CSX Corp.	3.350%	11/1/25	150	160
	CSX Corp.	3.250%	6/1/27	150	161
	CSX Corp.	3.800%	3/1/28	350	385
	CSX Corp.	4.250%	3/15/29	200	226
	CSX Corp.	2.400%	2/15/30	172	175
	CSX Corp.	6.220%	4/30/40	152	218
	CSX Corp.	5.500%	4/15/41	225	300
	CSX Corp.	4.750%	5/30/42	210	263
	CSX Corp.	4.100%	3/15/44	150	174
	CSX Corp.	4.300%	3/1/48	250	304
	CSX Corp.	4.500%	3/15/49	225	281
	CSX Corp.	3.350%	9/15/49	265	282
	CSX Corp.	4.500%	8/1/54	25	32
	CSX Corp.	4.250%	11/1/66	150	184
	CSX Corp.	4.650%	3/1/68	75	98
	Cummins Inc.	0.750%	9/1/25	400	393
	Cummins Inc.	1.500%	9/1/30	300	284
	Cummins Inc.	2.600%	9/1/50	200	188
	Deere & Co.	2.750%	4/15/25	100	105
	Deere & Co.	5.375%	10/16/29	125	155
	Deere & Co.	7.125%	3/3/31	100	140
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Deere & Co.	3.900%	6/9/42	250	297
	Deere & Co.	2.875%	9/7/49	200	207
	Deere & Co.	3.750%	4/15/50	175	210
	Delta Air Lines Class AA Series 2019-1 Pass Through Trust	3.204%	10/25/25	75	77
[2]	Delta Air Lines Class AA Series 2020-1 Pass Through Trust	2.000%	12/10/29	137	134
[5]	Delta Air Lines Inc.	7.000%	5/1/25	293	335
[2,5]	Delta Air Lines Inc. / SkyMiles IP Ltd.	4.750%	10/20/28	200	219
	Dover Corp.	3.150%	11/15/25	200	211
	Dover Corp.	2.950%	11/4/29	75	79
	Eaton Corp.	4.150%	11/2/42	150	176
	Emerson Electric Co.	2.000%	12/21/28	200	200
	Emerson Electric Co.	1.950%	10/15/30	100	99
	Emerson Electric Co.	2.200%	12/21/31	200	199
	Emerson Electric Co.	2.750%	10/15/50	150	145
	Emerson Electric Co.	2.800%	12/21/51	200	196
	FedEx Corp.	3.250%	4/1/26	100	107
	FedEx Corp.	3.100%	8/5/29	200	211
	FedEx Corp.	4.250%	5/15/30	100	114
	FedEx Corp.	3.900%	2/1/35	200	223
	FedEx Corp.	3.875%	8/1/42	125	137
	FedEx Corp.	4.100%	4/15/43	75	84
	FedEx Corp.	5.100%	1/15/44	250	319
	FedEx Corp.	4.100%	2/1/45	125	140
	FedEx Corp.	4.750%	11/15/45	250	305
	FedEx Corp.	4.550%	4/1/46	225	269
	FedEx Corp.	4.400%	1/15/47	125	147
	FedEx Corp.	4.050%	2/15/48	200	226
	FedEx Corp.	4.950%	10/17/48	250	319
	FedEx Corp.	5.250%	5/15/50	250	335
	FedEx Corp.	4.500%	2/1/65	60	71
[2]	FedEx Corp. Class AA Series 2020-1 Pass Through Trust	1.875%	8/20/35	473	463
	Flowserve Corp.	3.500%	10/1/30	90	93
	Fortive Corp.	3.150%	6/15/26	150	159
	Fortive Corp.	4.300%	6/15/46	100	119
	GE Capital Funding LLC	3.450%	5/15/25	445	467
	GE Capital Funding LLC	4.550%	5/15/32	200	236
	GE Capital International Funding Co. Unlimited Co.	4.418%	11/15/35	1,670	2,003
	General Dynamics Corp.	3.375%	5/15/23	200	207
	General Dynamics Corp.	1.875%	8/15/23	300	305
	General Dynamics Corp.	2.375%	11/15/24	320	331
	General Dynamics Corp.	3.250%	4/1/25	150	159
	General Dynamics Corp.	3.500%	5/15/25	200	214
	General Dynamics Corp.	3.500%	4/1/27	100	109
	General Dynamics Corp.	2.625%	11/15/27	200	209
	General Dynamics Corp.	3.750%	5/15/28	200	221
	General Dynamics Corp.	3.625%	4/1/30	200	223
	General Dynamics Corp.	4.250%	4/1/40	150	183
	General Dynamics Corp.	3.600%	11/15/42	100	114
	General Dynamics Corp.	4.250%	4/1/50	140	179
	General Electric Co.	3.150%	9/7/22	91	93
	General Electric Co.	3.100%	1/9/23	574	587
	General Electric Co.	6.750%	3/15/32	705	961
	General Electric Co.	5.875%	1/14/38	560	761
[5]	GXO Logistics Inc.	2.650%	7/15/31	250	247
	Honeywell International Inc.	2.300%	8/15/24	425	439
	Honeywell International Inc.	1.350%	6/1/25	275	276
	Honeywell International Inc.	2.500%	11/1/26	50	52
	Honeywell International Inc.	1.100%	3/1/27	250	244
	Honeywell International Inc.	2.700%	8/15/29	100	105
	Honeywell International Inc.	1.950%	6/1/30	1,000	995
	Honeywell International Inc.	1.750%	9/1/31	250	243
	Honeywell International Inc.	5.700%	3/15/37	200	276
	Honeywell International Inc.	5.375%	3/1/41	150	208
	Honeywell International Inc.	2.800%	6/1/50	200	209
	Hubbell Inc.	3.350%	3/1/26	75	79
	Hubbell Inc.	3.150%	8/15/27	50	53
	Hubbell Inc.	3.500%	2/15/28	175	188

47

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[5]	Huntington Ingalls Industries Inc.	0.670%	8/16/23	200	198
	Huntington Ingalls Industries Inc.	3.844%	5/1/25	100	106
[5]	Huntington Ingalls Industries Inc.	2.043%	8/16/28	200	196
	Huntington Ingalls Industries Inc.	4.200%	5/1/30	200	223
	IDEX Corp.	3.000%	5/1/30	75	78
	Illinois Tool Works Inc.	3.500%	3/1/24	200	210
	Illinois Tool Works Inc.	2.650%	11/15/26	300	315
	Illinois Tool Works Inc.	4.875%	9/15/41	75	99
	Illinois Tool Works Inc.	3.900%	9/1/42	250	292
	JB Hunt Transport Services Inc.	3.875%	3/1/26	200	218
[2]	JetBlue Class A Series 2020-1 Pass Through Trust	4.000%	5/15/34	140	151
[2]	JetBlue Class AA Series 2019-1 Pass Through Trust	2.750%	11/15/33	137	137
	John Deere Capital Corp.	2.700%	1/6/23	100	102
	John Deere Capital Corp.	2.800%	1/27/23	50	51
	John Deere Capital Corp.	2.800%	3/6/23	100	103
	John Deere Capital Corp.	3.450%	6/7/23	200	208
	John Deere Capital Corp.	0.700%	7/5/23	100	100
	John Deere Capital Corp.	3.650%	10/12/23	50	52
	John Deere Capital Corp.	2.600%	3/7/24	75	78
	John Deere Capital Corp.	2.650%	6/24/24	75	78
	John Deere Capital Corp.	0.625%	9/10/24	200	198
	John Deere Capital Corp.	2.050%	1/9/25	350	360
	John Deere Capital Corp.	3.450%	3/13/25	300	320
	John Deere Capital Corp.	3.400%	9/11/25	75	80
	John Deere Capital Corp.	0.700%	1/15/26	300	292
	John Deere Capital Corp.	2.650%	6/10/26	100	105
	John Deere Capital Corp.	1.050%	6/17/26	200	197
	John Deere Capital Corp.	2.250%	9/14/26	125	129
	John Deere Capital Corp.	2.800%	9/8/27	150	160
	John Deere Capital Corp.	3.050%	1/6/28	100	107
	John Deere Capital Corp.	3.450%	3/7/29	50	55
	John Deere Capital Corp.	2.800%	7/18/29	150	158
	John Deere Capital Corp.	2.450%	1/9/30	325	335
	Johnson Controls International plc	3.625%	7/2/24	126	133
	Johnson Controls International plc	3.900%	2/14/26	37	40
	Johnson Controls International plc	6.000%	1/15/36	39	54
	Johnson Controls International plc	4.625%	7/2/44	175	214
	Johnson Controls International plc	5.125%	9/14/45	14	18
	Johnson Controls International plc	4.500%	2/15/47	100	122
	Johnson Controls International plc	4.950%	7/2/64	72	94
	Johnson Controls International plc / Tyco Fire & Security Finance SCA	2.000%	9/16/31	200	193
	Kansas City Southern	3.000%	5/15/23	250	256
	Kansas City Southern	2.875%	11/15/29	100	104
	Kansas City Southern	4.300%	5/15/43	75	87
	Kansas City Southern	4.950%	8/15/45	125	160
	Kansas City Southern	4.700%	5/1/48	225	282
	Kansas City Southern	3.500%	5/1/50	100	107
	Kennametal Inc.	4.625%	6/15/28	120	135
	Keysight Technologies Inc.	4.550%	10/30/24	195	211
	Keysight Technologies Inc.	4.600%	4/6/27	125	141
	Keysight Technologies Inc.	3.000%	10/30/29	100	104
	Kirby Corp.	4.200%	3/1/28	300	324
	L3Harris Technologies Inc.	3.850%	6/15/23	600	623
	L3Harris Technologies Inc.	3.950%	5/28/24	103	109
	L3Harris Technologies Inc.	3.832%	4/27/25	200	213
	L3Harris Technologies Inc.	3.850%	12/15/26	50	54
	L3Harris Technologies Inc.	4.400%	6/15/28	175	197
	L3Harris Technologies Inc.	4.854%	4/27/35	100	122
	L3Harris Technologies Inc.	5.054%	4/27/45	100	132
	Legrand France SA	8.500%	2/15/25	68	82
	Lennox International Inc.	3.000%	11/15/23	100	103
	Lennox International Inc.	1.700%	8/1/27	50	49
	Lockheed Martin Corp.	3.100%	1/15/23	100	102
	Lockheed Martin Corp.	3.550%	1/15/26	380	412
	Lockheed Martin Corp.	3.600%	3/1/35	150	167
	Lockheed Martin Corp.	4.500%	5/15/36	100	122
	Lockheed Martin Corp.	6.150%	9/1/36	300	422
	Lockheed Martin Corp.	4.070%	12/15/42	270	320
	Lockheed Martin Corp.	3.800%	3/1/45	100	115
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Lockheed Martin Corp.	4.700%	5/15/46	275	357
Lockheed Martin Corp.	2.800%	6/15/50	175	175
Lockheed Martin Corp.	4.090%	9/15/52	331	410
Norfolk Southern Corp.	2.903%	2/15/23	48	49
Norfolk Southern Corp.	3.850%	1/15/24	75	79
Norfolk Southern Corp.	3.650%	8/1/25	50	53
Norfolk Southern Corp.	2.900%	6/15/26	310	327
Norfolk Southern Corp.	7.800%	5/15/27	60	78
Norfolk Southern Corp.	3.150%	6/1/27	125	133
Norfolk Southern Corp.	3.800%	8/1/28	113	125
Norfolk Southern Corp.	2.550%	11/1/29	200	206
Norfolk Southern Corp.	4.837%	10/1/41	113	143
Norfolk Southern Corp.	4.450%	6/15/45	75	92
Norfolk Southern Corp.	4.650%	1/15/46	75	94
Norfolk Southern Corp.	4.150%	2/28/48	25	30
Norfolk Southern Corp.	4.100%	5/15/49	73	87
Norfolk Southern Corp.	3.400%	11/1/49	75	80
Norfolk Southern Corp.	3.050%	5/15/50	350	355
Norfolk Southern Corp.	4.050%	8/15/52	239	287
Norfolk Southern Corp.	3.155%	5/15/55	438	447
Norfolk Southern Corp.	4.100%	5/15/21	100	114
Northrop Grumman Corp.	3.250%	8/1/23	150	155
Northrop Grumman Corp.	2.930%	1/15/25	275	287
Northrop Grumman Corp.	3.200%	2/1/27	150	159
Northrop Grumman Corp.	3.250%	1/15/28	100	107
Northrop Grumman Corp.	4.400%	5/1/30	290	335
Northrop Grumman Corp.	5.150%	5/1/40	465	602
Northrop Grumman Corp.	5.050%	11/15/40	150	194
Northrop Grumman Corp.	4.750%	6/1/43	275	347
Northrop Grumman Corp.	4.030%	10/15/47	380	449
Northrop Grumman Corp.	5.250%	5/1/50	310	435
Nvent Finance Sarl	4.550%	4/15/28	100	111
Oshkosh Corp.	4.600%	5/15/28	185	209
Oshkosh Corp.	3.100%	3/1/30	60	62
Otis Worldwide Corp.	2.293%	4/5/27	200	204
Otis Worldwide Corp.	2.565%	2/15/30	300	304
Otis Worldwide Corp.	3.112%	2/15/40	400	410
Otis Worldwide Corp.	3.362%	2/15/50	150	159
PACCAR Financial Corp.	3.400%	8/9/23	100	104
PACCAR Financial Corp.	0.350%	8/11/23	500	496
PACCAR Financial Corp.	2.150%	8/15/24	75	77
PACCAR Financial Corp.	1.800%	2/6/25	60	61
Parker-Hannifin Corp.	2.700%	6/14/24	110	114
Parker-Hannifin Corp.	3.300%	11/21/24	290	304
Parker-Hannifin Corp.	3.250%	3/1/27	125	134
Parker-Hannifin Corp.	3.250%	6/14/29	75	79
Parker-Hannifin Corp.	6.250%	5/15/38	150	209
Parker-Hannifin Corp.	4.450%	11/21/44	200	241
Parker-Hannifin Corp.	4.000%	6/14/49	215	251
Precision Castparts Corp.	2.500%	1/15/23	200	203
Precision Castparts Corp.	3.250%	6/15/25	175	186
Precision Castparts Corp.	4.375%	6/15/45	200	247
Quanta Services Inc.	2.900%	10/1/30	400	409
Raytheon Technologies Corp.	3.200%	3/15/24	175	182
Raytheon Technologies Corp.	3.950%	8/16/25	400	434
Raytheon Technologies Corp.	3.500%	3/15/27	300	323
Raytheon Technologies Corp.	3.125%	5/4/27	225	240
Raytheon Technologies Corp.	7.200%	8/15/27	25	32
Raytheon Technologies Corp.	4.125%	11/16/28	750	839
Raytheon Technologies Corp.	2.250%	7/1/30	300	299
Raytheon Technologies Corp.	1.900%	9/1/31	200	193
Raytheon Technologies Corp.	2.375%	3/15/32	200	200
Raytheon Technologies Corp.	5.400%	5/1/35	150	195
Raytheon Technologies Corp.	6.050%	6/1/36	100	138
Raytheon Technologies Corp.	6.125%	7/15/38	50	71
Raytheon Technologies Corp.	4.450%	11/16/38	175	211
Raytheon Technologies Corp.	4.700%	12/15/41	50	62
Raytheon Technologies Corp.	4.500%	6/1/42	675	834
Raytheon Technologies Corp.	4.800%	12/15/43	65	82
Raytheon Technologies Corp.	4.150%	5/15/45	200	234
Raytheon Technologies Corp.	3.750%	11/1/46	200	223

48

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Raytheon Technologies Corp.	4.350%	4/15/47	250	304
	Raytheon Technologies Corp.	4.050%	5/4/47	300	349
	Raytheon Technologies Corp.	4.625%	11/16/48	350	448
	Raytheon Technologies Corp.	3.125%	7/1/50	300	306
	Raytheon Technologies Corp.	2.820%	9/1/51	200	193
	Raytheon Technologies Corp.	3.030%	3/15/52	200	201
	Republic Services Inc.	2.500%	8/15/24	200	206
	Republic Services Inc.	0.875%	11/15/25	500	486
	Republic Services Inc.	1.450%	2/15/31	500	465
	Republic Services Inc.	6.200%	3/1/40	175	250
	Republic Services Inc.	5.700%	5/15/41	100	137
	Rockwell Automation Inc.	3.500%	3/1/29	100	110
	Rockwell Automation Inc.	1.750%	8/15/31	200	195
	Rockwell Automation Inc.	4.200%	3/1/49	125	157
	Rockwell Automation Inc.	2.800%	8/15/61	200	196
	Ryder System Inc.	3.400%	3/1/23	75	77
	Ryder System Inc.	3.750%	6/9/23	225	233
	Ryder System Inc.	3.650%	3/18/24	150	158
	Ryder System Inc.	2.500%	9/1/24	50	51
	Ryder System Inc.	4.625%	6/1/25	193	212
	Ryder System Inc.	2.900%	12/1/26	100	105
	Snap-on Inc.	3.250%	3/1/27	50	54
	Snap-on Inc.	4.100%	3/1/48	75	91
	Snap-on Inc.	3.100%	5/1/50	75	79
	Southwest Airlines Co.	4.750%	5/4/23	250	262
	Southwest Airlines Co.	5.250%	5/4/25	1,000	1,111
	Southwest Airlines Co.	3.000%	11/15/26	100	105
	Southwest Airlines Co.	5.125%	6/15/27	475	544
	Southwest Airlines Co.	3.450%	11/16/27	50	53
	Southwest Airlines Co.	2.625%	2/10/30	100	100
[2]	Southwest Airlines Co. Series 2007-1 Pass Through Trust	6.150%	2/1/24	7	7
[2]	Spirit Airlines Class A Series 2015-1 Pass Through Trust	4.100%	10/1/29	17	17
	Stanley Black & Decker Inc.	3.400%	3/1/26	100	107
	Stanley Black & Decker Inc.	5.200%	9/1/40	75	98
	Stanley Black & Decker Inc.	4.000%	3/15/60	400	410
	Teledyne Technologies Inc.	0.950%	4/1/24	300	297
	Teledyne Technologies Inc.	2.750%	4/1/31	300	305
	Textron Inc.	4.000%	3/15/26	200	216
	Textron Inc.	3.650%	3/15/27	250	269
	Textron Inc.	3.900%	9/17/29	225	247
	Timken Co.	3.875%	9/1/24	100	105
	Timken Co.	4.500%	12/15/28	25	28
	Trane Technologies Global Holding Co Ltd.	4.250%	6/15/23	125	131
	Trane Technologies Global Holding Co Ltd.	5.750%	6/15/43	125	176
	Trane Technologies Luxembourg Finance SA	3.550%	11/1/24	375	397
	Trane Technologies Luxembourg Finance SA	3.500%	3/21/26	75	80
	Trane Technologies Luxembourg Finance SA	3.800%	3/21/29	225	246
	Trane Technologies Luxembourg Finance SA	4.500%	3/21/49	75	93
	Trimble Inc.	4.150%	6/15/23	50	52
	Trimble Inc.	4.750%	12/1/24	93	101
	Trimble Inc.	4.900%	6/15/28	50	57
	Tyco Electronics Group SA	3.450%	8/1/24	125	131
	Tyco Electronics Group SA	3.125%	8/15/27	200	213
	Tyco Electronics Group SA	7.125%	10/1/37	125	190
	Union Pacific Corp.	2.950%	1/15/23	25	25
	Union Pacific Corp.	3.500%	6/8/23	150	155
	Union Pacific Corp.	3.646%	2/15/24	50	52
	Union Pacific Corp.	3.150%	3/1/24	100	105
	Union Pacific Corp.	3.250%	1/15/25	206	217
	Union Pacific Corp.	3.750%	7/15/25	560	604
	Union Pacific Corp.	2.750%	3/1/26	75	79
	Union Pacific Corp.	2.400%	2/5/30	200	204
	Union Pacific Corp.	3.375%	2/1/35	100	109
	Union Pacific Corp.	2.891%	4/6/36	500	523
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Union Pacific Corp.	3.600%	9/15/37	290	325
	Union Pacific Corp.	3.250%	2/5/50	200	215
	Union Pacific Corp.	3.799%	10/1/51	560	656
	Union Pacific Corp.	2.950%	3/10/52	250	254
	Union Pacific Corp.	3.875%	2/1/55	100	117
	Union Pacific Corp.	3.950%	8/15/59	100	119
	Union Pacific Corp.	3.839%	3/20/60	386	454
	Union Pacific Corp.	2.973%	9/16/62	325	321
	Union Pacific Corp.	3.799%	4/6/71	535	620
[2]	United Airlines Class A Series 2013-1 Pass Through Trust	4.300%	2/15/27	49	51
[2]	United Airlines Class A Series 2014-1 Pass Through Trust	4.000%	10/11/27	64	67
	United Airlines Class A Series 2015-1 Pass Through Trust	3.700%	6/1/24	60	61
[2]	United Airlines Class A Series 2016-1 Pass Through Trust	3.450%	1/7/30	39	40
[2]	United Airlines Class A Series 2016-2 Pass Through Trust	3.100%	4/7/30	39	38
[2]	United Airlines Class AA Series 2015-1 Pass Through Trust	3.450%	6/1/29	129	133
[2]	United Airlines Class AA Series 2016-1 Pass Through Trust	3.100%	1/7/30	316	323
[2]	United Airlines Class AA Series 2016-2 Pass Through Trust	2.875%	4/7/30	59	60
[2]	United Airlines Class AA Series 2019-1 Pass Through Trust	4.150%	2/25/33	164	177
[2]	United Airlines Class AA Series 2019-2 Pass Through Trust	5.875%	4/15/29	623	681
[2]	United Airlines Class AA Series 2019-2 Pass Through Trust	2.700%	11/1/33	94	93
[2]	United Airlines Class B Series 2020-1 Pass Through Trust	4.875%	7/15/27	180	187
	United Parcel Service Inc.	2.500%	4/1/23	200	204
	United Parcel Service Inc.	2.800%	11/15/24	186	195
	United Parcel Service Inc.	3.900%	4/1/25	300	324
	United Parcel Service Inc.	2.400%	11/15/26	399	416
	United Parcel Service Inc.	3.400%	3/15/29	100	109
	United Parcel Service Inc.	2.500%	9/1/29	100	104
	United Parcel Service Inc.	6.200%	1/15/38	173	249
	United Parcel Service Inc.	5.200%	4/1/40	255	344
	United Parcel Service Inc.	4.875%	11/15/40	75	98
	United Parcel Service Inc.	3.625%	10/1/42	100	115
	United Parcel Service Inc.	3.400%	11/15/46	110	123
	United Parcel Service Inc.	4.250%	3/15/49	125	160
	United Parcel Service Inc.	3.400%	9/1/49	200	227
	United Parcel Service Inc.	5.300%	4/1/50	300	444
	Valmont Industries Inc.	5.000%	10/1/44	150	184
	Valmont Industries Inc.	5.250%	10/1/54	75	96
	Waste Connections Inc.	4.250%	12/1/28	51	57
	Waste Connections Inc.	3.500%	5/1/29	200	216
	Waste Connections Inc.	2.600%	2/1/30	139	142
	Waste Connections Inc.	2.200%	1/15/32	200	196
	Waste Connections Inc.	3.050%	4/1/50	75	75
	Waste Connections Inc.	2.950%	1/15/52	200	197
	Waste Management Inc.	2.400%	5/15/23	225	229
	Waste Management Inc.	0.750%	11/15/25	100	98
	Waste Management Inc.	3.150%	11/15/27	125	134
	Waste Management Inc.	1.500%	3/15/31	200	188
	Waste Management Inc.	2.950%	6/1/41	200	208
	Waste Management Inc.	2.500%	11/15/50	200	190
	Westinghouse Air Brake Technologies Corp.	4.400%	3/15/24	275	292
	Westinghouse Air Brake Technologies Corp.	3.200%	6/15/25	360	376
	Westinghouse Air Brake Technologies Corp.	4.950%	9/15/28	175	199
	WW Grainger Inc.	1.850%	2/15/25	75	76
	WW Grainger Inc.	4.600%	6/15/45	200	256
	WW Grainger Inc.	3.750%	5/15/46	75	86
	WW Grainger Inc.	4.200%	5/15/47	75	92
	Xylem Inc.	3.250%	11/1/26	100	107
	Xylem Inc.	1.950%	1/30/28	100	99

49

Total Bond Market Index Portfolio
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Xylem Inc.	2.250%	1/30/31	100	99
Xylem Inc.	4.375%	11/1/46	100	120
				111,315
Materials (0.8%)
Air Products and Chemicals Inc.	3.350%	7/31/24	500	526
Air Products and Chemicals Inc.	2.050%	5/15/30	200	201
Air Products and Chemicals Inc.	2.700%	5/15/40	200	202
Air Products and Chemicals Inc.	2.800%	5/15/50	200	204
Albemarle Corp.	4.150%	12/1/24	132	141
Albemarle Corp.	5.450%	12/1/44	75	98
Amcor Flexibles North America Inc.	3.100%	9/15/26	50	52
Amcor Flexibles North America Inc.	2.630%	6/19/30	125	126
Amcor Flexibles North America Inc.	2.690%	5/25/31	200	202
AngloGold Ashanti Holdings plc	3.375%	11/1/28	200	198
AngloGold Ashanti Holdings plc	3.750%	10/1/30	200	201
ArcelorMittal SA	4.550%	3/11/26	100	110
ArcelorMittal SA	4.250%	7/16/29	100	110
ArcelorMittal SA	7.000%	10/15/39	100	138
ArcelorMittal SA	6.750%	3/1/41	100	135
Avery Dennison Corp.	4.875%	12/6/28	75	87
Avery Dennison Corp.	2.650%	4/30/30	200	203
Barrick Gold Corp.	6.450%	10/15/35	75	102
Barrick North America Finance LLC	5.700%	5/30/41	450	611
Barrick North America Finance LLC	5.750%	5/1/43	150	204
Berry Global Inc.	0.950%	2/15/24	200	198
Berry Global Inc.	1.570%	1/15/26	400	391
BHP Billiton Finance USA Ltd.	4.125%	2/24/42	150	177
BHP Billiton Finance USA Ltd.	5.000%	9/30/43	575	761
Cabot Corp.	4.000%	7/1/29	55	60
Carlisle Cos. Inc.	3.500%	12/1/24	50	53
Carlisle Cos. Inc.	3.750%	12/1/27	125	135
Carlisle Cos. Inc.	2.750%	3/1/30	150	153
Celanese US Holdings LLC	3.500%	5/8/24	100	104
Celulosa Arauco y Constitucion SA	3.875%	11/2/27	300	319
Celulosa Arauco y Constitucion SA	5.500%	11/2/47	200	232
CF Industries Inc.	3.450%	6/1/23	100	103
CF Industries Inc.	5.150%	3/15/34	200	242
CF Industries Inc.	4.950%	6/1/43	300	361
CF Industries Inc.	5.375%	3/15/44	100	126
Dow Chemical Co.	4.550%	11/30/25	10	11
Dow Chemical Co.	4.800%	11/30/28	225	262
Dow Chemical Co.	2.100%	11/15/30	400	393
Dow Chemical Co.	4.250%	10/1/34	106	122
Dow Chemical Co.	9.400%	5/15/39	203	365
Dow Chemical Co.	5.250%	11/15/41	100	129
Dow Chemical Co.	4.625%	10/1/44	200	245
Dow Chemical Co.	5.550%	11/30/48	100	141
Dow Chemical Co.	3.600%	11/15/50	500	542
DuPont de Nemours Inc.	4.205%	11/15/23	475	502
DuPont de Nemours Inc.	4.493%	11/15/25	350	387
DuPont de Nemours Inc.	4.725%	11/15/28	425	493
DuPont de Nemours Inc.	5.319%	11/15/38	300	386
DuPont de Nemours Inc.	5.419%	11/15/48	475	664
Eastman Chemical Co.	3.800%	3/15/25	200	214
Eastman Chemical Co.	4.800%	9/1/42	225	271
Eastman Chemical Co.	4.650%	10/15/44	150	179
Ecolab Inc.	0.900%	12/15/23	100	100
Ecolab Inc.	2.700%	11/1/26	200	210
Ecolab Inc.	1.650%	2/1/27	100	100
Ecolab Inc.	3.250%	12/1/27	100	108
Ecolab Inc.	4.800%	3/24/30	300	360
Ecolab Inc.	1.300%	1/30/31	500	468
Ecolab Inc.	2.125%	2/1/32	100	99
Ecolab Inc.	2.700%	12/15/51	100	98
Ecolab Inc.	2.750%	8/18/55	100	98
EI du Pont de Nemours and Co.	1.700%	7/15/25	100	101
EI du Pont de Nemours and Co.	2.300%	7/15/30	100	100
Fibria Overseas Finance Ltd.	4.000%	1/14/25	150	158
FMC Corp.	4.100%	2/1/24	250	262
FMC Corp.	3.200%	10/1/26	50	53
FMC Corp.	3.450%	10/1/29	100	107
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
FMC Corp.	4.500%	10/1/49	100	120
Georgia-Pacific LLC	8.000%	1/15/24	250	284
Georgia-Pacific LLC	7.375%	12/1/25	100	121
Georgia-Pacific LLC	8.875%	5/15/31	250	387
Huntsman International LLC	2.950%	6/15/31	100	102
International Flavors & Fragrances Inc.	3.200%	5/1/23	25	26
International Flavors & Fragrances Inc.	4.450%	9/26/28	50	57
International Flavors & Fragrances Inc.	4.375%	6/1/47	90	106
International Flavors & Fragrances Inc.	5.000%	9/26/48	100	129
International Paper Co.	5.000%	9/15/35	100	125
International Paper Co.	7.300%	11/15/39	100	152
International Paper Co.	4.800%	6/15/44	200	253
International Paper Co.	4.400%	8/15/47	200	248
Kinross Gold Corp.	5.950%	3/15/24	75	81
Kinross Gold Corp.	4.500%	7/15/27	25	28
Linde Inc.	2.650%	2/5/25	147	153
Linde Inc.	1.100%	8/10/30	500	467
Linde Inc.	3.550%	11/7/42	50	57
LYB International Finance BV	5.250%	7/15/43	200	257
LYB International Finance III LLC	1.250%	10/1/25	491	484
LYB International Finance III LLC	3.375%	10/1/40	200	208
LYB International Finance III LLC	4.200%	10/15/49	135	156
LYB International Finance III LLC	3.625%	4/1/51	400	425
LyondellBasell Industries NV	4.625%	2/26/55	425	522
Martin Marietta Materials Inc.	0.650%	7/15/23	50	50
Martin Marietta Materials Inc.	4.250%	7/2/24	100	107
Martin Marietta Materials Inc.	3.450%	6/1/27	50	53
Martin Marietta Materials Inc.	3.500%	12/15/27	100	108
Martin Marietta Materials Inc.	2.500%	3/15/30	100	101
Martin Marietta Materials Inc.	2.400%	7/15/31	150	149
Martin Marietta Materials Inc.	4.250%	12/15/47	175	205
Martin Marietta Materials Inc.	3.200%	7/15/51	220	223
Mosaic Co.	4.250%	11/15/23	175	184
Mosaic Co.	4.050%	11/15/27	200	220
Mosaic Co.	5.450%	11/15/33	100	124
Mosaic Co.	4.875%	11/15/41	50	59
Mosaic Co.	5.625%	11/15/43	100	133
Newmont Corp.	2.800%	10/1/29	150	154
Newmont Corp.	2.250%	10/1/30	200	197
Newmont Corp.	2.600%	7/15/32	200	201
Newmont Corp.	5.875%	4/1/35	100	130
Newmont Corp.	6.250%	10/1/39	225	315
Newmont Corp.	5.450%	6/9/44	200	266
Nucor Corp.	2.000%	6/1/25	100	102
Nucor Corp.	3.950%	5/1/28	100	110
Nucor Corp.	2.700%	6/1/30	100	103
Nucor Corp.	2.979%	12/15/55	300	298
Nutrien Ltd.	3.000%	4/1/25	250	261
Nutrien Ltd.	4.000%	12/15/26	50	55
Nutrien Ltd.	2.950%	5/13/30	175	185
Nutrien Ltd.	4.125%	3/15/35	250	284
Nutrien Ltd.	5.625%	12/1/40	275	375
Nutrien Ltd.	4.900%	6/1/43	50	64
Nutrien Ltd.	5.250%	1/15/45	191	257
Nutrien Ltd.	5.000%	4/1/49	100	134
Owens Corning	3.400%	8/15/26	200	212
Owens Corning	3.950%	8/15/29	100	109
Owens Corning	3.875%	6/1/30	50	55
Owens Corning	4.300%	7/15/47	200	230
Owens Corning	4.400%	1/30/48	75	88
Packaging Corp. of America	3.400%	12/15/27	100	108
Packaging Corp. of America	3.000%	12/15/29	140	146
Packaging Corp. of America	4.050%	12/15/49	90	105
Packaging Corp. of America	3.050%	10/1/51	200	199
PPG Industries Inc.	2.400%	8/15/24	200	206
PPG Industries Inc.	2.550%	6/15/30	300	306
Reliance Steel & Aluminum Co.	4.500%	4/15/23	100	104
Reliance Steel & Aluminum Co.	1.300%	8/15/25	200	197

50

Total Bond Market Index Portfolio
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Reliance Steel & Aluminum Co.	2.150%	8/15/30	200	195
Rio Tinto Alcan Inc.	6.125%	12/15/33	225	310
Rio Tinto Finance USA Ltd.	7.125%	7/15/28	75	98
Rio Tinto Finance USA Ltd.	5.200%	11/2/40	125	166
Rio Tinto Finance USA Ltd.	2.750%	11/2/51	350	347
Rio Tinto Finance USA plc	4.750%	3/22/42	150	192
Rio Tinto Finance USA plc	4.125%	8/21/42	250	300
Rohm and Haas Co.	7.850%	7/15/29	125	170
RPM International Inc.	3.750%	3/15/27	50	54
RPM International Inc.	4.250%	1/15/48	200	230
Sherwin-Williams Co.	3.125%	6/1/24	325	340
Sherwin-Williams Co.	3.450%	8/1/25	225	239
Sherwin-Williams Co.	3.950%	1/15/26	200	217
Sherwin-Williams Co.	3.450%	6/1/27	100	108
Sherwin-Williams Co.	2.950%	8/15/29	200	211
Sherwin-Williams Co.	2.300%	5/15/30	100	100
Sherwin-Williams Co.	2.200%	3/15/32	200	198
Sherwin-Williams Co.	4.000%	12/15/42	100	114
Sherwin-Williams Co.	4.550%	8/1/45	90	111
Sherwin-Williams Co.	4.500%	6/1/47	450	561
Sherwin-Williams Co.	3.800%	8/15/49	100	113
Sherwin-Williams Co.	3.300%	5/15/50	100	105
Sherwin-Williams Co.	2.900%	3/15/52	200	196
Sonoco Products Co.	3.125%	5/1/30	105	110
Southern Copper Corp.	3.875%	4/23/25	50	54
Southern Copper Corp.	7.500%	7/27/35	100	143
Southern Copper Corp.	6.750%	4/16/40	325	456
Southern Copper Corp.	5.250%	11/8/42	300	379
Southern Copper Corp.	5.875%	4/23/45	200	274
Steel Dynamics Inc.	2.400%	6/15/25	100	103
Steel Dynamics Inc.	3.450%	4/15/30	125	134
Steel Dynamics Inc.	3.250%	1/15/31	100	105
Steel Dynamics Inc.	3.250%	10/15/50	200	202
Suzano Austria GmbH	6.000%	1/15/29	400	463
Suzano Austria GmbH	5.000%	1/15/30	200	220
Suzano Austria GmbH	3.750%	1/15/31	200	203
Suzano Austria GmbH	3.125%	1/15/32	225	218
Teck Resources Ltd.	3.900%	7/15/30	100	108
Teck Resources Ltd.	6.125%	10/1/35	150	195
Teck Resources Ltd.	6.000%	8/15/40	50	64
Teck Resources Ltd.	6.250%	7/15/41	325	433
Vale Overseas Ltd.	6.250%	8/10/26	300	348
Vale Overseas Ltd.	3.750%	7/8/30	100	104
Vale Overseas Ltd.	8.250%	1/17/34	50	70
Vale Overseas Ltd.	6.875%	11/21/36	410	545
Vale Overseas Ltd.	6.875%	11/10/39	450	604
Vale SA	5.625%	9/11/42	75	90
Vulcan Materials Co.	4.500%	4/1/25	200	217
Vulcan Materials Co.	3.500%	6/1/30	150	162
Vulcan Materials Co.	4.500%	6/15/47	125	153
Westlake Chemical Corp.	3.600%	8/15/26	300	322
Westlake Chemical Corp.	3.375%	6/15/30	100	106
Westlake Chemical Corp.	2.875%	8/15/41	100	97
Westlake Chemical Corp.	5.000%	8/15/46	200	253
Westlake Chemical Corp.	3.125%	8/15/51	200	193
Westlake Chemical Corp.	3.375%	8/15/61	100	96
WestRock MWV LLC	7.950%	2/15/31	250	352
WRKCo Inc.	3.000%	9/15/24	250	261
WRKCo Inc.	4.650%	3/15/26	100	112
WRKCo Inc.	3.375%	9/15/27	250	266
WRKCo Inc.	4.900%	3/15/29	200	233
WRKCo Inc.	3.000%	6/15/33	100	103
				40,440
Real Estate (1.1%)
Alexandria Real Estate Equities Inc.	3.450%	4/30/25	254	270
Alexandria Real Estate Equities Inc.	3.800%	4/15/26	50	54
Alexandria Real Estate Equities Inc.	4.500%	7/30/29	100	115
Alexandria Real Estate Equities Inc.	2.750%	12/15/29	200	207
Alexandria Real Estate Equities Inc.	3.375%	8/15/31	150	162
Alexandria Real Estate Equities Inc.	1.875%	2/1/33	500	470
Alexandria Real Estate Equities Inc.	4.850%	4/15/49	50	65
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Alexandria Real Estate Equities Inc.	4.000%	2/1/50	125	146
Alexandria Real Estate Equities Inc.	3.000%	5/18/51	500	497
American Campus Communities Operating Partnership LP	3.750%	4/15/23	75	77
American Campus Communities Operating Partnership LP	4.125%	7/1/24	100	107
American Campus Communities Operating Partnership LP	3.300%	7/15/26	50	53
American Campus Communities Operating Partnership LP	3.625%	11/15/27	75	80
American Campus Communities Operating Partnership LP	2.850%	2/1/30	70	72
American Homes 4 Rent LP	4.900%	2/15/29	100	116
American Homes 4 Rent LP	2.375%	7/15/31	200	197
American Homes 4 Rent LP	3.375%	7/15/51	200	202
American Tower Corp.	3.500%	1/31/23	200	205
American Tower Corp.	5.000%	2/15/24	100	108
American Tower Corp.	3.375%	5/15/24	200	209
American Tower Corp.	2.950%	1/15/25	100	104
American Tower Corp.	4.000%	6/1/25	138	148
American Tower Corp.	1.600%	4/15/26	200	198
American Tower Corp.	1.450%	9/15/26	200	196
American Tower Corp.	3.375%	10/15/26	200	212
American Tower Corp.	2.750%	1/15/27	500	516
American Tower Corp.	3.125%	1/15/27	125	131
American Tower Corp.	1.500%	1/31/28	500	479
American Tower Corp.	3.950%	3/15/29	140	153
American Tower Corp.	3.800%	8/15/29	475	517
American Tower Corp.	2.900%	1/15/30	145	149
American Tower Corp.	2.100%	6/15/30	150	145
American Tower Corp.	2.700%	4/15/31	200	201
American Tower Corp.	2.300%	9/15/31	200	194
American Tower Corp.	3.700%	10/15/49	200	214
American Tower Corp.	3.100%	6/15/50	150	146
AvalonBay Communities Inc.	2.850%	3/15/23	25	25
AvalonBay Communities Inc.	4.200%	12/15/23	400	422
AvalonBay Communities Inc.	3.450%	6/1/25	100	106
AvalonBay Communities Inc.	2.950%	5/11/26	150	159
AvalonBay Communities Inc.	2.900%	10/15/26	50	53
AvalonBay Communities Inc.	3.350%	5/15/27	75	81
AvalonBay Communities Inc.	3.200%	1/15/28	75	80
AvalonBay Communities Inc.	3.300%	6/1/29	100	108
AvalonBay Communities Inc.	2.050%	1/15/32	300	296
AvalonBay Communities Inc.	3.900%	10/15/46	50	59
AvalonBay Communities Inc.	4.350%	4/15/48	60	77
Boston Properties LP	3.125%	9/1/23	275	283
Boston Properties LP	3.200%	1/15/25	111	116
Boston Properties LP	3.650%	2/1/26	100	107
Boston Properties LP	2.750%	10/1/26	50	52
Boston Properties LP	3.400%	6/21/29	400	425
Boston Properties LP	2.900%	3/15/30	400	408
Brandywine Operating Partnership LP	3.950%	2/15/23	700	717
Brandywine Operating Partnership LP	3.950%	11/15/27	100	107
Brixmor Operating Partnership LP	3.650%	6/15/24	50	52
Brixmor Operating Partnership LP	3.850%	2/1/25	125	132
Brixmor Operating Partnership LP	4.125%	6/15/26	200	217
Brixmor Operating Partnership LP	3.900%	3/15/27	75	81
Brixmor Operating Partnership LP	4.125%	5/15/29	533	590
Brixmor Operating Partnership LP	4.050%	7/1/30	250	275
Brixmor Operating Partnership LP	2.500%	8/16/31	500	489
Camden Property Trust	3.150%	7/1/29	50	53
Camden Property Trust	2.800%	5/15/30	265	276
Camden Property Trust	3.350%	11/1/49	120	132
CBRE Services Inc.	4.875%	3/1/26	125	140
CBRE Services Inc.	2.500%	4/1/31	200	201
CC Holdings GS V LLC / Crown Castle GS III Corp.	3.849%	4/15/23	250	259
Columbia Property Trust Operating Partnership LP	4.150%	4/1/25	243	264
Columbia Property Trust Operating Partnership LP	3.650%	8/15/26	25	27

51

Total Bond Market Index Portfolio
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Corporate Office Properties LP	2.000%	1/15/29	350	337
Crown Castle International Corp.	3.150%	7/15/23	150	155
Crown Castle International Corp.	3.200%	9/1/24	250	261
Crown Castle International Corp.	1.350%	7/15/25	100	99
Crown Castle International Corp.	4.450%	2/15/26	250	274
Crown Castle International Corp.	3.700%	6/15/26	175	188
Crown Castle International Corp.	3.650%	9/1/27	325	350
Crown Castle International Corp.	3.800%	2/15/28	425	462
Crown Castle International Corp.	3.100%	11/15/29	100	104
Crown Castle International Corp.	3.300%	7/1/30	115	122
Crown Castle International Corp.	2.250%	1/15/31	200	195
Crown Castle International Corp.	2.500%	7/15/31	200	199
Crown Castle International Corp.	2.900%	4/1/41	500	486
Crown Castle International Corp.	4.750%	5/15/47	95	117
Crown Castle International Corp.	5.200%	2/15/49	75	96
Crown Castle International Corp.	4.150%	7/1/50	100	113
Crown Castle International Corp.	3.250%	1/15/51	200	198
CubeSmart LP	4.000%	11/15/25	50	54
CubeSmart LP	3.125%	9/1/26	100	105
CubeSmart LP	2.250%	12/15/28	200	201
CubeSmart LP	4.375%	2/15/29	50	57
CubeSmart LP	2.000%	2/15/31	75	73
CubeSmart LP	2.500%	2/15/32	200	200
CyrusOne LP / CyrusOne Finance Corp.	2.900%	11/15/24	120	124
CyrusOne LP / CyrusOne Finance Corp.	3.450%	11/15/29	275	299
Digital Realty Trust LP	4.450%	7/15/28	370	418
Digital Realty Trust LP	3.600%	7/1/29	175	190
Duke Realty LP	3.250%	6/30/26	175	186
Duke Realty LP	3.375%	12/15/27	160	171
Duke Realty LP	4.000%	9/15/28	50	56
Duke Realty LP	2.875%	11/15/29	70	73
Duke Realty LP	1.750%	7/1/30	200	191
EPR Properties	4.500%	6/1/27	141	149
EPR Properties	3.600%	11/15/31	375	373
Equinix Inc.	2.625%	11/18/24	200	206
Equinix Inc.	1.250%	7/15/25	100	98
Equinix Inc.	1.000%	9/15/25	500	487
Equinix Inc.	1.450%	5/15/26	200	196
Equinix Inc.	2.900%	11/18/26	100	104
Equinix Inc.	1.800%	7/15/27	100	99
Equinix Inc.	1.550%	3/15/28	500	482
Equinix Inc.	3.200%	11/18/29	250	263
Equinix Inc.	2.150%	7/15/30	250	243
Equinix Inc.	2.500%	5/15/31	200	200
Equinix Inc.	3.000%	7/15/50	100	96
ERP Operating LP	3.000%	4/15/23	125	128
ERP Operating LP	3.375%	6/1/25	125	132
ERP Operating LP	2.850%	11/1/26	50	52
ERP Operating LP	3.500%	3/1/28	100	109
ERP Operating LP	4.150%	12/1/28	70	79
ERP Operating LP	3.000%	7/1/29	75	79
ERP Operating LP	2.500%	2/15/30	150	154
ERP Operating LP	4.500%	7/1/44	150	189
ERP Operating LP	4.500%	6/1/45	25	32
ERP Operating LP	4.000%	8/1/47	100	120
Essex Portfolio LP	3.250%	5/1/23	25	26
Essex Portfolio LP	3.875%	5/1/24	50	53
Essex Portfolio LP	3.500%	4/1/25	166	175
Essex Portfolio LP	3.375%	4/15/26	345	365
Essex Portfolio LP	3.625%	5/1/27	100	108
Essex Portfolio LP	4.000%	3/1/29	100	111
Essex Portfolio LP	3.000%	1/15/30	110	115
Essex Portfolio LP	2.650%	3/15/32	105	106
Essex Portfolio LP	4.500%	3/15/48	120	148
Federal Realty Investment Trust	2.750%	6/1/23	25	26
Federal Realty Investment Trust	3.250%	7/15/27	50	53
Federal Realty Investment Trust	3.200%	6/15/29	25	26
Federal Realty Investment Trust	4.500%	12/1/44	150	178
GLP Capital LP / GLP Financing II Inc.	5.375%	11/1/23	100	106
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
GLP Capital LP / GLP Financing II Inc.	3.350%	9/1/24	75	78
GLP Capital LP / GLP Financing II Inc.	5.250%	6/1/25	200	220
GLP Capital LP / GLP Financing II Inc.	5.375%	4/15/26	175	195
GLP Capital LP / GLP Financing II Inc.	5.750%	6/1/28	25	29
GLP Capital LP / GLP Financing II Inc.	5.300%	1/15/29	275	311
GLP Capital LP / GLP Financing II Inc.	4.000%	1/15/30	175	185
GLP Capital LP / GLP Financing II Inc.	4.000%	1/15/31	200	213
Healthcare Realty Trust Inc.	3.625%	1/15/28	100	108
Healthcare Trust of America Holdings LP	3.500%	8/1/26	130	139
Healthcare Trust of America Holdings LP	3.750%	7/1/27	100	109
Healthcare Trust of America Holdings LP	3.100%	2/15/30	100	104
Healthcare Trust of America Holdings LP	2.000%	3/15/31	500	475
Healthpeak Properties Inc.	3.400%	2/1/25	81	85
Healthpeak Properties Inc.	3.250%	7/15/26	25	27
Healthpeak Properties Inc.	3.500%	7/15/29	125	136
Healthpeak Properties Inc.	3.000%	1/15/30	200	210
Healthpeak Properties Inc.	6.750%	2/1/41	100	150
Highwoods Realty LP	4.125%	3/15/28	75	83
Highwoods Realty LP	4.200%	4/15/29	50	55
Highwoods Realty LP	2.600%	2/1/31	250	249
Host Hotels & Resorts LP	3.875%	4/1/24	75	78
Host Hotels & Resorts LP	3.375%	12/15/29	100	102
Host Hotels & Resorts LP	2.900%	12/15/31	275	266
Hudson Pacific Properties LP	3.950%	11/1/27	100	107
Hudson Pacific Properties LP	4.650%	4/1/29	25	28
Hudson Pacific Properties LP	3.250%	1/15/30	60	63
Invitation Homes Operating Partnership LP	2.300%	11/15/28	200	198
Invitation Homes Operating Partnership LP	2.700%	1/15/34	200	196
Kilroy Realty LP	3.450%	12/15/24	50	52
Kilroy Realty LP	4.750%	12/15/28	50	57
Kilroy Realty LP	4.250%	8/15/29	104	116
Kilroy Realty LP	3.050%	2/15/30	200	207
Kilroy Realty LP	2.650%	11/15/33	500	486
Kimco Realty Corp.	3.375%	10/15/22	50	51
Kimco Realty Corp.	3.500%	4/15/23	100	103
Kimco Realty Corp.	3.125%	6/1/23	25	26
Kimco Realty Corp.	3.300%	2/1/25	58	61
Kimco Realty Corp.	2.800%	10/1/26	125	130
Kimco Realty Corp.	3.800%	4/1/27	75	81
Kimco Realty Corp.	1.900%	3/1/28	500	493
Kimco Realty Corp.	2.700%	10/1/30	100	102
Kimco Realty Corp.	4.125%	12/1/46	50	57
Kimco Realty Corp.	4.450%	9/1/47	50	60
Kite Realty Group LP	4.000%	10/1/26	200	213
Life Storage LP	3.500%	7/1/26	125	134
Life Storage LP	3.875%	12/15/27	150	165
Life Storage LP	4.000%	6/15/29	25	28
Life Storage LP	2.400%	10/15/31	200	197
LXP Industrial Trust	2.375%	10/1/31	200	192
Mid-America Apartments LP	4.300%	10/15/23	150	157
Mid-America Apartments LP	3.750%	6/15/24	50	53
Mid-America Apartments LP	3.600%	6/1/27	250	271
Mid-America Apartments LP	2.750%	3/15/30	150	155
Mid-America Apartments LP	1.700%	2/15/31	150	143
National Retail Properties Inc.	3.500%	10/15/27	350	376
National Retail Properties Inc.	4.300%	10/15/28	25	28
National Retail Properties Inc.	2.500%	4/15/30	75	76
National Retail Properties Inc.	4.800%	10/15/48	50	63
National Retail Properties Inc.	3.100%	4/15/50	50	49
Office Properties Income Trust	4.250%	5/15/24	100	104

52

Total Bond Market Index Portfolio
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Office Properties Income Trust	3.450%	10/15/31	250	243
Omega Healthcare Investors Inc.	4.375%	8/1/23	217	226
Omega Healthcare Investors Inc.	4.950%	4/1/24	100	107
Omega Healthcare Investors Inc.	4.500%	1/15/25	100	107
Omega Healthcare Investors Inc.	5.250%	1/15/26	100	112
Omega Healthcare Investors Inc.	4.500%	4/1/27	300	330
Omega Healthcare Investors Inc.	3.625%	10/1/29	250	260
Omega Healthcare Investors Inc.	3.375%	2/1/31	250	252
Phillips Edison Grocery Center Operating Partnership I LP	2.625%	11/15/31	500	489
Physicians Realty LP	4.300%	3/15/27	100	111
Physicians Realty LP	3.950%	1/15/28	100	110
Physicians Realty LP	2.625%	11/1/31	500	499
Piedmont Operating Partnership LP	3.400%	6/1/23	75	77
Prologis LP	2.125%	4/15/27	105	107
Prologis LP	3.875%	9/15/28	100	112
Prologis LP	4.375%	2/1/29	200	230
Prologis LP	2.250%	4/15/30	155	156
Prologis LP	1.250%	10/15/30	350	326
Prologis LP	4.375%	9/15/48	75	95
Prologis LP	3.000%	4/15/50	140	145
Public Storage	1.500%	11/9/26	225	225
Public Storage	3.094%	9/15/27	100	107
Public Storage	1.950%	11/9/28	225	225
Public Storage	3.385%	5/1/29	100	109
Public Storage	2.250%	11/9/31	225	226
Realty Income Corp.	4.600%	2/6/24	75	80
Realty Income Corp.	3.875%	7/15/24	50	53
Realty Income Corp.	3.875%	4/15/25	225	242
Realty Income Corp.	4.625%	11/1/25	75	83
Realty Income Corp.	4.125%	10/15/26	125	138
Realty Income Corp.	3.000%	1/15/27	150	158
Realty Income Corp.	3.950%	8/15/27	450	499
Realty Income Corp.	3.650%	1/15/28	190	207
Realty Income Corp.	3.250%	6/15/29	150	162
Realty Income Corp.	3.100%	12/15/29	150	159
Realty Income Corp.	3.250%	1/15/31	50	54
Realty Income Corp.	1.800%	3/15/33	500	471
Realty Income Corp.	4.650%	3/15/47	175	227
Regency Centers LP	3.600%	2/1/27	25	27
Regency Centers LP	4.125%	3/15/28	75	83
Regency Centers LP	2.950%	9/15/29	100	104
Regency Centers LP	4.400%	2/1/47	200	237
Regency Centers LP	4.650%	3/15/49	75	93
Rexford Industrial Realty LP	2.150%	9/1/31	200	190
Sabra Health Care LP	5.125%	8/15/26	25	28
Sabra Health Care LP	3.900%	10/15/29	150	157
Sabra Health Care LP	3.200%	12/1/31	200	196
Safehold Operating Partnership LP	2.850%	1/15/32	200	196
Simon Property Group LP	2.750%	6/1/23	100	102
Simon Property Group LP	3.750%	2/1/24	150	157
Simon Property Group LP	2.000%	9/13/24	145	148
Simon Property Group LP	3.500%	9/1/25	300	320
Simon Property Group LP	3.300%	1/15/26	195	207
Simon Property Group LP	3.250%	11/30/26	75	80
Simon Property Group LP	1.375%	1/15/27	500	490
Simon Property Group LP	3.375%	6/15/27	160	172
Simon Property Group LP	3.375%	12/1/27	100	107
Simon Property Group LP	1.750%	2/1/28	250	246
Simon Property Group LP	2.450%	9/13/29	145	147
Simon Property Group LP	2.650%	7/15/30	200	204
Simon Property Group LP	2.200%	2/1/31	250	245
Simon Property Group LP	2.250%	1/15/32	500	488
Simon Property Group LP	6.750%	2/1/40	125	184
Simon Property Group LP	4.750%	3/15/42	100	123
Simon Property Group LP	4.250%	11/30/46	100	119
Simon Property Group LP	3.250%	9/13/49	200	206
Simon Property Group LP	3.800%	7/15/50	200	224
SITE Centers Corp.	3.900%	8/15/24	100	103
SITE Centers Corp.	4.250%	2/1/26	70	75
Spirit Realty LP	3.200%	1/15/27	80	84
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Spirit Realty LP	2.100%	3/15/28	300	293
Spirit Realty LP	4.000%	7/15/29	60	66
Spirit Realty LP	3.400%	1/15/30	80	84
STORE Capital Corp.	4.500%	3/15/28	75	83
STORE Capital Corp.	4.625%	3/15/29	100	112
Sun Communities Operating LP	2.300%	11/1/28	200	199
Tanger Properties LP	3.125%	9/1/26	175	181
Tanger Properties LP	3.875%	7/15/27	50	53
UDR Inc.	2.950%	9/1/26	150	156
UDR Inc.	3.500%	7/1/27	150	160
UDR Inc.	3.500%	1/15/28	250	268
UDR Inc.	3.200%	1/15/30	60	63
UDR Inc.	3.000%	8/15/31	65	68
UDR Inc.	1.900%	3/15/33	200	185
UDR Inc.	3.100%	11/1/34	65	67
Ventas Realty LP	3.500%	4/15/24	75	79
Ventas Realty LP	3.750%	5/1/24	200	209
Ventas Realty LP	2.650%	1/15/25	75	77
Ventas Realty LP	4.125%	1/15/26	75	81
Ventas Realty LP	3.250%	10/15/26	75	79
Ventas Realty LP	3.850%	4/1/27	50	54
Ventas Realty LP	4.000%	3/1/28	125	138
Ventas Realty LP	3.000%	1/15/30	100	104
Ventas Realty LP	4.750%	11/15/30	330	385
Ventas Realty LP	4.875%	4/15/49	80	100
Vornado Realty LP	3.500%	1/15/25	100	105
Welltower Inc.	3.625%	3/15/24	195	205
Welltower Inc.	4.000%	6/1/25	380	410
Welltower Inc.	4.250%	4/1/26	150	164
Welltower Inc.	2.700%	2/15/27	300	313
Welltower Inc.	4.250%	4/15/28	125	140
Welltower Inc.	4.125%	3/15/29	250	280
Welltower Inc.	2.750%	1/15/31	250	255
Welltower Inc.	2.750%	1/15/32	200	202
Welltower Inc.	6.500%	3/15/41	25	36
Welltower Inc.	4.950%	9/1/48	75	98
Weyerhaeuser Co.	8.500%	1/15/25	50	60
Weyerhaeuser Co.	4.000%	11/15/29	150	167
Weyerhaeuser Co.	4.000%	4/15/30	200	223
Weyerhaeuser Co.	7.375%	3/15/32	100	141
Weyerhaeuser Co.	6.875%	12/15/33	50	68
WP Carey Inc.	4.600%	4/1/24	125	133
WP Carey Inc.	4.000%	2/1/25	50	53
WP Carey Inc.	4.250%	10/1/26	75	82
WP Carey Inc.	3.850%	7/15/29	50	55
WP Carey Inc.	2.250%	4/1/33	500	476
				54,560
Technology (2.8%)
Adobe Inc.	1.700%	2/1/23	100	101
Adobe Inc.	1.900%	2/1/25	20	20
Adobe Inc.	3.250%	2/1/25	175	185
Adobe Inc.	2.150%	2/1/27	180	185
Adobe Inc.	2.300%	2/1/30	260	266
Altera Corp.	4.100%	11/15/23	75	79
Amdocs Ltd.	2.538%	6/15/30	200	199
Analog Devices Inc.	2.950%	4/1/25	85	89
Analog Devices Inc.	3.500%	12/5/26	200	218
Analog Devices Inc.	1.700%	10/1/28	200	199
Analog Devices Inc.	2.100%	10/1/31	200	200
Analog Devices Inc.	2.800%	10/1/41	200	203
Analog Devices Inc.	2.950%	10/1/51	400	411
Apple Inc.	2.850%	2/23/23	342	350
Apple Inc.	2.400%	5/3/23	865	885
Apple Inc.	0.750%	5/11/23	400	401
Apple Inc.	3.000%	2/9/24	325	339
Apple Inc.	3.450%	5/6/24	75	79
Apple Inc.	2.850%	5/11/24	1,243	1,295
Apple Inc.	1.800%	9/11/24	150	153
Apple Inc.	2.750%	1/13/25	575	601
Apple Inc.	1.125%	5/11/25	900	898
Apple Inc.	0.550%	8/20/25	500	488

53

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Apple Inc.	0.700%	2/8/26	500	488
	Apple Inc.	3.250%	2/23/26	705	754
	Apple Inc.	2.450%	8/4/26	1,450	1,515
	Apple Inc.	3.200%	5/11/27	775	836
	Apple Inc.	2.900%	9/12/27	555	592
	Apple Inc.	1.200%	2/8/28	500	486
	Apple Inc.	1.400%	8/5/28	475	465
	Apple Inc.	2.200%	9/11/29	430	440
	Apple Inc.	1.250%	8/20/30	500	472
	Apple Inc.	1.650%	2/8/31	500	487
	Apple Inc.	1.700%	8/5/31	200	195
	Apple Inc.	4.500%	2/23/36	225	282
	Apple Inc.	2.375%	2/8/41	500	485
	Apple Inc.	3.850%	5/4/43	450	532
	Apple Inc.	4.450%	5/6/44	200	255
	Apple Inc.	3.450%	2/9/45	225	251
	Apple Inc.	4.375%	5/13/45	500	633
	Apple Inc.	4.650%	2/23/46	910	1,195
	Apple Inc.	3.850%	8/4/46	375	444
	Apple Inc.	4.250%	2/9/47	200	251
	Apple Inc.	3.750%	11/13/47	450	529
	Apple Inc.	2.650%	5/11/50	515	506
	Apple Inc.	2.650%	2/8/51	600	589
	Apple Inc.	2.550%	8/20/60	500	471
	Apple Inc.	2.800%	2/8/61	400	395
	Apple Inc.	2.850%	8/5/61	275	277
	Applied Materials Inc.	3.900%	10/1/25	145	158
	Applied Materials Inc.	3.300%	4/1/27	225	243
	Applied Materials Inc.	1.750%	6/1/30	200	196
	Applied Materials Inc.	5.100%	10/1/35	100	130
	Applied Materials Inc.	5.850%	6/15/41	125	182
	Applied Materials Inc.	4.350%	4/1/47	175	223
	Applied Materials Inc.	2.750%	6/1/50	200	201
	Arrow Electronics Inc.	4.500%	3/1/23	50	51
	Arrow Electronics Inc.	3.250%	9/8/24	171	178
	Arrow Electronics Inc.	4.000%	4/1/25	50	53
	Arrow Electronics Inc.	3.875%	1/12/28	100	108
	Autodesk Inc.	3.600%	12/15/22	25	26
	Autodesk Inc.	4.375%	6/15/25	100	109
	Autodesk Inc.	3.500%	6/15/27	75	81
	Autodesk Inc.	2.850%	1/15/30	75	78
	Autodesk Inc.	2.400%	12/15/31	200	200
	Automatic Data Processing Inc.	3.375%	9/15/25	200	215
	Automatic Data Processing Inc.	1.700%	5/15/28	200	200
	Automatic Data Processing Inc.	1.250%	9/1/30	400	378
	Avnet Inc.	4.875%	12/1/22	170	176
	Avnet Inc.	4.625%	4/15/26	100	110
	Broadcom Corp. / Broadcom Cayman Finance Ltd.	3.875%	1/15/27	725	786
	Broadcom Corp. / Broadcom Cayman Finance Ltd.	3.500%	1/15/28	150	160
	Broadcom Inc.	2.250%	11/15/23	200	204
	Broadcom Inc.	4.700%	4/15/25	500	547
	Broadcom Inc.	3.150%	11/15/25	278	292
	Broadcom Inc.	4.250%	4/15/26	500	547
[5]	Broadcom Inc.	1.950%	2/15/28	157	155
	Broadcom Inc.	4.110%	9/15/28	428	470
	Broadcom Inc.	4.750%	4/15/29	500	570
	Broadcom Inc.	5.000%	4/15/30	500	582
	Broadcom Inc.	4.150%	11/15/30	600	665
[5]	Broadcom Inc.	2.450%	2/15/31	500	489
	Broadcom Inc.	4.300%	11/15/32	400	451
[5]	Broadcom Inc.	3.419%	4/15/33	652	681
[5]	Broadcom Inc.	3.469%	4/15/34	436	455
[5]	Broadcom Inc.	3.187%	11/15/36	50	50
[5]	Broadcom Inc.	3.500%	2/15/41	700	713
[5]	Broadcom Inc.	3.750%	2/15/51	500	522
	Broadridge Financial Solutions Inc.	3.400%	6/27/26	100	107
	Broadridge Financial Solutions Inc.	2.900%	12/1/29	75	78
	Broadridge Financial Solutions Inc.	2.600%	5/1/31	200	202
	Cadence Design Systems Inc.	4.375%	10/15/24	100	108
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	CDW LLC / CDW Finance Corp.	4.125%	5/1/25	100	103
	CDW LLC / CDW Finance Corp.	4.250%	4/1/28	100	103
	CDW LLC / CDW Finance Corp.	3.250%	2/15/29	100	101
[5]	CGI Inc.	1.450%	9/14/26	100	98
[5]	CGI Inc.	2.300%	9/14/31	100	96
	Cisco Systems Inc.	2.200%	9/20/23	150	154
	Cisco Systems Inc.	3.625%	3/4/24	875	928
	Cisco Systems Inc.	2.950%	2/28/26	100	107
	Cisco Systems Inc.	2.500%	9/20/26	225	237
	Cisco Systems Inc.	5.500%	1/15/40	800	1,118
	Citrix Systems Inc.	4.500%	12/1/27	50	54
	Citrix Systems Inc.	3.300%	3/1/30	75	76
	Corning Inc.	4.700%	3/15/37	275	324
	Corning Inc.	5.750%	8/15/40	195	265
	Corning Inc.	3.900%	11/15/49	100	113
	Corning Inc.	4.375%	11/15/57	350	419
	Corning Inc.	5.450%	11/15/79	200	263
	Dell Inc.	6.500%	4/15/38	100	128
	Dell International LLC / EMC Corp.	5.450%	6/15/23	186	196
	Dell International LLC / EMC Corp.	4.000%	7/15/24	100	106
	Dell International LLC / EMC Corp.	5.850%	7/15/25	200	227
	Dell International LLC / EMC Corp.	6.020%	6/15/26	1,075	1,246
	Dell International LLC / EMC Corp.	4.900%	10/1/26	250	282
	Dell International LLC / EMC Corp.	6.100%	7/15/27	100	120
	Dell International LLC / EMC Corp.	5.300%	10/1/29	325	382
	Dell International LLC / EMC Corp.	6.200%	7/15/30	150	190
	Dell International LLC / EMC Corp.	8.100%	7/15/36	173	264
[5]	Dell International LLC / EMC Corp.	3.375%	12/15/41	200	198
	Dell International LLC / EMC Corp.	8.350%	7/15/46	105	176
[5]	Dell International LLC / EMC Corp.	3.450%	12/15/51	300	288
	DXC Technology Co.	1.800%	9/15/26	200	198
	DXC Technology Co.	2.375%	9/15/28	200	196
	Equifax Inc.	3.950%	6/15/23	50	52
	Equifax Inc.	2.600%	12/1/24	75	78
	Equifax Inc.	2.600%	12/15/25	100	104
	Equifax Inc.	3.100%	5/15/30	120	126
	Equifax Inc.	2.350%	9/15/31	200	197
	Fidelity National Information Services Inc.	0.375%	3/1/23	200	199
	Fidelity National Information Services Inc.	0.600%	3/1/24	200	197
	Fidelity National Information Services Inc.	1.150%	3/1/26	500	488
	Fidelity National Information Services Inc.	1.650%	3/1/28	200	194
	Fidelity National Information Services Inc.	3.750%	5/21/29	100	109
	Fidelity National Information Services Inc.	2.250%	3/1/31	300	293
	Fidelity National Information Services Inc.	3.100%	3/1/41	200	202
	Fiserv Inc.	3.800%	10/1/23	200	209
	Fiserv Inc.	2.750%	7/1/24	400	414
	Fiserv Inc.	3.850%	6/1/25	400	428
	Fiserv Inc.	3.200%	7/1/26	700	741
	Fiserv Inc.	2.250%	6/1/27	300	305
	Fiserv Inc.	4.200%	10/1/28	200	224
	Fiserv Inc.	3.500%	7/1/29	600	645
	Fiserv Inc.	2.650%	6/1/30	200	203
	Fiserv Inc.	4.400%	7/1/49	415	495
	Flex Ltd.	4.750%	6/15/25	26	28
	Flex Ltd.	4.875%	6/15/29	50	57
	Global Payments Inc.	3.750%	6/1/23	250	258
	Global Payments Inc.	4.000%	6/1/23	100	104
	Global Payments Inc.	1.500%	11/15/24	200	200
	Global Payments Inc.	2.650%	2/15/25	337	347
	Global Payments Inc.	4.800%	4/1/26	150	167
	Global Payments Inc.	2.150%	1/15/27	200	201
	Global Payments Inc.	3.200%	8/15/29	310	323
	Global Payments Inc.	2.900%	5/15/30	200	204
	Global Payments Inc.	2.900%	11/15/31	200	203
	Global Payments Inc.	4.150%	8/15/49	200	230

54

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Hewlett Packard Enterprise Co.	2.250%	4/1/23	200	203
	Hewlett Packard Enterprise Co.	4.450%	10/2/23	300	317
	Hewlett Packard Enterprise Co.	1.450%	4/1/24	150	151
	Hewlett Packard Enterprise Co.	4.900%	10/15/25	500	555
	Hewlett Packard Enterprise Co.	1.750%	4/1/26	150	150
	Hewlett Packard Enterprise Co.	6.200%	10/15/35	150	197
	Hewlett Packard Enterprise Co.	6.350%	10/15/45	275	368
	HP Inc.	2.200%	6/17/25	300	307
[5]	HP Inc.	1.450%	6/17/26	200	197
	HP Inc.	3.000%	6/17/27	350	368
	HP Inc.	3.400%	6/17/30	500	528
[5]	HP Inc.	2.650%	6/17/31	200	197
	HP Inc.	6.000%	9/15/41	100	133
	IHS Markit Ltd.	3.625%	5/1/24	100	105
	IHS Markit Ltd.	4.750%	8/1/28	140	162
	IHS Markit Ltd.	4.250%	5/1/29	100	113
	Intel Corp.	2.700%	12/15/22	404	412
	Intel Corp.	2.875%	5/11/24	1,050	1,093
	Intel Corp.	3.400%	3/25/25	300	319
	Intel Corp.	3.700%	7/29/25	450	485
	Intel Corp.	2.600%	5/19/26	210	220
	Intel Corp.	1.600%	8/12/28	200	198
	Intel Corp.	2.450%	11/15/29	375	388
	Intel Corp.	3.900%	3/25/30	345	392
	Intel Corp.	2.000%	8/12/31	250	248
	Intel Corp.	4.000%	12/15/32	150	175
	Intel Corp.	4.600%	3/25/40	150	187
	Intel Corp.	2.800%	8/12/41	200	199
	Intel Corp.	4.800%	10/1/41	162	210
	Intel Corp.	4.250%	12/15/42	150	182
	Intel Corp.	4.100%	5/19/46	250	296
	Intel Corp.	4.100%	5/11/47	200	240
	Intel Corp.	3.734%	12/8/47	674	764
	Intel Corp.	3.250%	11/15/49	300	317
	Intel Corp.	4.750%	3/25/50	400	532
	Intel Corp.	3.050%	8/12/51	250	256
	Intel Corp.	3.100%	2/15/60	300	302
	Intel Corp.	4.950%	3/25/60	155	218
	Intel Corp.	3.200%	8/12/61	200	205
	International Business Machines Corp.	3.375%	8/1/23	450	468
	International Business Machines Corp.	3.625%	2/12/24	450	474
	International Business Machines Corp.	3.000%	5/15/24	600	627
	International Business Machines Corp.	7.000%	10/30/25	300	362
	International Business Machines Corp.	3.450%	2/19/26	285	306
	International Business Machines Corp.	3.300%	5/15/26	700	749
	International Business Machines Corp.	1.700%	5/15/27	265	264
	International Business Machines Corp.	6.220%	8/1/27	75	92
	International Business Machines Corp.	6.500%	1/15/28	75	94
	International Business Machines Corp.	3.500%	5/15/29	750	815
	International Business Machines Corp.	1.950%	5/15/30	265	259
	International Business Machines Corp.	4.150%	5/15/39	400	462
	International Business Machines Corp.	5.600%	11/30/39	48	66
	International Business Machines Corp.	2.850%	5/15/40	265	261
	International Business Machines Corp.	4.000%	6/20/42	358	411
	International Business Machines Corp.	4.250%	5/15/49	500	606
	International Business Machines Corp.	2.950%	5/15/50	265	259
	Intuit Inc.	0.650%	7/15/23	100	100
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Intuit Inc.	0.950%	7/15/25	100	99
	Intuit Inc.	1.350%	7/15/27	100	98
	Intuit Inc.	1.650%	7/15/30	100	97
	Jabil Inc.	3.950%	1/12/28	100	109
	Jabil Inc.	3.600%	1/15/30	100	108
	Jabil Inc.	3.000%	1/15/31	150	154
	Juniper Networks Inc.	3.750%	8/15/29	200	217
	Juniper Networks Inc.	5.950%	3/15/41	25	33
	KLA Corp.	4.650%	11/1/24	250	271
	KLA Corp.	4.100%	3/15/29	150	170
	KLA Corp.	5.000%	3/15/49	75	101
	KLA Corp.	3.300%	3/1/50	150	160
[5]	Kyndryl Holdings Inc.	2.050%	10/15/26	100	98
[5]	Kyndryl Holdings Inc.	2.700%	10/15/28	100	97
[5]	Kyndryl Holdings Inc.	3.150%	10/15/31	100	97
[5]	Kyndryl Holdings Inc.	4.100%	10/15/41	100	97
	Lam Research Corp.	3.800%	3/15/25	145	155
	Lam Research Corp.	3.750%	3/15/26	150	164
	Lam Research Corp.	4.000%	3/15/29	200	224
	Lam Research Corp.	1.900%	6/15/30	250	246
	Lam Research Corp.	4.875%	3/15/49	125	170
	Lam Research Corp.	2.875%	6/15/50	150	150
	Lam Research Corp.	3.125%	6/15/60	100	102
	Leidos Inc.	2.950%	5/15/23	95	97
	Leidos Inc.	3.625%	5/15/25	100	106
	Leidos Inc.	4.375%	5/15/30	150	167
	Leidos Inc.	2.300%	2/15/31	200	192
	Marvell Technology Inc.	4.200%	6/22/23	100	104
	Marvell Technology Inc.	2.450%	4/15/28	100	102
	Marvell Technology Inc.	4.875%	6/22/28	100	114
	Marvell Technology Inc.	2.950%	4/15/31	100	102
	Mastercard Inc.	3.375%	4/1/24	300	316
	Mastercard Inc.	2.000%	3/3/25	400	410
	Mastercard Inc.	2.950%	11/21/26	100	106
	Mastercard Inc.	3.300%	3/26/27	200	216
	Mastercard Inc.	2.950%	6/1/29	275	294
	Mastercard Inc.	3.350%	3/26/30	300	330
	Mastercard Inc.	2.000%	11/18/31	200	199
	Mastercard Inc.	3.950%	2/26/48	100	120
	Mastercard Inc.	3.650%	6/1/49	250	290
	Mastercard Inc.	3.850%	3/26/50	400	481
	Maxim Integrated Products Inc.	3.450%	6/15/27	100	108
	Microchip Technology Inc.	4.333%	6/1/23	100	104
	Microchip Technology Inc.	4.250%	9/1/25	200	208
	Micron Technology Inc.	4.975%	2/6/26	100	112
	Micron Technology Inc.	4.185%	2/15/27	200	220
	Micron Technology Inc.	5.327%	2/6/29	150	177
	Micron Technology Inc.	4.663%	2/15/30	100	115
	Micron Technology Inc.	3.366%	11/1/41	100	103
	Micron Technology Inc.	3.477%	11/1/51	100	102
	Microsoft Corp.	2.375%	5/1/23	75	76
	Microsoft Corp.	2.000%	8/8/23	300	306
	Microsoft Corp.	2.875%	2/6/24	500	520
	Microsoft Corp.	3.125%	11/3/25	1,132	1,207
	Microsoft Corp.	2.400%	8/8/26	1,405	1,470
	Microsoft Corp.	3.300%	2/6/27	675	735
	Microsoft Corp.	3.500%	2/12/35	325	372
	Microsoft Corp.	3.450%	8/8/36	425	487
	Microsoft Corp.	4.100%	2/6/37	250	304
	Microsoft Corp.	3.700%	8/8/46	1,226	1,471
	Microsoft Corp.	2.525%	6/1/50	1,478	1,450
	Microsoft Corp.	2.921%	3/17/52	1,364	1,444
	Microsoft Corp.	2.675%	6/1/60	594	591
	Microsoft Corp.	3.041%	3/17/62	656	706
	Moody's Corp.	4.875%	2/15/24	250	267
	Moody's Corp.	3.250%	1/15/28	200	215
	Moody's Corp.	2.000%	8/19/31	200	195
	Moody's Corp.	2.750%	8/19/41	200	195
	Moody's Corp.	4.875%	12/17/48	125	166
	Moody's Corp.	3.250%	5/20/50	100	105
	Moody's Corp.	2.550%	8/18/60	100	88

55

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Moody's Corp.	3.100%	11/29/61	200	199
	Motorola Solutions Inc.	4.000%	9/1/24	240	256
	Motorola Solutions Inc.	4.600%	2/23/28	125	141
	Motorola Solutions Inc.	5.500%	9/1/44	75	98
	NetApp Inc.	3.300%	9/29/24	75	79
	NetApp Inc.	1.875%	6/22/25	150	152
	NetApp Inc.	2.375%	6/22/27	100	103
	NetApp Inc.	2.700%	6/22/30	200	201
	NVIDIA Corp.	0.309%	6/15/23	250	249
	NVIDIA Corp.	0.584%	6/14/24	250	248
	NVIDIA Corp.	3.200%	9/16/26	200	215
	NVIDIA Corp.	1.550%	6/15/28	250	247
	NVIDIA Corp.	2.850%	4/1/30	300	318
	NVIDIA Corp.	2.000%	6/15/31	250	248
	NVIDIA Corp.	3.500%	4/1/40	200	224
	NVIDIA Corp.	3.500%	4/1/50	605	691
	NVIDIA Corp.	3.700%	4/1/60	113	135
[5]	NXP BV / NXP Funding LLC	4.875%	3/1/24	200	215
[5]	NXP BV / NXP Funding LLC	5.350%	3/1/26	100	113
[5]	NXP BV / NXP Funding LLC	5.550%	12/1/28	175	210
[5]	NXP BV / NXP Funding LLC / NXP USA Inc.	4.300%	6/18/29	450	505
[5]	NXP BV / NXP Funding LLC / NXP USA Inc.	3.400%	5/1/30	200	213
[5]	NXP BV / NXP Funding LLC / NXP USA Inc.	2.500%	5/11/31	200	201
[5]	NXP BV / NXP Funding LLC / NXP USA Inc.	2.650%	2/15/32	200	201
[5]	NXP BV / NXP Funding LLC / NXP USA Inc.	3.250%	5/11/41	200	206
[5]	NXP BV / NXP Funding LLC / NXP USA Inc.	3.125%	2/15/42	100	101
[5]	NXP BV / NXP Funding LLC / NXP USA Inc.	3.250%	11/30/51	100	100
	Oracle Corp.	2.400%	9/15/23	750	765
	Oracle Corp.	3.400%	7/8/24	450	471
	Oracle Corp.	2.950%	11/15/24	425	442
	Oracle Corp.	2.500%	4/1/25	919	941
	Oracle Corp.	1.650%	3/25/26	500	496
	Oracle Corp.	2.650%	7/15/26	2,361	2,429
	Oracle Corp.	2.800%	4/1/27	500	516
	Oracle Corp.	2.300%	3/25/28	500	498
	Oracle Corp.	2.950%	4/1/30	750	758
	Oracle Corp.	2.875%	3/25/31	700	704
	Oracle Corp.	4.300%	7/8/34	325	360
	Oracle Corp.	3.900%	5/15/35	150	160
	Oracle Corp.	3.850%	7/15/36	250	263
	Oracle Corp.	3.800%	11/15/37	525	547
	Oracle Corp.	6.125%	7/8/39	250	330
	Oracle Corp.	3.600%	4/1/40	605	608
	Oracle Corp.	5.375%	7/15/40	700	851
	Oracle Corp.	3.650%	3/25/41	500	506
	Oracle Corp.	4.500%	7/8/44	250	280
	Oracle Corp.	4.125%	5/15/45	425	451
	Oracle Corp.	4.000%	7/15/46	575	598
	Oracle Corp.	4.000%	11/15/47	475	493
	Oracle Corp.	3.600%	4/1/50	1,120	1,097
	Oracle Corp.	3.950%	3/25/51	600	624
	Oracle Corp.	4.375%	5/15/55	150	164
	Oracle Corp.	3.850%	4/1/60	700	693
	Oracle Corp.	4.100%	3/25/61	300	313
	PayPal Holdings Inc.	1.350%	6/1/23	200	202
	PayPal Holdings Inc.	2.400%	10/1/24	100	103
	PayPal Holdings Inc.	1.650%	6/1/25	200	202
	PayPal Holdings Inc.	2.650%	10/1/26	300	316
	PayPal Holdings Inc.	2.850%	10/1/29	400	421
	PayPal Holdings Inc.	2.300%	6/1/30	200	203
	PayPal Holdings Inc.	3.250%	6/1/50	310	332
[5]	Qorvo Inc.	1.750%	12/15/24	100	100
	Qorvo Inc.	4.375%	10/15/29	200	214
	QUALCOMM Inc.	2.600%	1/30/23	90	92
	QUALCOMM Inc.	2.900%	5/20/24	172	179
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
QUALCOMM Inc.	3.450%	5/20/25	200	213
QUALCOMM Inc.	3.250%	5/20/27	400	432
QUALCOMM Inc.	1.300%	5/20/28	378	366
QUALCOMM Inc.	1.650%	5/20/32	414	393
QUALCOMM Inc.	4.650%	5/20/35	200	249
QUALCOMM Inc.	4.800%	5/20/45	275	365
QUALCOMM Inc.	4.300%	5/20/47	350	440
QUALCOMM Inc.	3.250%	5/20/50	200	220
RELX Capital Inc.	3.500%	3/16/23	125	129
RELX Capital Inc.	4.000%	3/18/29	100	111
RELX Capital Inc.	3.000%	5/22/30	150	158
Roper Technologies Inc.	2.350%	9/15/24	125	128
Roper Technologies Inc.	1.000%	9/15/25	500	489
Roper Technologies Inc.	3.850%	12/15/25	100	108
Roper Technologies Inc.	3.800%	12/15/26	145	159
Roper Technologies Inc.	1.400%	9/15/27	500	486
Roper Technologies Inc.	4.200%	9/15/28	175	197
Roper Technologies Inc.	2.950%	9/15/29	125	129
Roper Technologies Inc.	2.000%	6/30/30	125	120
Roper Technologies Inc.	1.750%	2/15/31	500	470
S&P Global Inc.	4.000%	6/15/25	149	161
S&P Global Inc.	2.500%	12/1/29	125	129
S&P Global Inc.	1.250%	8/15/30	400	374
S&P Global Inc.	3.250%	12/1/49	150	163
S&P Global Inc.	2.300%	8/15/60	100	87
salesforce.com Inc.	3.250%	4/11/23	200	206
salesforce.com Inc.	3.700%	4/11/28	325	360
salesforce.com Inc.	1.500%	7/15/28	200	198
salesforce.com Inc.	1.950%	7/15/31	300	297
salesforce.com Inc.	2.700%	7/15/41	250	249
salesforce.com Inc.	2.900%	7/15/51	400	408
salesforce.com Inc.	3.050%	7/15/61	250	257
ServiceNow Inc.	1.400%	9/1/30	400	373
Skyworks Solutions Inc.	1.800%	6/1/26	200	198
Teledyne FLIR LLC	2.500%	8/1/30	100	100
Texas Instruments Inc.	2.625%	5/15/24	25	26
Texas Instruments Inc.	1.375%	3/12/25	200	201
Texas Instruments Inc.	1.125%	9/15/26	200	198
Texas Instruments Inc.	2.900%	11/3/27	94	101
Texas Instruments Inc.	2.250%	9/4/29	100	102
Texas Instruments Inc.	1.750%	5/4/30	210	206
Texas Instruments Inc.	1.900%	9/15/31	150	148
Texas Instruments Inc.	3.875%	3/15/39	142	168
Texas Instruments Inc.	4.150%	5/15/48	300	377
Texas Instruments Inc.	2.700%	9/15/51	100	101
Thomson Reuters Corp.	5.500%	8/15/35	75	97
Thomson Reuters Corp.	5.850%	4/15/40	100	141
Thomson Reuters Corp.	5.650%	11/23/43	100	138
TSMC Arizona Corp.	1.750%	10/25/26	400	400
TSMC Arizona Corp.	2.500%	10/25/31	200	202
TSMC Arizona Corp.	3.125%	10/25/41	200	208
TSMC Arizona Corp.	3.250%	10/25/51	200	210
Verisk Analytics Inc.	4.000%	6/15/25	150	161
Verisk Analytics Inc.	4.125%	3/15/29	400	446
Verisk Analytics Inc.	5.500%	6/15/45	50	67
Verisk Analytics Inc.	3.625%	5/15/50	100	109
Visa Inc.	2.800%	12/14/22	550	560
Visa Inc.	3.150%	12/14/25	925	987
Visa Inc.	1.900%	4/15/27	200	203
Visa Inc.	0.750%	8/15/27	500	481
Visa Inc.	2.750%	9/15/27	150	159
Visa Inc.	1.100%	2/15/31	400	373
Visa Inc.	4.150%	12/14/35	325	389
Visa Inc.	2.700%	4/15/40	200	204
Visa Inc.	4.300%	12/14/45	725	912
Visa Inc.	3.650%	9/15/47	100	116
Visa Inc.	2.000%	8/15/50	300	264
VMware Inc.	0.600%	8/15/23	200	199
VMware Inc.	4.500%	5/15/25	200	218
VMware Inc.	1.400%	8/15/26	300	295
VMware Inc.	4.650%	5/15/27	100	113

56

Total Bond Market Index Portfolio
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
VMware Inc.	3.900%	8/21/27	300	328
VMware Inc.	1.800%	8/15/28	200	195
VMware Inc.	4.700%	5/15/30	500	582
VMware Inc.	2.200%	8/15/31	300	295
Western Digital Corp.	4.750%	2/15/26	300	328
Western Digital Corp.	2.850%	2/1/29	200	202
Western Union Co.	2.850%	1/10/25	108	112
Western Union Co.	1.350%	3/15/26	200	196
Western Union Co.	6.200%	11/17/36	100	123
Western Union Co.	6.200%	6/21/40	35	44
Xilinx Inc.	2.950%	6/1/24	150	156
Xilinx Inc.	2.375%	6/1/30	200	203
				135,483
Utilities (2.3%)
AEP Texas Inc.	3.950%	6/1/28	100	110
AEP Texas Inc.	2.100%	7/1/30	200	193
AEP Texas Inc.	3.800%	10/1/47	50	54
AEP Texas Inc.	3.450%	1/15/50	50	51
AEP Transmission Co. LLC	4.000%	12/1/46	75	87
AEP Transmission Co. LLC	3.750%	12/1/47	100	113
AEP Transmission Co. LLC	3.800%	6/15/49	70	80
AEP Transmission Co. LLC	3.150%	9/15/49	70	72
AES Corp.	1.375%	1/15/26	300	292
AES Corp.	2.450%	1/15/31	300	293
Alabama Power Co.	1.450%	9/15/30	500	471
Alabama Power Co.	6.125%	5/15/38	50	70
Alabama Power Co.	3.850%	12/1/42	25	28
Alabama Power Co.	4.150%	8/15/44	75	88
Alabama Power Co.	3.750%	3/1/45	150	166
Alabama Power Co.	4.300%	1/2/46	250	300
Alabama Power Co.	3.700%	12/1/47	100	111
Alabama Power Co.	4.300%	7/15/48	100	121
Alabama Power Co.	3.450%	10/1/49	550	587
Alabama Power Co.	3.125%	7/15/51	400	410
Alabama Power Co.	3.000%	3/15/52	200	201
Ameren Corp.	2.500%	9/15/24	100	103
Ameren Corp.	3.650%	2/15/26	80	85
Ameren Corp.	1.950%	3/15/27	200	201
Ameren Corp.	3.500%	1/15/31	100	108
Ameren Illinois Co.	3.800%	5/15/28	75	83
Ameren Illinois Co.	3.700%	12/1/47	150	171
Ameren Illinois Co.	3.250%	3/15/50	60	64
American Electric Power Co. Inc.	2.950%	12/15/22	25	25
American Electric Power Co. Inc.	3.200%	11/13/27	75	80
American Electric Power Co. Inc.	4.300%	12/1/28	150	168
American Electric Power Co. Inc.	3.875%	2/15/62	250	253
American Water Capital Corp.	3.400%	3/1/25	125	132
American Water Capital Corp.	2.950%	9/1/27	325	343
American Water Capital Corp.	3.450%	6/1/29	125	135
American Water Capital Corp.	2.800%	5/1/30	100	104
American Water Capital Corp.	6.593%	10/15/37	150	218
American Water Capital Corp.	4.300%	9/1/45	100	120
American Water Capital Corp.	3.750%	9/1/47	200	224
American Water Capital Corp.	4.200%	9/1/48	100	120
American Water Capital Corp.	4.150%	6/1/49	125	148
American Water Capital Corp.	3.450%	5/1/50	100	107
Appalachian Power Co.	3.300%	6/1/27	500	535
Appalachian Power Co.	4.500%	3/1/49	425	516
Appalachian Power Co.	3.700%	5/1/50	100	109
Arizona Public Service Co.	3.150%	5/15/25	100	104
Arizona Public Service Co.	2.950%	9/15/27	50	53
Arizona Public Service Co.	4.500%	4/1/42	225	263
Arizona Public Service Co.	4.350%	11/15/45	125	147
Arizona Public Service Co.	3.750%	5/15/46	125	137
Arizona Public Service Co.	4.250%	3/1/49	100	117
Arizona Public Service Co.	3.500%	12/1/49	60	62
Atmos Energy Corp.	3.000%	6/15/27	100	106
Atmos Energy Corp.	2.625%	9/15/29	50	52
Atmos Energy Corp.	5.500%	6/15/41	200	265
Atmos Energy Corp.	4.150%	1/15/43	100	116
Atmos Energy Corp.	4.125%	10/15/44	50	59
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Atmos Energy Corp.	3.375%	9/15/49	400	428
Atmos Energy Corp.	2.850%	2/15/52	200	197
Avangrid Inc.	3.150%	12/1/24	230	241
Avangrid Inc.	3.800%	6/1/29	195	213
Avista Corp.	4.350%	6/1/48	75	93
Baltimore Gas and Electric Co.	2.400%	8/15/26	334	343
Baltimore Gas and Electric Co.	2.250%	6/15/31	100	100
Baltimore Gas and Electric Co.	3.500%	8/15/46	100	109
Baltimore Gas and Electric Co.	3.750%	8/15/47	250	284
Baltimore Gas and Electric Co.	4.250%	9/15/48	50	61
Baltimore Gas and Electric Co.	3.200%	9/15/49	80	83
Baltimore Gas and Electric Co.	2.900%	6/15/50	100	100
Berkshire Hathaway Energy Co.	2.800%	1/15/23	125	128
Berkshire Hathaway Energy Co.	3.750%	11/15/23	100	105
Berkshire Hathaway Energy Co.	3.500%	2/1/25	100	106
Berkshire Hathaway Energy Co.	3.250%	4/15/28	125	134
Berkshire Hathaway Energy Co.	3.700%	7/15/30	700	777
Berkshire Hathaway Energy Co.	6.125%	4/1/36	100	136
Berkshire Hathaway Energy Co.	5.950%	5/15/37	225	303
Berkshire Hathaway Energy Co.	5.150%	11/15/43	150	193
Berkshire Hathaway Energy Co.	4.500%	2/1/45	150	182
Berkshire Hathaway Energy Co.	3.800%	7/15/48	50	56
Berkshire Hathaway Energy Co.	4.450%	1/15/49	200	248
Berkshire Hathaway Energy Co.	4.250%	10/15/50	200	244
Black Hills Corp.	4.250%	11/30/23	100	105
Black Hills Corp.	1.037%	8/23/24	200	198
Black Hills Corp.	3.950%	1/15/26	75	80
Black Hills Corp.	3.150%	1/15/27	75	78
Black Hills Corp.	3.050%	10/15/29	70	73
Black Hills Corp.	4.350%	5/1/33	75	85
Black Hills Corp.	4.200%	9/15/46	50	57
Black Hills Corp.	3.875%	10/15/49	70	78
CenterPoint Energy Houston Electric LLC	2.400%	9/1/26	300	309
CenterPoint Energy Houston Electric LLC	6.950%	3/15/33	50	69
CenterPoint Energy Houston Electric LLC	3.950%	3/1/48	75	89
CenterPoint Energy Houston Electric LLC	4.250%	2/1/49	150	187
CenterPoint Energy Houston Electric LLC	2.900%	7/1/50	100	101
CenterPoint Energy Houston Electric LLC	3.350%	4/1/51	200	221
CenterPoint Energy Inc.	3.850%	2/1/24	163	171
CenterPoint Energy Inc.	2.500%	9/1/24	100	103
CenterPoint Energy Inc.	1.450%	6/1/26	200	197
CenterPoint Energy Inc.	4.250%	11/1/28	75	84
CenterPoint Energy Inc.	2.950%	3/1/30	80	83
CenterPoint Energy Inc.	2.650%	6/1/31	200	202
CenterPoint Energy Inc.	3.700%	9/1/49	50	55
CenterPoint Energy Resources Corp.	4.000%	4/1/28	100	110
CenterPoint Energy Resources Corp.	1.750%	10/1/30	100	95
CenterPoint Energy Resources Corp.	5.850%	1/15/41	250	341
CenterPoint Energy Resources Corp.	4.100%	9/1/47	50	58
Cleco Corporate Holdings LLC	3.743%	5/1/26	100	107
Cleco Corporate Holdings LLC	4.973%	5/1/46	125	151
Cleveland Electric Illuminating Co.	5.500%	8/15/24	225	248
Cleveland Electric Illuminating Co.	5.950%	12/15/36	75	101
CMS Energy Corp.	3.000%	5/15/26	75	78
CMS Energy Corp.	3.450%	8/15/27	50	54
CMS Energy Corp.	4.875%	3/1/44	75	94
CMS Energy Corp.	4.750%	6/1/50	100	109
Commonwealth Edison Co.	2.550%	6/15/26	223	233
Commonwealth Edison Co.	2.950%	8/15/27	75	79
Commonwealth Edison Co.	2.200%	3/1/30	50	50
Commonwealth Edison Co.	5.900%	3/15/36	150	207
Commonwealth Edison Co.	6.450%	1/15/38	175	255
Commonwealth Edison Co.	4.600%	8/15/43	75	93

57

Total Bond Market Index Portfolio
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Commonwealth Edison Co.	4.700%	1/15/44	175	221
Commonwealth Edison Co.	3.700%	3/1/45	75	84
Commonwealth Edison Co.	3.650%	6/15/46	175	195
Commonwealth Edison Co.	3.750%	8/15/47	100	114
Commonwealth Edison Co.	4.000%	3/1/48	150	177
Commonwealth Edison Co.	4.000%	3/1/49	125	149
Commonwealth Edison Co.	3.000%	3/1/50	200	204
Connecticut Light and Power Co.	2.500%	1/15/23	125	127
Connecticut Light and Power Co.	0.750%	12/1/25	500	486
Connecticut Light and Power Co.	3.200%	3/15/27	50	53
Connecticut Light and Power Co.	4.300%	4/15/44	150	183
Connecticut Light and Power Co.	4.000%	4/1/48	160	192
Consolidated Edison Co. of New York Inc.	2.400%	6/15/31	600	604
Consolidated Edison Co. of New York Inc.	5.300%	3/1/35	200	248
Consolidated Edison Co. of New York Inc.	5.850%	3/15/36	275	361
Consolidated Edison Co. of New York Inc.	6.200%	6/15/36	75	103
Consolidated Edison Co. of New York Inc.	3.950%	3/1/43	125	136
Consolidated Edison Co. of New York Inc.	4.450%	3/15/44	200	235
Consolidated Edison Co. of New York Inc.	4.500%	12/1/45	375	442
Consolidated Edison Co. of New York Inc.	3.850%	6/15/46	145	157
Consolidated Edison Co. of New York Inc.	3.875%	6/15/47	75	82
Consolidated Edison Co. of New York Inc.	4.125%	5/15/49	400	460
Consolidated Edison Co. of New York Inc.	3.950%	4/1/50	250	287
Consolidated Edison Co. of New York Inc.	4.000%	11/15/57	75	85
Consolidated Edison Co. of New York Inc.	4.500%	5/15/58	120	148
Consumers Energy Co.	3.375%	8/15/23	275	284
Consumers Energy Co.	3.800%	11/15/28	75	84
Consumers Energy Co.	3.950%	5/15/43	75	86
Consumers Energy Co.	3.250%	8/15/46	50	53
Consumers Energy Co.	3.950%	7/15/47	50	59
Consumers Energy Co.	4.050%	5/15/48	125	150
Consumers Energy Co.	4.350%	4/15/49	80	101
Consumers Energy Co.	3.100%	8/15/50	80	84
Consumers Energy Co.	3.500%	8/1/51	400	451
Consumers Energy Co.	2.500%	5/1/60	100	88
Delmarva Power & Light Co.	3.500%	11/15/23	25	26
Delmarva Power & Light Co.	4.150%	5/15/45	100	117
Dominion Energy Inc.	3.071%	8/15/24	75	78
Dominion Energy Inc.	3.900%	10/1/25	125	135
Dominion Energy Inc.	1.450%	4/15/26	200	198
Dominion Energy Inc.	2.850%	8/15/26	454	474
Dominion Energy Inc.	4.250%	6/1/28	125	140
Dominion Energy Inc.	3.375%	4/1/30	125	133
Dominion Energy Inc.	2.250%	8/15/31	250	245
Dominion Energy Inc.	6.300%	3/15/33	75	99
Dominion Energy Inc.	5.950%	6/15/35	225	295
Dominion Energy Inc.	4.900%	8/1/41	280	346
Dominion Energy Inc.	4.050%	9/15/42	300	338
Dominion Energy Inc.	5.750%	10/1/54	100	107
Dominion Energy South Carolina Inc.	2.300%	12/1/31	100	101
Dominion Energy South Carolina Inc.	6.625%	2/1/32	50	68
Dominion Energy South Carolina Inc.	6.050%	1/15/38	125	176
Dominion Energy South Carolina Inc.	5.450%	2/1/41	75	101
Dominion Energy South Carolina Inc.	4.600%	6/15/43	75	92
DTE Electric Co.	3.650%	3/15/24	250	262
DTE Electric Co.	3.375%	3/1/25	150	158
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	DTE Electric Co.	2.250%	3/1/30	200	201
	DTE Electric Co.	2.625%	3/1/31	100	103
	DTE Electric Co.	4.000%	4/1/43	225	264
	DTE Electric Co.	3.700%	6/1/46	50	56
	DTE Electric Co.	3.750%	8/15/47	100	114
	DTE Electric Co.	3.950%	3/1/49	128	152
	DTE Electric Co.	2.950%	3/1/50	150	152
	DTE Energy Co.	2.529%	10/1/24	100	103
	DTE Energy Co.	1.050%	6/1/25	500	491
	DTE Energy Co.	2.850%	10/1/26	300	313
	DTE Energy Co.	3.400%	6/15/29	94	100
	DTE Energy Co.	2.950%	3/1/30	60	62
	Duke Energy Carolinas LLC	2.500%	3/15/23	100	102
	Duke Energy Carolinas LLC	3.050%	3/15/23	100	103
	Duke Energy Carolinas LLC	2.950%	12/1/26	100	106
	Duke Energy Carolinas LLC	3.950%	11/15/28	125	139
	Duke Energy Carolinas LLC	6.000%	12/1/28	125	154
	Duke Energy Carolinas LLC	2.450%	8/15/29	200	205
	Duke Energy Carolinas LLC	2.450%	2/1/30	100	101
	Duke Energy Carolinas LLC	2.550%	4/15/31	200	205
	Duke Energy Carolinas LLC	6.100%	6/1/37	100	136
	Duke Energy Carolinas LLC	6.000%	1/15/38	25	35
	Duke Energy Carolinas LLC	6.050%	4/15/38	25	35
	Duke Energy Carolinas LLC	5.300%	2/15/40	150	197
	Duke Energy Carolinas LLC	4.000%	9/30/42	175	201
	Duke Energy Carolinas LLC	3.875%	3/15/46	100	113
	Duke Energy Carolinas LLC	3.700%	12/1/47	100	112
	Duke Energy Carolinas LLC	3.950%	3/15/48	300	348
	Duke Energy Carolinas LLC	3.200%	8/15/49	400	416
	Duke Energy Corp.	3.750%	4/15/24	325	342
	Duke Energy Corp.	2.650%	9/1/26	80	83
	Duke Energy Corp.	3.150%	8/15/27	300	317
	Duke Energy Corp.	2.450%	6/1/30	100	100
	Duke Energy Corp.	2.550%	6/15/31	200	200
	Duke Energy Corp.	4.800%	12/15/45	125	154
	Duke Energy Corp.	3.750%	9/1/46	405	434
	Duke Energy Corp.	4.200%	6/15/49	400	457
	Duke Energy Corp.	3.500%	6/15/51	200	208
	Duke Energy Corp.	3.250%	1/15/82	200	195
	Duke Energy Florida LLC	3.800%	7/15/28	100	110
	Duke Energy Florida LLC	2.500%	12/1/29	425	435
	Duke Energy Florida LLC	1.750%	6/15/30	100	96
	Duke Energy Florida LLC	2.400%	12/15/31	200	203
	Duke Energy Florida LLC	6.350%	9/15/37	225	322
	Duke Energy Florida LLC	6.400%	6/15/38	200	289
	Duke Energy Florida LLC	3.850%	11/15/42	200	224
	Duke Energy Florida LLC	3.400%	10/1/46	100	105
	Duke Energy Florida LLC	4.200%	7/15/48	200	239
[2]	Duke Energy Florida Project Finance LLC	1.731%	9/1/24	17	17
[2]	Duke Energy Florida Project Finance LLC	2.538%	9/1/31	100	103
	Duke Energy Indiana LLC	6.350%	8/15/38	740	1,041
	Duke Energy Indiana LLC	3.750%	5/15/46	225	252
	Duke Energy Ohio Inc.	2.125%	6/1/30	100	99
	Duke Energy Ohio Inc.	3.700%	6/15/46	25	27
	Duke Energy Progress LLC	3.375%	9/1/23	25	26
	Duke Energy Progress LLC	3.700%	9/1/28	175	192
	Duke Energy Progress LLC	3.450%	3/15/29	125	135
	Duke Energy Progress LLC	2.000%	8/15/31	200	196
	Duke Energy Progress LLC	4.375%	3/30/44	300	361
	Duke Energy Progress LLC	4.150%	12/1/44	100	118
	Duke Energy Progress LLC	3.700%	10/15/46	50	56
	Duke Energy Progress LLC	3.600%	9/15/47	100	111
	Duke Energy Progress LLC	2.900%	8/15/51	434	435
	Duke Energy Progress NC Storm Funding LLC	1.295%	7/1/30	100	99
[2]	Duke Energy Progress NC Storm Funding LLC	2.387%	7/1/39	100	100
	Duke Energy Progress NC Storm Funding LLC	2.799%	7/1/43	100	101
	Eastern Energy Gas Holdings LLC	2.500%	11/15/24	100	103

58

Total Bond Market Index Portfolio
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Eastern Energy Gas Holdings LLC	3.600%	12/15/24	134	142
Edison International	3.125%	11/15/22	80	81
Edison International	2.950%	3/15/23	200	204
Edison International	5.750%	6/15/27	25	29
El Paso Electric Co.	6.000%	5/15/35	50	65
El Paso Electric Co.	5.000%	12/1/44	75	91
Emera US Finance LP	3.550%	6/15/26	150	160
Emera US Finance LP	4.750%	6/15/46	245	291
Enel Chile SA	4.875%	6/12/28	125	138
Entergy Arkansas LLC	3.500%	4/1/26	50	54
Entergy Arkansas LLC	2.650%	6/15/51	500	468
Entergy Corp.	2.950%	9/1/26	200	209
Entergy Corp.	2.800%	6/15/30	100	101
Entergy Corp.	3.750%	6/15/50	300	325
Entergy Gulf States Louisiana LLC	5.590%	10/1/24	223	246
Entergy Louisiana LLC	0.950%	10/1/24	200	198
Entergy Louisiana LLC	5.400%	11/1/24	382	425
Entergy Louisiana LLC	2.400%	10/1/26	75	77
Entergy Louisiana LLC	3.120%	9/1/27	100	106
Entergy Louisiana LLC	3.050%	6/1/31	100	106
Entergy Louisiana LLC	4.000%	3/15/33	150	172
Entergy Louisiana LLC	4.950%	1/15/45	150	161
Entergy Louisiana LLC	4.200%	9/1/48	200	240
Entergy Louisiana LLC	4.200%	4/1/50	100	120
Entergy Louisiana LLC	2.900%	3/15/51	300	293
Entergy Mississippi LLC	2.850%	6/1/28	125	131
Entergy Texas Inc.	1.750%	3/15/31	500	470
Essential Utilities Inc.	3.566%	5/1/29	75	81
Essential Utilities Inc.	2.704%	4/15/30	100	101
Essential Utilities Inc.	4.276%	5/1/49	85	101
Essential Utilities Inc.	3.351%	4/15/50	200	208
Evergy Inc.	2.450%	9/15/24	200	205
Evergy Inc.	2.900%	9/15/29	150	154
Evergy Kansas Central Inc.	2.550%	7/1/26	150	155
Evergy Kansas Central Inc.	3.100%	4/1/27	100	106
Evergy Kansas Central Inc.	4.125%	3/1/42	200	232
Evergy Kansas Central Inc.	4.100%	4/1/43	100	117
Evergy Kansas Central Inc.	4.250%	12/1/45	25	30
Evergy Kansas Central Inc.	3.250%	9/1/49	100	104
Evergy Metro Inc.	3.150%	3/15/23	75	77
Evergy Metro Inc.	2.250%	6/1/30	100	100
Evergy Metro Inc.	5.300%	10/1/41	100	132
Evergy Metro Inc.	4.200%	6/15/47	100	119
Eversource Energy	3.800%	12/1/23	75	79
Eversource Energy	2.900%	10/1/24	50	52
Eversource Energy	3.150%	1/15/25	168	175
Eversource Energy	3.300%	1/15/28	100	106
Eversource Energy	4.250%	4/1/29	200	223
Eversource Energy	3.450%	1/15/50	200	212
Exelon Corp.	3.950%	6/15/25	200	214
Exelon Corp.	3.400%	4/15/26	200	213
Exelon Corp.	4.050%	4/15/30	250	279
Exelon Corp.	4.950%	6/15/35	225	270
Exelon Corp.	5.625%	6/15/35	20	25
Exelon Corp.	5.100%	6/15/45	145	188
Exelon Corp.	4.450%	4/15/46	175	211
Exelon Generation Co. LLC	6.250%	10/1/39	360	453
Exelon Generation Co. LLC	5.750%	10/1/41	75	90
Exelon Generation Co. LLC	5.600%	6/15/42	155	184
Florida Power & Light Co.	3.250%	6/1/24	25	26
Florida Power & Light Co.	2.850%	4/1/25	300	314
Florida Power & Light Co.	5.625%	4/1/34	25	34
Florida Power & Light Co.	5.960%	4/1/39	375	536
Florida Power & Light Co.	4.125%	2/1/42	170	203
Florida Power & Light Co.	4.050%	6/1/42	125	148
Florida Power & Light Co.	3.800%	12/15/42	75	87
Florida Power & Light Co.	3.700%	12/1/47	150	172
Florida Power & Light Co.	3.950%	3/1/48	325	390
Florida Power & Light Co.	3.150%	10/1/49	555	595
Florida Power & Light Co.	2.875%	12/4/51	500	510
Fortis Inc.	3.055%	10/4/26	295	308
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Georgia Power Co.	2.100%	7/30/23	75	76
	Georgia Power Co.	2.200%	9/15/24	225	230
	Georgia Power Co.	3.250%	4/1/26	100	106
	Georgia Power Co.	4.750%	9/1/40	175	207
	Georgia Power Co.	4.300%	3/15/43	100	114
	Gulf Power Co.	3.300%	5/30/27	50	54
	Iberdrola International BV	6.750%	7/15/36	75	111
	Indiana Michigan Power Co.	3.850%	5/15/28	250	276
	Indiana Michigan Power Co.	3.750%	7/1/47	150	166
	Indiana Michigan Power Co.	4.250%	8/15/48	100	119
	Interstate Power and Light Co.	3.250%	12/1/24	202	212
	Interstate Power and Light Co.	4.100%	9/26/28	125	139
	Interstate Power and Light Co.	3.600%	4/1/29	60	65
	Interstate Power and Light Co.	2.300%	6/1/30	100	99
	Interstate Power and Light Co.	6.250%	7/15/39	50	70
	Interstate Power and Light Co.	3.700%	9/15/46	75	85
	ITC Holdings Corp.	3.650%	6/15/24	75	79
	ITC Holdings Corp.	3.350%	11/15/27	100	106
	ITC Holdings Corp.	5.300%	7/1/43	200	262
[2]	John Sevier Combined Cycle Generation LLC	4.626%	1/15/42	64	78
	Kentucky Utilities Co.	5.125%	11/1/40	125	160
	Kentucky Utilities Co.	4.375%	10/1/45	100	119
	Kentucky Utilities Co.	3.300%	6/1/50	200	211
	Louisville Gas and Electric Co.	3.300%	10/1/25	75	79
	Louisville Gas and Electric Co.	4.250%	4/1/49	170	208
	MidAmerican Energy Co.	3.500%	10/15/24	179	189
	MidAmerican Energy Co.	3.100%	5/1/27	150	160
	MidAmerican Energy Co.	3.650%	4/15/29	200	220
	MidAmerican Energy Co.	6.750%	12/30/31	125	172
	MidAmerican Energy Co.	5.750%	11/1/35	125	166
	MidAmerican Energy Co.	4.800%	9/15/43	100	127
	MidAmerican Energy Co.	3.950%	8/1/47	100	117
	MidAmerican Energy Co.	4.250%	7/15/49	200	247
	Mississippi Power Co.	4.250%	3/15/42	100	116
	National Fuel Gas Co.	3.750%	3/1/23	275	281
	National Fuel Gas Co.	5.500%	1/15/26	50	56
	National Fuel Gas Co.	4.750%	9/1/28	50	55
	National Fuel Gas Co.	2.950%	3/1/31	100	100
	National Grid USA	5.803%	4/1/35	50	62
	National Rural Utilities Cooperative Finance Corp.	2.700%	2/15/23	300	306
	National Rural Utilities Cooperative Finance Corp.	2.950%	2/7/24	775	803
	National Rural Utilities Cooperative Finance Corp.	1.000%	6/15/26	100	98
	National Rural Utilities Cooperative Finance Corp.	3.400%	2/7/28	150	162
	National Rural Utilities Cooperative Finance Corp.	3.900%	11/1/28	100	111
	National Rural Utilities Cooperative Finance Corp.	3.700%	3/15/29	100	110
	National Rural Utilities Cooperative Finance Corp.	2.400%	3/15/30	100	101
	National Rural Utilities Cooperative Finance Corp.	1.350%	3/15/31	100	92
	National Rural Utilities Cooperative Finance Corp.	4.023%	11/1/32	204	232
	National Rural Utilities Cooperative Finance Corp.	4.750%	4/30/43	100	102
	National Rural Utilities Cooperative Finance Corp.	5.250%	4/20/46	75	81
	National Rural Utilities Cooperative Finance Corp.	4.400%	11/1/48	400	501
	National Rural Utilities Cooperative Finance Corp.	4.300%	3/15/49	100	125
	Nevada Power Co.	3.700%	5/1/29	200	220
	Nevada Power Co.	2.400%	5/1/30	75	76
	Nevada Power Co.	6.750%	7/1/37	75	109
	Nevada Power Co.	3.125%	8/1/50	150	152
	NextEra Energy Capital Holdings Inc.	0.650%	3/1/23	500	499
	NextEra Energy Capital Holdings Inc.	3.550%	5/1/27	250	271

59

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	NextEra Energy Capital Holdings Inc.	1.900%	6/15/28	300	298
	NextEra Energy Capital Holdings Inc.	3.500%	4/1/29	100	108
	NextEra Energy Capital Holdings Inc.	2.750%	11/1/29	100	103
	NextEra Energy Capital Holdings Inc.	2.250%	6/1/30	500	499
	NextEra Energy Capital Holdings Inc.	4.800%	12/1/77	125	133
	NextEra Energy Capital Holdings Inc.	5.650%	5/1/79	100	113
	NiSource Inc.	0.950%	8/15/25	500	487
	NiSource Inc.	3.490%	5/15/27	250	269
	NiSource Inc.	2.950%	9/1/29	200	207
	NiSource Inc.	3.600%	5/1/30	200	216
	NiSource Inc.	1.700%	2/15/31	500	468
	NiSource Inc.	5.950%	6/15/41	77	107
	NiSource Inc.	4.800%	2/15/44	125	153
	NiSource Inc.	5.650%	2/1/45	100	136
	NiSource Inc.	4.375%	5/15/47	250	297
	NiSource Inc.	3.950%	3/30/48	200	225
	Northern States Power Co.	6.250%	6/1/36	75	107
	Northern States Power Co.	6.200%	7/1/37	50	73
	Northern States Power Co.	5.350%	11/1/39	175	239
	Northern States Power Co.	3.400%	8/15/42	105	114
	Northern States Power Co.	4.000%	8/15/45	50	59
	Northern States Power Co.	2.900%	3/1/50	250	252
	Northern States Power Co.	2.600%	6/1/51	100	96
	NSTAR Electric Co.	3.200%	5/15/27	125	134
	NSTAR Electric Co.	3.250%	5/15/29	50	54
	NSTAR Electric Co.	5.500%	3/15/40	75	103
	Oglethorpe Power Corp.	5.950%	11/1/39	50	67
	Oglethorpe Power Corp.	5.375%	11/1/40	175	224
	Ohio Edison Co.	6.875%	7/15/36	100	143
	Ohio Power Co.	4.150%	4/1/48	100	117
	Ohio Power Co.	4.000%	6/1/49	240	276
	Oklahoma Gas and Electric Co.	3.800%	8/15/28	75	83
	Oklahoma Gas and Electric Co.	3.250%	4/1/30	100	106
	Oklahoma Gas and Electric Co.	4.150%	4/1/47	50	59
	Oklahoma Gas and Electric Co.	3.850%	8/15/47	75	86
	Oncor Electric Delivery Co. LLC	2.750%	6/1/24	100	104
	Oncor Electric Delivery Co. LLC	2.950%	4/1/25	75	78
	Oncor Electric Delivery Co. LLC	3.700%	11/15/28	50	55
[5]	Oncor Electric Delivery Co. LLC	2.750%	5/15/30	200	209
	Oncor Electric Delivery Co. LLC	7.250%	1/15/33	50	73
	Oncor Electric Delivery Co. LLC	7.500%	9/1/38	125	198
	Oncor Electric Delivery Co. LLC	5.250%	9/30/40	125	166
	Oncor Electric Delivery Co. LLC	4.550%	12/1/41	75	93
	Oncor Electric Delivery Co. LLC	5.300%	6/1/42	37	50
	Oncor Electric Delivery Co. LLC	3.750%	4/1/45	100	114
	Oncor Electric Delivery Co. LLC	3.800%	9/30/47	50	58
	Oncor Electric Delivery Co. LLC	3.800%	6/1/49	200	233
	Oncor Electric Delivery Co. LLC	3.100%	9/15/49	400	419
[5]	Oncor Electric Delivery Co. LLC	2.700%	11/15/51	250	243
	Oncor Electric Delivery Co. LLC	5.350%	10/1/52	63	92
	ONE Gas Inc.	2.000%	5/15/30	100	98
	ONE Gas Inc.	4.658%	2/1/44	125	155
	ONE Gas Inc.	4.500%	11/1/48	75	92
	Pacific Gas and Electric Co.	1.700%	11/15/23	200	200
	Pacific Gas and Electric Co.	3.850%	11/15/23	985	1,013
	Pacific Gas and Electric Co.	3.450%	7/1/25	200	207
	Pacific Gas and Electric Co.	3.150%	1/1/26	300	307
	Pacific Gas and Electric Co.	3.300%	12/1/27	800	813
	Pacific Gas and Electric Co.	3.000%	6/15/28	200	200
	Pacific Gas and Electric Co.	3.750%	7/1/28	300	312
	Pacific Gas and Electric Co.	4.550%	7/1/30	700	759
	Pacific Gas and Electric Co.	4.500%	7/1/40	500	524
	Pacific Gas and Electric Co.	4.750%	2/15/44	500	522
	Pacific Gas and Electric Co.	4.300%	3/15/45	200	202
	Pacific Gas and Electric Co.	4.950%	7/1/50	800	876
	Pacific Gas and Electric Co.	3.500%	8/1/50	500	467
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	PacifiCorp	3.600%	4/1/24	125	131
	PacifiCorp	3.500%	6/15/29	100	109
	PacifiCorp	2.700%	9/15/30	50	52
	PacifiCorp	7.700%	11/15/31	450	647
	PacifiCorp	5.250%	6/15/35	640	804
	PacifiCorp	6.100%	8/1/36	100	135
	PacifiCorp	6.250%	10/15/37	125	174
	PacifiCorp	6.350%	7/15/38	75	105
	PacifiCorp	6.000%	1/15/39	300	411
	PacifiCorp	4.100%	2/1/42	200	229
	PacifiCorp	4.125%	1/15/49	100	115
	PacifiCorp	4.150%	2/15/50	200	237
	PacifiCorp	3.300%	3/15/51	100	105
	PECO Energy Co.	3.900%	3/1/48	75	88
	PECO Energy Co.	2.800%	6/15/50	200	196
	Piedmont Natural Gas Co. Inc.	3.500%	6/1/29	110	118
	Piedmont Natural Gas Co. Inc.	4.650%	8/1/43	50	60
	Piedmont Natural Gas Co. Inc.	3.640%	11/1/46	75	80
	Piedmont Natural Gas Co. Inc.	3.350%	6/1/50	100	103
	Pinnacle West Capital Corp.	1.300%	6/15/25	200	197
	Potomac Electric Power Co.	6.500%	11/15/37	250	363
	Potomac Electric Power Co.	4.150%	3/15/43	150	176
	PPL Capital Funding Inc.	3.100%	5/15/26	100	105
	PPL Electric Utilities Corp.	6.250%	5/15/39	100	144
	PPL Electric Utilities Corp.	4.125%	6/15/44	50	59
	PPL Electric Utilities Corp.	4.150%	10/1/45	155	186
	PPL Electric Utilities Corp.	3.950%	6/1/47	75	88
	Progress Energy Inc.	7.000%	10/30/31	119	161
	Progress Energy Inc.	6.000%	12/1/39	125	172
	Public Service Co. of Colorado	3.700%	6/15/28	75	82
	Public Service Co. of Colorado	1.900%	1/15/31	100	98
	Public Service Co. of Colorado	1.875%	6/15/31	200	195
	Public Service Co. of Colorado	3.600%	9/15/42	175	193
	Public Service Co. of Colorado	4.100%	6/15/48	75	89
	Public Service Co. of Colorado	2.700%	1/15/51	100	97
	Public Service Co. of New Hampshire	3.500%	11/1/23	50	52
	Public Service Co. of New Hampshire	3.600%	7/1/49	75	85
	Public Service Electric and Gas Co.	3.000%	5/15/25	80	84
	Public Service Electric and Gas Co.	2.250%	9/15/26	250	257
	Public Service Electric and Gas Co.	3.000%	5/15/27	75	79
	Public Service Electric and Gas Co.	3.200%	5/15/29	70	75
	Public Service Electric and Gas Co.	2.450%	1/15/30	50	51
	Public Service Electric and Gas Co.	3.800%	3/1/46	250	290
	Public Service Electric and Gas Co.	3.850%	5/1/49	200	234
	Public Service Electric and Gas Co.	3.150%	1/1/50	200	210
	Public Service Electric and Gas Co.	2.050%	8/1/50	500	426
	Public Service Enterprise Group Inc.	1.600%	8/15/30	500	464
	Puget Energy Inc.	3.650%	5/15/25	400	423
	Puget Energy Inc.	4.100%	6/15/30	100	108
	Puget Sound Energy Inc.	6.274%	3/15/37	125	172
	Puget Sound Energy Inc.	5.757%	10/1/39	125	169
	Puget Sound Energy Inc.	4.300%	5/20/45	100	120
	Puget Sound Energy Inc.	4.223%	6/15/48	125	149
	Puget Sound Energy Inc.	3.250%	9/15/49	90	95
	San Diego Gas & Electric Co.	2.500%	5/15/26	250	259
	San Diego Gas & Electric Co.	1.700%	10/1/30	500	480
	San Diego Gas & Electric Co.	4.500%	8/15/40	100	121
	San Diego Gas & Electric Co.	3.750%	6/1/47	75	84
	San Diego Gas & Electric Co.	4.150%	5/15/48	75	90
	San Diego Gas & Electric Co.	3.320%	4/15/50	100	106
	Sempra Energy	3.250%	6/15/27	150	159
	Sempra Energy	3.400%	2/1/28	200	213
	Sempra Energy	3.800%	2/1/38	200	220
	Sempra Energy	6.000%	10/15/39	150	207
	Sempra Energy	4.000%	2/1/48	175	196
	Sempra Energy	4.125%	4/1/52	200	202
	Sierra Pacific Power Co.	2.600%	5/1/26	100	104
[2]	Southern California Edison Co.	1.845%	2/1/22	7	7
	Southern California Edison Co.	3.400%	6/1/23	75	77

60

Total Bond Market Index Portfolio
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Southern California Edison Co.	3.500%	10/1/23	175	181
Southern California Edison Co.	1.100%	4/1/24	200	199
Southern California Edison Co.	3.700%	8/1/25	150	160
Southern California Edison Co.	3.650%	3/1/28	100	108
Southern California Edison Co.	4.200%	3/1/29	75	84
Southern California Edison Co.	6.650%	4/1/29	75	92
Southern California Edison Co.	2.850%	8/1/29	275	285
Southern California Edison Co.	2.250%	6/1/30	300	297
Southern California Edison Co.	2.500%	6/1/31	200	201
Southern California Edison Co.	5.750%	4/1/35	75	96
Southern California Edison Co.	5.350%	7/15/35	200	248
Southern California Edison Co.	5.625%	2/1/36	125	157
Southern California Edison Co.	5.500%	3/15/40	100	126
Southern California Edison Co.	4.500%	9/1/40	275	313
Southern California Edison Co.	4.050%	3/15/42	208	225
Southern California Edison Co.	3.900%	3/15/43	100	106
Southern California Edison Co.	4.000%	4/1/47	335	370
Southern California Edison Co.	4.125%	3/1/48	350	393
Southern California Edison Co.	4.875%	3/1/49	100	123
Southern California Edison Co.	3.650%	2/1/50	500	534
Southern California Edison Co.	3.650%	6/1/51	200	217
Southern California Gas Co.	2.600%	6/15/26	405	422
Southern California Gas Co.	2.550%	2/1/30	150	154
Southern California Gas Co.	3.750%	9/15/42	75	84
Southern California Gas Co.	4.125%	6/1/48	75	90
Southern California Gas Co.	3.950%	2/15/50	70	83
Southern Co.	3.250%	7/1/26	350	371
Southern Co.	1.750%	3/15/28	300	292
Southern Co.	4.250%	7/1/36	200	226
Southern Co.	4.400%	7/1/46	360	425
Southern Co.	4.000%	1/15/51	300	307
Southern Co.	3.750%	9/15/51	200	200
Southern Co. Gas Capital Corp.	3.250%	6/15/26	75	80
Southern Co. Gas Capital Corp.	1.750%	1/15/31	500	470
Southern Co. Gas Capital Corp.	5.875%	3/15/41	75	103
Southern Co. Gas Capital Corp.	4.400%	6/1/43	50	57
Southern Co. Gas Capital Corp.	3.950%	10/1/46	100	111
Southern Co. Gas Capital Corp.	4.400%	5/30/47	100	116
Southern Power Co.	4.150%	12/1/25	100	109
Southern Power Co.	5.150%	9/15/41	100	123
Southern Power Co.	5.250%	7/15/43	50	63
Southern Power Co.	4.950%	12/15/46	75	92
Southwest Gas Corp.	3.700%	4/1/28	50	54
Southwest Gas Corp.	3.800%	9/29/46	75	81
Southwest Gas Corp.	4.150%	6/1/49	25	28
Southwestern Electric Power Co.	2.750%	10/1/26	545	564
Southwestern Electric Power Co.	4.100%	9/15/28	100	111
Southwestern Electric Power Co.	6.200%	3/15/40	75	105
Southwestern Electric Power Co.	3.900%	4/1/45	200	218
Southwestern Electric Power Co.	3.850%	2/1/48	325	352
Southwestern Electric Power Co.	3.250%	11/1/51	200	199
Southwestern Public Service Co.	3.300%	6/15/24	165	172
Southwestern Public Service Co.	4.500%	8/15/41	100	121
Southwestern Public Service Co.	3.400%	8/15/46	275	295
Southwestern Public Service Co.	3.700%	8/15/47	75	84
Southwestern Public Service Co.	4.400%	11/15/48	275	341
Southwestern Public Service Co.	3.750%	6/15/49	75	85
Southwestern Public Service Co.	3.150%	5/1/50	100	105
Tampa Electric Co.	4.100%	6/15/42	50	58
Tampa Electric Co.	4.350%	5/15/44	50	60
Tampa Electric Co.	4.300%	6/15/48	75	92
Tampa Electric Co.	4.450%	6/15/49	125	159
Tampa Electric Co.	3.625%	6/15/50	50	56
Toledo Edison Co.	6.150%	5/15/37	75	104
Tucson Electric Power Co.	3.050%	3/15/25	50	52
Union Electric Co.	3.500%	4/15/24	250	262
Union Electric Co.	2.950%	3/15/30	500	527
Union Electric Co.	2.150%	3/15/32	200	197
Union Electric Co.	8.450%	3/15/39	150	249
Union Electric Co.	3.650%	4/15/45	125	139
Union Electric Co.	4.000%	4/1/48	275	325
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Union Electric Co.	3.250%	10/1/49	100	106
Veolia Environnement SA	6.750%	6/1/38	39	59
Virginia Electric and Power Co.	3.450%	2/15/24	50	52
Virginia Electric and Power Co.	2.950%	11/15/26	276	291
Virginia Electric and Power Co.	3.500%	3/15/27	250	270
Virginia Electric and Power Co.	3.800%	4/1/28	150	164
Virginia Electric and Power Co.	2.875%	7/15/29	275	290
Virginia Electric and Power Co.	2.300%	11/15/31	200	202
Virginia Electric and Power Co.	6.000%	1/15/36	125	171
Virginia Electric and Power Co.	6.000%	5/15/37	150	206
Virginia Electric and Power Co.	6.350%	11/30/37	50	72
Virginia Electric and Power Co.	4.000%	1/15/43	400	461
Virginia Electric and Power Co.	4.450%	2/15/44	475	581
Virginia Electric and Power Co.	4.200%	5/15/45	75	89
Virginia Electric and Power Co.	4.000%	11/15/46	100	116
Virginia Electric and Power Co.	3.800%	9/15/47	100	113
Virginia Electric and Power Co.	4.600%	12/1/48	175	224
Virginia Electric and Power Co.	3.300%	12/1/49	210	225
Virginia Electric and Power Co.	2.950%	11/15/51	200	203
Washington Gas Light Co.	3.796%	9/15/46	100	114
Washington Gas Light Co.	3.650%	9/15/49	30	34
WEC Energy Group Inc.	0.550%	9/15/23	500	496
WEC Energy Group Inc.	3.550%	6/15/25	48	51
WEC Energy Group Inc.	1.375%	10/15/27	500	483
WEC Energy Group Inc.	2.200%	12/15/28	200	200
Wisconsin Electric Power Co.	2.050%	12/15/24	100	102
Wisconsin Electric Power Co.	4.300%	10/15/48	100	122
Wisconsin Power and Light Co.	6.375%	8/15/37	100	140
Wisconsin Power and Light Co.	3.650%	4/1/50	50	57
Xcel Energy Inc.	3.300%	6/1/25	325	341
Xcel Energy Inc.	3.350%	12/1/26	75	80
Xcel Energy Inc.	1.750%	3/15/27	200	199
Xcel Energy Inc.	4.000%	6/15/28	75	83
Xcel Energy Inc.	2.600%	12/1/29	200	204
Xcel Energy Inc.	3.400%	6/1/30	250	269
Xcel Energy Inc.	3.500%	12/1/49	100	107
				114,301
Total Corporate Bonds (Cost $1,304,463)				1,392,222
Sovereign Bonds (3.7%)
African Development Bank	3.000%	9/20/23	275	286
African Development Bank	0.875%	3/23/26	600	590
African Development Bank	0.875%	7/22/26	400	393
Asian Development Bank	1.625%	1/24/23	200	202
Asian Development Bank	2.750%	3/17/23	1,000	1,026
Asian Development Bank	0.250%	7/14/23	1,300	1,292
Asian Development Bank	0.250%	10/6/23	600	595
Asian Development Bank	2.625%	1/30/24	1,000	1,038
Asian Development Bank	0.375%	6/11/24	1,200	1,186
Asian Development Bank	0.625%	10/8/24	700	693
Asian Development Bank	1.500%	10/18/24	500	507
Asian Development Bank	2.000%	1/22/25	300	309
Asian Development Bank	0.625%	4/29/25	700	689
Asian Development Bank	0.375%	9/3/25	1,000	972
Asian Development Bank	0.500%	2/4/26	850	825
Asian Development Bank	2.000%	4/24/26	100	103
Asian Development Bank	2.625%	1/12/27	200	212
Asian Development Bank	2.375%	8/10/27	275	289
Asian Development Bank	6.220%	8/15/27	100	125
Asian Development Bank	2.500%	11/2/27	673	713
Asian Development Bank	1.250%	6/9/28	210	207
Asian Development Bank	5.820%	6/16/28	148	187
Asian Development Bank	3.125%	9/26/28	130	144
Asian Development Bank	1.750%	9/19/29	200	203
Asian Development Bank	1.875%	1/24/30	200	205
Asian Development Bank	0.750%	10/8/30	500	467
Asian Development Bank	1.500%	3/4/31	500	497
Asian Infrastructure Investment Bank	0.250%	9/29/23	500	496
Asian Infrastructure Investment Bank	2.250%	5/16/24	500	516

61

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Asian Infrastructure Investment Bank	0.500%	5/28/25	400	391
	Asian Infrastructure Investment Bank	0.500%	1/27/26	600	582
	Canada	1.625%	1/22/25	550	559
	Canada	0.750%	5/19/26	800	782
	Corp. Andina de Fomento	2.750%	1/6/23	125	127
	Corp. Andina de Fomento	2.375%	5/12/23	100	102
	Corp. Andina de Fomento	3.750%	11/23/23	925	969
	Corp. Andina de Fomento	1.250%	10/26/24	300	299
	Council of Europe Development Bank	2.625%	2/13/23	425	435
	Council of Europe Development Bank	0.250%	6/10/23	100	99
	Council of Europe Development Bank	0.250%	10/20/23	500	496
	Council of Europe Development Bank	1.375%	2/27/25	200	202
	Council of Europe Development Bank	0.875%	9/22/26	200	196
	European Bank for Reconstruction & Development	2.750%	3/7/23	925	949
	European Bank for Reconstruction & Development	0.250%	7/10/23	200	199
	European Bank for Reconstruction & Development	1.625%	9/27/24	270	275
	European Bank for Reconstruction & Development	1.500%	2/13/25	100	101
	European Bank for Reconstruction & Development	0.500%	5/19/25	100	98
	European Bank for Reconstruction & Development	0.500%	11/25/25	500	486
	European Bank for Reconstruction & Development	0.500%	1/28/26	500	485
	European Investment Bank	2.500%	3/15/23	600	614
	European Investment Bank	1.375%	5/15/23	600	606
	European Investment Bank	2.875%	8/15/23	800	828
	European Investment Bank	0.250%	9/15/23	1,750	1,737
	European Investment Bank	3.125%	12/14/23	500	523
	European Investment Bank	3.250%	1/29/24	810	851
	European Investment Bank	2.625%	3/15/24	530	551
	European Investment Bank	2.250%	6/24/24	550	568
	European Investment Bank	2.500%	10/15/24	276	288
	European Investment Bank	1.875%	2/10/25	1,050	1,077
	European Investment Bank	1.625%	3/14/25	100	102
	European Investment Bank	0.625%	7/25/25	1,600	1,571
	European Investment Bank	0.375%	12/15/25	2,000	1,935
	European Investment Bank	0.375%	3/26/26	1,000	964
	European Investment Bank	0.750%	10/26/26	450	438
	European Investment Bank	2.375%	5/24/27	225	237
	European Investment Bank	0.625%	10/21/27	500	477
	European Investment Bank	1.625%	10/9/29	125	126
	European Investment Bank	0.875%	5/17/30	200	190
	European Investment Bank	0.750%	9/23/30	500	468
	European Investment Bank	1.250%	2/14/31	500	487
	European Investment Bank	4.875%	2/15/36	325	449
[6]	Export Development Canada	2.500%	1/24/23	40	41
[6]	Export Development Canada	1.375%	2/24/23	1,000	1,009
[6]	Export Development Canada	2.625%	2/21/24	250	259
	Export-Import Bank of Korea	3.625%	11/27/23	200	210
	Export-Import Bank of Korea	4.000%	1/14/24	650	690
	Export-Import Bank of Korea	2.625%	5/26/26	200	210
	Export-Import Bank of Korea	1.250%	9/21/30	500	476
	Export-Import Bank of Korea	2.500%	6/29/41	350	355
	FMS Wertmanagement	2.750%	3/6/23	300	308
	Hydro-Quebec	8.050%	7/7/24	325	378
	Inter-American Development Bank	2.500%	1/18/23	1,025	1,046
	Inter-American Development Bank	0.500%	5/24/23	400	399
	Inter-American Development Bank	3.000%	10/4/23	625	650
	Inter-American Development Bank	0.250%	11/15/23	1,000	991
	Inter-American Development Bank	2.625%	1/16/24	150	156
	Inter-American Development Bank	3.000%	2/21/24	900	942
	Inter-American Development Bank	0.500%	9/23/24	1,200	1,185
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Inter-American Development Bank	2.125%	1/15/25	1,100	1,136
	Inter-American Development Bank	1.750%	3/14/25	200	204
	Inter-American Development Bank	0.875%	4/3/25	500	497
	Inter-American Development Bank	7.000%	6/15/25	134	160
	Inter-American Development Bank	0.625%	7/15/25	1,300	1,277
	Inter-American Development Bank	0.875%	4/20/26	500	492
	Inter-American Development Bank	2.000%	6/2/26	750	773
	Inter-American Development Bank	2.000%	7/23/26	100	103
	Inter-American Development Bank	2.375%	7/7/27	450	473
	Inter-American Development Bank	0.625%	9/16/27	800	764
	Inter-American Development Bank	1.125%	7/20/28	300	293
	Inter-American Development Bank	3.125%	9/18/28	875	966
	Inter-American Development Bank	1.125%	1/13/31	350	337
	Inter-American Development Bank	3.875%	10/28/41	200	256
	Inter-American Development Bank	3.200%	8/7/42	100	117
	International Bank for Reconstruction & Development	0.125%	4/20/23	800	795
	International Bank for Reconstruction & Development	1.875%	6/19/23	1,100	1,120
	International Bank for Reconstruction & Development	3.000%	9/27/23	1,125	1,169
	International Bank for Reconstruction & Development	0.250%	11/24/23	700	694
	International Bank for Reconstruction & Development	2.500%	3/19/24	1,100	1,141
	International Bank for Reconstruction & Development	1.500%	8/28/24	695	706
	International Bank for Reconstruction & Development	2.500%	11/25/24	750	783
	International Bank for Reconstruction & Development	1.625%	1/15/25	200	204
	International Bank for Reconstruction & Development	0.625%	4/22/25	1,500	1,478
	International Bank for Reconstruction & Development	0.375%	7/28/25	1,500	1,460
	International Bank for Reconstruction & Development	2.500%	7/29/25	1,150	1,204
	International Bank for Reconstruction & Development	0.500%	10/28/25	2,000	1,949
	International Bank for Reconstruction & Development	3.125%	11/20/25	470	504
	International Bank for Reconstruction & Development	0.875%	7/15/26	525	516
	International Bank for Reconstruction & Development	2.500%	11/22/27	350	371
	International Bank for Reconstruction & Development	0.750%	11/24/27	900	865
	International Bank for Reconstruction & Development	1.125%	9/13/28	1,500	1,465
	International Bank for Reconstruction & Development	1.750%	10/23/29	200	203
	International Bank for Reconstruction & Development	0.875%	5/14/30	400	379
	International Bank for Reconstruction & Development	0.750%	8/26/30	800	750
	International Bank for Reconstruction & Development	1.250%	2/10/31	650	633
	International Bank for Reconstruction & Development	1.625%	11/3/31	1,500	1,501
	International Bank for Reconstruction & Development	4.750%	2/15/35	250	332
	International Finance Corp.	2.875%	7/31/23	575	595
	International Finance Corp.	1.375%	10/16/24	200	202
	International Finance Corp.	0.375%	7/16/25	400	389
	International Finance Corp.	2.125%	4/7/26	600	622
[7]	Israel Government Aid Bond	5.500%	12/4/23	50	54
[7]	Israel Government Aid Bond	5.500%	4/26/24	475	524
[7]	Israel Government Aid Bond	5.500%	9/18/33	100	137
[8]	Japan Bank for International Cooperation	2.500%	6/1/22	450	454
[8]	Japan Bank for International Cooperation	1.750%	1/23/23	500	506
[8]	Japan Bank for International Cooperation	0.625%	5/22/23	200	200

62

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[8]	Japan Bank for International Cooperation	3.250%	7/20/23	300	311
[8]	Japan Bank for International Cooperation	3.375%	7/31/23	100	104
[8]	Japan Bank for International Cooperation	0.375%	9/15/23	600	596
[8]	Japan Bank for International Cooperation	3.375%	10/31/23	400	418
[8]	Japan Bank for International Cooperation	0.500%	4/15/24	500	495
[8]	Japan Bank for International Cooperation	3.000%	5/29/24	500	524
[8]	Japan Bank for International Cooperation	1.750%	10/17/24	200	204
[8]	Japan Bank for International Cooperation	2.125%	2/10/25	330	339
[8]	Japan Bank for International Cooperation	0.625%	7/15/25	400	391
[8]	Japan Bank for International Cooperation	2.750%	1/21/26	442	466
[8]	Japan Bank for International Cooperation	2.375%	4/20/26	200	208
[8]	Japan Bank for International Cooperation	2.250%	11/4/26	200	207
[8]	Japan Bank for International Cooperation	2.875%	7/21/27	200	213
[8]	Japan Bank for International Cooperation	2.750%	11/16/27	800	850
[8]	Japan Bank for International Cooperation	3.250%	7/20/28	300	331
[8]	Japan Bank for International Cooperation	3.500%	10/31/28	350	392
[8]	Japan Bank for International Cooperation	1.250%	1/21/31	500	480
[8]	Japan International Cooperation Agency	2.750%	4/27/27	300	318
[8]	Japan International Cooperation Agency	1.750%	4/28/31	200	200
[9]	KFW	2.125%	1/17/23	1,025	1,042
[9]	KFW	1.625%	2/15/23	1,200	1,215
[9]	KFW	0.250%	4/25/23	600	598
[9]	KFW	0.250%	10/19/23	800	793
[9]	KFW	2.625%	2/28/24	400	416
[9]	KFW	0.250%	3/8/24	700	692
[9]	KFW	1.375%	8/5/24	900	910
[9]	KFW	0.500%	9/20/24	825	815
[9]	KFW	2.500%	11/20/24	1,800	1,877
[9]	KFW	2.000%	5/2/25	150	154
[9]	KFW	0.375%	7/18/25	1,500	1,460
[9]	KFW	0.625%	1/22/26	1,000	975
[9]	KFW	1.000%	10/1/26	1,000	986
[9]	KFW	2.875%	4/3/28	500	543
[9]	KFW	1.750%	9/14/29	175	178
[9]	KFW	0.000%	4/18/36	400	309
[9]	KFW	0.000%	6/29/37	200	151
[7]	Kingdom of Jordan AID	3.000%	6/30/25	200	212
	Korea Development Bank	3.375%	3/12/23	700	721
	Korea Development Bank	3.750%	1/22/24	500	528
	Korea Development Bank	2.125%	10/1/24	200	206
	Korea Development Bank	0.750%	1/25/25	200	197
	Korea Development Bank	1.375%	4/25/27	200	197
	Korea Development Bank	1.625%	1/19/31	400	392
[9]	Landwirtschaftliche Rentenbank	3.125%	11/14/23	100	104
[9]	Landwirtschaftliche Rentenbank	2.000%	1/13/25	850	874
[9]	Landwirtschaftliche Rentenbank	0.500%	5/27/25	400	391
[9]	Landwirtschaftliche Rentenbank	2.375%	6/10/25	475	494
[9]	Landwirtschaftliche Rentenbank	1.750%	7/27/26	275	280
[9]	Landwirtschaftliche Rentenbank	2.500%	11/15/27	250	264
[9]	Landwirtschaftliche Rentenbank	0.875%	9/3/30	500	472
	Nordic Investment Bank	0.375%	5/19/23	200	199
	Nordic Investment Bank	2.875%	7/19/23	200	207
	Nordic Investment Bank	2.250%	5/21/24	200	206
	Nordic Investment Bank	0.375%	9/11/25	600	583
	Nordic Investment Bank	0.500%	1/21/26	200	194
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[10]	Oesterreichische Kontrollbank AG	2.875%	3/13/23	500	513
[10]	Oesterreichische Kontrollbank AG	3.125%	11/7/23	200	209
[10]	Oesterreichische Kontrollbank AG	1.500%	2/12/25	100	101
[10]	Oesterreichische Kontrollbank AG	0.375%	9/17/25	500	485
[10]	Oesterreichische Kontrollbank AG	0.500%	2/2/26	500	485
[2]	Oriental Republic of Uruguay	4.500%	8/14/24	303	321
[2]	Oriental Republic of Uruguay	4.375%	10/27/27	150	169
[2]	Oriental Republic of Uruguay	4.375%	1/23/31	387	446
[2]	Oriental Republic of Uruguay	7.625%	3/21/36	195	294
[2]	Oriental Republic of Uruguay	5.100%	6/18/50	765	1,014
[2]	Oriental Republic of Uruguay	4.975%	4/20/55	500	656
	Province of Alberta	3.350%	11/1/23	375	392
	Province of Alberta	2.950%	1/23/24	300	313
	Province of Alberta	1.875%	11/13/24	450	460
	Province of Alberta	1.000%	5/20/25	485	481
	Province of Alberta	3.300%	3/15/28	250	274
	Province of Alberta	1.300%	7/22/30	500	477
	Province of British Columbia	1.750%	9/27/24	225	229
	Province of British Columbia	2.250%	6/2/26	300	312
	Province of British Columbia	0.900%	7/20/26	300	294
	Province of Manitoba	2.600%	4/16/24	150	156
	Province of Manitoba	2.125%	6/22/26	90	93
	Province of Manitoba	1.500%	10/25/28	350	346
	Province of New Brunswick	3.625%	2/24/28	105	118
	Province of Ontario	3.400%	10/17/23	760	795
	Province of Ontario	3.050%	1/29/24	250	261
	Province of Ontario	3.200%	5/16/24	150	158
	Province of Ontario	2.500%	4/27/26	250	261
	Province of Ontario	2.300%	6/15/26	900	934
	Province of Ontario	2.000%	10/2/29	585	595
	Province of Ontario	1.125%	10/7/30	500	473
	Province of Ontario	1.600%	2/25/31	600	587
	Province of Ontario	1.800%	10/14/31	200	198
	Province of Quebec	2.625%	2/13/23	425	434
	Province of Quebec	1.500%	2/11/25	441	446
	Province of Quebec	0.600%	7/23/25	500	489
	Province of Quebec	2.500%	4/20/26	200	210
	Province of Quebec	2.750%	4/12/27	850	903
	Province of Quebec	7.500%	9/15/29	475	664
	Province of Quebec	1.350%	5/28/30	400	388
	Province of Quebec	1.900%	4/21/31	1,700	1,713
	Republic of Chile	2.250%	10/30/22	175	177
	Republic of Chile	3.125%	1/21/26	485	510
	Republic of Chile	3.240%	2/6/28	460	485
	Republic of Chile	2.450%	1/31/31	200	199
	Republic of Chile	2.550%	7/27/33	650	633
	Republic of Chile	3.500%	1/25/50	675	702
	Republic of Chile	3.100%	1/22/61	700	651
	Republic of Chile	3.250%	9/21/71	200	185
	Republic of Hungary	5.375%	2/21/23	400	420
	Republic of Hungary	5.750%	11/22/23	400	434
	Republic of Hungary	5.375%	3/25/24	350	381
	Republic of Hungary	7.625%	3/29/41	240	393
	Republic of Indonesia	2.950%	1/11/23	425	434
	Republic of Indonesia	4.100%	4/24/28	200	223
	Republic of Indonesia	4.750%	2/11/29	425	495
	Republic of Indonesia	3.400%	9/18/29	200	216
	Republic of Indonesia	2.850%	2/14/30	200	209
	Republic of Indonesia	3.850%	10/15/30	200	225
[5]	Republic of Indonesia	4.750%	7/18/47	200	243
	Republic of Indonesia	4.350%	1/11/48	725	834
	Republic of Indonesia	3.700%	10/30/49	200	212
	Republic of Indonesia	4.200%	10/15/50	430	493
	Republic of Indonesia	3.050%	3/12/51	400	395
	Republic of Indonesia	3.200%	9/23/61	200	193
	Republic of Indonesia	4.450%	4/15/70	200	237
	Republic of Italy	6.875%	9/27/23	590	648
	Republic of Italy	0.875%	5/6/24	500	495
	Republic of Italy	2.375%	10/17/24	475	487
	Republic of Italy	1.250%	2/17/26	500	487
	Republic of Italy	2.875%	10/17/29	400	409

63

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Republic of Italy	5.375%	6/15/33	475	588
	Republic of Italy	4.000%	10/17/49	500	551
	Republic of Italy	3.875%	5/6/51	400	428
	Republic of Korea	3.875%	9/11/23	200	210
	Republic of Korea	5.625%	11/3/25	100	116
	Republic of Korea	2.750%	1/19/27	1,000	1,058
	Republic of Korea	1.750%	10/15/31	200	201
	Republic of Korea	3.875%	9/20/48	125	162
	Republic of Panama	4.000%	9/22/24	200	213
	Republic of Panama	3.750%	3/16/25	207	219
	Republic of Panama	7.125%	1/29/26	168	202
	Republic of Panama	8.875%	9/30/27	238	320
	Republic of Panama	3.875%	3/17/28	460	497
	Republic of Panama	9.375%	4/1/29	300	430
	Republic of Panama	2.252%	9/29/32	500	475
[2]	Republic of Panama	6.700%	1/26/36	292	391
[2]	Republic of Panama	4.500%	4/16/50	810	893
[2]	Republic of Panama	4.300%	4/29/53	400	430
	Republic of Panama	4.500%	4/1/56	500	551
[2]	Republic of Panama	3.870%	7/23/60	700	700
	Republic of Peru	7.350%	7/21/25	225	268
	Republic of Peru	2.392%	1/23/26	200	203
	Republic of Peru	2.783%	1/23/31	900	896
	Republic of Peru	1.862%	12/1/32	750	685
	Republic of Peru	8.750%	11/21/33	645	1,003
	Republic of Peru	3.000%	1/15/34	450	449
[2]	Republic of Peru	6.550%	3/14/37	325	443
	Republic of Peru	3.300%	3/11/41	200	201
	Republic of Peru	5.625%	11/18/50	200	281
	Republic of Peru	3.550%	3/10/51	200	208
	Republic of Peru	3.600%	1/15/72	275	269
	Republic of Peru	3.230%	7/28/21	525	453
	Republic of Philippines	9.500%	10/21/24	350	430
	Republic of Philippines	10.625%	3/16/25	100	130
	Republic of Philippines	5.500%	3/30/26	225	262
	Republic of Philippines	3.000%	2/1/28	400	429
	Republic of Philippines	3.750%	1/14/29	400	450
	Republic of Philippines	9.500%	2/2/30	300	466
	Republic of Philippines	2.457%	5/5/30	200	206
	Republic of Philippines	7.750%	1/14/31	400	582
	Republic of Philippines	1.648%	6/10/31	200	193
	Republic of Philippines	1.950%	1/6/32	200	197
	Republic of Philippines	6.375%	1/15/32	200	268
	Republic of Philippines	6.375%	10/23/34	550	765
	Republic of Philippines	3.950%	1/20/40	700	784
	Republic of Philippines	3.700%	3/1/41	400	437
	Republic of Philippines	3.700%	2/2/42	350	383
	Republic of Philippines	2.950%	5/5/45	500	494
	Republic of Philippines	2.650%	12/10/45	200	190
	Republic of Philippines	3.200%	7/6/46	500	510
	Republic of Poland	3.000%	3/17/23	325	334
	Republic of Poland	3.250%	4/6/26	500	536
[2]	Republic of Uruguay	4.125%	11/20/45	300	355
	State of Israel	3.150%	6/30/23	400	414
	State of Israel	2.875%	3/16/26	200	212
	State of Israel	3.250%	1/17/28	300	325
	State of Israel	2.500%	1/15/30	200	208
	State of Israel	2.750%	7/3/30	600	638
	State of Israel	4.500%	1/30/43	200	256
	State of Israel	4.125%	1/17/48	250	307
	State of Israel	3.375%	1/15/50	475	514
	State of Israel	3.875%	7/3/50	400	468
	State of Israel	4.500%	4/3/20	200	256
	Svensk Exportkredit AB	2.875%	3/14/23	195	200
	Svensk Exportkredit AB	0.500%	11/10/23	200	199
	Svensk Exportkredit AB	0.375%	3/11/24	800	791
	Svensk Exportkredit AB	0.375%	7/30/24	500	492
	Svensk Exportkredit AB	0.625%	10/7/24	200	198
	Svensk Exportkredit AB	0.625%	5/14/25	500	491
	Svensk Exportkredit AB	0.500%	8/26/25	800	780
	United Mexican States	3.600%	1/30/25	510	541
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
United Mexican States	3.900%	4/27/25	400	429
United Mexican States	4.125%	1/21/26	445	489
United Mexican States	4.150%	3/28/27	800	884
United Mexican States	3.750%	1/11/28	675	726
United Mexican States	4.500%	4/22/29	950	1,058
United Mexican States	3.250%	4/16/30	700	720
United Mexican States	8.300%	8/15/31	220	320
United Mexican States	4.750%	4/27/32	600	679
United Mexican States	7.500%	4/8/33	100	140
United Mexican States	6.050%	1/11/40	883	1,099
United Mexican States	4.280%	8/14/41	500	519
United Mexican States	4.750%	3/8/44	765	834
United Mexican States	5.550%	1/21/45	510	611
United Mexican States	4.600%	1/23/46	600	642
United Mexican States	4.350%	1/15/47	760	789
United Mexican States	4.600%	2/10/48	455	485
United Mexican States	4.500%	1/31/50	600	637
United Mexican States	5.000%	4/27/51	200	228
United Mexican States	3.771%	5/24/61	1,200	1,105
United Mexican States	5.750%	10/12/10	342	394
Total Sovereign Bonds (Cost $173,781)				178,551
Taxable Municipal Bonds (0.7%)
Alabama Economic Settlement Authority Miscellaneous Revenue	3.163%	9/15/25	55	58
American Municipal Power Inc. Electric Power & Light Revenue	5.939%	2/15/47	150	228
American Municipal Power Inc. Electric Power & Light Revenue	7.499%	2/15/50	50	82
American Municipal Power Inc. Electric Power & Light Revenue (Combination Hydroelectric Projects)	8.084%	2/15/50	175	332
Bay Area Toll Authority Highway Revenue	2.574%	4/1/31	75	77
Bay Area Toll Authority Highway Revenue	6.918%	4/1/40	100	149
Bay Area Toll Authority Highway Revenue	6.263%	4/1/49	250	400
Bay Area Toll Authority Highway Revenue	7.043%	4/1/50	100	175
Bay Area Toll Authority Highway Revenue	6.907%	10/1/50	200	353
Bay Area Toll Authority Highway Revenue	3.126%	4/1/55	100	100
California GO	3.375%	4/1/25	100	107
California GO	2.650%	4/1/26	75	79
California GO	1.700%	2/1/28	100	100
California GO	3.500%	4/1/28	150	166
California GO	2.500%	10/1/29	70	73
California GO	4.500%	4/1/33	190	220
California GO	7.500%	4/1/34	350	536
California GO	4.600%	4/1/38	300	345
California GO	7.550%	4/1/39	630	1,051
California GO	7.300%	10/1/39	75	118
California GO	7.350%	11/1/39	675	1,065
California GO	7.625%	3/1/40	205	340
California GO	7.600%	11/1/40	200	345
California State University College & University Revenue	3.899%	11/1/47	50	58
California State University College & University Revenue	2.975%	11/1/51	140	143
Central Puget Sound Regional Transit Authority Sales & Rental Car Taxes Sales Tax Revenue	5.491%	11/1/39	50	69
Chicago IL GO	7.045%	1/1/29	40	46
Chicago O'Hare International Airport Port, Airport & Marina Revenue	6.395%	1/1/40	125	188
Chicago O'Hare International Airport Port, Airport & Marina Revenue	4.472%	1/1/49	75	99

64

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Chicago O'Hare International Airport Port, Airport & Marina Revenue	4.572%	1/1/54	40	55
	Chicago Transit Authority Sales & Transfer Tax Receipts Sales Tax Revenue	6.899%	12/1/40	125	176
	Clark County Department of Aviation Port, Airport & Marina Revenue	6.820%	7/1/45	100	157
	Commonwealth Financing Authority Appropriations Revenue	3.807%	6/1/41	105	120
	Commonwealth Financing Authority Appropriations Revenue (Plancon Program)	3.864%	6/1/38	100	113
	Commonwealth of Massachusetts GO	5.456%	12/1/39	150	205
	Commonwealth of Massachusetts GO	2.514%	7/1/41	50	49
	Commonwealth of Massachusetts GO	2.813%	9/1/43	225	231
	Commonwealth of Massachusetts GO	2.900%	9/1/49	100	104
	Commonwealth of Massachusetts Transportation Fund Fuel Sales Tax Revenue	5.731%	6/1/40	50	69
	Connecticut GO	5.090%	10/1/30	175	202
	Connecticut GO	5.850%	3/15/32	200	260
	Cook County IL GO	6.229%	11/15/34	50	68
	Dallas Area Rapid Transit Sales Tax Revenue	5.999%	12/1/44	100	149
	Dallas Area Rapid Transit Sales Tax Revenue	5.022%	12/1/48	50	70
	Dallas Convention Center Hotel Development Corp. Hotel Occupancy Tax Revenue	7.088%	1/1/42	75	106
[11]	Dallas Independent School District GO	6.450%	2/15/35	100	107
	Dallas-Fort Worth International Airport Port, Airport & Marina Revenue	2.994%	11/1/38	200	209
	Dallas-Fort Worth International Airport Port, Airport & Marina Revenue	3.144%	11/1/45	75	79
	District of Columbia Income Tax Revenue	5.591%	12/1/34	50	63
	District of Columbia Water & Sewer Authority Water Revenue	4.814%	10/1/14	150	225
	East Bay Municipal Utility District Water System Water Revenue	5.874%	6/1/40	85	122
	Foothill-Eastern Transportation Corridor Agency Highway Revenue	4.094%	1/15/49	140	151
	Georgia Municipal Electric Authority Electric Power & Light Revenue	6.637%	4/1/57	242	368
	Georgia Municipal Electric Authority Electric Power & Light Revenue	6.655%	4/1/57	145	224
	Georgia Municipal Electric Authority Electric Power & Light Revenue	7.055%	4/1/57	73	108
	Golden State Tobacco Securitization Corp. Tobacco Settlement Funded Revenue	3.115%	6/1/38	100	101
	Golden State Tobacco Securitization Corp. Tobacco Settlement Funded Revenue	3.000%	6/1/46	200	205
	Golden State Tobacco Securitization Corp. Tobacco Settlement Funded Revenue	4.214%	6/1/50	200	200
	Grand Parkway Transportation Corp. Texas System Highway Revenue	3.236%	10/1/52	395	400
	Great Lakes Water Authority Sewage Disposal System Sewer Revenue	3.056%	7/1/39	100	106
	Houston TX GO	6.290%	3/1/32	120	151
	Illinois GO	4.950%	6/1/23	153	159
	Illinois GO	5.100%	6/1/33	1,405	1,624
	Illinois State Toll Highway Authority Highway Revenue	6.184%	1/1/34	50	68
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Indiana Finance Authority Appropriations Revenue	3.051%	1/1/51	75	77
JobsOhio Beverage System Miscellaneous Revenue	3.985%	1/1/29	150	166
JobsOhio Beverage System Miscellaneous Revenue	4.532%	1/1/35	100	121
JobsOhio Beverage System Miscellaneous Revenue	2.833%	1/1/38	75	77
Los Angeles CA Unified School District GO	5.755%	7/1/29	200	241
Los Angeles CA Unified School District GO	5.750%	7/1/34	125	163
Los Angeles CA Unified School District GO	6.758%	7/1/34	200	279
Los Angeles Community College District GO	1.606%	8/1/28	100	100
Los Angeles Community College District GO	1.806%	8/1/30	150	149
Los Angeles Community College District GO	2.106%	8/1/32	100	98
Los Angeles County Metropolitan Transportation Authority Sales Tax Revenue	5.735%	6/1/39	75	99
Los Angeles County Public Works Financing Authority Lease (Abatement) Revenue	7.618%	8/1/40	50	83
Los Angeles Department of Water & Power System Electric Power & Light Revenue	6.574%	7/1/45	100	162
Los Angeles Department of Water & Power System Water Revenue	6.603%	7/1/50	100	170
Maryland Health & Higher Educational Facilities Authority Health, Hospital, Nursing Home Revenue	3.197%	7/1/50	250	261
Maryland State Transportation Authority Transit Revenue	5.888%	7/1/43	50	71
Massachusetts School Building Authority Sales Tax Revenue	5.715%	8/15/39	100	138
Massachusetts School Building Authority Sales Tax Revenue	3.395%	10/15/40	50	52
Massachusetts School Building Authority Sales Tax Revenue	2.950%	5/15/43	100	102
Massachusetts Water Resources Authority Water Revenue	2.823%	8/1/41	100	101
Metropolitan Government of Nashville & Davidson County TN Hotel Occupancy Tax Revenue	6.731%	7/1/43	50	73
Metropolitan Transportation Authority Miscellaneous Taxes Revenue	7.336%	11/15/39	400	640
Metropolitan Transportation Authority Transit Revenue	5.871%	11/15/39	50	65
Metropolitan Transportation Authority Transit Revenue	5.175%	11/15/49	175	240
Metropolitan Washington Airports Authority Dulles Toll Road Highway Revenue	7.462%	10/1/46	85	150
Metropolitan Water Reclamation District of Greater Chicago GO	5.720%	12/1/38	100	138
Miami-Dade County FL Aviation Port, Airport & Marina Revenue	4.280%	10/1/41	125	137
Miami-Dade County FL Water & Sewer Water Revenue	3.490%	10/1/42	75	79
Michigan Finance Authority Health, Hospital, Nursing Home Revenue	3.084%	12/1/34	75	80
Michigan Finance Authority Health, Hospital, Nursing Home Revenue	3.384%	12/1/40	200	218
Michigan State University College & University Revenue	4.496%	8/15/48	50	57
Mississippi GO	5.245%	11/1/34	50	63
Missouri Health & Educational Facilities Authority College & University Revenue	3.229%	5/15/50	100	111
Missouri Health & Educational Facilities Authority College & University Revenue	3.652%	8/15/57	100	123

65

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[12]	New Jersey Economic Development Authority Appropriations Revenue	7.425%	2/15/29	225	283
	New Jersey Rutgers State University College & University Revenue	3.915%	5/1/19	75	89
	New Jersey Transportation Trust Fund Authority Appropriations Revenue	4.081%	6/15/39	75	83
	New Jersey Transportation Trust Fund Authority Appropriations Revenue	6.561%	12/15/40	400	588
	New Jersey Transportation Trust Fund Authority Appropriations Revenue	4.131%	6/15/42	100	112
	New Jersey Turnpike Authority Highway Revenue	7.414%	1/1/40	100	161
	New Jersey Turnpike Authority Highway Revenue	7.102%	1/1/41	400	628
	New York City Transitional Finance Authority Future Tax Secured Income Tax Revenue	5.767%	8/1/36	150	188
	New York City Transitional Finance Authority Future Tax Secured Income Tax Revenue	5.572%	11/1/38	75	97
	New York City Transitional Finance Authority Future Tax Secured Sales Tax Revenue	5.508%	8/1/37	100	131
	New York City Water & Sewer System Water Revenue	5.750%	6/15/41	50	73
	New York City Water & Sewer System Water Revenue	5.952%	6/15/42	50	75
	New York City Water & Sewer System Water Revenue	6.011%	6/15/42	50	75
	New York City Water & Sewer System Water Revenue	5.440%	6/15/43	100	144
	New York City Water & Sewer System Water Revenue	5.882%	6/15/44	175	267
	New York NY GO	5.517%	10/1/37	50	67
	New York NY GO	6.271%	12/1/37	100	142
	New York State Dormitory Authority College & University Revenue	3.142%	7/1/43	260	269
	New York State Dormitory Authority Income Tax Revenue	3.110%	2/15/39	50	53
	New York State Dormitory Authority Income Tax Revenue	5.628%	3/15/39	100	129
	New York State Dormitory Authority Income Tax Revenue	3.190%	2/15/43	50	53
	New York State Dormitory Authority Lease (Appropriation) Revenue	2.202%	3/15/34	200	197
	New York State Thruway Authority Highway Revenue	2.900%	1/1/35	85	89
	New York State Thruway Authority Highway Revenue	3.500%	1/1/42	50	52
	New York State Urban Development Corp. Income Tax Revenue	3.900%	3/15/33	100	110
	New York State Urban Development Corp. Income Tax Revenue	5.770%	3/15/39	150	185
	North Texas Tollway Authority Highway Revenue	3.011%	1/1/43	50	51
	North Texas Tollway Authority Highway Revenue	6.718%	1/1/49	150	253
	Ohio State University College & University Revenue	4.910%	6/1/40	100	136
	Ohio State University College & University Revenue	4.800%	6/1/11	100	151
	Ohio State University General Receipts College & University Revenue	3.798%	12/1/46	100	120
	Ohio Turnpike & Infrastructure Commission Highway Revenue	3.216%	2/15/48	75	76
	Ohio Water Development Authority Water Pollution Control Loan Fund Water Revenue	4.879%	12/1/34	75	89
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Oregon Department of Transportation Fuel Sales Tax Revenue	5.834%	11/15/34	150	204
	Oregon GO	5.762%	6/1/23	75	79
	Oregon GO	5.892%	6/1/27	75	88
[13]	Oregon School Boards Assn. GO	5.528%	6/30/28	50	57
[14]	Oregon State University College & University Revenue	3.424%	3/1/60	150	156
	Pennsylvania State University College & University Revenue	2.790%	9/1/43	50	51
	Pennsylvania State University College & University Revenue	2.840%	9/1/50	100	99
	Pennsylvania Turnpike Commission Highway Revenue	5.511%	12/1/45	75	107
	Permanent University Fund - Texas A&M University System College & University Revenue	3.100%	7/1/49	75	78
	Permanent University Fund - University of Texas System College & University Revenue	3.376%	7/1/47	50	57
	Philadelphia PA Water & Wastewater Water Revenue	2.926%	7/1/45	50	50
	Port Authority of New York & New Jersey Port, Airport & Marina Revenue	6.040%	12/1/29	75	97
	Port Authority of New York & New Jersey Port, Airport & Marina Revenue	4.960%	8/1/46	250	340
	Port Authority of New York & New Jersey Port, Airport & Marina Revenue	5.310%	8/1/46	100	109
	Port Authority of New York & New Jersey Port, Airport & Marina Revenue	4.031%	9/1/48	30	37
	Port Authority of New York & New Jersey Port, Airport & Marina Revenue	3.139%	2/15/51	200	199
	Port Authority of New York & New Jersey Port, Airport & Marina Revenue	4.926%	10/1/51	100	139
	Port Authority of New York & New Jersey Port, Airport & Marina Revenue	3.175%	7/15/60	150	149
	Port Authority of New York & New Jersey Port, Airport & Marina Revenue	4.458%	10/1/62	550	729
	Port Authority of New York & New Jersey Port, Airport & Marina Revenue	4.810%	10/15/65	100	137
	Port Authority of New York & New Jersey Port, Airport & Marina Revenue	3.287%	8/1/69	100	105
	Port of Morrow OR Nuclear Revenue	2.543%	9/1/40	100	98
	Regional Transportation District Sales Tax Revenue	5.844%	11/1/50	100	154
	Riverside County CA Appropriations Revenue	3.818%	2/15/38	50	56
	Rutgers State University of New Jersey College & University Revenue	5.665%	5/1/40	50	67
	Rutgers State University of New Jersey College & University Revenue	3.270%	5/1/43	25	26
	Sales Tax Securitization Corp. Sales Tax Revenue	3.587%	1/1/43	75	81
	Sales Tax Securitization Corp. Sales Tax Revenue	3.820%	1/1/48	50	56
	Sales Tax Securitization Corp. Sales Tax Revenue	4.787%	1/1/48	100	127
	Salt River Project Agricultural Improvement & Power District Electric Power & Light Revenue	4.839%	1/1/41	150	197
	San Antonio TX Electric & Gas Systems Electric Power & Light Revenue	5.985%	2/1/39	125	176

66

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	San Antonio TX Electric & Gas Systems Electric Power & Light Revenue	5.808%	2/1/41	125	179
	San Antonio TX Electric & Gas Systems Electric Power & Light Revenue	2.905%	2/1/48	100	101
	San Diego County Water Authority Water Revenue	6.138%	5/1/49	100	150
	San Francisco CA Public Utilities Commission Water Revenue	6.950%	11/1/50	100	164
	San Jose Redevelopment Agency Successor Agency Tax Allocation Revenue	3.375%	8/1/34	100	105
	Santa Clara Valley Transportation Authority Sales Tax Revenue	5.876%	4/1/32	200	240
	South Carolina Public Service Authority Electric Power & Light Revenue	6.454%	1/1/50	100	159
	South Carolina Public Service Authority Nuclear Revenue	2.388%	12/1/23	50	51
	State Board of Administration Finance Corp. Miscellaneous Revenue	1.258%	7/1/25	325	323
	State Board of Administration Finance Corp. Miscellaneous Revenue	1.705%	7/1/27	250	249
	State Board of Administration Finance Corp. Miscellaneous Revenue	2.154%	7/1/30	250	249
	State Public School Building Authority Miscellaneous Revenue	5.000%	9/15/27	50	58
	Texas GO	5.517%	4/1/39	180	253
	Texas GO	4.681%	4/1/40	50	65
	Texas GO	3.211%	4/1/44	225	235
	Texas Private Activity Bond Surface Transportation Corp. Highway Revenue	3.922%	12/31/49	175	196
	Texas Transportation Commission GO	2.562%	4/1/42	100	99
	Texas Transportation Commission GO	2.472%	10/1/44	125	122
	Texas Transportation Commission State Highway Fund Fuel Sales Tax Revenue	5.178%	4/1/30	175	210
	Texas Transportation Commission State Highway Fund Miscellaneous Revenue	4.000%	10/1/33	100	120
[13]	Tucson AZ COP	2.856%	7/1/47	50	50
	University of California College & University Revenue	0.883%	5/15/25	100	99
	University of California College & University Revenue	3.063%	7/1/25	100	106
	University of California College & University Revenue	1.316%	5/15/27	100	98
	University of California College & University Revenue	1.614%	5/15/30	125	121
	University of California College & University Revenue	5.946%	5/15/45	175	248
	University of California College & University Revenue	3.071%	5/15/51	100	101
	University of California College & University Revenue	4.858%	5/15/12	225	331
	University of California College & University Revenue	4.767%	5/15/15	100	143
	University of California Regents Medical Center Pooled Health, Hospital, Nursing Home Revenue	6.548%	5/15/48	350	542
	University of California Regents Medical Center Pooled Health, Hospital, Nursing Home Revenue	6.583%	5/15/49	50	77
	University of California Regents Medical Center Pooled Health, Hospital, Nursing Home Revenue	3.006%	5/15/50	130	134
	University of California Regents Medical Center Pooled Health, Hospital, Nursing Home Revenue	3.706%	5/15/20	60	66
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	University of Michigan College & University Revenue	2.437%	4/1/40	100	100
	University of Michigan College & University Revenue	2.562%	4/1/50	100	101
	University of Nebraska Facilities Corp. College & University Revenue	3.037%	10/1/49	65	70
	University of Pittsburgh-of the Commonwealth System of Higher Education College & University Revenue	3.555%	9/15/19	250	284
	University of Texas System Regents College & University Revenue	4.794%	8/15/46	100	135
	University of Texas System Regents College & University Revenue	3.354%	8/15/47	50	58
	University of Texas System Regents College & University Revenue	2.439%	8/15/49	50	49
	University of Virginia College & University Revenue	2.256%	9/1/50	335	317
	University of Virginia College & University Revenue	4.179%	9/1/17	50	70
	Utah GO	4.554%	7/1/24	30	32
	Utah GO	3.539%	7/1/25	50	52
	Washington GO	5.140%	8/1/40	150	205
[13]	Wisconsin Appropriations Revenue	5.700%	5/1/26	60	68
	Wisconsin Appropriations Revenue	3.154%	5/1/27	100	107
	Wisconsin Appropriations Revenue	3.954%	5/1/36	250	277
Total Taxable Municipal Bonds (Cost $30,150)					35,480

67

Total Bond Market Index Portfolio
		Coupon	Shares	Market Value ($000)
Temporary Cash Investments (2.1%)
Money Market Fund (2.1%)
[15]	Vanguard Market Liquidity Fund (Cost $99,441)	0.090%	994,458	99,436
Total Investments (101.6%) (Cost $4,806,201)				4,948,148
Other Assets and Liabilities—Net (-1.6%)				(76,920)
Net Assets (100%)				4,871,228
Cost is in $000.
•	See Note A in Notes to Financial Statements.
1	The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
2	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
3	Includes securities purchased on a when-issued or delayed-delivery basis for which the portfolio has not taken delivery as of December 31, 2021.
4	Variable-rate security; rate shown is effective rate at period end. Certain variable-rate securities are not based on a published reference rate and spread but are determined by the issuer or agent based on current market conditions.
5	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2021, the aggregate value was $19,800,000, representing 0.4% of net assets.
6	Guaranteed by the Government of Canada.
7	U.S. government-guaranteed.
8	Guaranteed by the Government of Japan.
9	Guaranteed by the Federal Republic of Germany.
10	Guaranteed by the Republic of Austria.
11	Scheduled principal and interest payments are guaranteed by Texas Permanent School Fund.
12	Scheduled principal and interest payments are guaranteed by National Public Finance Guarantee Corp.
13	Scheduled principal and interest payments are guaranteed by Assured Guaranty Municipal Corp.
14	Scheduled principal and interest payments are guaranteed by Build America Mutual Assurance Co.
15	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
12M—12-month.
1YR—1-year.
6M—6-month.
CMT—Constant Maturing Treasury Rate.
COP—Certificate of Participation.
GO—General Obligation Bond.
LIBOR—London Interbank Offered Rate.
UMBS—Uniform Mortgage-Backed Securities.
USD—U.S. dollar.
See accompanying Notes, which are an integral part of the Financial Statements.
68

Total Bond Market Index Portfolio
Statement of Assets and Liabilities
As of December 31, 2021
($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $4,706,760)	4,848,712
Affiliated Issuers (Cost $99,441)	99,436
Total Investments in Securities	4,948,148
Investment in Vanguard	162
Receivables for Investment Securities Sold	15,721
Receivables for Accrued Income	23,171
Receivables for Capital Shares Issued	1,321
Total Assets	4,988,523
Liabilities
Due to Custodian	1,460
Payables for Investment Securities Purchased	113,223
Payables for Capital Shares Redeemed	2,313
Payables to Vanguard	299
Total Liabilities	117,295
Net Assets	4,871,228
At December 31, 2021, net assets consisted of:

Paid-in Capital	4,619,037
Total Distributable Earnings (Loss)	252,191
Net Assets	4,871,228

Net Assets
Applicable to 398,672,541 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	4,871,228
Net Asset Value Per Share	$12.22

See accompanying Notes, which are an integral part of the Financial Statements.
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Total Bond Market Index Portfolio
Statement of Operations

Year Ended December 31, 2021
($000)
Investment Income
Income
Interest[1,2]	96,533
Total Income	96,533
Expenses
The Vanguard Group—Note B
Investment Advisory Services	111
Management and Administrative	6,120
Marketing and Distribution	362
Custodian Fees	45
Auditing Fees	47
Shareholders’ Reports	95
Trustees’ Fees and Expenses	1
Total Expenses	6,781
Net Investment Income	89,752
Realized Net Gain (Loss) on Investment Securities Sold[1]	31,221
Change in Unrealized Appreciation (Depreciation) of Investment Securities[1]	(207,270)
Net Increase (Decrease) in Net Assets Resulting from Operations	(86,297)
1	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the portfolio were $80,000, $1,000, $2,000, and ($6,000), respectively. Purchases and sales are for temporary cash investment purposes.
2	Interest is net of foreign withholding taxes of $1,000.

Statement of Changes in Net Assets

	Year Ended December 31,
	2021 ($000)	2020 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	89,752	101,263
Realized Net Gain (Loss)	31,221	37,804
Change in Unrealized Appreciation (Depreciation)	(207,270)	187,699
Net Increase (Decrease) in Net Assets Resulting from Operations	(86,297)	326,766
Distributions
Total Distributions	(139,591)	(107,753)
Capital Share Transactions
Issued	843,843	1,363,956
Issued in Lieu of Cash Distributions	139,591	107,753
Redeemed	(752,865)	(1,124,178)
Net Increase (Decrease) from Capital Share Transactions	230,569	347,531
Total Increase (Decrease)	4,681	566,544
Net Assets
Beginning of Period	4,866,547	4,300,003
End of Period	4,871,228	4,866,547

See accompanying Notes, which are an integral part of the Financial Statements.
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Total Bond Market Index Portfolio
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended December 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$12.81	$12.21	$11.54	$11.86	$11.77
Investment Operations
Net Investment Income[1]	.228	.277	.324	.313	.292
Net Realized and Unrealized Gain (Loss) on Investments	(.454)	.635	.657	(.343)	.119
Total from Investment Operations	(.226)	.912	.981	(.030)	.411
Distributions
Dividends from Net Investment Income	(.260)	(.312)	(.311)	(.267)	(.283)
Distributions from Realized Capital Gains	(.104)	—	—	(.023)	(.038)
Total Distributions	(.364)	(.312)	(.311)	(.290)	(.321)
Net Asset Value, End of Period	$12.22	$12.81	$12.21	$11.54	$11.86
Total Return	-1.72%	7.58%	8.67%	-0.21%	3.57%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,871	$4,867	$4,300	$3,535	$3,498
Ratio of Total Expenses to Average Net Assets	0.14%	0.14%	0.14%	0.14%	0.15%
Ratio of Net Investment Income to Average Net Assets	1.85%	2.20%	2.72%	2.74%	2.48%
Portfolio Turnover Rate[2]	69%	94%	80%	89%	91%
1	Calculated based on average shares outstanding.
2	Includes 33%, 28%, 19%, 26%, and 24%, respectively, attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.
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Total Bond Market Index Portfolio
Notes to Financial Statements
The Total Bond Market Index Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio's shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.
Certain of the portfolio’s investments are in corporate debt instruments; the issuers' abilities to meet their obligations may be affected by economic developments in their respective industries. Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the portfolio and thus portfolio performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral, as furnished by independent pricing services.
Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.
2. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The portfolio may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the portfolio is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The portfolio mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The portfolio may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the portfolio cannot be repledged, resold, or rehypothecated. Under an MSFTA, upon a counterparty default (including bankruptcy), the portfolio may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its MSFTA, and sell or retain any collateral held up to the net amount owed to the portfolio under the MSFTA.
3. Mortgage Dollar Rolls: The portfolio enters into mortgage-dollar-roll transactions, in which the portfolio sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The portfolio forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The portfolio also enters into mortgage-dollar-roll transactions in which the portfolio buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The portfolio continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The portfolio accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the portfolio’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Assets and Liabilities.
4. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The portfolio’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is
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Total Bond Market Index Portfolio
generally three years after the filing of the tax return. Management has analyzed the portfolio’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the portfolio’s financial statements.
5. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
6. Credit Facilities and Interfund Lending Program: The portfolio and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the portfolio’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the portfolio and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the portfolio may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the portfolio’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended December 31, 2021, the portfolio did not utilize the credit facilities or the Interfund Lending Program.
7. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
B.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the portfolio may invest up to 0.40% of its net assets as capital in Vanguard. At December 31, 2021, the portfolio had contributed to Vanguard capital in the amount of $162,000, representing less than 0.01% of the portfolio’s net assets and 0.06% of Vanguard’s capital received pursuant to the FSA. The portfolio’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.	Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.
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Total Bond Market Index Portfolio
The following table summarizes the market value of the portfolio’s investments as of December 31, 2021, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
U.S. Government and Agency Obligations	—	3,113,663	—	3,113,663
Asset-Backed/Commercial Mortgage-Backed Securities	—	128,796	—	128,796
Corporate Bonds	—	1,392,222	—	1,392,222
Sovereign Bonds	—	178,551	—	178,551
Taxable Municipal Bonds	—	35,480	—	35,480
Temporary Cash Investments	99,436	—	—	99,436
Total	99,436	4,848,712	—	4,948,148
D.	Permanent differences between book-basis and tax-basis components of net assets, if any, are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share.
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; the deferral of losses from straddles; and the treatment of amortization adjustments from certain fixed income securities. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	84,976
Undistributed Long-Term Gains	31,662
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	135,553
The tax character of distributions paid was as follows:
	Year Ended December 31,
	2021 Amount ($000)	2020 Amount ($000)
Ordinary Income*	113,757	107,753
Long-Term Capital Gains	25,834	—
Total	139,591	107,753
*	Includes short-term capital gains, if any.
As of December 31, 2021, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	4,812,595
Gross Unrealized Appreciation	190,163
Gross Unrealized Depreciation	(54,610)
Net Unrealized Appreciation (Depreciation)	135,553
E.	During the year ended December 31, 2021, the portfolio purchased $290,316,000 of investment securities and sold $294,610,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $3,252,117,000 and $3,030,122,000, respectively.
The portfolio purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of
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Total Bond Market Index Portfolio
trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended December 31, 2021, such purchases were $21,023,000 and sales were $17,271,000, resulting in net realized gain of $1,001,000; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
F.	Capital shares issued and redeemed were:

	Year Ended December 31,
	2021 Shares (000)	2020 Shares (000)

Issued	68,447	108,475
Issued in Lieu of Cash Distributions	11,623	8,789
Redeemed	(61,220)	(89,637)
Net Increase (Decrease) in Shares Outstanding	18,850	27,627
At December 31, 2021, one shareholder (an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders) was the record or beneficial owner of 31% of the portfolio’s net assets. If this shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio, cause the portfolio to incur higher transaction costs, or lead to the realization of taxable capital gains.
G.	Management has determined that no events or transactions occurred subsequent to December 31, 2021, that would require recognition or disclosure in these financial statements.
75

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Vanguard Variable Insurance Funds and Shareholders of Total Bond Market Index Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Total Bond Market Index Portfolio (one of the portfolios constituting Vanguard Variable Insurance Funds, referred to hereafter as the "Portfolio") as of December 31, 2021 the related statement of operations for the year ended December 31, 2021, the statement of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 17, 2022
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
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Special 2021 tax information (unaudited) for corporate shareholders only for Total Bond Market Index Portfolio, a portfolio of Vanguard Variable Insurance Funds
This information for the fiscal year ended December 31, 2021, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.
For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the portfolio are qualified short-term capital gains.
The portfolio distributed $25,834,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.
The percentage of the ordinary dividends reported by the portfolio that is treated as a Section 163(j) interest dividend and thus is eligible to be treated as interest income for purposes of Section 163(j) and the regulations thereunder is 78.9%.
77

"Bloomberg®" and Bloomberg U.S. Aggregate Float Adjusted Index are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (BISL), the administrator of the index (collectively, Bloomberg), and have been licensed for use for certain purposes by The Vanguard Group, Inc. (Vanguard).
The Total Bond Market Index Portfolio is not sponsored, endorsed, sold or promoted by Bloomberg. Bloomberg does not make any representation or warranty, express or implied, to the owners of or counterparties to the Total Bond Market Index Portfolio or any member of the public regarding the advisability of investing in securities generally or in the Total Bond Market Index Portfolio particularly. The only relationship of Bloomberg to Vanguard is the licensing of certain trademarks, trade names and service marks and of the Bloomberg U.S. Aggregate Float Adjusted Index, which is determined, composed and calculated by BISL without regard to Vanguard or the Total Bond Market Index Portfolio. Bloomberg has no obligation to take the needs of Vanguard or the owners of the Total Bond Market Index Portfolio into consideration in determining, composing or calculating the Bloomberg U.S. Aggregate Float Adjusted Index. Bloomberg is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Total Bond Market Index Portfolio to be issued. Bloomberg shall not have any obligation or liability, including, without limitation, to Total Bond Market Index Portfolio customers, in connection with the administration, marketing or trading of the Total Bond Market Index Portfolio.
BLOOMBERG DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE BLOOMBERG U.S. AGGREGATE FLOAT ADJUSTED INDEX OR ANY DATA RELATED THERETO AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. BLOOMBERG DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY VANGUARD, OWNERS OF THE TOTAL BOND MARKET INDEX PORTFOLIO OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG U.S. AGGREGATE FLOAT ADJUSTED INDEX OR ANY DATA RELATED THERETO. BLOOMBERG DOES NOT MAKE ANY EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BLOOMBERG U.S. AGGREGATE FLOAT ADJUSTED INDEX OR ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, TO THE MAXIMUM EXTENT ALLOWED BY LAW, BLOOMBERG, ITS LICENSORS, AND ITS AND THEIR RESPECTIVE EMPLOYEES, CONTRACTORS, AGENTS, SUPPLIERS, AND VENDORS SHALL HAVE NO LIABILITY OR RESPONSIBILITY WHATSOEVER FOR ANY INJURY OR DAMAGES—WHETHER DIRECT, INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR OTHERWISE—ARISING IN CONNECTION WITH THE TOTAL BOND MARKET INDEX PORTFOLIO OR BLOOMBERG U.S. AGGREGATE FLOAT ADJUSTED INDEX OR ANY DATA OR VALUES RELATING THERETO—WHETHER ARISING FROM THEIR NEGLIGENCE OR OTHERWISE, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.
© 2022 Bloomberg.
Used with Permission. Source: Bloomberg Index Services Limited. Copyright 2022, Bloomberg. All rights reserved.
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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 217 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA. Trustee and vice chair of The Shipley School.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the board of directors of Out & Equal (2002–2006), the advisory board of the University of California, Berkeley School of Engineering (2020–present), and the advisory board of Santa Clara University’s Leavey School of Business (2018–present).
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.
Amy Gutmann
Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: adjunct professor of finance at the University of Notre Dame (2020–present). Chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Assistant professor (retired June 2020) of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of superintendence of the Institute for the Works of Religion, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law (2021–present), professor (2020–present), Distinguished Fellow of the Global Financial Markets Center (2020–present), and Rubenstein Fellow (2017–2020) at Duke University. Trustee (2017–present) of Amherst College and member of Amherst College Investment Committee (2019–present). Member of the Regenerative Crisis Response Committee (2020–present).
David A. Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE
1 Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Energy Company (2013–present). Trustee of Common Fund (2019–present).
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.
Executive Officers
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
David Cermak
Born in 1960. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present) of each of the investment companies served by Vanguard. Managing director and head (2017–present) of Vanguard Investments Singapore. Managing director and head (2017–2019) of Vanguard Investments Hong Kong. Representative director and head (2014–2017) of Vanguard Investments Japan.
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
John E. Schadl
Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
John T. Marcante	Lauren Valente
Chris D. Mclsaac

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Q690GBI 022022

Annual Report   |   December 31, 2021
Vanguard Variable Insurance Funds
Growth Portfolio

Contents
Your Portfolio’s Performance at a Glance	1
Advisor’s Report	2
About Your Portfolio’s Expenses	4
Performance Summary	5
Financial Statements	7
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your portfolio are spelled out in the prospectus.

Your Portfolio’s Performance at a Glance
•	The Growth Portfolio returned 17.86% for the 12 months ended December 31, 2021, trailing the 27.60% return of its benchmark, the Russell 1000 Growth Index. Please note that the portfolio’s returns are different from those in Vanguard Variable Annuity (and other plans that invest in the portfolio), which take into account insurance-related expenses.
•	The U.S. economy continued to heal over the period. Vaccination programs started rolling out early in the year, enabling more workers to return to the labor force and helping some hard-hit sectors such as hospitality, leisure, and travel to rebound. U.S. stocks performed strongly even with the spread of new COVID-19 variants, a surge in inflation, and Federal Reserve monetary policy turning less accommodative.
•	Returns were positive in all stocks sectors the portfolio primarily invests in. Industrial stocks made the largest contribution relative to the benchmark, while poor selection in information technology, consumer discretionary, and communication services, the three largest sectors, detracted from results.
•	Over the decade ended December 31 2021, the portfolio’s average annual return trailed that of its benchmark by less than one percentage point.
Market Barometer
Average Annual Total Returns Periods Ended December 31, 2021
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	26.45%	26.21%	18.43%
Russell 2000 Index (Small-caps)	14.82	20.02	12.02
Russell 3000 Index (Broad U.S. market)	25.66	25.79	17.97
FTSE All-World ex US Index (International)	8.36	13.66	9.89
Bonds
Bloomberg U.S. Aggregate Bond Index (Broad taxable market)	-1.54%	4.79%	3.57%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	1.52	4.73	4.17
FTSE Three-Month U.S. Treasury Bill Index	0.05	0.95	1.11
CPI
Consumer Price Index	7.04%	3.53%	2.92%
1

Advisor’s Report
The Growth Portfolio returned 17.86% for the 12 months ended December 31, 2021. It lagged the 27.60% return of its benchmark, the Russell 1000 Growth Index.
Investment strategy
The portfolio seeks to outperform growth indexes and, over the longer term, the broader market. We employ proprietary fundamental research and a rigorous valuation discipline to invest in large-capitalization companies with attractive growth characteristics. Our investment approach is based on identifying companies that possess a clear competitive advantage that will enable them to sustain above-average growth.
Review of the period
U.S. equities, as measured by the Standard & Poor’s 500 Index, returned 28.71% over the period. Growth stocks slightly outperformed value stocks and large caps outpaced small caps, as measured by the Russell indexes.
During 2021, the portfolio underperformed the benchmark, driven by negative stock selection in the information technology and consumer discretionary sectors. By contrast, the approach had marginally positive stock selection in industrials. Sector allocation, a result of our bottom-up selection process, slightly dampened relative performance.
Notable detractors included Global Payments, Fidelity National Information Services (FIS), and FleetCor Technologies, all of which are payments companies. At a high level, the payments industry experienced broad-based and persistent weakness during the year, amid concerns about the pace of reopening, in addition to a historic glut of fintech initial public offerings earlier in 2021. Negative sentiment reflecting new variants of COVID-19 also weighed on the segment, given the benefit it derives from the return of physical retail and travel.
We think there’s a misguided understanding of the scale of the payments ecosystem and the industry’s competitive landscape. There is a perception that competitive threats to legacy payments companies are intensifying when, in fact, many of these companies work in distinct areas within the ecosystem.
Shares of Global Payments, a provider of payment technology services, lost ground despite posting earnings ahead of consensus estimates in each of the four quarterly announcements in 2021. Looking past the positive results, market participants appeared to be more focused on the increasing competition in the space while also reacting skeptically to the company’s two announced acquisitions, causing shares to fall. Stepping back, Global Payments is a capital-light, cash-generative business with an attractive valuation benefiting from healthy growth as more payments are digitized. We are impressed with Global Payments’ strategy and execution and believe the company stands out relative to peers due to its ongoing mix shift to technology-led distribution. We continue to hold an overweight position.
The share price of FIS, a provider of payment processing and banking software, services, and outsourcing, fell sharply after the company lowered profit projections for the year and booked a one-time charge due to corporate tax changes in the U.K. We maintain an overweight position.
The share price of FleetCor Technologies, a U.S.-based provider of fuel cards and payment services to commercial truck fleets, also ended the year lower. Given the company’s core focus on fuel cards for trucking fleets, the pandemic represented a notable headwind to business as trucking volumes saw a sharp decline. We used this short-term weakness to add to the position. In our view, the company has a number of secular growth drivers to help reaccelerate the business, and we see attractive upside. Continued supply-chain disruption and the persistent uncertainty that comes with each new COVID-19 variant has hampered any rebound opportunity. The company fundamentals remain solid, and management is growing its non-fuel-related businesses, including the 2020 acquisition of Associated Foreign Exchange, a cross-border payment solutions provider. We continue to hold a position.
Top contributors to relative performance included Advanced Micro Devices (AMD), Marvell Technology, and Blackstone. AMD, a graphics chip provider, reported strong quarterly results and continues to see share gains in servers and PCs. Interestingly, AMD is not experiencing the issues cited by key competitors; instead, management described strong potential for future market share gains in the server segment. We continue to hold a large overweight position.
Marvell Technology is a semiconductor provider of analog, mixed- and digital-signal processing, and embedded microprocessor integrated circuits. We initiated a position in the fall, and the company announced very strong results, with net revenue up 61% year over year on growth across all five of its major business segments. Revenue in its data center and automotive/industrial divisions more than doubled. The company is well-positioned to benefit from such secular growth trends as increased cloud adoption, 5G proliferation, and high-speed optics. The company is taking share from struggling competitors, and we continue to hold an overweight position.
The share price of Blackstone, a U.S.-based multinational financial services firm specializing in alternative investments, rose over the period on consecutive strong earnings that beat consensus estimates. Fee-related performance, largely in real estate, and realized investment income contributed to results. The legal C corporation structure of Blackstone offers diversifying access to growth-oriented privates and real estate exposure, and we believe the best-in-class management team is well-positioned to be opportunistic in deploying capital.
The fund increased its active exposure to health care, IT, and communication services and reduced its active exposure to consumer discretionary, industrials, and
2

financials. At the end of the period, the fund was most overweighted, relative to the benchmark, in IT, financials, and communication services. It was most underweighted in consumer discretionary, health care, consumer staples, and real estate.
Stepping back, the Growth Portfolio consists of high-quality, growing companies protected by sustainable barriers to entry and benefiting from long-term secular trends. We continue to believe that powerful structural changes in our economy are moving hundreds of billions of dollars into new business areas such as electronic payments, e-commerce, digital media, life sciences, and cloud computing. By identifying competitively advantaged companies at the forefront of these trends and applying our rigorous valuation discipline, we believe this portfolio should outperform over the long term. We are excited about the holdings in the portfolio and believe they are well-positioned to outperform across a variety of market environments going forward.
Portfolio Manager:
Andrew J. Shilling, CFA
Senior Managing Director
Wellington Management Company LLP
January 18, 2022
3

About Your Portfolio’s Expenses
As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio's gross income, directly reduce the investment return of the portfolio.
A portfolio's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your portfolio's costs in two ways:
•	Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the portfolio's actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio's costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio's actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the portfolio's expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your portfolio's current prospectus.
Six Months Ended December 31, 2021
Growth Portfolio	Beginning Account Value 6/30/2021	Ending Account Value 12/31/2021	Expenses Paid During Period
Based on Actual Portfolio Return	$1,000.00	$1,058.10	$2.13
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.14	2.09
The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.41%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).
4

Growth Portfolio
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio's returns would be lower.
Cumulative Performance: December 31, 2011, Through December 31, 2021
Initial Investment of $10,000
		Average Annual Total Returns Periods Ended December 31, 2021
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Growth Portfolio	17.86%	24.24%	19.15%	$57,647
Russell 1000 Growth Index	27.60	25.32	19.79	60,825
Dow Jones U.S. Total Stock Market Float Adjusted Index	25.66	17.92	16.24	45,050
See Financial Highlights for dividend and capital gains information.
5

Growth Portfolio
Portfolio Allocation
As of December 31, 2021
Communication Services	13.9%
Consumer Discretionary	11.6
Consumer Staples	2.2
Financials	4.8
Health Care	8.7
Industrials	6.0
Information Technology	52.4
Real Estate	0.4
The table reflects the portfolio’s investments, except for short-term investments and derivatives. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.
Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
6

Growth Portfolio
Financial Statements
Schedule of Investments
As of December 31, 2021
The portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The portfolio’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (99.2%)
Communication Services (13.8%)
*	Alphabet Inc. Class C	33,716	97,560
*	Meta Platforms Inc. Class A	110,670	37,224
*	ZoomInfo Technologies Inc. Class A	331,519	21,284
*	Snap Inc. Class A	200,113	9,411
*	Match Group Inc.	67,780	8,964
*	Roblox Corp. Class A	46,802	4,828
*	Walt Disney Co.	30,620	4,743
			184,014
Consumer Discretionary (11.5%)
*	Amazon.com Inc.	26,676	88,947
*	Airbnb Inc. Class A	112,106	18,664
*	Lululemon Athletica Inc.	39,299	15,384
*	Tesla Inc.	13,160	13,907
*	Hilton Worldwide Holdings Inc.	45,813	7,146
*	Rivian Automotive Inc. Class A	51,727	5,364
*	Burlington Stores Inc.	13,236	3,858
			153,270
Consumer Staples (2.2%)
	Constellation Brands Inc. Class A	93,660	23,506
*	Monster Beverage Corp.	65,242	6,266
			29,772
Financials (4.8%)
	S&P Global Inc.	32,174	15,184
	Blackstone Inc.	97,818	12,657
	MarketAxess Holdings Inc.	28,700	11,803
	Marsh & McLennan Cos. Inc.	59,855	10,404
*	Coinbase Global Inc. Class A	30,959	7,813
	American Express Co.	37,500	6,135
			63,996
Health Care (8.6%)
	UnitedHealth Group Inc.	48,563	24,385
*	ABIOMED Inc.	47,235	16,965
*	Boston Scientific Corp.	368,088	15,636
*	Illumina Inc.	38,676	14,714
*	Align Technology Inc.	20,881	13,723
	Zoetis Inc.	46,955	11,458
*	Seagen Inc.	72,598	11,224
		Shares	Market Value• ($000)
*	Mettler-Toledo International Inc.	4,034	6,847
			114,952
Industrials (6.0%)
	TransUnion	200,633	23,791
*	Copart Inc.	117,417	17,803
	IHS Markit Ltd.	80,334	10,678
*	Uber Technologies Inc.	229,551	9,625
	Northrop Grumman Corp.	20,989	8,124
*	Airbus SE ADR	198,061	6,320
	IDEX Corp.	12,796	3,024
*,1	Legalzoom.com Inc.	17,503	281
			79,646
Information Technology (51.9%)
	Microsoft Corp.	390,453	131,317
	Apple Inc.	662,355	117,614
	Mastercard Inc. Class A	117,465	42,208
*	Advanced Micro Devices Inc.	248,958	35,825
	NVIDIA Corp.	109,103	32,088
*	salesforce.com Inc.	105,753	26,875
*	Adobe Inc.	45,821	25,983
*	ServiceNow Inc.	31,615	20,522
	Fidelity National Information Services Inc.	183,812	20,063
	Global Payments Inc.	146,998	19,871
	Microchip Technology Inc.	226,151	19,689
*	Autodesk Inc.	64,834	18,231
*	Workday Inc. Class A	65,385	17,862
*	FleetCor Technologies Inc.	77,373	17,319
	Intuit Inc.	25,709	16,537
	Marvell Technology Inc.	176,634	15,454
*	UiPath Inc. Class A	287,521	12,401
*	PayPal Holdings Inc.	65,345	12,323
*	Avalara Inc.	94,225	12,165
*	Ceridian HCM Holding Inc.	114,211	11,930
*	Block Inc.	69,288	11,191
*	Snowflake Inc. Class A	31,873	10,797
*	nCino Inc.	156,988	8,612
*	Shopify Inc. Class A (XTSE)	5,789	7,974
	Visa Inc. Class A	36,292	7,865
	CDW Corp.	27,139	5,558
	Monolithic Power Systems Inc.	9,621	4,746
*	Affirm Holdings Inc.	40,227	4,045
*	DocuSign Inc. Class A	23,119	3,521
		Shares	Market Value• ($000)
*	SentinelOne Inc. Class A	47,709	2,409
*	HashiCorp Inc. Class A	7,935	722
*	Qualtrics International Inc. Class A	17,089	605
			694,322
Real Estate (0.4%)
	Equinix Inc.	6,664	5,637
Total Common Stocks (Cost $956,216)			1,325,609
Temporary Cash Investments (0.6%)
Money Market Fund (0.0%)
[2,3]	Vanguard Market Liquidity Fund, 0.090%	2,835	284
		Face Amount ($000)
Repurchase Agreement (0.6%)
	Bank of America Securities LLC 0.050%, 1/3/22 (Dated 12/31/21, Repurchase Value $8,500,000, collateralized by U.S. Treasury Note/Bond 2.625%, 2/15/29, with a value of $8,670,000)	8,500	8,500
Total Temporary Cash Investments (Cost $8,784)			8,784
Total Investments (99.8%) (Cost $965,000)			1,334,393
Other Assets and Liabilities—Net (0.2%)			2,229
Net Assets (100%)			1,336,622
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $267,000.
2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3	Collateral of $282,000 was received for securities on loan.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.
7

Growth Portfolio
Statement of Assets and Liabilities
As of December 31, 2021
($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $964,716)	1,334,109
Affiliated Issuers (Cost $284)	284
Total Investments in Securities	1,334,393
Investment in Vanguard	44
Cash	24
Receivables for Investment Securities Sold	4,546
Receivables for Accrued Income	40
Receivables for Capital Shares Issued	84
Total Assets	1,339,131
Liabilities
Payables for Investment Securities Purchased	1,480
Collateral for Securities on Loan	282
Payables to Investment Advisor	455
Payables for Capital Shares Redeemed	146
Payables to Vanguard	146
Total Liabilities	2,509
Net Assets	1,336,622
At December 31, 2021, net assets consisted of:

Paid-in Capital	636,221
Total Distributable Earnings (Loss)	700,401
Net Assets	1,336,622

Net Assets
Applicable to 34,923,587 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	1,336,622
Net Asset Value Per Share	$38.27

See accompanying Notes, which are an integral part of the Financial Statements.
8

Growth Portfolio
Statement of Operations

Year Ended December 31, 2021
($000)
Investment Income
Income
Dividends[1]	4,821
Interest[2]	9
Securities Lending—Net	24
Total Income	4,854
Expenses
Investment Advisory Fees—Note B
Basic Fee	1,891
Performance Adjustment	206
The Vanguard Group—Note C
Management and Administrative	3,101
Marketing and Distribution	65
Custodian Fees	15
Auditing Fees	32
Shareholders’ Reports and Proxy	5
Trustees’ Fees and Expenses	1
Total Expenses	5,316
Net Investment Income (Loss)	(462)
Realized Net Gain (Loss)
Investment Securities Sold[2]	331,632
Futures Contracts	1,204
Realized Net Gain (Loss)	332,836
Change in Unrealized Appreciation (Depreciation)
Investment Securities[2]	(121,593)
Futures Contracts	(675)
Change in Unrealized Appreciation (Depreciation)	(122,268)
Net Increase (Decrease) in Net Assets Resulting from Operations	210,106
1	Dividends are net of foreign withholding taxes of $14,000.
2	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the portfolio were $5,000, less than $1,000, and less than $1,000, respectively. Purchases and sales are for temporary cash investment purposes.

Statement of Changes in Net Assets

	Year Ended December 31,
	2021 ($000)	2020 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	(462)	1,084
Realized Net Gain (Loss)	332,836	115,341
Change in Unrealized Appreciation (Depreciation)	(122,268)	253,322
Net Increase (Decrease) in Net Assets Resulting from Operations	210,106	369,747
Distributions
Total Distributions	(116,517)	(47,001)
Capital Share Transactions
Issued	105,002	253,376
Issued in Lieu of Cash Distributions	116,517	47,001
Redeemed	(225,699)	(167,365)
Net Increase (Decrease) from Capital Share Transactions	(4,180)	133,012
Total Increase (Decrease)	89,409	455,758
Net Assets
Beginning of Period	1,247,213	791,455
End of Period	1,336,622	1,247,213

See accompanying Notes, which are an integral part of the Financial Statements.
9

Growth Portfolio
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended December 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$35.94	$26.95	$22.82	$23.99	$19.70
Investment Operations
Net Investment Income (Loss)[1]	(.013)	.033	.108	.113	.094
Net Realized and Unrealized Gain (Loss) on Investments	5.826	10.536	7.119	.038	5.685
Total from Investment Operations	5.813	10.569	7.227	.151	5.779
Distributions
Dividends from Net Investment Income	(.013)	(.104)	(.108)	(.080)	(.116)
Distributions from Realized Capital Gains	(3.470)	(1.475)	(2.989)	(1.241)	(1.373)
Total Distributions	(3.483)	(1.579)	(3.097)	(1.321)	(1.489)
Net Asset Value, End of Period	$38.27	$35.94	$26.95	$22.82	$23.99
Total Return	17.86%	43.09%	33.82%	0.20%	30.92%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,337	$1,247	$791	$598	$558
Ratio of Total Expenses to Average Net Assets[2]	0.41%	0.41%[3]	0.40%	0.39%	0.40%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.04)%	0.11%	0.43%	0.45%	0.43%
Portfolio Turnover Rate	66%	41%	32%	47%	28%
1	Calculated based on average shares outstanding.
2	Includes performance-based investment advisory fee increases (decreases) of 0.02%, 0.01%, 0.01%, 0.00%, and (0.01%).
3	The ratio of expenses to average net assets for the period net of reduction from broker commission abatement arrangements was 0.40%.

See accompanying Notes, which are an integral part of the Financial Statements.
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Growth Portfolio
Notes to Financial Statements
The Growth Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio's shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the portfolio and thus portfolio performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the portfolio’s pricing time. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities.
Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.
2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the portfolio’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
3. Futures Contracts: The portfolio uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The portfolio may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the portfolio trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended December 31, 2021, the portfolio’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period. The portfolio had no open futures contracts at December 31, 2021.
4. Repurchase Agreements: The portfolio enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the portfolio under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral
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Growth Portfolio
cannot be repledged, resold, or rehypothecated. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The portfolio further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty's default (including bankruptcy), the portfolio may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.
5. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The portfolio’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the portfolio’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the portfolio’s financial statements.
6. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
7. Securities Lending: To earn additional income, the portfolio lends its securities to qualified institutional borrowers. Security loans are subject to termination by the portfolio at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The portfolio further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the portfolio may experience delays and costs in recovering the securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the portfolio is entitled to all distributions made on or in respect of the loaned securities.
8. Credit Facilities and Interfund Lending Program: The portfolio and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the portfolio’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the portfolio and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the portfolio may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the portfolio’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
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Growth Portfolio
For the year ended December 31, 2021, the portfolio did not utilize the credit facilities or the Interfund Lending Program.
9. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received.Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
B.	Wellington Management Company llp, provides investment advisory services to the portfolio for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee is subject to quarterly adjustments based on performance relative to the Russell 1000 Growth Index for the preceding three years.
In February 2021, the board of trustees approved a restructuring of the portfolio’s investment advisory team, removing Jackson Square Partners, LLC, as an investment advisor to the portfolio. Through February 2021, the basic fee paid to Jackson Square Partners, LLC, was subject to quarterly adjustments based on performance relative to the Russell 1000 Growth Index for the preceding three years.
Vanguard manages the cash reserves of the portfolio as described below.
For the year ended December 31, 2021, the aggregate investment advisory fee paid to all advisors represented an effective annual basic rate of 0.15% of the portfolio’s average net assets, before a net increase of $206,000 (0.02%) based on performance.
C.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio corporate management, administrative, marketing, distribution, and cash management services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the portfolio may invest up to 0.40% of its net assets as capital in Vanguard. At December 31, 2021, the portfolio had contributed to Vanguard capital in the amount of $44,000, representing less than 0.01% of the portfolio’s net assets and 0.02% of Vanguard’s capital received pursuant to the FSA. The portfolio’s trustees and officers are also directors and employees, respectively, of Vanguard.
D.	Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the portfolio’s investments as of December 31, 2021, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks	1,325,609	—	—	1,325,609
Temporary Cash Investments	284	8,500	—	8,784
Total	1,325,893	8,500	—	1,334,393
E.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These
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Growth Portfolio
reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for distributions in connection with fund share redemptions were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	55
Total Distributable Earnings (Loss)	(55)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	94,098
Undistributed Long-Term Gains	244,655
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	361,648
The tax character of distributions paid was as follows:
	Year Ended December 31,
	2021 Amount ($000)	2020 Amount ($000)
Ordinary Income*	14,579	4,091
Long-Term Capital Gains	101,938	42,910
Total	116,517	47,001
*	Includes short-term capital gains, if any.
As of December 31, 2021, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	972,745
Gross Unrealized Appreciation	410,210
Gross Unrealized Depreciation	(48,563)
Net Unrealized Appreciation (Depreciation)	361,647
F.	During the year ended December 31, 2021, the portfolio purchased $834,696,000 of investment securities and sold $935,501,000 of investment securities, other than temporary cash investments.
G.	Capital shares issued and redeemed were:

	Year Ended December 31,
	2021 Shares (000)	2020 Shares (000)

Issued	2,874	8,998
Issued in Lieu of Cash Distributions	3,575	2,174
Redeemed	(6,225)	(5,844)
Net Increase (Decrease) in Shares Outstanding	224	5,328
At December 31, 2021, one shareholder (an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders) was the record or beneficial owner of 68% of the portfolio’s net assets. If this shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio, cause the portfolio to incur higher transaction costs, or lead to the realization of taxable capital gains.
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Growth Portfolio
H.	Management has determined that no events or transactions occurred subsequent to December 31, 2021, that would require recognition or disclosure in these financial statements.
15

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Vanguard Variable Insurance Funds and Shareholders of Growth Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Growth Portfolio (one of the portfolios constituting Vanguard Variable Insurance Funds, referred to hereafter as the "Portfolio") as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statement of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from the transfer agent or brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 17, 2022
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
16

Special 2021 tax information (unaudited) for corporate shareholders only for Growth Portfolio, a portfolio of Vanguard Variable Insurance Funds
This information for the fiscal year ended December 31, 2021, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.
For corporate shareholders, 4.8% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.
The portfolio distributed $101,939,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.
17

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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 217 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA. Trustee and vice chair of The Shipley School.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the board of directors of Out & Equal (2002–2006), the advisory board of the University of California, Berkeley School of Engineering (2020–present), and the advisory board of Santa Clara University’s Leavey School of Business (2018–present).
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.
Amy Gutmann
Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: adjunct professor of finance at the University of Notre Dame (2020–present). Chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Assistant professor (retired June 2020) of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of superintendence of the Institute for the Works of Religion, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law (2021–present), professor (2020–present), Distinguished Fellow of the Global Financial Markets Center (2020–present), and Rubenstein Fellow (2017–2020) at Duke University. Trustee (2017–present) of Amherst College and member of Amherst College Investment Committee (2019–present). Member of the Regenerative Crisis Response Committee (2020–present).
David A. Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE
1 Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Energy Company (2013–present). Trustee of Common Fund (2019–present).
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.
Executive Officers
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
David Cermak
Born in 1960. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present) of each of the investment companies served by Vanguard. Managing director and head (2017–present) of Vanguard Investments Singapore. Managing director and head (2017–2019) of Vanguard Investments Hong Kong. Representative director and head (2014–2017) of Vanguard Investments Japan.
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
John E. Schadl
Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
John T. Marcante	Lauren Valente
Chris D. Mclsaac

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This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
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All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q690G 022022

Annual Report   |   December 31, 2021
Vanguard Variable Insurance Funds
High Yield Bond Portfolio

Contents
Your Portfolio’s Performance at a Glance	1
Advisor’s Report	2
About Your Portfolio’s Expenses	4
Performance Summary	5
Financial Statements	7
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your portfolio are spelled out in the prospectus.

Your Portfolio’s Performance at a Glance
•	For the 12 months ended December 31, 2021, the High Yield Bond Portfolio returned 3.68%, lagging the 4.35% return of its benchmark, the High-Yield Corporate Composite Index.
•	The global economy continued to heal over the 12 months. Vaccination programs started rolling out in developed countries shortly after the period began—helping some of the hardest-hit sectors, such as hospitality, leisure, and travel, begin to rebound—and more workers returned to the labor force. Bond yields moved higher across much of the developed world, however, as new COVID-19 variants spread, inflation surged, and many central banks adopted less accommodative monetary stances.
•	U.S. Treasuries returned –2.32%, as represented by the Bloomberg U.S. Treasury Index. Mortgage-backed securities and corporate bonds fared slightly better, each returning –1.04%, as represented by the Bloomberg U.S. Corporate Bond Index and the Bloomberg U.S. Mortgage-Backed Securities Index.
•	In the high-yield market, the spread tightened. Lower-quality bonds generally outperformed those of higher quality, led by the lowest-rated CCC bonds. Positioning in the government-related and utilities sectors benefited relative performance, while positioning in the energy and communications sectors detracted.
•	For the 10 years ended December 31, 2021, the portfolio posted an average annual return of 6.05%. Its benchmark index recorded an average annual return of 6.41%.
•	Please note that the portfolio’s returns are different from those in Vanguard Variable Annuity (and other plans that invest in the portfolio), which take into account insurance-related expenses.
Market Barometer
Average Annual Total Returns Periods Ended December 31, 2021
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	26.45%	26.21%	18.43%
Russell 2000 Index (Small-caps)	14.82	20.02	12.02
Russell 3000 Index (Broad U.S. market)	25.66	25.79	17.97
FTSE All-World ex US Index (International)	8.36	13.66	9.89
Bonds
Bloomberg U.S. Aggregate Bond Index (Broad taxable market)	-1.54%	4.79%	3.57%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	1.52	4.73	4.17
FTSE Three-Month U.S. Treasury Bill Index	0.05	0.95	1.11
CPI
Consumer Price Index	7.04%	3.53%	2.92%
1

Advisor’s Report
The investment environment
For the 12 months ended December 31, 2021, the portfolio returned 3.68%, compared with the benchmark return of 4.35%.
High-yield markets benefited early in the year from vaccine rollouts and additional U.S. fiscal stimulus, and later were propelled by recovering economic data and improving credit fundamentals. Concerns about the rapid spread of the Omicron COVID-19 variant contributed to some market volatility and spread-widening late in the year, but those concerns were eased because the Omicron variant appears to cause a less-severe infection than Delta.
Sovereign yields rose across most developed markets as central banks shifted to tighter monetary policies—including tapering asset purchases and signaling rate hikes—but high-yield spreads were able to absorb the bulk of this move.
The 10-year U.S. Treasury yield increased to 1.51% by the end of December 2021 from 0.91% at the end of December 2020. This led to lower bond prices because bond yields and prices generally move in opposite directions. The spread of the high-yield market tightened to 283 basis points over Treasuries as of December 31, 2021, compared with the 360-basis-point spread at the end of 2020. The average price of the high-yield market decreased by $1, to $104, during the period.
There was notable dispersion in performance by credit quality over the year as the high-yield market generally rewarded lower-quality credits. Lowest-rated CCC bonds led, returning 8.59%, according to Bloomberg High Yield Index data, while BB-rated bonds lagged with a 4.61% return. B-rated bonds returned 4.85%.
We continue to see “yellow flags” on inflation and are watching for signs that inflationary pressures could lead to faster-than-expected monetary policy tightening. On the flip side, previous Federal Reserve policy cycles suggest that the high-yield market tends to perform well during the early stages of hikes when rate increases are responding to a strong economy. However, we are closely monitoring the potential slowdown in economic activity driven by tighter monetary policies.
High-yield issuers have generally adopted relatively credit-friendly financial policies since the start of the COVID-19 crisis in early 2020. Leverage ratios have fallen as companies have recovered and focused on balance-sheet improvement. Average leverage for new issues has stayed flat, albeit at the elevated levels of the last few years, while quality—as measured by the high-yield market’s relatively low CCC component (11.5%)—remains high.
We detect somewhat more aggressive financial policy behavior, as evidenced by a modest increase in the use of issuance proceeds for dividends. We also see heightened leveraged buyout (LBO) activity, although the deals to date are mostly well-capitalized, with significant equity cushions. We have some concerns about the potential this year for margin pressure to hurt corporate credit metrics.
Spreads are still in the tightest decile in history. While the market has moved away from its all-time lows, it remains highly compressed with a large degree of negative convexity—meaning there may be limited price appreciation potential from incremental spread-tightening. We favor maintaining a moderately defensive risk positioning given tighter valuations. While the macroeconomic backdrop and corporate fundamentals generally remain positive, we have some concerns at the margin.
Dealers have limited appetite to take on more inventory because they are already stretched. Investor sentiment indicators have fallen to a more neutral level, but equity-raising activity is still high, with equity valuations in some areas of the market verging on bubble territory. While this does not directly affect the broader high-yield market, it could eventually spill over in some form, via stock buybacks or LBOs at elevated valuations. Collateralized loan obligation (CLO) volume has been strong, but not at alarming levels, while CLO defaults—which are a more reliable signal of trouble—remain low.
We expect high-yield credit spreads to move sideways in a year that could see plenty of volatility because of multiple tail risks. However, we believe the ability to opportunistically lean into risk in the event of a significant repricing of credit risk will be key in 2022. While bouts of volatility may persist, we continue to take a long-term, issuer-specific approach to finding opportunities in this market.
The portfolio’s shortfalls
Positioning in the energy and cable/satellite sectors detracted from relative returns. Credit selection in the media/entertainment and food/beverage sectors also hurt relative results.
The portfolio’s successes
Positioning in the government-related and utilities sectors benefited relative performance. Credit selection in the gaming and technology sectors also contributed favorably to relative returns.
The portfolio’s positioning
The portfolio remains consistent in its investment objective and strategy and maintains meaningful exposure to relatively higher-quality names in the high-yield market. We believe these companies have more stable credit profiles and more predictable cash flows than those at the lower end of the quality spectrum.
We prefer higher-quality credits in order to minimize defaults and to provide stable income. We continue to diversify the portfolio’s holdings by issuer and industry. We also continue to deemphasize noncash-paying securities, preferred stocks, and equity-linked securities, such
2

as convertibles, because of their potential for volatility.
Michael L. Hong, CFA,
Senior Managing Director and Fixed Income Portfolio Manager
Wellington Management Company llp
January 12, 2022
3

About Your Portfolio’s Expenses
As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio's gross income, directly reduce the investment return of the portfolio.
A portfolio's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your portfolio's costs in two ways:
•	Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the portfolio's actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio's costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio's actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the portfolio's expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your portfolio's current prospectus.
Six Months Ended December 31, 2021
High Yield Bond Portfolio	Beginning Account Value 6/30/2021	Ending Account Value 12/31/2021	Expenses Paid During Period
Based on Actual Portfolio Return	$1,000.00	$1,015.10	$1.32
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.90	1.33
The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.26%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).
4

High Yield Bond Portfolio
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio's returns would be lower.
Cumulative Performance: December 31, 2011, Through December 31, 2021
Initial Investment of $10,000
		Average Annual Total Returns Periods Ended December 31, 2021
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
High Yield Bond Portfolio	3.68%	5.69%	6.05%	$18,001
High-Yield Corporate Composite Index	4.35	6.14	6.41	18,621
Bloomberg U.S. Corporate High Yield Bond Index	5.28	6.30	6.83	19,358
High-Yield Corporate Composite Index: Weighted 95% Bloomberg U.S. High-Yield Ba/B 2% Issuer Capped Index and 5% Bloomberg U.S. 1-5 Year Treasury Bond Index.
See Financial Highlights for dividend and capital gains information.
5

High Yield Bond Portfolio
Portfolio Allocation
As of December 31, 2021
Communications	19.3%
Consumer Discretionary	16.2
Consumer Staples	4.1
Energy	9.2
Financials	9.6
Health Care	11.8
Industrials	6.7
Materials	8.7
Real Estate	1.2
Technology	11.4
Utilities	1.8
The table reflects the portfolio’s investments, except for short-term investments and derivatives.
6

High Yield Bond Portfolio
Financial Statements
Schedule of Investments
As of December 31, 2021
The portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The portfolio’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Corporate Bonds (94.4%)
Communications (18.3%)
[1,2]	Altice France SA	2.125%	2/15/25	585	647
[1]	Altice France SA	5.500%	1/15/28	1,700	1,685
[1]	Altice France SA	5.125%	7/15/29	815	795
[1]	Arches Buyer Inc.	4.250%	6/1/28	1,770	1,770
	Belo Corp.	7.750%	6/1/27	920	1,078
	Belo Corp.	7.250%	9/15/27	667	767
[1]	CCO Holdings LLC / CCO Holdings Capital Corp.	5.500%	5/1/26	868	895
[1]	CCO Holdings LLC / CCO Holdings Capital Corp.	4.500%	8/15/30	2,530	2,596
[1]	CCO Holdings LLC / CCO Holdings Capital Corp.	4.250%	2/1/31	2,055	2,077
	CCO Holdings LLC / CCO Holdings Capital Corp.	4.500%	5/1/32	3,161	3,258
	Charter Communications Operating LLC / Charter Communications Operating Capital	5.375%	5/1/47	500	597
	Charter Communications Operating LLC / Charter Communications Operating Capital	5.125%	7/1/49	600	695
[1]	CSC Holdings LLC	5.500%	4/15/27	2,610	2,699
[1]	CSC Holdings LLC	6.500%	2/1/29	1,025	1,100
[1]	CSC Holdings LLC	4.125%	12/1/30	4,305	4,207
[1]	CSC Holdings LLC	4.625%	12/1/30	400	378
[1]	CSC Holdings LLC	3.375%	2/15/31	1,935	1,812
[1]	CSC Holdings LLC	4.500%	11/15/31	3,900	3,855
[1]	CSC Holdings LLC	5.000%	11/15/31	840	811
	DISH DBS Corp.	5.875%	7/15/22	2,176	2,213
	DISH DBS Corp.	5.000%	3/15/23	1,384	1,418
	DISH DBS Corp.	5.875%	11/15/24	2,405	2,470
	DISH DBS Corp.	7.750%	7/1/26	3,000	3,169
	DISH DBS Corp.	7.375%	7/1/28	4,005	4,066
	Embarq Corp.	7.995%	6/1/36	865	969
[1]	Frontier Communications Holdings LLC	5.875%	10/15/27	810	857
[1]	Frontier Communications Holdings LLC	5.000%	5/1/28	4,105	4,235
[1]	Frontier Communications Holdings LLC	6.750%	5/1/29	1,975	2,060
	Frontier Communications Holdings LLC	5.875%	11/1/29	2,780	2,776
[1]	Frontier Communications Holdings LLC	6.000%	1/15/30	1,290	1,295
[1]	Go Daddy Operating Co. LLC / GD Finance Co. Inc.	3.500%	3/1/29	3,375	3,351
[1]	Iliad Holding SAS	6.500%	10/15/26	755	794
[1]	Iliad Holding SAS	7.000%	10/15/28	490	516
	Lamar Media Corp.	3.750%	2/15/28	1,770	1,779
	Lamar Media Corp.	4.000%	2/15/30	1,920	1,942
	Lamar Media Corp.	3.625%	1/15/31	1,311	1,278
[1,2]	Lorca Telecom Bondco SA	4.000%	9/18/27	1,585	1,832
	Lumen Technologies Inc.	6.750%	12/1/23	755	815
	Lumen Technologies Inc.	7.500%	4/1/24	557	610
[1]	Netflix Inc.	3.625%	6/15/25	335	354
[1]	Outfront Media Capital LLC / Outfront Media Capital Corp.	5.000%	8/15/27	439	449
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1]	Outfront Media Capital LLC / Outfront Media Capital Corp.	4.625%	3/15/30	2,132	2,133
	Quebecor Media Inc.	5.750%	1/15/23	2,810	2,925
[1]	ROBLOX Corp.	3.875%	5/1/30	3,155	3,200
[1]	Scripps Escrow II Inc.	3.875%	1/15/29	1,835	1,844
[1]	Sirius XM Radio Inc.	3.125%	9/1/26	355	355
[1]	Sirius XM Radio Inc.	4.000%	7/15/28	1,090	1,097
[1]	Sirius XM Radio Inc.	4.125%	7/1/30	1,590	1,594
[1]	Sirius XM Radio Inc.	3.875%	9/1/31	1,375	1,351
	Sprint Capital Corp.	6.875%	11/15/28	915	1,158
	Sprint Capital Corp.	8.750%	3/15/32	455	683
	Sprint Corp.	7.875%	9/15/23	6,974	7,695
	Sprint Corp.	7.125%	6/15/24	2,101	2,360
	Sprint Corp.	7.625%	2/15/25	1,595	1,837
	Telecom Italia Capital SA	6.375%	11/15/33	381	410
	Telecom Italia Capital SA	6.000%	9/30/34	1,085	1,147
	Telecom Italia Capital SA	7.721%	6/4/38	1,280	1,504
[1]	Telecom Italia SpA	5.303%	5/30/24	445	468
[1]	Telenet Finance Luxembourg Notes Sarl	5.500%	3/1/28	3,400	3,513
	Time Warner Cable LLC	5.875%	11/15/40	60	75
	Time Warner Cable LLC	5.500%	9/1/41	578	700
	T-Mobile USA Inc.	5.375%	4/15/27	2,380	2,478
[1]	T-Mobile USA Inc.	3.375%	4/15/29	1,310	1,337
[1]	T-Mobile USA Inc.	3.500%	4/15/31	1,605	1,664
[1]	UPC Broadband Finco BV	4.875%	7/15/31	2,410	2,470
[1]	UPC Holding BV	5.500%	1/15/28	2,050	2,136
	ViacomCBS Inc.	5.875%	2/28/57	2,560	2,554
	ViacomCBS Inc.	6.250%	2/28/57	944	1,064
[1]	Videotron Ltd.	5.375%	6/15/24	260	279
[1]	Videotron Ltd.	5.125%	4/15/27	1,750	1,810
[1,3]	Videotron Ltd.	3.625%	6/15/28	2,565	1,981
[1]	Videotron Ltd.	3.625%	6/15/29	1,220	1,233
[1]	Virgin Media Secured Finance plc	4.500%	8/15/30	1,190	1,198
[1,4]	Virgin Media Vendor Financing Notes III DAC	4.875%	7/15/28	1,090	1,474
[1]	Virgin Media Vendor Financing Notes IV DAC	5.000%	7/15/28	1,075	1,084
[1]	Vmed O2 UK Financing I plc	4.250%	1/31/31	3,140	3,077
[1]	VTR Comunicaciones SpA	5.125%	1/15/28	497	506
[1]	VTR Finance NV	6.375%	7/15/28	255	267
[1,2]	WMG Acquisition Corp.	2.750%	7/15/28	520	607
[1]	WMG Acquisition Corp.	3.875%	7/15/30	1,515	1,536
[1]	WMG Acquisition Corp.	3.000%	2/15/31	2,085	2,002
[1,2]	WP/AP Telecom Holdings IV BV	3.750%	1/15/29	1,020	1,174
[1]	Ziggo BV	5.500%	1/15/27	1,545	1,591
[1]	Ziggo BV	4.875%	1/15/30	1,529	1,567
					142,108
Consumer Discretionary (15.3%)
[1]	1011778 BC ULC / New Red Finance Inc.	3.875%	1/15/28	1,185	1,200
[1]	1011778 BC ULC / New Red Finance Inc.	4.375%	1/15/28	1,500	1,532
[1]	1011778 BC ULC / New Red Finance Inc.	3.500%	2/15/29	500	495
[1]	1011778 BC ULC / New Red Finance Inc.	4.000%	10/15/30	2,465	2,435
[1]	Adient Global Holdings Ltd.	4.875%	8/15/26	1,090	1,116
[1]	American Builders & Contractors Supply Co. Inc.	4.000%	1/15/28	2,226	2,277
7

High Yield Bond Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1]	American Builders & Contractors Supply Co. Inc.	3.875%	11/15/29	1,165	1,164
	Asbury Automotive Group Inc.	4.500%	3/1/28	745	761
[1]	Asbury Automotive Group Inc.	4.625%	11/15/29	645	658
	Asbury Automotive Group Inc.	4.750%	3/1/30	489	500
[1]	Asbury Automotive Group Inc.	5.000%	2/15/32	645	666
[1]	Ashton Woods USA LLC / Ashton Woods Finance Co.	4.625%	4/1/30	130	129
	Bath & Body Works Inc.	6.694%	1/15/27	300	345
[1]	Bath & Body Works Inc.	6.625%	10/1/30	2,130	2,418
[1]	Beacon Roofing Supply Inc.	4.125%	5/15/29	490	490
[5,6]	Beacon Roofing Supply Inc. Bank Loan, 1M USD LIBOR + 2.250%	2.340%	1/31/22	801	796
	Boyd Gaming Corp.	4.750%	12/1/27	3,725	3,829
[1]	Builders Firstsource Inc.	4.250%	2/1/32	860	895
[1]	Caesars Entertainment Inc.	6.250%	7/1/25	1,810	1,901
[1]	Caesars Entertainment Inc.	8.125%	7/1/27	1,695	1,876
[1]	Caesars Entertainment Inc.	4.625%	10/15/29	1,200	1,207
[1]	Caesars Resort Collection LLC / CRC Finco Inc.	5.750%	7/1/25	610	638
[1]	Carnival Corp.	5.750%	3/1/27	381	381
[1]	Carnival Corp.	4.000%	8/1/28	2,725	2,705
[1]	Carnival Corp.	6.000%	5/1/29	1,730	1,721
	Cedar Fair LP	5.250%	7/15/29	1,645	1,696
	Cedar Fair LP / Canada's Wonderland Co. / Magnum Management Corp. / Millennium Op	5.375%	4/15/27	775	795
[5,6,7]	Chamberlain Group Inc. Bank Loan, 1M USD LIBOR + 3.500%	4.000%	1/31/22	985	984
[1]	Cinemark USA Inc.	5.875%	3/15/26	555	561
[1]	Cinemark USA Inc.	5.250%	7/15/28	1,720	1,677
[1,2]	Cirsa Finance International Sarl	6.250%	12/20/23	1,240	1,428
[1,2]	Cirsa Finance International Sarl	4.500%	3/15/27	720	801
[1]	Clarios Global LP / Clarios US Finance Co.	6.250%	5/15/26	322	337
[1]	Clarios Global LP / Clarios US Finance Co.	8.500%	5/15/27	804	852
[5,6]	Clarios Global LP Bank Loan, 1M USD LIBOR + 3.250%	3.337%	1/31/22	917	910
	Ford Motor Co.	3.250%	2/12/32	2,220	2,273
	Ford Motor Credit Co. LLC	5.596%	1/7/22	220	220
	Ford Motor Credit Co. LLC	3.219%	1/9/22	410	410
	Ford Motor Credit Co. LLC	3.339%	3/28/22	200	201
	Ford Motor Credit Co. LLC	2.979%	8/3/22	250	252
	Ford Motor Credit Co. LLC	4.250%	9/20/22	420	428
	Ford Motor Credit Co. LLC	3.350%	11/1/22	1,175	1,191
	Ford Motor Credit Co. LLC	3.087%	1/9/23	900	914
	Ford Motor Credit Co. LLC	3.370%	11/17/23	395	408
	Ford Motor Credit Co. LLC	4.134%	8/4/25	380	403
	Ford Motor Credit Co. LLC	3.375%	11/13/25	470	488
	Ford Motor Credit Co. LLC	4.389%	1/8/26	200	215
	Ford Motor Credit Co. LLC	2.700%	8/10/26	2,290	2,313
[6]	Ford Motor Credit Co. LLC, 3M USD LIBOR + 1.080%	1.221%	8/3/22	575	575
[6]	Ford Motor Credit Co. LLC, 3M USD LIBOR + 1.235%	1.391%	2/15/23	255	254
[1]	Gap Inc.	3.625%	10/1/29	1,120	1,108
[1]	Gap Inc.	3.875%	10/1/31	1,740	1,719
[5,6]	Great Outdoors Group LLC Bank Loan, 3M USD LIBOR + 3.750%	4.500%	3/31/22	2,143	2,144
[1]	Group 1 Automotive Inc.	4.000%	8/15/28	125	125
[1]	Hanesbrands Inc.	4.625%	5/15/24	730	762
[1]	Hanesbrands Inc.	4.875%	5/15/26	2,974	3,186
[5,6]	IRB Holding Corp. Bank Loan, 3M USD LIBOR + 3.250%	4.250%	3/15/22	2,772	2,769
[1]	Jacobs Entertainment Inc.	7.875%	2/1/24	600	613
[1]	JELD-WEN Inc.	4.625%	12/15/25	345	349
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1]	JELD-WEN Inc.	4.875%	12/15/27	515	528
[1]	KAR Auction Services Inc.	5.125%	6/1/25	2,069	2,095
	KB Home	7.500%	9/15/22	215	225
	KB Home	7.625%	5/15/23	1,300	1,370
	KB Home	4.800%	11/15/29	405	442
	KB Home	4.000%	6/15/31	1,125	1,168
[1]	KFC Holding Co. / Pizza Hut Holdings LLC / Taco Bell of America LLC	4.750%	6/1/27	1,010	1,051
	Lennar Corp.	4.500%	4/30/24	1,965	2,089
	Lennar Corp.	5.250%	6/1/26	130	146
[1]	Lithia Motors Inc.	4.625%	12/15/27	1,945	2,045
	Macy's Retail Holdings LLC	2.875%	2/15/23	106	107
	Macy's Retail Holdings LLC	3.625%	6/1/24	966	992
[1]	Masonite International Corp.	3.500%	2/15/30	325	322
[1]	Mattel Inc.	3.375%	4/1/26	635	651
[1]	Mattel Inc.	5.875%	12/15/27	1,910	2,053
	MGM Resorts International	6.000%	3/15/23	680	714
	MGM Resorts International	5.750%	6/15/25	985	1,063
[1]	Michaels Cos. Inc.	5.250%	5/1/28	1,075	1,074
[1]	Michaels Cos. Inc.	7.875%	5/1/29	2,233	2,201
[1]	NMG Holding Co. Inc. / Neiman Marcus Group LLC	7.125%	4/1/26	460	488
[1]	Penn National Gaming Inc.	4.125%	7/1/29	1,500	1,460
[1]	Petsmart Inc.	4.750%	2/15/28	1,600	1,645
[1]	Petsmart Inc.	7.750%	2/15/29	250	273
	PulteGroup Inc.	5.500%	3/1/26	818	931
	PVH Corp.	4.625%	7/10/25	1,135	1,238
[1]	Royal Caribbean Cruises Ltd.	4.250%	7/1/26	295	286
[1]	Royal Caribbean Cruises Ltd.	5.500%	8/31/26	1,950	1,983
[1]	Scientific Games International Inc.	7.000%	5/15/28	1,975	2,114
	Service Corp. International	4.625%	12/15/27	505	528
	Service Corp. International	5.125%	6/1/29	2,105	2,267
	Service Corp. International	3.375%	8/15/30	650	638
	Service Corp. International	4.000%	5/15/31	1,560	1,592
[1]	Speedway Motorsports LLC / Speedway Funding II Inc.	4.875%	11/1/27	817	830
[5,6]	SRAM LLC Bank Loan, 6M USD LIBOR + 2.750%	3.250%	6/30/22	633	632
[1]	Taylor Morrison Communities Inc.	5.875%	6/15/27	750	841
[1]	Taylor Morrison Communities Inc.	5.125%	8/1/30	1,075	1,189
	Toll Brothers Finance Corp.	4.875%	11/15/25	295	325
	Toll Brothers Finance Corp.	4.875%	3/15/27	710	794
	Toll Brothers Finance Corp.	3.800%	11/1/29	1,161	1,253
	Under Armour Inc.	3.250%	6/15/26	2,310	2,385
[1]	William Carter Co.	5.500%	5/15/25	280	292
[1]	William Carter Co.	5.625%	3/15/27	404	418
[1]	Williams Scotsman International Inc.	4.625%	8/15/28	60	62
[1]	WW International Inc.	4.500%	4/15/29	1,945	1,861
[5,6]	WW International Inc. Bank Loan, 1M USD LIBOR + 3.500%	4.000%	1/31/22	307	304
[1]	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp.	5.500%	3/1/25	1,615	1,670
[1]	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp.	5.250%	5/15/27	660	674
[1]	Wynn Macau Ltd.	5.500%	1/15/26	250	235
[1]	Wynn Macau Ltd.	5.125%	12/15/29	415	370
[1]	Yum! Brands Inc.	7.750%	4/1/25	1,150	1,212
[1]	Yum! Brands Inc.	4.750%	1/15/30	910	985
	Yum! Brands Inc.	3.625%	3/15/31	1,550	1,545
					119,152
Consumer Staples (3.9%)
	B&G Foods Inc.	5.250%	9/15/27	3,260	3,372
[1,4]	Bellis Acquisition Co. plc	3.250%	2/16/26	508	661
[1,2]	Darling Global Finance BV	3.625%	5/15/26	395	456
[1]	Darling Ingredients Inc.	5.250%	4/15/27	795	820
[1]	Energizer Holdings Inc.	4.750%	6/15/28	3,420	3,489
[1]	Energizer Holdings Inc.	4.375%	3/31/29	580	567

8

High Yield Bond Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[5,6]	Froneri International Ltd. Bank Loan, 1M USD LIBOR + 2.250%	2.337%	1/31/22	892	878
	Kraft Heinz Foods Co.	5.200%	7/15/45	3,010	3,837
[1]	Performance Food Group Inc.	6.875%	5/1/25	200	210
[1]	Performance Food Group Inc.	5.500%	10/15/27	2,685	2,804
[1]	Performance Food Group Inc.	4.250%	8/1/29	1,490	1,478
[1]	Post Holdings Inc.	5.750%	3/1/27	890	921
[1]	Post Holdings Inc.	5.625%	1/15/28	2,170	2,300
[1]	Post Holdings Inc.	5.500%	12/15/29	385	405
[1]	Post Holdings Inc.	4.625%	4/15/30	3,364	3,414
[1]	Post Holdings Inc.	4.500%	9/15/31	2,485	2,466
	TreeHouse Foods Inc.	4.000%	9/1/28	1,021	980
[1]	United Natural Foods Inc.	6.750%	10/15/28	695	745
[1]	US Foods Inc.	4.625%	6/1/30	480	486
					30,289
Energy (8.7%)
	Apache Corp.	4.875%	11/15/27	1,560	1,703
	Apache Corp.	4.375%	10/15/28	105	114
	Apache Corp.	4.250%	1/15/30	365	396
	Apache Corp.	5.100%	9/1/40	1,065	1,204
	Apache Corp.	5.250%	2/1/42	471	545
	Apache Corp.	4.250%	1/15/44	22	22
	Apache Corp.	5.350%	7/1/49	1,372	1,572
[1]	Blue Racer Midstream LLC / Blue Racer Finance Corp.	7.625%	12/15/25	435	462
[1]	Blue Racer Midstream LLC / Blue Racer Finance Corp.	6.625%	7/15/26	775	803
[1]	Buckeye Partners LP	4.125%	3/1/25	1,285	1,329
[1]	Buckeye Partners LP	4.500%	3/1/28	1,954	1,976
	Cheniere Energy Partners LP	4.500%	10/1/29	1,076	1,146
	Continental Resources Inc.	4.375%	1/15/28	1,553	1,681
[1]	Continental Resources Inc.	5.750%	1/15/31	960	1,132
	Continental Resources Inc.	4.900%	6/1/44	2,355	2,624
	DCP Midstream Operating LP	4.950%	4/1/22	1,436	1,436
	DCP Midstream Operating LP	3.875%	3/15/23	801	821
[1]	DT Midstream Inc.	4.125%	6/15/29	1,068	1,098
[1]	DT Midstream Inc.	4.375%	6/15/31	900	938
	EnLink Midstream Partners LP	5.050%	4/1/45	906	874
	EQM Midstream Partners LP	4.000%	8/1/24	420	437
[1]	EQM Midstream Partners LP	6.000%	7/1/25	1,580	1,718
[1]	EQM Midstream Partners LP	6.500%	7/1/27	1,710	1,918
	EQM Midstream Partners LP	5.500%	7/15/28	466	509
[1]	EQM Midstream Partners LP	4.500%	1/15/29	990	1,030
[1]	EQM Midstream Partners LP	4.750%	1/15/31	1,680	1,776
	EQT Corp.	3.000%	10/1/22	385	389
	EQT Corp.	6.625%	2/1/25	145	164
	EQT Corp.	7.500%	2/1/30	699	897
[1]	EQT Corp.	3.625%	5/15/31	857	894
[5,6]	NorthRiver Midstream Finance LP Bank Loan, 3M USD LIBOR + 3.250%	3.382%	1/4/22	723	721
	Occidental Petroleum Corp.	3.400%	4/15/26	365	374
	Occidental Petroleum Corp.	3.200%	8/15/26	100	103
	Occidental Petroleum Corp.	6.375%	9/1/28	240	285
	Occidental Petroleum Corp.	3.500%	8/15/29	1,308	1,343
	Occidental Petroleum Corp.	6.125%	1/1/31	676	821
	Occidental Petroleum Corp.	4.400%	4/15/46	225	232
	Occidental Petroleum Corp.	4.100%	2/15/47	290	285
	Occidental Petroleum Corp.	4.200%	3/15/48	125	125
	Occidental Petroleum Corp.	4.400%	8/15/49	110	112
	Ovintiv Inc.	7.200%	11/1/31	140	182
	Ovintiv Inc.	7.375%	11/1/31	1,344	1,770
	Ovintiv Inc.	6.500%	8/15/34	797	1,025
	Ovintiv Inc.	6.500%	2/1/38	715	923
	Range Resources Corp.	8.250%	1/15/29	675	753
[1]	Rockies Express Pipeline LLC	4.950%	7/15/29	207	222
[1]	Rockies Express Pipeline LLC	4.800%	5/15/30	166	173
[1]	Rockies Express Pipeline LLC	7.500%	7/15/38	842	951
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Southwestern Energy Co.	5.375%	2/1/29	747	791
	Southwestern Energy Co.	5.375%	3/15/30	1,813	1,945
	Southwestern Energy Co.	4.750%	2/1/32	355	374
	Sunoco LP / Sunoco Finance Corp.	6.000%	4/15/27	2,265	2,360
	Sunoco LP / Sunoco Finance Corp.	5.875%	3/15/28	725	767
	Sunoco LP / Sunoco Finance Corp.	4.500%	5/15/29	805	818
[1]	Sunoco LP / Sunoco Finance Corp.	4.500%	4/30/30	990	1,015
	Targa Resources Partners LP / Targa Resources Partners Finance Corp.	5.375%	2/1/27	160	165
	Targa Resources Partners LP / Targa Resources Partners Finance Corp.	6.875%	1/15/29	1,200	1,343
	Targa Resources Partners LP / Targa Resources Partners Finance Corp.	4.875%	2/1/31	1,640	1,782
[1,8]	Transocean Guardian Ltd.	5.875%	1/15/24	789	756
[1,8]	Transocean Phoenix 2 Ltd.	7.750%	10/15/24	510	511
[1,8]	Transocean Pontus Ltd.	6.125%	8/1/25	573	561
[1,8]	Transocean Proteus Ltd.	6.250%	12/1/24	597	592
[1]	Venture Global Calcasieu Pass LLC	3.875%	8/15/29	1,295	1,348
[1]	Venture Global Calcasieu Pass LLC	4.125%	8/15/31	1,635	1,745
[1]	Venture Global Calcasieu Pass LLC	3.875%	11/1/33	1,905	2,001
	Western Midstream Operating LP	4.350%	2/1/25	105	109
	Western Midstream Operating LP	3.950%	6/1/25	430	450
	Western Midstream Operating LP	4.650%	7/1/26	1,150	1,252
	Western Midstream Operating LP	4.500%	3/1/28	100	109
	Western Midstream Operating LP	4.750%	8/15/28	215	238
	Western Midstream Operating LP	5.450%	4/1/44	595	711
	Western Midstream Operating LP	5.300%	3/1/48	1,492	1,798
	Western Midstream Operating LP	6.500%	2/1/50	1,804	2,132
					67,681
Financials (9.1%)
[1]	Acrisure LLC / Acrisure Finance Inc.	4.250%	2/15/29	3,375	3,288
[1]	AerCap Global Aviation Trust	6.500%	6/15/45	3,950	4,270
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	4.500%	9/15/23	1,045	1,097
	Aircastle Ltd.	5.000%	4/1/23	465	486
	Aircastle Ltd.	4.125%	5/1/24	2,110	2,207
[1]	AmWINS Group Inc.	4.875%	6/30/29	240	243
[5,6]	Asurion LLC Bank Loan, 1M USD LIBOR + 3.000%	3.087%	1/31/22	3,001	2,985
[5,6,7]	Asurion LLC Bank Loan, 1M USD LIBOR + 3.250%	3.337%	1/31/22	1,525	1,513
[1]	Avolon Holdings Funding Ltd.	5.250%	5/15/24	1,630	1,749
	BNP Paribas SA	6.750%	12/29/49	2,205	2,229
[1]	Compass Group Diversified Holdings LLC	5.250%	4/15/29	470	494
	Credit Suisse Group AG	6.250%	12/29/49	4,455	4,754
[1]	Enact Holdings Inc.	6.500%	8/15/25	2,190	2,398
[1]	FirstCash Inc.	4.625%	9/1/28	500	500
[1]	FirstCash Inc.	5.625%	1/1/30	385	393
[1]	Fly Leasing Ltd.	7.000%	10/15/24	800	790
[1]	Freedom Mortgage Corp.	8.125%	11/15/24	296	300
[1]	Freedom Mortgage Corp.	8.250%	4/15/25	1,250	1,281

9

High Yield Bond Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1]	Freedom Mortgage Corp.	7.625%	5/1/26	88	90
[1]	goeasy Ltd.	4.375%	5/1/26	1,371	1,401
[1]	Home Point Capital Inc.	5.000%	2/1/26	742	688
[1]	HUB International Ltd.	5.625%	12/1/29	860	886
[5,6,7,9]	HUB International Ltd. Bank Loan	—%	11/30/24	355	355
	ING Groep NV	6.875%	12/29/49	2,805	2,857
[1]	Intesa Sanpaolo SpA	5.017%	6/26/24	900	964
[1]	Intesa Sanpaolo SpA	5.710%	1/15/26	3,185	3,524
[1]	LD Holdings Group LLC	6.500%	11/1/25	430	424
[1]	LD Holdings Group LLC	6.125%	4/1/28	225	212
	MGIC Investment Corp.	5.750%	8/15/23	685	721
	MGIC Investment Corp.	5.250%	8/15/28	885	934
[1]	Nationstar Mortgage Holdings Inc.	5.125%	12/15/30	3,518	3,503
	Navient Corp.	5.500%	1/25/23	1,000	1,042
	Navient Corp.	7.250%	9/25/23	186	200
	Navient Corp.	6.750%	6/15/26	40	44
	Navient Corp.	4.875%	3/15/28	398	397
	Navient Corp.	5.500%	3/15/29	2,185	2,187
	Navient Corp.	5.625%	8/1/33	281	268
	OneMain Finance Corp.	8.250%	10/1/23	380	420
	OneMain Finance Corp.	6.125%	3/15/24	755	800
	OneMain Finance Corp.	7.125%	3/15/26	2,536	2,901
	OneMain Finance Corp.	3.500%	1/15/27	545	540
	OneMain Finance Corp.	3.875%	9/15/28	1,350	1,326
	OneMain Finance Corp.	4.000%	9/15/30	1,500	1,475
[1]	Park Aerospace Holdings Ltd.	5.500%	2/15/24	600	644
[1]	PennyMac Financial Services Inc.	5.375%	10/15/25	1,745	1,791
[1]	PennyMac Financial Services Inc.	4.250%	2/15/29	2,700	2,593
	Radian Group Inc.	4.500%	10/1/24	2,485	2,605
	Radian Group Inc.	6.625%	3/15/25	300	332
	Radian Group Inc.	4.875%	3/15/27	300	322
[5,6,7,9]	Trans Union LLC Bank Loan	—%	12/1/28	2,450	2,442
[1]	United Wholesale Mortgage LLC	5.750%	6/15/27	650	652
					70,517
Health Care (11.1%)
[1]	180 Medical Inc.	3.875%	10/15/29	200	203
[1]	Acadia Healthcare Co. Inc.	5.500%	7/1/28	480	504
[1]	Acadia Healthcare Co. Inc.	5.000%	4/15/29	350	362
[1,2]	Avantor Funding Inc.	2.625%	11/1/25	2,316	2,693
[1]	Avantor Funding Inc.	4.625%	7/15/28	3,035	3,189
[1]	Bausch Health Americas Inc.	9.250%	4/1/26	520	552
[1]	Bausch Health Americas Inc.	8.500%	1/31/27	1,150	1,216
[1]	Bausch Health Cos. Inc.	6.125%	4/15/25	2,159	2,204
[1]	Bausch Health Cos. Inc.	5.500%	11/1/25	2,140	2,173
[1]	Bausch Health Cos. Inc.	9.000%	12/15/25	815	859
[1]	Bausch Health Cos. Inc.	7.000%	1/15/28	540	543
[1]	Bausch Health Cos. Inc.	5.000%	1/30/28	1,295	1,205
[1]	Bausch Health Cos. Inc.	4.875%	6/1/28	925	949
[1]	Bausch Health Cos. Inc.	7.250%	5/30/29	60	59
[1]	Bausch Health Cos. Inc.	5.250%	1/30/30	2,120	1,874
[1,2]	CAB SELAS	3.375%	2/1/28	1,246	1,415
[2]	CAB SELAS	3.375%	2/1/28	650	738
[1]	Catalent Pharma Solutions Inc.	5.000%	7/15/27	630	654
[1,2]	Catalent Pharma Solutions Inc.	2.375%	3/1/28	1,310	1,488
[2]	Catalent Pharma Solutions Inc.	2.375%	3/1/28	750	852
[1]	Catalent Pharma Solutions Inc.	3.125%	2/15/29	185	183
[1]	Catalent Pharma Solutions Inc.	3.500%	4/1/30	430	429
	Centene Corp.	4.250%	12/15/27	2,080	2,176
	Centene Corp.	4.625%	12/15/29	735	793
	Centene Corp.	3.375%	2/15/30	810	827
	Centene Corp.	3.000%	10/15/30	590	600
	Centene Corp.	2.625%	8/1/31	775	762
[1]	Charles River Laboratories International Inc.	4.250%	5/1/28	1,550	1,615
[1]	Charles River Laboratories International Inc.	3.750%	3/15/29	640	650
[1]	Charles River Laboratories International Inc.	4.000%	3/15/31	570	584
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1]	CHS/Community Health Systems Inc.	6.625%	2/15/25	975	1,009
[1]	CHS/Community Health Systems Inc.	5.625%	3/15/27	1,315	1,391
[1]	CHS/Community Health Systems Inc.	6.000%	1/15/29	770	825
[1]	CHS/Community Health Systems Inc.	4.750%	2/15/31	835	845
[1]	Grifols Escrow Issuer SA	4.750%	10/15/28	290	293
[1,2]	Grifols SA	1.625%	2/15/25	810	916
[1,2]	Grifols SA	2.250%	11/15/27	1,325	1,505
	HCA Inc.	7.690%	6/15/25	130	153
	HCA Inc.	5.875%	2/15/26	2,895	3,272
	HCA Inc.	5.625%	9/1/28	390	456
	HCA Inc.	5.875%	2/1/29	450	537
	HCA Inc.	3.500%	9/1/30	5,575	5,888
[1]	Hill-Rom Holdings Inc.	4.375%	9/15/27	310	325
[1]	Hologic Inc.	3.250%	2/15/29	1,665	1,672
[5,6]	ICON Luxembourg Sarl Bank Loan, 3M USD LIBOR + 2.250%	3.000%	3/31/22	552	552
[5,6]	ICON Luxembourg Sarl Bank Loan, 3M USD LIBOR + 2.250%	3.000%	3/31/22	137	137
[1]	IQVIA Inc.	5.000%	5/15/27	4,093	4,238
[1,2]	IQVIA Inc.	2.250%	1/15/28	1,200	1,373
[1,2]	IQVIA Inc.	2.875%	6/15/28	1,405	1,638
[1]	Jazz Securities DAC	4.375%	1/15/29	1,285	1,330
[5,6]	Medline Industries Inc. Bank Loan, 1M USD LIBOR + 3.250%	3.750%	1/31/22	3,510	3,506
[1]	Mozart Debt Merger Sub Inc.	3.875%	4/1/29	5,695	5,675
[1]	Mozart Debt Merger Sub Inc.	5.250%	10/1/29	3,054	3,102
[1]	Organon & Co. / Organon Foreign Debt Co.-Issuer BV	4.125%	4/30/28	2,675	2,743
[1]	Organon & Co. / Organon Foreign Debt Co.-Issuer BV	5.125%	4/30/31	1,045	1,092
[1]	Par Pharmaceutical Inc.	7.500%	4/1/27	767	784
[1]	Teleflex Inc.	4.250%	6/1/28	1,991	2,048
	Tenet Healthcare Corp.	4.625%	7/15/24	115	117
[1]	Tenet Healthcare Corp.	4.625%	9/1/24	315	323
[1]	Tenet Healthcare Corp.	7.500%	4/1/25	305	320
[1]	Tenet Healthcare Corp.	4.875%	1/1/26	270	277
[1]	Tenet Healthcare Corp.	4.625%	6/15/28	870	895
	Teva Pharmaceutical Finance Netherlands III BV	3.150%	10/1/26	2,890	2,734
	Teva Pharmaceutical Finance Netherlands III BV	6.750%	3/1/28	2,000	2,144
					86,466
Industrials (6.3%)
[1]	APX Group Inc.	5.750%	7/15/29	580	574
[5,6]	APX Group Inc. Bank Loan, 3M USD LIBOR + 2.500%	4.000%	3/31/22	975	972
[1]	Aramark Services Inc.	5.000%	4/1/25	1,935	1,973
[1]	Aramark Services Inc.	5.000%	2/1/28	980	1,014
[1]	Ashtead Capital Inc.	4.375%	8/15/27	1,545	1,603
[1]	Brand Industrial Services Inc.	8.500%	7/15/25	3,262	3,257
[5,6]	Brown Group Holding LLC Bank Loan, 3M USD LIBOR + 2.500%	3.250%	3/31/22	2,991	2,984
[1]	BWX Technologies Inc.	4.125%	6/30/28	1,058	1,073
[1]	BWX Technologies Inc.	4.125%	4/15/29	1,440	1,463
[1]	Clean Harbors Inc.	4.875%	7/15/27	1,414	1,461
[1]	Clean Harbors Inc.	5.125%	7/15/29	768	815
[5,6]	Core & Main LP Bank Loan, 1M USD LIBOR + 2.500%	2.588%	1/27/22	260	258
[1]	First Student Bidco Inc. / First Transit Parent Inc.	4.000%	7/31/29	2,092	2,030
[1]	Hawaiian Brand Intellectual Property Ltd. / HawaiianMiles Loyalty Ltd.	5.750%	1/20/26	500	524

10

High Yield Bond Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1]	Herc Holdings Inc.	5.500%	7/15/27	5,966	6,211
[1,2]	Loxam SAS	4.250%	4/15/24	190	218
[2]	Loxam SAS	2.875%	4/15/26	655	739
[2]	Loxam SAS	3.750%	7/15/26	750	866
[1]	Mueller Water Products Inc.	4.000%	6/15/29	175	177
[1,2]	Q-Park Holding I BV	1.500%	3/1/25	805	883
[1,2]	Q-Park Holding I BV	2.000%	3/1/27	1,025	1,100
[1]	Sensata Technologies BV	4.875%	10/15/23	300	316
[1]	Sensata Technologies BV	5.625%	11/1/24	575	632
[1]	Sensata Technologies BV	5.000%	10/1/25	1,625	1,764
[1]	Sensata Technologies Inc.	4.375%	2/15/30	400	423
[1]	Sensata Technologies Inc.	3.750%	2/15/31	1,642	1,639
[1]	Spirit AeroSystems Inc.	5.500%	1/15/25	750	779
[1]	Stericycle Inc.	3.875%	1/15/29	255	252
[1,2]	TK Elevator Midco GmbH	4.375%	7/15/27	275	323
[1]	TK Elevator US Newco Inc.	5.250%	7/15/27	1,360	1,428
[1]	United Airlines Inc.	4.375%	4/15/26	260	271
[1]	United Airlines Inc.	4.625%	4/15/29	295	306
	United Rentals North America Inc.	5.500%	5/15/27	2,125	2,209
	United Rentals North America Inc.	4.875%	1/15/28	1,794	1,885
	United Rentals North America Inc.	5.250%	1/15/30	740	801
	United Rentals North America Inc.	4.000%	7/15/30	2,665	2,752
	United Rentals North America Inc.	3.875%	2/15/31	1,206	1,225
	United Rentals North America Inc.	3.750%	1/15/32	875	882
[1,2]	Verisure Holding AB	3.250%	2/15/27	688	781
[1,2]	Verisure Midholding AB	5.250%	2/15/29	221	255
					49,118
Materials (8.2%)
[1]	ARD Finance SA	6.500%	6/30/27	955	983
[1]	Ardagh Metal Packaging Finance USA LLC / Ardagh Metal Packaging Finance plc	3.250%	9/1/28	1,190	1,177
[1]	Ardagh Packaging Finance plc / Ardagh Holdings USA Inc.	4.125%	8/15/26	1,490	1,523
[1,4]	Ardagh Packaging Finance plc / Ardagh Holdings USA Inc.	4.750%	7/15/27	160	216
[1]	Ardagh Packaging Finance plc / Ardagh Holdings USA Inc.	5.250%	8/15/27	700	705
[1]	Ardagh Packaging Finance plc / Ardagh Holdings USA Inc.	5.250%	8/15/27	2,125	2,146
	Ball Corp.	4.875%	3/15/26	1,100	1,211
[2]	Ball Corp.	1.500%	3/15/27	920	1,060
[1]	Berry Global Inc.	4.500%	2/15/26	983	997
[1]	Berry Global Inc.	4.875%	7/15/26	2,120	2,195
[1]	Berry Global Inc.	5.625%	7/15/27	215	225
	Cemex SAB de CV	7.375%	6/5/27	565	623
	Cemex SAB de CV	5.450%	11/19/29	590	634
[1]	Cemex SAB de CV	3.875%	7/11/31	1,285	1,282
	CF Industries Inc.	5.375%	3/15/44	596	752
[1]	Chemours Co.	4.625%	11/15/29	1,575	1,562
	Commercial Metals Co.	5.375%	7/15/27	595	618
	Commercial Metals Co.	3.875%	2/15/31	145	144
[1]	Constellium SE	5.875%	2/15/26	747	757
[1]	Constellium SE	5.625%	6/15/28	500	525
[1]	Constellium SE	3.750%	4/15/29	1,105	1,088
	Crown Americas LLC / Crown Americas Capital Corp. VI	4.750%	2/1/26	2,715	2,790
[1,2]	Crown European Holdings SA	2.875%	2/1/26	1,555	1,868
[1]	Diamond BC BV	4.625%	10/1/29	360	357
[1]	Flex Acquisition Co. Inc.	6.875%	1/15/25	4,000	4,004
[1]	Flex Acquisition Co. Inc.	7.875%	7/15/26	845	877
	Graphic Packaging International LLC	4.125%	8/15/24	1,045	1,101
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1]	Graphic Packaging International LLC	4.750%	7/15/27	205	222
[1]	Graphic Packaging International LLC	3.500%	3/15/28	1,990	2,002
[1]	Graphic Packaging International LLC	3.500%	3/1/29	540	539
[1]	Graphic Packaging International LLC	3.750%	2/1/30	485	490
[1]	Novelis Corp.	3.250%	11/15/26	635	642
[1]	Novelis Corp.	4.750%	1/30/30	1,369	1,443
[1]	Novelis Corp.	3.875%	8/15/31	655	652
[1]	OCI NV	4.625%	10/15/25	555	575
	Olin Corp.	5.125%	9/15/27	1,775	1,829
	Olin Corp.	5.625%	8/1/29	730	791
	Olin Corp.	5.000%	2/1/30	1,097	1,156
[1]	Owens-Brockway Glass Container Inc.	5.875%	8/15/23	2,140	2,241
[1]	Owens-Brockway Glass Container Inc.	5.375%	1/15/25	640	667
[1]	Owens-Brockway Glass Container Inc.	6.375%	8/15/25	1,245	1,347
[1]	Owens-Brockway Glass Container Inc.	6.625%	5/13/27	1,180	1,244
[1]	Sealed Air Corp.	4.000%	12/1/27	424	442
	Silgan Holdings Inc.	4.750%	3/15/25	84	85
	Silgan Holdings Inc.	4.125%	2/1/28	2,545	2,607
[2]	Silgan Holdings Inc.	2.250%	6/1/28	1,320	1,489
[1]	Standard Industries Inc.	5.000%	2/15/27	700	721
[1]	Standard Industries Inc.	4.750%	1/15/28	1,025	1,060
[1]	Standard Industries Inc.	4.375%	7/15/30	2,600	2,655
[1]	Standard Industries Inc.	3.375%	1/15/31	3,015	2,907
[5,6]	Starfruit Finco BV Bank Loan, 1M USD LIBOR + 3.000%	2.839%	1/31/22	493	491
[2]	Trivium Packaging Finance BV	3.750%	8/15/26	1,000	1,152
[1,2]	Trivium Packaging Finance BV	3.750%	8/15/26	180	207
[1]	Trivium Packaging Finance BV	5.500%	8/15/26	745	778
[1]	Tronox Inc.	4.625%	3/15/29	2,030	2,025
[1]	Valvoline Inc.	3.625%	6/15/31	355	346
					64,225
Real Estate (1.1%)
[1]	Iron Mountain Inc.	4.875%	9/15/27	595	617
[1]	Iron Mountain Inc.	4.875%	9/15/29	782	810
	MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer Inc.	5.625%	5/1/24	150	160
	Service Properties Trust	7.500%	9/15/25	128	139
	Service Properties Trust	5.250%	2/15/26	175	174
	Service Properties Trust	4.750%	10/1/26	893	868
	Service Properties Trust	4.950%	2/15/27	200	194
	Service Properties Trust	5.500%	12/15/27	1,007	1,034
	Service Properties Trust	3.950%	1/15/28	485	446
	Service Properties Trust	4.950%	10/1/29	76	73
	Service Properties Trust	4.375%	2/15/30	467	430
[1]	VICI Properties LP / VICI Note Co. Inc.	4.250%	12/1/26	2,235	2,327
[1]	VICI Properties LP / VICI Note Co. Inc.	3.750%	2/15/27	458	473
[1]	VICI Properties LP / VICI Note Co. Inc.	4.625%	12/1/29	820	873
					8,618
Technology (10.7%)
[1]	Black Knight InfoServ LLC	3.625%	9/1/28	2,147	2,143
[1]	Booz Allen Hamilton Inc.	3.875%	9/1/28	300	305
[1]	Booz Allen Hamilton Inc.	4.000%	7/1/29	370	382
	CDK Global Inc.	4.875%	6/1/27	785	816
[1]	CDK Global Inc.	5.250%	5/15/29	2,220	2,353
	CDW LLC / CDW Finance Corp.	5.500%	12/1/24	112	123
	CDW LLC / CDW Finance Corp.	4.125%	5/1/25	1,340	1,377
	CDW LLC / CDW Finance Corp.	4.250%	4/1/28	2,745	2,840
	CDW LLC / CDW Finance Corp.	3.250%	2/15/29	1,977	1,992

11

High Yield Bond Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1]	Dun & Bradstreet Corp.	6.875%	8/15/26	453	471
[5,6]	Dun & Bradstreet Corp. Bank Loan, 1M USD LIBOR + 3.250%	3.338%	1/27/22	3,301	3,287
[1]	Entegris Inc.	4.375%	4/15/28	1,905	1,966
[1]	Entegris Inc.	3.625%	5/1/29	575	582
[1]	Fair Isaac Corp.	4.000%	6/15/28	720	740
[1]	Gartner Inc.	3.625%	6/15/29	430	435
[1]	Gartner Inc.	3.750%	10/1/30	1,510	1,535
[1]	II-VI Inc.	5.000%	12/15/29	620	634
[1]	Imola Merger Corp.	4.750%	5/15/29	6,300	6,460
	Microchip Technology Inc.	4.250%	9/1/25	1,025	1,065
[1]	MSCI Inc.	4.000%	11/15/29	1,820	1,903
[1]	MSCI Inc.	3.625%	9/1/30	245	251
[1]	MSCI Inc.	3.250%	8/15/33	805	815
[1]	Nielsen Finance LLC / Nielsen Finance Co.	4.500%	7/15/29	2,050	2,016
[1]	Nielsen Finance LLC / Nielsen Finance Co.	4.750%	7/15/31	2,050	2,031
	Nokia of America Corp.	6.500%	1/15/28	1,355	1,478
	Nokia of America Corp.	6.450%	3/15/29	2,612	2,871
	Nokia OYJ	4.375%	6/12/27	725	788
	Nokia OYJ	6.625%	5/15/39	3,460	4,787
	NortonLifeLock Inc.	3.950%	6/15/22	345	348
[1]	NortonLifeLock Inc.	5.000%	4/15/25	3,475	3,505
[1]	Open Text Corp.	3.875%	2/15/28	3,103	3,163
[1]	Open Text Corp.	3.875%	12/1/29	655	665
[1]	Open Text Holdings Inc.	4.125%	2/15/30	3,080	3,167
[1]	Open Text Holdings Inc.	4.125%	12/1/31	805	815
[5,6]	Peraton Corp. Bank Loan, 1M USD LIBOR + 3.750%	4.500%	1/31/22	1,633	1,633
[1]	Presidio Holdings Inc.	4.875%	2/1/27	2,577	2,656
[1]	Presidio Holdings Inc.	8.250%	2/1/28	1,130	1,208
[1]	PTC Inc.	3.625%	2/15/25	335	340
[1]	PTC Inc.	4.000%	2/15/28	635	646
[1]	Qorvo Inc.	3.375%	4/1/31	1,570	1,597
[5,6]	SS&C European Holdings Sarl Bank Loan, 1M USD LIBOR + 1.750%	1.837%	1/31/22	438	433
[1]	SS&C Technologies Inc.	5.500%	9/30/27	4,075	4,268
[5,6]	SS&C Technologies Inc. Bank Loan, 1M USD LIBOR + 1.750%	1.837%	1/31/22	540	533
[5,6]	SS&C Technologies Inc. Bank Loan, 1M USD LIBOR + 1.750%	1.837%	1/31/22	654	646
	Western Digital Corp.	4.750%	2/15/26	2,554	2,792
	Xerox Corp.	4.375%	3/15/23	698	721
	Xerox Corp.	4.800%	3/1/35	542	547
	Xerox Corp.	6.750%	12/15/39	1,995	2,228
[1]	Xerox Holdings Corp.	5.000%	8/15/25	155	164
[1]	Xerox Holdings Corp.	5.500%	8/15/28	4,685	4,937
					83,458
Utilities (1.7%)
	AmeriGas Partners LP / AmeriGas Finance Corp.	5.625%	5/20/24	1,395	1,509
	AmeriGas Partners LP / AmeriGas Finance Corp.	5.500%	5/20/25	620	665
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	AmeriGas Partners LP / AmeriGas Finance Corp.	5.875%	8/20/26	1,765	1,974
[1]	Clearway Energy Operating LLC	4.750%	3/15/28	571	602
[1]	Clearway Energy Operating LLC	3.750%	2/15/31	2,370	2,369
[1]	Clearway Energy Operating LLC	3.750%	1/15/32	325	324
[1]	NextEra Energy Operating Partners LP	4.250%	7/15/24	983	1,022
[1]	NextEra Energy Operating Partners LP	4.250%	9/15/24	103	107
[1]	NextEra Energy Operating Partners LP	3.875%	10/15/26	3,035	3,218
[1]	NextEra Energy Operating Partners LP	4.500%	9/15/27	700	755
[1]	Suburban Propane Partners LP/Suburban Energy Finance Corp.	5.000%	6/1/31	555	563
					13,108
Total Corporate Bonds (Cost $710,224)					734,740
Temporary Cash Investments (4.7%)
Repurchase Agreement (4.7%)
	Bank of America Securities LLC (Dated 12/31/21, Repurchase Value $36,900,000, collateralized by Fannie Mae 0.000%, 1/3/22, with a value of $37,638,000) (Cost $36,900)	0.050%	1/3/22	36,900	36,900
Total Investments (99.1%) (Cost $747,124)					771,640
Other Assets and Liabilities—Net (0.9%)					7,065
Net Assets (100%)					778,705
Cost is in $000.
•	See Note A in Notes to Financial Statements.
1	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2021, the aggregate value was $440,869,000, representing 56.6% of net assets.
2	Face amount denominated in euro.
3	Face amount denominated in Canadian dollars.
4	Face amount denominated in British pounds.
5	Security is a senior, secured, high-yield floating-rate loan. These loans are debt obligations issued by public and private companies and are comparable to high-yield bonds from a ratings and leverage perspective. At December 31, 2021 the aggregate value of these securities was $32,865,000, representing 4.2% of net assets.
6	Variable-rate security; rate shown is effective rate at period end. Certain variable-rate securities are not based on a published reference rate and spread but are determined by the issuer or agent based on current market conditions.
7	Includes securities purchased on a when-issued or delayed-delivery basis for which the portfolio has not taken delivery as of December 31, 2021.
8	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
9	Represents an unsettled loan as of December 31, 2021. The coupon rate is not known until the settlement date.
1M—1-month.
3M—3-month.
6M—6-month.
LIBOR—London Interbank Offered Rate.
USD—U.S. dollar.

12

High Yield Bond Portfolio

Derivative Financial Instruments Outstanding as of Period End

Forward Currency Contracts
	Contract Settlement Date	Contract Amount (000)				Unrealized Appreciation ($000)	Unrealized Depreciation ($000)
Counterparty			Receive		Deliver
Bank of America, N.A.	1/31/22	USD	1,982	CAD	2,565	—	(45)
Barclays Bank plc	1/31/22	USD	31,141	EUR	27,603	—	(304)
Bank of America, N.A.	1/31/22	USD	2,186	GBP	1,641	—	(34)
						—	(383)
CAD—Canadian dollar.
EUR—euro.
GBP—British pound.
USD—U.S. dollar.

See accompanying Notes, which are an integral part of the Financial Statements.
13

High Yield Bond Portfolio
Statement of Assets and Liabilities
As of December 31, 2021
($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value—Unaffiliated Issuers (Cost $747,124)	771,640
Investment in Vanguard	26
Foreign Currency, at Value (Cost $263)	263
Receivables for Investment Securities Sold	413
Receivables for Accrued Income	9,545
Receivables for Capital Shares Issued	286
Receivable from Broker	817
Total Assets	782,990
Liabilities
Due to Custodian	105
Payables for Investment Securities Purchased	3,333
Payables to Investment Advisor	118
Payables for Capital Shares Redeemed	278
Payables to Vanguard	68
Unrealized Depreciation—Forward Currency Contracts	383
Total Liabilities	4,285
Net Assets	778,705
At December 31, 2021, net assets consisted of:

Paid-in Capital	732,223
Total Distributable Earnings (Loss)	46,482
Net Assets	778,705

Net Assets
Applicable to 96,652,717 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	778,705
Net Asset Value Per Share	$8.06

See accompanying Notes, which are an integral part of the Financial Statements.
14

High Yield Bond Portfolio
Statement of Operations

Year Ended December 31, 2021
($000)
Investment Income
Income
Interest[1]	35,918
Total Income	35,918
Expenses
Investment Advisory Fees—Note B	481
The Vanguard Group—Note C
Management and Administrative	1,473
Marketing and Distribution	62
Custodian Fees	14
Auditing Fees	33
Shareholders’ Reports	20
Trustees’ Fees and Expenses	—
Total Expenses	2,083
Net Investment Income	33,835
Realized Net Gain (Loss)
Investment Securities Sold	8,936
Forward Currency Contracts	2,834
Realized Net Gain (Loss)	11,770
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(16,940)
Forward Currency Contracts	(141)
Foreign Currencies	(13)
Change in Unrealized Appreciation (Depreciation)	(17,094)
Net Increase (Decrease) in Net Assets Resulting from Operations	28,511
1	Interest is net of foreign withholding taxes of $6,000.

Statement of Changes in Net Assets

	Year Ended December 31,
	2021 ($000)	2020 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	33,835	35,499
Realized Net Gain (Loss)	11,770	(14,050)
Change in Unrealized Appreciation (Depreciation)	(17,094)	21,715
Net Increase (Decrease) in Net Assets Resulting from Operations	28,511	43,164
Distributions
Total Distributions	(34,925)	(39,449)
Capital Share Transactions
Issued	118,974	259,625
Issued in Lieu of Cash Distributions	34,925	39,449
Redeemed	(199,987)	(254,487)
Net Increase (Decrease) from Capital Share Transactions	(46,088)	44,587
Total Increase (Decrease)	(52,502)	48,302
Net Assets
Beginning of Period	831,207	782,905
End of Period	778,705	831,207

See accompanying Notes, which are an integral part of the Financial Statements.
15

High Yield Bond Portfolio
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended December 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$8.12	$8.19	$7.53	$8.13	$7.99
Investment Operations
Net Investment Income[1]	.337	.353	.410	.420	.419
Net Realized and Unrealized Gain (Loss) on Investments	(.053)	.021	.731	(.636)	.119
Total from Investment Operations	.284	.374	1.141	(.216)	.538
Distributions
Dividends from Net Investment Income	(.344)	(.444)	(.481)	(.384)	(.398)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.344)	(.444)	(.481)	(.384)	(.398)
Net Asset Value, End of Period	$8.06	$8.12	$8.19	$7.53	$8.13
Total Return	3.68%	5.67%	15.67%	-2.73%	7.00%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$779	$831	$783	$704	$752
Ratio of Total Expenses to Average Net Assets	0.26%	0.26%	0.26%	0.26%	0.28%
Ratio of Net Investment Income to Average Net Assets	4.22%	4.57%	5.21%	5.39%	5.22%
Portfolio Turnover Rate	30%	41%	27%	23%	28%
1	Calculated based on average shares outstanding.

See accompanying Notes, which are an integral part of the Financial Statements.
16

High Yield Bond Portfolio
Notes to Financial Statements
The High Yield Bond Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio's shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. Certain of the portfolio’s investments are in corporate debt instruments; the issuers' abilities to meet their obligations may be affected by economic developments in their respective industries. Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the portfolio and thus portfolio performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.
2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the portfolio’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
3. Forward Currency Contracts: The portfolio enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The portfolio’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The portfolio mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the portfolio cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the portfolio under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the portfolio’s net assets decline below a certain level, triggering a payment by the portfolio if the portfolio is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the portfolio has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on forward currency contracts.
During the year ended December 31, 2021, the portfolio’s average investment in forward currency contracts represented 5% of net assets, based on the average of the notional amounts at each quarter-end during the period.
17

High Yield Bond Portfolio
4. Repurchase Agreements: The portfolio enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the portfolio under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold, or rehypothecated. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The portfolio further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty's default (including bankruptcy), the portfolio may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.
5. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The portfolio’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the portfolio’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the portfolio’s financial statements.
6. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
7. Credit Facilities and Interfund Lending Program: The portfolio and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the portfolio’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the portfolio and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the portfolio may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the portfolio’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended December 31, 2021, the portfolio did not utilize the credit facilities or the Interfund Lending Program.
8. Other: Interest income is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
B.	Wellington Management Company Llp provides investment advisory services to the portfolio for a fee calculated at an annual percentage rate of average net assets. For the year ended December 31, 2021, the investment advisory fee represented an effective annual basic rate of 0.06% of the portfolio’s average net assets.
C.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio corporate management, administrative, marketing,
18

High Yield Bond Portfolio
and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the portfolio may invest up to 0.40% of its net assets as capital in Vanguard. At December 31, 2021, the portfolio had contributed to Vanguard capital in the amount of $26,000, representing less than 0.01% of the portfolio’s net assets and 0.01% of Vanguard’s capital received pursuant to the FSA. The portfolio’s trustees and officers are also directors and employees, respectively, of Vanguard.
D.	Various inputs may be used to determine the value of the portfolio’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the portfolio’s investments and derivatives as of December 31, 2021, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Corporate Bonds	—	734,740	—	734,740
Temporary Cash Investments	—	36,900	—	36,900
Total	—	771,640	—	771,640
Derivative Financial Instruments
Liabilities
Forward Currency Contracts	—	383	—	383
E.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for foreign currency transactions were reclassified between the individual components of total distributable earnings (loss).
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; the recognition of unrealized gains or losses from certain derivative contracts; the recognition of gain or loss from foreign currency hedges; and the treatment of amortization adjustments from certain fixed income securities. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	32,321
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	(10,614)
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	24,775
19

High Yield Bond Portfolio
The tax character of distributions paid was as follows:
	Year Ended December 31,
	2021 Amount ($000)	2020 Amount ($000)
Ordinary Income*	34,925	39,449
Long-Term Capital Gains	—	—
Total	34,925	39,449
*	Includes short-term capital gains, if any.
As of December 31, 2021, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	746,865
Gross Unrealized Appreciation	29,194
Gross Unrealized Depreciation	(4,419)
Net Unrealized Appreciation (Depreciation)	24,775
F.	During the year ended December 31, 2021, the portfolio purchased $222,637,000 of investment securities and sold $265,695,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $8,203,000 and $8,206,000, respectively.
G.	Capital shares issued and redeemed were:

	Year Ended December 31,
	2021 Shares (000)	2020 Shares (000)

Issued	14,871	34,269
Issued in Lieu of Cash Distributions	4,518	5,853
Redeemed	(25,144)	(33,293)
Net Increase (Decrease) in Shares Outstanding	(5,755)	6,829
At December 31, 2021, one shareholder (an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders) was the record or beneficial owner of 41% of the portfolio’s net assets. If this shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio, cause the portfolio to incur higher transaction costs, or lead to the realization of taxable capital gains.
H.	Management has determined that no events or transactions occurred subsequent to December 31, 2021, that would require recognition or disclosure in these financial statements.
20

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Vanguard Variable Insurance Funds and Shareholders of High Yield Bond Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of High Yield Bond Portfolio (one of the portfolios constituting Vanguard Variable Insurance Funds, referred to hereafter as the "Portfolio") as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statement of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian and brokers; when replies were not received from the brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 17, 2022
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
21

Special 2021 tax information (unaudited) for corporate shareholders only for High Yield Bond Portfolio, a portfolio of Vanguard Variable Insurance Funds
This information for the fiscal year ended December 31, 2021, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.
The percentage of the ordinary dividends reported by the portfolio that is treated as a Section 163(j) interest dividend and thus is eligible to be treated as interest income for purposes of Section 163(j) and the regulations thereunder is 96.5%.
22

"Bloomberg®," Bloomberg U.S. Corporate High Yield Bond Index, Bloomberg U.S. High Yield Ba/B 2% Issuer Capped Index, and Bloomberg U.S. 1–5 Year Treasury Bond Index are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (BISL), the administrator of the index (collectively, Bloomberg), and have been licensed for use for certain purposes by The Vanguard Group, Inc. (Vanguard).
The High Yield Bond Portfolio is not sponsored, endorsed, sold or promoted by Bloomberg. Bloomberg does not make any representation or warranty, express or implied, to the owners of or counterparties to the High Yield Bond Portfolio or any member of the public regarding the advisability of investing in securities generally or in the High Yield Bond Portfolio particularly. The only relationship of Bloomberg to Vanguard is the licensing of certain trademarks, trade names and service marks and of the Bloomberg U.S. Corporate High Yield Bond Index, Bloomberg U.S. High Yield Ba/B 2% Issuer Capped Index, and Bloomberg U.S. 1–5 Year Treasury Bond Index (the Indices), which are determined, composed and calculated by BISL without regard to Vanguard or the High Yield Bond Portfolio. Bloomberg has no obligation to take the needs of Vanguard or the owners of the High Yield Bond Portfolio into consideration in determining, composing or calculating the Indices. Bloomberg is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the High Yield Bond Portfolio to be issued. Bloomberg shall not have any obligation or liability, including, without limitation, to High Yield Bond Portfolio customers, in connection with the administration, marketing or trading of the High Yield Bond Portfolio.
BLOOMBERG DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDICES OR ANY DATA RELATED THERETO AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. BLOOMBERG DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY VANGUARD, OWNERS OF THE HIGH YIELD BOND PORTFOLIO OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDICES OR ANY DATA RELATED THERETO. BLOOMBERG DOES NOT MAKE ANY EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDICES OR ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, TO THE MAXIMUM EXTENT ALLOWED BY LAW, BLOOMBERG, ITS LICENSORS, AND ITS AND THEIR RESPECTIVE EMPLOYEES, CONTRACTORS, AGENTS, SUPPLIERS, AND VENDORS SHALL HAVE NO LIABILITY OR RESPONSIBILITY WHATSOEVER FOR ANY INJURY OR DAMAGES—WHETHER DIRECT, INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR OTHERWISE—ARISING IN CONNECTION WITH THE HIGH YIELD BOND PORTFOLIO OR THE INDICES OR ANY DATA OR VALUES RELATING THERETO—WHETHER ARISING FROM THEIR NEGLIGENCE OR OTHERWISE, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.
© 2022 Bloomberg.
Used with Permission. Source: Bloomberg Index Services Limited. Copyright 2022, Bloomberg. All rights reserved.
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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 217 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA. Trustee and vice chair of The Shipley School.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the board of directors of Out & Equal (2002–2006), the advisory board of the University of California, Berkeley School of Engineering (2020–present), and the advisory board of Santa Clara University’s Leavey School of Business (2018–present).
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.
Amy Gutmann
Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: adjunct professor of finance at the University of Notre Dame (2020–present). Chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Assistant professor (retired June 2020) of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of superintendence of the Institute for the Works of Religion, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law (2021–present), professor (2020–present), Distinguished Fellow of the Global Financial Markets Center (2020–present), and Rubenstein Fellow (2017–2020) at Duke University. Trustee (2017–present) of Amherst College and member of Amherst College Investment Committee (2019–present). Member of the Regenerative Crisis Response Committee (2020–present).
David A. Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE
1 Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Energy Company (2013–present). Trustee of Common Fund (2019–present).
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.
Executive Officers
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
David Cermak
Born in 1960. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present) of each of the investment companies served by Vanguard. Managing director and head (2017–present) of Vanguard Investments Singapore. Managing director and head (2017–2019) of Vanguard Investments Hong Kong. Representative director and head (2014–2017) of Vanguard Investments Japan.
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
John E. Schadl
Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
John T. Marcante	Lauren Valente
Chris D. Mclsaac

Connect with Vanguard®>vanguard.com
Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People Who Are Deaf or Hard of Hearing > 800-749-7273
This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
© 2022 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q690HY 022022

Annual Report   |   December 31, 2021
Vanguard Variable Insurance Funds
International Portfolio

Contents
Your Portfolio’s Performance at a Glance	1
Advisors' Report	2
About Your Portfolio’s Expenses	4
Performance Summary	5
Financial Statements	7
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your portfolio are spelled out in the prospectus.

Your Portfolio’s Performance at a Glance
•	The International Portfolio returned –1.54% for the 12 months ended December 31, 2021, lagging the 7.82% return of its benchmark, the MSCI All Country World Index ex USA. Please note that the portfolio’s returns are different from those in Vanguard Variable Annuity (and other plans that invest in the portfolio), which take into account insurance-related expenses.
•	The global economy continued to heal over the period. Vaccination programs started rolling out in developed countries early in the year, helping some of the hardest-hit sectors like hospitality, leisure, and travel, and more workers returned to the labor force. Stocks overall turned in a strong performance, even with the spread of new COVID-19 variants, a surge in inflation, and many central banks adopting less accommodative monetary policy.
•	Financial and communication services detracted most from relative performance. Information technology contributed most to the portfolio’s returns, helped by strong selection and an overweight allocation relative to the benchmark.
•	For the decade ended December 31, 2021, the portfolio’s average annualized return (+13.57%) exceeded that of its benchmark.
Market Barometer
Average Annual Total Returns Periods Ended December 31, 2021
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	26.45%	26.21%	18.43%
Russell 2000 Index (Small-caps)	14.82	20.02	12.02
Russell 3000 Index (Broad U.S. market)	25.66	25.79	17.97
FTSE All-World ex US Index (International)	8.36	13.66	9.89
Bonds
Bloomberg U.S. Aggregate Bond Index (Broad taxable market)	-1.54%	4.79%	3.57%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	1.52	4.73	4.17
FTSE Three-Month U.S. Treasury Bill Index	0.05	0.95	1.11
CPI
Consumer Price Index	7.04%	3.53%	2.92%
1

Advisors’ Report
The International Portfolio returned –1.54% for the 12 months ended December 31, 2021. It trailed the 7.82% return of its benchmark, the MSCI All Country World Index ex USA.
The portfolio is overseen by two independent advisors, a strategy that enhances its diversification by providing exposure to distinct yet complementary investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.
The advisors, the amount and percentage of the portfolio’s assets each manages, and brief descriptions of their investment strategies are presented in the accompanying table. Each advisor has also prepared a discussion of the investment environment that existed during the period and of the effect it had on the portfolio’s positioning. These reports were prepared on January 18, 2022.
Baillie Gifford Overseas Ltd.
Portfolio Managers:
James K. Anderson, Partner
Head of Global Equities
Thomas Coutts, Partner
Investment Manager
Lawrence Burns, Partner
Investment Manager
Most companies are a distraction from the task of investing money for clients. In fact, research shows that over the long term, a mere 1% of companies accounted for total global net wealth creation. We believe success lies in the ability to identify exceptional companies and the patience and conviction to hold them through inevitable periods of volatility.
The pandemic helped accelerate disruption of incumbent industry, made consumers more adaptable, and changed the operating landscape for companies. The disruptive companies we seek out have been thriving, but share prices have seen some pullback given the resurgence of COVID-19 and the market’s intolerance for short-term volatility. Despite recent share price pressure, we remain happy to hold the potential game-changers of the future. The elephant—or perhaps giant panda—in the room over recent months has been the progression of Chinese regulation. We don’t yet know all the implications of these regulations; however, there has been a growing sense of pessimism from markets about China, particularly its large internet companies.
Most of our holdings have responded admirably and remain operationally robust, with significant growth potential ahead. There are, however, two Chinese holdings where the outlook is more challenging. Alibaba, China’s largest e-commerce and cloud provider, has been particularly weak following the release of draft rules banning the anti-competitive practices of e-commerce companies. We have seen an uptick in competition to Alibaba in recent years, notably from Pinduoduo, now held in your portfolio.
Chinese company TAL Education also suffered as tougher-than-expected regulation was announced, which effectively halved its profit-making potential. Although we maintain conviction in TAL’s management, we have determined that any remaining growth potential is limited; therefore, we have been reducing our stake.
Japanese medical portal M3 and Argentinian e-commerce business MercadoLibre both doubled their share prices in 2020; since then, however, both have also seen a pullback despite significant increases in profit and revenue. We continue to hold these companies for the long term.
Contributors to performance included leading mRNA therapeutics business Moderna and Dutch semiconductor group ASML. The success of Moderna’s COVID-19 vaccine has significantly de-risked its technology platform. We believe that this translates into a higher probability of success in other therapeutic areas such as infectious diseases, rare diseases, cancer, and auto-immune diseases.
ASML is the world’s leading manufacturer of the lithography machines that are being used to make ever-smaller and more powerful semiconductors. Its share price doubled over the period, boosted by high demand across all markets and products. We remain very optimistic about the company’s long-term outlook as a key enabler of digitization through its ability to continue Moore’s Law (the idea that the number of transistors in a dense integrated circuit doubles about every two years).
As we enter a new investment year, there are a number of enduring trends that excite us, including the ongoing re-emergence of China, the continuing derivatives of Moore’s Law, and the dazzling possibilities that stem from the application of computing power to the biological world. We are long-term holders of companies; however, the portfolio does evolve. We sold holdings in Amazon, BASF, Inditex, and Rolls-Royce in favor of higher-growth ideas. Imagining multiples of upside for a behemoth like Amazon becomes difficult from here.
China remains a fertile hunting ground for new ideas, and we purchased trucker marketplace Full Truck Alliance, e-commerce platform Pinduoduo (as noted above), and biologic drug manufacturer WuXi Biologics. We also invested in Swedish plant-based dairy alternative company Oatly, Danish wind turbine manufacturer Vestas Wind Systems, Brazilian financial platform Nubank, Taiwanese semiconductor business Taiwan Semiconductor Manufacturing Co., and Australian logistics software company WiseTech Global.
Schroder Investment Management North America Inc.
Portfolio Managers:
Simon Webber, CFA
James R. Gautrey, CFA
2

International equities gained in 2021 as the vaccine rollouts and fiscal stimulus continued to support the economic recovery. Global markets were further supported by very strong corporate earnings. However, some of the market optimism was challenged by ongoing supply chain disruption and inflationary pressures. The emergence of the Omicron variant of COVID-19 in November also led to increased market volatility and investors grew more anxious about a new wave of regulation in China, which weighed on emerging markets. Our stock selection within the health care, energy, technology, and consumer sectors was particularly supportive. By region, our exposure to continental Europe and Japan contributed most.
ASML was a standout throughout 2021 as it increased capacity in response to the global shortage of computer chips. Demand for the company’s lithography systems for use in semiconductor production remains strong. Its extreme ultraviolet lithography systems are the key enabler for advancing high-performance computing, allowing semiconductor manufacturers to further shrink chip sizes. The monopolistic position developed by ASML—the firm’s share of the global market in lithography is more than 80%—gives it strong pricing power.
On the other side of the ledger, Danish wind turbine supplier Vestas Wind Systems detracted from performance. The company faced a challenging environment with supply chain constraints and higher raw material costs pressuring margins. Although the company faces several short-term challenges, we remain confident in its long-term growth potential, given its leading position within the expanding wind energy market and the increasing policy support for renewables.
We initiated a position in German industrial conglomerate Siemens. We believe the company will benefit from its exposure to higher-growth businesses in automation, digitalization, and energy-efficient infrastructure. We also believe Siemens will benefit from the recent restructuring of its portfolio and an increased focus on capital allocation and free cash flow growth.
Much of the significant disruption to supply chains seen in 2021, largely linked to COVID-19-related capacity shutdowns and transportation bottlenecks, is set to diminish in 2022. Historically, supply chain backlogs have adjusted quite rapidly after periods of stress as the market responds to higher demand and rebuilds inventory. We see no reason to assume that this won’t be the case in 2022; indeed, freight shipping rates have already started to fall.
For a number of reasons, however, energy prices are likely to remain elevated. The economic recovery is boosting demand for oil and gas at a time when supply growth is static. With governments encouraging energy companies to spend more money on renewables, spending on traditional exploration and production has been cut. As a result, supply is not only tight; in many cases, it is set to shrink quite rapidly.
Corporate earnings growth in 2021 has been remarkably strong, with margins back near record highs. However, the full impact of higher input costs has yet to be felt, and with the tight labor market creating competition for qualified workers there will be further pressure on margins, particularly in the service sector. All of this adds up to a more challenging environment for profitability—one that should benefit companies with a strong competitive position that drives pricing power.
International Portfolio Investment Advisors

	Portfolio Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Baillie Gifford Overseas Ltd.	64	2,732	Uses a bottom-up, stock-driven approach to select stocks that it believes have above-average growth rates and trade at reasonable prices.
Schroder Investment Management North America Inc.	33	1,396	Uses fundamental research to identify high-quality companies in developed and emerging markets that it believes have above-average growth potential.
Cash Investments	3	119	These short-term reserves are invested by Vanguard in equity index products to simulate investment in stocks. Each advisor also may maintain a modest cash position.
3

About Your Portfolio’s Expenses
As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio's gross income, directly reduce the investment return of the portfolio.
A portfolio's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your portfolio's costs in two ways:
•	Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the portfolio's actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio's costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio's actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the portfolio's expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your portfolio's current prospectus.
Six Months Ended December 31, 2021
International Portfolio	Beginning Account Value 6/30/2021	Ending Account Value 12/31/2021	Expenses Paid During Period
Based on Actual Portfolio Return	$1,000.00	$928.00	$1.90
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.24	1.99
The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.39%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).
4

International Portfolio
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio's returns would be lower.
Cumulative Performance: December 31, 2011, Through December 31, 2021
Initial Investment of $10,000
		Average Annual Total Returns Periods Ended December 31, 2021
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
International Portfolio	-1.54%	20.47%	13.57%	$35,696
MSCI All Country World Index ex USA	7.82	9.61	7.28	20,196
See Financial Highlights for dividend and capital gains information.
5

International Portfolio
Portfolio Allocation
As of December 31, 2021
United States	15.8%
China	12.7
Netherlands	10.8
Germany	8.8
Japan	8.0
France	6.8
United Kingdom	6.1
Switzerland	4.8
Italy	4.0
Denmark	3.8
Taiwan	3.2
Belgium	2.5
Hong Kong	2.3
Sweden	2.1
India	1.7
Canada	1.5
Other	5.1
The table reflects the portfolio’s investments, except for short-term investments and derivatives.
6

International Portfolio
Financial Statements
Schedule of Investments
As of December 31, 2021
The portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The portfolio’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (96.5%)
Australia (0.6%)
*	Afterpay Ltd.	226,411	13,668
	WiseTech Global Ltd.	176,712	7,494
*	Xero Ltd.	21,159	2,166
			23,328
Austria (0.5%)
	Erste Group Bank AG	479,126	22,462
Belgium (2.4%)
	Umicore SA	1,082,985	44,180
*	Argenx SE	120,433	42,827
	UCB SA	142,532	16,266
			103,273
Brazil (0.6%)
	Raia Drogasil SA	2,231,552	9,716
	B3 SA - Brasil Bolsa Balcao	4,228,255	8,420
*,1	NU Holdings Ltd. Class A	566,970	5,318
			23,454
Canada (1.4%)
	Toronto-Dominion Bank	488,839	37,478
	Canadian National Railway Co.	189,559	23,284
			60,762
China (12.3%)
	Tencent Holdings Ltd.	2,894,200	168,880
*	Alibaba Group Holding Ltd.	6,181,004	90,834
*,2	Meituan Class B	2,796,922	80,880
*	NIO Inc. ADR	1,935,560	61,319
	Ping An Insurance Group Co. of China Ltd. Class H	4,260,500	30,702
*,2	Wuxi Biologics Cayman Inc.	1,885,500	22,322
*	Baidu Inc. ADR	126,280	18,789
	China Mengniu Dairy Co. Ltd.	2,693,000	15,266
*	JD.com Inc. Class A	279,712	9,637
*	Pinduoduo Inc. ADR	135,710	7,912
*	Kingdee International Software Group Co. Ltd.	2,227,000	6,855
*	Full Truck Alliance Co. Ltd. ADR	740,642	6,199
*	TAL Education Group ADR	419,182	1,647
			521,242
Denmark (3.6%)
*	Genmab A/S	159,318	63,592
	Vestas Wind Systems A/S	1,823,633	55,539
	Ambu A/S Class B	860,929	22,723
	Novozymes A/S Class B	146,979	12,069
			153,923
		Shares	Market Value• ($000)
France (6.5%)
	Kering SA	168,065	134,847
	L'Oreal SA (XPAR)	154,745	73,785
	Schneider Electric SE	237,609	46,713
	Legrand SA	99,840	11,693
	Alstom SA	285,784	10,148
			277,186
Germany (8.5%)
*,2	Zalando SE	873,737	70,385
*,2	Delivery Hero SE	505,523	55,957
*	HelloFresh SE	648,450	49,696
	Sartorius AG Preference Shares	69,113	46,744
	SAP SE	194,528	27,378
	Bayerische Motoren Werke AG	248,171	24,828
	Infineon Technologies AG	529,002	24,354
	Siemens AG (Registered)	104,990	18,184
	Knorr-Bremse AG	99,733	9,850
	Daimler AG (Registered)	120,779	9,228
*,1	CureVac NV	214,039	7,344
	adidas AG	23,664	6,814
*,1	Jumia Technologies AG ADR	477,446	5,443
*	Daimler Truck Holding AG	60,389	2,220
*,1	Home24 SE	156,566	2,055
*	MorphoSys AG	44,480	1,684
			362,164
Hong Kong (2.2%)
	AIA Group Ltd.	5,238,200	52,868
	Hong Kong Exchanges & Clearing Ltd.	507,540	29,683
	BOC Hong Kong Holdings Ltd.	3,419,000	11,213
			93,764
India (1.7%)
	Housing Development Finance Corp. Ltd.	1,000,325	34,610
	HDFC Bank Ltd.	1,050,976	20,807
	Larsen & Toubro Ltd.	338,713	8,603
*,3,4	ANI Technologies Private Ltd. PP (Acquired 12/1/15, Cost $5,969)	19,170	5,837
*	One 97 Communications Ltd.	73,889	1,327
			71,184
Indonesia (0.3%)
	Bank Central Asia Tbk PT	22,509,500	11,528
Israel (0.3%)
*	Wix.com Ltd.	69,195	10,918
		Shares	Market Value• ($000)
Italy (3.8%)
	Ferrari NV	254,073	65,400
	EXOR NV	456,262	40,843
	Intesa Sanpaolo SpA	7,691,640	19,867
	Stellantis NV	907,257	17,128
	FinecoBank Banca Fineco SpA	661,576	11,586
	Stellantis NV (XNYS)	420,676	7,981
			162,805
Japan (7.7%)
	Nidec Corp.	697,100	82,463
	M3 Inc.	1,453,400	73,283
	SMC Corp.	72,400	48,932
	Sony Group Corp.	257,900	32,567
	Recruit Holdings Co. Ltd.	392,300	23,874
	Bridgestone Corp.	429,300	18,431
	Murata Manufacturing Co. Ltd.	126,100	10,058
	Kubota Corp.	441,800	9,824
	Sekisui Chemical Co. Ltd.	528,700	8,842
	Toyota Motor Corp.	466,400	8,620
	SBI Holdings Inc.	293,000	7,992
	SoftBank Group Corp.	84,500	4,051
			328,937
Netherlands (10.5%)
	ASML Holding NV	321,581	257,593
*,2	Adyen NV	54,402	142,805
	Royal Dutch Shell plc Class A (XLON)	1,983,279	43,384
			443,782
Norway (0.9%)
	Equinor ASA	1,049,727	27,796
	DNB Bank ASA	371,856	8,506
			36,302
Singapore (0.1%)
*	Sea Ltd. ADR	22,745	5,088
South Korea (0.8%)
	Samsung Electronics Co. Ltd.	326,116	21,418
	Samsung SDI Co. Ltd.	24,967	13,731
			35,149
Spain (0.8%)
	Iberdrola SA (XMAD)	1,854,551	21,958
	Banco Bilbao Vizcaya Argentaria SA	2,246,663	13,325
			35,283
Sweden (2.0%)
	Atlas Copco AB Class A	790,226	54,605
*	Kinnevik AB Class B	607,166	21,587
	Svenska Handelsbanken AB Class A	938,357	10,142
			86,334
7

International Portfolio
		Shares	Market Value• ($000)
Switzerland (4.7%)
	Roche Holding AG	114,779	47,617
	Nestle SA (Registered)	329,561	46,013
	Temenos AG (Registered)	154,447	21,289
	Cie Financiere Richemont SA Class A (Registered)	129,011	19,279
	Lonza Group AG (Registered)	22,033	18,344
	Alcon Inc.	188,911	16,663
	Chocoladefabriken Lindt & Spruengli AG Ptg. Ctf.	1,142	15,815
	Sika AG (Registered)	33,120	13,765
			198,785
Taiwan (3.1%)
	Taiwan Semiconductor Manufacturing Co. Ltd.	5,986,000	132,416
United Kingdom (5.9%)
*	Ocado Group plc	1,929,261	43,893
[3,4]	You & Mr. Jones Class A PP (Acquired 9/23/15, Cost $5,200)	3,903,901	36,845
	Diageo plc	627,071	34,286
	AstraZeneca plc	257,364	30,052
	Reckitt Benckiser Group plc	250,436	21,559
	GlaxoSmithKline plc	837,362	18,232
	Barclays plc	6,712,430	17,098
	National Grid plc	1,099,786	15,858
	Bunzl plc	344,636	13,463
	Burberry Group plc	416,360	10,277
*	Whitbread plc	188,765	7,679
			249,242
United States (15.3%)
*	MercadoLibre Inc.	126,434	170,484
*	Moderna Inc.	578,752	146,992
*	Tesla Inc.	103,294	109,159
*	Spotify Technology SA	413,577	96,789
*	Illumina Inc.	245,863	93,536
		Shares	Market Value• ($000)
*	Booking Holdings Inc.	5,965	14,311
*	Lululemon Athletica Inc.	22,978	8,995
*	Oatly Group AB ADR	827,648	6,588
*	Meli Kaszek Pioneer Corp. Class A	115,328	1,333
			648,187
Total Common Stocks (Cost $2,738,310)			4,097,498
Temporary Cash Investments (3.7%)
Money Market Fund (3.7%)
[5,6]	Vanguard Market Liquidity Fund, 0.090% (Cost $158,749)	1,587,492	158,733
Total Investments (100.2%) (Cost $2,897,059)			4,256,231
Other Assets and Liabilities—Net (-0.2%)			(9,731)
Net Assets (100%)			4,246,500
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $14,493,000.
2	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2021, the aggregate value was $372,349,000, representing 8.8% of net assets.
3	Restricted securities totaling $42,682,000, representing 1.0% of net assets.
4	Security value determined using significant unobservable inputs.
5	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
6	Collateral of $15,680,000 was received for securities on loan.
ADR—American Depositary Receipt.
PP—Private Placement.
Ptg. Ctf.—Participating Certificates.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
MSCI EAFE Index	March 2022	724	84,049	1,901
MSCI Emerging Markets Index	March 2022	585	35,869	(218)
				1,683

See accompanying Notes, which are an integral part of the Financial Statements.
8

International Portfolio
Statement of Assets and Liabilities
As of December 31, 2021
($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $2,738,310)	4,097,498
Affiliated Issuers (Cost $158,749)	158,733
Total Investments in Securities	4,256,231
Investment in Vanguard	142
Cash	527
Cash Collateral Pledged—Futures Contracts	6,528
Foreign Currency, at Value (Cost $1,199)	1,158
Receivables for Investment Securities Sold	21
Receivables for Accrued Income	5,566
Receivables for Capital Shares Issued	1,543
Other Assets	48
Total Assets	4,271,764
Liabilities
Payables for Investment Securities Purchased	3,781
Collateral for Securities on Loan	15,680
Payables to Investment Advisor	2,193
Payables for Capital Shares Redeemed	1,730
Payables to Vanguard	350
Variation Margin Payable—Futures Contracts	252
Deferred Foreign Capital Gains Taxes	1,278
Total Liabilities	25,264
Net Assets	4,246,500
At December 31, 2021, net assets consisted of:

Paid-in Capital	2,234,093
Total Distributable Earnings (Loss)	2,012,407
Net Assets	4,246,500

Net Assets
Applicable to 106,952,304 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	4,246,500
Net Asset Value Per Share	$39.70

See accompanying Notes, which are an integral part of the Financial Statements.
9

International Portfolio
Statement of Operations

Year Ended December 31, 2021
($000)
Investment Income
Income
Dividends[1]	57,327
Interest[2]	137
Securities Lending—Net	1,040
Total Income	58,504
Expenses
Investment Advisory Fees—Note B
Basic Fee	7,578
Performance Adjustment	1,988
The Vanguard Group—Note C
Management and Administrative	8,701
Marketing and Distribution	300
Custodian Fees	240
Auditing Fees	41
Shareholders’ Reports	18
Trustees’ Fees and Expenses	2
Total Expenses	18,868
Net Investment Income	39,636
Realized Net Gain (Loss)
Investment Securities Sold[2,3]	1,450,392
Futures Contracts	7,272
Foreign Currencies	(556)
Realized Net Gain (Loss)	1,457,108
Change in Unrealized Appreciation (Depreciation)
Investment Securities[2,4]	(1,515,997)
Futures Contracts	(1,427)
Foreign Currencies	(241)
Change in Unrealized Appreciation (Depreciation)	(1,517,665)
Net Increase (Decrease) in Net Assets Resulting from Operations	(20,921)
1	Dividends are net of foreign withholding taxes of $5,477,000.
2	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the portfolio were $130,000, ($3,000), $3,000, and ($16,000), respectively. Purchases and sales are for temporary cash investment purposes.
3	Includes $839,179,000 of net gain (loss) resulting from in-kind redemptions.
4	The change in unrealized appreciation (depreciation) is net of the change in deferred foreign capital gains taxes of $404,000.

Statement of Changes in Net Assets

	Year Ended December 31,
	2021 ($000)	2020 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	39,636	21,426
Realized Net Gain (Loss)	1,457,108	406,591
Change in Unrealized Appreciation (Depreciation)	(1,517,665)	1,700,505
Net Increase (Decrease) in Net Assets Resulting from Operations	(20,921)	2,128,522
Distributions
Total Distributions	(424,362)	(147,347)
Capital Share Transactions
Issued	808,340	673,953
Issued in Lieu of Cash Distributions	424,362	147,347
Redeemed	(2,438,174)	(928,547)
Net Increase (Decrease) from Capital Share Transactions	(1,205,472)	(107,247)
Total Increase (Decrease)	(1,650,755)	1,873,928
Net Assets
Beginning of Period	5,897,255	4,023,327
End of Period	4,246,500	5,897,255

See accompanying Notes, which are an integral part of the Financial Statements.
10

International Portfolio
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended December 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$43.57	$29.00	$23.14	$27.34	$19.54
Investment Operations
Net Investment Income[1]	.345	.158	.371	.367	.224
Net Realized and Unrealized Gain (Loss) on Investments	(1.007)	15.535	6.692	(3.644)	7.992
Total from Investment Operations	(.662)	15.693	7.063	(3.277)	8.216
Distributions
Dividends from Net Investment Income	(.123)	(.397)	(.378)	(.212)	(.258)
Distributions from Realized Capital Gains	(3.085)	(.726)	(.825)	(.711)	(.158)
Total Distributions	(3.208)	(1.123)	(1.203)	(.923)	(.416)
Net Asset Value, End of Period	$39.70	$43.57	$29.00	$23.14	$27.34
Total Return	-1.54%	57.58%	31.22%	-12.61%	42.60%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,247	$5,897	$4,023	$3,109	$3,198
Ratio of Total Expenses to Average Net Assets[2]	0.38%	0.38%	0.38%	0.37%	0.39%
Ratio of Net Investment Income to Average Net Assets	0.81%	0.49%	1.43%	1.36%	0.93%
Portfolio Turnover Rate	21%[3]	22%	14%	16%	16%
1	Calculated based on average shares outstanding.
2	Includes performance-based investment advisory fee increases (decreases) of 0.04%, 0.04%, 0.04%, 0.03%, and 0.03%.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the portfolio’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.
11

International Portfolio
Notes to Financial Statements
The International Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio's shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.The portfolio invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the portfolio and thus portfolio performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the portfolio’s pricing time. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities.
Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.
2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the portfolio’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
3. Futures Contracts: The portfolio uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The portfolio may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the portfolio trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended December 31, 2021, the portfolio’s average investments in long and short futures contracts represented 3% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
12

International Portfolio
4. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The portfolio’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the portfolio’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the portfolio’s financial statements.
5. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
6. Securities Lending: To earn additional income, the portfolio lends its securities to qualified institutional borrowers. Security loans are subject to termination by the portfolio at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The portfolio further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the portfolio may experience delays and costs in recovering the securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the portfolio is entitled to all distributions made on or in respect of the loaned securities.
7. Credit Facilities and Interfund Lending Program: The portfolio and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the portfolio’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the portfolio and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the portfolio may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the portfolio’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended December 31, 2021, the portfolio did not utilize the credit facilities or the Interfund Lending Program.
8. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are
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International Portfolio
amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Taxes on foreign dividends and capital gains have been provided for in accordance with the portfolio’s understanding of the applicable countries’ tax rules and rates. Deferred foreign capital gains tax, if any, is accrued daily based upon net unrealized gains. The portfolio has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Such tax reclaims received during the year, if any, are included in dividend income. No other amounts for additional tax reclaims are reflected in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment.
B.	The investment advisory firms Baillie Gifford Overseas Ltd. and Schroder Investment Management North America Inc. each provide investment advisory services to a portion of the portfolio for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Baillie Gifford Overseas Ltd. and Schroder Investment Management North America Inc. is subject to quarterly adjustments based on performance relative to the MSCI All Country World Index ex USA for the preceding three years.
Vanguard manages the cash reserves of the portfolio as described below.
For the year ended December 31, 2021, the aggregate investment advisory fee paid to all advisors represented an effective annual rate of 0.15% of the portfolio’s average net assets, before a net increase of $1,988,000 (0.04%) based on performance.
C.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio corporate management, administrative, marketing, distribution, and cash management services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the portfolio may invest up to 0.40% of its net assets as capital in Vanguard. At December 31, 2021, the portfolio had contributed to Vanguard capital in the amount of $142,000, representing less than 0.01% of the portfolio’s net assets and 0.06% of Vanguard’s capital received pursuant to the FSA. The portfolio’s trustees and officers are also directors and employees, respectively, of Vanguard.
D.	Various inputs may be used to determine the value of the portfolio’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
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International Portfolio
The following table summarizes the market value of the portfolio’s investments and derivatives as of December 31, 2021, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks—North and South America	714,267	18,136	—	732,403
Common Stocks—Other	124,659	3,197,754	42,682	3,365,095
Temporary Cash Investments	158,733	—	—	158,733
Total	997,659	3,215,890	42,682	4,256,231
Derivative Financial Instruments
Assets
Futures Contracts[1]	1,901	—	—	1,901
Liabilities
Futures Contracts[1]	218	—	—	218
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
The determination of Level 3 fair value measurements is governed by documented policies and procedures adopted by the board of trustees. The board has designated a pricing review committee, as an agent of the board, to ensure the timely analysis and valuation of Level 3 securities held by the portfolio in accordance with established policies and procedures. The pricing review committee employs various methods for calibrating valuation approaches, including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity. All valuation decisions made by the pricing review committee are reported to the board on a quarterly basis for review and ratification. The board reviews the adequacy of the fair value measurement policies and procedures in place on an annual basis.
The following table summarizes changes in investments valued based on Level 3 inputs during the year ended December 31, 2021. Transfers, if any, into or out of Level 3 are recognized based on values as of the beginning of the period.
Amount Valued Based on Level 3 Inputs	Investments in Common Stocks ($000)	Investments in Preferred Stocks ($000)
Balance as of December 31, 2020	2,831	16,692
Transfers into Level 3	16,692	—
Transfers out of Level 3	—	(16,692)
Change in Unrealized Appreciation (Depreciation)	23,159	—
Balance as of December 31, 2021	42,682	—
Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2021, was $23,159,000. A $16,692,000 transfer between Level 3 categories (from investments in preferred stocks to investments in common stocks) resulted from a corporate action.
The following table provides quantitative information about the significant unobservable inputs used in fair value measurements as of December 31, 2021.
Security Type	Fair Value at 12/31/2021 ($000)	Valuation Technique	Unobservable Input	Amount or Range/ Weighted Avg.
Common Stocks	36,845	Comparable Companies & Recent Transaction	Reorganized Capitalization Structure/Indicative Offer	$3.3 billion
	5,837	Recent Transaction	Transaction Price	$304.497
Significant increases or decreases in the significant unobservable inputs used in the fair value measurement of the portfolio’s Level 3 securities, in isolation, could result in a significantly higher or lower fair value measurement at December 31, 2021.
E.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These
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International Portfolio
reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for in-kind redemptions and passive foreign investment companies were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	839,104
Total Distributable Earnings (Loss)	(839,104)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; the recognition of unrealized gains or losses from certain derivative contracts; and the recognition of unrealized gains from passive foreign investment companies. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	50,170
Undistributed Long-Term Gains	604,547
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	1,357,690
The tax character of distributions paid was as follows:
	Year Ended December 31,
	2021 Amount ($000)	2020 Amount ($000)
Ordinary Income*	16,021	63,225
Long-Term Capital Gains	408,341	84,122
Total	424,362	147,347
*	Includes short-term capital gains, if any.
As of December 31, 2021, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	2,897,299
Gross Unrealized Appreciation	1,589,782
Gross Unrealized Depreciation	(230,850)
Net Unrealized Appreciation (Depreciation)	1,358,932
F.	During the year ended December 31, 2021, the portfolio purchased $1,009,599,000 of investment securities and sold $2,520,195,000 of investment securities, other than temporary cash investments. Purchases and sales include $0 and $1,378,621,000, respectively, in connection with in-kind purchases and redemptions of the portfolio's capital shares.
G.	Capital shares issued and redeemed were:

	Year Ended December 31,
	2021 Shares (000)	2020 Shares (000)

Issued	18,577	20,275
Issued in Lieu of Cash Distributions	10,657	6,412
Redeemed	(57,631)	(30,059)
Net Increase (Decrease) in Shares Outstanding	(28,397)	(3,372)
At December 31, 2021, one shareholder (an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders) was the record or beneficial owner of 33% of the portfolio’s net assets. If this shareholder were to redeem its
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International Portfolio
investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio, cause the portfolio to incur higher transaction costs, or lead to the realization of taxable capital gains.
H.	Management has determined that no events or transactions occurred subsequent to December 31, 2021, that would require recognition or disclosure in these financial statements.
17

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Vanguard Variable Insurance Funds and Shareholders of International Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of International Portfolio (one of the portfolios constituting Vanguard Variable Insurance Funds, referred to hereafter as the "Portfolio") as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statement of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from the transfer agent or brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 17, 2022
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
18

Special 2021 tax information (unaudited) for corporate shareholders only for International Portfolio, a portfolio of Vanguard Variable Insurance Funds
This information for the fiscal year ended December 31, 2021, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.
The portfolio distributed $408,341,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.
The portfolio designates to shareholders foreign source income of $62,971,000 and foreign taxes paid of $4,982,000. Shareholders will receive more detailed information with their Form 1099-DIV in January 2022 to determine the calendar-year amounts to be included on their 2021 tax returns.
19

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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 217 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA. Trustee and vice chair of The Shipley School.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the board of directors of Out & Equal (2002–2006), the advisory board of the University of California, Berkeley School of Engineering (2020–present), and the advisory board of Santa Clara University’s Leavey School of Business (2018–present).
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.
Amy Gutmann
Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: adjunct professor of finance at the University of Notre Dame (2020–present). Chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Assistant professor (retired June 2020) of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of superintendence of the Institute for the Works of Religion, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law (2021–present), professor (2020–present), Distinguished Fellow of the Global Financial Markets Center (2020–present), and Rubenstein Fellow (2017–2020) at Duke University. Trustee (2017–present) of Amherst College and member of Amherst College Investment Committee (2019–present). Member of the Regenerative Crisis Response Committee (2020–present).
David A. Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE
1 Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Energy Company (2013–present). Trustee of Common Fund (2019–present).
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.
Executive Officers
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
David Cermak
Born in 1960. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present) of each of the investment companies served by Vanguard. Managing director and head (2017–present) of Vanguard Investments Singapore. Managing director and head (2017–2019) of Vanguard Investments Hong Kong. Representative director and head (2014–2017) of Vanguard Investments Japan.
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
John E. Schadl
Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
John T. Marcante	Lauren Valente
Chris D. Mclsaac

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This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
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© 2022 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q690I 022022

Annual Report  |  December 31, 2021
Vanguard Variable Insurance Funds
Mid-Cap Index Portfolio

Contents
Your Portfolio’s Performance at a Glance	1
About Your Portfolio’s Expenses	2
Performance Summary	3
Financial Statements	5
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your portfolio are spelled out in the prospectus.

Your Portfolio’s Performance at a Glance
•	For the 12 months ended December 31, 2021, the Mid-Cap Index Portfolio returned 24.36%, in line with its benchmark index after factoring in the portfolio’s expenses.
•	The U.S. economy continued to heal over the 12 months. Vaccination programs started rolling out shortly after the period began—helping some of the hardest-hit sectors, such as hospitality, leisure, and travel, begin to rebound—and more workers returned to the labor force. U.S. stocks performed strongly even as new COVID-19 variants spread, inflation surged, and Federal Reserve monetary policy turned less accommodative.
•	Technology contributed most to the portfolio’s performance. Industrials and real estate also performed strongly.
•	For the 10 years ended December 31, the portfolio’s average annual return was 14.97%, in line with its benchmark.
•	Please note that the portfolio’s returns are different from those in Vanguard Variable Annuity (and other plans that invest in the portfolio), which take into account insurance-related expenses.
Market Barometer
	Average Annual Total Returns Periods Ended December 31, 2021
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	26.45%	26.21%	18.43%
Russell 2000 Index (Small-caps)	14.82	20.02	12.02
Russell 3000 Index (Broad U.S. market)	25.66	25.79	17.97
FTSE All-World ex US Index (International)	8.36	13.66	9.89
Bonds
Bloomberg U.S. Aggregate Bond Index (Broad taxable market)	-1.54%	4.79%	3.57%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	1.52	4.73	4.17
FTSE Three-Month U.S. Treasury Bill Index	0.05	0.95	1.11
CPI
Consumer Price Index	7.04%	3.53%	2.92%
1

About Your Portfolio’s Expenses
As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.
A portfolio‘s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your portfolio’s costs in two ways:
•	Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio‘s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the portfolio’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your portfolio’s current prospectus.
Six Months Ended December 31, 2021
Mid-Cap Index Portfolio	Beginning Account Value 6/30/2021	Ending Account Value 12/31/2021	Expenses Paid During Period
Based on Actual Portfolio Return	$1,000.00	$1,079.10	$0.89
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.35	0.87
The calculations are based on expenses incurred in the most recent six-month period. The portfolio's annualized six-month expense ratio for that period is 0.17%. The dollar amounts shown as ”Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).
2

Mid-Cap Index Portfolio
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.
Cumulative Performance: December 31, 2011, Through December 31, 2021
Initial Investment of $10,000
		Average Annual Total Returns Periods Ended December 31, 2021
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Mid-Cap Index Portfolio	24.36%	15.72%	14.97%	$40,335
Spliced Mid-Cap Index	24.52	15.89	15.15	40,996
Dow Jones U.S. Total Stock Market Float Adjusted Index	25.66	17.92	16.24	45,050
Spliced Mid-Cap Index: MSCI US Mid Cap 450 Index through January 30, 2013; CRSP US Mid Cap Index thereafter.
See Financial Highlights for dividend and capital gains information.
3

Mid-Cap Index Portfolio
Portfolio Allocation
As of December 31, 2021
Basic Materials	3.4%
Consumer Discretionary	14.3
Consumer Staples	4.0
Energy	4.4
Financials	11.2
Health Care	11.2
Industrials	15.5
Real Estate	9.5
Technology	18.6
Telecommunications	2.1
Utilities	5.8
The table reflects the portfolio’s investments, except for short-term investments and derivatives. Sector categories are based on the Industry Classification Benchmark (“ICB”), except for the “Other” category (if applicable), which includes securities that have not been provided an ICB classification as of the effective reporting period.
The portfolio may invest in derivatives (such as futures and swap contracts) for various reasons, including, but not limited to, attempting to remain fully invested and tracking its target index as closely as possible.
The Industry Classification Benchmark (“ICB”) is owned by FTSE. FTSE does not accept any liability to any person for any loss or damage arising out of any error or omission in the ICB.
4

Mid-Cap Index Portfolio
Financial Statements
Schedule of Investments
As of December 31, 2021
The portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The portfolio’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (99.8%)
Basic Materials (3.4%)
	International Flavors & Fragrances Inc.	94,655	14,260
	Fastenal Co.	214,002	13,709
	Nucor Corp.	106,353	12,140
	Albemarle Corp.	43,446	10,156
	LyondellBasell Industries NV Class A	98,997	9,130
	Celanese Corp.	40,467	6,801
	International Paper Co.	144,052	6,768
	Avery Dennison Corp.	30,790	6,668
	Eastman Chemical Co.	50,025	6,049
	FMC Corp.	47,206	5,187
	CF Industries Holdings Inc.	39,894	2,824
	Westlake Chemical Corp.	5,947	578
			94,270
Consumer Discretionary (14.3%)
*	Aptiv plc	100,651	16,602
*	Trade Desk Inc. Class A	162,200	14,864
	DR Horton Inc.	126,039	13,669
*	Copart Inc.	79,430	12,043
*	Dollar Tree Inc.	83,644	11,754
	Lennar Corp. Class A	100,092	11,627
*	Etsy Inc.	47,100	10,312
	Tractor Supply Co.	42,313	10,096
*	Expedia Group Inc.	54,349	9,822
*	Southwest Airlines Co.	220,400	9,442
*	Delta Air Lines Inc.	238,300	9,313
*	Chipotle Mexican Grill Inc.	4,948	8,650
	Best Buy Co. Inc.	82,330	8,365
*	Ulta Beauty Inc.	20,272	8,359
*	AutoZone Inc.	3,942	8,264
*	Hilton Worldwide Holdings Inc.	51,800	8,080
*	CarMax Inc.	60,277	7,850
	Garmin Ltd.	57,246	7,795
	Domino's Pizza Inc.	13,559	7,652
*	Take-Two Interactive Software Inc.	42,897	7,624
	Genuine Parts Co.	52,983	7,428
*	NVR Inc.	1,233	7,286
	Darden Restaurants Inc.	48,294	7,275
*	Burlington Stores Inc.	24,860	7,247
*	Caesars Entertainment Inc.	75,600	7,071
	MGM Resorts International	148,196	6,651
	ViacomCBS Inc. Class B	215,441	6,502
*	Live Nation Entertainment Inc.	54,319	6,501
*	Carnival Corp.	310,016	6,237
*	Royal Caribbean Cruises Ltd.	80,543	6,194
	Omnicom Group Inc.	78,944	5,784
	Advance Auto Parts Inc.	23,186	5,562
	LKQ Corp.	92,138	5,531
	Whirlpool Corp.	22,616	5,307
*	United Airlines Holdings Inc.	120,204	5,263
*	Wayfair Inc. Class A	27,513	5,227
*,1	AMC Entertainment Holdings Inc. Class A	191,200	5,201
	PulteGroup Inc.	89,428	5,112
	Hasbro Inc.	48,688	4,955
	VF Corp.	65,685	4,809
*	Lyft Inc. Class A	104,998	4,487
	Fox Corp. Class A	120,600	4,450
	News Corp. Class A	186,921	4,170
		Shares	Market Value• ($000)
	Pool Corp.	7,100	4,019
	BorgWarner Inc.	89,040	4,013
*	Peloton Interactive Inc. Class A	105,300	3,766
*	Wynn Resorts Ltd.	38,750	3,295
	Bath & Body Works Inc.	46,700	3,259
*	DraftKings Inc. Class A	113,366	3,114
*	Liberty Media Corp.-Liberty SiriusXM Class C	60,436	3,073
*	Las Vegas Sands Corp.	78,100	2,940
*,1	Lucid Group Inc.	76,543	2,912
	Rollins Inc.	82,317	2,816
	Interpublic Group of Cos. Inc.	73,301	2,745
*	Discovery Inc. Class C	115,912	2,654
	Vail Resorts Inc.	7,552	2,476
*	American Airlines Group Inc.	120,551	2,165
	Lear Corp.	11,129	2,036
[1]	Sirius XM Holdings Inc.	298,400	1,895
*	Endeavor Group Holdings Inc. Class A	54,026	1,885
*	Chewy Inc. Class A	31,720	1,871
	Fox Corp. Class B	53,868	1,846
*	GameStop Corp. Class A	12,100	1,795
*,1	QuantumScape Corp. Class A	72,768	1,615
	Warner Music Group Corp. Class A	36,667	1,583
*	Discovery Inc. Class A	60,704	1,429
*	Liberty Media Corp.-Liberty SiriusXM Class A	26,345	1,340
	Lennar Corp. Class B	6,899	660
	ViacomCBS Inc. Class A	2,790	93
	News Corp. Class B	3,475	78
			397,806
Consumer Staples (4.0%)
	Corteva Inc.	271,669	12,845
	Kroger Co.	248,904	11,265
	Tyson Foods Inc. Class A	109,615	9,554
	Church & Dwight Co. Inc.	90,830	9,310
	McCormick & Co. Inc. (Non-Voting)	92,826	8,968
	Clorox Co.	45,711	7,970
	AmerisourceBergen Corp.	54,224	7,206
	McKesson Corp.	28,400	7,059
	Archer-Daniels-Midland Co.	104,100	7,036
	Kellogg Co.	95,120	6,128
	Conagra Brands Inc.	178,314	6,090
	J M Smucker Co.	38,280	5,199
	Hormel Foods Corp.	100,887	4,924
	Campbell Soup Co.	72,958	3,171
	Lamb Weston Holdings Inc.	27,113	1,718
	Molson Coors Beverage Co. Class B	33,508	1,553
*	Olaplex Holdings Inc.	24,258	707
			110,703
Energy (4.3%)
	Pioneer Natural Resources Co.	81,695	14,859
	Valero Energy Corp.	152,100	11,424
	Devon Energy Corp.	251,800	11,092
	ONEOK Inc.	165,882	9,747
	Occidental Petroleum Corp.	330,000	9,567
	Cheniere Energy Inc.	84,920	8,612
*	Enphase Energy Inc.	45,200	8,269
	Hess Corp.	103,636	7,672
	Baker Hughes Co.	307,812	7,406
	Marathon Petroleum Corp.	114,479	7,325
	Halliburton Co.	316,255	7,233
5

Mid-Cap Index Portfolio
		Shares	Market Value• ($000)
*	Plug Power Inc.	214,300	6,050
	Phillips 66	81,500	5,905
	Williams Cos. Inc.	226,064	5,887
			121,048
Financials (11.2%)
	MSCI Inc.	29,129	17,847
*	SVB Financial Group	21,867	14,831
	First Republic Bank	66,630	13,760
	Arthur J Gallagher & Co.	77,100	13,082
	Discover Financial Services	109,032	12,600
	Ameriprise Financial Inc.	41,592	12,547
	State Street Corp.	129,209	12,016
	Fifth Third Bancorp	254,366	11,078
	Willis Towers Watson plc	46,367	11,012
	Nasdaq Inc.	43,526	9,141
	American International Group Inc.	154,500	8,785
	Northern Trust Corp.	73,430	8,783
	Hartford Financial Services Group Inc.	126,612	8,741
	Huntington Bancshares Inc.	538,033	8,296
	KeyCorp	346,236	8,008
	Broadridge Financial Solutions Inc.	43,392	7,933
	Regions Financial Corp.	354,493	7,728
	Citizens Financial Group Inc.	158,450	7,487
	M&T Bank Corp.	47,886	7,354
	Principal Financial Group Inc.	98,564	7,129
	Raymond James Financial Inc.	69,087	6,936
	FactSet Research Systems Inc.	13,957	6,783
	Cincinnati Financial Corp.	57,004	6,494
*	Markel Corp.	5,084	6,274
	Ally Financial Inc.	128,808	6,133
*	Arch Capital Group Ltd.	136,448	6,065
	Apollo Asset Management Inc.	82,500	5,976
	MarketAxess Holdings Inc.	13,426	5,522
	Fidelity National Financial Inc.	100,544	5,246
	Cboe Global Markets Inc.	39,670	5,173
	Equitable Holdings Inc.	150,513	4,935
	Loews Corp.	80,233	4,634
	Annaly Capital Management Inc.	539,790	4,221
*	Athene Holding Ltd. Class A	49,086	4,090
	W R Berkley Corp.	49,256	4,058
	Everest Re Group Ltd.	14,624	4,006
	Tradeweb Markets Inc. Class A	39,100	3,915
	Franklin Resources Inc.	111,947	3,749
	Interactive Brokers Group Inc. Class A	32,950	2,617
	Lincoln National Corp.	31,936	2,180
*	Alleghany Corp.	2,397	1,600
	Globe Life Inc.	16,907	1,585
[1]	UWM Holdings Corp. Class A	33,400	198
			310,548
Health Care (11.1%)
*	IQVIA Holdings Inc.	71,073	20,053
*	Dexcom Inc.	36,093	19,380
*	Centene Corp.	217,060	17,886
	ResMed Inc.	54,184	14,114
*	Veeva Systems Inc. Class A	51,538	13,167
	West Pharmaceutical Services Inc.	27,600	12,945
*	Laboratory Corp. of America Holdings	35,620	11,192
*	IDEXX Laboratories Inc.	15,806	10,408
	Cerner Corp.	109,448	10,164
	PerkinElmer Inc.	46,900	9,430
*	Horizon Therapeutics plc	84,400	9,095
	STERIS plc	37,200	9,055
*	Catalent Inc.	63,700	8,156
*	Avantor Inc.	192,700	8,120
*	Seagen Inc.	51,044	7,891
	Quest Diagnostics Inc.	45,592	7,888
	Cooper Cos. Inc.	18,307	7,670
*	Alnylam Pharmaceuticals Inc.	44,433	7,535
		Shares	Market Value• ($000)
*	Hologic Inc.	93,489	7,158
*	Insulet Corp.	25,600	6,811
	Viatris Inc.	449,757	6,085
*	BioMarin Pharmaceutical Inc.	68,314	6,036
*	Bio-Rad Laboratories Inc. Class A	7,853	5,933
*	ABIOMED Inc.	16,055	5,766
	Teleflex Inc.	17,418	5,721
	Cardinal Health Inc.	104,723	5,392
*	Incyte Corp.	69,781	5,122
*	Exact Sciences Corp.	64,048	4,985
	Zimmer Biomet Holdings Inc.	38,826	4,932
*	Teladoc Health Inc.	53,600	4,922
	Royalty Pharma plc Class A	119,804	4,774
*	Elanco Animal Health Inc.	167,140	4,743
*	10X Genomics Inc. Class A	30,700	4,573
	DENTSPLY SIRONA Inc.	81,273	4,534
*	Henry Schein Inc.	51,590	4,000
*	Charles River Laboratories International Inc.	9,400	3,542
	Universal Health Services Inc. Class B	25,863	3,353
*	DaVita Inc.	22,728	2,586
*	agilon health Inc.	66,076	1,784
*	Novocure Ltd.	16,400	1,231
*	GoodRx Holdings Inc. Class A	27,175	888
*	Oak Street Health Inc.	20,105	666
*,1	Ginkgo Bioworks Holdings Inc.	66,307	551
			310,237
Industrials (15.5%)
	IHS Markit Ltd.	133,493	17,744
	Carrier Global Corp.	322,305	17,482
*	Mettler-Toledo International Inc.	8,556	14,521
	Cintas Corp.	32,681	14,483
*	Keysight Technologies Inc.	67,620	13,964
	Old Dominion Freight Line Inc.	38,505	13,800
	Verisk Analytics Inc.	59,921	13,706
	Equifax Inc.	45,421	13,299
	AMETEK Inc.	86,022	12,649
*	TransDigm Group Inc.	19,492	12,402
*	Zebra Technologies Corp. Class A	19,860	11,821
	Ball Corp.	120,442	11,595
	PACCAR Inc.	116,273	10,262
	Vulcan Materials Co.	49,312	10,236
	Martin Marietta Materials Inc.	23,216	10,227
	Dover Corp.	53,543	9,723
	Fortive Corp.	126,711	9,667
	Synchrony Financial	203,600	9,445
	Ingersoll Rand Inc.	151,612	9,380
*	Bill.com Holdings Inc.	36,200	9,019
*	United Rentals Inc.	26,978	8,965
*	Waters Corp.	22,728	8,469
	Expeditors International of Washington Inc.	63,018	8,463
	TransUnion	71,303	8,455
	WW Grainger Inc.	16,263	8,428
*	Generac Holdings Inc.	23,500	8,270
*	Trimble Inc.	93,304	8,135
	Xylem Inc.	67,068	8,043
*	Teledyne Technologies Inc.	17,400	7,602
	Rockwell Automation Inc.	21,574	7,526
	Otis Worldwide Corp.	78,996	6,878
	Jacobs Engineering Group Inc.	47,980	6,680
*	Affirm Holdings Inc. Class A	65,823	6,619
*	FleetCor Technologies Inc.	28,657	6,415
	JB Hunt Transport Services Inc.	31,269	6,391
	Masco Corp.	90,728	6,371
	Textron Inc.	82,018	6,332
	Westinghouse Air Brake Technologies Corp.	66,055	6,084
	Stanley Black & Decker Inc.	30,300	5,715
	Fortune Brands Home & Security Inc.	50,476	5,396
	Crown Holdings Inc.	47,563	5,262
	CH Robinson Worldwide Inc.	48,390	5,208

6

Mid-Cap Index Portfolio
		Shares	Market Value• ($000)
	Packaging Corp. of America	35,308	4,807
	Westrock Co.	98,503	4,370
	Snap-on Inc.	19,957	4,298
	HEICO Corp. Class A	26,699	3,431
	Cognex Corp.	31,241	2,429
	Jack Henry & Associates Inc.	13,760	2,298
	HEICO Corp.	15,569	2,245
	Hubbell Inc. Class B	10,132	2,110
*	Mohawk Industries Inc.	10,119	1,844
	Western Union Co.	74,926	1,337
*	Marqeta Inc. Class A	25,897	445
*	Aurora Innovation Inc.	35,700	402
			431,148
Real Estate (9.5%)
	Digital Realty Trust Inc.	105,575	18,673
	SBA Communications Corp.	40,505	15,757
	Realty Income Corp.	210,512	15,071
	Welltower Inc.	161,914	13,887
	AvalonBay Communities Inc.	51,959	13,124
	Alexandria Real Estate Equities Inc.	57,683	12,861
*	CBRE Group Inc. Class A	118,319	12,839
	Equity Residential	132,536	11,994
*	CoStar Group Inc.	146,940	11,613
	Weyerhaeuser Co.	278,621	11,474
	Extra Space Storage Inc.	49,792	11,289
	Invitation Homes Inc.	222,074	10,069
	Mid-America Apartment Communities Inc.	42,838	9,829
	Simon Property Group Inc.	61,133	9,767
	Sun Communities Inc.	44,388	9,320
	Duke Realty Corp.	141,699	9,301
	Essex Property Trust Inc.	24,228	8,534
	Ventas Inc.	148,400	7,586
	Healthpeak Properties Inc.	200,409	7,233
	UDR Inc.	114,950	6,896
	Camden Property Trust	38,030	6,795
	Boston Properties Inc.	52,274	6,021
	WP Carey Inc.	69,227	5,680
	Iron Mountain Inc.	107,663	5,634
*	Zillow Group Inc. Class C	62,600	3,997
*	Opendoor Technologies Inc.	170,900	2,497
	Regency Centers Corp.	31,799	2,396
*	Host Hotels & Resorts Inc.	133,058	2,314
*	Zillow Group Inc. Class A	16,000	996
			263,447
Technology (18.6%)
*	Synopsys Inc.	56,761	20,916
	Xilinx Inc.	92,215	19,552
	Amphenol Corp. Class A	222,452	19,456
*	Palo Alto Networks Inc.	34,866	19,412
*	Cadence Design Systems Inc.	103,045	19,202
*	Fortinet Inc.	51,670	18,570
	Microchip Technology Inc.	206,378	17,967
*	Datadog Inc. Class A	90,900	16,190
	Marvell Technology Inc.	153,138	13,398
*	EPAM Systems Inc.	20,000	13,369
*	Match Group Inc.	100,004	13,226
*	ANSYS Inc.	32,442	13,013
*	MongoDB Inc.	23,357	12,364
*	Okta Inc.	54,877	12,302
*	Cloudflare Inc. Class A	91,700	12,059
*	HubSpot Inc.	16,700	11,008
*	ON Semiconductor Corp.	160,200	10,881
	Corning Inc.	285,645	10,635
	CDW Corp.	50,462	10,334
*	Zscaler Inc.	31,300	10,058
	Teradyne Inc.	60,600	9,910
*	Gartner Inc.	29,037	9,708
	Skyworks Solutions Inc.	61,529	9,546
		Shares	Market Value• ($000)
*	Unity Software Inc.	63,798	9,122
*	VeriSign Inc.	35,131	8,917
	Seagate Technology Holdings plc	78,690	8,890
*	Tyler Technologies Inc.	15,200	8,177
	Monolithic Power Systems Inc.	16,263	8,023
*	Paycom Software Inc.	18,992	7,885
*	AppLovin Corp. Class A	82,333	7,761
	Hewlett Packard Enterprise Co.	486,468	7,672
	NetApp Inc.	83,180	7,652
*	Pinterest Inc. Class A	209,304	7,608
*	Western Digital Corp.	115,928	7,560
*	Akamai Technologies Inc.	60,452	7,075
*	Splunk Inc.	60,087	6,953
	SS&C Technologies Holdings Inc.	80,361	6,588
*	Qorvo Inc.	40,978	6,409
*	Twitter Inc.	141,277	6,106
*	Palantir Technologies Inc. Class A	319,120	5,811
*	ZoomInfo Technologies Inc. Class A	89,988	5,777
*	RingCentral Inc. Class A	30,490	5,712
	NortonLifeLock Inc.	205,463	5,338
*	DocuSign Inc.	34,768	5,295
*	GoDaddy Inc. Class A	61,797	5,244
*	Black Knight Inc.	54,885	4,549
	Citrix Systems Inc.	46,453	4,394
*	Coupa Software Inc.	27,600	4,362
*	UiPath Inc. Class A	96,211	4,150
*	IAC/InterActiveCorp	29,670	3,878
	Bentley Systems Inc. Class B	75,418	3,645
*	F5 Inc.	11,331	2,773
*	Dropbox Inc. Class A	109,486	2,687
*	Zendesk Inc.	22,500	2,347
	Leidos Holdings Inc.	26,100	2,320
*	IPG Photonics Corp.	6,491	1,117
*	Qualtrics International Inc. Class A	19,934	706
*	Bumble Inc. Class A	15,451	523
*	HashiCorp Inc. Class A	5,700	519
*	Gitlab Inc. Class A	4,000	348
*	Toast Inc. Class A	8,080	280
			517,249
Telecommunications (2.1%)
	Motorola Solutions Inc.	62,831	17,071
*	Arista Networks Inc.	85,760	12,328
*	Roku Inc.	43,796	9,994
*	Liberty Broadband Corp. Class C	54,539	8,786
	Lumen Technologies Inc.	380,587	4,776
*	DISH Network Corp. Class A	91,931	2,982
	Juniper Networks Inc.	60,639	2,166
*	Liberty Broadband Corp. Class A	6,486	1,044
*	Altice USA Inc. Class A	39,477	639
			59,786
Utilities (5.8%)
	Waste Connections Inc.	96,887	13,203
	American Water Works Co. Inc.	67,562	12,760
	Eversource Energy	127,884	11,635
	WEC Energy Group Inc.	117,363	11,392
	Consolidated Edison Inc.	131,539	11,223
	Edison International	141,441	9,653
*	PG&E Corp.	732,767	8,896
	Ameren Corp.	95,006	8,456
	Entergy Corp.	74,756	8,421
	FirstEnergy Corp.	202,478	8,421
	PPL Corp.	279,167	8,392
	DTE Energy Co.	64,896	7,758
	CMS Energy Corp.	107,699	7,006
	CenterPoint Energy Inc.	233,795	6,525
	Evergy Inc.	84,365	5,788
	AES Corp.	235,423	5,720
	Alliant Energy Corp.	92,998	5,717

7

Mid-Cap Index Portfolio
	Shares	Market Value• ($000)
Vistra Corp.	179,626	4,090
NiSource Inc.	146,193	4,036
Avangrid Inc.	28,745	1,434
		160,526
Total Common Stocks (Cost $1,889,259)		2,776,768
Temporary Cash Investments (0.5%)
Money Market Fund (0.5%)
[2,3] Vanguard Market Liquidity Fund, 0.090% (Cost $12,817)	128,183	12,817
Total Investments (100.3%) (Cost $1,902,076)		2,789,585
Other Assets and Liabilities—Net (-0.3%)		(8,638)
Net Assets (100%)		2,780,947
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $6,420,000.
2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3	Collateral of $6,989,000 was received for securities on loan.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	March 2022	6	1,428	(4)
E-mini S&P Mid-Cap 400 Index	March 2022	13	3,689	111
				107
See accompanying Notes, which are an integral part of the Financial Statements.
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Mid-Cap Index Portfolio
Statement of Assets and Liabilities
As of December 31, 2021
($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $1,889,259)	2,776,768
Affiliated Issuers (Cost $12,817)	12,817
Total Investments in Securities	2,789,585
Investment in Vanguard	88
Cash	1,056
Cash Collateral Pledged—Futures Contracts	410
Receivables for Accrued Income	2,850
Receivables for Capital Shares Issued	841
Total Assets	2,794,830
Liabilities
Payables for Investment Securities Purchased	5,147
Collateral for Securities on Loan	6,989
Payables for Capital Shares Redeemed	1,544
Payables to Vanguard	203
Variation Margin Payable—Futures Contracts	—
Total Liabilities	13,883
Net Assets	2,780,947
At December 31, 2021, net assets consisted of:

Paid-in Capital	1,618,536
Total Distributable Earnings (Loss)	1,162,411
Net Assets	2,780,947

Net Assets
Applicable to 94,341,242 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	2,780,947
Net Asset Value Per Share	$29.48
See accompanying Notes, which are an integral part of the Financial Statements.
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Mid-Cap Index Portfolio
Statement of Operations

Year Ended December 31, 2021
($000)
Investment Income
Income
Dividends	30,393
Interest[1]	2
Securities Lending—Net	136
Total Income	30,531
Expenses
The Vanguard Group—Note B
Investment Advisory Services	383
Management and Administrative	3,658
Marketing and Distribution	154
Custodian Fees	55
Auditing Fees	31
Shareholders’ Reports	42
Trustees’ Fees and Expenses	1
Total Expenses	4,324
Net Investment Income	26,207
Realized Net Gain (Loss)
Investment Securities Sold[1]	248,953
Futures Contracts	989
Realized Net Gain (Loss)	249,942
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	266,321
Futures Contracts	(22)
Change in Unrealized Appreciation (Depreciation)	266,299
Net Increase (Decrease) in Net Assets Resulting from Operations	542,448
1	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the portfolio were $2,000, ($2,000), less than $1,000, and $2,000, respectively. Purchases and sales are for temporary cash investment purposes.
See accompanying Notes, which are an integral part of the Financial Statements.
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Mid-Cap Index Portfolio
Statement of Changes in Net Assets

	Year Ended December 31,
	2021 ($000)	2020 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	26,207	29,290
Realized Net Gain (Loss)	249,942	163,685
Change in Unrealized Appreciation (Depreciation)	266,299	140,812
Net Increase (Decrease) in Net Assets Resulting from Operations	542,448	333,787
Distributions
Total Distributions	(190,939)	(142,409)
Capital Share Transactions
Issued	357,264	302,317
Issued in Lieu of Cash Distributions	190,939	142,409
Redeemed	(359,789)	(549,858)
Net Increase (Decrease) from Capital Share Transactions	188,414	(105,132)
Total Increase (Decrease)	539,923	86,246
Net Assets
Beginning of Period	2,241,024	2,154,778
End of Period	2,780,947	2,241,024
See accompanying Notes, which are an integral part of the Financial Statements.
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Mid-Cap Index Portfolio
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended December 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$25.77	$24.03	$20.23	$23.72	$21.11
Investment Operations
Net Investment Income[1]	.284	.325[2]	.334	.343	.292
Net Realized and Unrealized Gain (Loss) on Investments	5.642	3.047	5.621	(2.386)	3.575
Total from Investment Operations	5.926	3.372	5.955	(2.043)	3.867
Distributions
Dividends from Net Investment Income	(.318)	(.344)	(.350)	(.286)	(.270)
Distributions from Realized Capital Gains	(1.898)	(1.288)	(1.805)	(1.161)	(.987)
Total Distributions	(2.216)	(1.632)	(2.155)	(1.447)	(1.257)
Net Asset Value, End of Period	$29.48	$25.77	$24.03	$20.23	$23.72
Total Return	24.36%	18.07%	30.87%	-9.33%	19.08%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,781	$2,241	$2,155	$1,621	$1,804
Ratio of Total Expenses to Average Net Assets	0.17%	0.17%	0.17%	0.17%	0.19%
Ratio of Net Investment Income to Average Net Assets	1.03%	1.50%[2]	1.49%	1.49%	1.32%
Portfolio Turnover Rate	20%	28%	21%	21%	18%
1	Calculated based on average shares outstanding.
2	Net investment income per share and the ratio of net investment income to average net assets include $0.036 and 0.17%, respectively, resulting from a special dividend from NortonLifeLock Inc. in February 2020.
See accompanying Notes, which are an integral part of the Financial Statements.
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Mid-Cap Index Portfolio
Notes to Financial Statements
The Mid-Cap Index Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the portfolio and thus portfolio performance.
A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio's pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.
2. Futures Contracts: The portfolio uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The portfolio may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the portfolio trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended December 31, 2021, the portfolio’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The portfolio’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the portfolio’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the portfolio’s financial statements.
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Securities Lending: To earn additional income, the portfolio lends its securities to qualified institutional borrowers. Security loans are subject to termination by the portfolio at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The portfolio further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of
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Mid-Cap Index Portfolio
prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the portfolio may experience delays and costs in recovering the securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the portfolio is entitled to all distributions made on or in respect of the loaned securities.
6. Credit Facilities and Interfund Lending Program: The portfolio and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the portfolio’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternative rate agreed to by the portfolio and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the portfolio may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the portfolio’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended December 31, 2021, the portfolio did not utilize the credit facilities or the Interfund Lending Program.
7. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
B.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the portfolio may invest up to 0.40% of its net assets as capital in Vanguard. At December 31, 2021, the portfolio had contributed to Vanguard capital in the amount of $88,000, representing less than 0.01% of the portfolio’s net assets and 0.04% of Vanguard’s capital received pursuant to the FSA. The portfolio’s trustees and officers are also directors and employees, respectively, of Vanguard.
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Mid-Cap Index Portfolio
C.  Various inputs may be used to determine the value of the portfolio’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
At December 31, 2021, 100% of the market value of the portfolio's investments and derivatives was determined based on Level 1 inputs.
D.  Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for passive foreign investment companies were reclassified between the individual components of total distributable earnings (loss).
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; the recognition of unrealized gains or losses from certain derivative contracts; and the recognition of unrealized gains from passive foreign investment companies. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	54,272
Undistributed Long-Term Gains	221,243
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	886,896
The tax character of distributions paid was as follows:
	Year Ended December 31,
	2021 Amount ($000)	2020 Amount ($000)
Ordinary Income*	46,656	31,056
Long-Term Capital Gains	144,283	111,353
Total	190,939	142,409
*	Includes short-term capital gains, if any.
As of December 31, 2021, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	1,902,689
Gross Unrealized Appreciation	985,028
Gross Unrealized Depreciation	(98,132)
Net Unrealized Appreciation (Depreciation)	886,896
E.  During the year ended December 31, 2021, the portfolio purchased $534,824,000 of investment securities and sold $508,966,000 of investment securities, other than temporary cash investments.
The portfolio purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended December 31, 2021, such purchases were $82,700,000 and sales were $124,946,000, resulting in
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Mid-Cap Index Portfolio
net realized gain of $57,390,000; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
F.  Capital shares issued and redeemed were:
	Year Ended December 31,
	2021 Shares (000)	2020 Shares (000)

Issued	12,978	14,451
Issued in Lieu of Cash Distributions	7,500	8,812
Redeemed	(13,103)	(25,982)
Net Increase (Decrease) in Shares Outstanding	7,375	(2,719)
At December 31, 2021, one shareholder, (an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders) was the record or beneficial owner of 37% of the portfolio’s net assets. If this shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio's expense ratio, cause the portfolio to incur higher transaction costs, or lead to the realization of taxable capital gains.
G.  Management has determined that no events or transactions occurred subsequent to December 31, 2021, that would require recognition or disclosure in these financial statements.
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Report of Independent Registered
Public Accounting Firm
To the Board of Trustees of Vanguard Variable Insurance Funds and Shareholders of Mid-Cap Index Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Mid-Cap Index Portfolio (one of the portfolios constituting Vanguard Variable Insurance Funds, referred to hereafter as the "Portfolio") as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statement of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from the transfer agent or brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 16, 2022
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
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Special 2021 tax information (unaudited) for corporate shareholders only for Mid-Cap Index Portfolio, a portfolio of Vanguard Variable Insurance Funds
This information for the fiscal year ended December 31, 2021, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.
The portfolio distributed $144,283,000 as capital gain dividend (20% rate gain distributions) to shareholders during the fiscal year.
For corporate shareholders, 44.3% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.
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The CRSP US Mid Cap Index (the “Index”) is a product of the Center for Research in Security Prices, LLC (“CRSP”), an affiliate of the University of Chicago (“University”), and has been licensed for use by Vanguard. CRSP® is a trademark of CRSP; and has been licensed by CRSP for use for certain purposes by Vanguard. The Vanguard Mid-Cap Index Portfolio is not sponsored, endorsed, sold or promoted by CRSP or University. Neither CRSP nor University makes any representation or warranty, express or implied, to the owners of the Vanguard Mid-Cap Index Portfolio or any member of the public regarding the advisability of investing in securities generally or in Vanguard Mid-Cap Index Portfolio particularly or the ability of the Index to track general market performance. The Index is determined, composed and calculated without regard to Vanguard or the Vanguard Mid-Cap Index Portfolio. Neither CRSP nor the University has any obligation to take the needs of Vanguard or the owners of Vanguard Mid-Cap Index Portfolio into consideration in determining, composing or calculating the Index. Neither CRSP nor the University is responsible for and has not participated in the determination of the prices and amount of Vanguard Mid-Cap Index Portfolio or the timing of the issuance or sale of Vanguard Mid-Cap Index Portfolio or in the determination or calculation of the equation by which Vanguard Mid-Cap Index Portfolio is to be converted into cash, surrendered or redeemed, as the case may be. Neither CRSP nor the University has any obligation or liability in connection with the administration, marketing or trading of Vanguard Mid-Cap Index Portfolio. There is no assurance that investment products based on the Index will accurately track index performance or provide positive investment returns. Neither CRSP nor the University is an investment advisor. Inclusion of a security within an index is not a recommendation by CRSP or the University to buy, sell, or hold such security, nor is it considered to be investment advice.
NEITHER CRSP NOR THE UNIVERSITY GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. NEITHER CRSP NOR THE UNIVERSITY SHALL BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. NEITHER CRSP NOR THE UNIVERSITY MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND CRSP AND THE UNIVERSITY EXPRESSLY DISCLAIM ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY VANGUARD, OWNERS OF THE VANGUARD MID-CAP INDEX PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL CRSP OR THE UNIVERSITY BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF IT HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD-PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN CRSP AND VANGUARD, OTHER THAN THE LICENSORS, IF ANY, OF CRSP.
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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 217 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA. Trustee and vice chair of The Shipley School.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the board of directors of Out & Equal (2002–2006), the advisory board of the University of California, Berkeley School of Engineering (2020–present), and the advisory board of Santa Clara University’s Leavey School of Business (2018–present).
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.
Amy Gutmann
Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: adjunct professor of finance at the University of Notre Dame (2020–present). Chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Assistant professor (retired June 2020) of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of superintendence of the Institute for the Works of Religion, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law (2021–present), professor (2020–present), Distinguished Fellow of the Global Financial Markets Center (2020–present), and Rubenstein Fellow (2017–2020) at Duke University. Trustee (2017–present) of Amherst College and member of Amherst College Investment Committee (2019–present). Member of the Regenerative Crisis Response Committee (2020–present).

1 Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

David A. Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company (2013–present). Trustee of Common Fund (2019–present).
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.
Executive Officers
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
David Cermak
Born in 1960. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present) of each of the investment companies served by Vanguard. Managing director and head (2017–present) of Vanguard Investments Singapore. Managing director and head (2017–2019) of Vanguard Investments Hong Kong. Representative director and head (2014–2017) of Vanguard Investments Japan.
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
John E. Schadl
Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
John T. Marcante	Lauren Valente
Chris D. McIsaac

Connect with Vanguard®>vanguard.com
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This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your portfolio on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
Source for Bloomberg indexes: Bloomberg Index Services Limited. Copyright 2022, Bloomberg. All rights reserved.
© 2022 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q690MC 022022

Annual Report  |  December 31, 2021
Vanguard Variable Insurance Funds
Moderate Allocation Portfolio

Contents
Your Portfolio’s Performance at a Glance	1
About Your Portfolio's Expenses	2
Performance Summary	3
Financial Statements	5
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your portfolio are spelled out in the prospectus.

Your Portfolio’s Performance at a Glance
•	For the 12 months ended December 31, 2021, the Moderate Allocation Portfolio returned 10.07%, trailing the 10.36% return of its benchmark, the Moderate Allocation Composite Index. The portfolio posted a return different from that of its benchmark in part because of differences in the timing for rebalancing them to their target allocations.
•	Vaccination programs started rolling out in developed countries shortly after the period began, helping some of the hardest-hit sectors such as hospitality, leisure, and travel begin to rebound, and more workers returned to the labor force.
•	U.S. and global stocks performed strongly even as new COVID-19 variants spread, inflation surged, and many central banks adopted less accommodative monetary stances. Bond yields rose in much of the developed world, including in the U.S.
•	The portfolio targets an asset allocation of approximately 60% stocks and 40% bonds through these holdings: Vanguard Variable Insurance Funds Total Bond Market Index Portfolio and Equity Index Portfolio and Admiral Shares of Vanguard Total International Bond Index Fund, Vanguard Total International Stock Index Fund, and Vanguard Extended Market Index Fund.
•	The Equity Index Portfolio return helped performance most at 28.55%; the Extended Market Index Fund returned 12.45%. The Total International Bond Index Fund returned –2.22%, the Total Bond Market Index Portfolio –1.72%, and the Total International Stock Index Fund 8.62%.
•	The portfolio recorded an average annual return of 9.22% for the 10 years ended December 31, near its benchmark average of 9.30%.
•	Please note that the portfolio’s returns are different from those in Vanguard Variable Annuity (and other plans that invest in the portfolio), which take into account insurance-related expenses.
Market Barometer
	Average Annual Total Returns Periods Ended December 31, 2021
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	26.45%	26.21%	18.43%
Russell 2000 Index (Small-caps)	14.82	20.02	12.02
Russell 3000 Index (Broad U.S. market)	25.66	25.79	17.97
FTSE All-World ex US Index (International)	8.36	13.66	9.89
Bonds
Bloomberg U.S. Aggregate Bond Index (Broad taxable market)	-1.54%	4.79%	3.57%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	1.52	4.73	4.17
FTSE Three-Month U.S. Treasury Bill Index	0.05	0.95	1.11
CPI
Consumer Price Index	7.04%	3.53%	2.92%
1

About Your Portfolio’s Expenses
As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.
A portfolio‘s expenses are expressed as a percentage of its average net assets. The Moderate Allocation Portfolio has no direct expenses, but bears its proportionate share of the costs for the underlying funds in which it invests. These indirect expenses make up the acquired fund fees and expenses, also expressed as a percentage of average net assets. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs were calculated using the acquired fund fees and expenses for the Moderate Allocation Portfolio.
The accompanying table illustrates your portfolio’s costs in two ways:
•	Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio‘s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the portfolio’s expenses in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your portfolio’s current prospectus.
Six Months Ended December 31, 2021
Moderate Allocation Portfolio	Beginning Account Value 6/30/2021	Ending Account Value 12/31/2021	Expenses Paid During Period
Based on Actual Portfolio Return	$1,000.00	$1,029.50	$0.61
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.60	0.61
The calculations are based on acquired fund fees and expenses for the most recent six-month period. The underlying portfolio's annualized expense figure for that period is 0.12%. The dollar amounts shown as ”Expenses Paid” are equal to the annualized average weighted expense ratio for the underlying funds multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).
2

Moderate Allocation Portfolio
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.
Cumulative Performance: December 31, 2011, Through December 31, 2021
Initial Investment of $10,000
		Average Annual Total Returns Periods Ended December 31, 2021
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Moderate Allocation Portfolio	10.07%	10.31%	9.22%	$24,147
Moderate Allocation Composite Index	10.36	10.62	9.30	24,323
Dow Jones U.S. Total Stock Market Float Adjusted Index	25.66	17.92	16.24	45,050
Moderate Allocation Composite Index: Weighted 36% S&P Total Market Index, 28% Bloomberg U.S. Aggregate Float Adjusted Index, 24% FTSE Global All Cap ex US Index, and 12% Bloomberg Global Aggregate ex-USD Float Adjusted RIC Capped Index (USD Hedged) as of April 1, 2017. Weighted 42% S&P Total Market Index, 32% Bloomberg U.S. Aggregate Float Adjusted Index, 18% FTSE Global All Cap ex US Index, and 8% Bloomberg Global Aggregate ex-USD Float Adjusted RIC Capped Index (USD Hedged) through March 31, 2017. Previously, the composite was weighted 42% S&P Total Market Index, 40% Bloomberg U.S. Aggregate Float Adjusted Index, and 18% MSCI ACWI ex USA IMI Index through June 2, 2013.
See Financial Highlights for dividend and capital gains information.
3

Moderate Allocation Portfolio
Underlying Vanguard Funds
As of December 31, 2021
Vanguard Variable Insurance Funds—Equity Index Portfolio	30.3%
Vanguard Variable Insurance Funds—Total Bond Market Index Portfolio	27.9
Vanguard Total International Stock Index Fund Admiral Shares	23.9
Vanguard Total International Bond Index Fund Admiral Shares	11.9
Vanguard Extended Market Index Fund Admiral Shares	6.0
The table reflects the portfolio's investments, except for short-term investments.
4

Moderate Allocation Portfolio
Financial Statements
Schedule of Investments
As of December 31, 2021
The portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The portfolio’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
	Shares	Market Value• ($000)
Investment Companies (99.9%)
U.S. Stock Funds (36.2%)
Vanguard Variable Insurance Funds—Equity Index Portfolio	3,425,578	224,272
Vanguard Extended Market Index Fund Admiral Shares	319,343	44,293
		268,565
International Stock Fund (23.9%)
Vanguard Total International Stock Index Fund Admiral Shares	5,176,131	177,024
U.S. Bond Fund (27.9%)
Vanguard Variable Insurance Funds—Total Bond Market Index Portfolio	16,926,241	206,838
International Bond Fund (11.9%)
Vanguard Total International Bond Index Fund Admiral Shares	4,014,131	88,552
Total Investment Companies (Cost $619,425)		740,979
Temporary Cash Investments (0.0%)
Money Market Fund (0.0%)
[1] Vanguard Market Liquidity Fund, 0.090% (Cost $27)	276	28
Total Investments (99.9%) (Cost $619,452)		741,007
Other Assets and Liabilities—Net (0.1%)		505
Net Assets (100%)		741,512
Cost is in $000.
•	See Note A in Notes to Financial Statements.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.
5

Moderate Allocation Portfolio
Statement of Assets and Liabilities
As of December 31, 2021
($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value—Affiliated Funds (Cost $619,452)	741,007
Receivables for Capital Shares Issued	759
Total Assets	741,766
Liabilities
Payables for Investment Securities Purchased	27
Payables for Capital Shares Redeemed	227
Total Liabilities	254
Net Assets	741,512
At December 31, 2021, net assets consisted of:

Paid-in Capital	575,741
Total Distributable Earnings (Loss)	165,771
Net Assets	741,512

Net Assets
Applicable to 21,876,980 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	741,512
Net Asset Value Per Share	$33.89
See accompanying Notes, which are an integral part of the Financial Statements.
6

Moderate Allocation Portfolio
Statement of Operations

Year Ended December 31, 2021
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	14,770
Net Investment Income—Note B	14,770
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	10,044
Affiliated Funds Sold	19,911
Futures Contracts	(41)
Realized Net Gain (Loss)	29,914
Change in Unrealized Appreciation (Depreciation) from Affiliated Funds	22,282
Net Increase (Decrease) in Net Assets Resulting from Operations	66,966
See accompanying Notes, which are an integral part of the Financial Statements.
7

Moderate Allocation Portfolio
Statement of Changes in Net Assets

	Year Ended December 31,
	2021 ($000)	2020 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	14,770	10,787
Realized Net Gain (Loss)	29,914	24,533
Change in Unrealized Appreciation (Depreciation)	22,282	46,407
Net Increase (Decrease) in Net Assets Resulting from Operations	66,966	81,727
Distributions
Total Distributions	(34,631)	(24,041)
Capital Share Transactions
Issued	87,803	133,393
Issued in Lieu of Cash Distributions	34,631	24,041
Redeemed	(93,222)	(66,835)
Net Increase (Decrease) from Capital Share Transactions	29,212	90,599
Total Increase (Decrease)	61,547	148,285
Net Assets
Beginning of Period	679,965	531,680
End of Period	741,512	679,965
See accompanying Notes, which are an integral part of the Financial Statements.
8

Moderate Allocation Portfolio
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended December 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$32.45	$30.12	$26.46	$29.35	$26.67
Investment Operations
Net Investment Income[1]	.691	.552	.720	.634	.657
Capital Gain Distributions Received[1]	.470	.184	.199	.148	.309
Net Realized and Unrealized Gain (Loss) on Investments	1.977	2.976	4.106	(2.142)	2.863
Total from Investment Operations	3.138	3.712	5.025	(1.360)	3.829
Distributions
Dividends from Net Investment Income	(.496)	(.720)	(.657)	(.577)	(.545)
Distributions from Realized Capital Gains	(1.202)	(.662)	(.708)	(.953)	(.604)
Total Distributions	(1.698)	(1.382)	(1.365)	(1.530)	(1.149)
Net Asset Value, End of Period	$33.89	$32.45	$30.12	$26.46	$29.35
Total Return	10.07%	13.77%	19.53%	-4.94%	14.80%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$742	$680	$532	$400	$394
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.12%	0.12%	0.12%	0.12%	0.14%
Ratio of Net Investment Income to Average Net Assets	2.09%	1.89%	2.54%	2.25%	2.36%
Portfolio Turnover Rate	10%	26%	13%	20%	21%
1	Calculated based on average shares outstanding.
See accompanying Notes, which are an integral part of the Financial Statements.
9

Moderate Allocation Portfolio
Notes to Financial Statements
The Moderate Allocation Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio follows a balanced investment strategy by investing in selected Vanguard funds and portfolios to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund and portfolio are available at www.vanguard.com. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.
Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the portfolio and thus portfolio performance.
A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.
1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.
2. Futures Contracts: The portfolio uses stock and bond futures contracts to a limited extent, with the objectives of maintaining full exposure to the market and maintaining its target asset allocation. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of investments held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the portfolio trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended December 31, 2021, the portfolio’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period. The portfolio had no open futures contracts at December 31, 2021.
3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The portfolio’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the portfolio’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the portfolio’s financial statements.
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Credit Facilities and Interfund Lending Program: The portfolio and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the portfolio’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and borne by the funds in which the portfolio invests (see Note B). Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate
10

Moderate Allocation Portfolio
rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternative rate agreed to by the portfolio and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the portfolio may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the portfolio’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended December 31, 2021, the portfolio did not utilize the credit facilities or the Interfund Lending Program.
6. Other: Income and capital gain distributions received are recorded on the ex-dividend date.
Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
B.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the portfolio and all other expenses incurred by the portfolio during the period ended December 31, 2021, were borne by the underlying Vanguard funds in which the portfolio invests. The portfolio’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.
C.  Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.
At December 31, 2021, 100% of the market value of the portfolio's investments was determined based on Level 1 inputs.
D.  Permanent differences between book-basis and tax-basis components of net assets, if any, are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share.
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	15,889
Undistributed Long-Term Gains	28,327
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	121,555
11

Moderate Allocation Portfolio
The tax character of distributions paid was as follows:
	Year Ended December 31,
	2021 Amount ($000)	2020 Amount ($000)
Ordinary Income*	13,468	13,036
Long-Term Capital Gains	21,163	11,005
Total	34,631	24,041
*	Includes short-term capital gains, if any.
As of December 31, 2021, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	619,452
Gross Unrealized Appreciation	127,401
Gross Unrealized Depreciation	(5,846)
Net Unrealized Appreciation (Depreciation)	121,555
E.  Capital shares issued and redeemed were:
	Year Ended December 31,
	2021 Shares (000)	2020 Shares (000)

Issued	2,654	4,652
Issued in Lieu of Cash Distributions	1,101	974
Redeemed	(2,832)	(2,325)
Net Increase (Decrease) in Shares Outstanding	923	3,301
At December 31, 2021, one shareholder (an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders) was the record or beneficial owner of 72% of the portfolio’s net assets. If this shareholder were to redeem its investment in the portfolio, the redemption might lead to the realization of taxable capital gains.
F.  Transactions during the period in affiliated underlying Vanguard funds were as follows:
		Current Period Transactions
	Dec. 31, 2020 Market Value ($000)	Purchases at Cost ($000)	Proceeds from Securities Sold ($000)	Realized Net Gain (Loss) ($000)	Change in Unrealized App. (Dep.) ($000)	Income ($000)	Capital Gain Distributions Received ($000)	Dec. 31, 2021 Market Value ($000)
Vanguard Extended Market Index Fund	45,093	1,252	6,948	3,690	1,206	502	—	44,293
Vanguard Market Liquidity Fund	—	NA1	NA1	—	1	—	—	28
Vanguard Total International Bond Index Fund	81,529	15,799	3,815	195	(5,156)	2,552	566	88,552
Vanguard Total International Stock Index Fund	164,483	18,779	15,120	3,626	5,256	5,133	—	177,024
Vanguard Variable Insurance Funds—Equity Index Portfolio	200,112	13,279	31,236	11,919	30,198	2,644	7,899	224,272
Vanguard Variable Insurance Funds—Total Bond Market Index Portfolio	189,033	41,646	15,099	481	(9,223)	3,939	1,579	206,838
Total	680,250	90,755	72,218	19,911	22,282	14,770	10,044	741,007
1	Not applicable—purchases and sales are for temporary cash investment purposes.
12

Moderate Allocation Portfolio
G.  Management has determined that no events or transactions occurred subsequent to December 31, 2021, that would require recognition or disclosure in these financial statements.
13

Report of Independent Registered
Public Accounting Firm
To the Board of Trustees of Vanguard Variable Insurance Funds and Shareholders of Moderate Allocation Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Moderate Allocation Portfolio (one of the portfolios constituting Vanguard Variable Insurance Funds, referred to hereafter as the "Portfolio") as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statement of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 16, 2022
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
14

Special 2021 tax information (unaudited) for corporate shareholders only for Moderate Allocation Portfolio, a portfolio of Vanguard Variable Insurance Funds
This information for the fiscal year ended December 31, 2021, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.
The portfolio distributed $21,163,000 as capital gain dividend (20% rate gain distributions) to shareholders during the fiscal year.
For corporate shareholders, 17.2% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.
The portfolio designates to shareholders foreign source income of $5,762,000 and foreign taxes paid of $320,000. Shareholders will receive more detailed information with their Form 1099-DIV in January 2022 to determine the calendar-year amounts to be included on their 2021 tax returns.
15

"Bloomberg®," Bloomberg U.S. Aggregate Float Adjusted Index, and Bloomberg Global Aggregate ex-USD Float Adjusted RIC Capped Index (USD Hedged) are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (BISL), the administrator of the index (collectively, Bloomberg), and have been licensed for use for certain purposes by The Vanguard Group, Inc. (Vanguard).
The Moderate Allocation Portfolio is not sponsored, endorsed, sold or promoted by Bloomberg. Bloomberg does not make any representation or warranty, express or implied, to the owners of or counterparties to the Moderate Allocation Portfolio or any member of the public regarding the advisability of investing in securities generally or in the Moderate Allocation Portfolio particularly. The only relationship of Bloomberg to Vanguard is the licensing of certain trademarks, trade names and service marks and of the Bloomberg U.S. Aggregate Float Adjusted Index and Bloomberg Global Aggregate ex-USD Float Adjusted RIC Capped Index (USD Hedged) (the Indices), which are determined, composed and calculated by BISL without regard to Vanguard or the Moderate Allocation Portfolio. Bloomberg has no obligation to take the needs of Vanguard or the owners of the Moderate Allocation Portfolio into consideration in determining, composing or calculating the Indices. Bloomberg is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Moderate Allocation Portfolio to be issued. Bloomberg shall not have any obligation or liability, including, without limitation, to Moderate Allocation Portfolio customers, in connection with the administration, marketing or trading of the Moderate Allocation Portfolio.
BLOOMBERG DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDICES OR ANY DATA RELATED THERETO AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. BLOOMBERG DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY VANGUARD, OWNERS OF THE MODERATE ALLOCATION PORTFOLIO OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDICES OR ANY DATA RELATED THERETO. BLOOMBERG DOES NOT MAKE ANY EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDICES OR ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, TO THE MAXIMUM EXTENT ALLOWED BY LAW, BLOOMBERG, ITS LICENSORS, AND ITS AND THEIR RESPECTIVE EMPLOYEES, CONTRACTORS, AGENTS, SUPPLIERS, AND VENDORS SHALL HAVE NO LIABILITY OR RESPONSIBILITY WHATSOEVER FOR ANY INJURY OR DAMAGES—WHETHER DIRECT, INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR OTHERWISE—ARISING IN CONNECTION WITH THE MODERATE ALLOCATION PORTFOLIO OR THE INDICES OR ANY DATA OR VALUES RELATING THERETO—WHETHER ARISING FROM THEIR NEGLIGENCE OR OTHERWISE, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.
© 2022 Bloomberg.
Used with Permission. Source: Bloomberg Index Services Limited. Copyright 2022, Bloomberg. All rights reserved.
16

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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 217 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA. Trustee and vice chair of The Shipley School.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the board of directors of Out & Equal (2002–2006), the advisory board of the University of California, Berkeley School of Engineering (2020–present), and the advisory board of Santa Clara University’s Leavey School of Business (2018–present).
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.
Amy Gutmann
Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: adjunct professor of finance at the University of Notre Dame (2020–present). Chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Assistant professor (retired June 2020) of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of superintendence of the Institute for the Works of Religion, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law (2021–present), professor (2020–present), Distinguished Fellow of the Global Financial Markets Center (2020–present), and Rubenstein Fellow (2017–2020) at Duke University. Trustee (2017–present) of Amherst College and member of Amherst College Investment Committee (2019–present). Member of the Regenerative Crisis Response Committee (2020–present).

1 Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

David A. Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company (2013–present). Trustee of Common Fund (2019–present).
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.
Executive Officers
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
David Cermak
Born in 1960. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present) of each of the investment companies served by Vanguard. Managing director and head (2017–present) of Vanguard Investments Singapore. Managing director and head (2017–2019) of Vanguard Investments Hong Kong. Representative director and head (2014–2017) of Vanguard Investments Japan.
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
John E. Schadl
Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
John T. Marcante	Lauren Valente
Chris D. McIsaac

Connect with Vanguard®>vanguard.com
Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing > 800-749-7273
This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your portfolio on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
© 2022 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q690MA 022022

Annual Report   |   December 31, 2021
Vanguard Variable Insurance Funds
Money Market Portfolio

Contents
About Your Portfolio’s Expenses	1
Financial Statements	3

About Your Portfolio’s Expenses
As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio's gross income, directly reduce the investment return of the portfolio.
A portfolio's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your portfolio's costs in two ways:
•	Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the portfolio's actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio's costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio's actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the portfolio's expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your portfolio's current prospectus.
Six Months Ended December 31, 2021
Money Market Portfolio	Beginning Account Value 6/30/2021	Ending Account Value 12/31/2021	Expenses Paid During Period
Based on Actual Portfolio Return	$1,000.00	$1,000.10	$0.30
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.90	0.31
The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.06%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).
1

Money Market Portfolio
Distribution by Effective Maturity1
As of December 31, 2021
1 - 7 Days	44.8%
8 - 30 Days	11.4
31 - 60 Days	18.1
61 - 90 Days	5.1
91 - 180 Days	16.6
Over 180 Days	4.0
1 Percentage of investments.
2

Money Market Portfolio
Financial Statements
Schedule of Investments
As of December 31, 2021
The portfolio publishes its holdings on a monthly basis on Vanguard’s website and files them with the Securities and Exchange Commission (SEC) on Form N-MFP. The portfolio’s Form N-MFP filings may be viewed via a link on the “Portfolio Holdings” page at www.vanguard.com or on the SEC’s website at www.sec.gov.
		Yield[1]	Maturity Date	Face Amount ($000)	Market Value• ($000)
U.S. Government and Agency Obligations (82.9%)
[2]	Fannie Mae Discount Notes	0.051%–0.056%	1/5/22	28,335	28,335
[2]	Fannie Mae Discount Notes	0.055%–0.056%	1/12/22	15,000	15,000
[2]	Fannie Mae Discount Notes	0.051%–0.056%	2/2/22	43,627	43,625
[2]	Fannie Mae Discount Notes	0.055%–0.060%	2/9/22	40,000	39,998
[2]	Fannie Mae Discount Notes	0.054%	2/16/22	10,000	9,999
	Federal Farm Credit Banks Funding Corp.	2.200%	1/12/22	2,250	2,251
	Federal Farm Credit Banks Funding Corp.	1.550%	1/28/22	1,095	1,096
[3]	Federal Farm Credit Banks Funding Corp., Fed Funds Effective Rate - 0.020%	0.060%	1/1/22	1,000	1,000
[3]	Federal Farm Credit Banks Funding Corp., Fed Funds Effective Rate + 0.360%	0.440%	1/1/22	10,000	10,034
[3]	Federal Farm Credit Banks Funding Corp., SOFR + 0.004%	0.090%	1/1/22	2,500	2,500
[3]	Federal Farm Credit Banks Funding Corp., SOFR + 0.005%	0.055%	1/1/22	1,000	1,000
[3]	Federal Farm Credit Banks Funding Corp., SOFR + 0.005%	0.055%	1/1/22	1,000	1,000
[3]	Federal Farm Credit Banks Funding Corp., SOFR + 0.025%	0.075%	1/1/22	1,000	1,000
[3]	Federal Farm Credit Banks Funding Corp., SOFR + 0.045%	0.095%	1/1/22	1,500	1,500
[3]	Federal Farm Credit Banks Funding Corp., SOFR + 0.055%	0.105%	1/1/22	500	500
[3]	Federal Farm Credit Banks Funding Corp., SOFR + 0.060%	0.110%	1/1/22	1,000	1,000
[3]	Federal Farm Credit Banks Funding Corp., SOFR + 0.060%	0.110%	1/1/22	1,000	1,000
[3]	Federal Farm Credit Banks Funding Corp., SOFR + 0.070%	0.120%	1/1/22	1,500	1,500
[3]	Federal Farm Credit Banks Funding Corp., SOFR + 0.080%	0.130%	1/1/22	1,000	1,000
[3]	Federal Farm Credit Banks Funding Corp., SOFR + 0.080%	0.130%	1/1/22	1,000	1,000
[3]	Federal Farm Credit Banks Funding Corp., SOFR + 0.085%	0.135%	1/1/22	1,000	1,000
[3]	Federal Farm Credit Banks Funding Corp., SOFR + 0.145%	0.195%	1/1/22	1,000	1,000
[3]	Federal Farm Credit Banks Funding Corp., SOFR + 0.170%	0.220%	1/1/22	2,921	2,922
[3]	Federal Farm Credit Banks Funding Corp., SOFR + 0.170%	0.220%	1/1/22	1,000	1,000
[3]	Federal Farm Credit Banks Funding Corp., SOFR + 0.190%	0.240%	1/1/22	8,000	8,005
[3]	Federal Farm Credit Banks Funding Corp., United States Treasury 3M Bill Money Market Yield + 0.065%	0.150%	1/1/22	2,000	2,000
[3]	Federal Farm Credit Banks Funding Corp., United States Treasury 3M Bill Money Market Yield + 0.070%	0.155%	1/1/22	2,000	2,000
		Yield[1]	Maturity Date	Face Amount ($000)	Market Value• ($000)
[3]	Federal Farm Credit Banks Funding Corp., United States Treasury 3M Bill Money Market Yield + 0.070%	0.155%	1/1/22	1,000	1,000
[3]	Federal Farm Credit Banks Funding Corp., United States Treasury 3M Bill Money Market Yield + 0.090%	0.175%	1/1/22	7,090	7,092
[3]	Federal Farm Credit Banks Funding Corp., United States Treasury 3M Bill Money Market Yield + 0.270%	0.355%	1/1/22	6,090	6,095
[3]	Federal Farm Credit Banks Funding Corp., United States Treasury 3M Bill Money Market Yield + 0.290%	0.375%	1/1/22	1,575	1,576
	Federal Farm Credit Discount Notes	0.060%	1/3/22	800	800
	Federal Home Loan Banks	0.050%	2/14/22	2,000	2,000
	Federal Home Loan Banks	0.050%	2/14/22	2,000	2,000
	Federal Home Loan Banks	0.050%	2/16/22	4,000	4,000
	Federal Home Loan Banks Discount Notes	0.054%–0.061%	1/19/22	22,939	22,938
	Federal Home Loan Banks Discount Notes	0.056%	1/21/22	2,423	2,423
	Federal Home Loan Banks Discount Notes	0.056%–0.061%	1/26/22	8,971	8,971
	Federal Home Loan Banks Discount Notes	0.056%	1/28/22	2,312	2,312
	Federal Home Loan Banks Discount Notes	0.056%	2/2/22	4,340	4,340
	Federal Home Loan Banks Discount Notes	0.054%–0.056%	2/16/22	6,949	6,949
	Federal Home Loan Banks Discount Notes	0.061%	2/18/22	738	738
	Federal Home Loan Banks Discount Notes	0.061%	2/23/22	472	472
	Federal Home Loan Banks Discount Notes	0.066%	3/18/22	10,129	10,128
	Federal Home Loan Banks Discount Notes	0.162%	6/17/22	8,000	7,994
[3]	Federal Home Loan Banks, SOFR + 0.035%	0.085%	1/1/22	1,020	1,020
[3]	Federal Home Loan Banks, SOFR + 0.060%	0.110%	1/1/22	4,750	4,750
[3]	Federal Home Loan Banks, SOFR + 0.060%	0.110%	1/1/22	3,000	3,000
[3]	Federal Home Loan Banks, SOFR + 0.060%	0.110%	1/1/22	1,100	1,100
[3]	Federal Home Loan Banks, SOFR + 0.090%	0.140%	1/1/22	750	750
[3]	Federal Home Loan Banks, SOFR + 0.095%	0.145%	1/1/22	1,000	1,000
[3]	Federal Home Loan Banks, SOFR + 0.140%	0.190%	1/1/22	3,000	3,000
[2,3]	Federal Home Loan Mortgage Corp.	0.180%	1/1/22	5,000	5,003
[2]	Federal Home Loan Mortgage Corp.	2.375%	1/13/22	47,441	47,477
[2,3]	Federal Home Loan Mortgage Corp., SOFR + 0.095%	0.145%	1/1/22	2,000	2,000
[2,3]	Federal Home Loan Mortgage Corp., SOFR + 0.150%	0.200%	1/1/22	18,300	18,300
[2,3]	Federal Home Loan Mortgage Corp., SOFR + 0.160%	0.210%	1/1/22	5,000	5,001
[2,3]	Federal Home Loan Mortgage Corp., SOFR + 0.180%	0.230%	1/1/22	3,000	3,000
3

Money Market Portfolio
		Yield[1]	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2,3]	Federal Home Loan Mortgage Corp., SOFR + 0.190%	0.240%	1/1/22	15,000	15,000
[2,3]	Federal Home Loan Mortgage Corp., SOFR + 0.190%	0.240%	1/1/22	4,420	4,422
[2,3]	Federal Home Loan Mortgage Corp., SOFR + 0.200%	0.250%	1/1/22	1,000	1,000
[2]	Federal National Mortgage Assn.	2.000%	1/5/22	23,135	23,140
[2]	Federal National Mortgage Assn.	2.625%	1/11/22	11,595	11,603
[2,3]	Federal National Mortgage Assn., SOFR + 0.120%	0.170%	1/1/22	1,200	1,200
[2,3]	Federal National Mortgage Assn., SOFR + 0.180%	0.230%	1/1/22	14,211	14,220
[2,3]	Federal National Mortgage Assn., SOFR + 0.180%	0.230%	1/1/22	5,000	5,000
[2,3]	Federal National Mortgage Assn., SOFR + 0.190%	0.240%	1/1/22	39,300	39,325
[2,3]	Federal National Mortgage Assn., SOFR + 0.220%	0.270%	1/1/22	8,000	8,003
[2,3]	Federal National Mortgage Assn., SOFR + 0.230%	0.280%	1/1/22	3,400	3,402
[2,3]	Federal National Mortgage Assn., SOFR + 0.300%	0.350%	1/1/22	10,600	10,600
[2,3]	Federal National Mortgage Assn., SOFR + 0.310%	0.360%	1/1/22	28,000	28,005
[2,3]	Federal National Mortgage Assn., SOFR + 0.360%	0.410%	1/1/22	2,750	2,750
[2,3]	Federal National Mortgage Assn., SOFR + 0.390%	0.440%	1/1/22	3,300	3,303
	United States Cash Management Bill	0.053%	2/8/22	30,000	29,998
	United States Cash Management Bill	0.053%	2/22/22	20,000	19,998
	United States Cash Management Bill	0.051%–0.058%	3/1/22	13,507	13,506
	United States Cash Management Bill	0.053%	3/8/22	11,418	11,417
	United States Cash Management Bill	0.053%	3/15/22	1,449	1,449
	United States Cash Management Bill	0.068%	3/29/22	14,000	13,998
	United States Cash Management Bill	0.072%	4/5/22	15,000	14,997
	United States Cash Management Bill	0.087%	4/12/22	25,000	24,994
	United States Cash Management Bill	0.087%	4/19/22	10,000	9,997
	United States Cash Management Bill	0.106%	4/26/22	10,107	10,103
	United States Cash Management Bill	0.121%	5/3/22	15,000	14,994
	United States Treasury Bill	0.054%	1/27/22	2,632	2,632
	United States Treasury Bill	0.055%	2/3/22	23,000	22,999
	United States Treasury Bill	0.050%	2/10/22	966	966
	United States Treasury Bill	0.051%	2/17/22	1	1
	United States Treasury Bill	0.050%	2/24/22	480	480
	United States Treasury Bill	0.055%	3/3/22	18,054	18,052
	United States Treasury Bill	0.067%–0.069%	3/10/22	2,182	2,182
	United States Treasury Bill	0.055%	4/14/22	3,222	3,222
	United States Treasury Bill	0.064%	5/12/22	15,000	14,996
	United States Treasury Bill	0.065%	5/19/22	7,044	7,042
	United States Treasury Bill	0.069%	5/26/22	15,000	14,996
	United States Treasury Bill	0.087%–0.090%	6/2/22	11,693	11,689
	United States Treasury Bill	0.105%	6/9/22	15,000	14,993
	United States Treasury Bill	0.130%	6/16/22	15,000	14,991
	United States Treasury Bill	0.160%	6/23/22	20,000	19,985
	United States Treasury Bill	0.210%	6/30/22	25,000	24,974
[3]	United States Treasury Floating Rate Note, United States Treasury 3M Bill Money Market Yield + 0.049%	0.134%	1/1/22	13,000	13,001
[3]	United States Treasury Floating Rate Note, United States Treasury 3M Bill Money Market Yield + 0.055%	0.140%	1/1/22	10,000	10,000
[3]	United States Treasury Floating Rate Note, United States Treasury 3M Bill Money Market Yield + 0.114%	0.199%	1/1/22	6,000	6,002
		Yield[1]	Maturity Date	Face Amount ($000)	Market Value• ($000)
[3]	United States Treasury Floating Rate Note, United States. Treasury 3M Bill Money Market Yield + 0.034%	0.119%	1/1/22	7,500	7,500
Total U.S. Government and Agency Obligations (Cost $916,621)					916,621
Repurchase Agreements (16.5%)
	Bank of Montreal (Dated 12/6/21, Repurchase Value $2,000,000, collateralized by U.S. Treasury Inflation Indexed Note/Bond 0.125%, 7/15/24, and U.S. Treasury Note/Bond 0.125%–6.250%, 6/30/22–11/15/49, with a value of $2,040,000)	0.055%	1/18/22	2,000	2,000
	Bank of Montreal (Dated 12/16/21, Repurchase Value $1,000,000, collateralized by U.S. Treasury Inflation Indexed Note/Bond 1.000%–2.375%, 1/15/25–2/15/49, with a value of $1,020,000)	0.055%	1/18/22	1,000	1,000
	Bank of Montreal (Dated 12/13/21, Repurchase Value $2,000,000, collateralized by U.S. Treasury Inflation Indexed Note/Bond 1.000%–2.375%, 1/15/25–2/15/48, with a value of $2,040,000)	0.060%	1/28/22	2,000	2,000
	Bank of Montreal (Dated 12/3/21, Repurchase Value $1,000,000, collateralized by U.S. Treasury Bill 0.000%, 4/21/22, U.S. Treasury Inflation Indexed Note/Bond 1.000%–3.875%, 1/15/25–2/15/49, and U.S. Treasury Note/Bond 0.250%–1.625%, 4/30/23–12/31/27, with a value of $1,020,000)	0.055%	1/28/22	1,000	1,000
	Bank of Nova Scotia (Dated 12/31/21, Repurchase Value $47,000,000, collateralized by U.S. Treasury Bill 0.000%, 1/11/22–11/3/22, U.S. Treasury Inflation Indexed Note/Bond 0.125%–0.875%, 1/15/23–2/15/45, and U.S. Treasury Note/Bond 1.000%–3.125%, 4/30/22–5/15/49, with a value of $47,940,000)	0.050%	1/3/22	47,000	47,000
	BNP Paribas (Dated 12/31/21, Repurchase Value $12,000,000, collateralized by U.S. Treasury Bill 0.000%, 1/27/22, and U.S. Treasury Inflation Indexed Note/Bond 0.125%–3.875%, 4/15/29–2/15/51, with a value of $12,240,000)	0.050%	1/3/22	12,000	12,000
	Credit Agricole Securities (USA) Inc. (Dated 12/31/21, Repurchase Value $17,000,000, collateralized by U.S. Treasury Inflation Indexed Note/Bond 0.125%, 1/15/30, with a value of $17,340,000)	0.050%	1/3/22	17,000	17,000

4

Money Market Portfolio
	Yield[1]	Maturity Date	Face Amount ($000)	Market Value• ($000)
Fixed Income Clearing Corp. (Dated 12/31/21, Repurchase Value $1,000,000, collateralized by U.S. Treasury Note/Bond 0.125%, 5/31/22, with a value of $1,020,000)	0.055%	1/3/22	1,000	1,000
Goldman Sachs & Co. (Dated 12/31/21, Repurchase Value $48,000,000, collateralized by U.S. Treasury Bill 0.000%, 2/24/22, and U.S. Treasury Note/Bond 1.750%, 11/15/29, with a value of $48,960,000)	0.050%	1/3/22	48,000	48,000
JP Morgan Securities LLC (Dated 12/31/21, Repurchase Value $24,000,000, collateralized by U.S. Treasury Note/Bond 0.125%, 8/15/23, with a value of $24,480,000)	0.050%	1/3/22	24,000	24,000
RBC Capital Markets LLC (Dated 12/8/21, Repurchase Value $1,000,000, collateralized by U.S. Treasury Inflation Indexed Note/Bond 0.125%–1.375%, 10/15/24–2/15/44, and U.S. Treasury Note/Bond 1.625%–6.500%, 11/15/26–11/15/50, with a value of $1,020,000)	0.055%	1/11/22	1,000	1,000
RBC Capital Markets LLC (Dated 12/9/21, Repurchase Value $2,000,000, collateralized by U.S. Treasury Inflation Indexed Note/Bond 0.250%–1.375%, 1/15/25–2/15/50, and U.S. Treasury Note/Bond 0.125%–6.250%, 9/30/22–11/15/47, with a value of $2,040,000)	0.055%	1/12/22	2,000	2,000
RBC Capital Markets LLC (Dated 12/10/21, Repurchase Value $1,000,000, collateralized by U.S. Treasury Inflation Indexed Note/Bond 0.250%–1.375%, 1/15/25–2/15/50, and U.S. Treasury Note/Bond 1.750%–6.500%, 11/15/26–8/15/41, with a value of $1,020,000)	0.055%	1/13/22	1,000	1,000
RBC Capital Markets LLC (Dated 12/15/21, Repurchase Value $1,000,000, collateralized by U.S. Treasury Inflation Indexed Note/Bond 0.250%–1.375%, 2/15/42–2/15/50, and U.S. Treasury Note/Bond 0.250%–6.500%, 6/15/23–5/15/42, with a value of $1,020,000)	0.060%	1/18/22	1,000	1,000
	Yield[1]	Maturity Date	Face Amount ($000)	Market Value• ($000)
Standard Chartered Bank (Dated 12/31/21, Repurchase Value $2,000,000, collateralized by U.S. Treasury Inflation Indexed Note/Bond 0.125%–1.375%, 1/15/28–2/15/51, and U.S. Treasury Note/Bond 0.375%–6.000%, 11/30/22–2/15/49, with a value of $2,040,000)	0.055%	1/3/22	2,000	2,000
Sumitomo Mitsui Banking Corp. (Dated 12/31/21, Repurchase Value $8,000,000, collateralized by U.S. Treasury Note/Bond 0.375%–2.875%, 3/15/23–8/15/28, with a value of $8,160,000)	0.055%	1/3/22	8,000	8,000
TD Securities (USA) LLC (Dated 12/31/21, Repurchase Value $12,000,000, collateralized by U.S. Treasury Note/Bond 0.625%, 8/15/30, with a value of $12,240,000)	0.050%	1/3/22	12,000	12,000
Total Repurchase Agreements (Cost $182,000)				182,000
U.S. Government and Agency Obligations (1.8%)
United States Treasury Note/Bond	1.875%	4/30/22	1,000	1,006
United States Treasury Note/Bond	0.125%	6/30/22	1,000	1,000
United States Treasury Note/Bond	1.750%	7/15/22	2,000	2,017
United States Treasury Note/Bond	0.125%	7/31/22	10,000	9,997
United States Treasury Note/Bond	1.875%	7/31/22	2,000	2,020
United States Treasury Note/Bond	2.000%	7/31/22	1,000	1,010
United States Treasury Note/Bond	1.625%	8/15/22	2,100	2,119
United States Treasury Note/Bond	1.500%	8/15/22	1,200	1,210
Total U.S. Government and Agency Obligations (Cost $20,379)				20,379
Total Investments (101.2%) (Cost $1,119,000)				1,119,000
Other Assets and Liabilities—Net (-1.2%)				(13,181)
Net Assets (100%)				1,105,819
Cost is in $000.
•	See Note A in Notes to Financial Statements.
1	Represents annualized yield at date of purchase for discount securities, and coupon for coupon-bearing securities.
2	The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
3	Variable-rate security; rate shown is effective rate at period end. Certain variable-rate securities are not based on a published reference rate and spread but are determined by the issuer or agent based on current market conditions.
3M—3-month.
SOFR—Secured Overnight Financing Rate.

See accompanying Notes, which are an integral part of the Financial Statements.
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Money Market Portfolio
Statement of Assets and Liabilities
As of December 31, 2021
($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $937,000)	937,000
Repurchase Agreements (Cost $182,000)	182,000
Total Investments in Securities	1,119,000
Investment in Vanguard	36
Cash	1
Receivables for Accrued Income	1,086
Receivables for Capital Shares Issued	7,255
Receivables from Vanguard	7
Total Assets	1,127,385
Liabilities
Payables for Investment Securities Purchased	21,554
Payables for Capital Shares Redeemed	12
Payables for Distributions	—
Total Liabilities	21,566
Net Assets	1,105,819
At December 31, 2021, net assets consisted of:

Paid-in Capital	1,105,783
Total Distributable Earnings (Loss)	36
Net Assets	1,105,819

Net Assets
Applicable to 1,105,383,417 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	1,105,819
Net Asset Value Per Share	$1.00

See accompanying Notes, which are an integral part of the Financial Statements.
6

Money Market Portfolio
Statement of Operations

Year Ended December 31, 2021
($000)
Investment Income
Income
Interest	925
Total Income	925
Expenses
The Vanguard Group—Note B
Investment Advisory Services	26
Management and Administrative	1,603
Marketing and Distribution	78
Custodian Fees	15
Auditing Fees	31
Shareholders’ Reports	10
Trustees’ Fees and Expenses	—
Total Expenses	1,763
Expense Reduction—Note B	(955)
Net Expenses	808
Net Investment Income	117
Realized Net Gain (Loss) on Investment Securities Sold	31
Net Increase (Decrease) in Net Assets Resulting from Operations	148

Statement of Changes in Net Assets

	Year Ended December 31,
	2021 ($000)	2020 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	117	6,735
Realized Net Gain (Loss)	31	97
Net Increase (Decrease) in Net Assets Resulting from Operations	148	6,832
Distributions
Total Distributions	(187)	(6,741)
Capital Share Transactions (at $1.00 per share)
Issued	243,373	531,624
Issued in Lieu of Cash Distributions	187	6,676
Redeemed	(439,128)	(480,411)
Net Increase (Decrease) from Capital Share Transactions	(195,568)	57,889
Total Increase (Decrease)	(195,607)	57,980
Net Assets
Beginning of Period	1,301,426	1,243,446
End of Period	1,105,819	1,301,426

See accompanying Notes, which are an integral part of the Financial Statements.
7

Money Market Portfolio
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended December 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Investment Operations
Net Investment Income[1]	.0001	.005	.022	.020	.010
Net Realized and Unrealized Gain (Loss) on Investments	—	—	—	—	—
Total from Investment Operations	.0001	.005	.022	.020	.010
Distributions
Dividends from Net Investment Income	(.0001)	(.005)	(.022)	(.020)	(.010)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.0001)	(.005)	(.022)	(.020)	(.010)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return	0.02%	0.52%	2.26%	1.97%	1.01%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,106	$1,301	$1,243	$1,218	$961
Ratio of Expenses to Average Net Assets[2]	0.07%	0.15%	0.15%	0.15%	0.16%
Ratio of Net Investment Income to Average Net Assets	0.01%	0.49%	2.23%	1.97%	1.00%
1	Calculated based on average shares outstanding.
2	Vanguard and the board of trustees have agreed to temporarily limit certain net operating expenses in excess of the portfolio’s daily yield in order to maintain a zero or positive yield for the portfolio. Vanguard and the board of trustees may terminate the temporary expense limitation at any time. The portfolio is not obligated to repay this amount to Vanguard. The ratio of total expenses to average net assets before an expense reduction was 0.15% for 2021 and 0.15% for 2020. For the years ended December 31, 2019, 2018 and 2017, there were no expense reductions.

See accompanying Notes, which are an integral part of the Financial Statements.
8

Money Market Portfolio
Notes to Financial Statements
The Money Market Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio's shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.
In December 2020, the Money Market Portfolio announced changes to the portfolio's investment strategy and the portfolio's designation to a “government” money market fund. The changes became effective in January 2021.
The portfolio invests in repurchase agreements and short-term debt instruments of companies primarily operating in specific industries, particularly financial services; the issuers' abilities to meet their obligations may be affected by economic developments in such industries. Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the portfolio and thus portfolio performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Securities are valued at amortized cost, which approximates market value.
2. Repurchase Agreements: The portfolio enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the portfolio under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold, or rehypothecated. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The portfolio further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty's default (including bankruptcy), the portfolio may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.
3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The portfolio’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the portfolio’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the portfolio’s financial statements.
4. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Credit Facilities and Interfund Lending Program: The portfolio and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the portfolio’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the portfolio and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the portfolio may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow
9

Money Market Portfolio
money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the portfolio’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended December 31, 2021, the portfolio did not utilize the credit facilities or the Interfund Lending Program.
6. Other: Interest income is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
B.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the portfolio may invest up to 0.40% of its net assets as capital in Vanguard. At December 31, 2021, the portfolio had contributed to Vanguard capital in the amount of $36,000, representing less than 0.01% of the portfolio’s net assets and 0.01% of Vanguard’s capital received pursuant to the FSA. The portfolio’s trustees and officers are also directors and employees, respectively, of Vanguard.
Vanguard and the board of trustees have agreed to temporarily limit certain net operating expenses in excess of the portfolio’s daily yield in order to maintain a zero or positive yield for the portfolio. Vanguard and the board of trustees may terminate the temporary expense limitation at any time. For the year ended December 31, 2021, Vanguard's expenses were reduced by $955,000 (an effective annual rate of 0.08% of the portfolio’s average net assets); the portfolio is not obligated to repay this amount to Vanguard.
C.	Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.
At December 31, 2021, 100% of the market value of the portfolio’s investments was determined using amortized cost, in accordance with rules under the Investment Company Act of 1940. Amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, securities valued at amortized cost are considered to be valued using Level 2 inputs.
D.	Permanent differences between book-basis and tax-basis components of net assets, if any, are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share.
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The
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Money Market Portfolio
differences are primarily related to the deferral of losses from wash sales. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	36
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	—
The tax character of distributions paid was as follows:
	Year Ended December 31,
	2021 Amount ($000)	2020 Amount ($000)
Ordinary Income*	187	6,741
Long-Term Capital Gains	—	—
Total	187	6,741
*	Includes short-term capital gains, if any.
As of December 31, 2021, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	1,119,000
Gross Unrealized Appreciation	—
Gross Unrealized Depreciation	—
Net Unrealized Appreciation (Depreciation)	—
E.	At December 31, 2021, one shareholder (an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders), was the record or beneficial owner of 87% of the portfolio’s net assets. If this shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio, cause the portfolio to incur higher transaction costs, or lead to the realization of taxable capital gains.
F.	Management has determined that no events or transactions occurred subsequent to December 31, 2021, that would require recognition or disclosure in these financial statements.
11

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Vanguard Variable Insurance Funds and Shareholders of Money Market Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Money Market Portfolio (one of the portfolios constituting Vanguard Variable Insurance Funds, referred to hereafter as the "Portfolio") as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statement of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian and brokers; when replies were not received from the brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 17, 2022
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
12

Special 2021 tax information (unaudited) for corporate shareholders only for Money Market Portfolio, a portfolio of Vanguard Variable Insurance Funds
This information for the fiscal year ended December 31, 2021, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.
The percentage of the ordinary dividends reported by the portfolio that is treated as a Section 163(j) interest dividend and thus is eligible to be treated as interest income for purposes of Section 163(j) and the regulations thereunder is 62.7%.
13

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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 217 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA. Trustee and vice chair of The Shipley School.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the board of directors of Out & Equal (2002–2006), the advisory board of the University of California, Berkeley School of Engineering (2020–present), and the advisory board of Santa Clara University’s Leavey School of Business (2018–present).
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.
Amy Gutmann
Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: adjunct professor of finance at the University of Notre Dame (2020–present). Chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Assistant professor (retired June 2020) of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of superintendence of the Institute for the Works of Religion, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law (2021–present), professor (2020–present), Distinguished Fellow of the Global Financial Markets Center (2020–present), and Rubenstein Fellow (2017–2020) at Duke University. Trustee (2017–present) of Amherst College and member of Amherst College Investment Committee (2019–present). Member of the Regenerative Crisis Response Committee (2020–present).
David A. Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE
1 Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Energy Company (2013–present). Trustee of Common Fund (2019–present).
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.
Executive Officers
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
David Cermak
Born in 1960. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present) of each of the investment companies served by Vanguard. Managing director and head (2017–present) of Vanguard Investments Singapore. Managing director and head (2017–2019) of Vanguard Investments Hong Kong. Representative director and head (2014–2017) of Vanguard Investments Japan.
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
John E. Schadl
Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
John T. Marcante	Lauren Valente
Chris D. Mclsaac

Connect with Vanguard®>vanguard.com
Fund Information > 800-662-7447
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Institutional Investor Services > 800-523-1036
Text Telephone for People Who Are Deaf or Hard of Hearing > 800-749-7273
This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
Source for Bloomberg indexes: Bloomberg Index Services Limited. Copyright 2022, Bloomberg. All rights reserved.
© 2022 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q690MM 022022

Annual Report  |  December 31, 2021
Vanguard Variable Insurance Funds
Real Estate Index Portfolio

Contents
Your Portfolio’s Performance at a Glance	1
About Your Portfolio’s Expenses	2
Performance Summary	3
Financial Statements	5
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your portfolio are spelled out in the prospectus.

Your Portfolio’s Performance at a Glance
•	For the 12 months ended December 31, 2021, the Real Estate Index Portfolio returned 40.21%, in line with its target benchmark after factoring in the portfolio’s expenses.
•	The U.S. economy continued to heal throughout 2021. Vaccination programs started rolling out shortly after the period began, helping some of the hardest-hit sectors such as hospitality, leisure, and travel begin to rebound, and more workers returned to the labor force. U.S. stocks performed strongly even with the spread of new COVID-19 variants, a surge in inflation, and Federal Reserve monetary policy turning less accommodative.
•	Specialized REITs, the largest subsector in the portfolio, contributed the most to performance during the year. Residential REITs, industrial REITs, and specialized REITs also performed strongly.
•	The portfolio recorded an average annual return of 11.43% for the 10 years ended December 31, in line with its benchmark average of 11.69%.
•	Please note that the portfolio’s returns are different from those in Vanguard Variable Annuity (and other plans that invest in the portfolio), which take into account insurance-related expenses.
Market Barometer
	Average Annual Total Returns Periods Ended December 31, 2021
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	26.45%	26.21%	18.43%
Russell 2000 Index (Small-caps)	14.82	20.02	12.02
Russell 3000 Index (Broad U.S. market)	25.66	25.79	17.97
FTSE All-World ex US Index (International)	8.36	13.66	9.89
Bonds
Bloomberg U.S. Aggregate Bond Index (Broad taxable market)	-1.54%	4.79%	3.57%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	1.52	4.73	4.17
FTSE Three-Month U.S. Treasury Bill Index	0.05	0.95	1.11
CPI
Consumer Price Index	7.04%	3.53%	2.92%
1

About Your Portfolio’s Expenses
As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.
A portfolio‘s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your portfolio’s costs in two ways:
•	Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio‘s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the portfolio’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your portfolio’s current prospectus.
Six Months Ended December 31, 2021
Real Estate Index Portfolio	Beginning Account Value 6/30/2021	Ending Account Value 12/31/2021	Expenses Paid During Period
Based on Actual Portfolio Return	$1,000.00	$1,155.60	$1.41
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.89	1.33
The calculations are based on expenses incurred in the most recent six-month period. The portfolio's annualized six-month expense ratio for that period is 0.26%. The dollar amounts shown as ”Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).
2

Real Estate Index Portfolio
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.
Cumulative Performance: December 31, 2011, Through December 31, 2021
Initial Investment of $10,000
		Average Annual Total Returns Periods Ended December 31, 2021
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Real Estate Index Portfolio	40.21%	11.25%	11.43%	$29,518
Real Estate Spliced Index	40.56	11.51	11.69	30,197
Dow Jones U.S. Total Stock Market Float Adjusted Index	25.66	17.92	16.24	45,050
Real Estate Spliced Index: the MSCI US REIT Index through January 18, 2018; and the MSCI US Investable Market Real Estate 25/50 Index thereafter.
See Financial Highlights for dividend and capital gains information.
3

Real Estate Index Portfolio
Portfolio Allocation
As of December 31, 2021
Diversified Real Estate Activities	0.1%
Diversified REITs	3.0
Health Care REITs	7.3
Hotel & Resort REITs	2.4
Industrial REITs	12.6
Office REITs	6.5
Real Estate Development	0.3
Real Estate Operating Companies	0.2
Real Estate Services	4.8
Residential REITs	15.0
Retail REITs	10.5
Specialized REITs	37.3
The table reflects the portfolio’s investments, except for short-term investments and derivatives. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.
The portfolio may invest in derivatives (such as futures and swap contracts) for various reasons, including, but not limited to, attempting to remain fully invested and tracking its target index as closely as possible.
The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
4

Real Estate Index Portfolio
Financial Statements
Schedule of Investments
As of December 31, 2021
The portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The portfolio’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Equity Real Estate Investment Trusts (REITs) (94.5%)
Diversified REITs (3.0%)
	WP Carey Inc.	165,427	13,573
	STORE Capital Corp.	218,649	7,522
*	DigitalBridge Group Inc.	440,585	3,670
	Broadstone Net Lease Inc.	142,555	3,538
	PS Business Parks Inc.	18,545	3,416
	Essential Properties Realty Trust Inc.	105,805	3,050
	Washington REIT	75,890	1,962
	American Assets Trust Inc.	46,159	1,732
	iStar Inc.	64,422	1,664
	Alexander & Baldwin Inc.	65,093	1,633
	Global Net Lease Inc.	90,371	1,381
	Empire State Realty Trust Inc. Class A	131,783	1,173
	Gladstone Commercial Corp.	32,573	839
	Armada Hoffler Properties Inc.	54,134	824
	One Liberty Properties Inc.	14,726	520
			46,497
Health Care REITs (7.3%)
	Welltower Inc.	378,365	32,452
	Ventas Inc.	351,951	17,992
	Healthpeak Properties Inc.	482,981	17,431
	Medical Properties Trust Inc.	532,802	12,590
	Healthcare Trust of America Inc. Class A	195,814	6,538
	Omega Healthcare Investors Inc.	213,661	6,322
	Healthcare Realty Trust Inc.	130,333	4,124
	Physicians Realty Trust	195,032	3,672
	Sabra Health Care REIT Inc.	197,543	2,675
	National Health Investors Inc.	39,004	2,242
	CareTrust REIT Inc.	86,887	1,984
	LTC Properties Inc.	34,871	1,190
	Global Medical REIT Inc.	55,542	986
	Community Healthcare Trust Inc.	20,806	983
	Universal Health Realty Income Trust	12,127	721
	Diversified Healthcare Trust	211,854	655
			112,557
Hotel & Resort REITs (2.4%)
*	Host Hotels & Resorts Inc.	638,620	11,105
*	Ryman Hospitality Properties Inc.	46,823	4,306
*	Park Hotels & Resorts Inc.	211,978	4,002
	Apple Hospitality REIT Inc.	193,331	3,122
	Pebblebrook Hotel Trust	117,566	2,630
*	Sunstone Hotel Investors Inc.	195,927	2,298
	RLJ Lodging Trust	149,139	2,077
*	Xenia Hotels & Resorts Inc.	102,246	1,852
*	DiamondRock Hospitality Co.	188,936	1,816
	Service Properties Trust	146,038	1,284
*	Summit Hotel Properties Inc.	94,649	924
*	Chatham Lodging Trust	43,527	597
*	CorePoint Lodging Inc.	35,972	565
			36,578
Industrial REITs (12.6%)
	Prologis Inc.	661,563	111,381
	Duke Realty Corp.	338,818	22,240
	Rexford Industrial Realty Inc.	123,242	9,996
	EastGroup Properties Inc.	36,146	8,236
	Americold Realty Trust	233,537	7,658
	First Industrial Realty Trust Inc.	115,554	7,650
		Shares	Market Value• ($000)
	STAG Industrial Inc.	144,997	6,954
	Innovative Industrial Properties Inc.	21,402	5,627
	Terreno Realty Corp.	63,103	5,382
	LXP Industrial Trust	248,943	3,888
	Monmouth Real Estate Investment Corp.	83,831	1,761
	Industrial Logistics Properties Trust	58,730	1,471
	Plymouth Industrial REIT Inc.	26,783	857
			193,101
Office REITs (6.5%)
	Alexandria Real Estate Equities Inc.	129,578	28,891
	Boston Properties Inc.	132,954	15,314
	Kilroy Realty Corp.	93,739	6,230
	Vornado Realty Trust	145,659	6,097
	Cousins Properties Inc.	132,983	5,357
	Douglas Emmett Inc.	156,980	5,259
	SL Green Realty Corp.	60,128	4,311
	Highwoods Properties Inc.	93,347	4,162
	Hudson Pacific Properties Inc.	136,861	3,382
	JBG SMITH Properties	105,886	3,040
*	Equity Commonwealth	109,116	2,826
	Corporate Office Properties Trust	100,513	2,811
	Brandywine Realty Trust	153,008	2,053
	Piedmont Office Realty Trust Inc. Class A	111,300	2,046
	Easterly Government Properties Inc. Class A	80,949	1,855
	Paramount Group Inc.	158,127	1,319
*	Veris Residential Inc.	65,682	1,207
	Office Properties Income Trust	43,599	1,083
*	Orion Office REIT Inc.	48,909	913
	City Office REIT Inc.	38,792	765
	Franklin Street Properties Corp.	91,179	543
			99,464
Residential REITs (15.0%)
	AvalonBay Communities Inc.	124,993	31,572
	Equity Residential	318,530	28,827
	Mid-America Apartment Communities Inc.	103,910	23,841
	Invitation Homes Inc.	516,270	23,408
	Sun Communities Inc.	103,802	21,795
	Essex Property Trust Inc.	58,248	20,517
	Camden Property Trust	89,998	16,081
	UDR Inc.	265,559	15,931
	Equity LifeStyle Properties Inc.	156,160	13,689
	American Homes 4 Rent Class A	259,396	11,312
	Apartment Income REIT Corp.	140,422	7,677
	American Campus Communities Inc.	124,450	7,130
	Independence Realty Trust Inc.	94,199	2,433
	NexPoint Residential Trust Inc.	20,341	1,705
	Centerspace	12,649	1,403
	UMH Properties Inc.	42,871	1,172
*	Apartment Investment & Management Co. Class A	133,061	1,027
	Preferred Apartment Communities Inc.	46,364	837
			230,357
Retail REITs (10.5%)
	Simon Property Group Inc.	294,215	47,007
	Realty Income Corp.	493,375	35,321
	Kimco Realty Corp.	520,826	12,838
	Regency Centers Corp.	136,776	10,306
	Federal Realty Investment Trust	62,612	8,535
	National Retail Properties Inc.	157,056	7,550
	Brixmor Property Group Inc.	265,672	6,751
5

Real Estate Index Portfolio
		Shares	Market Value• ($000)
	Spirit Realty Capital Inc.	106,536	5,134
	Agree Realty Corp.	61,700	4,403
	Kite Realty Group Trust	195,372	4,255
	Macerich Co.	191,274	3,305
	SITE Centers Corp.	151,292	2,395
	Retail Opportunity Investments Corp.	108,757	2,132
	Urban Edge Properties	104,963	1,994
	Tanger Factory Outlet Centers Inc.	93,273	1,798
	Acadia Realty Trust	79,388	1,733
	Getty Realty Corp.	33,658	1,080
	RPT Realty	71,743	960
	American Finance Trust Inc. Class A	104,186	951
	NETSTREIT Corp.	35,134	805
	Saul Centers Inc.	12,913	685
	Urstadt Biddle Properties Inc. Class A	26,700	569
	Alexander's Inc.	2,056	535
*	Seritage Growth Properties Class A	34,845	462
*,1	Spirit MTA REIT	42,040	11
			161,515
Specialized REITs (37.2%)
	American Tower Corp.	407,377	119,159
	Crown Castle International Corp.	386,837	80,748
	Equinix Inc.	80,335	67,951
	Public Storage	141,143	52,866
	Digital Realty Trust Inc.	252,963	44,742
	SBA Communications Corp.	98,065	38,149
	Weyerhaeuser Co.	671,263	27,643
	Extra Space Storage Inc.	119,820	27,167
	VICI Properties Inc.	550,331	16,570
	Iron Mountain Inc.	258,970	13,552
	Life Storage Inc.	70,081	10,735
	CubeSmart	180,540	10,275
	CyrusOne Inc.	110,951	9,955
	Gaming & Leisure Properties Inc.	199,063	9,686
	Lamar Advertising Co. Class A	77,612	9,414
	MGM Growth Properties LLC Class A	140,112	5,724
	National Storage Affiliates Trust	75,383	5,216
	Rayonier Inc.	126,393	5,101
	PotlatchDeltic Corp.	60,171	3,623
	Outfront Media Inc.	130,681	3,505
	EPR Properties	66,683	3,167
	Uniti Group Inc.	208,816	2,925
	Four Corners Property Trust Inc.	68,382	2,011
	Safehold Inc.	14,400	1,150
	Gladstone Land Corp.	26,321	889
	GEO Group Inc.	108,486	841
			572,764
Total Equity Real Estate Investment Trusts (REITs) (Cost $1,139,510)			1,452,833
		Shares	Market Value• ($000)
Real Estate Management & Development (5.4%)
Diversified Real Estate Activities (0.1%)
	St. Joe Co.	29,191	1,520
	RMR Group Inc. Class A	13,790	478
			1,998
Real Estate Development (0.3%)
*	Howard Hughes Corp.	36,947	3,760
*	Forestar Group Inc.	16,135	351
			4,111
Real Estate Operating Companies (0.2%)
	Kennedy-Wilson Holdings Inc.	113,349	2,707
*	FRP Holdings Inc.	5,472	316
			3,023
Real Estate Services (4.8%)
*	CBRE Group Inc. Class A	300,534	32,611
*	Jones Lang LaSalle Inc.	45,348	12,214
*	Zillow Group Inc. Class C	148,951	9,511
*	Zillow Group Inc. Class A	55,657	3,463
*	Redfin Corp.	84,408	3,240
	Newmark Group Inc. Class A	155,914	2,916
*	Cushman & Wakefield plc	119,781	2,664
	eXp World Holdings Inc.	58,993	1,987
*	Realogy Holdings Corp.	104,703	1,760
*	Opendoor Technologies Inc.	108,669	1,588
*	Marcus & Millichap Inc.	21,480	1,105
	RE/MAX Holdings Inc. Class A	16,564	505
*	Douglas Elliman Inc.	41,939	482
			74,046
Total Real Estate Management & Development (Cost $66,421)			83,178
Temporary Cash Investments (0.0%)
Money Market Fund (0.0%)
[2]	Vanguard Market Liquidity Fund, 0.090% (Cost $15)	154	15
Total Investments (99.9%) (Cost $1,205,946)			1,536,026
Other Assets and Liabilities—Net (0.1%)			1,874
Net Assets (100%)			1,537,900
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Security value determined using significant unobservable inputs.
2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
REIT—Real Estate Investment Trust.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
Dow Jones U.S. Real Estate Index	March 2022	33	1,493	81
See accompanying Notes, which are an integral part of the Financial Statements.
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Real Estate Index Portfolio
Statement of Assets and Liabilities
As of December 31, 2021
($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $1,205,931)	1,536,011
Affiliated Issuers (Cost $15)	15
Total Investments in Securities	1,536,026
Investment in Vanguard	46
Cash Collateral Pledged—Futures Contracts	82
Receivables for Accrued Income	4,395
Receivables for Capital Shares Issued	543
Variation Margin Receivable—Futures Contracts	2
Total Assets	1,541,094
Liabilities
Due to Custodian	1,344
Payables for Investment Securities Purchased	1,407
Payables for Capital Shares Redeemed	274
Payables to Vanguard	169
Total Liabilities	3,194
Net Assets	1,537,900
At December 31, 2021, net assets consisted of:

Paid-in Capital	1,130,006
Total Distributable Earnings (Loss)	407,894
Net Assets	1,537,900

Net Assets
Applicable to 92,841,895 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	1,537,900
Net Asset Value Per Share	$16.56
See accompanying Notes, which are an integral part of the Financial Statements.
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Real Estate Index Portfolio
Statement of Operations

Year Ended December 31, 2021
($000)
Investment Income
Income
Dividends	25,126
Non-Cash Dividends	1,595
Interest[1]	3
Securities Lending—Net	27
Total Income	26,751
Expenses
The Vanguard Group—Note B
Investment Advisory Services	195
Management and Administrative	3,041
Marketing and Distribution	80
Custodian Fees	17
Auditing Fees	33
Shareholders’ Reports and Proxy Fees	19
Trustees’ Fees and Expenses	—
Total Expenses	3,385
Net Investment Income	23,366
Realized Net Gain (Loss)
Capital Gain Distributions Received[1]	6,915
Investment Securities Sold[1]	46,375
Futures Contracts	446
Swap Contracts	1,315
Realized Net Gain (Loss)	55,051
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	358,388
Futures Contracts	52
Swap Contracts	(552)
Change in Unrealized Appreciation (Depreciation)	357,888
Net Increase (Decrease) in Net Assets Resulting from Operations	436,305
1	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the portfolio were $3,000, ($3,000), less than $1,000, and $2,000, respectively. Purchases and sales are for temporary cash investment purposes.
See accompanying Notes, which are an integral part of the Financial Statements.
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Real Estate Index Portfolio
Statement of Changes in Net Assets

	Year Ended December 31,
	2021 ($000)	2020 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	23,366	22,598
Realized Net Gain (Loss)	55,051	36,511
Change in Unrealized Appreciation (Depreciation)	357,888	(132,843)
Net Increase (Decrease) in Net Assets Resulting from Operations	436,305	(73,734)
Distributions
Total Distributions	(58,868)	(44,948)
Capital Share Transactions
Issued	219,715	151,575
Issued in Lieu of Cash Distributions	58,868	44,948
Redeemed	(195,227)	(243,185)
Net Increase (Decrease) from Capital Share Transactions	83,356	(46,662)
Total Increase (Decrease)	460,793	(165,344)
Net Assets
Beginning of Period	1,077,107	1,242,451
End of Period	1,537,900	1,077,107
See accompanying Notes, which are an integral part of the Financial Statements.
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Real Estate Index Portfolio
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended December 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$12.43	$13.74	$11.57	$13.14	$13.48
Investment Operations
Net Investment Income[1]	.257	.259	.329	.367	.375
Net Realized and Unrealized Gain (Loss) on Investments	4.553	(1.054)	2.874	(1.084)	.220
Total from Investment Operations	4.810	(.795)	3.203	(.717)	.595
Distributions
Dividends from Net Investment Income	(.293)	(.316)	(.368)	(.383)	(.336)
Distributions from Realized Capital Gains	(.387)	(.199)	(.665)	(.470)	(.599)
Total Distributions	(.680)	(.515)	(1.033)	(.853)	(.935)
Net Asset Value, End of Period	$16.56	$12.43	$13.74	$11.57	$13.14
Total Return	40.21%	-4.85%	28.81%	-5.35%	4.78%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,538	$1,077	$1,242	$965	$1,077
Ratio of Total Expenses to Average Net Assets	0.26%	0.26%	0.26%	0.26%	0.27%
Ratio of Net Investment Income to Average Net Assets	1.79%	2.19%	2.52%	3.04%	2.87%
Portfolio Turnover Rate	12%	10%	7%	35%	10%
1	Calculated based on average shares outstanding.
See accompanying Notes, which are an integral part of the Financial Statements.
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Real Estate Index Portfolio
Notes to Financial Statements
The Real Estate Index Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the portfolio and thus portfolio performance.
A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio's pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.
2. Futures Contracts: The portfolio uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The portfolio may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the portfolio trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended December 31, 2021, the portfolio’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
3. Swap Contracts: The portfolio has entered into equity swap contracts to earn the total return on selected reference stocks in the portfolio’s target index. Under the terms of the swaps, the portfolio receives the total return on the referenced stock (i.e., receiving the increase or paying the decrease in value of the selected reference stock and receiving the equivalent of any dividends in respect of the selected referenced stock) over a specified period of time, applied to a notional amount that represents the value of a designated number of shares of the selected reference stock at the beginning of the equity swap contract. The portfolio also pays a floating rate that is based on short-term interest rates, applied to the notional amount. At the same time, the portfolio generally invests an amount approximating the notional amount of the swap in high-quality temporary cash investments.
A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the portfolio. The portfolio’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The portfolio mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the portfolio cannot be repledged, resold, or
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Real Estate Index Portfolio
rehypothecated. In the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the portfolio under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the portfolio's net assets decline below a certain level, triggering a payment by the portfolio if the portfolio is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the portfolio has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
The notional amounts of swap contracts are not recorded in the Statement of Assets and Liabilities. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until periodic payments are made or the termination of the swap, at which time realized gain (loss) is recorded.
During the year ended December 31, 2021, the portfolio’s average amounts of investments in total return swaps represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period. The portfolio had no open swap contracts at December 31, 2021.
4. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The portfolio’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the portfolio’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the portfolio’s financial statements.
5. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
6. Securities Lending: To earn additional income, the portfolio lends its securities to qualified institutional borrowers. Security loans are subject to termination by the portfolio at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The portfolio further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the portfolio may experience delays and costs in recovering the securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the portfolio is entitled to all distributions made on or in respect of the loaned securities.
7. Credit Facilities and Interfund Lending Program: The portfolio and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the portfolio’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective
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Real Estate Index Portfolio
rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternative rate agreed to by the portfolio and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the portfolio may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the portfolio’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended December 31, 2021, the portfolio did not utilize the credit facilities or the Interfund Lending Program.
8. Other: Distributions received from investment securities are recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Each investment security reports annually the tax character of its distributions. Dividend income, capital gain distributions received, and unrealized appreciation (depreciation) reflect the amounts of taxable income, capital gain, and return of capital reported by the investment securities, and management’s estimates of such amounts for investment security distributions for which actual information has not been reported. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date.
Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
B.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the portfolio may invest up to 0.40% of its net assets as capital in Vanguard. At December 31, 2021, the portfolio had contributed to Vanguard capital in the amount of $46,000, representing less than 0.01% of the portfolio’s net assets and 0.02% of Vanguard’s capital received pursuant to the FSA. The portfolio’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.  Various inputs may be used to determine the value of the portfolio’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
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Real Estate Index Portfolio
The following table summarizes the market value of the portfolio's investments and derivatives as of December 31, 2021, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks	1,536,000	—	11	1,536,011
Temporary Cash Investments	15	—	—	15
Total	1,536,015	—	11	1,536,026

Derivative Financial Instruments
Assets
Futures Contracts[1]	81	—	—	81
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
D.  Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for swap agreements were reclassified between the individual components of total distributable earnings (loss).
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; and the recognition of unrealized gains or losses from certain derivative contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	27,218
Undistributed Long-Term Gains	49,617
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	328,991
The tax character of distributions paid was as follows:
	Year Ended December 31,
	2021 Amount ($000)	2020 Amount ($000)
Ordinary Income*	25,327	28,768
Long-Term Capital Gains	33,541	16,180
Total	58,868	44,948
*	Includes short-term capital gains, if any.
As of December 31, 2021, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	1,207,035
Gross Unrealized Appreciation	455,825
Gross Unrealized Depreciation	(126,834)
Net Unrealized Appreciation (Depreciation)	328,991
E.  During the year ended December 31, 2021, the portfolio purchased $260,647,000 of investment securities and sold $153,115,000 of investment securities, other than temporary cash investments.
The portfolio purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended December 31, 2021, such purchases were $1,033,000 and sales were $591,000, resulting in net
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Real Estate Index Portfolio
realized gain of $97,000; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
F.  Capital shares issued and redeemed were:
	Year Ended December 31,
	2021 Shares (000)	2020 Shares (000)

Issued	15,445	12,842
Issued in Lieu of Cash Distributions	4,535	4,527
Redeemed	(13,787)	(21,151)
Net Increase (Decrease) in Shares Outstanding	6,193	(3,782)
At December 31, 2021, one shareholder (an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders) was the record or beneficial owner of 40% of the portfolio’s net assets. If this shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio's expense ratio, cause the portfolio to incur higher transaction costs, or lead to the realization of taxable capital gains.
G.  Management has determined that no events or transactions occurred subsequent to December 31, 2021, that would require recognition or disclosure in these financial statements.
15

Report of Independent Registered
Public Accounting Firm
To the Board of Trustees of Vanguard Variable Insurance Funds and Shareholders of Real Estate Index Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Real Estate Index Portfolio (one of the portfolios constituting Vanguard Variable Insurance Funds, referred to hereafter as the "Portfolio") as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statement of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 17, 2022
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
16

Special 2021 tax information (unaudited) for corporate shareholders only for Real Estate Index Portfolio, a portfolio of Vanguard Variable Insurance Funds
This information for the fiscal year ended December 31, 2021, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.
The portfolio distributed $33,540,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year. The portfolio designates $31,302,000 of its capital gain dividends as 20% rate gain distributions and $2,238,000 as unrecaptured section 1250 gain distributions (25% rate gain).
17

THESE FUNDS ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC. (“MSCI”), ANY OF ITS AFFILIATES, ANY OF ITS DIRECT OR INDIRECT INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE “MSCI PARTIES”). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY VANGUARD. NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THESE FUNDS OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THESE FUNDS PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THESE FUNDS OR THE ISSUER OR OWNER OF THESE FUNDS. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUERS OR OWNERS OF THESE FUNDS INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THESE FUNDS TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE CONSIDERATION INTO WHICH THESE FUNDS ARE REDEEMABLE. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE OWNERS OF THESE FUNDS IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THESE FUNDS.
ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES WHICH MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, LICENSEE’S CUSTOMERS OR COUNTERPARTIES, ISSUERS OF THE FUNDS, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO ANY MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING WITHOUT LIMITATION LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
18

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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 217 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA. Trustee and vice chair of The Shipley School.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the board of directors of Out & Equal (2002–2006), the advisory board of the University of California, Berkeley School of Engineering (2020–present), and the advisory board of Santa Clara University’s Leavey School of Business (2018–present).
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.
Amy Gutmann
Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: adjunct professor of finance at the University of Notre Dame (2020–present). Chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Assistant professor (retired June 2020) of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of superintendence of the Institute for the Works of Religion, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law (2021–present), professor (2020–present), Distinguished Fellow of the Global Financial Markets Center (2020–present), and Rubenstein Fellow (2017–2020) at Duke University. Trustee (2017–present) of Amherst College and member of Amherst College Investment Committee (2019–present). Member of the Regenerative Crisis Response Committee (2020–present).

1 Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

David A. Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company (2013–present). Trustee of Common Fund (2019–present).
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.
Executive Officers
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
David Cermak
Born in 1960. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present) of each of the investment companies served by Vanguard. Managing director and head (2017–present) of Vanguard Investments Singapore. Managing director and head (2017–2019) of Vanguard Investments Hong Kong. Representative director and head (2014–2017) of Vanguard Investments Japan.
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
John E. Schadl
Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
John T. Marcante	Lauren Valente
Chris D. McIsaac

Connect with Vanguard®>vanguard.com
Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing > 800-749-7273
This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Lipper, a Thomson Reuters Company, or Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your portfolio on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
Source for Bloomberg indexes: Bloomberg Index Services Limited. Copyright 2022, Bloomberg. All rights reserved.
© 2022 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q690REIT  022022

Annual Report   |   December 31, 2021
Vanguard Variable Insurance Funds
Short-Term Investment-Grade Portfolio

Contents
Your Portfolio’s Performance at a Glance	1
Advisor’s Report	2
About Your Portfolio’s Expenses	3
Performance Summary	4
Financial Statements	6
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your portfolio are spelled out in the prospectus.

Your Portfolio’s Performance at a Glance
•	For the 12 months ended December 31, 2021, the Short-Term Investment-Grade Portfolio returned –0.45%, outpacing the –0.55% return of its benchmark index, the Bloomberg U.S. 1–5 Year Credit Bond Index.
•	The U.S. economy continued to heal over the 12 months. Vaccination programs started rolling out shortly after the period began, helping some of the hardest-hit sectors like hospitality, leisure, and travel, and more workers returned to the labor force. Bond yields ended 2021 higher, however, amid the spread of new COVID-19 variants, a surge in inflation, and Federal Reserve monetary policy turning less accommodative.
•	With yields rising and prices falling, the broad U.S. bond market returned –1.58% for the year, according to the Bloomberg US Aggregate Float-Adjusted Index.
•	Given the solid macroeconomic picture, the advisor felt comfortable taking on more risk through a tilt away from bonds on the top rung of the investment-grade ladder in favor of positions in BBB-rated corporates, U.S. high-yield corporates, and emerging-market debt. This tilt allowed the portfolio to outperform its benchmark.
•	Please note that the portfolio’s returns are different from those in Vanguard Variable Annuity (and other plans that invest in the portfolio), which take into account insurance-related expenses.
Market Barometer
Average Annual Total Returns Periods Ended December 31, 2021
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	26.45%	26.21%	18.43%
Russell 2000 Index (Small-caps)	14.82	20.02	12.02
Russell 3000 Index (Broad U.S. market)	25.66	25.79	17.97
FTSE All-World ex US Index (International)	8.36	13.66	9.89
Bonds
Bloomberg U.S. Aggregate Bond Index (Broad taxable market)	-1.54%	4.79%	3.57%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	1.52	4.73	4.17
FTSE Three-Month U.S. Treasury Bill Index	0.05	0.95	1.11
CPI
Consumer Price Index	7.04%	3.53%	2.92%
1

Advisor’s Report
For the 12 months ended December 31, 2021, the Short-Term Investment-Grade Portfolio returned –0.45%, outpacing the –0.55% return of its benchmark index, the Bloomberg U.S. 1–5 Year Credit Bond Index.
With yields rising, the portfolio’s 30-day SEC yield stood at 1.33% as of December 31, up from 0.83% a year earlier. The 30-day SEC yield is a proxy for a portfolio’s potential annualized rate of income.
With inflation rising,the Fed turned more hawkish
Market sentiment was buoyant in the first part of the year. COVID-19 vaccine programs were being rolled out, which helped lift the outlook for the global economy, especially the sectors hardest hit by restrictions and lockdowns. Governments and central banks in developed markets continued to provide extensive support through central bank asset-purchase programs, fiscal stimulus packages, and relief to workers through enhanced unemployment benefits and job retention programs. Those efforts generally helped bring unemployment rates down and unleash pent-up consumer demand once the global economy began to reopen. The Federal Reserve’s average inflation targeting policy also provided some comfort to the markets, which were anticipating a transitory pickup in inflation.
The investment environment grew a little more challenging later in the period, however. COVID-19 variants emerged, pushing up the number of new cases even as vaccination rates increased. Supply disruptions and labor shortages in some sectors drove inflation higher across much of the globe. In the United States, the annualized rate of inflation climbed from below the Fed’s 2% target at the beginning of 2021 to levels not seen in decades by the end of it. In response, monetary policy turned less accommodative, with the Fed starting to taper its bond purchases in November and penciling in three rate hikes in 2022.
Yields of U.S. Treasuries rose and
corporate spreads held fairly steady
The pivot in monetary policy contributed to a rise in Treasury yields, especially at the front end of the curve. The yield of the 2-year Treasury note rose 61 basis points over the fiscal year to 0.73%. (A basis point is one-hundredth of a percentage point.) Yields of longer-term Treasuries fell as the outlook turned more uncertain, but they still finished period higher. The 10-year Treasury note finished 60 basis points higher, at 1.51%, and the yield of the 30-year Treasury climbed 26 basis points to 1.90%.
Although economic growth slowed toward the end of the period amid higher inflation and more COVID infections, the overall macroeconomic backdrop and corporate fundamentals remained strong. The average spread in yields between investment-grade corporate bonds and Treasuries narrowed slightly, from 96 basis points at the beginning of the period to 92 basis points at the end, according to the Bloomberg U.S. Aggregate Float-Adjusted Index.
The portfolio outpaced its benchmark index
Given where we were in the economic cycle, we felt comfortable taking on more risk through a tilt away from corporate bonds with the highest credit ratings in favor of those on the bottom rung of the investment-grade ladder. Valuations appeared more attractive in BBB-rated bonds, and because the companies issuing them are incentivized to hold onto their investment-grade rating to keep financing costs down, these bonds are less vulnerable to bondholder-unfriendly activity like mergers, acquisitions, or leveraging up balance sheets. Our tilt helped the portfolio’s relative performance for the period.
We also took advantage of some opportunities in U.S. high-yield corporates and emerging-market debt, which worked out well. So, too, did our tactical approach to managing interest rate risk versus the benchmark.
Fed policy will be in the spotlight in 2022
Although COVID-19 will remain a critical factor in 2022, the outlook for macroeconomic policy will likely be more crucial. The removal of policy support poses a new challenge for policymakers and a source of risk for financial markets.
The recent upswing in inflation is proving less transitory than had been expected. Although a return to 1970s-style stagflation is not in the cards, we expect inflation to remain elevated across developed markets as the forces of demand and supply take some time to even out. Central banks will have to maintain a delicate balance between keeping inflation expectations anchored and allowing for an environment that supports economic growth.
Whatever the markets may bring, our experienced team of portfolio managers, traders, and credit analysts will continue to seek attractive investment opportunities that will add to the portfolio’s performance.
Portfolio Managers:
Daniel Shaykevich, Principal
Samuel C. Martinez, CFA
Arvind Narayanan, CFA
January 18, 2022
2

About Your Portfolio’s Expenses
As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio's gross income, directly reduce the investment return of the portfolio.
A portfolio's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your portfolio's costs in two ways:
•	Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the portfolio's actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio's costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio's actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the portfolio's expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your portfolio's current prospectus.
Six Months Ended December 31, 2021
Short-Term Investment-Grade Portfolio	Beginning Account Value 6/30/2021	Ending Account Value 12/31/2021	Expenses Paid During Period
Based on Actual Portfolio Return	$1,000.00	$993.50	$0.70
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.50	0.71
The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.14%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).
3

Short-Term Investment-Grade Portfolio
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio's returns would be lower.
Cumulative Performance: December 31, 2011, Through December 31, 2021
Initial Investment of $10,000
		Average Annual Total Returns Periods Ended December 31, 2021
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Short-Term Investment-Grade Portfolio	-0.45%	2.74%	2.48%	$12,772
Bloomberg U.S. 1-5 Year Credit Bond Index	-0.55	2.90	2.68	13,023
Bloomberg U.S. Aggregate Bond Index	-1.54	3.57	2.90	13,307
See Financial Highlights for dividend and capital gains information.
4

Short-Term Investment-Grade Portfolio
Portfolio Allocation
As of December 31, 2021
Asset-Backed/Commercial Mortgage-Backed Securities	8.2%
Common Stocks	0.1
Corporate Bonds	78.5
Sovereign Bonds	3.0
Taxable Municipal Bonds	0.0
U.S. Government and Agency Obligations	10.2
The table reflects the portfolio’s investments, except for short-term investments and derivatives. The agency and mortgage-backed securities may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.
5

Short-Term Investment-Grade Portfolio
Financial Statements
Schedule of Investments
As of December 31, 2021
The portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The portfolio’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
U.S. Government and Agency Obligations (10.0%)
U.S. Government Securities (10.0%)
	United States Treasury Note/Bond	0.250%	9/30/23	1,000	993
	United States Treasury Note/Bond	0.375%	10/31/23	77,000	76,567
[1]	United States Treasury Note/Bond	0.750%	11/15/24	129,000	128,295
[2]	United States Treasury Note/Bond	0.875%	6/30/26	15,000	14,761
	United States Treasury Note/Bond	1.250%	11/30/26	7,500	7,496
Total U.S. Government and Agency Obligations (Cost $228,431)					228,112
Asset-Backed/Commercial Mortgage-Backed Securities (8.1%)
[3]	Ally Auto Receivables Trust Class A4 Series 2019-1	3.020%	4/15/24	240	244
[3]	Ally Auto Receivables Trust Class A4 Series 2019-4	1.920%	1/15/25	250	253
[3]	American Express Credit Account Master Trust Class A Series 2021-1	0.900%	11/15/26	1,060	1,052
[3,4]	American Homes 4 Rent Trust Class A Series 2014-SFR2	3.786%	10/17/36	262	272
[3,4]	American Homes 4 Rent Trust Class A Series 2015-SFR2	3.732%	10/17/52	169	177
[3,4]	American Homes 4 Rent Trust Class B Series 2014-SFR2	4.290%	10/17/36	80	83
[3,4]	American Homes 4 Rent Trust Class B Series 2015-SFR2	4.295%	10/17/52	100	106
[3]	AmeriCredit Automobile Receivables Trust Class A3 Series 2021-2	0.340%	12/18/26	360	357
[3]	AmeriCredit Automobile Receivables Trust Class C Series 2020-2	1.480%	2/18/26	250	252
[3]	AmeriCredit Automobile Receivables Trust Class D Series 2018-2	4.010%	7/18/24	700	722
[3]	AmeriCredit Automobile Receivables Trust Class D Series 2019-1	3.620%	3/18/25	560	578
[3]	AmeriCredit Automobile Receivables Trust Class D Series 2020-2	2.130%	3/18/26	270	274
[3,4]	Avis Budget Rental Car Funding AESOP LLC Class A Series 2018-2A	4.000%	3/20/25	320	338
[3,4]	Avis Budget Rental Car Funding AESOP LLC Class A Series 2019-2A	3.350%	9/22/25	460	483
[3]	BA Credit Card Trust Class A1 Series 2021-A1	0.440%	9/15/26	410	404
[3]	Banc of America Commercial Mortgage Trust Class A3 Series 2015-UBS7	3.441%	9/15/48	294	307
[3]	Banc of America Commercial Mortgage Trust Class A4 Series 2017-BNK3	3.574%	2/15/50	110	119
[3,5]	Banc of America Commercial Mortgage Trust Class C Series 2015-UBS7	4.358%	9/15/48	40	39
[3,5]	Banc of America Funding Trust Class 2A2 Series 2006-H	3.022%	9/20/46	83	69
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[3]	BANK Class A4 Series 2017-BNK4	3.625%	5/15/50	150	163
[3]	BANK Class A4 Series 2017-BNK7	3.175%	9/15/60	30	32
[3]	BANK Class A4 Series 2017-BNK8	3.488%	11/15/50	360	390
[3]	BANK Class A5 Series 2017-BNK7	3.435%	9/15/60	270	292
[3]	BANK Class AS Series 2017-BNK6	3.741%	7/15/60	80	86
[3]	BANK Class ASB Series 2018-BN14	4.185%	9/15/60	485	533
[3]	BANK Class ASB Series 2019-BN17	3.623%	4/15/52	164	178
[3,5]	Bear Stearns ARM Trust Class 1A1 Series 2007-3	3.179%	5/25/47	115	113
[3,5]	Bear Stearns ARM Trust Class 2A1 Series 2006-4	2.812%	10/25/36	121	111
[3,5]	Benchmark Mortgage Trust Class AM Series 2018-B1	3.878%	1/15/51	160	174
[3]	Benchmark Mortgage Trust Class ASB Series 2019-B10	3.615%	3/15/62	177	192
[3,5]	Brazos Higher Education Authority Inc. Class A2 Series 2011-1, 3M USD LIBOR + 0.800%	0.978%	2/25/30	166	166
[3,4]	Canadian Pacer Auto Receivables Trust Class A4 Series 2018-2A	3.440%	8/21/23	73	74
[3,4]	Canadian Pacer Auto Receivables Trust Class A4 Series 2019-1A	2.960%	6/19/24	140	143
[3,4]	Canadian Pacer Auto Receivables Trust Class A4 Series 2020-1A	1.890%	3/19/25	200	202
[3]	Capital One Multi-Asset Execution Trust Class A1 Series 2021-A1	0.550%	7/15/26	1,780	1,754
[3]	Capital One Multi-Asset Execution Trust Class A3 Series 2021-A3	1.040%	11/16/26	1,460	1,454
[3]	Capital One Prime Auto Receivables Trust Class A3 Series 2019-1	2.510%	11/15/23	154	155
[3]	Capital One Prime Auto Receivables Trust Class A3 Series 2019-2	1.920%	5/15/24	829	835
[3]	Capital One Prime Auto Receivables Trust Class A3 Series 2021-1	0.770%	9/15/26	400	397
[3]	Capital One Prime Auto Receivables Trust Class A4 Series 2020-1	1.630%	8/15/25	790	800
[3]	Capital One Prime Auto Receivables Trust Class A4 Series 2021-1	1.040%	4/15/27	370	367
[3,4]	CARDS II Trust Class A Series 2021-1A	0.602%	4/15/27	1,460	1,443
[3]	Carmax Auto Owner Trust Class A3 Series 2019-3	2.180%	8/15/24	966	975
[3]	CarMax Auto Owner Trust Class A3 Series 2021-3	0.550%	6/15/26	1,160	1,151
[3]	CarMax Auto Owner Trust Class A4 Series 2019-3	2.300%	4/15/25	270	275
[3]	CarMax Auto Owner Trust Class A4 Series 2019-4	2.130%	7/15/25	440	448
6

Short-Term Investment-Grade Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[3]	CarMax Auto Owner Trust Class A4 Series 2020-1	2.030%	6/16/25	380	386
[3]	CarMax Auto Owner Trust Class A4 Series 2021-4	0.820%	4/15/27	210	206
[3]	CarMax Auto Owner Trust Class B Series 2018-4	3.670%	5/15/24	210	216
[3]	CarMax Auto Owner Trust Class B Series 2020-3	1.090%	3/16/26	260	259
[3]	CarMax Auto Owner Trust Class C Series 2018-1	2.950%	11/15/23	220	221
[3]	CarMax Auto Owner Trust Class C Series 2018-4	3.850%	7/15/24	140	144
[3]	CarMax Auto Owner Trust Class C Series 2019-4	2.600%	9/15/25	140	143
[3]	CarMax Auto Owner Trust Class C Series 2020-3	1.690%	4/15/26	160	161
[3]	CarMax Auto Owner Trust Class C Series 2020-4	1.300%	8/17/26	210	208
[3]	CarMax Auto Owner Trust Class C Series 2021-3	1.250%	5/17/27	240	236
[3]	CarMax Auto Owner Trust Class C Series 2021-4	1.380%	7/15/27	260	255
[3]	CarMax Auto Owner Trust Class D Series 2018-4	4.150%	4/15/25	200	206
[3]	Carvana Auto Receivables Trust Class A3 Series 2021-P3	0.700%	11/10/26	600	593
[3]	Carvana Auto Receivables Trust Class A4 Series 2021-P3	1.030%	6/10/27	290	287
[3]	CD Mortgage Trust Class A4 Series 2016-CD1	2.724%	8/10/49	95	98
[3]	CD Mortgage Trust Class A4 Series 2017-CD3	3.631%	2/10/50	110	119
[3,5]	CD Mortgage Trust Class A4 Series 2017-CD4	3.514%	5/10/50	180	193
[3]	CD Mortgage Trust Class A5 Series 2017-CD6	3.456%	11/13/50	165	178
[3,5]	CD Mortgage Trust Class C Series 2016-CD1	3.631%	8/10/49	40	39
[3]	CFCRE Commercial Mortgage Trust Class A4 Series 2016-C4	3.283%	5/10/58	102	107
[3,4]	Chesapeake Funding II LLC Class A1 Series 2019-1A	2.940%	4/15/31	363	365
[3,5]	CHL Mortgage Class 1A1 Series 2006-HYB1 Pass-Through Trust	2.655%	3/20/36	82	80
[3,5]	CHL Mortgage Class 3A1 Series 2007-HYB2 Pass-Through Trust	2.718%	2/25/47	95	78
[3]	Citigroup Commercial Mortgage Trust Class A3 Series 2014-GC23	3.356%	7/10/47	221	228
[3]	Citigroup Commercial Mortgage Trust Class A3 Series 2014-GC25	3.372%	10/10/47	1,252	1,302
[3]	Citigroup Commercial Mortgage Trust Class A3 Series 2017-P8	3.203%	9/15/50	60	63
[3]	Citigroup Commercial Mortgage Trust Class A4 Series 2013-GC11	3.093%	4/10/46	156	159
[3]	Citigroup Commercial Mortgage Trust Class A4 Series 2014-GC19	4.023%	3/10/47	150	157
[3]	Citigroup Commercial Mortgage Trust Class A4 Series 2014-GC21	3.575%	5/10/47	217	226
[3]	Citigroup Commercial Mortgage Trust Class A4 Series 2014-GC23	3.622%	7/10/47	570	597
[3]	Citigroup Commercial Mortgage Trust Class A4 Series 2014-GC25	3.635%	10/10/47	651	685
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[3]	Citigroup Commercial Mortgage Trust Class A4 Series 2015-GC31	3.762%	6/10/48	1,315	1,402
[3]	Citigroup Commercial Mortgage Trust Class A4 Series 2017-C4	3.471%	10/12/50	185	199
[3]	Citigroup Commercial Mortgage Trust Class A4 Series 2017-P8	3.465%	9/15/50	220	236
[3]	Citigroup Commercial Mortgage Trust Class A5 Series 2014-GC21	3.855%	5/10/47	748	786
[3]	Citigroup Commercial Mortgage Trust Class A5 Series 2015-GC27	3.137%	2/10/48	770	802
[3]	Citigroup Commercial Mortgage Trust Class AS Series 2014-GC23	3.863%	7/10/47	310	325
[3,5]	Citigroup Commercial Mortgage Trust Class B Series 2014-GC23	4.175%	7/10/47	130	137
[3]	Citigroup Commercial Mortgage Trust Class B Series 2017-P8	4.192%	9/15/50	240	259
[3,5]	Citigroup Commercial Mortgage Trust Class C Series 2014-GC23	4.429%	7/10/47	153	159
[3,5]	Citigroup Commercial Mortgage Trust Class C Series 2015-GC33	4.574%	9/10/58	100	99
[3,5]	Citigroup Commercial Mortgage Trust Class C Series 2017-P8	4.266%	9/15/50	40	43
[3,5]	Citigroup Mortgage Loan Trust Class 2A1A Series 2007-AR8	2.995%	7/25/37	49	48
[3]	COMM Mortgage Trust Class A3 Series 2012-CR4	2.853%	10/15/45	262	265
[3]	COMM Mortgage Trust Class A3 Series 2013-CR11	3.983%	8/10/50	270	281
[3]	COMM Mortgage Trust Class A3 Series 2013-CR12	3.765%	10/10/46	166	170
[3]	COMM Mortgage Trust Class A3 Series 2014-CR14	3.955%	2/10/47	50	52
[3]	COMM Mortgage Trust Class A3 Series 2014-CR20	3.326%	11/10/47	489	506
[3]	COMM Mortgage Trust Class A4 Series 2012-CR5	2.771%	12/10/45	70	71
[3]	COMM Mortgage Trust Class A4 Series 2013-CR11	4.258%	8/10/50	247	258
[3]	COMM Mortgage Trust Class A4 Series 2013-CR12	4.046%	10/10/46	206	214
[3,5]	COMM Mortgage Trust Class A4 Series 2013-CR13	4.194%	11/10/46	76	80
[3]	COMM Mortgage Trust Class A4 Series 2013-CR8	3.334%	6/10/46	7	7
[3,5]	COMM Mortgage Trust Class A4 Series 2013-CR9	4.255%	7/10/45	330	342
[3]	COMM Mortgage Trust Class A4 Series 2013-LC6	2.941%	1/10/46	75	76
[3,5]	COMM Mortgage Trust Class A4 Series 2014-CR14	4.236%	2/10/47	470	495
[3,5]	COMM Mortgage Trust Class A4 Series 2014-CR15	4.074%	2/10/47	400	419
[3]	COMM Mortgage Trust Class A4 Series 2014-CR17	3.700%	5/10/47	37	38
[3]	COMM Mortgage Trust Class A4 Series 2014-CR18	3.550%	7/15/47	188	195
[3]	COMM Mortgage Trust Class A4 Series 2015-CR25	3.759%	8/10/48	253	271
[3]	COMM Mortgage Trust Class A4 Series 2015-CR26	3.630%	10/10/48	753	803
[3]	COMM Mortgage Trust Class A4 Series 2015-CR27	3.612%	10/10/48	815	869

7

Short-Term Investment-Grade Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[3]	COMM Mortgage Trust Class A4 Series 2015-LC19	3.183%	2/10/48	439	458
[3,5]	COMM Mortgage Trust Class A5 Series 2013-CR8	3.612%	6/10/46	205	211
[3]	COMM Mortgage Trust Class A5 Series 2013-LC13	4.205%	8/10/46	307	319
[3]	COMM Mortgage Trust Class A5 Series 2014-CR17	3.977%	5/10/47	641	677
[3]	COMM Mortgage Trust Class A5 Series 2014-CR18	3.828%	7/15/47	781	823
[3]	COMM Mortgage Trust Class A5 Series 2014-LC17	3.917%	10/10/47	479	506
[3]	COMM Mortgage Trust Class A5 Series 2015-CR22	3.309%	3/10/48	825	865
[3]	COMM Mortgage Trust Class A5 Series 2015-CR24	3.696%	8/10/48	322	343
[3]	COMM Mortgage Trust Class AM Series 2012-CR2	3.791%	8/15/45	100	101
[3]	COMM Mortgage Trust Class AM Series 2012-CR4	3.251%	10/15/45	40	40
[3,4]	COMM Mortgage Trust Class AM Series 2013-CR6	3.147%	3/10/46	250	254
[3,4,5]	COMM Mortgage Trust Class AM Series 2013-CR9	4.279%	7/10/45	250	255
[3,4,5]	COMM Mortgage Trust Class AM Series 2013-LC13	4.557%	8/10/46	435	455
[3,5]	COMM Mortgage Trust Class AM Series 2014-CR15	4.426%	2/10/47	250	264
[3]	COMM Mortgage Trust Class AM Series 2014-CR17	4.174%	5/10/47	650	683
[3,4]	COMM Mortgage Trust Class B Series 2013-CR6	3.397%	3/10/46	70	71
[3,4,5]	COMM Mortgage Trust Class C Series 2013-CR9	4.279%	7/10/45	280	265
[3,5]	COMM Mortgage Trust Class C Series 2015-CR27	4.450%	10/10/48	825	872
[3]	CSAIL Commercial Mortgage Trust Class A4 Series 2015-C2	3.504%	6/15/57	330	348
[3]	CSAIL Commercial Mortgage Trust Class A4 Series 2015-C4	3.808%	11/15/48	981	1,051
[3]	CSAIL Commercial Mortgage Trust Class A5 Series 2016-C7	3.502%	11/15/49	123	132
[3,5]	CSAIL Commercial Mortgage Trust Class C Series 2015-C3	4.369%	8/15/48	240	219
[3]	DBGS Mortgage Trust Class A4 Series 2018-C1	4.466%	10/15/51	410	469
[3]	DBJPM Mortgage Trust Class A5 Series 2017-C6	3.328%	6/10/50	130	138
[3]	Discover Card Execution Note Trust Class A1 Series 2021-A1	0.580%	9/15/26	1,170	1,152
[3]	Discover Card Execution Note Trust Class A2 Series 2021-A2	1.030%	9/15/28	330	322
[3,4]	DLL LLC Class A4 Series 2019-MT3	2.150%	9/21/26	200	202
[3,4]	DLLAD LLC Class A3 Series 2021-1A	0.640%	9/21/26	400	394
[3,4]	Dllmt LLC Class A3 Series 2021-1	1.000%	7/21/25	350	348
[3,4]	Dllmt LLC Class A4 Series 2021-1	1.240%	6/20/29	230	228
[3]	Drive Auto Receivables Trust Class C Series 2018-5	3.990%	1/15/25	151	152
[3]	Drive Auto Receivables Trust Class C Series 2020-2	2.280%	8/17/26	190	193
[3]	Drive Auto Receivables Trust Class C Series 2021-1	1.020%	6/15/27	510	508
[3]	Drive Auto Receivables Trust Class D Series 2018-3	4.300%	9/16/24	245	249
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[3]	Drive Auto Receivables Trust Class D Series 2018-5	4.300%	4/15/26	660	677
[3]	Drive Auto Receivables Trust Class D Series 2019-2	3.690%	8/17/26	500	512
[3]	Drive Auto Receivables Trust Class D Series 2019-4	2.700%	2/16/27	180	183
[3]	Drive Auto Receivables Trust Class D Series 2020-1	2.700%	5/17/27	180	183
[3]	Drive Auto Receivables Trust Class D Series 2020-2	3.050%	5/15/28	200	206
[3,4,5]	Edsouth Indenture No. 9 LLC Class A Series 2015-1, 1M USD LIBOR + 0.800%	0.903%	10/25/56	230	230
[3,4]	EDvestinU Private Education Loan Issue No. 1 LLC Class A Series 2019-A	3.580%	11/25/38	139	143
[3,4]	Enterprise Fleet Financing LLC Class A2 Series 2021-2	0.480%	5/20/27	430	426
[3,4]	Enterprise Fleet Financing LLC Class A2 Series 2021-3	0.770%	8/20/27	490	487
[3,4]	Fair Square Issuance Trust Class A Series 2020-AA	2.900%	9/20/24	440	441
[3,5]	First Horizon Mortgage Class 1A1 Series 2006-AR3 Pass-Through Trust	2.475%	11/25/36	48	36
[3,5]	First Horizon Mortgage Class 1A1 Series 2006-AR4 Pass-Through Trust	2.918%	1/25/37	97	69
[3,4]	FirstKey Homes Trust Class A Series 2020-SFR2	1.266%	10/19/37	399	389
[3]	Ford Credit Auto Lease Trust Class B Series 2020-B	1.000%	11/15/23	490	491
[3,4]	Ford Credit Auto Owner Trust Class A Series 2018-1	3.190%	7/15/31	1,720	1,806
[3,4]	Ford Credit Auto Owner Trust Class A Series 2020-1	2.040%	8/15/31	640	651
[3,4]	Ford Credit Auto Owner Trust Class B Series 2018-1	3.340%	7/15/31	510	535
[3,4]	Ford Credit Auto Owner Trust Class B Series 2020-1	2.290%	8/15/31	200	204
[3,4]	Ford Credit Auto Owner Trust Class B Series 2020-2	1.490%	4/15/33	210	207
[3]	Ford Credit Auto Owner Trust Class B Series 2020-B	1.190%	1/15/26	500	500
[3,4]	Ford Credit Auto Owner Trust Class C Series 2018-2	3.760%	1/15/30	140	145
[3]	Ford Credit Auto Owner Trust Class C Series 2019-A	3.250%	9/15/25	370	380
[3,4]	Ford Credit Auto Owner Trust Class C Series 2020-1	2.540%	8/15/31	230	234
[3]	Ford Credit Auto Owner Trust Class C Series 2020-B	2.040%	12/15/26	300	305
[3]	Ford Credit Auto Owner Trust Class C Series 2020-C	1.040%	5/15/28	170	168
[3,4]	Ford Credit Auto Owner Trust Class C Series 2021-1	1.910%	10/17/33	200	199
[3]	Ford Credit Floorplan Master Owner Trust Class A Series 2020-2	1.060%	9/15/27	70	69
[3]	Ford Credit Floorplan Master Owner Trust Class D Series 2020-1	2.120%	9/15/25	190	192
[3]	GM Financial Automobile Leasing Trust Class A3 Series 2021-3	0.390%	10/21/24	1,330	1,317
[3]	GM Financial Automobile Leasing Trust Class A4 Series 2021-2	0.410%	5/20/25	200	198
[3]	GM Financial Automobile Leasing Trust Class A4 Series 2021-3	0.500%	7/21/25	300	296
[3]	GM Financial Automobile Leasing Trust Class B Series 2021-3	0.760%	7/21/25	270	266

8

Short-Term Investment-Grade Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[3]	GM Financial Automobile Leasing Trust Class C Series 2020-2	2.560%	7/22/24	150	153
[3]	GM Financial Automobile Leasing Trust Class C Series 2021-2	1.010%	5/20/25	360	356
[3]	GM Financial Automobile Leasing Trust Class D Series 2020-1	2.280%	6/20/24	210	212
[3]	GM Financial Automobile Leasing Trust Class D Series 2020-2	3.210%	12/20/24	210	215
[3]	GM Financial Consumer Automobile Receivables Trust Class A3 Series 2021-2	0.510%	4/16/26	410	407
[3]	GM Financial Consumer Automobile Receivables Trust Class A3 Series 2021-3	0.480%	6/16/26	780	773
[3]	GM Financial Consumer Automobile Receivables Trust Class A3 Series 2021-4	0.680%	9/16/26	230	228
[3]	GM Financial Consumer Automobile Receivables Trust Class A4 Series 2019-4	1.760%	1/16/25	170	172
[3]	GM Financial Consumer Automobile Receivables Trust Class A4 Series 2021-2	0.820%	10/16/26	330	327
[3]	GM Financial Consumer Automobile Receivables Trust Class A4 Series 2021-3	0.730%	8/16/27	420	413
[3]	GM Financial Consumer Automobile Receivables Trust Class A4 Series 2021-4	0.990%	10/18/27	340	336
[3]	GM Financial Consumer Automobile Receivables Trust Class B Series 2020-3	0.810%	1/16/26	200	198
[3]	GM Financial Consumer Automobile Receivables Trust Class B Series 2020-4	0.730%	3/16/26	240	236
[3]	GM Financial Consumer Automobile Receivables Trust Class B Series 2021-1	0.750%	5/17/27	100	99
[3]	GM Financial Consumer Automobile Receivables Trust Class B Series 2021-2	1.090%	12/16/26	230	228
[3]	GM Financial Consumer Automobile Receivables Trust Class B Series 2021-4	1.250%	10/18/27	80	79
[3]	GM Financial Consumer Automobile Receivables Trust Class C Series 2020-3	1.370%	1/16/26	100	100
[3]	GM Financial Consumer Automobile Receivables Trust Class C Series 2020-4	1.050%	5/18/26	90	89
[3]	GM Financial Consumer Automobile Receivables Trust Class C Series 2021-1	1.040%	5/17/27	70	69
[3]	GM Financial Consumer Automobile Receivables Trust Class C Series 2021-2	1.280%	1/19/27	220	219
[3]	GM Financial Consumer Automobile Receivables Trust Class D Series 2020-3	1.910%	9/16/27	100	101
[3,4]	GM Financial Revolving Receivables Trust Class A Series 2021-1	1.170%	6/12/34	990	971
[3,4]	GM Financial Revolving Receivables Trust Class B Series 2021-1	1.490%	6/12/34	60	59
[3,4]	GM Financial Revolving Receivables Trust Class C Series 2021-1	1.670%	6/12/34	100	98
[3,5]	GMACM Mortgage Loan Trust Class 3A1 Series 2005-AR6	2.851%	11/19/35	18	17
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[3,4]	GMF Floorplan Owner Revolving Trust Class A Series 2020-2	0.690%	10/15/25	1,590	1,578
[3,4]	GMF Floorplan Owner Revolving Trust Class B Series 2020-1	1.030%	8/15/25	140	139
[3,4]	GMF Floorplan Owner Revolving Trust Class B Series 2020-2	0.960%	10/15/25	280	278
[3,4]	GMF Floorplan Owner Revolving Trust Class C Series 2020-1	1.480%	8/15/25	110	110
[3,4]	GMF Floorplan Owner Revolving Trust Class C Series 2020-2	1.310%	10/15/25	200	200
[3,4]	Golden Credit Card Trust Class A Series 2018-4A	3.440%	8/15/25	430	447
[3,4]	Golden Credit Card Trust Class A Series 2021-1A	1.140%	8/15/28	840	818
[3,4,5]	Gosforth Funding plc Class A1 Series 2018-1A, 3M USD LIBOR + 0.450%	0.628%	8/25/60	83	83
[3,5]	GS Mortgage Securities Corp. II Class A5 Series 2018-GS10	4.155%	7/10/51	100	113
[3]	GS Mortgage Securities Trust Class A3 Series 2015-GC34	3.244%	10/10/48	118	122
[3]	GS Mortgage Securities Trust Class A3 Series 2017-GS6	3.433%	5/10/50	75	80
[3]	GS Mortgage Securities Trust Class A4 Series 2013-GC12	3.135%	6/10/46	306	313
[3]	GS Mortgage Securities Trust Class A4 Series 2013-GC14	3.955%	8/10/46	693	709
[3]	GS Mortgage Securities Trust Class A4 Series 2014-GC26	3.364%	11/10/47	416	433
[3]	GS Mortgage Securities Trust Class A4 Series 2015-GC28	3.136%	2/10/48	910	945
[3]	GS Mortgage Securities Trust Class A4 Series 2015-GC30	3.382%	5/10/50	413	435
[3]	GS Mortgage Securities Trust Class A4 Series 2015-GC32	3.764%	7/10/48	229	244
[3]	GS Mortgage Securities Trust Class A4 Series 2015-GC34	3.506%	10/10/48	588	624
[3]	GS Mortgage Securities Trust Class A4 Series 2016-GS3	2.850%	10/10/49	530	553
[3,5]	GS Mortgage Securities Trust Class A4 Series 2018-GS9	3.992%	3/10/51	10	11
[3]	GS Mortgage Securities Trust Class A4 Series 2019-GC38	3.968%	2/10/52	200	224
[3]	GS Mortgage Securities Trust Class A4 Series 2019-GC40	3.160%	7/10/52	110	118
[3,5]	GS Mortgage Securities Trust Class A5 Series 2013-GC13	4.031%	7/10/46	543	564
[3]	GS Mortgage Securities Trust Class A5 Series 2014-GC20	3.998%	4/10/47	600	627
[3]	GS Mortgage Securities Trust Class A5 Series 2014-GC24	3.931%	9/10/47	807	853
[3]	GS Mortgage Securities Trust Class A5 Series 2014-GC26	3.629%	11/10/47	330	348
[3]	GS Mortgage Securities Trust Class A5 Series 2015-GC28	3.396%	2/10/48	676	710
[3]	GS Mortgage Securities Trust Class AS Series 2014-GC20	4.258%	4/10/47	20	21
[3,5]	GS Mortgage Securities Trust Class AS Series 2014-GC24	4.162%	9/10/47	380	400
[3,5]	GS Mortgage Securities Trust Class B Series 2013-GC12	3.777%	6/10/46	100	103
[3,5]	GS Mortgage Securities Trust Class B Series 2014-GC24	4.515%	9/10/47	270	277
[3,4,5]	GS Mortgage Securities Trust Class C Series 2013-GC13	4.064%	7/10/46	140	130
[3,5]	GS Mortgage Securities Trust Class C Series 2014-GC24	4.536%	9/10/47	410	386

9

Short-Term Investment-Grade Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[3,5]	GS Mortgage Securities Trust Class C Series 2015-GC34	4.648%	10/10/48	310	319
[3,4]	Harley Marine Financing LLC Class A2 Series 2018-1A	5.682%	5/15/43	257	255
[3]	Harley-Davidson Motorcycle Trust Class A3 Series 2019-A	2.340%	2/15/24	54	54
[3]	Harley-Davidson Motorcycle Trust Class A3 Series 2020-A	1.870%	10/15/24	467	470
[3]	Harley-Davidson Motorcycle Trust Class A3 Series 2021-B	0.560%	11/16/26	780	773
[3]	Harley-Davidson Motorcycle Trust Class A4 Series 2019-A	2.390%	11/15/26	270	274
[3]	Harley-Davidson Motorcycle Trust Class A4 Series 2020-A	1.930%	4/15/27	240	243
[3]	Harley-Davidson Motorcycle Trust Class A4 Series 2021-B	0.820%	5/15/29	320	315
[3]	Honda Auto Receivables Owner Trust Class A3 2021-4	1.140%	6/21/28	250	250
[3]	Honda Auto Receivables Owner Trust Class A3 Series 2021-2	0.330%	8/15/25	960	951
[3]	Honda Auto Receivables Owner Trust Class A3 Series 2021-3	0.410%	11/18/25	650	643
[3]	Honda Auto Receivables Owner Trust Class A4 Series 2021-2	0.550%	8/16/27	400	394
[3]	Honda Auto Receivables Owner Trust Class A4 Series 2021-3	0.600%	12/20/27	350	344
[3,4]	HPEFS Equipment Trust Class B Series 2019-1A	2.320%	9/20/29	89	89
[3,4]	HPEFS Equipment Trust Class B Series 2020-1A	1.890%	2/20/30	300	302
[3,4]	HPEFS Equipment Trust Class C Series 2019-1A	2.490%	9/20/29	100	101
[3,4]	HPEFS Equipment Trust Class D Series 2019-1A	2.720%	9/20/29	100	101
[3,4]	Hudsons Bay Simon JV Trust Class A7 Series 2015-HB7	3.914%	8/5/34	500	456
[3,4]	Hyundai Auto Lease Securitization Trust Class A4 Series 2021-B	0.380%	8/15/25	220	218
[3,4]	Hyundai Auto Lease Securitization Trust Class B Series 2021-C	0.760%	2/17/26	1,030	1,018
[3]	Hyundai Auto Receivables Trust Class A3 Series 2021-B	0.380%	1/15/26	1,450	1,433
[3]	Hyundai Auto Receivables Trust Class A3 Series 2021-C	0.740%	5/15/26	240	238
[3]	Hyundai Auto Receivables Trust Class A4 Series 2021-B	0.600%	2/16/27	630	617
[3]	Hyundai Auto Receivables Trust Class A4 Series 2021-C	1.030%	12/15/27	380	377
[3]	Hyundai Auto Receivables Trust Class B Series 2019-A	2.940%	5/15/25	190	194
[3]	Hyundai Auto Receivables Trust Class B Series 2019-B	2.210%	4/15/25	120	122
[3]	Hyundai Auto Receivables Trust Class B Series 2020-B	0.940%	12/15/25	130	129
[3]	Hyundai Auto Receivables Trust Class B Series 2020-C	0.810%	11/16/26	280	275
[3]	Hyundai Auto Receivables Trust Class B Series 2021-A	1.090%	5/17/27	270	266
[3]	Hyundai Auto Receivables Trust Class B Series 2021-B	0.910%	2/16/27	230	223
[3]	Hyundai Auto Receivables Trust Class C Series 2020-B	1.600%	12/15/26	160	160
[3]	Hyundai Auto Receivables Trust Class C Series 2020-C	1.080%	12/15/27	250	245
[3]	Hyundai Auto Receivables Trust Class C Series 2021-A	1.330%	11/15/27	400	394
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[3]	Hyundai Auto Receivables Trust Class C Series 2021-B	1.120%	2/15/28	250	243
[3,4,5]	Invitation Homes Trust Class A Series 2018-SFR1, 1M USD LIBOR + 0.700%	0.809%	3/17/37	936	935
[3,4,5]	Invitation Homes Trust Class B Series 2018-SFR1, 1M USD LIBOR + 0.950%	1.059%	3/17/37	260	260
[3]	JP Morgan Chase Commercial Mortgage Securities Trust Class A3 Series 2012-C6	3.507%	5/15/45	220	220
[3]	JP Morgan Chase Commercial Mortgage Securities Trust Class A3 Series 2013-C16	3.881%	12/15/46	39	40
[3,5]	JP Morgan Chase Commercial Mortgage Securities Trust Class A4 Series 2013-C13	3.994%	1/15/46	77	80
[3]	JP Morgan Chase Commercial Mortgage Securities Trust Class A4 Series 2013-C16	4.166%	12/15/46	50	52
[3]	JP Morgan Chase Commercial Mortgage Securities Trust Class A5 Series 2012-LC9	2.840%	12/15/47	592	598
[3]	JP Morgan Chase Commercial Mortgage Securities Trust Class A5 Series 2013-LC11	2.960%	4/15/46	2	2
[3]	JP Morgan Chase Commercial Mortgage Securities Trust Class AS Series 2013-C16	4.517%	12/15/46	400	418
[3,5]	JP Morgan Chase Commercial Mortgage Securities Trust Class B Series 2013-C16	4.942%	12/15/46	550	580
[3,4,5]	JP Morgan Chase Commercial Mortgage Securities Trust Class C Series 2010-C2	5.694%	11/15/43	81	81
[3,5]	JP Morgan Chase Commercial Mortgage Securities Trust Class C Series 2013-C13	4.077%	1/15/46	70	72
[3,5]	JP Morgan Chase Commercial Mortgage Securities Trust Class C Series 2013-C16	5.007%	12/15/46	270	282
[3,4,5]	JP Morgan Chase Commercial Mortgage Securities Trust Class D Series 2010-C2	5.694%	11/15/43	170	165
[3]	JPMBB Commercial Mortgage Securities Trust Class A3 Series 2014-C26	3.231%	1/15/48	877	905
[3]	JPMBB Commercial Mortgage Securities Trust Class A3 Series 2015-C31	3.801%	8/15/48	588	620
[3,5]	JPMBB Commercial Mortgage Securities Trust Class A4 Series 2013-C14	4.133%	8/15/46	226	232
[3]	JPMBB Commercial Mortgage Securities Trust Class A4 Series 2013-C17	4.199%	1/15/47	100	104
[3]	JPMBB Commercial Mortgage Securities Trust Class A4 Series 2014-C19	3.997%	4/15/47	70	73
[3]	JPMBB Commercial Mortgage Securities Trust Class A4 Series 2014-C21	3.493%	8/15/47	122	127
[3]	JPMBB Commercial Mortgage Securities Trust Class A4 Series 2014-C26	3.494%	1/15/48	830	869
[3]	JPMBB Commercial Mortgage Securities Trust Class A4 Series 2015-C27	3.179%	2/15/48	414	430
[3]	JPMBB Commercial Mortgage Securities Trust Class A4 Series 2015-C30	3.551%	7/15/48	880	921
[3]	JPMBB Commercial Mortgage Securities Trust Class A4 Series 2015-C33	3.770%	12/15/48	583	624

10

Short-Term Investment-Grade Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[3]	JPMBB Commercial Mortgage Securities Trust Class A5 Series 2013-C12	3.664%	7/15/45	39	40
[3]	JPMBB Commercial Mortgage Securities Trust Class A5 Series 2013-C15	4.131%	11/15/45	100	104
[3]	JPMBB Commercial Mortgage Securities Trust Class A5 Series 2014-C18	4.079%	2/15/47	750	782
[3]	JPMBB Commercial Mortgage Securities Trust Class A5 Series 2014-C24	3.639%	11/15/47	1,204	1,262
[3]	JPMBB Commercial Mortgage Securities Trust Class A5 Series 2015-C32	3.598%	11/15/48	570	593
[3,5]	JPMBB Commercial Mortgage Securities Trust Class AS Series 2013-C12	4.038%	7/15/45	180	186
[3,5]	JPMBB Commercial Mortgage Securities Trust Class AS Series 2014-C18	4.439%	2/15/47	300	315
[3,5]	JPMBB Commercial Mortgage Securities Trust Class AS Series 2015-C30	4.226%	7/15/48	385	414
[3,5]	JPMBB Commercial Mortgage Securities Trust Class B Series 2014-C18	4.796%	2/15/47	300	311
[3,5]	JPMBB Commercial Mortgage Securities Trust Class C Series 2014-C18	4.796%	2/15/47	250	240
[3]	JPMCC Commercial Mortgage Securities Trust Class A4 Series 2017-JP6	3.224%	7/15/50	250	263
[3]	JPMCC Commercial Mortgage Securities Trust Class A5 Series 2017-JP5	3.723%	3/15/50	200	216
[3]	JPMCC Commercial Mortgage Securities Trust Class A5 Series 2017-JP6	3.490%	7/15/50	75	81
[3]	JPMCC Commercial Mortgage Securities Trust Class A5 Series 2017-JP7	3.454%	9/15/50	75	80
[3]	JPMDB Commercial Mortgage Securities Trust Class A3 Series 2016-C4	3.141%	12/15/49	220	232
[3]	JPMDB Commercial Mortgage Securities Trust Class A4 Series 2018-C8	4.211%	6/15/51	10	11
[3]	JPMDB Commercial Mortgage Securities Trust Class A5 Series 2017-C7	3.409%	10/15/50	160	171
[3,4,5]	Lanark Master Issuer plc Class 1A Series 2020-1A	2.277%	12/22/69	280	285
[3,4]	Laurel Road Prime Student Loan Trust Class A2B Series 2017-C	2.810%	11/25/42	104	105
[3,4]	Laurel Road Prime Student Loan Trust Class A2FX Series 2018-B	3.540%	5/26/43	174	177
[3,4]	Master Credit Card Trust Class A Series 2021-1A	0.530%	11/21/25	1,420	1,400
[3,5]	MASTR Adjustable Rate Mortgages Trust Class 5A1 Series 2004-3	1.925%	4/25/34	1	1
[3]	Mercedes-Benz Auto Lease Trust Class A3 Series 2021-B	0.400%	11/15/24	790	785
[3]	Mercedes-Benz Auto Lease Trust Class A4 Series 2021-B	0.510%	3/15/27	420	415
[3]	Mercedes-Benz Auto Receivables Trust Class A3 Series 2021-1	0.730%	12/15/27	450	443
[3]	Mercedes-Benz Auto Receivables Trust Class A4 Series 2019-1	2.040%	1/15/26	590	599
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[3,5]	Merrill Lynch Mortgage Investors Trust MLMI Class 2A Series 2003-A4	2.405%	7/25/33	5	6
[3,5]	Merrill Lynch Mortgage Investors Trust MLMI Class 2A2 Series 2003-A2, 6M USD LIBOR + 1.500%	1.746%	2/25/33	8	7
[3,4]	MMAF Equipment Finance LLC Class A4 Series 2018-A	3.390%	1/10/25	193	195
[3,4]	MMAF Equipment Finance LLC Class A5 Series 2015-AA	2.490%	2/19/36	35	35
[3,4]	MMAF Equipment Finance LLC Class A5 Series 2018-A	3.610%	3/10/42	110	115
[3,4]	MMAF Equipment Finance LLC Class A5 Series 2019-A	3.080%	11/12/41	220	228
[3]	Morgan Stanley Bank of America Merrill Lynch Trust Class A3 Series 2013-C11	3.960%	8/15/46	259	264
[3]	Morgan Stanley Bank of America Merrill Lynch Trust Class A3 Series 2014-C15	3.773%	4/15/47	668	693
[3]	Morgan Stanley Bank of America Merrill Lynch Trust Class A3 Series 2015-C23	3.451%	7/15/50	263	274
[3]	Morgan Stanley Bank of America Merrill Lynch Trust Class A3 Series 2015-C24	3.479%	5/15/48	413	434
[3]	Morgan Stanley Bank of America Merrill Lynch Trust Class A4 Series 2012-C6	2.858%	11/15/45	100	100
[3,5]	Morgan Stanley Bank of America Merrill Lynch Trust Class A4 Series 2013-C10	4.075%	7/15/46	683	705
[3,5]	Morgan Stanley Bank of America Merrill Lynch Trust Class A4 Series 2013-C11	4.151%	8/15/46	580	598
[3,5]	Morgan Stanley Bank of America Merrill Lynch Trust Class A4 Series 2013-C12	4.259%	10/15/46	80	83
[3]	Morgan Stanley Bank of America Merrill Lynch Trust Class A4 Series 2013-C13	4.039%	11/15/46	200	209
[3]	Morgan Stanley Bank of America Merrill Lynch Trust Class A4 Series 2013-C7	2.918%	2/15/46	130	132
[3]	Morgan Stanley Bank of America Merrill Lynch Trust Class A4 Series 2013-C9	3.102%	5/15/46	95	97
[3]	Morgan Stanley Bank of America Merrill Lynch Trust Class A4 Series 2014-C15	4.051%	4/15/47	315	331
[3]	Morgan Stanley Bank of America Merrill Lynch Trust Class A4 Series 2014-C18	3.923%	10/15/47	490	520
[3]	Morgan Stanley Bank of America Merrill Lynch Trust Class A4 Series 2014-C19	3.526%	12/15/47	740	778
[3]	Morgan Stanley Bank of America Merrill Lynch Trust Class A4 Series 2015-C20	3.249%	2/15/48	1,180	1,236
[3]	Morgan Stanley Bank of America Merrill Lynch Trust Class A4 Series 2015-C23	3.719%	7/15/50	932	994
[3]	Morgan Stanley Bank of America Merrill Lynch Trust Class A4 Series 2016-C29	3.325%	5/15/49	779	825
[3]	Morgan Stanley Bank of America Merrill Lynch Trust Class A4 Series 2016-C32	3.720%	12/15/49	1,304	1,417
[3]	Morgan Stanley Bank of America Merrill Lynch Trust Class A4 Series 2017-C34	3.536%	11/15/52	75	81

11

Short-Term Investment-Grade Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[3]	Morgan Stanley Bank of America Merrill Lynch Trust Class A5 Series 2014-C14	4.064%	2/15/47	450	471
[3]	Morgan Stanley Bank of America Merrill Lynch Trust Class A5 Series 2014-C16	3.892%	6/15/47	644	676
[3]	Morgan Stanley Bank of America Merrill Lynch Trust Class A5 Series 2014-C17	3.741%	8/15/47	320	335
[3]	Morgan Stanley Bank of America Merrill Lynch Trust Class A5 Series 2015-C25	3.635%	10/15/48	1,455	1,552
[3]	Morgan Stanley Bank of America Merrill Lynch Trust Class AS Series 2013-C7	3.214%	2/15/46	60	61
[3,5]	Morgan Stanley Bank of America Merrill Lynch Trust Class AS Series 2014-C14	4.384%	2/15/47	450	473
[3]	Morgan Stanley Bank of America Merrill Lynch Trust Class AS Series 2014-C16	4.094%	6/15/47	230	241
[3]	Morgan Stanley Bank of America Merrill Lynch Trust Class AS Series 2014-C17	4.011%	8/15/47	160	168
[3,5]	Morgan Stanley Bank of America Merrill Lynch Trust Class B Series 2014-C16	4.332%	6/15/47	660	673
[3,5]	Morgan Stanley Bank of America Merrill Lynch Trust Class C Series 2013-C10	4.075%	7/15/46	70	62
[3,5]	Morgan Stanley Bank of America Merrill Lynch Trust Class C Series 2014-C15	4.898%	4/15/47	50	52
[3,5]	Morgan Stanley Bank of America Merrill Lynch Trust Class C Series 2014-C16	4.765%	6/15/47	300	295
[3,5]	Morgan Stanley Bank of America Merrill Lynch Trust Class C Series 2016-C29	4.733%	5/15/49	180	184
[3,4]	Morgan Stanley Capital I Trust Class A Series 2014-150E	3.912%	9/9/32	375	393
[3,4]	Morgan Stanley Capital I Trust Class A Series 2015-420	3.727%	10/12/50	374	390
[3]	Morgan Stanley Capital I Trust Class A4 Series 2015-UBS8	3.809%	12/15/48	916	981
[3]	Morgan Stanley Capital I Trust Class A4 Series 2016-BNK2	3.049%	11/15/49	400	422
[3]	Morgan Stanley Capital I Trust Class A4 Series 2016-UB11	2.782%	8/15/49	154	160
[3]	Morgan Stanley Capital I Trust Class A4 Series 2017-HR2	3.587%	12/15/50	195	212
[3]	Morgan Stanley Capital I Trust Class AS Series 2012-C4	3.773%	3/15/45	28	28
[3]	Morgan Stanley Capital I Trust Class ASB Series 2017-HR2	3.509%	12/15/50	140	149
[3,5]	Morgan Stanley Capital I Trust Class C Series 2015-UBS8	4.582%	12/15/48	150	144
[3,5]	Morgan Stanley Mortgage Loan Trust Class 5A1 Series 2006-8AR	1.976%	6/25/36	47	44
[3,4]	MSBAM Commercial Mortgage Securities Trust Class A2 Series 2012-CKSV	3.277%	10/15/30	585	582
[3,4]	Navient Private Education Loan Trust Class A2A Series 2017-A	2.880%	12/16/58	161	164
[3,4]	Navient Private Education Loan Trust Class A2A Series 2018-BA	3.610%	12/15/59	321	331
[3,4]	Navient Private Education Refi Loan Trust Class A2A Series 2018-DA	4.000%	12/15/59	955	990
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[3,4,5]	Navient Student Loan Trust Class A2 Series 2016-2A, 1M USD LIBOR + 1.050%	1.153%	6/25/65	5	5
[3,4,5]	Navient Student Loan Trust Class A2 Series 2016-6A, 1M USD LIBOR + 0.750%	0.853%	3/25/66	331	332
[3,4]	Navient Student Loan Trust Class A2A Series 2019-BA	3.390%	12/15/59	446	460
[3]	Nissan Auto Receivables Owner Trust Class A4 Series 2019-A	3.000%	9/15/25	280	286
[3,4]	Palisades Center Trust Class A Series 2016-PLSD	2.713%	4/13/33	330	309
[3,4,5]	Pepper Residential Securities Trust Class A1U Series 21A, 1M USD LIBOR + 0.880%	0.988%	1/16/60	139	139
[3,4,5]	Pepper Residential Securities Trust No. 22 Class A1U Series 22A, 1M USD LIBOR + 1.000%	1.104%	6/20/60	69	69
[3,4,5]	Pepper Residential Securities Trust No. 23 Class A1U Series 23A, 1M USD LIBOR + 0.950%	1.054%	8/18/60	60	60
[3,4,5]	PHEAA Student Loan Trust Class A Series 2016-2A, 1M USD LIBOR + 0.950%	1.053%	11/25/65	279	282
[3,4,5]	RESIMAC Bastille Trust Class A1 Series 2018-1NCA, 1M USD LIBOR + 0.850%	0.954%	12/5/59	203	203
[3,4,5]	RESIMAC MBS Trust Class A1A Series 2018-2A, 1M USD LIBOR + 0.850%	0.951%	4/10/50	30	30
[3,4,5]	RESIMAC Premier Class A1 Series 2018-1A, 1M USD LIBOR + 0.800%	0.901%	11/10/49	121	121
[3,5]	RFMSI Series Trust Class 2A1 Series 2006-SA3	4.577%	9/25/36	46	33
[3,5]	RFMSI Trust Class 2A1 Series 2006-SA2	4.439%	8/25/36	147	116
[3]	Santander Drive Auto Receivables Trust Class C Series 2020-3	1.120%	1/15/26	400	401
[3]	Santander Drive Auto Receivables Trust Class C Series 2021-1	0.750%	2/17/26	440	439
[3]	Santander Drive Auto Receivables Trust Class D Series 2018-3	4.070%	8/15/24	871	882
[3]	Santander Drive Auto Receivables Trust Class D Series 2018-4	3.980%	12/15/25	702	713
[3]	Santander Drive Auto Receivables Trust Class D Series 2018-5	4.190%	12/16/24	780	790
[3]	Santander Drive Auto Receivables Trust Class D Series 2020-2	2.220%	9/15/26	880	893
[3]	Santander Drive Auto Receivables Trust Class D Series 2021-1	1.130%	11/16/26	550	547
[3,4]	Santander Retail Auto Lease Trust Class A3 Series 2021-B	0.510%	8/20/24	1,160	1,150
[3,4]	Santander Retail Auto Lease Trust Class A4 Series 2020-A	1.760%	3/20/24	340	342
[3,4]	Santander Retail Auto Lease Trust Class A4 Series 2021-B	0.540%	6/20/25	290	286
[3,4]	Santander Retail Auto Lease Trust Class A4 Series 2021-C	0.590%	3/20/26	270	267
[3,4]	Santander Retail Auto Lease Trust Class C Series 2020-B	1.180%	12/20/24	310	308
[3,4]	Santander Retail Auto Lease Trust Class C Series 2021-C	1.110%	3/20/26	410	405

12

Short-Term Investment-Grade Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[3,4]	Santander Retail Auto Lease Trust Class D Series 2020-A	2.520%	11/20/24	470	475
[3,4]	Santander Retail Auto Lease Trust Class D Series 2020-B	1.980%	10/20/25	600	603
[3,4]	Santander Retail Auto Lease Trust Class D Series 2021-B	1.410%	11/20/25	470	465
[3,4]	Securitized Term Auto Receivables Trust Class A4 Series 2018-2A	3.544%	6/26/23	153	153
[3,4]	SLM Private Education Loan Trust Class B Series 2014-A	3.500%	11/15/44	66	66
[3,4]	SMB Private Education Loan Trust Class A2A Series 2016-A	2.700%	5/15/31	116	118
[3,4]	SMB Private Education Loan Trust Class A2A Series 2017-B	2.820%	10/15/35	253	257
[3,4]	SMB Private Education Loan Trust Class A2A Series 2018-B	3.600%	1/15/37	491	516
[3,4]	SMB Private Education Loan Trust Class A2A Series 2018-C	3.630%	11/15/35	672	699
[3,4,5]	SoFi Professional Loan Program LLC Class A1 Series 2016-D, 1M USD LIBOR + 0.950%	1.053%	1/25/39	14	14
[3,4,5]	SoFi Professional Loan Program LLC Class A1 Series 2017-C, 1M USD LIBOR + 0.600%	0.703%	7/25/40	7	7
[3,4]	SoFi Professional Loan Program LLC Class A2B Series 2016-B	2.740%	10/25/32	21	21
[3,4]	SoFi Professional Loan Program LLC Class A2B Series 2016-C	2.360%	12/27/32	21	21
[3,4]	SoFi Professional Loan Program LLC Class A2B Series 2016-D	2.340%	4/25/33	37	37
[3,4]	SoFi Professional Loan Program LLC Class A2B Series 2017-A	2.400%	3/26/40	8	8
[3,4]	SoFi Professional Loan Program LLC Class A2B Series 2017-E	2.720%	11/26/40	114	115
[3,4]	SoFi Professional Loan Program LLC Class A2B Series 2018-A	2.950%	2/25/42	169	170
[3,4]	SoFi Professional Loan Program LLC Class A2FX Series 2017-B	2.740%	5/25/40	58	59
[3,4]	SoFi Professional Loan Program LLC Class A2FX Series 2017-D	2.650%	9/25/40	108	109
[3,4]	SoFi Professional Loan Program LLC Class A2FX Series 2017-F	2.840%	1/25/41	112	114
[3]	Synchrony Credit Card Master Note Trust Class C Series 2017-2	3.010%	10/15/25	380	386
[3,4]	Tesla Auto Lease Trust Class A3 Series 2021-B	0.600%	9/22/25	470	465
[3,4]	Tesla Auto Lease Trust Class A4 Series 2020-A	0.780%	12/20/23	130	130
[3,4]	Tesla Auto Lease Trust Class A4 Series 2021-B	0.630%	9/22/25	230	227
[3,4]	Tesla Auto Lease Trust Class B Series 2021-B	0.910%	9/22/25	340	335
[3,4]	Tesla Auto Lease Trust Class C Series 2020-A	1.680%	2/20/24	100	101
[3,4]	Tesla Auto Lease Trust Class C Series 2021-B	1.120%	9/22/25	230	227
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[3,4]	Tidewater Auto Receivables Trust Class D Series 2018-AA	4.300%	11/15/24	113	113
[3,4]	TMSQ Mortgage Trust Class A Series 2014-1500	3.680%	10/10/36	640	663
[3,4]	Toyota Auto Loan Extended Note Trust Class A Series 2019-1A	2.560%	11/25/31	100	103
[3,4]	Toyota Auto Loan Extended Note Trust Class A Series 2020-1A	1.350%	5/25/33	590	588
[3,4]	Toyota Auto Loan Extended Note Trust Class A Series 2021-1A	1.070%	2/27/34	1,280	1,259
[3]	Toyota Auto Receivables Owner Trust Class A3 Series 2021-C	0.720%	1/15/27	570	560
[3]	Toyota Auto Receivables Owner Trust Class A3 Series 2021-D	0.710%	4/15/26	430	427
[3]	Toyota Auto Receivables Owner Trust Class A4 Series 2019-D	1.990%	2/18/25	300	305
[3]	Toyota Auto Receivables Owner Trust Class A4 Series 2020-A	1.680%	5/15/25	900	911
[3]	Toyota Auto Receivables Owner Trust Class A4 Series 2021-D	1.020%	3/15/27	330	328
[3,4]	Toyota Lease Owner Trust Class A3 Series 2021-B	0.420%	10/21/24	900	892
[3,4]	Toyota Lease Owner Trust Class A4 Series 2021-A	0.500%	8/20/25	200	198
[3,4]	Trinity Rail Leasing LLC Class A2 Series 2018-1A	4.620%	6/17/48	740	755
[3]	UBS Commercial Mortgage Trust Class A4 Series 2017-C7	3.679%	12/15/50	150	163
[3]	UBS Commercial Mortgage Trust Class AS Series 2012-C1	4.171%	5/10/45	30	30
[3]	UBS Commercial Mortgage Trust Class ASB Series 2019-C16	3.460%	4/15/52	167	179
[3,4]	UBS-BAMLL Trust Class A Series 2012-WRM	3.663%	6/10/30	606	601
[3]	UBS-Barclays Commercial Mortgage Trust Class A4 Series 2013-C6	3.244%	4/10/46	150	152
[3]	UBS-Barclays Commercial Mortgage Trust Class AS Series 2013-C6	3.469%	4/10/46	50	51
[3]	Verizon Master Trust Class A Series 2021-1	0.500%	5/20/27	1,540	1,520
[3]	Verizon Master Trust Class A Series 2021-2	0.990%	4/20/28	530	526
[3]	Verizon Master Trust Class B Series 2021-1	0.690%	5/20/27	730	720
[3]	Verizon Master Trust Class B Series 2021-2	1.280%	4/20/28	570	568
[3]	Verizon Master Trust Class C Series 2021-1	0.890%	5/20/27	390	386
[3]	Verizon Owner Trust Class B Series 2020-A	1.980%	7/22/24	500	506
[3]	Verizon Owner Trust Class B Series 2020-B	0.680%	2/20/25	630	626
[3,5]	WaMu Mortgage Pass-Through Certificates Trust Class 1A7 Series 2003-AR9	2.514%	9/25/33	6	6
[3,5]	WaMu Mortgage Pass-Through Certificates Trust Class A Series 2002-AR18	2.572%	1/25/33	4	4
[3,5]	WaMu Mortgage Pass-Through Certificates Trust Class A7 Series 2003-AR7	2.364%	8/25/33	4	4

13

Short-Term Investment-Grade Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[3]	Wells Fargo Commercial Mortgage Trust Class A3 Series 2015-C30	3.411%	9/15/58	825	871
[3]	Wells Fargo Commercial Mortgage Trust Class A3 Series 2016-BNK1	2.652%	8/15/49	320	331
[3,5]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2013-LC12	4.218%	7/15/46	277	286
[3]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2015-C27	3.190%	2/15/48	501	517
[3]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2015-C29	3.637%	6/15/48	1,085	1,153
[3]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2015-C30	3.664%	9/15/58	550	587
[3]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2015-LC22	3.839%	9/15/58	929	998
[3]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2016-C37	3.525%	12/15/49	160	170
[3]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2017-C39	3.157%	9/15/50	120	125
[3]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2017-C40	3.581%	10/15/50	75	81
[3]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2017-RC1	3.631%	1/15/60	75	81
[3]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2018-C46	4.152%	8/15/51	90	101
[3]	Wells Fargo Commercial Mortgage Trust Class A5 Series 2014-LC16	3.817%	8/15/50	1,120	1,176
[3]	Wells Fargo Commercial Mortgage Trust Class A5 Series 2014-LC18	3.405%	12/15/47	870	915
[3,5]	Wells Fargo Commercial Mortgage Trust Class AS Series 2013-LC12	4.306%	7/15/46	110	114
[3]	Wells Fargo Commercial Mortgage Trust Class AS Series 2014-LC16	4.020%	8/15/50	200	204
[3,5]	Wells Fargo Commercial Mortgage Trust Class AS Series 2015-C30	4.067%	9/15/58	350	373
[3,5]	Wells Fargo Commercial Mortgage Trust Class AS Series 2015-LC22	4.207%	9/15/58	275	295
[3]	Wells Fargo Commercial Mortgage Trust Class ASB Series 2019-C49	3.933%	3/15/52	210	230
[3]	Wells Fargo Commercial Mortgage Trust Class B Series 2014-LC16	4.322%	8/15/50	150	141
[3]	Wells Fargo Commercial Mortgage Trust Class C Series 2014-LC16	4.458%	8/15/50	220	121
[3,5]	Wells Fargo Commercial Mortgage Trust Class C Series 2015-LC22	4.557%	9/15/58	315	322
[3,5]	Wells Fargo Commercial Mortgage Trust Class C Series 2018-C43	4.514%	3/15/51	80	82
[3,5]	Wells Fargo Mortgage Backed Securities Trust Class 2A1 Series 2006-AR14	2.537%	10/25/36	60	57
[3,4,5]	WFLD Mortgage Trust Class A Series 2014-MONT	3.755%	8/10/31	875	904
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[3,5]	WFRBS Commercial Mortgage Trust Class A4 Series 2013-C15	4.153%	8/15/46	355	367
[3]	WFRBS Commercial Mortgage Trust Class A4 Series 2013-C17	4.023%	12/15/46	230	240
[3]	WFRBS Commercial Mortgage Trust Class A4 Series 2014-C19	3.829%	3/15/47	480	498
[3]	WFRBS Commercial Mortgage Trust Class A4 Series 2014-C21	3.410%	8/15/47	77	80
[3]	WFRBS Commercial Mortgage Trust Class A4 Series 2014-C23	3.650%	10/15/57	467	490
[3]	WFRBS Commercial Mortgage Trust Class A4 Series 2014-LC14	3.766%	3/15/47	58	60
[3]	WFRBS Commercial Mortgage Trust Class A5 Series 2013-C16	4.415%	9/15/46	350	365
[3,5]	WFRBS Commercial Mortgage Trust Class A5 Series 2013-C18	4.162%	12/15/46	165	173
[3]	WFRBS Commercial Mortgage Trust Class A5 Series 2014-C19	4.101%	3/15/47	530	557
[3]	WFRBS Commercial Mortgage Trust Class A5 Series 2014-C20	3.995%	5/15/47	565	592
[3]	WFRBS Commercial Mortgage Trust Class A5 Series 2014-C21	3.678%	8/15/47	589	618
[3]	WFRBS Commercial Mortgage Trust Class A5 Series 2014-C23	3.917%	10/15/57	460	488
[3]	WFRBS Commercial Mortgage Trust Class A5 Series 2014-C24	3.607%	11/15/47	342	360
[3]	WFRBS Commercial Mortgage Trust Class A5 Series 2014-LC14	4.045%	3/15/47	902	945
[3]	WFRBS Commercial Mortgage Trust Class AS Series 2012-C9	3.388%	11/15/45	70	71
[3]	WFRBS Commercial Mortgage Trust Class AS Series 2013-C13	3.345%	5/15/45	50	51
[3]	WFRBS Commercial Mortgage Trust Class AS Series 2014-C21	3.891%	8/15/47	170	175
[3,5]	WFRBS Commercial Mortgage Trust Class B Series 2013-C18	4.863%	12/15/46	140	145
[3]	WFRBS Commercial Mortgage Trust Class B Series 2014-C20	4.378%	5/15/47	280	285
[3,5]	WFRBS Commercial Mortgage Trust Class C Series 2014-C20	4.513%	5/15/47	90	84
[3]	World Omni Auto Receivables Trust Class A3 Series 2021-B	0.420%	6/15/26	720	712
[3]	World Omni Auto Receivables Trust Class A3 Series 2021-C	0.440%	8/17/26	650	643
[3]	World Omni Auto Receivables Trust Class A4 Series 2018-D	3.440%	12/16/24	130	132
[3]	World Omni Auto Receivables Trust Class A4 Series 2021-B	0.690%	6/15/27	190	187
[3]	World Omni Auto Receivables Trust Class A4 Series 2021-C	0.640%	9/15/27	390	382
[3]	World Omni Auto Receivables Trust Class A4 Series 2021-D	1.100%	11/15/27	380	378
[3]	World Omni Auto Receivables Trust Class B Series 2018-A	2.890%	4/15/25	220	221

14

Short-Term Investment-Grade Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[3]	World Omni Auto Receivables Trust Class B Series 2019-B	2.860%	6/16/25	170	174
[3]	World Omni Auto Receivables Trust Class B Series 2020-B	1.220%	3/16/26	150	150
[3]	World Omni Auto Receivables Trust Class B Series 2020-C	0.870%	10/15/26	300	298
[3]	World Omni Auto Receivables Trust Class B Series 2021-B	1.040%	6/15/27	140	137
[3]	World Omni Auto Receivables Trust Class B Series 2021-C	0.840%	9/15/27	140	136
[3]	World Omni Auto Receivables Trust Class B Series 2021-D	1.520%	11/15/27	410	408
[3]	World Omni Auto Receivables Trust Class C Series 2020-C	1.390%	5/17/27	100	100
[3]	World Omni Auto Receivables Trust Class C Series 2021-B	1.290%	12/15/27	130	129
[3]	World Omni Auto Receivables Trust Class C Series 2021-C	1.060%	4/17/28	70	68
[3]	World Omni Auto Receivables Trust Class C Series 2021-D	1.720%	6/15/28	140	139
[3]	World Omni Automobile Lease Securitization Trust Class A3 Series 2021-A	0.420%	8/15/24	810	804
[3]	World Omni Automobile Lease Securitization Trust Class A4 Series 2021-A	0.500%	11/16/26	320	316
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $182,653)					184,577
Corporate Bonds (77.2%)
Communications (5.1%)
	Activision Blizzard Inc.	3.400%	9/15/26	230	246
	AT&T Inc.	2.625%	12/1/22	200	203
	AT&T Inc.	4.050%	12/15/23	130	138
	AT&T Inc.	0.900%	3/25/24	8,695	8,660
	AT&T Inc.	4.450%	4/1/24	90	96
	AT&T Inc.	3.950%	1/15/25	245	262
	AT&T Inc.	3.400%	5/15/25	825	873
	AT&T Inc.	3.600%	7/15/25	55	59
	AT&T Inc.	1.700%	3/25/26	5,760	5,736
[6]	Booking Holdings Inc.	0.100%	3/8/25	720	820
	Booking Holdings Inc.	3.650%	3/15/25	715	760
	Booking Holdings Inc.	3.600%	6/1/26	500	541
	Charter Communications Operating LLC / Charter Communications Operating Capital	4.464%	7/23/22	7,889	8,010
	Charter Communications Operating LLC / Charter Communications Operating Capital	4.500%	2/1/24	2,496	2,653
	Charter Communications Operating LLC / Charter Communications Operating Capital	4.908%	7/23/25	7,695	8,476
[4]	Cogent Communications Group Inc.	3.500%	5/1/26	90	91
	Comcast Corp.	3.700%	4/15/24	2,437	2,590
	Comcast Corp.	3.375%	2/15/25	800	850
	Comcast Corp.	3.375%	8/15/25	2,820	3,009
	Comcast Corp.	3.950%	10/15/25	1,645	1,799
	Comcast Corp.	3.150%	3/1/26	1,550	1,653
[6]	Comcast Corp.	0.010%	9/14/26	1,440	1,616
	Comcast Corp.	2.350%	1/15/27	1,500	1,551
[4]	Cox Communications Inc.	3.150%	8/15/24	250	261
[4]	CSC Holdings LLC	5.375%	2/1/28	150	155
[4]	CSC Holdings LLC	7.500%	4/1/28	30	32
[4]	CSC Holdings LLC	6.500%	2/1/29	195	209
[4]	CSC Holdings LLC	4.625%	12/1/30	149	141
[4]	Deutsche Telekom International Finance BV	2.485%	9/19/23	450	459
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[4]	Directv Financing LLC / Directv Financing Co-Obligor Inc.	5.875%	8/15/27	85	87
	Discovery Communications LLC	2.950%	3/20/23	1,970	2,015
	Discovery Communications LLC	3.800%	3/13/24	1,465	1,538
	Discovery Communications LLC	3.900%	11/15/24	897	953
	Discovery Communications LLC	3.450%	3/15/25	175	184
	Discovery Communications LLC	3.950%	6/15/25	210	224
	Discovery Communications LLC	4.900%	3/11/26	2,170	2,421
[4]	DISH DBS Corp.	5.250%	12/1/26	70	71
	Expedia Group Inc.	3.600%	12/15/23	160	166
	Expedia Group Inc.	4.500%	8/15/24	200	214
[4]	Expedia Group Inc.	6.250%	5/1/25	69	78
	Expedia Group Inc.	5.000%	2/15/26	300	335
	Fox Corp.	4.030%	1/25/24	1,685	1,780
	Fox Corp.	3.050%	4/7/25	2,013	2,111
[4]	Frontier Communications Holdings LLC	5.875%	10/15/27	35	37
[4]	Frontier Communications Holdings LLC	5.000%	5/1/28	175	181
[7]	Global Switch Holdings Ltd.	4.375%	12/13/22	600	833
	Interpublic Group of Cos. Inc.	4.200%	4/15/24	154	163
	Level 3 Financing Inc.	5.250%	3/15/26	50	51
[4]	Level 3 Financing Inc.	4.625%	9/15/27	50	51
[4]	Level 3 Financing Inc.	4.250%	7/1/28	20	20
[4]	Level 3 Financing Inc.	3.625%	1/15/29	80	77
	Netflix Inc.	5.875%	2/15/25	45	51
[4]	Netflix Inc.	3.625%	6/15/25	455	481
	Netflix Inc.	4.375%	11/15/26	210	233
	Netflix Inc.	4.875%	4/15/28	205	234
	Netflix Inc.	5.875%	11/15/28	10	12
[4]	Nexstar Media Inc.	5.625%	7/15/27	120	127
[4]	Nexstar Media Inc.	4.750%	11/1/28	100	102
[4]	NTT Finance Corp.	0.583%	3/1/24	1,390	1,374
[4]	NTT Finance Corp.	1.162%	4/3/26	2,510	2,460
	Omnicom Group Inc. / Omnicom Capital Inc.	3.600%	4/15/26	635	682
	Ooredoo International Finance Ltd.	3.250%	2/21/23	255	261
	Rogers Communications Inc.	3.000%	3/15/23	70	71
[4]	Sirius XM Radio Inc.	3.125%	9/1/26	35	35
[4]	Sirius XM Radio Inc.	5.000%	8/1/27	20	21
[4]	Sirius XM Radio Inc.	4.000%	7/15/28	25	25
[4]	Sky Ltd.	3.125%	11/26/22	300	306
[4]	Sky Ltd.	3.750%	9/16/24	1,580	1,683
[6]	Sky Ltd.	2.500%	9/15/26	645	812
	Sprint Corp.	7.125%	6/15/24	364	409
	Sprint Corp.	7.625%	3/1/26	110	132
	Time Warner Entertainment Co. LP	8.375%	3/15/23	270	293
	T-Mobile USA Inc.	3.500%	4/15/25	8,415	8,918
	T-Mobile USA Inc.	1.500%	2/15/26	1,730	1,712
	T-Mobile USA Inc.	2.250%	2/15/26	305	305
[4]	T-Mobile USA Inc.	2.250%	2/15/26	145	145
[4]	Twitter Inc.	3.875%	12/15/27	60	63
	VeriSign Inc.	5.250%	4/1/25	830	916
[8]	Verizon Communications Inc.	3.500%	2/17/23	170	127
	Verizon Communications Inc.	3.500%	11/1/24	700	745
	Verizon Communications Inc.	0.850%	11/20/25	1,220	1,191
	Verizon Communications Inc.	1.450%	3/20/26	3,465	3,449
	Verizon Communications Inc.	2.625%	8/15/26	570	594
	Verizon Communications Inc.	4.125%	3/16/27	430	478
	Verizon Communications Inc.	2.100%	3/22/28	1,280	1,284
[5,8]	Verizon Communications Inc., 3M Australian Bank Bill Rate + 1.220%	1.265%	2/17/23	1,030	755

15

Short-Term Investment-Grade Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	ViacomCBS Inc.	3.875%	4/1/24	1,555	1,635
	ViacomCBS Inc.	3.500%	1/15/25	300	316
	ViacomCBS Inc.	4.750%	5/15/25	4,553	4,998
	Vodafone Group plc	3.750%	1/16/24	5,270	5,552
	Vodafone Group plc	4.125%	5/30/25	710	768
[5,8]	Vodafone Group plc, 3M Australian Bank Bill Rate + 1.050%	1.112%	12/13/22	140	102
	Walt Disney Co.	1.750%	8/30/24	1,672	1,701
	Walt Disney Co.	3.700%	9/15/24	110	117
	Walt Disney Co.	3.350%	3/24/25	2,030	2,163
	Walt Disney Co.	1.750%	1/13/26	785	794
	Walt Disney Co.	3.375%	11/15/26	1,300	1,399
[4]	Zayo Group Holdings Inc.	4.000%	3/1/27	190	187
[4]	Zayo Group Holdings Inc.	6.125%	3/1/28	50	49
					115,806
Consumer Discretionary (4.8%)
[4]	1011778 BC ULC / New Red Finance Inc.	3.875%	1/15/28	75	76
[4]	1011778 BC ULC / New Red Finance Inc.	4.375%	1/15/28	85	87
[4]	American Builders & Contractors Supply Co. Inc.	4.000%	1/15/28	135	138
	American Honda Finance Corp.	1.950%	5/10/23	1,450	1,473
	American Honda Finance Corp.	0.875%	7/7/23	1,300	1,301
	American Honda Finance Corp.	0.650%	9/8/23	372	371
	American Honda Finance Corp.	3.625%	10/10/23	2,290	2,401
	American Honda Finance Corp.	3.550%	1/12/24	9	9
	American Honda Finance Corp.	2.900%	2/16/24	100	104
	American Honda Finance Corp.	2.400%	6/27/24	1,500	1,546
	American Honda Finance Corp.	0.550%	7/12/24	3,400	3,353
	American Honda Finance Corp.	0.750%	8/9/24	495	490
	American Honda Finance Corp.	2.150%	9/10/24	1,000	1,025
[6]	American Honda Finance Corp.	1.950%	10/18/24	425	510
	American Honda Finance Corp.	1.200%	7/8/25	1,458	1,454
[7]	American Honda Finance Corp.	1.500%	10/19/27	336	451
	Asbury Automotive Group Inc.	4.500%	3/1/28	225	230
	Asbury Automotive Group Inc.	4.750%	3/1/30	20	20
	AutoZone Inc.	2.875%	1/15/23	75	76
	AutoZone Inc.	3.625%	4/15/25	1,550	1,652
	AutoZone Inc.	3.750%	6/1/27	500	547
[4]	BMW US Capital LLC	0.800%	4/1/24	250	248
[4]	BMW US Capital LLC	1.250%	8/12/26	500	492
	BorgWarner Inc.	3.375%	3/15/25	200	211
[4]	Boyd Gaming Corp.	8.625%	6/1/25	96	103
	Brunswick Corp.	0.850%	8/18/24	750	740
[4]	Caesars Entertainment Inc.	6.250%	7/1/25	80	84
[4]	Caesars Resort Collection LLC / CRC Finco Inc.	5.750%	7/1/25	20	21
[4]	Carnival Corp.	4.000%	8/1/28	110	109
[4]	Cedar Fair LP / Canada's Wonderland Co. / Magnum Management Corp. / Millennium OP	5.500%	5/1/25	295	307
[4]	Churchill Downs Inc.	5.500%	4/1/27	200	208
[4]	Churchill Downs Inc.	4.750%	1/15/28	90	94
[4]	Clarios Global LP	6.750%	5/15/25	72	76
[4]	Clarios Global LP / Clarios US Finance Co.	6.250%	5/15/26	46	48
[4]	Daimler Finance North America LLC	1.750%	3/10/23	175	177
[4]	Daimler Finance North America LLC	3.650%	2/22/24	1,000	1,052
[4]	Daimler Finance North America LLC	0.750%	3/1/24	3,715	3,680
[4]	Daimler Finance North America LLC	2.700%	6/14/24	821	849
[4]	Daimler Finance North America LLC	1.450%	3/2/26	2,000	1,981
	DR Horton Inc.	2.600%	10/15/25	1,200	1,240
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	DR Horton Inc.	1.300%	10/15/26	720	703
	eBay Inc.	1.400%	5/10/26	500	492
[4]	ERAC USA Finance LLC	2.700%	11/1/23	1,740	1,785
[4]	ERAC USA Finance LLC	3.850%	11/15/24	1,400	1,485
[4]	ERAC USA Finance LLC	3.800%	11/1/25	415	447
[4]	ERAC USA Finance LLC	3.300%	12/1/26	100	106
	Ford Motor Credit Co. LLC	3.087%	1/9/23	170	173
	Ford Motor Credit Co. LLC	5.125%	6/16/25	80	87
	Ford Motor Credit Co. LLC	4.134%	8/4/25	40	42
	Ford Motor Credit Co. LLC	3.375%	11/13/25	305	316
	Ford Motor Credit Co. LLC	2.700%	8/10/26	180	182
	Ford Motor Credit Co. LLC	4.125%	8/17/27	205	221
	Ford Motor Credit Co. LLC	3.815%	11/2/27	60	63
	General Motors Co.	4.875%	10/2/23	1,840	1,955
	General Motors Co.	5.400%	10/2/23	1,060	1,135
	General Motors Co.	6.125%	10/1/25	2,900	3,334
	General Motors Financial Co. Inc.	3.250%	1/5/23	490	501
	General Motors Financial Co. Inc.	4.250%	5/15/23	700	729
	General Motors Financial Co. Inc.	4.150%	6/19/23	100	104
	General Motors Financial Co. Inc.	5.100%	1/17/24	2,750	2,949
	General Motors Financial Co. Inc.	3.950%	4/13/24	1,150	1,211
	General Motors Financial Co. Inc.	1.200%	10/15/24	2,000	1,985
	General Motors Financial Co. Inc.	3.500%	11/7/24	1,100	1,156
	General Motors Financial Co. Inc.	4.000%	1/15/25	100	107
	General Motors Financial Co. Inc.	2.900%	2/26/25	1,080	1,118
	General Motors Financial Co. Inc.	4.350%	4/9/25	1,550	1,670
	General Motors Financial Co. Inc.	2.750%	6/20/25	100	103
	General Motors Financial Co. Inc.	4.300%	7/13/25	1,000	1,078
	General Motors Financial Co. Inc.	1.250%	1/8/26	3,000	2,933
	General Motors Financial Co. Inc.	5.250%	3/1/26	100	112
[4]	Harley-Davidson Financial Services Inc.	3.350%	6/8/25	500	524
	Harley-Davidson Inc.	3.500%	7/28/25	500	527
[4]	Hilton Domestic Operating Co. Inc.	5.375%	5/1/25	120	125
[4]	Hilton Domestic Operating Co. Inc.	5.750%	5/1/28	30	32
[4]	Hilton Domestic Operating Co. Inc.	3.750%	5/1/29	65	65
	Hyatt Hotels Corp.	1.300%	10/1/23	1,200	1,201
[4]	International Game Technology plc	4.125%	4/15/26	55	57
[4]	International Game Technology plc	6.250%	1/15/27	15	17
	Lennar Corp.	4.875%	12/15/23	500	531
	Lennar Corp.	4.500%	4/30/24	1,100	1,170
	Lennar Corp.	5.875%	11/15/24	300	332
	Lennar Corp.	4.750%	5/30/25	819	892
	Lennar Corp.	5.250%	6/1/26	1,605	1,805
[4]	Live Nation Entertainment Inc.	6.500%	5/15/27	285	312
[4]	Live Nation Entertainment Inc.	3.750%	1/15/28	55	55
	Lowe's Cos. Inc.	3.125%	9/15/24	100	105
	Marriott International Inc.	5.750%	5/1/25	1,085	1,222
	Marriott International Inc.	3.750%	10/1/25	500	530
	Marriott International Inc.	3.125%	6/15/26	190	198
	McDonald's Corp.	3.350%	4/1/23	832	857
	McDonald's Corp.	3.375%	5/26/25	450	478

16

Short-Term Investment-Grade Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	McDonald's Corp.	3.300%	7/1/25	530	562
	McDonald's Corp.	1.450%	9/1/25	700	706
	McDonald's Corp.	3.500%	7/1/27	400	435
[4]	Meritage Homes Corp.	3.875%	4/15/29	55	58
[4]	Nissan Motor Acceptance Co. LLC	1.050%	3/8/24	1,000	988
[4]	Nissan Motor Acceptance Co. LLC	1.125%	9/16/24	1,040	1,023
[4]	Nissan Motor Acceptance Co. LLC	2.000%	3/9/26	1,250	1,230
[4]	Nissan Motor Acceptance Co. LLC	1.850%	9/16/26	1,465	1,429
[4]	Nissan Motor Co. Ltd.	3.043%	9/15/23	3,815	3,916
[4]	Nissan Motor Co. Ltd.	3.522%	9/17/25	3,040	3,186
[4]	Penn National Gaming Inc.	5.625%	1/15/27	35	36
	PulteGroup Inc.	5.500%	3/1/26	80	91
	PulteGroup Inc.	5.000%	1/15/27	40	46
[6]	Richemont International Holding SA	1.000%	3/26/26	285	335
	Ross Stores Inc.	0.875%	4/15/26	2,000	1,942
[4]	Royal Caribbean Cruises Ltd.	10.875%	6/1/23	20	22
[4]	Royal Caribbean Cruises Ltd.	9.125%	6/15/23	20	21
[4]	Royal Caribbean Cruises Ltd.	11.500%	6/1/25	24	27
[4]	Stellantis Finance US Inc.	1.711%	1/29/27	355	349
	Toll Brothers Finance Corp.	4.875%	11/15/25	140	154
	Toll Brothers Finance Corp.	4.875%	3/15/27	195	218
	Toll Brothers Finance Corp.	4.350%	2/15/28	75	82
	Toyota Motor Credit Corp.	0.450%	1/11/24	1,650	1,636
	Toyota Motor Credit Corp.	2.900%	4/17/24	70	73
	Toyota Motor Credit Corp.	3.000%	4/1/25	1,950	2,049
	Toyota Motor Credit Corp.	0.800%	10/16/25	2,500	2,442
[4]	Vail Resorts Inc.	6.250%	5/15/25	245	257
[6]	Volkswagen Bank GmbH	0.750%	6/15/23	490	564
[6]	Volkswagen Financial Services AG	2.500%	4/6/23	930	1,093
[6]	Volkswagen Financial Services AG	0.875%	4/12/23	500	576
[8]	Volkswagen Financial Services Australia Pty Ltd.	3.100%	4/17/23	680	507
[7]	Volkswagen Financial Services NV	1.125%	9/18/23	800	1,077
[4]	Volkswagen Group of America Finance LLC	2.700%	9/26/22	1,600	1,623
[4]	Volkswagen Group of America Finance LLC	0.750%	11/23/22	2,000	2,000
[4]	Volkswagen Group of America Finance LLC	3.125%	5/12/23	1,200	1,234
[4]	Volkswagen Group of America Finance LLC	4.250%	11/13/23	599	632
[4]	Volkswagen Group of America Finance LLC	0.875%	11/22/23	3,735	3,713
[4]	Volkswagen Group of America Finance LLC	2.850%	9/26/24	1,000	1,035
[4]	Volkswagen Group of America Finance LLC	3.350%	5/13/25	500	526
[4]	Volkswagen Group of America Finance LLC	1.250%	11/24/25	2,750	2,696
[6]	Volkswagen Leasing GmbH	1.375%	1/20/25	800	942
[6]	Volkswagen Leasing GmbH	0.375%	7/20/26	430	488
[4]	William Carter Co.	5.500%	5/15/25	129	135
[4]	Williams Scotsman International Inc.	4.625%	8/15/28	86	89
[4]	Wyndham Hotels & Resorts Inc.	4.375%	8/15/28	75	77
					110,671
Consumer Staples (3.0%)
[4]	7-Eleven Inc.	0.625%	2/10/23	350	349
[4]	7-Eleven Inc.	0.800%	2/10/24	3,224	3,187
[4]	7-Eleven Inc.	0.950%	2/10/26	800	775
[6]	Altria Group Inc.	1.000%	2/15/23	985	1,132
	Altria Group Inc.	2.350%	5/6/25	1,959	2,007
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[6]	Altria Group Inc.	1.700%	6/15/25	295	349
	Altria Group Inc.	4.400%	2/14/26	439	482
	Altria Group Inc.	2.625%	9/16/26	300	310
	Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide Inc.	3.650%	2/1/26	1,055	1,138
	Anheuser-Busch InBev Finance Inc.	3.650%	2/1/26	500	539
	BAT Capital Corp.	3.222%	8/15/24	1,440	1,498
	BAT Capital Corp.	2.789%	9/6/24	250	258
[7]	BAT Capital Corp.	2.125%	8/15/25	295	399
	BAT Capital Corp.	3.215%	9/6/26	316	329
	BAT Capital Corp.	4.700%	4/2/27	600	661
[4]	BAT International Finance plc	3.950%	6/15/25	2,180	2,322
	BAT International Finance plc	1.668%	3/25/26	3,140	3,086
	Bunge Ltd. Finance Corp. Co.	1.630%	8/17/25	220	220
	Campbell Soup Co.	3.650%	3/15/23	372	383
	Campbell Soup Co.	3.950%	3/15/25	420	449
[6]	CK Hutchison Europe Finance 18 Ltd.	1.250%	4/13/25	440	518
[6]	CK Hutchison Finance 16 Ltd.	1.250%	4/6/23	450	521
[4]	Coca-Cola Europacific Partners plc	0.500%	5/5/23	500	496
	Conagra Brands Inc.	0.500%	8/11/23	250	248
	Conagra Brands Inc.	4.300%	5/1/24	498	530
	Conagra Brands Inc.	4.600%	11/1/25	267	294
	Constellation Brands Inc.	3.200%	2/15/23	190	194
	Constellation Brands Inc.	4.250%	5/1/23	2,390	2,493
	Constellation Brands Inc.	4.750%	11/15/24	913	998
	Constellation Brands Inc.	4.400%	11/15/25	869	957
	Constellation Brands Inc.	4.750%	12/1/25	215	240
	Constellation Brands Inc.	3.700%	12/6/26	200	217
	Dollar General Corp.	3.250%	4/15/23	2,950	3,024
	General Mills Inc.	3.700%	10/17/23	681	713
	Grupo Bimbo SAB de CV	4.500%	1/25/22	100	100
[4]	Grupo Bimbo SAB de CV	4.500%	1/25/22	100	100
	Hormel Foods Corp.	0.650%	6/3/24	1,000	992
	J M Smucker Co.	3.500%	3/15/25	1,401	1,493
[4]	JDE Peet's NV	1.375%	1/15/27	910	878
	Kellogg Co.	2.650%	12/1/23	905	933
	Keurig Dr Pepper Inc.	4.057%	5/25/23	1,713	1,785
	Keurig Dr Pepper Inc.	3.130%	12/15/23	680	706
	Keurig Dr Pepper Inc.	0.750%	3/15/24	1,100	1,092
	Keurig Dr Pepper Inc.	4.417%	5/25/25	1,100	1,199
	Kimberly-Clark Corp.	3.050%	8/15/25	200	212
	Kraft Heinz Foods Co.	3.000%	6/1/26	600	628
	Kraft Heinz Foods Co.	3.875%	5/15/27	735	794
	Kroger Co.	3.850%	8/1/23	600	623
	Kroger Co.	4.000%	2/1/24	302	318
	Kroger Co.	3.500%	2/1/26	470	504
[4]	Lamb Weston Holdings Inc.	4.875%	5/15/28	75	81
[6]	Louis Dreyfus Co. Finance BV	2.375%	11/27/25	400	485
	McCormick & Co. Inc.	3.150%	8/15/24	100	104
	Mead Johnson Nutrition Co.	4.125%	11/15/25	100	109
	Molson Coors Beverage Co.	3.000%	7/15/26	500	525
[4]	Mondelez International Holdings Netherlands BV	2.250%	9/19/24	900	921
[4]	Mondelez International Holdings Netherlands BV	0.750%	9/24/24	490	482
[4]	Mondelez International Holdings Netherlands BV	1.250%	9/24/26	990	965
	Mondelez International Inc.	1.500%	5/4/25	2,483	2,488
[4]	Nestle Holdings Inc.	3.500%	9/24/25	1,055	1,131
	PepsiCo Inc.	2.250%	3/19/25	15	15
[4]	Performance Food Group Inc.	6.875%	5/1/25	35	37
[4]	Performance Food Group Inc.	5.500%	10/15/27	150	157
	Philip Morris International Inc.	2.875%	5/1/24	1,000	1,040
	Philip Morris International Inc.	1.500%	5/1/25	700	702
	Philip Morris International Inc.	2.750%	2/25/26	500	521
[6]	Philip Morris International Inc.	2.875%	3/3/26	645	810

17

Short-Term Investment-Grade Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Philip Morris International Inc.	0.875%	5/1/26	1,000	966
[4]	Post Holdings Inc.	5.750%	3/1/27	20	21
[4]	Reckitt Benckiser Treasury Services plc	2.750%	6/26/24	4,450	4,599
	Reynolds American Inc.	4.450%	6/12/25	4,021	4,342
	Tyson Foods Inc.	3.900%	9/28/23	1,000	1,045
	Tyson Foods Inc.	3.950%	8/15/24	932	991
	Tyson Foods Inc.	4.000%	3/1/26	1,365	1,481
	Unilever Capital Corp.	0.626%	8/12/24	200	199
[4]	Viterra Finance BV	2.000%	4/21/26	250	249
					68,139
Energy (7.8%)
	Baker Hughes Holdings LLC / Baker Hughes Co-Obligor Inc.	1.231%	12/15/23	900	904
	Baker Hughes Holdings LLC / Baker Hughes Co-Obligor Inc.	2.061%	12/15/26	800	808
	BP Capital Markets America Inc.	2.750%	5/10/23	1,870	1,917
	BP Capital Markets America Inc.	3.790%	2/6/24	1,820	1,921
	BP Capital Markets America Inc.	3.194%	4/6/25	1,385	1,460
	BP Capital Markets America Inc.	3.796%	9/21/25	1,500	1,618
	BP Capital Markets America Inc.	3.410%	2/11/26	1,080	1,155
	BP Capital Markets America Inc.	3.119%	5/4/26	2,000	2,117
	BP Capital Markets America Inc.	3.017%	1/16/27	1,085	1,146
	BP Capital Markets plc	3.814%	2/10/24	1,181	1,246
	BP Capital Markets plc	3.535%	11/4/24	1,061	1,129
	BP Capital Markets plc	3.506%	3/17/25	355	378
	Buckeye Partners LP	4.150%	7/1/23	95	98
	Canadian Natural Resources Ltd.	2.950%	1/15/23	885	901
	Canadian Natural Resources Ltd.	3.800%	4/15/24	405	425
	Canadian Natural Resources Ltd.	3.900%	2/1/25	430	458
	Canadian Natural Resources Ltd.	2.050%	7/15/25	620	627
	Cenovus Energy Inc.	4.000%	4/15/24	200	210
	Cenovus Energy Inc.	5.375%	7/15/25	3,939	4,356
	Cheniere Corpus Christi Holdings LLC	7.000%	6/30/24	3,615	4,001
	Cheniere Corpus Christi Holdings LLC	5.875%	3/31/25	4,295	4,766
	Cheniere Energy Inc.	4.625%	10/15/28	125	133
	Chevron Corp.	1.554%	5/11/25	2,814	2,842
	CNPC General Capital Ltd.	3.950%	4/19/22	200	202
[4]	CNX Resources Corp.	7.250%	3/14/27	150	159
	ConocoPhillips Co.	4.950%	3/15/26	1,115	1,260
	Continental Resources Inc.	3.800%	6/1/24	429	448
[4]	Continental Resources Inc.	2.268%	11/15/26	800	794
[4]	Coterra Energy Inc.	4.375%	6/1/24	670	709
[4]	CrownRock LP / CrownRock Finance Inc.	5.625%	10/15/25	85	87
	DCP Midstream Operating LP	5.625%	7/15/27	58	66
	Devon Energy Corp.	5.250%	9/15/24	2,015	2,178
	Devon Energy Corp.	5.850%	12/15/25	400	458
	Diamondback Energy Inc.	2.875%	12/1/24	2,340	2,429
	Diamondback Energy Inc.	4.750%	5/31/25	800	876
	Diamondback Energy Inc.	3.250%	12/1/26	810	855
[4]	DT Midstream Inc.	4.125%	6/15/29	110	113
[4]	Eastern Gas Transmission & Storage Inc.	3.600%	12/15/24	221	234
	Ecopetrol SA	5.875%	9/18/23	773	820
	Ecopetrol SA	4.125%	1/16/25	370	376
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Empresa Nacional del Petroleo	4.375%	10/30/24	771	821
	Empresa Nacional del Petroleo	3.750%	8/5/26	255	262
	Empresa Nacional del Petroleo	5.250%	11/6/29	200	216
	Enable Midstream Partners LP	3.900%	5/15/24	210	219
	Enbridge Energy Partners LP	5.875%	10/15/25	820	935
	Enbridge Inc.	4.000%	10/1/23	1,015	1,060
	Enbridge Inc.	3.500%	6/10/24	775	811
	Enbridge Inc.	2.500%	1/15/25	710	731
	Enbridge Inc.	1.600%	10/4/26	900	888
	Enbridge Inc.	4.250%	12/1/26	150	165
[4]	Endeavor Energy Resources LP / EER Finance Inc.	6.625%	7/15/25	39	41
[4]	Endeavor Energy Resources LP / EER Finance Inc.	5.750%	1/30/28	33	35
	Energy Transfer LP	3.450%	1/15/23	485	494
	Energy Transfer LP	3.600%	2/1/23	75	77
	Energy Transfer LP	4.250%	3/15/23	1,189	1,223
	Energy Transfer LP	4.200%	9/15/23	542	566
	Energy Transfer LP	5.875%	1/15/24	1,260	1,360
	Energy Transfer LP	4.900%	2/1/24	1,310	1,388
	Energy Transfer LP	4.250%	4/1/24	1,305	1,372
	Energy Transfer LP	4.500%	4/15/24	1,205	1,279
	Energy Transfer LP	4.050%	3/15/25	1,610	1,706
	Energy Transfer LP	2.900%	5/15/25	360	372
	Energy Transfer LP	5.950%	12/1/25	250	285
	Energy Transfer LP	4.750%	1/15/26	95	104
	Energy Transfer LP / Regency Energy Finance Corp.	5.000%	10/1/22	2,535	2,584
	Energy Transfer LP / Regency Energy Finance Corp.	4.500%	11/1/23	3,253	3,413
[4]	Eni SpA	4.000%	9/12/23	1,845	1,931
[4]	EnLink Midstream LLC	5.625%	1/15/28	30	31
	EnLink Midstream Partners LP	4.850%	7/15/26	85	90
	Enterprise Products Operating LLC	3.900%	2/15/24	875	920
	Enterprise Products Operating LLC	3.700%	2/15/26	955	1,026
	EOG Resources Inc.	2.625%	3/15/23	472	480
	EOG Resources Inc.	3.150%	4/1/25	995	1,046
[4]	EQM Midstream Partners LP	6.000%	7/1/25	95	103
	EQT Corp.	3.000%	10/1/22	18	18
[4]	EQT Corp.	3.125%	5/15/26	50	51
	EQT Corp.	5.000%	1/15/29	125	139
[6]	Exxon Mobil Corp.	0.142%	6/26/24	1,385	1,582
	Exxon Mobil Corp.	2.709%	3/6/25	220	229
	Exxon Mobil Corp.	2.992%	3/19/25	2,475	2,603
	Exxon Mobil Corp.	3.043%	3/1/26	2,400	2,542
	Gazprom PJSC Via Gaz Capital SA	6.510%	3/7/22	270	273
[6]	Gazprom PJSC Via Gaz Capital SA	3.125%	11/17/23	100	119
[6]	Gazprom PJSC Via Gaz Capital SA	2.949%	1/24/24	570	676
[6]	Gazprom PJSC Via Gaz Capital SA	2.250%	11/22/24	100	117
	Harvest Operations Corp.	3.000%	9/21/22	200	203
	Harvest Operations Corp.	1.000%	4/26/24	560	558
[4]	Hilcorp Energy I LP / Hilcorp Finance Co.	5.750%	2/1/29	65	67
	KazMunayGas National Co. JSC	4.750%	4/24/25	200	218
[4]	KazMunayGas National Co. JSC	6.375%	10/24/48	400	528
	Kinder Morgan Energy Partners LP	3.950%	9/1/22	2,011	2,038
	Kinder Morgan Energy Partners LP	3.450%	2/15/23	1,005	1,027
	Kinder Morgan Energy Partners LP	3.500%	9/1/23	390	403
	Kinder Morgan Energy Partners LP	4.150%	2/1/24	370	389

18

Short-Term Investment-Grade Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Kinder Morgan Energy Partners LP	4.300%	5/1/24	505	536
	Kinder Morgan Energy Partners LP	4.250%	9/1/24	155	165
	Kinder Morgan Inc.	3.150%	1/15/23	2,725	2,787
[4]	Kinder Morgan Inc.	5.625%	11/15/23	410	438
	Kinder Morgan Inc.	4.300%	6/1/25	835	904
	Kinder Morgan Inc.	1.750%	11/15/26	900	898
	Marathon Petroleum Corp.	3.625%	9/15/24	1,045	1,100
	Marathon Petroleum Corp.	4.700%	5/1/25	2,767	3,021
	Marathon Petroleum Corp.	5.125%	12/15/26	1,790	2,041
[4]	MEG Energy Corp.	6.500%	1/15/25	140	143
[4]	Midwest Connector Capital Co. LLC	3.625%	4/1/22	2,055	2,065
	MPLX LP	3.500%	12/1/22	1,103	1,126
	MPLX LP	3.375%	3/15/23	475	487
	MPLX LP	4.875%	12/1/24	920	1,000
	MPLX LP	4.875%	6/1/25	430	471
	MPLX LP	1.750%	3/1/26	2,665	2,647
	Newfield Exploration Co.	5.375%	1/1/26	373	414
	Nustar Logistics LP	5.750%	10/1/25	140	151
	Occidental Petroleum Corp.	5.500%	12/1/25	90	100
	Occidental Petroleum Corp.	3.400%	4/15/26	35	36
	Occidental Petroleum Corp.	3.200%	8/15/26	155	160
	ONEOK Inc.	2.750%	9/1/24	1,085	1,118
	ONEOK Inc.	2.200%	9/15/25	735	744
	ONEOK Inc.	5.850%	1/15/26	656	754
	ONEOK Partners LP	3.375%	10/1/22	345	349
	ONEOK Partners LP	5.000%	9/15/23	825	869
	ONEOK Partners LP	4.900%	3/15/25	320	349
	Ovintiv Exploration Inc.	5.625%	7/1/24	498	549
	Pertamina Persero PT	4.875%	5/3/22	1,129	1,145
	Pertamina Persero PT	4.300%	5/20/23	1,688	1,756
	Pertamina Persero PT	1.400%	2/9/26	567	550
	Petroleos Mexicanos	4.625%	9/21/23	1	1
	Petronas Capital Ltd.	3.125%	3/18/22	380	382
	Petronas Capital Ltd.	7.875%	5/22/22	315	323
[4]	Petronas Capital Ltd.	3.500%	4/21/30	268	290
	Phillips 66	3.700%	4/6/23	775	802
	Phillips 66	0.900%	2/15/24	815	810
	Phillips 66	3.850%	4/9/25	675	720
	Phillips 66	1.300%	2/15/26	700	687
	Phillips 66 Partners LP	3.605%	2/15/25	665	701
	Pioneer Natural Resources Co.	0.550%	5/15/23	500	498
	Pioneer Natural Resources Co.	0.750%	1/15/24	890	880
	Pioneer Natural Resources Co.	1.125%	1/15/26	1,290	1,255
	Pioneer Natural Resources Co.	4.450%	1/15/26	1,215	1,329
	Plains All American Pipeline LP / PAA Finance Corp.	3.850%	10/15/23	585	607
	Plains All American Pipeline LP / PAA Finance Corp.	3.600%	11/1/24	850	889
	Plains All American Pipeline LP / PAA Finance Corp.	4.650%	10/15/25	2,385	2,602
	Plains All American Pipeline LP / PAA Finance Corp.	4.500%	12/15/26	200	220
[4]	SA Global Sukuk Ltd.	0.946%	6/17/24	1,040	1,024
	SA Global Sukuk Ltd.	0.946%	6/17/24	285	281
[4]	SA Global Sukuk Ltd.	1.602%	6/17/26	292	288
	Sabine Pass Liquefaction LLC	5.625%	4/15/23	4,007	4,194
	Sabine Pass Liquefaction LLC	5.750%	5/15/24	1,885	2,050
	Sabine Pass Liquefaction LLC	5.625%	3/1/25	2,495	2,771
	Sabine Pass Liquefaction LLC	5.875%	6/30/26	2,181	2,503
	Saudi Arabian Oil Co.	2.875%	4/16/24	400	413
	Schlumberger Finance Canada Ltd.	1.400%	9/17/25	480	479
	Shell International Finance BV	3.250%	5/11/25	2,210	2,355
	Shell International Finance BV	2.875%	5/10/26	1,000	1,063
	Sinopec Group Overseas Development 2012 Ltd.	3.900%	5/17/22	277	280
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[4]	Sinopec Group Overseas Development 2013 Ltd.	4.375%	10/17/23	800	845
	Sinopec Group Overseas Development 2013 Ltd.	4.375%	10/17/23	1,140	1,205
[4]	Sinopec Group Overseas Development 2015 Ltd.	3.250%	4/28/25	879	924
	Sinopec Group Overseas Development 2017 Ltd.	2.500%	9/13/22	1,332	1,346
[9]	Southern Gas Corridor CJSC	6.875%	3/24/26	400	460
	Spectra Energy Partners LP	3.500%	3/15/25	365	385
	Spectra Energy Partners LP	3.375%	10/15/26	596	633
	State Oil Co. of the Azerbaijan Republic	4.750%	3/13/23	225	232
	Suncor Energy Inc.	2.800%	5/15/23	960	983
	Suncor Energy Inc.	3.100%	5/15/25	2,275	2,381
	Suvidhaa Infoserve Ltd.	3.900%	7/15/26	392	422
	Targa Resources Partners LP / Targa Resources Partners Finance Corp.	6.500%	7/15/27	50	54
	TotalEnergies Capital International SA	3.700%	1/15/24	437	461
	TotalEnergies Capital International SA	2.434%	1/10/25	2,195	2,271
	TransCanada PipeLines Ltd.	3.750%	10/16/23	880	917
	TransCanada PipeLines Ltd.	1.000%	10/12/24	3,500	3,476
	TransCanada PipeLines Ltd.	4.875%	1/15/26	875	976
	Valero Energy Corp.	2.850%	4/15/25	755	784
	Valero Energy Corp.	3.400%	9/15/26	455	486
	Western Midstream Operating LP	5.300%	2/1/30	180	198
	Williams Cos. Inc.	3.600%	3/15/22	2,645	2,648
	Williams Cos. Inc.	3.350%	8/15/22	270	273
	Williams Cos. Inc.	3.700%	1/15/23	915	935
	Williams Cos. Inc.	4.500%	11/15/23	2,567	2,706
	Williams Cos. Inc.	4.550%	6/24/24	2,770	2,968
	Williams Cos. Inc.	3.900%	1/15/25	279	297
	Williams Cos. Inc.	4.000%	9/15/25	345	373
					177,703
Financials (28.7%)
[4]	ABN AMRO Bank NV	1.542%	6/16/27	1,170	1,146
	ABN AMRO Bank NV	4.400%	3/27/28	800	826
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	3.300%	1/23/23	250	255
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	4.125%	7/3/23	1,575	1,637
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	4.500%	9/15/23	1,795	1,884
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	1.150%	10/29/23	4,100	4,083
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	4.875%	1/16/24	525	558
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	3.150%	2/15/24	1,425	1,469
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	2.875%	8/14/24	1,680	1,728
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	1.650%	10/29/24	4,700	4,694
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	1.750%	10/29/24	2,600	2,597
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	3.500%	1/15/25	430	450
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	6.500%	7/15/25	770	881
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	4.450%	10/1/25	1,205	1,298
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	1.750%	1/30/26	1,654	1,625
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	4.450%	4/3/26	150	163
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	2.450%	10/29/26	1,700	1,713

19

Short-Term Investment-Grade Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Affiliated Managers Group Inc.	3.500%	8/1/25	300	319
	Aflac Inc.	3.250%	3/17/25	175	185
	Aflac Inc.	1.125%	3/15/26	565	556
	Air Lease Corp.	2.250%	1/15/23	322	326
	Air Lease Corp.	2.750%	1/15/23	245	249
	Air Lease Corp.	3.875%	7/3/23	365	378
	Air Lease Corp.	4.250%	2/1/24	580	611
	Air Lease Corp.	2.300%	2/1/25	1,470	1,492
	Air Lease Corp.	3.250%	3/1/25	90	94
	Air Lease Corp.	3.375%	7/1/25	1,895	1,981
	Air Lease Corp.	2.875%	1/15/26	2,285	2,357
	Air Lease Corp.	1.875%	8/15/26	200	197
	Aircastle Ltd.	4.400%	9/25/23	150	157
	Aircastle Ltd.	4.125%	5/1/24	210	220
[4]	Alliant Holdings Intermediate LLC / Alliant Holdings Co-Issuer	4.250%	10/15/27	40	40
[4]	Alliant Holdings Intermediate LLC / Alliant Holdings Co-Issuer	6.750%	10/15/27	5	5
	Allstate Corp.	0.750%	12/15/25	338	330
	Ally Financial Inc.	1.450%	10/2/23	2,445	2,453
	Ally Financial Inc.	3.875%	5/21/24	1,005	1,059
	Ally Financial Inc.	5.125%	9/30/24	55	60
	Ally Financial Inc.	4.625%	3/30/25	100	109
	Ally Financial Inc.	5.800%	5/1/25	60	68
	Ally Financial Inc.	5.750%	11/20/25	150	169
	American Express Co.	3.400%	2/22/24	1,645	1,723
	American Express Co.	2.500%	7/30/24	1,299	1,342
	American Express Co.	3.000%	10/30/24	1,065	1,116
	American Express Co.	4.200%	11/6/25	500	550
	American Express Co.	3.125%	5/20/26	200	212
	American International Group Inc.	4.125%	2/15/24	659	700
	American International Group Inc.	2.500%	6/30/25	2,459	2,538
	American International Group Inc.	3.750%	7/10/25	955	1,024
	American International Group Inc.	3.900%	4/1/26	447	485
	Ameriprise Financial Inc.	3.000%	4/2/25	740	773
	Ameriprise Financial Inc.	2.875%	9/15/26	341	359
[4]	Antares Holdings LP	3.950%	7/15/26	550	566
[4]	Antares Holdings LP	2.750%	1/15/27	700	686
	Aon plc	4.000%	11/27/23	830	870
	Aon plc	3.500%	6/14/24	1,250	1,314
	Aon plc	3.875%	12/15/25	400	433
[4]	Apollo Management Holdings LP	4.000%	5/30/24	165	175
	Ares Capital Corp.	2.150%	7/15/26	1,000	988
	Assurant Inc.	4.200%	9/27/23	300	315
[6]	Athene Global Funding	1.875%	6/23/23	815	953
[4]	Athene Global Funding	1.200%	10/13/23	810	812
[4]	Athene Global Funding	0.950%	1/8/24	1,105	1,098
[4]	Athene Global Funding	0.914%	8/19/24	900	887
[6]	Athene Global Funding	1.125%	9/2/25	1,505	1,757
[4]	Australia & New Zealand Banking Group Ltd.	2.950%	7/22/30	1,380	1,414
[5,8]	Australia & New Zealand Banking Group Ltd., 3M Australian Bank Bill Rate + 2.000%	2.040%	7/26/29	1,624	1,211
[7]	Aviva plc	6.125%	11/14/36	240	379
[4]	Avolon Holdings Funding Ltd.	2.125%	2/21/26	950	934
[4]	Avolon Holdings Funding Ltd.	4.250%	4/15/26	1,185	1,262
[4]	Avolon Holdings Funding Ltd.	4.375%	5/1/26	40	43
	Banco Santander SA	3.125%	2/23/23	200	205
	Banco Santander SA	2.706%	6/27/24	2,600	2,690
	Banco Santander SA	0.701%	6/30/24	415	413
	Banco Santander SA	2.746%	5/28/25	2,440	2,524
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Banco Santander SA	1.849%	3/25/26	750	746
	Banco Santander SA	1.722%	9/14/27	600	589
[5,8]	Banco Santander SA, 3M Australian Bank Bill Rate + 1.650%	1.685%	1/19/23	600	441
[6]	Bank of America Corp.	0.750%	7/26/23	285	329
	Bank of America Corp.	3.004%	12/20/23	898	917
	Bank of America Corp.	4.125%	1/22/24	1,813	1,927
	Bank of America Corp.	3.550%	3/5/24	4,503	4,637
	Bank of America Corp.	4.000%	4/1/24	300	319
	Bank of America Corp.	0.523%	6/14/24	700	695
	Bank of America Corp.	3.864%	7/23/24	1,200	1,250
	Bank of America Corp.	4.200%	8/26/24	520	557
	Bank of America Corp.	0.810%	10/24/24	2,030	2,016
	Bank of America Corp.	4.000%	1/22/25	2,729	2,918
	Bank of America Corp.	3.458%	3/15/25	300	314
	Bank of America Corp.	3.950%	4/21/25	2,565	2,743
	Bank of America Corp.	0.976%	4/22/25	2,615	2,594
	Bank of America Corp.	3.875%	8/1/25	150	163
	Bank of America Corp.	0.981%	9/25/25	1,700	1,680
	Bank of America Corp.	3.093%	10/1/25	2,071	2,156
	Bank of America Corp.	2.456%	10/22/25	750	770
	Bank of America Corp.	3.366%	1/23/26	978	1,030
	Bank of America Corp.	2.015%	2/13/26	1,474	1,493
	Bank of America Corp.	4.450%	3/3/26	1,531	1,687
	Bank of America Corp.	1.319%	6/19/26	2,695	2,667
	Bank of America Corp.	1.197%	10/24/26	1,540	1,510
	Bank of America Corp.	1.658%	3/11/27	1,485	1,475
	Bank of America Corp.	3.559%	4/23/27	871	932
	Bank of America Corp.	1.734%	7/22/27	4,275	4,243
	Bank of Montreal	3.300%	2/5/24	4,815	5,035
	Bank of Montreal	0.625%	7/9/24	1,075	1,060
	Bank of Montreal	1.250%	9/15/26	1,000	979
	Bank of Montreal	0.949%	1/22/27	725	704
	Bank of Montreal	4.338%	10/5/28	2,748	2,886
	Bank of New York Mellon Corp.	3.250%	9/11/24	287	302
	Bank of New York Mellon Corp.	3.000%	2/24/25	639	671
	Bank of New York Mellon Corp.	1.600%	4/24/25	1,233	1,242
	Bank of Nova Scotia	3.400%	2/11/24	249	261
	Bank of Nova Scotia	0.700%	4/15/24	395	391
	Bank of Nova Scotia	0.650%	7/31/24	740	730
	Bank of Nova Scotia	2.200%	2/3/25	2,400	2,458
	Bank of Nova Scotia	1.300%	6/11/25	1,470	1,463
	Bank of Nova Scotia	4.500%	12/16/25	1,470	1,618
	Bank of Nova Scotia	1.050%	3/2/26	1,355	1,323
	Bank of Nova Scotia	1.350%	6/24/26	1,625	1,607
	Bank of Nova Scotia	1.300%	9/15/26	500	491
[4]	Bank of Nova Scotia	1.188%	10/13/26	1,210	1,191
[4]	Banque Federative du Credit Mutuel SA	0.650%	2/27/24	1,628	1,609
[4]	Banque Federative du Credit Mutuel SA	1.604%	10/4/26	655	647
	Barclays plc	3.684%	1/10/23	200	200
[7]	Barclays plc	3.125%	1/17/24	425	593
	Barclays plc	4.375%	9/11/24	1,280	1,366
	Barclays plc	1.007%	12/10/24	1,780	1,767
	Barclays plc	3.650%	3/16/25	1,487	1,572
	Barclays plc	3.932%	5/7/25	1,965	2,068
	Barclays plc	4.375%	1/12/26	1,696	1,853
	Barclays plc	2.852%	5/7/26	2,940	3,031
	Barclays plc	5.200%	5/12/26	1,200	1,343
	Barclays plc	2.279%	11/24/27	2,000	2,005
[4]	Blackstone Mortgage Trust Inc.	3.750%	1/15/27	95	95
[6]	Blackstone Property Partners Europe Holdings Sarl	1.400%	7/6/22	775	886
[6]	Blackstone Property Partners Europe Holdings Sarl	0.500%	9/12/23	820	938
[6]	Blackstone Property Partners Europe Holdings Sarl	2.200%	7/24/25	150	180
[6]	BNP Paribas SA	0.500%	7/15/25	700	805

20

Short-Term Investment-Grade Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[4]	BNP Paribas SA	2.819%	11/19/25	787	810
[4]	BNP Paribas SA	2.219%	6/9/26	800	808
[4]	BNP Paribas SA	1.323%	1/13/27	1,960	1,907
[4]	BPCE SA	5.700%	10/22/23	900	967
[4]	BPCE SA	2.375%	1/14/25	1,000	1,018
[4]	BPCE SA	1.000%	1/20/26	930	901
[4]	BPCE SA	2.045%	10/19/27	1,100	1,091
[5,8]	BPCE SA, 3M Australian Bank Bill Rate + 1.100%	1.140%	4/26/23	660	485
	Brookfield Finance Inc.	4.250%	6/2/26	91	100
	Brown & Brown Inc.	4.200%	9/15/24	1,120	1,195
	Canadian Imperial Bank of Commerce	3.100%	4/2/24	1,378	1,438
	Canadian Imperial Bank of Commerce	0.950%	10/23/25	570	558
	Canadian Imperial Bank of Commerce	1.250%	6/22/26	2,160	2,107
	Capital One Bank USA NA	3.375%	2/15/23	1,125	1,156
	Capital One Bank USA NA	2.280%	1/28/26	1,482	1,511
	Capital One Financial Corp.	3.500%	6/15/23	40	41
	Capital One Financial Corp.	3.900%	1/29/24	609	641
	Capital One Financial Corp.	3.750%	4/24/24	500	527
	Capital One Financial Corp.	3.300%	10/30/24	500	527
	Capital One Financial Corp.	1.343%	12/6/24	600	604
	Capital One Financial Corp.	4.200%	10/29/25	730	794
	Capital One Financial Corp.	1.878%	11/2/27	1,500	1,494
	Charles Schwab Corp.	3.625%	4/1/25	1,330	1,417
	Charles Schwab Corp.	3.850%	5/21/25	1,565	1,687
	Charles Schwab Corp.	0.900%	3/11/26	885	865
	Charles Schwab Corp.	1.150%	5/13/26	850	839
	Chubb INA Holdings Inc.	3.350%	5/15/24	3,172	3,348
[6]	Chubb INA Holdings Inc.	0.300%	12/15/24	685	784
	Chubb INA Holdings Inc.	3.150%	3/15/25	748	791
	Chubb INA Holdings Inc.	3.350%	5/3/26	1,718	1,845
	CIT Bank NA	2.969%	9/27/25	515	530
	CIT Group Inc.	4.750%	2/16/24	660	698
	CIT Group Inc.	3.929%	6/19/24	250	259
	Citigroup Inc.	3.500%	5/15/23	500	517
	Citigroup Inc.	2.876%	7/24/23	1,440	1,457
	Citigroup Inc.	1.678%	5/15/24	1,345	1,360
	Citigroup Inc.	4.044%	6/1/24	2,250	2,347
	Citigroup Inc.	3.750%	6/16/24	200	212
	Citigroup Inc.	0.776%	10/30/24	880	874
	Citigroup Inc.	3.875%	3/26/25	795	847
	Citigroup Inc.	3.352%	4/24/25	1,250	1,306
	Citigroup Inc.	3.300%	4/27/25	395	420
	Citigroup Inc.	0.981%	5/1/25	855	849
	Citigroup Inc.	4.400%	6/10/25	887	967
	Citigroup Inc.	5.500%	9/13/25	60	68
	Citigroup Inc.	1.281%	11/3/25	600	599
	Citigroup Inc.	4.600%	3/9/26	1,234	1,363
	Citigroup Inc.	3.106%	4/8/26	2,735	2,867
	Citigroup Inc.	3.400%	5/1/26	900	965
	Citigroup Inc.	3.200%	10/21/26	1,126	1,194
	Citigroup Inc.	1.122%	1/28/27	1,200	1,169
	Citigroup Inc.	1.462%	6/9/27	1,960	1,924
[5,8]	Citigroup Inc., 3M Australian Bank Bill Rate + 1.720%	1.761%	10/27/23	200	149
	CNO Financial Group Inc.	5.250%	5/30/25	750	829
[4]	CNO Global Funding	1.750%	10/7/26	600	594
[6]	Commonwealth Bank of Australia	1.936%	10/3/29	1,570	1,855
[5,8]	Commonwealth Bank of Australia, 3M Australian Bank Bill Rate + 1.800%	1.862%	9/10/30	600	444
[4]	Cooperatieve Rabobank UA	3.875%	9/26/23	1,245	1,306
[6]	Cooperatieve Rabobank UA	0.625%	2/27/24	800	925
[4]	Cooperatieve Rabobank UA	2.625%	7/22/24	1,015	1,049
	Cooperatieve Rabobank UA	4.375%	8/4/25	750	814
	Cooperatieve Rabobank UA	3.750%	7/21/26	1,200	1,292
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[4]	Cooperatieve Rabobank UA	1.106%	2/24/27	1,060	1,030
[4]	Cooperatieve Rabobank UA	1.980%	12/15/27	800	800
[7]	Credit Agricole SA	7.375%	12/18/23	650	981
[4]	Credit Agricole SA	1.247%	1/26/27	1,235	1,200
	Credit Suisse AG	0.520%	8/9/23	1,750	1,738
	Credit Suisse AG	0.495%	2/2/24	270	267
	Credit Suisse AG	3.625%	9/9/24	940	997
	Credit Suisse AG	2.950%	4/9/25	1,100	1,152
	Credit Suisse AG	1.250%	8/7/26	1,200	1,170
[5,8]	Credit Suisse AG, 3M Australian Bank Bill Rate + 1.150%	1.199%	5/26/23	1,000	735
	Credit Suisse Group AG	3.800%	6/9/23	830	860
[4]	Credit Suisse Group AG	4.207%	6/12/24	2,370	2,468
	Credit Suisse Group AG	3.750%	3/26/25	915	972
[4]	Credit Suisse Group AG	1.305%	2/2/27	850	822
[5,8]	Credit Suisse Group AG, 3M Australian Bank Bill Rate + 1.250%	1.305%	3/8/24	310	227
[4]	Danske Bank A/S	3.875%	9/12/23	1,000	1,042
[4]	Danske Bank A/S	1.171%	12/8/23	1,530	1,530
[4]	Danske Bank A/S	1.226%	6/22/24	1,000	1,000
[4]	Danske Bank A/S	0.976%	9/10/25	1,600	1,575
[4]	Danske Bank A/S	1.549%	9/10/27	1,100	1,074
[6]	Danske Bank A/S	1.000%	5/15/31	100	113
[6]	de Volksbank NV	0.250%	6/22/26	800	904
	Deutsche Bank AG	0.962%	11/8/23	400	399
	Deutsche Bank AG	0.898%	5/28/24	1,400	1,388
	Deutsche Bank AG	2.222%	9/18/24	935	947
	Deutsche Bank AG	1.447%	4/1/25	860	855
	Deutsche Bank AG	1.686%	3/19/26	575	573
	Deutsche Bank AG	2.129%	11/24/26	2,250	2,247
	Deutsche Bank AG	2.311%	11/16/27	1,000	1,000
	Development Bank of Kazakhstan JSC	4.125%	12/10/22	1,160	1,187
[4,10]	Dexia Credit Local SA	2.375%	9/20/22	250	253
	Discover Bank	4.200%	8/8/23	635	666
	Discover Bank	2.450%	9/12/24	1,050	1,075
	Discover Bank	3.450%	7/27/26	850	900
	Discover Bank	4.682%	8/9/28	550	575
	Discover Financial Services	3.950%	11/6/24	165	176
	Discover Financial Services	3.750%	3/4/25	200	212
	Discover Financial Services	4.500%	1/30/26	300	329
[4]	DNB Bank ASA	1.127%	9/16/26	1,420	1,391
[4]	DNB Bank ASA	1.535%	5/25/27	725	714
[4]	Equitable Financial Life Global Funding	0.500%	11/17/23	1,505	1,491
	Equitable Holdings Inc.	3.900%	4/20/23	992	1,028
[4]	F&G Global Funding	0.900%	9/20/24	900	887
[4]	F&G Global Funding	1.750%	6/30/26	1,000	994
[4]	Fidelity & Guaranty Life Holdings Inc.	5.500%	5/1/25	715	799
	Fidelity National Financial Inc.	5.500%	9/1/22	80	83
	Fifth Third Bancorp	3.650%	1/25/24	900	944
	First American Financial Corp.	4.300%	2/1/23	120	124
	First American Financial Corp.	4.600%	11/15/24	210	228
	First Republic Bank	1.912%	2/12/24	1,760	1,779
[4]	Five Corners Funding Trust	4.419%	11/15/23	2,113	2,240
	FS KKR Capital Corp.	3.400%	1/15/26	440	448
[4]	GA Global Funding Trust	1.000%	4/8/24	865	858
[4]	GA Global Funding Trust	1.625%	1/15/26	390	387
	GATX Corp.	3.250%	3/30/25	60	63
	GATX Corp.	3.250%	9/15/26	290	305
	Goldman Sachs Group Inc.	0.481%	1/27/23	125	125
	Goldman Sachs Group Inc.	2.908%	6/5/23	132	133
	Goldman Sachs Group Inc.	2.905%	7/24/23	1,143	1,156
	Goldman Sachs Group Inc.	0.627%	11/17/23	740	738
	Goldman Sachs Group Inc.	1.217%	12/6/23	800	802
	Goldman Sachs Group Inc.	3.625%	2/20/24	1,820	1,909
	Goldman Sachs Group Inc.	4.000%	3/3/24	690	732

21

Short-Term Investment-Grade Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Goldman Sachs Group Inc.	0.673%	3/8/24	1,025	1,021
	Goldman Sachs Group Inc.	3.850%	7/8/24	1,575	1,666
	Goldman Sachs Group Inc.	0.657%	9/10/24	5,530	5,487
	Goldman Sachs Group Inc.	0.925%	10/21/24	1,700	1,693
	Goldman Sachs Group Inc.	3.500%	1/23/25	1,545	1,630
[6]	Goldman Sachs Group Inc.	3.375%	3/27/25	900	1,129
	Goldman Sachs Group Inc.	3.500%	4/1/25	2,085	2,207
	Goldman Sachs Group Inc.	3.750%	5/22/25	2,746	2,931
	Goldman Sachs Group Inc.	3.272%	9/29/25	3,207	3,364
	Goldman Sachs Group Inc.	4.250%	10/21/25	1,810	1,975
	Goldman Sachs Group Inc.	0.855%	2/12/26	1,025	1,005
	Goldman Sachs Group Inc.	3.750%	2/25/26	710	764
[6]	Goldman Sachs Group Inc.	2.875%	6/3/26	600	760
	Goldman Sachs Group Inc.	3.500%	11/16/26	845	901
	Goldman Sachs Group Inc.	1.093%	12/9/26	2,985	2,908
	Goldman Sachs Group Inc.	1.431%	3/9/27	2,875	2,816
	Goldman Sachs Group Inc.	1.948%	10/21/27	1,850	1,844
[5,8]	Goldman Sachs Group Inc., 3M Australian Bank Bill Rate + 1.200%	1.245%	5/16/23	1,030	756
[4]	Great-West Lifeco US Finance 2020 LP	0.904%	8/12/25	460	447
	Hanover Insurance Group Inc.	4.500%	4/15/26	360	394
	HSBC Holdings plc	3.600%	5/25/23	2,220	2,303
[7]	HSBC Holdings plc	2.175%	6/27/23	500	681
	HSBC Holdings plc	3.033%	11/22/23	2,991	3,045
[11]	HSBC Holdings plc	3.196%	12/5/23	1,600	1,304
[8]	HSBC Holdings plc	3.350%	2/16/24	291	217
	HSBC Holdings plc	4.250%	3/14/24	1,625	1,717
	HSBC Holdings plc	3.950%	5/18/24	1,775	1,841
	HSBC Holdings plc	0.732%	8/17/24	1,200	1,189
	HSBC Holdings plc	1.162%	11/22/24	800	798
	HSBC Holdings plc	3.803%	3/11/25	2,120	2,226
	HSBC Holdings plc	0.976%	5/24/25	1,800	1,778
	HSBC Holdings plc	4.250%	8/18/25	1,700	1,826
	HSBC Holdings plc	2.633%	11/7/25	1,084	1,113
	HSBC Holdings plc	4.300%	3/8/26	770	843
	HSBC Holdings plc	1.645%	4/18/26	3,380	3,357
	HSBC Holdings plc	3.900%	5/25/26	908	981
	HSBC Holdings plc	2.099%	6/4/26	3,051	3,070
	HSBC Holdings plc	4.292%	9/12/26	1,730	1,868
	HSBC Holdings plc	1.589%	5/24/27	2,280	2,228
[7]	HSBC Holdings plc	1.750%	7/24/27	200	267
	HSBC Holdings plc	2.251%	11/22/27	1,000	1,003
[5,8]	HSBC Holdings plc, 3M Australian Bank Bill Rate + 1.100%	1.145%	2/16/24	686	502
	Huntington Bancshares Inc.	4.350%	2/4/23	200	207
	ING Groep NV	3.550%	4/9/24	200	210
	ING Groep NV	1.726%	4/1/27	580	576
	Intercontinental Exchange Inc.	0.700%	6/15/23	860	859
	Intercontinental Exchange Inc.	4.000%	10/15/23	630	664
	Intercontinental Exchange Inc.	3.750%	12/1/25	886	957
[6]	Intesa Sanpaolo SpA	1.000%	7/4/24	500	581
[4]	Intesa Sanpaolo SpA	3.250%	9/23/24	1,690	1,758
[6]	Intesa Sanpaolo SpA	0.625%	2/24/26	600	678
	Invesco Finance plc	4.000%	1/30/24	1,370	1,445
	Invesco Finance plc	3.750%	1/15/26	406	439
[4]	Jackson Financial Inc.	1.125%	11/22/23	700	699
	JPMorgan Chase & Co.	3.559%	4/23/24	415	429
	JPMorgan Chase & Co.	3.625%	5/13/24	735	778
	JPMorgan Chase & Co.	1.514%	6/1/24	950	957
	JPMorgan Chase & Co.	3.797%	7/23/24	480	500
	JPMorgan Chase & Co.	3.875%	9/10/24	100	106
	JPMorgan Chase & Co.	0.653%	9/16/24	635	632
	JPMorgan Chase & Co.	4.023%	12/5/24	2,142	2,256
	JPMorgan Chase & Co.	3.125%	1/23/25	670	704
	JPMorgan Chase & Co.	0.563%	2/16/25	935	922
	JPMorgan Chase & Co.	3.220%	3/1/25	2,667	2,774
	JPMorgan Chase & Co.	0.824%	6/1/25	3,408	3,368
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	JPMorgan Chase & Co.	0.969%	6/23/25	2,400	2,378
	JPMorgan Chase & Co.	3.900%	7/15/25	1,230	1,331
	JPMorgan Chase & Co.	2.301%	10/15/25	3,435	3,511
	JPMorgan Chase & Co.	1.561%	12/10/25	1,400	1,402
	JPMorgan Chase & Co.	2.005%	3/13/26	2,830	2,865
	JPMorgan Chase & Co.	2.083%	4/22/26	4,470	4,538
	JPMorgan Chase & Co.	3.200%	6/15/26	338	359
	JPMorgan Chase & Co.	1.045%	11/19/26	4,434	4,319
	JPMorgan Chase & Co.	1.040%	2/4/27	2,460	2,380
	JPMorgan Chase & Co.	1.578%	4/22/27	1,700	1,680
	JPMorgan Chase & Co.	1.470%	9/22/27	1,300	1,275
	Kemper Corp.	4.350%	2/15/25	650	695
[4]	Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp.	5.250%	10/1/25	120	122
	Lazard Group LLC	3.750%	2/13/25	230	244
[12,13]	Lehman Brothers E-Capital Trust I	3.589%	8/19/65	210	—
	Lincoln National Corp.	4.000%	9/1/23	453	475
	Lloyds Banking Group plc	4.050%	8/16/23	1,450	1,519
	Lloyds Banking Group plc	2.907%	11/7/23	4,000	4,064
	Lloyds Banking Group plc	3.900%	3/12/24	500	528
	Lloyds Banking Group plc	0.695%	5/11/24	1,740	1,732
	Lloyds Banking Group plc	4.450%	5/8/25	765	832
	Lloyds Banking Group plc	3.870%	7/9/25	871	921
	Lloyds Banking Group plc	4.582%	12/10/25	1,275	1,391
	Lloyds Banking Group plc	2.438%	2/5/26	300	306
	Lloyds Banking Group plc	1.627%	5/11/27	585	575
[5,8]	Lloyds Banking Group plc, 3M Australian Bank Bill Rate + 1.400%	1.458%	3/7/25	400	296
[4]	LSEGA Financing plc	0.650%	4/6/24	1,200	1,182
[4]	LSEGA Financing plc	1.375%	4/6/26	980	960
[6]	Luminor Bank A/S	0.792%	12/3/24	156	180
[5,8]	Macquarie Bank Ltd., 3M Australian Bank Bill Rate + 2.900%	2.945%	5/28/30	1,460	1,109
[4]	Macquarie Group Ltd.	3.189%	11/28/23	355	362
	Macquarie Group Ltd.	3.189%	11/28/23	960	979
[4]	Macquarie Group Ltd.	1.201%	10/14/25	900	891
[4]	Macquarie Group Ltd.	1.340%	1/12/27	770	749
[4]	Macquarie Group Ltd.	1.629%	9/23/27	855	837
	Marsh & McLennan Cos. Inc.	3.300%	3/14/23	172	176
	Marsh & McLennan Cos. Inc.	4.050%	10/15/23	387	405
	Marsh & McLennan Cos. Inc.	3.500%	6/3/24	250	264
	Marsh & McLennan Cos. Inc.	3.500%	3/10/25	882	935
[4]	MassMutual Global Funding II	2.750%	6/22/24	2,200	2,283
	MetLife Inc.	3.600%	4/10/24	205	217
[4]	Metropolitan Life Global Funding I	0.400%	1/7/24	660	651
[4]	Metropolitan Life Global Funding I	3.600%	1/11/24	255	268
	Mitsubishi UFJ Financial Group Inc.	3.761%	7/26/23	3,270	3,413
	Mitsubishi UFJ Financial Group Inc.	2.527%	9/13/23	200	205
	Mitsubishi UFJ Financial Group Inc.	3.407%	3/7/24	1,575	1,649
	Mitsubishi UFJ Financial Group Inc.	2.801%	7/18/24	660	684
	Mitsubishi UFJ Financial Group Inc.	0.848%	9/15/24	2,515	2,503
	Mitsubishi UFJ Financial Group Inc.	2.193%	2/25/25	2,425	2,475
	Mitsubishi UFJ Financial Group Inc.	3.777%	3/2/25	2,100	2,249
	Mitsubishi UFJ Financial Group Inc.	1.412%	7/17/25	1,630	1,620
	Mitsubishi UFJ Financial Group Inc.	0.953%	7/19/25	2,065	2,041

22

Short-Term Investment-Grade Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Mitsubishi UFJ Financial Group Inc.	0.962%	10/11/25	900	888
	Mitsubishi UFJ Financial Group Inc.	1.538%	7/20/27	1,800	1,769
	Mitsubishi UFJ Financial Group Inc.	1.640%	10/13/27	800	789
[5,8]	Mitsubishi UFJ Financial Group Inc., 3M Australian Bank Bill Rate + 1.250%	1.318%	10/1/24	400	296
[4]	Mizuho Bank Ltd.	3.750%	4/16/24	240	253
[4]	Mizuho Bank Ltd.	3.600%	9/25/24	400	423
	Mizuho Financial Group Inc.	2.721%	7/16/23	800	808
	Mizuho Financial Group Inc.	1.241%	7/10/24	1,410	1,413
	Mizuho Financial Group Inc.	2.555%	9/13/25	552	567
[4]	Mizuho Financial Group Inc.	3.477%	4/12/26	300	320
	Mizuho Financial Group Inc.	2.226%	5/25/26	910	922
	Mizuho Financial Group Inc.	1.234%	5/22/27	1,140	1,105
	Mizuho Financial Group Inc.	1.554%	7/9/27	800	786
	Morgan Stanley	3.125%	1/23/23	3,540	3,627
	Morgan Stanley	3.750%	2/25/23	1,355	1,402
	Morgan Stanley	4.100%	5/22/23	800	833
	Morgan Stanley	0.560%	11/10/23	820	819
	Morgan Stanley	0.529%	1/25/24	3,965	3,952
	Morgan Stanley	0.731%	4/5/24	1,055	1,052
	Morgan Stanley	3.737%	4/24/24	962	996
	Morgan Stanley	3.700%	10/23/24	1,115	1,188
	Morgan Stanley	0.791%	1/22/25	1,800	1,783
	Morgan Stanley	0.790%	5/30/25	6,390	6,306
	Morgan Stanley	2.720%	7/22/25	4,058	4,183
	Morgan Stanley	4.000%	7/23/25	2,157	2,340
	Morgan Stanley	0.864%	10/21/25	390	385
	Morgan Stanley	1.164%	10/21/25	1,200	1,189
	Morgan Stanley	5.000%	11/24/25	2,095	2,345
	Morgan Stanley	3.875%	1/27/26	2,700	2,927
	Morgan Stanley	2.188%	4/28/26	3,547	3,616
	Morgan Stanley	3.125%	7/27/26	195	207
	Morgan Stanley	4.350%	9/8/26	600	665
	Morgan Stanley	0.985%	12/10/26	1,842	1,787
	Morgan Stanley	1.593%	5/4/27	1,705	1,688
	Morgan Stanley	1.512%	7/20/27	2,450	2,411
[6]	Morgan Stanley	0.406%	10/29/27	314	355
	Nasdaq Inc.	0.445%	12/21/22	300	299
	Nasdaq Inc.	4.250%	6/1/24	100	106
	National Bank of Canada	2.100%	2/1/23	1,330	1,348
	National Bank of Canada	0.750%	8/6/24	1,000	986
	National Bank of Canada	0.550%	11/15/24	1,140	1,127
[4]	Nationwide Building Society	3.766%	3/8/24	200	206
[4]	Nationwide Building Society	4.363%	8/1/24	950	995
[4]	Nationwide Building Society	1.000%	8/28/25	800	784
[4]	Nationwide Building Society	1.500%	10/13/26	900	884
[6]	Nationwide Building Society	2.000%	7/25/29	1,485	1,752
	NatWest Group plc	6.125%	12/15/22	162	169
	NatWest Group plc	3.875%	9/12/23	510	532
	NatWest Group plc	2.359%	5/22/24	320	325
	NatWest Group plc	4.519%	6/25/24	905	947
	NatWest Group plc	4.269%	3/22/25	2,553	2,704
[6]	NatWest Group plc	0.750%	11/15/25	425	490
	NatWest Group plc	4.800%	4/5/26	900	1,003
	NatWest Group plc	1.642%	6/14/27	700	689
	NatWest Group plc	3.754%	11/1/29	1,180	1,231
[7]	NatWest Group plc	2.105%	11/28/31	200	266
[7]	NIBC Bank NV	3.125%	11/15/23	300	418
	Nomura Holdings Inc.	2.648%	1/16/25	800	823
	Nomura Holdings Inc.	1.851%	7/16/25	815	816
	Nomura Holdings Inc.	1.653%	7/14/26	1,365	1,342
[4]	Northwestern Mutual Global Funding	0.800%	1/14/26	510	496
[4]	Nuveen Finance LLC	4.125%	11/1/24	488	525
	ORIX Corp.	4.050%	1/16/24	150	158
	Owl Rock Capital Corp.	3.750%	7/22/25	330	342
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Owl Rock Capital Corp.	4.250%	1/15/26	60	63
	Owl Rock Capital Corp.	3.400%	7/15/26	470	479
[4]	Pacific Life Global Funding II	1.200%	6/24/25	560	553
[7]	Pension Insurance Corp. plc	6.500%	7/3/24	595	892
[7]	Phoenix Group Holdings plc	6.625%	12/18/25	775	1,215
	PNC Bank NA	3.800%	7/25/23	750	781
	PNC Bank NA	2.950%	2/23/25	690	725
	PNC Bank NA	3.250%	6/1/25	1,860	1,977
	PNC Financial Services Group Inc.	3.900%	4/29/24	248	263
[4]	Protective Life Global Funding	0.502%	4/12/23	240	239
[4]	Protective Life Global Funding	0.473%	1/12/24	150	148
[4]	Protective Life Global Funding	1.618%	4/15/26	820	817
	Prudential Financial Inc.	5.200%	3/15/44	85	89
	Reinsurance Group of America Inc.	4.700%	9/15/23	200	211
[4]	Reliance Standard Life Global Funding II	3.850%	9/19/23	1,120	1,171
[4]	Rocket Mortgage LLC / Rocket Mortgage Co-Issuer Inc.	2.875%	10/15/26	200	199
[7]	Rothesay Life plc	8.000%	10/30/25	645	1,051
	Royal Bank of Canada	0.425%	1/19/24	750	741
	Royal Bank of Canada	2.550%	7/16/24	3,047	3,150
	Royal Bank of Canada	0.750%	10/7/24	1,200	1,188
	Royal Bank of Canada	2.250%	11/1/24	5,165	5,309
	Royal Bank of Canada	1.150%	6/10/25	880	872
	Royal Bank of Canada	1.200%	4/27/26	1,220	1,199
	Royal Bank of Canada	1.150%	7/14/26	1,305	1,278
	Royal Bank of Canada	1.400%	11/2/26	800	789
	Santander Holdings USA Inc.	3.400%	1/18/23	1,480	1,513
	Santander Holdings USA Inc.	3.500%	6/7/24	1,410	1,470
	Santander Holdings USA Inc.	3.450%	6/2/25	1,065	1,118
	Santander Holdings USA Inc.	4.500%	7/17/25	615	666
	Santander UK Group Holdings plc	3.571%	1/10/23	620	620
	Santander UK Group Holdings plc	3.373%	1/5/24	2,017	2,061
	Santander UK Group Holdings plc	4.796%	11/15/24	820	870
	Santander UK Group Holdings plc	1.532%	8/21/26	1,125	1,107
	Santander UK Group Holdings plc	1.673%	6/14/27	1,500	1,470
	Santander UK plc	4.000%	3/13/24	1,730	1,832
[4]	SBL Holdings Inc.	5.125%	11/13/26	455	496
[7]	Scottish Widows Ltd.	5.500%	6/16/23	490	699
[4]	Security Benefit Global Funding	1.250%	5/17/24	405	403
	Sixth Street Specialty Lending Inc.	2.500%	8/1/26	300	298
[4]	Standard Chartered plc	1.319%	10/14/23	630	631
[4]	Standard Chartered plc	0.991%	1/12/25	1,205	1,192
[4]	Standard Chartered plc	1.214%	3/23/25	435	431
[4]	Standard Chartered plc	1.822%	11/23/25	900	899
[4]	Standard Chartered plc	1.456%	1/14/27	375	364
[5,8]	Standard Chartered plc, 3M Australian Bank Bill Rate + 1.850%	1.912%	6/28/25	750	560
	State Street Corp.	3.550%	8/18/25	866	934
	State Street Corp.	2.354%	11/1/25	1,861	1,917
	State Street Corp.	2.901%	3/30/26	520	544
	Stifel Financial Corp.	4.250%	7/18/24	485	516
[5,8]	Sumitomo Mitsui Banking Corp., 3M Australian Bank Bill Rate + 0.950%	1.005%	6/5/23	1,000	734
	Sumitomo Mitsui Financial Group Inc.	3.102%	1/17/23	1,205	1,233
	Sumitomo Mitsui Financial Group Inc.	3.748%	7/19/23	2,320	2,418
	Sumitomo Mitsui Financial Group Inc.	0.508%	1/12/24	430	425

23

Short-Term Investment-Grade Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Sumitomo Mitsui Financial Group Inc.	2.696%	7/16/24	5,210	5,384
	Sumitomo Mitsui Financial Group Inc.	2.448%	9/27/24	200	206
	Sumitomo Mitsui Financial Group Inc.	2.348%	1/15/25	1,020	1,045
	Sumitomo Mitsui Financial Group Inc.	1.474%	7/8/25	1,485	1,477
	Sumitomo Mitsui Financial Group Inc.	3.784%	3/9/26	400	432
	Sumitomo Mitsui Financial Group Inc.	1.402%	9/17/26	1,000	977
[5,8]	Sumitomo Mitsui Financial Group Inc., 3M Australian Bank Bill Rate + 1.200%	1.258%	3/7/23	641	471
[5,8]	Sumitomo Mitsui Financial Group Inc., 3M Australian Bank Bill Rate + 1.250%	1.284%	10/16/24	985	729
[5,8]	Sumitomo Mitsui Financial Group Inc., 3M Australian Bank Bill Rate + 1.270%	1.332%	3/29/22	940	685
	SVB Financial Group	1.800%	10/28/26	800	797
[8]	Svenska Handelsbanken AB	3.250%	9/27/23	390	294
[4]	Svenska Handelsbanken AB	0.550%	6/11/24	700	690
[4]	Svenska Handelsbanken AB	1.418%	6/11/27	400	393
	Synchrony Financial	4.375%	3/19/24	840	887
	Synchrony Financial	4.250%	8/15/24	565	599
	Synchrony Financial	4.500%	7/23/25	1,345	1,454
	Toronto-Dominion Bank	0.750%	6/12/23	305	305
	Toronto-Dominion Bank	0.550%	3/4/24	1,427	1,412
	Toronto-Dominion Bank	2.650%	6/12/24	865	897
[8]	Toronto-Dominion Bank	2.050%	7/10/24	310	228
	Toronto-Dominion Bank	1.150%	6/12/25	1,050	1,042
	Toronto-Dominion Bank	0.750%	9/11/25	1,945	1,895
	Toronto-Dominion Bank	1.250%	9/10/26	2,000	1,966
[5,8]	Toronto-Dominion Bank, 3M Australian Bank Bill Rate + 1.000%	1.025%	7/10/24	1,110	819
	Trinity Acquisition plc	4.400%	3/15/26	40	44
	Truist Bank	3.200%	4/1/24	3,661	3,833
	Truist Bank	2.150%	12/6/24	1,780	1,835
	Truist Bank	1.500%	3/10/25	1,180	1,188
	Truist Bank	3.625%	9/16/25	635	680
	Truist Bank	2.636%	9/17/29	500	514
	Truist Financial Corp.	2.500%	8/1/24	555	573
	Truist Financial Corp.	4.000%	5/1/25	561	606
	Truist Financial Corp.	1.200%	8/5/25	735	730
	Truist Financial Corp.	1.267%	3/2/27	470	461
[4]	UBS AG	0.450%	2/9/24	1,040	1,024
[4]	UBS AG	0.700%	8/9/24	650	642
[4]	UBS AG	1.250%	6/1/26	800	784
[4]	UBS Group AG	1.008%	7/30/24	1,285	1,281
[6]	UBS Group AG	1.500%	11/30/24	295	346
[4]	UBS Group AG	4.125%	9/24/25	257	278
[4]	UBS Group AG	4.125%	4/15/26	250	273
[4]	UBS Group AG	1.364%	1/30/27	925	904
[4]	UBS Group AG	1.494%	8/10/27	1,100	1,073
[6]	UniCredit SpA	1.250%	6/25/25	595	693
	US Bancorp	3.700%	1/30/24	1,139	1,202
	US Bancorp	3.375%	2/5/24	706	740
[6]	US Bancorp	0.850%	6/7/24	409	475
	US Bancorp	2.400%	7/30/24	505	522
	US Bancorp	3.600%	9/11/24	490	521
	US Bancorp	1.450%	5/12/25	1,200	1,206
	US Bank NA	2.050%	1/21/25	1,250	1,279
[12,13]	Washington Mutual Bank / Debt not acquired by JPMorgan	6.875%	6/15/11	517	—
	Wells Fargo & Co.	3.750%	1/24/24	2,775	2,916
	Wells Fargo & Co.	1.654%	6/2/24	1,680	1,694
[8]	Wells Fargo & Co.	4.750%	8/27/24	1,000	784
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Wells Fargo & Co.	3.300%	9/9/24	534	562
	Wells Fargo & Co.	3.000%	2/19/25	3,050	3,187
	Wells Fargo & Co.	0.805%	5/19/25	840	831
	Wells Fargo & Co.	3.550%	9/29/25	2,558	2,731
	Wells Fargo & Co.	2.406%	10/30/25	3,310	3,392
	Wells Fargo & Co.	2.164%	2/11/26	1,790	1,820
	Wells Fargo & Co.	2.188%	4/30/26	4,070	4,147
	Wells Fargo & Co.	4.100%	6/3/26	2,390	2,606
[6]	Wells Fargo & Co.	1.375%	10/26/26	710	840
[5,8]	Wells Fargo & Co., 3M Australian Bank Bill Rate + 1.100%	1.141%	4/27/22	83	61
[7]	Wells Fargo Bank NA	5.250%	8/1/23	1,000	1,433
	Westpac Banking Corp.	1.019%	11/18/24	700	697
	Westpac Banking Corp.	1.150%	6/3/26	355	349
[4]	Westpac Banking Corp.	1.552%	9/30/26	520	520
[8]	Westpac Banking Corp.	4.800%	6/14/28	200	151
	Westpac Banking Corp.	2.894%	2/4/30	1,831	1,870
	Westpac Banking Corp.	4.322%	11/23/31	95	103
[5,8]	Westpac Banking Corp., 3M Australian Bank Bill Rate + 1.400%	1.445%	2/16/28	100	73
[5,8]	Westpac Banking Corp., 3M Australian Bank Bill Rate + 1.800%	1.873%	6/22/28	1,800	1,330
[5,8]	Westpac Banking Corp., 3M Australian Bank Bill Rate + 1.980%	2.025%	8/27/29	600	447
	Willis North America Inc.	3.600%	5/15/24	1,805	1,892
					657,027
Health Care (7.3%)
	AbbVie Inc.	3.450%	3/15/22	2,345	2,348
	AbbVie Inc.	3.250%	10/1/22	416	421
	AbbVie Inc.	2.300%	11/21/22	6,500	6,592
	AbbVie Inc.	2.800%	3/15/23	200	204
	AbbVie Inc.	2.850%	5/14/23	100	102
	AbbVie Inc.	3.850%	6/15/24	1,414	1,495
	AbbVie Inc.	2.600%	11/21/24	6,092	6,318
	AbbVie Inc.	3.800%	3/15/25	2,147	2,290
	AbbVie Inc.	3.600%	5/14/25	270	287
	AbbVie Inc.	3.200%	5/14/26	250	264
	AbbVie Inc.	2.950%	11/21/26	2,350	2,475
	Aetna Inc.	2.750%	11/15/22	375	380
	Aetna Inc.	2.800%	6/15/23	1,466	1,502
	Aetna Inc.	3.500%	11/15/24	330	349
[4]	Alcon Finance Corp.	2.750%	9/23/26	300	310
	AmerisourceBergen Corp.	0.737%	3/15/23	970	968
	Amgen Inc.	1.900%	2/21/25	500	508
	Amgen Inc.	3.125%	5/1/25	550	579
	Anthem Inc.	3.500%	8/15/24	350	370
	Anthem Inc.	2.375%	1/15/25	545	561
	Anthem Inc.	1.500%	3/15/26	1,205	1,203
	Astrazeneca Finance LLC	0.700%	5/28/24	2,105	2,089
	Astrazeneca Finance LLC	1.200%	5/28/26	2,500	2,469
	AstraZeneca plc	3.375%	11/16/25	2,000	2,146
[4]	Bausch Health Cos. Inc.	6.125%	4/15/25	321	328
[4]	Bausch Health Cos. Inc.	5.500%	11/1/25	60	61
[4]	Bausch Health Cos. Inc.	5.750%	8/15/27	70	73
[4]	Bausch Health Cos. Inc.	7.000%	1/15/28	30	30
[4]	Bausch Health Cos. Inc.	4.875%	6/1/28	40	41
	Baxalta Inc.	4.000%	6/23/25	200	215
[4]	Baxter International Inc.	1.322%	11/29/24	3,000	2,998
[4]	Baxter International Inc.	1.915%	2/1/27	4,085	4,101
[4]	Bayer US Finance II LLC	3.875%	12/15/23	4,990	5,218
[4]	Bayer US Finance II LLC	4.250%	12/15/25	1,745	1,893
[4]	Bayer US Finance LLC	3.375%	10/8/24	1,160	1,213
	Becton Dickinson and Co.	3.363%	6/6/24	876	917
	Biogen Inc.	3.625%	9/15/22	1,275	1,301
	Biogen Inc.	4.050%	9/15/25	200	217
	Boston Scientific Corp.	3.450%	3/1/24	1,835	1,919

24

Short-Term Investment-Grade Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Boston Scientific Corp.	1.900%	6/1/25	860	871
	Boston Scientific Corp.	3.750%	3/1/26	377	406
	Bristol-Myers Squibb Co.	0.537%	11/13/23	1,295	1,288
	Bristol-Myers Squibb Co.	3.875%	8/15/25	236	256
	Bristol-Myers Squibb Co.	0.750%	11/13/25	1,500	1,467
	Bristol-Myers Squibb Co.	3.200%	6/15/26	1,675	1,798
	Cardinal Health Inc.	3.079%	6/15/24	495	513
	Cigna Corp.	3.000%	7/15/23	1,795	1,847
	Cigna Corp.	0.613%	3/15/24	1,000	990
	Cigna Corp.	3.500%	6/15/24	1,833	1,924
	Cigna Corp.	3.250%	4/15/25	1,000	1,054
	Cigna Corp.	4.125%	11/15/25	2,595	2,841
	Cigna Corp.	4.500%	2/25/26	100	111
	Cigna Corp.	1.250%	3/15/26	700	691
	CommonSpirit Health	4.200%	8/1/23	100	105
	CommonSpirit Health	2.760%	10/1/24	1,400	1,446
	CommonSpirit Health	1.547%	10/1/25	725	719
	CVS Health Corp.	2.750%	12/1/22	900	913
	CVS Health Corp.	2.625%	8/15/24	1,400	1,450
	CVS Health Corp.	4.100%	3/25/25	1,928	2,078
	CVS Health Corp.	3.875%	7/20/25	725	780
	CVS Health Corp.	2.875%	6/1/26	500	524
	CVS Health Corp.	3.000%	8/15/26	1,500	1,580
	CVS Health Corp.	3.625%	4/1/27	1,000	1,085
	CVS Health Corp.	1.300%	8/21/27	1,000	971
	Danaher Corp.	3.350%	9/15/25	300	320
	DH Europe Finance II Sarl	2.200%	11/15/24	2,900	2,966
[6]	DH Europe Finance II Sarl	0.200%	3/18/26	565	642
	Dignity Health	3.812%	11/1/24	30	32
	Encompass Health Corp.	4.500%	2/1/28	60	62
	Gilead Sciences Inc.	0.750%	9/29/23	2,102	2,092
	Gilead Sciences Inc.	3.700%	4/1/24	1,922	2,019
	Gilead Sciences Inc.	3.500%	2/1/25	2,442	2,584
	Gilead Sciences Inc.	3.650%	3/1/26	1,220	1,316
	GlaxoSmithKline Capital plc	3.000%	6/1/24	2,091	2,184
	HCA Inc.	4.750%	5/1/23	1,000	1,048
	HCA Inc.	5.000%	3/15/24	2,729	2,936
	HCA Inc.	5.375%	2/1/25	155	170
	HCA Inc.	5.250%	4/15/25	1,700	1,883
	HCA Inc.	5.250%	6/15/26	1,240	1,395
[4]	Highmark Inc.	1.450%	5/10/26	2,160	2,114
[4]	Hill-Rom Holdings Inc.	4.375%	9/15/27	155	162
	Humana Inc.	0.650%	8/3/23	1,200	1,194
	Humana Inc.	3.850%	10/1/24	460	488
	Humana Inc.	4.500%	4/1/25	1,500	1,637
	Illumina Inc.	0.550%	3/23/23	500	498
	McKesson Corp.	2.700%	12/15/22	1,700	1,724
	McKesson Corp.	2.850%	3/15/23	650	662
	McKesson Corp.	3.796%	3/15/24	2,300	2,416
	McKesson Corp.	0.900%	12/3/25	500	485
	McKesson Corp.	1.300%	8/15/26	1,000	978
[5,14,15,16]	Medline Industries Inc. Bank Loan, 1M USD LIBOR + 3.250%	—%	10/23/28	180	180
	Medtronic Inc.	3.500%	3/15/25	922	983
	Merck & Co. Inc.	2.750%	2/10/25	410	429
	Merck & Co. Inc.	1.700%	6/10/27	1,535	1,545
[4]	Mylan Inc.	3.125%	1/15/23	865	884
[4]	Organon & Co. / Organon Foreign Debt Co.-Issuer BV	4.125%	4/30/28	290	297
	PerkinElmer Inc.	0.850%	9/15/24	1,465	1,444
	Pfizer Inc.	0.800%	5/28/25	715	706
	Providence St. Joseph Health Obligated Group	2.746%	10/1/26	300	315
	Quest Diagnostics Inc.	3.500%	3/30/25	345	365
	Quest Diagnostics Inc.	3.450%	6/1/26	100	107
	Royalty Pharma plc	0.750%	9/2/23	2,185	2,171
	Royalty Pharma plc	1.200%	9/2/25	750	737
	Shire Acquisitions Investments Ireland DAC	2.875%	9/23/23	2,200	2,262
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Shire Acquisitions Investments Ireland DAC	3.200%	9/23/26	3,620	3,841
	SSM Health Care Corp.	3.688%	6/1/23	1,225	1,264
	Stryker Corp.	1.150%	6/15/25	1,500	1,488
	Stryker Corp.	3.375%	11/1/25	200	213
	Takeda Pharmaceutical Co. Ltd.	4.400%	11/26/23	957	1,013
[4]	Tenet Healthcare Corp.	4.625%	9/1/24	50	51
[4]	Tenet Healthcare Corp.	7.500%	4/1/25	20	21
[4]	Tenet Healthcare Corp.	4.875%	1/1/26	195	200
[4]	Tenet Healthcare Corp.	4.250%	6/1/29	78	79
	Thermo Fisher Scientific Inc.	0.797%	10/18/23	7,000	6,977
	Thermo Fisher Scientific Inc.	1.215%	10/18/24	5,000	4,996
	UnitedHealth Group Inc.	3.500%	2/15/24	750	790
	UnitedHealth Group Inc.	0.550%	5/15/24	960	952
	UnitedHealth Group Inc.	2.375%	8/15/24	635	658
	UnitedHealth Group Inc.	3.750%	7/15/25	180	195
	UnitedHealth Group Inc.	1.250%	1/15/26	340	339
	UnitedHealth Group Inc.	1.150%	5/15/26	420	416
[6]	Utah Acquisition Sub Inc.	2.250%	11/22/24	1,365	1,642
	Utah Acquisition Sub Inc.	3.950%	6/15/26	2,100	2,265
	Viatris Inc.	1.125%	6/22/22	2,200	2,204
	Viatris Inc.	1.650%	6/22/25	1,904	1,898
	Zimmer Biomet Holdings Inc.	3.050%	1/15/26	2,000	2,095
	Zoetis Inc.	3.250%	2/1/23	419	427
	Zoetis Inc.	4.500%	11/13/25	1,000	1,102
					166,021
Industrials (5.4%)
	3M Co.	2.650%	4/15/25	745	778
[4]	Air Canada	3.875%	8/15/26	105	107
[4]	Allison Transmission Inc.	4.750%	10/1/27	120	125
[4]	American Airlines Inc.	11.750%	7/15/25	85	106
[4]	American Airlines Inc. / AAdvantage Loyalty IP Ltd.	5.500%	4/20/26	240	250
[4]	AP Moller - Maersk A/S	3.875%	9/28/25	800	859
[4]	Aramark Services Inc.	6.375%	5/1/25	170	178
[4]	Aramark Services Inc.	5.000%	2/1/28	30	31
[8]	Aurizon Network Pty Ltd.	4.000%	6/21/24	600	457
[8]	Australia Pacific Airports Melbourne Pty Ltd.	4.000%	9/15/22	430	317
	Block Financial LLC	5.250%	10/1/25	373	414
	Boeing Co.	2.700%	5/1/22	460	463
	Boeing Co.	1.167%	2/4/23	200	200
	Boeing Co.	4.508%	5/1/23	5,777	6,027
	Boeing Co.	1.875%	6/15/23	775	781
	Boeing Co.	1.433%	2/4/24	6,800	6,793
	Boeing Co.	2.800%	3/1/24	875	900
	Boeing Co.	2.850%	10/30/24	245	253
	Boeing Co.	4.875%	5/1/25	5,165	5,656
	Boeing Co.	2.600%	10/30/25	348	357
	Boeing Co.	2.750%	2/1/26	840	865
	Boeing Co.	2.196%	2/4/26	11,900	11,898
	Boeing Co.	2.250%	6/15/26	90	91
[8]	Brisbane Airport Corp Pty Ltd.	3.900%	4/24/25	300	228
	Burlington Northern Santa Fe LLC	3.750%	4/1/24	473	498
	Burlington Northern Santa Fe LLC	3.400%	9/1/24	230	243
	Burlington Northern Santa Fe LLC	7.000%	12/15/25	471	568
	Canadian Pacific Railway Co.	2.900%	2/1/25	330	344
	Canadian Pacific Railway Co.	1.750%	12/2/26	1,090	1,095
[4]	Cargo Aircraft Management Inc.	4.750%	2/1/28	85	87
	Carrier Global Corp.	2.242%	2/15/25	3,464	3,549
	Caterpillar Financial Services Corp.	2.850%	5/17/24	250	261
	Caterpillar Financial Services Corp.	0.800%	11/13/25	925	907
	Caterpillar Financial Services Corp.	1.150%	9/14/26	600	592

25

Short-Term Investment-Grade Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[4]	Clark Equipment Co.	5.875%	6/1/25	60	62
[4]	Clean Harbors Inc.	4.875%	7/15/27	240	248
[5,14,15,16]	Clean Harbors Inc. Bank Loan	—%	10/8/28	200	200
	CNH Industrial Capital LLC	1.950%	7/2/23	790	800
	CNH Industrial Capital LLC	1.875%	1/15/26	2,027	2,034
	CNH Industrial Capital LLC	1.450%	7/15/26	1,160	1,137
	CNH Industrial NV	4.500%	8/15/23	1,620	1,703
	CSX Corp.	3.350%	11/1/25	140	149
	Cummins Inc.	0.750%	9/1/25	295	290
[4]	Daimler Trucks Finance North America LLC	1.125%	12/14/23	1,715	1,715
	Deere & Co.	2.750%	4/15/25	710	742
	Delta Air Lines Inc.	2.900%	10/28/24	70	71
[4]	Delta Air Lines Inc.	7.000%	5/1/25	1,825	2,088
[3,4]	Delta Air Lines Inc. / SkyMiles IP Ltd.	4.500%	10/20/25	2,440	2,566
	Dover Corp.	3.150%	11/15/25	210	222
[6]	easyJet plc	0.875%	6/11/25	425	485
	Embraer Overseas Ltd.	5.696%	9/16/23	37	39
	Embraer SA	5.150%	6/15/22	610	619
	General Dynamics Corp.	3.250%	4/1/25	1,360	1,441
	General Dynamics Corp.	3.500%	5/15/25	960	1,027
[7]	Heathrow Funding Ltd.	6.750%	12/3/28	285	467
[6]	Highland Holdings Sarl	0.010%	11/12/23	1,669	1,902
	Huntington Ingalls Industries Inc.	3.844%	5/1/25	1,605	1,702
	Johnson Controls International plc	3.625%	7/2/24	303	319
	Johnson Controls International plc	3.900%	2/14/26	80	87
	L3Harris Technologies Inc.	3.850%	6/15/23	3,571	3,710
	L3Harris Technologies Inc.	3.950%	5/28/24	672	709
	L3Harris Technologies Inc.	3.832%	4/27/25	155	165
	Lennox International Inc.	1.350%	8/1/25	230	227
	Lockheed Martin Corp.	2.900%	3/1/25	120	126
[4]	Mileage Plus Holdings LLC / Mileage Plus Intellectual Property Assets Ltd.	6.500%	6/20/27	4,351	4,650
[5,8]	New Terminal Financing Co. Pty Ltd., 3M Australian Bank Bill Rate + 1.450%	1.475%	7/12/24	250	181
	Norfolk Southern Corp.	3.650%	8/1/25	270	289
	Norfolk Southern Corp.	2.900%	6/15/26	340	359
	Northrop Grumman Corp.	2.930%	1/15/25	2,112	2,204
	Otis Worldwide Corp.	2.056%	4/5/25	3,410	3,475
[8]	Pacific National Finance Pty Ltd.	5.250%	5/19/25	1,120	877
[4]	Penske Truck Leasing Co. LP / PTL Finance Corp.	4.250%	1/17/23	120	124
[4]	Penske Truck Leasing Co. LP / PTL Finance Corp.	2.700%	3/14/23	340	346
[4]	Penske Truck Leasing Co. LP / PTL Finance Corp.	4.125%	8/1/23	140	146
[4]	Penske Truck Leasing Co. LP / PTL Finance Corp.	3.450%	7/1/24	1,920	2,013
[4]	Penske Truck Leasing Co. LP / PTL Finance Corp.	1.200%	11/15/25	1,360	1,327
[8]	Qantas Airways Ltd.	7.750%	5/19/22	1,280	955
[8]	QPH Finance Co. Pty Ltd.	3.750%	6/7/23	160	119
	Quanta Services Inc.	0.950%	10/1/24	350	346
	Raytheon Technologies Corp.	3.650%	8/16/23	308	320
	Raytheon Technologies Corp.	3.200%	3/15/24	4,495	4,679
	Raytheon Technologies Corp.	3.950%	8/16/25	1,120	1,214
	Raytheon Technologies Corp.	3.500%	3/15/27	1,149	1,239
	Republic Services Inc.	2.500%	8/15/24	40	41
	Republic Services Inc.	3.200%	3/15/25	385	404
	Republic Services Inc.	0.875%	11/15/25	500	486
	Republic Services Inc.	2.900%	7/1/26	140	147
[4]	Rolls-Royce plc	3.625%	10/14/25	90	92
[4]	Rolls-Royce plc	5.750%	10/15/27	350	387
	Ryder System Inc.	3.650%	3/18/24	2,105	2,216
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Ryder System Inc.	1.750%	9/1/26	710	707
[4]	Siemens Financieringsmaatschappij NV	0.650%	3/11/24	2,215	2,196
[4]	Siemens Financieringsmaatschappij NV	1.200%	3/11/26	1,250	1,233
	Southwest Airlines Co.	2.750%	11/16/22	1,000	1,015
	Southwest Airlines Co.	4.750%	5/4/23	2,700	2,828
	Southwest Airlines Co.	5.250%	5/4/25	1,265	1,405
	Southwest Airlines Co.	3.000%	11/15/26	200	210
	Stanley Black & Decker Inc.	3.400%	3/1/26	630	672
	Teledyne Technologies Inc.	1.600%	4/1/26	1,950	1,931
[4]	TransDigm Inc.	8.000%	12/15/25	215	227
[4]	TransDigm Inc.	6.250%	3/15/26	190	197
	TransDigm Inc.	5.500%	11/15/27	150	155
	Tyco Electronics Group SA	3.450%	8/1/24	725	760
	Tyco Electronics Group SA	3.700%	2/15/26	720	775
	Tyco Electronics Group SA	3.125%	8/15/27	700	747
[3]	UAL Series 2007-1 Pass Through Trust	6.636%	1/2/24	334	341
	Union Pacific Corp.	3.500%	6/8/23	225	233
	Union Pacific Corp.	3.646%	2/15/24	400	419
	Union Pacific Corp.	3.150%	3/1/24	1,440	1,505
	Union Pacific Corp.	3.250%	1/15/25	50	53
	Union Pacific Corp.	3.250%	8/15/25	230	244
	Union Pacific Corp.	2.750%	3/1/26	300	315
	Union Pacific Corp.	3.000%	4/15/27	210	223
[3]	United Airlines Class B Series 2020-1 Pass Through Trust	4.875%	7/15/27	269	280
[4]	United Airlines Inc.	4.375%	4/15/26	300	313
	United Rentals North America Inc.	3.875%	11/15/27	222	230
[3]	US Airways Series 2001-1C Pass Through Trust	7.346%	9/20/23	95	95
[4]	Vertiv Group Corp.	4.125%	11/15/28	80	81
	Waste Management Inc.	2.400%	5/15/23	110	112
	Waste Management Inc.	0.750%	11/15/25	700	683
[4]	WESCO Distribution Inc.	7.250%	6/15/28	155	170
[6]	Wizz Air Finance Co. BV	1.350%	1/19/24	100	115
[8]	WSO Finance Pty Ltd.	3.500%	7/14/23	310	232
					122,668
Materials (2.1%)
[4]	Air Liquide Finance SA	2.250%	9/27/23	1,435	1,465
	ArcelorMittal SA	4.550%	3/11/26	670	735
[4]	Arconic Corp.	6.000%	5/15/25	35	37
[4]	Arconic Corp.	6.125%	2/15/28	65	69
[4]	Ardagh Packaging Finance plc / Ardagh Holdings USA Inc.	5.250%	4/30/25	250	259
[4]	Ardagh Packaging Finance plc / Ardagh Holdings USA Inc.	4.125%	8/15/26	155	158
[4]	Axalta Coating Systems LLC / Axalta Coating Systems Dutch Holding B BV	4.750%	6/15/27	80	84
	Ball Corp.	4.000%	11/15/23	215	225
	Ball Corp.	4.875%	3/15/26	75	83
	Berry Global Inc.	0.950%	2/15/24	2,065	2,044
[6]	Berry Global Inc.	1.000%	1/15/25	385	442
	Berry Global Inc.	1.570%	1/15/26	3,437	3,364
[4]	Berry Global Inc.	4.875%	7/15/26	195	202
[4]	Berry Global Inc.	5.625%	7/15/27	710	742
[4]	Big River Steel LLC / BRS Finance Corp.	6.625%	1/31/29	133	144
[4]	Canpack SA / Canpack US LLC	3.875%	11/15/29	55	54
[4]	Chevron Phillips Chemical Co. LLC / Chevron Phillips Chemical Co. LP	3.300%	5/1/23	1,510	1,557
[4]	Chevron Phillips Chemical Co. LLC / Chevron Phillips Chemical Co. LP	3.400%	12/1/26	1,200	1,286
	Cleveland-Cliffs Inc.	5.875%	6/1/27	155	161

26

Short-Term Investment-Grade Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Dow Chemical Co.	4.550%	11/30/25	790	868
	Dow Chemical Co.	3.625%	5/15/26	1,880	2,026
	DuPont de Nemours Inc.	4.205%	11/15/23	2,856	3,020
	DuPont de Nemours Inc.	4.493%	11/15/25	2,040	2,254
	Eastman Chemical Co.	3.800%	3/15/25	670	716
	EI du Pont de Nemours and Co.	1.700%	7/15/25	460	464
[4]	Element Solutions Inc.	3.875%	9/1/28	210	213
	FMC Corp.	3.200%	10/1/26	616	652
[4]	FMG Resources August 2006 Pty Ltd.	4.500%	9/15/27	35	37
	Freeport-McMoRan Inc.	4.550%	11/14/24	790	846
	Freeport-McMoRan Inc.	4.375%	8/1/28	270	283
[4]	Georgia-Pacific LLC	0.625%	5/15/24	2,905	2,867
[4]	Georgia-Pacific LLC	1.750%	9/30/25	1,560	1,568
[4]	Georgia-Pacific LLC	0.950%	5/15/26	2,250	2,178
[4]	Georgia-Pacific LLC	2.100%	4/30/27	1,470	1,490
[7]	Glencore Finance Europe Ltd.	6.000%	4/3/22	300	411
[6]	Glencore Finance Europe Ltd.	1.750%	3/17/25	214	254
[6]	Glencore Finance Europe Ltd.	3.750%	4/1/26	313	401
[4]	Graphic Packaging International LLC	0.821%	4/15/24	1,025	1,009
[4]	Graphic Packaging International LLC	3.500%	3/15/28	20	20
[4]	Graphic Packaging International LLC	3.500%	3/1/29	63	63
[4]	Indonesia Asahan Aluminium Persero PT	4.750%	5/15/25	788	840
[4]	INEOS Quattro Finance 2 plc	3.375%	1/15/26	50	50
[4]	Ingevity Corp.	3.875%	11/1/28	70	68
[4]	International Flavors & Fragrances Inc.	0.697%	9/15/22	570	570
[4]	Kraton Polymers LLC / Kraton Polymers Capital Corp.	4.250%	12/15/25	70	72
	LYB International Finance BV	4.000%	7/15/23	683	714
	LYB International Finance III LLC	1.250%	10/1/25	1,609	1,585
	LyondellBasell Industries NV	5.750%	4/15/24	715	779
	Martin Marietta Materials Inc.	0.650%	7/15/23	500	498
	Mosaic Co.	4.250%	11/15/23	635	668
	Nucor Corp.	2.000%	6/1/25	831	848
	Nutrien Ltd.	1.900%	5/13/23	1,491	1,510
	Nutrien Ltd.	3.000%	4/1/25	780	813
	Packaging Corp. of America	3.650%	9/15/24	11	12
[4]	Pactiv Evergreen Group Issuer Inc. / Pactiv Evergreen Group Issuer LLC / Reynolds Group	4.000%	10/15/27	170	165
	PPG Industries Inc.	1.200%	3/15/26	955	935
	Sherwin-Williams Co.	3.125%	6/1/24	2	2
	Steel Dynamics Inc.	2.800%	12/15/24	445	462
	Steel Dynamics Inc.	2.400%	6/15/25	330	339
	WestRock RKT LLC	4.000%	3/1/23	1,010	1,037
	WRKCo Inc.	3.000%	9/15/24	1,235	1,288
	WRKCo Inc.	3.750%	3/15/25	270	288
					48,294
Real Estate (4.0%)
[7]	Akelius Residential Property AB	2.375%	8/15/25	800	1,108
[8]	Ale Direct Property Trust	4.000%	8/20/22	370	272
	Alexandria Real Estate Equities Inc.	3.450%	4/30/25	1,829	1,944
	American Campus Communities Operating Partnership LP	3.750%	4/15/23	200	206
	American Campus Communities Operating Partnership LP	4.125%	7/1/24	760	812
	American Tower Corp.	3.000%	6/15/23	1,824	1,875
	American Tower Corp.	0.600%	1/15/24	3,760	3,722
	American Tower Corp.	3.375%	5/15/24	930	972
	American Tower Corp.	2.950%	1/15/25	1,586	1,649
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	American Tower Corp.	2.400%	3/15/25	1,718	1,765
	American Tower Corp.	4.000%	6/1/25	1,060	1,135
	American Tower Corp.	1.600%	4/15/26	2,020	2,004
	American Tower Corp.	1.450%	9/15/26	990	971
[6]	American Tower Corp.	0.450%	1/15/27	563	633
[6]	American Tower Corp.	0.400%	2/15/27	256	287
[6]	Aroundtown SA	0.625%	7/9/25	1,300	1,496
	AvalonBay Communities Inc.	2.850%	3/15/23	400	407
	AvalonBay Communities Inc.	2.950%	5/11/26	600	634
	AvalonBay Communities Inc.	2.900%	10/15/26	200	211
	Boston Properties LP	3.125%	9/1/23	1,300	1,339
	Boston Properties LP	3.800%	2/1/24	150	157
	Boston Properties LP	3.200%	1/15/25	380	398
	Boston Properties LP	2.750%	10/1/26	302	314
	Brandywine Operating Partnership LP	3.950%	2/15/23	390	399
	Brandywine Operating Partnership LP	4.100%	10/1/24	390	412
	Brixmor Operating Partnership LP	3.650%	6/15/24	2,035	2,135
	Brixmor Operating Partnership LP	3.850%	2/1/25	1,041	1,101
	Camden Property Trust	4.250%	1/15/24	1,518	1,593
	Camden Property Trust	3.500%	9/15/24	180	188
	CC Holdings GS V LLC / Crown Castle GS III Corp.	3.849%	4/15/23	762	789
	Corporate Office Properties LP	2.250%	3/15/26	1,913	1,933
	Crown Castle International Corp.	3.150%	7/15/23	1,202	1,238
	Crown Castle International Corp.	3.200%	9/1/24	1,930	2,017
	Crown Castle International Corp.	1.350%	7/15/25	860	850
	Crown Castle International Corp.	4.450%	2/15/26	1,230	1,347
	Crown Castle International Corp.	3.700%	6/15/26	600	644
	Crown Castle International Corp.	1.050%	7/15/26	2,065	1,997
[4]	CTR Partnership LP / CareTrust Capital Corp.	3.875%	6/30/28	108	111
	CubeSmart LP	4.000%	11/15/25	240	258
[6]	Digital Dutch Finco BV	0.625%	7/15/25	420	483
[6]	Digital Euro Finco LLC	2.625%	4/15/24	399	478
	Digital Realty Trust LP	4.750%	10/1/25	905	1,003
	Duke Realty LP	3.750%	12/1/24	50	53
	Duke Realty LP	3.250%	6/30/26	430	458
	Equinix Inc.	1.450%	5/15/26	290	285
	Equinix Inc.	2.900%	11/18/26	480	499
	ERP Operating LP	3.000%	4/15/23	1,430	1,464
	ERP Operating LP	3.375%	6/1/25	600	636
	ERP Operating LP	2.850%	11/1/26	246	258
[6]	Fastighets AB Balder	1.875%	3/14/25	300	356
	Federal Realty Investment Trust	2.750%	6/1/23	500	510
	Federal Realty Investment Trust	3.950%	1/15/24	724	759
[4]	HAT Holdings I LLC / HAT Holdings II LLC	3.375%	6/15/26	125	127
	Healthcare Realty Trust Inc.	3.875%	5/1/25	200	213
	Healthpeak Properties Inc.	3.400%	2/1/25	114	120
	Healthpeak Properties Inc.	1.350%	2/1/27	1,300	1,268
[6]	Heimstaden Bostad AB	1.125%	1/21/26	500	580
	Highwoods Realty LP	3.625%	1/15/23	170	173
	Host Hotels & Resorts LP	4.000%	6/15/25	227	241
	IIP Operating Partnership LP	5.500%	5/25/26	900	954
	Kilroy Realty LP	3.450%	12/15/24	669	702
	Kilroy Realty LP	4.375%	10/1/25	190	207
	Kimco Realty Corp.	3.500%	4/15/23	410	421
	Kimco Realty Corp.	3.125%	6/1/23	657	674
	Kimco Realty Corp.	4.450%	1/15/24	340	356
	Kimco Realty Corp.	2.700%	3/1/24	885	909

27

Short-Term Investment-Grade Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Kimco Realty Corp.	3.300%	2/1/25	1,470	1,545
[6]	Kojamo OYJ	1.500%	6/19/24	150	176
[6]	Logicor Financing Sarl	0.750%	7/15/24	200	230
[6]	Logicor Financing Sarl	2.250%	5/13/25	145	174
	MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer Inc.	5.625%	5/1/24	386	413
[4]	MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer Inc.	4.625%	6/15/25	161	172
	MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer Inc.	4.500%	9/1/26	33	35
	Mid-America Apartments LP	4.300%	10/15/23	135	141
	Mid-America Apartments LP	3.750%	6/15/24	260	274
	Mid-America Apartments LP	4.000%	11/15/25	300	325
	Mid-America Apartments LP	1.100%	9/15/26	770	745
	National Retail Properties Inc.	3.900%	6/15/24	805	851
	National Retail Properties Inc.	4.000%	11/15/25	615	667
	Office Properties Income Trust	2.650%	6/15/26	400	397
	Omega Healthcare Investors Inc.	4.375%	8/1/23	75	78
	Omega Healthcare Investors Inc.	4.950%	4/1/24	527	563
	Omega Healthcare Investors Inc.	4.500%	1/15/25	101	108
	Omega Healthcare Investors Inc.	5.250%	1/15/26	650	726
[4]	Ontario Teachers' Cadillac Fairview Properties Trust	3.125%	3/20/22	1,326	1,330
[4]	Ontario Teachers' Cadillac Fairview Properties Trust	3.875%	3/20/27	200	219
	Public Storage	1.500%	11/9/26	675	675
[4]	Realogy Group LLC / Realogy Co-issuer Corp.	7.625%	6/15/25	35	37
	Realty Income Corp.	4.600%	2/6/24	1,305	1,388
	Realty Income Corp.	3.875%	7/15/24	235	249
	Realty Income Corp.	3.875%	4/15/25	745	802
	Realty Income Corp.	4.625%	11/1/25	2,275	2,523
	Realty Income Corp.	0.750%	3/15/26	330	318
	Realty Income Corp.	4.875%	6/1/26	3,080	3,472
	Realty Income Corp.	4.125%	10/15/26	1,396	1,543
[7]	Realty Income Corp.	1.125%	7/13/27	400	524
	Regency Centers LP	3.750%	6/15/24	40	42
[6]	Samhallsbyggnadsbolaget i Norden AB	1.750%	1/14/25	300	352
	Simon Property Group LP	2.750%	6/1/23	340	347
	Simon Property Group LP	3.750%	2/1/24	1,060	1,111
	Simon Property Group LP	2.000%	9/13/24	2,446	2,491
	Simon Property Group LP	3.375%	10/1/24	1,210	1,273
	Simon Property Group LP	3.500%	9/1/25	1,605	1,712
	Simon Property Group LP	3.300%	1/15/26	280	297
	Simon Property Group LP	1.375%	1/15/27	750	735
[4]	Uniti Group LP / Uniti Fiber Holdings Inc. / CSL Capital LLC	7.875%	2/15/25	240	250
[4]	Uniti Group LP / Uniti Group Finance Inc. / CSL Capital LLC	4.750%	4/15/28	35	35
	Ventas Realty LP	3.500%	4/15/24	1,095	1,147
	Ventas Realty LP	3.750%	5/1/24	95	99
	Ventas Realty LP	2.650%	1/15/25	390	403
	Ventas Realty LP	3.500%	2/1/25	180	190
	Vornado Realty LP	2.150%	6/1/26	400	401
[4]	Wea Finance LLC / Westfield UK & Europe Finance plc	3.750%	9/17/24	210	220
	Welltower Inc.	3.625%	3/15/24	840	883
	Welltower Inc.	4.000%	6/1/25	2,343	2,525
	Welltower Inc.	4.250%	4/1/26	195	214
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[7]	Westfield America Management Ltd.	2.125%	3/30/25	200	271
					91,208
Technology (5.1%)
	Analog Devices Inc.	2.950%	4/1/25	400	420
	Apple Inc.	3.000%	2/9/24	959	999
	Apple Inc.	3.450%	5/6/24	1,305	1,380
	Apple Inc.	2.850%	5/11/24	1,276	1,330
	Apple Inc.	2.750%	1/13/25	1,300	1,359
	Apple Inc.	3.250%	2/23/26	1,070	1,145
	Apple Inc.	2.450%	8/4/26	1,400	1,462
	Apple Inc.	2.050%	9/11/26	2,091	2,150
	Apple Inc.	3.200%	5/11/27	1,600	1,726
	Autodesk Inc.	4.375%	6/15/25	60	65
	Broadcom Corp. / Broadcom Cayman Finance Ltd.	3.625%	1/15/24	416	435
	Broadcom Corp. / Broadcom Cayman Finance Ltd.	3.125%	1/15/25	250	261
	Broadcom Inc.	3.625%	10/15/24	2,886	3,053
	Broadcom Inc.	4.700%	4/15/25	1,800	1,968
	Broadcom Inc.	3.150%	11/15/25	1,260	1,323
	Broadcom Inc.	4.250%	4/15/26	2,550	2,788
	Broadcom Inc.	3.459%	9/15/26	830	884
	CDW LLC / CDW Finance Corp.	4.125%	5/1/25	100	103
	Citrix Systems Inc.	1.250%	3/1/26	595	579
[4]	Clarivate Science Holdings Corp.	3.875%	7/1/28	125	126
[4]	CommScope Inc.	6.000%	3/1/26	75	78
[4]	CommScope Inc.	7.125%	7/1/28	58	57
[4]	CommScope Inc.	4.750%	9/1/29	65	65
[4]	CommScope Technologies Finance LLC	6.000%	6/15/25	90	90
	Dell International LLC / EMC Corp.	5.450%	6/15/23	220	232
	Dell International LLC / EMC Corp.	4.000%	7/15/24	845	897
	Dell International LLC / EMC Corp.	5.850%	7/15/25	2,060	2,337
	Dell International LLC / EMC Corp.	6.020%	6/15/26	5,720	6,628
	Dell International LLC / EMC Corp.	4.900%	10/1/26	560	631
[6]	DXC Technology Co.	1.750%	1/15/26	285	336
	DXC Technology Co.	1.800%	9/15/26	1,800	1,783
[4]	Entegris Inc.	4.375%	4/15/28	60	62
[4]	Entegris Inc.	3.625%	5/1/29	65	66
	Equifax Inc.	2.600%	12/1/24	2,401	2,485
	Equifax Inc.	2.600%	12/15/25	1,200	1,243
[4]	Fair Isaac Corp.	4.000%	6/15/28	75	77
	Fidelity National Information Services Inc.	0.600%	3/1/24	940	926
	Fiserv Inc.	3.800%	10/1/23	585	612
	Fiserv Inc.	2.750%	7/1/24	5,290	5,471
	Fiserv Inc.	3.200%	7/1/26	1,480	1,567
	Global Payments Inc.	1.500%	11/15/24	990	990
	Global Payments Inc.	1.200%	3/1/26	1,592	1,549
	Global Payments Inc.	2.150%	1/15/27	2,170	2,180
	Hewlett Packard Enterprise Co.	4.400%	10/15/22	1,150	1,176
	Hewlett Packard Enterprise Co.	4.900%	10/15/25	650	721
	HP Inc.	2.200%	6/17/25	2,670	2,729
[4]	HP Inc.	1.450%	6/17/26	2,600	2,558
	Intel Corp.	3.700%	7/29/25	300	324
	Intel Corp.	3.750%	3/25/27	150	165
	International Business Machines Corp.	3.625%	2/12/24	1,800	1,897
	International Business Machines Corp.	3.000%	5/15/24	1,595	1,666
	International Business Machines Corp.	3.300%	5/15/26	3,420	3,661
	Juniper Networks Inc.	1.200%	12/10/25	1,660	1,635

28

Short-Term Investment-Grade Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Marvell Technology Inc.	4.200%	6/22/23	750	780
[4]	Nielsen Finance LLC / Nielsen Finance Co.	5.625%	10/1/28	50	52
[4]	NXP BV / NXP Funding LLC	4.625%	6/1/23	700	733
[4]	NXP BV / NXP Funding LLC	4.875%	3/1/24	2,360	2,535
[4]	NXP BV / NXP Funding LLC	5.350%	3/1/26	520	588
	Oracle Corp.	2.625%	2/15/23	1,559	1,587
	Oracle Corp.	3.625%	7/15/23	150	156
	Oracle Corp.	2.400%	9/15/23	3,577	3,648
	Oracle Corp.	3.400%	7/8/24	1,035	1,083
	Oracle Corp.	2.950%	11/15/24	1,395	1,451
	Oracle Corp.	2.500%	4/1/25	3,813	3,906
	Oracle Corp.	2.950%	5/15/25	400	415
	Oracle Corp.	1.650%	3/25/26	4,110	4,076
	Oracle Corp.	2.650%	7/15/26	2,702	2,780
[4]	Qorvo Inc.	1.750%	12/15/24	440	440
	QUALCOMM Inc.	3.250%	5/20/27	950	1,026
	Roper Technologies Inc.	3.800%	12/15/26	240	263
[4]	Sabre GLBL Inc.	7.375%	9/1/25	103	107
	Skyworks Solutions Inc.	0.900%	6/1/23	340	338
	Skyworks Solutions Inc.	1.800%	6/1/26	7,875	7,800
[4]	SS&C Technologies Inc.	5.500%	9/30/27	210	220
	Verisk Analytics Inc.	4.000%	6/15/25	1,380	1,486
	Visa Inc.	3.150%	12/14/25	1,200	1,281
	VMware Inc.	2.950%	8/21/22	1,833	1,857
	VMware Inc.	0.600%	8/15/23	1,000	993
	VMware Inc.	4.500%	5/15/25	4,554	4,965
	VMware Inc.	1.400%	8/15/26	2,460	2,420
	Western Digital Corp.	4.750%	2/15/26	375	410
					117,846
Utilities (3.9%)
	AEP Transmission Co. LLC	3.100%	12/1/26	410	433
	Ameren Corp.	2.500%	9/15/24	1,060	1,089
	Ameren Corp.	3.650%	2/15/26	260	277
	Ameren Corp.	1.950%	3/15/27	520	522
	Ameren Illinois Co.	3.250%	3/1/25	340	357
	American Electric Power Co. Inc.	1.000%	11/1/25	325	318
	Atmos Energy Corp.	0.625%	3/9/23	1,190	1,187
[5,8]	Australian Gas Networks Ltd., 3M Australian Bank Bill Rate + 0.400%	0.468%	7/1/24	500	358
	Baltimore Gas and Electric Co.	3.350%	7/1/23	110	113
	Black Hills Corp.	1.037%	8/23/24	1,000	990
[6]	Cadent Finance plc	0.625%	9/22/24	430	496
[4]	Calpine Corp.	4.500%	2/15/28	220	228
	CenterPoint Energy Inc.	3.850%	2/1/24	33	35
	CenterPoint Energy Inc.	2.500%	9/1/24	380	391
	CenterPoint Energy Inc.	1.450%	6/1/26	1,360	1,337
	CenterPoint Energy Resources Corp.	0.700%	3/2/23	960	956
	Commonwealth Edison Co.	3.100%	11/1/24	170	178
	Consolidated Edison Inc.	0.650%	12/1/23	1,340	1,330
[8]	DBNGP Finance Co. Pty Ltd.	4.225%	5/28/25	240	185
	Dominion Energy Inc.	3.300%	3/15/25	1,540	1,616
	Dominion Energy Inc.	1.450%	4/15/26	1,768	1,750
[5]	Dominion Energy Inc., 3M USD LIBOR + 0.530%	0.733%	9/15/23	1,100	1,100
	DTE Electric Co.	3.375%	3/1/25	10	11
	DTE Energy Co.	2.250%	11/1/22	1,295	1,311
	DTE Energy Co.	1.050%	6/1/25	1,125	1,104
	Duke Energy Carolinas NC Storm Funding LLC	1.679%	7/1/31	270	271
	Duke Energy Corp.	3.227%	3/11/22	8,375	8,418
	Duke Energy Corp.	3.750%	4/15/24	250	263
	Duke Energy Corp.	0.900%	9/15/25	1,435	1,395
	Duke Energy Ohio Inc.	3.800%	9/1/23	380	395
	Duke Energy Progress LLC	3.250%	8/15/25	300	318
[7]	E.ON International Finance BV	5.625%	12/6/23	100	146
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[4]	East Ohio Gas Co.	1.300%	6/15/25	285	281
	Eastern Energy Gas Holdings LLC	3.550%	11/1/23	300	312
	Eastern Energy Gas Holdings LLC	2.500%	11/15/24	170	176
	Eastern Energy Gas Holdings LLC	3.600%	12/15/24	444	472
[4]	Electricite de France SA	4.500%	9/21/28	200	226
	Emera US Finance LP	0.833%	6/15/24	200	196
[6]	Enel Finance International NV	1.500%	7/21/25	285	339
[4]	Enel Finance International NV	1.375%	7/12/26	1,500	1,464
[4]	Engie SA	2.875%	10/10/22	275	279
	Entergy Arkansas LLC	3.050%	6/1/23	220	225
	Entergy Arkansas LLC	3.700%	6/1/24	320	337
	Entergy Arkansas LLC	3.500%	4/1/26	690	739
	Entergy Corp.	4.000%	7/15/22	1,260	1,275
	Entergy Corp.	0.900%	9/15/25	1,025	995
	Entergy Corp.	2.950%	9/1/26	2,670	2,793
	Entergy Louisiana LLC	4.050%	9/1/23	360	375
	Entergy Louisiana LLC	0.620%	11/17/23	1,045	1,037
	Entergy Louisiana LLC	0.950%	10/1/24	540	536
	Entergy Louisiana LLC	2.400%	10/1/26	1,200	1,230
[5,8]	ETSA Utilities Finance Pty Ltd., 3M Australian Bank Bill Rate + 1.040%	1.102%	12/13/23	200	147
	Evergy Inc.	2.450%	9/15/24	1,500	1,538
	Evergy Kansas Central Inc.	2.550%	7/1/26	477	494
	Eversource Energy	0.800%	8/15/25	405	393
	Exelon Corp.	3.950%	6/15/25	715	766
	FirstEnergy Corp.	2.050%	3/1/25	165	164
	FirstEnergy Corp.	1.600%	1/15/26	240	233
	FirstEnergy Corp.	4.400%	7/15/27	115	124
	Florida Power & Light Co.	2.850%	4/1/25	540	565
	Georgia Power Co.	2.200%	9/15/24	820	838
[6]	IE2 Holdco SAU	2.375%	11/27/23	600	708
[6]	IE2 Holdco SAU	2.875%	6/1/26	300	371
	ITC Holdings Corp.	2.700%	11/15/22	750	762
	ITC Holdings Corp.	3.250%	6/30/26	300	317
	Korea Midland Power Co. Ltd	2.375%	7/22/22	304	307
	Korea Midland Power Co. Ltd.	3.375%	1/22/22	937	938
	MidAmerican Energy Co.	3.700%	9/15/23	130	135
	National Fuel Gas Co.	5.500%	1/15/26	295	331
[6]	National Grid Electricity Transmission plc	0.190%	1/20/25	393	448
	National Rural Utilities Cooperative Finance Corp.	2.700%	2/15/23	300	306
	National Rural Utilities Cooperative Finance Corp.	2.950%	2/7/24	25	26
	NextEra Energy Capital Holdings Inc.	0.650%	3/1/23	2,790	2,784
	NextEra Energy Capital Holdings Inc.	1.875%	1/15/27	800	805
[4]	NextEra Energy Operating Partners LP	4.500%	9/15/27	275	297
[4]	NRG Energy Inc.	2.000%	12/2/25	628	632
	NRG Energy Inc.	6.625%	1/15/27	47	49
	NSTAR Electric Co.	3.250%	11/15/25	290	306
	NSTAR Electric Co.	3.200%	5/15/27	1,260	1,346
	NTPC Ltd.	4.375%	11/26/24	200	213
	Oncor Electric Delivery Co. LLC	2.750%	6/1/24	1,425	1,477
	Oncor Electric Delivery Co. LLC	2.950%	4/1/25	390	407
	Oncor Electric Delivery Co. LLC	0.550%	10/1/25	310	299
	ONE Gas Inc.	0.850%	3/11/23	730	728
	Pacific Gas and Electric Co.	3.500%	6/15/25	515	533
	Pacific Gas and Electric Co.	3.450%	7/1/25	475	493
	Pacific Gas and Electric Co.	3.150%	1/1/26	2,922	2,992
	Pacific Gas and Electric Co.	2.100%	8/1/27	386	373
	PacifiCorp	3.600%	4/1/24	525	550

29

Short-Term Investment-Grade Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[4]	Pattern Energy Operations LP / Pattern Energy Operations Inc.	4.500%	8/15/28	70	73
	PECO Energy Co.	3.150%	10/15/25	115	122
	Potomac Electric Power Co.	3.600%	3/15/24	340	356
	Public Service Electric and Gas Co.	3.000%	5/15/25	275	287
	Public Service Enterprise Group Inc.	2.875%	6/15/24	2,040	2,112
	Public Service Enterprise Group Inc.	0.800%	8/15/25	885	862
	Puget Energy Inc.	5.625%	7/15/22	1,175	1,191
	Puget Energy Inc.	3.650%	5/15/25	393	416
	Southern California Edison Co.	0.700%	4/3/23	870	867
	Southern California Edison Co.	3.700%	8/1/25	400	427
	Southern California Edison Co.	1.200%	2/1/26	200	196
	Southern California Gas Co.	2.600%	6/15/26	560	583
	Southern Co. Gas Capital Corp.	2.450%	10/1/23	155	158
	Southern Co. Gas Capital Corp.	3.250%	6/15/26	100	106
	Southern Power Co.	0.900%	1/15/26	300	290
	Southwestern Electric Power Co.	1.650%	3/15/26	1,030	1,024
	Southwestern Public Service Co.	3.300%	6/15/24	1,410	1,469
	State Grid Overseas Investment 2014 Ltd.	4.125%	5/7/24	250	267
	State Grid Overseas Investment BVI Ltd.	2.750%	5/4/22	692	696
	State Grid Overseas Investment BVI Ltd.	3.750%	5/2/23	310	321
	Union Electric Co.	2.950%	6/15/27	365	385
[8]	United Energy Distribution Pty Ltd.	3.500%	9/12/23	190	142
[8]	United Energy Distribution Pty Ltd.	3.850%	10/23/24	800	616
[5,8]	Victoria Power Networks Finance Pty Ltd., 3M Australian Bank Bill Rate + 0.280%	0.305%	1/15/22	1,810	1,315
[5,8]	Victoria Power Networks Finance Pty Ltd., 3M Australian Bank Bill Rate + 0.500%	0.548%	8/23/24	900	655
	Virginia Electric and Power Co.	2.750%	3/15/23	145	148
	Virginia Electric and Power Co.	3.450%	2/15/24	525	547
	Virginia Electric and Power Co.	3.100%	5/15/25	300	315
	Virginia Electric and Power Co.	2.950%	11/15/26	1,330	1,404
	Virginia Electric and Power Co.	3.500%	3/15/27	800	865
[4]	Vistra Operations Co. LLC	5.500%	9/1/26	680	700
[4]	Vistra Operations Co. LLC	5.625%	2/15/27	110	114
[4]	Vistra Operations Co. LLC	5.000%	7/31/27	40	42
	WEC Energy Group Inc.	0.550%	9/15/23	1,835	1,821
	WEC Energy Group Inc.	0.800%	3/15/24	1,450	1,436
[7]	Western Power Distribution plc	3.625%	11/6/23	428	602
	Xcel Energy Inc.	1.750%	3/15/27	900	894
					90,184
Total Corporate Bonds (Cost $1,768,740)					1,765,567
Sovereign Bonds (2.9%)
	APICORP Sukuk Ltd.	3.141%	11/1/22	690	706
[4]	Arab Petroleum Investments Corp.	4.125%	9/18/23	442	467
[4]	Banque Ouest Africaine de Developpement	5.000%	7/27/27	230	254
[4]	CDP Financial Inc.	3.150%	7/24/24	670	706
	Corp. Andina de Fomento	4.375%	6/15/22	678	689
	Corp. Andina de Fomento	2.375%	5/12/23	660	672
	Corp. Andina de Fomento	1.250%	10/26/24	2,292	2,281
	Corp. Andina de Fomento	1.625%	9/23/25	1,665	1,662
[4]	Corp. Financiera de Desarrollo SA	4.750%	2/8/22	350	350
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[4]	Corp. Financiera de Desarrollo SA	2.400%	9/28/27	50	49
	Dominican Republic	6.600%	1/28/24	185	201
[3]	Dominican Republic	5.875%	4/18/24	236	247
	Federative Republic of Brazil	3.875%	6/12/30	376	365
	Federative Republic of Brazil	4.750%	1/14/50	200	178
	Fondo MIVIVIENDA SA	3.500%	1/31/23	1,105	1,127
[4]	Government of Bermuda	4.138%	1/3/23	200	206
	Kingdom of Morocco	4.250%	12/11/22	1,009	1,034
[4,6]	Kingdom of Morocco	1.375%	3/30/26	895	1,023
[6]	Kingdom of Morocco	1.375%	3/30/26	200	229
	Kingdom of Saudi Arabia	4.000%	4/17/25	997	1,075
	Korea Development Bank	3.250%	2/19/24	295	309
	Korea Hydro & Nuclear Power Co. Ltd.	3.000%	9/19/22	200	203
[4]	Korea National Oil Corp.	2.875%	3/27/22	400	402
	Korea National Oil Corp.	0.875%	10/5/25	600	585
	KSA Sukuk Ltd.	2.894%	4/20/22	3,323	3,349
	Kuwait	2.750%	3/20/22	939	944
[6]	MFB Magyar Fejlesztesi Bank Zrt	1.375%	6/24/25	541	638
	Perusahaan Penerbit SBSN Indonesia III	3.400%	3/29/22	661	665
	Perusahaan Penerbit SBSN Indonesia III	3.300%	11/21/22	200	205
	Province of Nova Scotia	8.250%	7/30/22	315	328
[6]	Republic of Chile	0.100%	1/26/27	570	636
	Republic of Chile	3.240%	2/6/28	252	265
[6]	Republic of Chile	0.555%	1/21/29	356	401
	Republic of Chile	2.550%	7/27/33	431	419
	Republic of Colombia	2.625%	3/15/23	3,009	3,031
	Republic of Colombia	4.000%	2/26/24	6,720	6,935
	Republic of Colombia	4.500%	1/28/26	625	655
	Republic of Croatia	5.500%	4/4/23	1,988	2,101
	Republic of Guatemala	5.750%	6/6/22	1,100	1,120
	Republic of Hungary	5.375%	2/21/23	4,041	4,246
	Republic of Hungary	5.750%	11/22/23	2,337	2,536
	Republic of Hungary	5.375%	3/25/24	1,218	1,324
[6]	Republic of Hungary	1.125%	4/28/26	1,000	1,181
[4]	Republic of Indonesia	3.700%	1/8/22	400	400
[6]	Republic of Korea	0.010%	10/15/26	257	292
	Republic of Lithuania	6.625%	2/1/22	880	885
	Republic of Panama	4.000%	9/22/24	3,187	3,386
	Republic of Panama	3.750%	3/16/25	2,248	2,382
	Republic of Panama	7.125%	1/29/26	218	262
	Republic of Paraguay	4.625%	1/25/23	1,444	1,497
	Republic of Paraguay	5.000%	4/15/26	400	445
	Republic of Peru	7.350%	7/21/25	1,072	1,277
	Republic of Peru	2.392%	1/23/26	113	115
[6]	Republic of Philippines	0.010%	2/3/23	1,199	1,363
[6]	Republic of Philippines	0.250%	4/28/25	660	748
[6]	Republic of Serbia	3.125%	5/15/27	1,764	2,139
	Republic of Slovenia	5.500%	10/26/22	280	292
[4]	Republic of Slovenia	5.250%	2/18/24	300	326
	Republic of Uzbekistan	4.750%	2/20/24	260	271
	Romania	4.375%	8/22/23	370	389
	Romania	4.875%	1/22/24	224	239
[6]	Romania	2.750%	2/26/26	311	380
[6]	Romania	2.000%	12/8/26	806	962
[6]	Romania	2.500%	2/8/30	196	225
[4,6]	Romania	2.000%	4/14/33	235	243
	Sharjah Sukuk Program Ltd.	3.854%	4/3/26	569	602
	Sharjah Sukuk Program Ltd.	2.942%	6/10/27	267	269
	State of Qatar	4.500%	1/20/22	719	720
	State of Qatar	3.375%	3/14/24	200	210
	State of Qatar	3.400%	4/16/25	534	567
	United Mexican States	4.750%	4/27/32	430	486
Total Sovereign Bonds (Cost $67,367)					67,371

30

Short-Term Investment-Grade Portfolio
			Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Taxable Municipal Bonds (0.0%)
[17]	New Jersey Economic Development Authority Appropriations Revenue		7.425%	2/15/29	425	534
[5]	New Mexico Educational Assistance Foundation Student Loan Revenue, 1M USD LIBOR + 0.700%		0.799%	1/2/25	56	56
	New York Transportation Development Corp. Miscellaneous Revenue		4.248%	9/1/35	175	191
Total Taxable Municipal Bonds (Cost $753)						781
					Shares
Common Stocks (0.1%)
Exchange-Traded Fund (0.1%)
[18]	Vanguard Short-Term Corporate Bond ETF (Cost $2,608)				32,236	2,620
			Coupon
Temporary Cash Investments (2.7%)
Money Market Fund (2.7%)
[19]	Vanguard Market Liquidity Fund (Cost $62,038)		0.090%		620,398	62,033
		Counterparty	Expiration Date	Exercise Rate	Notional Amount on Underlying Swap ($000)
Options Purchased (0.0%)
Over-the-Counter Swaptions (0.0%)
Call Swaptions
	2-Year Interest Rate Swap, Pays 3M USD LIBOR Quarterly, Receives 0.603% Semiannually	NGFP	1/13/23	0.603%	19,049	19
	2-Year Interest Rate Swap, Pays 3M USD LIBOR Quarterly, Receives 0.608% Semiannually	CITNA	1/17/23	0.608%	19,102	19
	2-Year Interest Rate Swap, Pays 3M USD LIBOR Quarterly, Receives 0.603% Semiannually	BNPSW	2/3/23	0.603%	19,119	20
	2-Year Interest Rate Swap, Pays 3M USD LIBOR Quarterly, Receives 0.630% Semiannually	MSCS	2/3/23	0.630%	19,119	21
						79
Put Swaptions
	5-Year CDX-NA-IG-S37-V1, Credit Protection Purchased, Pays 1.000% Quarterly	GSI	3/16/22	0.625%	15,720	15
	Counterparty	Expiration Date	Exercise Rate	Notional Amount on Underlying Swap ($000)	Market Value• ($000)
5-Year CDX-NA-HY-S37-V1, Credit Protection Purchased, Pays 5.000% Quarterly	GSI	1/19/22	1.065%	1,570	2
					17
Total Options Purchased (Cost $379)					96
Total Investments (101.0%) (Cost $2,312,969)					2,311,157
Other Assets and Liabilities—Net (-1.0%)					(23,513)
Net Assets (100%)					2,287,644
Cost is in $000.
•	See Note A in Notes to Financial Statements.
1	Securities with a value of $588,000 have been segregated as initial margin for open centrally cleared swap contracts.
2	Securities with a value of $1,316,000 have been segregated as initial margin for open futures contracts.
3	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
4	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2021, the aggregate value was $276,191,000, representing 12.1% of net assets.
5	Variable-rate security; rate shown is effective rate at period end. Certain variable-rate securities are not based on a published reference rate and spread but are determined by the issuer or agent based on current market conditions.
6	Face amount denominated in euro.
7	Face amount denominated in British pounds.
8	Face amount denominated in Australian dollars.
9	Guaranteed by the Republic of Azerbaijan.
10	Guaranteed by multiple countries.
11	Face amount denominated in Canadian dollars.
12	Non-income-producing security—security in default.
13	Security value determined using significant unobservable inputs.
14	Security is a senior, secured, high-yield floating-rate loan. These loans are debt obligations issued by public and private companies and are comparable to high-yield bonds from a ratings and leverage perspective. At December 31, 2021 the aggregate value of these securities was $380,000, representing 0.0% of net assets.
15	Includes securities purchased on a when-issued or delayed-delivery basis for which the portfolio has not taken delivery as of December 31, 2021.
16	Represents an unsettled loan as of December 31, 2021. The coupon rate is not known until the settlement date.
17	Scheduled principal and interest payments are guaranteed by National Public Finance Guarantee Corp.
18	Considered an affiliated company of the portfolio as the issuer is another member of The Vanguard Group.
19	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
1M—1-month.
3M—3-month.
6M—6-month.
BNPSW—BNP Paribas.
CITNA—Citibank NA.
GSI—Goldman Sachs International.
LIBOR—London Interbank Offered Rate.
MSCS—Morgan Stanley Capital Services LLC.
NGFP—Nomura Global Financial Products Inc.
USD—U.S. dollar.

31

Short-Term Investment-Grade Portfolio

Derivative Financial Instruments Outstanding as of Period End

Options Written

	Counterparty	Expiration Date	Exercise Rate	Notional Amount on Underlying Swap ($000)	Market Value ($000)
Over-the-Counter Swaptions
Call Swaptions
5-Year CDX-NA-HY-S37-V1, Credit Protection Purchased, Pays 5.000% Quarterly	GSI	1/19/22	1.078%	1,570	(21)

Put Swaptions
5-Year CDX-NA-HY-S37-V1, Credit Protection Sold, Receives 5.000% Quarterly	GSI	1/19/22	1.078%	1,570	(4)
5-Year CDX-NA-IG-S37-V1, Credit Protection Sold, Receives 1.000% Quarterly	GSI	3/16/22	0.800%	15,720	(7)
					(11)
Total Options Written (Premiums Received $43)					(32)
GSI—Goldman Sachs International.

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
2-Year U.S. Treasury Note	March 2022	61	13,308	4
5-Year U.S. Treasury Note	March 2022	1,285	155,455	50
				54

Short Futures Contracts
10-Year U.S. Treasury Note	March 2022	(40)	(5,219)	(7)
5-Year Government of Canada Bond	March 2022	(7)	(678)	(7)
AUD 10-Year Treasury Bond	March 2022	(8)	(810)	(1)
AUD 3-Year Treasury Bond	March 2022	(31)	(2,575)	(8)
Euro-Bobl	March 2022	(188)	(28,518)	210
Euro-Bund	March 2022	(4)	(780)	12
Euro-Schatz	March 2022	(126)	(16,071)	24
Long Gilt	March 2022	(30)	(5,072)	(10)
Long U.S. Treasury Bond	March 2022	(2)	(321)	(3)
Ultra 10-Year U.S. Treasury Note	March 2022	(10)	(1,464)	(11)
Ultra Long U.S. Treasury Bond	March 2022	(2)	(394)	(6)
				193
				247

Forward Currency Contracts
	Contract Settlement Date	Contract Amount (000)				Unrealized Appreciation ($000)	Unrealized Depreciation ($000)
Counterparty			Receive		Deliver
State Street Bank & Trust Co.	1/14/22	AUD	3,342	USD	2,385	46	—
Toronto-Dominion Bank	1/14/22	AUD	1,533	USD	1,092	24	—
Morgan Stanley Capital Services Inc.	1/14/22	CAD	3	USD	3	—	—
UBS AG	1/14/22	EUR	2,145	USD	2,426	16	—
JPMorgan Chase Bank, N.A.	1/14/22	EUR	643	USD	729	4	—
Standard Chartered Bank	1/14/22	EUR	315	USD	357	2	—
State Street Bank & Trust Co.	1/14/22	GBP	100	USD	133	2	—
32

Short-Term Investment-Grade Portfolio
Forward Currency Contracts (continued)
	Contract Settlement Date	Contract Amount (000)				Unrealized Appreciation ($000)	Unrealized Depreciation ($000)
Counterparty			Receive		Deliver
Morgan Stanley Capital Services Inc.	1/14/22	GBP	87	USD	118	—	—
JPMorgan Chase Bank, N.A.	3/15/22	USD	26,044	AUD	36,346	—	(405)
State Street Bank & Trust Co.	1/14/22	USD	1,357	CAD	1,741	—	(19)
State Street Bank & Trust Co.	1/14/22	USD	30,424	EUR	26,930	—	(245)
Morgan Stanley Capital Services Inc.	1/14/22	USD	25,752	EUR	22,811	—	(226)
Royal Bank of Canada	1/14/22	USD	2,873	EUR	2,535	—	(14)
HSBC Bank USA, N.A.	1/14/22	USD	1,698	EUR	1,500	—	(10)
Toronto-Dominion Bank	1/14/22	USD	15,374	GBP	11,591	—	(315)
State Street Bank & Trust Co.	1/14/22	USD	4	JPY	471	—	—
						94	(1,234)
AUD—Australian dollar.
CAD—Canadian dollar.
EUR—euro.
GBP—British pound.
JPY—Japanese yen.
USD—U.S. dollar.

Centrally Cleared Credit Default Swaps
Reference Entity	Termination Date	Notional Amount (000)		Periodic Premium Received (Paid)[1] (%)	Value ($000)	Unrealized Appreciation (Depreciation) ($000)
Credit Protection Sold
CDX-NA-IG-S37-V1	12/21/24	USD	3,945	1.000	85	(4)
CDX-NA-IG-S37-V1	12/22/26	USD	24,530	1.000	603	55
					688	51

Credit Protection Purchased
CDX-NA-HY-S37-V1	12/22/26	USD	1,135	(5.000)	(106)	2
					582	53
1 Periodic premium received/paid quarterly.
USD—U.S. dollar.

Over-the-Counter Credit Default Swaps
Reference Entity	Termination Date	Counterparty	Notional Amount ($000)	Periodic Premium Received (Paid)[1] (%)	Value ($000)	Remaining Up-Front Premium Paid (Received) ($000)	Unrealized Appreciation ($000)	Unrealized Depreciation ($000)
Credit Protection Sold/Moody's Rating
Ally Financial Inc./Baa3	12/23/25	GSI	100	1.000	1	1	—	—
American Express Co./A3	12/23/25	GSI	100	1.000	3	3	—	—
American International Group Inc./Baa2	12/23/25	GSI	100	1.000	2	1	1	—
AT&T Inc./Baa2	12/21/23	BARC	6,560	1.000	77	78	—	(1)
Berkshire Hathaway Inc./Aa2	6/21/22	BARC	835	1.000	4	1	3	—
Berkshire Hathaway Inc./Aa2	12/21/22	BARC	415	1.000	4	1	3	—
Boeing Co./Baa2	6/21/24	GSI	635	1.000	5	8	—	(3)
Boeing Co./Baa2	12/23/25	GSI	100	1.000	1	—	1	—
Chubb INA Holdings Inc./A3	12/23/25	GSI	100	1.000	3	3	—	—
Comcast Corp./A3	12/23/25	GSI	100	1.000	2	2	—	—
33

Short-Term Investment-Grade Portfolio
Over-the-Counter Credit Default Swaps (continued)
Reference Entity	Termination Date	Counterparty	Notional Amount ($000)	Periodic Premium Received (Paid)[1] (%)	Value ($000)	Remaining Up-Front Premium Paid (Received) ($000)	Unrealized Appreciation ($000)	Unrealized Depreciation ($000)
CVS Health Corp./Baa2	12/23/25	GSI	100	1.000	3	2	1	—
Dominion Energy Inc./Baa2	12/23/25	GSI	100	1.000	2	2	—	—
Dow Chemical Co./Baa2	12/23/25	GSI	100	1.000	1	1	—	—
Enbridge Inc./Baa1	12/23/25	GSI	100	1.000	1	1	—	—
General Electric Co./Baa1	12/23/25	GSI	100	1.000	1	—	1	—
General Motors Co./Baa3	12/23/25	GSI	100	1.000	1	—	1	—
International Business Machines Corp./A3	12/23/25	GSI	100	1.000	2	2	—	—
Kroger Co./Baa1	12/23/25	GSI	100	1.000	3	2	1	—
Lincoln National Corp./Baa1	12/23/25	GSI	100	1.000	2	1	1	—
Lowe's Cos. Inc./Baa1	12/23/25	GSI	100	1.000	3	2	1	—
Marathon Petroleum Corp./Baa2	12/23/25	GSI	100	1.000	2	1	1	—
Marsh & McLennan Cos. Inc./Baa1	12/23/25	GSI	100	1.000	4	3	1	—
Metlife Inc./A3	12/23/25	GSI	100	1.000	3	2	1	—
Mondelez International Inc./Baa1	12/23/25	GSI	100	1.000	3	2	1	—
People’s Republic of China/A1	6/21/22	BNPSW	665	1.000	4	1	3	—
People’s Republic of China/A1	6/21/24	GSI	295	1.000	6	3	3	—
Prudential Financial Inc./A3	12/23/25	GSI	100	1.000	3	2	1	—
Republic of Chile/A1	12/22/26	BANA	140	1.000	2	1	1	—
Republic of Chile/A1	12/22/26	BARC	300	1.000	4	2	2	—
Republic of Chile/A1	12/22/26	GSI	1,005	1.000	14	5	9	—
Republic of Chile/A1	12/22/26	JPMC	345	1.000	5	2	3	—
Republic of Chile/A1	12/22/26	MSCS	550	1.000	8	4	4	—
Republic of Indonesia/Baa2	6/23/26	MSCS	840	1.000	12	4	8	—
Republic of Indonesia/Baa2	12/22/26	BARC	205	1.000	3	2	1	—
Republic of Indonesia/Baa2	12/22/26	BNPSW	265	1.000	3	2	1	—
Russian Federation/Baa3	12/22/26	BANA	640	1.000	(7)	4	—	(11)
Simon Property Group LP/A3	12/23/25	GSI	100	1.000	2	1	1	—
UnitedHealth Group Inc./A3	12/23/25	GSI	100	1.000	3	3	—	—
Verizon Communications Inc./Baa1	12/21/22	GSI	835	1.000	6	3	3	—
Verizon Communications Inc./Baa1	12/23/25	GSI	100	1.000	2	2	—	—
					203	160	58	(15)

34

Short-Term Investment-Grade Portfolio
Over-the-Counter Credit Default Swaps (continued)
Reference Entity	Termination Date	Counterparty	Notional Amount ($000)	Periodic Premium Received (Paid)[1] (%)	Value ($000)	Remaining Up-Front Premium Paid (Received) ($000)	Unrealized Appreciation ($000)	Unrealized Depreciation ($000)
Credit Protection Purchased
Bank of China Ltd.	6/21/22	BNPSW	665	(1.000)	(3)	—	—	(3)
Bank of China Ltd.	6/21/23	BNPSW	515	(1.000)	(6)	(2)	—	(4)
Boeing Co.	12/21/24	JPMC	310	(1.000)	(2)	16	—	(18)
Deutsche Bank AG	12/21/22	JPMC	500	(1.000)	(4)	(1)	—	(3)
Federative Republic of Brazil	12/22/26	MSCS	915	(1.000)	43	44	—	(1)
McDonald’s Corp.	6/22/22	GSI	675	(1.000)	(3)	(2)	—	(1)
Republic of Colombia	12/22/26	MSCS	330	(1.000)	16	7	9	—
State of Qatar	6/21/22	CITNA	50	(1.000)	—	—	—	—
					41	62	9	(30)
					244	222	67	(45)
1	Periodic premium received/paid quarterly.
BANA—Bank of America, N.A.
BARC—Barclays Bank plc.
BNPSW—BNP Paribas.
CITNA—Citibank NA.
GSI—Goldman Sachs International.
JPMC—JPMorgan Chase Bank, N.A.
MSCS—Morgan Stanley Capital Services LLC.
The notional amount represents the maximum potential amount the fund could be required to pay as a seller of credit protection if the reference entity was subject to a credit event.
At December 31, 2021, the counterparties had deposited in segregated accounts securities with a value of $17,000 and cash of $140,000 in connection with open forward currency contracts and open over-the-counter swap contracts.
See accompanying Notes, which are an integral part of the Financial Statements.
35

Short-Term Investment-Grade Portfolio
Statement of Assets and Liabilities
As of December 31, 2021
($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $2,248,323)	2,246,504
Affiliated Issuers (Cost $64,646)	64,653
Total Investments in Securities	2,311,157
Investment in Vanguard	77
Cash	52
Foreign Currency, at Value (Cost $585)	591
Receivables for Investment Securities Sold	72,904
Receivables for Accrued Income	13,355
Receivables for Capital Shares Issued	2,115
Swap Premiums Paid	227
Variation Margin Receivable—Futures Contracts	77
Variation Margin Receivable—Centrally Cleared Swap Contracts	4
Unrealized Appreciation—Forward Currency Contracts	94
Unrealized Appreciation—Over-the-Counter Swap Contracts	67
Total Assets	2,400,720
Liabilities
Payables for Investment Securities Purchased	109,678
Payables for Capital Shares Redeemed	1,942
Payables to Vanguard	140
Options Written, at Value (Premiums Received $43)	32
Swap Premiums Received	5
Unrealized Depreciation—Forward Currency Contracts	1,234
Unrealized Depreciation—Over-the-Counter Swap Contracts	45
Total Liabilities	113,076
Net Assets	2,287,644
At December 31, 2021, net assets consisted of:

Paid-in Capital	2,236,807
Total Distributable Earnings (Loss)	50,837
Net Assets	2,287,644

Net Assets
Applicable to 212,131,329 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	2,287,644
Net Asset Value Per Share	$10.78

See accompanying Notes, which are an integral part of the Financial Statements.
36

Short-Term Investment-Grade Portfolio
Statement of Operations

Year Ended December 31, 2021
($000)
Investment Income
Income
Dividends—Affiliated Issuers	42
Interest—Unaffiliated Issuers[1]	38,018
Interest—Affiliated Issuers	64
Total Income	38,124
Expenses
The Vanguard Group—Note B
Investment Advisory Services	210
Management and Administrative	2,703
Marketing and Distribution	179
Custodian Fees	72
Auditing Fees	34
Shareholders’ Reports	14
Trustees’ Fees and Expenses	1
Total Expenses	3,213
Net Investment Income	34,911
Realized Net Gain (Loss)
Investment Securities Sold—Unaffiliated Issuers	19,544
Investment Securities Sold—Affiliated Issuers	—
Futures Contracts	379
Options Purchased	(120)
Options Written	160
Swap Contracts	428
Forward Currency Contracts	6,192
Foreign Currencies	(967)
Capital Gains Distributions Received – Affiliated Issuers	7
Realized Net Gain (Loss)	25,623
Change in Unrealized Appreciation (Depreciation)
Investment Securities—Unaffiliated Issuers	(71,122)
Investment Securities—Affiliated Issuers	(69)
Futures Contracts	146
Options Purchased	(257)
Options Written	(11)
Swap Contracts	200
Forward Currency Contracts	1,301
Foreign Currencies	(41)
Change in Unrealized Appreciation (Depreciation)	(69,853)
Net Increase (Decrease) in Net Assets Resulting from Operations	(9,319)
1	Interest is net of foreign withholding taxes of $3,000.

Statement of Changes in Net Assets

	Year Ended December 31,
	2021 ($000)	2020 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	34,911	46,089
Realized Net Gain (Loss)	25,623	22,621
Change in Unrealized Appreciation (Depreciation)	(69,853)	38,325
Net Increase (Decrease) in Net Assets Resulting from Operations	(9,319)	107,035
Distributions
Total Distributions	(58,920)	(51,983)
Capital Share Transactions
Issued	600,620	835,630
Issued in Lieu of Cash Distributions	58,667	51,983
Redeemed	(537,274)	(615,413)
Net Increase (Decrease) from Capital Share Transactions	122,013	272,200
Total Increase (Decrease)	53,774	327,252
Net Assets
Beginning of Period	2,233,870	1,906,618
End of Period	2,287,644	2,233,870

See accompanying Notes, which are an integral part of the Financial Statements.
37

Short-Term Investment-Grade Portfolio
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended December 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$11.12	$10.84	$10.54	$10.63	$10.63
Investment Operations
Net Investment Income[1]	.166	.238	.302	.284	.224
Net Realized and Unrealized Gain (Loss) on Investments	(.216)	.336	.287	(.187)	.005
Total from Investment Operations	(.050)	.574	.589	.097	.229
Distributions
Dividends from Net Investment Income	(.233)	(.294)	(.289)	(.187)	(.211)
Distributions from Realized Capital Gains	(.057)	—	—	—	(.018)
Total Distributions	(.290)	(.294)	(.289)	(.187)	(.229)
Net Asset Value, End of Period	$10.78	$11.12	$10.84	$10.54	$10.63
Total Return	-0.45%	5.49%	5.69%	0.94%	2.19%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,288	$2,234	$1,907	$1,683	$1,604
Ratio of Total Expenses to Average Net Assets	0.14%	0.14%	0.14%	0.14%	0.16%
Ratio of Net Investment Income to Average Net Assets	1.52%	2.18%	2.83%	2.72%	2.11%
Portfolio Turnover Rate	78%[2]	89%[2]	67%[2]	78%	83%
1	Calculated based on average shares outstanding.
2	Includes 5%, 7% and 1%, respectively, attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.
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Short-Term Investment-Grade Portfolio
Notes to Financial Statements
The Short-Term Investment-Grade Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. Certain of the portfolio’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the portfolio and thus portfolio performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral, as furnished by independent pricing services. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees.
2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the portfolio’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
3. Futures Contracts: The portfolio uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the portfolio trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended December 31, 2021, the portfolio’s average investments in long and short futures contracts represented 9% and 3% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
4. Forward Currency Contracts: The portfolio enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The portfolio’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The portfolio mitigates its counterparty risk by entering into forward currency
39

Short-Term Investment-Grade Portfolio
contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the portfolio cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the portfolio under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the portfolio’s net assets decline below a certain level, triggering a payment by the portfolio if the portfolio is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the portfolio has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on forward currency contracts.
During the year ended December 31, 2021, the portfolio’s average investment in forward currency contracts represented 5% of net assets, based on the average of the notional amounts at each quarter-end during the period.
5. Swaptions: The portfolio invests in options on swaps, which are transacted over-the-counter (OTC) and not on an exchange. The portfolio enters into swaptions to adjust the portfolio’s sensitivity to interest rates or to adjust its exposure to the underlying investments. The portfolio may purchase a swaption from a counterparty whereby the portfolio has the right to enter into a swap in which the portfolio will pay either a fixed percentage rate or a floating rate, which is reset periodically based on short-term interest rates, and receive a different floating rate, each applied to a notional amount. The portfolio may also sell a swaption to a counterparty whereby the portfolio grants the counterparty the right to enter into a swap in which the portfolio will pay a floating rate and receive a fixed rate, each applied to a notional amount. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options generally are established through negotiation with the other party to the option contract. Although this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options. Credit risk involves the possibility that a counterparty may default on its obligation to pay net amounts due to the portfolio. The portfolio mitigates its counterparty risk by entering into swaptions with a diverse group of prequalified counterparties and monitoring their financial strength.
The primary risk associated with purchasing swaptions is that interest rates or the value of the underlying investments move in such a way that the swaption is out-of-the money, the position is worthless at expiration, and the portfolio loses the premium paid. The primary risk associated with selling swaptions is that interest rates or the value of the underlying investments move in such a way that the swaption is in-the-money, the counterparty exercises the swaption, and the resulting interest rate swap results in a negative cash flow to the portfolio in an amount greater than the premium received. A risk associated with all types of swaptions is the possibility that a counterparty may default on its obligations under the swaption contract.
Swaptions are valued based on market quotations received from independent pricing services or recognized dealers. The premium paid for a purchased swaption is recorded in the Statement of Assets and Liabilities as an asset and is subsequently adjusted daily based on the current market value of the swaption. The premium received for a written swaption is recorded in the Statement of Assets and Liabilities as an asset with an equal liability and is subsequently adjusted daily based on the current market value of the swaption. The notional amounts of option contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of swaptions are recorded in the Statement of Operations as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.
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Short-Term Investment-Grade Portfolio
During the year ended December 31, 2021, the portfolio’s average value of investments in swaptions purchased and swaptions written each represented less than 1% of net assets, respectively, based on the average market values at each quarter-end during the period.
6. Swap Contracts: The portfolio invests in credit default swaps to adjust the overall credit risk of the portfolio or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The portfolio may sell credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The portfolio may purchase credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.
The portfolio enters into interest rate swap transactions to adjust the portfolio’s sensitivity to changes in interest rates and maintain the ability to generate income at prevailing market rates. Under the terms of the swaps, one party pays the other either an amount that is a fixed percentage rate or a floating rate, which is reset periodically based on short-term interest rates, applied to a notional amount. In return, the counterparty agrees to pay a different floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.
The notional amounts of swap contracts are not recorded in the Statement of Assets and Liabilities. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the portfolio under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.
The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the portfolio (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the portfolio) will be significantly less than the amount paid by the portfolio and, in a physically settled swap, the portfolio may receive an illiquid debt instrument. A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the portfolio. The portfolio’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The portfolio mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the portfolio cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the portfolio under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the portfolio’s net assets decline below a certain level, triggering a payment by the portfolio if the portfolio is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the portfolio has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
The portfolio enters into centrally cleared interest rate and credit default swaps to achieve the same objectives specified with respect to the equivalent over-the-counter swaps but with less counterparty risk because a regulated clearinghouse is the counterparty instead of the clearing broker or executing broker. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance, and requires daily settlement of variation margin representing changes in the market value of each
41

Short-Term Investment-Grade Portfolio
contract. To further mitigate counterparty risk, the portfolio trades with a diverse group of prequalified executing brokers; monitors the financial strength of its clearing brokers, executing brokers, and clearinghouse; and has entered into agreements with its clearing brokers and executing brokers.
During the year ended December 31, 2021, the portfolio’s average amounts of investments in credit protection sold and credit protection purchased represented 2% and less than 1% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period. The average amount of investments in interest rate swaps represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period. The portfolio has no open interest rate swap contracts at December 31, 2021.
7. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The portfolio may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the portfolio is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The portfolio mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The portfolio may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the portfolio cannot be repledged, resold, or rehypothecated. Under an MSFTA, upon a counterparty default (including bankruptcy), the portfolio may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its MSFTA, and sell or retain any collateral held up to the net amount owed to the portfolio under the MSFTA.
8. Mortgage Dollar Rolls: The portfolio enters into mortgage-dollar-roll transactions, in which the portfolio sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The portfolio forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The portfolio accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the portfolio’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Assets and Liabilities.
9. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The portfolio’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the portfolio’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the portfolio’s financial statements.
10. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
11. Credit Facilities and Interfund Lending Program: The portfolio and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the portfolio’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the portfolio and Vanguard.
42

Short-Term Investment-Grade Portfolio
In accordance with an exemptive order (the “Order”) from the SEC, the portfolio may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the portfolio’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended December 31, 2021, the portfolio did not utilize the credit facilities or the Interfund Lending Program.
12. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
B.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the portfolio may invest up to 0.40% of its net assets as capital in Vanguard. At December 31, 2021, the portfolio had contributed to Vanguard capital in the amount of $77,000, representing less than 0.01% of the portfolio’s net assets and 0.03% of Vanguard’s capital received pursuant to the FSA. The portfolio’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.	Various inputs may be used to determine the value of the portfolio’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
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Short-Term Investment-Grade Portfolio
The following table summarizes the market value of the portfolio’s investments and derivatives as of December 31, 2021, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
U.S. Government and Agency Obligations	—	228,112	—	228,112
Asset-Backed/Commercial Mortgage-Backed Securities	—	184,577	—	184,577
Corporate Bonds	—	1,765,567	—	1,765,567
Sovereign Bonds	—	67,371	—	67,371
Taxable Municipal Bonds	—	781	—	781
Common Stocks	2,620	—	—	2,620
Temporary Cash Investments	62,033	—	—	62,033
Options Purchased	—	96	—	96
Total	64,653	2,246,504	—	2,311,157
Derivative Financial Instruments
Assets
Futures Contracts[1]	300	—	—	300
Forward Currency Contracts	—	94	—	94
Swap Contracts	57[1]	67	—	124
Total	357	161	—	518
Liabilities
Options Written	—	32	—	32
Futures Contracts[1]	53	—	—	53
Forward Currency Contracts	—	1,234	—	1,234
Swap Contracts	4[1]	45	—	49
Total	57	1,311	—	1,368
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
D.	At December 31, 2021, the fair values of derivatives were reflected in the Statement of Assets and Liabilities as follows:

Statement of Assets and Liabilities	Interest Rate Contracts ($000)	Foreign Exchange Contracts ($000)	Credit Contracts ($000)	Total ($000)
Investments in Secuties, at Value—Unaffiliated Issuers (Options Purchased)	79	—	17	96
Swap Premiums Paid	—	—	227	227
Unrealized Appreciation—Futures Contracts[1]	300	—	—	300
Unrealized Appreciation—Centrally Cleared Swap Contracts[1]	—	—	57	57
Unrealized Appreciation—Forward Currency Contracts	—	94	—	94
Unrealized Appreciation— Over-the-Counter Swap Contracts	—	—	67	67
Total Assets	379	94	368	841

Options Written, at Value	—	—	32	32
Swap Premiums Received	—	—	5	5
Unrealized Depreciation—Futures Contracts[1]	53	—	—	53
Unrealized Depreciation—Centrally Cleared Swap Contracts[1]	—	—	4	4
Unrealized Depreciation—Forward Currency Contracts	—	1,234	—	1,234
44

Short-Term Investment-Grade Portfolio
Statement of Assets and Liabilities	Interest Rate Contracts ($000)	Foreign Exchange Contracts ($000)	Credit Contracts ($000)	Total ($000)
Unrealized Depreciation— Over-the-Counter Swap Contracts	—	—	45	45
Total Liabilities	53	1,234	86	1,373
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended December 31, 2021, were:
Realized Net Gain (Loss) on Derivatives	Interest Rate Contracts ($000)	Foreign Exchange Contracts ($000)	Credit Contracts ($000)	Total ($000)
Futures Contracts	379	—	—	379
Options Purchased	(2)	—	(118)	(120)
Options Written	—	—	160	160
Swap Contracts	169	—	259	428
Forward Currency Contracts	—	6,192	—	6,192
Realized Net Gain (Loss) on Derivatives	546	6,192	301	7,039
Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	146	—	—	146
Options Purchased	(258)	—	1	(257)
Options Written	—	—	(11)	(11)
Swap Contracts	21	—	179	200
Forward Currency Contracts	—	1,301	—	1,301
Change in Unrealized Appreciation (Depreciation) on Derivatives	(91)	1,301	169	1,379
E.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for foreign currency transactions and swap agreements were reclassified between the individual components of total distributable earnings (loss).
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; the deferral of losses from straddles; the recognition of unrealized gains or losses from certain derivative contracts; the recognition of gain or loss from foreign currency hedges; and the treatment of amortization adjustments from certain fixed income securities. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	33,982
Undistributed Long-Term Gains	16,830
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	25
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Short-Term Investment-Grade Portfolio
The tax character of distributions paid was as follows:
	Year Ended December 31,
	2021 Amount ($000)	2020 Amount ($000)
Ordinary Income*	53,792	51,983
Long-Term Capital Gains	5,128	—
Total	58,920	51,983
*	Includes short-term capital gains, if any.
As of December 31, 2021, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	2,311,391
Gross Unrealized Appreciation	21,083
Gross Unrealized Depreciation	(21,063)
Net Unrealized Appreciation (Depreciation)	20
F.	During the year ended December 31, 2021, the portfolio purchased $1,084,831,000 of investment securities and sold $960,621,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $776,261,000 and $749,739,000, respectively.
The portfolio purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended December 31, 2021, such purchases were $241,101,000 and sales were $194,509,000, resulting in net realized gain of $5,214,000; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
G.	Capital share transactions for each class of shares were:

	Year Ended December 31,
	2021 Shares (000)	2020 Shares (000)

Issued	55,101	76,734
Issued in Lieu of Cash Distributions	5,442	5,027
Redeemed	(49,365)	(56,633)
Net Increase (Decrease) in Shares Outstanding	11,178	25,128
At December 31, 2021, one shareholder (an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders) was the record or beneficial owner of 42% of the portfolio’s net assets. If this shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio, cause the portfolio to incur higher transaction costs, or lead to the realization of taxable capital gains.
H.	Transactions during the period in investments where the issuer is another member of The Vanguard Group were as follows:
		Current Period Transactions
	Dec. 31, 2020 Market Value ($000)	Purchases at Cost ($000)	Proceeds from Securities Sold ($000)	Realized Net Gain (Loss) ($000)	Change in Unrealized App. (Dep.) ($000)	Income ($000)	Capital Gain Distributions Received ($000)	Dec. 31, 2021 Market Value ($000)
Vanguard Market Liquidity Fund	121,885	NA1	NA1	—	(6)	64	1	62,033
Vanguard Short- Term Corporate Bond ETF	2,683	—	—	—	(63)	42	6	2,620
Total	124,568			—	(69)	106	7	64,653
1	Not applicable—purchases and sales are for temporary cash investment purposes.
46

Short-Term Investment-Grade Portfolio
I.	Management has determined that no events or transactions occurred subsequent to December 31, 2021, that would require recognition or disclosure in these financial statements.
47

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Vanguard Variable Insurance Funds and Shareholders of Short-Term Investment-Grade Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Short-Term Investment-Grade Portfolio (one of the portfolios constituting Vanguard Variable Insurance Funds, referred to hereafter as the "Portfolio") as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statement of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 17, 2022
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
48

Special 2021 tax information (unaudited) for corporate shareholders only for Short-Term Investment-Grade Portfolio, a portfolio of Vanguard Variable Insurance Funds
This information for the fiscal year ended December 31, 2021, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.
The portfolio distributed $5,128,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.
49

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The Short-Term Investment-Grade Portfolio is not sponsored, endorsed, sold or promoted by Bloomberg. Bloomberg does not make any representation or warranty, express or implied, to the owners of or counterparties to the Short-Term Investment-Grade Portfolio or any member of the public regarding the advisability of investing in securities generally or in the Short-Term Investment-Grade Portfolio particularly. The only relationship of Bloomberg to Vanguard is the licensing of certain trademarks, trade names and service marks and of the Bloomberg U.S. Aggregate Float Adjusted Index and Bloomberg U.S. 1–5 Year Credit Bond Index (the Indices), which are determined, composed and calculated by BISL without regard to Vanguard or the Short-Term Investment-Grade Portfolio. Bloomberg has no obligation to take the needs of Vanguard or the owners of the Short-Term Investment-Grade Portfolio into consideration in determining, composing or calculating the Indices. Bloomberg is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Short-Term Investment-Grade Portfolio to be issued. Bloomberg shall not have any obligation or liability, including, without limitation, to Short-Term Investment-Grade Portfolio customers, in connection with the administration, marketing or trading of the Short-Term Investment-Grade Portfolio.
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Used with Permission. Source: Bloomberg Index Services Limited. Copyright 2022, Bloomberg. All rights reserved.
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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 217 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA. Trustee and vice chair of The Shipley School.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the board of directors of Out & Equal (2002–2006), the advisory board of the University of California, Berkeley School of Engineering (2020–present), and the advisory board of Santa Clara University’s Leavey School of Business (2018–present).
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.
Amy Gutmann
Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: adjunct professor of finance at the University of Notre Dame (2020–present). Chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Assistant professor (retired June 2020) of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of superintendence of the Institute for the Works of Religion, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law (2021–present), professor (2020–present), Distinguished Fellow of the Global Financial Markets Center (2020–present), and Rubenstein Fellow (2017–2020) at Duke University. Trustee (2017–present) of Amherst College and member of Amherst College Investment Committee (2019–present). Member of the Regenerative Crisis Response Committee (2020–present).
David A. Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE
1 Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Energy Company (2013–present). Trustee of Common Fund (2019–present).
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.
Executive Officers
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
David Cermak
Born in 1960. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present) of each of the investment companies served by Vanguard. Managing director and head (2017–present) of Vanguard Investments Singapore. Managing director and head (2017–2019) of Vanguard Investments Hong Kong. Representative director and head (2014–2017) of Vanguard Investments Japan.
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
John E. Schadl
Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
John T. Marcante	Lauren Valente
Chris D. Mclsaac

Connect with Vanguard®>vanguard.com
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This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
Source for Bloomberg indexes: Bloomberg Index Services Limited. Copyright 2022, Bloomberg. All rights reserved.
CFA® is a registered trademark owned by CFA Institute.
© 2022 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q690ST 022022

Annual Report   |   December 31, 2021
Vanguard Variable Insurance Funds
Small Company Growth Portfolio

Contents
Your Portfolio’s Performance at a Glance	1
Advisors' Report	2
About Your Portfolio’s Expenses	4
Performance Summary	5
Financial Statements	7
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Portfolio’s Performance at a Glance
•	For the 12 months ended December 31, 2021, the Small Company Growth Portfolio of the Vanguard Variable Insurance Funds returned 14.22%. It beat the 5.04% return of its benchmark, the Russell 2500 Growth Index.
•	The U.S. economy continued to heal over the 12-month period. Vaccination programs started rolling out shortly after the period began, helping some of the hardest-hit sectors such as hospitality, leisure, and travel begin to rebound, and more workers returned to the labor force. U.S. stocks performed strongly even with the spread of new COVID-19 variants, a surge in inflation, and Federal Reserve monetary policy turning less accommodative.
•	The portfolio’s positions in information technology, industrials, health care, and communication services helped results the most. Selection in consumer discretionary and an underweight position in real estate detracted.
•	For the decade ended December 31, the portfolio produced an average annual return of 14.89%, below that of its benchmark.
•	Please note that the portfolio’s returns are different from those in Vanguard Variable Annuity (and other plans that invest in the portfolio), which take into account insurance-related expenses.
Market Barometer
Average Annual Total Returns Periods Ended December 31, 2021
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	26.45%	26.21%	18.43%
Russell 2000 Index (Small-caps)	14.82	20.02	12.02
Russell 3000 Index (Broad U.S. market)	25.66	25.79	17.97
FTSE All-World ex US Index (International)	8.36	13.66	9.89
Bonds
Bloomberg U.S. Aggregate Bond Index (Broad taxable market)	-1.54%	4.79%	3.57%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	1.52	4.73	4.17
FTSE Three-Month U.S. Treasury Bill Index	0.05	0.95	1.11
CPI
Consumer Price Index	7.04%	3.53%	2.92%
1

Advisors’ Report
The Small Company Growth Portfolio returned 14.22% for the 12 months ended December 31, 2021. It outperformed the 5.04% return of its benchmark, the Russell 2500 Growth Index.
The portfolio is managed by two independent advisors, a strategy that enhances diversification by providing exposure to distinct yet complementary investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.
The advisors, the amount and percentage of the portfolio’s assets each manages, and brief descriptions of their investment strategies are presented in the accompanying table. Each advisor has also prepared a discussion of the investment environment that existed during the 12 months and its effect on the portfolio’s positioning. These comments were prepared on January 13, 2022.
Vanguard Quantitative Equity Group
Portfolio Manager:
Cesar Orosco, CFA
The investment environment
The U.S. economy continued to recover as vaccination programs rolled out during the period. More workers returned to the labor force, and the vaccines aided some of the hardest-hit sectors including leisure, hospitality, and travel.
This environment was attractive for U.S. stocks, which turned in a strong performance despite several headwinds such as new COVID-19 variants, surging inflation, and less accommodative monetary policy from the Federal Reserve. The Standard & Poor’s 500 Index returned 28.71% for the 12 months ended December 31, 2021, while the FTSE Global All Cap ex US Index returned 8.84%. Bond yields ended the period higher.
Investment objective and strategy
Although our portion of the portfolio’s overall performance was affected by the macroeconomic factors we’ve described, our approach to investing focuses on specific stock fundamentals that we believe are more likely to produce outperformance over the long run. These include high quality, management decisions, consistent earnings growth, strong market sentiment, and reasonable valuation. We also evaluate companies based on a defensive signal that assesses heavily shorted stocks, as this can signal concerns over future company prospects.
Using these six themes, we generate an expected return, seeking to capitalize on investor biases. We then monitor our portfolio based on those rankings and adjust when appropriate to maximize expected return while minimizing exposure to risks that our research indicates do not improve returns.
Our successes and shortfalls
Over the 12 months, our value, growth, and defensive models added to performance. Our quality, management decisions, and momentum models detracted. Returns outpaced the benchmark in 10 of 11 industry sectors, with information technology, health care, and industrials producing the strongest results. Real estate was the only sector that detracted from relative performance.
At the individual stock level, overweights to Atkore in industrials, Coca-Cola Consolidated in consumer staples, GMS in industrials, and EPAM Systems and Teradata in information technology produced the best results. An overweight to Sarepta Therapeutics in health care as well as underweights to POOLCORP in consumer discretionary, Entegris in information technology, and Trex and Plug Power in industrials detracted the most.
We continue to believe that a portfolio focused on fundamentals will benefit investors over the long term, although we recognize that the market can reward or punish us in the near term. We believe our portfolio offers a strong mix of stocks with attractive valuations and value characteristics.
ArrowMark Partners
Portfolio Managers:
Chad Meade, Partner
Brian Schaub, CFA, Partner
Investment environment
Through the first part of the year, growing optimism about a return to normalcy, the passage of an additional $1.9 trillion U.S. relief package, and President Biden’s proposed $2.25 trillion infrastructure spending plan propelled U.S. equity markets to new highs. Key economic data also contributed to investor optimism, including a significant increase in U.S. manufacturing activity.
During the latter part of the year, positive developments for markets included better-than-expected corporate earnings reports and rising COVID-vaccination rates. However, investor optimism was overshadowed by worries over the emergence of new COVID variants, supply chain constraints, labor shortages, and inflation. Also weighing on results were comments by Federal Reserve policymakers indicating they might raise rates as many as three times in 2022 and accelerate the reduction of monthly bond purchases.
Investment objective
Our investment process prioritizes risk management over the opportunity for return. Our goal is to build an all-weather portfolio that can perform in a variety of market conditions. We look to build a portfolio that can mitigate capital losses on the downside and, secondarily, provide 100% upside participation during market recoveries.
Portfolio results
Information technology holdings delivered the largest contribution to returns as ON Semiconductor appreciated significantly
2

during the period. The company’s exposure to the auto end market is particularly attractive. Advanced driver assistance systems and self-driving features have led to strong demand for the semiconductors that power these technologies.
The company is also well-positioned in the industrials end market, where it faces low pricing pressure stemming from the longer lifecycle of industrial products relative to consumer products. During the year, ON continued to benefit from a global chip shortage driven by a combination of strong demand in a wide range of industries and supply chain disruptions.
Generac Holdings also contributed significantly to returns during the year. Generac is a manufacturer of power generation equipment with a leading position in home standby generators. It also offers consumers a home energy management system that harnesses and stores power from the sun to be used for backup during utility power outages.
Severe weather events that strained already overburdened power grids in California and other key markets created significant opportunities for home power generation equipment manufacturers. With the potential to aggregate these energy resources through the company’s grid services business, homeowners will have the ability to monetize these assets. We are excited about the future market opportunity for Generac, which currently has a total U.S. household penetration rate of less than 10%.
Select holdings in the consumer discretionary sector weighed on returns during the period as 2U and Vroom both struggled. 2U is an educational technology firm that partners with leading nonprofit colleges and universities to offer online degree programs. It has many of the qualities that we believe define a good business, including long-term contracts and recurring revenue, attractive unit economics that should deliver strong EBITDA margins at scale, and high brand recognition with marquee university partners to drive continued growth.
Vroom operates an end-to-end e-commerce platform for the used car industry. We believe it is well-positioned to benefit from the growing trend among used car buyers to choose an online shopping experience over the traditional car lot. The company has struggled to keep expenses in check despite higher-than-expected revenues. This has led to increasing EBITDA losses, a trend that we are watching closely.
As always, we will continue to look for companies that can perform in a variety of market conditions and mitigate capital losses.
Small Company Growth Portfolio Investment Advisors

	Portfolio Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Vanguard Quantitative Equity Group	49	954	Employs a quantitative approach that focuses on fundamental factors, using models that assess valuation, growth prospects, management decisions, market sentiment, and earnings and balance-sheet quality of companies, and defensive signals as compared with their peers.
ArrowMark Partners	48	933	The firm uses in-depth fundamental research to uncover companies that, in its opinion, can control their own economic destiny. It starts by identifying businesses with strong competitive advantages in industries with high barriers to entry, then narrows the focus to companies with large potential markets and high-quality business models focused on the future. Finally, considerations are made for potential downside risk, resulting in a diversified portfolio of between 75 and 100 stocks.
Cash Investments	3	57	These short-term reserves are invested by Vanguard in equity index products to simulate investment in stocks. Each advisor may also maintain a modest cash position.
3

About Your Portfolio’s Expenses
As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio's gross income, directly reduce the investment return of the portfolio.
A portfolio's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your portfolio's costs in two ways:
•	Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the portfolio's actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio's costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio's actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the portfolio's expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your portfolio's current prospectus.
Six Months Ended December 31, 2021
Small Company Growth Portfolio	Beginning Account Value 6/30/2021	Ending Account Value 12/31/2021	Expenses Paid During Period
Based on Actual Portfolio Return	$1,000.00	$992.50	$1.46
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.74	1.48
The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.29%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).
4

Small Company Growth Portfolio
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio's returns would be lower.
Cumulative Performance: December 31, 2011, Through December 31, 2021
Initial Investment of $10,000
		Average Annual Total Returns Periods Ended December 31, 2021
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Small Company Growth Portfolio	14.22%	15.59%	14.89%	$40,067
Russell 2500 Growth Index	5.04	17.65	15.75	43,169
Dow Jones U.S. Total Stock Market Float Adjusted Index	25.66	17.92	16.24	45,050
See Financial Highlights for dividend and capital gains information.
5

Small Company Growth Portfolio
Portfolio Allocation
As of December 31, 2021
Communication Services	3.3%
Consumer Discretionary	16.4
Consumer Staples	1.4
Energy	0.9
Financials	4.4
Health Care	23.5
Industrials	21.2
Information Technology	25.0
Materials	2.0
Real Estate	1.5
Utilities	0.3
Other	0.1
The table reflects the portfolio’s investments, except for short-term investments and derivatives. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.
Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
6

Small Company Growth Portfolio
Financial Statements
Schedule of Investments
As of December 31, 2021
The portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The portfolio’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (95.2%)
Communication Services (3.1%)
*	Ziff Davis Inc.	226,244	25,081
*	Cargurus Inc.	325,175	10,939
*	ZipRecruiter Inc. Class A	291,912	7,280
*	Playtika Holding Corp.	159,507	2,758
*	Yelp Inc. Class A	73,662	2,670
*	Zynga Inc. Class A	315,006	2,016
	Nexstar Media Group Inc. Class A	13,185	1,991
*	Iridium Communications Inc.	39,096	1,614
*	Cars.com Inc.	96,824	1,558
	Sinclair Broadcast Group Inc. Class A	40,613	1,073
*,1	Skillz Inc. Class A	135,446	1,008
*	IDT Corp. Class B	14,096	623
*	Vimeo Inc.	21,280	382
*	Magnite Inc.	17,796	311
*	Clear Channel Outdoor Holdings Inc.	70,009	232
*	Gogo Inc.	15,635	212
*	Consolidated Communications Holdings Inc.	27,951	209
*	Globalstar Inc.	139,792	162
*	fuboTV Inc.	7,026	109
			60,228
Consumer Discretionary (15.6%)
*	Skechers USA Inc. Class A	585,895	25,428
*	Sally Beauty Holdings Inc.	1,258,184	23,226
*	frontdoor Inc.	552,649	20,255
	Hanesbrands Inc.	1,128,340	18,866
*	Grand Canyon Education Inc.	148,990	12,770
*	2U Inc.	601,507	12,072
	Shutterstock Inc.	68,903	7,640
*	Under Armour Inc. Class C	394,237	7,112
*	Canada Goose Holdings Inc.	188,550	6,988
	Signet Jewelers Ltd.	73,950	6,436
	Williams-Sonoma Inc.	36,149	6,114
	Texas Roadhouse Inc. Class A	68,452	6,111
*	Sportradar Holding AG Class A	311,480	5,473
	Carter's Inc.	52,428	5,307
*	Fox Factory Holding Corp.	31,152	5,299
	PulteGroup Inc.	88,925	5,083
*	Deckers Outdoor Corp.	13,422	4,917
*	Vroom Inc.	438,455	4,731
	Oxford Industries Inc.	45,464	4,615
	Polaris Inc.	41,119	4,519
*	Farfetch Ltd. Class A	132,076	4,415
*	Crocs Inc.	32,029	4,107
*	Boyd Gaming Corp.	58,054	3,807
*	Gentherm Inc.	43,255	3,759
*	Scientific Games Corp. Class A	55,072	3,680
*	Skyline Champion Corp.	45,615	3,603
		Shares	Market Value• ($000)
*	Dave & Buster's Entertainment Inc.	91,064	3,497
	Tapestry Inc.	86,053	3,494
*	Everi Holdings Inc.	156,497	3,341
	Tempur Sealy International Inc.	70,507	3,316
	Columbia Sportswear Co.	29,964	2,920
*	Urban Outfitters Inc.	96,253	2,826
*	Floor & Decor Holdings Inc. Class A	21,541	2,801
*	Six Flags Entertainment Corp.	61,955	2,638
	Wendy's Co.	101,272	2,415
	Hibbett Inc.	32,564	2,342
*	SeaWorld Entertainment Inc.	34,752	2,254
	Pool Corp.	3,796	2,149
*	Tenneco Inc. Class A	186,516	2,108
	Winnebago Industries Inc.	27,865	2,088
*	Brinker International Inc.	54,032	1,977
*	Perdoceo Education Corp.	158,802	1,867
	Shoe Carnival Inc.	46,747	1,827
*	Sleep Number Corp.	23,548	1,804
*	Ruth's Hospitality Group Inc.	88,465	1,760
*	XPEL Inc.	25,671	1,753
	Papa John's International Inc.	12,954	1,729
	Buckle Inc.	36,907	1,562
*	Abercrombie & Fitch Co. Class A	43,673	1,521
	Caleres Inc.	61,841	1,403
*	Overstock.com Inc.	23,767	1,402
*	American Axle & Manufacturing Holdings Inc.	148,281	1,383
	Dine Brands Global Inc.	17,862	1,354
*	Master Craft Boat Holdings Inc.	47,519	1,346
*	YETI Holdings Inc.	15,588	1,291
*	Children's Place Inc.	15,615	1,238
*	RH	2,226	1,193
*	Revolve Group Inc.	20,813	1,166
*	Five Below Inc.	4,970	1,028
	H&R Block Inc.	41,630	981
*	Asbury Automotive Group Inc.	5,619	971
*	Academy Sports & Outdoors Inc.	21,353	937
	Century Communities Inc.	11,421	934
	Travel + Leisure Co.	16,515	913
	Churchill Downs Inc.	3,624	873
	Standard Motor Products Inc.	15,780	827
	OneWater Marine Inc. Class A	13,364	815
*	Red Robin Gourmet Burgers Inc.	47,744	789
	Red Rock Resorts Inc. Class A	14,343	789
	Carriage Services Inc. Class A	12,234	788
		Shares	Market Value• ($000)
*	Duluth Holdings Inc. Class B	50,613	768
*	Modine Manufacturing Co.	75,621	763
*	Penn National Gaming Inc.	14,302	742
*	Neogames SA	26,538	737
*	Tri Pointe Homes Inc.	26,375	736
	Jack in the Box Inc.	7,994	699
*	Citi Trends Inc.	6,717	636
*	Party City Holdco Inc.	112,597	627
*	Golden Entertainment Inc.	12,090	611
*	GameStop Corp. Class A	3,723	552
*	Stitch Fix Inc. Class A	27,274	516
*	Liquidity Services Inc.	23,028	508
*	Vivint Smart Home Inc.	45,912	449
*,1	Torrid Holdings Inc.	44,029	435
*	Chico's FAS Inc.	80,045	431
*	Sonos Inc.	13,033	388
*	Kirkland's Inc.	20,781	310
*	MarineMax Inc.	4,786	283
	RCI Hospitality Holdings Inc.	3,358	261
*	Quotient Technology Inc.	34,415	255
*	QuantumScape Corp. Class A	10,029	223
	Winmark Corp.	824	205
*	Noodles & Co. Class A	21,624	196
			304,074
Consumer Staples (1.4%)
	Coca-Cola Consolidated Inc.	10,181	6,304
	John B Sanfilippo & Son Inc.	46,120	4,158
*	BJ's Wholesale Club Holdings Inc.	56,518	3,785
	Vector Group Ltd.	228,679	2,625
*	Herbalife Nutrition Ltd.	58,607	2,399
*	USANA Health Sciences Inc.	16,410	1,661
	Medifast Inc.	7,906	1,656
*	Darling Ingredients Inc.	22,950	1,590
*	Central Garden & Pet Co. Class A	24,475	1,171
	PriceSmart Inc.	9,039	662
*	United Natural Foods Inc.	12,842	630
			26,641
Energy (0.9%)
	Ovintiv Inc. (XNYS)	117,695	3,966
*	Southwestern Energy Co.	712,331	3,319
*	Laredo Petroleum Inc.	38,229	2,299
*	Callon Petroleum Co.	27,115	1,281
*	Denbury Inc.	14,748	1,130
	Texas Pacific Land Corp.	837	1,045
	Diamondback Energy Inc.	8,128	877
*	Earthstone Energy Inc. Class A	72,920	798
*	Kosmos Energy Ltd.	218,249	755
*	Par Pacific Holdings Inc.	27,850	459
	Coterra Energy Inc.	17,448	332
	Dorian LPG Ltd.	23,493	298
7

Small Company Growth Portfolio
		Shares	Market Value• ($000)
	Altus Midstream Co. Class A	4,471	274
	Magnolia Oil & Gas Corp. Class A	9,731	184
			17,017
Financials (4.2%)
	LPL Financial Holdings Inc.	81,511	13,049
	WisdomTree Investments Inc.	1,427,313	8,735
	Bank OZK	129,531	6,027
	SLM Corp.	283,103	5,569
	Virtus Investment Partners Inc.	18,381	5,461
	Synovus Financial Corp.	107,694	5,155
	Kinsale Capital Group Inc.	20,014	4,761
	Moelis & Co. Class A	75,798	4,738
	Primerica Inc.	29,094	4,459
*	Credit Acceptance Corp.	5,321	3,659
	Cowen Inc. Class A	68,988	2,490
	Regional Management Corp.	39,452	2,267
*	Upstart Holdings Inc.	14,170	2,144
	Ares Management Corp. Class A	18,138	1,474
*	Silvergate Capital Corp. Class A	9,404	1,394
	Pacific Premier Bancorp Inc.	32,891	1,317
	Brown & Brown Inc.	18,045	1,268
	Universal Insurance Holdings Inc.	59,085	1,004
	StepStone Group Inc. Class A	24,056	1,000
*	Texas Capital Bancshares Inc.	16,485	993
	Hanmi Financial Corp.	40,655	963
*	Donnelley Financial Solutions Inc.	16,050	757
	Meta Financial Group Inc.	12,000	716
*	Customers Bancorp Inc.	8,346	546
	Western Alliance Bancorp	3,862	416
	Walker & Dunlop Inc.	1,699	256
	Curo Group Holdings Corp.	14,091	226
			80,844
Health Care (22.3%)
	STERIS plc	130,242	31,702
*	Syneos Health Inc.	182,002	18,688
*	Merit Medical Systems Inc.	255,570	15,922
*	AMN Healthcare Services Inc.	121,032	14,806
*	Hologic Inc.	156,857	12,009
*	Quidel Corp.	74,992	10,123
*	Henry Schein Inc.	124,838	9,679
*	Avantor Inc.	220,084	9,274
*	Veracyte Inc.	213,839	8,810
	Bruker Corp.	101,538	8,520
*	Sotera Health Co.	354,648	8,352
*	CareDx Inc.	182,224	8,288
*	Charles River Laboratories International Inc.	21,246	8,005
*	Medpace Holdings Inc.	35,981	7,831
*	HealthEquity Inc.	175,119	7,747
*,1	Cano Health Inc.	792,560	7,062
*	Omnicell Inc.	38,132	6,881
*	CorVel Corp.	32,475	6,755
*	Kodiak Sciences Inc.	78,524	6,657
	Chemed Corp.	12,506	6,616
*	MEDNAX Inc.	242,209	6,591
*	Privia Health Group Inc.	236,407	6,116
*	Nevro Corp.	71,879	5,827
		Shares	Market Value• ($000)
*	IQVIA Holdings Inc.	19,865	5,605
*	10X Genomics Inc. Class A	35,232	5,248
*	Sarepta Therapeutics Inc.	56,252	5,065
	Cooper Cos. Inc.	11,628	4,871
*	ABIOMED Inc.	13,261	4,763
*	Relay Therapeutics Inc.	153,222	4,705
*	Arvinas Inc.	56,362	4,630
*	Agios Pharmaceuticals Inc.	137,093	4,506
*	C4 Therapeutics Inc.	139,407	4,489
*	Novavax Inc.	28,946	4,141
*	Heron Therapeutics Inc.	452,546	4,132
*	SpringWorks Therapeutics Inc.	65,572	4,064
*	Axogen Inc.	424,044	3,973
	Bio-Techne Corp.	7,390	3,823
*	STAAR Surgical Co.	41,427	3,782
*	Molina Healthcare Inc.	11,625	3,698
*	Exact Sciences Corp.	47,178	3,672
*	Travere Thrapeutics Inc.	111,823	3,471
*	Veeva Systems Inc. Class A	13,567	3,466
*	Alkermes plc	140,914	3,278
*	Tandem Diabetes Care Inc.	21,524	3,240
	West Pharmaceutical Services Inc.	6,493	3,045
*	Community Health Systems Inc.	226,927	3,020
	Encompass Health Corp.	45,704	2,983
*	Ionis Pharmaceuticals Inc.	95,767	2,914
*	Apria Inc.	87,986	2,868
*	Viking Therapeutics Inc.	613,097	2,820
*	Tenet Healthcare Corp.	32,419	2,648
*	Inspire Medical Systems Inc.	11,002	2,531
*	FibroGen Inc.	174,145	2,455
*	Atara Biotherapeutics Inc.	145,928	2,300
*	ModivCare Inc.	14,644	2,172
	Select Medical Holdings Corp.	73,186	2,152
*	Shockwave Medical Inc.	11,668	2,081
*	Maravai LifeSciences Holdings Inc. Class A	45,057	1,888
*	Apellis Pharmaceuticals Inc.	38,370	1,814
*	Agenus Inc.	562,950	1,813
*	Multiplan Corp.	407,775	1,806
*	MacroGenics Inc.	111,566	1,791
*	Intellia Therapeutics Inc.	15,045	1,779
*	Precision BioSciences Inc.	237,927	1,761
*	Cross Country Healthcare Inc.	63,265	1,756
	PerkinElmer Inc.	8,483	1,706
*	ImmunoGen Inc.	226,995	1,684
*	CytomX Therapeutics Inc.	373,001	1,615
*	Theravance Biopharma Inc.	144,662	1,599
*	Amedisys Inc.	9,461	1,532
*	LHC Group Inc.	10,708	1,469
*	Surmodics Inc.	28,590	1,377
*	PTC Therapeutics Inc.	31,774	1,266
*	Seres Therapeutics Inc.	150,738	1,256
*	Exelixis Inc.	66,151	1,209
*	Option Care Health Inc.	40,554	1,153
*	Vir Biotechnology Inc.	27,388	1,147
*	Inari Medical Inc.	12,355	1,128
*	Figs Inc. Class A	40,401	1,113
*	Natera Inc.	11,505	1,074
*	Biohaven Pharmaceutical Holding Co. Ltd.	7,786	1,073
*	Affimed NV	192,187	1,061
		Shares	Market Value• ($000)
*	Inogen Inc.	30,682	1,043
*	Bioventus Inc. Class A	71,018	1,029
*	Repligen Corp.	3,788	1,003
*	Esperion Therapeutics Inc.	197,211	986
*	Talis Biomedical Corp.	245,561	985
*	Joint Corp.	14,789	971
*	Codexis Inc.	30,471	953
*	Fate Therapeutics Inc.	15,751	922
*	Fortress Biotech Inc.	360,734	902
*	Editas Medicine Inc. Class A	32,560	864
*	Twist Bioscience Corp.	10,346	801
*	RadNet Inc.	26,530	799
*	Puma Biotechnology Inc.	260,367	792
*,1	Clovis Oncology Inc.	285,458	774
*,1	Intercept Pharmaceuticals Inc.	44,769	729
*	Selecta Biosciences Inc.	223,167	728
*	AtriCure Inc.	10,371	721
*	Certara Inc.	25,238	717
*	Personalis Inc.	49,823	711
	US Physical Therapy Inc.	7,183	686
*	ACADIA Pharmaceuticals Inc.	29,313	684
*	Alector Inc.	33,020	682
*	Pieris Pharmaceuticals Inc.	170,392	644
*	Ovid therapeutics Inc.	193,033	620
*	Omeros Corp.	94,322	606
*	Aveanna Healthcare Holdings Inc.	80,793	598
*	Infinity Pharmaceuticals Inc.	265,397	597
*	Akebia Therapeutics Inc.	263,647	596
*	Syros Pharmaceuticals Inc.	178,695	583
*	Sesen Bio Inc.	704,351	574
*	Rapt Therapeutics Inc.	15,203	558
*	Glaukos Corp.	12,348	549
*	Beam Therapeutics Inc.	6,824	544
*	Co-Diagnostics Inc.	60,375	539
*	Ultragenyx Pharmaceutical Inc.	6,412	539
*	Treace Medical Concepts Inc.	28,653	534
*	Kiniksa Pharmaceuticals Ltd. Class A	44,598	525
*	Precigen Inc.	137,261	509
*	Pacific Biosciences of California Inc.	24,630	504
*	Protagonist Therapeutics Inc.	13,034	446
*	Molecular Templates Inc.	112,801	442
*	9 Meters Biopharma Inc.	450,873	441
*	Gritstone bio Inc.	33,605	432
*	Radius Health Inc.	60,769	421
*	Deciphera Pharmaceuticals Inc.	41,565	406
*	ChemoCentryx Inc.	11,090	404
*	Neogen Corp.	8,884	403
*	Avalo Therapeutics Inc.	237,319	403
*	Sangamo Therapeutics Inc.	52,673	395
*	Seelos Therapeutics Inc.	232,893	380
*	Prothena Corp. plc	6,988	345
*	Agiliti Inc.	14,835	344
*	Bluebird Bio Inc.	34,228	342
*	Voyager Therapeutics Inc.	126,325	342
*	iRadimed Corp.	7,308	338
*	Minerva Neurosciences Inc.	406,946	326
*	Emergent BioSolutions Inc.	7,408	322
*	Harpoon Therapeutics Inc.	42,447	320
8

Small Company Growth Portfolio
		Shares	Market Value• ($000)
*	Cutera Inc.	7,423	307
*	Inhibrx Inc.	6,941	303
*	Stereotaxis Inc.	46,758	290
*,1	Atossa Therapeutics Inc.	180,744	289
*	Jounce Therapeutics Inc.	33,807	282
*,1	Retractable Technologies Inc.	39,875	276
*	Athenex Inc.	202,067	275
*	Sientra Inc.	72,739	267
*	Innovage Holding Corp.	50,205	251
*	Assembly Biosciences Inc.	106,916	249
*	TherapeuticsMD Inc.	693,298	246
*	Quanterix Corp.	5,751	244
*	Homology Medicines Inc.	66,289	241
*	Chimerix Inc.	37,165	239
*	Cue Biopharma Inc.	20,916	237
*	MiMedx Group Inc.	38,064	230
*	Organogenesis Holdings Inc. Class A	23,657	219
*	WaVe Life Sciences Ltd.	69,535	218
*	Aquestive Therapeutics Inc.	55,778	217
*	Spectrum Pharmaceuticals Inc.	165,545	210
	Phibro Animal Health Corp. Class A	9,847	201
*	Tivity Health Inc.	7,595	201
*	Silk Road Medical Inc.	4,628	197
*,1	Ocugen Inc.	42,324	193
*	Mirum Pharmaceuticals Inc.	11,891	190
*	Denali Therapeutics Inc.	4,084	182
*	Amneal Pharmaceuticals Inc.	35,084	168
*	Cardiovascular Systems Inc.	7,624	143
*	NanoString Technologies Inc.	2,814	119
*	Viemed Healthcare Inc.	21,005	110
*	Kaleido Biosciences Inc.	45,818	109
*	CytoSorbents Corp.	23,517	99
*	Durect Corp.	92,762	91
			434,188
Industrials (20.2%)
*	Sensata Technologies Holding plc	476,413	29,390
	Matson Inc.	276,144	24,861
*	TriNet Group Inc.	244,706	23,311
	CH Robinson Worldwide Inc.	182,744	19,669
	Ritchie Bros Auctioneers Inc.	310,687	19,017
*	Middleby Corp.	91,602	18,024
*	Generac Holdings Inc.	46,202	16,259
	Tennant Co.	169,534	13,739
	Forward Air Corp.	111,529	13,505
*	ACV Auctions Inc. Class A	671,132	12,644
*	Kirby Corp.	210,180	12,489
*	Clean Harbors Inc.	113,095	11,283
	ABM Industries Inc.	207,285	8,468
	Robert Half International Inc.	73,949	8,247
*	Cimpress plc	110,711	7,928
*	Atkore Inc.	68,277	7,592
	Allegion plc	56,639	7,501
	Boise Cascade Co.	91,166	6,491
	Kforce Inc.	85,911	6,462
	Mueller Industries Inc.	107,983	6,410
	EMCOR Group Inc.	46,337	5,903
	UFP Industries Inc.	62,627	5,762
	Hillenbrand Inc.	108,453	5,638
		Shares	Market Value• ($000)
	Booz Allen Hamilton Holding Corp. Class A	64,941	5,506
	Woodward Inc.	43,672	4,780
	Allison Transmission Holdings Inc.	126,317	4,592
*	Sterling Check Corp.	220,914	4,531
	John Bean Technologies Corp.	29,357	4,508
	AGCO Corp.	38,662	4,486
*	GMS Inc.	73,764	4,434
*	Saia Inc.	12,873	4,339
	Landstar System Inc.	23,391	4,187
	GrafTech International Ltd.	332,280	3,931
	Heartland Express Inc.	220,711	3,712
	Terex Corp.	83,075	3,651
	Applied Industrial Technologies Inc.	27,811	2,856
	Lincoln Electric Holdings Inc.	20,275	2,828
	Graco Inc.	32,749	2,640
*	Plug Power Inc.	88,764	2,506
	Exponent Inc.	20,532	2,397
	Tetra Tech Inc.	12,967	2,202
	Heidrick & Struggles International Inc.	47,876	2,094
*	Meritor Inc.	84,503	2,094
*	Alight Inc. Class A	189,453	2,048
*	Masonite International Corp.	17,201	2,029
*	Daseke Inc.	194,015	1,948
	Fortune Brands Home & Security Inc.	17,676	1,889
	Franklin Electric Co. Inc.	18,823	1,780
*	Cornerstone Building Brands Inc.	96,792	1,688
*	Axon Enterprise Inc.	10,424	1,637
*	AZEK Co. Inc. Class A	35,217	1,628
	Textainer Group Holdings Ltd.	39,114	1,397
*	Vicor Corp.	10,437	1,325
*	MYR Group Inc.	10,676	1,180
*	XPO Logistics Inc.	13,242	1,025
	Watts Water Technologies Inc. Class A	4,855	943
*	Titan International Inc.	79,261	869
	REV Group Inc.	60,734	859
	Douglas Dynamics Inc.	21,438	837
*	Heritage-Crystal Clean Inc.	25,602	820
*	Forrester Research Inc.	12,050	708
	CRA International Inc.	7,147	667
	Pitney Bowes Inc.	100,450	666
*	GXO Logistics Inc.	6,771	615
	Interface Inc. Class A	34,547	551
	Toro Co.	5,349	534
	Insteel Industries Inc.	12,350	492
	Nordson Corp.	1,190	304
	Global Industrial Co.	4,712	193
*	Blue Bird Corp.	11,582	181
			391,680
Information Technology (23.8%)
*	ON Semiconductor Corp.	501,012	34,029
*	Zendesk Inc.	223,938	23,355
*	Trimble Inc.	180,594	15,746
*	New Relic Inc.	126,285	13,886
*	Euronet Worldwide Inc.	114,549	13,651
*,1	GLOBALFOUNDRIES Inc.	199,541	12,964
*	8x8 Inc.	739,627	12,396
*	Momentive Global Inc.	511,330	10,815
*	MongoDB Inc. Class A	20,047	10,612
*	Mimecast Ltd.	128,882	10,255
*	Tenable Holdings Inc.	182,143	10,031
		Shares	Market Value• ($000)
*	Fair Isaac Corp.	21,985	9,534
*	Smartsheet Inc. Class A	121,080	9,378
	Jabil Inc.	115,387	8,117
	Belden Inc.	120,026	7,889
*	Anaplan Inc.	171,210	7,850
*	N-Able Inc.	684,468	7,598
*	Manhattan Associates Inc.	47,316	7,357
*	Enphase Energy Inc.	38,734	7,086
*	Nutanix Inc. Class A	221,807	7,067
	MKS Instruments Inc.	40,093	6,983
*	Mandiant Inc.	389,257	6,828
*	Pure Storage Inc. Class A	205,834	6,700
*	Dropbox Inc. Class A	268,170	6,581
*	ChannelAdvisor Corp.	253,974	6,268
*	Sumo Logic Inc.	454,181	6,159
	CDW Corp.	29,347	6,010
*	Cadence Design Systems Inc.	30,947	5,767
*	Extreme Networks Inc.	363,142	5,701
*	EPAM Systems Inc.	8,319	5,561
*	Axcelis Technologies Inc.	73,287	5,464
	TTEC Holdings Inc.	56,936	5,156
*	KnowBe4 Inc. Class A	217,202	4,983
*	Teradata Corp.	114,397	4,858
*	Atlassian Corp. plc Class A	12,696	4,841
*	Box Inc. Class A	181,139	4,744
*	Elastic NV	36,790	4,529
	A10 Networks Inc.	269,895	4,475
*	Alpha & Omega Semiconductor Ltd.	72,149	4,369
*	Consensus Cloud Solutions Inc.	75,414	4,364
	SolarWinds Corp.	305,354	4,333
	Amkor Technology Inc.	159,214	3,947
	Monolithic Power Systems Inc.	7,952	3,923
*	Alarm.com Holdings Inc.	44,045	3,735
*	Paylocity Holding Corp.	14,929	3,526
*	CommScope Holding Co. Inc.	317,192	3,502
*	Domo Inc. Class B	68,271	3,386
*	Workiva Inc. Class A	25,950	3,386
*	Avaya Holdings Corp.	169,695	3,360
*	FormFactor Inc.	73,399	3,356
*	Allegro MicroSystems Inc.	92,042	3,330
	CSG Systems International Inc.	56,683	3,266
*	Diodes Inc.	29,149	3,201
*	Sitime Corp.	9,983	2,920
*	PTC Inc.	23,227	2,814
*	SMART Global Holdings Inc.	37,993	2,697
*	CommVault Systems Inc.	38,705	2,668
*	Lattice Semiconductor Corp.	33,734	2,600
*	Dynatrace Inc.	41,899	2,529
	Maximus Inc.	30,665	2,443
*	Bill.Com Holdings Inc.	9,287	2,314
*	Ambarella Inc.	10,963	2,224
*	Digital Turbine Inc.	34,555	2,108
	CDK Global Inc.	49,784	2,078
*	Ultra Clean Holdings Inc.	35,321	2,026
*	Brightcove Inc.	195,673	2,000
*	Ichor Holdings Ltd.	42,969	1,978
*	eGain Corp.	188,093	1,877
*	Agilysys Inc.	41,556	1,848
*	International Money Express Inc.	107,904	1,722
*	Unisys Corp.	82,618	1,699
*	Sprout Social Inc. Class A	17,699	1,605
	Kulicke & Soffa Industries Inc.	25,999	1,574
9

Small Company Growth Portfolio
		Shares	Market Value• ($000)
*	Benefitfocus Inc.	141,932	1,513
*	Plantronics Inc.	45,641	1,339
	Entegris Inc.	8,112	1,124
*	LiveRamp Holdings Inc.	23,161	1,111
*	Cohu Inc.	28,221	1,075
*	Yext Inc.	107,078	1,062
*	Cognyte Software Ltd.	62,435	978
*	Avid Technology Inc.	28,774	937
*	Veritone Inc.	39,123	880
*	Diebold Nixdorf Inc.	96,296	871
	Xperi Holding Corp.	44,695	845
*	Asana Inc. Class A	10,246	764
*	Arlo Technologies Inc.	67,389	707
*	CalAmp Corp.	95,333	673
*	PFSweb Inc.	49,388	636
*	Zuora Inc. Class A	32,927	615
*	ePlus Inc.	11,180	602
*	DigitalOcean Holdings Inc.	7,098	570
*	ON24 Inc.	32,155	558
*	ExlService Holdings Inc.	3,737	541
*	EMCORE Corp.	74,968	523
*	Cambium Networks Corp.	19,868	509
*	Perficient Inc.	3,909	505
*	Riot Blockchain Inc.	19,569	437
*	Informatica Inc. Class A	11,469	424
*	BigCommerce Holdings Inc. Series 1	8,147	288
*	Viant Technology Inc. Class A	27,258	265
*	OneSpan Inc.	15,137	256
*	Appian Corp. Class A	3,853	251
*	MaxLinear Inc.	2,977	224
*	Clearfield Inc.	2,636	223
*	Eastman Kodak Co.	46,791	219
*	Casa Systems Inc.	35,696	202
*	Sanmina Corp.	4,809	199
*	SPS Commerce Inc.	1,373	195
*	MicroStrategy Inc. Class A	328	179
*	MicroVision Inc.	30,368	152
			462,384
		Shares	Market Value• ($000)
Materials (1.9%)
	Graphic Packaging Holding Co.	367,933	7,175
	Louisiana-Pacific Corp.	77,823	6,097
	Westlake Chemical Corp.	52,297	5,080
	Olin Corp.	74,775	4,301
	Steel Dynamics Inc.	58,950	3,659
	Schnitzer Steel Industries Inc. Class A	53,056	2,755
*	O-I Glass Inc.	138,867	1,670
	Myers Industries Inc.	80,426	1,609
	Chemours Co.	44,962	1,509
	Warrior Met Coal Inc.	58,179	1,496
	Trinseo plc	22,172	1,163
*	Orion Engineered Carbons SA	28,422	522
*	Koppers Holdings Inc.	12,022	376
			37,412
Other (0.1%)
*	Douglas Elliman Inc.	114,340	1,315
Real Estate (1.4%)
	Iron Mountain Inc.	103,474	5,415
	Lamar Advertising Co. Class A	43,473	5,273
	National Storage Affiliates Trust	65,392	4,525
	PS Business Parks Inc.	11,982	2,207
	American Finance Trust Inc.	236,681	2,161
	Alexander's Inc.	7,492	1,950
	Universal Health Realty Income Trust	31,848	1,894
*	Redfin Corp.	39,364	1,511
	GEO Group Inc.	116,095	900
	UMH Properties Inc.	27,277	745
	Phillips Edison & Co. Inc.	17,047	563
	CatchMark Timber Trust Inc. Class A	59,715	520
	eXp World Holdings Inc.	9,465	319
		Shares	Market Value• ($000)
	Tanger Factory Outlet Centers Inc.	10,095	195
			28,178
Utilities (0.3%)
	NRG Energy Inc.	68,110	2,934
	Brookfield Infrastructure Corp. Class A (XNYS)	28,605	1,953
	Otter Tail Corp.	8,655	618
*	Pure Cycle Corp.	24,014	351
			5,856
Total Common Stocks (Cost $1,655,399)			1,849,817
Preferred Stock (0.0%)
*	Meta Material Inc. Preference Shares 0.000%, 1/31/22 (Cost $56)	37,855	57
Temporary Cash Investments (4.9%)
Money Market Fund (4.9%)
[2,3]	Vanguard Market Liquidity Fund, 0.090% (Cost $96,212)	962,134	96,204
Total Investments (100.1%) (Cost $1,751,667)			1,946,078
Other Assets and Liabilities—Net (-0.1%)			(2,500)
Net Assets (100%)			1,943,578
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $4,433,000.
2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3	Collateral of $4,832,000 was received for securities on loan.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
E-mini Russell 2000 Index	March 2022	536	60,107	1,642

See accompanying Notes, which are an integral part of the Financial Statements.
10

Small Company Growth Portfolio
Statement of Assets and Liabilities
As of December 31, 2021
($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $1,655,455)	1,849,874
Affiliated Issuers (Cost $96,212)	96,204
Total Investments in Securities	1,946,078
Investment in Vanguard	64
Cash	1,357
Cash Collateral Pledged—Futures Contracts	3,224
Receivables for Investment Securities Sold	214
Receivables for Accrued Income	387
Receivables for Capital Shares Issued	450
Total Assets	1,951,774
Liabilities
Payables for Investment Securities Purchased	1,962
Collateral for Securities on Loan	4,832
Payables to Investment Advisor	366
Payables for Capital Shares Redeemed	740
Payables to Vanguard	186
Variation Margin Payable—Futures Contracts	110
Total Liabilities	8,196
Net Assets	1,943,578
At December 31, 2021, net assets consisted of:

Paid-in Capital	1,316,164
Total Distributable Earnings (Loss)	627,414
Net Assets	1,943,578

Net Assets
Applicable to 73,341,865 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	1,943,578
Net Asset Value Per Share	$26.50

See accompanying Notes, which are an integral part of the Financial Statements.
11

Small Company Growth Portfolio
Statement of Operations

Year Ended December 31, 2021
($000)
Investment Income
Income
Dividends[1]	10,159
Interest[2]	61
Securities Lending—Net	344
Total Income	10,564
Expenses
Investment Advisory Fees—Note B
Basic Fee	2,893
Performance Adjustment	(417)
The Vanguard Group—Note C
Management and Administrative	3,489
Marketing and Distribution	115
Custodian Fees	23
Auditing Fees	32
Shareholders’ Reports	35
Trustees’ Fees and Expenses	1
Total Expenses	6,171
Net Investment Income	4,393
Realized Net Gain (Loss)
Investment Securities Sold[2,3]	501,012
Futures Contracts	9,041
Realized Net Gain (Loss)	510,053
Change in Unrealized Appreciation (Depreciation)
Investment Securities[2]	(224,651)
Futures Contracts	(280)
Change in Unrealized Appreciation (Depreciation)	(224,931)
Net Increase (Decrease) in Net Assets Resulting from Operations	289,515
1	Dividends are net of foreign withholding taxes of $57,000.
2	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the portfolio were $58,000, ($5,000), $2,000, and ($4,000), respectively. Purchases and sales are for temporary cash investment purposes.
3	Includes $80,408,000 of net gain (loss) resulting from in-kind redemptions.

Statement of Changes in Net Assets

	Year Ended December 31,
	2021 ($000)	2020 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	4,393	9,472
Realized Net Gain (Loss)	510,053	109,211
Change in Unrealized Appreciation (Depreciation)	(224,931)	270,236
Net Increase (Decrease) in Net Assets Resulting from Operations	289,515	388,919
Distributions
Total Distributions	(116,289)	(190,506)
Capital Share Transactions
Issued	169,090	190,807
Issued in Lieu of Cash Distributions	116,289	190,506
Redeemed	(645,010)	(560,869)
Net Increase (Decrease) from Capital Share Transactions	(359,631)	(179,556)
Total Increase (Decrease)	(186,405)	18,857
Net Assets
Beginning of Period	2,129,983	2,111,126
End of Period	1,943,578	2,129,983

See accompanying Notes, which are an integral part of the Financial Statements.
12

Small Company Growth Portfolio
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended December 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$24.49	$23.08	$20.30	$24.62	$21.50
Investment Operations
Net Investment Income[1]	.056	.102	.128	.123	.109
Net Realized and Unrealized Gain (Loss) on Investments	3.343	3.521	5.323	(1.563)	4.652
Total from Investment Operations	3.399	3.623	5.451	(1.440)	4.761
Distributions
Dividends from Net Investment Income	(.101)	(.143)	(.118)	(.103)	(.111)
Distributions from Realized Capital Gains	(1.288)	(2.070)	(2.553)	(2.777)	(1.530)
Total Distributions	(1.389)	(2.213)	(2.671)	(2.880)	(1.641)
Net Asset Value, End of Period	$26.50	$24.49	$23.08	$20.30	$24.62
Total Return	14.22%	23.18%	28.05%	-7.22%	23.46%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,944	$2,130	$2,111	$1,827	$1,750
Ratio of Total Expenses to Average Net Assets[2]	0.30%	0.30%	0.32%	0.32%	0.34%
Ratio of Net Investment Income to Average Net Assets	0.21%	0.52%	0.59%	0.52%	0.48%
Portfolio Turnover Rate	57%[3]	53%	58%	66%	93%
1	Calculated based on average shares outstanding.
2	Includes performance-based investment advisory fee increases (decreases) of (0.02%), (0.02%), 0.01%, 0.01%, and 0.00%.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the portfolio’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.
13

Small Company Growth Portfolio
Notes to Financial Statements
The Small Company Growth Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio's shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the portfolio and thus portfolio performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the portfolio’s pricing time. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities.
Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.
2. Futures Contracts: The portfolio uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The portfolio may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the portfolio trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended December 31, 2021, the portfolio’s average investments in long and short futures contracts represented 3% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The portfolio’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the portfolio’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the portfolio’s financial statements.
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
14

Small Company Growth Portfolio
5. Securities Lending: To earn additional income, the portfolio lends its securities to qualified institutional borrowers. Security loans are subject to termination by the portfolio at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The portfolio further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the portfolio may experience delays and costs in recovering the securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the portfolio is entitled to all distributions made on or in respect of the loaned securities.
6. Credit Facilities and Interfund Lending Program: The portfolio and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the portfolio’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the portfolio and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the portfolio may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the portfolio’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended December 31, 2021, the portfolio did not utilize the credit facilities or the Interfund Lending Program.
7. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
B.	The investment advisory firm ArrowMark Colorado Holdings, LLC, provides investment advisory services to a portion of the portfolio for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of ArrowMark Colorado Holdings, LLC, is subject to quarterly adjustments based on performance relative to the Russell 2500 Growth Index since March 31, 2016.
Vanguard provides investment advisory services to a portion of the portfolio as described below; the portfolio paid Vanguard advisory fees of $865,000 for the year ended December 31, 2021.
15

Small Company Growth Portfolio
For the year ended December 31, 2021, the aggregate investment advisory fee paid to all advisors represented an effective annual basic rate of 0.14% of the portfolio’s average net assets, before a net decrease of $417,000 (0.02%) based on performance.
C.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the portfolio may invest up to 0.40% of its net assets as capital in Vanguard. At December 31, 2021, the portfolio had contributed to Vanguard capital in the amount of $64,000, representing less than 0.01% of the portfolio’s net assets and 0.03% of Vanguard’s capital received pursuant to the FSA. The portfolio’s trustees and officers are also directors and employees, respectively, of Vanguard.
D.	Various inputs may be used to determine the value of the portfolio’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
At December 31, 2021, 100% of the market value of the portfolio’s investments and derivatives was determined based on Level 1 inputs.
E.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for in-kind redemptions and passive foreign investment companies were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	80,392
Total Distributable Earnings (Loss)	(80,392)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; and the recognition of unrealized gains or losses from certain derivative contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	117,858
Undistributed Long-Term Gains	316,439
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	193,117
16

Small Company Growth Portfolio
The tax character of distributions paid was as follows:
	Year Ended December 31,
	2021 Amount ($000)	2020 Amount ($000)
Ordinary Income*	75,873	15,395
Long-Term Capital Gains	40,416	175,111
Total	116,289	190,506
*	Includes short-term capital gains, if any.
As of December 31, 2021, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	1,752,960
Gross Unrealized Appreciation	406,647
Gross Unrealized Depreciation	(213,530)
Net Unrealized Appreciation (Depreciation)	193,117
F.	During the year ended December 31, 2021, the portfolio purchased $1,120,179,000 of investment securities and sold $1,613,025,000 of investment securities, other than temporary cash investments. Purchases and sales include $0 and $232,568,000, respectively, in connection with in-kind purchases and redemptions of the fund's capital shares.
The portfolio purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended December 31, 2021, such purchases were $995,000 and sales were $3,110,000, resulting in net realized gain of $1,760,000; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
G.	Capital shares issued and redeemed were:

	Year Ended December 31,
	2021 Shares (000)	2020 Shares (000)

Issued	6,408	10,624
Issued in Lieu of Cash Distributions	4,650	13,855
Redeemed	(24,681)	(28,989)
Net Increase (Decrease) in Shares Outstanding	(13,623)	(4,510)
At December 31, 2021, one shareholder (an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders) was the record or beneficial owner of 52% of the portfolio’s net assets. If this shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio, cause the portfolio to incur higher transaction costs, or lead to the realization of taxable capital gains.
H.	Management has determined that no events or transactions occurred subsequent to December 31, 2021, that would require recognition or disclosure in these financial statements.
17

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Vanguard Variable Insurance Funds and Shareholders of Small Company Growth Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Small Company Growth Portfolio (one of the portfolios constituting Vanguard Variable Insurance Funds, referred to hereafter as the "Portfolio") as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statement of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from the transfer agent or brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 16, 2022
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
18

Special 2021 tax information (unaudited) for corporate shareholders only for Small Company Growth Portfolio, a portfolio of Vanguard Variable Insurance Funds
For corporate shareholders, 7.7% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.
The portfolio distributed $40,416,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.
19

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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 217 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA. Trustee and vice chair of The Shipley School.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the board of directors of Out & Equal (2002–2006), the advisory board of the University of California, Berkeley School of Engineering (2020–present), and the advisory board of Santa Clara University’s Leavey School of Business (2018–present).
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.
Amy Gutmann
Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: adjunct professor of finance at the University of Notre Dame (2020–present). Chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Assistant professor (retired June 2020) of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of superintendence of the Institute for the Works of Religion, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law (2021–present), professor (2020–present), Distinguished Fellow of the Global Financial Markets Center (2020–present), and Rubenstein Fellow (2017–2020) at Duke University. Trustee (2017–present) of Amherst College and member of Amherst College Investment Committee (2019–present). Member of the Regenerative Crisis Response Committee (2020–present).
David A. Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE
1 Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Energy Company (2013–present). Trustee of Common Fund (2019–present).
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.
Executive Officers
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
David Cermak
Born in 1960. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present) of each of the investment companies served by Vanguard. Managing director and head (2017–present) of Vanguard Investments Singapore. Managing director and head (2017–2019) of Vanguard Investments Hong Kong. Representative director and head (2014–2017) of Vanguard Investments Japan.
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
John E. Schadl
Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
John T. Marcante	Lauren Valente
Chris D. Mclsaac

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This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
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© 2022 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q690SCG 022022

Annual Report   |   December 31, 2021
Vanguard Variable Insurance Funds
Total Bond Market Index Portfolio

Contents
Your Portfolio’s Performance at a Glance	1
About Your Portfolio’s Expenses	2
Performance Summary	3
Financial Statements	5
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your portfolio are spelled out in the prospectus.

Your Portfolio’s Performance at a Glance
•	For the 12 months ended December 31, 2021, the Total Bond Market Index Portfolio returned –1.72%, in line with the –1.58% return of its benchmark, the Bloomberg U.S. Aggregate Float Adjusted Index. Please note that the portfolio’s returns are different from those in Vanguard Variable Annuity (and other plans that invest in the portfolio), which take into account insurance-related expenses.
•	The U.S. economy continued to heal over the period. Vaccination programs started rolling out early in the year, enabling more workers to return to the labor force and helping some hard-hit sectors such as hospitality, leisure, and travel. Bond yields ended the period higher, however, amid the spread of new COVID-19 variants, a surge in inflation, and Federal Reserve monetary policy turning less accommodative.
•	With yields rising and prices falling, U.S. Treasuries posted a return of –2.32%. Mortgage-based and corporate bonds fared better, returning –1.05% and –1.04%, respectively. (Returns are from components of the Bloomberg U.S. Aggregate Bond Index.)
•	By credit quality, lower-rated investment-grade bonds generally did better than higher-rated ones; by maturity, longer-dated bonds trailed those with shorter maturities.
•	Over the past decade, the portfolio recorded an average annual return of a little less than 3%, in line with its benchmark index.
Market Barometer
Average Annual Total Returns Periods Ended December 31, 2021
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	26.45%	26.21%	18.43%
Russell 2000 Index (Small-caps)	14.82	20.02	12.02
Russell 3000 Index (Broad U.S. market)	25.66	25.79	17.97
FTSE All-World ex US Index (International)	8.36	13.66	9.89
Bonds
Bloomberg U.S. Aggregate Bond Index (Broad taxable market)	-1.54%	4.79%	3.57%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	1.52	4.73	4.17
FTSE Three-Month U.S. Treasury Bill Index	0.05	0.95	1.11
CPI
Consumer Price Index	7.04%	3.53%	2.92%

About Your Portfolio’s Expenses
As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio's gross income, directly reduce the investment return of the portfolio.
A portfolio's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your portfolio's costs in two ways:
•	Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the portfolio's actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio's costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio's actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the portfolio's expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your portfolio's current prospectus.
Six Months Ended December 31, 2021
Total Bond Market Index Portfolio	Beginning Account Value 6/30/2021	Ending Account Value 12/31/2021	Expenses Paid During Period
Based on Actual Portfolio Return	$1,000.00	$999.20	$0.71
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.50	0.71
The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.14%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

Total Bond Market Index Portfolio
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio's returns would be lower.
Cumulative Performance: December 31, 2011, Through December 31, 2021
Initial Investment of $10,000
		Average Annual Total Returns Periods Ended December 31, 2021
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Total Bond Market Index Portfolio	-1.72%	3.50%	2.77%	$13,141
Bloomberg U.S. Aggregate Float Adjusted Index	-1.58	3.64	2.94	13,356

See Financial Highlights for dividend and capital gains information.

Total Bond Market Index Portfolio
Portfolio Allocation
As of December 31, 2021
Asset-Backed/Commercial Mortgage-Backed Securities	2.7%
Corporate Bonds	28.7
Sovereign Bonds	3.7
Taxable Municipal Bonds	0.7
U.S. Government and Agency Obligations	64.2
The table reflects the portfolio’s investments, except for short-term investments. The agency and mortgage-backed securities may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.
The portfolio may invest in derivatives (such as futures and swap contracts) for various reasons, including, but not limited to, attempting to remain fully invested and tracking its target index as closely as possible.

Total Bond Market Index Portfolio
Financial Statements
Schedule of Investments
As of December 31, 2021
The portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The portfolio’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
U.S. Government and Agency Obligations (63.9%)
U.S. Government Securities (42.7%)
United States Treasury Note/Bond	1.625%	11/15/22	8,320	8,408
United States Treasury Note/Bond	7.625%	11/15/22	40	42
United States Treasury Note/Bond	0.125%	11/30/22	10,620	10,595
United States Treasury Note/Bond	1.625%	12/15/22	7,625	7,714
United States Treasury Note/Bond	0.125%	12/31/22	460	459
United States Treasury Note/Bond	0.125%	1/31/23	5,776	5,756
United States Treasury Note/Bond	2.000%	2/15/23	8,298	8,441
United States Treasury Note/Bond	7.125%	2/15/23	1,690	1,814
United States Treasury Note/Bond	0.125%	2/28/23	667	664
United States Treasury Note/Bond	1.500%	2/28/23	2,889	2,923
United States Treasury Note/Bond	0.500%	3/15/23	12,726	12,728
United States Treasury Note/Bond	0.125%	3/31/23	10,249	10,199
United States Treasury Note/Bond	1.500%	3/31/23	7,005	7,089
United States Treasury Note/Bond	2.500%	3/31/23	6,770	6,936
United States Treasury Note/Bond	0.250%	4/15/23	8,425	8,396
United States Treasury Note/Bond	0.125%	4/30/23	770	766
United States Treasury Note/Bond	1.625%	4/30/23	215	218
United States Treasury Note/Bond	2.750%	4/30/23	3,500	3,602
United States Treasury Note/Bond	0.125%	5/15/23	4,220	4,196
United States Treasury Note/Bond	1.750%	5/15/23	7,400	7,520
United States Treasury Note/Bond	0.125%	5/31/23	9,925	9,863
United States Treasury Note/Bond	1.625%	5/31/23	3,585	3,638
United States Treasury Note/Bond	2.750%	5/31/23	5,850	6,030
United States Treasury Note/Bond	0.250%	6/15/23	13,420	13,357
United States Treasury Note/Bond	0.125%	6/30/23	7,825	7,771
United States Treasury Note/Bond	1.375%	6/30/23	5,050	5,109
United States Treasury Note/Bond	2.625%	6/30/23	5,398	5,561
United States Treasury Note/Bond	0.125%	7/15/23	21,859	21,699
United States Treasury Note/Bond	0.125%	7/31/23	12,118	12,021
United States Treasury Note/Bond	1.250%	7/31/23	2,630	2,656
United States Treasury Note/Bond	2.750%	7/31/23	3,555	3,674
United States Treasury Note/Bond	0.125%	8/15/23	5,695	5,648
United States Treasury Note/Bond	2.500%	8/15/23	5,400	5,561
United States Treasury Note/Bond	6.250%	8/15/23	6,565	7,154
United States Treasury Note/Bond	0.125%	8/31/23	16,475	16,328
United States Treasury Note/Bond	1.375%	8/31/23	10,235	10,355
United States Treasury Note/Bond	2.750%	8/31/23	4,860	5,027
United States Treasury Note/Bond	0.125%	9/15/23	10,870	10,770
United States Treasury Note/Bond	0.250%	9/30/23	12,490	12,402
United States Treasury Note/Bond	1.375%	9/30/23	2,315	2,343
United States Treasury Note/Bond	2.875%	9/30/23	4,309	4,473
United States Treasury Note/Bond	0.125%	10/15/23	3,605	3,569
United States Treasury Note/Bond	0.375%	10/31/23	1,090	1,084
United States Treasury Note/Bond	1.625%	10/31/23	3,750	3,813
United States Treasury Note/Bond	2.875%	10/31/23	9,503	9,877
United States Treasury Note/Bond	0.250%	11/15/23	1,040	1,031
United States Treasury Note/Bond	2.750%	11/15/23	4,261	4,421
United States Treasury Note/Bond	0.500%	11/30/23	11,843	11,797
United States Treasury Note/Bond	2.125%	11/30/23	6,150	6,314
United States Treasury Note/Bond	2.875%	11/30/23	344	358
United States Treasury Note/Bond	0.125%	12/15/23	22,604	22,343
United States Treasury Note/Bond	2.250%	12/31/23	2,267	2,335
United States Treasury Note/Bond	2.625%	12/31/23	7,337	7,610
United States Treasury Note/Bond	0.125%	1/15/24	5,920	5,845
United States Treasury Note/Bond	2.250%	1/31/24	3,215	3,313
United States Treasury Note/Bond	2.500%	1/31/24	9,419	9,756
United States Treasury Note/Bond	0.125%	2/15/24	7,010	6,919
United States Treasury Note/Bond	2.750%	2/15/24	10,710	11,155
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
United States Treasury Note/Bond	2.125%	2/29/24	8,725	8,976
United States Treasury Note/Bond	2.375%	2/29/24	6,712	6,941
United States Treasury Note/Bond	0.250%	3/15/24	16,259	16,066
United States Treasury Note/Bond	2.125%	3/31/24	11,446	11,779
United States Treasury Note/Bond	0.375%	4/15/24	7,645	7,567
United States Treasury Note/Bond	2.000%	4/30/24	1,260	1,294
United States Treasury Note/Bond	2.250%	4/30/24	7,559	7,806
United States Treasury Note/Bond	0.250%	5/15/24	7,700	7,595
United States Treasury Note/Bond	2.500%	5/15/24	12,130	12,598
United States Treasury Note/Bond	2.000%	5/31/24	11,547	11,865
United States Treasury Note/Bond	0.250%	6/15/24	11,780	11,607
United States Treasury Note/Bond	1.750%	6/30/24	8,060	8,235
United States Treasury Note/Bond	2.000%	6/30/24	4,955	5,092
United States Treasury Note/Bond	0.375%	7/15/24	9,735	9,613
United States Treasury Note/Bond	1.750%	7/31/24	9,127	9,331
United States Treasury Note/Bond	2.125%	7/31/24	4,736	4,886
United States Treasury Note/Bond	0.375%	8/15/24	12,985	12,813
United States Treasury Note/Bond	2.375%	8/15/24	11,564	12,005
United States Treasury Note/Bond	1.250%	8/31/24	10,625	10,721
United States Treasury Note/Bond	1.875%	8/31/24	4,655	4,772
United States Treasury Note/Bond	0.375%	9/15/24	9,330	9,197
United States Treasury Note/Bond	1.500%	9/30/24	5,785	5,877
United States Treasury Note/Bond	2.125%	9/30/24	3,394	3,504
United States Treasury Note/Bond	0.625%	10/15/24	8,830	8,758
United States Treasury Note/Bond	1.500%	10/31/24	9,070	9,212
United States Treasury Note/Bond	2.250%	10/31/24	5,980	6,197
United States Treasury Note/Bond	0.750%	11/15/24	9,540	9,488
United States Treasury Note/Bond	2.250%	11/15/24	12,681	13,145
United States Treasury Note/Bond	7.500%	11/15/24	25	30
United States Treasury Note/Bond	1.500%	11/30/24	7,847	7,970
United States Treasury Note/Bond	2.125%	11/30/24	10,054	10,388
United States Treasury Note/Bond	1.000%	12/15/24	3,850	3,854
United States Treasury Note/Bond	1.750%	12/31/24	14,765	15,100
United States Treasury Note/Bond	2.250%	12/31/24	5,095	5,285
United States Treasury Note/Bond	1.375%	1/31/25	4,905	4,961
United States Treasury Note/Bond	2.500%	1/31/25	6,340	6,627
United States Treasury Note/Bond	2.000%	2/15/25	8,625	8,882
United States Treasury Note/Bond	1.125%	2/28/25	5,386	5,405
United States Treasury Note/Bond	2.750%	2/28/25	2,513	2,648
United States Treasury Note/Bond	0.500%	3/31/25	23,074	22,688
United States Treasury Note/Bond	2.625%	3/31/25	1,961	2,061
United States Treasury Note/Bond	0.375%	4/30/25	5,094	4,980
United States Treasury Note/Bond	2.875%	4/30/25	4,060	4,301
United States Treasury Note/Bond	2.125%	5/15/25	12,735	13,181
United States Treasury Note/Bond	0.250%	5/31/25	9,593	9,329
United States Treasury Note/Bond	2.875%	5/31/25	6,350	6,732
United States Treasury Note/Bond	0.250%	6/30/25	9,064	8,805
United States Treasury Note/Bond	2.750%	6/30/25	4,880	5,158
United States Treasury Note/Bond	0.250%	7/31/25	8,797	8,532
United States Treasury Note/Bond	2.875%	7/31/25	5,105	5,425
United States Treasury Note/Bond	2.000%	8/15/25	14,580	15,034
United States Treasury Note/Bond	6.875%	8/15/25	2,085	2,510
United States Treasury Note/Bond	0.250%	8/31/25	6,080	5,889
United States Treasury Note/Bond	2.750%	8/31/25	6,385	6,753
United States Treasury Note/Bond	0.250%	9/30/25	5,675	5,494
United States Treasury Note/Bond	0.250%	10/31/25	7,765	7,504
United States Treasury Note/Bond	3.000%	10/31/25	4,015	4,294
United States Treasury Note/Bond	2.250%	11/15/25	10,421	10,854
United States Treasury Note/Bond	0.375%	11/30/25	12,230	11,859
United States Treasury Note/Bond	2.875%	11/30/25	6,285	6,697
United States Treasury Note/Bond	0.375%	12/31/25	4,993	4,839

Total Bond Market Index Portfolio
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
United States Treasury Note/Bond	2.625%	12/31/25	4,165	4,404
United States Treasury Note/Bond	0.375%	1/31/26	12,245	11,847
United States Treasury Note/Bond	2.625%	1/31/26	4,700	4,970
United States Treasury Note/Bond	1.625%	2/15/26	10,836	11,021
United States Treasury Note/Bond	0.500%	2/28/26	4,701	4,567
United States Treasury Note/Bond	0.750%	3/31/26	11,152	10,939
United States Treasury Note/Bond	2.250%	3/31/26	6,250	6,518
United States Treasury Note/Bond	0.750%	4/30/26	2,731	2,676
United States Treasury Note/Bond	2.375%	4/30/26	4,780	5,013
United States Treasury Note/Bond	1.625%	5/15/26	10,789	10,969
United States Treasury Note/Bond	0.750%	5/31/26	11,025	10,799
United States Treasury Note/Bond	2.125%	5/31/26	4,595	4,772
United States Treasury Note/Bond	0.875%	6/30/26	3,977	3,914
United States Treasury Note/Bond	1.875%	6/30/26	3,535	3,634
United States Treasury Note/Bond	0.625%	7/31/26	16,500	16,041
United States Treasury Note/Bond	1.875%	7/31/26	6,966	7,163
United States Treasury Note/Bond	1.500%	8/15/26	10,068	10,182
United States Treasury Note/Bond	6.750%	8/15/26	630	784
United States Treasury Note/Bond	0.750%	8/31/26	12,214	11,939
United States Treasury Note/Bond	1.375%	8/31/26	3,100	3,118
United States Treasury Note/Bond	0.875%	9/30/26	1,040	1,022
United States Treasury Note/Bond	1.625%	9/30/26	5,215	5,303
United States Treasury Note/Bond	1.125%	10/31/26	9,930	9,865
United States Treasury Note/Bond	1.625%	10/31/26	7,825	7,957
United States Treasury Note/Bond	2.000%	11/15/26	11,221	11,607
United States Treasury Note/Bond	6.500%	11/15/26	765	953
United States Treasury Note/Bond	1.250%	11/30/26	10,220	10,215
United States Treasury Note/Bond	1.625%	11/30/26	7,070	7,189
United States Treasury Note/Bond	1.250%	12/31/26	14,175	14,160
United States Treasury Note/Bond	1.750%	12/31/26	4,983	5,099
United States Treasury Note/Bond	1.500%	1/31/27	1,335	1,350
United States Treasury Note/Bond	2.250%	2/15/27	6,372	6,674
United States Treasury Note/Bond	6.625%	2/15/27	65	82
United States Treasury Note/Bond	1.125%	2/28/27	15,383	15,258
United States Treasury Note/Bond	0.625%	3/31/27	13,268	12,825
United States Treasury Note/Bond	0.500%	4/30/27	4,290	4,114
United States Treasury Note/Bond	2.375%	5/15/27	8,831	9,319
United States Treasury Note/Bond	0.500%	5/31/27	10,505	10,059
United States Treasury Note/Bond	0.500%	6/30/27	12,990	12,426
United States Treasury Note/Bond	0.375%	7/31/27	12,560	11,930
United States Treasury Note/Bond	2.250%	8/15/27	8,422	8,833
United States Treasury Note/Bond	6.375%	8/15/27	185	235
United States Treasury Note/Bond	0.500%	8/31/27	10,825	10,328
United States Treasury Note/Bond	0.375%	9/30/27	7,875	7,454
United States Treasury Note/Bond	0.500%	10/31/27	12,115	11,532
United States Treasury Note/Bond	2.250%	11/15/27	11,502	12,075
United States Treasury Note/Bond	6.125%	11/15/27	1,839	2,334
United States Treasury Note/Bond	0.625%	11/30/27	14,303	13,697
United States Treasury Note/Bond	0.625%	12/31/27	11,975	11,459
United States Treasury Note/Bond	0.750%	1/31/28	12,285	11,832
United States Treasury Note/Bond	2.750%	2/15/28	7,480	8,082
United States Treasury Note/Bond	1.125%	2/29/28	8,260	8,140
United States Treasury Note/Bond	1.250%	3/31/28	11,761	11,658
United States Treasury Note/Bond	1.250%	4/30/28	10,814	10,716
United States Treasury Note/Bond	2.875%	5/15/28	12,080	13,159
United States Treasury Note/Bond	1.250%	5/31/28	8,590	8,505
United States Treasury Note/Bond	1.250%	6/30/28	11,621	11,503
United States Treasury Note/Bond	1.000%	7/31/28	11,480	11,175
United States Treasury Note/Bond	2.875%	8/15/28	13,082	14,288
United States Treasury Note/Bond	5.500%	8/15/28	1,745	2,192
United States Treasury Note/Bond	1.125%	8/31/28	10,310	10,113
United States Treasury Note/Bond	1.250%	9/30/28	9,867	9,753
United States Treasury Note/Bond	1.375%	10/31/28	12,825	12,773
United States Treasury Note/Bond	3.125%	11/15/28	11,328	12,592
United States Treasury Note/Bond	5.250%	11/15/28	1,655	2,069
United States Treasury Note/Bond	1.500%	11/30/28	11,495	11,542
United States Treasury Note/Bond	1.375%	12/31/28	3,715	3,699
United States Treasury Note/Bond	2.625%	2/15/29	13,033	14,088
United States Treasury Note/Bond	2.375%	5/15/29	11,127	11,861
United States Treasury Note/Bond	1.625%	8/15/29	7,065	7,165
United States Treasury Note/Bond	1.750%	11/15/29	6,891	7,061
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
United States Treasury Note/Bond	1.500%	2/15/30	11,954	12,012
United States Treasury Note/Bond	0.625%	5/15/30	16,472	15,399
United States Treasury Note/Bond	6.250%	5/15/30	1,350	1,861
United States Treasury Note/Bond	0.625%	8/15/30	20,552	19,161
United States Treasury Note/Bond	0.875%	11/15/30	23,561	22,390
United States Treasury Note/Bond	1.125%	2/15/31	23,059	22,374
United States Treasury Note/Bond	5.375%	2/15/31	1,540	2,057
United States Treasury Note/Bond	1.625%	5/15/31	22,564	22,839
United States Treasury Note/Bond	1.250%	8/15/31	22,334	21,825
United States Treasury Note/Bond	1.375%	11/15/31	17,125	16,900
United States Treasury Note/Bond	4.750%	2/15/37	1,600	2,267
United States Treasury Note/Bond	5.000%	5/15/37	1,250	1,818
United States Treasury Note/Bond	4.375%	2/15/38	1,050	1,444
United States Treasury Note/Bond	4.500%	5/15/38	1,259	1,757
United States Treasury Note/Bond	3.500%	2/15/39	1,320	1,653
United States Treasury Note/Bond	4.250%	5/15/39	2,247	3,075
United States Treasury Note/Bond	4.500%	8/15/39	2,516	3,546
United States Treasury Note/Bond	4.375%	11/15/39	2,742	3,816
United States Treasury Note/Bond	4.625%	2/15/40	2,550	3,656
United States Treasury Note/Bond	1.125%	5/15/40	7,810	6,831
United States Treasury Note/Bond	4.375%	5/15/40	2,735	3,820
United States Treasury Note/Bond	1.125%	8/15/40	10,605	9,238
United States Treasury Note/Bond	3.875%	8/15/40	3,015	3,967
United States Treasury Note/Bond	1.375%	11/15/40	11,759	10,688
United States Treasury Note/Bond	4.250%	11/15/40	3,295	4,546
United States Treasury Note/Bond	1.875%	2/15/41	14,383	14,212
United States Treasury Note/Bond	4.750%	2/15/41	2,556	3,753
United States Treasury Note/Bond	2.250%	5/15/41	11,530	12,093
United States Treasury Note/Bond	4.375%	5/15/41	1,904	2,681
United States Treasury Note/Bond	1.750%	8/15/41	13,391	12,954
United States Treasury Note/Bond	3.750%	8/15/41	2,825	3,685
United States Treasury Note/Bond	2.000%	11/15/41	10,065	10,161
United States Treasury Note/Bond	3.125%	11/15/41	2,701	3,243
United States Treasury Note/Bond	3.125%	2/15/42	2,931	3,527
United States Treasury Note/Bond	3.000%	5/15/42	2,720	3,218
United States Treasury Note/Bond	2.750%	8/15/42	3,395	3,866
United States Treasury Note/Bond	2.750%	11/15/42	5,746	6,542
United States Treasury Note/Bond	3.125%	2/15/43	4,750	5,723
United States Treasury Note/Bond	2.875%	5/15/43	800	929
United States Treasury Note/Bond	3.625%	8/15/43	5,305	6,878
United States Treasury Note/Bond	3.750%	11/15/43	700	925
United States Treasury Note/Bond	3.625%	2/15/44	5,452	7,091
United States Treasury Note/Bond	3.375%	5/15/44	7,299	9,188
United States Treasury Note/Bond	3.125%	8/15/44	7,731	9,380
United States Treasury Note/Bond	3.000%	11/15/44	8,262	9,850
United States Treasury Note/Bond	2.500%	2/15/45	9,220	10,135
United States Treasury Note/Bond	3.000%	5/15/45	5,052	6,040
United States Treasury Note/Bond	2.875%	8/15/45	4,991	5,859
United States Treasury Note/Bond	3.000%	11/15/45	1,914	2,298
United States Treasury Note/Bond	2.500%	2/15/46	3,515	3,880
United States Treasury Note/Bond	2.500%	5/15/46	7,246	8,007
United States Treasury Note/Bond	2.250%	8/15/46	6,111	6,456
United States Treasury Note/Bond	2.875%	11/15/46	9,775	11,562
United States Treasury Note/Bond	3.000%	2/15/47	6,495	7,863
United States Treasury Note/Bond	3.000%	5/15/47	7,293	8,850
United States Treasury Note/Bond	2.750%	8/15/47	6,988	8,130
United States Treasury Note/Bond	2.750%	11/15/47	908	1,057
United States Treasury Note/Bond	3.000%	2/15/48	8,479	10,346
United States Treasury Note/Bond	3.125%	5/15/48	8,984	11,225
United States Treasury Note/Bond	3.000%	8/15/48	9,510	11,628
United States Treasury Note/Bond	3.375%	11/15/48	4,940	6,464
United States Treasury Note/Bond	3.000%	2/15/49	9,444	11,604
United States Treasury Note/Bond	2.875%	5/15/49	2,250	2,709
United States Treasury Note/Bond	2.250%	8/15/49	5,029	5,384
United States Treasury Note/Bond	2.375%	11/15/49	5,091	5,593
United States Treasury Note/Bond	2.000%	2/15/50	9,144	9,283
United States Treasury Note/Bond	1.250%	5/15/50	14,941	12,681
United States Treasury Note/Bond	1.375%	8/15/50	13,666	11,966
United States Treasury Note/Bond	1.625%	11/15/50	15,996	14,891
United States Treasury Note/Bond	1.875%	2/15/51	15,234	15,072
United States Treasury Note/Bond	2.375%	5/15/51	17,475	19,304

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	United States Treasury Note/Bond	2.000%	8/15/51	16,510	16,830
	United States Treasury Note/Bond	1.875%	11/15/51	10,720	10,635
					2,081,636
Agency Bonds and Notes (1.3%)
	Federal Farm Credit Banks Funding Corp.	0.125%	2/3/23	750	747
	Federal Farm Credit Banks Funding Corp.	0.125%	4/13/23	1,000	995
	Federal Farm Credit Banks Funding Corp.	0.125%	5/10/23	475	472
	Federal Farm Credit Banks Funding Corp.	1.770%	6/26/23	150	153
	Federal Farm Credit Banks Funding Corp.	0.500%	12/1/23	200	199
	Federal Farm Credit Banks Funding Corp.	3.500%	12/20/23	75	79
	Federal Farm Credit Banks Funding Corp.	0.250%	2/26/24	600	593
	Federal Farm Credit Banks Funding Corp.	0.875%	11/18/24	175	174
	Federal Home Loan Banks	1.375%	2/17/23	800	808
	Federal Home Loan Banks	2.125%	3/10/23	970	989
	Federal Home Loan Banks	0.125%	3/17/23	1,000	996
	Federal Home Loan Banks	0.125%	6/2/23	3,655	3,632
	Federal Home Loan Banks	0.125%	8/28/23	300	297
	Federal Home Loan Banks	0.500%	11/9/23	225	224
	Federal Home Loan Banks	2.500%	2/13/24	535	554
	Federal Home Loan Banks	1.500%	8/15/24	330	335
	Federal Home Loan Banks	0.500%	4/14/25	1,000	982
	Federal Home Loan Banks	0.375%	9/4/25	500	486
	Federal Home Loan Banks	3.250%	11/16/28	315	351
	Federal Home Loan Banks	5.500%	7/15/36	1,400	2,030
[1]	Federal Home Loan Mortgage Corp.	0.375%	4/20/23	1,200	1,198
[1]	Federal Home Loan Mortgage Corp.	0.375%	5/5/23	600	599
[1]	Federal Home Loan Mortgage Corp.	2.750%	6/19/23	500	516
[1]	Federal Home Loan Mortgage Corp.	0.250%	6/26/23	2,000	1,990
[1]	Federal Home Loan Mortgage Corp.	0.250%	8/24/23	1,650	1,639
[1]	Federal Home Loan Mortgage Corp.	0.250%	9/8/23	1,800	1,787
[1]	Federal Home Loan Mortgage Corp.	0.125%	10/16/23	1,000	990
[1]	Federal Home Loan Mortgage Corp.	0.250%	11/6/23	1,000	991
[1]	Federal Home Loan Mortgage Corp.	0.250%	12/4/23	1,500	1,486
[1]	Federal Home Loan Mortgage Corp.	1.500%	2/12/25	1,200	1,217
[1]	Federal Home Loan Mortgage Corp.	0.375%	7/21/25	1,500	1,461
[1]	Federal Home Loan Mortgage Corp.	0.375%	9/23/25	2,000	1,943
[1]	Federal Home Loan Mortgage Corp.	6.750%	9/15/29	127	175
[1]	Federal Home Loan Mortgage Corp.	6.750%	3/15/31	1,525	2,185
[1]	Federal Home Loan Mortgage Corp.	6.250%	7/15/32	502	719
[1]	Federal National Mortgage Assn.	2.375%	1/19/23	2,394	2,443
[1]	Federal National Mortgage Assn.	0.250%	5/22/23	1,200	1,195
[1]	Federal National Mortgage Assn.	0.250%	7/10/23	2,000	1,989
[1]	Federal National Mortgage Assn.	2.875%	9/12/23	400	415
[1]	Federal National Mortgage Assn.	0.250%	11/27/23	1,000	991
[1]	Federal National Mortgage Assn.	2.500%	2/5/24	975	1,009
[1]	Federal National Mortgage Assn.	1.750%	7/2/24	1,028	1,049
[1]	Federal National Mortgage Assn.	2.625%	9/6/24	160	167
[1]	Federal National Mortgage Assn.	1.625%	10/15/24	970	987
[1]	Federal National Mortgage Assn.	1.625%	1/7/25	1,300	1,323
[1]	Federal National Mortgage Assn.	0.625%	4/22/25	1,000	986
[1]	Federal National Mortgage Assn.	0.500%	6/17/25	1,000	980
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1]	Federal National Mortgage Assn.	0.375%	8/25/25	2,000	1,945
[1]	Federal National Mortgage Assn.	0.500%	11/7/25	2,000	1,947
[1]	Federal National Mortgage Assn.	2.125%	4/24/26	575	596
[1]	Federal National Mortgage Assn.	1.875%	9/24/26	500	514
[1]	Federal National Mortgage Assn.	0.750%	10/8/27	1,000	962
[1]	Federal National Mortgage Assn.	6.250%	5/15/29	175	232
[1]	Federal National Mortgage Assn.	7.125%	1/15/30	925	1,311
[1]	Federal National Mortgage Assn.	7.250%	5/15/30	300	433
[1]	Federal National Mortgage Assn.	0.875%	8/5/30	1,000	941
[1]	Federal National Mortgage Assn.	6.625%	11/15/30	300	423
[1]	Federal National Mortgage Assn.	5.625%	7/15/37	275	410
	Private Export Funding Corp.	3.550%	1/15/24	100	105
	Private Export Funding Corp.	2.450%	7/15/24	100	103
	Private Export Funding Corp.	1.750%	11/15/24	75	76
	Private Export Funding Corp.	3.250%	6/15/25	50	53
	Private Export Funding Corp.	1.400%	7/15/28	175	171
	Tennessee Valley Authority	2.875%	9/15/24	191	200
	Tennessee Valley Authority	0.750%	5/15/25	200	197
	Tennessee Valley Authority	6.750%	11/1/25	134	161
	Tennessee Valley Authority	7.125%	5/1/30	1,000	1,422
	Tennessee Valley Authority	1.500%	9/15/31	550	539
	Tennessee Valley Authority	4.650%	6/15/35	175	226
	Tennessee Valley Authority	5.880%	4/1/36	250	365
	Tennessee Valley Authority	5.500%	6/15/38	100	144
	Tennessee Valley Authority	5.250%	9/15/39	412	584
	Tennessee Valley Authority	4.875%	1/15/48	100	144
	Tennessee Valley Authority	5.375%	4/1/56	50	81
	Tennessee Valley Authority	4.625%	9/15/60	180	270
	Tennessee Valley Authority	4.250%	9/15/65	200	287
					62,368
Conventional Mortgage-Backed Securities (19.9%)
[1,2]	Fannie Mae Pool	6.500%	9/1/32	14	15
[1,2]	Freddie Mac Gold Pool	2.000%	8/1/28– 12/1/31	363	372
[1,2]	Freddie Mac Gold Pool	2.500%	4/1/27– 2/1/43	6,802	7,048
[1,2]	Freddie Mac Gold Pool	3.000%	10/1/26– 8/1/47	21,923	22,971
[1,2]	Freddie Mac Gold Pool	3.500%	9/1/25– 11/1/48	24,236	25,846
[1,2]	Freddie Mac Gold Pool	4.000%	6/1/24– 11/1/48	13,438	14,538
[1,2]	Freddie Mac Gold Pool	4.500%	5/1/23– 10/1/48	7,136	7,791
[1,2]	Freddie Mac Gold Pool	5.000%	1/1/22– 11/1/48	2,025	2,269
[1,2]	Freddie Mac Gold Pool	5.500%	7/1/22– 6/1/41	1,603	1,826
[1,2]	Freddie Mac Gold Pool	6.000%	1/1/28– 3/1/39	1,152	1,356
[1,2]	Freddie Mac Gold Pool	6.500%	8/1/23– 4/1/39	385	436
[1,2]	Freddie Mac Gold Pool	7.000%	4/1/23– 2/1/37	94	106
[1,2]	Freddie Mac Gold Pool	7.500%	1/1/23– 4/1/28	5	6
[1,2]	Freddie Mac Gold Pool	8.000%	11/1/24– 7/1/30	6	8
[1,2]	Freddie Mac Gold Pool	8.500%	7/1/24– 11/1/30	5	7
[1,2]	Freddie Mac Gold Pool	9.000%	5/1/27– 5/1/30	2	2
[2,3]	Ginnie Mae	2.000%	1/21/52	2,595	2,618
[2,3]	Ginnie Mae	2.500%	1/21/52	4,526	4,638
[2,3]	Ginnie Mae	3.000%	7/20/49	700	724
[2]	Ginnie Mae	5.000%	12/20/51	312	350
[2]	Ginnie Mae I Pool	3.000%	1/15/26– 12/15/45	1,520	1,575
[2]	Ginnie Mae I Pool	3.500%	11/15/25– 9/15/49	1,426	1,517
[2]	Ginnie Mae I Pool	4.000%	10/15/24– 11/15/47	1,535	1,669
[2]	Ginnie Mae I Pool	4.500%	10/15/24– 3/15/41	1,579	1,776

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	Ginnie Mae I Pool	5.000%	5/15/34– 4/15/41	1,317	1,499
[2]	Ginnie Mae I Pool	5.500%	1/15/32– 12/15/40	855	962
[2]	Ginnie Mae I Pool	6.000%	5/15/28– 3/15/40	586	651
[2]	Ginnie Mae I Pool	6.500%	11/15/23– 12/15/38	123	136
[2]	Ginnie Mae I Pool	7.000%	5/15/23– 10/15/31	36	39
[2]	Ginnie Mae I Pool	7.500%	4/15/22– 1/15/31	10	12
[2]	Ginnie Mae I Pool	8.000%	11/15/22– 10/15/30	9	9
[2]	Ginnie Mae II Pool	2.000%	8/20/50– 12/20/51	40,232	40,634
[2]	Ginnie Mae II Pool	2.500%	6/20/27– 12/20/51	34,869	35,789
[2]	Ginnie Mae II Pool	3.000%	2/20/27– 12/20/51	42,647	44,487
[2]	Ginnie Mae II Pool	3.500%	9/20/25– 10/20/50	32,872	34,712
[2]	Ginnie Mae II Pool	4.000%	9/20/25– 5/20/50	16,092	17,246
[2]	Ginnie Mae II Pool	4.500%	2/20/39– 9/20/49	8,187	8,827
[2]	Ginnie Mae II Pool	5.000%	12/20/32– 3/20/49	3,091	3,419
[2]	Ginnie Mae II Pool	5.500%	6/20/34– 9/20/41	633	737
[2]	Ginnie Mae II Pool	6.000%	3/20/33– 7/20/39	307	362
[2]	Ginnie Mae II Pool	6.500%	12/20/35– 11/20/39	117	138
[2]	Ginnie Mae II Pool	7.000%	8/20/36– 4/20/38	15	18
[1,2,3]	UMBS Pool	1.500%	7/1/35– 9/1/51	58,352	57,356
[1,2,3]	UMBS Pool	2.000%	11/1/23– 1/1/52	232,352	233,140
[1,2,3]	UMBS Pool	2.500%	1/1/27– 1/1/52	156,894	160,716
[1,2,3]	UMBS Pool	3.000%	11/1/25– 1/13/52	91,263	95,333
[1,2]	UMBS Pool	3.500%	9/1/25– 5/1/51	52,476	55,865
[1,2]	UMBS Pool	4.000%	2/1/24– 2/1/51	39,282	42,370
[1,2]	UMBS Pool	4.500%	11/1/22– 7/1/50	18,115	19,792
[1,2]	UMBS Pool	5.000%	9/1/22– 3/1/50	7,085	7,894
[1,2]	UMBS Pool	5.500%	6/1/22– 6/1/49	3,232	3,668
[1,2]	UMBS Pool	6.000%	2/1/22– 5/1/41	2,031	2,383
[1,2]	UMBS Pool	6.500%	12/1/23– 10/1/39	530	606
[1,2]	UMBS Pool	7.000%	6/1/23– 11/1/37	147	172
[1,2]	UMBS Pool	7.500%	11/1/22– 2/1/32	17	19
[1,2]	UMBS Pool	8.000%	6/1/22– 11/1/30	8	9
[1,2]	UMBS Pool	8.500%	7/1/22– 4/1/31	2	2
					968,466
Nonconventional Mortgage-Backed Securities (0.0%)
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.290%	1.627%	12/1/41	12	12
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.310%	1.560%	9/1/37	29	30
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.392%	1.638%	10/1/37	15	15
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.432%	1.681%	7/1/36	4	4
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.474%	1.831%	3/1/43	36	38
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.553%	1.804%	9/1/43	3	4
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.560%	2.318%	7/1/43	63	66
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.601%	1.882%	6/1/43	14	15
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.613%	1.988%	8/1/39	16	16
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.623%	1.998%	2/1/36	4	4
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.625%	1.847%	8/1/35	28	29
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.625%	1.873%	10/1/37	7	8
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.627%	2.002%	3/1/38	4	4
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.635%	1.885%	11/1/36	4	4
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.643%	2.006%	1/1/37	4	4
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.657%	1.921%	10/1/42	11	11
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.660%	1.910%	9/1/40	4	4
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.665%	1.915%	6/1/36	1	1
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.684%	1.935%	12/1/33	4	4
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.690%	1.940%	10/1/39– 9/1/42	31	32
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.690%	1.964%	5/1/40	6	6
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.693%	2.011%	11/1/39	5	5
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.695%	1.945%	7/1/39	3	4
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.698%	1.948%	8/1/40	10	10
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.700%	1.935%	1/1/42	16	17
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.700%	2.027%	12/1/40	9	10
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.700%	2.075%	7/1/37	4	4
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.701%	1.951%	10/1/42	12	12
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.705%	1.955%	11/1/39	3	3
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.722%	2.040%	5/1/42	15	16
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.729%	2.002%	9/1/34	3	3
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.736%	1.992%	9/1/43	21	22
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.739%	1.987%	6/1/41	3	3
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.747%	1.997%	7/1/41	19	21
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.750%	2.000%	10/1/40	5	6
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.771%	2.109%	5/1/42	5	5
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.780%	2.155%	2/1/41	5	5
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.781%	2.082%	7/1/42	10	10
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.792%	2.487%	8/1/42	29	30
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.795%	2.058%	3/1/42	12	13
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.795%	2.170%	3/1/42	13	14
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.805%	2.055%	11/1/41	15	15

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.810%	2.060%	11/1/33– 10/1/40	13	15
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.810%	2.185%	12/1/40	4	4
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.813%	2.054%	9/1/40	14	15
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.813%	2.063%	11/1/41	9	9
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.813%	2.083%	1/1/42	8	8
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.815%	2.065%	11/1/40– 12/1/41	21	22
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.815%	2.071%	5/1/41	9	9
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.815%	2.190%	2/1/41	8	8
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.819%	2.166%	3/1/41	12	12
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.820%	2.195%	12/1/40	2	2
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.823%	2.074%	12/1/39	7	7
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.824%	2.202%	2/1/41	6	6
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.825%	2.200%	3/1/41	8	8
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.830%	2.080%	6/1/41	13	14
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.830%	2.205%	4/1/41	14	14
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.835%	2.171%	1/1/40	7	8
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.840%	2.090%	8/1/39	8	9
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.874%	2.114%	5/1/40	3	3
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.880%	2.155%	11/1/34	5	6
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.909%	2.164%	4/1/37	6	6
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.912%	2.162%	5/1/36	3	3
[1,2,4]	Fannie Mae Pool, 1YR CMT + 2.155%	2.280%	12/1/37	15	15
[1,2,4]	Fannie Mae Pool, 1YR CMT + 2.313%	2.438%	1/1/35	10	10
[1,2,4]	Fannie Mae Pool, 6M USD LIBOR + 1.146%	1.183%	4/1/37	6	7
[1,2,4]	Fannie Mae Pool, 6M USD LIBOR + 1.840%	2.006%	8/1/37	10	10
[1,2,4]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.588%	1.781%	9/1/37	1	1
[1,2,4]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.625%	2.000%	1/1/38	2	2
[1,2,4]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.640%	1.890%	5/1/42	2	2
[1,2,4]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.640%	1.899%	12/1/36	8	8
[1,2,4]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.660%	1.910%	10/1/37	3	3
[1,2,4]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.695%	2.070%	2/1/37	5	6
[1,2,4]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.727%	2.102%	1/1/35	1	1
[1,2,4]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.743%	1.993%	12/1/36	13	13
[1,2,4]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.745%	2.120%	12/1/40	13	13
[1,2,4]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.750%	2.000%	5/1/38	1	1
[1,2,4]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.765%	2.015%	12/1/36	1	1
[1,2,4]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.798%	1.915%	12/1/34	3	3
[1,2,4]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.830%	2.125%	12/1/35	4	4
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1,2,4]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.861%	2.166%	2/1/42	5	5
[1,2,4]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.880%	2.130%	5/1/40– 6/1/41	14	16
[1,2,4]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.880%	2.132%	6/1/40	5	5
[1,2,4]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.880%	2.255%	12/1/40– 3/1/41	16	16
[1,2,4]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.889%	2.247%	2/1/42	4	4
[1,2,4]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.894%	2.145%	9/1/40	12	12
[1,2,4]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.900%	2.150%	6/1/40– 11/1/40	14	15
[1,2,4]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.910%	2.261%	1/1/41	2	2
[1,2,4]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.910%	2.285%	2/1/41	7	8
[1,2,4]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 2.006%	2.201%	5/1/37	9	9
[1,2,4]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 2.085%	2.460%	3/1/38	2	2
[1,2,4]	Freddie Mac Non Gold Pool, 1YR CMT + 2.250%	2.371%	11/1/34	15	15
[1,2,4]	Freddie Mac Non Gold Pool, 1YR CMT + 2.250%	2.375%	2/1/36– 5/1/36	7	7
[1,2,4]	Freddie Mac Non Gold Pool, 1YR CMT + 2.410%	2.533%	10/1/36	9	9
[1,2,4]	Freddie Mac Non Gold Pool, 6M USD LIBOR + 1.355%	1.480%	6/1/37	7	7
[2,4]	Ginnie Mae II Pool, 1YR CMT + 1.500%	1.625%	7/20/38– 8/20/41	35	35
[2,4]	Ginnie Mae II Pool, 1YR CMT + 1.500%	1.875%	4/20/41– 6/20/43	55	57
[2,4]	Ginnie Mae II Pool, 1YR CMT + 1.500%	2.000%	1/20/41– 3/20/43	58	60
[2,4]	Ginnie Mae II Pool, 1YR CMT + 1.500%	2.125%	10/20/38– 12/20/42	72	75
[2,4]	Ginnie Mae II Pool, 1YR CMT + 2.000%	2.000%	5/20/41	3	3
[2,4]	Ginnie Mae II Pool, 1YR CMT + 2.000%	2.125%	11/20/40	1	1
[2,4]	Ginnie Mae II Pool, 1YR CMT + 2.000%	2.375%	5/20/41	3	3
					1,193
Total U.S. Government and Agency Obligations (Cost $3,072,683)					3,113,663
Asset-Backed/Commercial Mortgage-Backed Securities (2.6%)
[2]	Ally Auto Receivables Trust Class A4 Series 2018-3	3.120%	7/17/23	33	33
[2]	Ally Auto Receivables Trust Class A4 Series 2019-2	2.260%	8/15/24	50	51
[2]	Ally Auto Receivables Trust Class A4 Series 2019-4	1.920%	1/15/25	25	25
[2]	American Express Credit Account Master Trust Class A Series 2017-7	2.350%	5/15/25	225	228
[2]	American Express Credit Account Master Trust Class A Series 2018-2	3.010%	10/15/25	250	257
[2]	American Express Credit Account Master Trust Class A Series 2021-1	0.900%	11/15/26	425	422
[2]	AmeriCredit Automobile Receivables Trust Class A3 Series 2019-1	2.970%	11/20/23	1	1
[2]	AmeriCredit Automobile Receivables Trust Class A3 Series 2020-1	1.110%	8/19/24	311	311
[2]	AmeriCredit Automobile Receivables Trust Class A3 Series 2020-2	0.660%	12/18/24	25	25
[2]	AmeriCredit Automobile Receivables Trust Class A3 Series 2020-3	0.530%	6/18/25	225	225

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	AmeriCredit Automobile Receivables Trust Class A3 Series 2021-1	0.370%	8/18/25	50	50
[2]	AmeriCredit Automobile Receivables Trust Class A3 Series 2021-2	0.340%	12/18/26	25	25
[2]	AmeriCredit Automobile Receivables Trust Class B Series 2020-3	0.760%	12/18/25	25	25
[2]	AmeriCredit Automobile Receivables Trust Class B Series 2021-1	0.680%	10/19/26	25	25
[2]	AmeriCredit Automobile Receivables Trust Class C Series 2018-1	3.500%	1/18/24	40	41
[2]	AmeriCredit Automobile Receivables Trust Class C Series 2021-1	0.890%	10/19/26	25	25
[2]	BA Credit Card Trust Class A1 Series 2019-A1	1.740%	1/15/25	150	151
[2]	BA Credit Card Trust Class A1 Series 2020-A1	0.340%	5/15/26	200	198
[2]	BA Credit Card Trust Class A1 Series 2021-A1	0.440%	9/15/26	35	34
[2]	Banc of America Commercial Mortgage Trust Class A4 Series 2015-UBS7	3.705%	9/15/48	75	79
[2]	Banc of America Commercial Mortgage Trust Class A4 Series 2017-BNK3	3.574%	2/15/50	72	78
[2]	Banc of America Commercial Mortgage Trust Class AS Series 2017-BNK3	3.748%	2/15/50	28	30
[2]	Banc of America Commercial Mortgage Trust Class ASB Series 2015-UBS7	3.429%	9/15/48	39	40
[2]	BANK Class A2 Series 2018-BN14	4.128%	9/15/60	30	31
[2]	BANK Class A3 Series 2017-BNK9	3.279%	11/15/54	150	159
[2,4]	BANK Class A3 Series 2018-BN11	4.046%	3/15/61	100	112
[2]	BANK Class A3 Series 2019-BN19	3.183%	8/15/61	275	295
[2]	BANK Class A3 Series 2019-BN20	3.011%	9/15/62	170	181
[2]	BANK Class A3 Series 2019-BN23	2.920%	12/15/52	180	190
[2]	BANK Class A3 Series 2019-BN24	2.960%	11/15/62	150	159
[2]	BANK Class A4 Series 2017-BNK6	3.254%	7/15/60	50	53
[2]	BANK Class A4 Series 2017-BNK7	3.175%	9/15/60	100	106
[2]	BANK Class A4 Series 2017-BNK8	3.488%	11/15/50	150	163
[2]	BANK Class A4 Series 2017-BNK9	3.538%	11/15/54	150	163
[2,4]	BANK Class A4 Series 2018-BN12	4.255%	5/15/61	125	141
[2]	BANK Class A4 Series 2018-BN13	3.953%	8/15/61	50	55
[2,4]	BANK Class A4 Series 2018-BN14	4.231%	9/15/60	100	113
[2,4]	BANK Class A4 Series 2018-BN15	4.407%	11/15/61	110	126
[2]	BANK Class A4 Series 2019-BN16	4.005%	2/15/52	125	140
[2]	BANK Class A4 Series 2019-BN17	3.714%	4/15/52	100	110
[2]	BANK Class A4 Series 2019-BN18	3.584%	5/15/62	100	110
[2]	BANK Class A4 Series 2019-BN22	2.978%	11/15/62	290	308
[2]	BANK Class A4 Series 2020-BN26	2.403%	3/15/63	175	179
[2]	BANK Class A4 Series 2020-BN29	1.997%	11/15/53	50	49
[2]	BANK Class A4 Series 2020-KBN28	1.844%	3/15/63	50	49
[2]	BANK Class A4 Series 2020-KBN30	1.925%	12/15/53	75	74
[2]	BANK Class A4 Series 2021-KBN31	2.036%	2/15/54	50	50
[2]	BANK Class A5 Series 2017-BNK5	3.390%	6/15/60	150	162
[2]	BANK Class A5 Series 2017-BNK6	3.518%	7/15/60	404	438
[2]	BANK Class A5 Series 2017-BNK7	3.435%	9/15/60	75	81
[2]	BANK Class A5 Series 2018-BN10	3.688%	2/15/61	250	274
[2,4]	BANK Class A5 Series 2018-BN13	4.217%	8/15/61	25	28
[2]	BANK Class A5 Series 2019-BN21	2.851%	10/17/52	100	105
[2]	BANK Class A5 Series 2020-BN25	2.649%	1/15/63	200	208
[2]	BANK Class A5 Series 2020-BN27	2.144%	4/15/63	150	150
[2]	BANK Class A5 Series 2021-BN33	2.556%	5/15/64	50	52
[2]	BANK Class A5 Series 2021-BN34	2.438%	6/15/63	150	153
[2]	BANK Class A5 Series 2021-BN35	2.285%	6/15/64	100	101
[2]	BANK Class A5 Series 2021-BNK32	2.643%	4/15/54	75	78
[2]	BANK Class A5 Series 2021-BNK36	2.470%	9/15/64	125	128
[2,4]	BANK Class A5 Series 2021-BNK37	2.618%	11/15/64	125	130
[2]	BANK Class AS Series 2017-BNK5	3.624%	6/15/60	100	107
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	BANK Class AS Series 2017-BNK6	3.741%	7/15/60	404	434
[2]	BANK Class AS Series 2017-BNK7	3.748%	9/15/60	75	81
[2]	BANK Class AS Series 2017-BNK8	3.731%	11/15/50	25	27
[2,4]	BANK Class AS Series 2018-BN10	3.898%	2/15/61	50	55
[2,4]	BANK Class AS Series 2018-BN12	4.355%	5/15/61	50	56
[2,4]	BANK Class AS Series 2018-BN14	4.481%	9/15/60	25	28
[2]	BANK Class AS Series 2019-BN17	3.976%	4/15/52	25	27
[2,4]	BANK Class AS Series 2019-BN18	3.826%	5/15/62	50	55
[2]	BANK Class AS Series 2019-BN21	3.093%	10/17/52	75	79
[2]	BANK Class AS Series 2019-BN23	3.203%	12/15/52	75	80
[2,4]	BANK Class AS Series 2019-BN24	3.283%	11/15/62	75	80
[2]	BANK Class AS Series 2020-BN25	2.841%	1/15/63	65	67
[2]	BANK Class AS Series 2020-BN26	2.687%	3/15/63	55	56
[2]	BANK Class AS Series 2020-BN27	2.551%	4/15/63	50	51
[2]	BANK Class AS Series 2021-BN36	2.695%	9/15/64	50	51
[2,4]	BANK Class AS Series 2021-BNK31	2.211%	2/15/54	25	25
[2]	BANK Class ASB Series 2018-BN10	3.641%	2/15/61	50	53
[2,4]	BANK Class C Series 2017-BNK8	4.069%	11/15/50	50	53
[2,4]	BANK Class C Series 2019-KBN19	4.033%	8/15/61	35	36
[2]	Barclays Commercial Mortgage Trust Class A4 Series 2019-C3	3.583%	5/15/52	700	765
[2]	Barclays Commercial Mortgage Trust Class A4 Series 2019-C5	3.063%	11/15/52	150	159
[2]	Barclays Commercial Mortgage Trust Class A5 Series 2019-C4	2.919%	8/15/52	275	288
[2]	Barclays Commercial Mortgage Trust Class AS Series 2019-C4	3.171%	8/15/52	25	27
[2,4]	Barclays Commercial Mortgage Trust Class AS Series 2019-C5	3.366%	11/15/52	100	107
[2]	BBCMS Mortgage Trust Class A4 Series 2017-C1	3.674%	2/15/50	325	351
[2]	BBCMS Mortgage Trust Class A4 Series 2020-C6	2.639%	2/15/53	100	103
[2]	BBCMS Mortgage Trust Class A5 Series 2018-C2	4.314%	12/15/51	125	142
[2]	BBCMS Mortgage Trust Class A5 Series 2020-C7	2.037%	4/15/53	50	49
[2]	BBCMS Mortgage Trust Class A5 Series 2020-C8	2.040%	10/15/53	125	123
[2]	BBCMS Mortgage Trust Class A5 Series 2021-C11	2.322%	9/15/54	50	50
[2]	BBCMS Mortgage Trust Class A5 Series 2021-C12	2.689%	11/15/54	100	103
[2]	BBCMS Mortgage Trust Class A5 Series 2021-C9	2.299%	2/15/54	150	150
[2]	BBCMS Mortgage Trust Class AS Series 2017-C1	3.898%	2/15/50	100	108
[2]	BBCMS Mortgage Trust Class AS Series 2020-C6	2.840%	2/15/53	35	36
[2]	BBCMS Trust Class A5 Series 2021-C10	2.492%	7/15/54	150	153
[2,4]	Bear Stearns Commercial Mortgage Securities Trust Class AM Series 2007-T26	5.430%	1/12/45	26	26
[2]	Benchmark Mortgage Trust Class A2 Series 2018-B2	3.662%	2/15/51	125	127
[2]	Benchmark Mortgage Trust Class A2 Series 2018-B3	3.848%	4/10/51	74	75
[2]	Benchmark Mortgage Trust Class A2 Series 2018-B6	4.203%	10/10/51	38	39
[2]	Benchmark Mortgage Trust Class A2 Series 2020-B17	2.211%	3/15/53	50	50
[2]	Benchmark Mortgage Trust Class A3 Series 2020-IG1	2.687%	9/15/43	125	129
[2]	Benchmark Mortgage Trust Class A4 Series 2018-B5	4.208%	7/15/51	75	85
[2]	Benchmark Mortgage Trust Class A4 Series 2018-B6	4.261%	10/10/51	50	57
[2,4]	Benchmark Mortgage Trust Class A4 Series 2018-B7	4.510%	5/15/53	175	201
[2]	Benchmark Mortgage Trust Class A4 Series 2019-B10	3.717%	3/15/62	80	88
[2]	Benchmark Mortgage Trust Class A4 Series 2019-B13	2.952%	8/15/57	280	296

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2,4]	Benchmark Mortgage Trust Class A5 Series 2018-B1	3.666%	1/15/51	100	109
[2,4]	Benchmark Mortgage Trust Class A5 Series 2018-B2	3.882%	2/15/51	325	358
[2]	Benchmark Mortgage Trust Class A5 Series 2018-B3	4.025%	4/10/51	225	250
[2,4]	Benchmark Mortgage Trust Class A5 Series 2018-B4	4.121%	7/15/51	350	392
[2]	Benchmark Mortgage Trust Class A5 Series 2018-B8	4.232%	1/15/52	125	142
[2]	Benchmark Mortgage Trust Class A5 Series 2019-B11	3.542%	5/15/52	275	301
[2]	Benchmark Mortgage Trust Class A5 Series 2019-B14	3.049%	12/15/62	225	239
[2]	Benchmark Mortgage Trust Class A5 Series 2019-B15	2.928%	12/15/72	230	242
[2]	Benchmark Mortgage Trust Class A5 Series 2019-B9	4.016%	3/15/52	105	118
[2]	Benchmark Mortgage Trust Class A5 Series 2020-B16	2.732%	2/15/53	100	104
[2]	Benchmark Mortgage Trust Class A5 Series 2020-B17	2.289%	3/15/53	100	101
[2]	Benchmark Mortgage Trust Class A5 Series 2020-B19	1.850%	9/15/53	63	61
[2]	Benchmark Mortgage Trust Class A5 Series 2020-B20	2.034%	10/15/53	100	99
[2]	Benchmark Mortgage Trust Class A5 Series 2020-B21	1.978%	12/17/53	125	123
[2]	Benchmark Mortgage Trust Class A5 Series 2020-B22	1.973%	1/15/54	100	98
[2]	Benchmark Mortgage Trust Class A5 Series 2021-B23	2.070%	2/15/54	225	223
[2]	Benchmark Mortgage Trust Class A5 Series 2021-B24	2.584%	3/15/54	125	129
[2]	Benchmark Mortgage Trust Class A5 Series 2021-B25	2.577%	4/15/54	125	129
[2]	Benchmark Mortgage Trust Class A5 Series 2021-B25	2.847%	4/15/54	50	52
[2]	Benchmark Mortgage Trust Class A5 Series 2021-B26	2.613%	6/15/54	75	77
[2]	Benchmark Mortgage Trust Class A5 Series 2021-B28	2.224%	8/15/54	100	100
[2]	Benchmark Mortgage Trust Class A5 Series 2021-B29	2.388%	9/15/54	50	51
[2]	Benchmark Mortgage Trust Class A5 Series 2021-B30	2.576%	11/15/54	200	206
[2,4]	Benchmark Mortgage Trust Class AM Series 2018-B1	3.878%	1/15/51	50	54
[2,4]	Benchmark Mortgage Trust Class AM Series 2018-B4	4.311%	7/15/51	75	84
[2]	Benchmark Mortgage Trust Class AM Series 2019-B10	3.979%	3/15/62	50	55
[2,4]	Benchmark Mortgage Trust Class AM Series 2020-B16	2.944%	2/15/53	25	26
[2,4]	Benchmark Mortgage Trust Class AS Series 2018-B2	4.084%	2/15/51	150	165
[2]	Benchmark Mortgage Trust Class AS Series 2018-B6	4.441%	10/10/51	25	28
[2,4]	Benchmark Mortgage Trust Class AS Series 2018-B8	4.532%	1/15/52	50	57
[2]	Benchmark Mortgage Trust Class AS Series 2019-B11	3.784%	5/15/52	75	82
[2]	Benchmark Mortgage Trust Class AS Series 2020-B17	2.583%	3/15/53	30	30
[2]	Benchmark Mortgage Trust Class AS Series 2020-B19	2.148%	9/15/53	25	24
[2]	Benchmark Mortgage Trust Class AS Series 2020-B20	2.375%	10/15/53	10	10
[2,4]	Benchmark Mortgage Trust Class AS Series 2020-IG1	2.909%	9/15/43	50	52
[2]	Benchmark Mortgage Trust Class AS Series 2021-B23	2.274%	2/15/54	75	74
[2]	Benchmark Mortgage Trust Class AS Series 2021-B24	2.780%	3/15/54	25	26
[2]	BMW Vehicle Lease Trust Class A3 Series 2021-1	0.290%	1/25/24	75	75
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	BMW Vehicle Lease Trust Class A3 Series 2021-2	0.330%	12/26/24	75	74
[2]	BMW Vehicle Lease Trust Class A4 Series 2021-1	0.370%	7/25/24	25	25
[2]	BMW Vehicle Lease Trust Class A4 Series 2021-2	0.430%	1/27/25	50	49
[2]	BMW Vehicle Owner Trust Class A3 Series 2020-A	0.480%	10/25/24	23	23
[2]	Cantor Commercial Real Estate Lending Class A4 Series 2019-CF3	3.006%	1/15/53	135	143
[2]	Cantor Commercial Real Estate Lending Class A5 Series 2019-CF1	3.786%	5/15/52	125	138
[2]	Cantor Commercial Real Estate Lending Class A5 Series 2019-CF2	2.874%	11/15/52	140	146
[2]	Cantor Commercial Real Estate Lending Class AS Series 2019-CF3	3.298%	1/15/53	60	64
[2]	Capital One Multi-Asset Execution Trust Class A1 Series 2021-A1	0.550%	7/15/26	200	197
[2]	Capital One Multi-Asset Execution Trust Class A2 Series 2021-A2	1.390%	7/15/30	450	443
[2]	Capital One Multi-Asset Execution Trust Class A3 Series 2019-A3	2.060%	8/15/28	100	103
[2]	Capital One Multi-Asset Execution Trust Class A3 Series 2021-A3	1.040%	11/16/26	400	398
[2]	Capital One Prime Auto Receivables Trust Class A3 Series 2019-1	2.510%	11/15/23	33	33
[2]	Capital One Prime Auto Receivables Trust Class A3 Series 2021-1	0.770%	9/15/26	100	99
[2]	Capital One Prime Auto Receivables Trust Class A4 Series 2019-1	2.560%	10/15/24	35	36
[2]	Capital One Prime Auto Receivables Trust Class A4 Series 2020-1	1.630%	8/15/25	15	15
[2]	CarMax Auto Owner Trust Class A3 Series 2020-1	1.890%	12/16/24	83	84
[2]	CarMax Auto Owner Trust Class A3 Series 2020-3	0.620%	3/17/25	75	75
[2]	CarMax Auto Owner Trust Class A3 Series 2020-4	0.500%	8/15/25	475	473
[2]	CarMax Auto Owner Trust Class A3 Series 2020-4	0.630%	6/15/26	25	25
[2]	CarMax Auto Owner Trust Class A3 Series 2021-1	0.340%	12/15/25	60	59
[2]	CarMax Auto Owner Trust Class A3 Series 2021-2	0.520%	2/17/26	100	99
[2]	CarMax Auto Owner Trust Class A3 Series 2021-4	0.560%	9/15/26	100	98
[2]	CarMax Auto Owner Trust Class A4 Series 2018-1	2.640%	6/15/23	25	25
[2]	CarMax Auto Owner Trust Class A4 Series 2018-2	3.160%	7/17/23	37	37
[2]	CarMax Auto Owner Trust Class A4 Series 2019-4	2.130%	7/15/25	25	25
[2]	CarMax Auto Owner Trust Class A4 Series 2020-1	2.030%	6/16/25	15	15
[2]	CarMax Auto Owner Trust Class A4 Series 2020-3	0.770%	3/16/26	25	25
[2]	CarMax Auto Owner Trust Class A4 Series 2021-2	0.810%	12/15/26	25	25
[2]	Carvana Auto Receivables Trust Class A3 Series 2021-P3	0.700%	11/10/26	75	74
[2]	CD Mortgage Trust Class A3 Series 2019-CD8	2.657%	8/15/57	40	41
[2]	CD Mortgage Trust Class A4 Series 2016-CD1	2.724%	8/10/49	150	155
[2,4]	CD Mortgage Trust Class A4 Series 2016-CD2	3.526%	11/10/49	100	107
[2]	CD Mortgage Trust Class A4 Series 2017-CD3	3.631%	2/10/50	144	155

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	CD Mortgage Trust Class A4 Series 2018-CD7	4.279%	8/15/51	75	85
[2]	CD Mortgage Trust Class A4 Series 2019-CD8	2.912%	8/15/57	450	473
[2]	CD Mortgage Trust Class A5 Series 2017-CD6	3.456%	11/13/50	125	134
[2]	CD Mortgage Trust Class AAB Series 2017-CD3	3.453%	2/10/50	25	26
[2,4]	CD Mortgage Trust Class AM Series 2017-CD6	3.709%	11/13/50	75	79
[2]	CD Mortgage Trust Class AS Series 2017-CD3	3.833%	2/10/50	31	33
[2]	CD Mortgage Trust Class ASB Series 2017-CD6	3.332%	11/13/50	50	53
[2]	CD Mortgage Trust Class ASB Series 2018-CD7	4.213%	8/15/51	10	11
[2]	CenterPoint Energy Transition Bond Co. IV LLC Class A3 Series 2012-1	3.028%	10/15/25	240	248
[2]	CFCRE Commercial Mortgage Trust Class A3 Series 2016-C3	3.865%	1/10/48	125	135
[2,4]	CFCRE Commercial Mortgage Trust Class A3 Series 2016-C6	3.217%	11/10/49	250	263
[2]	CFCRE Commercial Mortgage Trust Class A4 Series 2016-C4	3.283%	5/10/58	150	158
[2]	CFCRE Commercial Mortgage Trust Class A4 Series 2017-C8	3.572%	6/15/50	50	54
[2]	CFCRE Commercial Mortgage Trust Class AM Series 2016-C4	3.691%	5/10/58	100	106
[2]	CGMS Commercial Mortgage Trust Class A4 Series 2017-B1	3.458%	8/15/50	250	269
[2,4]	CGMS Commercial Mortgage Trust Class AS Series 2017-B1	3.711%	8/15/50	50	54
[2]	Chase Issuance Trust Class A1 Series 2020-A1	1.530%	1/15/25	450	454
[2]	Citibank Credit Card Issuance Trust Class A3 Series 2018-A3	3.290%	5/23/25	450	466
[2]	Citibank Credit Card Issuance Trust Class A6 Series 2018-A6	3.210%	12/7/24	100	102
[2]	Citibank Credit Card Issuance Trust Class A7 Series 2018-A7	3.960%	10/13/30	200	230
[2]	Citigroup Commercial Mortgage Trust Class A2 Series 2018-B2	3.788%	3/10/51	50	51
[2]	Citigroup Commercial Mortgage Trust Class A3 Series 2016-P4	2.646%	7/10/49	150	154
[2]	Citigroup Commercial Mortgage Trust Class A3 Series 2017-C4	3.209%	10/12/50	100	106
[2]	Citigroup Commercial Mortgage Trust Class A4 Series 2012-GC8	3.024%	9/10/45	69	70
[2]	Citigroup Commercial Mortgage Trust Class A4 Series 2013-GC11	3.093%	4/10/46	100	102
[2,4]	Citigroup Commercial Mortgage Trust Class A4 Series 2013-GC15	4.371%	9/10/46	50	52
[2]	Citigroup Commercial Mortgage Trust Class A4 Series 2014-GC19	4.023%	3/10/47	25	26
[2]	Citigroup Commercial Mortgage Trust Class A4 Series 2014-GC23	3.622%	7/10/47	100	105
[2]	Citigroup Commercial Mortgage Trust Class A4 Series 2014-GC25	3.635%	10/10/47	175	184
[2]	Citigroup Commercial Mortgage Trust Class A4 Series 2015-GC29	3.192%	4/10/48	175	183
[2]	Citigroup Commercial Mortgage Trust Class A4 Series 2015-GC31	3.762%	6/10/48	100	107
[2]	Citigroup Commercial Mortgage Trust Class A4 Series 2015-GC33	3.778%	9/10/58	100	107
[2]	Citigroup Commercial Mortgage Trust Class A4 Series 2016-C1	3.209%	5/10/49	125	132
[2]	Citigroup Commercial Mortgage Trust Class A4 Series 2016-GC37	3.314%	4/10/49	50	53
[2]	Citigroup Commercial Mortgage Trust Class A4 Series 2016-P4	2.902%	7/10/49	75	78
[2]	Citigroup Commercial Mortgage Trust Class A4 Series 2017-C4	3.471%	10/12/50	250	269
[2]	Citigroup Commercial Mortgage Trust Class A4 Series 2018-B2	4.009%	3/10/51	275	305
[2]	Citigroup Commercial Mortgage Trust Class A4 Series 2019-GC43	3.038%	11/10/52	275	292
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	Citigroup Commercial Mortgage Trust Class A5 Series 2014-GC21	3.855%	5/10/47	50	53
[2]	Citigroup Commercial Mortgage Trust Class A5 Series 2015-GC27	3.137%	2/10/48	225	234
[2]	Citigroup Commercial Mortgage Trust Class A5 Series 2016-GC36	3.616%	2/10/49	475	507
[2]	Citigroup Commercial Mortgage Trust Class A5 Series 2019-GC41	2.869%	8/10/56	225	236
[2]	Citigroup Commercial Mortgage Trust Class A5 Series 2020-GC46	2.717%	2/15/53	110	114
[2]	Citigroup Commercial Mortgage Trust Class AAB Series 2014-GC19	3.552%	3/10/47	11	11
[2]	Citigroup Commercial Mortgage Trust Class AAB Series 2016-C1	3.003%	5/10/49	48	49
[2,4]	Citigroup Commercial Mortgage Trust Class AS Series 2013-GC15	4.649%	9/10/46	75	78
[2]	Citigroup Commercial Mortgage Trust Class AS Series 2014-GC19	4.345%	3/10/47	25	26
[2]	Citigroup Commercial Mortgage Trust Class AS Series 2015-GC27	3.571%	2/10/48	100	104
[2]	Citigroup Commercial Mortgage Trust Class AS Series 2017-C4	3.764%	10/12/50	50	54
[2,4]	Citigroup Commercial Mortgage Trust Class AS Series 2020-GC46	2.918%	2/15/53	45	47
[2,4]	Citigroup Commercial Mortgage Trust Class B Series 2014-GC21	4.328%	5/10/47	50	52
[2,4]	Citigroup Commercial Mortgage Trust Class B Series 2015-GC29	3.758%	4/10/48	84	87
[2]	COMM Mortgage Trust Class A2 Series 2015-CR22	2.856%	3/10/48	12	12
[2]	COMM Mortgage Trust Class A3 Series 2012-CR4	2.853%	10/15/45	124	125
[2]	COMM Mortgage Trust Class A3 Series 2013-CR11	3.983%	8/10/50	40	42
[2]	COMM Mortgage Trust Class A3 Series 2013-CR12	3.765%	10/10/46	46	47
[2]	COMM Mortgage Trust Class A3 Series 2014-CR21	3.528%	12/10/47	160	165
[2]	COMM Mortgage Trust Class A3 Series 2017-COR2	3.510%	9/10/50	35	38
[2]	COMM Mortgage Trust Class A3 Series 2018-COR3	4.228%	5/10/51	125	140
[2]	COMM Mortgage Trust Class A4 Series 2012-CR2	3.147%	8/15/45	58	58
[2,4]	COMM Mortgage Trust Class A4 Series 2013-CR10	4.210%	8/10/46	20	21
[2]	COMM Mortgage Trust Class A4 Series 2013-CR11	4.258%	8/10/50	150	157
[2]	COMM Mortgage Trust Class A4 Series 2013-CR12	4.046%	10/10/46	50	52
[2]	COMM Mortgage Trust Class A4 Series 2013-CR6	3.101%	3/10/46	515	520
[2]	COMM Mortgage Trust Class A4 Series 2013-CR7	3.213%	3/10/46	31	31
[2,4]	COMM Mortgage Trust Class A4 Series 2013-CR9	4.255%	7/10/45	90	93
[2]	COMM Mortgage Trust Class A4 Series 2013-LC6	2.941%	1/10/46	78	79
[2,4]	COMM Mortgage Trust Class A4 Series 2014-CR15	4.074%	2/10/47	56	59
[2]	COMM Mortgage Trust Class A4 Series 2014-CR20	3.590%	11/10/47	50	53
[2]	COMM Mortgage Trust Class A4 Series 2014-LC15	4.006%	4/10/47	150	158
[2]	COMM Mortgage Trust Class A4 Series 2014-UBS3	3.819%	6/10/47	100	105
[2]	COMM Mortgage Trust Class A4 Series 2014-UBS5	3.838%	9/10/47	125	132
[2]	COMM Mortgage Trust Class A4 Series 2015-CR23	3.497%	5/10/48	100	106
[2]	COMM Mortgage Trust Class A4 Series 2015-CR24	3.432%	8/10/48	234	242
[2]	COMM Mortgage Trust Class A4 Series 2015-CR25	3.759%	8/10/48	125	134
[2]	COMM Mortgage Trust Class A4 Series 2015-CR26	3.630%	10/10/48	225	240

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	COMM Mortgage Trust Class A4 Series 2015-CR27	3.612%	10/10/48	125	133
[2]	COMM Mortgage Trust Class A4 Series 2015-LC19	3.183%	2/10/48	125	131
[2]	COMM Mortgage Trust Class A4 Series 2016-CR28	3.762%	2/10/49	150	161
[2,4]	COMM Mortgage Trust Class A5 Series 2013-CR8	3.612%	6/10/46	71	73
[2]	COMM Mortgage Trust Class A5 Series 2013-LC13	4.205%	8/10/46	39	40
[2]	COMM Mortgage Trust Class A5 Series 2014-CR17	3.977%	5/10/47	50	53
[2]	COMM Mortgage Trust Class A5 Series 2014-CR19	3.796%	8/10/47	175	184
[2]	COMM Mortgage Trust Class A5 Series 2014-LC17	3.917%	10/10/47	50	53
[2]	COMM Mortgage Trust Class A5 Series 2014-UBS2	3.961%	3/10/47	54	57
[2]	COMM Mortgage Trust Class A5 Series 2014-UBS4	3.694%	8/10/47	125	131
[2]	COMM Mortgage Trust Class A5 Series 2014-UBS6	3.644%	12/10/47	225	237
[2]	COMM Mortgage Trust Class A5 Series 2015-CR22	3.309%	3/10/48	150	157
[2]	COMM Mortgage Trust Class A5 Series 2015-DC1	3.350%	2/10/48	75	79
[2]	COMM Mortgage Trust Class A5 Series 2015-PC1	3.902%	7/10/50	100	107
[2]	COMM Mortgage Trust Class A5 Series 2019-GC44	2.950%	8/15/57	115	121
[2]	COMM Mortgage Trust Class AM Series 2012-CR2	3.791%	8/15/45	65	65
[2,4]	COMM Mortgage Trust Class AM Series 2013-CR11	4.715%	8/10/50	30	31
[2]	COMM Mortgage Trust Class AM Series 2013-CR12	4.300%	10/10/46	25	26
[2]	COMM Mortgage Trust Class AM Series 2013-LC6	3.282%	1/10/46	58	59
[2]	COMM Mortgage Trust Class AM Series 2014-CR16	4.278%	4/10/47	75	79
[2]	COMM Mortgage Trust Class AM Series 2014-CR19	4.080%	8/10/47	50	53
[2]	COMM Mortgage Trust Class AM Series 2014-UBS2	4.199%	3/10/47	15	16
[2]	COMM Mortgage Trust Class AM Series 2014-UBS4	3.968%	8/10/47	44	46
[2]	COMM Mortgage Trust Class AM Series 2014-UBS6	4.048%	12/10/47	50	53
[2,4]	COMM Mortgage Trust Class AM Series 2015-CR22	3.603%	3/10/48	100	105
[2]	COMM Mortgage Trust Class AM Series 2015-CR23	3.801%	5/10/48	50	53
[2]	COMM Mortgage Trust Class AM Series 2015-LC19	3.527%	2/10/48	50	52
[2]	COMM Mortgage Trust Class AM Series 2019-GC44	3.263%	8/15/57	50	53
[2]	COMM Mortgage Trust Class ASB Series 2013-CR11	3.660%	8/10/50	11	12
[2]	COMM Mortgage Trust Class ASB Series 2013-CR12	3.623%	10/10/46	18	19
[2]	COMM Mortgage Trust Class ASB Series 2014-CCRE16	3.653%	4/10/47	20	21
[2]	COMM Mortgage Trust Class ASB Series 2014-CR15	3.595%	2/10/47	13	13
[2]	COMM Mortgage Trust Class ASB Series 2014-CR17	3.598%	5/10/47	12	12
[2]	COMM Mortgage Trust Class ASB Series 2014-CR18	3.452%	7/15/47	19	20
[2]	COMM Mortgage Trust Class ASB Series 2014-UBS2	3.472%	3/10/47	10	10
[2]	COMM Mortgage Trust Class ASB Series 2014-UBS6	3.387%	12/10/47	74	76
[2]	COMM Mortgage Trust Class ASB Series 2015-CR23	3.257%	5/10/48	50	51
[2]	COMM Mortgage Trust Class ASB Series 2015-CR27	3.404%	10/10/48	98	101
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	COMM Mortgage Trust Class ASB Series 2015-LC19	3.040%	2/10/48	15	15
[2]	COMM Mortgage Trust Class ASB Series 2016-DC2	3.550%	2/10/49	103	108
[2,4]	COMM Mortgage Trust Class B Series 2013-CR12	4.762%	10/10/46	25	26
[2,4]	COMM Mortgage Trust Class B Series 2014-CR15	4.641%	2/10/47	28	29
[2]	COMM Mortgage Trust Class B Series 2014-CR17	4.377%	5/10/47	25	26
[2]	COMM Mortgage Trust Class B Series 2014-UBS2	4.701%	3/10/47	10	10
[2,4]	COMM Mortgage Trust Class C Series 2013-LC6	4.242%	1/10/46	25	25
[2,4]	COMM Mortgage Trust Class C Series 2014-CR15	4.691%	2/10/47	50	52
[2]	CSAIL Commercial Mortgage Trust Class A3 Series 2019-C16	3.329%	6/15/52	275	295
[2]	CSAIL Commercial Mortgage Trust Class A3 Series 2021-C20	2.805%	3/15/54	250	260
[2]	CSAIL Commercial Mortgage Trust Class A4 Series 2015-C1	3.505%	4/15/50	100	105
[2]	CSAIL Commercial Mortgage Trust Class A4 Series 2015-C2	3.504%	6/15/57	150	158
[2]	CSAIL Commercial Mortgage Trust Class A4 Series 2015-C3	3.718%	8/15/48	100	106
[2]	CSAIL Commercial Mortgage Trust Class A4 Series 2015-C4	3.808%	11/15/48	200	214
[2]	CSAIL Commercial Mortgage Trust Class A4 Series 2017-C8	3.392%	6/15/50	150	160
[2,4]	CSAIL Commercial Mortgage Trust Class A4 Series 2018-CX12	4.224%	8/15/51	25	28
[2]	CSAIL Commercial Mortgage Trust Class A4 Series 2019-C15	4.053%	3/15/52	225	251
[2]	CSAIL Commercial Mortgage Trust Class A5 Series 2016-C7	3.502%	11/15/49	200	214
[2,4]	CSAIL Commercial Mortgage Trust Class A5 Series 2017-CX10	3.458%	11/15/50	150	161
[2]	CSAIL Commercial Mortgage Trust Class A5 Series 2017-CX9	3.446%	9/15/50	50	54
[2,4]	CSAIL Commercial Mortgage Trust Class A5 Series 2018-CX11	4.033%	4/15/51	275	302
[2,4]	CSAIL Commercial Mortgage Trust Class AS Series 2015-C1	3.791%	4/15/50	75	78
[2,4]	CSAIL Commercial Mortgage Trust Class AS Series 2015-C2	3.849%	6/15/57	75	78
[2,4]	CSAIL Commercial Mortgage Trust Class AS Series 2021-C20	3.076%	3/15/54	50	53
[2]	CSAIL Commercial Mortgage Trust Class ASB Series 2015-C3	3.448%	8/15/48	59	61
[2]	CSAIL Commercial Mortgage Trust Class ASB Series 2015-C4	3.617%	11/15/48	38	40
[2,4]	CSAIL Commercial Mortgage Trust Class B Series 2015-C1	4.044%	4/15/50	50	51
[2,4]	CSAIL Commercial Mortgage Trust Class B Series 2015-C3	4.119%	8/15/48	50	51
[2]	DBGS Mortgage Trust Class A4 Series 2018-C1	4.466%	10/15/51	100	114
[2]	DBJPM Mortgage Trust Class A4 Series 2016-C1	3.276%	5/10/49	75	79
[2]	DBJPM Mortgage Trust Class A5 Series 2016-C3	2.890%	8/10/49	100	104
[2]	DBJPM Mortgage Trust Class A5 Series 2017-C6	3.328%	6/10/50	100	106
[2]	DBJPM Mortgage Trust Class A5 Series 2020-C9	1.926%	8/15/53	50	49
[2,4]	DBJPM Mortgage Trust Class AM Series 2017-C6	3.561%	6/10/50	50	53
[2]	Discover Card Execution Note Trust Class A1 Series 2015-A1	3.030%	8/15/25	225	231
[2]	Discover Card Execution Note Trust Class A1 Series 2021-A1	0.580%	9/15/26	175	172
[2]	Discover Card Execution Note Trust Class A2 Series 2021-A2	1.030%	9/15/28	150	147
[2]	Drive Auto Receivables Trust Class B Series 2021-1	0.650%	7/15/25	25	25

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	Drive Auto Receivables Trust Class B Series 2021-2	0.580%	12/15/25	75	74
[2]	Drive Auto Receivables Trust Class C Series 2021-1	1.020%	6/15/27	25	25
[2]	Drive Auto Receivables Trust Class C Series 2021-2	0.870%	10/15/27	50	49
[2]	Drive Auto Receivables Trust Class D Series 2018-5	4.300%	4/15/26	35	36
[2]	Drive Auto Receivables Trust Class D Series 2019-1	4.090%	6/15/26	110	112
[2]	Drive Auto Receivables Trust Class D Series 2021-2	1.390%	3/15/29	50	49
[2]	Exeter Automobile Receivables Trust Class B Series 2021-1A	0.500%	2/18/25	35	35
[2]	Exeter Automobile Receivables Trust Class B Series 2021-3A	0.690%	1/15/26	50	50
[2]	Exeter Automobile Receivables Trust Class C Series 2020-3A	1.320%	7/15/25	75	75
[2]	Exeter Automobile Receivables Trust Class C Series 2021-1A	0.740%	1/15/26	85	85
[2]	Exeter Automobile Receivables Trust Class C Series 2021-3A	0.960%	10/15/26	50	49
[1,2,4]	Fannie Mae-Aces Class 1A Series 2014-M7	3.228%	6/25/24	224	234
[1,2]	Fannie Mae-Aces Class 2A2 Series 2019-M21	2.350%	2/25/31	30	31
[1,2]	Fannie Mae-Aces Class 3A2 Series 2019-M18	2.577%	9/25/31	100	107
[1,2]	Fannie Mae-Aces Class A Series 2015-M2	2.620%	12/25/24	150	155
[1,2,4]	Fannie Mae-Aces Class A2 Series 2013-M14	3.329%	10/25/23	229	236
[1,2]	Fannie Mae-Aces Class A2 Series 2013-M7	2.280%	12/27/22	31	32
[1,2,4]	Fannie Mae-Aces Class A2 Series 2014-M1	3.123%	7/25/23	201	206
[1,2,4]	Fannie Mae-Aces Class A2 Series 2014-M13	3.021%	8/25/24	137	142
[1,2,4]	Fannie Mae-Aces Class A2 Series 2014-M2	3.513%	12/25/23	157	162
[1,2,4]	Fannie Mae-Aces Class A2 Series 2014-M3	3.489%	1/25/24	61	64
[1,2,4]	Fannie Mae-Aces Class A2 Series 2014-M4	3.346%	3/25/24	120	125
[1,2,4]	Fannie Mae-Aces Class A2 Series 2014-M8	3.056%	6/25/24	136	141
[1,2,4]	Fannie Mae-Aces Class A2 Series 2014-M9	3.103%	7/25/24	170	176
[1,2]	Fannie Mae-Aces Class A2 Series 2015-M1	2.532%	9/25/24	252	260
[1,2,4]	Fannie Mae-Aces Class A2 Series 2015-M10	3.092%	4/25/27	98	105
[1,2,4]	Fannie Mae-Aces Class A2 Series 2015-M12	2.799%	5/25/25	179	188
[1,2,4]	Fannie Mae-Aces Class A2 Series 2015-M15	2.923%	10/25/25	230	241
[1,2]	Fannie Mae-Aces Class A2 Series 2015-M3	2.723%	10/25/24	86	89
[1,2]	Fannie Mae-Aces Class A2 Series 2015-M7	2.590%	12/25/24	140	144
[1,2,4]	Fannie Mae-Aces Class A2 Series 2015-M8	2.900%	1/25/25	100	104
[1,2,4]	Fannie Mae-Aces Class A2 Series 2016-M11	2.369%	7/25/26	250	259
[1,2,4]	Fannie Mae-Aces Class A2 Series 2016-M12	2.450%	9/25/26	250	260
[1,2,4]	Fannie Mae-Aces Class A2 Series 2016-M13	2.496%	9/25/26	70	73
[1,2]	Fannie Mae-Aces Class A2 Series 2016-M3	2.702%	2/25/26	97	102
[1,2]	Fannie Mae-Aces Class A2 Series 2016-M4	2.576%	3/25/26	100	104
[1,2]	Fannie Mae-Aces Class A2 Series 2016-M42	1.270%	7/25/30	10	10
[1,2]	Fannie Mae-Aces Class A2 Series 2016-M5	2.469%	4/25/26	200	208
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1,2]	Fannie Mae-Aces Class A2 Series 2016-M7	2.499%	9/25/26	47	48
[1,2]	Fannie Mae-Aces Class A2 Series 2016-M9	2.292%	6/25/26	300	309
[1,2,4]	Fannie Mae-Aces Class A2 Series 2017-M1	2.415%	10/25/26	171	178
[1,2,4]	Fannie Mae-Aces Class A2 Series 2017-M12	3.069%	6/25/27	252	270
[1,2,4]	Fannie Mae-Aces Class A2 Series 2017-M14	2.867%	11/25/27	75	79
[1,2,4]	Fannie Mae-Aces Class A2 Series 2017-M2	2.784%	2/25/27	189	200
[1,2,4]	Fannie Mae-Aces Class A2 Series 2017-M4	2.556%	12/25/26	166	174
[1,2,4]	Fannie Mae-Aces Class A2 Series 2017-M5	3.120%	4/25/29	70	77
[1,2,4]	Fannie Mae-Aces Class A2 Series 2017-M7	2.961%	2/25/27	250	265
[1,2,4]	Fannie Mae-Aces Class A2 Series 2017-M8	3.061%	5/25/27	513	551
[1,2,4]	Fannie Mae-Aces Class A2 Series 2018-M10	3.369%	7/25/28	125	138
[1,2]	Fannie Mae-Aces Class A2 Series 2018-M10	3.610%	2/25/31	300	340
[1,2,4]	Fannie Mae-Aces Class A2 Series 2018-M12	3.638%	8/25/30	50	57
[1,2,4]	Fannie Mae-Aces Class A2 Series 2018-M13	3.709%	9/25/30	200	230
[1,2,4]	Fannie Mae-Aces Class A2 Series 2018-M14	3.581%	8/25/28	175	196
[1,2,4]	Fannie Mae-Aces Class A2 Series 2018-M4	3.059%	3/25/28	153	166
[1,2,4]	Fannie Mae-Aces Class A2 Series 2018-M7	3.065%	3/25/28	98	106
[1,2,4]	Fannie Mae-Aces Class A2 Series 2019-M1	3.552%	9/25/28	200	223
[1,2,4]	Fannie Mae-Aces Class A2 Series 2019-M12	2.885%	6/25/29	400	432
[1,2]	Fannie Mae-Aces Class A2 Series 2019-M18	2.469%	8/25/29	250	262
[1,2,4]	Fannie Mae-Aces Class A2 Series 2019-M2	3.626%	11/25/28	196	220
[1,2]	Fannie Mae-Aces Class A2 Series 2019-M5	3.273%	2/25/29	200	220
[1,2]	Fannie Mae-Aces Class A2 Series 2019-M7	3.143%	4/25/29	230	251
[1,2]	Fannie Mae-Aces Class A2 Series 2019-M9	2.937%	6/25/29	345	373
[1,2]	Fannie Mae-Aces Class A2 Series 2020-M1	2.444%	10/25/29	950	993
[1,2]	Fannie Mae-Aces Class A2 Series 2020-M14	1.784%	5/25/30	250	252
[1,2]	Fannie Mae-Aces Class A2 Series 2020-M22	2.522%	8/25/29	375	396
[1,2,4]	Fannie Mae-Aces Class A2 Series 2020-M29	1.492%	5/25/30	100	98
[1,2]	Fannie Mae-Aces Class A2 Series 2020-M46	1.323%	5/25/30	250	243
[1,2]	Fannie Mae-Aces Class A2 Series 2020-M5	2.210%	1/25/30	125	129
[1,2,4]	Fannie Mae-Aces Class A2 Series 2020-M52	1.319%	10/25/30	275	268
[1,2,4]	Fannie Mae-Aces Class A2 Series 2021-M1	1.390%	11/25/30	60	59
[1,2,4]	Fannie Mae-Aces Class A2 Series 2021-M11	1.459%	3/25/31	225	221
[1,2,4]	Fannie Mae-Aces Class A2 Series 2021-M13	1.605%	4/25/31	50	49
[1,2,4]	Fannie Mae-Aces Class A2 Series 2021-M19	1.741%	10/25/31	275	274
[1,2,4]	Fannie Mae-Aces Class A2 Series 2021-M3G	1.250%	1/25/31	225	215
[1,2,4]	Fannie Mae-Aces Class A3 Series 2018-M3	3.086%	2/25/30	75	82
[1,2,4]	Fannie Mae-Aces Class APT Series 2013-M12	2.405%	3/25/23	130	131

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1,2,4]	Fannie Mae-Aces Class APT Series 2013-M14	2.481%	4/25/23	30	30
[1,2,4]	Fannie Mae-Aces Class ATS2 Series 2018-M2	2.902%	1/25/28	425	456
[1,2,4]	Fannie Mae-Aces Class AV2 Series 2015-M4	2.509%	7/25/22	32	32
[1,2]	Fannie Mae-Aces Class AV2 Series 2016-M2	2.152%	1/25/23	61	62
[1,2]	Fannie Mae-Aces Class AV2 Series 2016-M7	2.157%	10/25/23	21	22
[1,2,4]	Fannie Mae-Aces Class AV2 Series 2017-M10	2.554%	7/25/24	103	106
[1,2,4]	Fannie Mae-Aces Class AV2 Series 2017-M15	3.140%	11/25/27	275	289
[1,2]	FHLMC Multifamily Structured Pass Through Certificates Class A2 Series K-1521	2.184%	8/25/36	150	150
[2]	Fifth Third Auto Trust Class A4 Series 2019-1	2.690%	11/16/26	50	51
[2]	Ford Credit Auto Lease Trust Class A3 Series 2021-B	0.370%	10/15/24	125	124
[2]	Ford Credit Auto Owner Trust Class A3 Series 2019-A	2.780%	9/15/23	41	41
[2]	Ford Credit Auto Owner Trust Class A3 Series 2020-A	1.040%	8/15/24	19	20
[2]	Ford Credit Auto Owner Trust Class A3 Series 2020-B	0.560%	10/15/24	141	141
[2]	Ford Credit Auto Owner Trust Class A3 Series 2020-C	0.410%	7/15/25	75	75
[2]	Ford Credit Auto Owner Trust Class A3 Series 2021-A	0.260%	2/15/24	100	100
[2]	Ford Credit Auto Owner Trust Class A3 Series 2021-A	0.300%	8/15/25	150	149
[2]	Ford Credit Auto Owner Trust Class A4 Series 2019-A	2.850%	8/15/24	50	51
[2]	Ford Credit Auto Owner Trust Class A4 Series 2020-B	0.790%	11/15/25	35	35
[2]	Ford Credit Auto Owner Trust Class A4 Series 2020-C	0.510%	8/15/26	25	25
[2]	Ford Credit Auto Owner Trust Class A4 Series 2021-A	0.300%	4/15/24	25	25
[2]	Ford Credit Auto Owner Trust Class A4 Series 2021-A	0.490%	9/15/26	50	49
[2]	Ford Credit Floorplan Master Owner Trust Class A Series 2018-2	3.170%	3/15/25	200	206
[2]	Ford Credit Floorplan Master Owner Trust Class A Series 2018-4	4.060%	11/15/30	100	112
[2]	Ford Credit Floorplan Master Owner Trust Class A Series 2019-2	3.060%	4/15/26	150	156
[2]	Ford Credit Floorplan Master Owner Trust Class A Series 2019-4	2.440%	9/15/26	185	191
[2]	Ford Credit Floorplan Master Owner Trust Class A Series 2020-2	1.060%	9/15/27	150	148
[2]	Ford Credit Floorplan Master Owner Trust Class A1 Series 2020-1	0.700%	9/15/25	275	274
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificate Class A2 Series K1522	2.361%	10/25/36	150	153
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A1 Series K038	2.604%	10/25/23	18	18
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A1 Series K039	2.683%	12/25/23	18	18
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A1 Series K040	2.768%	4/25/24	47	48
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A1 Series K042	2.267%	6/25/24	20	21
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A1 Series K043	2.532%	10/25/23	18	18
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A1 Series K045	2.493%	11/25/24	60	61
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A1 Series K047	2.827%	12/25/24	48	50
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A1 Series K080	3.736%	4/25/28	91	99
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A1 Series K087	3.591%	10/25/27	91	97
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A1 Series K121	0.995%	8/25/30	25	24
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A1 Series K122	0.863%	11/25/30	15	14
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A1 Series K129	1.342%	9/25/30	50	49
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A1 Series K1520	2.007%	7/25/35	50	51
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K027	2.637%	1/25/23	325	330
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K028	3.111%	2/25/23	472	481
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K029	3.320%	2/25/23	316	323
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K030	3.250%	4/25/23	324	331
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K031	3.300%	4/25/23	1,215	1,249
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K032	3.310%	5/25/23	340	350
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K033	3.060%	7/25/23	325	334
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K034	3.531%	7/25/23	288	298
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K035	3.458%	8/25/23	400	414
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K036	3.527%	10/25/23	325	338
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K038	3.389%	3/25/24	200	209
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K039	3.303%	7/25/24	225	236
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K040	3.241%	9/25/24	275	289
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K041	3.171%	10/25/24	275	289
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K042	2.670%	12/25/24	25	26
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K043	3.062%	12/25/24	150	158
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K045	3.023%	11/25/25	175	184

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K046	3.205%	3/25/25	175	185
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K047	3.329%	5/25/25	175	186
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K048	3.284%	6/25/25	325	345
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K049	3.010%	7/25/25	125	132
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K050	3.334%	8/25/25	200	213
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K052	3.151%	11/25/25	125	133
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K053	2.995%	12/25/25	75	79
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K054	2.745%	1/25/26	200	210
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K056	2.525%	5/25/26	150	157
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K058	2.653%	8/25/26	100	105
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K063	3.430%	1/25/27	475	518
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K064	3.224%	3/25/27	300	325
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K065	3.243%	4/25/27	433	470
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K066	3.117%	6/25/27	150	162
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K067	3.194%	7/25/27	500	543
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K068	3.244%	8/25/27	125	136
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K069	3.187%	9/25/27	200	218
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K070	3.303%	11/25/27	75	82
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K071	3.286%	11/25/27	225	246
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K072	3.444%	12/25/27	100	110
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K073	3.350%	1/25/28	125	137
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K074	3.600%	1/25/28	225	251
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K075	3.650%	2/25/28	150	168
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K076	3.900%	4/25/28	350	397
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K078	3.854%	6/25/28	100	113
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K079	3.926%	6/25/28	25	28
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K080	3.926%	7/25/28	175	199
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K081	3.900%	8/25/28	350	399
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K082	3.920%	9/25/28	75	86
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K083	4.050%	9/25/28	1,700	1,956
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K084	3.780%	10/25/28	275	310
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K085	4.060%	10/25/28	225	257
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K087	3.771%	12/25/28	400	453
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K088	3.690%	1/25/29	275	310
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K089	3.563%	1/25/29	25	28
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K090	3.422%	2/25/29	200	223
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K091	3.505%	3/25/29	450	503
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K092	3.298%	4/25/29	225	249
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K093	2.982%	5/25/29	400	434
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K094	2.903%	6/25/29	275	297
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K095	2.785%	6/25/29	275	296
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K096	2.519%	7/25/29	225	238
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K098	2.425%	8/25/29	450	472
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K099	2.595%	9/25/29	210	223
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K101	2.524%	10/25/29	370	392
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K102	2.537%	10/25/29	350	371
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K103	2.651%	11/25/29	300	320
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K104	2.253%	1/25/30	445	462
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K105	1.872%	3/25/53	95	96
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K106	2.069%	1/25/30	1,300	1,333
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K107	1.639%	1/25/30	100	99
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K108	1.517%	3/25/30	150	148

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K109	1.558%	4/25/30	425	420
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K110	1.477%	4/25/30	25	25
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K111	1.350%	5/25/30	25	24
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K114	1.366%	6/25/30	125	121
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K116	1.378%	7/25/30	320	311
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K117	1.406%	8/25/30	25	24
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K118	1.493%	9/25/30	400	392
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K120	1.500%	10/25/30	300	294
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K121	1.547%	10/25/30	175	172
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K122	1.521%	11/25/30	175	172
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K124	1.658%	12/25/30	150	149
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K125	1.846%	1/25/31	700	705
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K126	2.074%	1/25/31	250	256
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K127	2.108%	1/25/31	425	437
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K128	2.020%	3/25/31	250	255
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K129	1.914%	5/25/31	400	405
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K130	1.723%	6/25/31	150	149
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K131	1.853%	7/25/31	400	402
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K132	2.023%	8/25/31	100	102
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K133	2.096%	9/25/31	200	205
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K134	2.243%	10/25/31	200	208
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K135	2.154%	10/25/31	125	129
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K1510	3.718%	1/25/31	75	86
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K1511	3.470%	3/25/31	100	113
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K1514	2.859%	10/25/34	225	242
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K1515	1.940%	2/25/35	150	147
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K1516	1.721%	5/25/35	225	214
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K1517	1.716%	7/25/35	25	24
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K1518	1.860%	10/25/35	100	97
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K1519	2.013%	12/25/35	100	98
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K152	3.080%	1/25/31	100	110
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K1520	2.438%	2/25/36	200	206
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K155	3.750%	11/25/32	100	115
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K157	3.990%	5/25/33	75	88
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K158	3.900%	12/25/30	100	117
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K159	3.950%	11/25/30	50	58
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K718	2.791%	1/25/22	5	5
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K723	2.454%	8/25/23	120	123
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K724	3.062%	11/25/23	100	103
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K726	2.905%	4/25/24	165	171
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K727	2.946%	7/25/24	200	207
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K728	3.064%	8/25/24	247	258
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K729	3.136%	10/25/24	900	942
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K730	3.590%	1/25/25	275	291
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K731	3.600%	2/25/25	225	238
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K734	3.208%	2/25/26	375	401
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K735	2.862%	5/25/26	500	529
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K737	2.525%	10/25/26	400	420
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K738	1.545%	1/25/27	100	101
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K739	1.336%	9/25/27	25	25
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K742	1.760%	3/25/28	200	202
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K743	1.770%	5/25/28	125	126

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K744	1.712%	7/25/28	98	99
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K745	1.657%	8/25/28	50	50
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K746	2.031%	9/25/28	150	154
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series KC02	3.370%	7/25/25	175	186
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series KW01	2.853%	1/25/26	200	211
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A3 Series K1510	3.794%	1/25/34	395	460
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A3 Series K1511	3.542%	3/25/34	225	257
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A3 Series K-1513	2.797%	8/25/34	335	357
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A3 Series K154	3.459%	11/25/32	50	57
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A3 Series K155	3.750%	4/25/33	200	233
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A3 Series K157	3.990%	8/25/33	75	88
[2]	GM Financial Automobile Leasing Trust Class A3 Series 2020-1	1.670%	12/20/22	10	10
[2]	GM Financial Automobile Leasing Trust Class A3 Series 2020-2	0.800%	7/20/23	25	25
[2]	GM Financial Automobile Leasing Trust Class A3 Series 2021-2	0.340%	5/20/24	100	100
[2]	GM Financial Automobile Leasing Trust Class A3 Series 2021-3	0.390%	10/21/24	125	124
[2]	GM Financial Automobile Leasing Trust Class A4 Series 2020-1	1.700%	12/20/23	10	10
[2]	GM Financial Automobile Leasing Trust Class A4 Series 2020-3	0.510%	10/21/24	25	25
[2]	GM Financial Automobile Leasing Trust Class A4 Series 2021-2	0.410%	5/20/25	25	25
[2]	GM Financial Consumer Automobile Receivables Trust Class A3 Series 2020-3	0.450%	4/16/25	175	175
[2]	GM Financial Consumer Automobile Receivables Trust Class A3 Series 2020-4	0.380%	8/18/25	115	114
[2]	GM Financial Consumer Automobile Receivables Trust Class A3 Series 2021-2	0.510%	4/16/26	55	55
[2]	GM Financial Consumer Automobile Receivables Trust Class A3 Series 2021-3	0.480%	6/16/26	100	99
[2]	GM Financial Consumer Automobile Receivables Trust Class A3 Series 2021-4	0.680%	9/16/26	75	74
[2]	GM Financial Consumer Automobile Receivables Trust Class A4 Series 2018-2	3.020%	12/18/23	62	63
[2]	GM Financial Consumer Automobile Receivables Trust Class A4 Series 2020-1	1.900%	3/17/25	30	30
[2]	GM Financial Consumer Automobile Receivables Trust Class A4 Series 2020-3	0.580%	1/16/26	25	25
[2]	GM Financial Consumer Automobile Receivables Trust Class A4 Series 2021-2	0.820%	10/16/26	25	25
[2]	GM Financial Consumer Automobile Receivables Trust Class A4 Series 2021-3	0.730%	8/16/27	50	49
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	GM Financial Leasing Trust Class A3 Series 2021-1	0.260%	2/20/24	75	75
[2]	GM Financial Securitized Term Class A3 Series 2021-1	0.350%	10/16/25	65	65
[2]	GM Financial Securitized Term Class A4 Series 2021-1	0.540%	5/17/27	250	247
[2]	GS Mortgage Securities Corp II Class A5 Series 2013-GC10	2.943%	2/10/46	92	94
[2]	GS Mortgage Securities Corp II Class AS Series 2013-GC10	3.279%	2/10/46	35	36
[2]	GS Mortgage Securities Trust Class A3 Series 2012-GCJ9	2.773%	11/10/45	121	123
[2]	GS Mortgage Securities Trust Class A3 Series 2017-GS6	3.433%	5/10/50	150	161
[2]	GS Mortgage Securities Trust Class A4 Series 2012-GCJ7	3.377%	5/10/45	18	18
[2]	GS Mortgage Securities Trust Class A4 Series 2013-GC12	3.135%	6/10/46	90	92
[2]	GS Mortgage Securities Trust Class A4 Series 2014-GC18	4.074%	1/10/47	200	209
[2]	GS Mortgage Securities Trust Class A4 Series 2015-GC30	3.382%	5/10/50	150	158
[2]	GS Mortgage Securities Trust Class A4 Series 2015-GC32	3.764%	7/10/48	50	53
[2]	GS Mortgage Securities Trust Class A4 Series 2015-GC34	3.506%	10/10/48	100	106
[2]	GS Mortgage Securities Trust Class A4 Series 2016-GS2	3.050%	5/10/49	75	79
[2]	GS Mortgage Securities Trust Class A4 Series 2016-GS3	2.850%	10/10/49	200	209
[2,4]	GS Mortgage Securities Trust Class A4 Series 2016-GS4	3.442%	11/10/49	75	80
[2]	GS Mortgage Securities Trust Class A4 Series 2017-GS5	3.674%	3/10/50	150	163
[2]	GS Mortgage Securities Trust Class A4 Series 2017-GS7	3.430%	8/10/50	261	280
[2]	GS Mortgage Securities Trust Class A4 Series 2019-GC39	3.567%	5/10/52	100	110
[2]	GS Mortgage Securities Trust Class A4 Series 2019-GC40	3.160%	7/10/52	150	160
[2]	GS Mortgage Securities Trust Class A4 Series 2019-GC42	3.001%	9/1/52	275	291
[2]	GS Mortgage Securities Trust Class A4 Series 2019-GSA1	3.048%	11/10/52	125	133
[2,4]	GS Mortgage Securities Trust Class A5 Series 2013-GC13	4.031%	7/10/46	20	21
[2]	GS Mortgage Securities Trust Class A5 Series 2013-GC14	4.243%	8/10/46	200	208
[2]	GS Mortgage Securities Trust Class A5 Series 2014-GC22	3.862%	6/10/47	50	53
[2]	GS Mortgage Securities Trust Class A5 Series 2014-GC24	3.931%	9/10/47	125	132
[2]	GS Mortgage Securities Trust Class A5 Series 2014-GC26	3.629%	11/10/47	225	237
[2]	GS Mortgage Securities Trust Class A5 Series 2015-GC28	3.396%	2/10/48	150	157
[2]	GS Mortgage Securities Trust Class A5 Series 2020-GC45	2.911%	2/13/53	125	132
[2]	GS Mortgage Securities Trust Class A5 Series 2020-GC47	2.377%	5/12/53	75	76
[2]	GS Mortgage Securities Trust Class A5 Series 2020-GSA2	2.012%	12/12/53	125	123
[2]	GS Mortgage Securities Trust Class AAB Series 2013-GC14	3.817%	8/10/46	9	9
[2]	GS Mortgage Securities Trust Class AAB Series 2014-GC22	3.467%	6/10/47	21	22
[2]	GS Mortgage Securities Trust Class AAB Series 2014-GC26	3.365%	11/10/47	44	45
[2]	GS Mortgage Securities Trust Class AAB Series 2015-GC32	3.513%	7/10/48	92	96
[2]	GS Mortgage Securities Trust Class AB Series 2015-GC34	3.278%	10/10/48	105	109
[2]	GS Mortgage Securities Trust Class AS Series 2013-GCJ2	3.375%	6/10/46	39	40
[2]	GS Mortgage Securities Trust Class AS Series 2014-GC26	3.964%	11/10/47	50	53

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2,4]	GS Mortgage Securities Trust Class AS Series 2016-GS4	3.645%	11/10/49	50	53
[2,4]	GS Mortgage Securities Trust Class AS Series 2017-GS5	3.826%	3/10/50	50	54
[2]	GS Mortgage Securities Trust Class AS Series 2017-GS6	3.638%	5/10/50	100	107
[2]	GS Mortgage Securities Trust Class AS Series 2017-GS7	3.663%	8/10/50	70	75
[2]	GS Mortgage Securities Trust Class AS Series 2019-GC42	3.212%	9/1/52	50	53
[2,4]	GS Mortgage Securities Trust Class AS Series 2020-GC45	3.173%	2/13/53	35	37
[2]	GS Mortgage Securities Trust Class AS Series 2020-GSA2	2.224%	12/12/53	25	25
[2,4]	GS Mortgage Securities Trust Class B Series 2014-GC24	4.515%	9/10/47	25	26
[2,4]	GS Mortgage Securities Trust Class B Series 2014-GC26	4.215%	11/10/47	50	51
[2,4]	GS Mortgage Securities Trust Class C Series 2017-GS6	4.322%	5/10/50	10	11
[2]	Harley-Davidson Motorcycle Trust Class A3 Series 2021-B	0.560%	11/16/26	150	149
[2]	Honda Auto Receivables Owner Trust Class A3 Series 2020-2	0.820%	7/15/24	57	57
[2]	Honda Auto Receivables Owner Trust Class A3 Series 2020-3	0.370%	10/18/24	360	359
[2]	Honda Auto Receivables Owner Trust Class A3 Series 2021-1	0.270%	4/21/25	100	99
[2]	Honda Auto Receivables Owner Trust Class A3 Series 2021-2	0.330%	8/15/25	125	124
[2]	Honda Auto Receivables Owner Trust Class A3 Series 2021-3	0.410%	11/18/25	75	74
[2]	Honda Auto Receivables Owner Trust Class A3 Series 2021-4	0.880%	1/21/26	100	100
[2]	Honda Auto Receivables Owner Trust Class A4 Series 2019-2	2.540%	3/21/25	30	30
[2]	Honda Auto Receivables Owner Trust Class A4 Series 2020-1	1.630%	10/21/26	20	20
[2]	Honda Auto Receivables Owner Trust Class A4 Series 2020-3	0.460%	4/19/27	25	25
[2]	Honda Auto Receivables Owner Trust Class A4 Series 2021-1	0.420%	1/21/28	50	49
[2]	Hyundai Auto Receivables Trust Class A3 Series 2020-A	1.410%	11/15/24	10	10
[2]	Hyundai Auto Receivables Trust Class A3 Series 2020-B	0.480%	12/16/24	50	50
[2]	Hyundai Auto Receivables Trust Class A3 Series 2020-C	0.380%	5/15/25	50	50
[2]	Hyundai Auto Receivables Trust Class A3 Series 2021-A	0.380%	9/15/25	50	50
[2]	Hyundai Auto Receivables Trust Class A3 Series 2021-C	0.740%	5/15/26	50	50
[2]	Hyundai Auto Receivables Trust Class A4 Series 2018-A	2.940%	6/17/24	15	15
[2]	Hyundai Auto Receivables Trust Class A4 Series 2020-B	0.620%	12/15/25	25	25
[2]	Hyundai Auto Receivables Trust Class A4 Series 2021-A	0.620%	5/17/27	25	25
[2]	John Deere Owner Trust Class A3 Series 2021-B	0.520%	3/16/26	100	99
[2]	JP Morgan Chase Commercial Mortgage Securities Trust Class A3 Series 2012-C6	3.507%	5/15/45	118	118
[2]	JP Morgan Chase Commercial Mortgage Securities Trust Class A3 Series 2012-C8	2.829%	10/15/45	109	109
[2]	JP Morgan Chase Commercial Mortgage Securities Trust Class A4 Series 2012-CBX	3.483%	6/15/45	29	30
[2]	JP Morgan Chase Commercial Mortgage Securities Trust Class A4 Series 2013-C16	4.166%	12/15/46	100	105
[2,4]	JP Morgan Chase Commercial Mortgage Securities Trust Class A4 Series 2016-JP4	3.648%	12/15/49	100	108
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	JP Morgan Chase Commercial Mortgage Securities Trust Class A5 Series 2013-C10	3.143%	12/15/47	51	52
[2]	JP Morgan Chase Commercial Mortgage Securities Trust Class A5 Series 2013-LC11	2.960%	4/15/46	208	212
[2]	JP Morgan Chase Commercial Mortgage Securities Trust Class A5 Series 2014-C20	3.805%	7/15/47	75	79
[2]	JP Morgan Chase Commercial Mortgage Securities Trust Class A5 Series 2015-JP1	3.914%	1/15/49	75	80
[2]	JP Morgan Chase Commercial Mortgage Securities Trust Class A5 Series 2016-JP3	2.870%	8/15/49	250	259
[2]	JP Morgan Chase Commercial Mortgage Securities Trust Class AS Series 2013-C10	3.372%	12/15/47	39	40
[2,4]	JP Morgan Chase Commercial Mortgage Securities Trust Class AS Series 2016-JP4	3.870%	12/15/49	75	81
[2]	JP Morgan Chase Commercial Mortgage Securities Trust Class B Series 2013-LC11	3.499%	4/15/46	50	51
[2]	JPMBB Commercial Mortgage Securities Trust Class A2 Series 2014-C24	2.940%	11/15/47	1	1
[2]	JPMBB Commercial Mortgage Securities Trust Class A3 Series 2014-C19	3.669%	4/15/47	17	17
[2]	JPMBB Commercial Mortgage Securities Trust Class A3 Series 2015-C31	3.801%	8/15/48	107	113
[2,4]	JPMBB Commercial Mortgage Securities Trust Class A4 Series 2013-C14	4.133%	8/15/46	75	77
[2]	JPMBB Commercial Mortgage Securities Trust Class A4 Series 2014-C19	3.997%	4/15/47	95	99
[2]	JPMBB Commercial Mortgage Securities Trust Class A4 Series 2014-C22	3.801%	9/15/47	175	184
[2]	JPMBB Commercial Mortgage Securities Trust Class A4 Series 2014-C26	3.494%	1/15/48	175	183
[2]	JPMBB Commercial Mortgage Securities Trust Class A4 Series 2015-C27	3.179%	2/15/48	59	61
[2]	JPMBB Commercial Mortgage Securities Trust Class A4 Series 2015-C28	3.227%	10/15/48	125	130
[2]	JPMBB Commercial Mortgage Securities Trust Class A4 Series 2015-C29	3.611%	5/15/48	100	105
[2]	JPMBB Commercial Mortgage Securities Trust Class A4 Series 2015-C33	3.770%	12/15/48	82	88
[2]	JPMBB Commercial Mortgage Securities Trust Class A5 Series 2013-C12	3.664%	7/15/45	39	40
[2]	JPMBB Commercial Mortgage Securities Trust Class A5 Series 2013-C15	4.131%	11/15/45	65	68
[2]	JPMBB Commercial Mortgage Securities Trust Class A5 Series 2014-C18	4.079%	2/15/47	127	132
[2]	JPMBB Commercial Mortgage Securities Trust Class A5 Series 2014-C21	3.775%	8/15/47	25	26
[2]	JPMBB Commercial Mortgage Securities Trust Class A5 Series 2014-C23	3.934%	9/15/47	85	90
[2]	JPMBB Commercial Mortgage Securities Trust Class A5 Series 2014-C24	3.639%	11/15/47	50	52
[2]	JPMBB Commercial Mortgage Securities Trust Class A5 Series 2014-C25	3.672%	11/15/47	200	210

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	JPMBB Commercial Mortgage Securities Trust Class A5 Series 2015-C30	3.822%	7/15/48	100	107
[2]	JPMBB Commercial Mortgage Securities Trust Class A5 Series 2015-C32	3.598%	11/15/48	125	130
[2,4]	JPMBB Commercial Mortgage Securities Trust Class AS Series 2013-C12	4.038%	7/15/45	26	27
[2,4]	JPMBB Commercial Mortgage Securities Trust Class AS Series 2013-C14	4.409%	8/15/46	30	31
[2]	JPMBB Commercial Mortgage Securities Trust Class AS Series 2013-C15	4.420%	11/15/45	35	37
[2,4]	JPMBB Commercial Mortgage Securities Trust Class AS Series 2014-C18	4.439%	2/15/47	25	26
[2,4]	JPMBB Commercial Mortgage Securities Trust Class AS Series 2014-C19	4.243%	4/15/47	50	52
[2]	JPMBB Commercial Mortgage Securities Trust Class AS Series 2014-C22	4.110%	9/15/47	50	52
[2,4]	JPMBB Commercial Mortgage Securities Trust Class AS Series 2014-C23	4.202%	9/15/47	50	53
[2,4]	JPMBB Commercial Mortgage Securities Trust Class AS Series 2014-C24	3.914%	11/15/47	75	78
[2]	JPMBB Commercial Mortgage Securities Trust Class AS Series 2014-C25	4.065%	11/15/47	50	52
[2]	JPMBB Commercial Mortgage Securities Trust Class AS Series 2014-C26	3.800%	1/15/48	50	53
[2]	JPMBB Commercial Mortgage Securities Trust Class AS Series 2015-C28	3.532%	10/15/48	50	51
[2,4]	JPMBB Commercial Mortgage Securities Trust Class AS Series 2015-C30	4.226%	7/15/48	50	54
[2,4]	JPMBB Commercial Mortgage Securities Trust Class ASB Series 2013-C14	3.761%	8/15/46	14	14
[2]	JPMBB Commercial Mortgage Securities Trust Class ASB Series 2013-C15	3.659%	11/15/45	3	4
[2]	JPMBB Commercial Mortgage Securities Trust Class ASB Series 2014-C21	3.428%	8/15/47	14	15
[2]	JPMBB Commercial Mortgage Securities Trust Class ASB Series 2015-C27	3.017%	2/15/48	72	74
[2]	JPMBB Commercial Mortgage Securities Trust Class ASB Series 2015-C29	3.304%	5/15/48	38	39
[2]	JPMBB Commercial Mortgage Securities Trust Class ASB Series 2015-C30	3.559%	7/15/48	82	85
[2]	JPMBB Commercial Mortgage Securities Trust Class ASB Series 2015-C31	3.540%	8/15/48	38	40
[2]	JPMBB Commercial Mortgage Securities Trust Class ASB Series 2015-C32	3.358%	11/15/48	86	89
[2]	JPMBB Commercial Mortgage Securities Trust Class ASB Series 2016-C1	3.316%	3/15/49	60	62
[2,4]	JPMBB Commercial Mortgage Securities Trust Class B Series 2014-C18	4.796%	2/15/47	30	31
[2]	JPMBB Commercial Mortgage Securities Trust Class B Series 2014-C26	3.951%	1/15/48	50	52
[2]	JPMCC Commercial Mortgage Securities Trust Class A2 Series 2017-JP6	3.050%	7/15/50	26	26
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	JPMCC Commercial Mortgage Securities Trust Class A4 Series 2019-COR5	3.386%	6/13/52	200	217
[2]	JPMCC Commercial Mortgage Securities Trust Class A5 Series 2017-JP5	3.723%	3/15/50	400	432
[2]	JPMCC Commercial Mortgage Securities Trust Class A5 Series 2017-JP6	3.490%	7/15/50	100	107
[2]	JPMCC Commercial Mortgage Securities Trust Class A5 Series 2019-COR4	4.029%	3/10/52	300	337
[2]	JPMCC Commercial Mortgage Securities Trust Class AS Series 2017-JP6	3.744%	7/15/50	100	107
[2]	JPMCC Commercial Mortgage Securities Trust Class AS Series 2019-COR5	3.669%	6/13/52	25	27
[2]	JPMDB Commercial Mortgage Securities Trust Class A4 Series 2016-C2	3.144%	6/15/49	75	79
[2]	JPMDB Commercial Mortgage Securities Trust Class A4 Series 2018-C8	4.211%	6/15/51	225	253
[2]	JPMDB Commercial Mortgage Securities Trust Class A4 Series 2019-COR6	3.057%	11/13/52	175	186
[2]	JPMDB Commercial Mortgage Securities Trust Class A5 Series 2017-C7	3.409%	10/15/50	75	80
[2]	JPMDB Commercial Mortgage Securities Trust Class A5 Series 2020-COR7	2.180%	5/13/53	50	50
[2]	JPMDB Commercial Mortgage Securities Trust Class AS Series 2016-C2	3.484%	6/15/49	50	51
[2,4]	JPMDB Commercial Mortgage Securities Trust Class AS Series 2017-C7	3.713%	10/15/50	50	54
[2]	JPMDB Commercial Mortgage Securities Trust Class AS Series 2018-C8	4.421%	6/15/51	25	28
[2]	Mercedes-Benz Auto Lease Trust Class A3 Series 2020-A	1.840%	12/15/22	22	22
[2]	Mercedes-Benz Auto Lease Trust Class A3 Series 2021-A	0.250%	1/16/24	75	75
[2]	Mercedes-Benz Auto Lease Trust Class A3 Series 2021-B	0.400%	11/15/24	50	50
[2]	Mercedes-Benz Auto Lease Trust Class A4 Series 2020-A	1.880%	9/15/25	25	25
[2]	Mercedes-Benz Auto Lease Trust Class A4 Series 2020-B	0.500%	6/15/26	10	10
[2]	Mercedes-Benz Auto Lease Trust Class A4 Series 2021-A	0.320%	10/15/26	25	25
[2]	Mercedes-Benz Auto Lease Trust Class A4 Series 2021-B	0.510%	3/15/27	25	25
[2]	Mercedes-Benz Auto Receivables Trust Class A3 Series 2021-1	0.460%	6/15/26	75	74
[2]	Mercedes-Benz Auto Receivables Trust Class A4 Series 2020-1	0.770%	10/15/26	10	10
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class A3 Series 2017-C34	3.276%	11/15/52	125	133
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class A4 Series 2012-C5	3.176%	8/15/45	93	94
[2,4]	Morgan Stanley Bank of America Merrill Lynch Trust Class A4 Series 2013-C11	4.151%	8/15/46	40	41
[2,4]	Morgan Stanley Bank of America Merrill Lynch Trust Class A4 Series 2013-C12	4.259%	10/15/46	100	104
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class A4 Series 2013-C7	2.918%	2/15/46	68	69
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class A4 Series 2013-C8	3.134%	12/15/48	100	102

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class A4 Series 2013-C9	3.102%	5/15/46	50	51
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class A4 Series 2014-C19	3.526%	12/15/47	75	79
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class A4 Series 2015-C20	3.249%	2/15/48	200	209
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class A4 Series 2015-C22	3.306%	4/15/48	75	79
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class A4 Series 2015-C23	3.719%	7/15/50	125	133
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class A4 Series 2015-C24	3.732%	5/15/48	75	80
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class A4 Series 2015-C27	3.753%	12/15/47	75	80
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class A4 Series 2016-C28	3.544%	1/15/49	225	239
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class A4 Series 2017-C34	3.536%	11/15/52	150	162
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class A5 Series 2014-C14	4.064%	2/15/47	100	105
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class A5 Series 2014-C16	3.892%	6/15/47	100	105
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class A5 Series 2015-C25	3.635%	10/15/48	75	80
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class A5 Series 2015-C26	3.531%	10/15/48	75	80
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class A5 Series 2016-C30	2.860%	9/15/49	200	208
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class A5 Series 2016-C31	3.102%	11/15/49	250	264
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class A5 Series 2017-C33	3.599%	5/15/50	150	162
[2,4]	Morgan Stanley Bank of America Merrill Lynch Trust Class AS Series 2013-C11	4.351%	8/15/46	20	20
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class AS Series 2013-C7	3.214%	2/15/46	14	14
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class AS Series 2013-C8	3.376%	12/15/48	50	51
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class AS Series 2013-C9	3.456%	5/15/46	50	51
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class AS Series 2017-C33	3.852%	5/15/50	100	107
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class ASB Series 2014-C16	3.477%	6/15/47	12	12
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class ASB Series 2014-C19	3.326%	12/15/47	29	30
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class ASB Series 2015-C20	3.069%	2/15/48	27	27
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class ASB Series 2015-C22	3.040%	4/15/48	69	71
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class ASB Series 2015-C23	3.398%	7/15/50	34	35
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class ASB Series 2015-C25	3.383%	10/15/48	99	102
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class ASB Series 2015-C26	3.323%	10/15/48	57	59
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class ASB Series 2015-C27	3.557%	12/15/47	38	40
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class ASB Series 2016-C28	3.288%	1/15/49	66	68
[2,4]	Morgan Stanley Bank of America Merrill Lynch Trust Class B Series 2014-C14	4.859%	2/15/47	100	105
[2,4]	Morgan Stanley Bank of America Merrill Lynch Trust Class B Series 2014-C16	4.332%	6/15/47	50	51
[2,4]	Morgan Stanley Bank of America Merrill Lynch Trust Class B Series 2014-C18	4.456%	10/15/47	50	53
[2,4]	Morgan Stanley Bank of America Merrill Lynch Trust Class B Series 2015-C22	3.883%	4/15/48	50	51
[2]	Morgan Stanley Capital I Trust Class A3 Series 2016-UBS9	3.329%	3/15/49	25	26
[2]	Morgan Stanley Capital I Trust Class A3 Series 2019-L2	3.806%	3/15/52	50	54
[2]	Morgan Stanley Capital I Trust Class A3 Series 2020-L4	2.698%	2/15/53	175	181
[2]	Morgan Stanley Capital I Trust Class A4 Series 2015-UBS8	3.809%	12/15/48	75	80
[2]	Morgan Stanley Capital I Trust Class A4 Series 2016-BNK2	3.049%	11/15/49	100	106
[2]	Morgan Stanley Capital I Trust Class A4 Series 2016-UB11	2.782%	8/15/49	200	208
[2]	Morgan Stanley Capital I Trust Class A4 Series 2016-UBS12	3.596%	12/15/49	200	215
[2]	Morgan Stanley Capital I Trust Class A4 Series 2017-HR2	3.587%	12/15/50	50	54
[2]	Morgan Stanley Capital I Trust Class A4 Series 2019-H6	3.417%	6/15/52	250	271
[2]	Morgan Stanley Capital I Trust Class A4 Series 2019-L2	4.071%	3/15/52	150	168
[2]	Morgan Stanley Capital I Trust Class A4 Series 2019-L3	3.127%	11/15/52	200	213
[2]	Morgan Stanley Capital I Trust Class A4 Series 2020-HR8	2.041%	7/15/53	65	64
[2]	Morgan Stanley Capital I Trust Class A4 Series 2021-L6	2.444%	6/15/54	75	76
[2]	Morgan Stanley Capital I Trust Class A5 Series 2017-H1	3.530%	6/15/50	150	162
[2]	Morgan Stanley Capital I Trust Class A5 Series 2021-L7	2.574%	10/15/54	150	154
[2]	Morgan Stanley Capital I Trust Class AS Series 2012-C4	3.773%	3/15/45	35	35
[2]	Morgan Stanley Capital I Trust Class AS Series 2016-BNK2	3.282%	11/15/49	83	87
[2]	Morgan Stanley Capital I Trust Class AS Series 2019-H6	3.700%	6/15/52	25	27
[2]	Morgan Stanley Capital I Trust Class AS Series 2020-L4	2.880%	2/15/53	25	26
[2]	Nissan Auto Lease Trust Class A3 Series 2020-A	1.840%	1/17/23	24	24
[2]	Nissan Auto Lease Trust Class A3 Series 2021-A	0.520%	8/15/24	100	99
[2]	Nissan Auto Lease Trust Class A4 Series 2020-A	1.880%	4/15/25	25	25
[2]	Nissan Auto Receivables Owner Trust Class A3 Series 2020-A	1.380%	12/16/24	45	45
[2]	Nissan Auto Receivables Owner Trust Class A3 Series 2020-B	0.550%	7/15/24	44	44
[2]	Nissan Auto Receivables Owner Trust Class A3 Series 2021-A	0.330%	10/15/25	100	99
[2]	Nissan Auto Receivables Owner Trust Class A4 Series 2019-B	2.540%	12/15/25	30	31

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	Nissan Auto Receivables Owner Trust Class A4 Series 2019-C	1.950%	5/15/26	35	36
[2]	Nissan Auto Receivables Owner Trust Class A4 Series 2021-A	0.570%	9/15/27	50	49
[2]	Santander Drive Auto Receivables Trust Class B Series 2020-2	0.960%	11/15/24	24	24
[2]	Santander Drive Auto Receivables Trust Class B Series 2020-3	0.690%	3/17/25	25	25
[2]	Santander Drive Auto Receivables Trust Class B Series 2020-4	0.730%	3/17/25	25	25
[2]	Santander Drive Auto Receivables Trust Class B Series 2021-1	0.500%	4/15/25	100	100
[2]	Santander Drive Auto Receivables Trust Class B Series 2021-2	0.590%	9/15/25	30	30
[2]	Santander Drive Auto Receivables Trust Class B Series 2021-4	0.880%	6/15/26	100	99
[2]	Santander Drive Auto Receivables Trust Class C Series 2020-2	1.460%	9/15/25	25	25
[2]	Santander Drive Auto Receivables Trust Class C Series 2020-3	1.120%	1/15/26	25	25
[2]	Santander Drive Auto Receivables Trust Class C Series 2020-4	1.010%	1/15/26	25	25
[2]	Santander Drive Auto Receivables Trust Class C Series 2021-1	4.110%	12/15/25	45	46
[2]	Santander Drive Auto Receivables Trust Class C Series 2021-1	0.750%	2/17/26	50	50
[2]	Santander Drive Auto Receivables Trust Class C Series 2021-2	0.900%	6/15/26	75	74
[2]	Santander Drive Auto Receivables Trust Class C Series 2021-3	0.950%	9/15/27	50	50
[2]	Santander Drive Auto Receivables Trust Class C Series 2021-4	1.260%	2/16/27	50	49
[2]	Santander Drive Auto Receivables Trust Class D Series 2021-2	1.350%	7/15/27	60	59
[2]	Santander Drive Auto Receivables Trust Class D Series 2021-3	1.330%	9/15/27	50	49
[2]	Synchrony Card Funding LLC Class A Series 2019-A2	2.340%	6/15/25	60	60
[2]	Synchrony Credit Card Master Note Trust Class A Series 2018-2	3.470%	5/15/26	275	285
[2]	Toyota Auto Receivables Owner Trust Class A3 Series 2020-A	0.260%	5/15/25	50	50
[2]	Toyota Auto Receivables Owner Trust Class A3 Series 2020-B	1.360%	8/15/24	9	9
[2]	Toyota Auto Receivables Owner Trust Class A3 Series 2020-C	0.440%	10/15/24	40	40
[2]	Toyota Auto Receivables Owner Trust Class A3 Series 2020-D	0.350%	1/15/25	75	75
[2]	Toyota Auto Receivables Owner Trust Class A3 Series 2021-B	0.260%	11/17/25	325	322
[2]	Toyota Auto Receivables Owner Trust Class A3 Series 2021-C	0.430%	1/15/26	125	124
[2]	Toyota Auto Receivables Owner Trust Class A3 Series 2021-D	0.710%	4/15/26	100	99
[2]	Toyota Auto Receivables Owner Trust Class A4 Series 2018-A	2.520%	5/15/23	17	17
[2]	Toyota Auto Receivables Owner Trust Class A4 Series 2018-B	3.110%	11/15/23	19	19
[2]	Toyota Auto Receivables Owner Trust Class A4 Series 2020-A	1.680%	5/15/25	50	51
[2]	Toyota Auto Receivables Owner Trust Class A4 Series 2020-A	0.390%	6/15/26	25	25
[2]	Toyota Auto Receivables Owner Trust Class A4 Series 2020-D	0.470%	1/15/26	25	25
[2]	Toyota Auto Receivables Owner Trust Class A4 Series 2021-B	0.530%	10/15/26	50	49
[2]	UBS Commercial Mortgage Trust Class A2 Series 2018-C13	4.208%	10/15/51	16	17
[2]	UBS Commercial Mortgage Trust Class A3 Series 2017-C4	3.301%	10/15/50	100	104
[2]	UBS Commercial Mortgage Trust Class A3 Series 2018-C8	3.720%	2/15/51	150	163
[2]	UBS Commercial Mortgage Trust Class A4 Series 2017-C1	3.460%	6/15/50	100	107
[2]	UBS Commercial Mortgage Trust Class A4 Series 2017-C2	3.487%	8/15/50	150	161
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	UBS Commercial Mortgage Trust Class A4 Series 2017-C3	3.426%	8/15/50	175	186
[2]	UBS Commercial Mortgage Trust Class A4 Series 2017-C4	3.563%	10/15/50	150	162
[2]	UBS Commercial Mortgage Trust Class A4 Series 2017-C7	3.679%	12/15/50	150	163
[2]	UBS Commercial Mortgage Trust Class A4 Series 2018-C10	4.313%	5/15/51	175	197
[2]	UBS Commercial Mortgage Trust Class A4 Series 2018-C13	4.334%	10/15/51	75	85
[2]	UBS Commercial Mortgage Trust Class A4 Series 2018-C14	4.448%	12/15/51	225	257
[2]	UBS Commercial Mortgage Trust Class A4 Series 2018-C15	4.341%	12/15/51	125	142
[2]	UBS Commercial Mortgage Trust Class A4 Series 2018-C8	3.983%	2/15/51	275	304
[2,4]	UBS Commercial Mortgage Trust Class A4 Series 2018-C9	4.117%	3/15/51	275	304
[2]	UBS Commercial Mortgage Trust Class A4 Series 2019-C16	3.605%	4/15/52	100	110
[2]	UBS Commercial Mortgage Trust Class A4 Series 2019-C17	2.921%	10/15/52	125	131
[2]	UBS Commercial Mortgage Trust Class A4 Series 2019-C18	3.035%	12/15/52	75	79
[2]	UBS Commercial Mortgage Trust Class A5 Series 2017-C5	3.474%	11/15/50	100	107
[2,4]	UBS Commercial Mortgage Trust Class A5 Series 2018-C11	4.241%	6/15/51	125	140
[2]	UBS Commercial Mortgage Trust Class A5 Series 2018-C12	4.296%	8/15/51	100	112
[2]	UBS Commercial Mortgage Trust Class AS Series 2017-C1	3.724%	6/15/50	50	53
[2,4]	UBS Commercial Mortgage Trust Class AS Series 2017-C2	3.740%	8/15/50	50	53
[2,4]	UBS Commercial Mortgage Trust Class AS Series 2017-C3	3.739%	8/15/50	75	80
[2,4]	UBS Commercial Mortgage Trust Class AS Series 2017-C4	3.836%	10/15/50	62	66
[2,4]	UBS Commercial Mortgage Trust Class AS Series 2017-C7	4.061%	12/15/50	100	109
[2,4]	UBS Commercial Mortgage Trust Class AS Series 2018-C8	4.215%	2/15/51	75	83
[2]	UBS Commercial Mortgage Trust Class AS Series 2019-C16	3.887%	4/15/52	25	27
[2]	UBS-Barclays Commercial Mortgage Trust Class A4 Series 2013-C5	3.185%	3/10/46	104	105
[2]	UBS-Barclays Commercial Mortgage Trust Class A4 Series 2013-C6	3.244%	4/10/46	165	168
[2]	UBS-Barclays Commercial Mortgage Trust Class AS Series 2013-C6	3.469%	4/10/46	25	25
[2]	Verizon Master Trust Class A Series 2021-1	0.500%	5/20/27	550	543
[2]	Verizon Master Trust Class A Series 2021-2	0.990%	4/20/28	350	347
[2]	Verizon Owner Trust Class A Series 2020-B	0.470%	2/20/25	455	454
[2]	Verizon Owner Trust Class A Series 2020-C	0.410%	4/21/25	230	229
[2]	Verizon Owner Trust Class A1A Series 2020-A	1.850%	7/22/24	170	171
[2]	Volkswagen Auto Loan Enhanced Trust Class A3 Series 2021-1	1.020%	6/22/26	125	125
[2]	Wells Fargo Commercial Mortgage Trust Class A2 Series 2015-NXS1	2.632%	5/15/48	7	7
[2]	Wells Fargo Commercial Mortgage Trust Class A3 Series 2012-LC5	2.918%	10/15/45	62	62
[2]	Wells Fargo Commercial Mortgage Trust Class A3 Series 2014-LC18	3.271%	12/15/47	22	22
[2]	Wells Fargo Commercial Mortgage Trust Class A3 Series 2016-BNK1	2.652%	8/15/49	150	155
[2]	Wells Fargo Commercial Mortgage Trust Class A3 Series 2016-C36	2.807%	11/15/59	50	51
[2]	Wells Fargo Commercial Mortgage Trust Class A3 Series 2017-C40	3.317%	10/15/50	100	106

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2015-C26	3.166%	2/15/48	75	78
[2]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2015-C27	3.190%	2/15/48	184	190
[2]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2015-C28	3.540%	5/15/48	175	185
[2]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2015-C29	3.637%	6/15/48	175	186
[2]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2015-C30	3.664%	9/15/58	50	53
[2]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2015-LC22	3.839%	9/15/58	75	81
[2]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2015-P2	3.809%	12/15/48	50	54
[2]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2015-SG1	3.789%	9/15/48	207	218
[2]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2016-C32	3.560%	1/15/59	125	134
[2]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2016-C33	3.426%	3/15/59	325	346
[2]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2016-C34	3.096%	6/15/49	75	78
[2]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2016-LC24	2.942%	10/15/49	162	170
[2]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2017-C40	3.581%	10/15/50	150	163
[2]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2017-C41	3.472%	11/15/50	250	270
[2,4]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2018-C43	4.012%	3/15/51	275	305
[2]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2018-C45	4.184%	6/15/51	200	225
[2]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2018-C46	4.152%	8/15/51	75	84
[2]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2018-C47	4.442%	9/15/61	150	171
[2]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2019-C51	3.311%	6/15/52	200	216
[2]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2019-C53	3.040%	10/15/52	200	213
[2]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2019-C54	3.146%	12/15/52	100	107
[2]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2020-C58	2.092%	7/15/53	50	50
[2]	Wells Fargo Commercial Mortgage Trust Class A5 Series 2014-LC16	3.817%	8/15/50	75	79
[2]	Wells Fargo Commercial Mortgage Trust Class A5 Series 2014-LC18	3.405%	12/15/47	125	131
[2]	Wells Fargo Commercial Mortgage Trust Class A5 Series 2015-LC20	3.184%	4/15/50	276	289
[2]	Wells Fargo Commercial Mortgage Trust Class A5 Series 2015-NXS1	3.148%	5/15/48	50	52
[2]	Wells Fargo Commercial Mortgage Trust Class A5 Series 2016-C37	3.794%	12/15/49	100	109
[2]	Wells Fargo Commercial Mortgage Trust Class A5 Series 2017-C38	3.453%	7/15/50	192	207
[2]	Wells Fargo Commercial Mortgage Trust Class A5 Series 2017-C39	3.418%	9/15/50	175	189
[2]	Wells Fargo Commercial Mortgage Trust Class A5 Series 2018-C44	4.212%	5/15/51	175	196
[2]	Wells Fargo Commercial Mortgage Trust Class A5 Series 2019-C49	4.023%	3/15/52	225	253
[2]	Wells Fargo Commercial Mortgage Trust Class A5 Series 2019-C50	3.729%	5/15/52	125	138
[2]	Wells Fargo Commercial Mortgage Trust Class A5 Series 2019-C52	2.892%	8/15/52	270	284
[2]	Wells Fargo Commercial Mortgage Trust Class A5 Series 2020-C55	2.725%	2/15/53	165	172
[2]	Wells Fargo Commercial Mortgage Trust Class A5 Series 2020-C56	2.448%	6/15/53	50	51
[2]	Wells Fargo Commercial Mortgage Trust Class A5 Series 2021-C59	2.626%	4/15/54	100	103
[2]	Wells Fargo Commercial Mortgage Trust Class AS Series 2014-LC18	3.808%	12/15/47	75	79
[2]	Wells Fargo Commercial Mortgage Trust Class AS Series 2015-C26	3.580%	2/15/48	50	52
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2,4]	Wells Fargo Commercial Mortgage Trust Class AS Series 2015-C28	3.872%	5/15/48	31	33
[2,4]	Wells Fargo Commercial Mortgage Trust Class AS Series 2015-LC22	4.207%	9/15/58	75	81
[2,4]	Wells Fargo Commercial Mortgage Trust Class AS Series 2017-C38	3.665%	7/15/50	54	58
[2]	Wells Fargo Commercial Mortgage Trust Class AS Series 2017-C39	3.702%	9/15/50	100	107
[2,4]	Wells Fargo Commercial Mortgage Trust Class AS Series 2017-C40	3.854%	10/15/50	25	27
[2,4]	Wells Fargo Commercial Mortgage Trust Class AS Series 2018-C43	4.152%	3/15/51	50	55
[2]	Wells Fargo Commercial Mortgage Trust Class AS Series 2019-C52	3.143%	8/15/52	100	105
[2]	Wells Fargo Commercial Mortgage Trust Class ASB Series 2015-C26	2.991%	2/15/48	79	82
[2]	Wells Fargo Commercial Mortgage Trust Class ASB Series 2015-C29	3.400%	6/15/48	85	88
[2]	Wells Fargo Commercial Mortgage Trust Class ASB Series 2015-LC20	2.978%	4/15/50	19	19
[2]	Wells Fargo Commercial Mortgage Trust Class ASB Series 2015-LC22	3.571%	9/15/58	37	39
[2]	Wells Fargo Commercial Mortgage Trust Class ASB Series 2015-NXS1	2.934%	5/15/48	29	29
[2]	Wells Fargo Commercial Mortgage Trust Class ASB Series 2015-P2	3.656%	12/15/48	81	84
[2]	Wells Fargo Commercial Mortgage Trust Class ASB Series 2016-C32	3.324%	1/15/59	48	49
[2]	Wells Fargo Commercial Mortgage Trust Class ASB Series 2016-LC24	2.825%	10/15/49	91	94
[2]	Wells Fargo Commercial Mortgage Trust Class B Series 2015-LC20	3.719%	4/15/50	50	52
[2]	WFRBS Commercial Mortgage Trust Class A2 Series 2012-C7	3.431%	6/15/45	115	115
[2]	WFRBS Commercial Mortgage Trust Class A3 Series 2012-C8	3.001%	8/15/45	66	66
[2]	WFRBS Commercial Mortgage Trust Class A3 Series 2012-C9	2.870%	11/15/45	119	120
[2]	WFRBS Commercial Mortgage Trust Class A3 Series 2014-C19	3.660%	3/15/47	17	17
[2]	WFRBS Commercial Mortgage Trust Class A3 Series 2014-C24	3.428%	11/15/47	25	26
[2]	WFRBS Commercial Mortgage Trust Class A4 Series 2013-C12	3.198%	3/15/48	27	28
[2]	WFRBS Commercial Mortgage Trust Class A4 Series 2013-C13	3.001%	5/15/45	76	77
[2,4]	WFRBS Commercial Mortgage Trust Class A4 Series 2013-C15	4.153%	8/15/46	100	103
[2]	WFRBS Commercial Mortgage Trust Class A4 Series 2013-C17	4.023%	12/15/46	25	26
[2]	WFRBS Commercial Mortgage Trust Class A4 Series 2014-C21	3.410%	8/15/47	63	66
[2]	WFRBS Commercial Mortgage Trust Class A5 Series 2013-C11	3.071%	3/15/45	93	94
[2]	WFRBS Commercial Mortgage Trust Class A5 Series 2013-C14	3.337%	6/15/46	150	154
[2]	WFRBS Commercial Mortgage Trust Class A5 Series 2013-C16	4.415%	9/15/46	30	31
[2]	WFRBS Commercial Mortgage Trust Class A5 Series 2014-C19	4.101%	3/15/47	50	53
[2]	WFRBS Commercial Mortgage Trust Class A5 Series 2014-C20	3.995%	5/15/47	25	26
[2]	WFRBS Commercial Mortgage Trust Class A5 Series 2014-C21	3.678%	8/15/47	75	79
[2]	WFRBS Commercial Mortgage Trust Class A5 Series 2014-C22	3.752%	9/15/57	150	158
[2]	WFRBS Commercial Mortgage Trust Class A5 Series 2014-C23	3.917%	10/15/57	50	53
[2]	WFRBS Commercial Mortgage Trust Class A5 Series 2014-C24	3.607%	11/15/47	65	68
[2]	WFRBS Commercial Mortgage Trust Class A5 Series 2014-C25	3.631%	11/15/47	50	53

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	WFRBS Commercial Mortgage Trust Class A5 Series 2014-LC14	4.045%	3/15/47	140	147
[2,4]	WFRBS Commercial Mortgage Trust Class AS Series 2012-C7	4.090%	6/15/45	100	100
[2]	WFRBS Commercial Mortgage Trust Class AS Series 2013-C12	3.560%	3/15/48	18	18
[2]	WFRBS Commercial Mortgage Trust Class AS Series 2013-C13	3.345%	5/15/45	15	15
[2]	WFRBS Commercial Mortgage Trust Class AS Series 2013-C14	3.488%	6/15/46	75	77
[2,4]	WFRBS Commercial Mortgage Trust Class AS Series 2013-C15	4.358%	8/15/46	20	21
[2,4]	WFRBS Commercial Mortgage Trust Class AS Series 2013-C16	4.668%	9/15/46	50	52
[2]	WFRBS Commercial Mortgage Trust Class AS Series 2013-C17	4.255%	12/15/46	25	26
[2]	WFRBS Commercial Mortgage Trust Class AS Series 2014-C20	4.176%	5/15/47	25	26
[2,4]	WFRBS Commercial Mortgage Trust Class AS Series 2014-LC14	4.351%	3/15/47	60	63
[2]	WFRBS Commercial Mortgage Trust Class ASB Series 2013-C15	3.720%	8/15/46	6	6
[2]	WFRBS Commercial Mortgage Trust Class ASB Series 2013-C16	3.963%	9/15/46	11	12
[2]	WFRBS Commercial Mortgage Trust Class ASB Series 2013-C17	3.558%	12/15/46	10	10
[2]	WFRBS Commercial Mortgage Trust Class ASB Series 2014-C19	3.618%	3/15/47	11	11
[2]	WFRBS Commercial Mortgage Trust Class ASB Series 2014-C20	3.638%	5/15/47	12	12
[2]	WFRBS Commercial Mortgage Trust Class ASB Series 2014-C23	3.636%	10/15/57	43	44
[2]	WFRBS Commercial Mortgage Trust Class ASB Series 2014-LC14	3.522%	3/15/47	25	25
[2,4]	WFRBS Commercial Mortgage Trust Class B Series 2013-C17	4.788%	12/15/46	25	26
[2,4]	WFRBS Commercial Mortgage Trust Class B Series 2014-C19	4.723%	3/15/47	25	26
[2,4]	WFRBS Commercial Mortgage Trust Class B Series 2014-C22	4.371%	9/15/57	25	26
[2]	World Omni Auto Receivables Trust Class A3 Series 2019-C	1.960%	12/16/24	85	85
[2]	World Omni Auto Receivables Trust Class A3 Series 2020-A	1.700%	1/17/23	50	50
[2]	World Omni Auto Receivables Trust Class A3 Series 2020-B	0.630%	5/15/25	50	50
[2]	World Omni Auto Receivables Trust Class A3 Series 2020-C	0.480%	11/17/25	50	50
[2]	World Omni Auto Receivables Trust Class A3 Series 2021-A	0.300%	1/15/26	50	50
[2]	World Omni Auto Receivables Trust Class A3 Series 2021-B	0.420%	6/15/26	75	74
[2]	World Omni Auto Receivables Trust Class A3 Series 2021-C	0.440%	8/17/26	100	99
[2]	World Omni Auto Receivables Trust Class A3 Series 2021-D	0.810%	10/15/26	100	99
[2]	World Omni Auto Receivables Trust Class A4 Series 2020-A	1.790%	6/16/25	25	25
[2]	World Omni Auto Receivables Trust Class A4 Series 2020-B	0.820%	1/15/26	10	10
[2]	World Omni Auto Receivables Trust Class A4 Series 2020-C	0.610%	10/15/26	25	25
[2]	World Omni Automobile Lease Securitization Trust Class A3 Series 2020-B	0.450%	2/15/24	100	100
[2]	World Omni Automobile Lease Securitization Trust Class A3 Series 2021-A	0.420%	8/15/24	50	50
[2]	World Omni Automobile Lease Securitization Trust Class A4 Series 2020-B	0.520%	2/17/26	25	25
[2]	World Omni Select Auto Trust Class A3 Series 2020-A	0.550%	7/15/25	25	25
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $125,683)					128,796
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Corporate Bonds (28.6%)
Communications (2.5%)
Activision Blizzard Inc.	3.400%	9/15/26	160	171
Activision Blizzard Inc.	1.350%	9/15/30	150	139
Activision Blizzard Inc.	4.500%	6/15/47	200	240
Activision Blizzard Inc.	2.500%	9/15/50	300	263
Alphabet Inc.	0.450%	8/15/25	500	489
Alphabet Inc.	0.800%	8/15/27	500	482
Alphabet Inc.	1.100%	8/15/30	500	471
Alphabet Inc.	1.900%	8/15/40	200	182
Alphabet Inc.	2.050%	8/15/50	500	448
Alphabet Inc.	2.250%	8/15/60	500	447
America Movil SAB de CV	3.625%	4/22/29	200	216
America Movil SAB de CV	2.875%	5/7/30	200	207
America Movil SAB de CV	6.375%	3/1/35	300	415
America Movil SAB de CV	6.125%	11/15/37	150	204
America Movil SAB de CV	6.125%	3/30/40	200	277
America Movil SAB de CV	4.375%	7/16/42	250	296
America Movil SAB de CV	4.375%	4/22/49	400	486
AT&T Inc.	4.050%	12/15/23	100	106
AT&T Inc.	0.900%	3/25/24	500	498
AT&T Inc.	4.450%	4/1/24	250	267
AT&T Inc.	3.950%	1/15/25	268	287
AT&T Inc.	3.400%	5/15/25	500	529
AT&T Inc.	3.600%	7/15/25	275	293
AT&T Inc.	4.125%	2/17/26	515	561
AT&T Inc.	1.700%	3/25/26	500	498
AT&T Inc.	3.800%	2/15/27	700	761
AT&T Inc.	2.300%	6/1/27	450	459
AT&T Inc.	1.650%	2/1/28	500	490
AT&T Inc.	4.100%	2/15/28	402	447
AT&T Inc.	4.350%	3/1/29	650	731
AT&T Inc.	4.300%	2/15/30	660	744
AT&T Inc.	2.750%	6/1/31	450	459
AT&T Inc.	2.250%	2/1/32	600	581
AT&T Inc.	2.550%	12/1/33	472	462
AT&T Inc.	4.500%	5/15/35	200	231
AT&T Inc.	5.250%	3/1/37	500	619
AT&T Inc.	4.900%	8/15/37	300	361
AT&T Inc.	4.850%	3/1/39	480	573
AT&T Inc.	3.500%	6/1/41	500	514
AT&T Inc.	5.550%	8/15/41	225	294
AT&T Inc.	5.150%	3/15/42	375	464
AT&T Inc.	4.900%	6/15/42	525	630
AT&T Inc.	4.300%	12/15/42	271	306
AT&T Inc.	3.100%	2/1/43	500	484
AT&T Inc.	4.350%	6/15/45	312	353
AT&T Inc.	4.750%	5/15/46	350	423
AT&T Inc.	5.150%	11/15/46	736	937
AT&T Inc.	5.450%	3/1/47	500	655
AT&T Inc.	4.500%	3/9/48	400	467
AT&T Inc.	4.550%	3/9/49	362	427
AT&T Inc.	5.150%	2/15/50	332	426
AT&T Inc.	3.650%	6/1/51	600	623
AT&T Inc.	3.500%	9/15/53	1,458	1,474
AT&T Inc.	3.550%	9/15/55	1,550	1,553
AT&T Inc.	3.800%	12/1/57	1,287	1,341
AT&T Inc.	3.650%	9/15/59	629	635
AT&T Inc.	3.850%	6/1/60	300	313
AT&T Inc.	3.500%	2/1/61	400	395
Baidu Inc.	3.875%	9/29/23	200	208
Baidu Inc.	4.375%	5/14/24	200	213
Baidu Inc.	3.075%	4/7/25	200	207
Baidu Inc.	3.625%	7/6/27	200	215
Baidu Inc.	4.375%	3/29/28	100	111
Baidu Inc.	3.425%	4/7/30	200	210
Baidu Inc.	2.375%	8/23/31	200	193
Bell Telephone Co. of Canada or Bell Canada	3.200%	2/15/52	100	102
Booking Holdings Inc.	2.750%	3/15/23	100	102
Booking Holdings Inc.	3.650%	3/15/25	100	106

Total Bond Market Index Portfolio
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Booking Holdings Inc.	3.600%	6/1/26	225	244
Booking Holdings Inc.	3.550%	3/15/28	100	109
Booking Holdings Inc.	4.625%	4/13/30	300	350
British Telecommunications plc	4.500%	12/4/23	200	212
British Telecommunications plc	5.125%	12/4/28	100	113
British Telecommunications plc	9.625%	12/15/30	516	759
Charter Communications Operating LLC / Charter Communications Operating Capital	4.500%	2/1/24	175	186
Charter Communications Operating LLC / Charter Communications Operating Capital	4.908%	7/23/25	850	936
Charter Communications Operating LLC / Charter Communications Operating Capital	3.750%	2/15/28	730	783
Charter Communications Operating LLC / Charter Communications Operating Capital	2.250%	1/15/29	250	244
Charter Communications Operating LLC / Charter Communications Operating Capital	5.050%	3/30/29	225	259
Charter Communications Operating LLC / Charter Communications Operating Capital	2.800%	4/1/31	330	327
Charter Communications Operating LLC / Charter Communications Operating Capital	6.384%	10/23/35	575	745
Charter Communications Operating LLC / Charter Communications Operating Capital	5.375%	4/1/38	350	417
Charter Communications Operating LLC / Charter Communications Operating Capital	3.500%	6/1/41	500	487
Charter Communications Operating LLC / Charter Communications Operating Capital	3.500%	3/1/42	250	243
Charter Communications Operating LLC / Charter Communications Operating Capital	6.484%	10/23/45	650	889
Charter Communications Operating LLC / Charter Communications Operating Capital	5.375%	5/1/47	450	537
Charter Communications Operating LLC / Charter Communications Operating Capital	5.750%	4/1/48	400	499
Charter Communications Operating LLC / Charter Communications Operating Capital	5.125%	7/1/49	375	434
Charter Communications Operating LLC / Charter Communications Operating Capital	4.800%	3/1/50	650	729
Charter Communications Operating LLC / Charter Communications Operating Capital	3.700%	4/1/51	400	387
Charter Communications Operating LLC / Charter Communications Operating Capital	3.900%	6/1/52	500	500
Charter Communications Operating LLC / Charter Communications Operating Capital	6.834%	10/23/55	75	107
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Charter Communications Operating LLC / Charter Communications Operating Capital	3.850%	4/1/61	500	472
	Charter Communications Operating LLC / Charter Communications Operating Capital	4.400%	12/1/61	200	207
	Charter Communications Operating LLC / Charter Communications Operating Capital	3.950%	6/30/62	250	242
	Comcast Corp.	3.375%	2/15/25	264	280
	Comcast Corp.	3.375%	8/15/25	500	534
	Comcast Corp.	3.950%	10/15/25	625	683
	Comcast Corp.	3.150%	3/1/26	400	427
	Comcast Corp.	2.350%	1/15/27	495	512
	Comcast Corp.	3.300%	4/1/27	150	162
	Comcast Corp.	3.150%	2/15/28	325	349
	Comcast Corp.	4.150%	10/15/28	950	1,078
	Comcast Corp.	4.250%	10/15/30	350	404
	Comcast Corp.	1.950%	1/15/31	500	489
	Comcast Corp.	1.500%	2/15/31	500	471
	Comcast Corp.	4.250%	1/15/33	275	322
	Comcast Corp.	4.200%	8/15/34	175	206
	Comcast Corp.	5.650%	6/15/35	1,065	1,408
	Comcast Corp.	4.400%	8/15/35	150	178
	Comcast Corp.	3.200%	7/15/36	225	239
	Comcast Corp.	6.450%	3/15/37	175	254
	Comcast Corp.	3.900%	3/1/38	175	197
	Comcast Corp.	4.600%	10/15/38	550	668
	Comcast Corp.	3.250%	11/1/39	250	263
	Comcast Corp.	3.750%	4/1/40	300	336
	Comcast Corp.	4.650%	7/15/42	370	455
	Comcast Corp.	3.400%	7/15/46	500	527
	Comcast Corp.	3.969%	11/1/47	1,086	1,244
	Comcast Corp.	4.000%	3/1/48	200	230
	Comcast Corp.	4.700%	10/15/48	38	49
	Comcast Corp.	3.999%	11/1/49	268	311
	Comcast Corp.	3.450%	2/1/50	400	427
	Comcast Corp.	2.800%	1/15/51	300	286
[5]	Comcast Corp.	2.887%	11/1/51	1,382	1,337
[5]	Comcast Corp.	2.937%	11/1/56	853	812
	Comcast Corp.	4.950%	10/15/58	238	329
	Comcast Corp.	2.650%	8/15/62	500	444
[5]	Comcast Corp.	2.987%	11/1/63	347	330
	Deutsche Telekom International Finance BV	8.750%	6/15/30	775	1,127
	Discovery Communications LLC	2.950%	3/20/23	100	102
	Discovery Communications LLC	3.800%	3/13/24	100	105
	Discovery Communications LLC	3.900%	11/15/24	150	159
	Discovery Communications LLC	3.950%	6/15/25	303	323
	Discovery Communications LLC	3.950%	3/20/28	400	434
	Discovery Communications LLC	3.625%	5/15/30	230	246
	Discovery Communications LLC	5.000%	9/20/37	325	388
	Discovery Communications LLC	6.350%	6/1/40	150	206
	Discovery Communications LLC	4.875%	4/1/43	300	355
	Discovery Communications LLC	5.200%	9/20/47	225	278
	Discovery Communications LLC	5.300%	5/15/49	75	95
	Discovery Communications LLC	4.650%	5/15/50	200	235
	Discovery Communications LLC	4.000%	9/15/55	269	283
	Electronic Arts Inc.	4.800%	3/1/26	100	112
	Expedia Group Inc.	3.600%	12/15/23	100	104
	Expedia Group Inc.	4.500%	8/15/24	100	107
	Expedia Group Inc.	5.000%	2/15/26	150	167
	Expedia Group Inc.	4.625%	8/1/27	150	168
	Expedia Group Inc.	3.250%	2/15/30	250	256
	Expedia Group Inc.	2.950%	3/15/31	300	300
	Fox Corp.	4.030%	1/25/24	250	264
	Fox Corp.	3.050%	4/7/25	100	105
	Fox Corp.	4.709%	1/25/29	375	429
	Fox Corp.	3.500%	4/8/30	150	162
	Fox Corp.	5.476%	1/25/39	250	322

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Fox Corp.	5.576%	1/25/49	325	443
	Grupo Televisa SAB	6.625%	3/18/25	100	114
	Grupo Televisa SAB	4.625%	1/30/26	100	109
	Grupo Televisa SAB	6.625%	1/15/40	125	170
	Grupo Televisa SAB	5.000%	5/13/45	425	501
	Grupo Televisa SAB	5.250%	5/24/49	200	252
	Interpublic Group of Cos. Inc.	4.200%	4/15/24	210	223
	Interpublic Group of Cos. Inc.	4.650%	10/1/28	100	115
	Interpublic Group of Cos. Inc.	4.750%	3/30/30	100	116
	Interpublic Group of Cos. Inc.	5.400%	10/1/48	175	238
	Koninklijke KPN NV	8.375%	10/1/30	125	178
	NBCUniversal Media LLC	4.450%	1/15/43	225	271
	Omnicom Group Inc.	3.650%	11/1/24	150	159
	Omnicom Group Inc.	2.450%	4/30/30	150	150
	Omnicom Group Inc.	4.200%	6/1/30	100	113
	Omnicom Group Inc.	2.600%	8/1/31	200	203
	Omnicom Group Inc. / Omnicom Capital Inc.	3.600%	4/15/26	250	269
	Orange SA	9.000%	3/1/31	550	842
	Orange SA	5.375%	1/13/42	325	428
	Orange SA	5.500%	2/6/44	200	274
	Rogers Communications Inc.	3.000%	3/15/23	205	209
	Rogers Communications Inc.	4.100%	10/1/23	175	183
	Rogers Communications Inc.	3.625%	12/15/25	125	133
	Rogers Communications Inc.	2.900%	11/15/26	100	105
	Rogers Communications Inc.	4.500%	3/15/43	265	305
	Rogers Communications Inc.	5.000%	3/15/44	190	234
	Rogers Communications Inc.	4.350%	5/1/49	350	407
	Rogers Communications Inc.	3.700%	11/15/49	150	158
	Telefonica Emisiones SA	4.103%	3/8/27	250	275
	Telefonica Emisiones SA	7.045%	6/20/36	475	680
	Telefonica Emisiones SA	4.665%	3/6/38	200	231
	Telefonica Emisiones SA	5.213%	3/8/47	550	683
	Telefonica Emisiones SA	4.895%	3/6/48	250	300
	Telefonica Emisiones SA	5.520%	3/1/49	335	437
	Telefonica Europe BV	8.250%	9/15/30	250	355
	TELUS Corp.	2.800%	2/16/27	100	104
	TELUS Corp.	4.300%	6/15/49	200	246
	Tencent Music Entertainment Group	2.000%	9/3/30	200	187
	Time Warner Cable LLC	6.550%	5/1/37	200	262
	Time Warner Cable LLC	7.300%	7/1/38	50	71
	Time Warner Cable LLC	6.750%	6/15/39	400	545
	Time Warner Cable LLC	5.875%	11/15/40	425	528
	Time Warner Cable LLC	5.500%	9/1/41	250	303
	Time Warner Cable LLC	4.500%	9/15/42	250	272
	Time Warner Entertainment Co. LP	8.375%	3/15/23	200	217
	Time Warner Entertainment Co. LP	8.375%	7/15/33	200	291
	T-Mobile USA Inc.	3.500%	4/15/25	600	636
	T-Mobile USA Inc.	1.500%	2/15/26	200	198
	T-Mobile USA Inc.	3.750%	4/15/27	800	866
	T-Mobile USA Inc.	2.050%	2/15/28	250	249
[5]	T-Mobile USA Inc.	2.400%	3/15/29	100	101
	T-Mobile USA Inc.	3.875%	4/15/30	1,520	1,663
	T-Mobile USA Inc.	2.550%	2/15/31	900	896
	T-Mobile USA Inc.	2.250%	11/15/31	500	485
[5]	T-Mobile USA Inc.	2.700%	3/15/32	200	201
	T-Mobile USA Inc.	4.375%	4/15/40	400	456
	T-Mobile USA Inc.	3.000%	2/15/41	155	151
	T-Mobile USA Inc.	4.500%	4/15/50	600	703
	T-Mobile USA Inc.	3.300%	2/15/51	1,000	976
[5]	T-Mobile USA Inc.	3.400%	10/15/52	575	573
[5]	T-Mobile USA Inc.	3.600%	11/15/60	200	199
	TWDC Enterprises 18 Corp.	3.000%	2/13/26	300	317
	TWDC Enterprises 18 Corp.	1.850%	7/30/26	1,370	1,389
	TWDC Enterprises 18 Corp.	4.375%	8/16/41	75	91
	TWDC Enterprises 18 Corp.	4.125%	12/1/41	205	242
	TWDC Enterprises 18 Corp.	3.700%	12/1/42	125	140
	TWDC Enterprises 18 Corp.	3.000%	7/30/46	300	306
	Verisign Inc.	2.700%	6/15/31	200	201
	Verizon Communications Inc.	3.376%	2/15/25	250	266
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Verizon Communications Inc.	0.850%	11/20/25	500	488
	Verizon Communications Inc.	1.450%	3/20/26	500	498
	Verizon Communications Inc.	2.625%	8/15/26	475	495
	Verizon Communications Inc.	4.125%	3/16/27	700	778
	Verizon Communications Inc.	3.000%	3/22/27	150	158
	Verizon Communications Inc.	2.100%	3/22/28	600	602
	Verizon Communications Inc.	4.329%	9/21/28	1,229	1,398
	Verizon Communications Inc.	4.016%	12/3/29	727	815
	Verizon Communications Inc.	3.150%	3/22/30	310	328
	Verizon Communications Inc.	1.680%	10/30/30	527	501
	Verizon Communications Inc.	1.750%	1/20/31	500	473
	Verizon Communications Inc.	2.550%	3/21/31	800	808
[5]	Verizon Communications Inc.	2.355%	3/15/32	933	920
	Verizon Communications Inc.	4.500%	8/10/33	575	677
	Verizon Communications Inc.	4.400%	11/1/34	725	844
	Verizon Communications Inc.	4.272%	1/15/36	513	603
	Verizon Communications Inc.	5.250%	3/16/37	300	391
	Verizon Communications Inc.	4.812%	3/15/39	350	439
	Verizon Communications Inc.	2.650%	11/20/40	700	664
	Verizon Communications Inc.	3.400%	3/22/41	600	630
	Verizon Communications Inc.	2.850%	9/3/41	200	197
	Verizon Communications Inc.	4.125%	8/15/46	250	290
	Verizon Communications Inc.	4.862%	8/21/46	1,279	1,648
	Verizon Communications Inc.	4.522%	9/15/48	747	937
	Verizon Communications Inc.	4.000%	3/22/50	250	287
	Verizon Communications Inc.	2.875%	11/20/50	500	475
	Verizon Communications Inc.	3.550%	3/22/51	900	970
	Verizon Communications Inc.	2.987%	10/30/56	900	854
	Verizon Communications Inc.	3.000%	11/20/60	500	473
	Verizon Communications Inc.	3.700%	3/22/61	700	758
	ViacomCBS Inc.	3.500%	1/15/25	150	158
	ViacomCBS Inc.	4.750%	5/15/25	300	329
	ViacomCBS Inc.	4.000%	1/15/26	400	432
	ViacomCBS Inc.	2.900%	1/15/27	279	291
	ViacomCBS Inc.	3.375%	2/15/28	100	107
	ViacomCBS Inc.	3.700%	6/1/28	100	108
	ViacomCBS Inc.	4.950%	1/15/31	250	295
	ViacomCBS Inc.	4.200%	5/19/32	200	226
	ViacomCBS Inc.	5.500%	5/15/33	75	94
	ViacomCBS Inc.	6.875%	4/30/36	240	344
	ViacomCBS Inc.	5.900%	10/15/40	225	299
	ViacomCBS Inc.	4.850%	7/1/42	225	269
	ViacomCBS Inc.	4.375%	3/15/43	406	462
	ViacomCBS Inc.	5.850%	9/1/43	225	304
	ViacomCBS Inc.	4.900%	8/15/44	100	121
	ViacomCBS Inc.	4.950%	5/19/50	250	318
	Vodafone Group plc	3.750%	1/16/24	325	342
	Vodafone Group plc	4.125%	5/30/25	500	541
	Vodafone Group plc	4.375%	5/30/28	650	732
	Vodafone Group plc	7.875%	2/15/30	150	210
	Vodafone Group plc	6.250%	11/30/32	100	133
	Vodafone Group plc	6.150%	2/27/37	200	272
	Vodafone Group plc	5.000%	5/30/38	325	404
	Vodafone Group plc	4.375%	2/19/43	275	320
	Vodafone Group plc	5.250%	5/30/48	700	914
	Vodafone Group plc	4.875%	6/19/49	350	442
	Vodafone Group plc	4.250%	9/17/50	300	349
	Vodafone Group plc	5.125%	6/19/59	100	131
	Walt Disney Co.	3.350%	3/24/25	345	368
	Walt Disney Co.	3.700%	10/15/25	125	135
	Walt Disney Co.	1.750%	1/13/26	500	506
	Walt Disney Co.	2.200%	1/13/28	200	204
	Walt Disney Co.	2.000%	9/1/29	400	398
	Walt Disney Co.	3.800%	3/22/30	240	270
	Walt Disney Co.	2.650%	1/13/31	700	728
	Walt Disney Co.	6.200%	12/15/34	400	560
	Walt Disney Co.	6.400%	12/15/35	365	523
	Walt Disney Co.	6.650%	11/15/37	200	296
	Walt Disney Co.	4.625%	3/23/40	75	93
	Walt Disney Co.	3.500%	5/13/40	400	438
	Walt Disney Co.	5.400%	10/1/43	100	138

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Walt Disney Co.	4.750%	9/15/44	175	224
	Walt Disney Co.	2.750%	9/1/49	275	266
	Walt Disney Co.	4.700%	3/23/50	395	521
	Walt Disney Co.	3.600%	1/13/51	600	679
	Walt Disney Co.	3.800%	5/13/60	300	348
	Weibo Corp.	3.500%	7/5/24	200	205
	Weibo Corp.	3.375%	7/8/30	200	198
	WPP Finance 2010	3.750%	9/19/24	200	212
					124,111
Consumer Discretionary (1.7%)
	Advance Auto Parts Inc.	3.900%	4/15/30	250	274
	Alibaba Group Holding Ltd.	2.800%	6/6/23	200	204
	Alibaba Group Holding Ltd.	3.600%	11/28/24	400	421
	Alibaba Group Holding Ltd.	3.400%	12/6/27	400	424
	Alibaba Group Holding Ltd.	2.125%	2/9/31	300	290
	Alibaba Group Holding Ltd.	4.500%	11/28/34	280	319
	Alibaba Group Holding Ltd.	4.000%	12/6/37	200	217
	Alibaba Group Holding Ltd.	4.200%	12/6/47	425	470
	Alibaba Group Holding Ltd.	3.150%	2/9/51	200	186
	Alibaba Group Holding Ltd.	4.400%	12/6/57	100	114
	Alibaba Group Holding Ltd.	3.250%	2/9/61	500	464
	Amazon.com Inc.	2.400%	2/22/23	450	459
	Amazon.com Inc.	0.400%	6/3/23	200	199
	Amazon.com Inc.	0.450%	5/12/24	500	495
	Amazon.com Inc.	2.800%	8/22/24	250	262
	Amazon.com Inc.	3.800%	12/5/24	120	129
	Amazon.com Inc.	0.800%	6/3/25	285	282
	Amazon.com Inc.	5.200%	12/3/25	225	256
	Amazon.com Inc.	1.000%	5/12/26	600	594
	Amazon.com Inc.	1.200%	6/3/27	285	281
	Amazon.com Inc.	3.150%	8/22/27	725	784
	Amazon.com Inc.	1.650%	5/12/28	500	500
	Amazon.com Inc.	1.500%	6/3/30	405	393
	Amazon.com Inc.	2.100%	5/12/31	500	506
	Amazon.com Inc.	4.800%	12/5/34	225	288
	Amazon.com Inc.	3.875%	8/22/37	600	705
	Amazon.com Inc.	2.875%	5/12/41	500	516
	Amazon.com Inc.	4.950%	12/5/44	350	478
	Amazon.com Inc.	4.050%	8/22/47	600	730
	Amazon.com Inc.	2.500%	6/3/50	590	562
	Amazon.com Inc.	3.100%	5/12/51	700	748
	Amazon.com Inc.	4.250%	8/22/57	500	641
	Amazon.com Inc.	2.700%	6/3/60	400	385
	Amazon.com Inc.	3.250%	5/12/61	200	216
	American Honda Finance Corp.	1.950%	5/10/23	200	203
	American Honda Finance Corp.	0.875%	7/7/23	200	200
	American Honda Finance Corp.	3.450%	7/14/23	125	130
	American Honda Finance Corp.	3.625%	10/10/23	100	105
	American Honda Finance Corp.	2.900%	2/16/24	150	156
	American Honda Finance Corp.	0.550%	7/12/24	500	493
	American Honda Finance Corp.	2.150%	9/10/24	125	128
	American Honda Finance Corp.	1.200%	7/8/25	200	199
	American Honda Finance Corp.	2.350%	1/8/27	100	103
	American Honda Finance Corp.	2.000%	3/24/28	100	101
	American Honda Finance Corp.	1.800%	1/13/31	300	293
[2]	American University	3.672%	4/1/49	110	127
	Aptiv plc	4.350%	3/15/29	50	57
	Aptiv plc	4.400%	10/1/46	50	59
	Aptiv plc	5.400%	3/15/49	50	66
	Aptiv plc	3.100%	12/1/51	250	238
	AutoNation Inc.	3.500%	11/15/24	205	215
	AutoNation Inc.	4.500%	10/1/25	150	163
	AutoNation Inc.	3.800%	11/15/27	75	81
	AutoZone Inc.	3.125%	7/15/23	125	129
	AutoZone Inc.	3.125%	4/18/24	130	135
	AutoZone Inc.	3.250%	4/15/25	132	139
	AutoZone Inc.	3.625%	4/15/25	153	163
	AutoZone Inc.	3.125%	4/21/26	100	105
	AutoZone Inc.	3.750%	6/1/27	100	109
	AutoZone Inc.	3.750%	4/18/29	100	109
	AutoZone Inc.	4.000%	4/15/30	250	279
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	AutoZone Inc.	1.650%	1/15/31	200	188
	Best Buy Co. Inc.	4.450%	10/1/28	200	227
	BorgWarner Inc.	3.375%	3/15/25	75	79
	BorgWarner Inc.	2.650%	7/1/27	200	207
	BorgWarner Inc.	4.375%	3/15/45	100	116
	Brunswick Corp.	0.850%	8/18/24	200	197
	California Endowment	2.498%	4/1/51	50	49
	California Institute of Technology	4.321%	8/1/45	70	91
	California Institute of Technology	4.700%	11/1/11	50	73
	California Institute of Technology	3.650%	9/1/19	100	117
	Cleveland Clinic Foundation	4.858%	1/1/14	100	149
	Daimler Finance North America LLC	8.500%	1/18/31	250	372
	Darden Restaurants Inc.	3.850%	5/1/27	200	217
	Darden Restaurants Inc.	4.550%	2/15/48	50	58
	DR Horton Inc.	4.750%	2/15/23	225	232
	DR Horton Inc.	5.750%	8/15/23	75	80
	DR Horton Inc.	2.500%	10/15/24	100	103
[2]	Duke University	2.682%	10/1/44	100	100
[2]	Duke University	2.832%	10/1/55	125	129
	eBay Inc.	2.750%	1/30/23	175	178
	eBay Inc.	3.450%	8/1/24	125	131
	eBay Inc.	1.900%	3/11/25	180	182
	eBay Inc.	1.400%	5/10/26	200	197
	eBay Inc.	3.600%	6/5/27	300	326
	eBay Inc.	2.700%	3/11/30	200	205
	eBay Inc.	2.600%	5/10/31	200	203
	eBay Inc.	4.000%	7/15/42	200	225
	eBay Inc.	3.650%	5/10/51	200	217
	Emory University	2.143%	9/1/30	150	152
	Emory University	2.969%	9/1/50	50	53
	Ford Foundation	2.415%	6/1/50	60	58
	Ford Foundation	2.815%	6/1/70	150	155
	Fortune Brands Home & Security Inc.	4.000%	9/21/23	100	105
	Fortune Brands Home & Security Inc.	4.000%	6/15/25	233	250
	Fortune Brands Home & Security Inc.	3.250%	9/15/29	50	53
	General Motors Co.	4.875%	10/2/23	625	664
	General Motors Co.	5.400%	10/2/23	250	268
	General Motors Co.	6.125%	10/1/25	600	690
	General Motors Co.	6.800%	10/1/27	100	123
	General Motors Co.	5.000%	4/1/35	165	196
	General Motors Co.	6.600%	4/1/36	250	338
	General Motors Co.	5.150%	4/1/38	225	271
	General Motors Co.	6.250%	10/2/43	210	287
	General Motors Co.	5.200%	4/1/45	230	285
	General Motors Co.	5.400%	4/1/48	200	255
	General Motors Co.	5.950%	4/1/49	175	239
	General Motors Financial Co. Inc.	3.150%	6/30/22	100	101
	General Motors Financial Co. Inc.	3.250%	1/5/23	275	281
	General Motors Financial Co. Inc.	3.700%	5/9/23	200	206
	General Motors Financial Co. Inc.	4.150%	6/19/23	200	208
	General Motors Financial Co. Inc.	1.700%	8/18/23	500	505
	General Motors Financial Co. Inc.	1.050%	3/8/24	200	199
	General Motors Financial Co. Inc.	3.950%	4/13/24	400	421
	General Motors Financial Co. Inc.	1.200%	10/15/24	200	199
	General Motors Financial Co. Inc.	3.500%	11/7/24	200	210
	General Motors Financial Co. Inc.	2.900%	2/26/25	958	992
	General Motors Financial Co. Inc.	4.350%	4/9/25	325	350
	General Motors Financial Co. Inc.	2.750%	6/20/25	150	155
	General Motors Financial Co. Inc.	5.250%	3/1/26	150	168
	General Motors Financial Co. Inc.	1.500%	6/10/26	200	197
	General Motors Financial Co. Inc.	4.350%	1/17/27	325	358
	General Motors Financial Co. Inc.	2.700%	8/20/27	500	511
	General Motors Financial Co. Inc.	2.400%	4/10/28	200	200
	General Motors Financial Co. Inc.	2.400%	10/15/28	200	199
	General Motors Financial Co. Inc.	3.600%	6/21/30	700	746
	General Motors Financial Co. Inc.	2.350%	1/8/31	500	486
	General Motors Financial Co. Inc.	2.700%	6/10/31	200	199
	George Washington University	4.126%	9/15/48	300	364

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Georgetown University	4.315%	4/1/49	68	85
	Georgetown University	2.943%	4/1/50	100	100
	Georgetown University	5.215%	10/1/18	59	84
	Harley-Davidson Inc.	3.500%	7/28/25	100	105
	Harley-Davidson Inc.	4.625%	7/28/45	125	133
	Hasbro Inc.	3.900%	11/19/29	350	386
	Hasbro Inc.	6.350%	3/15/40	125	173
	Hasbro Inc.	5.100%	5/15/44	50	62
	Home Depot Inc.	3.750%	2/15/24	200	210
	Home Depot Inc.	3.000%	4/1/26	275	292
	Home Depot Inc.	2.500%	4/15/27	395	413
	Home Depot Inc.	2.800%	9/14/27	200	212
	Home Depot Inc.	2.950%	6/15/29	600	639
	Home Depot Inc.	2.700%	4/15/30	445	467
	Home Depot Inc.	1.375%	3/15/31	500	471
	Home Depot Inc.	1.875%	9/15/31	200	197
	Home Depot Inc.	5.875%	12/16/36	825	1,168
	Home Depot Inc.	3.300%	4/15/40	295	320
	Home Depot Inc.	5.950%	4/1/41	175	251
	Home Depot Inc.	4.200%	4/1/43	200	241
	Home Depot Inc.	4.875%	2/15/44	300	395
	Home Depot Inc.	4.400%	3/15/45	100	125
	Home Depot Inc.	4.250%	4/1/46	330	406
	Home Depot Inc.	3.900%	6/15/47	250	294
	Home Depot Inc.	4.500%	12/6/48	225	292
	Home Depot Inc.	3.125%	12/15/49	525	553
	Home Depot Inc.	3.350%	4/15/50	375	410
	Home Depot Inc.	2.375%	3/15/51	400	369
	Home Depot Inc.	2.750%	9/15/51	300	298
	Hyatt Hotels Corp.	3.375%	7/15/23	100	102
	Hyatt Hotels Corp.	1.300%	10/1/23	200	200
	Hyatt Hotels Corp.	1.800%	10/1/24	200	200
	Hyatt Hotels Corp.	4.850%	3/15/26	200	218
	Hyatt Hotels Corp.	4.375%	9/15/28	75	81
	Hyatt Hotels Corp.	5.750%	4/23/30	200	239
	JD.com Inc.	3.875%	4/29/26	200	214
	JD.com Inc.	3.375%	1/14/30	200	209
[2]	Johns Hopkins University	4.083%	7/1/53	75	99
	Kohl's Corp.	5.550%	7/17/45	100	116
	Las Vegas Sands Corp.	3.200%	8/8/24	365	371
	Las Vegas Sands Corp.	2.900%	6/25/25	200	200
	Las Vegas Sands Corp.	3.500%	8/18/26	145	147
	Las Vegas Sands Corp.	3.900%	8/8/29	65	65
	Lear Corp.	3.800%	9/15/27	41	45
	Lear Corp.	4.250%	5/15/29	150	166
	Lear Corp.	3.500%	5/30/30	100	106
	Lear Corp.	5.250%	5/15/49	125	158
	Leggett & Platt Inc.	3.800%	11/15/24	100	105
	Leggett & Platt Inc.	3.500%	11/15/27	125	133
	Leggett & Platt Inc.	4.400%	3/15/29	75	84
	Leggett & Platt Inc.	3.500%	11/15/51	200	201
	Leland Stanford Junior University	3.647%	5/1/48	200	242
	Lennar Corp.	4.500%	4/30/24	300	319
	Lennar Corp.	5.250%	6/1/26	200	225
	Lennar Corp.	4.750%	11/29/27	200	227
	Lowe's Cos. Inc.	3.875%	9/15/23	275	287
	Lowe's Cos. Inc.	3.125%	9/15/24	100	105
	Lowe's Cos. Inc.	3.375%	9/15/25	200	213
	Lowe's Cos. Inc.	2.500%	4/15/26	250	260
	Lowe's Cos. Inc.	3.100%	5/3/27	350	374
	Lowe's Cos. Inc.	1.300%	4/15/28	260	249
	Lowe's Cos. Inc.	1.700%	9/15/28	200	196
	Lowe's Cos. Inc.	6.500%	3/15/29	67	85
	Lowe's Cos. Inc.	3.650%	4/5/29	300	329
	Lowe's Cos. Inc.	4.500%	4/15/30	250	290
	Lowe's Cos. Inc.	1.700%	10/15/30	300	285
	Lowe's Cos. Inc.	2.625%	4/1/31	500	512
	Lowe's Cos. Inc.	2.800%	9/15/41	200	195
	Lowe's Cos. Inc.	4.250%	9/15/44	28	32
	Lowe's Cos. Inc.	3.700%	4/15/46	250	274
	Lowe's Cos. Inc.	4.050%	5/3/47	300	346
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Lowe's Cos. Inc.	3.000%	10/15/50	500	494
	Magna International Inc.	3.625%	6/15/24	170	179
	Magna International Inc.	4.150%	10/1/25	100	109
	Magna International Inc.	2.450%	6/15/30	100	101
	Marriott International Inc.	2.125%	10/3/22	200	202
	Marriott International Inc.	3.750%	3/15/25	175	185
	Marriott International Inc.	3.750%	10/1/25	65	69
	Marriott International Inc.	3.125%	6/15/26	1,083	1,131
	Marriott International Inc.	4.000%	4/15/28	50	54
	Marriott International Inc.	4.625%	6/15/30	200	226
	Marriott International Inc.	2.850%	4/15/31	300	299
	Masco Corp.	3.500%	11/15/27	100	107
	Masco Corp.	1.500%	2/15/28	200	194
	Masco Corp.	7.750%	8/1/29	24	32
	Masco Corp.	4.500%	5/15/47	100	121
[2]	Massachusetts Institute of Technology	3.959%	7/1/38	125	152
	Massachusetts Institute of Technology	2.989%	7/1/50	85	94
	Massachusetts Institute of Technology	5.600%	7/1/11	130	230
	Massachusetts Institute of Technology	4.678%	7/1/14	275	411
	Massachusetts Institute of Technology	3.885%	7/1/16	100	125
	McDonald's Corp.	3.350%	4/1/23	200	206
	McDonald's Corp.	3.300%	7/1/25	497	527
	McDonald's Corp.	3.700%	1/30/26	300	324
	McDonald's Corp.	3.500%	3/1/27	200	217
	McDonald's Corp.	3.500%	7/1/27	315	342
	McDonald's Corp.	3.800%	4/1/28	350	385
	McDonald's Corp.	2.625%	9/1/29	200	206
	McDonald's Corp.	2.125%	3/1/30	200	200
	McDonald's Corp.	3.600%	7/1/30	200	221
	McDonald's Corp.	4.700%	12/9/35	200	245
	McDonald's Corp.	6.300%	10/15/37	150	212
	McDonald's Corp.	6.300%	3/1/38	100	143
	McDonald's Corp.	5.700%	2/1/39	100	136
	McDonald's Corp.	3.700%	2/15/42	25	28
	McDonald's Corp.	3.625%	5/1/43	100	109
	McDonald's Corp.	4.600%	5/26/45	210	260
	McDonald's Corp.	4.875%	12/9/45	300	386
	McDonald's Corp.	4.450%	3/1/47	250	306
	McDonald's Corp.	4.450%	9/1/48	150	185
	McDonald's Corp.	3.625%	9/1/49	350	387
	McDonald's Corp.	4.200%	4/1/50	200	243
	Mohawk Industries Inc.	3.850%	2/1/23	100	102
	Mohawk Industries Inc.	3.625%	5/15/30	125	134
	NIKE Inc.	2.400%	3/27/25	225	233
	NIKE Inc.	2.375%	11/1/26	200	209
	NIKE Inc.	2.750%	3/27/27	200	212
	NIKE Inc.	2.850%	3/27/30	200	213
	NIKE Inc.	3.250%	3/27/40	200	218
	NIKE Inc.	3.625%	5/1/43	125	143
	NIKE Inc.	3.875%	11/1/45	225	270
	NIKE Inc.	3.375%	11/1/46	100	111
	NIKE Inc.	3.375%	3/27/50	300	340
[2]	Northwestern University	4.643%	12/1/44	75	97
[2]	Northwestern University	2.640%	12/1/50	50	51
[2]	Northwestern University	3.662%	12/1/57	75	94
	NVR Inc.	3.000%	5/15/30	200	208
	O'Reilly Automotive Inc.	3.850%	6/15/23	75	78
	O'Reilly Automotive Inc.	3.600%	9/1/27	325	353
	O'Reilly Automotive Inc.	1.750%	3/15/31	500	474
	President and Fellows of Harvard College	4.875%	10/15/40	225	307
	President and Fellows of Harvard College	3.150%	7/15/46	100	114
	PulteGroup Inc.	5.500%	3/1/26	200	228
	PulteGroup Inc.	6.375%	5/15/33	300	391
	Ralph Lauren Corp.	3.750%	9/15/25	50	54
	Ralph Lauren Corp.	2.950%	6/15/30	200	209

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Rockefeller Foundation	2.492%	10/1/50	250	247
	Ross Stores Inc.	4.600%	4/15/25	200	219
	Ross Stores Inc.	1.875%	4/15/31	200	191
	Sands China Ltd.	5.125%	8/8/25	400	418
	Sands China Ltd.	3.800%	1/8/26	200	201
[5]	Sands China Ltd.	2.300%	3/8/27	200	188
	Sands China Ltd.	5.400%	8/8/28	300	324
[5]	Sands China Ltd.	2.850%	3/8/29	200	188
	Sands China Ltd.	4.375%	6/18/30	200	204
[5]	Sands China Ltd.	3.250%	8/8/31	200	187
	Starbucks Corp.	3.100%	3/1/23	375	385
	Starbucks Corp.	3.850%	10/1/23	100	104
	Starbucks Corp.	2.450%	6/15/26	200	208
	Starbucks Corp.	3.500%	3/1/28	100	108
	Starbucks Corp.	4.000%	11/15/28	200	224
	Starbucks Corp.	3.550%	8/15/29	200	219
	Starbucks Corp.	2.250%	3/12/30	450	450
	Starbucks Corp.	2.550%	11/15/30	300	306
	Starbucks Corp.	4.300%	6/15/45	50	59
	Starbucks Corp.	3.750%	12/1/47	125	138
	Starbucks Corp.	4.500%	11/15/48	200	247
	Starbucks Corp.	3.350%	3/12/50	100	104
	Starbucks Corp.	3.500%	11/15/50	300	323
	Steelcase Inc.	5.125%	1/18/29	125	142
	Stellantis NV	5.250%	4/15/23	300	315
	Tapestry Inc.	4.125%	7/15/27	23	25
	Tapestry Inc.	3.050%	3/15/32	200	201
	TJX Cos. Inc.	2.500%	5/15/23	100	102
	TJX Cos. Inc.	2.250%	9/15/26	350	362
	TJX Cos. Inc.	1.600%	5/15/31	200	191
	Toyota Motor Corp.	3.419%	7/20/23	150	156
	Toyota Motor Corp.	2.358%	7/2/24	100	103
	Toyota Motor Corp.	1.339%	3/25/26	500	497
	Toyota Motor Corp.	2.760%	7/2/29	100	105
	Toyota Motor Credit Corp.	2.625%	1/10/23	100	102
	Toyota Motor Credit Corp.	0.400%	4/6/23	200	199
	Toyota Motor Credit Corp.	0.500%	8/14/23	500	498
	Toyota Motor Credit Corp.	1.350%	8/25/23	200	202
	Toyota Motor Credit Corp.	2.250%	10/18/23	300	308
	Toyota Motor Credit Corp.	2.900%	4/17/24	125	130
	Toyota Motor Credit Corp.	0.500%	6/18/24	200	197
	Toyota Motor Credit Corp.	0.625%	9/13/24	200	197
	Toyota Motor Credit Corp.	1.800%	2/13/25	250	254
	Toyota Motor Credit Corp.	3.400%	4/14/25	125	133
	Toyota Motor Credit Corp.	1.125%	6/18/26	200	197
	Toyota Motor Credit Corp.	3.200%	1/11/27	200	215
	Toyota Motor Credit Corp.	1.150%	8/13/27	500	485
	Toyota Motor Credit Corp.	3.050%	1/11/28	100	107
	Toyota Motor Credit Corp.	1.900%	4/6/28	200	200
	Toyota Motor Credit Corp.	3.650%	1/8/29	530	590
	Toyota Motor Credit Corp.	2.150%	2/13/30	150	151
	Toyota Motor Credit Corp.	3.375%	4/1/30	400	439
	Toyota Motor Credit Corp.	1.900%	9/12/31	200	196
	Tractor Supply Co.	1.750%	11/1/30	200	188
	Trustees of Boston College	3.129%	7/1/52	100	107
[2]	Trustees of Boston University	4.061%	10/1/48	50	61
	Trustees of Princeton University	5.700%	3/1/39	150	216
	Trustees of Princeton University	2.516%	7/1/50	150	150
	Trustees of the University of Pennsylvania	2.396%	10/1/50	200	191
	Trustees of the University of Pennsylvania	4.674%	9/1/12	50	76
[2]	University of Chicago	2.547%	4/1/50	500	483
	University of Chicago	3.000%	10/1/52	50	53
[2]	University of Chicago	4.003%	10/1/53	100	126
[2]	University of Notre Dame du Lac	3.438%	2/15/45	100	116
	University of Notre Dame du Lac	3.394%	2/15/48	125	146
[2]	University of Southern California	3.028%	10/1/39	100	106
[2]	University of Southern California	3.841%	10/1/47	200	235
	University of Southern California	2.945%	10/1/51	200	205
	University of Southern California	5.250%	10/1/11	100	165
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	VF Corp.	2.400%	4/23/25	200	206
	VF Corp.	2.950%	4/23/30	200	208
	Whirlpool Corp.	4.000%	3/1/24	50	53
	Whirlpool Corp.	3.700%	5/1/25	75	80
	Whirlpool Corp.	4.750%	2/26/29	150	173
	Whirlpool Corp.	4.500%	6/1/46	100	119
	Whirlpool Corp.	4.600%	5/15/50	75	93
[2]	William Marsh Rice University	3.574%	5/15/45	150	174
	Yale University	0.873%	4/15/25	100	99
	Yale University	1.482%	4/15/30	100	98
	Yale University	2.402%	4/15/50	100	98
					82,969
Consumer Staples (1.9%)
	Ahold Finance USA LLC	6.875%	5/1/29	100	130
	Altria Group Inc.	4.000%	1/31/24	250	264
	Altria Group Inc.	2.350%	5/6/25	150	154
	Altria Group Inc.	4.400%	2/14/26	997	1,095
	Altria Group Inc.	2.625%	9/16/26	75	78
	Altria Group Inc.	4.800%	2/14/29	575	649
	Altria Group Inc.	5.800%	2/14/39	120	144
	Altria Group Inc.	3.400%	2/4/41	500	461
	Altria Group Inc.	4.250%	8/9/42	275	279
	Altria Group Inc.	4.500%	5/2/43	125	130
	Altria Group Inc.	5.375%	1/31/44	350	405
	Altria Group Inc.	3.875%	9/16/46	425	412
	Altria Group Inc.	5.950%	2/14/49	500	626
	Altria Group Inc.	3.700%	2/4/51	500	466
	Altria Group Inc.	6.200%	2/14/59	70	91
	Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide Inc.	3.650%	2/1/26	1,045	1,127
	Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide Inc.	4.700%	2/1/36	1,195	1,444
	Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide Inc.	4.900%	2/1/46	1,880	2,381
	Anheuser-Busch InBev Finance Inc.	4.700%	2/1/36	100	120
	Anheuser-Busch InBev Finance Inc.	4.000%	1/17/43	300	334
	Anheuser-Busch InBev Finance Inc.	4.625%	2/1/44	200	242
	Anheuser-Busch InBev Finance Inc.	4.900%	2/1/46	475	597
	Anheuser-Busch InBev Worldwide Inc.	4.000%	4/13/28	500	556
	Anheuser-Busch InBev Worldwide Inc.	4.750%	1/23/29	465	541
	Anheuser-Busch InBev Worldwide Inc.	3.500%	6/1/30	1,000	1,096
	Anheuser-Busch InBev Worldwide Inc.	4.375%	4/15/38	275	321
	Anheuser-Busch InBev Worldwide Inc.	8.200%	1/15/39	150	244
	Anheuser-Busch InBev Worldwide Inc.	5.450%	1/23/39	125	164
	Anheuser-Busch InBev Worldwide Inc.	4.950%	1/15/42	325	408
	Anheuser-Busch InBev Worldwide Inc.	3.750%	7/15/42	325	353
	Anheuser-Busch InBev Worldwide Inc.	4.600%	4/15/48	700	857
	Anheuser-Busch InBev Worldwide Inc.	4.439%	10/6/48	601	719
	Anheuser-Busch InBev Worldwide Inc.	5.550%	1/23/49	600	830
	Anheuser-Busch InBev Worldwide Inc.	4.500%	6/1/50	300	371
	Anheuser-Busch InBev Worldwide Inc.	4.750%	4/15/58	350	441
	Anheuser-Busch InBev Worldwide Inc.	5.800%	1/23/59	155	224
	Anheuser-Busch InBev Worldwide Inc.	4.600%	6/1/60	375	468
	Archer-Daniels-Midland Co.	2.500%	8/11/26	200	209
	Archer-Daniels-Midland Co.	3.250%	3/27/30	200	217
	Archer-Daniels-Midland Co.	5.935%	10/1/32	80	106

Total Bond Market Index Portfolio
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Archer-Daniels-Midland Co.	5.375%	9/15/35	95	127
Archer-Daniels-Midland Co.	3.750%	9/15/47	50	59
Archer-Daniels-Midland Co.	4.500%	3/15/49	125	165
Archer-Daniels-Midland Co.	2.700%	9/15/51	200	201
BAT Capital Corp.	3.222%	8/15/24	650	676
BAT Capital Corp.	3.215%	9/6/26	200	208
BAT Capital Corp.	3.557%	8/15/27	675	709
BAT Capital Corp.	2.259%	3/25/28	500	488
BAT Capital Corp.	2.726%	3/25/31	500	486
BAT Capital Corp.	4.390%	8/15/37	525	554
BAT Capital Corp.	4.540%	8/15/47	575	601
BAT Capital Corp.	4.758%	9/6/49	250	268
BAT Capital Corp.	3.984%	9/25/50	500	484
BAT International Finance plc	1.668%	3/25/26	500	491
Brown-Forman Corp.	3.500%	4/15/25	81	86
Brown-Forman Corp.	4.500%	7/15/45	100	127
Bunge Ltd. Finance Corp.	4.350%	3/15/24	125	133
Bunge Ltd. Finance Corp.	3.750%	9/25/27	200	218
Bunge Ltd. Finance Corp.	2.750%	5/14/31	350	355
Campbell Soup Co.	3.650%	3/15/23	65	67
Campbell Soup Co.	3.950%	3/15/25	200	214
Campbell Soup Co.	3.300%	3/19/25	125	132
Campbell Soup Co.	4.150%	3/15/28	175	194
Campbell Soup Co.	2.375%	4/24/30	150	149
Campbell Soup Co.	4.800%	3/15/48	135	169
Campbell Soup Co.	3.125%	4/24/50	100	98
Church & Dwight Co. Inc.	3.150%	8/1/27	100	106
Church & Dwight Co. Inc.	3.950%	8/1/47	75	89
Clorox Co.	3.500%	12/15/24	175	186
Clorox Co.	3.100%	10/1/27	50	53
Clorox Co.	3.900%	5/15/28	50	56
Clorox Co.	1.800%	5/15/30	50	49
Coca-Cola Co.	1.750%	9/6/24	100	102
Coca-Cola Co.	3.375%	3/25/27	200	218
Coca-Cola Co.	2.900%	5/25/27	50	53
Coca-Cola Co.	1.000%	3/15/28	500	481
Coca-Cola Co.	2.125%	9/6/29	125	127
Coca-Cola Co.	3.450%	3/25/30	250	277
Coca-Cola Co.	1.375%	3/15/31	500	472
Coca-Cola Co.	4.125%	3/25/40	100	119
Coca-Cola Co.	2.500%	6/1/40	200	201
Coca-Cola Co.	2.875%	5/5/41	500	519
Coca-Cola Co.	4.200%	3/25/50	175	223
Coca-Cola Co.	2.600%	6/1/50	300	295
Coca-Cola Co.	2.750%	6/1/60	325	323
Coca-Cola Consolidated Inc.	3.800%	11/25/25	125	135
Coca-Cola Femsa SAB de CV	2.750%	1/22/30	200	204
Coca-Cola Femsa SAB de CV	5.250%	11/26/43	150	196
Colgate-Palmolive Co.	2.100%	5/1/23	280	285
Colgate-Palmolive Co.	3.250%	3/15/24	100	105
Colgate-Palmolive Co.	4.000%	8/15/45	150	189
Conagra Brands Inc.	3.250%	9/15/22	75	76
Conagra Brands Inc.	3.200%	1/25/23	79	80
Conagra Brands Inc.	0.500%	8/11/23	200	198
Conagra Brands Inc.	4.300%	5/1/24	200	213
Conagra Brands Inc.	4.600%	11/1/25	150	165
Conagra Brands Inc.	1.375%	11/1/27	200	192
Conagra Brands Inc.	7.000%	10/1/28	75	97
Conagra Brands Inc.	4.850%	11/1/28	250	288
Conagra Brands Inc.	8.250%	9/15/30	50	71
Conagra Brands Inc.	5.300%	11/1/38	350	443
Conagra Brands Inc.	5.400%	11/1/48	200	270
Constellation Brands Inc.	3.200%	2/15/23	250	256
Constellation Brands Inc.	4.250%	5/1/23	200	209
Constellation Brands Inc.	4.750%	11/15/24	175	191
Constellation Brands Inc.	4.400%	11/15/25	100	110
Constellation Brands Inc.	3.700%	12/6/26	425	461
Constellation Brands Inc.	3.500%	5/9/27	150	162
Constellation Brands Inc.	3.600%	2/15/28	175	189
Constellation Brands Inc.	4.650%	11/15/28	75	86
Constellation Brands Inc.	3.150%	8/1/29	225	237
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Constellation Brands Inc.	2.875%	5/1/30	356	365
Constellation Brands Inc.	2.250%	8/1/31	200	196
Constellation Brands Inc.	4.100%	2/15/48	100	113
Constellation Brands Inc.	5.250%	11/15/48	225	295
Constellation Brands Inc.	3.750%	5/1/50	125	137
Costco Wholesale Corp.	2.750%	5/18/24	275	286
Costco Wholesale Corp.	3.000%	5/18/27	100	107
Costco Wholesale Corp.	1.375%	6/20/27	250	248
Costco Wholesale Corp.	1.600%	4/20/30	1,900	1,841
Costco Wholesale Corp.	1.750%	4/20/32	200	194
Delhaize America LLC	9.000%	4/15/31	100	151
Diageo Capital plc	2.625%	4/29/23	500	510
Diageo Capital plc	2.125%	10/24/24	200	205
Diageo Capital plc	1.375%	9/29/25	200	200
Diageo Capital plc	2.375%	10/24/29	200	204
Diageo Capital plc	2.000%	4/29/30	200	198
Diageo Capital plc	2.125%	4/29/32	200	198
Diageo Capital plc	5.875%	9/30/36	50	70
Diageo Capital plc	3.875%	4/29/43	100	117
Diageo Investment Corp.	4.250%	5/11/42	150	183
Dollar General Corp.	3.250%	4/15/23	150	154
Dollar General Corp.	4.150%	11/1/25	105	114
Dollar General Corp.	3.875%	4/15/27	150	164
Dollar General Corp.	4.125%	5/1/28	150	167
Dollar General Corp.	3.500%	4/3/30	100	108
Dollar General Corp.	4.125%	4/3/50	200	231
Dollar Tree Inc.	4.000%	5/15/25	200	215
Dollar Tree Inc.	4.200%	5/15/28	300	335
Estee Lauder Cos. Inc.	3.150%	3/15/27	150	161
Estee Lauder Cos. Inc.	2.375%	12/1/29	125	128
Estee Lauder Cos. Inc.	6.000%	5/15/37	75	107
Estee Lauder Cos. Inc.	4.375%	6/15/45	100	125
Estee Lauder Cos. Inc.	4.150%	3/15/47	100	125
Estee Lauder Cos. Inc.	3.125%	12/1/49	125	137
Flowers Foods Inc.	3.500%	10/1/26	75	80
Fomento Economico Mexicano SAB de CV	4.375%	5/10/43	100	118
Fomento Economico Mexicano SAB de CV	3.500%	1/16/50	600	630
General Mills Inc.	3.700%	10/17/23	575	602
General Mills Inc.	3.650%	2/15/24	100	105
General Mills Inc.	4.200%	4/17/28	225	251
General Mills Inc.	2.875%	4/15/30	150	156
General Mills Inc.	2.250%	10/14/31	250	247
General Mills Inc.	3.000%	2/1/51	500	501
Hershey Co.	2.625%	5/1/23	100	102
Hershey Co.	3.375%	5/15/23	150	155
Hershey Co.	2.050%	11/15/24	55	56
Hershey Co.	3.200%	8/21/25	65	69
Hershey Co.	2.300%	8/15/26	100	104
Hershey Co.	2.450%	11/15/29	130	135
Hershey Co.	1.700%	6/1/30	30	29
Hershey Co.	3.125%	11/15/49	150	162
Hershey Co.	2.650%	6/1/50	100	100
Hormel Foods Corp.	1.800%	6/11/30	200	196
Hormel Foods Corp.	3.050%	6/3/51	200	213
Ingredion Inc.	3.200%	10/1/26	100	106
Ingredion Inc.	2.900%	6/1/30	175	180
Ingredion Inc.	3.900%	6/1/50	100	114
J M Smucker Co.	3.500%	3/15/25	175	187
J M Smucker Co.	3.375%	12/15/27	150	162
J M Smucker Co.	2.375%	3/15/30	100	100
J M Smucker Co.	2.125%	3/15/32	100	97
J M Smucker Co.	4.250%	3/15/35	100	117
J M Smucker Co.	4.375%	3/15/45	125	152
J M Smucker Co.	3.550%	3/15/50	50	54
Kellogg Co.	2.650%	12/1/23	126	130
Kellogg Co.	3.250%	4/1/26	125	133
Kellogg Co.	3.400%	11/15/27	125	135
Kellogg Co.	4.300%	5/15/28	100	113
Kellogg Co.	7.450%	4/1/31	125	176

Total Bond Market Index Portfolio
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Keurig Dr Pepper Inc.	4.057%	5/25/23	187	195
Keurig Dr Pepper Inc.	3.130%	12/15/23	100	104
Keurig Dr Pepper Inc.	4.417%	5/25/25	275	300
Keurig Dr Pepper Inc.	3.400%	11/15/25	100	106
Keurig Dr Pepper Inc.	2.550%	9/15/26	75	77
Keurig Dr Pepper Inc.	3.430%	6/15/27	100	107
Keurig Dr Pepper Inc.	4.597%	5/25/28	395	450
Keurig Dr Pepper Inc.	3.200%	5/1/30	150	159
Keurig Dr Pepper Inc.	2.250%	3/15/31	250	247
Keurig Dr Pepper Inc.	7.450%	5/1/38	16	28
Keurig Dr Pepper Inc.	4.985%	5/25/38	100	124
Keurig Dr Pepper Inc.	4.500%	11/15/45	200	238
Keurig Dr Pepper Inc.	4.420%	12/15/46	125	148
Keurig Dr Pepper Inc.	3.800%	5/1/50	150	166
Kimberly-Clark Corp.	3.050%	8/15/25	50	53
Kimberly-Clark Corp.	2.750%	2/15/26	100	106
Kimberly-Clark Corp.	1.050%	9/15/27	500	485
Kimberly-Clark Corp.	3.950%	11/1/28	50	57
Kimberly-Clark Corp.	3.200%	4/25/29	150	162
Kimberly-Clark Corp.	3.100%	3/26/30	155	167
Kimberly-Clark Corp.	2.000%	11/2/31	250	249
Kimberly-Clark Corp.	6.625%	8/1/37	250	378
Kimberly-Clark Corp.	5.300%	3/1/41	25	34
Kimberly-Clark Corp.	3.200%	7/30/46	175	191
Koninklijke Ahold Delhaize NV	5.700%	10/1/40	37	51
Kroger Co.	4.000%	2/1/24	100	105
Kroger Co.	3.500%	2/1/26	160	171
Kroger Co.	2.650%	10/15/26	140	146
Kroger Co.	3.700%	8/1/27	100	109
Kroger Co.	7.700%	6/1/29	50	68
Kroger Co.	8.000%	9/15/29	125	173
Kroger Co.	2.200%	5/1/30	100	100
Kroger Co.	1.700%	1/15/31	250	237
Kroger Co.	7.500%	4/1/31	100	140
Kroger Co.	5.400%	7/15/40	50	65
Kroger Co.	5.000%	4/15/42	125	158
Kroger Co.	5.150%	8/1/43	100	130
Kroger Co.	4.450%	2/1/47	250	304
Kroger Co.	4.650%	1/15/48	75	93
Kroger Co.	3.950%	1/15/50	175	202
McCormick & Co. Inc.	3.150%	8/15/24	150	157
McCormick & Co. Inc.	3.400%	8/15/27	150	162
McCormick & Co. Inc.	2.500%	4/15/30	250	253
Mead Johnson Nutrition Co.	4.125%	11/15/25	355	388
Mead Johnson Nutrition Co.	5.900%	11/1/39	100	143
Mead Johnson Nutrition Co.	4.600%	6/1/44	150	194
Molson Coors Beverage Co.	3.000%	7/15/26	375	394
Molson Coors Beverage Co.	5.000%	5/1/42	200	241
Molson Coors Beverage Co.	4.200%	7/15/46	375	416
Mondelez International Inc.	1.500%	5/4/25	100	100
Mondelez International Inc.	2.750%	4/13/30	250	259
Mondelez International Inc.	1.875%	10/15/32	500	477
Mondelez International Inc.	2.625%	9/4/50	250	234
PepsiCo Inc.	0.750%	5/1/23	125	125
PepsiCo Inc.	3.600%	3/1/24	700	737
PepsiCo Inc.	2.250%	3/19/25	265	274
PepsiCo Inc.	2.750%	4/30/25	200	209
PepsiCo Inc.	3.500%	7/17/25	452	484
PepsiCo Inc.	2.375%	10/6/26	225	235
PepsiCo Inc.	2.625%	3/19/27	100	105
PepsiCo Inc.	3.000%	10/15/27	325	349
PepsiCo Inc.	2.625%	7/29/29	200	210
PepsiCo Inc.	2.750%	3/19/30	345	365
PepsiCo Inc.	1.625%	5/1/30	200	195
PepsiCo Inc.	1.400%	2/25/31	200	191
PepsiCo Inc.	3.500%	3/19/40	175	198
PepsiCo Inc.	2.625%	10/21/41	500	505
PepsiCo Inc.	3.600%	8/13/42	100	114
PepsiCo Inc.	4.450%	4/14/46	300	394
PepsiCo Inc.	3.450%	10/6/46	300	339
PepsiCo Inc.	4.000%	5/2/47	100	124
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
PepsiCo Inc.	3.375%	7/29/49	240	271
PepsiCo Inc.	2.875%	10/15/49	325	341
PepsiCo Inc.	3.875%	3/19/60	150	189
Philip Morris International Inc.	2.625%	3/6/23	100	102
Philip Morris International Inc.	1.125%	5/1/23	125	126
Philip Morris International Inc.	2.125%	5/10/23	95	96
Philip Morris International Inc.	3.600%	11/15/23	500	525
Philip Morris International Inc.	2.875%	5/1/24	220	229
Philip Morris International Inc.	3.250%	11/10/24	250	265
Philip Morris International Inc.	3.375%	8/11/25	150	159
Philip Morris International Inc.	2.750%	2/25/26	305	318
Philip Morris International Inc.	3.125%	3/2/28	100	106
Philip Morris International Inc.	3.375%	8/15/29	250	270
Philip Morris International Inc.	2.100%	5/1/30	150	147
Philip Morris International Inc.	1.750%	11/1/30	500	476
Philip Morris International Inc.	6.375%	5/16/38	200	282
Philip Morris International Inc.	4.375%	11/15/41	500	571
Philip Morris International Inc.	4.500%	3/20/42	125	145
Philip Morris International Inc.	3.875%	8/21/42	25	27
Philip Morris International Inc.	4.875%	11/15/43	155	188
Philip Morris International Inc.	4.250%	11/10/44	200	228
Procter & Gamble Co.	0.550%	10/29/25	300	293
Procter & Gamble Co.	2.800%	3/25/27	500	530
Procter & Gamble Co.	3.000%	3/25/30	500	543
Procter & Gamble Co.	1.200%	10/29/30	300	284
Procter & Gamble Co.	5.550%	3/5/37	150	214
Procter & Gamble Co.	3.550%	3/25/40	188	219
Procter & Gamble Co.	3.500%	10/25/47	169	204
Procter & Gamble Co.	3.600%	3/25/50	173	215
Reynolds American Inc.	4.450%	6/12/25	525	567
Reynolds American Inc.	5.700%	8/15/35	175	208
Reynolds American Inc.	7.250%	6/15/37	100	134
Reynolds American Inc.	6.150%	9/15/43	75	93
Reynolds American Inc.	5.850%	8/15/45	450	547
Sysco Corp.	3.750%	10/1/25	75	80
Sysco Corp.	3.300%	7/15/26	250	266
Sysco Corp.	3.250%	7/15/27	175	186
Sysco Corp.	2.400%	2/15/30	100	100
Sysco Corp.	5.950%	4/1/30	166	208
Sysco Corp.	6.600%	4/1/40	175	255
Sysco Corp.	4.850%	10/1/45	50	61
Sysco Corp.	4.500%	4/1/46	200	234
Sysco Corp.	4.450%	3/15/48	100	118
Sysco Corp.	3.300%	2/15/50	105	107
Sysco Corp.	6.600%	4/1/50	250	390
Sysco Corp.	3.150%	12/14/51	250	246
Target Corp.	3.500%	7/1/24	325	344
Target Corp.	2.250%	4/15/25	200	206
Target Corp.	2.500%	4/15/26	175	184
Target Corp.	3.375%	4/15/29	200	220
Target Corp.	2.650%	9/15/30	250	263
Target Corp.	6.500%	10/15/37	103	154
Target Corp.	7.000%	1/15/38	125	197
Target Corp.	3.900%	11/15/47	300	371
Tyson Foods Inc.	3.950%	8/15/24	600	638
Tyson Foods Inc.	4.000%	3/1/26	100	109
Tyson Foods Inc.	3.550%	6/2/27	275	296
Tyson Foods Inc.	4.350%	3/1/29	280	317
Tyson Foods Inc.	4.875%	8/15/34	100	122
Tyson Foods Inc.	5.150%	8/15/44	200	260
Tyson Foods Inc.	5.100%	9/28/48	275	370
Unilever Capital Corp.	3.250%	3/7/24	250	262
Unilever Capital Corp.	2.600%	5/5/24	450	466
Unilever Capital Corp.	3.375%	3/22/25	100	106
Unilever Capital Corp.	3.100%	7/30/25	225	239
Unilever Capital Corp.	2.000%	7/28/26	125	128
Unilever Capital Corp.	1.375%	9/14/30	300	284
Unilever Capital Corp.	1.750%	8/12/31	500	486
Unilever Capital Corp.	5.900%	11/15/32	200	269
Walgreens Boots Alliance Inc.	3.800%	11/18/24	375	399
Walgreens Boots Alliance Inc.	3.450%	6/1/26	325	346

Total Bond Market Index Portfolio
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Walgreens Boots Alliance Inc.	4.800%	11/18/44	275	332
Walmart Inc.	2.350%	12/15/22	800	813
Walmart Inc.	2.550%	4/11/23	150	153
Walmart Inc.	3.400%	6/26/23	250	260
Walmart Inc.	3.300%	4/22/24	250	262
Walmart Inc.	2.850%	7/8/24	275	288
Walmart Inc.	2.650%	12/15/24	200	209
Walmart Inc.	3.550%	6/26/25	309	333
Walmart Inc.	3.050%	7/8/26	250	268
Walmart Inc.	1.050%	9/17/26	100	99
Walmart Inc.	3.700%	6/26/28	450	505
Walmart Inc.	3.250%	7/8/29	300	331
Walmart Inc.	2.375%	9/24/29	175	182
Walmart Inc.	1.800%	9/22/31	100	99
Walmart Inc.	5.250%	9/1/35	192	261
Walmart Inc.	6.200%	4/15/38	315	480
Walmart Inc.	3.950%	6/28/38	275	331
Walmart Inc.	5.000%	10/25/40	100	135
Walmart Inc.	2.500%	9/22/41	100	101
Walmart Inc.	4.000%	4/11/43	274	335
Walmart Inc.	3.625%	12/15/47	265	314
Walmart Inc.	4.050%	6/29/48	375	476
Walmart Inc.	2.950%	9/24/49	400	429
Walmart Inc.	2.650%	9/22/51	200	204
				91,079
Energy (2.3%)
Baker Hughes a GE Co. LLC / Baker Hughes Co-Obligor Inc.	5.125%	9/15/40	175	220
Baker Hughes Holdings LLC / Baker Hughes Co-Obligor Inc.	2.773%	12/15/22	425	433
Baker Hughes Holdings LLC / Baker Hughes Co-Obligor Inc.	1.231%	12/15/23	200	201
Baker Hughes Holdings LLC / Baker Hughes Co-Obligor Inc.	2.061%	12/15/26	200	202
Baker Hughes Holdings LLC / Baker Hughes Co-Obligor Inc.	3.337%	12/15/27	200	213
Baker Hughes Holdings LLC / Baker Hughes Co-Obligor Inc.	3.138%	11/7/29	250	264
Baker Hughes Holdings LLC / Baker Hughes Co-Obligor Inc.	4.486%	5/1/30	200	230
Baker Hughes Holdings LLC / Baker Hughes Co-Obligor Inc.	4.080%	12/15/47	275	314
Boardwalk Pipelines LP	3.375%	2/1/23	100	102
Boardwalk Pipelines LP	4.950%	12/15/24	150	163
Boardwalk Pipelines LP	5.950%	6/1/26	200	229
Boardwalk Pipelines LP	4.450%	7/15/27	100	110
BP Capital Markets America Inc.	2.750%	5/10/23	300	308
BP Capital Markets America Inc.	3.194%	4/6/25	230	242
BP Capital Markets America Inc.	3.410%	2/11/26	100	107
BP Capital Markets America Inc.	3.119%	5/4/26	550	582
BP Capital Markets America Inc.	3.017%	1/16/27	400	422
BP Capital Markets America Inc.	4.234%	11/6/28	225	255
BP Capital Markets America Inc.	3.633%	4/6/30	350	386
BP Capital Markets America Inc.	3.060%	6/17/41	300	303
BP Capital Markets America Inc.	3.000%	2/24/50	450	443
BP Capital Markets America Inc.	2.772%	11/10/50	300	282
BP Capital Markets America Inc.	2.939%	6/4/51	500	483
BP Capital Markets America Inc.	3.001%	3/17/52	300	294
BP Capital Markets America Inc.	3.379%	2/8/61	400	413
BP Capital Markets plc	3.994%	9/26/23	200	211
BP Capital Markets plc	3.814%	2/10/24	400	422
BP Capital Markets plc	3.535%	11/4/24	68	72
BP Capital Markets plc	3.506%	3/17/25	200	213
BP Capital Markets plc	3.279%	9/19/27	200	215
Burlington Resources LLC	7.400%	12/1/31	175	251
Burlington Resources LLC	5.950%	10/15/36	200	271
Canadian Natural Resources Ltd.	2.950%	1/15/23	200	204
Canadian Natural Resources Ltd.	3.850%	6/1/27	500	538
Canadian Natural Resources Ltd.	2.950%	7/15/30	100	102
Canadian Natural Resources Ltd.	7.200%	1/15/32	150	200
Canadian Natural Resources Ltd.	6.450%	6/30/33	125	161
Canadian Natural Resources Ltd.	5.850%	2/1/35	100	125
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Canadian Natural Resources Ltd.	6.500%	2/15/37	150	198
	Canadian Natural Resources Ltd.	6.250%	3/15/38	300	395
	Canadian Natural Resources Ltd.	4.950%	6/1/47	140	174
	Cenovus Energy Inc.	5.375%	7/15/25	277	306
	Cenovus Energy Inc.	4.250%	4/15/27	200	218
	Cenovus Energy Inc.	4.400%	4/15/29	250	277
	Cenovus Energy Inc.	2.650%	1/15/32	100	98
	Cenovus Energy Inc.	5.250%	6/15/37	200	237
	Cenovus Energy Inc.	6.800%	9/15/37	50	68
	Cenovus Energy Inc.	6.750%	11/15/39	300	408
	Cenovus Energy Inc.	5.400%	6/15/47	200	249
	Cenovus Energy Inc.	3.750%	2/15/52	150	151
	Cheniere Corpus Christi Holdings LLC	7.000%	6/30/24	200	221
	Cheniere Corpus Christi Holdings LLC	5.875%	3/31/25	225	250
	Cheniere Corpus Christi Holdings LLC	5.125%	6/30/27	525	593
	Cheniere Corpus Christi Holdings LLC	3.700%	11/15/29	300	321
[5]	Cheniere Corpus Christi Holdings LLC	2.742%	12/31/39	100	98
	Chevron Corp.	2.355%	12/5/22	1,130	1,144
	Chevron Corp.	1.141%	5/11/23	300	302
	Chevron Corp.	3.191%	6/24/23	225	232
	Chevron Corp.	1.554%	5/11/25	300	303
	Chevron Corp.	2.236%	5/11/30	500	508
	Chevron USA Inc.	1.018%	8/12/27	500	483
	Chevron USA Inc.	3.850%	1/15/28	100	111
	Chevron USA Inc.	3.250%	10/15/29	200	217
	Chevron USA Inc.	5.250%	11/15/43	175	240
	Chevron USA Inc.	5.050%	11/15/44	250	329
	Chevron USA Inc.	2.343%	8/12/50	200	185
	CNOOC Finance 2013 Ltd.	4.250%	5/9/43	400	437
	CNOOC Finance 2013 Ltd.	3.300%	9/30/49	200	187
	CNOOC Finance 2015 USA LLC	3.750%	5/2/23	200	207
	CNOOC Finance 2015 USA LLC	4.375%	5/2/28	200	224
	CNOOC Petroleum North America ULC	5.875%	3/10/35	200	247
	CNOOC Petroleum North America ULC	6.400%	5/15/37	300	396
	Columbia Pipeline Group Inc.	4.500%	6/1/25	300	327
	Columbia Pipeline Group Inc.	5.800%	6/1/45	100	133
[5]	ConocoPhillips	3.750%	10/1/27	300	328
[5]	ConocoPhillips	4.300%	8/15/28	100	113
[5]	ConocoPhillips	2.400%	2/15/31	300	302
	ConocoPhillips	5.900%	10/15/32	450	590
	ConocoPhillips	5.900%	5/15/38	450	619
	ConocoPhillips	6.500%	2/1/39	200	291
[5]	ConocoPhillips	4.875%	10/1/47	200	264
	ConocoPhillips Co.	6.950%	4/15/29	350	460
	ConocoPhillips Co.	4.300%	11/15/44	275	331
	Continental Resources Inc.	4.375%	1/15/28	200	216
	Continental Resources Inc.	4.900%	6/1/44	50	56
[5]	Coterra Energy Inc.	4.375%	6/1/24	200	212
[5]	Coterra Energy Inc.	3.900%	5/15/27	200	215
	Devon Energy Corp.	5.250%	9/15/24	200	216
	Devon Energy Corp.	5.850%	12/15/25	100	114
	Devon Energy Corp.	5.250%	10/15/27	100	105
	Devon Energy Corp.	5.875%	6/15/28	130	141
	Devon Energy Corp.	4.500%	1/15/30	130	140
	Devon Energy Corp.	7.875%	9/30/31	160	226
	Devon Energy Corp.	7.950%	4/15/32	163	229
	Devon Energy Corp.	5.600%	7/15/41	300	378
	Devon Energy Corp.	5.000%	6/15/45	150	182
	Diamondback Energy Inc.	3.250%	12/1/26	100	106
	Diamondback Energy Inc.	3.500%	12/1/29	300	318
	Diamondback Energy Inc.	3.125%	3/24/31	200	206
	Diamondback Energy Inc.	4.400%	3/24/51	200	230
[5]	Eastern Gas Transmission & Storage Inc.	3.600%	12/15/24	66	70

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[5]	Eastern Gas Transmission & Storage Inc.	3.000%	11/15/29	100	103
[5]	Eastern Gas Transmission & Storage Inc.	4.600%	12/15/44	200	238
	Enable Midstream Partners LP	3.900%	5/15/24	150	157
	Enable Midstream Partners LP	4.400%	3/15/27	150	162
	Enable Midstream Partners LP	4.950%	5/15/28	200	222
	Enable Midstream Partners LP	4.150%	9/15/29	200	215
	Enable Midstream Partners LP	5.000%	5/15/44	100	108
	Enbridge Energy Partners LP	5.875%	10/15/25	150	171
	Enbridge Energy Partners LP	7.500%	4/15/38	150	225
	Enbridge Energy Partners LP	5.500%	9/15/40	125	160
	Enbridge Energy Partners LP	7.375%	10/15/45	125	195
	Enbridge Inc.	0.550%	10/4/23	200	199
	Enbridge Inc.	2.500%	1/15/25	100	103
	Enbridge Inc.	1.600%	10/4/26	200	197
	Enbridge Inc.	3.700%	7/15/27	150	162
	Enbridge Inc.	3.125%	11/15/29	200	210
	Enbridge Inc.	2.500%	8/1/33	200	197
	Enbridge Inc.	4.500%	6/10/44	100	117
	Enbridge Inc.	4.000%	11/15/49	100	112
	Enbridge Inc.	3.400%	8/1/51	400	408
	Energy Transfer LP	3.600%	2/1/23	450	459
	Energy Transfer LP	4.250%	3/15/23	400	412
	Energy Transfer LP	4.050%	3/15/25	1,000	1,059
	Energy Transfer LP	4.750%	1/15/26	500	547
	Energy Transfer LP	5.500%	6/1/27	300	343
	Energy Transfer LP	5.250%	4/15/29	425	488
	Energy Transfer LP	3.750%	5/15/30	450	478
	Energy Transfer LP	4.950%	1/15/43	175	191
	Energy Transfer LP	5.300%	4/1/44	300	344
	Energy Transfer LP	5.300%	4/15/47	200	230
	Energy Transfer LP	5.400%	10/1/47	275	324
	Energy Transfer LP / Regency Energy Finance Corp.	4.500%	11/1/23	100	105
	Energy Transfer Operating LP	6.625%	10/15/36	150	191
	Energy Transfer Operating LP	5.800%	6/15/38	150	182
	Energy Transfer Operating LP	6.050%	6/1/41	100	123
	Energy Transfer Operating LP	6.500%	2/1/42	275	353
	Energy Transfer Operating LP	5.150%	3/15/45	150	170
	Energy Transfer Operating LP	6.125%	12/15/45	200	250
	Energy Transfer Operating LP	6.000%	6/15/48	300	375
	Energy Transfer Operating LP	6.250%	4/15/49	320	418
	Energy Transfer Operating LP	5.000%	5/15/50	500	576
	Enterprise Products Operating LLC	3.350%	3/15/23	425	435
	Enterprise Products Operating LLC	3.900%	2/15/24	175	184
	Enterprise Products Operating LLC	3.750%	2/15/25	150	160
	Enterprise Products Operating LLC	3.700%	2/15/26	150	161
	Enterprise Products Operating LLC	3.950%	2/15/27	100	109
	Enterprise Products Operating LLC	3.125%	7/31/29	400	425
	Enterprise Products Operating LLC	2.800%	1/31/30	300	313
	Enterprise Products Operating LLC	6.875%	3/1/33	175	237
	Enterprise Products Operating LLC	7.550%	4/15/38	150	222
	Enterprise Products Operating LLC	6.125%	10/15/39	300	408
	Enterprise Products Operating LLC	5.950%	2/1/41	175	233
	Enterprise Products Operating LLC	4.450%	2/15/43	300	344
	Enterprise Products Operating LLC	4.850%	3/15/44	520	626
	Enterprise Products Operating LLC	4.900%	5/15/46	425	517
	Enterprise Products Operating LLC	4.250%	2/15/48	300	342
	Enterprise Products Operating LLC	4.200%	1/31/50	350	396
	Enterprise Products Operating LLC	3.700%	1/31/51	300	316
	Enterprise Products Operating LLC	3.200%	2/15/52	300	295
	Enterprise Products Operating LLC	3.300%	2/15/53	200	199
	Enterprise Products Operating LLC	3.950%	1/31/60	200	216
	Enterprise Products Operating LLC	5.250%	8/16/77	100	102
	Enterprise Products Operating LLC	5.375%	2/15/78	200	201
	EOG Resources Inc.	2.625%	3/15/23	450	458
	EOG Resources Inc.	4.150%	1/15/26	150	164
	EOG Resources Inc.	4.375%	4/15/30	200	231
	EOG Resources Inc.	4.950%	4/15/50	200	272
	Equinor ASA	2.450%	1/17/23	450	458
	Equinor ASA	2.650%	1/15/24	375	387
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Equinor ASA	3.700%	3/1/24	150	159
	Equinor ASA	3.250%	11/10/24	150	158
	Equinor ASA	1.750%	1/22/26	479	483
	Equinor ASA	7.250%	9/23/27	250	321
	Equinor ASA	3.625%	9/10/28	175	193
	Equinor ASA	2.375%	5/22/30	400	407
	Equinor ASA	5.100%	8/17/40	125	164
	Equinor ASA	4.250%	11/23/41	175	211
	Equinor ASA	3.950%	5/15/43	125	146
	Equinor ASA	4.800%	11/8/43	175	227
	Equinor ASA	3.250%	11/18/49	225	239
	Equinor ASA	3.700%	4/6/50	405	465
	Exxon Mobil Corp.	1.571%	4/15/23	950	961
	Exxon Mobil Corp.	2.992%	3/19/25	950	999
	Exxon Mobil Corp.	3.043%	3/1/26	300	318
	Exxon Mobil Corp.	2.275%	8/16/26	600	620
	Exxon Mobil Corp.	2.440%	8/16/29	250	256
	Exxon Mobil Corp.	3.482%	3/19/30	375	412
	Exxon Mobil Corp.	2.610%	10/15/30	650	675
	Exxon Mobil Corp.	2.995%	8/16/39	300	307
	Exxon Mobil Corp.	4.227%	3/19/40	400	472
	Exxon Mobil Corp.	3.567%	3/6/45	235	258
	Exxon Mobil Corp.	4.114%	3/1/46	400	468
	Exxon Mobil Corp.	4.327%	3/19/50	825	1,015
	Exxon Mobil Corp.	3.452%	4/15/51	600	651
	Halliburton Co.	3.500%	8/1/23	112	116
	Halliburton Co.	3.800%	11/15/25	22	24
	Halliburton Co.	2.920%	3/1/30	200	207
	Halliburton Co.	4.850%	11/15/35	200	237
	Halliburton Co.	6.700%	9/15/38	345	475
	Halliburton Co.	4.500%	11/15/41	100	111
	Halliburton Co.	4.750%	8/1/43	150	173
	Halliburton Co.	5.000%	11/15/45	500	603
[5]	Helmerich & Payne Inc.	2.900%	9/29/31	100	99
	Hess Corp.	3.500%	7/15/24	100	104
	Hess Corp.	4.300%	4/1/27	250	273
	Hess Corp.	7.125%	3/15/33	100	133
	Hess Corp.	5.600%	2/15/41	550	679
	HollyFrontier Corp.	5.875%	4/1/26	200	224
	Kinder Morgan Energy Partners LP	3.500%	9/1/23	250	259
	Kinder Morgan Energy Partners LP	4.300%	5/1/24	500	531
	Kinder Morgan Energy Partners LP	5.800%	3/15/35	50	63
	Kinder Morgan Energy Partners LP	6.500%	2/1/37	250	333
	Kinder Morgan Energy Partners LP	6.950%	1/15/38	50	69
	Kinder Morgan Energy Partners LP	6.500%	9/1/39	200	267
	Kinder Morgan Energy Partners LP	6.550%	9/15/40	250	336
	Kinder Morgan Energy Partners LP	5.625%	9/1/41	50	62
	Kinder Morgan Energy Partners LP	4.700%	11/1/42	475	535
	Kinder Morgan Energy Partners LP	5.000%	3/1/43	75	87
	Kinder Morgan Inc.	3.150%	1/15/23	200	205
	Kinder Morgan Inc.	4.300%	6/1/25	300	325
	Kinder Morgan Inc.	1.750%	11/15/26	200	200
	Kinder Morgan Inc.	4.300%	3/1/28	500	557
	Kinder Morgan Inc.	7.800%	8/1/31	290	412
	Kinder Morgan Inc.	7.750%	1/15/32	265	373
	Kinder Morgan Inc.	5.300%	12/1/34	175	211
	Kinder Morgan Inc.	5.550%	6/1/45	200	253
	Kinder Morgan Inc.	5.050%	2/15/46	350	419
	Kinder Morgan Inc.	3.250%	8/1/50	400	381
	Kinder Morgan Inc.	3.600%	2/15/51	200	202
	Magellan Midstream Partners LP	3.250%	6/1/30	200	210
	Magellan Midstream Partners LP	5.150%	10/15/43	125	151
	Magellan Midstream Partners LP	4.250%	9/15/46	200	222
	Magellan Midstream Partners LP	4.200%	10/3/47	150	164
	Magellan Midstream Partners LP	4.850%	2/1/49	100	120
	Marathon Oil Corp.	4.400%	7/15/27	200	219
	Marathon Oil Corp.	6.800%	3/15/32	400	516
	Marathon Oil Corp.	5.200%	6/1/45	100	120
	Marathon Petroleum Corp.	4.700%	5/1/25	300	328
	Marathon Petroleum Corp.	5.125%	12/15/26	200	228
	Marathon Petroleum Corp.	6.500%	3/1/41	300	414

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Marathon Petroleum Corp.	4.500%	4/1/48	360	410
	MPLX LP	3.375%	3/15/23	100	103
	MPLX LP	4.500%	7/15/23	200	208
	MPLX LP	4.875%	12/1/24	400	435
	MPLX LP	4.875%	6/1/25	283	310
	MPLX LP	4.125%	3/1/27	300	328
	MPLX LP	4.250%	12/1/27	400	443
	MPLX LP	4.000%	3/15/28	400	435
	MPLX LP	2.650%	8/15/30	500	499
	MPLX LP	4.500%	4/15/38	400	450
	MPLX LP	4.700%	4/15/48	525	611
	MPLX LP	5.500%	2/15/49	455	582
	Newfield Exploration Co.	5.375%	1/1/26	100	111
	NOV Inc.	3.600%	12/1/29	200	210
	NOV Inc.	3.950%	12/1/42	125	123
	ONEOK Inc.	7.500%	9/1/23	100	109
	ONEOK Inc.	2.750%	9/1/24	100	103
	ONEOK Inc.	2.200%	9/15/25	425	430
	ONEOK Inc.	4.550%	7/15/28	200	221
	ONEOK Inc.	4.350%	3/15/29	100	110
	ONEOK Inc.	3.400%	9/1/29	245	254
	ONEOK Inc.	3.100%	3/15/30	200	204
	ONEOK Inc.	4.950%	7/13/47	200	233
	ONEOK Inc.	4.450%	9/1/49	150	166
	ONEOK Inc.	4.500%	3/15/50	300	333
	ONEOK Partners LP	6.650%	10/1/36	300	394
	ONEOK Partners LP	6.125%	2/1/41	150	190
	Ovintiv Exploration Inc.	5.625%	7/1/24	50	55
	Ovintiv Inc.	7.375%	11/1/31	50	66
	Ovintiv Inc.	6.500%	8/15/34	150	193
	Ovintiv Inc.	6.625%	8/15/37	200	261
	Ovintiv Inc.	6.500%	2/1/38	100	129
[2]	Petroleos Mexicanos	2.378%	4/15/25	18	17
	Phillips 66	3.700%	4/6/23	100	103
	Phillips 66	3.850%	4/9/25	300	320
	Phillips 66	2.150%	12/15/30	400	385
	Phillips 66	4.650%	11/15/34	500	587
	Phillips 66	4.875%	11/15/44	500	632
	Phillips 66	3.300%	3/15/52	200	201
	Phillips 66 Partners LP	2.450%	12/15/24	50	51
	Phillips 66 Partners LP	3.605%	2/15/25	250	264
	Phillips 66 Partners LP	3.750%	3/1/28	50	54
	Phillips 66 Partners LP	3.150%	12/15/29	100	104
	Phillips 66 Partners LP	4.680%	2/15/45	245	287
	Pioneer Natural Resources Co.	4.450%	1/15/26	225	246
	Pioneer Natural Resources Co.	1.900%	8/15/30	300	285
	Pioneer Natural Resources Co.	2.150%	1/15/31	200	193
	Plains All American Pipeline LP / PAA Finance Corp.	2.850%	1/31/23	289	293
	Plains All American Pipeline LP / PAA Finance Corp.	3.600%	11/1/24	600	628
	Plains All American Pipeline LP / PAA Finance Corp.	4.500%	12/15/26	100	110
	Plains All American Pipeline LP / PAA Finance Corp.	3.550%	12/15/29	275	286
	Plains All American Pipeline LP / PAA Finance Corp.	3.800%	9/15/30	200	211
	Plains All American Pipeline LP / PAA Finance Corp.	6.650%	1/15/37	100	130
	Plains All American Pipeline LP / PAA Finance Corp.	4.700%	6/15/44	200	213
	Sabine Pass Liquefaction LLC	5.625%	4/15/23	350	366
	Sabine Pass Liquefaction LLC	5.750%	5/15/24	400	435
	Sabine Pass Liquefaction LLC	5.625%	3/1/25	400	444
	Sabine Pass Liquefaction LLC	5.875%	6/30/26	450	516
	Sabine Pass Liquefaction LLC	5.000%	3/15/27	250	281
	Sabine Pass Liquefaction LLC	4.200%	3/15/28	300	329
	Sabine Pass Liquefaction LLC	4.500%	5/15/30	300	339
	Schlumberger Investment SA	3.650%	12/1/23	325	340
	Schlumberger Investment SA	2.650%	6/26/30	300	307
	Shell International Finance BV	0.375%	9/15/23	500	497
	Shell International Finance BV	3.250%	5/11/25	200	213
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Shell International Finance BV	2.875%	5/10/26	500	532
Shell International Finance BV	2.500%	9/12/26	900	942
Shell International Finance BV	3.875%	11/13/28	100	112
Shell International Finance BV	2.375%	11/7/29	550	563
Shell International Finance BV	2.750%	4/6/30	500	523
Shell International Finance BV	4.125%	5/11/35	300	351
Shell International Finance BV	6.375%	12/15/38	475	695
Shell International Finance BV	5.500%	3/25/40	175	238
Shell International Finance BV	2.875%	11/26/41	200	201
Shell International Finance BV	4.550%	8/12/43	300	375
Shell International Finance BV	4.375%	5/11/45	630	768
Shell International Finance BV	4.000%	5/10/46	700	816
Shell International Finance BV	3.125%	11/7/49	500	516
Shell International Finance BV	3.000%	11/26/51	200	203
Spectra Energy Partners LP	4.750%	3/15/24	500	533
Spectra Energy Partners LP	3.500%	3/15/25	138	146
Spectra Energy Partners LP	3.375%	10/15/26	205	218
Spectra Energy Partners LP	4.500%	3/15/45	325	374
Suncor Energy Inc.	2.800%	5/15/23	300	307
Suncor Energy Inc.	3.100%	5/15/25	100	105
Suncor Energy Inc.	5.950%	12/1/34	125	162
Suncor Energy Inc.	6.800%	5/15/38	225	316
Suncor Energy Inc.	6.500%	6/15/38	400	548
Suncor Energy Inc.	4.000%	11/15/47	200	224
Suncor Energy Inc.	3.750%	3/4/51	200	217
TC PipeLines LP	3.900%	5/25/27	50	55
Total Capital International SA	2.986%	6/29/41	200	203
Total Capital International SA	3.461%	7/12/49	200	217
Total Capital International SA	3.127%	5/29/50	400	411
Total Capital International SA	3.386%	6/29/60	200	213
TotalEnergies Capital Canada Ltd.	2.750%	7/15/23	125	129
TotalEnergies Capital International SA	3.700%	1/15/24	525	554
TotalEnergies Capital International SA	2.434%	1/10/25	175	181
TotalEnergies Capital International SA	3.455%	2/19/29	325	353
TotalEnergies Capital International SA	2.829%	1/10/30	300	315
TransCanada PipeLines Ltd.	1.000%	10/12/24	200	199
TransCanada PipeLines Ltd.	4.250%	5/15/28	250	279
TransCanada PipeLines Ltd.	4.100%	4/15/30	400	446
TransCanada PipeLines Ltd.	2.500%	10/12/31	200	199
TransCanada PipeLines Ltd.	4.625%	3/1/34	400	471
TransCanada PipeLines Ltd.	5.600%	3/31/34	150	188
TransCanada PipeLines Ltd.	5.850%	3/15/36	300	390
TransCanada PipeLines Ltd.	6.200%	10/15/37	400	545
TransCanada PipeLines Ltd.	4.750%	5/15/38	300	358
TransCanada PipeLines Ltd.	6.100%	6/1/40	200	278
TransCanada PipeLines Ltd.	4.875%	5/15/48	300	383
Transcontinental Gas Pipe Line Co. LLC	4.000%	3/15/28	100	110
Transcontinental Gas Pipe Line Co. LLC	3.250%	5/15/30	200	211
Transcontinental Gas Pipe Line Co. LLC	4.600%	3/15/48	100	121
Transcontinental Gas Pipe Line Co. LLC	3.950%	5/15/50	200	225
Valero Energy Corp.	4.350%	6/1/28	200	221
Valero Energy Corp.	2.800%	12/1/31	200	199
Valero Energy Corp.	7.500%	4/15/32	400	551
Valero Energy Corp.	6.625%	6/15/37	300	406
Valero Energy Corp.	4.900%	3/15/45	150	178
Valero Energy Corp.	3.650%	12/1/51	200	199
Valero Energy Partners LP	4.375%	12/15/26	52	57
Valero Energy Partners LP	4.500%	3/15/28	75	83
Williams Cos. Inc.	3.700%	1/15/23	200	204
Williams Cos. Inc.	4.550%	6/24/24	400	429
Williams Cos. Inc.	3.900%	1/15/25	681	726
Williams Cos. Inc.	3.750%	6/15/27	300	324
Williams Cos. Inc.	3.500%	11/15/30	300	320
Williams Cos. Inc.	2.600%	3/15/31	200	199

Total Bond Market Index Portfolio
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Williams Cos. Inc.	6.300%	4/15/40	100	135
Williams Cos. Inc.	5.800%	11/15/43	100	131
Williams Cos. Inc.	5.400%	3/4/44	400	496
Williams Cos. Inc.	5.750%	6/24/44	100	130
Williams Cos. Inc.	5.100%	9/15/45	200	247
Williams Cos. Inc.	4.850%	3/1/48	150	183
Williams Cos. Inc.	3.500%	10/15/51	200	203
				110,839
Financials (7.7%)
ACE Capital Trust II	9.700%	4/1/30	50	73
Aegon NV	5.500%	4/11/48	200	229
AerCap Ireland Capital DAC / AerCap Global Aviation Trust	3.300%	1/23/23	125	128
AerCap Ireland Capital DAC / AerCap Global Aviation Trust	4.500%	9/15/23	150	157
AerCap Ireland Capital DAC / AerCap Global Aviation Trust	1.150%	10/29/23	350	349
AerCap Ireland Capital DAC / AerCap Global Aviation Trust	1.650%	10/29/24	500	499
AerCap Ireland Capital DAC / AerCap Global Aviation Trust	6.500%	7/15/25	250	286
AerCap Ireland Capital DAC / AerCap Global Aviation Trust	4.450%	10/1/25	125	135
AerCap Ireland Capital DAC / AerCap Global Aviation Trust	2.450%	10/29/26	750	756
AerCap Ireland Capital DAC / AerCap Global Aviation Trust	3.650%	7/21/27	300	317
AerCap Ireland Capital DAC / AerCap Global Aviation Trust	4.625%	10/15/27	500	552
AerCap Ireland Capital DAC / AerCap Global Aviation Trust	3.875%	1/23/28	300	319
AerCap Ireland Capital DAC / AerCap Global Aviation Trust	3.000%	10/29/28	750	761
AerCap Ireland Capital DAC / AerCap Global Aviation Trust	3.300%	1/30/32	750	765
AerCap Ireland Capital DAC / AerCap Global Aviation Trust	3.400%	10/29/33	500	509
AerCap Ireland Capital DAC / AerCap Global Aviation Trust	3.850%	10/29/41	750	778
Affiliated Managers Group Inc.	4.250%	2/15/24	100	106
Affiliated Managers Group Inc.	3.500%	8/1/25	125	133
Affiliated Managers Group Inc.	3.300%	6/15/30	500	529
Aflac Inc.	3.625%	11/15/24	125	134
Aflac Inc.	3.250%	3/17/25	125	132
Aflac Inc.	2.875%	10/15/26	75	79
Aflac Inc.	3.600%	4/1/30	225	248
Aflac Inc.	4.000%	10/15/46	50	59
Aflac Inc.	4.750%	1/15/49	235	313
Air Lease Corp.	2.250%	1/15/23	100	101
Air Lease Corp.	2.750%	1/15/23	100	102
Air Lease Corp.	3.875%	7/3/23	100	104
Air Lease Corp.	4.250%	2/1/24	200	211
Air Lease Corp.	4.250%	9/15/24	75	80
Air Lease Corp.	2.300%	2/1/25	200	203
Air Lease Corp.	3.250%	3/1/25	150	156
Air Lease Corp.	3.375%	7/1/25	250	261
Air Lease Corp.	3.625%	4/1/27	75	79
Air Lease Corp.	3.625%	12/1/27	200	212
Air Lease Corp.	2.100%	9/1/28	500	484
Air Lease Corp.	4.625%	10/1/28	100	110
Air Lease Corp.	3.250%	10/1/29	100	103
Air Lease Corp.	3.000%	2/1/30	225	226
Air Lease Corp.	3.125%	12/1/30	750	766
Aircastle Ltd.	4.400%	9/25/23	125	131
Aircastle Ltd.	4.125%	5/1/24	400	418
Aircastle Ltd.	4.250%	6/15/26	100	107
Alleghany Corp.	3.625%	5/15/30	100	108
Alleghany Corp.	4.900%	9/15/44	100	126
Alleghany Corp.	3.250%	8/15/51	500	497
Allied World Assurance Co. Holdings Ltd.	4.350%	10/29/25	75	80
Allstate Corp.	3.150%	6/15/23	100	103
Allstate Corp.	1.450%	12/15/30	500	473
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Allstate Corp.	5.550%	5/9/35	75	99
	Allstate Corp.	4.500%	6/15/43	125	153
	Allstate Corp.	4.200%	12/15/46	200	241
	Allstate Corp.	3.850%	8/10/49	100	117
	Allstate Corp.	5.750%	8/15/53	75	78
	Allstate Corp.	6.500%	5/15/67	100	131
	Ally Financial Inc.	1.450%	10/2/23	1,000	1,003
	Ally Financial Inc.	3.875%	5/21/24	150	158
	Ally Financial Inc.	5.125%	9/30/24	135	148
	Ally Financial Inc.	2.200%	11/2/28	450	447
	Ally Financial Inc.	8.000%	11/1/31	400	566
	American Express Co.	2.650%	12/2/22	225	229
	American Express Co.	3.400%	2/27/23	300	309
	American Express Co.	3.700%	8/3/23	325	339
	American Express Co.	0.750%	11/3/23	525	524
	American Express Co.	3.400%	2/22/24	225	236
	American Express Co.	3.000%	10/30/24	200	210
	American Express Co.	3.625%	12/5/24	241	258
	American Express Co.	4.200%	11/6/25	150	165
	American Express Co.	3.125%	5/20/26	250	265
	American Express Co.	1.650%	11/4/26	525	526
[5]	American Express Co.	3.300%	5/3/27	350	375
	American Express Co.	4.050%	12/3/42	67	80
	American Financial Group Inc.	3.500%	8/15/26	50	53
	American Financial Group Inc.	5.250%	4/2/30	150	179
	American Financial Group Inc.	4.500%	6/15/47	110	131
	American International Group Inc.	4.125%	2/15/24	70	74
	American International Group Inc.	3.750%	7/10/25	85	91
	American International Group Inc.	3.900%	4/1/26	900	977
	American International Group Inc.	4.200%	4/1/28	200	224
	American International Group Inc.	4.250%	3/15/29	50	57
	American International Group Inc.	3.400%	6/30/30	240	260
	American International Group Inc.	3.875%	1/15/35	200	222
	American International Group Inc.	4.700%	7/10/35	75	90
	American International Group Inc.	6.250%	5/1/36	475	658
	American International Group Inc.	4.500%	7/16/44	500	616
	American International Group Inc.	4.750%	4/1/48	200	256
	American International Group Inc.	5.750%	4/1/48	125	141
	American International Group Inc.	4.375%	1/15/55	355	437
	American International Group Inc.	8.175%	5/15/68	95	140
	Ameriprise Financial Inc.	4.000%	10/15/23	250	263
	Ameriprise Financial Inc.	3.700%	10/15/24	187	200
	Ameriprise Financial Inc.	3.000%	4/2/25	20	21
	Ameriprise Financial Inc.	2.875%	9/15/26	100	105
	Aon Corp.	8.205%	1/1/27	25	31
	Aon Corp.	4.500%	12/15/28	100	114
	Aon Corp.	3.750%	5/2/29	90	99
	Aon Corp.	2.800%	5/15/30	405	417
	Aon Corp.	6.250%	9/30/40	100	144
	Aon plc	3.500%	6/14/24	250	263
	Aon plc	3.875%	12/15/25	125	135
	Aon plc	4.600%	6/14/44	175	216
	Aon plc	4.750%	5/15/45	100	125
	Arch Capital Finance LLC	4.011%	12/15/26	100	110
	Arch Capital Finance LLC	5.031%	12/15/46	100	130
	Arch Capital Group Ltd.	7.350%	5/1/34	50	72
	Arch Capital Group Ltd.	3.635%	6/30/50	200	214
	Arch Capital Group US Inc.	5.144%	11/1/43	50	65
	Ares Capital Corp.	3.500%	2/10/23	250	256
	Ares Capital Corp.	4.200%	6/10/24	200	211
	Ares Capital Corp.	4.250%	3/1/25	105	111
	Ares Capital Corp.	3.250%	7/15/25	115	119
	Ares Capital Corp.	2.150%	7/15/26	500	494
	Aspen Insurance Holdings Ltd.	4.650%	11/15/23	175	186
	Assurant Inc.	4.200%	9/27/23	100	105
	Assurant Inc.	4.900%	3/27/28	100	114
	Assurant Inc.	6.750%	2/15/34	9	12
	Assured Guaranty US Holdings Inc.	5.000%	7/1/24	49	53
	Athene Holding Ltd.	4.125%	1/12/28	200	219
	Athene Holding Ltd.	6.150%	4/3/30	210	260
	Athene Holding Ltd.	3.500%	1/15/31	500	528

Total Bond Market Index Portfolio
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Athene Holding Ltd.	3.950%	5/25/51	200	219
Australia & New Zealand Banking Group Ltd.	3.700%	11/16/25	250	272
AXA SA	8.600%	12/15/30	225	326
AXIS Specialty Finance LLC	3.900%	7/15/29	50	55
AXIS Specialty Finance LLC	4.900%	1/15/40	50	52
AXIS Specialty Finance plc	4.000%	12/6/27	550	599
Banco Santander SA	3.848%	4/12/23	200	207
Banco Santander SA	5.179%	11/19/25	250	278
Banco Santander SA	1.849%	3/25/26	1,000	994
Banco Santander SA	4.250%	4/11/27	600	660
Banco Santander SA	3.800%	2/23/28	200	217
Banco Santander SA	4.379%	4/12/28	200	224
Banco Santander SA	2.958%	3/25/31	600	612
Bank of America Corp.	3.300%	1/11/23	600	616
Bank of America Corp.	4.100%	7/24/23	300	315
Bank of America Corp.	3.004%	12/20/23	2,846	2,905
Bank of America Corp.	3.550%	3/5/24	690	711
Bank of America Corp.	0.523%	6/14/24	1,000	993
Bank of America Corp.	3.864%	7/23/24	125	130
Bank of America Corp.	4.200%	8/26/24	650	697
Bank of America Corp.	0.810%	10/24/24	500	497
Bank of America Corp.	4.000%	1/22/25	755	807
Bank of America Corp.	3.950%	4/21/25	500	535
Bank of America Corp.	0.976%	4/22/25	500	496
Bank of America Corp.	3.093%	10/1/25	350	364
Bank of America Corp.	2.456%	10/22/25	300	308
Bank of America Corp.	1.530%	12/6/25	1,225	1,228
Bank of America Corp.	3.366%	1/23/26	300	316
Bank of America Corp.	2.015%	2/13/26	1,000	1,013
Bank of America Corp.	4.450%	3/3/26	475	523
Bank of America Corp.	3.500%	4/19/26	320	345
Bank of America Corp.	1.319%	6/19/26	500	495
Bank of America Corp.	6.220%	9/15/26	1,154	1,366
Bank of America Corp.	4.250%	10/22/26	725	800
Bank of America Corp.	1.197%	10/24/26	500	490
Bank of America Corp.	3.559%	4/23/27	750	802
Bank of America Corp.	1.734%	7/22/27	500	496
Bank of America Corp.	3.248%	10/21/27	750	800
Bank of America Corp.	4.183%	11/25/27	560	613
Bank of America Corp.	3.824%	1/20/28	425	461
Bank of America Corp.	3.705%	4/24/28	350	380
Bank of America Corp.	3.593%	7/21/28	800	861
Bank of America Corp.	3.419%	12/20/28	1,334	1,426
Bank of America Corp.	3.970%	3/5/29	225	246
Bank of America Corp.	2.087%	6/14/29	1,500	1,491
Bank of America Corp.	4.271%	7/23/29	575	641
Bank of America Corp.	3.974%	2/7/30	150	165
Bank of America Corp.	3.194%	7/23/30	1,125	1,186
Bank of America Corp.	2.884%	10/22/30	300	310
Bank of America Corp.	2.496%	2/13/31	750	753
Bank of America Corp.	2.592%	4/29/31	2,000	2,019
Bank of America Corp.	2.687%	4/22/32	500	508
Bank of America Corp.	2.572%	10/20/32	1,500	1,507
Bank of America Corp.	6.110%	1/29/37	335	451
Bank of America Corp.	4.244%	4/24/38	300	351
Bank of America Corp.	7.750%	5/14/38	340	533
Bank of America Corp.	4.078%	4/23/40	550	631
Bank of America Corp.	2.676%	6/19/41	1,000	961
Bank of America Corp.	5.875%	2/7/42	300	425
Bank of America Corp.	3.311%	4/22/42	500	525
Bank of America Corp.	5.000%	1/21/44	750	986
Bank of America Corp.	4.875%	4/1/44	300	391
Bank of America Corp.	4.750%	4/21/45	100	125
Bank of America Corp.	4.443%	1/20/48	100	124
Bank of America Corp.	4.330%	3/15/50	250	309
Bank of America Corp.	4.083%	3/20/51	1,500	1,803
Bank of America Corp.	2.831%	10/24/51	500	490
Bank of America Corp.	3.483%	3/13/52	500	551
Bank of America Corp.	2.972%	7/21/52	400	402
Bank of America NA	6.000%	10/15/36	250	342
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Bank of Montreal	0.450%	12/8/23	500	495
	Bank of Montreal	3.300%	2/5/24	300	314
	Bank of Montreal	2.500%	6/28/24	200	206
	Bank of Montreal	0.625%	7/9/24	200	197
	Bank of Montreal	1.850%	5/1/25	457	464
	Bank of Montreal	4.338%	10/5/28	100	105
	Bank of Montreal	3.803%	12/15/32	500	535
	Bank of New York Mellon Corp.	2.950%	1/29/23	195	199
	Bank of New York Mellon Corp.	3.500%	4/28/23	225	233
	Bank of New York Mellon Corp.	3.450%	8/11/23	125	130
	Bank of New York Mellon Corp.	2.200%	8/16/23	225	230
	Bank of New York Mellon Corp.	3.250%	9/11/24	150	158
	Bank of New York Mellon Corp.	2.100%	10/24/24	225	231
	Bank of New York Mellon Corp.	3.000%	2/24/25	547	575
	Bank of New York Mellon Corp.	2.800%	5/4/26	576	605
	Bank of New York Mellon Corp.	2.450%	8/17/26	408	424
	Bank of New York Mellon Corp.	3.250%	5/16/27	150	162
	Bank of New York Mellon Corp.	3.442%	2/7/28	150	162
	Bank of New York Mellon Corp.	3.000%	10/30/28	200	212
	Bank of New York Mellon Corp.	3.300%	8/23/29	100	108
	Bank of Nova Scotia	2.375%	1/18/23	50	51
	Bank of Nova Scotia	1.950%	2/1/23	875	887
	Bank of Nova Scotia	3.400%	2/11/24	200	210
	Bank of Nova Scotia	2.200%	2/3/25	1,875	1,920
	Bank of Nova Scotia	4.500%	12/16/25	300	330
	Bank of Nova Scotia	2.700%	8/3/26	100	104
	Bank of Nova Scotia	1.300%	9/15/26	500	491
	Barclays plc	3.684%	1/10/23	100	100
	Barclays plc	4.338%	5/16/24	1,000	1,042
	Barclays plc	3.650%	3/16/25	350	370
	Barclays plc	3.932%	5/7/25	200	210
	Barclays plc	4.375%	1/12/26	300	328
	Barclays plc	2.852%	5/7/26	300	309
	Barclays plc	5.200%	5/12/26	610	683
	Barclays plc	4.337%	1/10/28	200	219
	Barclays plc	4.836%	5/9/28	400	440
	Barclays plc	4.972%	5/16/29	500	572
	Barclays plc	5.088%	6/20/30	345	391
	Barclays plc	2.645%	6/24/31	400	399
	Barclays plc	5.250%	8/17/45	250	332
	Barclays plc	4.950%	1/10/47	200	259
	Berkshire Hathaway Finance Corp.	5.750%	1/15/40	140	199
	Berkshire Hathaway Finance Corp.	4.400%	5/15/42	195	239
	Berkshire Hathaway Finance Corp.	4.200%	8/15/48	1,000	1,214
	Berkshire Hathaway Finance Corp.	4.250%	1/15/49	230	282
	Berkshire Hathaway Finance Corp.	2.850%	10/15/50	675	667
	Berkshire Hathaway Inc.	3.000%	2/11/23	75	77
	Berkshire Hathaway Inc.	2.750%	3/15/23	300	307
	Berkshire Hathaway Inc.	3.125%	3/15/26	725	775
	BGC Partners Inc.	3.750%	10/1/24	105	109
	BlackRock Inc.	3.200%	3/15/27	100	108
	BlackRock Inc.	3.250%	4/30/29	90	98
	BlackRock Inc.	2.400%	4/30/30	380	390
	BlackRock Inc.	2.100%	2/25/32	600	595
[5]	Blackstone Private Credit Fund	2.625%	12/15/26	300	293
[5]	Blackstone Private Credit Fund	3.250%	3/15/27	200	200
	Blackstone Secured Lending Fund	2.750%	9/16/26	500	500
[5]	BNP Paribas SA	3.052%	1/13/31	50	52
[5]	BPCE SA	3.000%	5/22/22	250	252
	BPCE SA	4.000%	4/15/24	325	346
	BPCE SA	3.375%	12/2/26	250	268
	Brighthouse Financial Inc.	4.700%	6/22/47	173	190
	Brookfield Asset Management Inc.	4.000%	1/15/25	157	168
	Brookfield Finance Inc.	4.000%	4/1/24	175	185
	Brookfield Finance Inc.	4.250%	6/2/26	50	55
	Brookfield Finance Inc.	3.900%	1/25/28	125	137
	Brookfield Finance Inc.	4.850%	3/29/29	150	173
	Brookfield Finance Inc.	4.350%	4/15/30	205	231
	Brookfield Finance Inc.	4.700%	9/20/47	185	228
	Brookfield Finance LLC	3.450%	4/15/50	125	129
	Brown & Brown Inc.	4.200%	9/15/24	75	80

Total Bond Market Index Portfolio
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Brown & Brown Inc.	4.500%	3/15/29	75	85
Brown & Brown Inc.	2.375%	3/15/31	500	490
Canadian Imperial Bank of Commerce	0.450%	6/22/23	275	273
Canadian Imperial Bank of Commerce	3.500%	9/13/23	200	209
Canadian Imperial Bank of Commerce	0.500%	12/14/23	500	494
Canadian Imperial Bank of Commerce	3.100%	4/2/24	200	209
Canadian Imperial Bank of Commerce	2.250%	1/28/25	120	123
Canadian Imperial Bank of Commerce	1.250%	6/22/26	275	268
Capital One Bank USA NA	3.375%	2/15/23	235	241
Capital One Financial Corp.	3.200%	1/30/23	350	359
Capital One Financial Corp.	3.500%	6/15/23	27	28
Capital One Financial Corp.	3.900%	1/29/24	250	263
Capital One Financial Corp.	3.750%	4/24/24	450	475
Capital One Financial Corp.	3.300%	10/30/24	1,013	1,068
Capital One Financial Corp.	4.200%	10/29/25	175	190
Capital One Financial Corp.	3.750%	7/28/26	500	536
Capital One Financial Corp.	3.750%	3/9/27	100	108
Capital One Financial Corp.	3.650%	5/11/27	800	864
Capital One Financial Corp.	3.800%	1/31/28	300	327
Cboe Global Markets Inc.	3.650%	1/12/27	110	119
Charles Schwab Corp.	3.225%	9/1/22	300	305
Charles Schwab Corp.	2.650%	1/25/23	100	102
Charles Schwab Corp.	3.550%	2/1/24	400	420
Charles Schwab Corp.	3.625%	4/1/25	384	409
Charles Schwab Corp.	3.850%	5/21/25	25	27
Charles Schwab Corp.	0.900%	3/11/26	300	293
Charles Schwab Corp.	1.150%	5/13/26	500	494
Charles Schwab Corp.	3.200%	3/2/27	250	268
Charles Schwab Corp.	3.300%	4/1/27	125	134
Charles Schwab Corp.	3.200%	1/25/28	100	107
Charles Schwab Corp.	4.000%	2/1/29	125	140
Charles Schwab Corp.	3.250%	5/22/29	100	107
Charles Schwab Corp.	2.750%	10/1/29	50	52
Charles Schwab Corp.	4.625%	3/22/30	50	59
Charles Schwab Corp.	2.300%	5/13/31	500	505
Chubb Corp.	6.000%	5/11/37	125	178
Chubb Corp.	6.500%	5/15/38	95	142
Chubb INA Holdings Inc.	2.700%	3/13/23	125	128
Chubb INA Holdings Inc.	3.350%	5/15/24	100	106
Chubb INA Holdings Inc.	3.150%	3/15/25	250	264
Chubb INA Holdings Inc.	3.350%	5/3/26	355	381
Chubb INA Holdings Inc.	6.700%	5/15/36	200	293
Chubb INA Holdings Inc.	4.150%	3/13/43	100	120
Chubb INA Holdings Inc.	4.350%	11/3/45	350	435
Chubb INA Holdings Inc.	2.850%	12/15/51	100	101
Chubb INA Holdings Inc.	3.050%	12/15/61	200	204
CI Financial Corp.	4.100%	6/15/51	350	380
Cincinnati Financial Corp.	6.920%	5/15/28	100	128
Cincinnati Financial Corp.	6.125%	11/1/34	75	102
Citigroup Inc.	3.375%	3/1/23	150	154
Citigroup Inc.	3.500%	5/15/23	675	698
Citigroup Inc.	3.875%	10/25/23	738	778
Citigroup Inc.	4.000%	8/5/24	125	133
Citigroup Inc.	0.776%	10/30/24	500	497
Citigroup Inc.	3.875%	3/26/25	350	373
Citigroup Inc.	3.352%	4/24/25	1,500	1,567
Citigroup Inc.	0.981%	5/1/25	225	223
Citigroup Inc.	4.400%	6/10/25	1,796	1,957
Citigroup Inc.	5.500%	9/13/25	75	85
Citigroup Inc.	1.281%	11/3/25	300	299
Citigroup Inc.	3.700%	1/12/26	275	297
Citigroup Inc.	4.600%	3/9/26	275	304
Citigroup Inc.	3.200%	10/21/26	1,025	1,086
Citigroup Inc.	4.300%	11/20/26	75	83
Citigroup Inc.	4.450%	9/29/27	1,150	1,282
Citigroup Inc.	3.887%	1/10/28	475	515
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Citigroup Inc.	3.668%	7/24/28	900	971
	Citigroup Inc.	4.125%	7/25/28	100	110
	Citigroup Inc.	3.520%	10/27/28	580	622
	Citigroup Inc.	3.980%	3/20/30	475	524
	Citigroup Inc.	2.976%	11/5/30	300	312
	Citigroup Inc.	2.666%	1/29/31	500	508
	Citigroup Inc.	4.412%	3/31/31	750	857
	Citigroup Inc.	2.572%	6/3/31	500	504
	Citigroup Inc.	6.625%	6/15/32	100	133
	Citigroup Inc.	2.520%	11/3/32	475	475
	Citigroup Inc.	6.125%	8/25/36	75	102
	Citigroup Inc.	3.878%	1/24/39	225	255
	Citigroup Inc.	8.125%	7/15/39	562	954
	Citigroup Inc.	5.316%	3/26/41	1,000	1,317
	Citigroup Inc.	5.875%	1/30/42	100	141
	Citigroup Inc.	5.300%	5/6/44	375	490
	Citigroup Inc.	4.650%	7/30/45	200	253
	Citigroup Inc.	4.750%	5/18/46	375	464
	Citigroup Inc.	4.650%	7/23/48	450	580
	Citizens Financial Group Inc.	2.850%	7/27/26	175	182
	Citizens Financial Group Inc.	2.500%	2/6/30	200	201
	Citizens Financial Group Inc.	4.300%	2/11/31	357	374
	Citizens Financial Group Inc.	2.638%	9/30/32	125	124
	CME Group Inc.	5.300%	9/15/43	200	279
	CNA Financial Corp.	3.950%	5/15/24	150	158
	CNA Financial Corp.	4.500%	3/1/26	125	138
	CNA Financial Corp.	3.450%	8/15/27	100	108
	CNA Financial Corp.	3.900%	5/1/29	100	111
	CNO Financial Group Inc.	5.250%	5/30/25	250	276
	Comerica Bank	4.000%	7/27/25	50	54
	Comerica Inc.	3.700%	7/31/23	200	208
[5]	Commonwealth Bank of Australia	2.750%	3/10/22	500	502
	Cooperatieve Rabobank UA	4.625%	12/1/23	175	186
	Cooperatieve Rabobank UA	0.375%	1/12/24	250	247
	Cooperatieve Rabobank UA	3.375%	5/21/25	666	710
	Cooperatieve Rabobank UA	4.375%	8/4/25	600	651
	Cooperatieve Rabobank UA	3.750%	7/21/26	475	511
	Cooperatieve Rabobank UA	5.250%	5/24/41	100	140
	Cooperatieve Rabobank UA	5.750%	12/1/43	250	349
	Cooperatieve Rabobank UA	5.250%	8/4/45	350	467
	Credit Suisse AG	3.625%	9/9/24	575	610
	Credit Suisse AG	1.250%	8/7/26	250	244
[5]	Credit Suisse Group AG	3.574%	1/9/23	250	250
	Credit Suisse Group AG	3.800%	6/9/23	825	855
	Credit Suisse Group AG	3.750%	3/26/25	250	266
	Credit Suisse Group AG	4.550%	4/17/26	456	502
	Credit Suisse Group AG	4.875%	5/15/45	875	1,107
	Deutsche Bank AG	3.950%	2/27/23	300	309
	Deutsche Bank AG	0.962%	11/8/23	200	199
	Deutsche Bank AG	3.700%	5/30/24	548	574
	Deutsche Bank AG	4.100%	1/13/26	100	107
	Deutsche Bank AG	1.686%	3/19/26	500	499
	Deutsche Bank AG	2.311%	11/16/27	250	250
	Discover Bank	3.350%	2/6/23	150	154
	Discover Bank	4.200%	8/8/23	300	315
	Discover Bank	2.450%	9/12/24	150	154
	Discover Bank	3.450%	7/27/26	309	327
	Discover Bank	4.650%	9/13/28	250	284
	Discover Bank	2.700%	2/6/30	100	101
	Discover Financial Services	3.950%	11/6/24	450	479
	Discover Financial Services	3.750%	3/4/25	183	194
	Discover Financial Services	4.500%	1/30/26	428	469
	Discover Financial Services	4.100%	2/9/27	250	272
	E*TRADE Financial Corp.	3.800%	8/24/27	75	81
	E*TRADE Financial Corp.	4.500%	6/20/28	65	73
	Eaton Vance Corp.	3.625%	6/15/23	50	52
	Eaton Vance Corp.	3.500%	4/6/27	100	107
	Enstar Group Ltd.	4.950%	6/1/29	395	441
	Equitable Holdings Inc.	3.900%	4/20/23	64	66
	Equitable Holdings Inc.	7.000%	4/1/28	75	95
	Equitable Holdings Inc.	4.350%	4/20/28	680	762

Total Bond Market Index Portfolio
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Equitable Holdings Inc.	5.000%	4/20/48	350	438
Everest Reinsurance Holdings Inc.	4.868%	6/1/44	100	126
Everest Reinsurance Holdings Inc.	3.125%	10/15/52	500	490
Fairfax Financial Holdings Ltd.	4.850%	4/17/28	50	56
Fairfax Financial Holdings Ltd.	4.625%	4/29/30	100	112
Fidelity National Financial Inc.	3.400%	6/15/30	100	106
Fidelity National Financial Inc.	2.450%	3/15/31	500	493
Fifth Third Bancorp	4.300%	1/16/24	275	291
Fifth Third Bancorp	3.650%	1/25/24	150	157
Fifth Third Bancorp	2.375%	1/28/25	349	358
Fifth Third Bancorp	2.550%	5/5/27	100	103
Fifth Third Bancorp	1.707%	11/1/27	200	198
Fifth Third Bancorp	3.950%	3/14/28	75	83
Fifth Third Bancorp	8.250%	3/1/38	200	328
Fifth Third Bank NA	3.950%	7/28/25	200	218
Fifth Third Bank NA	3.850%	3/15/26	200	216
Fifth Third Bank NA	2.250%	2/1/27	250	256
First American Financial Corp.	4.600%	11/15/24	100	108
First American Financial Corp.	2.400%	8/15/31	200	196
First Republic Bank	1.912%	2/12/24	250	253
First Republic Bank	4.375%	8/1/46	75	90
Franklin Resources Inc.	2.950%	8/12/51	200	194
FS KKR Capital Corp.	4.625%	7/15/24	25	26
FS KKR Capital Corp.	4.125%	2/1/25	100	105
FS KKR Capital Corp.	3.400%	1/15/26	500	510
GATX Corp.	3.250%	3/30/25	125	131
GATX Corp.	3.250%	9/15/26	50	53
GATX Corp.	3.850%	3/30/27	175	189
GATX Corp.	3.500%	3/15/28	100	107
GATX Corp.	4.550%	11/7/28	150	171
GATX Corp.	4.700%	4/1/29	75	86
GATX Corp.	4.500%	3/30/45	50	58
GATX Corp.	3.100%	6/1/51	200	195
Globe Life Inc.	4.550%	9/15/28	80	91
Goldman Sachs Capital I	6.345%	2/15/34	225	311
Goldman Sachs Group Inc.	3.625%	1/22/23	400	412
Goldman Sachs Group Inc.	0.481%	1/27/23	650	648
Goldman Sachs Group Inc.	3.200%	2/23/23	450	461
Goldman Sachs Group Inc.	1.217%	12/6/23	550	551
Goldman Sachs Group Inc.	3.625%	2/20/24	300	315
Goldman Sachs Group Inc.	4.000%	3/3/24	475	504
Goldman Sachs Group Inc.	3.850%	7/8/24	586	620
Goldman Sachs Group Inc.	0.657%	9/10/24	200	198
Goldman Sachs Group Inc.	0.925%	10/21/24	800	797
Goldman Sachs Group Inc.	3.500%	1/23/25	1,332	1,405
Goldman Sachs Group Inc.	3.500%	4/1/25	50	53
Goldman Sachs Group Inc.	3.750%	5/22/25	825	881
Goldman Sachs Group Inc.	3.272%	9/29/25	550	577
Goldman Sachs Group Inc.	4.250%	10/21/25	200	218
Goldman Sachs Group Inc.	3.750%	2/25/26	200	215
Goldman Sachs Group Inc.	3.500%	11/16/26	1,250	1,333
Goldman Sachs Group Inc.	1.093%	12/9/26	500	487
Goldman Sachs Group Inc.	5.950%	1/15/27	400	472
Goldman Sachs Group Inc.	3.850%	1/26/27	350	377
Goldman Sachs Group Inc.	1.542%	9/10/27	200	196
Goldman Sachs Group Inc.	1.948%	10/21/27	1,350	1,346
Goldman Sachs Group Inc.	3.691%	6/5/28	625	675
Goldman Sachs Group Inc.	3.814%	4/23/29	450	490
Goldman Sachs Group Inc.	4.223%	5/1/29	475	528
Goldman Sachs Group Inc.	3.800%	3/15/30	1,250	1,375
Goldman Sachs Group Inc.	1.992%	1/27/32	1,550	1,484
Goldman Sachs Group Inc.	2.650%	10/21/32	800	805
Goldman Sachs Group Inc.	6.450%	5/1/36	50	68
Goldman Sachs Group Inc.	6.750%	10/1/37	975	1,382
Goldman Sachs Group Inc.	4.017%	10/31/38	405	463
Goldman Sachs Group Inc.	4.411%	4/23/39	500	596
Goldman Sachs Group Inc.	6.250%	2/1/41	675	980
Goldman Sachs Group Inc.	3.210%	4/22/42	1,030	1,066
Goldman Sachs Group Inc.	4.800%	7/8/44	360	459
Goldman Sachs Group Inc.	5.150%	5/22/45	475	616
Goldman Sachs Group Inc.	4.750%	10/21/45	150	193
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Hanover Insurance Group Inc.	4.500%	4/15/26	100	110
	Hartford Financial Services Group Inc.	2.800%	8/19/29	350	363
	Hartford Financial Services Group Inc.	5.950%	10/15/36	50	68
	Hartford Financial Services Group Inc.	6.100%	10/1/41	100	140
	Hartford Financial Services Group Inc.	4.300%	4/15/43	175	205
	Hartford Financial Services Group Inc.	3.600%	8/19/49	125	137
	Hartford Financial Services Group Inc.	2.900%	9/15/51	200	197
	HSBC Bank USA NA	7.000%	1/15/39	250	388
	HSBC Holdings plc	3.600%	5/25/23	200	207
	HSBC Holdings plc	4.250%	3/14/24	250	264
	HSBC Holdings plc	3.950%	5/18/24	1,300	1,349
	HSBC Holdings plc	0.732%	8/17/24	500	495
	HSBC Holdings plc	1.162%	11/22/24	725	723
	HSBC Holdings plc	3.803%	3/11/25	1,075	1,129
	HSBC Holdings plc	4.250%	8/18/25	150	161
	HSBC Holdings plc	2.633%	11/7/25	200	205
	HSBC Holdings plc	4.300%	3/8/26	1,100	1,204
	HSBC Holdings plc	1.645%	4/18/26	1,000	993
	HSBC Holdings plc	3.900%	5/25/26	450	486
	HSBC Holdings plc	2.099%	6/4/26	1,700	1,710
	HSBC Holdings plc	4.292%	9/12/26	500	540
	HSBC Holdings plc	4.375%	11/23/26	350	382
	HSBC Holdings plc	1.589%	5/24/27	500	489
	HSBC Holdings plc	2.251%	11/22/27	725	727
	HSBC Holdings plc	4.041%	3/13/28	400	432
	HSBC Holdings plc	4.583%	6/19/29	400	448
	HSBC Holdings plc	2.206%	8/17/29	500	490
	HSBC Holdings plc	4.950%	3/31/30	550	645
	HSBC Holdings plc	3.973%	5/22/30	570	620
	HSBC Holdings plc	7.625%	5/17/32	100	138
	HSBC Holdings plc	2.871%	11/22/32	725	732
	HSBC Holdings plc	7.350%	11/27/32	100	134
	HSBC Holdings plc	6.500%	5/2/36	600	816
	HSBC Holdings plc	6.500%	9/15/37	50	69
	HSBC Holdings plc	6.800%	6/1/38	200	285
	HSBC Holdings plc	5.250%	3/14/44	750	977
	HSBC USA Inc.	3.500%	6/23/24	150	158
	Huntington Bancshares Inc.	2.550%	2/4/30	250	254
	Huntington National Bank	1.800%	2/3/23	275	277
	Huntington National Bank	3.550%	10/6/23	250	261
	Huntington National Bank	4.270%	11/25/26	150	163
	Industrial & Commercial Bank of China Ltd.	3.538%	11/8/27	250	271
	ING Groep NV	4.100%	10/2/23	300	316
	ING Groep NV	3.550%	4/9/24	200	210
	ING Groep NV	3.950%	3/29/27	300	329
	ING Groep NV	4.550%	10/2/28	200	229
	ING Groep NV	4.050%	4/9/29	200	223
	Intercontinental Exchange Inc.	4.000%	10/15/23	150	158
	Intercontinental Exchange Inc.	3.750%	12/1/25	300	324
	Intercontinental Exchange Inc.	3.100%	9/15/27	150	160
	Intercontinental Exchange Inc.	3.750%	9/21/28	75	83
	Intercontinental Exchange Inc.	2.100%	6/15/30	750	744
	Intercontinental Exchange Inc.	2.650%	9/15/40	500	486
	Intercontinental Exchange Inc.	4.250%	9/21/48	175	219
	Intercontinental Exchange Inc.	3.000%	6/15/50	60	61
	Intercontinental Exchange Inc.	3.000%	9/15/60	300	297
	Invesco Finance plc	4.000%	1/30/24	450	475
	Invesco Finance plc	3.750%	1/15/26	170	184
	Invesco Finance plc	5.375%	11/30/43	75	99
[5]	Jackson Financial Inc.	3.125%	11/23/31	250	252
	Janus Capital Group Inc.	4.875%	8/1/25	75	82
	Jefferies Financial Group Inc.	5.500%	10/18/23	150	157
	Jefferies Group LLC	6.250%	1/15/36	75	100
	Jefferies Group LLC	6.500%	1/20/43	75	104

Total Bond Market Index Portfolio
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Jefferies Group LLC / Jefferies Group Capital Finance Inc.	4.850%	1/15/27	200	227
Jefferies Group LLC / Jefferies Group Capital Finance Inc.	4.150%	1/23/30	300	333
JPMorgan Chase & Co.	2.972%	1/15/23	370	370
JPMorgan Chase & Co.	3.200%	1/25/23	750	770
JPMorgan Chase & Co.	3.375%	5/1/23	300	310
JPMorgan Chase & Co.	2.700%	5/18/23	250	256
JPMorgan Chase & Co.	3.875%	2/1/24	445	471
JPMorgan Chase & Co.	3.559%	4/23/24	485	501
JPMorgan Chase & Co.	3.625%	5/13/24	526	557
JPMorgan Chase & Co.	1.514%	6/1/24	1,640	1,652
JPMorgan Chase & Co.	3.797%	7/23/24	175	182
JPMorgan Chase & Co.	3.875%	9/10/24	575	612
JPMorgan Chase & Co.	0.653%	9/16/24	1,100	1,094
JPMorgan Chase & Co.	4.023%	12/5/24	300	316
JPMorgan Chase & Co.	3.125%	1/23/25	400	421
JPMorgan Chase & Co.	0.563%	2/16/25	500	493
JPMorgan Chase & Co.	3.220%	3/1/25	600	624
JPMorgan Chase & Co.	0.824%	6/1/25	850	840
JPMorgan Chase & Co.	0.969%	6/23/25	375	372
JPMorgan Chase & Co.	3.900%	7/15/25	362	392
JPMorgan Chase & Co.	2.301%	10/15/25	700	716
JPMorgan Chase & Co.	1.561%	12/10/25	1,300	1,302
JPMorgan Chase & Co.	3.300%	4/1/26	685	731
JPMorgan Chase & Co.	2.083%	4/22/26	500	508
JPMorgan Chase & Co.	3.200%	6/15/26	300	319
JPMorgan Chase & Co.	2.950%	10/1/26	875	924
JPMorgan Chase & Co.	4.125%	12/15/26	450	496
JPMorgan Chase & Co.	3.960%	1/29/27	500	541
JPMorgan Chase & Co.	1.578%	4/22/27	500	494
JPMorgan Chase & Co.	1.470%	9/22/27	500	490
JPMorgan Chase & Co.	3.625%	12/1/27	1,000	1,078
JPMorgan Chase & Co.	3.782%	2/1/28	625	677
JPMorgan Chase & Co.	3.540%	5/1/28	350	377
JPMorgan Chase & Co.	3.509%	1/23/29	575	617
JPMorgan Chase & Co.	4.005%	4/23/29	300	331
JPMorgan Chase & Co.	2.069%	6/1/29	625	620
JPMorgan Chase & Co.	4.203%	7/23/29	250	279
JPMorgan Chase & Co.	4.452%	12/5/29	300	340
JPMorgan Chase & Co.	3.702%	5/6/30	300	327
JPMorgan Chase & Co.	2.739%	10/15/30	1,500	1,539
JPMorgan Chase & Co.	4.493%	3/24/31	1,050	1,216
JPMorgan Chase & Co.	2.522%	4/22/31	2,000	2,023
JPMorgan Chase & Co.	2.956%	5/13/31	500	517
JPMorgan Chase & Co.	1.764%	11/19/31	500	474
JPMorgan Chase & Co.	2.580%	4/22/32	500	506
JPMorgan Chase & Co.	6.400%	5/15/38	450	655
JPMorgan Chase & Co.	3.882%	7/24/38	500	566
JPMorgan Chase & Co.	5.500%	10/15/40	650	885
JPMorgan Chase & Co.	3.109%	4/22/41	500	518
JPMorgan Chase & Co.	5.600%	7/15/41	275	382
JPMorgan Chase & Co.	5.400%	1/6/42	150	204
JPMorgan Chase & Co.	3.157%	4/22/42	450	469
JPMorgan Chase & Co.	5.625%	8/16/43	300	417
JPMorgan Chase & Co.	4.950%	6/1/45	100	131
JPMorgan Chase & Co.	4.260%	2/22/48	375	457
JPMorgan Chase & Co.	4.032%	7/24/48	500	591
JPMorgan Chase & Co.	3.964%	11/15/48	1,000	1,171
JPMorgan Chase & Co.	3.897%	1/23/49	400	464
JPMorgan Chase & Co.	3.109%	4/22/51	500	516
JPMorgan Chase & Co.	3.328%	4/22/52	745	803
Kemper Corp.	4.350%	2/15/25	40	43
KeyBank NA	3.375%	3/7/23	250	258
KeyBank NA	0.423%	1/3/24	500	498
KeyBank NA	3.300%	6/1/25	403	428
KeyCorp	4.150%	10/29/25	150	164
KeyCorp	4.100%	4/30/28	600	672
KeyCorp	2.550%	10/1/29	150	154
Lazard Group LLC	3.750%	2/13/25	50	53
Lazard Group LLC	3.625%	3/1/27	100	107
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Lazard Group LLC	4.500%	9/19/28	100	114
Legg Mason Inc.	4.750%	3/15/26	100	112
Legg Mason Inc.	5.625%	1/15/44	120	164
Lincoln National Corp.	4.000%	9/1/23	50	52
Lincoln National Corp.	3.350%	3/9/25	13	14
Lincoln National Corp.	3.625%	12/12/26	75	81
Lincoln National Corp.	3.800%	3/1/28	100	110
Lincoln National Corp.	3.050%	1/15/30	350	365
Lincoln National Corp.	6.300%	10/9/37	75	105
Lincoln National Corp.	7.000%	6/15/40	160	244
Lloyds Banking Group plc	4.050%	8/16/23	900	943
Lloyds Banking Group plc	3.900%	3/12/24	200	211
Lloyds Banking Group plc	4.450%	5/8/25	200	217
Lloyds Banking Group plc	4.582%	12/10/25	700	764
Lloyds Banking Group plc	4.650%	3/24/26	575	633
Lloyds Banking Group plc	3.750%	1/11/27	200	216
Lloyds Banking Group plc	4.375%	3/22/28	250	281
Lloyds Banking Group plc	4.550%	8/16/28	200	228
Lloyds Banking Group plc	3.574%	11/7/28	200	214
Lloyds Banking Group plc	5.300%	12/1/45	450	595
Lloyds Banking Group plc	4.344%	1/9/48	275	322
Loews Corp.	2.625%	5/15/23	75	77
Loews Corp.	6.000%	2/1/35	50	67
Loews Corp.	4.125%	5/15/43	350	404
M&T Bank Corp.	3.550%	7/26/23	200	208
Manufacturers & Traders Trust Co.	2.900%	2/6/25	160	167
Manulife Financial Corp.	4.150%	3/4/26	175	192
Manulife Financial Corp.	4.061%	2/24/32	190	205
Manulife Financial Corp.	5.375%	3/4/46	200	281
Markel Corp.	3.500%	11/1/27	50	54
Markel Corp.	3.350%	9/17/29	75	81
Markel Corp.	4.300%	11/1/47	50	58
Markel Corp.	5.000%	5/20/49	150	192
Markel Corp.	4.150%	9/17/50	200	233
Marsh & McLennan Cos. Inc.	3.300%	3/14/23	75	77
Marsh & McLennan Cos. Inc.	3.500%	6/3/24	100	106
Marsh & McLennan Cos. Inc.	3.500%	3/10/25	100	106
Marsh & McLennan Cos. Inc.	3.750%	3/14/26	100	109
Marsh & McLennan Cos. Inc.	2.250%	11/15/30	710	709
Marsh & McLennan Cos. Inc.	4.750%	3/15/39	250	313
Marsh & McLennan Cos. Inc.	4.350%	1/30/47	100	125
Marsh & McLennan Cos. Inc.	4.200%	3/1/48	200	245
Mercury General Corp.	4.400%	3/15/27	75	83
MetLife Inc.	3.600%	4/10/24	175	185
MetLife Inc.	3.000%	3/1/25	250	263
MetLife Inc.	3.600%	11/13/25	400	432
MetLife Inc.	4.550%	3/23/30	500	591
MetLife Inc.	6.500%	12/15/32	175	243
MetLife Inc.	6.375%	6/15/34	100	139
MetLife Inc.	5.875%	2/6/41	590	834
MetLife Inc.	4.125%	8/13/42	175	207
MetLife Inc.	4.875%	11/13/43	355	463
MetLife Inc.	4.721%	12/15/44	63	82
MetLife Inc.	6.400%	12/15/66	210	259
Mitsubishi UFJ Financial Group Inc.	3.455%	3/2/23	300	309
Mitsubishi UFJ Financial Group Inc.	3.761%	7/26/23	740	772
Mitsubishi UFJ Financial Group Inc.	2.527%	9/13/23	100	103
Mitsubishi UFJ Financial Group Inc.	3.407%	3/7/24	200	209
Mitsubishi UFJ Financial Group Inc.	2.801%	7/18/24	200	207
Mitsubishi UFJ Financial Group Inc.	3.777%	3/2/25	250	268
Mitsubishi UFJ Financial Group Inc.	1.412%	7/17/25	2,000	1,987
Mitsubishi UFJ Financial Group Inc.	3.850%	3/1/26	525	569
Mitsubishi UFJ Financial Group Inc.	2.757%	9/13/26	250	260
Mitsubishi UFJ Financial Group Inc.	3.677%	2/22/27	500	544
Mitsubishi UFJ Financial Group Inc.	1.538%	7/20/27	400	393
Mitsubishi UFJ Financial Group Inc.	3.287%	7/25/27	250	267
Mitsubishi UFJ Financial Group Inc.	3.961%	3/2/28	200	222
Mitsubishi UFJ Financial Group Inc.	4.050%	9/11/28	200	223
Mitsubishi UFJ Financial Group Inc.	3.741%	3/7/29	200	219
Mitsubishi UFJ Financial Group Inc.	3.195%	7/18/29	175	185
Mitsubishi UFJ Financial Group Inc.	2.559%	2/25/30	50	51

Total Bond Market Index Portfolio
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Mitsubishi UFJ Financial Group Inc.	2.048%	7/17/30	500	486
Mitsubishi UFJ Financial Group Inc.	4.286%	7/26/38	50	60
Mitsubishi UFJ Financial Group Inc.	3.751%	7/18/39	200	226
Mizuho Financial Group Inc.	3.549%	3/5/23	200	206
Mizuho Financial Group Inc.	3.922%	9/11/24	200	209
Mizuho Financial Group Inc.	2.839%	7/16/25	375	388
Mizuho Financial Group Inc.	2.555%	9/13/25	100	103
Mizuho Financial Group Inc.	3.663%	2/28/27	250	270
Mizuho Financial Group Inc.	1.554%	7/9/27	200	196
Mizuho Financial Group Inc.	4.018%	3/5/28	325	361
Mizuho Financial Group Inc.	4.254%	9/11/29	400	446
Mizuho Financial Group Inc.	3.153%	7/16/30	500	525
Mizuho Financial Group Inc.	2.869%	9/13/30	100	103
Mizuho Financial Group Inc.	2.172%	5/22/32	500	486
Morgan Stanley	3.125%	1/23/23	250	256
Morgan Stanley	3.750%	2/25/23	675	698
Morgan Stanley	0.529%	1/25/24	800	797
Morgan Stanley	0.731%	4/5/24	525	523
Morgan Stanley	3.737%	4/24/24	750	776
Morgan Stanley	3.875%	4/29/24	545	578
Morgan Stanley	3.700%	10/23/24	650	692
Morgan Stanley	0.790%	5/30/25	200	197
Morgan Stanley	4.000%	7/23/25	330	358
Morgan Stanley	1.164%	10/21/25	700	694
Morgan Stanley	5.000%	11/24/25	650	728
Morgan Stanley	3.875%	1/27/26	225	244
Morgan Stanley	2.188%	4/28/26	1,000	1,020
Morgan Stanley	3.125%	7/27/26	700	742
Morgan Stanley	6.250%	8/9/26	1,796	2,144
Morgan Stanley	4.350%	9/8/26	966	1,070
Morgan Stanley	0.985%	12/10/26	500	485
Morgan Stanley	3.625%	1/20/27	250	271
Morgan Stanley	3.950%	4/23/27	325	357
Morgan Stanley	1.593%	5/4/27	525	520
Morgan Stanley	3.591%	7/22/28	935	1,009
Morgan Stanley	3.772%	1/24/29	575	626
Morgan Stanley	4.431%	1/23/30	550	626
Morgan Stanley	2.699%	1/22/31	1,750	1,793
Morgan Stanley	3.622%	4/1/31	600	655
Morgan Stanley	1.794%	2/13/32	500	474
Morgan Stanley	7.250%	4/1/32	150	215
Morgan Stanley	1.928%	4/28/32	200	191
Morgan Stanley	2.239%	7/21/32	500	490
Morgan Stanley	2.511%	10/20/32	600	599
Morgan Stanley	3.971%	7/22/38	375	427
Morgan Stanley	4.457%	4/22/39	250	300
Morgan Stanley	3.217%	4/22/42	325	341
Morgan Stanley	6.375%	7/24/42	600	908
Morgan Stanley	4.300%	1/27/45	650	799
Morgan Stanley	2.802%	1/25/52	940	923
Nasdaq Inc.	4.250%	6/1/24	125	133
Nasdaq Inc.	3.850%	6/30/26	100	109
Nasdaq Inc.	1.650%	1/15/31	500	465
Nasdaq Inc.	2.500%	12/21/40	200	185
Nasdaq Inc.	3.250%	4/28/50	35	36
National Australia Bank Ltd.	3.000%	1/20/23	250	256
National Australia Bank Ltd.	3.625%	6/20/23	250	260
National Australia Bank Ltd.	3.375%	1/14/26	100	108
National Australia Bank Ltd.	2.500%	7/12/26	200	209
National Bank of Canada	2.100%	2/1/23	200	203
NatWest Group plc	3.875%	9/12/23	600	626
NatWest Group plc	6.000%	12/19/23	60	65
NatWest Group plc	5.125%	5/28/24	300	324
NatWest Group plc	4.519%	6/25/24	300	314
NatWest Group plc	4.892%	5/18/29	1,000	1,144
NatWest Group plc	5.076%	1/27/30	200	232
NatWest Group plc	4.445%	5/8/30	700	788
Nomura Holdings Inc.	2.648%	1/16/25	170	175
Nomura Holdings Inc.	1.851%	7/16/25	300	300
Nomura Holdings Inc.	2.172%	7/14/28	200	196
Nomura Holdings Inc.	3.103%	1/16/30	400	412
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Nomura Holdings Inc.	2.679%	7/16/30	250	249
Nomura Holdings Inc.	2.608%	7/14/31	200	197
Northern Trust Corp.	3.950%	10/30/25	150	164
Northern Trust Corp.	3.650%	8/3/28	100	111
Northern Trust Corp.	3.375%	5/8/32	50	53
Oaktree Specialty Lending Corp.	3.500%	2/25/25	40	42
Old Republic International Corp.	4.875%	10/1/24	121	132
Old Republic International Corp.	3.875%	8/26/26	100	108
Old Republic International Corp.	3.850%	6/11/51	200	216
ORIX Corp.	3.250%	12/4/24	75	79
ORIX Corp.	3.700%	7/18/27	200	217
Owl Rock Capital Corp.	5.250%	4/15/24	25	27
Owl Rock Capital Corp.	4.000%	3/30/25	47	49
Owl Rock Capital Corp.	3.750%	7/22/25	180	187
Owl Rock Capital Corp.	3.400%	7/15/26	244	249
Owl Rock Capital Corp.	2.625%	1/15/27	200	196
PartnerRe Finance B LLC	3.700%	7/2/29	95	104
People's United Bank NA	4.000%	7/15/24	100	105
People's United Financial Inc.	3.650%	12/6/22	100	102
PNC Bank NA	3.300%	10/30/24	706	746
PNC Bank NA	2.950%	2/23/25	293	308
PNC Bank NA	3.250%	6/1/25	169	180
PNC Bank NA	3.100%	10/25/27	250	268
PNC Bank NA	3.250%	1/22/28	150	161
PNC Bank NA	4.050%	7/26/28	250	281
PNC Bank NA	2.700%	10/22/29	150	155
PNC Financial Services Group Inc.	3.500%	1/23/24	100	105
PNC Financial Services Group Inc.	3.900%	4/29/24	125	132
PNC Financial Services Group Inc.	3.150%	5/19/27	450	484
PNC Financial Services Group Inc.	3.450%	4/23/29	500	544
PNC Financial Services Group Inc.	2.550%	1/22/30	425	438
Principal Financial Group Inc.	3.125%	5/15/23	100	103
Principal Financial Group Inc.	3.400%	5/15/25	128	135
Principal Financial Group Inc.	3.100%	11/15/26	100	106
Principal Financial Group Inc.	4.625%	9/15/42	50	62
Principal Financial Group Inc.	4.350%	5/15/43	150	181
Principal Financial Group Inc.	4.300%	11/15/46	195	240
Progressive Corp.	2.450%	1/15/27	150	156
Progressive Corp.	6.625%	3/1/29	125	162
Progressive Corp.	4.350%	4/25/44	50	61
Progressive Corp.	4.125%	4/15/47	290	352
Progressive Corp.	4.200%	3/15/48	115	142
Progressive Corp.	3.950%	3/26/50	180	218
Prospect Capital Corp.	5.875%	3/15/23	8	8
Prospect Capital Corp.	3.364%	11/15/26	200	199
Prudential Financial Inc.	3.878%	3/27/28	163	181
Prudential Financial Inc.	5.750%	7/15/33	100	130
Prudential Financial Inc.	5.700%	12/14/36	125	169
Prudential Financial Inc.	6.625%	12/1/37	65	94
Prudential Financial Inc.	3.000%	3/10/40	50	52
Prudential Financial Inc.	6.625%	6/21/40	65	97
Prudential Financial Inc.	5.625%	6/15/43	375	390
Prudential Financial Inc.	5.100%	8/15/43	50	60
Prudential Financial Inc.	5.200%	3/15/44	85	89
Prudential Financial Inc.	4.600%	5/15/44	525	655
Prudential Financial Inc.	5.375%	5/15/45	250	268
Prudential Financial Inc.	3.905%	12/7/47	182	212
Prudential Financial Inc.	5.700%	9/15/48	250	281
Prudential Financial Inc.	3.935%	12/7/49	363	425
Prudential Financial Inc.	4.350%	2/25/50	210	262
Prudential Financial Inc.	3.700%	10/1/50	200	202
Prudential plc	3.125%	4/14/30	200	213
Raymond James Financial Inc.	4.650%	4/1/30	55	64
Raymond James Financial Inc.	4.950%	7/15/46	210	269
Raymond James Financial Inc.	3.750%	4/1/51	500	553
Regions Bank	6.450%	6/26/37	250	350
Regions Financial Corp.	2.250%	5/18/25	100	102
Reinsurance Group of America Inc.	4.700%	9/15/23	75	79
Reinsurance Group of America Inc.	3.900%	5/15/29	50	55
RenaissanceRe Finance Inc.	3.700%	4/1/25	10	11
RenaissanceRe Finance Inc.	3.450%	7/1/27	75	80

Total Bond Market Index Portfolio
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
RenaissanceRe Holdings Ltd.	3.600%	4/15/29	75	81
Royal Bank of Canada	1.950%	1/17/23	150	152
Royal Bank of Canada	1.600%	4/17/23	800	809
Royal Bank of Canada	3.700%	10/5/23	100	105
Royal Bank of Canada	0.425%	1/19/24	500	494
Royal Bank of Canada	2.550%	7/16/24	200	207
Royal Bank of Canada	2.250%	11/1/24	650	668
Royal Bank of Canada	4.650%	1/27/26	898	998
Royal Bank of Canada	1.200%	4/27/26	200	197
Royal Bank of Canada	1.400%	11/2/26	500	493
Royal Bank of Canada	2.300%	11/3/31	500	502
Santander Holdings USA Inc.	3.400%	1/18/23	115	118
Santander Holdings USA Inc.	4.500%	7/17/25	1,125	1,218
Santander Holdings USA Inc.	3.244%	10/5/26	900	944
Santander Holdings USA Inc.	4.400%	7/13/27	250	275
Santander UK Group Holdings plc	3.571%	1/10/23	200	200
Santander UK Group Holdings plc	1.532%	8/21/26	600	591
Santander UK Group Holdings plc	1.673%	6/14/27	400	392
Santander UK Group Holdings plc	3.823%	11/3/28	200	215
Santander UK plc	2.100%	1/13/23	325	330
Santander UK plc	4.000%	3/13/24	200	212
Santander UK plc	2.875%	6/18/24	200	207
Selective Insurance Group Inc.	5.375%	3/1/49	50	66
Sixth Street Specialty Lending Inc.	3.875%	11/1/24	50	52
State Street Corp.	3.100%	5/15/23	400	413
State Street Corp.	3.700%	11/20/23	83	87
State Street Corp.	3.776%	12/3/24	200	211
State Street Corp.	3.300%	12/16/24	227	242
State Street Corp.	3.550%	8/18/25	200	216
State Street Corp.	2.354%	11/1/25	125	129
State Street Corp.	2.650%	5/19/26	125	132
State Street Corp.	4.141%	12/3/29	200	227
State Street Corp.	2.400%	1/24/30	150	154
State Street Corp.	3.031%	11/1/34	125	130
Stifel Financial Corp.	4.250%	7/18/24	150	160
Sumitomo Mitsui Banking Corp.	3.950%	7/19/23	100	105
Sumitomo Mitsui Banking Corp.	3.950%	1/10/24	250	264
Sumitomo Mitsui Banking Corp.	3.400%	7/11/24	250	263
Sumitomo Mitsui Financial Group Inc.	3.102%	1/17/23	250	256
Sumitomo Mitsui Financial Group Inc.	3.748%	7/19/23	200	208
Sumitomo Mitsui Financial Group Inc.	3.936%	10/16/23	200	210
Sumitomo Mitsui Financial Group Inc.	0.508%	1/12/24	950	939
Sumitomo Mitsui Financial Group Inc.	2.696%	7/16/24	375	387
Sumitomo Mitsui Financial Group Inc.	2.348%	1/15/25	320	328
Sumitomo Mitsui Financial Group Inc.	1.474%	7/8/25	1,500	1,492
Sumitomo Mitsui Financial Group Inc.	0.948%	1/12/26	200	194
Sumitomo Mitsui Financial Group Inc.	3.784%	3/9/26	150	162
Sumitomo Mitsui Financial Group Inc.	2.632%	7/14/26	125	130
Sumitomo Mitsui Financial Group Inc.	3.010%	10/19/26	175	184
Sumitomo Mitsui Financial Group Inc.	3.446%	1/11/27	200	215
Sumitomo Mitsui Financial Group Inc.	3.364%	7/12/27	700	751
Sumitomo Mitsui Financial Group Inc.	3.544%	1/17/28	300	325
Sumitomo Mitsui Financial Group Inc.	3.944%	7/19/28	100	111
Sumitomo Mitsui Financial Group Inc.	1.902%	9/17/28	500	490
Sumitomo Mitsui Financial Group Inc.	3.040%	7/16/29	475	496
Sumitomo Mitsui Financial Group Inc.	3.202%	9/17/29	150	156
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Sumitomo Mitsui Financial Group Inc.	2.750%	1/15/30	370	379
	Sumitomo Mitsui Financial Group Inc.	1.710%	1/12/31	200	188
	Sumitomo Mitsui Financial Group Inc.	2.296%	1/12/41	200	185
	SVB Financial Group	3.500%	1/29/25	100	106
	SVB Financial Group	1.800%	10/28/26	200	199
	SVB Financial Group	2.100%	5/15/28	225	225
	SVB Financial Group	3.125%	6/5/30	50	52
	Swiss Re America Holding Corp.	7.000%	2/15/26	75	90
	Synchrony Financial	4.250%	8/15/24	250	265
	Synchrony Financial	4.500%	7/23/25	426	461
	Synchrony Financial	3.700%	8/4/26	125	133
	Synchrony Financial	3.950%	12/1/27	300	323
	Toronto-Dominion Bank	1.900%	12/1/22	225	228
	Toronto-Dominion Bank	0.750%	6/12/23	1,500	1,500
	Toronto-Dominion Bank	3.250%	3/11/24	400	419
	Toronto-Dominion Bank	2.650%	6/12/24	500	519
	Toronto-Dominion Bank	1.250%	12/13/24	825	826
	Toronto-Dominion Bank	1.150%	6/12/25	200	198
	Toronto-Dominion Bank	0.750%	1/6/26	200	194
	Toronto-Dominion Bank	1.250%	9/10/26	325	319
	Toronto-Dominion Bank	2.000%	9/10/31	325	320
	Travelers Cos. Inc.	6.250%	6/15/37	150	215
	Travelers Cos. Inc.	4.300%	8/25/45	150	185
	Travelers Cos. Inc.	4.000%	5/30/47	225	270
	Travelers Cos. Inc.	4.100%	3/4/49	200	244
	Travelers Cos. Inc.	2.550%	4/27/50	500	477
	Trinity Acquisition plc	4.400%	3/15/26	100	110
	Truist Bank	1.250%	3/9/23	1,000	1,006
	Truist Bank	3.200%	4/1/24	500	523
	Truist Bank	3.689%	8/2/24	250	261
	Truist Bank	2.150%	12/6/24	250	258
	Truist Bank	3.625%	9/16/25	500	535
	Truist Bank	3.300%	5/15/26	200	213
	Truist Financial Corp.	3.750%	12/6/23	250	263
	Truist Financial Corp.	3.700%	6/5/25	175	188
	Truist Financial Corp.	1.200%	8/5/25	200	199
	Truist Financial Corp.	1.125%	8/3/27	500	484
	Truist Financial Corp.	3.875%	3/19/29	200	220
	Truist Financial Corp.	1.887%	6/7/29	500	492
	Truist Financial Corp.	1.950%	6/5/30	100	99
[5]	UBS Group AG	3.126%	8/13/30	50	52
	Unum Group	4.000%	3/15/24	125	132
	Unum Group	4.000%	6/15/29	80	88
	Unum Group	5.750%	8/15/42	75	92
	Unum Group	4.500%	12/15/49	100	107
	US Bancorp	3.700%	1/30/24	150	158
	US Bancorp	3.375%	2/5/24	500	524
	US Bancorp	3.950%	11/17/25	25	27
	US Bancorp	3.100%	4/27/26	300	318
	US Bancorp	2.375%	7/22/26	249	259
	US Bancorp	3.150%	4/27/27	275	295
	US Bancorp	3.900%	4/26/28	75	84
	US Bancorp	3.000%	7/30/29	240	253
	US Bank NA	1.950%	1/9/23	300	304
	US Bank NA	2.850%	1/23/23	250	255
	US Bank NA	3.400%	7/24/23	250	260
	US Bank NA	2.050%	1/21/25	175	179
	US Bank NA	2.800%	1/27/25	625	652
	Voya Financial Inc.	3.650%	6/15/26	250	270
	Voya Financial Inc.	5.700%	7/15/43	75	103
	Voya Financial Inc.	4.800%	6/15/46	40	50
	Voya Financial Inc.	4.700%	1/23/48	100	101
	Wachovia Corp.	6.605%	10/1/25	265	309
	Wells Fargo & Co.	3.450%	2/13/23	350	360
	Wells Fargo & Co.	3.750%	1/24/24	200	210
	Wells Fargo & Co.	1.654%	6/2/24	1,500	1,513
	Wells Fargo & Co.	3.000%	2/19/25	425	444
	Wells Fargo & Co.	2.406%	10/30/25	600	615
	Wells Fargo & Co.	2.164%	2/11/26	500	508

Total Bond Market Index Portfolio
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Wells Fargo & Co.	3.000%	4/22/26	1,275	1,340
Wells Fargo & Co.	4.100%	6/3/26	725	791
Wells Fargo & Co.	3.000%	10/23/26	675	710
Wells Fargo & Co.	4.300%	7/22/27	475	531
Wells Fargo & Co.	3.584%	5/22/28	500	538
Wells Fargo & Co.	4.150%	1/24/29	200	224
Wells Fargo & Co.	2.879%	10/30/30	1,300	1,352
Wells Fargo & Co.	4.478%	4/4/31	1,250	1,449
Wells Fargo & Co.	3.068%	4/30/41	600	614
Wells Fargo & Co.	5.375%	11/2/43	1,000	1,313
Wells Fargo & Co.	5.606%	1/15/44	600	810
Wells Fargo & Co.	4.650%	11/4/44	325	394
Wells Fargo & Co.	3.900%	5/1/45	250	286
Wells Fargo & Co.	4.900%	11/17/45	250	315
Wells Fargo & Co.	4.400%	6/14/46	300	355
Wells Fargo & Co.	4.750%	12/7/46	350	435
Wells Fargo & Co.	5.013%	4/4/51	1,750	2,392
Wells Fargo Bank NA	5.950%	8/26/36	200	269
Wells Fargo Bank NA	5.850%	2/1/37	300	404
Wells Fargo Bank NA	6.600%	1/15/38	225	327
Westpac Banking Corp.	2.750%	1/11/23	200	204
Westpac Banking Corp.	2.000%	1/13/23	150	152
Westpac Banking Corp.	3.650%	5/15/23	75	78
Westpac Banking Corp.	3.300%	2/26/24	250	262
Westpac Banking Corp.	1.019%	11/18/24	275	274
Westpac Banking Corp.	2.350%	2/19/25	200	206
Westpac Banking Corp.	2.850%	5/13/26	200	211
Westpac Banking Corp.	1.150%	6/3/26	218	214
Westpac Banking Corp.	2.700%	8/19/26	175	184
Westpac Banking Corp.	3.350%	3/8/27	250	270
Westpac Banking Corp.	1.953%	11/20/28	275	274
Westpac Banking Corp.	2.650%	1/16/30	150	156
Westpac Banking Corp.	2.894%	2/4/30	425	434
Westpac Banking Corp.	4.322%	11/23/31	500	541
Westpac Banking Corp.	4.110%	7/24/34	25	27
Westpac Banking Corp.	2.668%	11/15/35	315	307
Westpac Banking Corp.	3.020%	11/18/36	500	495
Westpac Banking Corp.	4.421%	7/24/39	600	704
Westpac Banking Corp.	2.963%	11/16/40	200	196
Willis North America Inc.	3.600%	5/15/24	125	131
Willis North America Inc.	4.500%	9/15/28	100	112
Willis North America Inc.	2.950%	9/15/29	440	452
Willis North America Inc.	5.050%	9/15/48	50	64
Willis North America Inc.	3.875%	9/15/49	90	98
XLIT Ltd.	4.450%	3/31/25	189	205
XLIT Ltd.	5.500%	3/31/45	100	137
Zions Bancorp NA	3.250%	10/29/29	250	258
				373,457
Health Care (3.2%)
Abbott Laboratories	3.750%	11/30/26	367	405
Abbott Laboratories	1.150%	1/30/28	100	97
Abbott Laboratories	1.400%	6/30/30	150	145
Abbott Laboratories	4.750%	11/30/36	375	479
Abbott Laboratories	5.300%	5/27/40	250	344
Abbott Laboratories	4.750%	4/15/43	175	228
Abbott Laboratories	4.900%	11/30/46	700	961
AbbVie Inc.	2.800%	3/15/23	100	102
AbbVie Inc.	2.850%	5/14/23	200	205
AbbVie Inc.	3.750%	11/14/23	250	262
AbbVie Inc.	3.850%	6/15/24	200	211
AbbVie Inc.	2.600%	11/21/24	750	778
AbbVie Inc.	3.800%	3/15/25	590	629
AbbVie Inc.	3.600%	5/14/25	911	968
AbbVie Inc.	3.200%	5/14/26	976	1,033
AbbVie Inc.	2.950%	11/21/26	740	779
AbbVie Inc.	4.250%	11/14/28	350	395
AbbVie Inc.	3.200%	11/21/29	1,130	1,210
AbbVie Inc.	4.550%	3/15/35	350	418
AbbVie Inc.	4.500%	5/14/35	495	592
AbbVie Inc.	4.300%	5/14/36	190	223
AbbVie Inc.	4.050%	11/21/39	825	946
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	AbbVie Inc.	4.625%	10/1/42	190	232
	AbbVie Inc.	4.400%	11/6/42	501	601
	AbbVie Inc.	4.850%	6/15/44	230	288
	AbbVie Inc.	4.750%	3/15/45	200	249
	AbbVie Inc.	4.700%	5/14/45	602	744
	AbbVie Inc.	4.450%	5/14/46	455	550
	AbbVie Inc.	4.875%	11/14/48	550	712
	AbbVie Inc.	4.250%	11/21/49	1,025	1,231
	Adventist Health System	2.952%	3/1/29	100	105
	Adventist Health System	3.630%	3/1/49	100	111
	Advocate Health & Hospitals Corp.	3.829%	8/15/28	50	56
	Advocate Health & Hospitals Corp.	2.211%	6/15/30	25	25
	Advocate Health & Hospitals Corp.	4.272%	8/15/48	100	126
	Advocate Health & Hospitals Corp.	3.387%	10/15/49	75	83
	Advocate Health & Hospitals Corp.	3.008%	6/15/50	75	78
	Aetna Inc.	2.800%	6/15/23	125	128
	Aetna Inc.	3.500%	11/15/24	125	132
	Aetna Inc.	6.625%	6/15/36	130	186
	Aetna Inc.	6.750%	12/15/37	100	145
	Aetna Inc.	4.500%	5/15/42	75	88
	Aetna Inc.	4.125%	11/15/42	75	85
	Aetna Inc.	3.875%	8/15/47	300	335
	Agilent Technologies Inc.	3.875%	7/15/23	100	104
	Agilent Technologies Inc.	3.050%	9/22/26	75	79
	Agilent Technologies Inc.	2.750%	9/15/29	100	103
	Agilent Technologies Inc.	2.100%	6/4/30	100	98
	AHS Hospital Corp.	5.024%	7/1/45	75	102
	AHS Hospital Corp.	2.780%	7/1/51	150	149
[2]	Allina Health System	3.887%	4/15/49	75	88
	AmerisourceBergen Corp.	3.400%	5/15/24	175	183
	AmerisourceBergen Corp.	3.250%	3/1/25	50	52
	AmerisourceBergen Corp.	3.450%	12/15/27	275	296
	AmerisourceBergen Corp.	2.700%	3/15/31	300	303
	AmerisourceBergen Corp.	4.300%	12/15/47	175	205
	Amgen Inc.	3.625%	5/22/24	500	527
	Amgen Inc.	1.900%	2/21/25	180	183
	Amgen Inc.	3.125%	5/1/25	175	184
	Amgen Inc.	2.600%	8/19/26	455	474
	Amgen Inc.	2.200%	2/21/27	150	153
	Amgen Inc.	1.650%	8/15/28	200	196
	Amgen Inc.	2.000%	1/15/32	450	435
	Amgen Inc.	3.150%	2/21/40	575	588
	Amgen Inc.	2.800%	8/15/41	450	435
	Amgen Inc.	4.950%	10/1/41	240	301
	Amgen Inc.	5.150%	11/15/41	126	161
	Amgen Inc.	4.400%	5/1/45	450	537
	Amgen Inc.	3.375%	2/21/50	725	753
	Amgen Inc.	3.000%	1/15/52	1,306	1,273
	Amgen Inc.	2.770%	9/1/53	172	161
	Anthem Inc.	2.950%	12/1/22	150	153
	Anthem Inc.	3.300%	1/15/23	625	642
	Anthem Inc.	3.500%	8/15/24	475	502
	Anthem Inc.	3.350%	12/1/24	160	169
	Anthem Inc.	2.375%	1/15/25	100	103
	Anthem Inc.	2.250%	5/15/30	530	529
	Anthem Inc.	2.550%	3/15/31	650	665
	Anthem Inc.	5.950%	12/15/34	1	1
	Anthem Inc.	5.850%	1/15/36	75	100
	Anthem Inc.	6.375%	6/15/37	50	71
	Anthem Inc.	4.625%	5/15/42	175	218
	Anthem Inc.	4.650%	1/15/43	775	968
	Anthem Inc.	5.100%	1/15/44	100	132
	Anthem Inc.	4.375%	12/1/47	300	368
	Anthem Inc.	4.550%	3/1/48	155	194
	Anthem Inc.	4.850%	8/15/54	30	39
	Ascension Health	2.532%	11/15/29	350	365
	Ascension Health	3.106%	11/15/39	100	107
	Ascension Health	3.945%	11/15/46	175	216
[2]	Ascension Health	4.847%	11/15/53	75	107
	Astrazeneca Finance LLC	0.700%	5/28/24	250	248
	Astrazeneca Finance LLC	1.200%	5/28/26	200	198

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Astrazeneca Finance LLC	1.750%	5/28/28	200	199
	Astrazeneca Finance LLC	2.250%	5/28/31	200	202
	AstraZeneca plc	0.300%	5/26/23	200	199
	AstraZeneca plc	3.500%	8/17/23	225	235
	AstraZeneca plc	3.375%	11/16/25	400	429
	AstraZeneca plc	0.700%	4/8/26	500	484
	AstraZeneca plc	3.125%	6/12/27	175	188
	AstraZeneca plc	4.000%	1/17/29	200	225
	AstraZeneca plc	1.375%	8/6/30	300	283
	AstraZeneca plc	6.450%	9/15/37	450	663
	AstraZeneca plc	4.000%	9/18/42	290	346
	AstraZeneca plc	4.375%	11/16/45	200	256
	AstraZeneca plc	3.000%	5/28/51	335	352
	Banner Health	2.338%	1/1/30	125	127
	Banner Health	3.181%	1/1/50	75	80
	Baptist Healthcare System Obligated Group	3.540%	8/15/50	250	270
	Baxalta Inc.	3.600%	6/23/22	15	15
	Baxalta Inc.	4.000%	6/23/25	97	104
	Baxalta Inc.	5.250%	6/23/45	73	97
[5]	Baxter International Inc.	0.868%	12/1/23	200	199
[5]	Baxter International Inc.	1.322%	11/29/24	200	200
[5]	Baxter International Inc.	1.915%	2/1/27	250	251
[5]	Baxter International Inc.	2.272%	12/1/28	250	252
	Baxter International Inc.	1.730%	4/1/31	500	478
[5]	Baxter International Inc.	2.539%	2/1/32	500	505
	Baxter International Inc.	3.500%	8/15/46	100	109
[5]	Baxter International Inc.	3.132%	12/1/51	200	206
	Baylor Scott & White Holdings	1.777%	11/15/30	100	96
	Baylor Scott & White Holdings	4.185%	11/15/45	100	122
	Baylor Scott & White Holdings	2.839%	11/15/50	350	349
	Becton Dickinson and Co.	3.734%	12/15/24	75	80
	Becton Dickinson and Co.	3.700%	6/6/27	375	409
	Becton Dickinson and Co.	1.957%	2/11/31	500	482
	Becton Dickinson and Co.	4.875%	5/15/44	26	31
	Becton Dickinson and Co.	4.685%	12/15/44	196	246
	Becton Dickinson and Co.	4.669%	6/6/47	300	378
	Biogen Inc.	4.050%	9/15/25	350	380
	Biogen Inc.	2.250%	5/1/30	600	591
	Biogen Inc.	3.150%	5/1/50	300	292
[2]	Bon Secours Mercy Health Inc.	3.464%	6/1/30	100	108
	Bon Secours Mercy Health Inc.	3.205%	6/1/50	250	261
	Boston Scientific Corp.	3.450%	3/1/24	175	183
	Boston Scientific Corp.	1.900%	6/1/25	550	557
	Boston Scientific Corp.	3.750%	3/1/26	125	135
	Boston Scientific Corp.	4.000%	3/1/29	150	167
	Boston Scientific Corp.	2.650%	6/1/30	400	407
	Boston Scientific Corp.	6.750%	11/15/35	100	139
	Boston Scientific Corp.	4.550%	3/1/39	175	209
	Boston Scientific Corp.	7.375%	1/15/40	50	78
	Boston Scientific Corp.	4.700%	3/1/49	200	254
	Bristol-Myers Squibb Co.	0.537%	11/13/23	500	497
	Bristol-Myers Squibb Co.	2.900%	7/26/24	675	706
	Bristol-Myers Squibb Co.	3.875%	8/15/25	574	621
	Bristol-Myers Squibb Co.	3.200%	6/15/26	460	494
	Bristol-Myers Squibb Co.	1.125%	11/13/27	500	487
	Bristol-Myers Squibb Co.	3.450%	11/15/27	210	230
	Bristol-Myers Squibb Co.	3.900%	2/20/28	275	307
	Bristol-Myers Squibb Co.	3.400%	7/26/29	500	547
	Bristol-Myers Squibb Co.	1.450%	11/13/30	400	381
	Bristol-Myers Squibb Co.	4.125%	6/15/39	380	449
	Bristol-Myers Squibb Co.	2.350%	11/13/40	500	473
	Bristol-Myers Squibb Co.	3.250%	8/1/42	100	107
	Bristol-Myers Squibb Co.	4.500%	3/1/44	75	94
	Bristol-Myers Squibb Co.	4.625%	5/15/44	175	223
	Bristol-Myers Squibb Co.	5.000%	8/15/45	361	481
	Bristol-Myers Squibb Co.	4.350%	11/15/47	250	310
	Bristol-Myers Squibb Co.	4.550%	2/20/48	300	383
	Bristol-Myers Squibb Co.	4.250%	10/26/49	500	618
	Bristol-Myers Squibb Co.	2.550%	11/13/50	500	474
	Cardinal Health Inc.	3.200%	3/15/23	150	154
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Cardinal Health Inc.	3.079%	6/15/24	290	301
	Cardinal Health Inc.	3.750%	9/15/25	100	107
	Cardinal Health Inc.	4.600%	3/15/43	75	87
	Cardinal Health Inc.	4.500%	11/15/44	50	57
	Cardinal Health Inc.	4.900%	9/15/45	100	120
	Cardinal Health Inc.	4.368%	6/15/47	125	141
	Children's Health System of Texas	2.511%	8/15/50	100	94
	Children's Hospital Corp.	4.115%	1/1/47	75	92
	Children's Hospital Corp.	2.585%	2/1/50	50	48
	Children's Hospital Medical Center	4.268%	5/15/44	50	63
	CHRISTUS Health	4.341%	7/1/28	125	141
	Cigna Corp.	3.000%	7/15/23	700	720
	Cigna Corp.	3.500%	6/15/24	175	184
	Cigna Corp.	3.250%	4/15/25	250	263
	Cigna Corp.	4.125%	11/15/25	467	511
	Cigna Corp.	4.500%	2/25/26	390	432
	Cigna Corp.	3.400%	3/1/27	275	296
	Cigna Corp.	7.875%	5/15/27	41	53
	Cigna Corp.	4.375%	10/15/28	610	693
	Cigna Corp.	2.400%	3/15/30	765	770
	Cigna Corp.	2.375%	3/15/31	250	251
	Cigna Corp.	4.800%	8/15/38	415	510
	Cigna Corp.	3.200%	3/15/40	150	155
	Cigna Corp.	6.125%	11/15/41	92	132
	Cigna Corp.	4.800%	7/15/46	400	505
	Cigna Corp.	3.875%	10/15/47	370	411
	Cigna Corp.	4.900%	12/15/48	545	704
	Cigna Corp.	3.400%	3/15/50	375	391
	City of Hope	5.623%	11/15/43	75	105
	City of Hope	4.378%	8/15/48	100	125
	CommonSpirit Health	2.760%	10/1/24	100	103
	CommonSpirit Health	2.782%	10/1/30	500	513
[2]	CommonSpirit Health	4.350%	11/1/42	225	257
	CommonSpirit Health	3.817%	10/1/49	50	57
	CommonSpirit Health	4.187%	10/1/49	200	233
	Community Health Network Inc.	3.099%	5/1/50	250	249
	Cottage Health Obligated Group	3.304%	11/1/49	100	107
	CVS Health Corp.	2.750%	12/1/22	150	152
	CVS Health Corp.	4.750%	12/1/22	150	154
	CVS Health Corp.	3.375%	8/12/24	275	289
	CVS Health Corp.	3.875%	7/20/25	573	616
	CVS Health Corp.	2.875%	6/1/26	2,166	2,269
	CVS Health Corp.	3.000%	8/15/26	450	474
	CVS Health Corp.	1.300%	8/21/27	400	388
	CVS Health Corp.	4.300%	3/25/28	677	760
	CVS Health Corp.	3.250%	8/15/29	360	384
	CVS Health Corp.	1.750%	8/21/30	225	215
	CVS Health Corp.	1.875%	2/28/31	500	480
	CVS Health Corp.	2.125%	9/15/31	500	490
	CVS Health Corp.	4.875%	7/20/35	125	153
	CVS Health Corp.	4.780%	3/25/38	1,000	1,218
	CVS Health Corp.	6.125%	9/15/39	75	104
	CVS Health Corp.	4.125%	4/1/40	200	229
	CVS Health Corp.	2.700%	8/21/40	275	264
	CVS Health Corp.	5.300%	12/5/43	150	198
	CVS Health Corp.	5.125%	7/20/45	1,025	1,333
	CVS Health Corp.	5.050%	3/25/48	1,150	1,505
	CVS Health Corp.	4.250%	4/1/50	300	362
	Danaher Corp.	3.350%	9/15/25	100	107
	Danaher Corp.	4.375%	9/15/45	75	93
	Danaher Corp.	2.600%	10/1/50	500	476
	Dartmouth-Hitchcock Health	4.178%	8/1/48	100	121
	DENTSPLY SIRONA Inc.	3.250%	6/1/30	150	158
	DH Europe Finance II Sarl	2.200%	11/15/24	250	256
	DH Europe Finance II Sarl	2.600%	11/15/29	150	155
	DH Europe Finance II Sarl	3.250%	11/15/39	175	186
	Dignity Health	3.812%	11/1/24	100	106
	Dignity Health	4.500%	11/1/42	100	118
	Dignity Health	5.267%	11/1/64	50	70
	Duke University Health System Inc.	3.920%	6/1/47	100	119
	Edwards Lifesciences Corp.	4.300%	6/15/28	100	112

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Eli Lilly & Co.	2.750%	6/1/25	71	74
	Eli Lilly & Co.	3.375%	3/15/29	92	101
	Eli Lilly & Co.	2.500%	9/15/60	250	234
	Gilead Sciences Inc.	2.500%	9/1/23	300	307
	Gilead Sciences Inc.	3.700%	4/1/24	470	494
	Gilead Sciences Inc.	3.650%	3/1/26	575	620
	Gilead Sciences Inc.	2.950%	3/1/27	525	553
	Gilead Sciences Inc.	4.600%	9/1/35	575	697
	Gilead Sciences Inc.	4.000%	9/1/36	350	403
	Gilead Sciences Inc.	5.650%	12/1/41	175	240
	Gilead Sciences Inc.	4.800%	4/1/44	400	506
	Gilead Sciences Inc.	4.750%	3/1/46	455	577
	Gilead Sciences Inc.	2.800%	10/1/50	475	460
	GlaxoSmithKline Capital Inc.	3.375%	5/15/23	225	233
	GlaxoSmithKline Capital Inc.	3.625%	5/15/25	604	650
	GlaxoSmithKline Capital Inc.	3.875%	5/15/28	375	419
	GlaxoSmithKline Capital Inc.	5.375%	4/15/34	85	113
	GlaxoSmithKline Capital Inc.	6.375%	5/15/38	550	810
	GlaxoSmithKline Capital Inc.	4.200%	3/18/43	100	122
	GlaxoSmithKline Capital plc	0.534%	10/1/23	500	498
	GlaxoSmithKline Capital plc	3.375%	6/1/29	25	27
	Hackensack Meridian Health Inc.	2.675%	9/1/41	250	245
	Hackensack Meridian Health Inc.	4.211%	7/1/48	125	154
	Hackensack Meridian Health Inc.	4.500%	7/1/57	50	67
[2]	Hartford HealthCare Corp.	3.447%	7/1/54	75	79
	HCA Inc.	4.750%	5/1/23	250	262
	HCA Inc.	5.000%	3/15/24	425	457
	HCA Inc.	5.250%	4/15/25	320	354
	HCA Inc.	5.250%	6/15/26	325	366
	HCA Inc.	4.500%	2/15/27	125	138
	HCA Inc.	4.125%	6/15/29	405	447
	HCA Inc.	2.375%	7/15/31	200	197
	HCA Inc.	5.125%	6/15/39	200	247
	HCA Inc.	5.500%	6/15/47	425	558
	HCA Inc.	5.250%	6/15/49	300	387
	HCA Inc.	3.500%	7/15/51	200	205
	Humana Inc.	2.900%	12/15/22	150	153
	Humana Inc.	0.650%	8/3/23	300	299
	Humana Inc.	3.850%	10/1/24	326	346
	Humana Inc.	1.350%	2/3/27	200	195
	Humana Inc.	3.950%	3/15/27	150	164
	Humana Inc.	4.875%	4/1/30	135	158
	Humana Inc.	2.150%	2/3/32	200	194
	Humana Inc.	4.625%	12/1/42	110	135
	Humana Inc.	4.950%	10/1/44	270	348
	Humana Inc.	3.950%	8/15/49	40	46
	IHC Health Services Inc.	4.131%	5/15/48	100	125
	Illumina Inc.	2.550%	3/23/31	250	250
	Indiana University Health Inc. Obligated Group	3.970%	11/1/48	125	152
	Iowa Health System	3.665%	2/15/50	125	142
	Johns Hopkins Health System Corp.	3.837%	5/15/46	125	149
	Johnson & Johnson	2.050%	3/1/23	125	127
	Johnson & Johnson	3.375%	12/5/23	200	210
	Johnson & Johnson	2.625%	1/15/25	250	261
	Johnson & Johnson	2.450%	3/1/26	350	365
	Johnson & Johnson	2.950%	3/3/27	200	214
	Johnson & Johnson	0.950%	9/1/27	300	293
	Johnson & Johnson	2.900%	1/15/28	100	107
	Johnson & Johnson	6.950%	9/1/29	75	103
	Johnson & Johnson	1.300%	9/1/30	300	289
	Johnson & Johnson	4.950%	5/15/33	150	193
	Johnson & Johnson	4.375%	12/5/33	175	215
	Johnson & Johnson	3.550%	3/1/36	175	200
	Johnson & Johnson	3.625%	3/3/37	300	345
	Johnson & Johnson	5.950%	8/15/37	200	288
	Johnson & Johnson	3.400%	1/15/38	200	224
	Johnson & Johnson	2.100%	9/1/40	250	237
	Johnson & Johnson	4.500%	9/1/40	150	193
	Johnson & Johnson	4.850%	5/15/41	75	100
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Johnson & Johnson	4.500%	12/5/43	200	255
	Johnson & Johnson	3.750%	3/3/47	250	297
	Johnson & Johnson	2.250%	9/1/50	400	373
	Kaiser Foundation Hospitals	3.150%	5/1/27	100	107
	Kaiser Foundation Hospitals	2.810%	6/1/41	250	251
	Kaiser Foundation Hospitals	4.875%	4/1/42	235	310
	Kaiser Foundation Hospitals	4.150%	5/1/47	150	186
	Kaiser Foundation Hospitals	3.266%	11/1/49	225	243
	Kaiser Foundation Hospitals	3.002%	6/1/51	250	258
	Koninklijke KPN NV	6.875%	3/11/38	100	146
	Koninklijke Philips NV	5.000%	3/15/42	150	190
	Laboratory Corp. of America Holdings	3.250%	9/1/24	150	157
	Laboratory Corp. of America Holdings	2.300%	12/1/24	100	103
	Laboratory Corp. of America Holdings	3.600%	2/1/25	200	211
	Laboratory Corp. of America Holdings	1.550%	6/1/26	200	198
	Laboratory Corp. of America Holdings	3.600%	9/1/27	100	108
	Laboratory Corp. of America Holdings	2.950%	12/1/29	125	130
	Laboratory Corp. of America Holdings	2.700%	6/1/31	200	204
	Laboratory Corp. of America Holdings	4.700%	2/1/45	195	238
	Mass General Brigham Inc.	3.192%	7/1/49	150	159
	Mass General Brigham Inc.	3.342%	7/1/60	250	273
	Mayo Clinic	3.774%	11/15/43	75	87
	Mayo Clinic	4.128%	11/15/52	50	63
	Mayo Clinic	3.196%	11/15/61	250	267
	McKesson Corp.	3.796%	3/15/24	200	210
	McKesson Corp.	0.900%	12/3/25	500	485
[2]	MedStar Health Inc.	3.626%	8/15/49	75	83
	Medtronic Inc.	3.500%	3/15/25	200	213
	Medtronic Inc.	4.375%	3/15/35	411	506
	Medtronic Inc.	4.625%	3/15/45	344	451
	Memorial Health Services	3.447%	11/1/49	150	168
	Memorial Sloan-Kettering Cancer Center	2.955%	1/1/50	100	102
	Memorial Sloan-Kettering Cancer Center	4.125%	7/1/52	150	188
	Memorial Sloan-Kettering Cancer Center	4.200%	7/1/55	25	32
	Merck & Co. Inc.	2.800%	5/18/23	325	335
	Merck & Co. Inc.	2.750%	2/10/25	740	775
	Merck & Co. Inc.	1.700%	6/10/27	400	403
	Merck & Co. Inc.	1.900%	12/10/28	175	176
	Merck & Co. Inc.	3.400%	3/7/29	375	409
	Merck & Co. Inc.	1.450%	6/24/30	210	201
	Merck & Co. Inc.	2.150%	12/10/31	275	276
	Merck & Co. Inc.	6.500%	12/1/33	125	181
	Merck & Co. Inc.	3.900%	3/7/39	200	234
	Merck & Co. Inc.	3.600%	9/15/42	100	113
	Merck & Co. Inc.	4.150%	5/18/43	200	243
	Merck & Co. Inc.	3.700%	2/10/45	525	604
	Merck & Co. Inc.	4.000%	3/7/49	300	365
	Merck & Co. Inc.	2.450%	6/24/50	300	283
	Merck & Co. Inc.	2.750%	12/10/51	400	398
	Merck & Co. Inc.	2.900%	12/10/61	375	374
	Mercy Health	4.302%	7/1/28	25	28
	Methodist Hospital	2.705%	12/1/50	300	291
[2]	Montefiore Obligated Group	5.246%	11/1/48	150	162
	Mount Sinai Hospitals Group Inc.	3.391%	7/1/50	500	518
	MultiCare Health System	2.803%	8/15/50	250	245
	Mylan Inc.	4.200%	11/29/23	100	105
	Mylan Inc.	5.400%	11/29/43	100	124
	Mylan Inc.	5.200%	4/15/48	175	217
	New York and Presbyterian Hospital	4.024%	8/1/45	130	159
	New York and Presbyterian Hospital	4.063%	8/1/56	75	97
	New York and Presbyterian Hospital	2.606%	8/1/60	300	287
	New York and Presbyterian Hospital	3.954%	8/1/19	125	151

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Northwell Healthcare Inc.	3.979%	11/1/46	100	114
	Northwell Healthcare Inc.	4.260%	11/1/47	200	238
	Northwell Healthcare Inc.	3.809%	11/1/49	100	111
	Novant Health Inc.	2.637%	11/1/36	250	252
	Novartis Capital Corp.	3.400%	5/6/24	400	422
	Novartis Capital Corp.	1.750%	2/14/25	200	203
	Novartis Capital Corp.	2.000%	2/14/27	525	535
	Novartis Capital Corp.	3.100%	5/17/27	175	187
	Novartis Capital Corp.	2.200%	8/14/30	410	416
	Novartis Capital Corp.	3.700%	9/21/42	100	115
	Novartis Capital Corp.	4.400%	5/6/44	375	481
	Novartis Capital Corp.	4.000%	11/20/45	225	273
	Novartis Capital Corp.	2.750%	8/14/50	75	76
	NY Society for Relief of Ruptured & Crippled Maintaining Hospital Special Surgery	2.667%	10/1/50	10	9
	NYU Langone Hospitals	4.784%	7/1/44	100	127
[2]	NYU Langone Hospitals	4.368%	7/1/47	110	131
	NYU Langone Hospitals	3.380%	7/1/55	200	206
[2]	OhioHealth Corp.	3.042%	11/15/50	100	105
	Orlando Health Obligated Group	4.089%	10/1/48	50	60
	PeaceHealth Obligated Group	4.787%	11/15/48	75	100
	PeaceHealth Obligated Group	3.218%	11/15/50	200	207
	PerkinElmer Inc.	0.850%	9/15/24	250	246
	PerkinElmer Inc.	1.900%	9/15/28	250	246
	PerkinElmer Inc.	3.300%	9/15/29	175	186
	PerkinElmer Inc.	3.625%	3/15/51	150	163
	Pfizer Inc.	3.200%	9/15/23	125	130
	Pfizer Inc.	2.950%	3/15/24	150	156
	Pfizer Inc.	2.750%	6/3/26	590	626
	Pfizer Inc.	3.600%	9/15/28	200	222
	Pfizer Inc.	3.450%	3/15/29	375	414
	Pfizer Inc.	2.625%	4/1/30	300	315
	Pfizer Inc.	1.700%	5/28/30	225	220
	Pfizer Inc.	1.750%	8/18/31	200	196
	Pfizer Inc.	4.000%	12/15/36	300	356
	Pfizer Inc.	4.100%	9/15/38	150	178
	Pfizer Inc.	3.900%	3/15/39	125	146
	Pfizer Inc.	7.200%	3/15/39	425	684
	Pfizer Inc.	2.550%	5/28/40	200	199
	Pfizer Inc.	4.300%	6/15/43	125	154
	Pfizer Inc.	4.400%	5/15/44	200	250
	Pfizer Inc.	4.125%	12/15/46	250	309
	Pfizer Inc.	4.200%	9/15/48	350	440
	Pfizer Inc.	4.000%	3/15/49	175	215
	Pfizer Inc.	2.700%	5/28/50	450	453
	Pharmacia LLC	6.600%	12/1/28	175	227
	Providence St. Joseph Health Obligated Group	2.746%	10/1/26	50	52
	Providence St. Joseph Health Obligated Group	2.532%	10/1/29	150	155
[2]	Providence St. Joseph Health Obligated Group	3.744%	10/1/47	75	86
[2]	Providence St. Joseph Health Obligated Group	3.930%	10/1/48	75	88
	Quest Diagnostics Inc.	4.250%	4/1/24	100	106
	Quest Diagnostics Inc.	3.500%	3/30/25	100	106
	Quest Diagnostics Inc.	3.450%	6/1/26	125	134
	Quest Diagnostics Inc.	4.200%	6/30/29	140	158
	Quest Diagnostics Inc.	2.950%	6/30/30	160	167
	Quest Diagnostics Inc.	2.800%	6/30/31	125	129
	Quest Diagnostics Inc.	5.750%	1/30/40	13	16
	Quest Diagnostics Inc.	4.700%	3/30/45	25	31
	Regeneron Pharmaceuticals Inc.	1.750%	9/15/30	500	473
	Royalty Pharma plc	0.750%	9/2/23	300	298
	Royalty Pharma plc	1.200%	9/2/25	300	295
	Royalty Pharma plc	2.200%	9/2/30	300	291
	Royalty Pharma plc	3.550%	9/2/50	350	348
	Royalty Pharma plc	3.350%	9/2/51	250	240
	Rush Obligated Group	3.922%	11/15/29	75	84
	RWJ Barnabas Health Inc.	3.949%	7/1/46	100	118
	RWJ Barnabas Health Inc.	3.477%	7/1/49	25	28
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Sanofi	3.375%	6/19/23	225	233
Sanofi	3.625%	6/19/28	225	253
Seattle Children's Hospital	2.719%	10/1/50	200	195
Shire Acquisitions Investments Ireland DAC	2.875%	9/23/23	1,425	1,465
Shire Acquisitions Investments Ireland DAC	3.200%	9/23/26	575	610
Smith & Nephew plc	2.032%	10/14/30	300	290
Spectrum Health System Obligated Group	3.487%	7/15/49	75	83
SSM Health Care Corp.	3.688%	6/1/23	150	155
SSM Health Care Corp.	3.823%	6/1/27	100	110
Stanford Health Care	3.795%	11/15/48	125	148
Stryker Corp.	3.375%	5/15/24	213	223
Stryker Corp.	1.150%	6/15/25	100	99
Stryker Corp.	3.375%	11/1/25	140	149
Stryker Corp.	3.500%	3/15/26	183	196
Stryker Corp.	3.650%	3/7/28	50	54
Stryker Corp.	4.100%	4/1/43	75	88
Stryker Corp.	4.375%	5/15/44	50	61
Stryker Corp.	4.625%	3/15/46	175	224
Stryker Corp.	2.900%	6/15/50	100	101
Sutter Health	1.321%	8/15/25	500	498
Sutter Health	3.695%	8/15/28	75	83
Sutter Health	4.091%	8/15/48	75	88
Takeda Pharmaceutical Co. Ltd.	4.400%	11/26/23	200	212
Takeda Pharmaceutical Co. Ltd.	5.000%	11/26/28	405	476
Takeda Pharmaceutical Co. Ltd.	2.050%	3/31/30	500	487
Takeda Pharmaceutical Co. Ltd.	3.025%	7/9/40	400	403
Takeda Pharmaceutical Co. Ltd.	3.175%	7/9/50	610	618
Takeda Pharmaceutical Co. Ltd.	3.375%	7/9/60	200	208
Texas Health Resources	2.328%	11/15/50	300	270
Thermo Fisher Scientific Inc.	0.797%	10/18/23	250	249
Thermo Fisher Scientific Inc.	1.215%	10/18/24	250	250
Thermo Fisher Scientific Inc.	3.650%	12/15/25	400	429
Thermo Fisher Scientific Inc.	2.000%	10/15/31	500	493
Thermo Fisher Scientific Inc.	2.800%	10/15/41	250	252
Thermo Fisher Scientific Inc.	5.300%	2/1/44	185	257
Toledo Hospital	5.325%	11/15/28	50	56
Toledo Hospital	6.015%	11/15/48	75	92
Trinity Health Corp.	4.125%	12/1/45	85	102
UnitedHealth Group Inc.	2.750%	2/15/23	175	178
UnitedHealth Group Inc.	2.875%	3/15/23	25	26
UnitedHealth Group Inc.	3.500%	6/15/23	100	104
UnitedHealth Group Inc.	3.500%	2/15/24	100	105
UnitedHealth Group Inc.	2.375%	8/15/24	300	311
UnitedHealth Group Inc.	3.750%	7/15/25	950	1,031
UnitedHealth Group Inc.	3.700%	12/15/25	75	82
UnitedHealth Group Inc.	3.100%	3/15/26	225	241
UnitedHealth Group Inc.	3.450%	1/15/27	175	191
UnitedHealth Group Inc.	3.375%	4/15/27	350	380
UnitedHealth Group Inc.	2.950%	10/15/27	150	160
UnitedHealth Group Inc.	3.875%	12/15/28	150	168
UnitedHealth Group Inc.	2.875%	8/15/29	150	159
UnitedHealth Group Inc.	2.000%	5/15/30	755	749
UnitedHealth Group Inc.	2.300%	5/15/31	650	660
UnitedHealth Group Inc.	4.625%	7/15/35	175	218
UnitedHealth Group Inc.	6.500%	6/15/37	50	74
UnitedHealth Group Inc.	6.625%	11/15/37	125	186
UnitedHealth Group Inc.	6.875%	2/15/38	245	376
UnitedHealth Group Inc.	3.500%	8/15/39	240	265
UnitedHealth Group Inc.	2.750%	5/15/40	200	202
UnitedHealth Group Inc.	5.950%	2/15/41	60	86
UnitedHealth Group Inc.	3.050%	5/15/41	300	313
UnitedHealth Group Inc.	4.625%	11/15/41	110	138
UnitedHealth Group Inc.	4.375%	3/15/42	50	61
UnitedHealth Group Inc.	3.950%	10/15/42	175	204
UnitedHealth Group Inc.	4.250%	3/15/43	125	151
UnitedHealth Group Inc.	4.750%	7/15/45	305	399
UnitedHealth Group Inc.	4.200%	1/15/47	210	256
UnitedHealth Group Inc.	4.250%	4/15/47	290	355
UnitedHealth Group Inc.	4.250%	6/15/48	300	371

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	UnitedHealth Group Inc.	4.450%	12/15/48	150	192
	UnitedHealth Group Inc.	3.700%	8/15/49	310	358
	UnitedHealth Group Inc.	3.250%	5/15/51	750	812
	UnitedHealth Group Inc.	3.875%	8/15/59	420	503
	UnitedHealth Group Inc.	3.125%	5/15/60	250	259
[5]	Universal Health Services Inc.	2.650%	10/15/30	300	298
	UPMC	3.600%	4/3/25	125	132
	Utah Acquisition Sub Inc.	3.950%	6/15/26	889	959
	Utah Acquisition Sub Inc.	5.250%	6/15/46	225	276
	Viatris Inc.	1.650%	6/22/25	175	174
	Viatris Inc.	2.300%	6/22/27	175	177
	Viatris Inc.	2.700%	6/22/30	525	527
	Viatris Inc.	3.850%	6/22/40	525	560
	Viatris Inc.	4.000%	6/22/50	500	535
[2]	Willis-Knighton Medical Center	4.813%	9/1/48	50	64
	Wyeth LLC	7.250%	3/1/23	250	268
	Wyeth LLC	6.450%	2/1/24	300	333
	Wyeth LLC	6.500%	2/1/34	150	214
	Wyeth LLC	6.000%	2/15/36	85	120
	Wyeth LLC	5.950%	4/1/37	385	542
	Zeneca Wilmington Inc.	7.000%	11/15/23	25	28
	Zimmer Biomet Holdings Inc.	1.450%	11/22/24	200	200
	Zimmer Biomet Holdings Inc.	3.050%	1/15/26	250	262
	Zimmer Biomet Holdings Inc.	2.600%	11/24/31	200	201
	Zimmer Biomet Holdings Inc.	5.750%	11/30/39	50	67
	Zimmer Biomet Holdings Inc.	4.450%	8/15/45	150	179
	Zoetis Inc.	3.250%	2/1/23	350	357
	Zoetis Inc.	4.500%	11/13/25	100	110
	Zoetis Inc.	3.000%	9/12/27	150	159
	Zoetis Inc.	3.900%	8/20/28	100	111
	Zoetis Inc.	2.000%	5/15/30	150	148
	Zoetis Inc.	4.700%	2/1/43	175	223
	Zoetis Inc.	3.950%	9/12/47	150	178
	Zoetis Inc.	4.450%	8/20/48	75	96
					153,668
Industrials (2.3%)
	3M Co.	1.750%	2/14/23	200	202
	3M Co.	2.250%	3/15/23	175	178
	3M Co.	3.250%	2/14/24	100	105
	3M Co.	2.000%	2/14/25	150	154
	3M Co.	2.650%	4/15/25	100	104
	3M Co.	3.000%	8/7/25	100	106
	3M Co.	2.250%	9/19/26	150	155
	3M Co.	2.875%	10/15/27	125	133
	3M Co.	3.375%	3/1/29	150	164
	3M Co.	2.375%	8/26/29	360	369
	3M Co.	3.125%	9/19/46	75	79
	3M Co.	3.625%	10/15/47	100	114
	3M Co.	4.000%	9/14/48	250	302
	3M Co.	3.250%	8/26/49	300	328
	3M Co.	3.700%	4/15/50	125	148
	Allegion plc	3.500%	10/1/29	75	80
	Allegion US Holding Co. Inc.	3.550%	10/1/27	175	186
	American Airlines 2021-1 Class A Pass Through Trust	2.875%	1/11/36	250	245
[2]	American Airlines Class AA Series 2015-2 Pass Through Trust	3.600%	3/22/29	41	42
[2]	American Airlines Class AA Series 2016-1 Pass Through Trust	3.575%	7/15/29	114	116
[2]	American Airlines Class AA Series 2016-3 Pass Through Trust	3.000%	4/15/30	116	116
[2]	American Airlines Class AA Series 2017-1 Pass Through Trust	3.650%	8/15/30	39	41
[2]	American Airlines Class AA Series 2019-1 Pass Through Trust	3.150%	8/15/33	46	46
	Amphenol Corp.	3.200%	4/1/24	50	52
	Amphenol Corp.	2.050%	3/1/25	40	41
	Amphenol Corp.	4.350%	6/1/29	100	114
	Amphenol Corp.	2.800%	2/15/30	275	284
	Amphenol Corp.	2.200%	9/15/31	100	98
	Block Financial LLC	5.250%	10/1/25	100	111
	Block Financial LLC	3.875%	8/15/30	200	214
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
BNSF Funding Trust I	6.613%	12/15/55	65	73
Boeing Co.	1.167%	2/4/23	300	300
Boeing Co.	2.800%	3/1/23	400	407
Boeing Co.	4.508%	5/1/23	625	652
Boeing Co.	1.875%	6/15/23	200	202
Boeing Co.	1.950%	2/1/24	500	507
Boeing Co.	1.433%	2/4/24	500	499
Boeing Co.	2.800%	3/1/24	75	77
Boeing Co.	2.850%	10/30/24	100	103
Boeing Co.	2.500%	3/1/25	145	148
Boeing Co.	4.875%	5/1/25	795	871
Boeing Co.	2.196%	2/4/26	1,200	1,200
Boeing Co.	3.100%	5/1/26	100	104
Boeing Co.	2.250%	6/15/26	50	50
Boeing Co.	2.700%	2/1/27	195	199
Boeing Co.	2.800%	3/1/27	50	51
Boeing Co.	5.040%	5/1/27	360	407
Boeing Co.	3.250%	3/1/28	100	103
Boeing Co.	3.450%	11/1/28	500	525
Boeing Co.	3.200%	3/1/29	200	207
Boeing Co.	2.950%	2/1/30	190	192
Boeing Co.	5.150%	5/1/30	945	1,103
Boeing Co.	3.625%	2/1/31	275	293
Boeing Co.	6.125%	2/15/33	75	95
Boeing Co.	3.600%	5/1/34	350	366
Boeing Co.	3.250%	2/1/35	190	191
Boeing Co.	6.625%	2/15/38	50	67
Boeing Co.	3.550%	3/1/38	50	51
Boeing Co.	3.500%	3/1/39	75	75
Boeing Co.	6.875%	3/15/39	100	139
Boeing Co.	5.875%	2/15/40	75	96
Boeing Co.	5.705%	5/1/40	740	951
Boeing Co.	3.375%	6/15/46	75	72
Boeing Co.	3.650%	3/1/47	150	150
Boeing Co.	3.625%	3/1/48	75	75
Boeing Co.	3.850%	11/1/48	60	62
Boeing Co.	3.900%	5/1/49	150	157
Boeing Co.	3.750%	2/1/50	150	155
Boeing Co.	5.805%	5/1/50	1,130	1,530
Boeing Co.	3.825%	3/1/59	200	200
Boeing Co.	3.950%	8/1/59	75	78
Boeing Co.	5.930%	5/1/60	735	1,019
Burlington Northern Santa Fe LLC	3.000%	3/15/23	175	179
Burlington Northern Santa Fe LLC	3.850%	9/1/23	75	78
Burlington Northern Santa Fe LLC	3.750%	4/1/24	200	211
Burlington Northern Santa Fe LLC	3.400%	9/1/24	150	158
Burlington Northern Santa Fe LLC	3.000%	4/1/25	100	105
Burlington Northern Santa Fe LLC	3.650%	9/1/25	75	81
Burlington Northern Santa Fe LLC	3.250%	6/15/27	225	244
Burlington Northern Santa Fe LLC	6.200%	8/15/36	125	178
Burlington Northern Santa Fe LLC	5.050%	3/1/41	125	163
Burlington Northern Santa Fe LLC	5.400%	6/1/41	250	338
Burlington Northern Santa Fe LLC	4.400%	3/15/42	250	306
Burlington Northern Santa Fe LLC	4.375%	9/1/42	200	244
Burlington Northern Santa Fe LLC	4.450%	3/15/43	175	216
Burlington Northern Santa Fe LLC	5.150%	9/1/43	125	168
Burlington Northern Santa Fe LLC	4.900%	4/1/44	100	131
Burlington Northern Santa Fe LLC	4.550%	9/1/44	150	189
Burlington Northern Santa Fe LLC	4.150%	4/1/45	125	150
Burlington Northern Santa Fe LLC	4.700%	9/1/45	75	96
Burlington Northern Santa Fe LLC	3.900%	8/1/46	150	175
Burlington Northern Santa Fe LLC	4.125%	6/15/47	125	151
Burlington Northern Santa Fe LLC	4.050%	6/15/48	375	451
Burlington Northern Santa Fe LLC	4.150%	12/15/48	200	245
Burlington Northern Santa Fe LLC	3.550%	2/15/50	400	450
Burlington Northern Santa Fe LLC	3.050%	2/15/51	200	207
Burlington Northern Santa Fe LLC	2.875%	6/15/52	200	201
Canadian National Railway Co.	2.950%	11/21/24	233	243
Canadian National Railway Co.	6.250%	8/1/34	75	104
Canadian National Railway Co.	6.200%	6/1/36	75	105
Canadian National Railway Co.	6.375%	11/15/37	100	143

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Canadian National Railway Co.	3.650%	2/3/48	125	142
	Canadian National Railway Co.	2.450%	5/1/50	425	396
	Canadian Pacific Railway Co.	4.450%	3/15/23	225	233
	Canadian Pacific Railway Co.	2.050%	3/5/30	200	198
	Canadian Pacific Railway Co.	7.125%	10/15/31	100	139
	Canadian Pacific Railway Co.	2.450%	12/2/31	250	254
	Canadian Pacific Railway Co.	5.950%	5/15/37	450	617
	Canadian Pacific Railway Co.	3.000%	12/2/41	500	511
	Canadian Pacific Railway Co.	3.100%	12/2/51	500	511
	Canadian Pacific Railway Co.	6.125%	9/15/15	120	178
	Carrier Global Corp.	2.242%	2/15/25	400	410
	Carrier Global Corp.	2.493%	2/15/27	250	257
	Carrier Global Corp.	2.722%	2/15/30	600	613
	Carrier Global Corp.	2.700%	2/15/31	85	86
	Carrier Global Corp.	3.377%	4/5/40	300	313
	Carrier Global Corp.	3.577%	4/5/50	400	426
	Caterpillar Financial Services Corp.	3.450%	5/15/23	200	207
	Caterpillar Financial Services Corp.	0.650%	7/7/23	250	250
	Caterpillar Financial Services Corp.	3.650%	12/7/23	70	74
	Caterpillar Financial Services Corp.	2.850%	5/17/24	125	130
	Caterpillar Financial Services Corp.	3.300%	6/9/24	250	263
	Caterpillar Financial Services Corp.	0.600%	9/13/24	200	198
	Caterpillar Financial Services Corp.	2.150%	11/8/24	300	309
	Caterpillar Financial Services Corp.	3.250%	12/1/24	477	506
	Caterpillar Financial Services Corp.	1.450%	5/15/25	100	100
	Caterpillar Financial Services Corp.	0.800%	11/13/25	500	490
	Caterpillar Financial Services Corp.	0.900%	3/2/26	500	489
	Caterpillar Financial Services Corp.	2.400%	8/9/26	100	104
	Caterpillar Financial Services Corp.	1.150%	9/14/26	200	197
	Caterpillar Inc.	3.400%	5/15/24	150	158
	Caterpillar Inc.	2.600%	9/19/29	200	210
	Caterpillar Inc.	2.600%	4/9/30	120	125
	Caterpillar Inc.	6.050%	8/15/36	100	142
	Caterpillar Inc.	5.200%	5/27/41	150	206
	Caterpillar Inc.	3.803%	8/15/42	243	284
	Caterpillar Inc.	3.250%	9/19/49	200	220
	Caterpillar Inc.	3.250%	4/9/50	200	221
	Caterpillar Inc.	4.750%	5/15/64	100	144
	Cintas Corp. No. 2	3.700%	4/1/27	175	192
	CNH Industrial Capital LLC	1.950%	7/2/23	75	76
	CNH Industrial Capital LLC	4.200%	1/15/24	675	713
	CNH Industrial Capital LLC	1.450%	7/15/26	200	196
	CNH Industrial NV	3.850%	11/15/27	100	109
[2]	Continental Airlines Class A Series 2007-1 Pass Through Trust	5.983%	10/19/23	11	11
[2]	Continental Airlines Class A Series 2012-2 Pass Through Trust	4.000%	4/29/26	30	31
	Crane Co.	4.450%	12/15/23	50	53
	Crane Co.	4.200%	3/15/48	125	139
	CSX Corp.	3.400%	8/1/24	62	65
	CSX Corp.	3.350%	11/1/25	150	160
	CSX Corp.	3.250%	6/1/27	150	161
	CSX Corp.	3.800%	3/1/28	350	385
	CSX Corp.	4.250%	3/15/29	200	226
	CSX Corp.	2.400%	2/15/30	172	175
	CSX Corp.	6.220%	4/30/40	152	218
	CSX Corp.	5.500%	4/15/41	225	300
	CSX Corp.	4.750%	5/30/42	210	263
	CSX Corp.	4.100%	3/15/44	150	174
	CSX Corp.	4.300%	3/1/48	250	304
	CSX Corp.	4.500%	3/15/49	225	281
	CSX Corp.	3.350%	9/15/49	265	282
	CSX Corp.	4.500%	8/1/54	25	32
	CSX Corp.	4.250%	11/1/66	150	184
	CSX Corp.	4.650%	3/1/68	75	98
	Cummins Inc.	0.750%	9/1/25	400	393
	Cummins Inc.	1.500%	9/1/30	300	284
	Cummins Inc.	2.600%	9/1/50	200	188
	Deere & Co.	2.750%	4/15/25	100	105
	Deere & Co.	5.375%	10/16/29	125	155
	Deere & Co.	7.125%	3/3/31	100	140
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Deere & Co.	3.900%	6/9/42	250	297
	Deere & Co.	2.875%	9/7/49	200	207
	Deere & Co.	3.750%	4/15/50	175	210
	Delta Air Lines Class AA Series 2019-1 Pass Through Trust	3.204%	10/25/25	75	77
[2]	Delta Air Lines Class AA Series 2020-1 Pass Through Trust	2.000%	12/10/29	137	134
[5]	Delta Air Lines Inc.	7.000%	5/1/25	293	335
[2,5]	Delta Air Lines Inc. / SkyMiles IP Ltd.	4.750%	10/20/28	200	219
	Dover Corp.	3.150%	11/15/25	200	211
	Dover Corp.	2.950%	11/4/29	75	79
	Eaton Corp.	4.150%	11/2/42	150	176
	Emerson Electric Co.	2.000%	12/21/28	200	200
	Emerson Electric Co.	1.950%	10/15/30	100	99
	Emerson Electric Co.	2.200%	12/21/31	200	199
	Emerson Electric Co.	2.750%	10/15/50	150	145
	Emerson Electric Co.	2.800%	12/21/51	200	196
	FedEx Corp.	3.250%	4/1/26	100	107
	FedEx Corp.	3.100%	8/5/29	200	211
	FedEx Corp.	4.250%	5/15/30	100	114
	FedEx Corp.	3.900%	2/1/35	200	223
	FedEx Corp.	3.875%	8/1/42	125	137
	FedEx Corp.	4.100%	4/15/43	75	84
	FedEx Corp.	5.100%	1/15/44	250	319
	FedEx Corp.	4.100%	2/1/45	125	140
	FedEx Corp.	4.750%	11/15/45	250	305
	FedEx Corp.	4.550%	4/1/46	225	269
	FedEx Corp.	4.400%	1/15/47	125	147
	FedEx Corp.	4.050%	2/15/48	200	226
	FedEx Corp.	4.950%	10/17/48	250	319
	FedEx Corp.	5.250%	5/15/50	250	335
	FedEx Corp.	4.500%	2/1/65	60	71
[2]	FedEx Corp. Class AA Series 2020-1 Pass Through Trust	1.875%	8/20/35	473	463
	Flowserve Corp.	3.500%	10/1/30	90	93
	Fortive Corp.	3.150%	6/15/26	150	159
	Fortive Corp.	4.300%	6/15/46	100	119
	GE Capital Funding LLC	3.450%	5/15/25	445	467
	GE Capital Funding LLC	4.550%	5/15/32	200	236
	GE Capital International Funding Co. Unlimited Co.	4.418%	11/15/35	1,670	2,003
	General Dynamics Corp.	3.375%	5/15/23	200	207
	General Dynamics Corp.	1.875%	8/15/23	300	305
	General Dynamics Corp.	2.375%	11/15/24	320	331
	General Dynamics Corp.	3.250%	4/1/25	150	159
	General Dynamics Corp.	3.500%	5/15/25	200	214
	General Dynamics Corp.	3.500%	4/1/27	100	109
	General Dynamics Corp.	2.625%	11/15/27	200	209
	General Dynamics Corp.	3.750%	5/15/28	200	221
	General Dynamics Corp.	3.625%	4/1/30	200	223
	General Dynamics Corp.	4.250%	4/1/40	150	183
	General Dynamics Corp.	3.600%	11/15/42	100	114
	General Dynamics Corp.	4.250%	4/1/50	140	179
	General Electric Co.	3.150%	9/7/22	91	93
	General Electric Co.	3.100%	1/9/23	574	587
	General Electric Co.	6.750%	3/15/32	705	961
	General Electric Co.	5.875%	1/14/38	560	761
[5]	GXO Logistics Inc.	2.650%	7/15/31	250	247
	Honeywell International Inc.	2.300%	8/15/24	425	439
	Honeywell International Inc.	1.350%	6/1/25	275	276
	Honeywell International Inc.	2.500%	11/1/26	50	52
	Honeywell International Inc.	1.100%	3/1/27	250	244
	Honeywell International Inc.	2.700%	8/15/29	100	105
	Honeywell International Inc.	1.950%	6/1/30	1,000	995
	Honeywell International Inc.	1.750%	9/1/31	250	243
	Honeywell International Inc.	5.700%	3/15/37	200	276
	Honeywell International Inc.	5.375%	3/1/41	150	208
	Honeywell International Inc.	2.800%	6/1/50	200	209
	Hubbell Inc.	3.350%	3/1/26	75	79
	Hubbell Inc.	3.150%	8/15/27	50	53
	Hubbell Inc.	3.500%	2/15/28	175	188

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[5]	Huntington Ingalls Industries Inc.	0.670%	8/16/23	200	198
	Huntington Ingalls Industries Inc.	3.844%	5/1/25	100	106
[5]	Huntington Ingalls Industries Inc.	2.043%	8/16/28	200	196
	Huntington Ingalls Industries Inc.	4.200%	5/1/30	200	223
	IDEX Corp.	3.000%	5/1/30	75	78
	Illinois Tool Works Inc.	3.500%	3/1/24	200	210
	Illinois Tool Works Inc.	2.650%	11/15/26	300	315
	Illinois Tool Works Inc.	4.875%	9/15/41	75	99
	Illinois Tool Works Inc.	3.900%	9/1/42	250	292
	JB Hunt Transport Services Inc.	3.875%	3/1/26	200	218
[2]	JetBlue Class A Series 2020-1 Pass Through Trust	4.000%	5/15/34	140	151
[2]	JetBlue Class AA Series 2019-1 Pass Through Trust	2.750%	11/15/33	137	137
	John Deere Capital Corp.	2.700%	1/6/23	100	102
	John Deere Capital Corp.	2.800%	1/27/23	50	51
	John Deere Capital Corp.	2.800%	3/6/23	100	103
	John Deere Capital Corp.	3.450%	6/7/23	200	208
	John Deere Capital Corp.	0.700%	7/5/23	100	100
	John Deere Capital Corp.	3.650%	10/12/23	50	52
	John Deere Capital Corp.	2.600%	3/7/24	75	78
	John Deere Capital Corp.	2.650%	6/24/24	75	78
	John Deere Capital Corp.	0.625%	9/10/24	200	198
	John Deere Capital Corp.	2.050%	1/9/25	350	360
	John Deere Capital Corp.	3.450%	3/13/25	300	320
	John Deere Capital Corp.	3.400%	9/11/25	75	80
	John Deere Capital Corp.	0.700%	1/15/26	300	292
	John Deere Capital Corp.	2.650%	6/10/26	100	105
	John Deere Capital Corp.	1.050%	6/17/26	200	197
	John Deere Capital Corp.	2.250%	9/14/26	125	129
	John Deere Capital Corp.	2.800%	9/8/27	150	160
	John Deere Capital Corp.	3.050%	1/6/28	100	107
	John Deere Capital Corp.	3.450%	3/7/29	50	55
	John Deere Capital Corp.	2.800%	7/18/29	150	158
	John Deere Capital Corp.	2.450%	1/9/30	325	335
	Johnson Controls International plc	3.625%	7/2/24	126	133
	Johnson Controls International plc	3.900%	2/14/26	37	40
	Johnson Controls International plc	6.000%	1/15/36	39	54
	Johnson Controls International plc	4.625%	7/2/44	175	214
	Johnson Controls International plc	5.125%	9/14/45	14	18
	Johnson Controls International plc	4.500%	2/15/47	100	122
	Johnson Controls International plc	4.950%	7/2/64	72	94
	Johnson Controls International plc / Tyco Fire & Security Finance SCA	2.000%	9/16/31	200	193
	Kansas City Southern	3.000%	5/15/23	250	256
	Kansas City Southern	2.875%	11/15/29	100	104
	Kansas City Southern	4.300%	5/15/43	75	87
	Kansas City Southern	4.950%	8/15/45	125	160
	Kansas City Southern	4.700%	5/1/48	225	282
	Kansas City Southern	3.500%	5/1/50	100	107
	Kennametal Inc.	4.625%	6/15/28	120	135
	Keysight Technologies Inc.	4.550%	10/30/24	195	211
	Keysight Technologies Inc.	4.600%	4/6/27	125	141
	Keysight Technologies Inc.	3.000%	10/30/29	100	104
	Kirby Corp.	4.200%	3/1/28	300	324
	L3Harris Technologies Inc.	3.850%	6/15/23	600	623
	L3Harris Technologies Inc.	3.950%	5/28/24	103	109
	L3Harris Technologies Inc.	3.832%	4/27/25	200	213
	L3Harris Technologies Inc.	3.850%	12/15/26	50	54
	L3Harris Technologies Inc.	4.400%	6/15/28	175	197
	L3Harris Technologies Inc.	4.854%	4/27/35	100	122
	L3Harris Technologies Inc.	5.054%	4/27/45	100	132
	Legrand France SA	8.500%	2/15/25	68	82
	Lennox International Inc.	3.000%	11/15/23	100	103
	Lennox International Inc.	1.700%	8/1/27	50	49
	Lockheed Martin Corp.	3.100%	1/15/23	100	102
	Lockheed Martin Corp.	3.550%	1/15/26	380	412
	Lockheed Martin Corp.	3.600%	3/1/35	150	167
	Lockheed Martin Corp.	4.500%	5/15/36	100	122
	Lockheed Martin Corp.	6.150%	9/1/36	300	422
	Lockheed Martin Corp.	4.070%	12/15/42	270	320
	Lockheed Martin Corp.	3.800%	3/1/45	100	115
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Lockheed Martin Corp.	4.700%	5/15/46	275	357
Lockheed Martin Corp.	2.800%	6/15/50	175	175
Lockheed Martin Corp.	4.090%	9/15/52	331	410
Norfolk Southern Corp.	2.903%	2/15/23	48	49
Norfolk Southern Corp.	3.850%	1/15/24	75	79
Norfolk Southern Corp.	3.650%	8/1/25	50	53
Norfolk Southern Corp.	2.900%	6/15/26	310	327
Norfolk Southern Corp.	7.800%	5/15/27	60	78
Norfolk Southern Corp.	3.150%	6/1/27	125	133
Norfolk Southern Corp.	3.800%	8/1/28	113	125
Norfolk Southern Corp.	2.550%	11/1/29	200	206
Norfolk Southern Corp.	4.837%	10/1/41	113	143
Norfolk Southern Corp.	4.450%	6/15/45	75	92
Norfolk Southern Corp.	4.650%	1/15/46	75	94
Norfolk Southern Corp.	4.150%	2/28/48	25	30
Norfolk Southern Corp.	4.100%	5/15/49	73	87
Norfolk Southern Corp.	3.400%	11/1/49	75	80
Norfolk Southern Corp.	3.050%	5/15/50	350	355
Norfolk Southern Corp.	4.050%	8/15/52	239	287
Norfolk Southern Corp.	3.155%	5/15/55	438	447
Norfolk Southern Corp.	4.100%	5/15/21	100	114
Northrop Grumman Corp.	3.250%	8/1/23	150	155
Northrop Grumman Corp.	2.930%	1/15/25	275	287
Northrop Grumman Corp.	3.200%	2/1/27	150	159
Northrop Grumman Corp.	3.250%	1/15/28	100	107
Northrop Grumman Corp.	4.400%	5/1/30	290	335
Northrop Grumman Corp.	5.150%	5/1/40	465	602
Northrop Grumman Corp.	5.050%	11/15/40	150	194
Northrop Grumman Corp.	4.750%	6/1/43	275	347
Northrop Grumman Corp.	4.030%	10/15/47	380	449
Northrop Grumman Corp.	5.250%	5/1/50	310	435
Nvent Finance Sarl	4.550%	4/15/28	100	111
Oshkosh Corp.	4.600%	5/15/28	185	209
Oshkosh Corp.	3.100%	3/1/30	60	62
Otis Worldwide Corp.	2.293%	4/5/27	200	204
Otis Worldwide Corp.	2.565%	2/15/30	300	304
Otis Worldwide Corp.	3.112%	2/15/40	400	410
Otis Worldwide Corp.	3.362%	2/15/50	150	159
PACCAR Financial Corp.	3.400%	8/9/23	100	104
PACCAR Financial Corp.	0.350%	8/11/23	500	496
PACCAR Financial Corp.	2.150%	8/15/24	75	77
PACCAR Financial Corp.	1.800%	2/6/25	60	61
Parker-Hannifin Corp.	2.700%	6/14/24	110	114
Parker-Hannifin Corp.	3.300%	11/21/24	290	304
Parker-Hannifin Corp.	3.250%	3/1/27	125	134
Parker-Hannifin Corp.	3.250%	6/14/29	75	79
Parker-Hannifin Corp.	6.250%	5/15/38	150	209
Parker-Hannifin Corp.	4.450%	11/21/44	200	241
Parker-Hannifin Corp.	4.000%	6/14/49	215	251
Precision Castparts Corp.	2.500%	1/15/23	200	203
Precision Castparts Corp.	3.250%	6/15/25	175	186
Precision Castparts Corp.	4.375%	6/15/45	200	247
Quanta Services Inc.	2.900%	10/1/30	400	409
Raytheon Technologies Corp.	3.200%	3/15/24	175	182
Raytheon Technologies Corp.	3.950%	8/16/25	400	434
Raytheon Technologies Corp.	3.500%	3/15/27	300	323
Raytheon Technologies Corp.	3.125%	5/4/27	225	240
Raytheon Technologies Corp.	7.200%	8/15/27	25	32
Raytheon Technologies Corp.	4.125%	11/16/28	750	839
Raytheon Technologies Corp.	2.250%	7/1/30	300	299
Raytheon Technologies Corp.	1.900%	9/1/31	200	193
Raytheon Technologies Corp.	2.375%	3/15/32	200	200
Raytheon Technologies Corp.	5.400%	5/1/35	150	195
Raytheon Technologies Corp.	6.050%	6/1/36	100	138
Raytheon Technologies Corp.	6.125%	7/15/38	50	71
Raytheon Technologies Corp.	4.450%	11/16/38	175	211
Raytheon Technologies Corp.	4.700%	12/15/41	50	62
Raytheon Technologies Corp.	4.500%	6/1/42	675	834
Raytheon Technologies Corp.	4.800%	12/15/43	65	82
Raytheon Technologies Corp.	4.150%	5/15/45	200	234
Raytheon Technologies Corp.	3.750%	11/1/46	200	223

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Raytheon Technologies Corp.	4.350%	4/15/47	250	304
	Raytheon Technologies Corp.	4.050%	5/4/47	300	349
	Raytheon Technologies Corp.	4.625%	11/16/48	350	448
	Raytheon Technologies Corp.	3.125%	7/1/50	300	306
	Raytheon Technologies Corp.	2.820%	9/1/51	200	193
	Raytheon Technologies Corp.	3.030%	3/15/52	200	201
	Republic Services Inc.	2.500%	8/15/24	200	206
	Republic Services Inc.	0.875%	11/15/25	500	486
	Republic Services Inc.	1.450%	2/15/31	500	465
	Republic Services Inc.	6.200%	3/1/40	175	250
	Republic Services Inc.	5.700%	5/15/41	100	137
	Rockwell Automation Inc.	3.500%	3/1/29	100	110
	Rockwell Automation Inc.	1.750%	8/15/31	200	195
	Rockwell Automation Inc.	4.200%	3/1/49	125	157
	Rockwell Automation Inc.	2.800%	8/15/61	200	196
	Ryder System Inc.	3.400%	3/1/23	75	77
	Ryder System Inc.	3.750%	6/9/23	225	233
	Ryder System Inc.	3.650%	3/18/24	150	158
	Ryder System Inc.	2.500%	9/1/24	50	51
	Ryder System Inc.	4.625%	6/1/25	193	212
	Ryder System Inc.	2.900%	12/1/26	100	105
	Snap-on Inc.	3.250%	3/1/27	50	54
	Snap-on Inc.	4.100%	3/1/48	75	91
	Snap-on Inc.	3.100%	5/1/50	75	79
	Southwest Airlines Co.	4.750%	5/4/23	250	262
	Southwest Airlines Co.	5.250%	5/4/25	1,000	1,111
	Southwest Airlines Co.	3.000%	11/15/26	100	105
	Southwest Airlines Co.	5.125%	6/15/27	475	544
	Southwest Airlines Co.	3.450%	11/16/27	50	53
	Southwest Airlines Co.	2.625%	2/10/30	100	100
[2]	Southwest Airlines Co. Series 2007-1 Pass Through Trust	6.150%	2/1/24	7	7
[2]	Spirit Airlines Class A Series 2015-1 Pass Through Trust	4.100%	10/1/29	17	17
	Stanley Black & Decker Inc.	3.400%	3/1/26	100	107
	Stanley Black & Decker Inc.	5.200%	9/1/40	75	98
	Stanley Black & Decker Inc.	4.000%	3/15/60	400	410
	Teledyne Technologies Inc.	0.950%	4/1/24	300	297
	Teledyne Technologies Inc.	2.750%	4/1/31	300	305
	Textron Inc.	4.000%	3/15/26	200	216
	Textron Inc.	3.650%	3/15/27	250	269
	Textron Inc.	3.900%	9/17/29	225	247
	Timken Co.	3.875%	9/1/24	100	105
	Timken Co.	4.500%	12/15/28	25	28
	Trane Technologies Global Holding Co Ltd.	4.250%	6/15/23	125	131
	Trane Technologies Global Holding Co Ltd.	5.750%	6/15/43	125	176
	Trane Technologies Luxembourg Finance SA	3.550%	11/1/24	375	397
	Trane Technologies Luxembourg Finance SA	3.500%	3/21/26	75	80
	Trane Technologies Luxembourg Finance SA	3.800%	3/21/29	225	246
	Trane Technologies Luxembourg Finance SA	4.500%	3/21/49	75	93
	Trimble Inc.	4.150%	6/15/23	50	52
	Trimble Inc.	4.750%	12/1/24	93	101
	Trimble Inc.	4.900%	6/15/28	50	57
	Tyco Electronics Group SA	3.450%	8/1/24	125	131
	Tyco Electronics Group SA	3.125%	8/15/27	200	213
	Tyco Electronics Group SA	7.125%	10/1/37	125	190
	Union Pacific Corp.	2.950%	1/15/23	25	25
	Union Pacific Corp.	3.500%	6/8/23	150	155
	Union Pacific Corp.	3.646%	2/15/24	50	52
	Union Pacific Corp.	3.150%	3/1/24	100	105
	Union Pacific Corp.	3.250%	1/15/25	206	217
	Union Pacific Corp.	3.750%	7/15/25	560	604
	Union Pacific Corp.	2.750%	3/1/26	75	79
	Union Pacific Corp.	2.400%	2/5/30	200	204
	Union Pacific Corp.	3.375%	2/1/35	100	109
	Union Pacific Corp.	2.891%	4/6/36	500	523
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Union Pacific Corp.	3.600%	9/15/37	290	325
	Union Pacific Corp.	3.250%	2/5/50	200	215
	Union Pacific Corp.	3.799%	10/1/51	560	656
	Union Pacific Corp.	2.950%	3/10/52	250	254
	Union Pacific Corp.	3.875%	2/1/55	100	117
	Union Pacific Corp.	3.950%	8/15/59	100	119
	Union Pacific Corp.	3.839%	3/20/60	386	454
	Union Pacific Corp.	2.973%	9/16/62	325	321
	Union Pacific Corp.	3.799%	4/6/71	535	620
[2]	United Airlines Class A Series 2013-1 Pass Through Trust	4.300%	2/15/27	49	51
[2]	United Airlines Class A Series 2014-1 Pass Through Trust	4.000%	10/11/27	64	67
	United Airlines Class A Series 2015-1 Pass Through Trust	3.700%	6/1/24	60	61
[2]	United Airlines Class A Series 2016-1 Pass Through Trust	3.450%	1/7/30	39	40
[2]	United Airlines Class A Series 2016-2 Pass Through Trust	3.100%	4/7/30	39	38
[2]	United Airlines Class AA Series 2015-1 Pass Through Trust	3.450%	6/1/29	129	133
[2]	United Airlines Class AA Series 2016-1 Pass Through Trust	3.100%	1/7/30	316	323
[2]	United Airlines Class AA Series 2016-2 Pass Through Trust	2.875%	4/7/30	59	60
[2]	United Airlines Class AA Series 2019-1 Pass Through Trust	4.150%	2/25/33	164	177
[2]	United Airlines Class AA Series 2019-2 Pass Through Trust	5.875%	4/15/29	623	681
[2]	United Airlines Class AA Series 2019-2 Pass Through Trust	2.700%	11/1/33	94	93
[2]	United Airlines Class B Series 2020-1 Pass Through Trust	4.875%	7/15/27	180	187
	United Parcel Service Inc.	2.500%	4/1/23	200	204
	United Parcel Service Inc.	2.800%	11/15/24	186	195
	United Parcel Service Inc.	3.900%	4/1/25	300	324
	United Parcel Service Inc.	2.400%	11/15/26	399	416
	United Parcel Service Inc.	3.400%	3/15/29	100	109
	United Parcel Service Inc.	2.500%	9/1/29	100	104
	United Parcel Service Inc.	6.200%	1/15/38	173	249
	United Parcel Service Inc.	5.200%	4/1/40	255	344
	United Parcel Service Inc.	4.875%	11/15/40	75	98
	United Parcel Service Inc.	3.625%	10/1/42	100	115
	United Parcel Service Inc.	3.400%	11/15/46	110	123
	United Parcel Service Inc.	4.250%	3/15/49	125	160
	United Parcel Service Inc.	3.400%	9/1/49	200	227
	United Parcel Service Inc.	5.300%	4/1/50	300	444
	Valmont Industries Inc.	5.000%	10/1/44	150	184
	Valmont Industries Inc.	5.250%	10/1/54	75	96
	Waste Connections Inc.	4.250%	12/1/28	51	57
	Waste Connections Inc.	3.500%	5/1/29	200	216
	Waste Connections Inc.	2.600%	2/1/30	139	142
	Waste Connections Inc.	2.200%	1/15/32	200	196
	Waste Connections Inc.	3.050%	4/1/50	75	75
	Waste Connections Inc.	2.950%	1/15/52	200	197
	Waste Management Inc.	2.400%	5/15/23	225	229
	Waste Management Inc.	0.750%	11/15/25	100	98
	Waste Management Inc.	3.150%	11/15/27	125	134
	Waste Management Inc.	1.500%	3/15/31	200	188
	Waste Management Inc.	2.950%	6/1/41	200	208
	Waste Management Inc.	2.500%	11/15/50	200	190
	Westinghouse Air Brake Technologies Corp.	4.400%	3/15/24	275	292
	Westinghouse Air Brake Technologies Corp.	3.200%	6/15/25	360	376
	Westinghouse Air Brake Technologies Corp.	4.950%	9/15/28	175	199
	WW Grainger Inc.	1.850%	2/15/25	75	76
	WW Grainger Inc.	4.600%	6/15/45	200	256
	WW Grainger Inc.	3.750%	5/15/46	75	86
	WW Grainger Inc.	4.200%	5/15/47	75	92
	Xylem Inc.	3.250%	11/1/26	100	107
	Xylem Inc.	1.950%	1/30/28	100	99

Total Bond Market Index Portfolio
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Xylem Inc.	2.250%	1/30/31	100	99
Xylem Inc.	4.375%	11/1/46	100	120
				111,315
Materials (0.8%)
Air Products and Chemicals Inc.	3.350%	7/31/24	500	526
Air Products and Chemicals Inc.	2.050%	5/15/30	200	201
Air Products and Chemicals Inc.	2.700%	5/15/40	200	202
Air Products and Chemicals Inc.	2.800%	5/15/50	200	204
Albemarle Corp.	4.150%	12/1/24	132	141
Albemarle Corp.	5.450%	12/1/44	75	98
Amcor Flexibles North America Inc.	3.100%	9/15/26	50	52
Amcor Flexibles North America Inc.	2.630%	6/19/30	125	126
Amcor Flexibles North America Inc.	2.690%	5/25/31	200	202
AngloGold Ashanti Holdings plc	3.375%	11/1/28	200	198
AngloGold Ashanti Holdings plc	3.750%	10/1/30	200	201
ArcelorMittal SA	4.550%	3/11/26	100	110
ArcelorMittal SA	4.250%	7/16/29	100	110
ArcelorMittal SA	7.000%	10/15/39	100	138
ArcelorMittal SA	6.750%	3/1/41	100	135
Avery Dennison Corp.	4.875%	12/6/28	75	87
Avery Dennison Corp.	2.650%	4/30/30	200	203
Barrick Gold Corp.	6.450%	10/15/35	75	102
Barrick North America Finance LLC	5.700%	5/30/41	450	611
Barrick North America Finance LLC	5.750%	5/1/43	150	204
Berry Global Inc.	0.950%	2/15/24	200	198
Berry Global Inc.	1.570%	1/15/26	400	391
BHP Billiton Finance USA Ltd.	4.125%	2/24/42	150	177
BHP Billiton Finance USA Ltd.	5.000%	9/30/43	575	761
Cabot Corp.	4.000%	7/1/29	55	60
Carlisle Cos. Inc.	3.500%	12/1/24	50	53
Carlisle Cos. Inc.	3.750%	12/1/27	125	135
Carlisle Cos. Inc.	2.750%	3/1/30	150	153
Celanese US Holdings LLC	3.500%	5/8/24	100	104
Celulosa Arauco y Constitucion SA	3.875%	11/2/27	300	319
Celulosa Arauco y Constitucion SA	5.500%	11/2/47	200	232
CF Industries Inc.	3.450%	6/1/23	100	103
CF Industries Inc.	5.150%	3/15/34	200	242
CF Industries Inc.	4.950%	6/1/43	300	361
CF Industries Inc.	5.375%	3/15/44	100	126
Dow Chemical Co.	4.550%	11/30/25	10	11
Dow Chemical Co.	4.800%	11/30/28	225	262
Dow Chemical Co.	2.100%	11/15/30	400	393
Dow Chemical Co.	4.250%	10/1/34	106	122
Dow Chemical Co.	9.400%	5/15/39	203	365
Dow Chemical Co.	5.250%	11/15/41	100	129
Dow Chemical Co.	4.625%	10/1/44	200	245
Dow Chemical Co.	5.550%	11/30/48	100	141
Dow Chemical Co.	3.600%	11/15/50	500	542
DuPont de Nemours Inc.	4.205%	11/15/23	475	502
DuPont de Nemours Inc.	4.493%	11/15/25	350	387
DuPont de Nemours Inc.	4.725%	11/15/28	425	493
DuPont de Nemours Inc.	5.319%	11/15/38	300	386
DuPont de Nemours Inc.	5.419%	11/15/48	475	664
Eastman Chemical Co.	3.800%	3/15/25	200	214
Eastman Chemical Co.	4.800%	9/1/42	225	271
Eastman Chemical Co.	4.650%	10/15/44	150	179
Ecolab Inc.	0.900%	12/15/23	100	100
Ecolab Inc.	2.700%	11/1/26	200	210
Ecolab Inc.	1.650%	2/1/27	100	100
Ecolab Inc.	3.250%	12/1/27	100	108
Ecolab Inc.	4.800%	3/24/30	300	360
Ecolab Inc.	1.300%	1/30/31	500	468
Ecolab Inc.	2.125%	2/1/32	100	99
Ecolab Inc.	2.700%	12/15/51	100	98
Ecolab Inc.	2.750%	8/18/55	100	98
EI du Pont de Nemours and Co.	1.700%	7/15/25	100	101
EI du Pont de Nemours and Co.	2.300%	7/15/30	100	100
Fibria Overseas Finance Ltd.	4.000%	1/14/25	150	158
FMC Corp.	4.100%	2/1/24	250	262
FMC Corp.	3.200%	10/1/26	50	53
FMC Corp.	3.450%	10/1/29	100	107
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
FMC Corp.	4.500%	10/1/49	100	120
Georgia-Pacific LLC	8.000%	1/15/24	250	284
Georgia-Pacific LLC	7.375%	12/1/25	100	121
Georgia-Pacific LLC	8.875%	5/15/31	250	387
Huntsman International LLC	2.950%	6/15/31	100	102
International Flavors & Fragrances Inc.	3.200%	5/1/23	25	26
International Flavors & Fragrances Inc.	4.450%	9/26/28	50	57
International Flavors & Fragrances Inc.	4.375%	6/1/47	90	106
International Flavors & Fragrances Inc.	5.000%	9/26/48	100	129
International Paper Co.	5.000%	9/15/35	100	125
International Paper Co.	7.300%	11/15/39	100	152
International Paper Co.	4.800%	6/15/44	200	253
International Paper Co.	4.400%	8/15/47	200	248
Kinross Gold Corp.	5.950%	3/15/24	75	81
Kinross Gold Corp.	4.500%	7/15/27	25	28
Linde Inc.	2.650%	2/5/25	147	153
Linde Inc.	1.100%	8/10/30	500	467
Linde Inc.	3.550%	11/7/42	50	57
LYB International Finance BV	5.250%	7/15/43	200	257
LYB International Finance III LLC	1.250%	10/1/25	491	484
LYB International Finance III LLC	3.375%	10/1/40	200	208
LYB International Finance III LLC	4.200%	10/15/49	135	156
LYB International Finance III LLC	3.625%	4/1/51	400	425
LyondellBasell Industries NV	4.625%	2/26/55	425	522
Martin Marietta Materials Inc.	0.650%	7/15/23	50	50
Martin Marietta Materials Inc.	4.250%	7/2/24	100	107
Martin Marietta Materials Inc.	3.450%	6/1/27	50	53
Martin Marietta Materials Inc.	3.500%	12/15/27	100	108
Martin Marietta Materials Inc.	2.500%	3/15/30	100	101
Martin Marietta Materials Inc.	2.400%	7/15/31	150	149
Martin Marietta Materials Inc.	4.250%	12/15/47	175	205
Martin Marietta Materials Inc.	3.200%	7/15/51	220	223
Mosaic Co.	4.250%	11/15/23	175	184
Mosaic Co.	4.050%	11/15/27	200	220
Mosaic Co.	5.450%	11/15/33	100	124
Mosaic Co.	4.875%	11/15/41	50	59
Mosaic Co.	5.625%	11/15/43	100	133
Newmont Corp.	2.800%	10/1/29	150	154
Newmont Corp.	2.250%	10/1/30	200	197
Newmont Corp.	2.600%	7/15/32	200	201
Newmont Corp.	5.875%	4/1/35	100	130
Newmont Corp.	6.250%	10/1/39	225	315
Newmont Corp.	5.450%	6/9/44	200	266
Nucor Corp.	2.000%	6/1/25	100	102
Nucor Corp.	3.950%	5/1/28	100	110
Nucor Corp.	2.700%	6/1/30	100	103
Nucor Corp.	2.979%	12/15/55	300	298
Nutrien Ltd.	3.000%	4/1/25	250	261
Nutrien Ltd.	4.000%	12/15/26	50	55
Nutrien Ltd.	2.950%	5/13/30	175	185
Nutrien Ltd.	4.125%	3/15/35	250	284
Nutrien Ltd.	5.625%	12/1/40	275	375
Nutrien Ltd.	4.900%	6/1/43	50	64
Nutrien Ltd.	5.250%	1/15/45	191	257
Nutrien Ltd.	5.000%	4/1/49	100	134
Owens Corning	3.400%	8/15/26	200	212
Owens Corning	3.950%	8/15/29	100	109
Owens Corning	3.875%	6/1/30	50	55
Owens Corning	4.300%	7/15/47	200	230
Owens Corning	4.400%	1/30/48	75	88
Packaging Corp. of America	3.400%	12/15/27	100	108
Packaging Corp. of America	3.000%	12/15/29	140	146
Packaging Corp. of America	4.050%	12/15/49	90	105
Packaging Corp. of America	3.050%	10/1/51	200	199
PPG Industries Inc.	2.400%	8/15/24	200	206
PPG Industries Inc.	2.550%	6/15/30	300	306
Reliance Steel & Aluminum Co.	4.500%	4/15/23	100	104
Reliance Steel & Aluminum Co.	1.300%	8/15/25	200	197

Total Bond Market Index Portfolio
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Reliance Steel & Aluminum Co.	2.150%	8/15/30	200	195
Rio Tinto Alcan Inc.	6.125%	12/15/33	225	310
Rio Tinto Finance USA Ltd.	7.125%	7/15/28	75	98
Rio Tinto Finance USA Ltd.	5.200%	11/2/40	125	166
Rio Tinto Finance USA Ltd.	2.750%	11/2/51	350	347
Rio Tinto Finance USA plc	4.750%	3/22/42	150	192
Rio Tinto Finance USA plc	4.125%	8/21/42	250	300
Rohm and Haas Co.	7.850%	7/15/29	125	170
RPM International Inc.	3.750%	3/15/27	50	54
RPM International Inc.	4.250%	1/15/48	200	230
Sherwin-Williams Co.	3.125%	6/1/24	325	340
Sherwin-Williams Co.	3.450%	8/1/25	225	239
Sherwin-Williams Co.	3.950%	1/15/26	200	217
Sherwin-Williams Co.	3.450%	6/1/27	100	108
Sherwin-Williams Co.	2.950%	8/15/29	200	211
Sherwin-Williams Co.	2.300%	5/15/30	100	100
Sherwin-Williams Co.	2.200%	3/15/32	200	198
Sherwin-Williams Co.	4.000%	12/15/42	100	114
Sherwin-Williams Co.	4.550%	8/1/45	90	111
Sherwin-Williams Co.	4.500%	6/1/47	450	561
Sherwin-Williams Co.	3.800%	8/15/49	100	113
Sherwin-Williams Co.	3.300%	5/15/50	100	105
Sherwin-Williams Co.	2.900%	3/15/52	200	196
Sonoco Products Co.	3.125%	5/1/30	105	110
Southern Copper Corp.	3.875%	4/23/25	50	54
Southern Copper Corp.	7.500%	7/27/35	100	143
Southern Copper Corp.	6.750%	4/16/40	325	456
Southern Copper Corp.	5.250%	11/8/42	300	379
Southern Copper Corp.	5.875%	4/23/45	200	274
Steel Dynamics Inc.	2.400%	6/15/25	100	103
Steel Dynamics Inc.	3.450%	4/15/30	125	134
Steel Dynamics Inc.	3.250%	1/15/31	100	105
Steel Dynamics Inc.	3.250%	10/15/50	200	202
Suzano Austria GmbH	6.000%	1/15/29	400	463
Suzano Austria GmbH	5.000%	1/15/30	200	220
Suzano Austria GmbH	3.750%	1/15/31	200	203
Suzano Austria GmbH	3.125%	1/15/32	225	218
Teck Resources Ltd.	3.900%	7/15/30	100	108
Teck Resources Ltd.	6.125%	10/1/35	150	195
Teck Resources Ltd.	6.000%	8/15/40	50	64
Teck Resources Ltd.	6.250%	7/15/41	325	433
Vale Overseas Ltd.	6.250%	8/10/26	300	348
Vale Overseas Ltd.	3.750%	7/8/30	100	104
Vale Overseas Ltd.	8.250%	1/17/34	50	70
Vale Overseas Ltd.	6.875%	11/21/36	410	545
Vale Overseas Ltd.	6.875%	11/10/39	450	604
Vale SA	5.625%	9/11/42	75	90
Vulcan Materials Co.	4.500%	4/1/25	200	217
Vulcan Materials Co.	3.500%	6/1/30	150	162
Vulcan Materials Co.	4.500%	6/15/47	125	153
Westlake Chemical Corp.	3.600%	8/15/26	300	322
Westlake Chemical Corp.	3.375%	6/15/30	100	106
Westlake Chemical Corp.	2.875%	8/15/41	100	97
Westlake Chemical Corp.	5.000%	8/15/46	200	253
Westlake Chemical Corp.	3.125%	8/15/51	200	193
Westlake Chemical Corp.	3.375%	8/15/61	100	96
WestRock MWV LLC	7.950%	2/15/31	250	352
WRKCo Inc.	3.000%	9/15/24	250	261
WRKCo Inc.	4.650%	3/15/26	100	112
WRKCo Inc.	3.375%	9/15/27	250	266
WRKCo Inc.	4.900%	3/15/29	200	233
WRKCo Inc.	3.000%	6/15/33	100	103
				40,440
Real Estate (1.1%)
Alexandria Real Estate Equities Inc.	3.450%	4/30/25	254	270
Alexandria Real Estate Equities Inc.	3.800%	4/15/26	50	54
Alexandria Real Estate Equities Inc.	4.500%	7/30/29	100	115
Alexandria Real Estate Equities Inc.	2.750%	12/15/29	200	207
Alexandria Real Estate Equities Inc.	3.375%	8/15/31	150	162
Alexandria Real Estate Equities Inc.	1.875%	2/1/33	500	470
Alexandria Real Estate Equities Inc.	4.850%	4/15/49	50	65
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Alexandria Real Estate Equities Inc.	4.000%	2/1/50	125	146
Alexandria Real Estate Equities Inc.	3.000%	5/18/51	500	497
American Campus Communities Operating Partnership LP	3.750%	4/15/23	75	77
American Campus Communities Operating Partnership LP	4.125%	7/1/24	100	107
American Campus Communities Operating Partnership LP	3.300%	7/15/26	50	53
American Campus Communities Operating Partnership LP	3.625%	11/15/27	75	80
American Campus Communities Operating Partnership LP	2.850%	2/1/30	70	72
American Homes 4 Rent LP	4.900%	2/15/29	100	116
American Homes 4 Rent LP	2.375%	7/15/31	200	197
American Homes 4 Rent LP	3.375%	7/15/51	200	202
American Tower Corp.	3.500%	1/31/23	200	205
American Tower Corp.	5.000%	2/15/24	100	108
American Tower Corp.	3.375%	5/15/24	200	209
American Tower Corp.	2.950%	1/15/25	100	104
American Tower Corp.	4.000%	6/1/25	138	148
American Tower Corp.	1.600%	4/15/26	200	198
American Tower Corp.	1.450%	9/15/26	200	196
American Tower Corp.	3.375%	10/15/26	200	212
American Tower Corp.	2.750%	1/15/27	500	516
American Tower Corp.	3.125%	1/15/27	125	131
American Tower Corp.	1.500%	1/31/28	500	479
American Tower Corp.	3.950%	3/15/29	140	153
American Tower Corp.	3.800%	8/15/29	475	517
American Tower Corp.	2.900%	1/15/30	145	149
American Tower Corp.	2.100%	6/15/30	150	145
American Tower Corp.	2.700%	4/15/31	200	201
American Tower Corp.	2.300%	9/15/31	200	194
American Tower Corp.	3.700%	10/15/49	200	214
American Tower Corp.	3.100%	6/15/50	150	146
AvalonBay Communities Inc.	2.850%	3/15/23	25	25
AvalonBay Communities Inc.	4.200%	12/15/23	400	422
AvalonBay Communities Inc.	3.450%	6/1/25	100	106
AvalonBay Communities Inc.	2.950%	5/11/26	150	159
AvalonBay Communities Inc.	2.900%	10/15/26	50	53
AvalonBay Communities Inc.	3.350%	5/15/27	75	81
AvalonBay Communities Inc.	3.200%	1/15/28	75	80
AvalonBay Communities Inc.	3.300%	6/1/29	100	108
AvalonBay Communities Inc.	2.050%	1/15/32	300	296
AvalonBay Communities Inc.	3.900%	10/15/46	50	59
AvalonBay Communities Inc.	4.350%	4/15/48	60	77
Boston Properties LP	3.125%	9/1/23	275	283
Boston Properties LP	3.200%	1/15/25	111	116
Boston Properties LP	3.650%	2/1/26	100	107
Boston Properties LP	2.750%	10/1/26	50	52
Boston Properties LP	3.400%	6/21/29	400	425
Boston Properties LP	2.900%	3/15/30	400	408
Brandywine Operating Partnership LP	3.950%	2/15/23	700	717
Brandywine Operating Partnership LP	3.950%	11/15/27	100	107
Brixmor Operating Partnership LP	3.650%	6/15/24	50	52
Brixmor Operating Partnership LP	3.850%	2/1/25	125	132
Brixmor Operating Partnership LP	4.125%	6/15/26	200	217
Brixmor Operating Partnership LP	3.900%	3/15/27	75	81
Brixmor Operating Partnership LP	4.125%	5/15/29	533	590
Brixmor Operating Partnership LP	4.050%	7/1/30	250	275
Brixmor Operating Partnership LP	2.500%	8/16/31	500	489
Camden Property Trust	3.150%	7/1/29	50	53
Camden Property Trust	2.800%	5/15/30	265	276
Camden Property Trust	3.350%	11/1/49	120	132
CBRE Services Inc.	4.875%	3/1/26	125	140
CBRE Services Inc.	2.500%	4/1/31	200	201
CC Holdings GS V LLC / Crown Castle GS III Corp.	3.849%	4/15/23	250	259
Columbia Property Trust Operating Partnership LP	4.150%	4/1/25	243	264
Columbia Property Trust Operating Partnership LP	3.650%	8/15/26	25	27

Total Bond Market Index Portfolio
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Corporate Office Properties LP	2.000%	1/15/29	350	337
Crown Castle International Corp.	3.150%	7/15/23	150	155
Crown Castle International Corp.	3.200%	9/1/24	250	261
Crown Castle International Corp.	1.350%	7/15/25	100	99
Crown Castle International Corp.	4.450%	2/15/26	250	274
Crown Castle International Corp.	3.700%	6/15/26	175	188
Crown Castle International Corp.	3.650%	9/1/27	325	350
Crown Castle International Corp.	3.800%	2/15/28	425	462
Crown Castle International Corp.	3.100%	11/15/29	100	104
Crown Castle International Corp.	3.300%	7/1/30	115	122
Crown Castle International Corp.	2.250%	1/15/31	200	195
Crown Castle International Corp.	2.500%	7/15/31	200	199
Crown Castle International Corp.	2.900%	4/1/41	500	486
Crown Castle International Corp.	4.750%	5/15/47	95	117
Crown Castle International Corp.	5.200%	2/15/49	75	96
Crown Castle International Corp.	4.150%	7/1/50	100	113
Crown Castle International Corp.	3.250%	1/15/51	200	198
CubeSmart LP	4.000%	11/15/25	50	54
CubeSmart LP	3.125%	9/1/26	100	105
CubeSmart LP	2.250%	12/15/28	200	201
CubeSmart LP	4.375%	2/15/29	50	57
CubeSmart LP	2.000%	2/15/31	75	73
CubeSmart LP	2.500%	2/15/32	200	200
CyrusOne LP / CyrusOne Finance Corp.	2.900%	11/15/24	120	124
CyrusOne LP / CyrusOne Finance Corp.	3.450%	11/15/29	275	299
Digital Realty Trust LP	4.450%	7/15/28	370	418
Digital Realty Trust LP	3.600%	7/1/29	175	190
Duke Realty LP	3.250%	6/30/26	175	186
Duke Realty LP	3.375%	12/15/27	160	171
Duke Realty LP	4.000%	9/15/28	50	56
Duke Realty LP	2.875%	11/15/29	70	73
Duke Realty LP	1.750%	7/1/30	200	191
EPR Properties	4.500%	6/1/27	141	149
EPR Properties	3.600%	11/15/31	375	373
Equinix Inc.	2.625%	11/18/24	200	206
Equinix Inc.	1.250%	7/15/25	100	98
Equinix Inc.	1.000%	9/15/25	500	487
Equinix Inc.	1.450%	5/15/26	200	196
Equinix Inc.	2.900%	11/18/26	100	104
Equinix Inc.	1.800%	7/15/27	100	99
Equinix Inc.	1.550%	3/15/28	500	482
Equinix Inc.	3.200%	11/18/29	250	263
Equinix Inc.	2.150%	7/15/30	250	243
Equinix Inc.	2.500%	5/15/31	200	200
Equinix Inc.	3.000%	7/15/50	100	96
ERP Operating LP	3.000%	4/15/23	125	128
ERP Operating LP	3.375%	6/1/25	125	132
ERP Operating LP	2.850%	11/1/26	50	52
ERP Operating LP	3.500%	3/1/28	100	109
ERP Operating LP	4.150%	12/1/28	70	79
ERP Operating LP	3.000%	7/1/29	75	79
ERP Operating LP	2.500%	2/15/30	150	154
ERP Operating LP	4.500%	7/1/44	150	189
ERP Operating LP	4.500%	6/1/45	25	32
ERP Operating LP	4.000%	8/1/47	100	120
Essex Portfolio LP	3.250%	5/1/23	25	26
Essex Portfolio LP	3.875%	5/1/24	50	53
Essex Portfolio LP	3.500%	4/1/25	166	175
Essex Portfolio LP	3.375%	4/15/26	345	365
Essex Portfolio LP	3.625%	5/1/27	100	108
Essex Portfolio LP	4.000%	3/1/29	100	111
Essex Portfolio LP	3.000%	1/15/30	110	115
Essex Portfolio LP	2.650%	3/15/32	105	106
Essex Portfolio LP	4.500%	3/15/48	120	148
Federal Realty Investment Trust	2.750%	6/1/23	25	26
Federal Realty Investment Trust	3.250%	7/15/27	50	53
Federal Realty Investment Trust	3.200%	6/15/29	25	26
Federal Realty Investment Trust	4.500%	12/1/44	150	178
GLP Capital LP / GLP Financing II Inc.	5.375%	11/1/23	100	106
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
GLP Capital LP / GLP Financing II Inc.	3.350%	9/1/24	75	78
GLP Capital LP / GLP Financing II Inc.	5.250%	6/1/25	200	220
GLP Capital LP / GLP Financing II Inc.	5.375%	4/15/26	175	195
GLP Capital LP / GLP Financing II Inc.	5.750%	6/1/28	25	29
GLP Capital LP / GLP Financing II Inc.	5.300%	1/15/29	275	311
GLP Capital LP / GLP Financing II Inc.	4.000%	1/15/30	175	185
GLP Capital LP / GLP Financing II Inc.	4.000%	1/15/31	200	213
Healthcare Realty Trust Inc.	3.625%	1/15/28	100	108
Healthcare Trust of America Holdings LP	3.500%	8/1/26	130	139
Healthcare Trust of America Holdings LP	3.750%	7/1/27	100	109
Healthcare Trust of America Holdings LP	3.100%	2/15/30	100	104
Healthcare Trust of America Holdings LP	2.000%	3/15/31	500	475
Healthpeak Properties Inc.	3.400%	2/1/25	81	85
Healthpeak Properties Inc.	3.250%	7/15/26	25	27
Healthpeak Properties Inc.	3.500%	7/15/29	125	136
Healthpeak Properties Inc.	3.000%	1/15/30	200	210
Healthpeak Properties Inc.	6.750%	2/1/41	100	150
Highwoods Realty LP	4.125%	3/15/28	75	83
Highwoods Realty LP	4.200%	4/15/29	50	55
Highwoods Realty LP	2.600%	2/1/31	250	249
Host Hotels & Resorts LP	3.875%	4/1/24	75	78
Host Hotels & Resorts LP	3.375%	12/15/29	100	102
Host Hotels & Resorts LP	2.900%	12/15/31	275	266
Hudson Pacific Properties LP	3.950%	11/1/27	100	107
Hudson Pacific Properties LP	4.650%	4/1/29	25	28
Hudson Pacific Properties LP	3.250%	1/15/30	60	63
Invitation Homes Operating Partnership LP	2.300%	11/15/28	200	198
Invitation Homes Operating Partnership LP	2.700%	1/15/34	200	196
Kilroy Realty LP	3.450%	12/15/24	50	52
Kilroy Realty LP	4.750%	12/15/28	50	57
Kilroy Realty LP	4.250%	8/15/29	104	116
Kilroy Realty LP	3.050%	2/15/30	200	207
Kilroy Realty LP	2.650%	11/15/33	500	486
Kimco Realty Corp.	3.375%	10/15/22	50	51
Kimco Realty Corp.	3.500%	4/15/23	100	103
Kimco Realty Corp.	3.125%	6/1/23	25	26
Kimco Realty Corp.	3.300%	2/1/25	58	61
Kimco Realty Corp.	2.800%	10/1/26	125	130
Kimco Realty Corp.	3.800%	4/1/27	75	81
Kimco Realty Corp.	1.900%	3/1/28	500	493
Kimco Realty Corp.	2.700%	10/1/30	100	102
Kimco Realty Corp.	4.125%	12/1/46	50	57
Kimco Realty Corp.	4.450%	9/1/47	50	60
Kite Realty Group LP	4.000%	10/1/26	200	213
Life Storage LP	3.500%	7/1/26	125	134
Life Storage LP	3.875%	12/15/27	150	165
Life Storage LP	4.000%	6/15/29	25	28
Life Storage LP	2.400%	10/15/31	200	197
LXP Industrial Trust	2.375%	10/1/31	200	192
Mid-America Apartments LP	4.300%	10/15/23	150	157
Mid-America Apartments LP	3.750%	6/15/24	50	53
Mid-America Apartments LP	3.600%	6/1/27	250	271
Mid-America Apartments LP	2.750%	3/15/30	150	155
Mid-America Apartments LP	1.700%	2/15/31	150	143
National Retail Properties Inc.	3.500%	10/15/27	350	376
National Retail Properties Inc.	4.300%	10/15/28	25	28
National Retail Properties Inc.	2.500%	4/15/30	75	76
National Retail Properties Inc.	4.800%	10/15/48	50	63
National Retail Properties Inc.	3.100%	4/15/50	50	49
Office Properties Income Trust	4.250%	5/15/24	100	104

Total Bond Market Index Portfolio
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Office Properties Income Trust	3.450%	10/15/31	250	243
Omega Healthcare Investors Inc.	4.375%	8/1/23	217	226
Omega Healthcare Investors Inc.	4.950%	4/1/24	100	107
Omega Healthcare Investors Inc.	4.500%	1/15/25	100	107
Omega Healthcare Investors Inc.	5.250%	1/15/26	100	112
Omega Healthcare Investors Inc.	4.500%	4/1/27	300	330
Omega Healthcare Investors Inc.	3.625%	10/1/29	250	260
Omega Healthcare Investors Inc.	3.375%	2/1/31	250	252
Phillips Edison Grocery Center Operating Partnership I LP	2.625%	11/15/31	500	489
Physicians Realty LP	4.300%	3/15/27	100	111
Physicians Realty LP	3.950%	1/15/28	100	110
Physicians Realty LP	2.625%	11/1/31	500	499
Piedmont Operating Partnership LP	3.400%	6/1/23	75	77
Prologis LP	2.125%	4/15/27	105	107
Prologis LP	3.875%	9/15/28	100	112
Prologis LP	4.375%	2/1/29	200	230
Prologis LP	2.250%	4/15/30	155	156
Prologis LP	1.250%	10/15/30	350	326
Prologis LP	4.375%	9/15/48	75	95
Prologis LP	3.000%	4/15/50	140	145
Public Storage	1.500%	11/9/26	225	225
Public Storage	3.094%	9/15/27	100	107
Public Storage	1.950%	11/9/28	225	225
Public Storage	3.385%	5/1/29	100	109
Public Storage	2.250%	11/9/31	225	226
Realty Income Corp.	4.600%	2/6/24	75	80
Realty Income Corp.	3.875%	7/15/24	50	53
Realty Income Corp.	3.875%	4/15/25	225	242
Realty Income Corp.	4.625%	11/1/25	75	83
Realty Income Corp.	4.125%	10/15/26	125	138
Realty Income Corp.	3.000%	1/15/27	150	158
Realty Income Corp.	3.950%	8/15/27	450	499
Realty Income Corp.	3.650%	1/15/28	190	207
Realty Income Corp.	3.250%	6/15/29	150	162
Realty Income Corp.	3.100%	12/15/29	150	159
Realty Income Corp.	3.250%	1/15/31	50	54
Realty Income Corp.	1.800%	3/15/33	500	471
Realty Income Corp.	4.650%	3/15/47	175	227
Regency Centers LP	3.600%	2/1/27	25	27
Regency Centers LP	4.125%	3/15/28	75	83
Regency Centers LP	2.950%	9/15/29	100	104
Regency Centers LP	4.400%	2/1/47	200	237
Regency Centers LP	4.650%	3/15/49	75	93
Rexford Industrial Realty LP	2.150%	9/1/31	200	190
Sabra Health Care LP	5.125%	8/15/26	25	28
Sabra Health Care LP	3.900%	10/15/29	150	157
Sabra Health Care LP	3.200%	12/1/31	200	196
Safehold Operating Partnership LP	2.850%	1/15/32	200	196
Simon Property Group LP	2.750%	6/1/23	100	102
Simon Property Group LP	3.750%	2/1/24	150	157
Simon Property Group LP	2.000%	9/13/24	145	148
Simon Property Group LP	3.500%	9/1/25	300	320
Simon Property Group LP	3.300%	1/15/26	195	207
Simon Property Group LP	3.250%	11/30/26	75	80
Simon Property Group LP	1.375%	1/15/27	500	490
Simon Property Group LP	3.375%	6/15/27	160	172
Simon Property Group LP	3.375%	12/1/27	100	107
Simon Property Group LP	1.750%	2/1/28	250	246
Simon Property Group LP	2.450%	9/13/29	145	147
Simon Property Group LP	2.650%	7/15/30	200	204
Simon Property Group LP	2.200%	2/1/31	250	245
Simon Property Group LP	2.250%	1/15/32	500	488
Simon Property Group LP	6.750%	2/1/40	125	184
Simon Property Group LP	4.750%	3/15/42	100	123
Simon Property Group LP	4.250%	11/30/46	100	119
Simon Property Group LP	3.250%	9/13/49	200	206
Simon Property Group LP	3.800%	7/15/50	200	224
SITE Centers Corp.	3.900%	8/15/24	100	103
SITE Centers Corp.	4.250%	2/1/26	70	75
Spirit Realty LP	3.200%	1/15/27	80	84
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Spirit Realty LP	2.100%	3/15/28	300	293
Spirit Realty LP	4.000%	7/15/29	60	66
Spirit Realty LP	3.400%	1/15/30	80	84
STORE Capital Corp.	4.500%	3/15/28	75	83
STORE Capital Corp.	4.625%	3/15/29	100	112
Sun Communities Operating LP	2.300%	11/1/28	200	199
Tanger Properties LP	3.125%	9/1/26	175	181
Tanger Properties LP	3.875%	7/15/27	50	53
UDR Inc.	2.950%	9/1/26	150	156
UDR Inc.	3.500%	7/1/27	150	160
UDR Inc.	3.500%	1/15/28	250	268
UDR Inc.	3.200%	1/15/30	60	63
UDR Inc.	3.000%	8/15/31	65	68
UDR Inc.	1.900%	3/15/33	200	185
UDR Inc.	3.100%	11/1/34	65	67
Ventas Realty LP	3.500%	4/15/24	75	79
Ventas Realty LP	3.750%	5/1/24	200	209
Ventas Realty LP	2.650%	1/15/25	75	77
Ventas Realty LP	4.125%	1/15/26	75	81
Ventas Realty LP	3.250%	10/15/26	75	79
Ventas Realty LP	3.850%	4/1/27	50	54
Ventas Realty LP	4.000%	3/1/28	125	138
Ventas Realty LP	3.000%	1/15/30	100	104
Ventas Realty LP	4.750%	11/15/30	330	385
Ventas Realty LP	4.875%	4/15/49	80	100
Vornado Realty LP	3.500%	1/15/25	100	105
Welltower Inc.	3.625%	3/15/24	195	205
Welltower Inc.	4.000%	6/1/25	380	410
Welltower Inc.	4.250%	4/1/26	150	164
Welltower Inc.	2.700%	2/15/27	300	313
Welltower Inc.	4.250%	4/15/28	125	140
Welltower Inc.	4.125%	3/15/29	250	280
Welltower Inc.	2.750%	1/15/31	250	255
Welltower Inc.	2.750%	1/15/32	200	202
Welltower Inc.	6.500%	3/15/41	25	36
Welltower Inc.	4.950%	9/1/48	75	98
Weyerhaeuser Co.	8.500%	1/15/25	50	60
Weyerhaeuser Co.	4.000%	11/15/29	150	167
Weyerhaeuser Co.	4.000%	4/15/30	200	223
Weyerhaeuser Co.	7.375%	3/15/32	100	141
Weyerhaeuser Co.	6.875%	12/15/33	50	68
WP Carey Inc.	4.600%	4/1/24	125	133
WP Carey Inc.	4.000%	2/1/25	50	53
WP Carey Inc.	4.250%	10/1/26	75	82
WP Carey Inc.	3.850%	7/15/29	50	55
WP Carey Inc.	2.250%	4/1/33	500	476
				54,560
Technology (2.8%)
Adobe Inc.	1.700%	2/1/23	100	101
Adobe Inc.	1.900%	2/1/25	20	20
Adobe Inc.	3.250%	2/1/25	175	185
Adobe Inc.	2.150%	2/1/27	180	185
Adobe Inc.	2.300%	2/1/30	260	266
Altera Corp.	4.100%	11/15/23	75	79
Amdocs Ltd.	2.538%	6/15/30	200	199
Analog Devices Inc.	2.950%	4/1/25	85	89
Analog Devices Inc.	3.500%	12/5/26	200	218
Analog Devices Inc.	1.700%	10/1/28	200	199
Analog Devices Inc.	2.100%	10/1/31	200	200
Analog Devices Inc.	2.800%	10/1/41	200	203
Analog Devices Inc.	2.950%	10/1/51	400	411
Apple Inc.	2.850%	2/23/23	342	350
Apple Inc.	2.400%	5/3/23	865	885
Apple Inc.	0.750%	5/11/23	400	401
Apple Inc.	3.000%	2/9/24	325	339
Apple Inc.	3.450%	5/6/24	75	79
Apple Inc.	2.850%	5/11/24	1,243	1,295
Apple Inc.	1.800%	9/11/24	150	153
Apple Inc.	2.750%	1/13/25	575	601
Apple Inc.	1.125%	5/11/25	900	898
Apple Inc.	0.550%	8/20/25	500	488

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Apple Inc.	0.700%	2/8/26	500	488
	Apple Inc.	3.250%	2/23/26	705	754
	Apple Inc.	2.450%	8/4/26	1,450	1,515
	Apple Inc.	3.200%	5/11/27	775	836
	Apple Inc.	2.900%	9/12/27	555	592
	Apple Inc.	1.200%	2/8/28	500	486
	Apple Inc.	1.400%	8/5/28	475	465
	Apple Inc.	2.200%	9/11/29	430	440
	Apple Inc.	1.250%	8/20/30	500	472
	Apple Inc.	1.650%	2/8/31	500	487
	Apple Inc.	1.700%	8/5/31	200	195
	Apple Inc.	4.500%	2/23/36	225	282
	Apple Inc.	2.375%	2/8/41	500	485
	Apple Inc.	3.850%	5/4/43	450	532
	Apple Inc.	4.450%	5/6/44	200	255
	Apple Inc.	3.450%	2/9/45	225	251
	Apple Inc.	4.375%	5/13/45	500	633
	Apple Inc.	4.650%	2/23/46	910	1,195
	Apple Inc.	3.850%	8/4/46	375	444
	Apple Inc.	4.250%	2/9/47	200	251
	Apple Inc.	3.750%	11/13/47	450	529
	Apple Inc.	2.650%	5/11/50	515	506
	Apple Inc.	2.650%	2/8/51	600	589
	Apple Inc.	2.550%	8/20/60	500	471
	Apple Inc.	2.800%	2/8/61	400	395
	Apple Inc.	2.850%	8/5/61	275	277
	Applied Materials Inc.	3.900%	10/1/25	145	158
	Applied Materials Inc.	3.300%	4/1/27	225	243
	Applied Materials Inc.	1.750%	6/1/30	200	196
	Applied Materials Inc.	5.100%	10/1/35	100	130
	Applied Materials Inc.	5.850%	6/15/41	125	182
	Applied Materials Inc.	4.350%	4/1/47	175	223
	Applied Materials Inc.	2.750%	6/1/50	200	201
	Arrow Electronics Inc.	4.500%	3/1/23	50	51
	Arrow Electronics Inc.	3.250%	9/8/24	171	178
	Arrow Electronics Inc.	4.000%	4/1/25	50	53
	Arrow Electronics Inc.	3.875%	1/12/28	100	108
	Autodesk Inc.	3.600%	12/15/22	25	26
	Autodesk Inc.	4.375%	6/15/25	100	109
	Autodesk Inc.	3.500%	6/15/27	75	81
	Autodesk Inc.	2.850%	1/15/30	75	78
	Autodesk Inc.	2.400%	12/15/31	200	200
	Automatic Data Processing Inc.	3.375%	9/15/25	200	215
	Automatic Data Processing Inc.	1.700%	5/15/28	200	200
	Automatic Data Processing Inc.	1.250%	9/1/30	400	378
	Avnet Inc.	4.875%	12/1/22	170	176
	Avnet Inc.	4.625%	4/15/26	100	110
	Broadcom Corp. / Broadcom Cayman Finance Ltd.	3.875%	1/15/27	725	786
	Broadcom Corp. / Broadcom Cayman Finance Ltd.	3.500%	1/15/28	150	160
	Broadcom Inc.	2.250%	11/15/23	200	204
	Broadcom Inc.	4.700%	4/15/25	500	547
	Broadcom Inc.	3.150%	11/15/25	278	292
	Broadcom Inc.	4.250%	4/15/26	500	547
[5]	Broadcom Inc.	1.950%	2/15/28	157	155
	Broadcom Inc.	4.110%	9/15/28	428	470
	Broadcom Inc.	4.750%	4/15/29	500	570
	Broadcom Inc.	5.000%	4/15/30	500	582
	Broadcom Inc.	4.150%	11/15/30	600	665
[5]	Broadcom Inc.	2.450%	2/15/31	500	489
	Broadcom Inc.	4.300%	11/15/32	400	451
[5]	Broadcom Inc.	3.419%	4/15/33	652	681
[5]	Broadcom Inc.	3.469%	4/15/34	436	455
[5]	Broadcom Inc.	3.187%	11/15/36	50	50
[5]	Broadcom Inc.	3.500%	2/15/41	700	713
[5]	Broadcom Inc.	3.750%	2/15/51	500	522
	Broadridge Financial Solutions Inc.	3.400%	6/27/26	100	107
	Broadridge Financial Solutions Inc.	2.900%	12/1/29	75	78
	Broadridge Financial Solutions Inc.	2.600%	5/1/31	200	202
	Cadence Design Systems Inc.	4.375%	10/15/24	100	108
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	CDW LLC / CDW Finance Corp.	4.125%	5/1/25	100	103
	CDW LLC / CDW Finance Corp.	4.250%	4/1/28	100	103
	CDW LLC / CDW Finance Corp.	3.250%	2/15/29	100	101
[5]	CGI Inc.	1.450%	9/14/26	100	98
[5]	CGI Inc.	2.300%	9/14/31	100	96
	Cisco Systems Inc.	2.200%	9/20/23	150	154
	Cisco Systems Inc.	3.625%	3/4/24	875	928
	Cisco Systems Inc.	2.950%	2/28/26	100	107
	Cisco Systems Inc.	2.500%	9/20/26	225	237
	Cisco Systems Inc.	5.500%	1/15/40	800	1,118
	Citrix Systems Inc.	4.500%	12/1/27	50	54
	Citrix Systems Inc.	3.300%	3/1/30	75	76
	Corning Inc.	4.700%	3/15/37	275	324
	Corning Inc.	5.750%	8/15/40	195	265
	Corning Inc.	3.900%	11/15/49	100	113
	Corning Inc.	4.375%	11/15/57	350	419
	Corning Inc.	5.450%	11/15/79	200	263
	Dell Inc.	6.500%	4/15/38	100	128
	Dell International LLC / EMC Corp.	5.450%	6/15/23	186	196
	Dell International LLC / EMC Corp.	4.000%	7/15/24	100	106
	Dell International LLC / EMC Corp.	5.850%	7/15/25	200	227
	Dell International LLC / EMC Corp.	6.020%	6/15/26	1,075	1,246
	Dell International LLC / EMC Corp.	4.900%	10/1/26	250	282
	Dell International LLC / EMC Corp.	6.100%	7/15/27	100	120
	Dell International LLC / EMC Corp.	5.300%	10/1/29	325	382
	Dell International LLC / EMC Corp.	6.200%	7/15/30	150	190
	Dell International LLC / EMC Corp.	8.100%	7/15/36	173	264
[5]	Dell International LLC / EMC Corp.	3.375%	12/15/41	200	198
	Dell International LLC / EMC Corp.	8.350%	7/15/46	105	176
[5]	Dell International LLC / EMC Corp.	3.450%	12/15/51	300	288
	DXC Technology Co.	1.800%	9/15/26	200	198
	DXC Technology Co.	2.375%	9/15/28	200	196
	Equifax Inc.	3.950%	6/15/23	50	52
	Equifax Inc.	2.600%	12/1/24	75	78
	Equifax Inc.	2.600%	12/15/25	100	104
	Equifax Inc.	3.100%	5/15/30	120	126
	Equifax Inc.	2.350%	9/15/31	200	197
	Fidelity National Information Services Inc.	0.375%	3/1/23	200	199
	Fidelity National Information Services Inc.	0.600%	3/1/24	200	197
	Fidelity National Information Services Inc.	1.150%	3/1/26	500	488
	Fidelity National Information Services Inc.	1.650%	3/1/28	200	194
	Fidelity National Information Services Inc.	3.750%	5/21/29	100	109
	Fidelity National Information Services Inc.	2.250%	3/1/31	300	293
	Fidelity National Information Services Inc.	3.100%	3/1/41	200	202
	Fiserv Inc.	3.800%	10/1/23	200	209
	Fiserv Inc.	2.750%	7/1/24	400	414
	Fiserv Inc.	3.850%	6/1/25	400	428
	Fiserv Inc.	3.200%	7/1/26	700	741
	Fiserv Inc.	2.250%	6/1/27	300	305
	Fiserv Inc.	4.200%	10/1/28	200	224
	Fiserv Inc.	3.500%	7/1/29	600	645
	Fiserv Inc.	2.650%	6/1/30	200	203
	Fiserv Inc.	4.400%	7/1/49	415	495
	Flex Ltd.	4.750%	6/15/25	26	28
	Flex Ltd.	4.875%	6/15/29	50	57
	Global Payments Inc.	3.750%	6/1/23	250	258
	Global Payments Inc.	4.000%	6/1/23	100	104
	Global Payments Inc.	1.500%	11/15/24	200	200
	Global Payments Inc.	2.650%	2/15/25	337	347
	Global Payments Inc.	4.800%	4/1/26	150	167
	Global Payments Inc.	2.150%	1/15/27	200	201
	Global Payments Inc.	3.200%	8/15/29	310	323
	Global Payments Inc.	2.900%	5/15/30	200	204
	Global Payments Inc.	2.900%	11/15/31	200	203
	Global Payments Inc.	4.150%	8/15/49	200	230

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Hewlett Packard Enterprise Co.	2.250%	4/1/23	200	203
	Hewlett Packard Enterprise Co.	4.450%	10/2/23	300	317
	Hewlett Packard Enterprise Co.	1.450%	4/1/24	150	151
	Hewlett Packard Enterprise Co.	4.900%	10/15/25	500	555
	Hewlett Packard Enterprise Co.	1.750%	4/1/26	150	150
	Hewlett Packard Enterprise Co.	6.200%	10/15/35	150	197
	Hewlett Packard Enterprise Co.	6.350%	10/15/45	275	368
	HP Inc.	2.200%	6/17/25	300	307
[5]	HP Inc.	1.450%	6/17/26	200	197
	HP Inc.	3.000%	6/17/27	350	368
	HP Inc.	3.400%	6/17/30	500	528
[5]	HP Inc.	2.650%	6/17/31	200	197
	HP Inc.	6.000%	9/15/41	100	133
	IHS Markit Ltd.	3.625%	5/1/24	100	105
	IHS Markit Ltd.	4.750%	8/1/28	140	162
	IHS Markit Ltd.	4.250%	5/1/29	100	113
	Intel Corp.	2.700%	12/15/22	404	412
	Intel Corp.	2.875%	5/11/24	1,050	1,093
	Intel Corp.	3.400%	3/25/25	300	319
	Intel Corp.	3.700%	7/29/25	450	485
	Intel Corp.	2.600%	5/19/26	210	220
	Intel Corp.	1.600%	8/12/28	200	198
	Intel Corp.	2.450%	11/15/29	375	388
	Intel Corp.	3.900%	3/25/30	345	392
	Intel Corp.	2.000%	8/12/31	250	248
	Intel Corp.	4.000%	12/15/32	150	175
	Intel Corp.	4.600%	3/25/40	150	187
	Intel Corp.	2.800%	8/12/41	200	199
	Intel Corp.	4.800%	10/1/41	162	210
	Intel Corp.	4.250%	12/15/42	150	182
	Intel Corp.	4.100%	5/19/46	250	296
	Intel Corp.	4.100%	5/11/47	200	240
	Intel Corp.	3.734%	12/8/47	674	764
	Intel Corp.	3.250%	11/15/49	300	317
	Intel Corp.	4.750%	3/25/50	400	532
	Intel Corp.	3.050%	8/12/51	250	256
	Intel Corp.	3.100%	2/15/60	300	302
	Intel Corp.	4.950%	3/25/60	155	218
	Intel Corp.	3.200%	8/12/61	200	205
	International Business Machines Corp.	3.375%	8/1/23	450	468
	International Business Machines Corp.	3.625%	2/12/24	450	474
	International Business Machines Corp.	3.000%	5/15/24	600	627
	International Business Machines Corp.	7.000%	10/30/25	300	362
	International Business Machines Corp.	3.450%	2/19/26	285	306
	International Business Machines Corp.	3.300%	5/15/26	700	749
	International Business Machines Corp.	1.700%	5/15/27	265	264
	International Business Machines Corp.	6.220%	8/1/27	75	92
	International Business Machines Corp.	6.500%	1/15/28	75	94
	International Business Machines Corp.	3.500%	5/15/29	750	815
	International Business Machines Corp.	1.950%	5/15/30	265	259
	International Business Machines Corp.	4.150%	5/15/39	400	462
	International Business Machines Corp.	5.600%	11/30/39	48	66
	International Business Machines Corp.	2.850%	5/15/40	265	261
	International Business Machines Corp.	4.000%	6/20/42	358	411
	International Business Machines Corp.	4.250%	5/15/49	500	606
	International Business Machines Corp.	2.950%	5/15/50	265	259
	Intuit Inc.	0.650%	7/15/23	100	100
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Intuit Inc.	0.950%	7/15/25	100	99
	Intuit Inc.	1.350%	7/15/27	100	98
	Intuit Inc.	1.650%	7/15/30	100	97
	Jabil Inc.	3.950%	1/12/28	100	109
	Jabil Inc.	3.600%	1/15/30	100	108
	Jabil Inc.	3.000%	1/15/31	150	154
	Juniper Networks Inc.	3.750%	8/15/29	200	217
	Juniper Networks Inc.	5.950%	3/15/41	25	33
	KLA Corp.	4.650%	11/1/24	250	271
	KLA Corp.	4.100%	3/15/29	150	170
	KLA Corp.	5.000%	3/15/49	75	101
	KLA Corp.	3.300%	3/1/50	150	160
[5]	Kyndryl Holdings Inc.	2.050%	10/15/26	100	98
[5]	Kyndryl Holdings Inc.	2.700%	10/15/28	100	97
[5]	Kyndryl Holdings Inc.	3.150%	10/15/31	100	97
[5]	Kyndryl Holdings Inc.	4.100%	10/15/41	100	97
	Lam Research Corp.	3.800%	3/15/25	145	155
	Lam Research Corp.	3.750%	3/15/26	150	164
	Lam Research Corp.	4.000%	3/15/29	200	224
	Lam Research Corp.	1.900%	6/15/30	250	246
	Lam Research Corp.	4.875%	3/15/49	125	170
	Lam Research Corp.	2.875%	6/15/50	150	150
	Lam Research Corp.	3.125%	6/15/60	100	102
	Leidos Inc.	2.950%	5/15/23	95	97
	Leidos Inc.	3.625%	5/15/25	100	106
	Leidos Inc.	4.375%	5/15/30	150	167
	Leidos Inc.	2.300%	2/15/31	200	192
	Marvell Technology Inc.	4.200%	6/22/23	100	104
	Marvell Technology Inc.	2.450%	4/15/28	100	102
	Marvell Technology Inc.	4.875%	6/22/28	100	114
	Marvell Technology Inc.	2.950%	4/15/31	100	102
	Mastercard Inc.	3.375%	4/1/24	300	316
	Mastercard Inc.	2.000%	3/3/25	400	410
	Mastercard Inc.	2.950%	11/21/26	100	106
	Mastercard Inc.	3.300%	3/26/27	200	216
	Mastercard Inc.	2.950%	6/1/29	275	294
	Mastercard Inc.	3.350%	3/26/30	300	330
	Mastercard Inc.	2.000%	11/18/31	200	199
	Mastercard Inc.	3.950%	2/26/48	100	120
	Mastercard Inc.	3.650%	6/1/49	250	290
	Mastercard Inc.	3.850%	3/26/50	400	481
	Maxim Integrated Products Inc.	3.450%	6/15/27	100	108
	Microchip Technology Inc.	4.333%	6/1/23	100	104
	Microchip Technology Inc.	4.250%	9/1/25	200	208
	Micron Technology Inc.	4.975%	2/6/26	100	112
	Micron Technology Inc.	4.185%	2/15/27	200	220
	Micron Technology Inc.	5.327%	2/6/29	150	177
	Micron Technology Inc.	4.663%	2/15/30	100	115
	Micron Technology Inc.	3.366%	11/1/41	100	103
	Micron Technology Inc.	3.477%	11/1/51	100	102
	Microsoft Corp.	2.375%	5/1/23	75	76
	Microsoft Corp.	2.000%	8/8/23	300	306
	Microsoft Corp.	2.875%	2/6/24	500	520
	Microsoft Corp.	3.125%	11/3/25	1,132	1,207
	Microsoft Corp.	2.400%	8/8/26	1,405	1,470
	Microsoft Corp.	3.300%	2/6/27	675	735
	Microsoft Corp.	3.500%	2/12/35	325	372
	Microsoft Corp.	3.450%	8/8/36	425	487
	Microsoft Corp.	4.100%	2/6/37	250	304
	Microsoft Corp.	3.700%	8/8/46	1,226	1,471
	Microsoft Corp.	2.525%	6/1/50	1,478	1,450
	Microsoft Corp.	2.921%	3/17/52	1,364	1,444
	Microsoft Corp.	2.675%	6/1/60	594	591
	Microsoft Corp.	3.041%	3/17/62	656	706
	Moody's Corp.	4.875%	2/15/24	250	267
	Moody's Corp.	3.250%	1/15/28	200	215
	Moody's Corp.	2.000%	8/19/31	200	195
	Moody's Corp.	2.750%	8/19/41	200	195
	Moody's Corp.	4.875%	12/17/48	125	166
	Moody's Corp.	3.250%	5/20/50	100	105
	Moody's Corp.	2.550%	8/18/60	100	88

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Moody's Corp.	3.100%	11/29/61	200	199
	Motorola Solutions Inc.	4.000%	9/1/24	240	256
	Motorola Solutions Inc.	4.600%	2/23/28	125	141
	Motorola Solutions Inc.	5.500%	9/1/44	75	98
	NetApp Inc.	3.300%	9/29/24	75	79
	NetApp Inc.	1.875%	6/22/25	150	152
	NetApp Inc.	2.375%	6/22/27	100	103
	NetApp Inc.	2.700%	6/22/30	200	201
	NVIDIA Corp.	0.309%	6/15/23	250	249
	NVIDIA Corp.	0.584%	6/14/24	250	248
	NVIDIA Corp.	3.200%	9/16/26	200	215
	NVIDIA Corp.	1.550%	6/15/28	250	247
	NVIDIA Corp.	2.850%	4/1/30	300	318
	NVIDIA Corp.	2.000%	6/15/31	250	248
	NVIDIA Corp.	3.500%	4/1/40	200	224
	NVIDIA Corp.	3.500%	4/1/50	605	691
	NVIDIA Corp.	3.700%	4/1/60	113	135
[5]	NXP BV / NXP Funding LLC	4.875%	3/1/24	200	215
[5]	NXP BV / NXP Funding LLC	5.350%	3/1/26	100	113
[5]	NXP BV / NXP Funding LLC	5.550%	12/1/28	175	210
[5]	NXP BV / NXP Funding LLC / NXP USA Inc.	4.300%	6/18/29	450	505
[5]	NXP BV / NXP Funding LLC / NXP USA Inc.	3.400%	5/1/30	200	213
[5]	NXP BV / NXP Funding LLC / NXP USA Inc.	2.500%	5/11/31	200	201
[5]	NXP BV / NXP Funding LLC / NXP USA Inc.	2.650%	2/15/32	200	201
[5]	NXP BV / NXP Funding LLC / NXP USA Inc.	3.250%	5/11/41	200	206
[5]	NXP BV / NXP Funding LLC / NXP USA Inc.	3.125%	2/15/42	100	101
[5]	NXP BV / NXP Funding LLC / NXP USA Inc.	3.250%	11/30/51	100	100
	Oracle Corp.	2.400%	9/15/23	750	765
	Oracle Corp.	3.400%	7/8/24	450	471
	Oracle Corp.	2.950%	11/15/24	425	442
	Oracle Corp.	2.500%	4/1/25	919	941
	Oracle Corp.	1.650%	3/25/26	500	496
	Oracle Corp.	2.650%	7/15/26	2,361	2,429
	Oracle Corp.	2.800%	4/1/27	500	516
	Oracle Corp.	2.300%	3/25/28	500	498
	Oracle Corp.	2.950%	4/1/30	750	758
	Oracle Corp.	2.875%	3/25/31	700	704
	Oracle Corp.	4.300%	7/8/34	325	360
	Oracle Corp.	3.900%	5/15/35	150	160
	Oracle Corp.	3.850%	7/15/36	250	263
	Oracle Corp.	3.800%	11/15/37	525	547
	Oracle Corp.	6.125%	7/8/39	250	330
	Oracle Corp.	3.600%	4/1/40	605	608
	Oracle Corp.	5.375%	7/15/40	700	851
	Oracle Corp.	3.650%	3/25/41	500	506
	Oracle Corp.	4.500%	7/8/44	250	280
	Oracle Corp.	4.125%	5/15/45	425	451
	Oracle Corp.	4.000%	7/15/46	575	598
	Oracle Corp.	4.000%	11/15/47	475	493
	Oracle Corp.	3.600%	4/1/50	1,120	1,097
	Oracle Corp.	3.950%	3/25/51	600	624
	Oracle Corp.	4.375%	5/15/55	150	164
	Oracle Corp.	3.850%	4/1/60	700	693
	Oracle Corp.	4.100%	3/25/61	300	313
	PayPal Holdings Inc.	1.350%	6/1/23	200	202
	PayPal Holdings Inc.	2.400%	10/1/24	100	103
	PayPal Holdings Inc.	1.650%	6/1/25	200	202
	PayPal Holdings Inc.	2.650%	10/1/26	300	316
	PayPal Holdings Inc.	2.850%	10/1/29	400	421
	PayPal Holdings Inc.	2.300%	6/1/30	200	203
	PayPal Holdings Inc.	3.250%	6/1/50	310	332
[5]	Qorvo Inc.	1.750%	12/15/24	100	100
	Qorvo Inc.	4.375%	10/15/29	200	214
	QUALCOMM Inc.	2.600%	1/30/23	90	92
	QUALCOMM Inc.	2.900%	5/20/24	172	179
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
QUALCOMM Inc.	3.450%	5/20/25	200	213
QUALCOMM Inc.	3.250%	5/20/27	400	432
QUALCOMM Inc.	1.300%	5/20/28	378	366
QUALCOMM Inc.	1.650%	5/20/32	414	393
QUALCOMM Inc.	4.650%	5/20/35	200	249
QUALCOMM Inc.	4.800%	5/20/45	275	365
QUALCOMM Inc.	4.300%	5/20/47	350	440
QUALCOMM Inc.	3.250%	5/20/50	200	220
RELX Capital Inc.	3.500%	3/16/23	125	129
RELX Capital Inc.	4.000%	3/18/29	100	111
RELX Capital Inc.	3.000%	5/22/30	150	158
Roper Technologies Inc.	2.350%	9/15/24	125	128
Roper Technologies Inc.	1.000%	9/15/25	500	489
Roper Technologies Inc.	3.850%	12/15/25	100	108
Roper Technologies Inc.	3.800%	12/15/26	145	159
Roper Technologies Inc.	1.400%	9/15/27	500	486
Roper Technologies Inc.	4.200%	9/15/28	175	197
Roper Technologies Inc.	2.950%	9/15/29	125	129
Roper Technologies Inc.	2.000%	6/30/30	125	120
Roper Technologies Inc.	1.750%	2/15/31	500	470
S&P Global Inc.	4.000%	6/15/25	149	161
S&P Global Inc.	2.500%	12/1/29	125	129
S&P Global Inc.	1.250%	8/15/30	400	374
S&P Global Inc.	3.250%	12/1/49	150	163
S&P Global Inc.	2.300%	8/15/60	100	87
salesforce.com Inc.	3.250%	4/11/23	200	206
salesforce.com Inc.	3.700%	4/11/28	325	360
salesforce.com Inc.	1.500%	7/15/28	200	198
salesforce.com Inc.	1.950%	7/15/31	300	297
salesforce.com Inc.	2.700%	7/15/41	250	249
salesforce.com Inc.	2.900%	7/15/51	400	408
salesforce.com Inc.	3.050%	7/15/61	250	257
ServiceNow Inc.	1.400%	9/1/30	400	373
Skyworks Solutions Inc.	1.800%	6/1/26	200	198
Teledyne FLIR LLC	2.500%	8/1/30	100	100
Texas Instruments Inc.	2.625%	5/15/24	25	26
Texas Instruments Inc.	1.375%	3/12/25	200	201
Texas Instruments Inc.	1.125%	9/15/26	200	198
Texas Instruments Inc.	2.900%	11/3/27	94	101
Texas Instruments Inc.	2.250%	9/4/29	100	102
Texas Instruments Inc.	1.750%	5/4/30	210	206
Texas Instruments Inc.	1.900%	9/15/31	150	148
Texas Instruments Inc.	3.875%	3/15/39	142	168
Texas Instruments Inc.	4.150%	5/15/48	300	377
Texas Instruments Inc.	2.700%	9/15/51	100	101
Thomson Reuters Corp.	5.500%	8/15/35	75	97
Thomson Reuters Corp.	5.850%	4/15/40	100	141
Thomson Reuters Corp.	5.650%	11/23/43	100	138
TSMC Arizona Corp.	1.750%	10/25/26	400	400
TSMC Arizona Corp.	2.500%	10/25/31	200	202
TSMC Arizona Corp.	3.125%	10/25/41	200	208
TSMC Arizona Corp.	3.250%	10/25/51	200	210
Verisk Analytics Inc.	4.000%	6/15/25	150	161
Verisk Analytics Inc.	4.125%	3/15/29	400	446
Verisk Analytics Inc.	5.500%	6/15/45	50	67
Verisk Analytics Inc.	3.625%	5/15/50	100	109
Visa Inc.	2.800%	12/14/22	550	560
Visa Inc.	3.150%	12/14/25	925	987
Visa Inc.	1.900%	4/15/27	200	203
Visa Inc.	0.750%	8/15/27	500	481
Visa Inc.	2.750%	9/15/27	150	159
Visa Inc.	1.100%	2/15/31	400	373
Visa Inc.	4.150%	12/14/35	325	389
Visa Inc.	2.700%	4/15/40	200	204
Visa Inc.	4.300%	12/14/45	725	912
Visa Inc.	3.650%	9/15/47	100	116
Visa Inc.	2.000%	8/15/50	300	264
VMware Inc.	0.600%	8/15/23	200	199
VMware Inc.	4.500%	5/15/25	200	218
VMware Inc.	1.400%	8/15/26	300	295
VMware Inc.	4.650%	5/15/27	100	113

Total Bond Market Index Portfolio
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
VMware Inc.	3.900%	8/21/27	300	328
VMware Inc.	1.800%	8/15/28	200	195
VMware Inc.	4.700%	5/15/30	500	582
VMware Inc.	2.200%	8/15/31	300	295
Western Digital Corp.	4.750%	2/15/26	300	328
Western Digital Corp.	2.850%	2/1/29	200	202
Western Union Co.	2.850%	1/10/25	108	112
Western Union Co.	1.350%	3/15/26	200	196
Western Union Co.	6.200%	11/17/36	100	123
Western Union Co.	6.200%	6/21/40	35	44
Xilinx Inc.	2.950%	6/1/24	150	156
Xilinx Inc.	2.375%	6/1/30	200	203
				135,483
Utilities (2.3%)
AEP Texas Inc.	3.950%	6/1/28	100	110
AEP Texas Inc.	2.100%	7/1/30	200	193
AEP Texas Inc.	3.800%	10/1/47	50	54
AEP Texas Inc.	3.450%	1/15/50	50	51
AEP Transmission Co. LLC	4.000%	12/1/46	75	87
AEP Transmission Co. LLC	3.750%	12/1/47	100	113
AEP Transmission Co. LLC	3.800%	6/15/49	70	80
AEP Transmission Co. LLC	3.150%	9/15/49	70	72
AES Corp.	1.375%	1/15/26	300	292
AES Corp.	2.450%	1/15/31	300	293
Alabama Power Co.	1.450%	9/15/30	500	471
Alabama Power Co.	6.125%	5/15/38	50	70
Alabama Power Co.	3.850%	12/1/42	25	28
Alabama Power Co.	4.150%	8/15/44	75	88
Alabama Power Co.	3.750%	3/1/45	150	166
Alabama Power Co.	4.300%	1/2/46	250	300
Alabama Power Co.	3.700%	12/1/47	100	111
Alabama Power Co.	4.300%	7/15/48	100	121
Alabama Power Co.	3.450%	10/1/49	550	587
Alabama Power Co.	3.125%	7/15/51	400	410
Alabama Power Co.	3.000%	3/15/52	200	201
Ameren Corp.	2.500%	9/15/24	100	103
Ameren Corp.	3.650%	2/15/26	80	85
Ameren Corp.	1.950%	3/15/27	200	201
Ameren Corp.	3.500%	1/15/31	100	108
Ameren Illinois Co.	3.800%	5/15/28	75	83
Ameren Illinois Co.	3.700%	12/1/47	150	171
Ameren Illinois Co.	3.250%	3/15/50	60	64
American Electric Power Co. Inc.	2.950%	12/15/22	25	25
American Electric Power Co. Inc.	3.200%	11/13/27	75	80
American Electric Power Co. Inc.	4.300%	12/1/28	150	168
American Electric Power Co. Inc.	3.875%	2/15/62	250	253
American Water Capital Corp.	3.400%	3/1/25	125	132
American Water Capital Corp.	2.950%	9/1/27	325	343
American Water Capital Corp.	3.450%	6/1/29	125	135
American Water Capital Corp.	2.800%	5/1/30	100	104
American Water Capital Corp.	6.593%	10/15/37	150	218
American Water Capital Corp.	4.300%	9/1/45	100	120
American Water Capital Corp.	3.750%	9/1/47	200	224
American Water Capital Corp.	4.200%	9/1/48	100	120
American Water Capital Corp.	4.150%	6/1/49	125	148
American Water Capital Corp.	3.450%	5/1/50	100	107
Appalachian Power Co.	3.300%	6/1/27	500	535
Appalachian Power Co.	4.500%	3/1/49	425	516
Appalachian Power Co.	3.700%	5/1/50	100	109
Arizona Public Service Co.	3.150%	5/15/25	100	104
Arizona Public Service Co.	2.950%	9/15/27	50	53
Arizona Public Service Co.	4.500%	4/1/42	225	263
Arizona Public Service Co.	4.350%	11/15/45	125	147
Arizona Public Service Co.	3.750%	5/15/46	125	137
Arizona Public Service Co.	4.250%	3/1/49	100	117
Arizona Public Service Co.	3.500%	12/1/49	60	62
Atmos Energy Corp.	3.000%	6/15/27	100	106
Atmos Energy Corp.	2.625%	9/15/29	50	52
Atmos Energy Corp.	5.500%	6/15/41	200	265
Atmos Energy Corp.	4.150%	1/15/43	100	116
Atmos Energy Corp.	4.125%	10/15/44	50	59
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Atmos Energy Corp.	3.375%	9/15/49	400	428
Atmos Energy Corp.	2.850%	2/15/52	200	197
Avangrid Inc.	3.150%	12/1/24	230	241
Avangrid Inc.	3.800%	6/1/29	195	213
Avista Corp.	4.350%	6/1/48	75	93
Baltimore Gas and Electric Co.	2.400%	8/15/26	334	343
Baltimore Gas and Electric Co.	2.250%	6/15/31	100	100
Baltimore Gas and Electric Co.	3.500%	8/15/46	100	109
Baltimore Gas and Electric Co.	3.750%	8/15/47	250	284
Baltimore Gas and Electric Co.	4.250%	9/15/48	50	61
Baltimore Gas and Electric Co.	3.200%	9/15/49	80	83
Baltimore Gas and Electric Co.	2.900%	6/15/50	100	100
Berkshire Hathaway Energy Co.	2.800%	1/15/23	125	128
Berkshire Hathaway Energy Co.	3.750%	11/15/23	100	105
Berkshire Hathaway Energy Co.	3.500%	2/1/25	100	106
Berkshire Hathaway Energy Co.	3.250%	4/15/28	125	134
Berkshire Hathaway Energy Co.	3.700%	7/15/30	700	777
Berkshire Hathaway Energy Co.	6.125%	4/1/36	100	136
Berkshire Hathaway Energy Co.	5.950%	5/15/37	225	303
Berkshire Hathaway Energy Co.	5.150%	11/15/43	150	193
Berkshire Hathaway Energy Co.	4.500%	2/1/45	150	182
Berkshire Hathaway Energy Co.	3.800%	7/15/48	50	56
Berkshire Hathaway Energy Co.	4.450%	1/15/49	200	248
Berkshire Hathaway Energy Co.	4.250%	10/15/50	200	244
Black Hills Corp.	4.250%	11/30/23	100	105
Black Hills Corp.	1.037%	8/23/24	200	198
Black Hills Corp.	3.950%	1/15/26	75	80
Black Hills Corp.	3.150%	1/15/27	75	78
Black Hills Corp.	3.050%	10/15/29	70	73
Black Hills Corp.	4.350%	5/1/33	75	85
Black Hills Corp.	4.200%	9/15/46	50	57
Black Hills Corp.	3.875%	10/15/49	70	78
CenterPoint Energy Houston Electric LLC	2.400%	9/1/26	300	309
CenterPoint Energy Houston Electric LLC	6.950%	3/15/33	50	69
CenterPoint Energy Houston Electric LLC	3.950%	3/1/48	75	89
CenterPoint Energy Houston Electric LLC	4.250%	2/1/49	150	187
CenterPoint Energy Houston Electric LLC	2.900%	7/1/50	100	101
CenterPoint Energy Houston Electric LLC	3.350%	4/1/51	200	221
CenterPoint Energy Inc.	3.850%	2/1/24	163	171
CenterPoint Energy Inc.	2.500%	9/1/24	100	103
CenterPoint Energy Inc.	1.450%	6/1/26	200	197
CenterPoint Energy Inc.	4.250%	11/1/28	75	84
CenterPoint Energy Inc.	2.950%	3/1/30	80	83
CenterPoint Energy Inc.	2.650%	6/1/31	200	202
CenterPoint Energy Inc.	3.700%	9/1/49	50	55
CenterPoint Energy Resources Corp.	4.000%	4/1/28	100	110
CenterPoint Energy Resources Corp.	1.750%	10/1/30	100	95
CenterPoint Energy Resources Corp.	5.850%	1/15/41	250	341
CenterPoint Energy Resources Corp.	4.100%	9/1/47	50	58
Cleco Corporate Holdings LLC	3.743%	5/1/26	100	107
Cleco Corporate Holdings LLC	4.973%	5/1/46	125	151
Cleveland Electric Illuminating Co.	5.500%	8/15/24	225	248
Cleveland Electric Illuminating Co.	5.950%	12/15/36	75	101
CMS Energy Corp.	3.000%	5/15/26	75	78
CMS Energy Corp.	3.450%	8/15/27	50	54
CMS Energy Corp.	4.875%	3/1/44	75	94
CMS Energy Corp.	4.750%	6/1/50	100	109
Commonwealth Edison Co.	2.550%	6/15/26	223	233
Commonwealth Edison Co.	2.950%	8/15/27	75	79
Commonwealth Edison Co.	2.200%	3/1/30	50	50
Commonwealth Edison Co.	5.900%	3/15/36	150	207
Commonwealth Edison Co.	6.450%	1/15/38	175	255
Commonwealth Edison Co.	4.600%	8/15/43	75	93

Total Bond Market Index Portfolio
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Commonwealth Edison Co.	4.700%	1/15/44	175	221
Commonwealth Edison Co.	3.700%	3/1/45	75	84
Commonwealth Edison Co.	3.650%	6/15/46	175	195
Commonwealth Edison Co.	3.750%	8/15/47	100	114
Commonwealth Edison Co.	4.000%	3/1/48	150	177
Commonwealth Edison Co.	4.000%	3/1/49	125	149
Commonwealth Edison Co.	3.000%	3/1/50	200	204
Connecticut Light and Power Co.	2.500%	1/15/23	125	127
Connecticut Light and Power Co.	0.750%	12/1/25	500	486
Connecticut Light and Power Co.	3.200%	3/15/27	50	53
Connecticut Light and Power Co.	4.300%	4/15/44	150	183
Connecticut Light and Power Co.	4.000%	4/1/48	160	192
Consolidated Edison Co. of New York Inc.	2.400%	6/15/31	600	604
Consolidated Edison Co. of New York Inc.	5.300%	3/1/35	200	248
Consolidated Edison Co. of New York Inc.	5.850%	3/15/36	275	361
Consolidated Edison Co. of New York Inc.	6.200%	6/15/36	75	103
Consolidated Edison Co. of New York Inc.	3.950%	3/1/43	125	136
Consolidated Edison Co. of New York Inc.	4.450%	3/15/44	200	235
Consolidated Edison Co. of New York Inc.	4.500%	12/1/45	375	442
Consolidated Edison Co. of New York Inc.	3.850%	6/15/46	145	157
Consolidated Edison Co. of New York Inc.	3.875%	6/15/47	75	82
Consolidated Edison Co. of New York Inc.	4.125%	5/15/49	400	460
Consolidated Edison Co. of New York Inc.	3.950%	4/1/50	250	287
Consolidated Edison Co. of New York Inc.	4.000%	11/15/57	75	85
Consolidated Edison Co. of New York Inc.	4.500%	5/15/58	120	148
Consumers Energy Co.	3.375%	8/15/23	275	284
Consumers Energy Co.	3.800%	11/15/28	75	84
Consumers Energy Co.	3.950%	5/15/43	75	86
Consumers Energy Co.	3.250%	8/15/46	50	53
Consumers Energy Co.	3.950%	7/15/47	50	59
Consumers Energy Co.	4.050%	5/15/48	125	150
Consumers Energy Co.	4.350%	4/15/49	80	101
Consumers Energy Co.	3.100%	8/15/50	80	84
Consumers Energy Co.	3.500%	8/1/51	400	451
Consumers Energy Co.	2.500%	5/1/60	100	88
Delmarva Power & Light Co.	3.500%	11/15/23	25	26
Delmarva Power & Light Co.	4.150%	5/15/45	100	117
Dominion Energy Inc.	3.071%	8/15/24	75	78
Dominion Energy Inc.	3.900%	10/1/25	125	135
Dominion Energy Inc.	1.450%	4/15/26	200	198
Dominion Energy Inc.	2.850%	8/15/26	454	474
Dominion Energy Inc.	4.250%	6/1/28	125	140
Dominion Energy Inc.	3.375%	4/1/30	125	133
Dominion Energy Inc.	2.250%	8/15/31	250	245
Dominion Energy Inc.	6.300%	3/15/33	75	99
Dominion Energy Inc.	5.950%	6/15/35	225	295
Dominion Energy Inc.	4.900%	8/1/41	280	346
Dominion Energy Inc.	4.050%	9/15/42	300	338
Dominion Energy Inc.	5.750%	10/1/54	100	107
Dominion Energy South Carolina Inc.	2.300%	12/1/31	100	101
Dominion Energy South Carolina Inc.	6.625%	2/1/32	50	68
Dominion Energy South Carolina Inc.	6.050%	1/15/38	125	176
Dominion Energy South Carolina Inc.	5.450%	2/1/41	75	101
Dominion Energy South Carolina Inc.	4.600%	6/15/43	75	92
DTE Electric Co.	3.650%	3/15/24	250	262
DTE Electric Co.	3.375%	3/1/25	150	158
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	DTE Electric Co.	2.250%	3/1/30	200	201
	DTE Electric Co.	2.625%	3/1/31	100	103
	DTE Electric Co.	4.000%	4/1/43	225	264
	DTE Electric Co.	3.700%	6/1/46	50	56
	DTE Electric Co.	3.750%	8/15/47	100	114
	DTE Electric Co.	3.950%	3/1/49	128	152
	DTE Electric Co.	2.950%	3/1/50	150	152
	DTE Energy Co.	2.529%	10/1/24	100	103
	DTE Energy Co.	1.050%	6/1/25	500	491
	DTE Energy Co.	2.850%	10/1/26	300	313
	DTE Energy Co.	3.400%	6/15/29	94	100
	DTE Energy Co.	2.950%	3/1/30	60	62
	Duke Energy Carolinas LLC	2.500%	3/15/23	100	102
	Duke Energy Carolinas LLC	3.050%	3/15/23	100	103
	Duke Energy Carolinas LLC	2.950%	12/1/26	100	106
	Duke Energy Carolinas LLC	3.950%	11/15/28	125	139
	Duke Energy Carolinas LLC	6.000%	12/1/28	125	154
	Duke Energy Carolinas LLC	2.450%	8/15/29	200	205
	Duke Energy Carolinas LLC	2.450%	2/1/30	100	101
	Duke Energy Carolinas LLC	2.550%	4/15/31	200	205
	Duke Energy Carolinas LLC	6.100%	6/1/37	100	136
	Duke Energy Carolinas LLC	6.000%	1/15/38	25	35
	Duke Energy Carolinas LLC	6.050%	4/15/38	25	35
	Duke Energy Carolinas LLC	5.300%	2/15/40	150	197
	Duke Energy Carolinas LLC	4.000%	9/30/42	175	201
	Duke Energy Carolinas LLC	3.875%	3/15/46	100	113
	Duke Energy Carolinas LLC	3.700%	12/1/47	100	112
	Duke Energy Carolinas LLC	3.950%	3/15/48	300	348
	Duke Energy Carolinas LLC	3.200%	8/15/49	400	416
	Duke Energy Corp.	3.750%	4/15/24	325	342
	Duke Energy Corp.	2.650%	9/1/26	80	83
	Duke Energy Corp.	3.150%	8/15/27	300	317
	Duke Energy Corp.	2.450%	6/1/30	100	100
	Duke Energy Corp.	2.550%	6/15/31	200	200
	Duke Energy Corp.	4.800%	12/15/45	125	154
	Duke Energy Corp.	3.750%	9/1/46	405	434
	Duke Energy Corp.	4.200%	6/15/49	400	457
	Duke Energy Corp.	3.500%	6/15/51	200	208
	Duke Energy Corp.	3.250%	1/15/82	200	195
	Duke Energy Florida LLC	3.800%	7/15/28	100	110
	Duke Energy Florida LLC	2.500%	12/1/29	425	435
	Duke Energy Florida LLC	1.750%	6/15/30	100	96
	Duke Energy Florida LLC	2.400%	12/15/31	200	203
	Duke Energy Florida LLC	6.350%	9/15/37	225	322
	Duke Energy Florida LLC	6.400%	6/15/38	200	289
	Duke Energy Florida LLC	3.850%	11/15/42	200	224
	Duke Energy Florida LLC	3.400%	10/1/46	100	105
	Duke Energy Florida LLC	4.200%	7/15/48	200	239
[2]	Duke Energy Florida Project Finance LLC	1.731%	9/1/24	17	17
[2]	Duke Energy Florida Project Finance LLC	2.538%	9/1/31	100	103
	Duke Energy Indiana LLC	6.350%	8/15/38	740	1,041
	Duke Energy Indiana LLC	3.750%	5/15/46	225	252
	Duke Energy Ohio Inc.	2.125%	6/1/30	100	99
	Duke Energy Ohio Inc.	3.700%	6/15/46	25	27
	Duke Energy Progress LLC	3.375%	9/1/23	25	26
	Duke Energy Progress LLC	3.700%	9/1/28	175	192
	Duke Energy Progress LLC	3.450%	3/15/29	125	135
	Duke Energy Progress LLC	2.000%	8/15/31	200	196
	Duke Energy Progress LLC	4.375%	3/30/44	300	361
	Duke Energy Progress LLC	4.150%	12/1/44	100	118
	Duke Energy Progress LLC	3.700%	10/15/46	50	56
	Duke Energy Progress LLC	3.600%	9/15/47	100	111
	Duke Energy Progress LLC	2.900%	8/15/51	434	435
	Duke Energy Progress NC Storm Funding LLC	1.295%	7/1/30	100	99
[2]	Duke Energy Progress NC Storm Funding LLC	2.387%	7/1/39	100	100
	Duke Energy Progress NC Storm Funding LLC	2.799%	7/1/43	100	101
	Eastern Energy Gas Holdings LLC	2.500%	11/15/24	100	103

Total Bond Market Index Portfolio
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Eastern Energy Gas Holdings LLC	3.600%	12/15/24	134	142
Edison International	3.125%	11/15/22	80	81
Edison International	2.950%	3/15/23	200	204
Edison International	5.750%	6/15/27	25	29
El Paso Electric Co.	6.000%	5/15/35	50	65
El Paso Electric Co.	5.000%	12/1/44	75	91
Emera US Finance LP	3.550%	6/15/26	150	160
Emera US Finance LP	4.750%	6/15/46	245	291
Enel Chile SA	4.875%	6/12/28	125	138
Entergy Arkansas LLC	3.500%	4/1/26	50	54
Entergy Arkansas LLC	2.650%	6/15/51	500	468
Entergy Corp.	2.950%	9/1/26	200	209
Entergy Corp.	2.800%	6/15/30	100	101
Entergy Corp.	3.750%	6/15/50	300	325
Entergy Gulf States Louisiana LLC	5.590%	10/1/24	223	246
Entergy Louisiana LLC	0.950%	10/1/24	200	198
Entergy Louisiana LLC	5.400%	11/1/24	382	425
Entergy Louisiana LLC	2.400%	10/1/26	75	77
Entergy Louisiana LLC	3.120%	9/1/27	100	106
Entergy Louisiana LLC	3.050%	6/1/31	100	106
Entergy Louisiana LLC	4.000%	3/15/33	150	172
Entergy Louisiana LLC	4.950%	1/15/45	150	161
Entergy Louisiana LLC	4.200%	9/1/48	200	240
Entergy Louisiana LLC	4.200%	4/1/50	100	120
Entergy Louisiana LLC	2.900%	3/15/51	300	293
Entergy Mississippi LLC	2.850%	6/1/28	125	131
Entergy Texas Inc.	1.750%	3/15/31	500	470
Essential Utilities Inc.	3.566%	5/1/29	75	81
Essential Utilities Inc.	2.704%	4/15/30	100	101
Essential Utilities Inc.	4.276%	5/1/49	85	101
Essential Utilities Inc.	3.351%	4/15/50	200	208
Evergy Inc.	2.450%	9/15/24	200	205
Evergy Inc.	2.900%	9/15/29	150	154
Evergy Kansas Central Inc.	2.550%	7/1/26	150	155
Evergy Kansas Central Inc.	3.100%	4/1/27	100	106
Evergy Kansas Central Inc.	4.125%	3/1/42	200	232
Evergy Kansas Central Inc.	4.100%	4/1/43	100	117
Evergy Kansas Central Inc.	4.250%	12/1/45	25	30
Evergy Kansas Central Inc.	3.250%	9/1/49	100	104
Evergy Metro Inc.	3.150%	3/15/23	75	77
Evergy Metro Inc.	2.250%	6/1/30	100	100
Evergy Metro Inc.	5.300%	10/1/41	100	132
Evergy Metro Inc.	4.200%	6/15/47	100	119
Eversource Energy	3.800%	12/1/23	75	79
Eversource Energy	2.900%	10/1/24	50	52
Eversource Energy	3.150%	1/15/25	168	175
Eversource Energy	3.300%	1/15/28	100	106
Eversource Energy	4.250%	4/1/29	200	223
Eversource Energy	3.450%	1/15/50	200	212
Exelon Corp.	3.950%	6/15/25	200	214
Exelon Corp.	3.400%	4/15/26	200	213
Exelon Corp.	4.050%	4/15/30	250	279
Exelon Corp.	4.950%	6/15/35	225	270
Exelon Corp.	5.625%	6/15/35	20	25
Exelon Corp.	5.100%	6/15/45	145	188
Exelon Corp.	4.450%	4/15/46	175	211
Exelon Generation Co. LLC	6.250%	10/1/39	360	453
Exelon Generation Co. LLC	5.750%	10/1/41	75	90
Exelon Generation Co. LLC	5.600%	6/15/42	155	184
Florida Power & Light Co.	3.250%	6/1/24	25	26
Florida Power & Light Co.	2.850%	4/1/25	300	314
Florida Power & Light Co.	5.625%	4/1/34	25	34
Florida Power & Light Co.	5.960%	4/1/39	375	536
Florida Power & Light Co.	4.125%	2/1/42	170	203
Florida Power & Light Co.	4.050%	6/1/42	125	148
Florida Power & Light Co.	3.800%	12/15/42	75	87
Florida Power & Light Co.	3.700%	12/1/47	150	172
Florida Power & Light Co.	3.950%	3/1/48	325	390
Florida Power & Light Co.	3.150%	10/1/49	555	595
Florida Power & Light Co.	2.875%	12/4/51	500	510
Fortis Inc.	3.055%	10/4/26	295	308
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Georgia Power Co.	2.100%	7/30/23	75	76
	Georgia Power Co.	2.200%	9/15/24	225	230
	Georgia Power Co.	3.250%	4/1/26	100	106
	Georgia Power Co.	4.750%	9/1/40	175	207
	Georgia Power Co.	4.300%	3/15/43	100	114
	Gulf Power Co.	3.300%	5/30/27	50	54
	Iberdrola International BV	6.750%	7/15/36	75	111
	Indiana Michigan Power Co.	3.850%	5/15/28	250	276
	Indiana Michigan Power Co.	3.750%	7/1/47	150	166
	Indiana Michigan Power Co.	4.250%	8/15/48	100	119
	Interstate Power and Light Co.	3.250%	12/1/24	202	212
	Interstate Power and Light Co.	4.100%	9/26/28	125	139
	Interstate Power and Light Co.	3.600%	4/1/29	60	65
	Interstate Power and Light Co.	2.300%	6/1/30	100	99
	Interstate Power and Light Co.	6.250%	7/15/39	50	70
	Interstate Power and Light Co.	3.700%	9/15/46	75	85
	ITC Holdings Corp.	3.650%	6/15/24	75	79
	ITC Holdings Corp.	3.350%	11/15/27	100	106
	ITC Holdings Corp.	5.300%	7/1/43	200	262
[2]	John Sevier Combined Cycle Generation LLC	4.626%	1/15/42	64	78
	Kentucky Utilities Co.	5.125%	11/1/40	125	160
	Kentucky Utilities Co.	4.375%	10/1/45	100	119
	Kentucky Utilities Co.	3.300%	6/1/50	200	211
	Louisville Gas and Electric Co.	3.300%	10/1/25	75	79
	Louisville Gas and Electric Co.	4.250%	4/1/49	170	208
	MidAmerican Energy Co.	3.500%	10/15/24	179	189
	MidAmerican Energy Co.	3.100%	5/1/27	150	160
	MidAmerican Energy Co.	3.650%	4/15/29	200	220
	MidAmerican Energy Co.	6.750%	12/30/31	125	172
	MidAmerican Energy Co.	5.750%	11/1/35	125	166
	MidAmerican Energy Co.	4.800%	9/15/43	100	127
	MidAmerican Energy Co.	3.950%	8/1/47	100	117
	MidAmerican Energy Co.	4.250%	7/15/49	200	247
	Mississippi Power Co.	4.250%	3/15/42	100	116
	National Fuel Gas Co.	3.750%	3/1/23	275	281
	National Fuel Gas Co.	5.500%	1/15/26	50	56
	National Fuel Gas Co.	4.750%	9/1/28	50	55
	National Fuel Gas Co.	2.950%	3/1/31	100	100
	National Grid USA	5.803%	4/1/35	50	62
	National Rural Utilities Cooperative Finance Corp.	2.700%	2/15/23	300	306
	National Rural Utilities Cooperative Finance Corp.	2.950%	2/7/24	775	803
	National Rural Utilities Cooperative Finance Corp.	1.000%	6/15/26	100	98
	National Rural Utilities Cooperative Finance Corp.	3.400%	2/7/28	150	162
	National Rural Utilities Cooperative Finance Corp.	3.900%	11/1/28	100	111
	National Rural Utilities Cooperative Finance Corp.	3.700%	3/15/29	100	110
	National Rural Utilities Cooperative Finance Corp.	2.400%	3/15/30	100	101
	National Rural Utilities Cooperative Finance Corp.	1.350%	3/15/31	100	92
	National Rural Utilities Cooperative Finance Corp.	4.023%	11/1/32	204	232
	National Rural Utilities Cooperative Finance Corp.	4.750%	4/30/43	100	102
	National Rural Utilities Cooperative Finance Corp.	5.250%	4/20/46	75	81
	National Rural Utilities Cooperative Finance Corp.	4.400%	11/1/48	400	501
	National Rural Utilities Cooperative Finance Corp.	4.300%	3/15/49	100	125
	Nevada Power Co.	3.700%	5/1/29	200	220
	Nevada Power Co.	2.400%	5/1/30	75	76
	Nevada Power Co.	6.750%	7/1/37	75	109
	Nevada Power Co.	3.125%	8/1/50	150	152
	NextEra Energy Capital Holdings Inc.	0.650%	3/1/23	500	499
	NextEra Energy Capital Holdings Inc.	3.550%	5/1/27	250	271

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	NextEra Energy Capital Holdings Inc.	1.900%	6/15/28	300	298
	NextEra Energy Capital Holdings Inc.	3.500%	4/1/29	100	108
	NextEra Energy Capital Holdings Inc.	2.750%	11/1/29	100	103
	NextEra Energy Capital Holdings Inc.	2.250%	6/1/30	500	499
	NextEra Energy Capital Holdings Inc.	4.800%	12/1/77	125	133
	NextEra Energy Capital Holdings Inc.	5.650%	5/1/79	100	113
	NiSource Inc.	0.950%	8/15/25	500	487
	NiSource Inc.	3.490%	5/15/27	250	269
	NiSource Inc.	2.950%	9/1/29	200	207
	NiSource Inc.	3.600%	5/1/30	200	216
	NiSource Inc.	1.700%	2/15/31	500	468
	NiSource Inc.	5.950%	6/15/41	77	107
	NiSource Inc.	4.800%	2/15/44	125	153
	NiSource Inc.	5.650%	2/1/45	100	136
	NiSource Inc.	4.375%	5/15/47	250	297
	NiSource Inc.	3.950%	3/30/48	200	225
	Northern States Power Co.	6.250%	6/1/36	75	107
	Northern States Power Co.	6.200%	7/1/37	50	73
	Northern States Power Co.	5.350%	11/1/39	175	239
	Northern States Power Co.	3.400%	8/15/42	105	114
	Northern States Power Co.	4.000%	8/15/45	50	59
	Northern States Power Co.	2.900%	3/1/50	250	252
	Northern States Power Co.	2.600%	6/1/51	100	96
	NSTAR Electric Co.	3.200%	5/15/27	125	134
	NSTAR Electric Co.	3.250%	5/15/29	50	54
	NSTAR Electric Co.	5.500%	3/15/40	75	103
	Oglethorpe Power Corp.	5.950%	11/1/39	50	67
	Oglethorpe Power Corp.	5.375%	11/1/40	175	224
	Ohio Edison Co.	6.875%	7/15/36	100	143
	Ohio Power Co.	4.150%	4/1/48	100	117
	Ohio Power Co.	4.000%	6/1/49	240	276
	Oklahoma Gas and Electric Co.	3.800%	8/15/28	75	83
	Oklahoma Gas and Electric Co.	3.250%	4/1/30	100	106
	Oklahoma Gas and Electric Co.	4.150%	4/1/47	50	59
	Oklahoma Gas and Electric Co.	3.850%	8/15/47	75	86
	Oncor Electric Delivery Co. LLC	2.750%	6/1/24	100	104
	Oncor Electric Delivery Co. LLC	2.950%	4/1/25	75	78
	Oncor Electric Delivery Co. LLC	3.700%	11/15/28	50	55
[5]	Oncor Electric Delivery Co. LLC	2.750%	5/15/30	200	209
	Oncor Electric Delivery Co. LLC	7.250%	1/15/33	50	73
	Oncor Electric Delivery Co. LLC	7.500%	9/1/38	125	198
	Oncor Electric Delivery Co. LLC	5.250%	9/30/40	125	166
	Oncor Electric Delivery Co. LLC	4.550%	12/1/41	75	93
	Oncor Electric Delivery Co. LLC	5.300%	6/1/42	37	50
	Oncor Electric Delivery Co. LLC	3.750%	4/1/45	100	114
	Oncor Electric Delivery Co. LLC	3.800%	9/30/47	50	58
	Oncor Electric Delivery Co. LLC	3.800%	6/1/49	200	233
	Oncor Electric Delivery Co. LLC	3.100%	9/15/49	400	419
[5]	Oncor Electric Delivery Co. LLC	2.700%	11/15/51	250	243
	Oncor Electric Delivery Co. LLC	5.350%	10/1/52	63	92
	ONE Gas Inc.	2.000%	5/15/30	100	98
	ONE Gas Inc.	4.658%	2/1/44	125	155
	ONE Gas Inc.	4.500%	11/1/48	75	92
	Pacific Gas and Electric Co.	1.700%	11/15/23	200	200
	Pacific Gas and Electric Co.	3.850%	11/15/23	985	1,013
	Pacific Gas and Electric Co.	3.450%	7/1/25	200	207
	Pacific Gas and Electric Co.	3.150%	1/1/26	300	307
	Pacific Gas and Electric Co.	3.300%	12/1/27	800	813
	Pacific Gas and Electric Co.	3.000%	6/15/28	200	200
	Pacific Gas and Electric Co.	3.750%	7/1/28	300	312
	Pacific Gas and Electric Co.	4.550%	7/1/30	700	759
	Pacific Gas and Electric Co.	4.500%	7/1/40	500	524
	Pacific Gas and Electric Co.	4.750%	2/15/44	500	522
	Pacific Gas and Electric Co.	4.300%	3/15/45	200	202
	Pacific Gas and Electric Co.	4.950%	7/1/50	800	876
	Pacific Gas and Electric Co.	3.500%	8/1/50	500	467
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	PacifiCorp	3.600%	4/1/24	125	131
	PacifiCorp	3.500%	6/15/29	100	109
	PacifiCorp	2.700%	9/15/30	50	52
	PacifiCorp	7.700%	11/15/31	450	647
	PacifiCorp	5.250%	6/15/35	640	804
	PacifiCorp	6.100%	8/1/36	100	135
	PacifiCorp	6.250%	10/15/37	125	174
	PacifiCorp	6.350%	7/15/38	75	105
	PacifiCorp	6.000%	1/15/39	300	411
	PacifiCorp	4.100%	2/1/42	200	229
	PacifiCorp	4.125%	1/15/49	100	115
	PacifiCorp	4.150%	2/15/50	200	237
	PacifiCorp	3.300%	3/15/51	100	105
	PECO Energy Co.	3.900%	3/1/48	75	88
	PECO Energy Co.	2.800%	6/15/50	200	196
	Piedmont Natural Gas Co. Inc.	3.500%	6/1/29	110	118
	Piedmont Natural Gas Co. Inc.	4.650%	8/1/43	50	60
	Piedmont Natural Gas Co. Inc.	3.640%	11/1/46	75	80
	Piedmont Natural Gas Co. Inc.	3.350%	6/1/50	100	103
	Pinnacle West Capital Corp.	1.300%	6/15/25	200	197
	Potomac Electric Power Co.	6.500%	11/15/37	250	363
	Potomac Electric Power Co.	4.150%	3/15/43	150	176
	PPL Capital Funding Inc.	3.100%	5/15/26	100	105
	PPL Electric Utilities Corp.	6.250%	5/15/39	100	144
	PPL Electric Utilities Corp.	4.125%	6/15/44	50	59
	PPL Electric Utilities Corp.	4.150%	10/1/45	155	186
	PPL Electric Utilities Corp.	3.950%	6/1/47	75	88
	Progress Energy Inc.	7.000%	10/30/31	119	161
	Progress Energy Inc.	6.000%	12/1/39	125	172
	Public Service Co. of Colorado	3.700%	6/15/28	75	82
	Public Service Co. of Colorado	1.900%	1/15/31	100	98
	Public Service Co. of Colorado	1.875%	6/15/31	200	195
	Public Service Co. of Colorado	3.600%	9/15/42	175	193
	Public Service Co. of Colorado	4.100%	6/15/48	75	89
	Public Service Co. of Colorado	2.700%	1/15/51	100	97
	Public Service Co. of New Hampshire	3.500%	11/1/23	50	52
	Public Service Co. of New Hampshire	3.600%	7/1/49	75	85
	Public Service Electric and Gas Co.	3.000%	5/15/25	80	84
	Public Service Electric and Gas Co.	2.250%	9/15/26	250	257
	Public Service Electric and Gas Co.	3.000%	5/15/27	75	79
	Public Service Electric and Gas Co.	3.200%	5/15/29	70	75
	Public Service Electric and Gas Co.	2.450%	1/15/30	50	51
	Public Service Electric and Gas Co.	3.800%	3/1/46	250	290
	Public Service Electric and Gas Co.	3.850%	5/1/49	200	234
	Public Service Electric and Gas Co.	3.150%	1/1/50	200	210
	Public Service Electric and Gas Co.	2.050%	8/1/50	500	426
	Public Service Enterprise Group Inc.	1.600%	8/15/30	500	464
	Puget Energy Inc.	3.650%	5/15/25	400	423
	Puget Energy Inc.	4.100%	6/15/30	100	108
	Puget Sound Energy Inc.	6.274%	3/15/37	125	172
	Puget Sound Energy Inc.	5.757%	10/1/39	125	169
	Puget Sound Energy Inc.	4.300%	5/20/45	100	120
	Puget Sound Energy Inc.	4.223%	6/15/48	125	149
	Puget Sound Energy Inc.	3.250%	9/15/49	90	95
	San Diego Gas & Electric Co.	2.500%	5/15/26	250	259
	San Diego Gas & Electric Co.	1.700%	10/1/30	500	480
	San Diego Gas & Electric Co.	4.500%	8/15/40	100	121
	San Diego Gas & Electric Co.	3.750%	6/1/47	75	84
	San Diego Gas & Electric Co.	4.150%	5/15/48	75	90
	San Diego Gas & Electric Co.	3.320%	4/15/50	100	106
	Sempra Energy	3.250%	6/15/27	150	159
	Sempra Energy	3.400%	2/1/28	200	213
	Sempra Energy	3.800%	2/1/38	200	220
	Sempra Energy	6.000%	10/15/39	150	207
	Sempra Energy	4.000%	2/1/48	175	196
	Sempra Energy	4.125%	4/1/52	200	202
	Sierra Pacific Power Co.	2.600%	5/1/26	100	104
[2]	Southern California Edison Co.	1.845%	2/1/22	7	7
	Southern California Edison Co.	3.400%	6/1/23	75	77

Total Bond Market Index Portfolio
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Southern California Edison Co.	3.500%	10/1/23	175	181
Southern California Edison Co.	1.100%	4/1/24	200	199
Southern California Edison Co.	3.700%	8/1/25	150	160
Southern California Edison Co.	3.650%	3/1/28	100	108
Southern California Edison Co.	4.200%	3/1/29	75	84
Southern California Edison Co.	6.650%	4/1/29	75	92
Southern California Edison Co.	2.850%	8/1/29	275	285
Southern California Edison Co.	2.250%	6/1/30	300	297
Southern California Edison Co.	2.500%	6/1/31	200	201
Southern California Edison Co.	5.750%	4/1/35	75	96
Southern California Edison Co.	5.350%	7/15/35	200	248
Southern California Edison Co.	5.625%	2/1/36	125	157
Southern California Edison Co.	5.500%	3/15/40	100	126
Southern California Edison Co.	4.500%	9/1/40	275	313
Southern California Edison Co.	4.050%	3/15/42	208	225
Southern California Edison Co.	3.900%	3/15/43	100	106
Southern California Edison Co.	4.000%	4/1/47	335	370
Southern California Edison Co.	4.125%	3/1/48	350	393
Southern California Edison Co.	4.875%	3/1/49	100	123
Southern California Edison Co.	3.650%	2/1/50	500	534
Southern California Edison Co.	3.650%	6/1/51	200	217
Southern California Gas Co.	2.600%	6/15/26	405	422
Southern California Gas Co.	2.550%	2/1/30	150	154
Southern California Gas Co.	3.750%	9/15/42	75	84
Southern California Gas Co.	4.125%	6/1/48	75	90
Southern California Gas Co.	3.950%	2/15/50	70	83
Southern Co.	3.250%	7/1/26	350	371
Southern Co.	1.750%	3/15/28	300	292
Southern Co.	4.250%	7/1/36	200	226
Southern Co.	4.400%	7/1/46	360	425
Southern Co.	4.000%	1/15/51	300	307
Southern Co.	3.750%	9/15/51	200	200
Southern Co. Gas Capital Corp.	3.250%	6/15/26	75	80
Southern Co. Gas Capital Corp.	1.750%	1/15/31	500	470
Southern Co. Gas Capital Corp.	5.875%	3/15/41	75	103
Southern Co. Gas Capital Corp.	4.400%	6/1/43	50	57
Southern Co. Gas Capital Corp.	3.950%	10/1/46	100	111
Southern Co. Gas Capital Corp.	4.400%	5/30/47	100	116
Southern Power Co.	4.150%	12/1/25	100	109
Southern Power Co.	5.150%	9/15/41	100	123
Southern Power Co.	5.250%	7/15/43	50	63
Southern Power Co.	4.950%	12/15/46	75	92
Southwest Gas Corp.	3.700%	4/1/28	50	54
Southwest Gas Corp.	3.800%	9/29/46	75	81
Southwest Gas Corp.	4.150%	6/1/49	25	28
Southwestern Electric Power Co.	2.750%	10/1/26	545	564
Southwestern Electric Power Co.	4.100%	9/15/28	100	111
Southwestern Electric Power Co.	6.200%	3/15/40	75	105
Southwestern Electric Power Co.	3.900%	4/1/45	200	218
Southwestern Electric Power Co.	3.850%	2/1/48	325	352
Southwestern Electric Power Co.	3.250%	11/1/51	200	199
Southwestern Public Service Co.	3.300%	6/15/24	165	172
Southwestern Public Service Co.	4.500%	8/15/41	100	121
Southwestern Public Service Co.	3.400%	8/15/46	275	295
Southwestern Public Service Co.	3.700%	8/15/47	75	84
Southwestern Public Service Co.	4.400%	11/15/48	275	341
Southwestern Public Service Co.	3.750%	6/15/49	75	85
Southwestern Public Service Co.	3.150%	5/1/50	100	105
Tampa Electric Co.	4.100%	6/15/42	50	58
Tampa Electric Co.	4.350%	5/15/44	50	60
Tampa Electric Co.	4.300%	6/15/48	75	92
Tampa Electric Co.	4.450%	6/15/49	125	159
Tampa Electric Co.	3.625%	6/15/50	50	56
Toledo Edison Co.	6.150%	5/15/37	75	104
Tucson Electric Power Co.	3.050%	3/15/25	50	52
Union Electric Co.	3.500%	4/15/24	250	262
Union Electric Co.	2.950%	3/15/30	500	527
Union Electric Co.	2.150%	3/15/32	200	197
Union Electric Co.	8.450%	3/15/39	150	249
Union Electric Co.	3.650%	4/15/45	125	139
Union Electric Co.	4.000%	4/1/48	275	325
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Union Electric Co.	3.250%	10/1/49	100	106
Veolia Environnement SA	6.750%	6/1/38	39	59
Virginia Electric and Power Co.	3.450%	2/15/24	50	52
Virginia Electric and Power Co.	2.950%	11/15/26	276	291
Virginia Electric and Power Co.	3.500%	3/15/27	250	270
Virginia Electric and Power Co.	3.800%	4/1/28	150	164
Virginia Electric and Power Co.	2.875%	7/15/29	275	290
Virginia Electric and Power Co.	2.300%	11/15/31	200	202
Virginia Electric and Power Co.	6.000%	1/15/36	125	171
Virginia Electric and Power Co.	6.000%	5/15/37	150	206
Virginia Electric and Power Co.	6.350%	11/30/37	50	72
Virginia Electric and Power Co.	4.000%	1/15/43	400	461
Virginia Electric and Power Co.	4.450%	2/15/44	475	581
Virginia Electric and Power Co.	4.200%	5/15/45	75	89
Virginia Electric and Power Co.	4.000%	11/15/46	100	116
Virginia Electric and Power Co.	3.800%	9/15/47	100	113
Virginia Electric and Power Co.	4.600%	12/1/48	175	224
Virginia Electric and Power Co.	3.300%	12/1/49	210	225
Virginia Electric and Power Co.	2.950%	11/15/51	200	203
Washington Gas Light Co.	3.796%	9/15/46	100	114
Washington Gas Light Co.	3.650%	9/15/49	30	34
WEC Energy Group Inc.	0.550%	9/15/23	500	496
WEC Energy Group Inc.	3.550%	6/15/25	48	51
WEC Energy Group Inc.	1.375%	10/15/27	500	483
WEC Energy Group Inc.	2.200%	12/15/28	200	200
Wisconsin Electric Power Co.	2.050%	12/15/24	100	102
Wisconsin Electric Power Co.	4.300%	10/15/48	100	122
Wisconsin Power and Light Co.	6.375%	8/15/37	100	140
Wisconsin Power and Light Co.	3.650%	4/1/50	50	57
Xcel Energy Inc.	3.300%	6/1/25	325	341
Xcel Energy Inc.	3.350%	12/1/26	75	80
Xcel Energy Inc.	1.750%	3/15/27	200	199
Xcel Energy Inc.	4.000%	6/15/28	75	83
Xcel Energy Inc.	2.600%	12/1/29	200	204
Xcel Energy Inc.	3.400%	6/1/30	250	269
Xcel Energy Inc.	3.500%	12/1/49	100	107
				114,301
Total Corporate Bonds (Cost $1,304,463)				1,392,222
Sovereign Bonds (3.7%)
African Development Bank	3.000%	9/20/23	275	286
African Development Bank	0.875%	3/23/26	600	590
African Development Bank	0.875%	7/22/26	400	393
Asian Development Bank	1.625%	1/24/23	200	202
Asian Development Bank	2.750%	3/17/23	1,000	1,026
Asian Development Bank	0.250%	7/14/23	1,300	1,292
Asian Development Bank	0.250%	10/6/23	600	595
Asian Development Bank	2.625%	1/30/24	1,000	1,038
Asian Development Bank	0.375%	6/11/24	1,200	1,186
Asian Development Bank	0.625%	10/8/24	700	693
Asian Development Bank	1.500%	10/18/24	500	507
Asian Development Bank	2.000%	1/22/25	300	309
Asian Development Bank	0.625%	4/29/25	700	689
Asian Development Bank	0.375%	9/3/25	1,000	972
Asian Development Bank	0.500%	2/4/26	850	825
Asian Development Bank	2.000%	4/24/26	100	103
Asian Development Bank	2.625%	1/12/27	200	212
Asian Development Bank	2.375%	8/10/27	275	289
Asian Development Bank	6.220%	8/15/27	100	125
Asian Development Bank	2.500%	11/2/27	673	713
Asian Development Bank	1.250%	6/9/28	210	207
Asian Development Bank	5.820%	6/16/28	148	187
Asian Development Bank	3.125%	9/26/28	130	144
Asian Development Bank	1.750%	9/19/29	200	203
Asian Development Bank	1.875%	1/24/30	200	205
Asian Development Bank	0.750%	10/8/30	500	467
Asian Development Bank	1.500%	3/4/31	500	497
Asian Infrastructure Investment Bank	0.250%	9/29/23	500	496
Asian Infrastructure Investment Bank	2.250%	5/16/24	500	516

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Asian Infrastructure Investment Bank	0.500%	5/28/25	400	391
	Asian Infrastructure Investment Bank	0.500%	1/27/26	600	582
	Canada	1.625%	1/22/25	550	559
	Canada	0.750%	5/19/26	800	782
	Corp. Andina de Fomento	2.750%	1/6/23	125	127
	Corp. Andina de Fomento	2.375%	5/12/23	100	102
	Corp. Andina de Fomento	3.750%	11/23/23	925	969
	Corp. Andina de Fomento	1.250%	10/26/24	300	299
	Council of Europe Development Bank	2.625%	2/13/23	425	435
	Council of Europe Development Bank	0.250%	6/10/23	100	99
	Council of Europe Development Bank	0.250%	10/20/23	500	496
	Council of Europe Development Bank	1.375%	2/27/25	200	202
	Council of Europe Development Bank	0.875%	9/22/26	200	196
	European Bank for Reconstruction & Development	2.750%	3/7/23	925	949
	European Bank for Reconstruction & Development	0.250%	7/10/23	200	199
	European Bank for Reconstruction & Development	1.625%	9/27/24	270	275
	European Bank for Reconstruction & Development	1.500%	2/13/25	100	101
	European Bank for Reconstruction & Development	0.500%	5/19/25	100	98
	European Bank for Reconstruction & Development	0.500%	11/25/25	500	486
	European Bank for Reconstruction & Development	0.500%	1/28/26	500	485
	European Investment Bank	2.500%	3/15/23	600	614
	European Investment Bank	1.375%	5/15/23	600	606
	European Investment Bank	2.875%	8/15/23	800	828
	European Investment Bank	0.250%	9/15/23	1,750	1,737
	European Investment Bank	3.125%	12/14/23	500	523
	European Investment Bank	3.250%	1/29/24	810	851
	European Investment Bank	2.625%	3/15/24	530	551
	European Investment Bank	2.250%	6/24/24	550	568
	European Investment Bank	2.500%	10/15/24	276	288
	European Investment Bank	1.875%	2/10/25	1,050	1,077
	European Investment Bank	1.625%	3/14/25	100	102
	European Investment Bank	0.625%	7/25/25	1,600	1,571
	European Investment Bank	0.375%	12/15/25	2,000	1,935
	European Investment Bank	0.375%	3/26/26	1,000	964
	European Investment Bank	0.750%	10/26/26	450	438
	European Investment Bank	2.375%	5/24/27	225	237
	European Investment Bank	0.625%	10/21/27	500	477
	European Investment Bank	1.625%	10/9/29	125	126
	European Investment Bank	0.875%	5/17/30	200	190
	European Investment Bank	0.750%	9/23/30	500	468
	European Investment Bank	1.250%	2/14/31	500	487
	European Investment Bank	4.875%	2/15/36	325	449
[6]	Export Development Canada	2.500%	1/24/23	40	41
[6]	Export Development Canada	1.375%	2/24/23	1,000	1,009
[6]	Export Development Canada	2.625%	2/21/24	250	259
	Export-Import Bank of Korea	3.625%	11/27/23	200	210
	Export-Import Bank of Korea	4.000%	1/14/24	650	690
	Export-Import Bank of Korea	2.625%	5/26/26	200	210
	Export-Import Bank of Korea	1.250%	9/21/30	500	476
	Export-Import Bank of Korea	2.500%	6/29/41	350	355
	FMS Wertmanagement	2.750%	3/6/23	300	308
	Hydro-Quebec	8.050%	7/7/24	325	378
	Inter-American Development Bank	2.500%	1/18/23	1,025	1,046
	Inter-American Development Bank	0.500%	5/24/23	400	399
	Inter-American Development Bank	3.000%	10/4/23	625	650
	Inter-American Development Bank	0.250%	11/15/23	1,000	991
	Inter-American Development Bank	2.625%	1/16/24	150	156
	Inter-American Development Bank	3.000%	2/21/24	900	942
	Inter-American Development Bank	0.500%	9/23/24	1,200	1,185
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Inter-American Development Bank	2.125%	1/15/25	1,100	1,136
	Inter-American Development Bank	1.750%	3/14/25	200	204
	Inter-American Development Bank	0.875%	4/3/25	500	497
	Inter-American Development Bank	7.000%	6/15/25	134	160
	Inter-American Development Bank	0.625%	7/15/25	1,300	1,277
	Inter-American Development Bank	0.875%	4/20/26	500	492
	Inter-American Development Bank	2.000%	6/2/26	750	773
	Inter-American Development Bank	2.000%	7/23/26	100	103
	Inter-American Development Bank	2.375%	7/7/27	450	473
	Inter-American Development Bank	0.625%	9/16/27	800	764
	Inter-American Development Bank	1.125%	7/20/28	300	293
	Inter-American Development Bank	3.125%	9/18/28	875	966
	Inter-American Development Bank	1.125%	1/13/31	350	337
	Inter-American Development Bank	3.875%	10/28/41	200	256
	Inter-American Development Bank	3.200%	8/7/42	100	117
	International Bank for Reconstruction & Development	0.125%	4/20/23	800	795
	International Bank for Reconstruction & Development	1.875%	6/19/23	1,100	1,120
	International Bank for Reconstruction & Development	3.000%	9/27/23	1,125	1,169
	International Bank for Reconstruction & Development	0.250%	11/24/23	700	694
	International Bank for Reconstruction & Development	2.500%	3/19/24	1,100	1,141
	International Bank for Reconstruction & Development	1.500%	8/28/24	695	706
	International Bank for Reconstruction & Development	2.500%	11/25/24	750	783
	International Bank for Reconstruction & Development	1.625%	1/15/25	200	204
	International Bank for Reconstruction & Development	0.625%	4/22/25	1,500	1,478
	International Bank for Reconstruction & Development	0.375%	7/28/25	1,500	1,460
	International Bank for Reconstruction & Development	2.500%	7/29/25	1,150	1,204
	International Bank for Reconstruction & Development	0.500%	10/28/25	2,000	1,949
	International Bank for Reconstruction & Development	3.125%	11/20/25	470	504
	International Bank for Reconstruction & Development	0.875%	7/15/26	525	516
	International Bank for Reconstruction & Development	2.500%	11/22/27	350	371
	International Bank for Reconstruction & Development	0.750%	11/24/27	900	865
	International Bank for Reconstruction & Development	1.125%	9/13/28	1,500	1,465
	International Bank for Reconstruction & Development	1.750%	10/23/29	200	203
	International Bank for Reconstruction & Development	0.875%	5/14/30	400	379
	International Bank for Reconstruction & Development	0.750%	8/26/30	800	750
	International Bank for Reconstruction & Development	1.250%	2/10/31	650	633
	International Bank for Reconstruction & Development	1.625%	11/3/31	1,500	1,501
	International Bank for Reconstruction & Development	4.750%	2/15/35	250	332
	International Finance Corp.	2.875%	7/31/23	575	595
	International Finance Corp.	1.375%	10/16/24	200	202
	International Finance Corp.	0.375%	7/16/25	400	389
	International Finance Corp.	2.125%	4/7/26	600	622
[7]	Israel Government Aid Bond	5.500%	12/4/23	50	54
[7]	Israel Government Aid Bond	5.500%	4/26/24	475	524
[7]	Israel Government Aid Bond	5.500%	9/18/33	100	137
[8]	Japan Bank for International Cooperation	2.500%	6/1/22	450	454
[8]	Japan Bank for International Cooperation	1.750%	1/23/23	500	506
[8]	Japan Bank for International Cooperation	0.625%	5/22/23	200	200

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[8]	Japan Bank for International Cooperation	3.250%	7/20/23	300	311
[8]	Japan Bank for International Cooperation	3.375%	7/31/23	100	104
[8]	Japan Bank for International Cooperation	0.375%	9/15/23	600	596
[8]	Japan Bank for International Cooperation	3.375%	10/31/23	400	418
[8]	Japan Bank for International Cooperation	0.500%	4/15/24	500	495
[8]	Japan Bank for International Cooperation	3.000%	5/29/24	500	524
[8]	Japan Bank for International Cooperation	1.750%	10/17/24	200	204
[8]	Japan Bank for International Cooperation	2.125%	2/10/25	330	339
[8]	Japan Bank for International Cooperation	0.625%	7/15/25	400	391
[8]	Japan Bank for International Cooperation	2.750%	1/21/26	442	466
[8]	Japan Bank for International Cooperation	2.375%	4/20/26	200	208
[8]	Japan Bank for International Cooperation	2.250%	11/4/26	200	207
[8]	Japan Bank for International Cooperation	2.875%	7/21/27	200	213
[8]	Japan Bank for International Cooperation	2.750%	11/16/27	800	850
[8]	Japan Bank for International Cooperation	3.250%	7/20/28	300	331
[8]	Japan Bank for International Cooperation	3.500%	10/31/28	350	392
[8]	Japan Bank for International Cooperation	1.250%	1/21/31	500	480
[8]	Japan International Cooperation Agency	2.750%	4/27/27	300	318
[8]	Japan International Cooperation Agency	1.750%	4/28/31	200	200
[9]	KFW	2.125%	1/17/23	1,025	1,042
[9]	KFW	1.625%	2/15/23	1,200	1,215
[9]	KFW	0.250%	4/25/23	600	598
[9]	KFW	0.250%	10/19/23	800	793
[9]	KFW	2.625%	2/28/24	400	416
[9]	KFW	0.250%	3/8/24	700	692
[9]	KFW	1.375%	8/5/24	900	910
[9]	KFW	0.500%	9/20/24	825	815
[9]	KFW	2.500%	11/20/24	1,800	1,877
[9]	KFW	2.000%	5/2/25	150	154
[9]	KFW	0.375%	7/18/25	1,500	1,460
[9]	KFW	0.625%	1/22/26	1,000	975
[9]	KFW	1.000%	10/1/26	1,000	986
[9]	KFW	2.875%	4/3/28	500	543
[9]	KFW	1.750%	9/14/29	175	178
[9]	KFW	0.000%	4/18/36	400	309
[9]	KFW	0.000%	6/29/37	200	151
[7]	Kingdom of Jordan AID	3.000%	6/30/25	200	212
	Korea Development Bank	3.375%	3/12/23	700	721
	Korea Development Bank	3.750%	1/22/24	500	528
	Korea Development Bank	2.125%	10/1/24	200	206
	Korea Development Bank	0.750%	1/25/25	200	197
	Korea Development Bank	1.375%	4/25/27	200	197
	Korea Development Bank	1.625%	1/19/31	400	392
[9]	Landwirtschaftliche Rentenbank	3.125%	11/14/23	100	104
[9]	Landwirtschaftliche Rentenbank	2.000%	1/13/25	850	874
[9]	Landwirtschaftliche Rentenbank	0.500%	5/27/25	400	391
[9]	Landwirtschaftliche Rentenbank	2.375%	6/10/25	475	494
[9]	Landwirtschaftliche Rentenbank	1.750%	7/27/26	275	280
[9]	Landwirtschaftliche Rentenbank	2.500%	11/15/27	250	264
[9]	Landwirtschaftliche Rentenbank	0.875%	9/3/30	500	472
	Nordic Investment Bank	0.375%	5/19/23	200	199
	Nordic Investment Bank	2.875%	7/19/23	200	207
	Nordic Investment Bank	2.250%	5/21/24	200	206
	Nordic Investment Bank	0.375%	9/11/25	600	583
	Nordic Investment Bank	0.500%	1/21/26	200	194
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[10]	Oesterreichische Kontrollbank AG	2.875%	3/13/23	500	513
[10]	Oesterreichische Kontrollbank AG	3.125%	11/7/23	200	209
[10]	Oesterreichische Kontrollbank AG	1.500%	2/12/25	100	101
[10]	Oesterreichische Kontrollbank AG	0.375%	9/17/25	500	485
[10]	Oesterreichische Kontrollbank AG	0.500%	2/2/26	500	485
[2]	Oriental Republic of Uruguay	4.500%	8/14/24	303	321
[2]	Oriental Republic of Uruguay	4.375%	10/27/27	150	169
[2]	Oriental Republic of Uruguay	4.375%	1/23/31	387	446
[2]	Oriental Republic of Uruguay	7.625%	3/21/36	195	294
[2]	Oriental Republic of Uruguay	5.100%	6/18/50	765	1,014
[2]	Oriental Republic of Uruguay	4.975%	4/20/55	500	656
	Province of Alberta	3.350%	11/1/23	375	392
	Province of Alberta	2.950%	1/23/24	300	313
	Province of Alberta	1.875%	11/13/24	450	460
	Province of Alberta	1.000%	5/20/25	485	481
	Province of Alberta	3.300%	3/15/28	250	274
	Province of Alberta	1.300%	7/22/30	500	477
	Province of British Columbia	1.750%	9/27/24	225	229
	Province of British Columbia	2.250%	6/2/26	300	312
	Province of British Columbia	0.900%	7/20/26	300	294
	Province of Manitoba	2.600%	4/16/24	150	156
	Province of Manitoba	2.125%	6/22/26	90	93
	Province of Manitoba	1.500%	10/25/28	350	346
	Province of New Brunswick	3.625%	2/24/28	105	118
	Province of Ontario	3.400%	10/17/23	760	795
	Province of Ontario	3.050%	1/29/24	250	261
	Province of Ontario	3.200%	5/16/24	150	158
	Province of Ontario	2.500%	4/27/26	250	261
	Province of Ontario	2.300%	6/15/26	900	934
	Province of Ontario	2.000%	10/2/29	585	595
	Province of Ontario	1.125%	10/7/30	500	473
	Province of Ontario	1.600%	2/25/31	600	587
	Province of Ontario	1.800%	10/14/31	200	198
	Province of Quebec	2.625%	2/13/23	425	434
	Province of Quebec	1.500%	2/11/25	441	446
	Province of Quebec	0.600%	7/23/25	500	489
	Province of Quebec	2.500%	4/20/26	200	210
	Province of Quebec	2.750%	4/12/27	850	903
	Province of Quebec	7.500%	9/15/29	475	664
	Province of Quebec	1.350%	5/28/30	400	388
	Province of Quebec	1.900%	4/21/31	1,700	1,713
	Republic of Chile	2.250%	10/30/22	175	177
	Republic of Chile	3.125%	1/21/26	485	510
	Republic of Chile	3.240%	2/6/28	460	485
	Republic of Chile	2.450%	1/31/31	200	199
	Republic of Chile	2.550%	7/27/33	650	633
	Republic of Chile	3.500%	1/25/50	675	702
	Republic of Chile	3.100%	1/22/61	700	651
	Republic of Chile	3.250%	9/21/71	200	185
	Republic of Hungary	5.375%	2/21/23	400	420
	Republic of Hungary	5.750%	11/22/23	400	434
	Republic of Hungary	5.375%	3/25/24	350	381
	Republic of Hungary	7.625%	3/29/41	240	393
	Republic of Indonesia	2.950%	1/11/23	425	434
	Republic of Indonesia	4.100%	4/24/28	200	223
	Republic of Indonesia	4.750%	2/11/29	425	495
	Republic of Indonesia	3.400%	9/18/29	200	216
	Republic of Indonesia	2.850%	2/14/30	200	209
	Republic of Indonesia	3.850%	10/15/30	200	225
[5]	Republic of Indonesia	4.750%	7/18/47	200	243
	Republic of Indonesia	4.350%	1/11/48	725	834
	Republic of Indonesia	3.700%	10/30/49	200	212
	Republic of Indonesia	4.200%	10/15/50	430	493
	Republic of Indonesia	3.050%	3/12/51	400	395
	Republic of Indonesia	3.200%	9/23/61	200	193
	Republic of Indonesia	4.450%	4/15/70	200	237
	Republic of Italy	6.875%	9/27/23	590	648
	Republic of Italy	0.875%	5/6/24	500	495
	Republic of Italy	2.375%	10/17/24	475	487
	Republic of Italy	1.250%	2/17/26	500	487
	Republic of Italy	2.875%	10/17/29	400	409

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Republic of Italy	5.375%	6/15/33	475	588
	Republic of Italy	4.000%	10/17/49	500	551
	Republic of Italy	3.875%	5/6/51	400	428
	Republic of Korea	3.875%	9/11/23	200	210
	Republic of Korea	5.625%	11/3/25	100	116
	Republic of Korea	2.750%	1/19/27	1,000	1,058
	Republic of Korea	1.750%	10/15/31	200	201
	Republic of Korea	3.875%	9/20/48	125	162
	Republic of Panama	4.000%	9/22/24	200	213
	Republic of Panama	3.750%	3/16/25	207	219
	Republic of Panama	7.125%	1/29/26	168	202
	Republic of Panama	8.875%	9/30/27	238	320
	Republic of Panama	3.875%	3/17/28	460	497
	Republic of Panama	9.375%	4/1/29	300	430
	Republic of Panama	2.252%	9/29/32	500	475
[2]	Republic of Panama	6.700%	1/26/36	292	391
[2]	Republic of Panama	4.500%	4/16/50	810	893
[2]	Republic of Panama	4.300%	4/29/53	400	430
	Republic of Panama	4.500%	4/1/56	500	551
[2]	Republic of Panama	3.870%	7/23/60	700	700
	Republic of Peru	7.350%	7/21/25	225	268
	Republic of Peru	2.392%	1/23/26	200	203
	Republic of Peru	2.783%	1/23/31	900	896
	Republic of Peru	1.862%	12/1/32	750	685
	Republic of Peru	8.750%	11/21/33	645	1,003
	Republic of Peru	3.000%	1/15/34	450	449
[2]	Republic of Peru	6.550%	3/14/37	325	443
	Republic of Peru	3.300%	3/11/41	200	201
	Republic of Peru	5.625%	11/18/50	200	281
	Republic of Peru	3.550%	3/10/51	200	208
	Republic of Peru	3.600%	1/15/72	275	269
	Republic of Peru	3.230%	7/28/21	525	453
	Republic of Philippines	9.500%	10/21/24	350	430
	Republic of Philippines	10.625%	3/16/25	100	130
	Republic of Philippines	5.500%	3/30/26	225	262
	Republic of Philippines	3.000%	2/1/28	400	429
	Republic of Philippines	3.750%	1/14/29	400	450
	Republic of Philippines	9.500%	2/2/30	300	466
	Republic of Philippines	2.457%	5/5/30	200	206
	Republic of Philippines	7.750%	1/14/31	400	582
	Republic of Philippines	1.648%	6/10/31	200	193
	Republic of Philippines	1.950%	1/6/32	200	197
	Republic of Philippines	6.375%	1/15/32	200	268
	Republic of Philippines	6.375%	10/23/34	550	765
	Republic of Philippines	3.950%	1/20/40	700	784
	Republic of Philippines	3.700%	3/1/41	400	437
	Republic of Philippines	3.700%	2/2/42	350	383
	Republic of Philippines	2.950%	5/5/45	500	494
	Republic of Philippines	2.650%	12/10/45	200	190
	Republic of Philippines	3.200%	7/6/46	500	510
	Republic of Poland	3.000%	3/17/23	325	334
	Republic of Poland	3.250%	4/6/26	500	536
[2]	Republic of Uruguay	4.125%	11/20/45	300	355
	State of Israel	3.150%	6/30/23	400	414
	State of Israel	2.875%	3/16/26	200	212
	State of Israel	3.250%	1/17/28	300	325
	State of Israel	2.500%	1/15/30	200	208
	State of Israel	2.750%	7/3/30	600	638
	State of Israel	4.500%	1/30/43	200	256
	State of Israel	4.125%	1/17/48	250	307
	State of Israel	3.375%	1/15/50	475	514
	State of Israel	3.875%	7/3/50	400	468
	State of Israel	4.500%	4/3/20	200	256
	Svensk Exportkredit AB	2.875%	3/14/23	195	200
	Svensk Exportkredit AB	0.500%	11/10/23	200	199
	Svensk Exportkredit AB	0.375%	3/11/24	800	791
	Svensk Exportkredit AB	0.375%	7/30/24	500	492
	Svensk Exportkredit AB	0.625%	10/7/24	200	198
	Svensk Exportkredit AB	0.625%	5/14/25	500	491
	Svensk Exportkredit AB	0.500%	8/26/25	800	780
	United Mexican States	3.600%	1/30/25	510	541
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
United Mexican States	3.900%	4/27/25	400	429
United Mexican States	4.125%	1/21/26	445	489
United Mexican States	4.150%	3/28/27	800	884
United Mexican States	3.750%	1/11/28	675	726
United Mexican States	4.500%	4/22/29	950	1,058
United Mexican States	3.250%	4/16/30	700	720
United Mexican States	8.300%	8/15/31	220	320
United Mexican States	4.750%	4/27/32	600	679
United Mexican States	7.500%	4/8/33	100	140
United Mexican States	6.050%	1/11/40	883	1,099
United Mexican States	4.280%	8/14/41	500	519
United Mexican States	4.750%	3/8/44	765	834
United Mexican States	5.550%	1/21/45	510	611
United Mexican States	4.600%	1/23/46	600	642
United Mexican States	4.350%	1/15/47	760	789
United Mexican States	4.600%	2/10/48	455	485
United Mexican States	4.500%	1/31/50	600	637
United Mexican States	5.000%	4/27/51	200	228
United Mexican States	3.771%	5/24/61	1,200	1,105
United Mexican States	5.750%	10/12/10	342	394
Total Sovereign Bonds (Cost $173,781)				178,551
Taxable Municipal Bonds (0.7%)
Alabama Economic Settlement Authority Miscellaneous Revenue	3.163%	9/15/25	55	58
American Municipal Power Inc. Electric Power & Light Revenue	5.939%	2/15/47	150	228
American Municipal Power Inc. Electric Power & Light Revenue	7.499%	2/15/50	50	82
American Municipal Power Inc. Electric Power & Light Revenue (Combination Hydroelectric Projects)	8.084%	2/15/50	175	332
Bay Area Toll Authority Highway Revenue	2.574%	4/1/31	75	77
Bay Area Toll Authority Highway Revenue	6.918%	4/1/40	100	149
Bay Area Toll Authority Highway Revenue	6.263%	4/1/49	250	400
Bay Area Toll Authority Highway Revenue	7.043%	4/1/50	100	175
Bay Area Toll Authority Highway Revenue	6.907%	10/1/50	200	353
Bay Area Toll Authority Highway Revenue	3.126%	4/1/55	100	100
California GO	3.375%	4/1/25	100	107
California GO	2.650%	4/1/26	75	79
California GO	1.700%	2/1/28	100	100
California GO	3.500%	4/1/28	150	166
California GO	2.500%	10/1/29	70	73
California GO	4.500%	4/1/33	190	220
California GO	7.500%	4/1/34	350	536
California GO	4.600%	4/1/38	300	345
California GO	7.550%	4/1/39	630	1,051
California GO	7.300%	10/1/39	75	118
California GO	7.350%	11/1/39	675	1,065
California GO	7.625%	3/1/40	205	340
California GO	7.600%	11/1/40	200	345
California State University College & University Revenue	3.899%	11/1/47	50	58
California State University College & University Revenue	2.975%	11/1/51	140	143
Central Puget Sound Regional Transit Authority Sales & Rental Car Taxes Sales Tax Revenue	5.491%	11/1/39	50	69
Chicago IL GO	7.045%	1/1/29	40	46
Chicago O'Hare International Airport Port, Airport & Marina Revenue	6.395%	1/1/40	125	188
Chicago O'Hare International Airport Port, Airport & Marina Revenue	4.472%	1/1/49	75	99

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Chicago O'Hare International Airport Port, Airport & Marina Revenue	4.572%	1/1/54	40	55
	Chicago Transit Authority Sales & Transfer Tax Receipts Sales Tax Revenue	6.899%	12/1/40	125	176
	Clark County Department of Aviation Port, Airport & Marina Revenue	6.820%	7/1/45	100	157
	Commonwealth Financing Authority Appropriations Revenue	3.807%	6/1/41	105	120
	Commonwealth Financing Authority Appropriations Revenue (Plancon Program)	3.864%	6/1/38	100	113
	Commonwealth of Massachusetts GO	5.456%	12/1/39	150	205
	Commonwealth of Massachusetts GO	2.514%	7/1/41	50	49
	Commonwealth of Massachusetts GO	2.813%	9/1/43	225	231
	Commonwealth of Massachusetts GO	2.900%	9/1/49	100	104
	Commonwealth of Massachusetts Transportation Fund Fuel Sales Tax Revenue	5.731%	6/1/40	50	69
	Connecticut GO	5.090%	10/1/30	175	202
	Connecticut GO	5.850%	3/15/32	200	260
	Cook County IL GO	6.229%	11/15/34	50	68
	Dallas Area Rapid Transit Sales Tax Revenue	5.999%	12/1/44	100	149
	Dallas Area Rapid Transit Sales Tax Revenue	5.022%	12/1/48	50	70
	Dallas Convention Center Hotel Development Corp. Hotel Occupancy Tax Revenue	7.088%	1/1/42	75	106
[11]	Dallas Independent School District GO	6.450%	2/15/35	100	107
	Dallas-Fort Worth International Airport Port, Airport & Marina Revenue	2.994%	11/1/38	200	209
	Dallas-Fort Worth International Airport Port, Airport & Marina Revenue	3.144%	11/1/45	75	79
	District of Columbia Income Tax Revenue	5.591%	12/1/34	50	63
	District of Columbia Water & Sewer Authority Water Revenue	4.814%	10/1/14	150	225
	East Bay Municipal Utility District Water System Water Revenue	5.874%	6/1/40	85	122
	Foothill-Eastern Transportation Corridor Agency Highway Revenue	4.094%	1/15/49	140	151
	Georgia Municipal Electric Authority Electric Power & Light Revenue	6.637%	4/1/57	242	368
	Georgia Municipal Electric Authority Electric Power & Light Revenue	6.655%	4/1/57	145	224
	Georgia Municipal Electric Authority Electric Power & Light Revenue	7.055%	4/1/57	73	108
	Golden State Tobacco Securitization Corp. Tobacco Settlement Funded Revenue	3.115%	6/1/38	100	101
	Golden State Tobacco Securitization Corp. Tobacco Settlement Funded Revenue	3.000%	6/1/46	200	205
	Golden State Tobacco Securitization Corp. Tobacco Settlement Funded Revenue	4.214%	6/1/50	200	200
	Grand Parkway Transportation Corp. Texas System Highway Revenue	3.236%	10/1/52	395	400
	Great Lakes Water Authority Sewage Disposal System Sewer Revenue	3.056%	7/1/39	100	106
	Houston TX GO	6.290%	3/1/32	120	151
	Illinois GO	4.950%	6/1/23	153	159
	Illinois GO	5.100%	6/1/33	1,405	1,624
	Illinois State Toll Highway Authority Highway Revenue	6.184%	1/1/34	50	68
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Indiana Finance Authority Appropriations Revenue	3.051%	1/1/51	75	77
JobsOhio Beverage System Miscellaneous Revenue	3.985%	1/1/29	150	166
JobsOhio Beverage System Miscellaneous Revenue	4.532%	1/1/35	100	121
JobsOhio Beverage System Miscellaneous Revenue	2.833%	1/1/38	75	77
Los Angeles CA Unified School District GO	5.755%	7/1/29	200	241
Los Angeles CA Unified School District GO	5.750%	7/1/34	125	163
Los Angeles CA Unified School District GO	6.758%	7/1/34	200	279
Los Angeles Community College District GO	1.606%	8/1/28	100	100
Los Angeles Community College District GO	1.806%	8/1/30	150	149
Los Angeles Community College District GO	2.106%	8/1/32	100	98
Los Angeles County Metropolitan Transportation Authority Sales Tax Revenue	5.735%	6/1/39	75	99
Los Angeles County Public Works Financing Authority Lease (Abatement) Revenue	7.618%	8/1/40	50	83
Los Angeles Department of Water & Power System Electric Power & Light Revenue	6.574%	7/1/45	100	162
Los Angeles Department of Water & Power System Water Revenue	6.603%	7/1/50	100	170
Maryland Health & Higher Educational Facilities Authority Health, Hospital, Nursing Home Revenue	3.197%	7/1/50	250	261
Maryland State Transportation Authority Transit Revenue	5.888%	7/1/43	50	71
Massachusetts School Building Authority Sales Tax Revenue	5.715%	8/15/39	100	138
Massachusetts School Building Authority Sales Tax Revenue	3.395%	10/15/40	50	52
Massachusetts School Building Authority Sales Tax Revenue	2.950%	5/15/43	100	102
Massachusetts Water Resources Authority Water Revenue	2.823%	8/1/41	100	101
Metropolitan Government of Nashville & Davidson County TN Hotel Occupancy Tax Revenue	6.731%	7/1/43	50	73
Metropolitan Transportation Authority Miscellaneous Taxes Revenue	7.336%	11/15/39	400	640
Metropolitan Transportation Authority Transit Revenue	5.871%	11/15/39	50	65
Metropolitan Transportation Authority Transit Revenue	5.175%	11/15/49	175	240
Metropolitan Washington Airports Authority Dulles Toll Road Highway Revenue	7.462%	10/1/46	85	150
Metropolitan Water Reclamation District of Greater Chicago GO	5.720%	12/1/38	100	138
Miami-Dade County FL Aviation Port, Airport & Marina Revenue	4.280%	10/1/41	125	137
Miami-Dade County FL Water & Sewer Water Revenue	3.490%	10/1/42	75	79
Michigan Finance Authority Health, Hospital, Nursing Home Revenue	3.084%	12/1/34	75	80
Michigan Finance Authority Health, Hospital, Nursing Home Revenue	3.384%	12/1/40	200	218
Michigan State University College & University Revenue	4.496%	8/15/48	50	57
Mississippi GO	5.245%	11/1/34	50	63
Missouri Health & Educational Facilities Authority College & University Revenue	3.229%	5/15/50	100	111
Missouri Health & Educational Facilities Authority College & University Revenue	3.652%	8/15/57	100	123

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[12]	New Jersey Economic Development Authority Appropriations Revenue	7.425%	2/15/29	225	283
	New Jersey Rutgers State University College & University Revenue	3.915%	5/1/19	75	89
	New Jersey Transportation Trust Fund Authority Appropriations Revenue	4.081%	6/15/39	75	83
	New Jersey Transportation Trust Fund Authority Appropriations Revenue	6.561%	12/15/40	400	588
	New Jersey Transportation Trust Fund Authority Appropriations Revenue	4.131%	6/15/42	100	112
	New Jersey Turnpike Authority Highway Revenue	7.414%	1/1/40	100	161
	New Jersey Turnpike Authority Highway Revenue	7.102%	1/1/41	400	628
	New York City Transitional Finance Authority Future Tax Secured Income Tax Revenue	5.767%	8/1/36	150	188
	New York City Transitional Finance Authority Future Tax Secured Income Tax Revenue	5.572%	11/1/38	75	97
	New York City Transitional Finance Authority Future Tax Secured Sales Tax Revenue	5.508%	8/1/37	100	131
	New York City Water & Sewer System Water Revenue	5.750%	6/15/41	50	73
	New York City Water & Sewer System Water Revenue	5.952%	6/15/42	50	75
	New York City Water & Sewer System Water Revenue	6.011%	6/15/42	50	75
	New York City Water & Sewer System Water Revenue	5.440%	6/15/43	100	144
	New York City Water & Sewer System Water Revenue	5.882%	6/15/44	175	267
	New York NY GO	5.517%	10/1/37	50	67
	New York NY GO	6.271%	12/1/37	100	142
	New York State Dormitory Authority College & University Revenue	3.142%	7/1/43	260	269
	New York State Dormitory Authority Income Tax Revenue	3.110%	2/15/39	50	53
	New York State Dormitory Authority Income Tax Revenue	5.628%	3/15/39	100	129
	New York State Dormitory Authority Income Tax Revenue	3.190%	2/15/43	50	53
	New York State Dormitory Authority Lease (Appropriation) Revenue	2.202%	3/15/34	200	197
	New York State Thruway Authority Highway Revenue	2.900%	1/1/35	85	89
	New York State Thruway Authority Highway Revenue	3.500%	1/1/42	50	52
	New York State Urban Development Corp. Income Tax Revenue	3.900%	3/15/33	100	110
	New York State Urban Development Corp. Income Tax Revenue	5.770%	3/15/39	150	185
	North Texas Tollway Authority Highway Revenue	3.011%	1/1/43	50	51
	North Texas Tollway Authority Highway Revenue	6.718%	1/1/49	150	253
	Ohio State University College & University Revenue	4.910%	6/1/40	100	136
	Ohio State University College & University Revenue	4.800%	6/1/11	100	151
	Ohio State University General Receipts College & University Revenue	3.798%	12/1/46	100	120
	Ohio Turnpike & Infrastructure Commission Highway Revenue	3.216%	2/15/48	75	76
	Ohio Water Development Authority Water Pollution Control Loan Fund Water Revenue	4.879%	12/1/34	75	89
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Oregon Department of Transportation Fuel Sales Tax Revenue	5.834%	11/15/34	150	204
	Oregon GO	5.762%	6/1/23	75	79
	Oregon GO	5.892%	6/1/27	75	88
[13]	Oregon School Boards Assn. GO	5.528%	6/30/28	50	57
[14]	Oregon State University College & University Revenue	3.424%	3/1/60	150	156
	Pennsylvania State University College & University Revenue	2.790%	9/1/43	50	51
	Pennsylvania State University College & University Revenue	2.840%	9/1/50	100	99
	Pennsylvania Turnpike Commission Highway Revenue	5.511%	12/1/45	75	107
	Permanent University Fund - Texas A&M University System College & University Revenue	3.100%	7/1/49	75	78
	Permanent University Fund - University of Texas System College & University Revenue	3.376%	7/1/47	50	57
	Philadelphia PA Water & Wastewater Water Revenue	2.926%	7/1/45	50	50
	Port Authority of New York & New Jersey Port, Airport & Marina Revenue	6.040%	12/1/29	75	97
	Port Authority of New York & New Jersey Port, Airport & Marina Revenue	4.960%	8/1/46	250	340
	Port Authority of New York & New Jersey Port, Airport & Marina Revenue	5.310%	8/1/46	100	109
	Port Authority of New York & New Jersey Port, Airport & Marina Revenue	4.031%	9/1/48	30	37
	Port Authority of New York & New Jersey Port, Airport & Marina Revenue	3.139%	2/15/51	200	199
	Port Authority of New York & New Jersey Port, Airport & Marina Revenue	4.926%	10/1/51	100	139
	Port Authority of New York & New Jersey Port, Airport & Marina Revenue	3.175%	7/15/60	150	149
	Port Authority of New York & New Jersey Port, Airport & Marina Revenue	4.458%	10/1/62	550	729
	Port Authority of New York & New Jersey Port, Airport & Marina Revenue	4.810%	10/15/65	100	137
	Port Authority of New York & New Jersey Port, Airport & Marina Revenue	3.287%	8/1/69	100	105
	Port of Morrow OR Nuclear Revenue	2.543%	9/1/40	100	98
	Regional Transportation District Sales Tax Revenue	5.844%	11/1/50	100	154
	Riverside County CA Appropriations Revenue	3.818%	2/15/38	50	56
	Rutgers State University of New Jersey College & University Revenue	5.665%	5/1/40	50	67
	Rutgers State University of New Jersey College & University Revenue	3.270%	5/1/43	25	26
	Sales Tax Securitization Corp. Sales Tax Revenue	3.587%	1/1/43	75	81
	Sales Tax Securitization Corp. Sales Tax Revenue	3.820%	1/1/48	50	56
	Sales Tax Securitization Corp. Sales Tax Revenue	4.787%	1/1/48	100	127
	Salt River Project Agricultural Improvement & Power District Electric Power & Light Revenue	4.839%	1/1/41	150	197
	San Antonio TX Electric & Gas Systems Electric Power & Light Revenue	5.985%	2/1/39	125	176

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	San Antonio TX Electric & Gas Systems Electric Power & Light Revenue	5.808%	2/1/41	125	179
	San Antonio TX Electric & Gas Systems Electric Power & Light Revenue	2.905%	2/1/48	100	101
	San Diego County Water Authority Water Revenue	6.138%	5/1/49	100	150
	San Francisco CA Public Utilities Commission Water Revenue	6.950%	11/1/50	100	164
	San Jose Redevelopment Agency Successor Agency Tax Allocation Revenue	3.375%	8/1/34	100	105
	Santa Clara Valley Transportation Authority Sales Tax Revenue	5.876%	4/1/32	200	240
	South Carolina Public Service Authority Electric Power & Light Revenue	6.454%	1/1/50	100	159
	South Carolina Public Service Authority Nuclear Revenue	2.388%	12/1/23	50	51
	State Board of Administration Finance Corp. Miscellaneous Revenue	1.258%	7/1/25	325	323
	State Board of Administration Finance Corp. Miscellaneous Revenue	1.705%	7/1/27	250	249
	State Board of Administration Finance Corp. Miscellaneous Revenue	2.154%	7/1/30	250	249
	State Public School Building Authority Miscellaneous Revenue	5.000%	9/15/27	50	58
	Texas GO	5.517%	4/1/39	180	253
	Texas GO	4.681%	4/1/40	50	65
	Texas GO	3.211%	4/1/44	225	235
	Texas Private Activity Bond Surface Transportation Corp. Highway Revenue	3.922%	12/31/49	175	196
	Texas Transportation Commission GO	2.562%	4/1/42	100	99
	Texas Transportation Commission GO	2.472%	10/1/44	125	122
	Texas Transportation Commission State Highway Fund Fuel Sales Tax Revenue	5.178%	4/1/30	175	210
	Texas Transportation Commission State Highway Fund Miscellaneous Revenue	4.000%	10/1/33	100	120
[13]	Tucson AZ COP	2.856%	7/1/47	50	50
	University of California College & University Revenue	0.883%	5/15/25	100	99
	University of California College & University Revenue	3.063%	7/1/25	100	106
	University of California College & University Revenue	1.316%	5/15/27	100	98
	University of California College & University Revenue	1.614%	5/15/30	125	121
	University of California College & University Revenue	5.946%	5/15/45	175	248
	University of California College & University Revenue	3.071%	5/15/51	100	101
	University of California College & University Revenue	4.858%	5/15/12	225	331
	University of California College & University Revenue	4.767%	5/15/15	100	143
	University of California Regents Medical Center Pooled Health, Hospital, Nursing Home Revenue	6.548%	5/15/48	350	542
	University of California Regents Medical Center Pooled Health, Hospital, Nursing Home Revenue	6.583%	5/15/49	50	77
	University of California Regents Medical Center Pooled Health, Hospital, Nursing Home Revenue	3.006%	5/15/50	130	134
	University of California Regents Medical Center Pooled Health, Hospital, Nursing Home Revenue	3.706%	5/15/20	60	66
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	University of Michigan College & University Revenue	2.437%	4/1/40	100	100
	University of Michigan College & University Revenue	2.562%	4/1/50	100	101
	University of Nebraska Facilities Corp. College & University Revenue	3.037%	10/1/49	65	70
	University of Pittsburgh-of the Commonwealth System of Higher Education College & University Revenue	3.555%	9/15/19	250	284
	University of Texas System Regents College & University Revenue	4.794%	8/15/46	100	135
	University of Texas System Regents College & University Revenue	3.354%	8/15/47	50	58
	University of Texas System Regents College & University Revenue	2.439%	8/15/49	50	49
	University of Virginia College & University Revenue	2.256%	9/1/50	335	317
	University of Virginia College & University Revenue	4.179%	9/1/17	50	70
	Utah GO	4.554%	7/1/24	30	32
	Utah GO	3.539%	7/1/25	50	52
	Washington GO	5.140%	8/1/40	150	205
[13]	Wisconsin Appropriations Revenue	5.700%	5/1/26	60	68
	Wisconsin Appropriations Revenue	3.154%	5/1/27	100	107
	Wisconsin Appropriations Revenue	3.954%	5/1/36	250	277
Total Taxable Municipal Bonds (Cost $30,150)					35,480

Total Bond Market Index Portfolio
		Coupon	Shares	Market Value ($000)
Temporary Cash Investments (2.1%)
Money Market Fund (2.1%)
[15]	Vanguard Market Liquidity Fund (Cost $99,441)	0.090%	994,458	99,436
Total Investments (101.6%) (Cost $4,806,201)				4,948,148
Other Assets and Liabilities—Net (-1.6%)				(76,920)
Net Assets (100%)				4,871,228
Cost is in $000.
•	See Note A in Notes to Financial Statements.
1	The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
2	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
3	Includes securities purchased on a when-issued or delayed-delivery basis for which the portfolio has not taken delivery as of December 31, 2021.
4	Variable-rate security; rate shown is effective rate at period end. Certain variable-rate securities are not based on a published reference rate and spread but are determined by the issuer or agent based on current market conditions.
5	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2021, the aggregate value was $19,800,000, representing 0.4% of net assets.
6	Guaranteed by the Government of Canada.
7	U.S. government-guaranteed.
8	Guaranteed by the Government of Japan.
9	Guaranteed by the Federal Republic of Germany.
10	Guaranteed by the Republic of Austria.
11	Scheduled principal and interest payments are guaranteed by Texas Permanent School Fund.
12	Scheduled principal and interest payments are guaranteed by National Public Finance Guarantee Corp.
13	Scheduled principal and interest payments are guaranteed by Assured Guaranty Municipal Corp.
14	Scheduled principal and interest payments are guaranteed by Build America Mutual Assurance Co.
15	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
12M—12-month.
1YR—1-year.
6M—6-month.
CMT—Constant Maturing Treasury Rate.
COP—Certificate of Participation.
GO—General Obligation Bond.
LIBOR—London Interbank Offered Rate.
UMBS—Uniform Mortgage-Backed Securities.
USD—U.S. dollar.
See accompanying Notes, which are an integral part of the Financial Statements.

Total Bond Market Index Portfolio
Statement of Assets and Liabilities
As of December 31, 2021
($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $4,706,760)	4,848,712
Affiliated Issuers (Cost $99,441)	99,436
Total Investments in Securities	4,948,148
Investment in Vanguard	162
Receivables for Investment Securities Sold	15,721
Receivables for Accrued Income	23,171
Receivables for Capital Shares Issued	1,321
Total Assets	4,988,523
Liabilities
Due to Custodian	1,460
Payables for Investment Securities Purchased	113,223
Payables for Capital Shares Redeemed	2,313
Payables to Vanguard	299
Total Liabilities	117,295
Net Assets	4,871,228
At December 31, 2021, net assets consisted of:

Paid-in Capital	4,619,037
Total Distributable Earnings (Loss)	252,191
Net Assets	4,871,228

Net Assets
Applicable to 398,672,541 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	4,871,228
Net Asset Value Per Share	$12.22

See accompanying Notes, which are an integral part of the Financial Statements.

Total Bond Market Index Portfolio
Statement of Operations

Year Ended December 31, 2021
($000)
Investment Income
Income
Interest[1,2]	96,533
Total Income	96,533
Expenses
The Vanguard Group—Note B
Investment Advisory Services	111
Management and Administrative	6,120
Marketing and Distribution	362
Custodian Fees	45
Auditing Fees	47
Shareholders’ Reports	95
Trustees’ Fees and Expenses	1
Total Expenses	6,781
Net Investment Income	89,752
Realized Net Gain (Loss) on Investment Securities Sold[1]	31,221
Change in Unrealized Appreciation (Depreciation) of Investment Securities[1]	(207,270)
Net Increase (Decrease) in Net Assets Resulting from Operations	(86,297)
1	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the portfolio were $80,000, $1,000, $2,000, and ($6,000), respectively. Purchases and sales are for temporary cash investment purposes.
2	Interest is net of foreign withholding taxes of $1,000.

Statement of Changes in Net Assets

	Year Ended December 31,
	2021 ($000)	2020 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	89,752	101,263
Realized Net Gain (Loss)	31,221	37,804
Change in Unrealized Appreciation (Depreciation)	(207,270)	187,699
Net Increase (Decrease) in Net Assets Resulting from Operations	(86,297)	326,766
Distributions
Total Distributions	(139,591)	(107,753)
Capital Share Transactions
Issued	843,843	1,363,956
Issued in Lieu of Cash Distributions	139,591	107,753
Redeemed	(752,865)	(1,124,178)
Net Increase (Decrease) from Capital Share Transactions	230,569	347,531
Total Increase (Decrease)	4,681	566,544
Net Assets
Beginning of Period	4,866,547	4,300,003
End of Period	4,871,228	4,866,547

See accompanying Notes, which are an integral part of the Financial Statements.

Total Bond Market Index Portfolio
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended December 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$12.81	$12.21	$11.54	$11.86	$11.77
Investment Operations
Net Investment Income[1]	.228	.277	.324	.313	.292
Net Realized and Unrealized Gain (Loss) on Investments	(.454)	.635	.657	(.343)	.119
Total from Investment Operations	(.226)	.912	.981	(.030)	.411
Distributions
Dividends from Net Investment Income	(.260)	(.312)	(.311)	(.267)	(.283)
Distributions from Realized Capital Gains	(.104)	—	—	(.023)	(.038)
Total Distributions	(.364)	(.312)	(.311)	(.290)	(.321)
Net Asset Value, End of Period	$12.22	$12.81	$12.21	$11.54	$11.86
Total Return	-1.72%	7.58%	8.67%	-0.21%	3.57%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,871	$4,867	$4,300	$3,535	$3,498
Ratio of Total Expenses to Average Net Assets	0.14%	0.14%	0.14%	0.14%	0.15%
Ratio of Net Investment Income to Average Net Assets	1.85%	2.20%	2.72%	2.74%	2.48%
Portfolio Turnover Rate[2]	69%	94%	80%	89%	91%
1	Calculated based on average shares outstanding.
2	Includes 33%, 28%, 19%, 26%, and 24%, respectively, attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

Total Bond Market Index Portfolio
Notes to Financial Statements
The Total Bond Market Index Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio's shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.
Certain of the portfolio’s investments are in corporate debt instruments; the issuers' abilities to meet their obligations may be affected by economic developments in their respective industries. Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the portfolio and thus portfolio performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral, as furnished by independent pricing services.
Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.
2. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The portfolio may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the portfolio is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The portfolio mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The portfolio may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the portfolio cannot be repledged, resold, or rehypothecated. Under an MSFTA, upon a counterparty default (including bankruptcy), the portfolio may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its MSFTA, and sell or retain any collateral held up to the net amount owed to the portfolio under the MSFTA.
3. Mortgage Dollar Rolls: The portfolio enters into mortgage-dollar-roll transactions, in which the portfolio sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The portfolio forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The portfolio also enters into mortgage-dollar-roll transactions in which the portfolio buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The portfolio continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The portfolio accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the portfolio’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Assets and Liabilities.
4. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The portfolio’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is

Total Bond Market Index Portfolio
generally three years after the filing of the tax return. Management has analyzed the portfolio’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the portfolio’s financial statements.
5. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
6. Credit Facilities and Interfund Lending Program: The portfolio and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the portfolio’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the portfolio and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the portfolio may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the portfolio’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended December 31, 2021, the portfolio did not utilize the credit facilities or the Interfund Lending Program.
7. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
B.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the portfolio may invest up to 0.40% of its net assets as capital in Vanguard. At December 31, 2021, the portfolio had contributed to Vanguard capital in the amount of $162,000, representing less than 0.01% of the portfolio’s net assets and 0.06% of Vanguard’s capital received pursuant to the FSA. The portfolio’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.	Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.

Total Bond Market Index Portfolio
The following table summarizes the market value of the portfolio’s investments as of December 31, 2021, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
U.S. Government and Agency Obligations	—	3,113,663	—	3,113,663
Asset-Backed/Commercial Mortgage-Backed Securities	—	128,796	—	128,796
Corporate Bonds	—	1,392,222	—	1,392,222
Sovereign Bonds	—	178,551	—	178,551
Taxable Municipal Bonds	—	35,480	—	35,480
Temporary Cash Investments	99,436	—	—	99,436
Total	99,436	4,848,712	—	4,948,148
D.	Permanent differences between book-basis and tax-basis components of net assets, if any, are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share.
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; the deferral of losses from straddles; and the treatment of amortization adjustments from certain fixed income securities. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	84,976
Undistributed Long-Term Gains	31,662
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	135,553
The tax character of distributions paid was as follows:
	Year Ended December 31,
	2021 Amount ($000)	2020 Amount ($000)
Ordinary Income*	113,757	107,753
Long-Term Capital Gains	25,834	—
Total	139,591	107,753
*	Includes short-term capital gains, if any.
As of December 31, 2021, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	4,812,595
Gross Unrealized Appreciation	190,163
Gross Unrealized Depreciation	(54,610)
Net Unrealized Appreciation (Depreciation)	135,553
E.	During the year ended December 31, 2021, the portfolio purchased $290,316,000 of investment securities and sold $294,610,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $3,252,117,000 and $3,030,122,000, respectively.
The portfolio purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of

Total Bond Market Index Portfolio
trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended December 31, 2021, such purchases were $21,023,000 and sales were $17,271,000, resulting in net realized gain of $1,001,000; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
F.	Capital shares issued and redeemed were:

	Year Ended December 31,
	2021 Shares (000)	2020 Shares (000)

Issued	68,447	108,475
Issued in Lieu of Cash Distributions	11,623	8,789
Redeemed	(61,220)	(89,637)
Net Increase (Decrease) in Shares Outstanding	18,850	27,627
At December 31, 2021, one shareholder (an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders) was the record or beneficial owner of 31% of the portfolio’s net assets. If this shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio, cause the portfolio to incur higher transaction costs, or lead to the realization of taxable capital gains.
G.	Management has determined that no events or transactions occurred subsequent to December 31, 2021, that would require recognition or disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Vanguard Variable Insurance Funds and Shareholders of Total Bond Market Index Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Total Bond Market Index Portfolio (one of the portfolios constituting Vanguard Variable Insurance Funds, referred to hereafter as the "Portfolio") as of December 31, 2021 the related statement of operations for the year ended December 31, 2021, the statement of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 17, 2022
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

Special 2021 tax information (unaudited) for corporate shareholders only for Total Bond Market Index Portfolio, a portfolio of Vanguard Variable Insurance Funds
This information for the fiscal year ended December 31, 2021, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.
For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the portfolio are qualified short-term capital gains.
The portfolio distributed $25,834,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.
The percentage of the ordinary dividends reported by the portfolio that is treated as a Section 163(j) interest dividend and thus is eligible to be treated as interest income for purposes of Section 163(j) and the regulations thereunder is 78.9%.

"Bloomberg®" and Bloomberg U.S. Aggregate Float Adjusted Index are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (BISL), the administrator of the index (collectively, Bloomberg), and have been licensed for use for certain purposes by The Vanguard Group, Inc. (Vanguard).
The Total Bond Market Index Portfolio is not sponsored, endorsed, sold or promoted by Bloomberg. Bloomberg does not make any representation or warranty, express or implied, to the owners of or counterparties to the Total Bond Market Index Portfolio or any member of the public regarding the advisability of investing in securities generally or in the Total Bond Market Index Portfolio particularly. The only relationship of Bloomberg to Vanguard is the licensing of certain trademarks, trade names and service marks and of the Bloomberg U.S. Aggregate Float Adjusted Index, which is determined, composed and calculated by BISL without regard to Vanguard or the Total Bond Market Index Portfolio. Bloomberg has no obligation to take the needs of Vanguard or the owners of the Total Bond Market Index Portfolio into consideration in determining, composing or calculating the Bloomberg U.S. Aggregate Float Adjusted Index. Bloomberg is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Total Bond Market Index Portfolio to be issued. Bloomberg shall not have any obligation or liability, including, without limitation, to Total Bond Market Index Portfolio customers, in connection with the administration, marketing or trading of the Total Bond Market Index Portfolio.
BLOOMBERG DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE BLOOMBERG U.S. AGGREGATE FLOAT ADJUSTED INDEX OR ANY DATA RELATED THERETO AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. BLOOMBERG DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY VANGUARD, OWNERS OF THE TOTAL BOND MARKET INDEX PORTFOLIO OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG U.S. AGGREGATE FLOAT ADJUSTED INDEX OR ANY DATA RELATED THERETO. BLOOMBERG DOES NOT MAKE ANY EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BLOOMBERG U.S. AGGREGATE FLOAT ADJUSTED INDEX OR ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, TO THE MAXIMUM EXTENT ALLOWED BY LAW, BLOOMBERG, ITS LICENSORS, AND ITS AND THEIR RESPECTIVE EMPLOYEES, CONTRACTORS, AGENTS, SUPPLIERS, AND VENDORS SHALL HAVE NO LIABILITY OR RESPONSIBILITY WHATSOEVER FOR ANY INJURY OR DAMAGES—WHETHER DIRECT, INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR OTHERWISE—ARISING IN CONNECTION WITH THE TOTAL BOND MARKET INDEX PORTFOLIO OR BLOOMBERG U.S. AGGREGATE FLOAT ADJUSTED INDEX OR ANY DATA OR VALUES RELATING THERETO—WHETHER ARISING FROM THEIR NEGLIGENCE OR OTHERWISE, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.
© 2022 Bloomberg.
Used with Permission. Source: Bloomberg Index Services Limited. Copyright 2022, Bloomberg. All rights reserved.

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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 217 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA. Trustee and vice chair of The Shipley School.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the board of directors of Out & Equal (2002–2006), the advisory board of the University of California, Berkeley School of Engineering (2020–present), and the advisory board of Santa Clara University’s Leavey School of Business (2018–present).
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.
Amy Gutmann
Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: adjunct professor of finance at the University of Notre Dame (2020–present). Chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Assistant professor (retired June 2020) of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of superintendence of the Institute for the Works of Religion, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law (2021–present), professor (2020–present), Distinguished Fellow of the Global Financial Markets Center (2020–present), and Rubenstein Fellow (2017–2020) at Duke University. Trustee (2017–present) of Amherst College and member of Amherst College Investment Committee (2019–present). Member of the Regenerative Crisis Response Committee (2020–present).
David A. Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE
1 Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Energy Company (2013–present). Trustee of Common Fund (2019–present).
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.
Executive Officers
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
David Cermak
Born in 1960. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present) of each of the investment companies served by Vanguard. Managing director and head (2017–present) of Vanguard Investments Singapore. Managing director and head (2017–2019) of Vanguard Investments Hong Kong. Representative director and head (2014–2017) of Vanguard Investments Japan.
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
John E. Schadl
Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
John T. Marcante	Lauren Valente
Chris D. Mclsaac

Connect with Vanguard®>vanguard.com
Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People Who Are Deaf or Hard of Hearing > 800-749-7273
This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
© 2022 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q690TBM 022022

Annual Report  |  December 31, 2021
Vanguard Variable Insurance Funds
Total International Stock Market Index Portfolio

Contents
Your Portfolio’s Performance at a Glance	1
About Your Portfolio's Expenses	2
Performance Summary	3
Financial Statements	5
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your portfolio are spelled out in the prospectus.

Your Portfolio’s Performance at a Glance
•	For the 12 months ended December 31, 2021, the Total International Stock Market Index Portfolio of Vanguard Variable Insurance Funds returned 8.53%, closely tracking the 8.84% return of its benchmark, the FTSE Global All Cap ex US Index. Please note that the portfolio’s returns are different from those in Vanguard Variable Annuity (and other plans that invest in the portfolio), which take into account insurance-related expenses.
•	The U.S. economy continued to heal over the period. Vaccination programs started rolling out early in the year, helping some hard-hit sectors such as hospitality, leisure, and travel while more workers returned to the labor force. U.S. stocks performed strongly even with the spread of new COVID-19 variants, a surge in inflation, and Federal Reserve monetary policy turning less accommodative.
•	As a fund of funds, the Total International Stock Market Index Portfolio seeks to capture the returns of its target benchmark by investing in underlying funds that offer broad coverage of emerging markets and developed markets outside the U.S. The portfolio provides diversified exposure to multiple regions, markets, and industry sectors and includes stocks from across the market-capitalization spectrum.
•	The portfolio’s underlying funds all posted gains for the 12 months, led by Vanguard FTSE Canada All Cap Index ETF and Vanguard European Stock Index Fund.
Market Barometer
	Average Annual Total Returns Periods Ended December 31, 2021
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	26.45%	26.21%	18.43%
Russell 2000 Index (Small-caps)	14.82	20.02	12.02
Russell 3000 Index (Broad U.S. market)	25.66	25.79	17.97
FTSE All-World ex US Index (International)	8.36	13.66	9.89
Bonds
Bloomberg U.S. Aggregate Bond Index (Broad taxable market)	-1.54%	4.79%	3.57%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	1.52	4.73	4.17
FTSE Three-Month U.S. Treasury Bill Index	0.05	0.95	1.11
CPI
Consumer Price Index	7.04%	3.53%	2.92%
1

About Your Portfolio’s Expenses
As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.
A portfolio‘s expenses are expressed as a percentage of its average net assets. The Total International Stock Market Index Portfolio has no direct expenses, but bears its proportionate share of the costs for the underlying funds in which it invests. These indirect expenses make up the acquired fund fees and expenses, also expressed as a percentage of average net assets. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs were calculated using the acquired fund fees and expenses for the Total International Stock Market Index Portfolio.
The accompanying table illustrates your portfolio’s costs in two ways:
•	Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio‘s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the portfolio’s expenses in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your portfolio’s current prospectus.
Six Months Ended December 31, 2021
Total International Stock Market Index Portfolio	Beginning Account Value 6/30/2021	Ending Account Value 12/31/2021	Expenses Paid During Period
Based on Actual Portfolio Return	$1,000.00	$990.20	$0.50
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.70	0.51
The calculations are based on acquired fund fees and expenses for the most recent six-month period. The underlying portfolio's annualized expense figure for that period is 0.10%. The dollar amounts shown as ”Expenses Paid” are equal to the annualized average weighted expense ratio for the underlying funds multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).
2

Total International Stock Market Index Portfolio
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.
Cumulative Performance: September 7, 2017, Through December 31, 2021
Initial Investment of $10,000
		Average Annual Total Returns Periods Ended December 31, 2021
	One Year	Since Inception (9/7/2017)	Final Value of a $10,000 Investment
Total International Stock Market Index Portfolio	8.53%	6.73%	$13,243
FTSE Global All Cap ex US Index	8.84	7.00	13,390
“Since Inception” performance is calculated from the portfolio’s inception date for both the portfolio and its comparative standard(s).
See Financial Highlights for dividend and capital gains information.
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Total International Stock Market Index Portfolio
Underlying Vanguard Funds
As of December 31, 2021
Vanguard Developed Markets Index Fund Admiral Shares	28.1%
Vanguard FTSE All-World ex-US Index Fund Admiral Shares	28.1
Vanguard Emerging Markets Stock Index Fund Admiral Shares	17.1
Vanguard European Stock Index Fund Admiral Shares	13.1
Vanguard Pacific Stock Index Fund Admiral Shares	8.7
Vanguard FTSE All-World ex-US Small-Cap Index Fund Admiral Shares	3.2
Vanguard FTSE Canada All Cap Index ETF	1.7
The table reflects the portfolio's investments, except for short-term investments.
4

Total International Stock Market Index Portfolio
Financial Statements
Schedule of Investments
As of December 31, 2021
The portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The portfolio’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
	Shares	Market Value• ($000)
Investment Companies (100.0%)
International Stock Funds (100.0%)
Vanguard Developed Markets Index Fund Admiral Shares	19,254,903	316,551
Vanguard FTSE All-World ex-US Index Fund Admiral Shares	8,295,460	316,306
Vanguard Emerging Markets Stock Index Fund Admiral Shares	4,703,480	192,843
Vanguard European Stock Index Fund Admiral Shares	1,725,825	147,662
Vanguard Pacific Stock Index Fund Admiral Shares	1,012,375	97,957
Vanguard FTSE All-World ex-US Small-Cap Index Fund Admiral Shares	1,098,198	36,306
Vanguard FTSE Canada All Cap Index ETF	547,842	18,545
Total Investment Companies (Cost $1,007,513)		1,126,170
Temporary Cash Investments (0.1%)
Money Market Fund (0.1%)
[1] Vanguard Market Liquidity Fund, 0.090% (Cost $1,201)	12,011	1,201
Total Investments (100.1%) (Cost $1,008,714)		1,127,371
Other Assets and Liabilities—Net (-0.1%)		(977)
Net Assets (100%)		1,126,394
Cost is in $000.
•	See Note A in Notes to Financial Statements.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.
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Total International Stock Market Index Portfolio
Statement of Assets and Liabilities
As of December 31, 2021
($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value—Affiliated Funds (Cost $1,008,714)	1,127,371
Receivables for Accrued Income	113
Receivables for Capital Shares Issued	520
Total Assets	1,128,004
Liabilities
Payables for Investment Securities Purchased	1,224
Payables for Capital Shares Redeemed	386
Total Liabilities	1,610
Net Assets	1,126,394
At December 31, 2021, net assets consisted of:

Paid-in Capital	942,474
Total Distributable Earnings (Loss)	183,920
Net Assets	1,126,394

Net Assets
Applicable to 46,485,895 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	1,126,394
Net Asset Value Per Share	$24.23
See accompanying Notes, which are an integral part of the Financial Statements.
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Total International Stock Market Index Portfolio
Statement of Operations

Year Ended December 31, 2021
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds[1]	31,281
Net Investment Income—Note B	31,281
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	—
Affiliated Funds Sold	37,259
Futures Contracts	5
Foreign Currencies	2
Realized Net Gain (Loss)	37,266
Change in Unrealized Appreciation (Depreciation)
Affiliated Funds	10,841
Foreign Currencies	1
Change in Unrealized Appreciation (Depreciation)	10,842
Net Increase (Decrease) in Net Assets Resulting from Operations	79,389
1	Dividends are net of foreign withholding taxes of $70,000.
See accompanying Notes, which are an integral part of the Financial Statements.
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Total International Stock Market Index Portfolio
Statement of Changes in Net Assets

	Year Ended December 31,
	2021 ($000)	2020 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	31,281	16,188
Realized Net Gain (Loss)	37,266	8,709
Change in Unrealized Appreciation (Depreciation)	10,842	100,451
Net Increase (Decrease) in Net Assets Resulting from Operations	79,389	125,348
Distributions
Total Distributions	(26,959)	(14,480)
Capital Share Transactions
Issued	342,779	549,846
Issued in Lieu of Cash Distributions	26,959	14,480
Redeemed	(194,651)	(178,307)
Net Increase (Decrease) from Capital Share Transactions	175,087	386,019
Total Increase (Decrease)	227,517	496,887
Net Assets
Beginning of Period	898,877	401,990
End of Period	1,126,394	898,877
See accompanying Notes, which are an integral part of the Financial Statements.
8

Total International Stock Market Index Portfolio
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended December 31,				September 7, 2017[1] to December 31, 2017
	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$22.98	$21.38	$17.94	$21.15	$20.00
Investment Operations
Net Investment Income[2]	.730	.487	.691	.646	.341
Capital Gain Distributions Received[2]	—	—	—	—	—
Net Realized and Unrealized Gain (Loss) on Investments	1.202	1.645	3.134	(3.716)	.809
Total from Investment Operations	1.932	2.132	3.825	(3.070)	1.150
Distributions
Dividends from Net Investment Income	(.462)	(.415)	(.383)	(.127)	—
Distributions from Realized Capital Gains	(.220)	(.117)	(.002)	(.013)	—
Total Distributions	(.682)	(.532)	(.385)	(.140)	—
Net Asset Value, End of Period	$24.23	$22.98	$21.38	$17.94	$21.15
Total Return	8.53%	11.18%	21.55%	-14.62%	5.75%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,126	$899	$402	$200	$71
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.10%	0.10%	0.11%	0.11%	0.11%[3]
Ratio of Net Investment Income to Average Net Assets	3.03%	2.50%	3.50%	3.23%	5.20%[3]
Portfolio Turnover Rate	12%	22%	15%	6%	5%
1	Inception.
2	Calculated based on average shares outstanding.
3	Annualized.
See accompanying Notes, which are an integral part of the Financial Statements.
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Total International Stock Market Index Portfolio
Notes to Financial Statements
The Total International Stock Market Index Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio seeks to match the return of its target index by investing in selected Vanguard funds and portfolios. Financial statements and other information about each underlying fund and portfolio are available at www.vanguard.com. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.
Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the portfolio and thus portfolio performance.
A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.
1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Underlying ETFs are valued at the latest quoted sales prices or official closing prices taken from their primary market or, if not traded on the valuation date, at the mean of the latest quoted bid and asked prices.
2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the portfolio’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
3. Futures Contracts: The portfolio uses stock and bond futures contracts to a limited extent, with the objectives of maintaining full exposure to the market and maintaining its target asset allocation. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of investments held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the portfolio trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended December 31, 2021, the portfolio’s average investments in long and short futures contracts represented less than 1% of net assets, based on the average of the notional amounts at each quarter-end during the period. The portfolio had no open futures contracts at December 31, 2021.
4. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The portfolio’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the portfolio’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the portfolio’s financial statements.
5. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
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Total International Stock Market Index Portfolio
6. Credit Facilities and Interfund Lending Program: The portfolio and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the portfolio’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and borne by the funds in which the portfolio invests (see Note B). Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternative rate agreed to by the portfolio and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the portfolio may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the portfolio’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended December 31, 2021, the portfolio did not utilize the credit facilities or the Interfund Lending Program.
7. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily.
B.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the portfolio and all other expenses incurred by the portfolio during the period ended December 31, 2021, were borne by the underlying Vanguard funds in which the portfolio invests. The portfolio’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.
C.  Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.
At December 31, 2021, 100% of the market value of the portfolio's investments was determined based on Level 1 inputs.
D.  Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for foreign currency transactions were reclassified between the individual components of total distributable earnings (loss).
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Total International Stock Market Index Portfolio
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the recognition of unrealized gains from passive foreign investment companies. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	53,771
Undistributed Long-Term Gains	17,395
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	112,754
The tax character of distributions paid was as follows:
	Year Ended December 31,
	2021 Amount ($000)	2020 Amount ($000)
Ordinary Income*	26,702	14,336
Long-Term Capital Gains	257	144
Total	26,959	14,480
*	Includes short-term capital gains, if any.
As of December 31, 2021, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	1,014,618
Gross Unrealized Appreciation	118,707
Gross Unrealized Depreciation	(5,954)
Net Unrealized Appreciation (Depreciation)	112,753
E.  Capital shares issued and redeemed were:
	Year Ended December 31,
	2021 Shares (000)	2020 Shares (000)

Issued	14,261	28,239
Issued in Lieu of Cash Distributions	1,157	936
Redeemed	(8,044)	(8,867)
Net Increase (Decrease) in Shares Outstanding	7,374	20,308
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Total International Stock Market Index Portfolio
F.  Transactions during the period in affiliated underlying Vanguard funds were as follows:
		Current Period Transactions
	Dec. 31, 2020 Market Value ($000)	Purchases at Cost ($000)	Proceeds from Securities Sold ($000)	Realized Net Gain (Loss) ($000)	Change in Unrealized App. (Dep.) ($000)	Income ($000)	Capital Gain Distributions Received ($000)	Dec. 31, 2021 Market Value ($000)
Vanguard Developed Markets Index Fund	250,723	76,915	31,829	10,418	10,324	9,337	—	316,551
Vanguard Emerging Markets Stock Index Fund	162,104	63,563	28,941	10,036	(13,919)	4,669	—	192,843
Vanguard European Stock Index Fund	109,604	41,770	18,194	4,627	9,855	4,116	—	147,662
Vanguard FTSE All-World ex-US Index Fund	251,845	76,624	24,356	8,489	3,704	8,961	—	316,306
Vanguard FTSE All-World ex-US Small-Cap Index Fund	27,885	9,205	3,583	875	1,924	921	—	36,306
Vanguard FTSE Canada All Cap Index ETF	15,059	—	—	—	3,486	394	—	18,545
Vanguard Market Liquidity Fund	374	NA1	NA1	—	—	—	—	1,201
Vanguard Pacific Stock Index Fund	81,799	29,195	11,318	2,814	(4,533)	2,883	—	97,957
Total	899,393	297,272	118,221	37,259	10,841	31,281	—	1,127,371
1	Not applicable—purchases and sales are for temporary cash investment purposes.
G.  Management has determined that no events or transactions occurred subsequent to December 31, 2021, that would require recognition or disclosure in these financial statements.
13

Report of Independent Registered
Public Accounting Firm
To the Board of Trustees of Vanguard Variable Insurance Funds and Shareholders of Total International Stock Market Index Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Total International Stock Market Index Portfolio (one of the portfolios constituting Vanguard Variable Insurance Funds, referred to hereafter as the "Portfolio") as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statement of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the four years in the period ended December 31, 2021 and for the period September 7, 2017 (inception) through December 31, 2017 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the four years in the period ended December 31, 2021 and for the period September 7, 2017 (inception) through December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 16, 2022
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
14

Special 2021 tax information (unaudited) for corporate shareholders only for Total International Stock Market Index Portfolio, a portfolio of Vanguard Variable Insurance Funds
This information for the fiscal year ended December 31, 2021, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.
The portfolio distributed $257,000 as capital gain dividend (20% rate gain distributions) to shareholders during the fiscal year.
The portfolio designates to shareholders foreign source income of $30,071,000 and foreign taxes paid of $2,261,000. Shareholders will receive more detailed information with their Form 1099-DIV in January 2022 to determine the calendar-year amounts to be included on their 2021 tax returns.
15

London Stock Exchange Group companies include FTSE International Limited (“FTSE”), Frank Russell Company (“Russell”), MTS Next Limited (“MTS”), and FTSE TMX Global Debt Capital Markets Inc. (“FTSE TMX”). All rights reserved. “FTSE®”, “Russell®”, “MTS®”, “FTSE TMX®” and “FTSE Russell” and other service marks and trademarks related to the FTSE or Russell indexes are trademarks of the London Stock Exchange Group companies and are used by FTSE, MTS, FTSE TMX and Russell under license. All information is provided for information purposes only. Every effort is made to ensure that all information given in this publication is accurate, but no responsibility or liability can be accepted by the London Stock Exchange Group companies nor its licensors for any errors or for any loss from use of this publication. Neither the London Stock Exchange Group companies nor any of their licensors make any claim, prediction, warranty or representation whatsoever, expressly or impliedly, either as to the results to be obtained from the use of the Indices or the fitness or suitability of the Indices for any particular purpose to which they might be put. The London Stock Exchange Group companies do not provide investment advice and nothing in this document should be taken as constituting financial or investment advice. The London Stock Exchange Group companies make no representation regarding the advisability of investing in any asset. A decision to invest in any such asset should not be made in reliance on any information herein. Indexes cannot be invested in directly. Inclusion of an asset in an index is not a recommendation to buy, sell or hold that asset. The general information contained in this publication should not be acted upon without obtaining specific legal, tax, and investment advice from a licensed professional. No part of this information may be reproduced, stored in a retrieval system or transmitted in any form or by any means, electronic, mechanical, photocopying, recording or otherwise, without prior written permission of the London Stock Exchange Group companies. Distribution of the London Stock Exchange Group companies’ index values and the use of their indexes to create financial products require a license with FTSE, FTSE TMX, MTS and/or Russell and/or its licensors.
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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 217 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA. Trustee and vice chair of The Shipley School.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the board of directors of Out & Equal (2002–2006), the advisory board of the University of California, Berkeley School of Engineering (2020–present), and the advisory board of Santa Clara University’s Leavey School of Business (2018–present).
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.
Amy Gutmann
Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: adjunct professor of finance at the University of Notre Dame (2020–present). Chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Assistant professor (retired June 2020) of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of superintendence of the Institute for the Works of Religion, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law (2021–present), professor (2020–present), Distinguished Fellow of the Global Financial Markets Center (2020–present), and Rubenstein Fellow (2017–2020) at Duke University. Trustee (2017–present) of Amherst College and member of Amherst College Investment Committee (2019–present). Member of the Regenerative Crisis Response Committee (2020–present).

1 Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

David A. Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company (2013–present). Trustee of Common Fund (2019–present).
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.
Executive Officers
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
David Cermak
Born in 1960. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present) of each of the investment companies served by Vanguard. Managing director and head (2017–present) of Vanguard Investments Singapore. Managing director and head (2017–2019) of Vanguard Investments Hong Kong. Representative director and head (2014–2017) of Vanguard Investments Japan.
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
John E. Schadl
Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
John T. Marcante	Lauren Valente
Chris D. McIsaac

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This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your portfolio on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
Source for Bloomberg indexes: Bloomberg Index Services Limited. Copyright 2022, Bloomberg. All rights reserved.
© 2022 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q690TISM 022022

Annual Report  |  December 31, 2021
Vanguard Variable Insurance Funds
Total Stock Market Index Portfolio
(with underlying Equity Index Portfolio)

Contents
Total Stock Market Index Portfolio (with underlying Equity Index Portfolio)	1
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your portfolio are spelled out in the prospectus.

Your Portfolio’s Performance at a Glance
•	For the 12 months ended December 31, 2021, the Total Stock Market Index Portfolio returned 25.64%, in line with the 25.66% return of its composite index after factoring in the portfolio’s expenses.
•	The portfolio, which invests in the VVIF Equity Index Portfolio and Vanguard Extended Market Index Fund, provides exposure to every segment, size, and style of the U.S. equity market.
•	The U.S. economy continued to heal over the 12 months. Vaccination programs started to roll out shortly after the beginning of the year, helping hard-hit sectors such as hospitality, leisure, and travel begin to rebound, and more workers returned to the labor force. U.S. stocks turned in a strong performance even with the spread of new COVID-19 variants, a surge in inflation, and Federal Reserve monetary policy turning less accommodative.
•	For the decade ended December 31, 2021, the portfolio recorded an average annual return of 16.13%, in line with its benchmark average of 16.25%.
•	Please note that the portfolio’s returns are different from those in Vanguard Variable Annuity (and other plans that invest in the portfolio), which take into account insurance-related expenses.
Market Barometer
	Average Annual Total Returns Periods Ended December 31, 2021
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	26.45%	26.21%	18.43%
Russell 2000 Index (Small-caps)	14.82	20.02	12.02
Russell 3000 Index (Broad U.S. market)	25.66	25.79	17.97
FTSE All-World ex US Index (International)	8.36	13.66	9.89
Bonds
Bloomberg U.S. Aggregate Bond Index (Broad taxable market)	-1.54%	4.79%	3.57%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	1.52	4.73	4.17
FTSE Three-Month U.S. Treasury Bill Index	0.05	0.95	1.11
CPI
Consumer Price Index	7.04%	3.53%	2.92%
1

About Your Portfolio’s Expenses
As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.
A portfolio‘s expenses are expressed as a percentage of its average net assets. The Total Stock Market Index Portfolio has no direct expenses, but bears its proportionate share of the costs for the underlying funds in which it invests. These indirect expenses make up the acquired fund fees and expenses, also expressed as a percentage of average net assets. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs were calculated using the acquired fund fees and expenses for the Total Stock Market Index Portfolio.
The accompanying table illustrates your portfolio’s costs in two ways:
•	Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio‘s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the portfolio’s expenses in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your portfolio’s current prospectus.
Six Months Ended December 31, 2021
Total Stock Market Index Portfolio	Beginning Account Value 6/30/2021	Ending Account Value 12/31/2021	Expenses Paid During Period
Based on Actual Portfolio Return	$1,000.00	$1,090.00	$0.68
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.55	0.66
The calculations are based on acquired fund fees and expenses for the most recent six-month period. The underlying portfolio's annualized expense figure for that period is 0.13%. The dollar amounts shown as ”Expenses Paid” are equal to the annualized average weighted expense ratio for the underlying funds multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).
2

Total Stock Market Index Portfolio
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.
Cumulative Performance: December 31, 2011, Through December 31, 2021
Initial Investment of $10,000
		Average Annual Total Returns Periods Ended December 31, 2021
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Total Stock Market Index Portfolio	25.64%	17.79%	16.13%	$44,603
S&P Total Market Index	25.66	17.92	16.25	45,074
See Financial Highlights for dividend and capital gains information.
3

Total Stock Market Index Portfolio
Underlying Vanguard Funds
As of December 31, 2021
Vanguard Variable Insurance Funds—Equity Index Portfolio	83.2%
Vanguard Extended Market Index Fund Admiral Shares	16.8
The table reflects the portfolio's investments, except for short-term investments.
4

Total Stock Market Index Portfolio
Financial Statements
Schedule of Investments
As of December 31, 2021
The portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The portfolio’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
	Shares	Market Value• ($000)
Investment Companies (100.0%)
U.S. Stock Funds (100.0%)
Vanguard Variable Insurance Funds—Equity Index Portfolio	54,104,687	3,542,234
Vanguard Extended Market Index Fund Admiral Shares	5,145,736	713,714
Total Investments (100.0%) (Cost $2,552,722)		4,255,948
Other Assets and Liabilities—Net (0.0%)		(1,876)
Net Assets (100%)		4,254,072
Cost is in $000.
•	See Note A in Notes to Financial Statements.
See accompanying Notes, which are an integral part of the Financial Statements.
5

Total Stock Market Index Portfolio
Statement of Assets and Liabilities
As of December 31, 2021
($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value—Affiliated Funds (Cost $2,552,722)	4,255,948
Receivables for Investment Securities Sold	36
Receivables for Capital Shares Issued	435
Total Assets	4,256,419
Liabilities
Due to Custodian	35
Payables for Capital Shares Redeemed	2,312
Total Liabilities	2,347
Net Assets	4,254,072
At December 31, 2021, net assets consisted of:

Paid-in Capital	2,241,696
Total Distributable Earnings (Loss)	2,012,376
Net Assets	4,254,072

Net Assets
Applicable to 74,716,339 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	4,254,072
Net Asset Value Per Share	$56.94
See accompanying Notes, which are an integral part of the Financial Statements.
6

Total Stock Market Index Portfolio
Statement of Operations

Year Ended December 31, 2021
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	47,571
Net Investment Income—Note B	47,571
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	118,761
Affiliated Funds Sold	145,790
Futures Contracts	(724)
Realized Net Gain (Loss)	263,827
Change in Unrealized Appreciation (Depreciation) from Affiliated Funds	564,584
Net Increase (Decrease) in Net Assets Resulting from Operations	875,982
See accompanying Notes, which are an integral part of the Financial Statements.
7

Total Stock Market Index Portfolio
Statement of Changes in Net Assets

	Year Ended December 31,
	2021 ($000)	2020 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	47,571	48,195
Realized Net Gain (Loss)	263,827	198,375
Change in Unrealized Appreciation (Depreciation)	564,584	347,064
Net Increase (Decrease) in Net Assets Resulting from Operations	875,982	593,634
Distributions
Total Distributions	(244,651)	(134,229)
Capital Share Transactions
Issued	443,889	628,862
Issued in Lieu of Cash Distributions	244,651	134,229
Redeemed	(528,140)	(516,850)
Net Increase (Decrease) from Capital Share Transactions	160,400	246,241
Total Increase (Decrease)	791,731	705,646
Net Assets
Beginning of Period	3,462,341	2,756,695
End of Period	4,254,072	3,462,341
See accompanying Notes, which are an integral part of the Financial Statements.
8

Total Stock Market Index Portfolio
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended December 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$48.56	$42.81	$34.26	$38.26	$34.10
Investment Operations
Net Investment Income[1]	.640	.678	.694	.603	.604
Capital Gain Distributions Received[1]	1.599	.684	.789	.494	.890
Net Realized and Unrealized Gain (Loss) on Investments	9.589	6.354	8.792	(2.964)	5.270
Total from Investment Operations	11.828	7.716	10.275	(1.867)	6.764
Distributions
Dividends from Net Investment Income	(.652)	(.671)	(.618)	(.600)	(.699)
Distributions from Realized Capital Gains	(2.796)	(1.295)	(1.107)	(1.533)	(1.905)
Total Distributions	(3.448)	(1.966)	(1.725)	(2.133)	(2.604)
Net Asset Value, End of Period	$56.94	$48.56	$42.81	$34.26	$38.26
Total Return	25.64%	20.55%	30.75%	-5.34%	20.97%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,254	$3,462	$2,757	$2,047	$2,104
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.13%	0.13%	0.13%	0.13%	0.15%
Ratio of Net Investment Income to Average Net Assets	1.22%	1.66%	1.79%	1.59%	1.71%
Portfolio Turnover Rate	7%	13%	4%	5%	6%
1	Calculated based on average shares outstanding.
See accompanying Notes, which are an integral part of the Financial Statements.
9

Total Stock Market Index Portfolio
Notes to Financial Statements
The Total Stock Market Index Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio seeks to match the return of its target index by investing in selected Vanguard funds and portfolios. The portfolio invests a substantial amount of its assets in VVIF Equity Index Portfolio. The accompanying financial statements of VVIF Equity Index Portfolio should be read in conjunction with the financial statements of the portfolio. Financial statements and other information about each underlying fund and portfolio are available at www.vanguard.com. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.
Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the portfolio and thus portfolio performance.
A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.
1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.
2. Futures Contracts: The portfolio uses stock and bond futures contracts to a limited extent, with the objectives of maintaining full exposure to the market and maintaining its target asset allocation. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of investments held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the portfolio trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended December 31, 2021, the portfolio’s average investments in long and short futures contracts represented 0% and less than 1% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period. The portfolio had no open futures contracts at December 31, 2021.
3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The portfolio’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the portfolio’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the portfolio’s financial statements.
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Credit Facilities and Interfund Lending Program: The portfolio and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the portfolio’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and borne by the funds in which the portfolio invests (see Note B). Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate
10

Total Stock Market Index Portfolio
rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternative rate agreed to by the portfolio and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the portfolio may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the portfolio’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended December 31, 2021, the portfolio did not utilize the credit facilities or the Interfund Lending Program.
6. Other: Income and capital gain distributions received are recorded on the ex-dividend date.
Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
B.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the portfolio and all other expenses incurred by the portfolio during the period ended December 31, 2021, were borne by the underlying Vanguard funds in which the portfolio invests. The portfolio’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.
C.  Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.
At December 31, 2021, 100% of the market value of the portfolio's investments was determined based on Level 1 inputs.
D.  Permanent differences between book-basis and tax-basis components of net assets, if any, are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share.
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	46,670
Undistributed Long-Term Gains	262,480
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	1,703,226
11

Total Stock Market Index Portfolio
The tax character of distributions paid was as follows:
	Year Ended December 31,
	2021 Amount ($000)	2020 Amount ($000)
Ordinary Income*	47,699	45,824
Long-Term Capital Gains	196,952	88,405
Total	244,651	134,229
*	Includes short-term capital gains, if any.
As of December 31, 2021, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	2,552,722
Gross Unrealized Appreciation	1,705,171
Gross Unrealized Depreciation	(1,945)
Net Unrealized Appreciation (Depreciation)	1,703,226
E.  Capital shares issued and redeemed were:
	Year Ended December 31,
	2021 Shares (000)	2020 Shares (000)

Issued	8,502	15,326
Issued in Lieu of Cash Distributions	5,072	4,288
Redeemed	(10,157)	(12,710)
Net Increase (Decrease) in Shares Outstanding	3,417	6,904
At December 31, 2021, one shareholder (an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders) was the record or beneficial owner of 45% of the portfolio’s net assets. If this shareholder were to redeem its investment in the portfolio, the redemption might lead to the realization of taxable capital gains.
F.  Transactions during the period in affiliated underlying Vanguard funds were as follows:
		Current Period Transactions
	Dec. 31, 2020 Market Value ($000)	Purchases at Cost ($000)	Proceeds from Securities Sold ($000)	Realized Net Gain (Loss) ($000)	Change in Unrealized App. (Dep.) ($000)	Income ($000)	Capital Gain Distributions Received ($000)	Dec. 31, 2021 Market Value ($000)
Vanguard Extended Market Index Fund	631,700	85,121	71,145	37,504	30,534	7,800	—	713,714
Vanguard Market Liquidity Fund	270	NA1	NA1	—	—	—	—	—
Vanguard Variable Insurance Funds—Equity Index Portfolio	2,830,882	276,657	207,641	108,286	534,050	39,771	118,761	3,542,234
Total	3,462,852	361,778	278,786	145,790	564,584	47,571	118,761	4,255,948
1	Not applicable—purchases and sales are for temporary cash investment purposes.
G.  Management has determined that no events or transactions occurred subsequent to December 31, 2021, that would require recognition or disclosure in these financial statements.
12

Report of Independent Registered
Public Accounting Firm
To the Board of Trustees of Vanguard Variable Insurance Funds and Shareholders of Total Stock Market Index Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Total Stock Market Index Portfolio (one of the portfolios constituting Vanguard Variable Insurance Funds, referred to hereafter as the "Portfolio") as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statement of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 16, 2022
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
13

Special 2021 tax information (unaudited) for corporate shareholders only for Total Stock Market Index Portfolio, a portfolio of Vanguard Variable Insurance Funds
This information for the fiscal year ended December 31, 2021, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.
The portfolio distributed $196,952,000 as capital gain dividend (20% rate gain distributions) to shareholders during the fiscal year.
For corporate shareholders, 88.7% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.
14

The “S&P Total Market Index” (the “Index”) is a product of S&P Dow Jones Indices LLC (“SPDJI”), and has been licensed for use by Vanguard. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P® and S&P 500® are trademarks of S&P; and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by Vanguard. The Total Stock Market Index Portfolio is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices makes no representation or warranty, express or implied, to the owners of the Total Stock Market Index Portfolio or any member of the public regarding the advisability of investing in securities generally or in the Total Stock Market Index Portfolio particularly or the ability of the S&P Total Market Index to track general market performance. S&P Dow Jones Indices’ only relationship to Vanguard with respect to the S&P Total Market Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The S&P Total Market Index is determined, composed and calculated by S&P Dow Jones Indices without regard to Vanguard or the Total Stock Market Index Portfolio. S&P Dow Jones Indices has no obligation to take the needs of Vanguard or the owners of the Total Stock Market Index Portfolio into consideration in determining, composing or calculating the S&P Total Market Index. S&P Dow Jones Indices is not responsible for and has not participated in the determination of the prices, and amount of the Total Stock Market Index Portfolio or the timing of the issuance or sale of the Total Stock Market Index Portfolio or in the determination or calculation of the equation by which the Total Stock Market Index Portfolio is to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of the Total Stock Market Index Portfolio. There is no assurance that investment products based on the S&P Total Market Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.
S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P TOTAL MARKET INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY VANGUARD, OWNERS OF THE TOTAL STOCK MARKET INDEX PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P TOTAL MARKET INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND VANGUARD, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.
15

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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 217 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA. Trustee and vice chair of The Shipley School.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the board of directors of Out & Equal (2002–2006), the advisory board of the University of California, Berkeley School of Engineering (2020–present), and the advisory board of Santa Clara University’s Leavey School of Business (2018–present).
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.
Amy Gutmann
Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: adjunct professor of finance at the University of Notre Dame (2020–present). Chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Assistant professor (retired June 2020) of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of superintendence of the Institute for the Works of Religion, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law (2021–present), professor (2020–present), Distinguished Fellow of the Global Financial Markets Center (2020–present), and Rubenstein Fellow (2017–2020) at Duke University. Trustee (2017–present) of Amherst College and member of Amherst College Investment Committee (2019–present). Member of the Regenerative Crisis Response Committee (2020–present).

1 Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

David A. Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company (2013–present). Trustee of Common Fund (2019–present).
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.
Executive Officers
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
David Cermak
Born in 1960. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present) of each of the investment companies served by Vanguard. Managing director and head (2017–present) of Vanguard Investments Singapore. Managing director and head (2017–2019) of Vanguard Investments Hong Kong. Representative director and head (2014–2017) of Vanguard Investments Japan.
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
John E. Schadl
Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
John T. Marcante	Lauren Valente
Chris D. McIsaac

Connect with Vanguard®>vanguard.com
Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing > 800-749-7273
This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your portfolio on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
Source for Bloomberg indexes: Bloomberg Index Services Limited. Copyright 2022, Bloomberg. All rights reserved.
© 2022 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q690TSMI 022022

Annual Report  |  December 31, 2021
Vanguard Variable Insurance Funds
Equity Index Portfolio

Contents
Your Portfolio’s Performance at a Glance	1
About Your Portfolio’s Expenses	2
Performance Summary	3
Financial Statements	5
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your portfolio are spelled out in the prospectus.

Your Portfolio’s Performance at a Glance
•	For the 12 months ended December 31, 2021, the Equity Index Portfolio returned 28.55%, in line with the 28.71% return of its benchmark, the Standard & Poor’s 500 Index, after factoring in the portfolio’s expenses.
•	The U.S. economy continued to heal over the 12 months. Vaccination programs started rolling out shortly after the period began, helping some of the hardest-hit sectors such as hospitality, leisure, and travel begin to rebound, and more workers returned to the labor force. U.S. stocks performed strongly even with the spread of new COVID-19 variants, a surge in inflation, and Federal Reserve monetary policy turning less accommodative.
•	The portfolio’s index benefited most from its holdings in the information technology and financial sectors.
•	For the 10 years ended December 31, the portfolio’s average annual return was 16.39%, in line with its benchmark average of 16.55%.
•	Please note that the portfolio returns are different from those in Vanguard Variable Annuity (and other plans that invest in the portfolio), which take into account insurance-related expenses.
Market Barometer
	Average Annual Total Returns Periods Ended December 31, 2021
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	26.45%	26.21%	18.43%
Russell 2000 Index (Small-caps)	14.82	20.02	12.02
Russell 3000 Index (Broad U.S. market)	25.66	25.79	17.97
FTSE All-World ex US Index (International)	8.36	13.66	9.89
Bonds
Bloomberg U.S. Aggregate Bond Index (Broad taxable market)	-1.54%	4.79%	3.57%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	1.52	4.73	4.17
FTSE Three-Month U.S. Treasury Bill Index	0.05	0.95	1.11
CPI
Consumer Price Index	7.04%	3.53%	2.92%
1

About Your Portfolio’s Expenses
As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.
A portfolio‘s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your portfolio’s costs in two ways:
•	Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio‘s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the portfolio’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your portfolio’s current prospectus.
Six Months Ended December 31, 2021
Equity Index Portfolio	Beginning Account Value 6/30/2021	Ending Account Value 12/31/2021	Expenses Paid During Period
Based on Actual Portfolio Return	$1,000.00	$1,115.90	$0.75
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.50	0.71
The calculations are based on expenses incurred in the most recent six-month period. The portfolio's annualized six-month expense ratio for that period is 0.14%. The dollar amounts shown as ”Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).
2

Equity Index Portfolio
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.
Cumulative Performance: December 31, 2011, Through December 31, 2021
Initial Investment of $10,000
		Average Annual Total Returns Periods Ended December 31, 2021
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Equity Index Portfolio	28.55%	18.31%	16.39%	$45,617
S&P 500 Index	28.71	18.47	16.55	46,257
Dow Jones U.S. Total Stock Market Float Adjusted Index	25.66	17.92	16.24	45,050
See Financial Highlights for dividend and capital gains information.
3

Equity Index Portfolio
Portfolio Allocation
As of December 31, 2021
Communication Services	10.1%
Consumer Discretionary	12.5
Consumer Staples	5.9
Energy	2.7
Financials	10.7
Health Care	13.3
Industrials	7.8
Information Technology	29.2
Materials	2.5
Real Estate	2.8
Utilities	2.5
The table reflects the portfolio’s investments, except for short-term investments and derivatives. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.
The portfolio may invest in derivatives (such as futures and swap contracts) for various reasons, including, but not limited to, attempting to remain fully invested and tracking its target index as closely as possible.
The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
4

Equity Index Portfolio
Financial Statements
Schedule of Investments
As of December 31, 2021
The portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The portfolio’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (99.5%)
Communication Services (10.1%)
*	Alphabet Inc. Class A	69,245	200,606
*	Alphabet Inc. Class C	64,601	186,929
*	Meta Platforms Inc. Class A	545,673	183,537
*	Walt Disney Co.	419,038	64,905
*	Netflix Inc.	102,146	61,537
	Comcast Corp. Class A	1,051,438	52,919
	Verizon Communications Inc.	954,740	49,608
	AT&T Inc.	1,646,722	40,509
*	Charter Communications Inc. Class A	28,528	18,599
*	T-Mobile US Inc.	135,385	15,702
	Activision Blizzard Inc.	179,609	11,949
*	Match Group Inc.	65,280	8,633
	Electronic Arts Inc.	65,214	8,602
*	Twitter Inc.	184,394	7,970
*	Take-Two Interactive Software Inc.	26,584	4,725
	ViacomCBS Inc. Class B	139,925	4,223
*	Live Nation Entertainment Inc.	31,151	3,728
	Omnicom Group Inc.	49,005	3,591
	Interpublic Group of Cos. Inc.	91,004	3,408
	Fox Corp. Class A	73,854	2,725
	Lumen Technologies Inc.	212,457	2,666
	News Corp. Class A	90,675	2,023
*	DISH Network Corp. Class A	57,309	1,859
*	Discovery Inc. Class C	69,813	1,599
	Fox Corp. Class B	33,934	1,163
*	Discovery Inc. Class A	38,911	916
	News Corp. Class B	28,325	637
			945,268
Consumer Discretionary (12.5%)
*	Amazon.com Inc.	100,577	335,358
*	Tesla Inc.	187,586	198,237
	Home Depot Inc.	243,377	101,004
	NIKE Inc. Class B	294,671	49,113
	McDonald's Corp.	172,318	46,193
	Lowe's Cos. Inc.	159,689	41,276
	Starbucks Corp.	272,112	31,829
	Target Corp.	112,548	26,048
*	Booking Holdings Inc.	9,469	22,718
	TJX Cos. Inc.	277,232	21,047
*	General Motors Co.	334,807	19,630
	Ford Motor Co.	905,220	18,801
	Dollar General Corp.	53,808	12,690
*	Chipotle Mexican Grill Inc.	6,488	11,343
*	O'Reilly Automotive Inc.	15,542	10,976
*	Marriott International Inc. Class A	63,087	10,425
*	Aptiv plc	62,390	10,291
*	AutoZone Inc.	4,837	10,140
*	Hilton Worldwide Holdings Inc.	64,272	10,026
	eBay Inc.	144,360	9,600
	Yum! Brands Inc.	67,597	9,387
	Ross Stores Inc.	81,969	9,367
	DR Horton Inc.	75,161	8,151
*	Dollar Tree Inc.	51,868	7,288
	Lennar Corp. Class A	61,862	7,186
*	Etsy Inc.	29,235	6,401
	Tractor Supply Co.	26,219	6,256
*	Expedia Group Inc.	33,669	6,085
		Shares	Market Value• ($000)
	VF Corp.	75,188	5,505
	Pool Corp.	9,255	5,238
	Best Buy Co. Inc.	51,059	5,188
*	Ulta Beauty Inc.	12,538	5,170
*	CarMax Inc.	37,346	4,864
	Garmin Ltd.	35,073	4,776
	Domino's Pizza Inc.	8,390	4,735
*	Caesars Entertainment Inc.	49,299	4,611
	Genuine Parts Co.	32,796	4,598
	Darden Restaurants Inc.	29,971	4,515
*	NVR Inc.	755	4,461
	Bath & Body Works Inc.	60,888	4,249
	MGM Resorts International	89,758	4,028
*	Royal Caribbean Cruises Ltd.	51,798	3,983
*	Carnival Corp.	185,509	3,732
	LKQ Corp.	61,853	3,713
	Advance Auto Parts Inc.	14,536	3,487
	PulteGroup Inc.	58,366	3,336
	Whirlpool Corp.	14,004	3,286
	Hasbro Inc.	29,943	3,048
*	Las Vegas Sands Corp.	79,066	2,976
	Tapestry Inc.	63,443	2,576
	BorgWarner Inc.	55,139	2,485
*	Mohawk Industries Inc.	12,648	2,304
*	Wynn Resorts Ltd.	24,257	2,063
*	Penn National Gaming Inc.	38,423	1,992
	Newell Brands Inc.	87,387	1,909
*	Norwegian Cruise Line Holdings Ltd.	85,212	1,767
	PVH Corp.	16,360	1,745
	Ralph Lauren Corp.	11,295	1,343
*	Under Armour Inc. Class A	43,163	915
*	Under Armour Inc. Class C	49,993	902
	Gap Inc.	48,937	864
	Lennar Corp. Class B	1,027	98
			1,167,328
Consumer Staples (5.8%)
	Procter & Gamble Co.	558,040	91,284
	Costco Wholesale Corp.	101,887	57,841
	PepsiCo Inc.	318,861	55,389
	Coca-Cola Co.	896,495	53,082
	Walmart Inc.	327,957	47,452
	Philip Morris International Inc.	358,973	34,102
	Mondelez International Inc. Class A	321,755	21,336
	Altria Group Inc.	423,567	20,073
	Estee Lauder Cos. Inc. Class A	53,434	19,781
	Colgate-Palmolive Co.	194,340	16,585
	Kimberly-Clark Corp.	77,629	11,095
	Constellation Brands Inc. Class A	37,885	9,508
	General Mills Inc.	139,688	9,412
	Sysco Corp.	118,217	9,286
	Archer-Daniels-Midland Co.	128,943	8,715
	Walgreens Boots Alliance Inc.	165,682	8,642
*	Monster Beverage Corp.	86,640	8,321
	Kroger Co.	155,972	7,059
	Hershey Co.	33,538	6,489
	Tyson Foods Inc. Class A	68,013	5,928
	Kraft Heinz Co.	163,796	5,880
	Church & Dwight Co. Inc.	56,277	5,768
	McCormick & Co. Inc. (Non-Voting)	57,500	5,555
5

Equity Index Portfolio
		Shares	Market Value• ($000)
	Clorox Co.	28,344	4,942
	Kellogg Co.	59,060	3,805
	Conagra Brands Inc.	110,421	3,771
	J M Smucker Co.	25,043	3,401
	Hormel Foods Corp.	65,201	3,183
	Brown-Forman Corp. Class B	42,024	3,062
	Lamb Weston Holdings Inc.	33,800	2,142
	Campbell Soup Co.	46,827	2,035
	Molson Coors Beverage Co. Class B	43,319	2,008
			546,932
Energy (2.7%)
	Exxon Mobil Corp.	976,260	59,737
	Chevron Corp.	444,522	52,165
	ConocoPhillips	304,133	21,952
	EOG Resources Inc.	134,914	11,984
	Schlumberger NV	323,455	9,687
	Pioneer Natural Resources Co.	52,351	9,522
	Marathon Petroleum Corp.	141,942	9,083
	Phillips 66	101,029	7,321
	Williams Cos. Inc.	280,149	7,295
	Kinder Morgan Inc.	449,620	7,131
	Valero Energy Corp.	94,287	7,082
	Devon Energy Corp.	145,234	6,398
	ONEOK Inc.	102,814	6,041
	Occidental Petroleum Corp.	204,622	5,932
	Baker Hughes Co.	201,554	4,849
	Halliburton Co.	206,385	4,720
	Hess Corp.	63,619	4,710
	Diamondback Energy Inc.	39,308	4,239
	Coterra Energy Inc.	187,713	3,567
	Marathon Oil Corp.	179,483	2,947
	APA Corp.	83,746	2,252
			248,614
Financials (10.6%)
*	Berkshire Hathaway Inc. Class B	390,104	116,641
	JPMorgan Chase & Co.	681,497	107,915
	Bank of America Corp.	1,660,816	73,890
	Wells Fargo & Co.	919,472	44,116
	Morgan Stanley	331,025	32,493
	BlackRock Inc.	32,928	30,148
	Goldman Sachs Group Inc.	78,045	29,856
	Charles Schwab Corp.	346,671	29,155
	Citigroup Inc.	457,587	27,634
	S&P Global Inc.	55,571	26,226
	American Express Co.	144,679	23,669
	Marsh & McLennan Cos. Inc.	116,409	20,234
	PNC Financial Services Group Inc.	97,462	19,543
	Chubb Ltd.	99,332	19,202
	CME Group Inc.	82,869	18,932
	Truist Financial Corp.	307,816	18,023
	Intercontinental Exchange Inc.	129,905	17,767
	US Bancorp	311,153	17,477
	Aon plc Class A	50,808	15,271
	Moody's Corp.	37,302	14,569
	Capital One Financial Corp.	98,152	14,241
	Progressive Corp.	134,914	13,849
	MSCI Inc.	19,010	11,647
	American International Group Inc.	191,476	10,887
	MetLife Inc.	164,893	10,304
	T. Rowe Price Group Inc.	51,813	10,188
	Bank of New York Mellon Corp.	175,168	10,174
*	Berkshire Hathaway Inc. Class A	21	9,464
	Prudential Financial Inc.	87,177	9,436
*	SVB Financial Group	13,533	9,179
	Travelers Cos. Inc.	56,730	8,874
	First Republic Bank	41,337	8,536
	Aflac Inc.	140,351	8,195
	Arthur J Gallagher & Co.	47,796	8,110
		Shares	Market Value• ($000)
	State Street Corp.	84,301	7,840
	Discover Financial Services	67,578	7,809
	Ameriprise Financial Inc.	25,792	7,780
	Allstate Corp.	66,107	7,777
	Fifth Third Bancorp	157,657	6,866
	Willis Towers Watson plc	28,733	6,824
	Synchrony Financial	126,192	5,854
	Northern Trust Corp.	47,928	5,733
	Nasdaq Inc.	27,006	5,672
	Hartford Financial Services Group Inc.	78,481	5,418
	Huntington Bancshares Inc.	333,510	5,143
	KeyCorp	214,651	4,965
	Regions Financial Corp.	219,522	4,786
	Citizens Financial Group Inc.	98,371	4,648
	M&T Bank Corp.	29,713	4,563
	Signature Bank	13,981	4,522
	Raymond James Financial Inc.	42,779	4,295
	FactSet Research Systems Inc.	8,676	4,217
	Principal Financial Group Inc.	56,831	4,111
	Cincinnati Financial Corp.	34,632	3,946
	Brown & Brown Inc.	54,035	3,798
	MarketAxess Holdings Inc.	8,785	3,613
	Cboe Global Markets Inc.	24,658	3,215
	Lincoln National Corp.	39,167	2,674
	Loews Corp.	46,207	2,669
	W R Berkley Corp.	32,122	2,647
	Comerica Inc.	30,223	2,629
	Everest Re Group Ltd.	9,076	2,486
	Zions Bancorp NA	36,054	2,277
	Franklin Resources Inc.	64,961	2,176
	Assurant Inc.	13,131	2,047
	Globe Life Inc.	21,432	2,009
	Invesco Ltd.	78,918	1,817
	People's United Financial Inc.	98,735	1,759
			994,430
Health Care (13.2%)
	UnitedHealth Group Inc.	217,195	109,062
	Johnson & Johnson	607,080	103,853
	Pfizer Inc.	1,294,334	76,430
	Thermo Fisher Scientific Inc.	90,870	60,632
	Abbott Laboratories	407,714	57,382
	AbbVie Inc.	407,684	55,200
	Eli Lilly & Co.	183,090	50,573
	Danaher Corp.	146,659	48,252
	Merck & Co. Inc.	582,480	44,641
	Medtronic plc	310,349	32,106
	Bristol-Myers Squibb Co.	511,836	31,913
	CVS Health Corp.	304,417	31,404
*	Intuitive Surgical Inc.	82,318	29,577
	Amgen Inc.	129,894	29,222
	Zoetis Inc.	109,100	26,624
	Anthem Inc.	55,971	25,945
	Gilead Sciences Inc.	289,278	21,004
	Stryker Corp.	77,423	20,704
*	Moderna Inc.	81,343	20,660
*	Edwards Lifesciences Corp.	143,970	18,651
	Cigna Corp.	76,429	17,550
	Becton Dickinson & Co.	66,226	16,655
*	Regeneron Pharmaceuticals Inc.	24,380	15,396
	HCA Healthcare Inc.	55,228	14,189
*	Boston Scientific Corp.	328,605	13,959
	Humana Inc.	29,641	13,749
*	Illumina Inc.	36,043	13,712
*	IDEXX Laboratories Inc.	19,566	12,883
*	Vertex Pharmaceuticals Inc.	58,632	12,876
*	IQVIA Holdings Inc.	44,067	12,433
*	Dexcom Inc.	22,350	12,001
	Agilent Technologies Inc.	69,787	11,142
*	Align Technology Inc.	16,899	11,106

6

Equity Index Portfolio
		Shares	Market Value• ($000)
*	Centene Corp.	134,559	11,088
	Baxter International Inc.	115,458	9,911
*	Mettler-Toledo International Inc.	5,301	8,997
	ResMed Inc.	33,603	8,753
	McKesson Corp.	35,210	8,752
*	Biogen Inc.	33,875	8,127
	West Pharmaceutical Services Inc.	17,083	8,012
*	Laboratory Corp. of America Holdings	22,070	6,935
	Cerner Corp.	67,734	6,290
	Zimmer Biomet Holdings Inc.	48,174	6,120
	PerkinElmer Inc.	29,101	5,851
	STERIS plc	23,065	5,614
*	Waters Corp.	14,059	5,238
*	Catalent Inc.	39,472	5,054
	Quest Diagnostics Inc.	28,287	4,894
	Cooper Cos. Inc.	11,371	4,764
	Bio-Techne Corp.	9,061	4,688
	AmerisourceBergen Corp.	34,557	4,592
*	Hologic Inc.	58,535	4,481
*	Charles River Laboratories International Inc.	11,641	4,386
	Viatris Inc.	279,573	3,783
*	ABIOMED Inc.	10,495	3,770
*	Bio-Rad Laboratories Inc. Class A	4,983	3,765
	Teleflex Inc.	10,819	3,554
	Cardinal Health Inc.	64,963	3,345
*	Incyte Corp.	43,170	3,169
	DENTSPLY SIRONA Inc.	50,379	2,811
*	Henry Schein Inc.	31,886	2,472
	Universal Health Services Inc. Class B	16,859	2,186
	Organon & Co.	58,705	1,788
*	DaVita Inc.	15,035	1,710
			1,236,386
Industrials (7.7%)
	Union Pacific Corp.	148,253	37,349
	United Parcel Service Inc. Class B	168,145	36,040
	Honeywell International Inc.	158,780	33,107
	Raytheon Technologies Corp.	345,156	29,704
	Caterpillar Inc.	124,745	25,790
*	Boeing Co.	127,391	25,646
	General Electric Co.	253,227	23,922
	3M Co.	132,874	23,602
	Deere & Co.	65,067	22,311
	Lockheed Martin Corp.	56,595	20,114
	CSX Corp.	511,486	19,232
	Norfolk Southern Corp.	56,117	16,707
	Illinois Tool Works Inc.	65,843	16,250
	Eaton Corp. plc	91,909	15,884
	Waste Management Inc.	88,747	14,812
	FedEx Corp.	56,358	14,576
	Northrop Grumman Corp.	34,363	13,301
	Johnson Controls International plc	163,459	13,291
	Emerson Electric Co.	137,838	12,815
	IHS Markit Ltd.	91,968	12,224
	Roper Technologies Inc.	24,324	11,964
	General Dynamics Corp.	53,447	11,142
	Trane Technologies plc	54,783	11,068
	Carrier Global Corp.	199,880	10,842
	L3Harris Technologies Inc.	45,243	9,648
	Parker-Hannifin Corp.	29,772	9,471
	Rockwell Automation Inc.	26,742	9,329
	Cintas Corp.	20,269	8,983
	Otis Worldwide Corp.	97,934	8,527
	Verisk Analytics Inc.	37,187	8,506
	Fastenal Co.	132,646	8,497
	Equifax Inc.	28,131	8,236
	AMETEK Inc.	53,332	7,842
	Old Dominion Freight Line Inc.	21,483	7,699
*	TransDigm Group Inc.	12,073	7,682
*	Copart Inc.	49,205	7,460
		Shares	Market Value• ($000)
	Cummins Inc.	32,942	7,186
	Stanley Black & Decker Inc.	37,597	7,092
	PACCAR Inc.	80,066	7,067
	Republic Services Inc.	48,193	6,721
	Fortive Corp.	82,700	6,309
	Dover Corp.	33,214	6,032
*	Southwest Airlines Co.	136,532	5,849
	Ingersoll Rand Inc.	93,993	5,815
*	Delta Air Lines Inc.	147,670	5,771
*	United Rentals Inc.	16,702	5,550
	Expeditors International of Washington Inc.	39,073	5,247
	WW Grainger Inc.	9,980	5,172
*	Generac Holdings Inc.	14,570	5,127
	Xylem Inc.	41,588	4,987
	Jacobs Engineering Group Inc.	30,099	4,191
	IDEX Corp.	17,553	4,148
	Westinghouse Air Brake Technologies Corp.	43,082	3,968
	JB Hunt Transport Services Inc.	19,354	3,956
	Masco Corp.	56,289	3,953
	Textron Inc.	50,817	3,923
	Quanta Services Inc.	32,852	3,767
	Fortune Brands Home & Security Inc.	31,300	3,346
*	United Airlines Holdings Inc.	74,850	3,277
	CH Robinson Worldwide Inc.	29,965	3,225
	Leidos Holdings Inc.	32,347	2,876
	Robert Half International Inc.	25,747	2,871
	Howmet Aerospace Inc.	88,761	2,825
	Pentair plc	38,140	2,785
	Allegion plc	20,621	2,731
*	American Airlines Group Inc.	148,867	2,674
	Snap-on Inc.	12,410	2,673
	A O Smith Corp.	30,690	2,635
	Rollins Inc.	52,364	1,791
	Huntington Ingalls Industries Inc.	9,264	1,730
	Nielsen Holdings plc	82,533	1,693
*	Alaska Air Group Inc.	28,806	1,501
			724,037
Information Technology (29.0%)
	Apple Inc.	3,594,208	638,224
	Microsoft Corp.	1,731,367	582,294
	NVIDIA Corp.	576,509	169,557
	Visa Inc. Class A	386,720	83,806
	Mastercard Inc. Class A	200,045	71,880
	Broadcom Inc.	94,921	63,161
*	Adobe Inc.	109,721	62,218
	Cisco Systems Inc.	972,592	61,633
	Accenture plc Class A	145,658	60,383
*	salesforce.com Inc.	225,760	57,372
*	PayPal Holdings Inc.	270,942	51,094
	Intel Corp.	937,869	48,300
	QUALCOMM Inc.	258,275	47,231
	Intuit Inc.	65,299	42,002
	Texas Instruments Inc.	212,969	40,138
*	Advanced Micro Devices Inc.	278,477	40,073
	Applied Materials Inc.	208,219	32,765
	Oracle Corp.	371,934	32,436
*	ServiceNow Inc.	45,889	29,787
	International Business Machines Corp.	206,803	27,641
	Micron Technology Inc.	257,959	24,029
	Automatic Data Processing Inc.	97,171	23,960
	Lam Research Corp.	32,469	23,350
	Analog Devices Inc.	123,931	21,783
	Fidelity National Information Services Inc.	140,419	15,327
	KLA Corp.	34,964	15,038
*	Autodesk Inc.	50,697	14,255
*	Fiserv Inc.	137,062	14,226
	NXP Semiconductors NV	61,325	13,969
*	Synopsys Inc.	35,167	12,959
	TE Connectivity Ltd.	75,249	12,141

7

Equity Index Portfolio
		Shares	Market Value• ($000)
	Xilinx Inc.	57,162	12,120
	Amphenol Corp. Class A	137,910	12,062
*	Cadence Design Systems Inc.	63,907	11,909
*	Fortinet Inc.	31,293	11,247
	Microchip Technology Inc.	127,952	11,139
	Cognizant Technology Solutions Corp. Class A	121,120	10,746
	Motorola Solutions Inc.	38,937	10,579
	Paychex Inc.	74,003	10,101
	HP Inc.	265,774	10,012
	Global Payments Inc.	66,907	9,044
*	Keysight Technologies Inc.	42,476	8,772
*	EPAM Systems Inc.	13,079	8,743
*	ANSYS Inc.	20,120	8,071
*	Arista Networks Inc.	51,724	7,435
*	Zebra Technologies Corp. Class A	12,323	7,335
	Corning Inc.	177,253	6,599
	CDW Corp.	31,297	6,409
*	Gartner Inc.	18,964	6,340
	Teradyne Inc.	37,587	6,147
	Skyworks Solutions Inc.	38,094	5,910
*	Enphase Energy Inc.	31,110	5,691
*	VeriSign Inc.	22,284	5,656
	Seagate Technology Holdings plc	47,232	5,336
*	Tyler Technologies Inc.	9,448	5,083
*	Trimble Inc.	57,865	5,045
	Monolithic Power Systems Inc.	9,991	4,929
	Broadridge Financial Solutions Inc.	26,878	4,914
	Hewlett Packard Enterprise Co.	301,644	4,757
	NetApp Inc.	51,514	4,739
*	Teledyne Technologies Inc.	10,759	4,700
*	Western Digital Corp.	71,859	4,686
*	Paycom Software Inc.	11,100	4,609
*	Akamai Technologies Inc.	37,441	4,382
*	FleetCor Technologies Inc.	18,722	4,191
*	Qorvo Inc.	25,413	3,974
	NortonLifeLock Inc.	134,402	3,492
*	F5 Inc.	13,946	3,413
*	SolarEdge Technologies Inc.	12,111	3,398
*	Ceridian HCM Holding Inc.	31,402	3,280
*	PTC Inc.	24,295	2,943
	Jack Henry & Associates Inc.	17,113	2,858
	Citrix Systems Inc.	28,781	2,722
	Juniper Networks Inc.	74,901	2,675
*	DXC Technology Co.	58,184	1,873
*	IPG Photonics Corp.	8,283	1,426
*	GreenSky Inc. Class A	7,833	89
			2,714,613
Materials (2.6%)
	Linde plc	118,203	40,949
	Sherwin-Williams Co.	55,630	19,591
	Air Products and Chemicals Inc.	51,052	15,533
	Freeport-McMoRan Inc.	338,659	14,132
	Ecolab Inc.	57,500	13,489
	Newmont Corp.	183,785	11,398
	Dow Inc.	170,574	9,675
	DuPont de Nemours Inc.	119,491	9,653
	PPG Industries Inc.	54,751	9,441
	International Flavors & Fragrances Inc.	58,700	8,843
	Corteva Inc.	168,105	7,948
	Nucor Corp.	65,916	7,524
	Ball Corp.	74,701	7,192
	Vulcan Materials Co.	30,604	6,353
	Martin Marietta Materials Inc.	14,388	6,338
	Albemarle Corp.	26,976	6,306
	LyondellBasell Industries NV Class A	60,568	5,586
	Amcor plc	352,933	4,239
	Celanese Corp.	25,106	4,219
	International Paper Co.	89,333	4,197
	Avery Dennison Corp.	19,059	4,128
		Shares	Market Value• ($000)
	Eastman Chemical Co.	31,005	3,749
	CF Industries Holdings Inc.	49,464	3,501
	Mosaic Co.	85,184	3,347
	FMC Corp.	29,229	3,212
	Packaging Corp. of America	21,977	2,992
	Westrock Co.	61,428	2,725
	Sealed Air Corp.	34,178	2,306
			238,566
Real Estate (2.8%)
	American Tower Corp.	105,019	30,718
	Prologis Inc.	170,489	28,703
	Crown Castle International Corp.	99,663	20,804
	Equinix Inc.	20,763	17,562
	Public Storage	35,178	13,176
	Simon Property Group Inc.	75,776	12,107
	Digital Realty Trust Inc.	65,438	11,574
	SBA Communications Corp.	25,083	9,758
	Realty Income Corp.	130,442	9,338
	Welltower Inc.	100,372	8,609
*	CBRE Group Inc. Class A	77,206	8,378
	AvalonBay Communities Inc.	32,222	8,139
	Alexandria Real Estate Equities Inc.	32,515	7,249
	Equity Residential	78,695	7,122
	Weyerhaeuser Co.	172,898	7,120
	Extra Space Storage Inc.	30,872	7,000
	Mid-America Apartment Communities Inc.	26,546	6,091
	Duke Realty Corp.	87,794	5,763
	Essex Property Trust Inc.	15,008	5,286
	Ventas Inc.	92,040	4,705
	Healthpeak Properties Inc.	124,467	4,492
	UDR Inc.	66,989	4,019
	Boston Properties Inc.	32,840	3,782
	Kimco Realty Corp.	142,096	3,503
	Iron Mountain Inc.	66,927	3,502
*	Host Hotels & Resorts Inc.	164,185	2,855
	Regency Centers Corp.	35,511	2,676
	Federal Realty Investment Trust	16,153	2,202
	Vornado Realty Trust	36,554	1,530
			257,763
Utilities (2.5%)
	NextEra Energy Inc.	452,466	42,242
	Duke Energy Corp.	177,363	18,605
	Southern Co.	244,347	16,757
	Dominion Energy Inc.	186,746	14,671
	Exelon Corp.	225,593	13,030
	American Electric Power Co. Inc.	116,110	10,330
	Sempra Energy	73,632	9,740
	Xcel Energy Inc.	124,184	8,407
	American Water Works Co. Inc.	41,857	7,905
	Public Service Enterprise Group Inc.	116,600	7,781
	Eversource Energy	79,261	7,211
	WEC Energy Group Inc.	72,726	7,060
	Consolidated Edison Inc.	81,566	6,959
	Edison International	87,591	5,978
	DTE Energy Co.	44,705	5,344
	Ameren Corp.	59,387	5,286
	Entergy Corp.	46,377	5,224
	FirstEnergy Corp.	125,584	5,223
	PPL Corp.	173,068	5,203
	CMS Energy Corp.	66,873	4,350
	CenterPoint Energy Inc.	144,964	4,046
	AES Corp.	154,018	3,743
	Evergy Inc.	52,979	3,635
	Alliant Energy Corp.	57,828	3,555
	Atmos Energy Corp.	30,517	3,197
	NiSource Inc.	90,422	2,497
	NRG Energy Inc.	56,496	2,434

8

Equity Index Portfolio
	Shares	Market Value• ($000)
Pinnacle West Capital Corp.	26,020	1,837
		232,250
Total Common Stocks (Cost $4,198,141)		9,306,187
Temporary Cash Investments (0.4%)
Money Market Fund (0.4%)
[1] Vanguard Market Liquidity Fund, 0.090% (Cost $40,620)	406,206	40,616
Total Investments (99.9%) (Cost $4,238,761)		9,346,803
Other Assets and Liabilities—Net (0.1%)		7,142
Net Assets (100%)		9,353,945
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	March 2022	199	47,347	1,074
See accompanying Notes, which are an integral part of the Financial Statements.
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Equity Index Portfolio
Statement of Assets and Liabilities
As of December 31, 2021
($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $4,198,141)	9,306,187
Affiliated Issuers (Cost $40,620)	40,616
Total Investments in Securities	9,346,803
Investment in Vanguard	293
Cash Collateral Pledged—Futures Contracts	2,294
Receivables for Accrued Income	5,619
Receivables for Capital Shares Issued	1,221
Total Assets	9,356,230
Liabilities
Due to Custodian	12
Payables for Investment Securities Purchased	3
Payables for Capital Shares Redeemed	1,567
Payables to Vanguard	566
Variation Margin Payable—Futures Contracts	137
Total Liabilities	2,285
Net Assets	9,353,945
At December 31, 2021, net assets consisted of:

Paid-in Capital	3,785,868
Total Distributable Earnings (Loss)	5,568,077
Net Assets	9,353,945

Net Assets
Applicable to 142,881,564 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	9,353,945
Net Asset Value Per Share	$65.47
See accompanying Notes, which are an integral part of the Financial Statements.
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Equity Index Portfolio
Statement of Operations

Year Ended December 31, 2021
($000)
Investment Income
Income
Dividends	117,358
Interest[1]	24
Securities Lending—Net	51
Total Income	117,433
Expenses
The Vanguard Group—Note B
Investment Advisory Services	1,268
Management and Administrative	9,918
Marketing and Distribution	473
Custodian Fees	47
Auditing Fees	73
Shareholders’ Reports	34
Trustees’ Fees and Expenses	2
Total Expenses	11,815
Net Investment Income	105,618
Realized Net Gain (Loss)
Investment Securities Sold[1]	348,866
Futures Contracts	10,372
Realized Net Gain (Loss)	359,238
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	1,644,395
Futures Contracts	(177)
Change in Unrealized Appreciation (Depreciation)	1,644,218
Net Increase (Decrease) in Net Assets Resulting from Operations	2,109,074
1	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the portfolio were $24,000, less than $1,000, $1,000, and ($4,000), respectively. Purchases and sales are for temporary cash investment purposes.
See accompanying Notes, which are an integral part of the Financial Statements.
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Equity Index Portfolio
Statement of Changes in Net Assets

	Year Ended December 31,
	2021 ($000)	2020 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	105,618	112,820
Realized Net Gain (Loss)	359,238	311,521
Change in Unrealized Appreciation (Depreciation)	1,644,218	748,829
Net Increase (Decrease) in Net Assets Resulting from Operations	2,109,074	1,173,170
Distributions
Total Distributions	(418,079)	(242,631)
Capital Share Transactions
Issued	711,464	996,555
Issued in Lieu of Cash Distributions	418,079	242,631
Redeemed	(1,021,957)	(1,072,379)
Net Increase (Decrease) from Capital Share Transactions	107,586	166,807
Total Increase (Decrease)	1,798,581	1,097,346
Net Assets
Beginning of Period	7,555,364	6,458,018
End of Period	9,353,945	7,555,364
See accompanying Notes, which are an integral part of the Financial Statements.
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Equity Index Portfolio
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended December 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$53.76	$47.70	$38.03	$41.17	$35.63
Investment Operations
Net Investment Income[1]	.738	.798	.805	.804	.699
Net Realized and Unrealized Gain (Loss) on Investments	13.978	7.014	10.791	(2.556)	6.734
Total from Investment Operations	14.716	7.812	11.596	(1.752)	7.433
Distributions
Dividends from Net Investment Income	(.754)	(.806)	(.834)	(.703)	(.699)
Distributions from Realized Capital Gains	(2.252)	(.946)	(1.092)	(.685)	(1.194)
Total Distributions	(3.006)	(1.752)	(1.926)	(1.388)	(1.893)
Net Asset Value, End of Period	$65.47	$53.76	$47.70	$38.03	$41.17
Total Return	28.55%	18.20%	31.30%	-4.51%	21.66%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$9,354	$7,555	$6,458	$4,934	$5,178
Ratio of Total Expenses to Average Net Assets	0.14%	0.14%	0.14%	0.14%	0.15%
Ratio of Net Investment Income to Average Net Assets	1.25%	1.73%	1.87%	1.94%	1.85%
Portfolio Turnover Rate	4%	8%	4%	5%	5%
1	Calculated based on average shares outstanding.
See accompanying Notes, which are an integral part of the Financial Statements.
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Equity Index Portfolio
Notes to Financial Statements
The Equity Index Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the portfolio and thus portfolio performance.
A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio's pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.
2. Futures Contracts: The portfolio uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The portfolio may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the portfolio trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended December 31, 2021, the portfolio’s average investments in long and short futures contracts represented 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The portfolio’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the portfolio’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the portfolio’s financial statements.
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Securities Lending: To earn additional income, the portfolio lends its securities to qualified institutional borrowers. Security loans are subject to termination by the portfolio at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The portfolio further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of
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Equity Index Portfolio
prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the portfolio may experience delays and costs in recovering the securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the portfolio is entitled to all distributions made on or in respect of the loaned securities.
6. Credit Facilities and Interfund Lending Program: The portfolio and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the portfolio’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternative rate agreed to by the portfolio and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the portfolio may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the portfolio’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended December 31, 2021, the portfolio did not utilize the credit facilities or the Interfund Lending Program.
7. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
B.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the portfolio may invest up to 0.40% of its net assets as capital in Vanguard. At December 31, 2021, the portfolio had contributed to Vanguard capital in the amount of $293,000, representing less than 0.01% of the portfolio’s net assets and 0.12% of Vanguard’s capital received pursuant to the FSA. The portfolio’s trustees and officers are also directors and employees, respectively, of Vanguard.
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Equity Index Portfolio
C.  Various inputs may be used to determine the value of the portfolio’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
At December 31, 2021, 100% of the market value of the portfolio's investments and derivatives was determined based on Level 1 inputs.
D.  Permanent differences between book-basis and tax-basis components of net assets, if any, are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share.
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; and the recognition of unrealized gains or losses from certain derivative contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	109,433
Undistributed Long-Term Gains	350,840
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	5,107,804
The tax character of distributions paid was as follows:
	Year Ended December 31,
	2021 Amount ($000)	2020 Amount ($000)
Ordinary Income*	108,293	115,359
Long-Term Capital Gains	309,786	127,272
Total	418,079	242,631
*	Includes short-term capital gains, if any.
As of December 31, 2021, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	4,238,999
Gross Unrealized Appreciation	5,424,278
Gross Unrealized Depreciation	(316,474)
Net Unrealized Appreciation (Depreciation)	5,107,804
E.  During the year ended December 31, 2021, the portfolio purchased $356,045,000 of investment securities and sold $540,573,000 of investment securities, other than temporary cash investments.
The portfolio purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended December 31, 2021, such purchases were $33,651,000 and sales were $23,765,000, resulting in net realized gain of $516,000; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
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Equity Index Portfolio
F.  Capital shares issued and redeemed were:
	Year Ended December 31,
	2021 Shares (000)	2020 Shares (000)

Issued	11,966	22,103
Issued in Lieu of Cash Distributions	7,731	6,753
Redeemed	(17,343)	(23,722)
Net Increase (Decrease) in Shares Outstanding	2,354	5,134
At December 31, 2021, one shareholder (Total Stock Market Index Portfolio) was the record or beneficial owner of 41% of the portfolio’s net assets. If this shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio's expense ratio, cause the portfolio to incur higher transaction costs, or lead to the realization of taxable capital gains.
G.  Management has determined that no events or transactions occurred subsequent to December 31, 2021, that would require recognition or disclosure in these financial statements.
17

Report of Independent Registered
Public Accounting Firm
To the Board of Trustees of Vanguard Variable Insurance Funds and Shareholders of Equity Index Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Equity Index Portfolio (one of the portfolios constituting Vanguard Variable Insurance Funds, referred to hereafter as the "Portfolio") as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statement of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 16, 2022
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
18

Special 2021 tax information (unaudited) for corporate shareholders only for Equity Index Portfolio, a portfolio of Vanguard Variable Insurance Funds
This information for the fiscal year ended December 31, 2021, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.
The portfolio distributed $309,786,000 as capital gain dividend (20% rate gain distributions) to shareholders during the fiscal year.
For corporate shareholders, 96.1% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.
19

The S&P 500 Index is a product of S&P Dow Jones Indices LLC, a division of S&P Global, or its affiliates (“SPDJI”), and has been licensed for use by Vanguard. Standard & Poor’s®, and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC, a division of S&P Global (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The trademarks have been licensed to SPDJI and have been sublicensed for use for certain purposes by Vanguard. Vanguard Equity Index Portfolio is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices make no representation or warranty, express or implied, to the owners of the Vanguard Equity Index Portfolio or any member of the public regarding the advisability of investing in securities generally or in Vanguard Equity Index Portfolio particularly or the ability of the S&P 500 Index to track general market performance. S&P Dow Jones Indices’ only relationship to Vanguard with respect to the S&P 500 Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The S&P 500 Index is determined, composed and calculated by S&P Dow Jones Indices without regard to Vanguard or the Vanguard Equity Index Portfolio. S&P Dow Jones Indices have no obligation to take the needs of Vanguard or the owners of Vanguard Equity Index Portfolio into consideration in determining, composing or calculating the S&P 500 Index. S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of Vanguard Equity Index Portfolio or the timing of the issuance or sale of Vanguard Equity Index Portfolio or in the determination or calculation of the equation by which Vanguard Equity Index Portfolio is to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of Vanguard Equity Index Portfolio. There is no assurance that investment products based on the S&P 500 Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.
S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY VANGUARD, OWNERS OF THE VANGUARD EQUITY INDEX PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND VANGUARD, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.
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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 217 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA. Trustee and vice chair of The Shipley School.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the board of directors of Out & Equal (2002–2006), the advisory board of the University of California, Berkeley School of Engineering (2020–present), and the advisory board of Santa Clara University’s Leavey School of Business (2018–present).
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.
Amy Gutmann
Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: adjunct professor of finance at the University of Notre Dame (2020–present). Chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Assistant professor (retired June 2020) of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of superintendence of the Institute for the Works of Religion, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law (2021–present), professor (2020–present), Distinguished Fellow of the Global Financial Markets Center (2020–present), and Rubenstein Fellow (2017–2020) at Duke University. Trustee (2017–present) of Amherst College and member of Amherst College Investment Committee (2019–present). Member of the Regenerative Crisis Response Committee (2020–present).

1 Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

David A. Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company (2013–present). Trustee of Common Fund (2019–present).
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.
Executive Officers
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
David Cermak
Born in 1960. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present) of each of the investment companies served by Vanguard. Managing director and head (2017–present) of Vanguard Investments Singapore. Managing director and head (2017–2019) of Vanguard Investments Hong Kong. Representative director and head (2014–2017) of Vanguard Investments Japan.
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
John E. Schadl
Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
John T. Marcante	Lauren Valente
Chris D. McIsaac

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You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
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Q690TSMI 022022

Item 2: Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert.

All members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts and to be independent: F. Joseph Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis.

Item 4: Principal Accountant Fees and Services.

(a)       Audit Fees.

Audit Fees of the Registrant.

Fiscal Year Ended December 31, 2021: $507,000
Fiscal Year Ended December 31, 2020: $540,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended December 31, 2021: $11,244,694
Fiscal Year Ended December 31, 2020: $10,761,407

Includes fees billed in connection with audits of the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(b)        Audit-Related Fees.

Fiscal Year Ended December 31, 2021: $2,955,181
Fiscal Year Ended December 31, 2020: $2,915,863

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(c)       Tax Fees.

Fiscal Year Ended December 31, 2021: $2,047,574
Fiscal Year Ended December 31, 2020: $247,168

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(d)       All Other Fees.

Fiscal Year Ended December 31, 2021: $280,000
Fiscal Year Ended December 31, 2020: $115,000

Includes fees billed for services related to tax reported information provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(e)        (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider, and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

(2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)       For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g)       Aggregate Non-Audit Fees.

Fiscal Year Ended December 31, 2021: $2,327,574
Fiscal Year Ended December 31, 2020: $362,168

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h)       For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in rule 10A-3 under the Securities Exchange Act of 1934 (“Exchange Act”). The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are: F. Joseph Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis.

Item 6: Investments.

Not applicable. The complete schedule of investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11: Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control Over Financial Reporting. There were no significant changes in the Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13: Exhibits.

(a)(1)   Code of Ethics filed herewith.

(a)(2)   Certifications filed herewith.

(b)        Certifications field herewith.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD Variable Insurance FUNDS

BY:	/s/ MORTIMER J. BUCKLEY*
MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER

Date: February 18, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD Variable Insurance FUNDS

BY:	/s/ MORTIMER J. BUCKLEY*
MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER

Date: February 18, 2022

VANGUARD Variable Insurance FUNDS

BY:	/s/ CHRISTINE BUCHANAN*
CHRISTINE BUCHANAN
CHIEF FINANCIAL OFFICER

Date: February 18, 2022

* By:	/s/ Anne E. Robinson

Anne E. Robinson, pursuant to a Power of Attorney  filed on November 29, 2021 (see File Number 33-64845), a Power of Attorney  filed on October 12, 2021 (see File Number 33-23444), and a Power of Attorney  filed on August 26, 2021 (see file Number 811-02652), Incorporated by Reference.